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                                   RESIDENTIAL ACCREDIT LOANS, INC.,

                                              as Company,

                                   RESIDENTIAL FUNDING COMPANY, LLC,

                                     as Certificate Administrator,

                                                  and

                                 DEUTSCHE BANK TRUST COMPANY AMERICAS,

                          as Trustee and Supplemental Interest Trust Trustee

                        _____________________________________________________

                                            TRUST AGREEMENT
                                     Dated as of February 8, 2008

                        _____________________________________________________

                   Mortgage Asset-Backed Pass-Through Certificates, Series 2008-QR1

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         This TRUST AGREEMENT (this  "Agreement"),  dated as of February 8, 2008, is among  RESIDENTIAL
ACCREDIT LOANS, INC., a Delaware  corporation,  as the company (together with its permitted  successors and assigns,  the "Company"),  RESIDENTIAL FUNDING COMPANY,  LLC, a Delaware limited liability company, as certificate  administrator  (together with its permitted  successors and assigns,  the  "Certificate
Administrator"),  and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation,  as Trustee
(together with its permitted  successors  and assigns,  the  "Trustee")  and as  supplemental  interest trust trustee (together with its permitted  successors and assigns,  the  "Supplemental  Interest Trust
Trustee").

                                         PRELIMINARY STATEMENT

         The  Company  intends  to sell the  Trust  Certificates  (as  defined  herein),  to be  issued hereunder  in nine  classes,  which in the  aggregate  will  evidence the entire  beneficial  ownership
interest  in  the  Underlying   Certificates  (as  defined  herein).  As  provided  herein,  the  REMIC
Administrator  shall make an  election  for the assets  constituting  REMIC I to be treated for federal income tax purposes as a REMIC.  On the Closing Date, the REMIC I Regular  Interests will be designated
"regular  interests" in such REMIC and the Class R-I Certificates  will be designated the sole class of
"residual  interests"  in REMIC I. The  REMIC  Administrator  shall  make an  election  for the REMIC I
Regular  Interests,  which  constitute  REMIC II, to be treated  for federal  income tax  purposes as a
REMIC.  On the Closing Date,  the REMIC II Regular  Interests  will be designated  "regular  interests"
in such  REMIC  and the  Class  R-II  Certificates  will be  designated  the sole  class  of  "residual interests" in REMIC II.

         The following table sets forth the designation,  type,  Pass-Through Rate (as defined herein), aggregate  initial  Certificate  Principal  Balance (as defined  herein),  initial  ratings and certain other  features of each Class of Trust  Certificates  comprising  the  interests  in the Trust Fund (as defined herein).

                                          Aggregate Initial
                        Pass-Through    Certificate Principal
Designation                 Rate               Balance                  Features(1)                 Fitch/S&P         Minimum Denominations(2)
_________________________________________________________________________________________________________________________________________________
Class  I-A-1             Adjustable     $75,000,000.00                  Senior/Super                 AAA/ AAA                $1,000.00
                           Rate(3)                                 Senior/Retail/Floater
                                                                     /Adjustable Rate
Class  I-A-2             Adjustable     $0.00(4)                      Senior/Interest                AAA/ AAA              $2,000,000.00
                           Rate(3)                                     Only/Inverse
                                                                  Floater/Adjustable Rate
Class  I-A-3                6.00%       $12,038,257.00                   Component                   AAA/ AAA               $100,000.00
Class  I-A-4                6.00%       $14,920,000.00                  Senior/Super                 AAA/ AAA                $1,000.00
                                                                  Senior/Retail/Fixed Rate
Class II-A-1             Adjustable     $14,737,000.00                 Senior/Super                  AAA/ AAA                $1,000.00
                           Rate(3)                           Senior/Retail/Exchangeable/Floater
                                                                      /Adjustable Rate
Class II-A-2             Adjustable     $1,635,873.00                  Senior/Senior                 AAA/ AAA               $100,000.00
                           Rate(3)                             Support/Exchangeable/Floater/
                                                                      Adjustable Rate
Class II-A-3             Adjustable     $0.00                    Senior/Exchanged/Floater            AAA/ AAA               $100,000.00
                           Rate(3)                                   /Adjustable Rate
Class R-I                   0.00%       $100                    Senior/Residual/ Fixed Rate          AAA/ AAA                   (5)
Class R-II                  0.00%       $100                    Senior/Residual/ Fixed Rate          AAA/ AAA                   (5)

____________________________
(1)  The Trust Certificates, other than the Class R Certificates, shall be Book-Entry Certificates. The
     Class R Certificates shall be delivered to the Holders thereof in physical form.
(2)  The Trust Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as
     applicable) and integral multiples of $1 in excess thereof.
(3)

____________________________________________________________________________________________________________________
   Adjustable Rates:          Initial                  Formula                  Maximum              Minimum
____________________________________________________________________________________________________________________
                                                                           7.50%, subject to
      Class I-A-1             4.54000%               LIBOR +1.40%            the Available            1.40%
                                                                               Funds Cap
____________________________________________________________________________________________________________________
      Class I-A-2             1.46000%             4.60% - (LIBOR)               4.60%                0.00%
____________________________________________________________________________________________________________________
     Class II-A-1             3.87625%               LIBOR +0.50%                7.00%                0.50%
____________________________________________________________________________________________________________________
     Class II-A-2             3.87625%               LIBOR +0.50%                7.00%                0.50%
____________________________________________________________________________________________________________________
     Class II-A-3             3.87625%               LIBOR +0.50%                7.00%                0.50%
____________________________________________________________________________________________________________________

     The Class I-A-1 Certificates will represent ownership of regular interests in REMIC II, together with certain rights to payments to be made from amounts received under the Corridor Agreement which will be deemed made for federal income tax purposes outside of REMIC II.  Any amount distributed on the Class I-A-1 Certificates on any Distribution Date in excess of the amount distributable on the related REMIC II Regular Interest on such Distribution Date shall be treated for federal income tax purposes as having been paid from the Supplemental Interest Trust Account and any amount distributable on such REMIC II Regular Interest on such Distribution Date in excess of the amount distributable on the Class I-A-1 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust Account, all pursuant to and as further provided in
     Section 3.11 hereof.

(4)  The Class I-A-2 Certificates do not have a Certificate Principal Balance.  For the purpose of calculating interest payments, interest on the Class I-A-2 Certificates will accrue on a Notional
     Amount equal to the Certificate Principal Balance of the Class I-A-1 Certificates immediately prior to the related Distribution Date.

(5)  Each Class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest, other than the de minimis portion transferred to the REMIC Administrator on the Closing Date.

The Class I-A-3 Certificates are comprised of the following two components:

   Component   Initial Component Certificate Principal   Pass-Through Rate                Designations
                               Balance
 ___________________________________________________________________________________________________________________
    I-A-3A                 $ 10,196,257.00                     6.00%            Senior/Senior Support/Fixed Rate
 ___________________________________________________________________________________________________________________
    I-A-3B                  $ 1,842,000.00                     6.00%            Senior/Senior Support/Fixed Rate
 ___________________________________________________________________________________________________________________

         The Components of the Class I-A-3 Certificates are not separately transferable.

         The Group I Underlying  Certificates have an outstanding  Certificate  Principal Balance as of the  Closing  Date of  $101,958,257.77.  The  Group  II  Underlying  Certificates  have an  outstanding
Certificate  Principal  Balance  as of the  Closing  Date  of  $16,372,873.83.  The  combined  Group  I
Underlying   Certificates  and  Group  II  Underlying   Certificates  have  an  outstanding   aggregate
Certificate Principal Balance as of the Closing Date of $118,331,131.60.

         In consideration for its services  hereunder,  the Certificate  Administrator has been paid an upfront fee.

         All things  necessary to make this  Agreement a valid  declaration  of trust by the Company in accordance with its terms have been done.

         In  consideration of the premises and the mutual  agreements  herein  contained,  the Company, the  Certificate  Administrator  and the Trustee  and  Supplemental  Interest  Trust  Trustee  agree as follows:

                                               ARTICLE I

                                              DEFINITIONS

                  Section 1.01.     Defined Terms.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  Accrued Certificate Interest:  With respect to any Distribution Date, an amount equal to (a) in the case of each Class of Trust Certificates, other than the Interest Only
Certificates, interest accrued during the related Interest Accrual Period on the Certificate
Principal Balance of the Trust Certificates of that Class immediately prior to such Distribution Date at the related Pass-Through Rate and (b) in the case of the Interest Only Certificates, interest accrued during the related Interest Accrual Period on the related Notional Amount immediately prior to that Distribution Date at the then-applicable Pass-Through Rate on that Class for that
Distribution Date; in each case less interest shortfalls, if any, allocated to the Underlying
Certificates in respect of such Distribution Date; including in each case:

                  (1)      any Prepayment Interest Shortfall to the extent not covered by the Master
Servicer pursuant to the terms of the related Pooling and Servicing Agreement;

                  (2)      the interest portions of Realized Losses (including Excess Special Hazard
Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) allocated to the
Underlying Certificates;

                  (3)      the interest portion of any advances that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud
Losses, Excess Bankruptcy Losses or Extraordinary Losses on the Mortgage Loans in accordance with the related Pooling and Servicing Agreement; and

                  (4)      any other interest shortfalls on the Mortgage Loans not covered by subordination (as set forth in the related Pooling and Servicing Agreement), including interest shortfalls relating to the Servicemembers Civil Relief Act, or similar legislation or regulations.

                  Any reductions allocated to the Group I Underlying Certificates will be allocated among the Holders of all Classes of Class I Certificates in proportion to the respective amounts of
Accrued Certificate Interest that would have been payable on that distribution date absent these reductions.  Any reductions allocated to the Group II Underlying Certificates will be allocated among the Holders of all Classes of Class II Certificates in proportion to the respective amounts of
Accrued Certificate Interest that would have been payable on that distribution date absent these reductions.

                  Accrued Certificate Interest on each Class of Trust Certificates will be calculated on the basis of a 360 day year consisting of twelve 30-day months and will be carried out to at least three decimal places.

                  Adjustable Rate Trust Certificates:  Any of the Class I-A-1, Class I-A-2, Class
II-A-1, Class II-A-2 and Class II-A-3 Certificates.

                  Adverse REMIC Event:  Shall have the meaning set forth in Section 9.01(f) hereof.

                  Affiliate:  An "affiliate" of, or person "affiliated" with, a specific person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

                  Agreement:  This Trust Agreement and all amendments hereof and supplements hereto.

                  Available Funds:  With respect to any Distribution Date and Underlying Certificate
Group, an amount equal to the amount received on the related Underlying Certificates on such
Distribution Date less amounts withdrawn from the Trust Certificate Account pursuant to Section
3.03(ii).

                  Available Funds Cap:  With respect to any Distribution Date on or before the
Distribution Date in January 2012 and the Class I-A-1 Certificates, 6.00% per annum plus the Corridor
Agreement Payment with respect to the Class I-A-1 Certificates, if any, for such Distribution Date, expressed as a per annum rate.  With respect to any Distribution Date after January 2012, 6.00% per annum.

                  Book-Entry Certificate:  Any Trust Certificate registered in the name of the
Depository or its nominee, and designated as such in the Preliminary Statement hereto.

                  Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California, the
State of Illinois or the State of Minnesota (and such other state or states in which the Custodial
Account or the Trust Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

                  Certificate Administrator:  Residential Funding Company, LLC, in its capacity as certificate administrator under this Agreement, or any successor certificate administrator appointed under the terms of this Agreement.

                  Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

                  Certificate Principal Balance:  For any Class of Trust Certificates, other than the
Interest Only Certificates, as of any date of determination, an amount equal to the initial
Certificate Principal Balance of such Trust Certificate, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Trust Certificate and (b) any reductions in the Certificate Principal Balance of such Trust Certificate due to allocations of the
Loss Amounts to such Class of Trust Certificates.   The Certificate Principal Balance for any
component of the Class I-A-3 Certificates, as of any date of determination, is an amount equal to the initial Certificate Principal Balance of such Component, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Component and (b) any reductions in the Certificate Principal Balance of such Component deemed to have occurred in connection with allocations of Loss Amounts to such Component.

                  The Certificate Principal Balance of any Exchangeable Certificates that have been exchanged for Exchanged Certificates is equal to zero.  The Certificate Principal Balance of any
Exchanged Certificates that have not been issued or have been exchanged for Exchangeable Certificates is equal to zero.

                  Certificate Register:  The register maintained pursuant to Section 4.02 hereof which shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust
Certificates, as herein provided.

                  Certificate Registrar:  The Trustee.

                  Certificateholder or Holder:  The person in whose name a Trust Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent or exercising any Voting Rights pursuant to this Agreement, any Trust Certificate registered in the name of the Company or any Affiliate shall be deemed not to be an Outstanding Certificate or taken into account when calculating the Voting Rights of any Certificateholder.

                  All references herein to "Holder" or "Certificateholder" shall reflect the rights of
Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the
Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Trust Certificate is registered in the Certificate Register.

                  Class:  Collectively, all of the Trust Certificates bearing the same designation.

                  Class I Certificate:  Any one of the Class I-A-1, Class I-A-2, Class I-A-3 and Class
I-A-4 Certificates executed and delivered by the Trustee substantially in the form annexed hereto as
Exhibit A-1 evidencing ownership of an interest designated as a "regular interest" in  REMIC II for purposes of the REMIC Provisions, together, in the case of the Class I-A-1 Certificates with certain other rights as provided herein.

                  Class I Loss Amount:  With respect to the Class I Certificates and on each
Distribution Date, the excess of the aggregate Certificate Principal Balance of the Class I
Certificates over the Group I Underlying Certificate Balance, in each case after giving effect to distributions on or prior to such Distribution Date.

                  Class II Certificate:  Any one of the Class II-A-1, Class II-A-2 and Class II-A-3
Certificates executed and delivered by the Trustee substantially in the form annexed hereto as
Exhibit A-2 evidencing ownership of one or more interests designated as a "regular interest" in
REMIC II for purposes of the REMIC Provisions.

                  Class II Loss Amount:  With respect to the Class II Certificates and on each
Distribution Date, the excess of the aggregate Certificate Principal Balance of the Class II
Certificates over the Group II Underlying Certificate Balance, in each case after giving effect to distributions on or prior to such Distribution Date.

                  Class R Certificate:  Any one of the Class R-I Certificates and Class R-II
Certificates.

                  Class R-I Certificate:  Any one of the Class R-I Certificates executed by the
Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as
Exhibit B and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

                  Class R-II Certificate:  Any one of the Class R-II Certificates executed by the
Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as
Exhibit B and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

                  Class R Deposit:  The $200 deposit into the Trust Certificate Account by the
Depositor on the Closing Date to pay the Class R Certificates in accordance with Section 3.04(a) on the Distribution Date occurring in February 2008.

                  Closing Date:  February 8, 2008.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Commission:  The Securities and Exchange Commission.

                  Company:  Residential Accredit Loans, Inc. or any successors in interest.

                  Component:  The Class I-A-3A Component and Class I-A-3B Component, as applicable.

                  Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew
Place, Santa Ana, California 92705-4934, Attention: Residential Funding Company, LLC Series 2008-QR1.

                  Corridor Agreement: The corridor agreement, dated as of the Closing Date,  between the Corridor Provider and the Supplemental Interest Trust Trustee, on behalf of the Supplemental
Interest Trust, which is intended to cover interest rate shortfalls with respect to the Class I-A-1
Certificates, together with any schedules, confirmations or other agreements relating thereto, or any replacement, substitute, collateral or other arrangement in lieu thereof, attached hereto as Exhibit
H.

                  Corridor Agreement Payment:  For any Distribution Date, the payment, if any, to the
Holders of the Class I-A-1 Certificates from amounts paid under the Corridor Agreement. With respect to any Distribution Date, the Corridor Agreement Payment shall be equal to the product of  (a) the amount equal to the lesser of (x) the amount set forth for that Distribution Date in the Additional
Terms table in the Corridor Agreement  and (y) the Certificate Principal Balance of the Class I-A-1
Certificates on that Distribution Date, (b) the positive excess, if any, of (i) the lesser of (x)
LIBOR (as determined pursuant to the Corridor Agreement) and (y) 6.10% per annum, over (ii) 4.60% per annum and (c) 30/360.

                  Corridor Provider:  Credit Suisse International and its successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.

                  Custodial Account:  The custodial account or accounts created and maintained pursuant to Section 3.07 of each Pooling and Servicing Agreement in the name of a depository institution, as custodian for the holders of the related Underlying Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Certificate Administrator or owned by the Certificate Administrator, into which the amounts set forth in Section 3.07 of each Pooling and Servicing Agreement shall be deposited directly.  Any such account or accounts shall be an
Eligible Account.

                  Definitive Certificate:  Any definitive, fully registered Trust Certificate.

                  Depository:  The Depository Trust Company, or any successor Depository hereafter named.  The nominee of the initial Depository for purposes of registering those Trust Certificates that are to be Book-Entry Certificates is Cede & Co.  The Depository shall at all times be a
"clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State
of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the
Exchange Act.

                  Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  Distribution Date:  The 25th day of each month, or if such 25th day is not a
Business Day, the next succeeding Business Day, commencing on the First Distribution Date.

                  Eligible Account:  An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available; provided that if the rating of such depository institution falls below
Standard and Poor's short-term rating of A-2, such depository institution will be replaced within 30 days, or (ii) in the case of each Custodial Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (iii) in the case of the Trust Certificate Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (iv) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as a Custodial Account or the Trust
Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating
Agency below the then-current rating assigned to such Certificates).

                  ERISA:  The Employment Retirement Income Security Act of 1974, as amended.

                  Exchange Act:  Securities Exchange Act of 1934, as amended.

                  Exchangeable Certificates:  The Class II-A-1 Certificates and the Class II-A-2
Certificates.

                  Exchanged Certificates:  The Class II-A-3 Certificates.

                  FDIC:  The Federal Deposit Insurance Corporation or any successor.

                  Fitch:  Fitch Ratings or any successor thereto.

                  First Distribution Date:  February 25, 2008.

                  Floater Certificates:  Any of the Class I-A-1, Class I-A-2, Class II-A-1, Class
II-A-2 and Class II-A-3 Certificates.

                  Grantor Trust:   That portion of the Trust Fund consisting of the Grantor Trust
Uncertificated REMIC Regular Interests.

                  Grantor Trust Account:   The separate account established and maintained pursuant to
Section 4.06(c) and designated by the Trustee pursuant to Section 4.06(c), which shall be entitled
"Deutsche Bank Trust Company Americas, as Trustee, in trust for the benefit of the Holders of the
Exchangeable Certificates" and which must be an Eligible Account.

                  Grantor Trust Uncertificated REMIC II Regular Interests:   The uncertificated
interests identified in the table below, each representing an undivided beneficial ownership interest in  REMIC II, and having the following characteristics:

                  1.       The principal balance from time to time of each Grantor Trust
Uncertificated REMIC II Regular Interest shall be the amount identified as the Initial Principal
Balance thereof in the table below, minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal
Balance thereof pursuant to Section 9.07(a)(ii) and (y) the aggregate of all reductions in
Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Grantor Trust
Uncertificated REMIC II Regular Interest pursuant to Section 9.07(c).

                  2.       The Uncertificated Pass-Through Rate for Grantor Trust Uncertificated REMIC
II Regular Interests  shall be equal to the Pass-Through Rate of the Related Classes of  Certificates.

___________________________________________________________________________________________________________________
  Grantor Trust Uncertificated REMIC II             Related Classes of Certificates           Initial Principal
             Regular Interest                                                                      Balance
___________________________________________________________________________________________________________________
                  II-A-1                                  II-A-1, II-A-3                         $14,737,000
___________________________________________________________________________________________________________________
                  II-A-2                                  II-A-2, II-A-3                          $1,635,837
___________________________________________________________________________________________________________________

                  Group I Underlying Certificate Balance:  With respect to the Group I Underlying
Certificates, as of any Distribution Date (following all distributions to be made with respect to the
Group I Underlying Certificates on such Distribution Date), an amount equal to:

          (i)     the aggregate outstanding principal balance of the Group I Underlying Certificates as of the Closing Date, plus

         (ii)     any subsequent recoveries added to the certificate principal balance of the Group I
                  Underlying Certificates after the Closing Date pursuant to Section 4.02 of the RALI
                  Series 2006-QS11 Pooling and Servicing Agreement, minus

         (iii)    the sum of (x) the aggregate of all amounts distributed after the Closing Date with respect to the Group I Underlying Certificates (or any predecessor certificates) and applied to reduce the certificate principal balance thereof pursuant to Section 4.02 of the RALI Series 2006-QS11 Pooling and Servicing Agreement and (y) the aggregate of all reductions in certificate principal balance deemed to have occurred after the
                  Closing Date in connection with Realized Losses which were previously allocated to the Group I Underlying Certificates (or any predecessor certificates) pursuant to
                  Section 4.05 of the RALI Series 2006-QS11 Pooling and Servicing Agreement.

                  Group I Underlying Certificates:  A certificate that represents a 71.10902810771%
interest in the  Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates,
Series 2006-QS11, Class I-A-2.

                  Group II Underlying Certificate Balance:  With respect to the Group II Underlying
Certificates, as of any Distribution Date (following all distributions to be made with respect to the
Group II Underlying Certificates on such Distribution Date), an amount equal to:

          (i)     the aggregate outstanding principal balance of the Group II Underlying Certificates as of the Closing Date, plus

         (ii)     any subsequent recoveries added to the certificate principal balance of the Group II
                  Underlying Certificates after the Closing Date pursuant to Section 4.02 of the RALI
                  Series 2006-QS12 Pooling and Servicing Agreement, minus

         (iii)    the sum of (x) the aggregate of all amounts distributed after the Closing Date with respect to the Group II Underlying Certificates (or any predecessor certificates)
                  and applied to reduce the certificate principal balance thereof pursuant to Section
                  4.02 of the RALI Series 2006-QS12 Pooling and Servicing Agreement and (y) the
                  aggregate of all reductions in certificate principal balance deemed to have occurred after the Closing Date in connection with Realized Losses which were previously allocated to the Group II Underlying Certificates (or any predecessor certificates)
                  pursuant to Section 4.05 of the RALI Series 2006-QS12 Pooling and Servicing
                  Agreement.

                  Group II Underlying Certificates:  A certificate that represents a 50.91419007690%
interest in the Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates,
Series 2006-QS12, Class II-A-15.

                  Independent:  When used with respect to any specified Person, such a Person who (i)
is in fact independent of the Company, (ii) does not have any direct financial interest in the
Company or in an Affiliate, and (iii) is not connected with the Company as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  Initial Certificate Principal Balance:  With respect to each Class of Trust
Certificates, the Certificate Principal Balance of such Class of Trust Certificates as of the Closing
Date, as set forth in the Preliminary Statement hereto.

                  Interest Distribution Amount:  With respect to any Distribution Date and Underlying
Certificate Group, the aggregate amount of interest distributed to such Underlying Certificate Group on that Distribution Date, less extraordinary expenses and indemnities reimbursable to the Trustee and the Supplemental Interest Trust Trustee pursuant to Section 5.11(b) hereof.

                  LIBOR:   With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

                  Loss Amount:  Either of the Class I Loss Amount or the Class II Loss Amount.

                  Master Servicer:  Residential Funding Company, LLC, in its capacity as master servicer under each Pooling and Servicing Agreement, or any successor master servicer appointed under the terms of such Pooling and Servicing Agreement.

                  Maturity Date:  With respect to the Class I Certificates, the Distribution Date in
August 2036.  With respect to the Class II Certificates, the Distribution Date in September 2036.

                  Mortgage Loans:  The mortgage loans in which the Underlying Certificates evidence a beneficial ownership interest.

                  Non-United States Person:  Any Person other than a United States Person.

                  Notice of Final Distribution:  With respect to any of the Underlying Certificates, the notice to be provided pursuant to the related Pooling and Servicing Agreement to the effect that final distribution on such Underlying Certificates shall be made only upon presentation and surrender thereof.

                  Notice of Termination:  Any of the notices given by the Trustee pursuant to
Section 6.01(b).

                  Notional Amount: As of any Distribution Date, with respect to the Class I-A-2
Certificates, an amount equal to the Certificate Principal Balance of the Class I-A-1 Certificates
immediately prior to such date.

                  Officer's Certificate:  A certificate signed by the Chairman of the Board, the
President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by
the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the
Company or the Certificate Administrator, as the case may be, and delivered to the Trustee, as required by this Agreement.

                  Opinion of Counsel:  A written opinion of counsel acceptable to the Trustee and the
Certificate Administrator, who may be counsel for the Company or the Certificate Administrator, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization"
in either Pooling and Servicing Agreement or (ii) relating to the qualification of any REMIC formed under either Pooling and Servicing Agreement, this Agreement or in compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

                  Outstanding Certificates:  With respect to any of the Trust Certificates, as of the date of determination, all Trust Certificates theretofore executed and delivered under this Agreement except:

                  (i)      Trust Certificates theretofore canceled by the Trustee or delivered to the
Trustee for cancellation; and

                  (ii)     Trust Certificates in exchange for which or in lieu of which other Trust
Certificates have been executed and delivered pursuant to this Agreement unless proof satisfactory to the Trustee is presented that any such Trust Certificates are held by a holder in due course.

                  Ownership Interest:  As to any Trust Certificate, any ownership or security interest in such Trust Certificate, including any interest in such Trust Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  Pass-Through Rate:  For all Classes of Trust Certificates (other than the Adjustable
Rate Trust Certificates), the per annum rate set forth in the Pass-Through Rate column in the first table in the Preliminary Statement hereto.

             o   With respect to the Class I-A-1 Certificates and the initial Interest Accrual Period,
                 4.54000% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 1.40%, with a maximum rate of 7.50% per annum, subject to the Available Funds Cap, and a minimum rate of 1.40% per annum.

             o   With respect to the Class I-A-2 Certificates and the initial Interest Accrual Period,
                 1.46000% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 4.60% minus LIBOR, with a maximum rate of 4.60% per annum and a minimum rate of 0.00% per annum.

             o   With respect to the Class II-A-1 Certificates and the initial Interest Accrual
                 Period, 3.87625% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.50%, with a maximum rate of 7.00% per annum and a minimum rate of 0.50% per annum.

             o   With respect to the Class II-A-2 Certificates and the initial Interest Accrual
                 Period, 3.87625% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.50%, with a maximum rate of 7.00% per annum and a minimum rate of 0.50% per annum.

             o   With respect to the Class II-A-3 Certificates and the initial Interest Accrual
                 Period, 3.87625% per annum if issued prior to the first Distribution Date, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.50%, with a maximum rate of 7.00% per annum and a minimum rate of 0.50% per annum.

                  Percentage Interest:  With respect to any Trust Certificate (other than a Class R
Certificate), the undivided percentage ownership interest in the related Class evidenced by such
Trust Certificate, which percentage ownership interest shall be equal to the Initial Certificate
Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all the
Trust Certificates of the same Class.  With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Trust Certificate.

                  Permitted Investments:  Has the meaning ascribed thereto in the Pooling and
Servicing Agreements.

                  Permitted Transferee:  Any Transferee of a Class R Certificate other than (i) the
United States, any state or any political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan
Mortgage Corporation, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in
Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code, (v) an electing large partnership under Section 775 of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any
Class of Trust Certificates, other than such Person, to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class
R Certificate to such Person.  The terms "United States", "State" and "international organization"
shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  Pooling and Servicing Agreement:  Either of the RALI Series 2006-QS11 Pooling and
Servicing Agreement or the RALI Series 2006-QS12 Pooling and Servicing Agreement and collectively, the Pooling and Servicing Agreements.

                  Prepayment Assumption:  The Prepayment Assumption assumes a constant prepayment rate of the Mortgage Loans of 10.0% per annum of the then outstanding principal balance of such Mortgage
Loans.

                  Prepayment Interest Shortfall:  As to any Distribution Date and the Underlying
Certificates that received an interest distribution on the related Distribution Date that was reduced pursuant to the terms of the related Pooling and Servicing Agreement because of a principal prepayment in full on a Mortgage Loan or Mortgage Loans relating to such Underlying Certificates, the amount of such reduction.

                  Principal Distribution Amount:  With respect to any Distribution Date and Underlying
Certificate Group, the aggregate amount of principal distributed to such Underlying Certificate Group on that Distribution Date, less extraordinary expenses and indemnities reimbursable to the Trustee and the Supplemental Interest Trust Trustee pursuant to Section 5.11(b) hereof.

                  RALI Series 2006-QS11 Pooling and Servicing Agreement:  The Series Supplement, dated as of August 1, 2006 together with the Standard Terms of Pooling and Servicing Agreement, dated as of
March 1, 2006, and attached as Exhibit D-1 hereto, among the Company, the Certificate Administrator, and the Trustee, as such agreement is amended from time to time.

                  RALI Series 2006-QS12 Pooling and Servicing Agreement:  The Series Supplement, dated as of September 1, 2006 together with the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, and attached as Exhibit D-2 hereto, among the Company, the Certificate
Administrator, and the Trustee, as such agreement is amended from time to time.

                  Rating Agencies:  Fitch and S&P.

                  Realized Losses:  Losses on the Mortgage Loans applied in reduction of the aggregate principal balance of an Underlying Certificate that is not accompanied by a cash payment in respect of such reduction.

                  Record Date:  With respect to each Class of Certificates (other than the Adjustable
Rate Certificates) and the Distribution Date in February 2008, the Closing Date.  With respect to each other Distribution Date and each Class of Certificates (other than the Adjustable Rate
Certificates for so long as the Adjustable Rate Certificates are in book-entry form), the close of business on the last Business Day of the month preceding the month in which the related Distribution
Date occurs.  With respect to each Distribution Date and the Adjustable Rate Certificates (so long as they are Book-Entry Certificates), the close of business on the Business Day prior to such
Distribution Date.

                  Regulation  AB:  Subpart  229.1100 - Asset  Backed  Securities  (Regulation  AB),  17
C.F.R.  §§229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such clarification  and  interpretation  as have been  provided by the  Commission  in the adopting  release
(Asset-Backed  Securities,  Securities Act Release No. 33-8518,  70 Fed. Reg. 1,506,  1,531 (January 7,
2005)) or by the staff of the  Commission,  or as may be provided by the  Commission  or its staff from time to time.

                  Related Classes:   As to any Grantor Trust Uncertificated REMIC Regular Interest,
those classes of Certificates identified as "Related Classes of Certificates" to such Grantor Trust
Uncertificated REMIC Regular Interest in the definition of Grantor Trust Uncertificated REMIC Regular
Interests.

                  REMIC:  A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

                  REMIC Administrator:  Residential Funding Company, LLC, provided that if Residential
Funding Company, LLC is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement, the Certificate Administrator or Trustee acting as Certificate Administrator shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

                  REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  REMIC I:  The segregated pool of assets (exclusive of the Supplemental Interest
Trust Account and the Corridor Agreement), with respect to which a real estate mortgage investment conduit election is made pursuant to this Agreement, consisting of:

                  (a)      the Underlying Certificates,

                  (b)      all payments on and collections in respect of the Underlying Certificates due after the Closing Date as shall be on deposit in the Trust Certificate Account and identified as belonging to the Trust Fund, and

                  (c)      all proceeds of clauses (a) and (b) above.

                  REMIC I Certificates:  The Class R-I Certificates.

                  REMIC I Regular Interest:  Any Uncertificated REMIC I Regular Interest.

                  REMIC II:  The segregated pool of assets consisting of the Uncertificated REMIC I
Regular Interests conveyed in trust to the Trustee for the benefit of the Holders of each Class of
Certificates (other than the Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

                  REMIC II Certificates:  Any Trust Certificate (other than the Class R-I
Certificates).

                  REMIC II Regular Interest:  Any of the Grantor Trust Uncertificated REMIC II
Regular  Interests or the Uncertificated REMIC II Regular Interests.

                  REMIC:  A Real Estate Mortgage Investment Conduit as defined in the REMIC Provisions.

                  REMIC II Certificates:  The Class R-II Certificates.

                  REMIC Certificates:  The Class R Certificates.

                  REMIC Regular Interest: Any Trust Certificate, other than a Class R Certificate.

                  Responsible Officer:  When used with respect to the Trustee, any officer of the
Corporate Trust Office of the Trustee, including any managing director, director, senior vice president, any vice president, any assistant vice president, any assistant secretary, any trust officer  or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred, in each case with direct responsibility for the administration of the Agreement.

                  S&P:  Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies,
Inc., or its successor in interest.

                  Securitization  Transaction:  Any  transaction  involving a sale or other transfer of mortgage loans  directly or indirectly to an issuing entity in connection  with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

                  Senior Support  Certificates:  Any of the Class I-A-3  Certificates  and Class II-A-2
Certificates.

                  Servicing  Criteria:   The  "servicing   criteria"  set  forth  in  Item  1122(d)  of
Regulation AB, as such may be amended from time to time.

                  Super Senior Certificates:  Any of the Class I-A-1 Certificates and Class II-A-1
Certificates.

                  Supplemental Interest Trust:  The separate trust created and maintained by the
Supplemental Interest Trust Trustee pursuant to Section 3.11(a).

                  Supplemental Interest Trust Account:  The separate account created and maintained pursuant to Section 3.11(a) hereof, which shall be entitled "DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee, in trust for the Class I-A-1 Certificateholders" and which must be an Eligible Account.

                  Supplemental Interest Trust Trustee:  Deutsche Bank Trust Company Americas, a New
York banking corporation, not in its individual capacity, but solely in its capacity as trustee of the Supplemental Interest Trust, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

                  Tax Returns:  The federal income tax return on Internal Revenue Service Form 1066,
U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto,
Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any
successor forms, to be filed on behalf of any REMIC formed under either Pooling and Servicing
Agreement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal
Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  Termination Date:  The Distribution Date following the Distribution Date on which the Underlying Certificate Balance has been reduced to zero.

                  Transaction Party:  As defined in Section 10.02(a).

                  Transfer:  Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Trust Certificate.

                  Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a
Trust Certificate.

                  Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a
Trust Certificate.

                  Trust Certificate:  Any Class I, Class II or Class R Certificate.

                  Trust Certificate Account:  The separate account or accounts created and maintained pursuant to Section 3.02 hereof, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered Holders of Residential Accredit Loans, Inc., Mortgage
Asset-Backed Pass-Through Certificates, Series 2008-QR1" and which must be an Eligible Account.
Funds deposited in the Trust Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in Article III hereof.

                  Trust Fund:  The corpus of the trust created by and to be administered under this
Agreement consisting of:  (i) the Underlying Certificates, (ii) all distributions thereon after but not including the Distribution Date occurring in January 2008, and (iii) the Trust Certificate
Account and such assets that are deposited therein from time to time, together with any and all income, proceeds and payments with respect thereto.

                  Trustee:  Deutsche Bank Trust Company Americas or its successor in interest, or any successor trustee appointed as herein provided.

                  Trustee Information:  As specified in Section 10.05(a)(i)(A).

                  Uncertificated Accrued Interest:  With respect to each Distribution Date, (i) as to each Uncertificated REMIC I Regular Interest, an amount equal to the aggregate amount of Accrued
Certificate Interest that would result under the terms of the definition thereof on the Related
Classes of Certificates (excluding any Interest Only Certificates) if the Pass-Through Rate on such
Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular
Interest and (ii) as to each Grantor Trust Uncertificated REMIC II Regular Interest, interest accrued during the related Interest Accrual Period at the related Uncertificated Pass-Through Rate on the
Uncertificated Principal Balance thereof immediately prior to such Distribution Date.

                  Uncertificated Pass-Through Rate:  With respect to each of the Uncertificated REMIC
I Regular Interests the per annum rate specified in the definition of Uncertificated REMIC I  Regular
Interests. With respect to each of the Grantor Trust Uncertificated REMIC II Regular Interests, the
per annum rates specified in the definition of Grantor Trust Uncertificated REMIC II Regular Interest.

                  Uncertificated Principal Balance:  With respect to each Uncertificated REMIC I
Regular Interest, as defined in the definition of Uncertificated REMIC I Regular Interest.  With respect to each Grantor Trust Uncertificated REMIC II Regular Interest, as defined in the definition of Grantor Trust Uncertificated REMIC Regular Interests.

                  Uncertificated REMIC I Regular Interests:  The Uncertificated REMIC I Regular
Interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

                  1.       The principal balance from time to time of each Uncertificated REMIC I
         Regular Interest identified in the table below shall be the amount identified as the Initial
         Principal Balance thereof in such table, minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the
         Uncertificated Principal Balance thereof pursuant to Section 9.04(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Class I Loss Amounts and Class II Loss Amounts that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular
         Interest pursuant to Section 9.04(d), which equals the aggregate principal balance of the
         Classes of Certificates identified as related to such Uncertificated REMIC I Regular
         Interest in such table.

                  2.       The Uncertificated Pass-Through Rate for each Uncertificated REMIC I
         Regular Interest identified in the table below shall be the per annum rate set forth in the
         Pass-Through Rate column of such table.

                  3.       The Uncertificated REMIC I Distribution Amount for each REMIC I Regular
         Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such
         Distribution Date pursuant to the provisions of Section 9.04(a).

_________________________________________________________________________________________________________________
  Uncertificated REMIC I       Related Classes of Certificates       Pass-Through Rate       Initial Principal
     Regular Interest                                                                             Balance
_________________________________________________________________________________________________________________
            X               Class I-A-1, Class I-A-2               6.00%                           $75,000,000
_________________________________________________________________________________________________________________
            Y               Class R-II, Class I-A-3, Class         6.00%                          $118,331,231
                            I-A-4, Class II-A-1, Class II-A-2,
                            Class II-A-3
_________________________________________________________________________________________________________________

                  Uncertificated REMIC I Regular Interest Distribution Amounts:  With respect to each
Uncertificated REMIC I Regular Interest, the amount specified as the Uncertificated REMIC I Regular
Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular
Interests.

                  Uncertificated REMIC II Regular Interests:  The Uncertificated REMIC II Regular
Interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC II, and having the following characteristics:

                  1.       The principal balance from time to time of each Uncertificated REMIC II
         Regular Interest identified in the table below shall be the amount identified as the Initial
         Principal Balance thereof in such table, minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the
         Uncertificated Principal Balance thereof pursuant to Section 9.04(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Class I Loss Amounts and Class II Loss Amounts that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC II Regular
         Interest pursuant to Section 9.04(d), which equals the aggregate principal balance of the
         Classes of Trust Certificates identified as related to such Uncertificated REMIC II Regular
         Interest in such table.

                  2.       The Uncertificated Pass-Through Rate for each Uncertificated REMIC II
         Regular Interest identified in the table below shall be the per annum rate for the related
         Class of Trust Certificates set forth in such table exclusive of any portion thereof derived from the Corridor Agreement.

                  3.       The Uncertificated REMIC II Distribution Amount for each REMIC II Regular
         Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC II Regular Interest on such
         Distribution Date pursuant to the provisions of Section 9.04(a).

         _________________________________________________________________________________________
          Uncertificated REMIC II    Related Classes of Trust Certificates    Initial Principal
              Regular Interest                                                     Balance
         _________________________________________________________________________________________
                   I-A-1                             I-A-1                       $75,000,000
         _________________________________________________________________________________________
                   I-A-2                             I-A-2                        Notional
         _________________________________________________________________________________________
                   I-A-3                             I-A-3                       $12,038,257
         _________________________________________________________________________________________
                   I-A-4                             I-A-4                       $14,920,000
         _________________________________________________________________________________________

                  Underlying Certificate:  Any one of the Group I Underlying Certificates or Group II
Underlying Certificates.  The outstanding aggregate certificate principal balance, as of the Closing
Date, of the Underlying Certificates  is $118,331,131.60.

                  Underlying Certificate Balance:  The aggregate of the Group I Underlying Certificate
Balance and the Group II Underlying Certificate Balance.

                  Underlying Certificate Group:  Either of the Group I Underlying Certificates or
Group II Underlying Certificates.

                  Underlying Certificateholder:  The registered owner of the Underlying Certificates.

                  Underlying Distribution Date Statement:  With respect to the Underlying Certificates and any Distribution Date, the monthly remittance report forwarded to the holder thereof with respect to such  Distribution Date pursuant to the terms of each Pooling and Servicing Agreement.

                  United States Person:  A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United
States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  U.S.A. Patriot Act:  Uniting and Strengthening America by Providing Appropriate
Tools to Intercept and Obstruct Terrorism Act of 2001, as amended.

                  Voting Rights:  99% of all of the Voting Rights shall be allocated among Holders of
Trust Certificates, other than the Class R Certificates, in proportion to the outstanding Certificate
Principal Balances of their respective Trust Certificates; and 1.0% of all voting rights will be allocated among the Holders of the Class R Certificates in accordance with their respective
Percentage Interests.  Voting Rights of Exchangeable Certificates will be allocated among Exchanged
Certificates exchanged for such Exchangeable Certificates, pro rata, in accordance with their respective Certificate Principal Balances or Notional Amounts, as applicable.  Voting Rights of
Exchangeable Certificates will be allocated among Exchanged Certificates exchanged for such
Exchangeable Certificates, pro rata, in accordance with their respective Certificate Principal
Balances.

                  WHFIT:   A "Widely Held Fixed Investment Trust" as that term is defined in Treasury
Regulations section 1.671-5(b)(22) or successor provisions.

                  WHFIT Regulations:   Treasury Regulations section 1.671-5, as amended.

                  WHMT: A "Widely Held Mortgage Trust" as that term is defined in Treasury Regulations section 1.671-5(b)(23) or successor provisions.

         Additionally, all references to the words "real estate mortgage investment conduit" herein shall have the meaning assigned to such words in Section 860D of the Code.

                  Section 1.02      Determination of LIBOR.

                  LIBOR applicable to the calculation of the Pass-Through Rates on the Adjustable Rate
Trust Certificates for any Interest Accrual Period (other than the initial Interest Accrual Period)
will be determined as described below:

                  On each Distribution Date, LIBOR shall be established by the Trustee and, as to any
Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Reuters Screen LIBOR01 Page (or such other page as may replace such page on that service for the purpose of displaying London interbank offered rates of major banks) as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period ("LIBOR
Rate Adjustment Date"). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, any other service for displaying
LIBOR or comparable rates as may be selected by the Trustee after consultation with the Certificate
Administrator), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Certificate Administrator) as of 11:00
a.m., London time, on the day that is one LIBOR Business Day prior to the immediately preceding
Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Trust
Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Certificate Administrator, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Trust
Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or, in the case of the first LIBOR Rate Adjustment Date, 3.14% per annum;
provided, however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the
Trustee shall, after consultation with the Certificate Administrator, select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.
"LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

                  The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the
Certificate Administrator's subsequent calculation of the Pass-Through Rates applicable to each of the Adjustable Rate Trust Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

                  Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the
Certificate Administrator with the results of its determination of LIBOR on such date.  Furthermore, the Trustee will supply the Pass-Through Rates on each of the Adjustable Rate Trust Certificates for the current and the immediately preceding Interest Accrual Period via the Trustee's website, which may be obtained by telephoning the Trustee at (800) 735-7777.

                                              ARTICLE II

                              CONVEYANCE OF THE UNDERLYING CERTIFICATES;
                                ORIGINAL ISSUANCE OF TRUST CERTIFICATES

                  Section 2.01.    Conveyance of the Underlying Certificates.

                  (a)      In return for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set-over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the
Company in and to (A) the Underlying Certificates, (B) all amounts payable to the holders of the
Underlying Certificates in accordance with the terms thereof after the January 25, 2008 distribution date, and (C) all proceeds thereof, including without limitation all amounts from time to time held or invested in the Trust Certificate Account, whether in the form of cash, instruments, securities or other property.

                   In connection with such sale, on the Closing Date the Company shall cause the
Underlying Certificates to be transferred to the Trustee through the Depository.

                  The Trustee hereby acknowledges the receipt by it of the Underlying Certificates and the other property referenced above, and declares that it holds and will hold the Underlying
Certificates and such other property, and all other assets and documents included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

                  (b)      It is intended that the conveyance by the Company to the Trustee of the
Underlying Certificates and the related property as provided for in this Section 2.01 be construed as a sale of the Underlying Certificates and the related property by the Company to the Trustee for the benefit of the Certificateholders.  Further, it is not intended that such conveyance be deemed to be the grant of a security interest in the Underlying Certificates or the related property by the
Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Underlying Certificates or the related property is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Underlying Certificates or the related property, then
(i) this Agreement shall constitute a security agreement, and (ii)  the conveyance provided for in this Section shall be deemed to be a grant by the Company to the Trustee of, and the Company hereby grants to the Trustee, to secure all of the Company's obligations hereunder, a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to
(A) the Underlying Certificates, (B) all amounts payable to the holders of the Underlying
Certificates in accordance with the terms thereof after the January 25, 2008 distribution date, and
(C) all proceeds thereof, including without limitation all amounts from time to time held or invested in the Trust Certificate Account, whether in the form of cash, instruments, securities or other property.

                  (c)      The Company, the Certificate Administrator and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Underlying Certificates and the other property described above, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this
Agreement.  Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date, and the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform
Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in the
Underlying Certificates, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other financing statements or amendments as may be occasioned by (1) any change of name or address of the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name or address) or (2) any change in the type or jurisdiction of organization of the Company.

                  Section 2.02.     Issuance of Trust Certificates.

                  The Trustee acknowledges the transfer, delivery and assignment to it of the
Underlying Certificates, together with the assignment to it of all other assets included in the Trust
Fund, and declares that it holds and will hold the Underlying Certificates and all other assets included in the Trust Fund in trust for the benefit of all present and future Certificateholders.
Concurrently with such transfer and delivery, the Trustee has duly executed, authenticated and delivered, to or upon the order of the Company, the Trust Certificates in authorized denominations, registered in such names as the Company has requested, and such Trust Certificates evidence the beneficial interest in the entire REMIC.

                  Section 2.03.     Conveyance of Uncertificated REMIC I and REMIC II Regular
                  Interests; Acceptance by the Trustee.

                  The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Holders of each Class of Trust Certificates (other than the Class R-I Certificates).  The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Trust Certificates (other than the Class R-I Certificates).  The rights of the Holders of each Class of Trust Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.

                  Section 2.04.     Execution and Authentication of Certificates/Issuance of
Certificates Evidencing Interests in REMIC I Certificates.

                  The Trustee acknowledges the assignment to it of the Underlying Certificates, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged.  Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the
Company the Class R-I Certificates in authorized denominations which together with the Uncertificated
REMIC I Regular Interests, evidence the beneficial interest in REMIC I.

                  Section 2.05.     Issuance of Certificates Evidencing Interest in REMIC II.

                  The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular
Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I Certificates) in authorized denominations, which in the aggregate evidence ownership of the entire beneficial interest in REMIC II.

                  Section 2.06.     Purposes and Powers of the Trust Fund.

                  The purpose of the trust, as created hereunder, is to engage in the following activities:

                  (a)      to sell the Trust Certificates to the Company in exchange for the
Underlying Certificates;

                  (b)      to enter into and perform its obligations under this Agreement;

                  (c)      to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (d)      subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

                  The trust is hereby authorized to engage in the foregoing activities.  The trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Trust Certificate is outstanding without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Trust Certificates.

                                              ARTICLE III

                            ADMINISTRATION OF THE UNDERLYING CERTIFICATES;
                              PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

                  Section 3.01.     Collection of Monies.

                  Except as otherwise provided in Section 6.01, upon its receipt of a Notice of Final
Distribution, the Trustee shall present and surrender the applicable Underlying Certificates, for final payment thereon in accordance with the terms and conditions of the related Pooling and
Servicing Agreement and such Notice of Final Distribution.  The Trustee shall promptly deposit in the
Trust Certificate Account the final distribution received upon presentation and surrender of such
Underlying Certificates.

                  Section 3.02.     Establishment of Trust Certificate Account; Deposits in Trust
Certificate Account.

                  (a)      The Trustee shall establish and maintain the Trust Certificate Account, which shall be a segregated, non-interest bearing trust account.  The Trustee shall cause the following payments and collections in respect of the Underlying Certificates to be deposited directly into the Trust Certificate Account:

                           (i)      all distributions due and received on the Underlying Certificates subsequent to the Closing Date;

                           (ii)     any amounts received in connection with the sale of the Underlying
Certificates pursuant to Section 6.01 in accordance with a plan of complete liquidation of the Trust
Fund; and

                           (iii)    any other amounts specifically required to be deposited in the
Trust Certificate Account hereunder.

                  The foregoing requirements for deposit in the Trust Certificate Account shall be exclusive.

                  On or prior to the second Business Day immediately prior to each Distribution Date, the Certificate Administrator shall determine any amounts owed by the Corridor Provider under the
Corridor Agreement and inform the Supplemental Interest Trust Trustee in writing of the amounts so calculated.

                  (b)      Funds in the Trust Certificate Account shall be held uninvested.

                  Section 3.03.     Permitted Withdrawals From the Trust Certificate Account.

                  The Trustee  may from time to time withdraw funds from the Trust Certificate Account for the following purposes:

                  (i)      to make distributions in the amounts and in the manner provided for in
Section 3.04;

                  (ii)     to reimburse the Certificate Administrator, Company, the Trustee or the
Supplemental Interest Trust Trustee for expenses incurred by and reimbursable to the Certificate
Administrator, Company, the Trustee or the Supplemental Interest Trust Trustee pursuant to Sections
5.11(b), 9.01(c) or 7.03 or as otherwise permitted under this Agreement; and

                  (iii)    to clear and terminate the Trust Certificate Account upon the termination of this Agreement.

                  Section 3.04.     Distributions.

                  (a)      On each Distribution Date the Trustee shall distribute, based on information received from the Certificate Administrator, to each Certificateholder of record on the related Record Date (other than as provided in Section 6.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such
Certificateholder at a bank or other entity having appropriate facilities therefor, if such
Certificateholder has so notified the Trustee, or, if such Certificateholder has not so notified the
Trustee by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which shall be based on the aggregate of the Percentage Interests represented by Trust Certificates of the applicable Class held by such Holder) of the following amounts (subject to the provisions of Section 3.04(a)(v) below), in each case to the extent of the Available Funds remaining:

         (i) from the Interest Distribution Amount related to distributions of interest to the Group
I Underlying Certificates (together with the Corridor Agreement Payment in respect of the Class I-A-1
Certificates which shall be applied in accordance with Section 3.11), to the Holders of the Class I
Certificates, Accrued Certificate Interest on such Classes of Certificates for such Distribution
Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution
Date;

         (ii) from the Interest Distribution Amount related to distributions of interest to the Group
II Underlying Certificates, to the Holders of the Class II Certificates, Accrued Certificate Interest
on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date;

         (iii) For the Class I Certificates, the Principal Distribution Amount for the Group I
Underlying Certificates shall be distributed concurrently as follows:

                  (A)       10.0004236959% of such amount shall be distributed to the Class I-A-3A
         Component until the Certificate Principal Balance thereof has been reduced to zero; and

                  (B)      89.9995763041% of such amount shall be distributed in the following manner and priority:

                           (1)      first, to the Class I-A-1 Certificates, until the Certificate
                  Balance thereof has been reduced to zero; and

                           (2)      second, to the Class I-A-4 Certificates and the Class I-A-3B
                  Component, on a pro rata basis in accordance with their respective Certificate
                  Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero; and

         (iv)  For the Class II Certificates, the Principal Distribution Amount for the Group II
Underlying Certificates shall be distributed to the Class II-A-1 Certificates and Class II-A-2
Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero; provided, that for any
Distribution Date on which the Class II-A-3 Certificates are outstanding, the Class II-A-3
Certificates will be paid the amount that would otherwise have been distributable to the Class II-A-1
Certificates and Class II-A-2 Certificates exchanged for such Class II-A-3 Certificates had such
Class II-A-1 Certificates and Class II-A-2 Certificates been outstanding on such Distribution Date.

                  In addition, on the Distribution Date occurring in February 2008, the Class R
Deposit will be distributed to the Holders of the Class R-I Certificates and the Class R-II
Certificates, on a pro rata basis, in reduction of the Certificate Principal Balances thereof.

                  Distributions of amounts received under the Corridor Agreement will be made in accordance with Section 3.11.

                  (b)      Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures.  Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a
"brokerage firm") for which it acts as agent.  Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents.  None of the Trustee, the Certificate Registrar, the Company or the Certificate Administrator shall have any responsibility therefor.

                  (c)      Except as otherwise provided in Section 6.01, if the Certificate
Administrator anticipates that a final distribution with respect to any Class of Trust Certificates will be made on the next Distribution Date, the Certificate Administrator shall, no later than the fifteen days prior to such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such notification, mail on such date to each Holder of such Class of
Trust Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Trust Certificates will be made on such Distribution Date but only upon presentation and surrender of such Trust Certificates at the office of the Trustee specified therein or as otherwise specified therein, and (ii) no interest shall accrue on such Trust
Certificates from and after the end of the related Interest Accrual Period.  In the event that
Certificateholders required to surrender their Trust Certificates pursuant to Section 6.01(b) do not surrender their Trust Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Trust Certificates to be withdrawn from the Trust Certificate
Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 6.01(b).  The funds in such escrow account shall not be invested.

                  (d)      The Classes of Exchangeable Certificates outstanding on any Distribution
Date shall be entitled to the principal and interest distributions for such Certificates pursuant to this Section 3.04.  In the event that the Exchangeable Certificates are exchanged for the Exchanged
Certificates, such Exchanged Certificates shall be entitled to the principal distributions that would be allocable to the related Exchangeable Certificates pursuant to this Section 3.04 if such
Exchangeable Certificates were outstanding on such date, which shall be allocated to the Exchanged
Certificates on a pro rata basis in accordance with their respective Certificate Principal Balances, and such Exchangeable Certificates shall be entitled to no distributions of principal and interest.
  Such Exchanged Certificates shall also be entitled to distributions of interest at the Pass-Through
Rate of the Exchangeable Certificates.

                  Section 3.05.     Statements to Certificateholders; Exchange Act Reporting;
Statements to the Rating Agencies.

                  (a)      Concurrently with each distribution charged to the Trust Certificate
Account and with respect to each Distribution Date the Certificate Administrator shall forward to the
Trustee and the Trustee shall either forward by mail or make available to each Holder and the
Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) including each Underlying Distribution Date
Statement  received by the Trustee relating to such Distribution Date and setting forth the following information as to each Class of Trust Certificates:

                           (i)      the Available Funds relating to interest and principal payments with respect to each Underlying Certificate Group for such Distribution Date;

                           (ii)     with respect to such Distribution Date, the aggregate amount of
Accrued Certificate Interest, the Pass-Through Rate and the aggregate Principal Distribution Amount for each Underlying Certificate Group and the amounts of principal and interest distributed to the
Certificateholders of each Class of Trust Certificates on such Distribution Date pursuant to Section
3.04;

                           (iii)    the aggregate amount of distributions on each class of the Class R
Certificates on such Distribution Date pursuant to Section 3.04, if any;

                           (iv)     the Certificate Principal Balance or Notional Amount, as
applicable, of each class of the Class I Certificates and the Class II Certificates after giving effect to distributions of principal of such Trust Certificates on such Distribution Date;

                           (v)      the Group I Underlying Certificate Balance and the Group II
Underlying Certificate Balance as of such Distribution Date, after giving effect to the distribution of principal made thereon and the amount of any Realized Losses with respect to the Group I
Underlying Certificates and the Group II Underlying Certificates applied to reduce the Group I
Underlying Certificate Balance or Group II Underlying Certificate Balance, as applicable,  on such
Distribution Date;

                           (vi)     the amount of any reductions in the Certificate Principal Balance of each Class of the Class I Certificates and the Class II Certificates by the related Loss Amount;
and

                           (vii)    the Corridor Agreement Payments, if any, for such Distribution
Date.

                  The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this
Section 3.05 provided that such procedures are no less convenient for the Certificateholders.  The
Trustee shall provide prior notification to the Company, the Certificate Administrator and the
Certificateholders regarding any such modification.  In addition, the Certificate Administrator shall provide to any manager of a trust fund consisting of some or all of the Trust Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Certificate
Administrator at no additional expense to the Certificate Administrator.

                  (b)      In addition, the Trustee promptly will furnish to Certificateholders copies of any notices, statements, reports or other communications including, without limitation, the
Underlying Distribution Date Statements, received by the Trustee as the Underlying Certificateholder.

                  (c)      Within a reasonable period of time after it receives a written request from a Holder of a Trust Certificate, the Certificate Administrator shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Trust Certificate, other than a Class R Certificate, a statement containing the information set forth in clause (a)(ii) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the
Certificate Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Administrator pursuant to any requirements of the Code.

                  (d)      Within a reasonable period of time after it receives a written request from a Holder of a Class R Certificate, the Certificate Administrator shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 3.05 (a)(iii) aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate.
Such obligation of the Certificate Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Administrator pursuant to any requirements of the Code.

                  (e)      The Certificate Administrator will deliver to the Company and the Trustee on or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the
Exchange Act and the rules and regulations of the Commission, the date on which the annual report on
Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, (i) a servicing assessment as described in Section 3.05(g)(ii) and (ii) a servicer compliance statement, signed by an authorized officer of the Certificate Administrator, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

                           (A)      A review of the Certificate Administrator's activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

                           (B)      To the best of such officer's knowledge, based on such review, the
         Certificate Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

                  The Certificate Administrator shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function, including parties relating to the
Underlying Certificates, any additional certifications required under Item 1122 and Item 1123 of
Regulation AB to the extent required to be included in a Report on Form 10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Certificate Administrator's duties hereunder if any such party fails to deliver such a certification.

                  (f)      The Certificate Administrator shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the
Commission thereunder, including, without limitation, reports on Form 10-K, Form 10-D and Form 8-K.
In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Certificate Administrator (i) a list of Certificateholders as shown on the Certificate
Register as of the end of each calendar year, (ii) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by a Responsible Officer of the Trustee, (iii) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Company or the Certificate Administrator, and
(iv) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement.  Neither the Certificate Administrator nor the Trustee shall have any liability with respect to the Certificate Administrator's failure to properly prepare or file such periodic reports resulting from or relating to the Certificate Administrator's inability or failure to obtain any information not resulting from the Certificate Administrator's own negligence or willful misconduct.

                  (g)      Any Form 10-K filed with the Commission in connection with this Section
3.05 shall include, with respect to the Certificates relating to such Form 10-K:

                                    (i)     A certification, signed by the senior officer in charge
                  of the servicing functions of the Certificate Administrator, in the form attached as
                  Exhibit E hereto or such other form as may be required or permitted by the
                  Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and
                  15d-14 under the Exchange Act and any additional directives of the Commission.

                                    (ii)    A report regarding its assessment of compliance during
                  the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Certificate Administrator that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant Commission regulations, as described in Item 1122(a) of Regulation AB.  The Certificate
                  Administrator shall obtain from all other parties participating in the servicing function any required assessments.

                                    (iii)   With respect to each assessment report described
                  immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant
                  Commission regulations, as described in Regulation 1122(b) of Regulation AB.

                                    (iv)    The servicer compliance certificate required to be
                  delivered pursuant to Section 3.05(e).

                  (h)      In connection with the Form 10-K Certification, the Trustee shall provide the Certificate Administrator with a back-up certification substantially in the form attached hereto as Exhibit F.

                  (k)      This Section 3.05 may be amended in accordance with this Agreement without the consent of the Certificateholders.

                  (l)      The Trustee shall make available on the Trustee's internet website each of the reports filed with the Commission by or on behalf of the Company under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Trustee.

                  (m)      On each Distribution Date, beginning with the Distribution Date in February
2008, the Trustee shall either forward by mail or otherwise make available to S&P, a statement setting forth (i) whether any exchanges of Exchangeable Certificates or Exchanged Certificates have taken place since the preceding Distribution Date, (ii) the Exchanged Certificates or Exchangeable
Certificates received by the Certificateholder as a result of each such exchange that took place since the preceding Distribution Date, and (iii) a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of all Certificates of any Class of
Certificates that were exchanged since the preceding Distribution Date, and the denominator of which is the Initial Certificate Principal Balance of such Class of Certificates.

                  Section 3.06.     Access to Certain Documentation and Information.

                  The Trustee shall provide to the Certificateholders access to the Trust Certificates and all reports, documents and records maintained by the Trustee in respect of its duties hereunder, such access being afforded without charge but only upon reasonable written request no less than two
Business Days prior to such access and during normal business hours at offices designated by the
Trustee.

                  Upon the written request of any Certificateholder, the Trustee shall promptly seek to obtain (and, upon obtaining, shall promptly deliver to the requesting Certificateholder) any reports, statements, certificates, documents, records and/or other information available to it as owner of the Underlying Certificates under each Pooling and Servicing Agreement; provided that if it must pay any fee or other charge under either Pooling and Servicing Agreement in connection therewith, it may in turn require the requesting Certificateholder to pay such fee or other charge.

                  Section 3.07.     Sale of Defective Assets.

                  Upon the discovery by, or written notice to, the Company or the Trustee that the
Underlying Certificates are not regular interests of the REMIC or that any other asset of the REMIC is not a permitted asset of the REMIC, the party discovering such fact shall give prompt written notice to the other party.  The Trustee shall sell the Underlying Certificates (or other asset, as the case may be) upon the terms and at the direction of the Company within 90 days of such discovery and any tax resulting therefrom not borne by the Trustee pursuant to Article V hereof shall be payable out of the Trust Fund.

                  Section 3.08.     Modification of Underlying Certificates

                  Notwithstanding any contrary provision herein, the Trustee will not permit the modification of any of the Underlying Certificates unless (a) such modification is in accordance with the related Pooling and Servicing Agreement and (b) the Trustee has received an Opinion of Counsel
(which shall not be an expense of the Trustee) that such modification would not endanger the status of the REMIC as a real estate mortgage investment conduit.

                  Section 3.09.     Allocation of Loss Amounts

         Class I Loss Amounts and Class II Loss Amounts will be allocated to the Class I Certificates and Class II Certificates, respectively, on each Distribution Date on a pro rata basis in accordance with their respective Certificate Principal Balances; provided, however, that (a) Class I Loss
Amounts otherwise allocable to the Class I-A-1 Certificates will be allocated to the Class I-A-3A
Component until the Certificate Principal Balance of the Class I-A-3A Component has been reduced to zero, (b) Class I Loss Amounts otherwise allocable to the Class I-A-4 Certificates will be allocated to the Class I-A-3B Component until the Certificate Principal Balance of the Class I-A-3B Component
has been reduced to zero and (c) Class II Loss Amounts otherwise allocable to the Class II-A-1
Certificates will be allocated to the Class II-A-2 Certificates until the Certificate Principal
Balance of the Class II-A-2 Certificates has been reduced to zero.  Class I Loss Amounts allocable to the Class I-A-3 Certificates that are not allocated in accordance with clause (a) or clause (b) of the preceding sentence will be allocated between the Class I-A-3A Component and the Class I-A-3B
Component on a pro rata basis in accordance with their respective Certificate Principal Balances.

                  In addition, the Classes of Exchangeable Certificates outstanding on any
Distribution Date shall bear the share of Loss Amounts and interest shortfalls allocable to such
Class of Certificates as provided in this Section 3.09 and the definition of Accrued Certificate
Interest.  Any Exchanged Certificates outstanding on any Distribution Date will be allocated the Loss
Amounts and interest shortfalls that would be allocable to each Class of Exchangeable Certificates pursuant to this Section 3.09 and the definition of Accrued Certificate Interest were such Classes of
Exchangeable Certificates outstanding on such date.

                  Section 3.10.     Compliance with Withholding Requirements.

                  Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee reasonably believes are applicable under the Code.  The consent of Certificateholders shall not be required for such withholding.  In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                  Section 3.11.     Corridor Agreement.

                  (a)      On the Closing Date, the Supplemental Interest Trust Trustee shall (i)
establish and maintain in its name, in trust for the benefit of the Certificateholders, the
Supplemental Interest Trust Account, which shall be a segregated non-interest bearing trust account, and (ii) for the benefit of the RALI 2008-QR1 Trust, enter into the Corridor Agreement with the
Corridor Provider.  It is intended that the Supplemental Interest Trust be classified for federal income tax purposes as a grantor trust under Subpart E, part I of subchapter J of chapter 1 of the
Code, of which Credit Suisse Securities (USA) LLC is the owner, rather than a partnership, an association taxable as a corporation or a taxable mortgage pool; and the powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.  The primary activities of the Supplemental Interest Trust created pursuant to this Agreement shall be:
(i) holding the  Corridor Agreement; (ii) receiving collections or making payments with respect to the Corridor Agreement; and (iii) engaging in other activities that are necessary or incidental to accomplish these limited purposes, which activities cannot be contrary to the status of the
Supplemental Interest Trust as a qualified special purpose entity under existing accounting literature.

                  The Company and the Certificateholders (by acceptance of their Trust Certificates)
acknowledge and agree that (i) the Supplemental Interest Trust Trustee shall execute and deliver the
Corridor Agreement on behalf of Party B (as defined therein), and (ii) the Supplemental Interest
Trust Trustee shall exercise the rights, perform the obligations, and make the representations of
Party B thereunder, solely in its capacity as Supplemental Interest Trust Trustee on behalf of Party
B (as defined therein) and not in its individual capacity.

                  Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall apply to the Trustee's execution (as Supplemental
Interest Trust Trustee) of the Corridor Agreement, and the performance of its duties and satisfaction of its obligations thereunder.

                  (b)      The Supplemental Interest Trust Account shall be an Eligible Account.  The
Supplemental Interest Trust Account constitutes an "outside reserve fund" within the meaning of
Treasury Regulation Section 1.860G 2(h) and is not an asset of the REMICs. Credit Suisse Securities
(USA) LLC shall be the owner of the Supplemental Interest Trust Account. The Supplemental Interest
Trust Trustee shall keep records that accurately reflect the funds on deposit in the Supplemental
Interest Trust Account. The Supplemental Interest Trust Trustee shall, at the written direction of the Certificate Administrator, invest amounts on deposit in the Supplemental Interest Trust Account in Permitted Investments. The amount of any losses incurred in respect of investments made at the written direction of the Certificate Administrator shall be deposited into the Supplemental Interest
Trust Account by the Certificate Administrator out of the Certificate Administrator 's own funds immediately as realized without any right of reimbursement.  In the absence of written direction to the Supplemental Interest Trust Trustee from the Certificate Administrator, all funds in the
Supplemental Interest Trust Account shall remain uninvested.

                  (c)      In the event that the Trustee (in its capacity as Supplemental Interest
Trust Trustee) does not receive by the Business Day preceding a Distribution Date the amount as specified by the Certificate Administrator pursuant to Section 3.02(a) hereof as the amount to be paid with respect to such Distribution Date by the Corridor Provider under the Corridor Agreement, the Trustee (in its capacity as Supplemental Interest Trust Trustee) shall use reasonable commercial efforts to enforce the obligation of the Corridor Provider thereunder.  The parties hereto acknowledge that all calculations will be made under the Corridor Agreement.  Absent manifest error, the Trustee (in its capacity as Supplemental Interest Trust Trustee) may conclusively rely on such calculations and determination and any notice received by it from the Certificate Administrator pursuant to Section 3.02(a).

                  (d)      The Trustee shall deposit or cause to be deposited any amount received under the Corridor Agreement into the Supplemental Interest Trust Account on the date such amount is received from the Corridor Provider under the Corridor Agreement (including termination payments, if any).

                  (e)      All Corridor Agreement Payments shall be distributed by the Supplemental
Interest Trust Trustee to the Holders of the Class I-A-1 Certificates.  On each Distribution Date, the
Trustee shall pay the excess of the amount on deposit in the Supplemental Interest Trust Account over the Corridor Agreement Payment for such Distribution Date to Credit Suisse Securities (USA) LLC.

                  (f)      In the event that the Corridor Agreement, or any replacement thereof, terminates prior to the Distribution Date in January 2012 (other than in connection with a termination in accordance with Section 6.01), the Certificate Administrator, but at no expense to the
Certificate Administrator, on behalf of the Supplemental Interest Trust Trustee, to the extent that the termination value under the Corridor Agreement is sufficient therefor and only to the extent of the termination payment received from the Corridor Provider, shall  use reasonable efforts to appoint a new corridor provider to enter into a new corridor agreement with the Supplemental Interest Trust
Trustee, on behalf of the Supplemental Interest Trust, having substantially similar terms as those set forth in the Corridor Agreement.  If the Certificate Administrator, on behalf of the Supplemental
Interest Trust Trustee, is unable to appoint a successor provider to enter into a new corridor agreement within 30 days of the early termination, then the Certificate Administrator, on behalf of the Supplemental Interest Trust Trustee, shall deposit such termination payment into the Supplemental
Interest Trust Account and will, on each subsequent Distribution Date, withdraw from the amount then remaining on deposit in such account an amount equal to the Corridor Agreement Payment, if any, that would have been paid to the Supplemental Interest Trust Trustee, on behalf of the Supplemental
Interest Trust, by the original Corridor Provider, and deposit such amount into the Supplemental
Interest Trust Account for distribution on such Distribution Date pursuant to Section 3.11(d).

                  Upon an early termination of the Corridor Agreement in connection with the termination of the Trust (in accordance with Section 6.01), if the Supplemental Interest Trust
Trustee receives a termination payment from the Corridor Provider, such termination payment will be distributed in accordance with this Section 3.11.

                  (g)      In the event that the Corridor Provider fails to perform any of its obligations under the Corridor Agreement, or in the event that any Event of Default, Termination
Event, or Additional Termination Event (each as defined in the Corridor Agreement) occurs with respect to the Corridor Agreement, the Supplemental Interest Trust Trustee shall, promptly following actual notice of such failure, breach or event, notify the Certificate Administrator and send any notices and make any demands, on behalf of the Supplemental Interest Trust, required to enforce the rights of the Supplemental Interest Trust under the Corridor Agreement.

                  In the event that the Corridor Provider's obligations are guaranteed by a third party under a guaranty relating to the Corridor Agreement (such guaranty the "Corridor Guaranty" and such third party the "Corridor Guarantor"), then to the extent that the Corridor Provider fails to make any payment by the close of business on the day it is required to make payment under the terms of the Corridor Agreement, the Trustee (in its capacity as Supplemental Interest Trust Trustee)
shall, promptly following actual notice of the Corridor Provider's failure to pay, demand that the
Corridor Guarantor make any and all payments then required to be made by the Corridor Guarantor pursuant to such Corridor Guaranty; provided, that the Trustee (in its capacity as Supplemental
Interest Trust Trustee) shall in no event be liable for any failure or delay in the performance by the Corridor Provider or any Corridor Guarantor of its obligations hereunder or pursuant to the
Corridor Agreement and the Corridor Guaranty, nor for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) in connection therewith.

                                              ARTICLE IV

                                        THE TRUST CERTIFICATES

                  Section 4.01.     The Trust Certificates.

                  The Class I, Class II and Class R Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2 and B, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee of the documents specified in Section 2.01.  The
Trust Certificates shall be issuable in the minimum denominations designated in the Preliminary
Statement hereto.

                  The Trust Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee.  Trust Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the
Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Trust Certificate or did not hold such offices at the date of such Trust Certificates.  No Trust Certificate shall be entitled to any benefit under this
Agreement, or be valid for any purpose, unless there appears on such Trust Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Trust Certificate shall be conclusive evidence, and the only evidence, that such Trust Certificate has been duly authenticated and delivered hereunder.  All Trust Certificates shall be dated the date of their authentication.

                  The Class I Certificates and Class II Certificates shall initially be issued as one or more Trust Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Trust Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Trust Certificates for the respective Certificate
Owners with Ownership Interests therein.  The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of the Book-Entry Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive
Certificates in respect of such Ownership Interests.  All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate
Owner.  Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry
Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Trust Certificates for the respective Certificate Owners with Ownership Interests therein.  The Holders of the
Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Trust
Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests.  All transfers by
Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  The Trustee, the Certificate Administrator and the Company may for all purposes
(including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of
Certificateholders hereunder.  The rights of Certificate Owners with respect to the respective
Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such
Certificate Owners.  Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners.  The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by
Certificateholders and shall give notice to the Depository of such record date.

                  If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company notifies the Depository and the Trustee of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the
Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to such termination through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive
Certificates to Certificate Owners requesting the same.  Upon surrender to the Trustee of the
Book-Entry Certificates by the Depository, accompanied by registration instructions from the
Depository for registration of transfer, the Trustee shall execute, authenticate and deliver the
Definitive Certificates.  Neither the Company, the Certificate Administrator nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the
Definitive Certificates pursuant to this Section 4.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Certificate Administrator shall recognize the
Holders of the Definitive Certificates as Certificateholders hereunder.

                  Section 4.02.     Registration of Transfer and Exchange of Trust Certificates.

                  (a)      The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of this Section 4.02, a Certificate
Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust
Certificates as herein provided.  Upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Certificates of a like Class and aggregate Percentage Interest.  In addition, the Trustee shall notify the Company of each transfer or exchange of the Trust Certificates.

                  (b)      At the option of the Certificateholders, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like Class and aggregate
Percentage Interest, upon surrender of the Trust Certificates to be exchanged at any such office or agency.  Whenever any Trust Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Trust Certificates of such Class which the Certificateholder making the exchange is entitled to receive.  Every Trust Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the
Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (c)      (i)  Each Person who has or who acquires any Ownership Interest in a Class
R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions.  The rights of each Person acquiring any Ownership
Interest in a Class R Certificate are expressly subject to the following provisions:

                           (A)      Each Person holding or acquiring any Ownership Interest in a
Class R Certificate shall be a United States Person and a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                           (B)      In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate to a United States Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement" attached hereto as Exhibit C-1) from the proposed
Transferee, representing and warranting, among other things, that it is a United States Person, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the
Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 4.02(c) and agrees to be bound by them and (II) a certificate, attached hereto as Exhibit C-2, from the Holder wishing to transfer the Class R Certificate, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                           (C)      Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R
Certificate to such proposed Transferee shall be effected.

                           (D)      Each Person holding or acquiring any Ownership Interest in a
Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other
Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and
(y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit C-2.

                           (E)      Each Person holding or acquiring an Ownership Interest in a Class
R Certificate, by purchasing an Ownership Interest in such Trust Certificate, agrees to give the
Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary
Treasury Regulations 1.67-3T(a)(2)(A) immediately upon acquiring an Ownership Interest in a Class R
Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a
"pass-through interest holder."

                  (ii)     The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit C-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.  Transfers of the
Class R Certificate to Non-United States Persons and Persons other than Permitted Transferees are prohibited.

                  (iii)    The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 4.02(c) or for making any payments due on such Trust Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                  (iv)     The Certificate Administrator, on behalf of the Trustee, shall make available all information necessary to compute any tax imposed (A) as a result of the Transfer of an
Ownership Interest to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Class R Certificate required to be provided to the Internal
Revenue Service and certain Persons as described in Treasury Regulation Sections 1.860D-1(b)(5) and
1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted
Transferee.  Reasonable compensation for providing such information may be required by the
Certificate Administrator.

                  (v)      The provisions of this Section 4.02(c) set forth prior to this Section (v)
may be modified, added or eliminated, provided that the following shall have been delivered to the
Trustee:

                           (A)      a written notification from the Rating Agency to the effect that the modification, addition or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of the Trust Certificates; and

                           (B)      subject to Section 9.01(f) hereof, an Opinion of Counsel, which shall not be an expense of the Trustee, to the effect that such modification, addition or absence of such provisions will not cause the Trust Fund to cease to qualify as a real estate mortgage investment conduit and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is not a Permitted Transferee or (y) a
Certificateholder or another Person to be subject to a real estate mortgage investment conduit related tax caused by the Transfer of a Class R Certificate to a Non-United States Person or a Person
that is not a Permitted Transferee.

                  (d)      In the case of any Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel addressed to the
Trustee, the Company and the Certificate Administrator, acceptable to and in form and substance satisfactory to the Trustee to the effect that the purchase or holding of such Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Certificate
Administrator to any obligation or liability (including obligations or liabilities under ERISA or
Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Certificate Administrator or (B) the
prospective Transferee shall be required to provide the Trustee, the Company and the Certificate
Administrator with a certification to the effect set forth in paragraph fifteen of Exhibit C-1, which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code a
("Plan"), or any Person (including an investment manager, a named fiduciary or a trustee of any Plan)
who is using "plan assets" of any Plan to effect such acquisition, within the meaning of U.S.
Department of Labor regulation 29 C.F.R. Section 2510.3-101.

                  (e)      Each Holder of a Class I-A-1 Certificate or any interest therein that is acquired by a Plan Investor as of any date prior to the termination of the Supplemental Interest
Trust shall be deemed to have represented, by its acquisition or holding of such Certificate or any interest therein, that at least one of PTCE 84-14, 90-1, 91-38, 95-60 or 96-23 or other applicable exemption applies to such Holder's right to receive payments from the Supplemental Interest Trust.

                  (f)      No service charge shall be made for any transfer or exchange of Trust
Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust
Certificates.

                  (g)      All Trust Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar in accordance with its customary procedures.

                  Section 4.03.     Mutilated, Destroyed, Lost or Stolen Trust Certificates.

                  If (i) any mutilated Trust Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Trust Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Trust
Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate
Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor, Class and
Percentage Interest but bearing a number not contemporaneously outstanding.  Upon the issuance of any new Trust Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith.  Any duplicate Trust Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

                  Section 4.04.     Persons Deemed Owners.

                  Prior to due presentation of a Trust Certificate for registration of transfer, the
Company, the Trustee, the Certificate Registrar and any agent of the Company, the Trustee or the
Certificate Registrar may treat the Person in whose name any Trust Certificate is registered as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 3.04 and for all other purposes whatsoever, and neither the Company, the Trustee, the Certificate
Registrar nor any agent of the Company, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                  Section 4.05.     Exchangeable Certificates and Exchanged Certificates.

                  (a)      The Exchangeable Certificates and Exchanged Certificates authorized by this
Agreement shall consist of the Exchangeable Certificates and the Exchanged Certificates having the characteristics specified or determined as described in Exhibit J, and otherwise shall be subject to the terms and provisions set forth herein.

                  (b)      The Exchangeable Certificates and the Exchanged Certificates, as
applicable, shall be exchangeable on the books of DTC for the Exchanged Certificates or Exchangeable
Certificates, as applicable, on and after the Closing Date, by notice to the Trustee and Certificate
Administrator substantially in the form of Exhibit I hereto or, under the terms and conditions set forth and otherwise in accordance with the procedures specified hereunder.

                  The Exchangeable Certificates shall be exchangeable for Exchanged Certificates in respective denominations determined based on the Percentage Interest of the initial Certificate
Principal Balances of the Exchangeable Certificates.  All Exchangeable Certificates shall be exchanged only in the same Percentage Interest and each of the related Exchanged Certificates shall be issued in exchange therefore in the same Percentage Interests.  Upon any such exchange, the portions of the Exchangeable Certificates designated for exchange shall be deemed exchanged and replaced by the Exchanged Certificates issued in exchange therefor.  Correspondingly, Exchanged
Certificates may be further designated for exchange for the Exchangeable Certificates related to a
Combination Group in respective denominations determined based on the Percentage Interest of  the initial Certificate Principal Balances of such Exchanged Certificates.  If, as a result of a proposed exchange, a Certificateholder would hold an Exchanged Certificate or an Exchangeable Certificate of a
Class in an amount less than the applicable minimum denomination for the Class, the Certificateholder will be unable to effect the proposed exchange.

                  There shall be no limitation on the number of exchanges authorized pursuant to this
Section 4.05, and, except as provided in the second following paragraph, no fee or other charge shall be payable to the Trustee or DTC in connection therewith.

                  In order to effect an exchange of Certificates, the Certificateholder shall notify the Trustee and the Master Servicer in writing (including by email at
RFC.Exchangenotifications@db.com and MSDocumentDistribution@gmacrfc.com), and in accordance with the requirements set forth herein, no earlier than the first calendar day of each month and no later than three Business Days prior to the proposed exchange date.  The exchange date will be subject to the
Trustee's approval but it can generally be any Business Day other than the first and last Business
Days of the month and subject to the preceding sentence. The notice must be on the
Certificateholder's letterhead, carry a medallion stamp guarantee and set forth the following information: (i) the CUSIP number of each Certificate or Certificates (as applicable) to be exchanged and Certificate or Certificates (as applicable) to be received; (ii) the outstanding Certificate
Principal Balance and the initial Certificate Principal Balance of the Certificates to be exchanged;
(iii) the DTC participant numbers to be debited and credited; (iv) the proposed exchange date; and
(v) the Certificateholder's email address.  After receiving the notice, the Trustee shall e-mail to the Certificateholder wire payment instructions relating to the exchange fee. The Trustee will utilize the Deposit and Withdrawal System at DTC to exchange the Certificates. A notice becomes irrevocable on the second Business Day before the proposed exchange date.

                  Notwithstanding any other provision herein set forth, a fee shall be payable to the
Trustee in connection with each exchange equal to $10,000. Such fee must be received by the Trustee prior to the exchange date or such exchange shall not be effected.

                  The Trustee shall make the first distribution on an Exchangeable Certificate or an
Exchanged Certificate received in an exchange transaction in the following month to the
Certificateholder of record as of the close of business on the Record Date related to such
Distribution Date.

                  Section 4.06.     Tax Status and Reporting of Exchangeable Certificates.

                  (a)      It is intended that the Grantor Trust be classified for federal income tax purposes as a grantor trust under Subpart E, part I of subchapter J of chapter 1 of the Code, and the powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent. Under no circumstances shall the Trustee, the Certificate Administrator, the Company or the
REMIC Administrator have the power to vary the investments of the Holders of Exchangeable
Certificates or Exchanged Certificates in their related assets of the Grantor Trust in order to take advantage of variations in the market to improve their rate of return.  The Exchangeable Certificates and the Exchanged Certificates represent undivided beneficial ownership of the Grantor Trust
Uncertificated REMIC II Regular Interests identified as related to such Certificates in the definition of Grantor Trust Uncertificated REMIC Regular Interests.

                  (b)      The REMIC Administrator shall prepare or cause to be prepared all of the
Tax Returns that it determines are required with respect to the Grantor Trust and deliver such Tax
Returns in a timely manner to the Trustee, and, if required by applicable law, the Trustee is directed to and shall sign and file such Tax Returns in a timely manner.  The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor.
The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of such Tax Returns that contain errors or omissions.
The Trustee and the Certificate Administrator shall promptly provide the REMIC Administrator with such information in their possession as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare such Tax Returns.

                  (c)      Each beneficial owner of an Exchangeable Certificate or an Exchanged
Certificate shall be deemed to have instructed the Trustee to deposit the related Grantor Trust
Uncertificated REMIC II Regular Interests into the Grantor Trust.  The Trustee shall establish and maintain a Grantor Trust Account.  On each Distribution Date, the Certificate Administrator on behalf of the Trustee (or the Paying Agent appointed by the Trustee) shall be deemed to have deposited into the Grantor Trust Account all amounts deemed distributed with respect to Grantor Trust Uncertificated
II REMIC Regular Interests pursuant to the provisions of Section 9.04(a).

                  (d)      The Grantor Trust is a WHFIT that is a WHMT.  The Trustee will report as required under the WHFIT Regulations to the extent such information is reasonably necessary.  To enable the Trustee to do so, and to the extent such information is not in the Trustee's possession, the REMIC Administrator shall provide such information to the Trustee on a timely basis. The Trustee is hereby directed pursuant to this Agreement to assume that DTC is the only "middleman" (as such term is defined in the WHFIT Regulations) unless the Company or the Certificate Administrator notifies the Trustee on writing of the identities of other "middlemen" that are Holders of
Exchangeable Certificates or Exchanged Certificates. The Certificate Administrator and the Company
agree to notify the Trustee in writing of any such additional "middlemen" of which they have knowledge.

                  (e)      The Trustee will report required WHFIT information using the accrual method, except to the extent the WHFIT Regulations specifically require a different method. The
Trustee will be under no obligation to determine whether any Exchangeable or Exchanged
Certificateholder or other beneficial owner of an Exchangeable Certificate or an Exchanged
Certificate, to the extent the Trustee knows of any other beneficial owner of an Exchangeable
Certificate or an Exchanged Certificate, uses the cash or accrual method. The Trustee will make available information as required by the WHFIT Regulations to Exchangeable and Exchanged
Certificateholders annually. In addition, the Trustee will not be responsible or liable for providing subsequently amended, revised or updated information to any Exchangeable or Exchanged
Certificateholder, unless requested in writing by such Certificateholder.

                  (f)      To the extent required by the WHFIT Regulations, the Trustee will use reasonable efforts to publish on an appropriate website the CUSIP Numbers for the Exchangeable
Certificates and the Exchanged Certificates.  The CUSIP Numbers so published will represent the Rule
144A CUSIP Numbers. The Trustee will make reasonable good faith efforts to keep the website accurate and updated to the extent CUSIP Numbers have been received. The Trustee will not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP Number information.

                                               ARTICLE V

                          THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE

                  Section 5.01.     Duties of the Trustee and Supplemental Interest Trust Trustee.

                  (a)      The Trustee and Supplemental Interest Trust Trustee undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

                  (b)      The Trustee or Supplemental Interest Trust Trustee, as applicable, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or Supplemental Interest Trust Trustee, as applicable, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement and, if applicable, each
Pooling and Servicing Agreement; provided, however, that the Trustee will not be responsible for the accuracy or content of any such resolutions, certificates, statements, opinions, reports, documents, orders or other instruments.  The Trustee or Supplemental Interest Trust Trustee, as applicable, shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement or each Pooling and Servicing Agreement in the event that the Trustee or Supplemental Interest Trust Trustee, as applicable, after so requesting, does not receive satisfactorily corrected documents or a satisfactory explanation regarding any such nonconformities.

                  The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to this Agreement.  The
Trustee and Supplemental Interest Trust Trustee shall furnish in a timely fashion to the Certificate
Administrator such information as the Certificate Administrator may reasonably request from time to time for the Certificate Administrator to fulfill its duties as set forth in this Agreement.  The
Trustee and Supplemental Interest Trust Trustee covenant and agree that each shall perform its obligations hereunder in a manner so as to maintain the status of any portion of the REMIC as a real estate mortgage investment conduit under the REMIC Provisions and (subject to Section 9.01(f) hereof)
to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund or the Supplemental Interest Trust to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee or the Supplemental
Interest Trust Trustee and are reasonably within the scope of its duties under this Agreement.

                  (c)      No provision of this Agreement shall be construed to relieve the Trustee or
Supplemental Interest Trust Trustee, as applicable, from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                           (i)      The duties and obligations of the Trustee or Supplemental Interest
Trust Trustee, as applicable, shall be determined solely by the express provisions of this Agreement, the Trustee or Supplemental Interest Trust Trustee, as applicable, shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or
Supplemental Interest Trust Trustee, as applicable, and, in the absence of bad faith on the part of the Trustee or Supplemental Interest Trust Trustee, as applicable, the Trustee or Supplemental
Interest Trust Trustee, as applicable, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished by the
Company to the Trustee or Supplemental Interest Trust Trustee, as applicable, and which on their face, do not contradict the requirements of this Agreement;

                           (ii)     The Trustee or Supplemental Interest Trust Trustee, as applicable, shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or Supplemental Interest Trust Trustee, as applicable, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (iii)    The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
Certificateholders of any Class holding Trust Certificate which evidence, as to such Class,
Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                           (iv)     The Trustee shall not be charged with knowledge of any default under either Pooling and Servicing Agreement unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the
Trustee receives written notice of such failure or event at its Corporate Trust Office from the
Company or any Certificateholder; and

                           (v)      No provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d)      The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the
Code, if, when and as the same shall be due and payable, (B) any tax on contributions to the REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

                  Section 5.02.     Certain Matters Affecting the Trustee and Supplemental Interest
Trust Trustee.

                  (a)      Except as expressly set forth herein, the Trustee shall not have any duty to make, arrange or ensure the completion of any recording, filing or registration of any instrument of further assurance, or any amendments or supplements to any of said instruments, and the Trustee shall not have any duty to make, arrange or ensure the completion of the payment of any fees, charges or taxes in connection therewith.

                  (b)      The Trustee shall not have any obligations to see to the payment or discharge of any liens (other than the liens hereof) upon the Underlying Certificates, or to see to the application of any payment of the principal of or interest on any note (other than the Trust
Certificates) secured thereby or to the delivery or transfer to any Person of any property released from any such lien, or to give notice to or make demand upon any mortgagor, mortgagee, trustor, beneficiary or other Person for the delivery or transfer of any such property.  The Trustee (and any successor trustee or co-trustee in its individual capacity) nevertheless agrees that it will, at
Company's expense, promptly endorse and file Uniform Commercial Code termination statements necessary to discharge any liens or encumbrances on the Underlying Certificates arising by, through or under the Trustee (or such successor trustee or co-trustee, as the case may be) either (i) when acting in its individual capacity or (ii) when acting improperly in its capacity as Trustee (or such successor trustee or co-trustee, as the case may be).

                  (c)      Except as otherwise provided in Section 5.01:

                           (i)      The Trustee or Supplemental Interest Trust Trustee, as applicable, may request and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii)     The Trustee or Supplemental Interest Trust Trustee, as applicable, may consult with counsel and any written advice of its counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                           (iii)    The Trustee or Supplemental Interest Trust Trustee, as applicable, shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or Supplemental Interest Trust
Trustee, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                           (iv)     The Trustee or Supplemental Interest Trust Trustee, as applicable, shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v)      The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Trust Certificates of any Class evidencing, as to such Class,
Percentage Interests aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the
Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding.  The reasonable expense of every such examination shall be paid by the Certificateholder requesting the investigation; and

                           (vi)     The Trustee or Supplemental Interest Trust Trustee, as applicable, may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

                  (d)      Following the issuance of the Trust Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel from the party seeking to contribute assets and at such party's expense to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a real estate mortgage investment conduit at any time that any Trust Certificates are outstanding or
(subject to Section 9.01(f) hereof) (ii) cause the Trust Fund to be subject to any tax as a result of such contribution (including the imposition of any tax on "prohibited transactions" of the Trust Fund imposed under Section 860F(a) of the Code).

                  (e)      The Trustee may act as trustee under agreements for the benefit of holders of each Underlying Certificate.  The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Underlying Certificate or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation, the compliance by the Company with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation, any investment of monies by or at the direction of the Company or any loss resulting therefrom or the acts or omissions of the
Company.

                  Section 5.03.     Trustee and Supplemental Interest Trust Trustee Not Liable for
Trust Certificates or Underlying Certificates.

                  The recitals contained herein and in the Trust Certificates (other than the execution of the Trust Certificates and relating to the acceptance and receipt of the Underlying
Certificates) shall be taken as the statements of the Company or the Certificate Administrator as the
case may be, and the Trustee and Supplemental Interest Trust Trustee assume no responsibility for their correctness.  The Trustee and Supplemental Interest Trust Trustee make no representations as to the validity or sufficiency of this Agreement or of the Trust Certificates (except that the Trust
Certificates shall be duly and validly executed by it as Trustee and authenticated by it as
Certificate Registrar) or of the Underlying Certificates of any related document.  Except as otherwise provided herein, the Trustee and Supplemental Interest Trust Trustee shall not be accountable for the use or application by the Company or the Certificate Administrator of any of the
Trust Certificates or of the proceeds of such Trust Certificates, or for the use or application of any funds paid to the Company in respect of the Underlying Certificates deposited in or withdrawn from the Trust Certificate Account by the Company.

                  Section 5.04.     Trustee and Supplemental Interest Trust Trustee May Own Trust
Certificates.

                  The Trustee and Supplemental Interest Trust Trustee in their individual or any other capacity may become the owner or pledgee of Trust Certificates and may transact business with the
Company and the parties to each Pooling and Servicing Agreement with the same rights it would have if it were not Trustee.

                  Section 5.05.     Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a banking corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least
$50,000,000, subject to supervision or examination by federal or state authority and the short-term rating of such institution shall be A-1 in the case of S&P.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the
Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.06.

                  The Trustee and Supplemental Interest Trust Trustee, and any successors thereto, shall at all times be the same Person.

                  Section 5.06.     Resignation and Removal of the Trustee  and Supplemental Interest
Trust Trustee.

                  (a)      The Trustee and Supplemental Interest Trust Trustee, together, may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the
Company.  Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee and successor supplemental interest trust trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee and successor supplemental interest trust trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee and Supplemental Interest Trust Trustee may appoint or petition any court of competent jurisdiction for the appointment of a successor trustee and successor supplemental interest trust trustee.

                  (b)      If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 5.05 and shall fail to resign after written request therefor by the
Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and
Supplemental Interest Trust Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.  In addition, in the event that the Company determines that the Trustee or
Supplemental Interest Trust Trustee, as applicable, has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or the Supplemental Interest Trust Trustee for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause
(i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the
Company, then the Company may remove the Trustee and Supplemental Interest Trust Trustee and appoint a successor trustee and successor supplemental interest trust trustee by written instrument delivered as provided in the preceding sentence.  In connection with the appointment of a successor trustee and successor supplemental interest trust trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee and successor supplemental interest trust trustee will not result in the reduction of the ratings on any Class of the Trust
Certificates below the lesser of the then current or original ratings on such Trust Certificates.

                  (c)      The Holders of Trust Certificates entitled to at least 51% of the Voting
Rights may at any time remove the Trustee and Supplemental Interest Trust Trustee, together, and appoint a successor trustee and successor supplemental interest trust trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee and Supplemental Interest Trust Trustee so removed and one complete set to the successors so appointed.

                  (d)      Any resignation or removal of the Trustee and Supplemental Interest Trust
Trustee and appointment of a successor trustee and successor supplemental interest trust trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee and successor supplemental interest trust trustee as provided in
Section 5.07.

                  (e)      Any costs associated with the removal and replacement of the Trustee and
Supplemental Interest Trust Trustee will be paid by Credit Suisse Securities (USA) LLC pursuant to a letter agreement between Credit Suisse Securities (USA) LLC and the Trustee and Supplemental Interest
Trust Trustee dated the date hereof (the "Fee Letter").

                  Section 5.07.     Successor Trustee and Successor Supplemental Interest Trust
Trustee .

                  (a)      Any successor trustee and successor supplemental interest trust trustee appointed as provided in Section 5.06 shall execute, acknowledge and deliver to the Company and to its predecessor trustee or predecessor supplemental interest trust trustee, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee and predecessor supplemental interest trust trustee shall become effective and such successor trustee and successor supplemental interest trust trustee shall become effective and such successor trustee and successor supplemental interest trust trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or supplemental interest trust trustee herein.  The predecessor trustee and predecessor supplemental interest trust trustee shall deliver to the successor trustee and successor supplemental interest trust trustee the
Underlying Certificates and related documents and statements held by it hereunder, and the Company, the Certificate Administrator and the predecessor trustee and predecessor supplemental interest trust trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee and successor supplemental interest trust trustee all such rights, powers, duties and obligations.

                  (b)      No successor trustee or successor supplemental interest trust trustee shall accept appointment as provided in this Section unless at the time of such acceptance (i) such successor trustee shall be eligible under the provisions of Section 5.05, and (ii) such successor trustee and successor supplemental interest trust trustee shall be the same Person.

                  (c)      Upon acceptance of appointment by a successor trustee or successor supplemental interest trust trustee as provided in this Section, the Company shall mail notice of the succession of such trustee and supplemental interest trust trustee hereunder to all Holders of Trust
Certificates at their addresses as shown in the Certificate Register.  If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee and successor supplemental interest trust trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

                  Section 5.08.     Merger or Consolidation of Trustee.

                  Any corporation or national banking association into which the Trustee and
Supplemental Interest Trust Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee and Supplemental Interest Trust Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporation trust business of the Trustee and Supplemental Interest Trust Trustee, shall be the successor of the
Trustee and Supplemental Interest Trust Trustee, as applicable, hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 5.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.  The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

                  Section 5.09.     Appointment of Co-Trustee or Separate Trustee.

                  (a)      Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Certificate Administrator and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more
Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such
Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 5.09, such powers, duties, obligations, rights and trusts as the Certificate Administrator and the Trustee may consider necessary or desirable.  If the
Certificate Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.05 hereunder and no notice to Holders of Trust Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.07 hereof.

                  (b)      In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 5.09 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  (c)      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this
Agreement and the conditions of this Article V.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this
Agreement relating to the conduct of, affecting the liability of, or affording protection to, the
Trustee.  Every such instrument shall be filed with the Trustee.

                  (d)      Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the
Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 5.10.     Appointment of Office or Agency.

                  The Trustee will maintain an office or agency in the United States where Trust
Certificates may be surrendered for registration of transfer or exchange, or presented for final distribution, and where the office of the Certificate Registrar is located.  The Trustee initially designates such office to be located at Deutsche Bank Trust Company Americas, c/o DB Services TN, 648
Grassmere Park Road, Nashville, Tennessee 37211, Attention Transfer Unit.

                  Section 5.11.     Trustee's and Supplemental Interest Trust Trustee's Fees and
                                    Expenses; Indemnification

                  (a)      The Trustee, any co-trustee from time to time and the Supplemental Interest
Trust Trustee shall be entitled to compensation  for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee,  any co-trustee and the Supplemental Interest Trust Trustee pursuant to the Fee Letter.

                  (b)      The Trustee or Supplemental Interest Trust Trustee, as applicable, shall be indemnified by the Trust Fund and held harmless against, any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's performance in accordance with the provisions of this Agreement) incurred without negligence or willful misconduct on the Trustee's or Supplemental Interest Trust Trustee's, as
applicable, part, arising out of, or in connection with, the acceptance and administration of the Trust
Fund or Supplemental Interest Trust, as applicable, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement or incurred in connection with a default with respect to the Pooling and Servicing Agreements (such amounts "Extraordinary
Expenses"), subject to an annual maximum of $100,000; provided that any amounts in excess of such annual maximum (such amounts "Carryover Extraordinary Expenses") shall be paid pursuant to the Fee
Letter and as further described below, and provided further that:

                           (i)      with respect to any such claim, the Trustee or Supplemental
Interest Trust Trustee, as applicable, shall have given the Certificate Administrator written notice thereof promptly after the Trustee or Supplemental Interest Trust Trustee, as applicable, shall have actual knowledge thereof;

                           (ii)     while maintaining control over its own  defense, the Trustee or
Supplemental Interest Trust Trustee, as applicable, shall cooperate and consult fully with the
Certificate Administrator in preparing such defense; and

                           (iii)    notwithstanding anything in this Agreement to the contrary, the
Trust Fund shall not be liable for settlement of any claim by the Trustee or Supplemental Interest
Trust Trustee, as applicable, entered into without the prior consent of the Certificate Administrator which consent shall  not be unreasonably withheld.

                     Whether or not the Trustee is paid Carryover Extraordinary Expenses pursuant to the
Fee Letter, to the extent funds are available, the Trustee shall be reimbursed from the Trust Fund in the subsequent year or years (subject to the annual maximum for such subsequent year or years), until such Carryover Extraordinary Expenses are paid in full from the Trust Fund. To the extent the Trustee is reimbursed for such Carryover Extraordinary Expenses from the Trust Fund and such Carryover
Extraordinary Expenses were paid by Credit Suisse Securities (USA) LLC pursuant to the Fee Letter, the
Trustee shall promptly remit such reimbursed Carryover Extraordinary Expenses to Credit Suisse
Securities (USA) LLC.

                  The Trustee and Supplemental Interest Trust Trustee shall be entitled to reimbursement for Extraordinary Expenses and Carryover Extraordinary Expenses described in this
Section 5.11(b) out of amounts attributable to the Underlying Certificates on deposit in the Trust
Certificate Account as provided in Section 3.03.

                  Notwithstanding the foregoing, the indemnification provided by the Trust Fund in this Section 5.11(b) shall not be available (i)(A) for any loss, liability or expense of the Trustee or Supplemental Interest Trust Trustee, as applicable, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee or
Supplemental Interest Trust Trustee, as applicable, at the direction of the Certificateholders pursuant to the terms of this Agreement or (B) where the Trustee is required to indemnify the
Certificate Administrator pursuant to Section 10.05, and (ii) for any loss, liability or expense for which the Trustee, in its capacity as trustee of any Underlying Trust, is entitled to indemnification as provided in the related Underlying Agreement; provided, however, that the Trustee and Supplemental
Interest Trust Trustee shall not be entitled to withdraw from the Trust Certificate Account more than
$100,000 annually pursuant to this Section 5.11(b).   The obligation of the Trustee or Supplemental
Interest Trust Trustee to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders is subject to the provisions of Section 5.02(c)(iii).
The Trustee and Supplemental Interest Trust Trustee will not be responsible to Certificateholders for any consequences resulting from any failure of the Trustee and Supplemental Interest Trust Trustee to
incur any Extraordinary Expenses in excess of the annual maximum of $100,000.

                  (c)      Notwithstanding the foregoing, nothing contained herein shall affect the obligations of Credit Suisse Securities (USA) LLC under the Fee Letter.

                  Section 5.12.     Certain Actions Relating to Underlying Certificates.  In the event that there are any matters arising under either Pooling and Servicing Agreement or the operative documents relating to transactions contemplated by either Pooling and Servicing Agreement which require the vote, consent or direction of the holders of the related Underlying Certificates, the
Trustee, as holder of the Underlying Certificates, shall vote such Underlying Certificates in accordance with the written instructions received from the Certificateholders evidencing at least a majority of the Percentage Interest in the related Trust Certificates.  Any Certificateholder that provides instructions to the Trustee pursuant to the preceding sentence shall also provide the
Trustee and its officers, directors, agents and employees with an indemnity (which shall be satisfactory to the Trustee) for any loss, liability or expense incurred by the Trustee that arises out of, or in connection with, such instructions.  In the absence of any instruction from the
Certificateholders, the Trustee will abstain from taking any action with respect to any matter described in the first sentence of this Section 5.12.  The Trustee shall forward to each
Certificateholder copies of any communications received regarding matters that require action by holders of the related Underlying Certificates.

                  Section 5.13.     U.S.A. Patriot Act Compliance.  In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering
("Applicable Law"), the Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Trustee.  Accordingly, each of the parties agrees to provide to the Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the
Trustee to comply with Applicable Law.

                  Section 5.14.     Corridor Agreement.  The Supplemental Interest Trust Trustee is
hereby authorized and directed to, and agrees that it shall enter into the Corridor Agreement on behalf of the Supplemental Interest Trust.  The Supplemental Interest Trust Trustee shall be afforded all the rights and protections provided to the Trustee as described in this Article V.  The
Supplement Interest Trust Trustee shall be subject to each provision of this Article V to the extent that the Trustee was subject to such provision and such provision is applicable to the Supplemental
Interest Trust Trustee's duties and obligations under this Agreement.

                                              ARTICLE VI

                                             TERMINATION

                  Section 6.01.     Termination.

                  (a)      Subject to Section 6.02, the respective obligations and responsibilities of the Company, the Certificate Administrator, the Trustee and the Supplemental Interest Trust Trustee
created hereby with respect to the Trust Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate immediately upon the occurrence of the last action required to be taken by the Trustee on the
Termination Date; provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph
P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

                  (b)      Upon presentation and surrender of the Trust Certificates by the
Certificateholders on the Termination Date, the Trustee and the Supplemental Interest Trust Trustee,
as applicable, shall distribute to the Certificateholders the amounts otherwise distributable on such
Distribution Date pursuant to Section 3.04(a).  Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Trust Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate, and such funds shall not be invested.  If any Trust
Certificates as to which notice of the Termination Date has been given pursuant to this Section 6.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Trust Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto.  If within one year after the second notice any Trust Certificate shall not have been surrendered for cancellation, the Trustee shall so notify the Company who shall upon receipt of such notice, directly or through an agent, take reasonable steps to contact the remaining Certificateholders concerning surrender of their Trust Certificates.  The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held.  If within two years after the second notice any Trust Certificates shall not have been surrendered for cancellation, the
Trustee shall pay to the Company all amounts distributable to the Holders thereof and the Company shall thereafter hold such amounts for the benefit of such Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 6.01.

                  Section 6.02.     Additional Termination Requirements.

                  (a)      Within 90 days prior to the anticipated Termination Date, the Certificate
Administrator shall adopt and the Certificate Administrator shall sign a plan of complete liquidation of the Trust Fund meeting the requirements of Section 860F(a)(4)(A) of the Code pursuant to which the
Trustee shall sell or otherwise dispose of all the remaining assets of the Trust Fund, unless the
Trustee and the Certificate Administrator has received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 6.02(a) will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as described in Section
860F of the Code, or (subject to Section 9.01(f) hereof) (ii) cause the Trust Fund to fail to qualify as a real estate mortgage investment conduit at any time that any Trust Certificate is outstanding.

                  (b)      Each Holder of a Trust Certificate hereby irrevocably approves and appoints the Certificate Administrator as its attorney-in-fact for the purposes of, adoption of the plan of complete liquidation in accordance with the terms and conditions of this Agreement.

                                              ARTICLE VII

                             THE COMPANY AND THE CERTIFICATE ADMINISTRATOR

                  Section 7.01.     Liability of the Company.

                  The Company and the Certificate Administrator shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Certificate Administrator herein.

                  Section 7.02.     Merger, Consolidation or Conversion of the Company.

                  (a)      The Company and the Certificate Administrator will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation and as a limited liability company under the laws of the state of its organization, respectively,  and will each obtain and preserve its qualification to do business as a foreign corporation or other Person in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Trust Certificates, the Underlying
Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  (b)      Any Person into which the Company or the Certificate Administrator may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Company or the Certificate Administrator shall be a party, or any Person succeeding to the business of the Company or the Certificate Administrator, shall be the successor of the Company or the Certificate Administrator, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything in this Section 7.02(b) to the contrary notwithstanding; provided, however that the
Certificate Administrator (or the Company, as applicable) shall notify each Rating Agency and the
Trustee in writing of any such merger, conversion or consolidation at least 30 days prior to the effective date of such event.

                  (c)      Notwithstanding anything else in this Section 7.02 and Section 7.04 to the contrary, the Certificate Administrator may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall execute and deliver to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Certificate Administrator under this Agreement; provided further that each Rating Agency's rating of the Classes of Trust Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency).  In the case of any such assignment and delegation, the Certificate Administrator shall be released from its obligations under this Agreement, except that the Certificate Administrator shall remain liable for all liabilities and obligations incurred by it as Certificate Administrator hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

                  Section 7.03.     Limitation on Liability of the Company and Others.

                  (a)      Neither the Company, the Certificate Administrator nor any of the
directors, officers, employees or agents of the Company or the Certificate Administrator shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Certificate
Administrator or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Company, the Certificate Administrator and any director, officer, employee or agent of the Company or the Certificate Administrator may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.
The Company, the Certificate Administrator and any director, officer, employee or agent of the
Company or the Certificate Administrator shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this
Agreement or the Trust Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder and the Company and the
Certificate Administrator shall be entitled to be reimbursed therefor out of amounts attributable to the Underlying Certificates on deposit in the Trust Certificate Account as provided by Section 3.03 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

                  (b)      Neither the Company nor the Certificate Administrator shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the
Certificate Administrator may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Certificate Administrator shall be entitled to be reimbursed therefor out of amounts attributable to the Underlying Certificates on deposit in the Trust Certificate Account as provided by Section
3.03 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

                  Section 7.04.     Company and Certificate Administrator Not to Resign.

                  Subject to the provisions of Section 7.02, neither the Company nor the Certificate
Administrator shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law.  Any such determination permitting the resignation of the Company or the Certificate Administrator shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.  No such resignation by the Certificate Administrator shall become effective until the Trustee or a successor certificate administrator shall have assumed the Certificate Administrator's responsibilities and obligations hereunder.

                  Section 7.05.     Successor Certificate Administrator.

                  In the event that the Master Servicer is removed or replaced in accordance with the terms of each Pooling and Servicing Agreement, the Trustee shall become the successor certificate administrator hereunder.  The Certificate Administrator agrees to cooperate with the Trustee in effecting the termination of the Certificate Administrator's responsibilities and rights hereunder.
No such termination shall release the Certificate Administrator for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

                  Section 7.06.     Representation and Warranty of Company.

                  Immediately prior to the conveyance of the Underlying Certificates to the Trustee pursuant to Section 2.01, the Company had good title to, and was the sole owner of, the Underlying
Certificates free and clear of any pledge, lien, encumbrance or security interest and such conveyance validly transfers ownership of the Underlying Certificates to the Trustee free and clear of any pledge, lien, encumbrance or security interest.

                                             ARTICLE VIII

                                       MISCELLANEOUS PROVISIONS

                  Section 8.01.     Amendment.

                  (a)      This Agreement may be amended from time to time by the Certificate
Administrator, the Company and the Trustee, without the consent of any of the Certificateholders:

                           (i)      to cure any ambiguity,

                           (ii)     to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                           (iii)    to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a real estate mortgage investment conduit at all times that any Trust Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                           (iv)     to change the timing and/or nature of deposits into the Trust
Certificate Account, provided that (A) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (B) such change shall not adversely affect the then-current rating of the Trust Certificates, as evidenced by a letter from each Rating Agency then rating the Trust Certificates to such effect,

                           (v)      to modify, eliminate or add to the provisions of Section 4.02(c)
or any other provision hereof restricting transfer of the Class R Certificate by virtue of their being the "residual interest" in the REMIC, provided that (A) such change shall not adversely affect the then current ratings of the Trust Certificates, as evidenced by a letter from the Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel, cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a tax caused by a transfer to a Non-United States Person or a Person that is not a Permitted Transferee, or

                           (vi)     to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this
Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

                  (b)      This Agreement may also be amended from time to time by the Certificate
Administrator, the Company and the Trustee with the consent of the Holders of Trust Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Trust
Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Trust Certificates of such Class; provided, however, that no such amendment shall:

                           (i)      reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Trust Certificate without the consent of the
Holder of such Trust Certificate, or

                           (ii)     reduce the aforesaid percentage of Trust Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Trust Certificates of such Class then outstanding.

                  (c)      Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of
Counsel to the effect that such amendment or the exercise of any power granted to the Company or the
Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to qualify as a real estate mortgage investment conduit at any time that any Trust Certificate is outstanding.

                  (d)      Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.  It shall not be necessary for the consent of Certificateholders under this Section 8.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the
Trustee may prescribe.

                  Section 8.02.     Counterparts.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 8.03.     Limitation on Rights of Certificateholders.

                  (a)      The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b)      No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust
Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c)      No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of a default by the Company or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Trust Certificates entitled to at least 33% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action,
suit or proceeding.   For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 8.04.     Governing Law.

                  This Agreement and the Trust Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 8.05.     Notices.

                  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, One Meridian Crossings, Suite 100, Minneapolis, Minnesota 55423, Attention:
President, or such other address as may hereafter be furnished to the Trustee and the Certificate
Administrator  in writing by the Company, (b) in the case of the Certificate Administrator, 2255 N.
Ontario Street, Suite 400, Burbank, California 91504-2130, Attention:  Managing Director/Master
Servicing or such other address as may hereafter be furnished to the Trustee and the Company  in writing by the Certificate Administrator, (c) in the case of the Trustee (i) for the purposes of
Section 5.10 hereof, Deutsche Bank Trust Company Americas, c/o DB Services TN, 648 Grassmere Park
Road, Nashville, Tennessee 37211, Attention Transfer Unit, and (ii) for all other purposes, Corporate
Trust Office, 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention:  Residential
Accredit Loans, Inc. Series 2008-QR1 or such other address as may hereafter be furnished to the
Company and the Certificate Administrator in writing by the Trustee, (d) in the case of Fitch, One
State Street Plaza, 34th Floor, New York, New York 10004, (e) in the case of S&P, 55 Water Street,
New York, New York 10041, and (f) in the case of the Corridor Provider, One Cabot Square, London E14
4QJ, England, Attention: (1)    Head of Credit Risk Management; (2) Managing Director - Operations Department; (3)
Managing Director - Legal Department.  Any notice required or permitted to be mailed to a
Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Any notice so mailed within the time prescribed in this
Agreement shall be conclusively presumed to have been duly given, whether or not the
Certificateholder receives such notice.

                  Section 8.06.     Notices to the Rating Agencies.

                  The Company or the Trustee, as applicable, shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clauses (a), (b), (d), (e) or (f) below or provide a copy to the Rating
Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clause (c) below:

                  (a)      a material change or amendment to this Agreement,

                  (b)      the termination or appointment of a successor Trustee,

                  (c)      the statement required to be delivered to the Holders of each Class of
Trust Certificates pursuant to Section 3.05,

                  (d)      a change in the location of the Trust Certificate Account, and

                  (e)      the occurrence of the final Distribution Date.

                  Section 8.07.     Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this
Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Trust Certificates or the rights of the Holders thereof.

                  Section 8.08.     Successors and Assigns.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

                  Section 8.09.     Article and Section Headings,

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                                              ARTICLE IX

                                           REMIC PROVISIONS

                  Section 9.01.     REMIC Administration.

                  (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law.  The assets of each such
REMIC will be set forth in this Agreement.  Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Trust Certificates are issued.  For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 9.03.  The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

                  (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

                  (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01%
Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section
1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Underlying Certificates on deposit in the Trust Certificate Account as provided by Section 3.03 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.  If the REMIC Administrator is no longer the Master
Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC
Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

                  (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax
Returns that it determines are required with respect to each REMIC created hereunder and deliver such
Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner.  The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor.  The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax
Returns that contain errors or omissions.  The Trustee and Certificate Administrator shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

                  (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R
Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and
the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue
Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

                  (f) The Certificate Administrator and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Certificate Administrator's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC created hereunder as a REMIC under the REMIC Provisions (and the Trustee shall assist the Certificate
Administrator and the REMIC Administrator, to the extent reasonably requested by the Certificate
Administrator and the REMIC Administrator to do so).  The Certificate Administrator and the REMIC
Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i)
endanger the status of any portion of any REMIC created hereunder as a real estate mortgage investment conduit or (ii) result in the imposition of a tax upon the any REMIC created hereunder
(including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a real estate mortgage investment conduit set forth in
Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Certificate
Administrator or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the
Certificate Administrator or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the
Trust Fund, but in no event at the expense of the Certificate Administrator, the REMIC Administrator
or the Trustee) to the effect that the contemplated action will not, with respect to the each REMIC created hereunder, endanger such status or, unless the Certificate Administrator, the REMIC
Administrator or both, as applicable, determine in its or their sole discretion to indemnify the
Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied.  The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Certificate Administrator or the REMIC Administrator, as
applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action.  In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such
REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the
Trustee will consult with the Certificate Administrator or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and the Trustee shall not take any such action or cause the REMIC to take any such action as to which the Certificate Administrator or the REMIC
Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur.  The
Certificate Administrator or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of the same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Certificate
Administrator or the REMIC Administrator.  At all times as may be required by the Code, the
Certificate Administrator will to the extent within its control and scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined under Section 860G(a)(5) of the Code.

                  (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Certificate Administrator, if such tax arises out of or results from a breach by the Certificate Administrator of any of its obligations under this Agreement or the Certificate
Administrator has in its sole discretion determined to indemnify the Trust Fund against such tax,
(ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article III, (iii) to the REMIC Administrator, if in its sole discretion it has determined to indemnify the Trust Fund for such tax; or (iv) otherwise against amounts on deposit in the Trust Certificate Account as provided hereunder and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate
Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment
Interest Shortfall.

                  (h) The Trustee and the Certificate Administrator shall, for federal income tax purposes, maintain books and records with respect to the REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

                  (i) Following the startup day for the REMIC, neither the Certificate Administrator nor the Trustee shall accept any contributions of assets to the REMIC unless (subject to Section
9.01(f) hereof) the Certificate Administrator and the Trustee shall have received an Opinion of
Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the REMIC to fail to qualify as a real estate mortgage investment conduit at any time that any Trust Certificates are outstanding or subject the
REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (j) Neither the Certificate Administrator nor the Trustee shall (subject to Section
9.01(f) hereof) enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than
"qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury
Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each
Class of Trust Certificates (other than the Class I-A-2 Certificates) representing a regular interest in the applicable REMIC, the Uncertificated Principal Balance of each Uncertificated REMIC Regular
Interest and the Notional Amount of the Class I-A-2 Certificates would be reduced to zero is the
Maturity Date for each such Certificate and Uncertificated REMIC Regular Interest.

                  (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage
Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

                  (m) Neither the Certificate Administrator nor the Trustee shall (i) sell, dispose of or substitute for the Underlying Certificates (except in connection with (A) the default, imminent default or foreclosure of the Underlying Certificates, (B) the bankruptcy of any REMIC created hereunder or (C) the termination of the trust fund relating to any of the Underlying Certificates pursuant to Article IX of either Pooling and Servicing Agreement), (ii) acquire any assets for any such REMIC, (iii) sell or dispose of any investments in the Trust Certificate Account for gain nor accept any contributions to the REMIC after the Closing Date unless it has received an Opinion of
Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or (b) unless the Certificate Administrator has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                  Section 9.02.     Certificate Administrator, REMIC Administrator and Trustee
Indemnification.

                  (a)      The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC
Administrator and the Certificate Administrator for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Certificate Administrator, as a result of a breach of the Trustee's covenants set forth in
Article V or this Article IX.

                  (b)      The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Certificate Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the
Certificate Administrator or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article IX with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Certificate Administrator in which case
Section 9.02(c) will apply.

                  (c)      The Certificate Administrator agrees to indemnify the Trust Fund, the
Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Certificate Administrator's covenants set forth in this Article IX with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Certificate Administrator that contain errors or omissions.

                  Section 9.03.     Designation of REMICs.

         (a)      The REMIC Administrator shall make an election to treat the entire segregated pool of assets described in the definition of REMIC I, and subject to this Agreement as a REMIC ("REMIC
I") and shall make an election to treat the pool of assets comprised of the Uncertificated REMIC I
Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

         (b)      The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

         (c)      The Uncertificated REMIC II Regular Interests and the Grantor Trust Uncertificated
REMIC II Regular Interests will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

                  Section 9.04.     Distributions on the Uncertificated REMIC I Regular Interests.

         (a)  On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest
Distribution Amounts in the following order of priority to the extent of the Available Distribution
Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 3.04(a):

                           (i)      Uncertificated Accrued Interest on the Uncertificated REMIC I
Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

                           (ii)     In accordance with the priority set forth in Section 9.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of
Certificates (other than the Class R-I Certificates) under Section 3.04(a).

         (b)      The amount described in Section 9.04(a)(ii) shall be deemed distributed to (i)
Uncertificated REMIC I Regular Interest X and (ii) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Related Class of Trust Certificates (other than the Class R-I Certificates), respectively, under
Section 3.04(a) until the Uncertificated Principal Balance of each such interest is reduced to zero.

         (c)      The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts
described in Section 9.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I
Certificates under Section 3.04(a).

         (d)      In determining from time to time the Uncertificated REMIC I Regular Interest
Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts:

                           (i)      Loss Amounts allocated to the Class I-A-1 Certificates and Class
I-A-2 Certificates under Section 3.09 shall be deemed allocated to Uncertificated REMIC I Regular
Interest X; and

                           (ii)     Loss Amounts allocated to the Class I-A-3, Class I-A-4, Class
I-A-5, Class II-A-1, Class II-A-2 and Class II-A-3 Certificates under Section 3.09 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y.

                           (iii)    Loss Amounts allocated to the Class I-A-1 Certificates, Class
I-A-2 Certificates, Class I-A-3 Certificates, Class I-A-4 Certificates, Class I-A-5 Certificates,
Class II-A-1 Certificates or Class II-A-2 Certificates shall be deemed allocated to the
Uncertificated REMIC II Regular Interest I-A-1,  Uncertificated REMIC II Regular Interest I-A-2,
Uncertificated REMIC II Regular Interest I-A-3, Uncertificated REMIC II Regular Interest I-A-4,
Uncertificated REMIC II Regular Interest I-A-5, Grantor Trust Uncertificated REMIC II Regular
Interest II-A-1 and Grantor Trust Uncertificated REMIC II Regular Interest I-A-2 respectively.

                           (iv)     Loss Amounts and distributions allocated to the Class II-A-3
Certificates shall be deemed allocated to Grantor Trust Uncertificated REMIC II Regular Interest
II-A-1 and Grantor Trust Uncertificated REMIC II Regular Interest II-A-2 in such amounts as such Loss
Amounts or distributions would have been allocated to the Class II-A-1 Certificates and Class II-A-2
Certificates had such Certificates not been exchanged for such Class II-A-3 Certificates.

         (e)      On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 3.04(a), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable thereon from the Uncertificated REMIC I
Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 9.04.

         (f)      Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular
Interests described in this Section 9.01, distributions of funds from the Certificate Account shall be made only in accordance with Section 3.04.

                  Section 9.05.     Compliance with Withholding Requirements.

                  Notwithstanding  any other  provision  of this  Agreement,  the Trustee or any Paying
Agent, as applicable,  shall comply with all federal  withholding  requirements  respecting payments to
Certificateholders,  including  interest or original issue discount  payments or advances  thereof that the Trustee or any Paying Agent,  as applicable,  reasonably  believes are  applicable  under the Code.
The  consent  of  Certificateholders  shall  not be  required  for such  withholding.  In the event the
Trustee or any Paying Agent,  as  applicable,  does withhold any amount from interest or original issue discount  payments  or  advances  thereof to any  Certificateholder  pursuant  to  federal  withholding requirements,  the Trustee or any Paying Agent,  as applicable,  shall indicate the amount  withheld to such Certificateholder pursuant to the terms of such requirements.

                  Section 9.06.     Supplemental Interest Trust Provisions.

                  (a)      It is  intended  that the  Supplemental  Interest  Trust be  classified  for federal  income tax purposes as a grantor  trust under  Subpart E, part I of  subchapter J of chapter 1 of the Code, of which Credit Suisse  Securities (USA) LLC is the owner,  rather than a partnership,  an association  taxable  as a  corporation  or a  taxable  mortgage  pool;  and  the  powers  granted  and obligations undertaken in this Agreement shall be construed so as to further such intent.

                  (b)      The REMIC  Administrator  shall  prepare or cause to be prepared  all of the
Tax Returns  that it  determines  are  required  with respect to the  Supplemental  Interest  Trust and deliver  such Tax  Returns  in a timely  manner to the  Supplemental  Interest  Trust  Trustee,  and if
required by applicable  law and as directed,  the  Supplemental  Interest  Trust Trustee shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such Tax Returns  shall be borne by the  REMIC  Administrator  without  any right of  reimbursement  therefor.  The REMIC  Administrator agrees to indemnify and hold harmless the  Supplemental  Interest Trust Trustee with respect to any tax or liability  arising from the Supplemental  Interest Trust Trustee's  signing of such Tax Returns that contain errors or omissions.  The  Supplemental  Interest  Trust Trustee and the Master  Servicer shall promptly  provide the REMIC  Administrator  with such information as the REMIC  Administrator  may from time to time request for the purpose of enabling the REMIC Administrator to prepare such Tax Returns.

                  (c)      Credit  Suisse  Securities  (USA)  LLC shall  provide  the  appropriate  tax certification  to the  Trustee  and  Supplemental  Interest  Trust  Trustee to enable the Trust to make payments  to Credit  Suisse  Securities  (USA) LLC without  withholding  or backup  withholding  taxes.
Credit  Suisse  Securities  (USA)  LLC  agrees  to update or  replace  such  form or  certification  in accordance  with  its  terms  or  its  subsequent  amendments  and  consents  to  the  delivery  by the
Supplemental  Interest  Trust  Trustee  to the  Corridor  Provider  of  any  such  certification.  Such certification  may include Form W 8BEN, Form W-8IMY,  Form W-9 or Form W-8ECI or any successors to such
IRS forms.  Any  purported  sales or transfers of ownership  of the  Supplemental  Interest  Trust to a transferee  which  does not  comply  with these  requirements  shall be deemed  null and void under the
Agreement.  The  Supplemental  Interest  Trust  Trustee  and the  Trustee,  respectively,  shall not be liable for the completeness,  accuracy,  content or truthfulness of any such tax certification provided to it. The  Supplemental  Interest  Trust Trustee and the Trustee shall only be required to forward any tax  certification  received by it to the Corridor  Provider at the last known address  provided to it, and shall not be liable for the receipt of such tax  certification  by the Corridor  Provider,  nor any failure of t the  Corridor  Provider to process  such  certification  or to take any action as required under the Corridor  Agreement or under  applicable  law. The  Supplemental  Interest  Trust Trustee and
the  Trustee  shall have no duty to take  action to correct  any  misstatement  or  omission in any tax certification provided to it and forwarded to the Corridor Provider.

                  (d)      The  Supplemental  Interest  Trust  Trustee,  on behalf of the  Supplemental
Interest Trust,  upon receipt of the requisite tax  identification  number from the appropriate  taxing authority,  (i) shall execute,  if required,  and deliver a United States Internal Revenue Service Form
W-9 or successor  applicable form, or other  appropriate  United States tax forms as may be required to prevent  withholding or backup  withholding taxes on payments to the Supplemental  Interest Trust under the Corridor  Agreement,  to the Corridor Provider on or before the later of (A) the first payment date under the Corridor  Agreement and (B) the date the  Supplemental  Interest  Trust Trustee  receives the tax  identification  number, and thereafter prior to the expiration or obsolescence of such form if the
Supplemental  Interest Trust Trustee is notified in writing or otherwise has actual  knowledge  thereof and (ii) shall, if requested by the Corridor  Provider,  deliver to the Corridor Provider promptly upon receipt  each  certification  received  from Credit  Suisse  Securities  (USA) LLC  pursuant to Section
9.06(c).  If such tax  identification  number is obtained by the REMIC  Administrator,  the Form W-9 or equivalent form as required shall be executed,  if required,  and delivered by the REMIC  Administrator to the same extent as set forth in the foregoing sentence, if permitted by applicable law.

                  Section  9.07     Distributions  on the Grantor Trust  Uncertificated  REMIC Regular
Interests.

                  (a) On each  Distribution  Date the Trustee  shall be deemed to  distribute  from the
REMIC to (i) the Holders of each Class of Trust  Certificates the amounts  distributable  thereon under
Section  3.04 and (ii)  itself,  as the  holder  of the  Grantor  Trust  Uncertificated  REMIC  Regular
Interests, the following amounts in the following order of priority:

                  (i)      Uncertificated  Accrued Interest on the Grantor Trust  Uncertificated  REMIC
Regular  Interests  for such  Distribution  Date,  plus any  Uncertificated  Accrued  Interest  thereon remaining unpaid from any previous Distribution Date; and

                  (ii)     In  accordance  with the  priority set forth in Section  9.07(b),  an amount equal to the sum of the amounts in respect of  principal  distributable  on each Class of  Exchangeable
Certificates and Exchanged Certificates under Section 3.04.

                  (b)      The amounts described in Section  9.07(a)(ii) shall be deemed distributed to the Grantor Trust Uncertificated REMIC Regular Interests,  with the amount to be distributed  allocated among  such  interests  in  accordance  with  the  priority  assigned  to each  Related  Class of Trust
Certificates,  respectively,  under  Section 3.04 until the  Uncertificated  Principal  Balance of each such  interest is reduced to zero.  If a Related  Class of Trust  Certificates  is related to more than one Grantor Trust Uncertificated  REMIC Regular Interest,  the amounts described in Section 9.07(a)(ii)
shall be deemed  distributed to the related Grantor Trust  Uncertificated  REMIC Regular  Interests pro
rata in accordance with the Uncertificated Principal Balances thereof.

                  (c) Loss Amounts  allocated to a Related  Class of Trust  Certificates  under Section
3.09 shall be deemed allocated to their related Grantor Trust  Uncertificated  REMIC Regular  Interests
(if a Related  Class of Trust  Certificates  is related to more than one Grantor  Trust  Uncertificated
REMIC  Regular  Interest,  Realized  Losses in respect of  principal  allocated  to such Class shall be deemed  allocated to the related  Grantor  Trust  Uncertificated  REMIC  Regular  Interests pro rata in accordance  with the  Uncertificated  Principal  Balances  thereof  and  Realized  Losses in respect of
interest   allocated  to  such  Class  shall  be  deemed   allocated  to  the  related   Grantor  Trust
Uncertificated  REMIC  Regular  Interests  pro  rata in  accordance  with  the  Uncertificated  Accrued
Interest thereon).

                  (d)      Notwithstanding   the   deemed    distributions   on   the   Grantor   Trust
Uncertificated  REMIC Regular  Interests  described in this Section 9.07,  distributions  of funds from the Trust Certificate Account shall be made only in accordance with Section 3.04.

                                               ARTICLE X

                                     COMPLIANCE WITH REGULATION AB

                  Section 10.01.    Intent of the Parties; Reasonableness.

                  The Company,  the Trustee and the  Certificate  Administrator  acknowledge  and agree that the purpose of this Article X is to facilitate  compliance  by the Company with the  provisions of
Regulation  AB and related  rules and  regulations  of the  Commission.  The Company shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith,  or for purposes other than  compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations  of the  Commission  under the  Securities Act and the Exchange Act. Each of the Certificate  Administrator and the Trustee  acknowledges that  interpretations  of the requirements of  Regulation  AB  may  change  over  time,  whether  due to  interpretive  guidance  provided  by the
Commission or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets, advice of counsel,  or otherwise,  and agrees to comply with reasonable requests made by the Company in
good  faith  for  delivery  of   information   under  these   provisions   on  the  basis  of  evolving
interpretations  of  Regulation  AB.  Each  of the  Certificate  Administrator  and the  Trustee  shall cooperate  reasonably  with the Company to deliver to the Company  (including  any of its  assignees or designees),  any and  all  disclosure,  statements,  reports,  certifications,  records  and any  other information  necessary  in the  reasonable,  good  faith  determination  of the  Company  to permit the
Company to comply with the provisions of Regulation AB.

                  Section 10.02.    Additional Representations and Warranties of the Trustee.

                  (a)      The Trustee  shall be deemed to  represent  and warrant to the Company as of the Closing  Date and on each date on which  information  is provided  to the  Company  under  Sections
10.01,  10.02(b) or 10.03 that,  except as disclosed in writing to the Company prior to such date:  (i)
it is not aware and has not received notice that any default,  early  amortization or other performance triggering  event has  occurred as to any other  Securitization  Transaction  due to any default of the
Trustee;  (ii) there are no  aspects  of its  financial  condition  that could have a material  adverse effect  on the  performance  by it of  its  trustee  obligations  under  this  Agreement  or any  other
Securitization  Transaction  as to  which it is the  trustee;  (iii)  there  are no  material  legal or governmental  proceedings  pending (or known to be  contemplated)  against it that would be material to
Certificateholders;  (iv) there are no  relationships  or transactions (as described in Item 1119(b) of
Regulation  AB) relating to the Trustee with  respect to the Company or any  sponsor,  issuing  entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction  party (as each of such terms are used in  Regulation  AB)  relating to the  Securitization
Transaction  contemplated  by the Agreement,  as identified by the Company to the Trustee in writing as of the Closing Date (each, a "Transaction  Party") that are outside the ordinary  course of business or on terms other than would be obtained in an arm's length  transaction  with an  unrelated  third party, apart from the  Securitization  Transaction,  and that are material to the investors'  understanding of the  Certificates;  and (v) the  Trustee  is not an  affiliate  (as  contemplated  by Item  1119(a)  of
Regulation  AB) of any  Transaction  Party.  The Company  shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

                  (b)      If so requested by the Company on any date  following the Closing Date,  the
Trustee shall,  within five Business Days  following  such request,  confirm in writing the accuracy of the  representations  and  warranties  set  forth in  paragraph  (a) of this  Section  or,  if any such representation  and  warranty  is not  accurate  as of the  date  of  such  confirmation,  provide  the pertinent  facts,  in writing,  to the Company.  Any such  request from the Company  shall not be given more  than  once  each  calendar  quarter,  unless  the  Company  shall  have a  reasonable  basis  for questioning the accuracy of any of the representations and warranties.

                  Section 10.03.    Information to Be Provided by the Trustee.

                  For so long as the Certificates  are  outstanding,  for the purpose of satisfying the
Company's   reporting   obligation  under  the  Exchange  Act  with  respect  to  any  class  of  Trust
Certificates,  the Trustee shall provide to the Company a written  description of (a) any litigation or governmental  proceedings  pending  against the Trustee as of the last day of each calendar  month that would be material to  Certificateholders,  and (b) any affiliations or  relationships  (as described in
Item 1119 of  Regulation  AB) that  develop  following  the  Closing  Date  between the Trustee and any
Transaction  Party of the type described in Section  10.02(a)(iv)  or 10.02(a)(v) as of the last day of each calendar year. Any  descriptions  required with respect to legal  proceedings,  as well as updates to  previously  provided  descriptions,  under this  Section  10.03  shall be given no later than seven
Business Days prior to the  Distribution  Date  following the month in which the relevant event occurs, and any  notices  and  descriptions  required  with  respect  to  affiliations,  as well as  updates to previously provided  descriptions,  under this Section 10.03 shall be given no later than January 31 of the  calendar  year  following  the  year  in  which  the  relevant  event  occurs.  As of the  related
Distribution  Date with  respect to each Report on  Form 10-D  with  respect to the Trust  Certificates filed by or on behalf of the Company,  and as of March 15  preceding  the date each Report on Form 10-K with respect to the  Certificates  is filed,  the Trustee shall be deemed to represent and warrant that any  information  previously  provided by the Trustee  under this Article X is  materially  correct and does not have any material  omissions  unless the Trustee has  provided an update to such  information.
The Company will allow the Trustee to review any  disclosure  relating to material  litigation  against the Trustee prior to filing such  disclosure  with the Commission to the extent the Company changes the information provided by the Trustee.

                  Section 10.04.    Report on Assessment of Compliance and Attestation.

                  On or before March 5 of each calendar year, the Trustee shall:

         (a)      deliver to the Company a report (in form and  substance  reasonably  satisfactory  to the Company)  regarding the Trustee's  assessment of compliance with the applicable  Servicing Criteria during the  immediately  preceding  calendar  year,  as required  under Rules  13a-18 and 15d-18 of the
Exchange Act and Item 1122 of Regulation  AB. Such report shall be signed by an  authorized  officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit G hereto; and

         (b)      deliver to the Company a report of a registered  public  accounting  firm  satisfying the  requirements  of Rule 2-01 of Regulation  S-X under the  Securities  Act and the Exchange Act that attests to, and reports on, the  assessment  of compliance  made by the Trustee and delivered  pursuant to the  preceding  paragraph.  Such  attestation  shall be in  accordance  with  Rules  1-02(a)(3)  and
2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

                  Section 10.05.    Indemnification; Remedies.

         (c)      The  Trustee  shall  indemnify  the  Company,  each  affiliate  of the  Company,  the
Certificate  Administrator  and each  affiliate of the  Certificate  Administrator,  and the respective present and former directors,  officers,  employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses  that any of them may sustain arising out of or based upon:

                           (i)(A)   any untrue  statement of a material fact contained or alleged to be contained  in any  information,  report,  certification,  accountants'  attestation  or other  material
provided  under  this  Article  X  by  or  on  behalf  of  the  Trustee  (collectively,   the  "Trustee
Information"),  or (B) the omission or alleged omission to state in the Trustee  Information a material fact  required to be stated in the Trustee  Information  or necessary  in order to make the  statements therein, in the light of the circumstances under which they were made, not misleading; or

                           (ii)     any  failure by the  Trustee to deliver  any  information,  report, certification  or other  material  when and as required  under this  Article X, other than a failure by the Trustee to deliver an accountants' attestation.

         (d)      In the case of any  failure  of  performance  described  in  clause  (ii) of  Section
10.05(a), as well as a failure to deliver an accountants'  attestation,  the Trustee shall (i) promptly reimburse  the  Company  for all costs  reasonably  incurred  by the  Company  in order to  obtain  the information,  report,  certification,  accountants'  attestation or other material not delivered by the
Trustee as required  and (ii)  cooperate  with the Company to mitigate any damages that may result from such failure.

         (e)      The Company and the  Certificate  Administrator  shall  indemnify  the Trustee,  each affiliate of the Trustee and the  respective  present and former  directors,  officers,  employees  and agents of the  Trustee,  and shall hold each of them  harmless  from and against  any losses,  damages, penalties,  fines,  forfeitures,  legal fees and expenses and related costs,  judgments,  and any other costs,  fees and  expenses  that any of them may  sustain  arising  out of or based upon (i) any untrue statement of a material fact  contained or alleged to be contained in any  information  provided  under this  Agreement  by or on behalf of the  Company or  Certificate  Administrator  for  inclusion  in any report filed with Commission  under the Exchange Act  (collectively,  the "RFC  Information"),  or (ii)
the  omission  or alleged  omission  to state in the RFC  Information  a material  fact  required to be stated in the RFC  Information  or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading.

         (f)      Notwithstanding  any  provision in this Section  10.05 to the  contrary,  the parties agree that none of the Trustee,  the Company or the  Certificate  Administrator  shall be liable to the other for any  consequential  or punitive  damages  whatsoever,  whether in contract,  tort  (including negligence and strict liability),  or any other legal or equitable principle;  provided,  however, that such limitation shall not be applicable with respect to third party claims made against a party.

                  IN WITNESS WHEREOF, the Company, the Certificate Administrator and the Trustee and
Supplemental Interest Trust Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their  respective seals, if required, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                     RESIDENTIAL ACCREDIT LOANS, INC.,
                                                     as Company

                                                     By:  /s/ Heather Anderson
                                                        Name:  Heather Anderson
                                                        Title: Vice President

                                                     RESIDENTIAL FUNDING COMPANY, LLC,
                                                     as Certificate Administrator

                                                     By:  /s/ Jeffrey Blaschko
                                                        Name:  Jeffrey Blaschko
                                                        Title: Associate

                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
                                                     and Supplemental Interest Trust Trustee

                                                     By:  /s/ Mei Nghia
                                                        Name:  Mei Nghia
                                                        Title: Authorized Signer

                                                     By:  /s/ Karlene Benvenuto
                                                        Name:  Karlene Benvenuto
                                                        Title: Authorized Signer

                                              EXHIBIT A-1

                                      FORM OF CLASS I CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A "REAL
ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,
A NEW YORK  CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE,  OR
PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS
IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH
OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER
USE HEREOF FOR VALUE OR  OTHERWISE  BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[CLASS  I-A-1  CERTIFICATES   ONLY][EACH   BENEFICIAL  OWNER  OF  AN  EXEMPTION  ELIGIBLE  CLASS  I-A-1
CERTIFICATE OR ANY INTEREST  THEREIN THAT IS ACQUIRED BY OR WITH "PLAN ASSETS" OF ANY EMPLOYEE  BENEFIT
PLAN OR OTHER  ARRANGEMENT  THAT IS SUBJECT TO TITLE I OF ERISA  AND/OR TO SECTION 4975 OF THE CODE (AN
"ERISA PLAN"),  AS OF ANY DATE PRIOR TO THE TERMINATION OF THE  SUPPLEMENTAL  INTEREST TRUST,  SHALL BE
DEEMED  TO HAVE  REPRESENTED,  BY VIRTUE OF ITS  ACQUISITION  OR  HOLDING  OF THAT  CERTIFICATE  OR ANY
INTEREST  THEREIN,  THAT ITS  ACQUISITION  OF THE EXEMPTION  ELIGIBLE CLASS I-A-1  CERTIFICATE  AND THE
RIGHT TO RECEIVE (AND ITS RECEIPT OF) PAYMENTS FROM THE  SUPPLEMENTAL  INTEREST  TRUST ARE ELIGIBLE FOR
THE EXEMPTIVE  RELIEF AVAILABLE UNDER AT LEAST ONE OF U.S.  DEPARTMENT OF LABOR PROHIBITED  TRANSACTION
CLASS EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23 OR OTHER APPLICABLE EXEMPTION.]

Certificate No. 1                                            [  ]% [Adjustable] Pass-Through Rate
Class I-A-[___] Senior

Date of Trust Agreement: February 8, 2008                    Percentage Interest: [___]%

Certificate Administrator:                                   Aggregate Initial  Certificate  Principal Balance of the
Residential Funding Company, LLC                             Class I-A-[__] Certificates: $[_________]

First Distribution Date:                                     Initial   Certificate    Principal   Balance   of   this
February 25, 2008                                            Certificate: $[__________]

Assumed Final Distribution Date:                             CUSIP:
August 25, 2036

                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                            SERIES 2008-QR1

         Evidencing  a  percentage  interest  in the  distributions  allocable  to  the  Class
         I-A-[__]  Certificates  with respect to a Trust Fund  consisting  primarily of senior classes  of  mortgage  asset-backed  pass-through  certificates  issued  by  a  trust established by RESIDENTIAL ACCREDIT LOANS, INC.

         This  Certificate  is payable  solely from certain assets of the Trust Fund (as defined in the
Agreement  referred to below),  and does not  represent  an  obligation  of or interest in  Residential
Accredit Loans,  Inc., the Certificate  Administrator,  the Trustee  referred to below or GMAC Mortgage
Group, LLC or any of their  affiliates.  Neither this  Certificate nor the Underlying  Certificates (as defined  below)  are  guaranteed  or  insured  by any  governmental  agency  or  instrumentality  or by
Residential  Accredit Loans, Inc.  (hereinafter called the "Company," which term includes any successor entity under the  Agreement  referred to below),  the  Certificate  Administrator,  the Trustee or GMAC
Mortgage Group, LLC or any of their  affiliates.  Neither the Company,  the Certificate  Administrator,
GMAC Mortgage  Group,  LLC nor any of their  affiliates  will have any  obligation  with respect to any certificate or other obligation secured by or payable from payments on this Certificate.

         This certifies that CEDE & CO. is the registered  owner of the Percentage  Interest  evidenced by  this  Certificate  (obtained  by  dividing  the  Initial  Certificate  Principal  Balance  of  this
Certificate  by  the  aggregate   Initial   Certificate   Principal   Balance  of  all  Class  I-A-[__]
Certificates,  both as  specified  above) in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily of an interest in a portion of the  Residential  Accredit  Loans,  Inc.  Mortgage
Asset-Backed  Pass-Though  Certificates,  Series  2006-QS11,  Class I-A-2 and the Residential  Accredit
Loans,  Inc.  Mortgage  Asset-Backed  Pass-Through   Certificates,   Series  2006-QS12,  Class  II-A-15
(collectively,  the  "Underlying  Certificates").  The Trust  Fund was  created  pursuant  to the Trust
Agreement dated as specified above (the "Agreement") among the Company,  the Certificate  Administrator and Deutsche Bank Trust  Company  Americas,  as trustee and  supplemental  interest  trust trustee (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not  defined  herein,  the  capitalized  terms used  herein  have the  meanings  assigned in the
Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement  the  Holder of this  Certificate  by virtue of the  acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each month  or, if such  25th day is not a  Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing  as  described  in the  Agreement,  to the Person in whose name this
Certificate  is registered  at the close of business on the last Business Day of the month  immediately preceding the month of such  distribution  (the "Record Date"),  from the related Available Funds in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount
(of  interest  and  principal,  if any)  required  to be  distributed  to  Holders  of  Class  I-A-[__]
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made by the Certificate  Administrator  acting on behalf of the Trustee (by wire transfer or otherwise)  for the account of the Person  entitled  thereto if such  Person  shall  have so  notified  the  Certificate  Administrator,  or by check  mailed to the address of the Person  entitled  thereto,  as such name and  address  shall  appear on the  Certificate
Register.

         Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice  of the  pendency  of such  distribution  and  only  upon  presentation  and  surrender  of this
Certificate  at  the  office  or  agency  appointed  by the  Trustee  for  that  purpose.  The  Initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate  Principal
Balance  hereof will be reduced to the extent of  distributions  allocable to principal and any Class I
Loss Amounts allocable hereto.

         This Certificate is one of a duly authorized  issue of certificates  issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon.

         The Trust  Certificates are limited in right of payment to certain  distributions  made to the related Underlying Certificates, all as more specifically set forth herein and in the Agreement.

         As provided in the Agreement,  withdrawals from the Trust Certificate  Account created for the benefit  of  Certificateholders  may be made by the  Certificate  Administrator  from  time to time for purposes other than  distributions to  Certificateholders,  such purposes  including without limitation reimbursement  of certain  expenses  incurred  by the  Certificate  Administrator,  the  Company or the
Trustee.

         The  Agreement  permits,  with  certain  exceptions  therein  provided,  the  amendment of the
Agreement  and  the  modification  of the  rights  and  obligations  of the  Company,  the  Certificate
Administrator  and the  Trustee and the rights of the  Certificateholders  under the  Agreement  at any time by the Company,  the Certificate  Administrator and the Trustee with the consent of the Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage  Interests of each Class of Trust  Certificates  affected  thereby.  Any such consent by the Holder of this Certificate shall be conclusive  and  binding  on such  Holder and upon all future  holders of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent is made upon this  Certificate.  The  Agreement  also  permits the  amendment thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and, in certain  additional  circumstances,  without the consent of the Holders of certain  Classes of Trust
Certificates.

         As  provided  in the  Agreement  and subject to certain  limitations  therein  set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register  upon  surrender  of this
Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee in the
City and State of New York,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other  written  instrument  of  transfer  in form  satisfactory  to the  Trustee  and  the  Certificate
Registrar  duly  executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing, and  thereupon  one or more new Trust  Certificates  of authorized  denominations  evidencing  the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Trust  Certificates  are  issuable  only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the
Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.

         The Company,  the Certificate  Administrator,  the Trustee and the  Certificate  Registrar and
any agent of the Company, the Certificate  Administrator,  the Trustee or the Certificate Registrar may
treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all purposes, and  neither  the  Company,  the  Certificate  Administrator,  the  Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following the earlier of (i) the  maturity  or  other  liquidation  of the  last  Mortgage  Loan  subject  to the  Underlying
Certificates  or the  disposition  of all  property  acquired  upon  foreclosure  or  deed  in  lieu of foreclosure  of any  Mortgage  Loan and (ii) the  purchase by the Master  Servicer  from the trust fund relating to the Underlying  Certificates of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage  Loans,  thereby  effecting early  retirement of the Underlying  Certificates.
Each  Pooling  and  Servicing  Agreement  permits,  but does not  require,  the Master  Servicer to (i)
purchase at a price  determined  as provided in such  Pooling and  Servicing  Agreement  all  remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan or (ii)  purchase in whole, but not in part,  all of the  certificates  issued  by the  related  trust  from the  holders  thereof;
provided,  that any such option may only be exercised if the Pool Stated Principal  Balance (as defined in each Pooling and Servicing  Agreement) of the Mortgage Loans as of the Distribution  Date upon which the  proceeds  of any such  purchase  are  distributed  is less than ten  percent of the  Cut-off  Date
Principal Balance (as defined in the Pooling and Servicing Agreement) of the Mortgage Loans.

         Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the reverse hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

         Unless  the  certificate  of  authentication  hereon  has  been  executed  by the  Certificate
Registrar,  by manual  signature,  this  Certificate  shall not be entitled  to any  benefit  under the
Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February 8, 2008                          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                     as Trustee

                                                     By:______________________________
                                                              Authorized Signatory

                                     CERTIFICATE OF AUTHENTICATION

This is one of the Class I-A-[__] Certificates referred to in the within-mentioned Agreement.

                                                DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                     as Certificate Registrar

                                                     By:_____________________________________
                                                              Authorized Signatory

                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_______________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  a  Percentage
Interest evidenced by the within Mortgage Asset-Backed  Pass-Through  Certificate and hereby authorizes the transfer of  registration  of such  interest to assignee on the  Certificate  Register of the Trust
Fund.

         I (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a like denomination  and Class,  to the above named  assignee and deliver such  Certificate  to the  following address:

_______________________________________________________________________________________________________

                                                     ______________________________________________
                                                     Signature by or on behalf of assignor

                                                     ______________________________________________
                                                     Signature Guaranteed
Dated:

                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall be made, by wire transfer or otherwise,  in immediately  available  funds to  _______________________________________________________________________________________________ for
the account of ________________________________________________________________________________________
account number ____________________________________________________________, or, if mailed by check, to
_______________________________________________________________________________________________________

Applicable statements should be mailed to
_______________________________________________________________________________________________________

         This information is provided by _________________________________________________________, the
assignee named above, or ______________________________________ as its agent.

                                              EXHIBIT A-2

                                     FORM OF CLASS II CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A "REAL
ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,
A NEW YORK  CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE,  OR
PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS
IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH
OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER
USE HEREOF FOR VALUE OR  OTHERWISE  BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. 1                                            Adjustable Pass-Through Rate
Class II-A-[___] Senior

Date of Trust Agreement: February 8, 2008                    Percentage Interest: [___]%

Certificate Administrator:                                   Aggregate Initial  Certificate  Principal Balance of the
Residential Funding Company, LLC                             Class II-A[__] Certificates: $[_________]

First Distribution Date:                                     Initial   Certificate    Principal   Balance   of   this
February 25, 2008                                            Certificate: $[__________]

Assumed Final Distribution Date:                             CUSIP:
September 25, 2036

                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                            SERIES 2008-QR1

         Evidencing  a  percentage  interest  in the  distributions  allocable  to  the  Class
         II-A-[__]  Certificates  with respect to a Trust Fund consisting  primarily of senior classes  of  mortgage  asset-backed  pass-through  certificates  issued  by  a  trust established by RESIDENTIAL ACCREDIT LOANS, INC.

         This  Certificate  is payable  solely from certain assets of the Trust Fund (as defined in the
Agreement  referred to below),  and does not  represent  an  obligation  of or interest in  Residential
Accredit Loans,  Inc., the Certificate  Administrator,  the Trustee  referred to below or GMAC Mortgage
Group, LLC or any of their  affiliates.  Neither this  Certificate nor the Underlying  Certificates (as defined  below)  are  guaranteed  or  insured  by any  governmental  agency  or  instrumentality  or by
Residential  Accredit Loans, Inc.  (hereinafter called the "Company," which term includes any successor entity under the  Agreement  referred to below),  the  Certificate  Administrator,  the Trustee or GMAC
Mortgage Group, LLC or any of their  affiliates.  Neither the Company,  the Certificate  Administrator,
GMAC Mortgage  Group,  LLC nor any of their  affiliates  will have any  obligation  with respect to any certificate or other obligation secured by or payable from payments on this Certificate.

         This certifies that CEDE & CO. is the registered  owner of the Percentage  Interest  evidenced by  this  Certificate  (obtained  by  dividing  the  Initial  Certificate  Principal  Balance  of  this
Certificate  by  the  aggregate   Initial   Certificate   Principal  Balance  of  all  Class  II-A-[__]
Certificates,  both as  specified  above) in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily of an interest in a portion of the  Residential  Accredit  Loans,  Inc.  Mortgage
Asset-Backed  Pass-Though  Certificates,  Series  2006-QS11,  Class I-A-2 and the Residential  Accredit
Loans,  Inc.  Mortgage  Asset-Backed  Pass-Through   Certificates,   Series  2006-QS12,  Class  II-A-15
(collectively,  the  "Underlying  Certificates").  The Trust  Fund was  created  pursuant  to the Trust
Agreement dated as specified above (the "Agreement") among the Company,  the Certificate  Administrator and Deutsche Bank Trust  Company  Americas,  as trustee and  supplemental  interest  trust trustee (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not  defined  herein,  the  capitalized  terms used  herein  have the  meanings  assigned in the
Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement  the  Holder of this  Certificate  by virtue of the  acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each month  or, if such  25th day is not a  Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing  as  described  in the  Agreement,  to the Person in whose name this
Certificate  is registered  at the close of business on the last Business Day of the month  immediately preceding the month of such  distribution  (the "Record Date"),  from the related Available Funds in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount
(of  interest  and  principal,  if any)  required  to be  distributed  to  Holders  of Class  II-A-[__]
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made by the Certificate  Administrator  acting on behalf of the Trustee (by wire transfer or otherwise)  for the account of the Person  entitled  thereto if such  Person  shall  have so  notified  the  Certificate  Administrator,  or by check  mailed to the address of the Person  entitled  thereto,  as such name and  address  shall  appear on the  Certificate
Register.

         Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice  of the  pendency  of such  distribution  and  only  upon  presentation  and  surrender  of this
Certificate  at  the  office  or  agency  appointed  by the  Trustee  for  that  purpose.  The  Initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate  Principal
Balance hereof will be reduced to the extent of  distributions  allocable to principal and any Class II
Loss Amounts allocable hereto.

         This Certificate is one of a duly authorized  issue of certificates  issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon.

         The Trust  Certificates are limited in right of payment to certain  distributions  made to the related Underlying Certificates, all as more specifically set forth herein and in the Agreement.

         As provided in the Agreement,  withdrawals from the Trust Certificate  Account created for the benefit  of  Certificateholders  may be made by the  Certificate  Administrator  from  time to time for purposes other than  distributions to  Certificateholders,  such purposes  including without limitation reimbursement  of certain  expenses  incurred  by the  Certificate  Administrator,  the  Company or the
Trustee.

         The  Agreement  permits,  with  certain  exceptions  therein  provided,  the  amendment of the
Agreement  and  the  modification  of the  rights  and  obligations  of the  Company,  the  Certificate
Administrator  and the  Trustee and the rights of the  Certificateholders  under the  Agreement  at any time by the Company,  the Certificate  Administrator and the Trustee with the consent of the Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage  Interests of each Class of Trust  Certificates  affected  thereby.  Any such consent by the Holder of this Certificate shall be conclusive  and  binding  on such  Holder and upon all future  holders of this  Certificate  and of any
Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such  consent is made upon this  Certificate.  The  Agreement  also  permits the  amendment thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and, in certain  additional  circumstances,  without the consent of the Holders of certain  Classes of Trust
Certificates.

         As  provided  in the  Agreement  and subject to certain  limitations  therein  set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register  upon  surrender  of this
Certificate  for  registration  of transfer at the offices or agencies  appointed by the Trustee in the
City and State of New York,  duly  endorsed by, or  accompanied  by an  assignment in the form below or other  written  instrument  of  transfer  in form  satisfactory  to the  Trustee  and  the  Certificate
Registrar  duly  executed by the Holder hereof or such  Holder's  attorney duly  authorized in writing, and  thereupon  one or more new Trust  Certificates  of authorized  denominations  evidencing  the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Trust  Certificates  are  issuable  only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the
Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.

         The Company,  the Certificate  Administrator,  the Trustee and the  Certificate  Registrar and
any agent of the Company, the Certificate  Administrator,  the Trustee or the Certificate Registrar may
treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all purposes, and  neither  the  Company,  the  Certificate  Administrator,  the  Trustee nor any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following the earlier of (i) the  maturity  or  other  liquidation  of the  last  Mortgage  Loan  subject  to the  Underlying
Certificates  or the  disposition  of all  property  acquired  upon  foreclosure  or  deed  in  lieu of foreclosure  of any  Mortgage  Loan and (ii) the  purchase by the Master  Servicer  from the trust fund relating to the Underlying  Certificates of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage  Loans,  thereby  effecting early  retirement of the Underlying  Certificates.
Each  Pooling  and  Servicing  Agreement  permits,  but does not  require,  the Master  Servicer to (i)
purchase at a price  determined  as provided in such  Pooling and  Servicing  Agreement  all  remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan or (ii)  purchase in whole, but not in part,  all of the  certificates  issued  by the  related  trust  from the  holders  thereof;
provided,  that any such option may only be exercised if the Pool Stated Principal  Balance (as defined in each Pooling and Servicing  Agreement) of the Mortgage Loans as of the Distribution  Date upon which the  proceeds  of any such  purchase  are  distributed  is less than ten  percent of the  Cut-off  Date
Principal Balance (as defined in each Pooling and Servicing Agreement) of the Mortgage Loans.

         Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the reverse hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

         Unless  the  certificate  of  authentication  hereon  has  been  executed  by the  Certificate
Registrar,  by manual  signature,  this  Certificate  shall not be entitled  to any  benefit  under the
Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February 8, 2008                          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                     as Trustee

                                                     By:______________________________
                                                              Authorized Signatory

                                     CERTIFICATE OF AUTHENTICATION

This is one of the Class II-A-[__] Certificates referred to in the within-mentioned Agreement.

                                                DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                     as Certificate Registrar

                                                     By:______________________________________
                                                              Authorized Signatory

                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_______________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  a  Percentage
Interest evidenced by the within Mortgage Asset-Backed  Pass-Through  Certificate and hereby authorizes the transfer of  registration  of such  interest to assignee on the  Certificate  Register of the Trust
Fund.

         I (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a like denomination  and Class,  to the above named  assignee and deliver such  Certificate  to the  following address:

_______________________________________________________________________________________________________

                                                     _______________________________________________
                                                     Signature by or on behalf of assignor

                                                     _______________________________________________
                                                     Signature Guaranteed
Dated:

                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall be made, by wire transfer or otherwise,  in immediately  available  funds to  _______________________________________________________________________________________________ for
the account of ________________________________________________________________________________________
account number ____________________________________________________________, or, if mailed by check, to
_______________________________________________________________________________________________________

Applicable statements should be mailed to
_______________________________________________________________________________________________________

         This information is provided by _________________________________________________________, the
assignee named above, or ______________________________________ as its agent.

                                               EXHIBIT B

                                      FORM OF CLASS R CERTIFICATE

THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A NON-UNITED  STATES PERSON OR A DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST" IN A "REAL
ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS  CERTIFICATE  MAY BE MADE TO ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES  EITHER A
CERTIFICATION  PURSUANT TO SECTION 4.02(d) OF THE AGREEMENT OR AN OPINION OF COUNSEL  ACCEPTABLE TO AND
IN FORM AND  SUBSTANCE  SATISFACTORY  TO THE TRUSTEE TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS
CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT  CONSTITUTE OR RESULT IN ANY  NON-EXEMPT
PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS
AMENDED  ("ERISA"),  OR  SECTION  4975  OF  THE  CODE  (OR  COMPARABLE  PROVISIONS  OF  ANY  SUBSEQUENT
ENACTMENTS),  AND WILL NOT SUBJECT  THE  CERTIFICATE  ADMINISTRATOR,  THE COMPANY OR THE TRUSTEE TO ANY
OBLIGATION  OR  LIABILITY  (INCLUDING  OBLIGATIONS  OR  LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE
CODE) IN  ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL  SHALL NOT BE AN
EXPENSE OF THE CERTIFICATE ADMINISTRATOR, THE COMPANY OR THE TRUSTEE.

ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE  ONLY IF THE  PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE  CERTIFICATE  ADMINISTRATOR  AND THE TRUSTEE THAT (1)
SUCH  TRANSFEREE  IS NOT (A) THE  UNITED  STATES,  ANY  STATE OR  POLITICAL  SUBDIVISION  THEREOF,  ANY
POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING (OTHER THAN
AN  INSTRUMENTALITY  WHICH IS A CORPORATION  IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR
THE FHLMC,  A MAJORITY OF ITS BOARD OF  DIRECTORS  IS NOT SELECTED BY SUCH  GOVERNMENTAL  UNIT),  (B) A
FOREIGN GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE
FOREGOING,  (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES  DESCRIBED IN SECTION 521 OF
THE CODE) WHICH IS EXEMPT FROM THE TAX  IMPOSED BY CHAPTER 1 OF THE CODE  UNLESS SUCH  ORGANIZATION  IS
SUBJECT TO THE TAX  IMPOSED BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY SECTION 511 OF
THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D)  RURAL  ELECTRIC  AND  TELEPHONE  COOPERATIVES
DESCRIBED  IN SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER  SECTION
775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED  IN THE  FOREGOING  CLAUSES  (A),  (B),  (C), (D) OR (E)
BEING  HEREIN  REFERRED  TO AS A  "DISQUALIFIED  ORGANIZATION"),  OR (F)  AN  AGENT  OF A  DISQUALIFIED
ORGANIZATION,  (2) NO PURPOSE OF SUCH  TRANSFER IS TO IMPEDE THE  ASSESSMENT  OR  COLLECTION OF TAX AND
(3) SUCH TRANSFEREE  SATISFIES CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF
THE  PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION  IN  THE  CERTIFICATE  REGISTER  OR  ANY
TRANSFER,  SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF
A  DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED  TO BE OF NO LEGAL  FORCE OR EFFECT
WHATSOEVER  AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE  HEREUNDER,
INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS  CERTIFICATE.  EACH HOLDER OF THIS
CERTIFICATE  BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF
THIS PARAGRAPH.

Certificate No. [___]                                        0.00% Pass-Through Rate

Class R-[ ] Senior                                           Aggregate Initial Certificate
                                                             Principal Balance of the
Date of Trust Agreement:                                     Class R Certificates:
February 8, 2008                                             $100.00

First Distribution Date:                                     Initial Certificate Principal
February 25, 2008                                            Balance of this Certificate:
                                                             $[_____]
Certificate Administrator:
Residential Funding Company, LLC                             Percentage Interest:  [_____]%

Assumed Final Distribution Date:                             CUSIP:
August 25, 2036
                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                            SERIES 2008-QR1

         Evidencing  a  percentage  interest  in any  distributions  allocable  to the Class R
         Certificates  with respect to the Trust Fund  consisting  primarily of senior classes of mortgage asset-backed  pass-through  certificates issued by a trust established by
         RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from certain assets of the Trust Fund (as defined in the Agreement referred to below), and does not represent an obligation of or interest in
Residential Accredit Loans, Inc., the Certificate Administrator, the Trustee referred to below or
GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate nor the Underlying
Certificates (as defined below) are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below), the Certificate Administrator, the Trustee or GMAC Mortgage Group, LLC or any of their affiliates.  Neither the Company, the
Certificate Administrator, GMAC Mortgage Group, LLC nor any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on this Certificate.

                  This certifies that [_________________________] is the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate
Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all
Class R Certificates, both as specified above) in certain distributions with respect to the Trust
Fund consisting primarily of the Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through
Certificates, Series 2006-QS11, Class I-A-2  and the Residential Accredit Loans, Inc. Mortgage
Asset-Backed Pass-Through Certificates, Series 2006-QS12, Class II-A-15 (collectively, the
"Underlying Certificates").  The Trust Fund was created pursuant to the Trust Agreement dated as specified above (the "Agreement") among the Company, the Certificate Administrator and Deutsche Bank
Trust Company Americas, as trustee and supplemental interest trust trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This
Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the
"Distribution Date"), commencing as described in the Agreement, to the Person in whose name this
Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

                  Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any
Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee,
(ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this
Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a
Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the
Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the
Company may choose.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial
Certificate Principal Balance of this Certificate is set forth above.  The Certificate Principal
Balance hereof will be reduced to the extent of distributions allocable to principal and any Class I
Loss Amounts allocable hereto.  Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

                  No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an Opinion of Counsel addressed to the Trustee, the Company and the Certificate
Administrator, acceptable to and in form and substance satisfactory to the Trustee to the effect that the purchase or holding of such Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, or Section
4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the
Trustee, the Company or the Certificate Administrator to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Certificate Administrator or (ii) a representation letter, in the form as described in Section
4.02(d) of the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or
any Person (including an investment manager, a named fiduciary or a trustee of any Plan) who is using
"plan assets" of any Plan to effect such acquisition, within the meaning of U.S. Department of Labor regulation 29 C.F.R. 2510.3-101.

                  This Certificate is one of a duly authorized issue of the certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon.

                  The Trust Certificates are limited in right of payment to certain distributions made to the related Underlying Certificates.

                  As provided in the Agreement, withdrawals from the Trust Certificate Account created for the benefit of Certificateholders may be made by the Certificate Administrator from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement of certain expenses incurred by the Certificate Administrator, the Company or the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Certificate
Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Certificate Administrator and the Trustee with the consent of the Holders of
Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Trust Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Trust
Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this
Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the
Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Trust Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest will be issued to the designated transferee or transferees.

                  The Trust Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust
Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Certificate Administrator, the Trustee and the Certificate
Registrar and any agent of the Company, the Certificate Administrator, the Trustee or the Certificate
Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Certificate Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the
Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject to the
Underlying Certificates or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the trust fund relating to the Underlying Certificates of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Underlying Certificates.
Each Pooling and Servicing Agreement permits, but does not require, the Master Servicer to (i)
purchase at a price determined as provided in such Pooling and Servicing Agreement all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the certificates issued by the related trust from the holders thereof;
provided, that any such option may only be exercised if the Pool Stated Principal Balance (as defined in each Pooling and Servicing Agreement) of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date
Principal Balance (as defined in each Pooling and Servicing Agreement) of the Mortgage Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate
Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the
Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February 8, 2008                          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                     as Trustee

                                                 By:______________________________________________
                                                            Authorized Signatory

                                     CERTIFICATE OF AUTHENTICATION

This is one of the Class R-[  ] Certificates referred to in the within-mentioned Agreement.

                                                 DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                     as Certificate Registrar

                                                 By:______________________________________________
                                                            Authorized Signatory

                                              ASSIGNMENT

                  FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s) unto
___________________________________________________________________________ (Please  print or typewrite name and address including postal zip code of assignee) a Percentage  Interest  evidenced by the within
Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee and deliver such  Certificate  to the  following address:

Dated:                                               _____________________________________________
                                                     Signature by or on behalf of assignor

                                                     _____________________________________________
                                                            Signature Guaranteed

                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions  shall be made, by wire transfer or otherwise,  in immediately  available  funds to  _______________________________________________________________________________________________ for
the account of ________________________________________________________________________________________
account number ____________________________________________________________, or, if mailed by check, to
_______________________________________________________________________________________________________
Applicable statements should be mailed to _____________________________________________________________

         This information is provided by _________________________________________________________, the
assignee named above, or ______________________________________ as its agent.

                                                     EXHIBIT C-1

                                           TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                   )
                           )ss.
COUNTY OF                  )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1.       That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the
"Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the
State of __________________________________ ] [the United States], on behalf of which he makes this affidavit and agreement.

                  2.       That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and
775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii)
is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

                  3.       That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                  4.       That the Owner is aware of the tax imposed on a "pass-through entity"
holding Class R Certificates if either the pass-through entity is an electing large partnership under
Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity.  (For this purpose, a
"pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5.       The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in Section
7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

                  6.       The Owner hereby agrees that it will not cause income from the Class R
Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

                  7.       That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  8.       That the Owner has reviewed the restrictions set forth on the face of the
Class R Certificates and the provisions of Section 4.02(c) of the Trust Agreement under which the
Class R Certificates were issued.  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  9.       That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

                  10.      The Owner's Taxpayer Identification Number is  __________________________.

                  11.      This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates.  The Owner understands that the liabilities described herein relate only to the Class R Certificates.

                  12.      That no purpose of the Owner relating to the transfer of any of the Class R
Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation
Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as
Annex 1.

                  13.      That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

                  14.      That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

                  15.      The Owner is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of
1974, as amended ("ERISA"), or Section 4975 of the Code (a "Plan"), or an investment manager, named fiduciary or a trustee of any Plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its
corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this _____ day of
___________________________, 200__.

                                                     [NAME OF OWNER]

                                                     By:__________________________________
                                                            [Name of Officer]
                                                            [Title of Officer]
                  [Corporate Seal]

                  ATTEST:

___________________________________
[Assistant] Secretary

                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ____ day of _________________________, 200____.

                                                            _________________________________________
                                                            NOTARY PUBLIC

                                                     COUNTY OF____________________________________________
                                                     STATE OF_____________________________________________
                                                                My Commission expires the _____ day of ___
                                                     ________________________, 20__.

                                        ANNEX 1 TO EXHIBIT C-1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,
Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC
20224. Comments on the collection of information should be received by
September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue
Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation
requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the ``formula test,'' an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future
distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-
prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the
Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section
11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section
1274(d). This is a change from the proposed regulation and Rev. Proc.
2001-12. In those publications the provision stated that ``present values are computed using a discount rate equal to the applicable
Federal rate prescribed in section 1274(d) compounded semiannually''
and that ``[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party.'' The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury
Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and
the Federal short-term rate has been substituted for the applicable
Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August
19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of
FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August
19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.
This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the
Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5
U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson.
However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                              EXHIBIT C-2

                                    Form of Transferor Certificate

                                                           __________________________, 2___

Residential Accredit Loans, Inc.
One Meridian Crossings, Suite 100
Minneapolis, Minnesota 55423

Residential Funding Company, LLC
2255 N. Ontario Street, Suite 400
Burbank, California 91504-2130

Deutsche Bank Trust Company Americas
Corporate Trust Office
1761 East St. Andrew Place
Santa Ana, California 92705-4934

                  Re:      Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through
                           Certificates,
                           Series 2008-QR1 , Class R Certificates

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by ________ (the
"Seller") to (the "Purchaser") of a     % Percentage Interest in Residential Accredit Loans, Inc.,
Mortgage Asset-Backed Pass-Through Certificates, Series 2008-QR1 , Class R (the "Certificates"),
pursuant to Section 4.02 of the Trust Agreement (the "Trust Agreement"), dated as of February 8, 2008 among Residential Accredit Loans, Inc., as depositor (the "Company"), Residential Funding Company,
LLC, as certificate administrator (the "Certificate Administrator") and Deutsche Bank Trust Company
Americas, as trustee (the "Trustee") and supplemental interest trust trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  1.       No purpose of the Seller relating to transfer of the Certificate by the
Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2.       The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Trust Agreement as Exhibit C-1.  The
Seller does not know or believe that any representation contained therein is false.

                  3.       The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                  4.       The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations
Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the
Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate the Purchaser will not continue to pay its debts as they become due in the future.  The
Seller understands that the transfer of the Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  5.       Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The
Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                                     Very truly yours,

                                                     By:________________________________
                                                     Name:
                                                     Title:

                                              EXHIBIT D-1

                         RALI Series 2006-QS11 Pooling and Servicing Agreement

EXECUTION COPY

===================================================================================================================

                                         RESIDENTIAL ACCREDIT LOANS, INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                                      Trustee

                                                SERIES SUPPLEMENT,

                                            DATED AS OF AUGUST 1, 2006,

                                                        TO

                                                 STANDARD TERMS OF
                                          POOLING AND SERVICING AGREEMENT
                                             dated as of March 1, 2006

                                  Mortgage Asset-Backed Pass-Through Certificates

                                                 Series 2006-QS11

===================================================================================================================

         Section  2.03       Representations, Warranties and Covenants of the Master Servicer and the
                             Company............................................................................28

         Section  2.04       Representations and Warranties of Sellers.(See Section 2.04 of the Standard
                             Terms).............................................................................33

         Section  2.05       Execution and Authentication of Certificates/Issuance of Certificates
                             Evidencing Interests in REMIC I Certificates.......................................33

         Section  2.06       Conveyance of Uncertificated REMIC I Regular Interests; Acceptance by the

         Section 3.02        Subservicing Agreements Between Master Servicer and Subservicers;
                             Enforcement of Subservicers' and Sellers' Obligations. (See Section 3.02 of
                             the Standard Terms)................................................................35

         Section 3.03        Successor Subservicers. (See Section 3.03 of the Standard  Terms)..................35

         Section 3.04        Liability of the Master Servicer. (See Section 3.04 of the Standard Terms).........35

         Section 3.05        No Contractual Relationship Between Subservicer and Trustee or
                             Certificateholders. (See Section 3.05 of the Standard Terms).......................35

         Section 3.06        Assumption or Termination of Subservicing Agreements by Trustee. (See
                             Section 3.06 of the Standard Terms)................................................35

         Section 3.07        Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                             Account. (See Section 3.07 of the Standard Terms)..................................35

         Section 3.08        Subservicing Accounts; Servicing Accounts. (See Section 3.08 of the
                             Standard Terms)....................................................................35

         Section 3.09        Access to Certain Documentation and Information Regarding the Mortgage
                             Loans. (See Section 3.09 of the Standard Terms)....................................35

         Section 3.10        Permitted Withdrawals from the Custodial Account. (See Section 3.10 of the
                             Standard Terms)....................................................................35

         Section 3.11        Maintenance of the Primary Insurance Policies; Collections Thereunder. (See
                             Section 3.11 of the Standard Terms)................................................35

         Section 3.12        Maintenance of Fire Insurance and Omissions and Fidelity Coverage. (See
                             Section 3.12 of the Standard Terms) ...............................................35

         Section 3.13        Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;
                             Certain Assignments. (See Section 3.13 of the Standard Terms)......................35

         Section 3.14        Realization Upon Defaulted Mortage Loans. (See Section 3.14 of the Standard
                             Terms).............................................................................35

         Section 3.15        Trustee to Cooperate; Release of Custodial Files. .................................36

         Section 3.16        Servicing and Other Compensation; Compensating Interest. (See Section 3.16
                             of the Standard Terms).............................................................37

         Section 3.17        Reports to the Trustee and to the Company. (See Section 3.17 of the
                             Standard Terms)....................................................................37

         Section 3.18        Annual Statement as to Compliance and Servicing Assessment. (See Section
                             3.18 of the Standard Terms)........................................................37

         Section 3.19        Annual Independent Public Accountants' Servicing Report. (See Section 3.19
                             of the Standard Terms).............................................................37

         Section 3.20        Rights of the Company in Respect of the Master Servicer. (See Section 3.20

         Section  4.03       Statements to Certificateholders; Statements to the Rating Agencies;
                             Exchange Act Reporting. (See Section 4.03 of the Standard Terms)...................47

         Section  4.04       Distribution of Reports to the Trustee and the Company; Advances by the
                             Master Servicer. (See Section 4.04 of the Standard Terms)..........................47

         Section  4.05       Allocation of Realized Losses......................................................48

         Section  4.06       Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section
                             4.06 of the Standard Terms)........................................................49

         Section  4.07       Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the

         Section  6.01       Respective Liabilities of the Company and the Master Servicer. (See Section
                             6.01 of the Standard Terms)........................................................51

         Section  6.02       Merger or Consolidation of the Company or Master Servicer; Assignment of
                             Rights and Delegation of Duties by the Master Servicer.............................51

         Section  6.03       Limitation on Liability of the Company, Master Servicer and Others.  (See
                             Section 6.03 of the Standard Terms)................................................51

         Section  6.04       Company and Master Servicer Not to Resign.  (See Section 6.04 of the

         Section  8.02       Certain Matters Affecting the Trustee (See Section 8.02 of the Standard
                             Terms).............................................................................53

         Section  8.03       Trustee Not Liable for Certificates or Mortgage Loans.  (See Section 8.03
                             of the Standard Terms).............................................................53

         Section  8.04       Trustee May Own Certificates.  (See Section 8.04 of the Standard Terms)............53

         Section  8.05       Master Servicer to Pay Trustee's Fees and Expenses; Indemnification. (See
                             Section 8.05 of the Standard Terms)................................................53

         Section  8.06       Eligibility Requirements for Trustee (See Section 8.06 of the Standard
                             Terms).............................................................................53

         Section  8.07       Resignation and Removal of Trustee.  (See Section 8.07 of the Standard

         Section  8.10       Appointment of Co-Trustee or Separate Trustee (See Section 8.10 of the
                             Standard Terms)....................................................................54

         Section  8.11       Appointment of Custodian...........................................................54

         Section  8.12       Appointment of Office or Agency.  (See Section 8.12 of the Standard Terms).........54

ARTICLE IX            TERMINATION OR OPTIONAL PURCHASE OF
                      ALL CERTIFICATES..........................................................................55

         Section  9.01       Optional Purchase by the Master Servicer of all Certificates; Termination
                             Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans..........55

         Section  9.02       Additional Termination Requirements.  (See Section 9.02 of the Standard

         Section  10.02      Master Servicer; REMIC Administrator and Trustee Indemnification. (See
                             Section 10.02 of the Standard Terms)...............................................59

         Section  10.03      Designation of REMICs..............................................................59

         Section  10.04      Distributions on the Uncertificated REMIC I Regular Interests and the

         Section  11.02      Recordation of Agreement;  Counterparts. (See Section 11.02 of the Standard
                             Terms).............................................................................62

         Section  11.03      Limitation on Rights of Certificateholders (See Section 11.03 of the
                             Standard Terms)....................................................................62

         Section  11.04      Governing Law. (See Section 11.04 of the Standard Terms)...........................62

         Section  11.05      Notices............................................................................62

         Section  11.06      Required Notices to Rating Agency and Subservicer. (See Section 11.06 of
                             the Standard Terms)................................................................63

         Section  11.07      Severability of Provisions. (See Section 11.07 of the Standard Terms)..............63

         Section  11.08      Supplemental Provisions for Resecuritization. (See Section 11.08 of the
                             Standard Terms)....................................................................63

         Section  11.09      Allocation of Voting Rights........................................................63

         Section  11.10      No Petition........................................................................63

                                                     EXHIBITS

Exhibit One-I & One-II:    Mortgage Loan Schedule (Group I Loans)
                           Mortgage Loan Schedule (Group II Loans)
Exhibit Two-I:             Schedule of Discount Fractions for Group I Loans
Exhibit Two-II:            Schedule of Discount Fractions for Group II Loans
Exhibit Three:             Information to be Included in
                           Monthly Distribution Date Statement
Exhibit Four:              Standard Terms of Pooling and Servicing
                           Agreement Dated as of March 1, 2006

         This is a Series Supplement,  dated as of August 1, 2006 (the "Series Supplement"),  to the Standard Terms
of Pooling and Servicing  Agreement,  dated as of March 1, 2006 and attached as Exhibit Four hereto (the  "Standard
Terms" and,  together with this Series  Supplement,  the "Pooling and Servicing  Agreement" or "Agreement"),  among
RESIDENTIAL  ACCREDIT  LOANS,  INC.,  as the company  (together  with its  permitted  successors  and assigns,  the
"Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master  servicer  (together  with its permitted  successors and assigns,  the  "Master  Servicer"),  and  DEUTSCHE  BANK TRUST  COMPANY  AMERICAS,  as Trustee  (together  with its permitted successors and assigns, the "Trustee").

                                              PRELIMINARY STATEMENT:

         The  Company  intends  to  sell  mortgage  asset-backed  pass-through  certificates   (collectively,   the
"Certificates"),  to be issued  hereunder in multiple  classes,  which in the  aggregate  will  evidence the entire beneficial  ownership  interest  in the  Mortgage  Loans  (as  defined  herein).  As  provided  herein,  the  REMIC
Administrator  will make an election to treat the entire  segregated pool of assets  described in the definition of
Trust Fund, and subject to this Agreement  (including the Mortgage  Loans),  exclusive of amounts on deposit in the
Initial  Monthly  Payment Fund,  as two real estate  mortgage  investment  conduits  (each,  a "REMIC") for federal income tax purposes.

         The terms and provisions of the Standard Terms are hereby  incorporated by reference  herein as though set forth in full herein.  If any term or provision  contained  herein shall conflict with or be inconsistent  with any provision  contained in the Standard Terms, the terms and provisions of this Series  Supplement  shall govern.  All capitalized  terms not  otherwise  defined  herein shall have the meanings  set forth in the  Standard  Terms.  The
Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

         The following table sets forth the designation,  type,  Pass-Through Rate,  aggregate Initial  Certificate
Principal Balance,  Maturity Date,  initial ratings and certain features for each Class of Certificates  comprising the interests in the Trust Fund created hereunder.

                                   AGGREGATE
                                    INITIAL
                  PASS-THROUGH    CERTIFICATE                                     MATURITY        FITCH/MINIMUM
  DESIGNATION        RATE      PRINCIPAL BALANCE  FEATURES(1)                       DATE           MOODY'S/S&P      DENOMINATIONS(2)
     I-A-1           6.50%        $347,046,000.00      Senior/Accretion       August 25, 2036      AAA/Aaa/AAA            $25,000.00
                                                     Directed/Fixed Rate
     I-A-2           6.00%        $155,758,000.00     Senior/Fixed Rate       August 25, 2036      AAA/Aaa/AAA            $25,000.00
     I-A-3           6.50%         $26,971,000.00 Senior/Super Senior/Fixed   August 25, 2036      AAA/Aaa/AAA            $25,000.00
                                                             Rate
     I-A-4           6.50%         $67,838,000.00        Senior/Super         August 25, 2036      AAA/Aaa/AAA            $25,000.00
                                                  Senior/Lockout/Fixed Rate
     I-A-5           6.50%         $20,740,000.00 Senior/Accrual/Fixed Rate   August 25, 2036      AAA/Aaa/AAA            $25,000.00
     I-A-6           6.50%          $3,556,000.00       Senior/Senior         August 25, 2036      AAA/Aa1/AAA            $25,000.00
                                                  Support/Lockout/Fixed Rate
     I-A-7           6.50%                  $0.00(3)   Senior/Interest        August 25, 2036      AAA/Aaa/AAA         $2,000,000.00
                                                       Only/Fixed Rate
     I-A-8           6.00%         $42,284,000.00     Senior/Fixed Rate       August 25, 2036      AAA/Aaa/AAA            $25,000.00
     II-A-1          6.50%         $34,821,000.00     Senior/Fixed Rate       August 25, 2036      AAA/Aaa/AAA            $25,000.00
      A-P            0.00%          $5,521,342.35   Senior/Principal Only     August 25, 2036      AAA/Aaa/AAA            $25,000.00
      A-V          Variable                 $0.00(5)Senior/Interest Only/     August 25, 2036      AAA/Aaa/AAA         $2,000,000.00
                  Rate(4)                               Variable Rate
      R-I            6.50%                $100.00 Senior/Residual/Fixed Rate  August 25, 2036      AAA/Aaa/AAA                 (6)
      R-II           6.50%                $100.00 Senior/Residual/Fixed Rate  August 25, 2036      AAA/Aaa/AAA                 (7)
      M-1            6.50%         $25,176,400.00    Mezzanine/Fixed Rate     August 25, 2036        AA/NA/NA             $25,000.00
      M-2            6.50%          $7,139,300.00    Mezzanine/Fixed Rate     August 25, 2036        A/NA/NA             $250,000.00
      M-3            6.50%          $5,636,300.00    Mezzanine/Fixed Rate     August 25, 2036       BBB/NA/NA            $250,000.00
      B-1            6.50%          $3,381,800.00   Subordinate/Fixed Rate    August 25, 2036        BB/NA/NA            $250,000.00
      B-2            6.50%          $3,006,000.00   Subordinate/Fixed Rate    August 25, 2036        B/NA/NA             $250,000.00
      B-3            6.50%          $2,630,362.27   Subordinate/Fixed Rate    August 25, 2036        NA/NA/NA            $250,000.00

_________
(1)  The Certificates, other than the Class B and Class R Certificates, shall be
     Book-Entry  Certificates.  The  Class B and Class R  Certificates  shall be delivered to the holders thereof in physical form.

(2)  The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar  denominations as indicated above (by Certificate  Principal
     Balance or Notional Amount, as applicable) and integral multiples of $1 (or
     $1,000 in the case of the Class  A-P,  Class  B-1,  Class B-2 and Class B-3
     Certificates) in excess thereof,  except that one Certificate of any of the
     Class A-P,  Class B-1 and Class B-3  Certificates  that  contains an uneven multiple of $1,000  shall be issued in a  denomination  equal to the sum of the related minimum  denomination  set forth above and such uneven multiple for such Class or the sum of such  denomination and an integral multiple of
     $1,000.

(3)  The Class I-A-7  Certificates do not have a Certificate  Principal Balance.
     For the purpose of  calculating  interest  payments,  interest on the Class
     I-A-7  Certificates  will  accrue  on  a  notional  amount  equal  to  1/13 multiplied  by the  aggregate  Certificate  Principal  Balance of the Class
     I-A-2  Certificates and Class I-A-8  Certificates  immediately prior to the related Distribution Date.

(4)  The initial Pass-Through Rate on the Class A-V Certificates is 0.3973%.

(5)  The Class A-V Certificates do not have a principal balance. For the purpose of calculating interest payments, interest will accrue on a notional amount equal to the aggregate stated principal balance of the mortgage loans.

(6)  Each  class of the  Class R  Certificates  shall  be  issuable  in  minimum denominations  of  not  less  than  a 20%  Percentage  Interest;  provided, however, that one Class R Certificate of each Class will be issuable to

Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e)
in a minimum  denomination  representing a Percentage  Interest of not less than
0.01%.

         The Group I Loans have an  aggregate  principal  balance as of the Cut-off  Date of  $713,940,004.75.  The
Group II Loans have an aggregate  principal  balance as of the Cut-off Date of  $37,565,699.87.  The Mortgage Loans
have an aggregate principal balance as of the Cut-off Date of $751,505,704.62.

         In consideration  of the mutual  agreements  herein  contained,  the Company,  the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                    DEFINITIONS

Section  1.01     Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accretion  Termination  Date: The earlier to occur of (i) the  Distribution  Date on which the Certificate
Principal  Balance of the Class I-A-1  Certificates has been reduced to zero and (ii) the Credit Support  Depletion
Date.

         Accrual Certificates:  The Class I-A-5 Certificates.

         Accrual  Distribution  Amount:  With respect to any Distribution  Date prior to the Accretion  Termination
Date, an amount equal to the amount of Accrued  Certificate  Interest on the Class I-A-5 Certificates that is added to the  Certificate  Principal  Balance of the Class  I-A-5  Certificates  on such  Distribution  Date  pursuant to
Section 4.02(k).

         Aggregate  Available  Distribution  Amount:  With respect to a Distribution Date, the sum of the Available
Distribution Amounts for both Loan Groups for such Distribution Date.

         Aggregate  Senior  Interest  Distribution  Amount:  With respect to a  Distribution  Date,  the sum of the
Senior Interest Distribution Amounts for both Loan Groups for such Distribution Date.

         Aggregate  Senior  Principal  Distribution  Amount:  With respect to a  Distribution  Date, the sum of the
Senior Principal Distribution Amounts for both Loan Groups for such Distribution Date.

         Assignment  Agreement and Amendment of Security  Instrument:  With respect to a Sharia  Mortgage Loan, the agreement between the consumer and the co-owner  pursuant to which all of the co-owner's  interest as a beneficiary under the related Sharia  Mortgage Loan Security  Instrument and the co-owner's  interest in the related  Mortgaged
Property  is  conveyed  to a  subsequent  owner,  which  may  take  the form of an  "Assignment  Agreement"  and an
"Amendment  of  Security  Instrument"  or an  "Assignment  Agreement  and  Amendment  of Security  Instrument",  as
applicable.

         Available  Distribution  Amount:  As to any Distribution  Date and each Loan Group, an amount equal to (a)
the sum of (i) the amount  relating to the Mortgage  Loans on deposit in the  Custodial  Account as of the close of business on the  immediately  preceding  Determination  Date,  including  any  Subsequent  Recoveries,  and amounts deposited in the Custodial  Account in connection  with the  substitution of Qualified  Substitute  Mortgage Loans,
(ii) the amount of any Advance made on the  immediately  preceding  Certificate  Account  Deposit  Date,  (iii) any amount  deposited in the  Certificate  Account on the related  Certificate  Account  Deposit  Date  pursuant to the second  paragraph of Section  3.12(a),  (iv) any amount  deposited in the Certificate  Account  pursuant to Section
4.07,  (v) any amount that the Master  Servicer is not  permitted  to withdraw  from the  Custodial  Account or the
Certificate  Account  pursuant to Section  3.16(e),  (vi) any amount received by the Trustee pursuant to the Surety
Bond in respect of such  Distribution  Date,  (vii) the  proceeds  of any  Pledged  Assets  received  by the Master
Servicer  and (viii) any  additional  amounts to be  included  with  respect  to such Loan  Group,  as  applicable, pursuant  to Section  4.02(i),  reduced by (b) the sum as of the close of  business  on the  immediately  preceding
Determination  Date of (w) aggregate  Foreclosure  Profits,  (x) the Amount Held for Future  Distribution,  and (y)
amounts  permitted to be withdrawn by the Master  Servicer  from the  Custodial  Account in respect of the Mortgage
Loans in the related Loan Group pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

         Bankruptcy  Amount:  As of any date of determination  prior to the first  anniversary of the Cut-off Date, an amount  equal to the  excess,  if any,  of (A)  $395,022  over (B) the  aggregate  amount of  Bankruptcy  Losses allocated  solely to one or more specific  Classes of  Certificates  in accordance with Section 4.05 of this Series
Supplement.  As of any date of  determination  on or after the first  anniversary  of the Cut-off  Date,  an amount equal to the excess, if any, of

                  (1) the  lesser  of (a) the  Bankruptcy  Amount  calculated  as of the close of  business  on the
         Business Day  immediately  preceding the most recent  anniversary of the Cut-off Date  coinciding  with or preceding such date of  determination  (or, if such date of determination is an anniversary of the Cut-off
         Date,  the  Business  Day  immediately  preceding  such  date  of  determination)  (for  purposes  of this definition, the "Relevant Anniversary") and (b) the greatest of:

                           (A)      (i) if the aggregate  principal  balance of the Non-Primary  Residence Loans as of the  Relevant  Anniversary  is less than 10% of the Stated  Principal  Balance of the Mortgage
                  Loans as of the Relevant  Anniversary,  $0.00, or (ii) if the aggregate  principal balance of the
                  Non-Primary  Residence  Loans as of the Relevant  Anniversary  is equal to or greater than 10% of the Stated  Principal  Balance of the Mortgage Loans as of the Relevant  Anniversary,  the sum of
                  (I) the aggregate  principal  balance of the  Non-Primary  Residence  Loans with a  Loan-to-Value
                  Ratio of greater than 80.00% but less than or equal to 90.00% (other than  Additional  Collateral
                  Loans),  times 0.25%,  (II) the aggregate  principal  balance of the Non-Primary  Residence Loans with a  Loan-to-Value  Ratio of greater than 90.00% but less than or equal to 95.00%  (other than
                  Additional  Collateral  Loans),  times 0.50%,  and (III) the aggregate  principal  balance of the
                  Non-Primary  Residence  Loans with a  Loan-to-Value  Ratio of greater  than  95.00%  (other  than
                  Additional Collateral Loans) times 0.75%, in each case as of the Relevant Anniversary;

                           (B)      the  greater  of (i)  the  product  of  (x)  an  amount  equal  to the  largest difference in the related  Monthly  Payment for any  Non-Primary  Residence Loan remaining in the
                  Mortgage  Pool (other  than  Additional  Collateral  Loans)  which had an original  Loan-to-Value
                  Ratio of 80% or greater  that would  result if the Net  Mortgage  Rate  thereof  was equal to the weighted  average  (based on the  principal  balance  of the  Mortgage  Loans as of the  Relevant
                  Anniversary)  of the Net  Mortgage  Rates of all Mortgage  Loans as of the  Relevant  Anniversary
                  less 1.25% per annum, (y) a number equal to the weighted average  remaining term to maturity,  in months,  of all  Non-Primary  Residence  Loans  remaining in the Mortgage Pool as of the Relevant
                  Anniversary,  and (z) one plus the  quotient  of the number of all  Non-Primary  Residence  Loans remaining in the Mortgage Pool divided by the total number of  Outstanding  Mortgage Loans in the
                  Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000; and

                           (C)      the  greater of (i) 0.0006  times the  aggregate  principal  balance of all the
                  Mortgage  Loans in the  Mortgage  Pool as of the  Relevant  Anniversary  having  a  Loan-to-Value
                  Ratio  (other  than  Additional  Collateral  Loans) at  origination  which  exceeds  75% and (ii)
                  $100,000,

                  over (2) the  aggregate  amount of  Bankruptcy  Losses  allocated  solely to one or more specific
         Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

         The Bankruptcy  Amount may be further reduced by the Master Servicer  (including  accelerating  the manner in which such  coverage  is reduced)  provided  that prior to any such  reduction,  the Master  Servicer  shall (i)
obtain written  confirmation  from each Rating Agency that such reduction  shall not reduce the rating  assigned to any Class of Certificates by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the  Closing  Date by such  Rating  Agency  and (ii)  provide  a copy of such  written confirmation to the Trustee.

         Capitalization  Reimbursement  Amount:  As to any Distribution  Date and Loan Group the amount of Advances or Servicing  Advances  that were added to the Stated  Principal  Balance of the Mortgage  Loans in such Loan Group during  the prior  calendar  month  and  reimbursed  to the  Master  Servicer  or  Subservicer  on or prior to such
Distribution  Date  pursuant to Section  3.10(a)(vii),  plus the  related  Capitalization  Reimbursement  Shortfall
Amount  remaining  unreimbursed  from any  prior  Distribution  Date  and  reimbursed  to the  Master  Servicer  or
Subservicer on or prior to such Distribution Date.

         Capitalization  Reimbursement  Shortfall  Amount:  As to any Distribution Date and Loan Group, the amount, if any, by which the amount of Advances or Servicing  Advances that were added to the Stated  Principal  Balance of the  Mortgage  Loans in such Loan  Group  during the  preceding  calendar  month  exceeds  the amount of  principal payments on the Mortgage Loans included in the Available  Distribution  Amount for that Loan Group and Distribution
Date.

         Certificate:  Any Class I-A-1,  Class I-A-2,  Class I-A-3,  Class I-A-4,  Class I-A-5,  Class I-A-6, Class
I-A-7,  Class I-A-8,  Class II-A-1,  Class A-V, Class A-P, Class R-I, Class R-II,  Class M-1, Class M-2, Class M-3,
Class B-1, Class B-2 and Class B-3 Certificates.

         Certificate  Account:  The separate  account or accounts  created and maintained  pursuant to Section 4.01 of the Standard Terms,  which shall be entitled  "Deutsche Bank Trust Company  Americas,  as trustee,  in trust for the registered  holders of Residential  Accredit Loans,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
Series 2006-QS11" and which must be an Eligible Account.

         Certificate  Group:  With  respect to Loan Group I, the Group I Senior  Certificates,  and with respect to
Loan Group II,  the Group II Senior Certificates.

         Certificate Policy:  None.

         Class I-A  Certificates:  The Class I-A-1,  Class  I-A-2,  Class I-A-3,  Class I-A-4,  Class I-A-5,  Class
I-A-6, Class I-A-7 and Class I-A-8 Certificates.

         Class I-A  Percentage:  With respect to any  Distribution  Date,  the  percentage  equal to the  aggregate
Certificate  Principal  Balance of the Group I Senior  Certificates  immediately  prior to that  Distribution  Date divided by the  aggregate  Stated  Principal  Balance of all of the Mortgage  Loans in Loan Group I, other than the
Discount  Fraction of the Discount  Mortgage Loans in Loan Group I, immediately  prior to that  Distribution  Date.
The Class I-A Percentage will initially equal approximately 93.70% and will in no event exceed 100%.

         Class II-A Certificates:  The Class II-A-1 Certificates.

         Class II-A  Percentage:  With respect to any  Distribution  Date,  the  percentage  equal to the aggregate
Certificate  Principal  Balance of the Group II Senior  Certificates  immediately  prior to that  Distribution Date divided by the aggregate  Stated  Principal  Balance of all of the Mortgage  Loans in Loan Group II, other than the
Discount  Fraction of the Discount Mortgage Loans in Loan Group II,  immediately  prior to that Distribution  Date.
The Class II-A Percentage will initially equal approximately 93.68% and will in no event exceed 100%.

         Class B Certificates: The Class B-1, Class B-2 and Class B-3 Certificates.

         Class M Certificates: The Class M-1, Class M-2 and Class M-3 Certificates.

         Class R Certificate: Any one of the Class R-I Certificates and Class R-II Certificates.

         Class R-I  Certificate:  Any one of the Class R-I Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class  R-II  Certificate:   Any  one  of  the  Class  R-II  Certificates   executed  by  the  Trustee  and
authenticated  by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

         Closing Date:  August 30, 2006.

         Compensating  Interest:  With  respect to any  Distribution  Date and each Loan  Group an amount  equal to
Prepayment  Interest Shortfalls  resulting from Principal  Prepayments in Full during the related Prepayment Period and  Curtailments  during the prior calendar month and included in the Available  Distribution  Amount for the such
Loan Group on such  Distribution  Date, but not more than the lesser of (a)  one-twelfth of 0.125% of the aggregate
Stated Principal  Balance of the Mortgage Loans in the related Loan Group  immediately  preceding such Distribution
Date and (b) the sum of the  Servicing  Fee and all income and gain on amounts  held in the  Custodial  Account and the  Certificate  Account and payable to the  Certificateholders  with respect to the Mortgage Loans in the related
Loan Group and such  Distribution  Date;  provided that for purposes of this definition the amount of the Servicing
Fee will not be reduced  pursuant to Section  7.02(a)  except as may be required  pursuant to the last  sentence of such Section.

         Corporate  Trust  Office:  The  principal  office  of the  Trustee  at  which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution  of this  instrument  is  located  at 1761 East St.  Andrew  Place,  Santa  Ana,  California  92705-4934,
Attention: Residential Funding Corporation Series 2006-QS11.

         Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be delivered to the
Trustee or Custodian pursuant to Section 2.01(b) of this Agreement.

         Cut-off Date:  August 1, 2006.

         Determination  Date:  With  respect  to any  Distribution  Date,  the  second  Business  Day prior to each
Distribution Date.

         Discount Net Mortgage Rate:  6.50% per annum.

         Due Period:  With respect to each  Distribution  Date, the calendar month in which such  Distribution Date occurs.

         Eligible  Funds:  With respect to any  Distribution  Date and Loan Group,  such Loan Group's portion of an amount that is  allocated  among the Loan  Groups pro rata,  based on the  aggregate  unpaid  Class A-P  Collection
Shortfalls  for each Loan Group,  which amount is equal to the excess of (a) the Aggregate  Available  Distribution
Amount over (b) the sum of (i) the  Aggregate  Senior  Interest  Distribution  Amount,  (ii) the  Aggregate  Senior
Principal  Distribution Amount (determined  without regard to Section  4.02(a)(ii)(Z)(D)  hereof),  (iii) the Class
A-P Principal  Distribution  Amount for Loan Group I and Loan Group II (determined  without regard to clause (E) of the definition of Class A-P Principal  Distribution  Amount) and (iv) the aggregate  amount of Accrued  Certificate
Interest on the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates.
         Excess  Subordinate  Principal  Amount:  With respect to any  Distribution  Date on which the  Certificate
Principal  Balance of the Class of Subordinate  Certificates  then  outstanding  with the Lowest  Priority is to be reduced to zero and on which Realized Losses are to be allocated to such Class or Classes,  the excess,  if any, of
(i) the  amount  that  would  otherwise  be  distributable  in  respect  of  principal  on such class or classes of
Certificates  on such  Distribution  Date over (ii) the excess,  if any,  of the  aggregate  Certificate  Principal
Balance of such Class or Classes of Certificates  immediately  prior to such  Distribution  Date over the aggregate amount of Realized Losses to be allocated to such Classes of Certificates on such  Distribution  Date as reduced by any amount  calculated  pursuant to clause (E) of the definition of Class A-P Principal  Distribution  Amount.  The
Excess  Subordinate  Principal  Amount will be allocated  between the Loan Groups on a pro rata basis in accordance with the amount of Realized Losses on the Mortgage Loans in each Loan Group  allocated to the  Certificates on that
Distribution Date.

         Fraud Loss  Amount:  As of any date of  determination  after the  Cut-off  Date,  an amount  equal to: (X)
prior to the  first  anniversary  of the  Cut-off  Date an  amount  equal to  3.00%  of the  aggregate  outstanding principal  balance of all of the Mortgage  Loans as of the Cut-off Date minus the aggregate  amount of Fraud Losses allocated  solely to one or more specific  Classes of  Certificates  in accordance with Section 4.05 of this Series
Supplement since the Cut-off Date up to such date of determination,  (Y) from the first to, but not including,  the second  anniversary  of the Cut-off  Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent  anniversary of the Cut-off Date and (b) 2.00% of the aggregate  outstanding  principal  balance of all of the  Mortgage  Loans as of the most recent  anniversary  of the Cut-off Date minus (2) the  aggregate  amount of
Fraud Losses  allocated  solely to one or more specific  Classes of  Certificates  in accordance  with Section 4.05 since the most recent  anniversary  of the Cut-off Date up to such date of  determination,  and (Z) from the second to, but not  including,  the fifth  anniversary  of the Cut-off  Date, an amount equal to (1) the lesser of (a) the
Fraud  Loss  Amount  as of the  most  recent  anniversary  of the  Cut-off  Date  and (b)  1.00%  of the  aggregate outstanding  principal  balance of all of the Mortgage Loans as of the most recent  anniversary of the Cut-off Date minus (2) the aggregate  amount of Fraud Losses  allocated  solely to one or more specific  Classes of Certificates in  accordance  with  Section  4.05  since  the most  recent  anniversary  of the  Cut-off  Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

         The Fraud Loss Amount may be further reduced by the Master  Servicer  (including  accelerating  the manner in which such  coverage  is reduced)  provided  that prior to any such  reduction,  the Master  Servicer  shall (i)
obtain written  confirmation  from each Rating Agency that such reduction  shall not reduce the rating  assigned to any Class of Certificates by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the  Closing  Date by such  Rating  Agency  and (ii)  provide  a copy of such  written confirmation to the Trustee.

         Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

         Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

         Group I Senior  Certificates:  The Class I-A-1,  Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class
I-A-6,  Class I-A-7,  Class I-A-8 and Class R-I  Certificates,  which relate to and are payable  primarily from the
Group I Loans.

         Group II Senior Certificates:  The Class II-A-1 Certificates and Class R-II Certificates,  which relate to and are payable primarily from the Group II Loans.

         Initial  Monthly  Payment Fund:  With respect to the Group I Loans,  $240,000.00,  representing  scheduled principal  amortization  and interest at the Net Mortgage Rate payable  during the September  2006 Due Period,  for those  Group I Loans for which the  Trustee  will not be  entitled to receive  such  payment.  With  respect to the
Group II Loans,  $0.00,  representing  scheduled  principal  amortization  and  interest at the Net  Mortgage  Rate payable during the September  2006 Due Period,  for those Group II Loans for which the Trustee will not be entitled to receive such payment.

         Initial  Notional  Amount:  With  respect to the Class I-A-7  Certificates,  $15,234,000.  With respect to the Class A-V  Certificates  or Subclass  thereof issued  pursuant to Section  5.01(c) of the Standard  Terms,  the aggregate  Cut-off Date  Principal  Balance of the  Mortgage  Loans  corresponding  to the  Uncertificated  REMIC I
Regular Interests Z represented by such Class or Subclass on such date.

         Initial Subordinate Class Percentage:  With respect to each Class of Subordinate  Certificates,  an amount which is equal to the initial aggregate  Certificate  Principal  Balance of such Class of Subordinate  Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date, as follows:

                           Class M-1:  3.35%         Class B-1:  0.45%
                           Class M-2:  0.95%         Class B-2:  0.40%
                           Class M-3:  0.75%         Class B-3:  0.35%

         Interest  Accrual  Period:  With  respect to any Class of  Certificates  and any  Distribution  Date,  the
calendar month preceding the month in which such Distribution Date occurs.

         Interest  Only  Certificates:  Any one of the Class I-A-7  Certificates  and Class A-V  Certificates.  The
Interest Only Certificates will have no Certificate Principal Balance.

         Loan Group:  Either of Loan Group I or Loan Group II.

         Loan Group I:  The group of Mortgage Loans comprised of the Group I Loans.

         Loan Group II:  The group of Mortgage Loans comprised of the Group II Loans.

         Lockout Certificates:   The Class I-A-4 Certificates and Class I-A-6 Certificates.

         Lockout  Percentage:  For any  Distribution  Date occurring  prior to the  Distribution  Date in September
2011, 0%. For any Distribution  Date occurring  thereafter,  as follows:  30% for any Distribution Date on or after
September 2011 and prior to September 2012; 40% for any  Distribution  Date on or after September 2012 and prior to
September 2013; 60% for any  Distribution  Date on or after September 2013 and prior to September 2014; 80% for any
Distribution  Date on or after  September  2014 and prior to September  2015;  and 100% for any  Distribution  Date
thereafter.

         Maturity  Date:  August 25,  2036,  the  Distribution  Date  immediately  following  the latest  scheduled maturity date of any Mortgage Loan.

         Mortgage:  With  respect to each  Mortgage  Note  related to a  Mortgage  Loan which is not a  Cooperative
Loan, the mortgage,  deed of trust or other comparable  instrument creating a first lien on an estate in fee simple or leasehold  interest in real property  securing a Mortgage Note.  With respect to each  Obligation to Pay related to a Sharia Mortgage Loan, the Sharia Mortgage Loan Security Instrument.

         Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as Exhibit One-I (with respect to Loan Group I) and Exhibit  One-II  (with  respect to Loan Group II) (in each case,  as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage Loans),  which list or lists shall set forth the following information as to each Mortgage Loan in the related Loan Group:

(i)      the Mortgage Loan identifying number ("RFC LOAN #");

(ii)     the maturity of the Mortgage Note ("MATURITY DATE");

(iii)    the Mortgage Rate ("ORIG RATE");

(iv)     the Subservicer pass-through rate ("CURR NET");

(v)      the Net Mortgage Rate ("NET MTG RT");

(vi)     the Pool Strip Rate ("STRIP");

(vii)    the initial scheduled monthly payment of  principal, if any, and interest ("ORIGINAL P & I");

(viii)   the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)     the Loan-to-Value Ratio at origination ("LTV");

(x)      the rate at which the  Subservicing  Fee accrues  ("SUBSERV  FEE") and at which the  Servicing Fee accrues
                      ("MSTR SERV FEE");

(xi)     a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the Mortgage Loan is secured by a second or vacation residence; and

(xii)    a code "N" under the column  "OCCP  CODE,"  indicating  that the  Mortgage  Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

         Mortgage  Loans:  Such of the  mortgage  loans,  including  any Sharia  Mortgage  Loans,  transferred  and assigned  to the Trustee  pursuant to Section  2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being  identified in the initial Mortgage Loan Schedule,  and
Qualified  Substitute  Mortgage Loans held or deemed held as part of the Trust Fund including,  without limitation,
(i) with  respect  to each  Cooperative  Loan,  the  related  Mortgage  Note,  Security  Agreement,  Assignment  of
Proprietary Lease,  Cooperative Stock Certificate,  Cooperative Lease and Mortgage File and all rights appertaining thereto,  (ii) with respect to each Sharia  Mortgage  Loan,  the related  Obligation to Pay,  Sharia  Mortgage Loan
Security Instrument,  Sharia Mortgage Loan Co-Ownership  Agreement,  Assignment Agreement and Amendment of Security
Instrument  and Mortgage  File and all rights  appertaining  thereto and (iii) with respect to each  Mortgage  Loan other than a Cooperative  Loan or a Sharia  Mortgage Loan, each related  Mortgage Note,  Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage  Note:  The  originally   executed  note  or  other  evidence  of  indebtedness   evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan,  together with any  modification  thereto.  With respect to each
Sharia Mortgage Loan, the related Obligation to Pay.

         Mortgage  Rate:  As to any Mortgage  Loan,  the interest rate borne by the related  Mortgage  Note, or any modification  thereto  other than a Servicing  Modification.  As to any Sharia  Mortgage  Loan,  the profit  factor described in the related Obligation to Pay, or any modification thereto other than a Servicing Modification.

         Mortgagor:  The obligor on a Mortgage  Note, or with respect to a Sharia  Mortgage  Loan,  the consumer on an Obligation to Pay.

         Notional  Amount:  As of any  Distribution  Date,  (i) with  respect to the Class I-A-7  Certificates,  an amount equal to 1/13  multiplied by the aggregate  Certificate  Principal  Balance of the Class I-A-2  Certificates
and Class I-A-8 Certificates  immediately prior to such date,  provided,  however, for federal income tax purposes, as of any  Distribution  Date,  with respect to the Class I-A-7  Certificates,  the  equivalent  of the  foregoing, expressed as the  Uncertificated  Principal Balance of Uncertificated  REMIC I Regular Interest W immediately prior to that date; and (ii) with respect to any Class A-V  Certificates  or Subclass  thereof issued pursuant to Section
5.01(c) of the Standard Terms, the aggregate Stated  Principal  Balance of the Mortgage Loans  corresponding to the
Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass immediately prior to such date.

         Obligation  to Pay:  The  originally  executed  obligation  to pay or  similar  agreement  evidencing  the obligation of the consumer under a Sharia Mortgage Loan, together with any modification thereto.

         Pass-Through  Rate: With respect to the Senior  Certificates  (other than the Class A-V  Certificates  and
Class A-P  Certificates),  Class M Certificates and Class B Certificates  and any Distribution  Date, the per annum rates set forth in the Preliminary Statement hereto.

         With respect to the Class A-V Certificates  (other than any Subclass  thereof) and any Distribution  Date, a rate equal to the weighted average,  expressed as a percentage,  of the Pool Strip Rates of all Mortgage Loans as
of the Due Date in the related Due Period,  weighted on the basis of the respective  Stated  Principal  Balances of such Mortgage Loans as of the day  immediately  preceding such  Distribution  Date (or, with respect to the initial
Distribution  Date, at the close of business on the Cut-off Date).  With respect to the Class A-V  Certificates and the initial  Distribution  Date the Pass-Through  Rate is equal to 0.3973% per annum.  With respect to any Subclass of Class A-V  Certificates  and any  Distribution  Date,  a rate  equal to the  weighted  average,  expressed  as a percentage,  of the Pool Strip Rates of all Mortgage  Loans  corresponding  to the  Uncertificated  REMIC I Regular
Interests Z  represented  by such  Subclass as of the Due Date in the related Due Period,  weighted on the basis of the  respective  Stated  Principal  Balances  of such  Mortgage  Loans  as of the day  immediately  preceding  such
Distribution  Date (or with  respect to the  initial  Distribution  Date,  at the close of  business on the Cut-off
Date).  The Principal  Only  Certificates  have no  Pass-Through  Rate and are not entitled to Accrued  Certificate
Interest.

         Pool Strip Rate:  With  respect to each  Mortgage  Loan in any Loan  Group,  a per annum rate equal to the excess of (a) the Net Mortgage  Rate of such  Mortgage  Loan over (b) the Discount Net Mortgage  Rate for such Loan
Group (but not less than 0.00%) per annum.

         Prepayment  Assumption:  With  respect  to each  Loan  Group,  the  prepayment  assumption  to be used for determining  the accrual of original  issue  discount and premium and market  discount on the related  Certificates for  federal  income tax  purposes,  which  assumes a  prepayment  rate equal to the  product of (x) 100% and (y) a constant  prepayment  rate of 8.0% per annum of the then  outstanding  principal  balance of the  related  Mortgage
Loans in the first month of the life of such  Mortgage  Loans and an additional  approximately  0.909091% per annum in each month  thereafter  until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the related Mortgage Loans, a constant prepayment rate of 18.0% per annum.

         Prepayment  Distribution  Percentage:  With respect to any Distribution Date and each Class of Subordinate
Certificates and each Loan Group,  under the applicable  circumstances set forth below, the respective  percentages set forth below:

         (i)      For  any  Distribution  Date  prior  to the  Distribution  Date in  September  2011  (unless  the
                  Certificate  Principal Balances of the related Senior  Certificates (other than the related Class
                  A-P Certificates), have been reduced to zero), 0%.

         (ii)     For any  Distribution  Date not  discussed in clause (i) above on which any Class of  Subordinate
                  Certificates are outstanding:

                           (a)      in the case of the Class of Subordinate  Certificates then outstanding with the
                  Highest  Priority  and each  other  Class of  Subordinate  Certificates  for  which  the  related
                  Prepayment  Distribution Trigger has been satisfied, a fraction,  expressed as a percentage,  the numerator of which is the Certificate  Principal  Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate  Principal  Balances  immediately prior to such  date of (1) the  Class  of  Subordinate  Certificates  then  outstanding  with the
                  Highest  Priority and (2) all other Classes of Subordinate  Certificates for which the respective
                  Prepayment Distribution Triggers have been satisfied; and

                           (b)      in the case of each other Class of Subordinate Certificates for which the
                  Prepayment Distribution Triggers have not been satisfied, 0%; and

        (iii)     Notwithstanding  the foregoing,  if the application of the foregoing  percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement  (determined  without regard to the proviso
                  to  the  definition  of  "Subordinate   Principal   Distribution   Amount")  would  result  in  a
                  distribution  in respect of principal of any Class or Classes of Subordinate  Certificates  in an
                  amount  greater than the  remaining  Certificate  Principal  Balance  thereof (any such class,  a
                  "Maturing Class"), then: (a) the Prepayment  Distribution Percentage of each Maturing Class shall be  reduced  to a level  that,  when  applied  as  described  above,  would  exactly  reduce  the
                  Certificate Principal Balance of such Class to zero; (b) the Prepayment  Distribution  Percentage of each other Class of Subordinate  Certificates  (any such Class, a "Non-Maturing  Class") shall be  recalculated  in  accordance  with  the  provisions  in  paragraph  (ii)  above,  as  if  the
                  Certificate  Principal  Balance of each Maturing Class had been reduced to zero (such  percentage as recalculated,  the "Recalculated  Percentage");  (c) the total amount of the reductions in the
                  Prepayment  Distribution  Percentages of the Maturing Class or Classes  pursuant to clause (a) of this sentence,  expressed as an aggregate  percentage,  shall be allocated among the Non-Maturing
                  Classes  in  proportion  to  their  respective  Recalculated  Percentages  (the  portion  of such aggregate  reduction so allocated to any Non-Maturing  Class, the "Adjustment  Percentage");  and
                  (d) for purposes of such  Distribution  Date,  the  Prepayment  Distribution  Percentage  of each
                  Non-Maturing  Class  shall  be  equal to the sum of (1) the  Prepayment  Distribution  Percentage
                  thereof,  calculated  in  accordance  with  the  provisions  in  paragraph  (ii)  above as if the
                  Certificate  Principal  Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

         Prepayment  Distribution  Trigger:  With  respect to any  Distribution  Date and any Class of  Subordinate
Certificates  (other than the Class M-1  Certificates),  a test that shall be satisfied if the fraction  (expressed as a  percentage)  equal  to the sum of the  Certificate  Principal  Balances  of such  Class  and  each  Class  of
Subordinate  Certificates  with a Lower  Priority  than such  Class  immediately  prior to such  Distribution  Date divided by the aggregate  Stated  Principal  Balance of all of the Mortgage Loans (or REO  Properties)  immediately prior to such  Distribution  Date is greater than or equal to the sum of the Initial  Subordinate Class Percentages
of such Class and each Class of Subordinate Certificates with a Lower Priority.

         Principal Only Certificates:  Any one of the Class A-P Certificates.

         Record  Date:  With  respect  to each  Distribution  Date and each  Class of  Certificates,  the  close of business on the last Business Day of the month preceding the month in which the related Distribution Date occurs.

         Related  Classes:  As to any  Uncertificated  REMIC I Regular  Interest,  those  classes  of  Certificates identified as "Related Classes of Certificates" to such  Uncertificated  REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

         REMIC  I:  The  segregated  pool  of  assets  with  respect  to  which  a REMIC  election  is to be  made, consisting of:
                  (i)      the Mortgage Loans and the related Mortgage Files,

                  (ii)     all payments  and  collections  in respect of the  Mortgage  Loans due after the Cut-off
                           Date (other than Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the  Custodial  Account  or in the  Certificate  Account  and  identified  as belonging to the Trust Fund,  including the proceeds from the  liquidation of Additional
                           Collateral for any Additional  Collateral Loan, but not including  amounts on deposit in the Initial Monthly Payment Fund,

                  (iii)    property  which  secured a Mortgage  Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

                  (iv)     the hazard  insurance  policies  and Primary  Insurance  Policies,  if any,  the Pledged
                           Assets  with  respect to each  Pledged  Asset  Mortgage  Loan,  and the  interest in the
                           Surety Bond transferred to the Trustee pursuant to Section 2.01 herein, and

                  (v)      all proceeds of clauses (i) through (iv) above.

         REMIC I Certificates:   The Class R-I Certificates.

         REMIC II:  The  segregated  pool of assets  consisting  of the  Uncertificated  REMIC I Regular  Interests
conveyed  in trust to the Trustee  for the  benefit of the  holders of each Class of  Certificates  (other than the
Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

         Senior  Accelerated  Distribution  Percentage:  With respect to any Loan Group and any  Distribution  Date occurring on or prior to the 60th  Distribution  Date, 100%. With respect to any  Distribution  Date thereafter and such Loan Group as follows:

(i)      for any  Distribution  Date  after  the 60th  Distribution  Date but on or prior to the 72nd  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 70% of the  related  Subordinate
         Percentage for such Distribution Date;

(ii)     for any  Distribution  Date  after  the 72nd  Distribution  Date but on or prior to the 84th  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 60% of the  related  Subordinate
         Percentage for such Distribution Date;

(iii)    for any  Distribution  Date  after  the 84th  Distribution  Date but on or prior to the 96th  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 40% of the  related  Subordinate
         Percentage for such Distribution Date;

(iv)     for any  Distribution  Date  after the 96th  Distribution  Date but on or prior to the 108th  Distribution
         Date,  the related  Senior  Percentage  for such  Distribution  Date plus 20% of the  related  Subordinate
         Percentage for such Distribution Date; and

(v)      for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date;

provided, however,

         (i) that any scheduled  reduction to the Senior Accelerated  Distribution  Percentage  described above for either Loan Group shall not occur as of any Distribution Date unless either:

                  (a)(1)(X)  the  outstanding  principal  balance  of  the  Mortgage  Loans  in  both  Loan  Groups delinquent 60 days or more  (including  Mortgage Loans which are in  foreclosure,  have been foreclosed or otherwise  liquidated,  or with respect to which the  Mortgagor  is in  bankruptcy  and any REO  Property)
         averaged  over the last six months,  as a percentage of the aggregate  outstanding  Certificate  Principal
         Balance of the  Subordinate  Certificates,  is less than 50% or (Y) the outstanding  principal  balance of
         Mortgage  Loans in both Loan Groups  delinquent  60 days or more  (including  Mortgage  Loans which are in foreclosure,  have been foreclosed or otherwise  liquidated,  or with respect to which the Mortgagor is in bankruptcy  and any REO  Property)  averaged  over the last six months,  as a percentage  of the aggregate outstanding  principal  balance of all Mortgage  Loans in the both Loan Groups  averaged over the last six months,  does not exceed 2% and (2) Realized  Losses on the Mortgage Loans in both Loan Groups to date for such Distribution Date if occurring during the sixth,  seventh,  eighth,  ninth or tenth year (or any year thereafter)  after the Closing Date are less than 30%, 35%, 40%, 45% or 50%,  respectively,  of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates; or

                  (b)(1) the  outstanding  principal  balance of Mortgage  Loans in both Loan Groups  delinquent 60 days or more  (including  Mortgage  Loans which are in  foreclosure,  have been  foreclosed  or  otherwise liquidated,  or with respect to which the Mortgagor is in bankruptcy  and any REO Property)  averaged over the last six months,  as a  percentage  of the  aggregate  outstanding  principal  balance of all Mortgage
         Loans  averaged  over the last six  months,  does not exceed 4% and (2)  Realized  Losses on the  Mortgage
         Loans in both Loan Groups to date for such  Distribution  Date,  if occurring  during the sixth,  seventh, eighth,  ninth or tenth year (or any year thereafter)  after the Closing Date are less than 10%, 15%, 20%,
         25% or 30%,  respectively,  of the sum of the Initial  Certificate  Principal  Balances of the Subordinate
         Certificates; and

         (ii) that for any  Distribution  Date on which the related  Senior  Percentage is greater than the related
Senior  Percentage  as of the Closing  Date,  the  related  Senior  Accelerated  Distribution  Percentage  for such
Distribution Date shall be 100%.

         Notwithstanding  the foregoing,  upon the reduction of the  Certificate  Principal  Balances of the Senior
Certificates  related to a Loan Group (other than the related Class A-P Certificates,  if any) to zero, the related
Senior Accelerated Distribution Percentage shall thereafter be 0%.

         Senior  Certificate:  Any  one  of  the  Group  I  Senior,  Group  II  Senior,  Class  A-P  or  Class  A-V
Certificates,  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

         Senior Interest  Distribution  Amount: With respect to any Distribution Date and Loan Group, the amount of
Accrued  Certificate  Interest  required to be distributed from the related  Available  Distribution  Amount to the
Holders of the related Senior Certificates for that Distribution Date.

         Senior Percentage:  The Class I-A Percentage or Class II-A Percentage, as applicable.

         Senior Principal  Distribution  Amount: With respect to any Distribution Date and Loan Group the lesser of
(a) the balance of the related  Available  Distribution  Amount  remaining  after the  distribution  of all amounts required to be  distributed  therefrom  pursuant to Section  4.02(a)(i) and Section  4.02(a)(ii)(X)  (excluding any amount distributable  pursuant to clause (E) of the definition of "Class A-P Principal  Distribution  Amount"), and
(b) the sum of the amounts required to be distributed to the Senior  Certificateholders  of the related Certificate
Group on such Distribution Date pursuant to Sections 4.02(a)(ii)(Z), 4.02(a)(xvi) and 4.02(a)(xvii).

         Senior Support Certificates:  Any of the Class I-A-6 Certificates.

         Sharia  Mortgage  Loan: A declining  balance  co-ownership  transaction,  structured  so as to comply with
Islamic religious law.

         Sharia  Mortgage Loan  Co-Ownership  Agreement:  The agreement that defines the  relationship  between the consumer and co-owner and the parties'  respective rights under a Sharia Mortgage Loan,  including their respective rights with respect to the indicia of ownership of the related Mortgaged Property.

         Sharia  Mortgage  Loan  Security  Instrument:  The  mortgage,  security  instrument  or  other  comparable instrument  creating a first lien on an estate in fee simple or  leasehold  interest in real  property  securing an
Obligation to Pay.

         Special Hazard Amount:  As of any  Distribution  Date, an amount equal to $7,515,057  minus the sum of (i)
the aggregate  amount of Special Hazard Losses  allocated solely to one or more specific Classes of Certificates in accordance  with Section 4.05 of this Series  Supplement and (ii) the Adjustment  Amount (as defined below) as most recently  calculated.  For each  anniversary  of the Cut-off  Date,  the  Adjustment  Amount  shall be equal to the amount,  if any, by which the amount  calculated in accordance with the preceding  sentence  (without giving effect to the deduction of the Adjustment Amount for such  anniversary)  exceeds the greater of (A) the greater of (i) the product of the Special Hazard  Percentage for such anniversary  multiplied by the outstanding  principal balance of all the  Mortgage  Loans on the  Distribution  Date  immediately  preceding  such  anniversary  and (ii)  twice the outstanding  principal  balance of the  Mortgage  Loan with the  largest  outstanding  principal  balance as of the
Distribution  Date  immediately  preceding  such  anniversary  and (B) the  greater  of (i) the  product  of  0.50%
multiplied  by the  outstanding  principal  balance of all  Mortgage  Loans on the  Distribution  Date  immediately preceding such anniversary  multiplied by a fraction,  the numerator of which is equal to the aggregate outstanding principal  balance (as of the  immediately  preceding  Distribution  Date) of all of the Mortgage  Loans secured by
Mortgaged  Properties  located in the State of California  divided by the aggregate  outstanding  principal balance
(as of the immediately preceding  Distribution Date) of all of the Mortgage Loans,  expressed as a percentage,  and the  denominator  of which is equal to 18.9% (which  percentage  is equal to the  percentage  of Mortgage  Loans by aggregate  principal  balance  initially  secured by Mortgaged  Properties  located in the State of California) and
(ii) the  aggregate  outstanding  principal  balance (as of the  immediately  preceding  Distribution  Date) of the largest  Mortgage  Loan secured by a Mortgaged  Property  (or,  with  respect to a  Cooperative  Loan,  the related
Cooperative Apartment) located in the State of California.

         The Special  Hazard  Amount may be further  reduced by the Master  Servicer  (including  accelerating  the manner in which  coverage is reduced)  provided that prior to any such  reduction,  the Master  Servicer  shall (i)
obtain written  confirmation  from each Rating Agency that such reduction  shall not reduce the rating  assigned to any Class of Certificates by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the  Closing  Date by such  Rating  Agency  and (ii)  provide  a copy of such  written confirmation to the Trustee.

         Special  Hazard  Percentage:  As of each  anniversary  of the  Cut-off  Date,  the greater of (i) 1.0% and
(ii) the largest  percentage  obtained by dividing the aggregate  outstanding  principal balance (as of immediately preceding  Distribution  Date)  of the  Mortgage  Loans  secured  by  Mortgaged  Properties  located  in a  single, five-digit  zip code area in the State of  California  by the  outstanding  principal  balance of all the  Mortgage
Loans as of the immediately preceding Distribution Date.

         Subordinate  Certificate:  Any one of the  Class M  Certificates  or Class  B-1,  Class  B-2 and Class B-3
Certificates,  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

         Subordinate  Class  Percentage:  With  respect  to any  Distribution  Date and any  Class  of  Subordinate
Certificates,  a  fraction,  expressed  as a  percentage,  the  numerator  of  which is the  aggregate  Certificate
Principal Balance of such Class of Subordinate  Certificates  immediately prior to such date and the denominator of which is the aggregate  Stated Principal  Balance of all of the Mortgage Loans (or REO Properties)  (other than the
Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Subordinate  Percentage:  With  respect to any Loan Group,  as of any date of  determination  a percentage equal to 100% minus the related Senior Percentage as of that date.

         Subordinate  Principal  Distribution Amount: With respect to any Distribution Date and Loan Group and each
Class of  Subordinate  Certificates,  (a) the sum of the following:  (i) such Class's pro rata share,  based on the
Certificate Principal Balance of each Class of Subordinate  Certificates then outstanding,  of the aggregate of the amounts  calculated  (without giving effect to the related Senior  Percentages) for such  Distribution Date for the related Loan Group under  clauses (1),  (2) and (3) of Section  4.02(a)(ii)(Z)(A)  to the extent not payable to the related Senior Certificates;  (ii) such Class's pro rata share, based on the Certificate  Principal Balance of each
Class  of  Subordinate   Certificates  then  outstanding,   of  the  principal  collections  described  in  Section
4.02(a)(ii)(Z)(B)(b)  for the  related  Loan  Group  (without  giving  effect  to the  related  Senior  Accelerated
Distribution  Percentages)  to the extent such  collections  are not otherwise  distributed  to the related  Senior
Certificates;  (iii) the product of (x) the related  Prepayment  Distribution  Percentage  and (y) the aggregate of all  Principal  Prepayments  in Full received in the related  Prepayment  Period and  Curtailments  received in the preceding  calendar  month for the related Loan Group (other than the related  Discount  Fraction of such Principal
Prepayments in Full and Curtailments  with respect to a related  Discount  Mortgage Loan) to the extent not payable to the related Senior  Certificates;  (iv) if such Class is the Class of Subordinate  Certificates with the Highest
Priority,  any related Excess  Subordinate  Principal Amount for the related Loan Group for such  Distribution Date not paid to the related  Senior  Certificates;  and (v) any amounts  described  in clauses  (i),  (ii) and (iii) as determined for any previous  Distribution  Date, that remain  undistributed to the extent that such amounts are not attributable  to Realized  Losses which have been  allocated to a Class of Subordinate  Certificates  minus (b) the sum of (i) with respect to the Class of  Subordinate  Certificates  with the Lowest  Priority,  any related  Excess
Subordinate Principal Amount for such Distribution Date; and (ii) the related  Capitalization  Reimbursement Amount for such Loan Group and Distribution  Date, other than the related Discount  Fraction of any portion of that amount related  to each  related  Discount  Mortgage  Loan in the  related  Loan  Group,  multiplied  by a  fraction,  the numerator of which is the Subordinate  Principal  Distribution  Amount for such Class of Subordinate  Certificates, without  giving  effect  to this  clause  (b)(ii),  and  the  denominator  of  which  is the  sum of the  principal distribution  amounts  for all Classes of  Certificates  (other than the Class A-P  Certificates),  without  giving effect to any reductions for the Capitalization Reimbursement Amount.

         Super Senior Certificates:  Any of the Class I-A-3 Certificates and Class I-A-4 Certificates.

         Uncertificated  Accrued Interest:  With respect to each Distribution  Date, (i) as to each  Uncertificated
REMIC I  Regular  Interest  other  than each  Uncertificated  REMIC I Regular  Interest  Z, an amount  equal to the aggregate  amount of Accrued  Certificate  Interest that would result under the terms of the definition  thereof on the Related Classes of Certificates  (excluding any Interest Only  Certificates) if the  Pass-Through  Rate on such
Classes were equal to the Uncertificated  Pass-Through Rate on such Uncertificated  REMIC I Regular Interest,  (ii)
as to each  Uncertificated  REMIC I Regular  Interest Z and each  Uncertificated  REMIC II Regular  Interest  Z, an amount equal to one month's interest at the Pool Strip Rate of the related  Mortgage Loan on the principal  balance of such Mortgage Loan reduced by such  Interest's  pro-rata  share of any prepayment  interest  shortfalls or other reductions of interest allocable to the Class A-V Certificates.

         Uncertificated   Pass-Through  Rate:  With  respect  to  each  of  the  Uncertificated   REMIC  I  Regular
Interests,  other  than the  Uncertificated  REMIC I Regular  Interests  Z, the per  annum  rate  specified  in the definition  of  Uncertificated  REMIC I Regular  Interests.  With  respect to each  Uncertificated  REMIC I Regular
Interest Z and each Uncertificated REMIC II Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

         Uncertificated  Principal  Balance:  With  respect to each  Uncertificated  REMIC I Regular  Interest,  as defined in the definition of Uncertificated REMIC I Regular Interests.

         Uncertificated  REMIC I Regular Interests:  The  Uncertificated  REMIC I Regular Interests Z together with the interests  identified in the table below,  each  representing  an undivided  beneficial  ownership  interest in
REMIC I, and having the following characteristics:

         1.        The  principal  balance  from  time  to time of each  Uncertificated  REMIC I  Regular  Interest identified in the table below shall be the amount  identified as the Initial  Principal  Balance thereof in such  table,  minus the sum of (x) the  aggregate  of all amounts  previously  deemed distributed  with respect to such  interest and applied to reduce the  Uncertificated  Principal
                   Balance  thereof  pursuant to Section  10.04(a)(ii)  and (y) the aggregate of all  reductions in
                   Certificate  Principal  Balance deemed to have occurred in connection  with Realized Losses that
                   were   previously   deemed   allocated  to  the   Uncertificated   Principal   Balance  of  such
                   Uncertificated  REMIC I  Regular  Interest  pursuant  to  Section  10.04(d),  which  equals  the aggregate  principal  balance  of the  Classes  of  Certificates  identified  as related to such
                   Uncertificated REMIC I Regular Interest in such table.

         2.        The  Uncertificated   Pass-Through  Rate  for  each  Uncertificated  REMIC  I  Regular  Interest identified  in the table  below shall be the per annum rate set forth in the  Pass-Through  Rate column of such table.

         3.        The Uncertificated  REMIC I Distribution  Amount for each REMIC I Regular Interest identified in the table  below  shall be, for any  Distribution  Date,  the  amount  deemed  distributed  with respect to such  Uncertificated  REMIC I Regular Interest on such  Distribution Date pursuant to the provisions of Section 10.04(a).

------------------------------- --------------------------------- --------------------------- ----------------------
    Uncertificated REMIC I      Related Classes of Certificates       Pass-Through Rate         Initial Principal
       Regular Interest                                                                              Balance
------------------------------- --------------------------------- --------------------------- ----------------------
------------------------------- --------------------------------- --------------------------- ----------------------
              W                 Class I-A-2, Class I-A-7 and                6.50%                $198,042,000.00
                                Class I-A-8
------------------------------- --------------------------------- --------------------------- ----------------------
------------------------------- --------------------------------- --------------------------- ----------------------
              X                 Class A-P                                   0.00%                  $5,521,342.35
------------------------------- --------------------------------- --------------------------- ----------------------
------------------------------- --------------------------------- --------------------------- ----------------------
              Y                 Class I-A-1, Class I-A-3, Class             6.50%                $547,942,262.27
                                I-A-4, Class I-A-5, Class
                                I-A-6, Class II-A-1, Class
                                R-II, Class M-1, Class M-2,
                                Class M-3, Class B-1, Class
                                B-2, Class B-3
------------------------------- --------------------------------- --------------------------- ----------------------

         Uncertificated  REMIC  I  Regular  Interests  Z:  Each  of  the  3,132  uncertificated  partial  undivided beneficial  ownership  interests in the Trust Fund,  numbered  sequentially  from 1 to 3,132,  each relating to the particular  Mortgage  Loan  identified by such  sequential  number on the Mortgage  Loan  Schedule,  each having no principal  balance,  and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of
the related Mortgage Loan.

         Uncertificated  REMIC I Regular Interests Z Distribution  Amount:  With respect to any Distribution  Date, the sum of the  amounts  deemed  to be  distributed  on the  Uncertificated  REMIC I Regular  Interests  Z for such
Distribution Date pursuant to Section 10.04(a).

         Uncertificated  REMIC I  Regular  Interest  Distribution  Amounts:  With  respect  to each  Uncertificated
REMIC I Regular Interest,  other than the  Uncertificated  REMIC I Regular Interests Z, the amount specified as the
Uncertificated  REMIC  I  Regular  Interest   Distribution  Amount  with  respect  thereto  in  the  definition  of
Uncertificated  REMIC I Regular  Interests.  With respect to the  Uncertificated  REMIC I Regular  Interests Z, the
Uncertificated REMIC I Regular Interests Z Distribution Amount.

         Uncertificated  REMIC  II  Regular  Interests  Z:  Each  of the  3,132  uncertificated  partial  undivided beneficial  ownership  interests  in REMIC II numbered  sequentially  from 1 through  3,132,  each  relating to the identically  numbered  Uncertificated  REMIC I Regular  Interests Z, each having no  principal  balance and bearing interest  at a rate equal to the  related  Pool Strip Rate on the Stated  Principal  Balance of the  Mortgage  Loan
related to the identically  numbered  Uncertificated  REMIC I Regular  Interests Z, comprising such  Uncertificated
REMIC II Regular Interests Z's pro rata share of the amount distributed pursuant to Section 10.04(a).

         Uncertificated  REMIC II Regular Interests  Distribution  Amount:  With respect to any Distribution  Date, the sum of the  amounts  deemed  to be  distributed  on the  Uncertificated  REMIC I Regular  Interests  Z for such
Distribution Date pursuant to Section 10.04(a).

         Undercollateralized  Amount:  With respect any Certificate Group and Distribution  Date, the excess of (i)
the aggregate  Certificate  Principal  Balance of such  Certificate  Group over (ii) the aggregate Stated Principal
Balance of the Mortgage Loans in the related Loan Group,  in each case calculated on such  Distribution  Date after giving  effect to  distributions  to be made  thereon  (other than  amounts to be  distributed  pursuant to Section
4.02(i) on such Distribution Date).

         Undercollateralized  Certificate  Group:  With  respect any  Distribution  Date, a  Certificate  Group for which the related Undercollateralized Amount exceeds zero.

         Underwriters:  Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated.

Section  1.02     Use of Words and Phrases.

         "Herein,"  "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter"  and other  equivalent words refer to the  Pooling  and  Servicing  Agreement  as a whole.  All  references  herein  to  Articles,  Sections  or
Subsections  shall  mean the  corresponding  Articles,  Sections  and  Subsections  in the  Pooling  and  Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

         References in the Pooling and Servicing  Agreement to "interest" on and  "principal" of the Mortgage Loans shall  mean,  with  respect to the Sharia  Mortgage  Loans,  amounts in respect  profit  payments  and  acquisition payments, respectively.

ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;

                                         ORIGINAL ISSUANCE OF CERTIFICATES

Section  2.01     Conveyance of Mortgage Loans.

         (a)      (See Section 2.01(a) of the Standard Terms).

         (b)      In  connection  with such  assignment,  except as set forth in  Section  2.01(c)  and  subject to
Section  2.01(d)  below,  the Company does hereby (1) with respect to each  Mortgage Loan (other than a Cooperative
Loan or a Sharia  Mortgage  Loan) deliver to the Master  Servicer (or an Affiliate of the Master  Servicer) each of the documents or instruments  described in clause (I)(ii) below (and the Master  Servicer shall hold (or cause such
Affiliate  to hold) such  documents  or  instruments  in trust for the use and  benefit of all  present  and future
Certificateholders),  (2) with respect to each MOM Loan, deliver to and deposit with the Trustee,  or the Custodian on behalf of the  Trustee,  the  documents  or  instruments  described  in clauses  (I)(i) and (v) below,  (3) with respect  to each  Mortgage  Loan that is not a MOM Loan but is  registered  on the  MERS(R)System,  deliver  to and deposit with the Trustee, or to the Custodian on behalf of the Trustee,  the documents or instruments  described in clauses  (I)(i),  (iv) and (v)  below,  (4) with  respect to each  Mortgage  Loan that is not a MOM Loan and is not registered  on the MERS(R)System,  deliver to and deposit  with the Trustee,  or to the  Custodian on behalf of the
Trustee,  the  documents  or  instruments  described in clauses  (I)(i),  (iii),  (iv) and (v) below,  and (5) with respect to each Cooperative  Loan and Sharia Mortgage Loan, the documents and instruments  described in clause (II)
and clause (III) below:

         (I) with respect to each Mortgage Loan so assigned  (other than a  Cooperative  Loan or a Sharia  Mortgage
Loan):

                  (i)      The original  Mortgage Note,  endorsed  without recourse in blank or to the order of the
         Trustee,  and  showing  an  unbroken  chain of  endorsements  from the  originator  thereof  to the Person endorsing it to the  Trustee,  or with  respect to any  Destroyed  Mortgage  Note,  an original  lost note affidavit  from the related  Seller or  Residential  Funding  stating that the original  Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                  (ii)     The  original  Mortgage,  noting  the  presence  of the  MIN of the  Mortgage  Loan  and language  indicating  that  the  Mortgage  Loan is a MOM Loan if the  Mortgage  Loan is a MOM  Loan,  with evidence of recording  indicated  thereon or a copy of the Mortgage with  evidence of recording  indicated
         thereon;

                  (iii)    The  original  Assignment  of the  Mortgage to the Trustee  with  evidence of  recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

                  (iv)     The original  recorded  assignment or  assignments  of the Mortgage  showing an unbroken chain of title from the originator  thereof to the Person  assigning it to the Trustee (or to MERS, if the
         Mortgage  Loan is  registered  on the MERS(R)System and noting the  presence  of a MIN) with  evidence  of recordation  noted  thereon or  attached  thereto,  or a copy of such  assignment  or  assignments  of the
         Mortgage with evidence of recording indicated thereon; and

                  (v)      The original of each  modification,  assumption  agreement or preferred loan  agreement, if any, relating to such Mortgage Loan or a copy of each modification,  assumption  agreement or preferred loan agreement;

         (II) with respect to each Cooperative Loan so assigned:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an unbroken chain of endorsements from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage  Note, an original lost note  affidavit from the related Seller or
         Residential  Funding stating that the original  Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage Note;

(ii)     A counterpart of the  Cooperative  Lease and the Assignment of Proprietary  Lease to the originator of the
         Cooperative Loan with intervening  assignments  showing an unbroken chain of title from such originator to the Trustee or a copy of such  Cooperative  Lease and  Assignment of  Proprietary  Lease and copies of any such intervening assignments;

(iii)    The related  Cooperative  Stock  Certificate,  representing  the related  Cooperative  Stock  pledged with respect to such  Cooperative  Loan,  together with an undated  stock power (or other  similar  instrument)
         executed in blank or copies thereof;

(iv)     The original  recognition  agreement by the  Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan or a copy thereof;

(v)      The Security Agreement or a copy thereof;

(vi)     Copies  of the  original  UCC-1  financing  statement,  and  any  continuation  statements,  filed  by the originator  of  such  Cooperative  Loan as  secured  party,  each  with  evidence  of  recording  thereof, evidencing the interest of the originator  under the Security  Agreement and the Assignment of Proprietary
         Lease;

(vii)    Copies of the filed UCC-3  assignments  of the security  interest  referenced in clause (vi) above showing an unbroken  chain of title from the originator to the Trustee,  each with evidence of recording  thereof, evidencing the interest of the originator  under the Security  Agreement and the Assignment of Proprietary
         Lease;

(viii)   An executed  assignment  of the  interest of the  originator  in the  Security  Agreement,  Assignment  of
         Proprietary  Lease and the  recognition  agreement  referenced  in clause (iv) above,  showing an unbroken chain of title from the originator to the Trustee, or a copy thereof;

(ix)     The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Cooperative Loan or a copy of each  modification,  assumption  agreement or preferred loan agreement;
         and

(x)      A duly completed UCC-1 financing  statement showing the Master Servicer as debtor,  the Company as secured party and the Trustee as assignee and a duly completed  UCC-1 financing  statement  showing the Company as debtor and the Trustee as secured party,  each in a form  sufficient  for filing,  evidencing the interest of such debtors in the Cooperative Loans or copies thereof; and

         (III) with respect to each Sharia Mortgage Loan so assigned:

                  (i)      The original  Obligation to Pay,  endorsed  without recourse in blank or to the order of the Trustee  and  showing an unbroken  chain of  endorsements  from the  originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Obligation  to Pay, an original  affidavit from the related  Seller or  Residential  Funding  stating that the original  Obligation  to Pay was lost, misplaced or destroyed, together with a copy of the related Obligation to Pay;

                  (ii)     The original  Sharia  Mortgage  Loan  Security  Instrument,  with  evidence of recording indicated  thereon or a copy of the Sharia  Mortgage Loan Security  Instrument  with evidence of recording indicated thereon;

                  (iii)    An original  Assignment  and Amendment of Security  Instrument,  assigned to the Trustee with  evidence of  recording  indicated  thereon or a copy of such  Assignment  and  Amendment of Security
         Instrument with evidence of recording indicated thereon;

                  (iv)     The original  recorded  assignment or assignments  of the Sharia  Mortgage Loan Security
         Instrument  showing an unbroken chain of title from the originator  thereof to the Person  assigning it to the Trustee with evidence of recordation noted thereon or attached  thereto,  or a copy of such assignment or  assignments  of the Sharia  Mortgage Loan  Security  Instrument  with evidence of recording  indicated
         thereon;

                  (v)      The original  Sharia  Mortgage Loan  Co-Ownership  Agreement with respect to the related
         Sharia Mortgage Loan or a copy of such Sharia Mortgage Loan Co-Ownership Agreement; and

                  (vi)     The original of each  modification  or assumption  agreement,  if any,  relating to such
         Sharia Mortgage Loan or a copy of each modification or assumption agreement.

         (c)      The Company  may, in lieu of  delivering  the  original  of the  documents  set forth in Sections
2.01(b)(I)(iii),  (iv) and (v), Sections 2.01(b)(II)(ii),  (iv), (vii), (ix) and (x) and Sections 2.01(b)(III)(ii),
(iii),  (iv),  (v) and (vi) (or copies  thereof)  to the  Trustee  or to the  Custodian  on behalf of the  Trustee, deliver such documents to the Master  Servicer,  and the Master Servicer shall hold such documents in trust for the use and  benefit  of all  present  and  future  Certificateholders  until  such  time as is set  forth  in the next sentence.  Within  thirty  Business  Days  following  the earlier of (i) the receipt of the  original of all of the documents or instruments  set forth in Sections  2.01(b)(I)(iii),  (iv) and (v),  Sections  2.01(b)(II)(ii),  (iv),
(vii), (ix) and (x) and Sections  2.01(b)(III)(ii),  (iii), (iv), (v) and (vi) (or copies thereof) for any Mortgage
Loan and (ii) a written  request by the  Trustee  to  deliver  those  documents  with  respect to any or all of the
Mortgage  Loans then being held by the Master  Servicer,  the Master  Servicer shall deliver a complete set of such documents to the Trustee or to the Custodian on behalf of the Trustee.

         The parties  hereto  agree that it is not intended  that any  Mortgage  Loan be included in the Trust Fund that is either (i) a "High-Cost  Home Loan" as defined in the New Jersey Home Ownership Act effective  November 27,
2003,  (ii) a "High-Cost  Home Loan" as defined in the New Mexico Home Loan  Protection  Act  effective  January 1,
2004,  (iii) a "High Cost Home Mortgage  Loan" as defined in the  Massachusetts  Predatory  Home Loan Practices Act
effective  November  7, 2004 or (iv) a  "High-Cost  Home Loan" as defined in the  Indiana  House  Enrolled  Act No.
1229, effective as of January 1, 2005.

         (d)      Notwithstanding  the provisions of Section 2.01(c),  in connection with any Mortgage Loan, if the
Company  cannot  deliver the  original of the  Mortgage,  any  assignment,  modification,  assumption  agreement or preferred  loan  agreement (or copy thereof as permitted by Section  2.01(b))  with  evidence of recording  thereon concurrently  with the  execution  and  delivery  of this  Agreement  because  of (i) a delay  caused by the public recording office where such Mortgage,  assignment,  modification,  assumption agreement or preferred loan agreement as the case may be, has been  delivered  for  recordation,  or (ii) a delay in the  receipt of certain  information necessary to prepare the related  assignments,  the Company  shall  deliver or cause to be delivered to the Trustee or to the  Custodian  on  behalf of the  Trustee  a copy of such  Mortgage,  assignment,  modification,  assumption agreement or preferred loan agreement.

         The Company (i) shall  promptly  cause to be recorded in the  appropriate  public office for real property records the  Assignment  referred to in clause  (I)(iii) of Section  2.01(b),  except (a) in states  where,  in the opinion of counsel  acceptable to the Trustee and the Master  Servicer,  such  recording is not required to protect the  Trustee's  interests in the Mortgage Loan against the claim of any  subsequent  transferee or any successor to or creditor of the Company or the  originator  of such  Mortgage  Loan or (b) if MERS is identified on the Mortgage or on a properly  recorded  assignment  of the Mortgage as the mortgagee of record solely as nominee for the Seller and its  successors  and  assigns,  (ii)  shall  promptly  cause to be filed the Form  UCC-3  assignment  and UCC-1 financing  statement  referred to in clauses  (II)(vii) and (x),  respectively,  of Section 2.01(b) and (iii) shall promptly cause to be recorded in the appropriate  public  recording office for real property records the Assignment
Agreement  and  Amendment  of Security  Instrument  referred to in clause  (III)(iii)  of Section  2.01(b).  If any
Assignment,  Assignment  Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as applicable, is lost or  returned  unrecorded  to the  Company  because of any  defect  therein,  the  Company  shall  prepare a substitute  Assignment,  Assignment  Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as
applicable,  or cure such  defect,  as the case may be, and cause  such  Assignment  or  Assignment  Agreement  and
Amendment of Security  Instrument  to be recorded in accordance  with this  paragraph.  The Company shall  promptly deliver or cause to be delivered to the applicable  person described in Section 2.01(b) any Assignment,  substitute
Assignment,  or  Assignment  Agreement  and  Amendment  of  Security  Instrument  or Form UCC-3 or Form  UCC-1,  as
applicable,  (or copy thereof)  recorded in connection  with this  paragraph  with evidence of recording  indicated
thereon at the time  specified in Section  2.01(c).  In connection  with its servicing of  Cooperative  Loans,  the
Master  Servicer will use its best efforts to file timely  continuation  statements  with regard to each  financing statement and assignment  relating to Cooperative  Loans as to which the related  Cooperative  Apartment is located outside of the State of New York.

         If the Company  delivers to the Trustee or to the  Custodian on behalf of the Trustee any  Mortgage  Note,
Obligation to Pay,  Assignment  Agreement and Amendment of Security  Instrument or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note,  Obligation to
Pay,  Assignment  Agreement  and  Amendment of Security  Instrument  and  Assignment of Mortgage in the name of the
Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

         In  connection  with the  assignment of any Mortgage  Loan  registered  on the MERS(R)System,  the Company further  agrees that it will cause,  at the Company's own expense,  within 30 Business Days after the Closing Date, the MERS(R)System to  indicate  that such  Mortgage  Loans have been  assigned  by the  Company  to the  Trustee in accordance  with this Agreement for the benefit of the  Certificateholders  by including (or deleting,  in the case of Mortgage  Loans which are  repurchased  in accordance  with this  Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field "Pool  Field" which  identifies the series of the  Certificates  issued in connection with such Mortgage Loans.  The Company further agrees that it will not, and will not permit the Master  Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         (e)      (See Section 2.01(e) of the Standard Terms).

         (f)      It is  intended  that the  conveyance  by the  Company to the  Trustee of the  Mortgage  Loans as
provided for in this Section 2.01 be and the  Uncertificated  REMIC Regular  Interests,  if any (as provided for in
Section 2.06),  be construed as a sale by the Company to the Trustee of the Mortgage  Loans and any  Uncertificated
REMIC  Regular  Interests  for the  benefit  of the  Certificateholders.  Further,  it is not  intended  that  such conveyance be deemed to be a pledge of the Mortgage  Loans and any  Uncertificated  REMIC Regular  Interests by the
Company to the Trustee to secure a debt or other  obligation  of the Company.  Nonetheless,  (a) this  Agreement is intended to be and hereby is a security  agreement  within the meaning of Articles 8 and 9 of the New York  Uniform
Commercial Code and the Uniform Commercial Code of any other applicable  jurisdiction;  (b) the conveyance provided for in Section  2.01 shall be deemed to be, and hereby is, (1) a grant by the  Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto),  title and interest,  whether now  owned or  hereafter  acquired,  in and to any and all  general  intangibles,  payment  intangibles,  accounts, chattel paper,  instruments,  documents,  money,  deposit  accounts,  certificates  of deposit,  goods,  letters of credit,  advices of credit and investment  property and other property of whatever kind or description now existing or hereafter  acquired  consisting of, arising from or relating to any of the  following:  (A) the Mortgage  Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security  Agreement,  Assignment of
Proprietary  Lease,  Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Sharia Mortgage
Loan,  the related  Sharia  Mortgage  Loan  Security  Instrument,  Sharia  Mortgage  Loan  Co-Ownership  Agreement,
Obligation  to Pay and  Assignment  Agreement  and  Amendment  of Security  Instrument,  (iii) with respect to each
Mortgage Loan other than a Cooperative  Loan or a Sharia  Mortgage  Loan,  the related  Mortgage Note and Mortgage, and (iv) any insurance  policies and all other  documents in the related  Mortgage  File,  (B) all amounts  payable pursuant  to the  Mortgage  Loans in  accordance  with the terms  thereof,  (C) any  Uncertificated  REMIC  Regular
Interests  and  (D) all  proceeds  of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into  cash, instruments,  securities or other  property,  including  without  limitation  all amounts from time to time held or invested  in the  Certificate  Account  or the  Custodial  Account,  whether  in the  form  of  cash,  instruments, securities or other  property and (2) an  assignment by the Company to the Trustee of any security  interest in any and all of Residential Funding's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described in the foregoing clauses (1)(A),  (B), (C) and
(D) granted by Residential Funding to the Company pursuant to the Assignment  Agreement;  (c) the possession by the
Trustee,  any Custodian on behalf of the Trustee or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money, payment  intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment  property,  certificated  securities or chattel paper shall be deemed to be  "possession  by the secured  party," or possession by a purchaser or a person  designated by such secured party, for purposes of perfecting the security interest  pursuant to the Minnesota Uniform  Commercial
Code and the  Uniform  Commercial  Code of any  other  applicable  jurisdiction  as in effect  (including,  without limitation,  Sections  8-106,  9-313,  9-314 and 9-106  thereof);  and (d)  notifications  to persons  holding such property,  and  acknowledgments,  receipts or  confirmations  from persons  holding such property,  shall be deemed notifications  to, or  acknowledgments,  receipts or  confirmations  from,  securities  intermediaries,  bailees or agents of, or persons  holding  for (as  applicable)  the  Trustee  for the  purpose of  perfecting  such  security interest under applicable law.

         The Company and, at the Company's  direction,  Residential  Funding and the Trustee  shall,  to the extent consistent  with this  Agreement,  take such  reasonable  actions  as may be  necessary  to  ensure  that,  if this
Agreement were determined to create a security  interest in the Mortgage Loans,  any  Uncertificated  REMIC Regular
Interests and the other  property  described  above,  such security  interest would be determined to be a perfected security  interest of first  priority under  applicable  law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the  foregoing,  the Company shall prepare and deliver to the
Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Company,  all filings necessary to maintain the effectiveness of any original  filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the
Trustee's  security interest in or lien on the Mortgage Loans and any Uncertificated  REMIC Regular  Interests,  as
evidenced by an Officers'  Certificate of the Company,  including without  limitation (x) continuation  statements, and (y) such other  statements as may be occasioned by (1) any change of name of Residential  Funding,  the Company or the Trustee (such  preparation  and filing shall be at the expense of the Trustee,  if occasioned by a change in the  Trustee's  name),  (2) any  change of type or  jurisdiction  of  organization  of  Residential  Funding or the
Company,  (3) any transfer of any interest of  Residential  Funding or the Company in any Mortgage  Loan or (4) any
transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

         (g)      The Master  Servicer  hereby  acknowledges  the  receipt by it of each  Initial  Monthly  Payment
Fund.  The Master  Servicer  shall hold each  Initial  Monthly  Payment  Fund in the  Custodial  Account  and shall include the related Initial Monthly Payment Fund in the Available  Distribution  Amount for the each Loan Group for the initial  Distribution Date.  Notwithstanding  anything herein to the contrary,  neither Initial Monthly Payment
Fund shall be an asset of any REMIC.  To the  extent  that  either  Initial  Monthly  Payment  Fund  constitutes  a reserve  fund for federal  income tax  purposes,  (1) it shall be an outside  reserve  fund and not an asset of any
REMIC,  (2) it shall be owned by the  Seller  and (3)  amounts  transferred  by any REMIC to such  Initial  Monthly
Payment  Fund shall be treated as  transferred  to the Seller or any  successor,  all within the meaning of Section
1.860G-2(h) of the Treasury Regulations.

         (h)      (See Section 2.01(h) of the Standard Terms).

Section  2.02     Acceptance by Trustee.

                  The Trustee  acknowledges  receipt  (or,  with respect to Mortgage  Loans  subject to a Custodial
Agreement,  and based solely upon a receipt or certification  executed by the Custodian,  receipt by the respective
Custodian as the duly  appointed  agent of the Trustee) of the documents  referred to in Section  2.01(b)(i)  above
(except that for  purposes of such  acknowledgement  only,  a Mortgage  Note may be endorsed in blank) and declares that it, or the Custodian as its agent,  holds and will hold such documents and the other documents  constituting a part of the Custodial  Files  delivered to it, or a Custodian as its agent,  and the rights of Residential  Funding with respect to any Pledged Assets,  Additional  Collateral and the Surety Bond assigned to the Trustee pursuant to
Section  2.01,  in trust for the use and  benefit of all  present  and future  Certificateholders.  The  Trustee or
Custodian  (the  Custodian  being  so  obligated  under  a  Custodial   Agreement)   agrees,  for  the  benefit  of
Certificateholders,  to review each  Custodial  File  delivered  to it pursuant to Section  2.01(b)  within 45 days after the Closing Date to ascertain that all required  documents  (specifically  as set forth in Section  2.01(b)), have been executed and received,  and that such documents  relate to the Mortgage Loans  identified on the Mortgage
Loan Schedule,  as  supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate  (the
"Interim  Certification")  to the effect that all documents  required to be delivered  pursuant to Section  2.01(b)
above have been  executed and received and that such  documents  relate to the  Mortgage  Loans  identified  on the
Mortgage Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.
Upon delivery of the Custodial Files by the Company or the Master Servicer,  the Trustee shall acknowledge  receipt
(or,  with  respect to  Mortgage  Loans  subject  to a  Custodial  Agreement,  and based  solely  upon a receipt or certification  executed by the Custodian,  receipt by the respective  Custodian as the duly appointed  agent of the
Trustee) of the documents referred to in Section 2.01(c) above.

         If the  Custodian,  as the  Trustee's  agent,  finds any  document or documents  constituting  a part of a
Custodial  File to be missing or  defective,  the  Trustee  shall  promptly so notify the Master  Servicer  and the
Company.  Pursuant to Section 2.3 of the Custodial  Agreement,  the Custodian will notify the Master Servicer,  the
Company and the Trustee of any such omission or defect found by it in respect of any  Custodial  File held by it in respect of the items  reviewed by it pursuant to the Custodial  Agreement.  If such  omission or defect  materially and  adversely  affects  the  interests  of the  Certificateholders,  the Master  Servicer  shall  promptly  notify
Residential  Funding of such  omission or defect and request  Residential  Funding to correct or cure such omission or defect  within 60 days from the date the Master  Servicer  was  notified  of such  omission  or defect  and,  if
Residential  Funding  does not correct or cure such  omission or defect  within such  period,  require  Residential
Funding to purchase  such  Mortgage  Loan from the Trust Fund at its Purchase  Price,  within 90 days from the date the Master  Servicer was notified of such  omission or defect;  provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code,  any such cure or  repurchase  must occur within 90 days from the date such breach was  discovered.  The  Purchase  Price for any such  Mortgage  Loan shall be  deposited  by the Master  Servicer in the  Custodial  Account  maintained  by it pursuant to Section 3.07 and,  upon  receipt by the Trustee of written  notification  of such  deposit  signed by a
Servicing  Officer,  the Master  Servicer,  the Trustee or the  Custodian,  as the case may be,  shall  release the contents of any  related  Mortgage  File in its  possession  to the owner of such  Mortgage  Loan (or such  owner's designee),  and the Trustee shall execute and deliver such  instruments  of transfer or assignment  prepared by the
Master  Servicer,  in each case  without  recourse,  as shall be necessary  to vest in  Residential  Funding or its designee any Mortgage  Loan released  pursuant  hereto and  thereafter  such Mortgage Loan shall not be part of the
Trust Fund.  It is understood  and agreed that the  obligation  of  Residential  Funding to so cure or purchase any
Mortgage  Loan as to which a material  and adverse  defect in or omission of a  constituent  document  exists shall constitute the sole remedy  respecting such defect or omission  available to  Certificateholders  or the Trustee on behalf of the Certificateholders.

Section  2.03     Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)      The  Master   Servicer   hereby   represents   and  warrants  to  the  Trustee  for  the  benefit  of  the
Certificateholders that:

(i)      The Master  Servicer is a corporation  duly  organized,  validly  existing and in good standing  under the laws  governing its creation and existence and is or will be in compliance  with the laws of each state in which any  Mortgaged  Property is located to the extent  necessary  to ensure the  enforceability  of each
         Mortgage Loan in accordance with the terms of this Agreement;

(ii)     The execution and delivery of this  Agreement by the Master  Servicer and its  performance  and compliance with the terms of this Agreement will not violate the Master  Servicer's  Certificate of  Incorporation or
         Bylaws or constitute a material  default (or an event which,  with notice or lapse of time, or both, would constitute  a material  default)  under,  or result in the  material  breach of,  any  material  contract, agreement or other  instrument  to which the Master  Servicer is a party or which may be applicable to the
         Master Servicer or any of its assets;

(iii)    This  Agreement,  assuming  due  authorization,  execution  and  delivery by the Trustee and the  Company, constitutes  a valid,  legal and binding  obligation  of the Master  Servicer,  enforceable  against it in
         accordance  with  the  terms  hereof  subject  to  applicable  bankruptcy,   insolvency,   reorganization,
         moratorium  and other laws  affecting  the  enforcement  of  creditors'  rights  generally  and to general principles of equity,  regardless of whether such  enforcement  is considered in a proceeding in equity or at law;

(iv)     The  Master  Servicer  is not in  default  with  respect to any order or decree of any court or any order, regulation or demand of any federal,  state,  municipal or governmental  agency,  which default might have consequences  that would materially and adversely affect the condition  (financial or other) or operations of the Master  Servicer or its  properties  or might have  consequences  that would  materially  adversely affect its performance hereunder;

(v)      No  litigation  is pending  or, to the best of the Master  Servicer's  knowledge,  threatened  against the
         Master  Servicer  which would  prohibit its entering  into this  Agreement or performing  its  obligations under this Agreement;

(vi)     The Master  Servicer will comply in all material  respects in the  performance  of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)    No  information,  certificate  of an officer,  statement  furnished in writing or report  delivered to the
         Company,  any  Affiliate of the Company or the Trustee by the Master  Servicer  will,  to the knowledge of the Master  Servicer,  contain any untrue  statement of a material fact or omit a material fact  necessary to make the information, certificate, statement or report not misleading;

(viii)   The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms of each existing  Subservicing  Agreement and each designated  Subservicer  are acceptable to the Master  Servicer and any new  Subservicing  Agreements will comply with the provisions of Section 3.02; and

(ix)     The Master  Servicer is a member of MERS in good standing,  and will comply in all material  respects with the rules  and  procedures  of MERS in  connection  with the  servicing  of the  Mortgage  Loans  that are registered with MERS.

It is  understood  and agreed that the  representations  and  warranties  set forth in this Section  2.03(a)  shall survive delivery of the respective Custodial Files to the Trustee or the Custodian.

Upon  discovery  by either the  Company,  the Master  Servicer,  the  Trustee or the  Custodian  of a breach of any representation  or warranty set forth in this Section 2.03(a) which materially and adversely  affects the interests of the  Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach  shall give prompt  written notice to the other  parties (the  Custodian  being so obligated  under a Custodial  Agreement).  Within 90 days of its  discovery or its receipt of notice of such breach,  the Master  Servicer  shall either (i) cure such breach in all  material  respects  or (ii) to the extent  that such  breach is with  respect to a Mortgage  Loan or a related document,  purchase  such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in
Section  2.02;  provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage"  as defined in Section  860G(a)(3)  of the Code,  any such cure or  repurchase  must occur within 90 days from the date such  breach was  discovered.  The  obligation  of the Master  Servicer  to cure such breach or to so purchase  such  Mortgage  Loan shall  constitute  the sole  remedy in respect of a breach of a  representation  and warranty set forth in this Section  2.03(a)  available  to the  Certificateholders  or the Trustee on behalf of the
Certificateholders.

(b)      The Company hereby  represents and warrants to the Trustee for the benefit of  Certificateholders  that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i)      No Mortgage  Loan is 30 or more days  Delinquent  in payment of  principal  and interest as of the Cut-off
         Date and no  Mortgage  Loan has been so  Delinquent  more than once in the  12-month  period  prior to the
         Cut-off Date;

(ii)     The  information  set forth in Exhibit  One hereto  with  respect to each  Mortgage  Loan or the  Mortgage
         Loans,  as the case may be, is true and correct in all material  respects at the date or dates  respecting which such information is furnished;

(iii)    The Mortgage Loans are  fully-amortizing  (subject to interest only periods,  if  applicable),  fixed-rate mortgage loans with level Monthly  Payments due, with respect to a majority of the Mortgage  Loans, on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv)     To the best of the  Company's  knowledge,  if a Mortgage  Loan is secured by a Mortgaged  Property  with a
         Loan-to-Value  Ratio at  origination  in excess of 80%,  such  Mortgage  Loan is the  subject of a Primary
         Insurance  Policy that insures (a) at least 35% of the Stated  Principal  Balance of the Mortgage  Loan at
         origination  if the  Loan-to-Value  Ratio is between  100.00% and  95.01%,  (b) at least 30% of the Stated
         Principal  Balance of the Mortgage Loan at  origination if the  Loan-to-Value  Ratio is between 95.00% and
         90.01%,  (c) at least 25% of such balance if the Loan-to-Value  Ratio is between 90.00% and 85.01% and (d)
         at least 12% of such  balance if the  Loan-to-Value  Ratio is between  85.00% and  80.01%.  To the best of the Company's  knowledge,  each such Primary  Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v)      The issuers of the Primary Insurance Policies are insurance  companies whose  claims-paying  abilities are currently acceptable to each Rating Agency;

(vi)     No more than 0.6% of the Group I Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date are
         secured by Mortgaged  Properties located in any one zip code area in California,  and no more than 0.4% of the Group I Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged
         Properties  located in any one zip code area outside  California;  no more than 4.0% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged  Properties  located in any one zip code area in New York,  and no more  than  2.7% of the Group II Loans by  aggregate  Stated
         Principal Balance as of the Cut-off Date are secured by Mortgaged  Properties  located in any one zip code area outside New York;

(vii)    The  improvements  upon the  Mortgaged  Properties  are insured  against loss by fire and other hazards as required by the Program Guide,  including  flood  insurance if required under the National Flood Insurance
         Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain such casualty  insurance at the
         Mortgagor's  expense,  and on the Mortgagor's  failure to do so,  authorizes the holder of the Mortgage to obtain and maintain such  insurance at the  Mortgagor's  expense and to seek  reimbursement  therefor from the Mortgagor;

(viii)   Immediately  prior to the assignment of the Mortgage Loans to the Trustee,  the Company had good title to, and was the sole  owner of,  each  Mortgage  Loan  free and  clear of any  pledge,  lien,  encumbrance  or security interest (other than rights to servicing and related  compensation)  and such assignment  validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge,  lien,  encumbrance or security interest;

(ix)     No more than 49.1% of the Group I Loans by  aggregate  Stated  Principal  Balance as of the  Cut-off  Date
         were underwritten  under a reduced loan  documentation  program,  no more than 11.08% of the Group I Loans by aggregate Stated Principal  Balance as of the Cut-off Date were  underwritten  under a no-stated income program,  and no more than 13.26% of the Group I Loans by  aggregate  Stated  Principal  Balance as of the
         Cut-off Date were  underwritten  under a no income/no  asset program;  no more than 58.31% of the Group II
         Loans by  aggregate  Stated  Principal  Balance as of the Cut-off Date were  underwritten  under a reduced loan  documentation  program,  no more than  12.92% of the Group II Loans by  aggregate  Stated  Principal
         Balance as of the Cut-off  Date were  underwritten  under a  no-stated  income  program,  and no more than
         5.37% of the Group II Loans were underwritten under a no income/no asset program;

(x)      Except with respect to no more than 19.28% of the Group I Loans by aggregate Stated  Principal  Balance as of the Cut-off Date, and no more than 13.85% of the Group II Loans by aggregate Stated  Principal  Balance as of the Cut-off Date,  the Mortgagor  represented  in its loan  application  with respect to the related
         Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)     None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)    Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury
         Regulations  Section  1.860G-2(a)(1),  (2),  (4),  (5) and (6),  without  reliance  on the  provisions  of
         Treasury  Regulation Section  1.860G-2(a)(3) or Treasury  Regulation  Section  1.860G-2(f)(2) or any other provision  that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding  its failure to meet the  requirements of Section  860G(a)(3)(A)  of the Code and Treasury  Regulation  Section
         1.860G-2(a)(1), (2), (4), (5) and (6);

(xiii)   A policy of title  insurance  was  effective  as of the  closing  of each  Mortgage  Loan and is valid and binding and remains in full force and effect,  unless the  Mortgaged  Properties  are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv)    No more than 0.06% of the Group I Loans by  aggregate  Stated  Principal  Balance as of the Cut-off  Date,
         and none of the Group II Loans, are Cooperative Loans;

(xv)     With respect to each Mortgage Loan originated  under a "streamlined"  Mortgage Loan program (through which no new or updated  appraisals  of Mortgaged  Properties  are obtained in connection  with the  refinancing thereof),  the related Seller has represented that either (a) the value of the related Mortgaged  Property as of the date the Mortgage Loan was  originated  was not less than the  appraised  value of such property at the  time  of  origination  of the  refinanced  Mortgage  Loan or (b) the  Loan-to-Value  Ratio  of the
         Mortgage  Loan  as of the  date  of  origination  of the  Mortgage  Loan  generally  meets  the  Company's underwriting guidelines;

(xvi)    Interest on each Mortgage  Loan is  calculated on the basis of a 360-day year  consisting of twelve 30-day months;

(xvii)   None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii)  None of the Mortgage Loans have been made to  International  Borrowers,  and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix)    No Mortgage Loan provides for payments  that are subject to reduction by  withholding  taxes levied by any foreign (non-United States) sovereign government; and

(xx)     None of the Mortgage  Loans is an Additional  Collateral  Loan and none of the Mortgage Loans is a Pledged
         Asset Loan.

It is  understood  and agreed that the  representations  and  warranties  set forth in this Section  2.03(b)  shall survive delivery of the respective Custodial Files to the Trustee or any Custodian.

         Upon  discovery by any of the Company,  the Master  Servicer,  the Trustee or the Custodian of a breach of any of the  representations  and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (the Custodian  being so obligated  under the Custodial  Agreement);  provided, however,  that in the event of a breach of the representation and warranty set forth in Section  2.03(b)(xii),  the party  discovering  such  breach  shall  give such  notice  within  five days of  discovery.  Within 90 days of its discovery  or its  receipt of notice of breach,  the  Company  shall  either (i) cure such  breach in all  material respects  or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the  Purchase  Price and in the manner set forth in Section  2.02;  provided  that the Company  shall have the option to  substitute  a  Qualified  Substitute
Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following the Closing
Date;  provided  that if the  omission  or defect  would  cause the  Mortgage  Loan to be other  than a  "qualified mortgage" as defined in Section  860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for  substitutions by Residential  Funding.  It is understood and agreed that the  obligation  of the Company to cure such breach or to so purchase or  substitute  for any Mortgage Loan as to which such a breach has occurred and is  continuing  shall  constitute  the sole remedy  respecting  such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

Section  2.04     Representations and Warranties of Sellers.  (See Section 2.04 of the Standard Terms)

Section  2.05     Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in
REMIC I Certificates.

         The Trustee  acknowledges  the  assignment  to it of the Mortgage  Loans and the delivery of the Custodial
Files to it, or the Custodian on its behalf,  subject to any exceptions  noted,  together with the assignment to it of all  other  assets  included  in the  Trust  Fund  and/or  the  applicable  REMIC,  receipt  of which is  hereby acknowledged.  Concurrently  with such  delivery and in exchange  therefor,  the  Trustee,  pursuant to the written request of the Company  executed by an officer of the  Company,  has executed  and caused to be  authenticated  and delivered  to or upon the order of the  Company  the Class  R-I  Certificates  in  authorized  denominations  which together with the Uncertificated REMIC I Regular Interests, evidence the beneficial interest in REMIC I.

Section  2.06     Conveyance of Uncertificated REMIC I Regular Interests; Acceptance by the Trustee.

         The Company,  as of the Closing  Date,  and  concurrently  with the execution  and delivery  hereof,  does hereby  assign  without  recourse  all the right,  title and  interest of the Company in and to the  Uncertificated
REMIC I Regular  Interests to the Trustee for the benefit of the Holders of each Class of Certificates  (other than the Class R-I  Certificates).  The Trustee  acknowledges  receipt of the  Uncertificated  REMIC I Regular Interests and  declares  that it holds and will hold the same in trust for the  exclusive  use and benefit of all present and future Holders of each Class of  Certificates  (other than the Class R-I  Certificates).  The rights of the Holders of each Class of Certificates  (other than the Class R-I Certificates) to receive  distributions  from the proceeds of REMIC II in respect  of such  Classes,  and all  ownership  interests  of the  Holders  of such  Classes in such distributions, shall be as set forth in this Agreement.

Section  2.07     Issuance of Certificates Evidencing Interest in REMIC II.

         The Trustee  acknowledges  the  assignment  to it of the  Uncertificated  REMIC I Regular  Interests  and,
concurrently  therewith and in exchange  therefor,  pursuant to the written  request of the Company  executed by an officer of the  Company,  the Trustee has  executed  and caused to be  authenticated  and  delivered to or upon the order of the  Company,  all  Classes  of  Certificates  (other  than the  Class  R-I  Certificates)  in  authorized denominations, which evidence the ownership in the entire REMIC II.

Section  2.08     Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms).

Section 2.09.  Agreement Regarding Ability to Disclose.

                  The  Company,  the Master  Servicer  and the  Trustee  hereby  agree,  notwithstanding  any other express or implied  agreement to the contrary,  that any and all Persons,  and any of their  respective  employees, representatives,  and other agents may disclose,  immediately  upon  commencement  of  discussions,  to any and all
Persons,  without  limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind  (including  opinions or other tax  analyses)  that are  provided  to any of them  relating to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms "tax  treatment" and "tax  structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                           ADMINISTRATION AND SERVICING

                                                 OF MORTGAGE LOANS

                  Section 3.01      Master Servicer to Act as Servicer.  (See Section 3.01 of the Standard Terms)

                  Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers;  Enforcement
of Subservicers' and Sellers' Obligations.  (See Section 3.02 of the Standard Terms)

                  Section 3.03      Successor Subservicers.  (See Section 3.03 of the Standard Terms)

                  Section 3.04      Liability of the Master Servicer.  (See Section 3.04 of the Standard Terms)

                  Section 3.05      No   Contractual    Relationship    Between    Subservicer   and   Trustee   or
Certificateholders.  (See Section 3.05 of the Standard Terms)

                  Section 3.06      Assumption or Termination of Subservicing  Agreements by Trustee.  (See Section
3.06 of the Standard Terms)

                  Section 3.07      Collection of Certain  Mortgage Loan Payments;  Deposits to Custodial  Account.
(See Section 3.07 of the Standard Terms)

                  Section 3.08      Subservicing  Accounts;  Servicing Accounts.  (See Section 3.08 of the Standard
Terms)

                  Section 3.09      Access to Certain  Documentation and Information  Regarding the Mortgage Loans.
(See Section 3.09 of the Standard Terms)

                  Section 3.10      Permitted  Withdrawals  from the  Custodial  Account.  (See Section 3.10 of the
Standard Terms)

                  Section 3.11      Maintenance of the Primary Insurance  Policies;  Collections  Thereunder.  (See
Section 3.11 of the Standard Terms)

                  Section 3.12      Maintenance  of Fire  Insurance  and  Omissions  and  Fidelity  Coverage.  (See
Section 3.12 of the Standard Terms)

                  Section 3.13      Enforcement of Due-on-Sale Clauses;  Assumption and Modification  Agreements;
Certain Assignments.  (See Section 3.13 of the Standard Terms)

                  Section 3.14      Realization  Upon Defaulted  Mortgage Loans.  (See Section 3.14 of the Standard
Terms)

                  Section 3.15      Trustee to Cooperate; Release of Custodial Files.

(a)      Upon  becoming  aware of the  payment  in full of any  Mortgage  Loan,  or upon the  receipt by the Master
Servicer of a  notification  that payment in full will be escrowed in a manner  customary  for such  purposes,  the
Master Servicer will  immediately  notify the Trustee (if it holds the related  Custodial File) or the Custodian by a  certification  of a Servicing  Officer  (which  certification  shall  include a statement to the effect that all amounts  received or to be received in  connection  with such  payment  which are  required to be  deposited in the
Custodial  Account  pursuant to Section 3.07 have been or will be so deposited),  substantially in one of the forms attached as Exhibit F to the Standard  Terms,  or, in the case of the  Custodian,  an electronic  request in a form acceptable  to the  Custodian,  requesting  delivery  to it of the  Custodial  File.  Within two  Business  Days of
receipt of such  certification  and request,  the Trustee shall  release,  or cause the  Custodian to release,  the related  Custodial  File to the Master  Servicer.  The Master  Servicer is authorized to execute and deliver to the
Mortgagor  the  request for  reconveyance,  deed of  reconveyance  or release or  satisfaction  of mortgage or such instrument  releasing the lien of the Mortgage,  together  with the Mortgage  Note with,  as  appropriate,  written evidence of  cancellation  thereon  and to cause the  removal  from the  registration  on the MERS(R)System of such
Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments  of  satisfaction  or  cancellation  or of  partial  or full  release.  No  expenses  incurred  in connection  with any  instrument  of  satisfaction  or deed of  reconveyance  shall be  chargeable to the Custodial
Account or the Certificate Account.

(b)      From time to time as is  appropriate  for the servicing or  foreclosure  of any Mortgage  Loan, the Master
Servicer  shall  deliver to the  Custodian,  with a copy to the  Trustee,  a  certificate  of a  Servicing  Officer substantially  in one of the forms attached as Exhibit F to the Standard  Terms,  or, in the case of the Custodian, an electronic  request in a form  acceptable to the Custodian,  requesting  that possession of all, or any document constituting  part of, the Custodial  File be released to the Master  Servicer and  certifying as to the reason for such release and that such release will not invalidate any insurance  coverage  provided in respect of the Mortgage
Loan under any Required Insurance Policy.  Upon receipt of the foregoing,  the Trustee shall deliver,  or cause the
Custodian to deliver,  the  Custodial  File or any document  therein to the Master  Servicer.  The Master  Servicer shall  cause each  Custodial  File or any  document  therein so released  to be  returned  to the  Trustee,  or the
Custodian as agent for the Trustee when the need therefor by the Master  Servicer no longer exists,  unless (i) the
Mortgage Loan has been  liquidated and the Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the Custodial  Account or (ii) the  Custodial  File or such  document has been  delivered  directly or through a
Subservicer  to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of initiating or pursuing  legal action or other  proceedings  for the  foreclosure of the Mortgaged  Property  either judicially  or  non-judicially,  and the Master  Servicer has delivered  directly or through a  Subservicer  to the
Trustee a  certificate  of a Servicing  Officer  certifying  as to the name and address of the Person to which such
Custodial  File or such document was delivered  and the purpose or purposes of such  delivery.  In the event of the liquidation  of a Mortgage  Loan,  the Trustee  shall  deliver the Request for Release with respect  thereto to the
Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c)      The  Trustee or the Master  Servicer  on the  Trustee's  behalf  shall  execute  and deliver to the Master
Servicer,  if necessary,  any court  pleadings,  requests for trustee's  sale or other  documents  necessary to the foreclosure  or  trustee's  sale in  respect  of a  Mortgaged  Property  or to any legal  action  brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other  remedies  or rights  provided by the  Mortgage  Note or Mortgage  or  otherwise  available  at law or in equity.  Together with such  documents or pleadings (if signed by the Trustee),  the Master  Servicer shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings  are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance  coverage under any Required  Insurance Policy or invalidate  or  otherwise  affect  the  lien of the  Mortgage,  except  for  the  termination  of such a lien  upon completion of the foreclosure or trustee's sale.

                  Section 3.16      Servicing and Other Compensation;  Compensating Interest.  (See Section 3.16 of
the Standard Terms)

                  Section 3.17      Reports to the Trustee  and the  Company.  (See  Section  3.17 of the  Standard
Terms)

                  Section 3.18      Annual Statement as to Compliance and Servicing  Assessment.  (See Section 3.18
of the Standard Terms)

                  Section 3.19      Annual Independent Public  Accountants'  Servicing Report. (See Section 3.19 of
the Standard Terms)

                  Section 3.20      Rights of the Company in Respect of the Master  Servicer.  (See Section 3.20 of
the Standard Terms)

                  Section 3.21      Administration of Buydown Funds.  (See Section 3.21 of the Standard Terms)

                  Section 3.22      Advance Facility.  (See Section 3.22 of the Standard Terms)

ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

Section  4.01     Certificate Account.  (See Section 4.01 of the Standard Terms).

Section  4.02     Distributions.

(a)      On each  Distribution  Date the Master Servicer on behalf of the Trustee (or the Paying Agent appointed by the  Trustee)  shall  distribute  to the  Master  Servicer,  in the  case of a  distribution  pursuant  to  Section
4.02(a)(iii)  below,  and to each  Certificateholder  of record on the next  preceding  Record  Date (other than as provided  in Section  9.01  respecting  the final  distribution)  either in  immediately  available  funds (by wire transfer or  otherwise)  to the account of such  Certificateholder  at a bank or other  entity  having  appropriate facilities  therefor,  if such  Certificateholder  has so notified the Master  Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder  has not so notified  the Master  Servicer  or the Paying  Agent by the
Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate
Register such  Certificateholder's  share (which share (A) with respect to each Class of  Certificates  (other than any  Subclass  of the  Class  A-V  Certificates),  shall be  based on the  aggregate  of the  Percentage  Interests represented  by  Certificates  of the  applicable  Class held by such Holder or (B) with respect to any Subclass of the Class A-V  Certificates,  shall be equal to the  amount (if any)  distributed  pursuant  to Section  4.02(a)(i)
below to each Holder of a Subclass thereof) of the following  amounts,  in the following order of priority (subject to the  provisions  of Section  4.02(b),  (c) and (e) below),  in each case to the extent of the related  Available
Distribution Amount remaining:

(i)      (X)               from the Available  Distribution  Amount  related to Loan Group I, to the holders of the
         Group I Senior  Certificates  (other than,  on or prior to the  Accretion  Termination  Date,  the Accrual
         Certificates  to the extent of the Accrual  Distribution  Amount),  Accrued  Certificate  Interest on such
         Classes of  Certificates  for such  Distribution  Date,  plus any  Accrued  Certificate  Interest  thereon remaining  unpaid from any  previous  Distribution  Date except as provided in the last  paragraph of this
         Section 4.02(a);

                           (Y)      from  the  Available  Distribution  Amount  related  to Loan  Group II , to the
         holders  of  the  Group  II  Senior  Certificates,   Accrued  Certificate  Interest  on  such  Classes  of
         Certificates for such Distribution  Date, plus any Accrued  Certificate  Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

                           (Z)      from the Available  Distribution Amount derived from the related Loan Group, on a parity with the distributions in Sections 4.02(a)(i)(X) and 4.02(a)(i)(Y),  as applicable,  to the Class
         A-V Certificates (or Subclasses,  if any) in proportion to the respective  amounts of Accrued  Certificate
         Interest  thereon  derived  from  each  Loan  Group,   Accrued  Certificate  Interest  on  the  Class  A-V
         Certificates (or Subclasses,  if any) with respect to such  Distribution Date and derived from the related
         Loan  Group,  plus  any  Accrued   Certificate   Interest  thereon  remaining  unpaid  from  any  previous
         Distribution  Date with  respect to such Loan  Group  except as  provided  in the last  paragraph  of this
         Section 4.02(a);

(ii)     (X)               to  the  Class  A-P  Certificates,  from  the  Available  Distribution  Amount  for  the respective  Loan  Groups,  the sum of Class  A-P  Principal  Distribution  Amounts  for both  Loan  Groups
         (applied to reduce the Certificate Principal Balance of the Class A-P Certificates);

                           (Y)      to the Class I-A-1 Certificates, the Accrual Distribution Amount; and

                           (Z)      to the Senior  Certificates  (other than the Class  I-A-7,  Class A-P and Class
         A-V Certificates) of each Certificate Group, from the Available  Distribution  Amount for the related Loan
         Group in the priorities  and amounts set forth in Section  4.02(b),  the sum of the following  (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                           (A)      the related Senior Percentage for such Distribution Date and Loan Group, as applicable, times the sum of the following:

                                    (1)     the  principal  portion of each Monthly  Payment due during the related
                           Due Period on each  Outstanding  Mortgage Loan in the related Loan Group (other than the related  Discount  Fraction of the  principal  portion of such payment with respect to a
                           Discount  Mortgage  Loan,  if any),  whether or not  received on or prior to the related
                           Determination  Date,  minus the principal  portion of any Debt Service  Reduction (other than the  related  Discount  Fraction  of the  principal  portion  of such Debt  Service
                           Reductions  with  respect to each  Discount  Mortgage  Loan) which  together  with other
                           Bankruptcy Losses exceeds the Bankruptcy Amount;

                                    (2)     the Stated  Principal  Balance of any Mortgage Loan in the related Loan
                           Group  repurchased  during  the  preceding  calendar  month  (or  deemed to have been so repurchased in accordance  with Section  3.07(b))  pursuant to Section 2.02,  2.03, 2.04 or  4.07  and  the  amount  of any  shortfall  deposited  in the  Custodial  Account  in connection  with  the  substitution  of a  Deleted  Mortgage  Loan  in such  Loan  Group pursuant to Section  2.03 or 2.04 during the  preceding  calendar  month (other than the related  Discount  Fraction of such Stated  Principal  Balance or shortfall with respect to each Discount Mortgage Loan, if any); and

                                    (3)     the  principal  portion  of all other  unscheduled  collections  (other than Principal  Prepayments in Full and  Curtailments and amounts received in connection with a Cash  Liquidation  or REO  Disposition  of a Mortgage  Loan  described in Section
                           4.02(a)(ii)(Z)(B)  of this Series  Supplement,  including without  limitation  Insurance
                           Proceeds,  Liquidation  Proceeds  and REO  Proceeds)  with  respect to the related  Loan
                           Group,  including  Subsequent  Recoveries,  received during the preceding calendar month
                           (or deemed to have been so received in  accordance  with Section  3.07(b)) to the extent applied by the Master  Servicer as recoveries of principal of the related  Mortgage Loan pursuant  to  Section  3.14 of the  Standard  Terms  (other  than the  related  Discount
                           Fraction of the  principal  portion of such  unscheduled  collections,  with  respect to each Discount Mortgage Loan, if any, in the related Loan Group);

                           (B)      with respect to each  Mortgage  Loan in the related Loan Group for which a Cash
                  Liquidation or a REO Disposition  occurred during the preceding  calendar month (or was deemed to have occurred  during such period in accordance  with Section  3.07(b) of the Standard Terms) and did not result in any Excess  Special  Hazard  Losses,  Excess Fraud  Losses,  Excess  Bankruptcy
                  Losses  or  Extraordinary  Losses,  an  amount  equal to the  lesser  of (a) the  related  Senior
                  Percentage for such  Distribution  Date times the Stated Principal  Balance of such Mortgage Loan
                  (other than the related  Discount  Fraction of such Stated  Principal  Balance,  with  respect to each Discount Mortgage Loan) and (b) the related Senior Accelerated  Distribution  Percentage for such Distribution Date times the related  unscheduled  collections  (including without limitation
                  Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds) to the extent applied by the Master
                  Servicer as  recoveries  of principal of the related  Mortgage  Loan  pursuant to Section 3.14 of the Standard  Terms (in each case other than the portion of such  unscheduled  collections,  with respect to a Discount  Mortgage  Loan,  included  in clause  (C) of the  definition  of Class A-P
                  Principal Distribution Amount);

                           (C)      the related Senior  Accelerated  Distribution  Percentage for such Distribution
                  Date times the  aggregate of all Principal  Prepayments  in Full with respect to the related Loan
                  Group  received in the related  Prepayment  Period and  Curtailments  with respect to the related
                  Loan Group  received in the preceding  calendar month (other than the related  Discount  Fraction of such Principal  Prepayments in Full and  Curtailments,  with respect to each Discount Mortgage
                  Loan in the related Loan Group);

                           (D)      any portion of the Excess  Subordinate  Principal Amount for such  Distribution
                  Date allocated with respect to such Loan Group;

                           (E)      amounts allocated to the related Certificate Group, as applicable,  pursuant to
                  Section 4.02(j); and

                           (F)      any amounts described in subsection  (ii)(Y),  clauses (A), (B) and (C) of this
                  Section  4.02(a),  as determined for any previous  Distribution  Date,  which remain unpaid after application  of amounts  previously  distributed  pursuant  to this clause (F) to the extent that such  amounts  are  not  attributable  to  Realized  Losses  which  have  been  allocated  to the
                  Subordinate Certificates; minus

                           (G)      the related  Capitalization  Reimbursement  Amount for such Distribution  Date, other than the related  Discount  Fraction of any portion of that amount related to each Discount
                  Mortgage  Loan,  if any, in the related Loan Group,  multiplied  by a fraction,  the numerator of which is the Senior  Principal  Distribution  Amount,  without  giving effect to this clause (G), and the  denominator  of which is the sum of the principal  distribution  amounts for all Classes of  related  Certificates  other  than the Class A-P  Certificates,  payable  from the  Available
                  Distribution  Amount for the related Loan Group without  giving effect to any  reductions for the
                  Capitalization Reimbursement Amount;

(iii)    if the Certificate  Principal Balances of the Subordinate  Certificates  relating to a Loan Group have not been reduced to zero, to the Master  Servicer or a Subservicer,  by remitting for deposit to the Custodial
         Account,  to the extent of and in reimbursement for any Advances or Subservicer  Advances  previously made with respect to any related  Mortgage Loan or REO Property which remain  unreimbursed  in whole or in part following the Cash  Liquidation or REO  Disposition of such Mortgage Loan or REO Property,  minus any such
         Advances that were made with respect to delinquencies  that ultimately  constituted  Excess Special Hazard
         Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(iv)     to the  Holders  of the  Class  M-1  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
         Distribution  Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous
         Distribution Date, except as provided below;

(v)      to the  Holders  of the  Class  M-1  Certificates,  an  amount  equal  to (x)  the  Subordinate  Principal
         Distribution  Amount for such Class of Certificates for each Loan Group for such Distribution  Date, minus
         (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts available  pursuant to clause (x) of Sections
         4.02(a)(vii),  (ix), (xi),  (xiii),  (xiv) and (xv) of this Series  Supplement are insufficient  therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(vi)     to the  Holders  of the  Class  M-2  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
         Distribution  Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous
         Distribution Date, except as provided below;

(vii)    to the  Holders  of the  Class  M-2  Certificates,  an  amount  equal  to (x)  the  Subordinate  Principal
         Distribution  Amount for such Class of Certificates for each Loan Group for such Distribution  Date, minus
         (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts available  pursuant to clause (x) of Sections
         4.02(a)  (ix),  (xi),  (xiii),  (xiv) and (xv) are  insufficient  therefor,  applied in  reduction  of the
         Certificate Principal Balance of the Class M-2 Certificates;

(viii)   to the  Holders  of the  Class  M-3  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
         Distribution  Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous
         Distribution Date, except as provided below;

(ix)     to the  Holders  of the  Class  M-3  Certificates,  an  amount  equal  to (x)  the  Subordinate  Principal
         Distribution  Amount for such Class of Certificates for each Loan Group for such  Distribution  Date minus
         (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts available  pursuant to clause (x) of Sections
         4.02(a)(xi),  (xiii),  (xiv) and (xv) are insufficient  therefor,  applied in reduction of the Certificate
         Principal Balance of the Class M-3 Certificates;

(x)      to the  Holders  of the  Class  B-1  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
         Distribution  Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous
         Distribution Date, except as provided below;

(xi)     to the  Holders  of the  Class  B-1  Certificates,  an  amount  equal  to (x)  the  Subordinate  Principal
         Distribution  Amount for such Class of Certificates for each Loan Group for such  Distribution  Date minus
         (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts available  pursuant to clause (x) of Sections
         4.02(a)(xiii),  (xiv)  and (xv)  are  insufficient  therefor,  applied  in  reduction  of the  Certificate
         Principal Balance of the Class B-1 Certificates;

(xii)    to the  Holders  of the  Class  B-2  Certificates,  the  Accrued  Certificate  Interest  thereon  for such
         Distribution  Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous
         Distribution Date, except as provided below;

(xiii)   to the  Holders  of the  Class  B-2  Certificates,  an  amount  equal  to (x)  the  Subordinate  Principal
         Distribution  Amount for such Class of Certificates for each Loan Group for such  Distribution  Date minus
         (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts available  pursuant to clause (x) of Sections
         4.02(a)(xiv)  and (xv) are  insufficient  therefor,  applied in  reduction  of the  Certificate  Principal
         Balance of the Class B-2 Certificates;

(xiv)    to the Holders of the Class B-3  Certificates,  an amount  equal to (x) the Accrued  Certificate  Interest thereon for such Distribution  Date, plus any Accrued  Certificate  Interest thereon remaining unpaid from any  previous  Distribution  Date,  except  as  provided  below,  minus  (y) the  amount  of any Class A-P
         Collection  Shortfalls  for such  Distribution  Date or  remaining  unpaid for all  previous  Distribution
         Dates,  to  the  extent  the  amounts  available  pursuant  to  clause  (x)  of  Section  4.02(a)(xv)  are insufficient therefor;
(xv)     to the  Holders  of the  Class  B-3  Certificates,  an  amount  equal  to (x)  the  Subordinate  Principal
         Distribution  Amount for such Class of Certificates for each Loan Group for such  Distribution  Date minus
         (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution Date or remaining unpaid for all previous  Distribution  Dates applied in reduction of the Certificate  Principal  Balance of the Class
         B-3 Certificates;

(xvi)    to the  Senior  Certificates,  on a pro  rata  basis  in  accordance  with  their  respective  outstanding
         Certificate  Principal  Balances,  the  portion,  if any, of the  Available  Distribution  Amounts for the
         related  Loan Group  remaining  after the  foregoing  distributions,  applied  to reduce  the  Certificate
         Principal  Balances  of  such  Senior  Certificates,  but in no  event  more  than  the  aggregate  of the outstanding Certificate Principal Balances of each such Class of Senior Certificates,  and thereafter,  to each  Class of  related  Subordinate  Certificates  then  outstanding  beginning  with such Class with the
         Highest Priority,  any portion of the related Available  Distribution  Amounts remaining after the related
         Senior  Certificates have been retired,  applied to reduce the Certificate  Principal Balance of each such
         Class  of  related  Subordinate  Certificates,  but in no event  more  than  the  outstanding  Certificate
         Principal Balance of each such Class of Subordinate Certificates; and

(xvii)   to the Class R-II Certificates,  the balance, if any, of the Available  Distribution  Amounts for all Loan
         Groups.

         Notwithstanding  the  foregoing,  on any  Distribution  Date,  with  respect  to the Class of  Subordinate
Certificates  outstanding  on such  Distribution  Date with the Lowest  Priority,  or in the event the  Subordinate
Certificates are no longer  outstanding,  the related Senior  Certificates,  Accrued  Certificate  Interest thereon remaining  unpaid  from  any  previous  Distribution  Date  will be  distributable  only to the  extent  that (1) a shortfall in the amounts available to pay Accrued  Certificate  Interest on any Class of Certificates  results from an interest rate reduction in connection  with a Servicing  Modification,  or (2) such unpaid  Accrued  Certificate
Interest  was  attributable  to interest  shortfalls  relating  to the  failure of the Master  Servicer to make any required  Advance,  or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable
Advance with respect to the related  Mortgage  Loan where such Mortgage Loan has not yet been the subject of a Cash
Liquidation or REO Disposition or the related  Liquidation  Proceeds,  Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b)      Distributions of principal on the Senior Certificates on each Distribution Date will be made as follows:

(i)      the Class A-P  Principal  Distribution  Amount for each Loan Group shall be  distributed  to the Class A-P
         Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(ii)     an amount equal to the Accrual  Distribution  Amount shall be distributed to the Class I-A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(iii)    an amount  equal to the Senior  Principal  Distribution  Amount for Loan Group I shall be  distributed  as follows:

(A)           first,  to the Class R-I  Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero

(B)           second,  the balance of the Senior Principal  Distribution  Amount remaining after the distributions, if any,  described in clause  (b)(iii)(A)  above shall be  distributed  in the  following  manner and priority:

(a)      first, to the Class I-A-4  Certificates  and Class I-A-6  Certificates,  on a pro rata basis in accordance with  their  respective  Certificate  Principal  Balances,  until the  Certificate  Principal
                      Balances  thereof have been reduced to zero, in an amount equal to the Lockout  Percentage of the Class I-A-4  Certificates  and Class  I-A-6  Certificates'  pro rata share  (based on the aggregate  Certificate  Principal  Balance thereof relative to the aggregate Stated Principal
                      Balance of the  Mortgage  Loans in Loan Group I (other  than the  Discount  Fractions  of the
                      Discount  Mortgage Loans in Loan Group I)) of the aggregate of the  collections  described in clauses  (A),  (B),  (C),  (D) and (E) (net of  amounts  set forth in clause  (F)) of Section
                      4.02(a)(ii)(Z)  with respect to Loan Group I, without  application  of the Senior  Percentage or the Senior  Accelerated  Distribution  Percentage  with respect to Loan Group I; provided, however,  that if the  aggregate of the amounts set forth in clauses (A),  (B),  (C), (D) and
                      (E) (net of amounts set forth in clause (F)) of Section  4.02(a)(ii)(Z)  with respect to Loan
                      Group I is more than the balance of the Available  Distribution  Amount  remaining  after the
                      Senior  Interest  Distribution  Amount and the Class A-P Principal  Distribution  Amount with respect  to  Loan  Group  I have  been  distributed,  the  amount  paid  to the  Class  I-A-4
                      Certificates and Class I-A-6 Certificates pursuant to this Section  4.02(b)(iii)(B)(a)  shall be reduced by an amount equal to the Class I-A-4  Certificates and Class I-A-6  Certificates'
                      pro rata share  (based on the  aggregate  Certificate  Principal  Balance of the Class  I-A-4
                      Certificates and Class I-A-6  Certificates  relative to the aggregate  Certificate  Principal
                      Balance of the Group I Senior Certificates) of such difference;

(b)      second, an amount up to $1,000 for each  Distribution  Date, after giving effect to the application of the
                      Accrual  Distribution  Amount,  sequentially to the Class I-A-1  Certificates and Class I-A-5
                      Certificates,  in that order,  in each case until the Certificate  Principal  Balance thereof has been reduced to zero;

(c)      third,  on each  Distribution  Date on or after the  Distribution  Date in September 2007, an amount up to
                      $2,475,000  sequentially to the Class I-A-2  Certificates  and Class I-A-8  Certificates,  in
                      that order,  in each case until the  Certificate  Principal  Balance thereof has been reduced to zero;

(d)      fourth, an amount up to $3,880,000 for each  Distribution  Date, after giving effect to the application of amounts  described in Section  4.02(b)(iii)(B)(b)  above (but without regard to the amount of the Accrual  Distribution  Amount),  to the Class I-A-1  Certificates,  until the Certificate
                      Principal Balance thereof has been reduced to zero;

(e)      fifth, to the Class I-A-5 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

(f)      sixth, to the Class I-A-1 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

(g)      seventh,  to the Class I-A-2  Certificates  and Class I-A-8  Certificates,  sequentially in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero;

(h)      eighth,  to the Class  I-A-3  Certificates,  until the  Certificate  Principal  Balance  thereof  has been reduced to zero; and

(i)      ninth, to the Class I-A-4  Certificates  and Class I-A-6  Certificates,  on a pro rata basis in accordance with  their  respective  Certificate  Principal  Balances,  until the  Certificate  Principal
                      Balances thereof have been reduced to zero; and

(iv)     an amount equal to the Senior  Principal  Distribution  Amount for Loan Group II shall be  distributed  as follows:

(A)               first, to the Class R-II Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero; and

(B)           second, to the Class II-A-1  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero.

(c)      Notwithstanding  Section  4.02(b),  on or after the Credit Support  Depletion Date, an amount equal to the
Class A-P  Distribution  Amount for each Loan Group will be distributed to the Class A-P  Certificates and then the
Senior  Principal  Distribution  Amount for the related  Loan Group will be  distributed  to the  remaining  Senior
Certificates  in  the  related  Certificate  Group  pro  rata  in  accordance  with  their  respective  outstanding
Certificate Principal Balances.

(d)      After the  reduction of the  Certificate  Principal  Balances of all Classes of Senior  Certificates  of a
Certificate  Group to zero but prior to the  Credit  Support  Depletion  Date,  such  Senior  Certificates  will be entitled to no further  distributions of principal thereon and the applicable  Available  Distribution  Amount will be  distributed  solely  to the  holders  of the  Class  A-P  Certificates,  the  Class  A-V  Certificates  and the
Subordinate Certificates, in each case as described herein.

(e)      In  addition  to the  foregoing  distributions,  with  respect to any  Subsequent  Recoveries,  the Master
Servicer shall deposit such funds into the Custodial  Account  pursuant to Section  3.07(b)(iii).  If, after taking into account such Subsequent  Recoveries,  the amount of a Realized Loss is reduced,  the amount of such Subsequent
Recoveries will be applied to increase the Certificate  Principal Balance of the Class of Subordinate  Certificates
with a  Certificate  Principal  Balance  greater  than zero with the highest  payment  priority  to which  Realized
Losses,  other than Excess Bankruptcy Losses,  Excess Fraud Losses,  Excess Special Hazard Losses and Extraordinary
Losses,  have been  allocated,  but not by more than the amount of Realized  Losses  previously  allocated  to that
Class of  Certificates  pursuant  to  Section  4.05.  The amount of any  remaining  Subsequent  Recoveries  will be applied to increase from zero the Certificate  Principal  Balance of the Class of Certificates  with the next lower payment priority,  up to the amount of Realized Losses previously allocated to that Class of Certificates  pursuant to  Section  4.05.  Any  remaining  Subsequent  Recoveries  will in turn be  applied  to  increase  from  zero  the
Certificate  Principal  Balance of the Class of Certificates  with the next lower payment priority up to the amount of  Realized  Losses  previously  allocated  to that Class of  Certificates  pursuant to Section  4.05,  and so on.
Holders of such  Certificates  will not be entitled to any  payment in respect of Accrued  Certificate  Interest on the amount of such  increases for any Interest  Accrual Period  preceding the Interest  Accrual Period that relates to the  Distribution  Date on which such increase  occurs.  Any such increases  shall be applied to the Certificate
Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(f)      [Reserved].

(g)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the Depository,  as Holder thereof,  and the  Depository  shall be solely  responsible  for crediting the amount of such  distribution  to the accounts of its Depository  Participants in accordance  with its normal  procedures.  Each  Depository  Participant shall be responsible  for disbursing such  distribution  to the  Certificate  Owners that it represents and to each indirect  participating  brokerage firm (a "brokerage  firm") for which it acts as agent. Each brokerage firm shall be  responsible  for  disbursing  funds to the  Certificate  Owners that it  represents.  None of the Trustee,  the
Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(h)      Except  as  otherwise  provided  in  Section  9.01,  if the  Master  Servicer  anticipates  that  a  final distribution  with respect to any Class of  Certificates  will be made on a future  Distribution  Date,  the Master
Servicer shall,  no later than 40 days prior to such final  Distribution  Date,  notify the Trustee and the Trustee shall,  not  earlier  than the 15th day and not later  than the 25th day of the month next  preceding  the month of such final  distribution,  distribute,  or cause to be distributed,  to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee  anticipates that the final  distribution  with respect to such Class of
Certificates  will be made on such  Distribution Date but only upon presentation and surrender of such Certificates at the  office of the  Trustee  or as  otherwise  specified  therein,  and (ii) no  interest  shall  accrue on such
Certificates  from and after the end of the related Interest Accrual Period.  In the event that  Certificateholders required to surrender  their  Certificates  pursuant to Section  9.01(c) do not surrender  their  Certificates  for final  cancellation,  the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate  Account and credited to a separate escrow account for the benefit of such  Certificateholders as provided in Section 9.01(d).

(i)      On any  Distribution  Date prior to the occurrence of the Credit Support  Depletion Date that occurs after the  reduction  of the  aggregate  Certificate  Principal  Balance of the Group I Senior  Certificates  or Group II
Senior Certificates to zero, the outstanding  Certificates  relating to the other of Group I Senior Certificates or
Group II Senior Certificates,  as applicable,  will be entitled to receive 100% of the mortgagor prepayments on the
Mortgage  Loans in the Loan Group  related to the  Certificate  Group that has been  reduced to zero.  Such amounts allocated  to a  Certificate  Group  shall be  treated as part of the  related  Available  Distribution  Amount and distributed  as part of the related  Senior  Principal  Distribution  Amount in accordance  with the priorities set forth in  Section  4.02(b)  above,  in  reduction  of such  Certificate  Principal  Balances.  Notwithstanding  the
foregoing,  the  remaining  Certificates  in a  Certificate  Group  will  not  be  entitled  to  receive  mortgagor prepayments  on the  Mortgage  Loans in the Loan Group  related to the  Certificate  Group that has been reduced to zero if the following two conditions are satisfied:  (1) the weighted  average of the  Subordinate  Percentages for both Loan Group I and Loan  Group II for such  Distribution  Date,  weighted  on the basis of the Stated  Principal
Balances  of the  Mortgage  Loans in the  related  Loan Group,  is at least two times the  weighted  average of the initial  Subordinate  Percentages  for both such Loan  Groups,  calculated  on that  basis and (2) the  outstanding principal  balance of the Mortgage Loans in both Loan Groups  delinquent 60 days or more averaged over the last six months,  as a percentage of the aggregate  outstanding  Certificate  Principal  Balance of the Class M Certificates
and Class B Certificates, is less than 50%.

(j)      For  any  Undercollateralized  Certificate  Group  relating  to  Loan  Group  I or  Loan  Group  II on any
Distribution  Date prior to the Credit Support  Depletion Date (i) 100% of the mortgagor  prepayments  allocable to the Class M Certificates  and Class B  Certificates  on the Mortgage  Loans in the  non-related  Loan Group will be distributed to such  Undercollateralized  Certificate  Group in accordance with the priorities set forth in Section
4.02(b) above,  for the related Senior Principal  Distribution  Amount,  in reduction of the aggregate  Certificate
Principal  Balance of such  Undercollateralized  Certificate  Group,  until such  aggregate  Certificate  Principal
Balance equals the aggregate Stated  Principal  Balance of the Mortgage Loans in the related Loan Group and (ii) an amount equal to one month's interest at the related  Discount Net Mortgage Rate on the related  Undercollateralized
Amount will be  distributed  from that portion of the Available  Distribution  Amount for a non-related  Loan Group that  would be  otherwise  allocable  to the  Class M  Certificates  and  Class B  Certificates,  in the  following priority:  first to pay any unpaid interest on such  Undercollateralized  Certificate  Group, pro rata, and then to pay principal thereon in the manner described in clause (i) above.

(k)      On each  Distribution  Date preceding the Accretion  Termination  Date, the Accrued  Certificate  Interest
that would  otherwise be distributed to the Class I-A-5  Certificates  will be added to the  Certificate  Principal
Balance of the Class I-A-5  Certificates and will be distributed to the holders of the Class I-A-1  Certificates as distributions of principal  pursuant to Section  4.02(b)(ii) in reduction of the Certificate  Principal  Balance of the  Class  I-A-1  Certificates.  Any  distributions  of  the  Accrual  Distribution  Amount  to  the  Class  I-A-1
Certificates  will reduce the Certificate  Principal  Balance of the Class I-A-1  Certificates by such amount.  The amount that is added to the Certificate  Principal Balance of the Class I-A-5  Certificates will accrue interest at a rate of 6.50% per  annum.  On each  Distribution  Date on or after the  Accretion  Termination  Date,  the entire
Accrued  Certificate  Interest on the Class I-A-5  Certificates for such date will be payable to the holders of the
Class I-A-5  Certificates,  as interest to the extent not  required to be paid to the Class I-A-1  Certificates  in order to fully reduce the Certificate  Principal  Balance of the Class I-A-1  Certificates to zero on the Accretion
Termination Date; provided,  however,  that if the Accretion Termination Date is the Credit Support Depletion Date,
the entire  Accrual  Distribution  Amount for that date will be payable  as  interest  to the  holders of the Class
I-A-5 Certificates.

Section  4.03     Statements to  Certificateholders;  Statements to the Rating  Agencies;  Exchange Act  Reporting.
(See Section 4.03 of the Standard Terms)

Section  4.04     Distribution  of Reports to the Trustee and the Company;  Advances by the Master  Servicer.  (See
Section 4.04 of the Standard Terms)

Section  4.05     Allocation of Realized Losses.

     Prior to each  Distribution  Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation,  Servicing Modification,  Debt Service Reduction, Deficient Valuation
or REO Disposition that occurred during the related  Prepayment Period or, in the case of a Servicing  Modification that  constitutes a reduction of the interest rate on a Mortgage  Loan, the amount of the reduction in the interest portion of the  Monthly  Payment  due during the related  Due  Period.  The amount of each  Realized  Loss shall be evidenced by an Officers'  Certificate.  All Realized  Losses,  other than Excess  Special  Hazard  Losses,  Excess
Bankruptcy  Losses,  Excess  Fraud  Losses or  Extraordinary  Losses,  on Mortgage  Loans shall be allocated to the
Certificates:  first,  to the Class B-3  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;  second, to the Class B-2 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;  third, to the Class B-1  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;  fourth, to the Class M-3 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;  fifth, to the Class M-2  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;  sixth, to the Class M-1  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;  and,  thereafter,  if any such  Realized  Loss is on a Discount  Mortgage  Loan, to the Class A-P
Certificates  in an amount equal to the related  Discount  Fraction of the  principal  portion of the Realized Loss until the Certificate  Principal  Balance of the Class A-P Certificates has been reduced to zero, and the remainder of such  Realized  Losses on the Discount  Mortgage  Loans in the related Loan Group and the entire  amount of such
Realized  Losses on  Non-Discount  Mortgage  Loans in the related  Loan Group will be  allocated  among the Group I
Senior  Certificates (in the case of a Group I Loan),  the Group II Senior  Certificates (in the case of a Group II
Loan) and the Class A-V  Certificates  (in the case of the interest  portion of a Realized  Loss on a Mortgage Loan in any Loan Group) on a pro rata basis,  as described  below;  provided,  however,  that up to  $1,012,000  of such
Realized Losses  otherwise  allocable to the Class I-A-3  Certificates and up to $2,544,000 of such Realized Losses otherwise  allocable to the Class I-A-4  Certificates will be allocated to the Senior Support  Certificates,  until the Certificate Principal Balance of the Senior Support Certificates has been reduced to zero.

         The principal portion of any Excess Special Hazard Losses,  Excess Bankruptcy Losses,  Excess Fraud Losses
and  Extraordinary  Losses on Discount  Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the  related  Discount  Fraction  thereof  and the Class I-A  Percentage,  or Class  II-A  Percentage,  as
applicable,  of the remainder of the principal  portion of such losses on Discount Mortgage Loans and the Class I-A
Percentage or Class II-A Percentage,  as applicable,  of the entire amount of the principal  portion of such losses on  Non-Discount  Mortgage  Loans will be  allocated to (i) in the case of a Realized  Loss on a Group I Loan,  the
Class I-A  Certificates and  Class R-I  Certificates,  on a pro rata basis, and (ii) in the case of a Realized Loss on a Group II Loan, the Class II-A  Certificates and  Class R-II  Certificates,  on a pro rata basis. The remainder of the  principal  portion of such  losses on  Discount  Mortgage  Loans and  Non-Discount  Mortgage  Loans will be allocated to the Class M Certificates  and Class B Certificates  on a pro rata basis.  The interest  portion of any
Excess  Special Hazard Losses,  Excess  Bankruptcy  Losses,  Excess Fraud Losses and  Extraordinary  Losses will be allocated  to all the  Certificates  on a pro rata  basis in  accordance  with the  respective  amounts  of Accrued
Certificate Interest payable from the related Loan Group.

         As used  herein,  an  allocation  of a Realized  Loss on a "pro rata  basis"  among two or more  specified
Classes of Certificates  means an allocation on a pro rata basis,  among the various Classes so specified,  to each such Class of Certificates on the basis of their then outstanding  Certificate  Principal  Balances prior to giving effect to distributions  to be made on such  Distribution  Date in the case of the principal  portion of a Realized
Loss or based on the Accrued  Certificate  Interest  thereon payable from the related Loan Group in respect of such
Distribution Date (without regard to any Compensating  Interest allocated to the Available  Distribution  Amount of such Loan Group for such  Distribution  Date) in the case of an  interest  portion of a  Realized  Loss.  Except as provided in the following  sentence,  any allocation of the principal  portion of Realized  Losses (other than Debt
Service  Reductions)  to a Class of  Certificates  shall be made by  reducing  the  Certificate  Principal  Balance thereof by the amount so allocated,  which allocation shall be deemed to have occurred on such  Distribution  Date;
provided that no such reduction shall reduce the aggregate  Certificate  Principal  Balance of the  Certificates in
the  Certificate  Group  related  to Loan  Group I or Loan  Group II, as  applicable,  below the  aggregate  Stated
Principal  Balance of the  Mortgage  Loans in the  related  Loan  Group;  provided  further,  that the  Certificate
Principal  Balance of the Accrual  Certificates  for  purposes of this  Section 4.05 shall be the lesser of (a) the
Certificate  Principal  Balance  of the  Accrual  Certificates  as of the  Closing  Date,  and (b) the  Certificate
Principal  Balance  of the  Accrual  Certificates  prior  to  giving  effect  to  distributions  to be made on such
Distribution  Date.  Any  allocation  of the  principal  portion  of  Realized  Losses  (other  than  Debt  Service
Reductions) to the Subordinate  Certificates  then  outstanding with the Lowest Priority shall be made by operation of the  definition  of  "Certificate  Principal  Balance" and by operation of the  provisions  of Section  4.02(a).
Allocations of the interest  portions of Realized  Losses (other than any interest rate reduction  resulting from a
Servicing  Modification)  shall  be made in  proportion  to the  amount  of  Accrued  Certificate  Interest  and by operation of the  definition  of "Accrued  Certificate  Interest"  and by operation  of the  provisions  of Section
4.02(a).  Allocations  of the interest  portion of a Realized Loss  resulting  from an interest  rate  reduction in connection  with a  Servicing  Modification  shall be made by  operation  of the  provisions  of  Section  4.02(a).
Allocations  of the principal  portion of Debt Service  Reductions  shall be made by operation of the provisions of
Section 4.02(a).  All Realized Losses and all other losses  allocated to a Class of Certificates  hereunder will be allocated  among the  Certificates  of such Class in  proportion to the  Percentage  Interests  evidenced  thereby;
provided that if any Subclasses of the Class A-V Certificates  have been issued pursuant to Section  5.01(c),  such
Realized Losses and other losses allocated to the Class A-V  Certificates  shall be allocated among such Subclasses in proportion to the respective  amounts of Accrued  Certificate  Interest payable on such  Distribution  Date that would have resulted absent such reductions.

Section  4.06     Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section 4.06 of the
Standard Terms)

Section  4.07     Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the Standard Terms)

Section  4.08     Surety Bond.  (See Section 4.08 of the Standard Terms)

ARTICLE V

                                                 THE CERTIFICATES

                                       (SEE ARTICLE V OF THE STANDARD TERMS)

ARTICLE VI

                                        THE COMPANY AND THE MASTER SERVICER

Section  6.01     Respective Liabilities of the Company and Master Servicer.  (See Section 6.01 of the Standard
Terms.)

Section  6.02     Merger or Consolidation of the Company or Master Servicer; Assignment of Rights and Delegation
of Duties by the Master Servicer.

(a)           (See Section 6.02(a) of the Standard Terms).

(b)      Any Person into which the Company or the Master  Servicer  may be merged or converted or with which it may be consolidated,  or any Person resulting from any merger,  conversion or consolidation to which the Company or the
Master Servicer shall be a party, or any Person  succeeding to the business of the Company or the Master  Servicer, shall  be the  successor  of the  Company  or the  Master  Servicer,  as the case may be,  hereunder,  without  the execution  or filing of any paper or any  further act on the part of any of the  parties  hereto,  anything in this
Section 6.02(b) to the contrary notwithstanding;  provided,  however, that the successor or surviving Person to the
Master  Servicer shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further  that each  Rating  Agency's  ratings,  if any, of the Senior,  Class M or Class B  Certificates  in effect immediately prior to such merger or consolidation  will not be qualified,  reduced or withdrawn as a result thereof
(as evidenced by a letter to such effect from each Rating Agency).

(c)           (See Section 6.02(c) of the Standard Terms).

(d)           Notwithstanding  anything else in this Section 6.02 to the contrary,  the  conversion of  Residential
Funding  Corporation's or Residential Accredit Loans, Inc.'s  organizational  structure from a Delaware corporation to a limited  liability  company shall not require the consent of any party or notice to any party and shall not in any way affect the rights or obligations of Residential  Funding  Corporation or Residential  Accredit Loans,  Inc.
hereunder.

Section  6.03     Limitation on Liability of the Company, Master Servicer and Others.  (See Section 6.03 of the
Standard Terms.)

Section  6.04     Company and Master Servicer Not to Resign.  (See Section 6.04 of the Standard Terms.)

ARTICLE VII

                                                      DEFAULT

                                      (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII

                                              CONCERNING THE TRUSTEE

                  Section 8.01      Duties of Trustee.  (See Section 8.01 of the Standard Terms)

                  Section 8.02      Certain Matters Affecting the Trustee.  (See Section 8.02 of the Standard
                                        Terms)

                  Section 8.03      Trustee Not Liable for Certificates or Mortgage Loans.  (See Section 8.03 of
                                        the Standard Terms)

                  Section 8.04      Trustee May Own Certificates.  (See Section 8.04 of the Standard Terms)

                  Section 8.05      Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.  (See
                                        Section 8.05 of the Standard Terms)

                  Section 8.06      Eligibility Requirements for Trustee.  (See Section 8.06 of the Standard Terms)

                  Section 8.07      Resignation and Removal of Trustee.  (See Section 8.07 of the Standard Terms)

                  Section 8.08      Successor Trustee.

(a)      Any successor  trustee  appointed as provided in Section 8.07 shall  execute,  acknowledge  and deliver to the Company and to its predecessor trustee an instrument  accepting such appointment  hereunder,  and thereupon the resignation or removal of the predecessor  trustee shall become effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its  predecessor  hereunder,  with the like  effect as if  originally  named as  trustee  herein.  The  predecessor trustee shall deliver to the successor  trustee all Custodial  Files and related  documents and statements  held by it hereunder  (other than any Custodial  Files at the time held by the  Custodian,  which shall become the agent of any successor trustee  hereunder),  and the Company,  the Master Servicer and the predecessor trustee shall execute and deliver such  instruments  and do such other things as may  reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)      (See Section 8.08(b) of the Standard Terms).

(c)      (See Section 8.08(c) of the Standard Terms).

                  Section 8.09      Merger or Consolidation of Trustee.  (See Section 8.09 of the Standard Terms)

                  Section 8.10     Appointment of Co-Trustee or Separate Trustee.  (See Section 8.10 of
the Standard Terms)

                  Section 8.11      Appointment of Custodian.

         The Trustee may, with the consent of the Master  Servicer and the Company,  or shall,  at the direction of the  Company  and the Master  Servicer,  appoint  custodians  who are not  Affiliates  of the  Company,  the Master
Servicer or any Seller to hold all or a portion of the Custodial  Files as agent for the Trustee,  by entering into a Custodial  Agreement.  Subject to Article  VIII,  the Trustee  agrees to comply with the terms of each  Custodial
Agreement with respect to the Custodial  Files and to enforce the terms and provisions  thereof against the related custodian for the benefit of the  Certificateholders.  Each custodian shall be a depository  institution subject to supervision by federal or state authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be  qualified  to do  business in the  jurisdiction  in which it holds any  Custodial  File.  Each  Custodial
Agreement,  with respect to the  Custodial  Files,  may be amended only as provided in Section  11.01.  The Trustee shall notify the  Certificateholders  of the appointment of any custodian (other than the custodian appointed as of the Closing Date) pursuant to this Section 8.11.

                  Section 8.12      Appointment of Office or Agency.  (See Section 8.12 of the Standard Terms).

ARTICLE IX

                               TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section  9.01     Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the
Master Servicer or Liquidation of All Mortgage Loans.

(a)      Subject to Section 9.02,  the  respective  obligations  and  responsibilities  of the Company,  the Master
Servicer and the Trustee  created hereby in respect of the  Certificates  (other than the obligation of the Trustee to make  certain  payments  after the Final  Distribution  Date to  Certificateholders  and the  obligation  of the
Company to send certain  notices as  hereinafter  set forth) shall  terminate  upon the last action  required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)      the later of the final  payment or other  liquidation  (or any Advance with  respect  thereto) of the last
         Mortgage Loan  remaining in the Trust Fund or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)     the  purchase by the Master  Servicer of all Mortgage  Loans and all  property  acquired in respect of any
         Mortgage  Loan  remaining  in the Trust Fund at a price equal to 100% of the unpaid  principal  balance of each Mortgage Loan or, if less than such unpaid  principal  balance,  the fair market value of the related underlying  property  of such  Mortgage  Loan with  respect to  Mortgage  Loans as to which title has been acquired if such fair market value is less than such unpaid  principal  balance  (net of any  unreimbursed
         Advances  attributable  to principal) on the day of repurchase  plus accrued  interest  thereon at the Net
         Mortgage  Rate (or  Modified  Net Mortgage  Rate in the case of any  Modified  Mortgage  Loan) to, but not including,  the first day of the month in which such repurchase price is distributed,  provided,  however, that in no event  shall the trust  created  hereby  continue  beyond the  expiration  of 21 years from the death of the last  survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the United
         States to the Court of St.  James's,  living on the date hereof and  provided  further  that the  purchase price set forth above shall be increased as is necessary,  as determined by the Master Servicer,  to avoid disqualification  of any  portion  of any  REMIC  formed  under  the  Series  Supplement  as a REMIC.  The purchase  price paid by the Master  Servicer  shall also include any amounts owed by  Residential  Funding pursuant to the last  paragraph  of Section 4 of the  Assignment  Agreement  in respect of any  liability, penalty or expense that resulted from a breach of the  Compliance  With Laws  Representation,  that remain unpaid on the date of such purchase.

         The right of the Master  Servicer  to  purchase  all the assets of the Trust Fund  pursuant to clause (ii)
above is conditioned  upon the Pool Stated  Principal  Balance as of the Final  Distribution  Date, prior to giving effect to  distributions  to be made on such  Distribution  Date,  being less than ten percent of the Cut-off  Date
Principal Balance of the Mortgage Loans.

         If such right is  exercised  by the Master  Servicer,  the  Master  Servicer  shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore  made by it with respect to the Mortgage
Loans.  In addition,  the Master Servicer shall provide to the Trustee the  certification  required by Section 3.15 and the Trustee and the Custodian shall,  promptly  following payment of the purchase price,  release to the Master
Servicer the Custodial Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing,  on any Distribution Date on which the Pool Stated Principal Balance,  prior to giving effect to  distributions  to be made on such  Distribution  Date, is less than ten percent of the Cut-off
Date  Principal  Balance of the  Mortgage  Loans,  the Master  Servicer  shall have the right,  at its  option,  to purchase the  Certificates  in whole,  but not in part, at a price equal to the outstanding  Certificate  Principal
Balance  of such  Certificates  plus the sum of Accrued  Certificate  Interest  thereon  for the  related  Interest
Accrual Period and any previously  unpaid  Accrued  Certificate  Interest.  If the Master  Servicer  exercises this right to purchase the  outstanding  Certificates,  the Master  Servicer  will  promptly  terminate  the  respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

(b)      The Master Servicer shall give the Trustee not less than 40 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates).  Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding
Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the
Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case)
by letter.  Such notice shall be prepared by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)      the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is anticipated to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee therein designated  where  required  pursuant  to this  Agreement  or, in the case of the  purchase  by the Master
         Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii)     the amount of any such final  payment,  or in the case of the  purchase of the  outstanding  Certificates, the purchase price, in either case, if known, and

(iii)    that the Record Date otherwise  applicable to such  Distribution  Date is not applicable,  and in the case of the Senior  Certificates,  or in the case of all of the Certificates in connection with the exercise by the Master  Servicer  of its right to  purchase  the  Certificates,  that  payment  will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to  Certificateholders  as aforesaid,  it shall give such notice to the  Certificate  Registrar at the time such notice is given to  Certificateholders  and, if the Master Servicer is  exercising  its rights to  purchase  the  outstanding  Certificates,  it shall give such  notice to each Rating
Agency at the time such notice is given to  Certificateholders.  As a result of the exercise by the Master Servicer of its right to  purchase  the assets of the Trust  Fund,  the Master  Servicer  shall  deposit in the  Certificate
Account,  before the Final  Distribution Date in immediately  available funds an amount equal to the purchase price for the assets of the Trust Fund,  computed as provided  above.  As a result of the exercise by the Master Servicer of its right to purchase the outstanding  Certificates,  the Master Servicer shall deposit in an Eligible  Account, established by the Master Servicer on behalf of the Trustee and separate from the  Certificate  Account in the name of the Trustee in trust for the  registered  holders of the  Certificates,  before the  Distribution  Date on which such  purchase  is to occur  in  immediately  available  funds  an  amount  equal  to the  purchase  price  for the
Certificates,  computed as above  provided,  and provide  notice of such deposit to the  Trustee.  The Trustee will withdraw from such account the amount specified in subsection (c) below.

(c)      In the case of the Senior  Certificates,  upon  presentation  and  surrender  of the  Certificates  by the
Certificateholders  thereof,  and in the  case of the  Class M and  Class B  Certificates,  upon  presentation  and surrender of the  Certificates  by the  Certificateholders  thereof in  connection  with the exercise by the Master
Servicer of its right to purchase the Certificates,  and otherwise in accordance with Section 4.01(a),  the Trustee shall distribute to the  Certificateholders  (i) the amount otherwise  distributable on such Distribution  Date, if not in  connection  with the  Master  Servicer's  election  to  repurchase  the  assets  of the  Trust  Fund or the outstanding  Certificates,  or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the  outstanding  Certificates,  an  amount  determined  as  follows:  (A) with  respect  to each  Certificate  the outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest for the related Interest
Accrual Period thereon and any previously unpaid Accrued  Certificate  Interest,  subject to the priority set forth in Section  4.02(a),  and (B) with respect to the Class R  Certificates,  any excess of the amounts  available  for distribution  (including the repurchase  price specified in clause (ii) of subsection (a) of this Section) over the total  amount  distributed  under the  immediately  preceding  clause (A).  Notwithstanding  the  reduction  of the
Certificate  Principal  Balance of any Class of Subordinate  Certificates  to zero,  such Class will be outstanding hereunder  until the  termination of the respective  obligations and  responsibilities  of the Company,  the Master
Servicer and the Trustee hereunder in accordance with Article IX.

(d)      If any  Certificateholders  shall not surrender their  Certificates  for final payment and cancellation on or before the Final  Distribution  Date (if so required by the terms hereof),  the Trustee shall on such date cause all funds in the Certificate  Account not distributed in final distribution to  Certificateholders  to be withdrawn therefrom and credited to the remaining  Certificateholders  by  depositing  such funds in a separate  non-interest bearing escrow  account for the benefit of such  Certificateholders,  and the Master  Servicer (if it exercised its right to purchase  the assets of the Trust  Fund),  or the Trustee (in any other case) shall give a second  written notice to the remaining  Certificateholders  to surrender their Certificates for cancellation and receive the final distribution  with respect  thereto.  If within six months after the second notice any  Certificate  shall not have been surrendered for  cancellation,  the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining  the escrow account and of contacting  Certificateholders  shall be paid out of the assets which remain in the escrow  account.  If within  nine  months  after the  second  notice  any  Certificates  shall not have been surrendered  for  cancellation,  the Trustee  shall pay to the Master  Servicer  all amounts  distributable  to the holders thereof and the Master Servicer shall  thereafter hold such amounts until  distributed to such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held in the escrow  account or by the
Master Servicer as a result of such  Certificateholder's  failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e)      If any  Certificateholders  do not surrender  their  Certificates  on or before the  Distribution  Date on which a purchase of the  outstanding  Certificates is to be made, the Trustee shall on such date cause all funds in the  Certificate  Account  deposited  therein by the Master  Servicer  pursuant to Section  9.01(b) to be withdrawn
therefrom  and  deposited  in  a  separate   non-interest   bearing   escrow   account  for  the  benefit  of  such
Certificateholders,  and the Master  Servicer  shall give a second  written  notice to such  Certificateholders  to surrender  their  Certificates  for payment of the purchase price  therefor.  If within six months after the second notice any Certificate shall not have been surrendered for  cancellation,  the Trustee shall take appropriate steps as directed  by the Master  Servicer to contact the  Holders of such  Certificates  concerning  surrender  of their
Certificates.  The costs and  expenses  of  maintaining  the escrow  account and of  contacting  Certificateholders shall be paid out of the  assets  which  remain in the  escrow  account.  If within  nine  months  after the second notice any  Certificates  shall not have been  surrendered  for  cancellation in accordance with this Section 9.01, the Trustee  shall pay to the Master  Servicer  all  amounts  distributable  to the Holders  thereof and the Master
Servicer  shall  thereafter  hold such amounts until  distributed  to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the escrow  account or by the Master  Servicer as a result of such  Certificateholder's  failure to surrender its  Certificate(s)  for payment in accordance with this Section
9.01.  Any  Certificate  that is not  surrendered  on the  Distribution  Date on which a purchase  pursuant to this
Section  9.01 occurs as provided  above will be deemed to have been  purchased  and the Holder as of such date will have no rights with respect  thereto  except to receive the purchase  price  therefor  minus any costs and expenses associated  with such escrow account and notices  allocated  thereto.  Any  Certificates  so purchased or deemed to have been purchased on such  Distribution  Date shall remain  outstanding  hereunder  until the Master Servicer has terminated the respective  obligations and responsibilities  created hereby in respect of the Certificates pursuant to this Article IX.  The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section  9.02     Additional Termination Requirements.  (See Section 9.02 of the Standard Terms)

Section  9.03     Termination of Multiple REMICs.  (See Section 9.03 of the Standard Terms)

ARTICLE X

                                                 REMIC PROVISIONS

Section  10.01    REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section  10.02    Master Servicer; REMIC Administrator and Trustee Indemnification.  (See Section 10.02 of the
Standard Terms)

Section  10.03    Designation of REMICs.

         The REMIC  Administrator  shall make an election to treat the entire  segregated pool of assets  described in the definition of REMIC I, and subject to this Agreement  (including the Mortgage  Loans) as a REMIC ("REMIC I")
and shall make an election to treat the pool of assets comprised of the  Uncertificated  REMIC I Regular  Interests as a REMIC ("REMIC II") for federal income tax purposes.

         The  Uncertificated  REMIC I Regular  Interests  will be "regular  interests" in REMIC I and the Class R-I
Certificates  will be the sole class of "residual  interests" in REMIC I for purposes of the REMIC  Provisions  (as defined herein) under the federal income tax law.

         The Class I-A-1,  Class I-A-2,  Class I-A-3,  Class I-A-4,  Class I-A-5,  Class I-A-6,  Class I-A-7, Class
I-A-8,  Class II-A-1,  Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3  Certificates
and the  Uncertificated  REMIC II Regular  Interests Z, the rights in and to which will be represented by the Class
A-V Certificates,  will be "regular  interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual  interests"  therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any  Subclass of Class A-V  Certificates  pursuant to Section  5.01(c) of the Standard Terms,  any such Subclass will represent the  Uncertificated  REMIC II Regular Interest or Interests Z
specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section  10.04    Distributions on the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II
Regular Interests Z.

         (a)  On each  Distribution  Date the Trustee shall be deemed to distribute to itself, as the holder of the
Uncertificated REMIC I Regular Interests,  the Uncertificated REMIC I Regular Interest  Distribution Amounts in the
following order of priority to the extent of the Available  Distribution  Amount reduced by  distributions  made to the Class R-I Certificates pursuant to Section 4.02(a):

                  (i)      Uncertificated  Accrued  Interest on the  Uncertificated  REMIC I Regular  Interests for
         such  Distribution  Date, plus any  Uncertificated  Accrued  Interest  thereon  remaining  unpaid from any previous Distribution Date; and

                  (ii)     In accordance  with the priority set forth in Section  10.04(b),  an amount equal to the sum of the amounts in respect of principal  distributable  on each Class of  Certificates  (other than the
         Class R-I Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

         (b)  The amount  described  in Section  10.04(a)(ii)  shall be deemed  distributed  to (i)  Uncertificated
REMIC I Regular  Interest  W, (ii)  Uncertificated  REMIC I Regular  Interest X, and (iii)  Uncertificated  REMIC I
Regular  Interest  Y with the amount to be  distributed  allocated  among such  interests  in  accordance  with the priority  assigned to each Related Class of  Certificates  (other than the Class R-I  Certificates),  respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

         (c)  The  portion  of the  Uncertificated  REMIC I Regular  Interest  Distribution  Amounts  described  in
Section  10.04(a)(ii)  shall be deemed  distributed by REMIC I to REMIC II in accordance with the priority assigned to the  Uncertificated  REMIC I Regular  Interests  relative to that  assigned to the  Certificates  under  Section
4.02(b).

         (d)  In determining from time to time the  Uncertificated  REMIC I Regular Interest  Distribution  Amounts
and Uncertificated REMIC II Regular Interest Distribution Amounts:

                  (i)      Realized  Losses  allocated to the Class A-V  Certificates  under  Section 4.05 shall be deemed allocated to the  Uncertificated  REMIC II Regular Interests Z pro rata according to the respective amounts  of  Uncertificated  Accrued  Interest  that would have  accrued on such  Uncertificated  REMIC II
         Regular  Interests Z for the  Distribution  Date for which such allocation is being made in the absence of such allocation;

                  (ii)     Realized Losses allocated to the Class I-A-2,  Class I-A-7 and Class I-A-8  Certificates
         under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W;

                  (iii)    Realized  Losses  allocated to the Class A-P  Certificates  under  Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

                  (iv)     Realized Losses  allocated to the Class I-A-1,  Class I-A-3,  Class I-A-4,  Class I-A-5,
         Class I-A-6,  Class II-A-1,  Class M-1,  Class M-2,  Class M-3,  Class B-1, Class B-2, Class B-3 and Class
         R-II  Certificates  under  Section  4.05  shall be  deemed  allocated  to  Uncertificated  REMIC I Regular
         Interest Y; and

                  (v)      Realized  Losses  allocated  to the  Uncertificated  REMIC II Regular  Interests Z under clause  (i),  above,  shall be deemed  allocated,  in each case,  to the  related  Uncertificated  REMIC I
         Regular Interest Z.

         (e)  On each  Distribution  Date the Trustee shall be deemed to distribute  from REMIC II, in the priority set forth in  Sections  4.02(a) and (b),  to the  Holders of each Class of  Certificates  (other than the Class R-I
Certificates)  the amounts  distributable  thereon from the  Uncertificated  REMIC I Regular Interest  Distribution
Amounts  deemed to have been  received  by REMIC II from REMIC I under  this  Section  10.04.  The  amounts  deemed distributed  hereunder  with  respect to the Class A-V  Certificates  shall be deemed to have been  distributed  in respect of the  Uncertificated  REMIC II Regular  Interests Z in accordance  with their  respective  Uncertificated
REMIC II Regular Interest  Distribution  Amounts, as such Uncertificated  REMIC II Regular Interests Z comprise the
Class A-V Certificates.

         (f)  Notwithstanding  the deemed  distributions on the Uncertificated  REMIC I Regular Interests described in this Section 10.04,  distributions  of funds from the Certificate  Account shall be made only in accordance with
Section 4.02.

Section  10.05    Compliance with Withholding Requirements.

                  Notwithstanding  any other  provision  of this  Agreement,  the Trustee or any Paying  Agent,  as applicable,  shall comply with all federal  withholding  requirements  respecting  payments to  Certificateholders, including  interest or original issue discount  payments or advances  thereof that the Trustee or any Paying Agent, as applicable,  reasonably believes are applicable under the Code. The consent of  Certificateholders  shall not be required for such  withholding.  In the event the Trustee or any Paying  Agent,  as  applicable,  does withhold any amount from interest or original issue discount payments or advances thereof to any  Certificateholder  pursuant to federal  withholding  requirements,  the Trustee or any Paying  Agent,  as  applicable,  shall  indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

Section  11.01    Amendment.  (See Section 11.01 of the Standard Terms)

Section  11.02    Recordation of Agreement;  Counterparts.  (See Section 11.02 of the Standard Terms)

Section  11.03    Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard Terms)

Section  11.04    Governing Law.  (See Section 11.04 of the Standard Terms)

Section  11.05    Notices.  All  demands  and  notices  hereunder  shall be in writing  and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid (except for notices to the  Trustee  which shall be deemed to have been duly given only when  received),  to the  appropriate  address for each  recipient  listed in the table below or, in each case,  such other  address as may  hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

----------------------------------------- ----------------------------------------------------------------------------
               RECIPIENT                                                    ADDRESS
----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Company                                   8400 Normandale Lake Boulevard
                                          Suite 250, Minneapolis, Minnesota  55437,
                                          Attention:  President

----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Master Servicer                           2255 N. Ontario Street, Suite 400
                                          Burbank, California 91504-2130,
                                          Attention:  Managing Director/Master Servicing

----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Trustee                                   Corporate Trust Office
                                          1761 East St. Andrew Place
                                          Santa Ana, California 92705-4934,
                                          Attention:  Residential Accredit Loans, Inc. Series 2006-QS11

                                          The Trustee designates its offices located at DB Services Tennessee, 648
                                          Grassmere Park Road, Nashville, TN 37211-3658, Attn: Transfer Unit, for
                                          the purposes of Section 8.12 of the Standard Terms

----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Moody's Investors Service, Inc.           99 Church Street, 4th Floor
                                          New York, New York 10004

----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Fitch Ratings                             One State Street Plaza
                                          New York, New York 10041

----------------------------------------- ----------------------------------------------------------------------------
----------------------------------------- ----------------------------------------------------------------------------
Standard & Poor's Ratings Services        55 Water Street, 40th Floor
                                          New York, NY 10041-0003

----------------------------------------- ----------------------------------------------------------------------------

Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail,  postage prepaid, at the address of such holder as shown in the Certificate  Register.  Any notice so mailed within the time prescribed  in this  Agreement  shall  be  conclusively  presumed  to have  been  duly  given,  whether  or not the
Certificateholder receives such notice.

Section  11.06    Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of the Standard Terms)

Section  11.07    Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section  11.08    Supplemental Provisions for Resecuritization.  (See Section 11.08 of the Standard Terms)

Section  11.09    Allocation of Voting Rights.

                  97.0% of the Voting  Rights  shall be allocated  among  Holders of  Certificates,  other than the
Interest  Only  Certificates  and Class R  Certificates,  in proportion to the  outstanding  Certificate  Principal
Balances of their  respective  Certificates;  1.0% of the Voting Rights shall be allocated among the Holders of the
Class I-A-7  Certificates  in accordance  with their  respective  Percentage  Interests;  1.0% of all Voting Rights
shall be  allocated  among  the  Holders  of the  Class A-V  Certificates,  in  accordance  with  their  respective
Percentage  Interests;  0.5%  of all  Voting  Rights  shall  be  allocated  among  the  Holders  of the  Class  R-I
Certificates,  in accordance with their  respective  Percentage  Interests;  and 0.5% of all Voting Rights shall be allocated  among the  Holders of the Class R-II  Certificates,  in  accordance  with  their  respective  Percentage
Interests.

                  Section 11.10     No Petition.

                  The  Depositor,  Master  Servicer  and the Trustee,  by entering  into this  Agreement,  and each
Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any  institution  against the Trust Fund of, any  bankruptcy  proceedings  under any United States  federal or state  bankruptcy or similar law in connection  with any  obligation  with respect to the Certificates or this Agreement.

         IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee  have caused  their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals,  duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                     RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                                     By:    /s/Heather Anderson
                                                            Name:     Heather Anderson
                                                            Title:    Vice President

Attest:         /s/Christopher Martinez
         Name:   Christopher Martinez
         Title:    Vice President

                                                     RESIDENTIAL FUNDING CORPORATION
[Seal]

                                                     By:     /s/Christopher Martinez
                                                            Name: Christopher Martinez
                                                            Title:   Associate

Attest:        /s/Heather Anderson
         Name: Heather Anderson
         Title:   Associate

                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]

                                                     By:    /s/Amy Stoddard
                                                            Name: Amy Stoddard
                                                            Title:  Authorized Signer

                                                     By:    /s/Karlene Benvenuto
                                                            Name: Karlene Benvenuto
                                                            Title: Authorized Signer

Attest: /s/Melissa Wilman
       Name: Melissa Wilman
       Title: Vice President

STATE OF MINNESOTA
                                         )
                                         ) ss.:
COUNTY OF HENNEPIN                       )

                  On the 30th day of August,  2006  before me, a notary  public in and for said  State,  personally appeared Heather Anderson,  known to me to be a(n) Vice President of Residential  Accredit Loans,  Inc., one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                                       /s/Amy Sue Olson
                                                                        Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                         )
                                         ) ss.:
COUNTY OF HENNEPIN                       )

                  On the 30th day of August,  2006  before me, a notary  public in and for said  State,  personally appeared  Christopher  Martinez,  known to me to be a(n) Associate of Residential Funding  Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                      /s/Amy Sue Olson
                                                                        Notary Public
[Notarial Seal]

STATE OF CALIFORNIA
                                         )
                                         ) ss.:
COUNTY OF ORANGE                         )

                  On the 30th day of August,  2006  before me, a notary  public in and for said  State,  personally appeared Amy Stoddard,  known to me to be a(n) Authorized Signer of Deutsche Bank Trust Company  Americas,  the New
York banking  corporation that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking  corporation  executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     /s/ Diana Nguyen
                                                        Notary Public
[Notarial Seal]

STATE OF CALIFORNIA                      )
                                         ) ss.:
COUNTY OF ORANGE                         )
                  On the 30th day of August,  2006  before me, a notary  public in and for said  State,  personally appeared Karlene Benvenuto,  known to me to be a(n) Authorized Signer of Deutsche Bank Trust Company Americas,  the
New York  banking  corporation  that  executed  the  within  instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation and  acknowledged to me that such banking  corporation  executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     /s/Diana Nguyen
                                                        Notary Public
[Notarial Seal]

                                              EXHIBIT ONE-I & ONE-II

                                              MORTGAGE LOAN SCHEDULES

                                             GROUP I & GROUP II LOANS

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
9944488       696/G02     F                  170,450.00         ZZ
                          360                170,450.00         1
                          6.3750             905.52             80
                          6.1250             905.52
HUNT VALLEY   MD 21030    1                  08/17/05           00
0439873746                08                 10/01/05           0.0000
80305084                  O                  09/01/35
0

10230208      196/G02     F                  376,000.00         ZZ
                          360                376,000.00         1
                          6.7500             2115.00            80
                          6.5000             2115.00
OSWEGO        IL 60543    2                  11/22/05           00
0440715886                03                 01/01/06           0.0000
6506389                   O                  12/01/35
0

10233010      196/G02     F                  82,000.00          ZZ
                          360                81,949.72          1
                          6.7500             461.25             57
                          6.5000             460.97
ORLANDO       FL 32811    5                  12/02/05           00
0440711711                03                 02/01/06           0.0000
6508328                   O                  01/01/36
0

10279741      462/G02     F                  1,000,000.00       ZZ
                          360                1,000,000.00       1
                          6.0000             5000.00            80
                          5.7500             5000.00
CARLSBAD      CA 92009    1                  11/15/05           00
0440676799                03                 01/01/06           0.0000
0006542773                O                  12/01/35
0

10293777      X91/G02     F                  975,000.00         T
                          360                975,000.00         1
                          6.7500             5484.38            75
                          6.5000             5484.38
HONOLULU      HI 96815    1                  08/29/05           00
0440685840                06                 10/01/05           0.0000
821704                    O                  09/01/35
0

10310189      E23/G02     F                  365,000.00         ZZ
                          360                365,000.00         1
                          6.7500             2053.13            61
                          6.5000             2053.13
FAIRFIELD     CA 94534    5                  11/16/05           00
0440706133                05                 01/01/06           0.0000
63012445                  O                  12/01/35
0

10484444      286/286     F                  198,750.00         ZZ
                          360                198,750.00         1
                          7.1250             1180.08            66
                          6.8750             1180.08
EDISON        NJ 08820    5                  04/13/06           00
0004591691                01                 06/01/06           0.0000
0004591691                O                  05/01/36
0

10484494      286/286     F                  168,000.00         ZZ
                          360                167,574.12         1
                          6.8750             1103.65            80
                          6.6250             1103.65
CHARLOTTESVILLVA 22911    1                  04/27/06           00
0004606570                01                 06/01/06           0.0000
0004606570                N                  05/01/36
0

10484868      286/286     F                  310,000.00         ZZ
                          360                309,174.93         1
                          6.6250             1984.97            58
                          6.3750             1984.97
ST. AUGUSTINE FL 32080    5                  04/20/06           00
0004628939                08                 06/01/06           0.0000
0004628939                O                  05/01/36
0

10495266      Y21/G02     F                  160,000.00         ZZ
                          360                159,709.93         1
                          6.5000             1011.31            67
                          6.2500             1011.31
SANFORD       FL 32771    5                  05/10/06           00
0441485067                03                 07/01/06           0.0000
206301901                 O                  06/01/36
0

10495294      Y21/G02     F                  320,000.00         ZZ
                          360                319,999.12         2
                          6.7500             1800.00            68
                          6.5000             1800.00
GARFIELD      NJ 07026    5                  05/10/06           00
0441485422                05                 07/01/06           0.0000
206335326                 O                  06/01/36
0

10495342      Y21/G02     F                  157,500.00         ZZ
                          360                157,453.62         1
                          6.6250             869.53             80
                          6.3750             869.53
PORTLAND      OR 97212    1                  05/15/06           00
0441477882                01                 07/01/06           0.0000
206365730                 O                  06/01/36
0

10495394      Y21/G02     F                  232,000.00         ZZ
                          360                231,579.40         1
                          6.5000             1466.40            65
                          6.2500             1466.40
CUMMING       GA 30040    1                  05/12/06           00
0441487048                03                 07/01/06           0.0000
206381000                 O                  06/01/36
0

10495404      Y21/G02     F                  300,000.00         ZZ
                          360                299,481.95         1
                          6.7500             1945.80            55
                          6.5000             1945.80
WOODHAVEN     NY 11421    5                  05/17/06           00
0441483757                05                 07/01/06           0.0000
206383444                 O                  06/01/36
0

10495422      Y21/G02     F                  265,000.00         ZZ
                          360                264,507.80         1
                          6.3750             1653.26            59
                          6.1250             1653.26
JACKSONVILLE  FL 32256    5                  05/12/06           00
0441487170                03                 07/01/06           0.0000
206394161                 O                  06/01/36
0

10495484      Y21/G02     F                  415,000.00         ZZ
                          360                415,000.00         1
                          6.6250             2291.15            54
                          6.3750             2291.15
EDINA         MN 55439    5                  05/10/06           00
0441483781                05                 07/01/06           0.0000
206413521                 O                  06/01/36
0

10495518      Y21/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          6.3750             1062.50            79
                          6.1250             1062.50
WESLEY CHAPEL FL 33543    1                  05/15/06           00
0441483500                03                 07/01/06           0.0000
206440324                 O                  06/01/36
0

10502592      286/286     F                  256,630.00         ZZ
                          360                255,707.02         1
                          6.2500             1580.12            79
                          6.0000             1580.12
GULF BREEZE   FL 32563    1                  04/06/06           00
0003489786                05                 06/01/06           0.0000
0003489786                O                  05/01/36
0

10502596      286/286     F                  266,200.00         ZZ
                          360                265,525.20         1
                          6.8750             1748.75            90
                          6.6250             1748.75
VERO BEACH    FL 32962    1                  04/05/06           10
0003571994                03                 06/01/06           25.0000
0003571994                O                  05/01/36
0

10502598      286/286     F                  168,625.00         ZZ
                          360                168,165.19         1
                          6.5000             1065.83            47
                          6.2500             1065.83
CAPTAIN COOK  HI 96704    2                  04/07/06           00
0003624150                03                 06/01/06           0.0000
0003624150                O                  05/01/36
0

10502608      286/286     F                  200,000.00         T
                          360                199,493.02         1
                          6.8750             1313.86            47
                          6.6250             1313.86
BULLHEAD CITY AZ 86429    1                  04/18/06           00
0004121875                09                 06/01/06           0.0000
0004121875                O                  05/01/36
0

10502614      286/286     F                  129,000.00         ZZ
                          360                128,624.57         1
                          6.7500             836.70             79
                          6.5000             836.70
BENTON        LA 71006    2                  04/28/06           00
0004143101                05                 06/01/06           0.0000
0004143101                O                  05/01/36
0

10502616      286/286     F                  267,000.00         T
                          360                266,271.93         1
                          6.5000             1687.63            78
                          6.2500             1687.63
BULLHEAD CITY AZ 86429    1                  04/28/06           04
0004179077                03                 06/01/06           25.0000
0004179077                O                  05/01/36
0

10502620      286/286     F                  220,000.00         T
                          360                219,428.53         1
                          6.7500             1426.92            70
                          6.5000             1426.92
PRIEST RIVER  ID 83856    2                  04/10/06           00
0004205744                05                 06/01/06           0.0000
0004205744                O                  05/01/36
0

10502622      286/286     F                  250,000.00         ZZ
                          360                249,524.33         1
                          6.2500             1539.30            79
                          6.0000             1539.30
PICKERINGTON  OH 43147    1                  05/18/06           00
0004221941                05                 07/01/06           0.0000
0004221941                O                  06/01/36
0

10502634      286/286     F                  79,900.00          ZZ
                          360                79,702.36          1
                          7.0000             531.58             80
                          6.7500             531.58
MONTPELIER    IN 47359    2                  04/13/06           00
0004433683                05                 06/01/06           0.0000
0004433683                O                  05/01/36
0

10502660      286/286     F                  150,000.00         ZZ
                          360                149,600.76         1
                          6.6250             960.47             22
                          6.3750             960.47
DOUGLAS       MA 01516    1                  04/28/06           00
0004520858                05                 06/01/06           0.0000
0004520858                O                  05/01/36
0

10502674      286/286     F                  109,250.00         ZZ
                          360                108,913.29         1
                          6.7500             708.60             95
                          6.5000             708.60
DENVER        IN 46926    1                  04/28/06           14
0004550402                05                 06/01/06           30.0000
0004550402                O                  05/01/36
0

10502678      286/286     F                  425,000.00         ZZ
                          360                423,662.42         1
                          5.7500             2480.19            53
                          5.5000             2480.19
AIEA          HI 96701    5                  04/14/06           00
0004557517                05                 06/01/06           0.0000
0004557517                O                  05/01/36
0

10502684      286/286     F                  172,000.00         T
                          360                171,495.89         1
                          6.1250             1045.10            80
                          5.8750             1045.10
OLYMPIA       WA 98502    1                  04/13/06           00
0004566240                03                 06/01/06           0.0000
0004566240                O                  05/01/36
0

10502686      286/286     F                  275,000.00         ZZ
                          360                274,501.44         1
                          6.5000             1738.19            67
                          6.2500             1738.19
ISLIP TERRACE NY 11752    1                  05/11/06           00
0004570756                05                 07/01/06           0.0000
0004570756                O                  06/01/36
0

10502694      286/286     F                  200,000.00         ZZ
                          360                199,454.63         1
                          6.5000             1264.14            74
                          6.2500             1264.14
NEWBERRY      FL 32669    1                  04/14/06           00
0004575688                03                 06/01/06           0.0000
0004575688                O                  05/01/36
0

10502696      286/286     F                  344,000.00         ZZ
                          360                343,039.06         1
                          6.3750             2146.12            80
                          6.1250             2146.12
SILVER SPRING MD 20902    1                  04/28/06           00
0004579376                05                 06/01/06           0.0000
0004579376                O                  05/01/36
0

10502706      286/286     F                  417,000.00         ZZ
                          360                416,225.49         1
                          6.3750             2601.54            50
                          6.1250             2601.54
LONG BEACH    NY 11561    1                  05/08/06           00
0004584227                05                 07/01/06           0.0000
0004584227                O                  06/01/36
0

10502732      286/286     F                  274,400.00         T
                          360                273,687.24         1
                          6.7500             1779.76            80
                          6.5000             1779.76
QUINCY        WA 98848    1                  04/06/06           00
0004595198                03                 06/01/06           0.0000
0004595198                O                  05/01/36
0

10502734      286/286     F                  153,000.00         ZZ
                          360                152,715.81         1
                          6.3750             954.53             71
                          6.1250             954.53
WARWICK       RI 02886    1                  05/12/06           00
0004597228                05                 07/01/06           0.0000
0004597228                O                  06/01/36
0

10502768      286/286     F                  112,800.00         T
                          360                112,506.99         1
                          6.7500             731.62             80
                          6.5000             731.62
PFLUGERVILLE  TX 78660    1                  04/08/06           00
0004611172                03                 06/01/06           0.0000
0004611172                O                  05/01/36
0

10502770      286/286     F                  345,000.00         ZZ
                          360                343,988.90         1
                          6.1250             2096.26            74
                          5.8750             2096.26
ATLANTA       GA 30350    1                  04/26/06           00
0004611959                03                 06/01/06           0.0000
0004611959                O                  05/01/36
0

10502788      286/286     F                  350,000.00         ZZ
                          360                348,457.59         1
                          6.2500             2155.02            77
                          6.0000             2155.02
WASHINGTON    DC 20009    5                  04/28/06           00
0004617491                01                 06/01/06           0.0000
0004617491                O                  05/01/36
0

10502792      286/286     F                  174,000.00         ZZ
                          360                173,502.12         1
                          6.2500             1071.35            80
                          6.0000             1071.35
COEUR D'ALANE ID 83815    1                  04/20/06           00
0004618123                05                 06/01/06           0.0000
0004618123                O                  05/01/36
0

10502806      286/286     F                  275,500.00         ZZ
                          360                274,730.40         1
                          6.3750             1718.77            58
                          6.1250             1718.77
WAIPAHU       HI 96797    2                  04/13/06           00
0004622683                03                 06/01/06           0.0000
0004622683                O                  05/01/36
0

10502818      286/286     F                  299,824.00         ZZ
                          360                298,986.46         1
                          6.3750             1870.52            80
                          6.1250             1870.52
AUSTIN        TX 78735    1                  04/19/06           00
0004624745                03                 06/01/06           0.0000
0004624745                O                  05/01/36
0

10502824      286/286     F                  157,743.00         ZZ
                          360                157,463.87         1
                          6.6250             1010.05            80
                          6.3750             1010.05
CENTRALIA     WA 98531    1                  05/04/06           00
0004625238                05                 07/01/06           0.0000
0004625238                O                  06/01/36
0

10502828      286/286     F                  203,200.00         ZZ
                          360                202,604.47         1
                          6.1250             1234.67            80
                          5.8750             1234.67
MEMPHIS       TN 38111    1                  04/28/06           00
0004625971                05                 06/01/06           0.0000
0004625971                O                  05/01/36
0

10502846      286/286     F                  228,500.00         ZZ
                          360                227,678.34         1
                          6.5000             1444.28            66
                          6.2500             1444.28
MIAMI         FL 33168    5                  04/25/06           00
0004628311                05                 06/01/06           0.0000
0004628311                O                  05/01/36
0

10502852      286/286     F                  274,000.00         T
                          360                272,811.32         1
                          6.5000             1731.87            52
                          6.2500             1731.87
LAS VEGAS     NV 89123    1                  04/18/06           00
0004629035                01                 06/01/06           0.0000
0004629035                O                  05/01/36
0

10502860      286/286     F                  350,000.00         ZZ
                          360                348,974.24         1
                          6.1250             2126.64            78
                          5.8750             2126.64
UPPER MARLBOROMD 20772    1                  04/28/06           00
0004630465                05                 06/01/06           0.0000
0004630465                O                  05/01/36
0

10502876      286/286     F                  119,200.00         ZZ
                          360                118,929.12         1
                          6.6250             763.26             80
                          6.3750             763.26
CHIPPEWA LAKE OH 44215    1                  05/12/06           00
0004633432                05                 07/01/06           0.0000
0004633432                O                  06/01/36
0

10502884      286/286     F                  356,000.00         T
                          360                354,981.34         1
                          6.2500             2191.96            80
                          6.0000             2191.96
OCEAN CITY    MD 21842    1                  04/28/06           00
0004635080                08                 06/01/06           0.0000
0004635080                O                  05/01/36
0

10502890      286/286     F                  280,000.00         ZZ
                          360                279,139.37         1
                          5.8750             1656.31            70
                          5.6250             1656.31
WAHIAWA       HI 96786    5                  04/20/06           00
0004636419                05                 06/01/06           0.0000
0004636419                O                  05/01/36
0

10502898      286/286     F                  120,000.00         ZZ
                          360                119,782.43         1
                          6.5000             758.49             80
                          6.2500             758.49
RIO RANCHO    NM 87124    1                  05/04/06           00
0004636942                05                 07/01/06           0.0000
0004636942                O                  06/01/36
0

10502924      286/286     F                  350,000.00         T
                          360                349,395.62         1
                          6.7500             2270.09            17
                          6.5000             2270.09
KIHEI         HI 96753    1                  05/03/06           00
0004640874                01                 07/01/06           0.0000
0004640874                O                  06/01/36
0

10502930      286/286     F                  120,000.00         ZZ
                          360                119,777.11         1
                          6.3750             748.65             54
                          6.1250             748.65
ARKADELPHIA   AR 71923    2                  05/18/06           00
0004641461                05                 07/01/06           0.0000
0004641461                O                  06/01/36
0

10503274      286/286     F                  417,000.00         T
                          360                416,244.00         1
                          6.5000             2635.73            71
                          6.2500             2635.73
JOHNSONVILLE  SC 29555    1                  05/05/06           00
0004643076                05                 07/01/06           0.0000
0004643076                O                  06/01/36
0

10503282      286/286     F                  261,870.00         ZZ
                          360                261,132.76         1
                          6.8750             1720.30            90
                          6.6250             1720.30
GRAYSLAKE     IL 60030    1                  04/27/06           14
0004643844                05                 06/01/06           25.0000
0004643844                O                  05/01/36
0

10503286      286/286     F                  123,500.00         ZZ
                          360                123,236.85         1
                          6.5000             780.61             95
                          6.2500             780.61
MARIETTA      GA 30062    1                  05/01/06           11
0004644419                05                 07/01/06           30.0000
0004644419                O                  06/01/36
0

10503288      286/286     F                  98,910.00          ZZ
                          360                98,739.20          1
                          6.7500             641.53             90
                          6.5000             641.53
GLENOLDEN     PA 19036    1                  05/15/06           11
0004644469                05                 07/01/06           25.0000
0004644469                O                  06/01/36
0

10503292      286/286     F                  100,000.00         ZZ
                          360                99,706.90          1
                          6.1250             607.62             76
                          5.8750             607.62
SWEETWATER    TX 79556    2                  04/27/06           00
0004644612                05                 06/01/06           0.0000
0004644612                O                  05/01/36
0

10503294      286/286     F                  153,600.00         ZZ
                          360                153,341.16         2
                          6.8750             1009.05            80
                          6.6250             1009.05
KLAMATH FALLS OR 97601    1                  05/05/06           00
0004644835                05                 07/01/06           0.0000
0004644835                N                  06/01/36
0

10503298      286/286     F                  276,000.00         ZZ
                          360                275,247.41         1
                          6.5000             1744.51            66
                          6.2500             1744.51
OAK GROVE     MN 55011    5                  04/26/06           00
0004645279                05                 06/01/06           0.0000
0004645279                O                  05/01/36
0

10503300      286/286     F                  258,500.00         ZZ
                          360                257,795.12         1
                          6.5000             1633.90            55
                          6.2500             1633.90
RENO          NV 89511    2                  04/24/06           00
0004645478                05                 06/01/06           0.0000
0004645478                O                  05/01/36
0

10503304      286/286     F                  140,000.00         ZZ
                          360                139,746.18         1
                          6.5000             884.90             80
                          6.2500             884.90
WEST JORDAN   UT 84084    1                  05/04/06           00
0004645663                05                 07/01/06           0.0000
0004645663                O                  06/01/36
0

10503330      286/286     F                  114,300.00         ZZ
                          360                113,972.93         1
                          6.2500             703.77             90
                          6.0000             703.77
UPPER DARBY   PA 19082    1                  04/28/06           11
0004647976                05                 06/01/06           25.0000
0004647976                O                  05/01/36
0

10503334      286/286     F                  210,000.00         ZZ
                          360                209,354.53         1
                          5.8750             1242.23            57
                          5.6250             1242.23
BOTHELL       WA 98012    1                  04/18/06           00
0004648307                03                 06/01/06           0.0000
0004648307                O                  05/01/36
0

10503340      286/286     F                  108,400.00         ZZ
                          360                107,923.27         1
                          6.3750             676.28             80
                          6.1250             676.28
SAN ANTONIO   TX 78232    1                  04/26/06           00
0004648775                05                 06/01/06           0.0000
0004648775                O                  05/01/36
0

10503342      286/286     F                  260,000.00         ZZ
                          360                259,517.08         1
                          6.3750             1622.07            86
                          6.1250             1622.07
SPRING        TX 77382    2                  05/04/06           12
0004648778                03                 07/01/06           25.0000
0004648778                O                  06/01/36
0

10503352      286/286     F                  366,000.00         ZZ
                          360                365,286.72         1
                          6.1250             2223.86            72
                          5.8750             2223.86
AUSTIN        TX 78704    1                  05/08/06           00
0004649405                05                 07/01/06           0.0000
0004649405                O                  06/01/36
0

10503402      286/286     F                  163,000.00         ZZ
                          360                162,510.75         1
                          6.0000             977.27             60
                          5.7500             977.27
CAPE CANAVERALFL 32920    5                  04/25/06           00
0004653279                05                 06/01/06           0.0000
0004653279                N                  05/01/36
0

10503404      286/286     F                  64,500.00          ZZ
                          360                64,383.06          1
                          6.5000             407.69             75
                          6.2500             407.69
GEORGETOWN    TX 78626    1                  05/05/06           00
0004653675                05                 07/01/06           0.0000
0004653675                N                  06/01/36
0

10503408      286/286     F                  184,300.00         ZZ
                          360                183,821.27         1
                          6.7500             1195.37            95
                          6.5000             1195.37
KANSAS CITY   MO 64108    1                  04/26/06           12
0004654353                03                 06/01/06           30.0000
0004654353                O                  05/01/36
0

10503424      286/286     F                  508,800.00         T
                          360                507,412.60         1
                          6.5000             3215.97            80
                          6.2500             3215.97
KAILUA KONA   HI 96740    1                  04/21/06           00
0004655726                05                 06/01/06           0.0000
0004655726                O                  05/01/36
0

10503432      286/286     F                  223,000.00         ZZ
                          360                222,087.90         1
                          6.3750             1391.23            58
                          6.1250             1391.23
WALPOLE       MA 02081    2                  04/28/06           00
0004656097                05                 06/01/06           0.0000
0004656097                O                  05/01/36
0

10503436      286/286     F                  134,100.00         T
                          360                133,856.89         1
                          6.5000             847.61             79
                          6.2500             847.61
DECATUR       GA 30030    2                  05/11/06           00
0004657127                01                 07/01/06           0.0000
0004657127                O                  06/01/36
0

10503464      286/286     F                  417,000.00         ZZ
                          360                415,835.15         1
                          6.3750             2601.54            74
                          6.1250             2601.54
OLNEY         MD 20832    1                  05/01/06           00
0004659059                03                 06/01/06           0.0000
0004659059                O                  05/01/36
0

10503474      286/286     F                  246,300.00         ZZ
                          360                245,612.00         1
                          6.3750             1536.59            80
                          6.1250             1536.59
HOLLY SPRINGS GA 30115    1                  04/21/06           00
0004659932                03                 06/01/06           0.0000
0004659932                O                  05/01/36
0

10503476      286/286     F                  240,000.00         ZZ
                          360                239,585.56         1
                          6.7500             1556.64            88
                          6.5000             1556.64
CHICAGO       IL 60630    1                  05/10/06           14
0004659940                05                 07/01/06           25.0000
0004659940                O                  06/01/36
0

10503488      286/286     F                  375,000.00         T
                          360                374,352.44         1
                          6.7500             2432.25            43
                          6.5000             2432.25
HALEIWA       HI 96712    1                  05/08/06           00
0004660679                03                 07/01/06           0.0000
0004660679                O                  06/01/36
0

10503498      286/286     F                  143,900.00         ZZ
                          360                143,543.50         1
                          7.1250             969.49             95
                          6.8750             969.49
LEXINGTON     KY 40509    1                  04/28/06           14
0004660919                05                 06/01/06           30.0000
0004660919                O                  05/01/36
0

10503500      286/286     F                  133,000.00         ZZ
                          360                132,654.52         1
                          6.7500             862.64             70
                          6.5000             862.64
ATHENS        GA 30605    5                  04/28/06           00
0004662252                05                 06/01/06           0.0000
0004662252                N                  05/01/36
0

10503506      286/286     F                  133,000.00         ZZ
                          360                132,654.52         1
                          6.7500             862.64             70
                          6.5000             862.64
ATHENS        GA 30605    5                  04/28/06           00
0004662299                05                 06/01/06           0.0000
0004662299                N                  05/01/36
0

10503512      286/286     F                  269,100.00         ZZ
                          360                268,635.31         1
                          6.7500             1745.38            90
                          6.5000             1745.38
CHICAGO       IL 60629    1                  05/10/06           01
0004662755                05                 07/01/06           35.0000
0004662755                O                  06/01/36
0

10503516      286/286     F                  104,500.00         ZZ
                          360                104,332.36         1
                          7.1250             704.04             95
                          6.8750             704.04
SOUTH BEND    IN 46637    1                  05/19/06           01
0004663251                05                 07/01/06           30.0000
0004663251                O                  06/01/36
0

10503522      286/286     F                  220,000.00         ZZ
                          360                219,400.12         1
                          6.5000             1390.55            70
                          6.2500             1390.55
DAYTON        NV 89403    2                  04/21/06           00
0004663500                03                 06/01/06           0.0000
0004663500                O                  05/01/36
0

10503534      286/286     F                  110,050.00         T
                          360                109,757.08         1
                          6.6250             704.67             67
                          6.3750             704.67
COLUMBUS      WI 53925    5                  04/26/06           00
0004664715                05                 06/01/06           0.0000
0004664715                O                  05/01/36
0

10503536      286/286     F                  61,360.00          ZZ
                          360                61,211.90          1
                          7.1250             413.40             80
                          6.8750             413.40
BLOOMINGTON   IN 47403    1                  05/02/06           00
0004664996                05                 06/01/06           0.0000
0004664996                N                  05/01/36
0

10503552      286/286     F                  180,800.00         ZZ
                          360                180,282.65         1
                          6.2500             1113.22            80
                          6.0000             1113.22
COLD SPRING   MN 56320    2                  04/27/06           00
0004667111                05                 06/01/06           0.0000
0004667111                O                  05/01/36
0

10503558      286/286     F                  625,500.00         ZZ
                          360                624,338.24         1
                          6.3750             3902.31            75
                          6.1250             3902.31
HONOLULU      HI 96821    1                  05/09/06           00
0004667643                05                 07/01/06           0.0000
0004667643                O                  06/01/36
0

10503562      286/286     F                  65,000.00          T
                          360                64,839.22          1
                          7.0000             432.45             64
                          6.7500             432.45
LEVAN         UT 84639    1                  04/27/06           00
0004668310                05                 06/01/06           0.0000
0004668310                O                  05/01/36
0

10503580      286/286     F                  128,250.00         ZZ
                          360                128,017.49         1
                          6.5000             810.63             95
                          6.2500             810.63
OKLAHOMA CITY OK 73112    1                  05/15/06           10
0004670947                05                 07/01/06           30.0000
0004670947                O                  06/01/36
0

10503582      286/286     F                  99,200.00          ZZ
                          360                99,032.83          1
                          6.8750             651.68             80
                          6.6250             651.68
WOODWARD      OK 73801    1                  05/08/06           00
0004671484                05                 07/01/06           0.0000
0004671484                O                  06/01/36
0

10503588      286/286     F                  473,600.00         ZZ
                          360                472,720.32         2
                          6.3750             2954.65            80
                          6.1250             2954.65
OZONE PARK    NY 11416    1                  05/18/06           00
0004671745                05                 07/01/06           0.0000
0004671745                O                  06/01/36
0

10503602      286/286     F                  170,000.00         ZZ
                          360                169,657.39         1
                          6.8750             1116.78            63
                          6.6250             1116.78
BRADENTON     FL 34209    1                  05/08/06           00
0004672460                05                 07/01/06           0.0000
0004672460                N                  06/01/36
0

10503614      286/286     F                  187,000.00         ZZ
                          360                186,684.88         1
                          6.8750             1228.46            67
                          6.6250             1228.46
GLENVILLE     NY 12302    5                  05/15/06           00
0004673238                05                 07/01/06           0.0000
0004673238                O                  06/01/36
0

10503628      286/286     F                  220,000.00         ZZ
                          360                219,522.38         1
                          6.3750             1372.52            80
                          6.1250             1372.52
ROOSEVELT     NJ 08555    1                  05/18/06           00
0004674283                05                 07/01/06           0.0000
0004674283                O                  06/01/36
0

10503630      286/286     F                  168,000.00         ZZ
                          360                167,709.89         1
                          6.7500             1089.65            80
                          6.5000             1089.65
MUSKEGO       WI 53150    1                  05/08/06           00
0004674897                05                 07/01/06           0.0000
0004674897                O                  06/01/36
0

10503652      286/286     F                  54,000.00          T
                          360                53,372.55          1
                          7.1250             363.81             75
                          6.8750             363.81
LAUDERDALE LAKFL 33319    1                  05/19/06           00
0004676481                01                 07/01/06           0.0000
0004676481                O                  06/01/36
0

10503654      286/286     F                  170,100.00         ZZ
                          360                169,730.72         1
                          6.3750             1061.21            90
                          6.1250             1061.21
BERTHOUD      CO 80513    1                  05/09/06           12
0004677304                05                 07/01/06           25.0000
0004677304                O                  06/01/36
0

10503664      286/286     F                  116,000.00         T
                          360                115,789.70         1
                          6.5000             733.20             80
                          6.2500             733.20
SARASOTA      FL 34233    1                  05/16/06           00
0004679204                01                 07/01/06           0.0000
0004679204                O                  06/01/36
0

10503698      286/286     F                  150,000.00         ZZ
                          360                149,696.24         1
                          6.3750             935.81             74
                          6.1250             935.81
ALBUQUERQUE   NM 87114    5                  05/04/06           00
0004686629                03                 07/01/06           0.0000
0004686629                O                  06/01/36
0

10503700      286/286     F                  126,900.00         ZZ
                          360                126,680.85         1
                          6.7500             823.08             71
                          6.5000             823.08
SANDY         UT 84070    2                  05/09/06           00
0004686768                05                 07/01/06           0.0000
0004686768                O                  06/01/36
0

10503708      286/286     F                  168,750.00         ZZ
                          360                168,479.28         1
                          7.1250             1136.91            75
                          6.8750             1136.91
COLORADO SPRINCO 80916    1                  05/11/06           00
0004690359                01                 07/01/06           0.0000
0004690359                N                  06/01/36
0

10503710      286/286     F                  92,200.00          T
                          360                92,048.40          1
                          7.0000             613.41             66
                          6.7500             613.41
BRANSON       MO 65616    1                  05/16/06           00
0004690376                01                 07/01/06           0.0000
0004690376                O                  06/01/36
0

10503714      286/286     F                  168,750.00         ZZ
                          360                168,479.28         1
                          7.1250             1136.91            75
                          6.8750             1136.91
COLORADO SPRINCO 80916    1                  05/11/06           00
0004690525                01                 07/01/06           0.0000
0004690525                N                  06/01/36
0

10503718      286/286     F                  105,000.00         ZZ
                          360                104,713.65         1
                          6.6250             672.33             59
                          6.3750             672.33
SHOW LOW      AZ 85901    1                  05/10/06           00
0004690995                05                 07/01/06           0.0000
0004690995                O                  06/01/36
0

10503720      286/286     F                  417,000.00         T
                          360                416,244.00         1
                          6.5000             2635.73            66
                          6.2500             2635.73
SALT LAKE CITYUT 84124    1                  05/23/06           00
0004691889                05                 07/01/06           0.0000
0004691889                O                  06/01/36
0

10503726      286/286     F                  168,800.00         ZZ
                          360                168,213.73         1
                          6.8750             1108.90            80
                          6.6250             1108.90
COLD SPRING   MN 56320    1                  05/19/06           00
0004694933                05                 07/01/06           0.0000
0004694933                O                  06/01/36
0

10503728      286/286     F                  110,200.00         ZZ
                          360                110,023.22         1
                          7.1250             742.44             95
                          6.8750             742.44
MT GILEAD     OH 43338    1                  05/17/06           12
0004695065                05                 07/01/06           30.0000
0004695065                O                  06/01/36
0

10503736      286/286     F                  99,000.00          ZZ
                          360                98,833.18          1
                          6.8750             650.36             51
                          6.6250             650.36
SAN ANTONIO   TX 78250    1                  05/19/06           00
0004701633                05                 07/01/06           0.0000
0004701633                O                  06/01/36
0

10504590      286/286     F                  107,600.00         ZZ
                          360                107,292.08         1
                          6.2500             662.52             80
                          6.0000             662.52
FORT WORTH    TX 76248    1                  04/27/06           00
0004250532                03                 06/01/06           0.0000
0004250532                O                  05/01/36
0

10504592      286/286     F                  136,550.00         ZZ
                          360                136,272.84         1
                          6.2500             840.77             80
                          6.0000             840.77
FORT WORTH    TX 76248    1                  05/11/06           00
0004250624                03                 07/01/06           0.0000
0004250624                O                  06/01/36
0

10504600      286/286     F                  156,000.00         ZZ
                          360                155,594.49         1
                          6.7500             1011.82            80
                          6.5000             1011.82
WESTAMPTON    NJ 08060    1                  04/28/06           00
0004440112                05                 06/01/06           0.0000
0004440112                O                  05/01/36
0

10504602      286/286     F                  183,000.00         ZZ
                          360                182,683.99         1
                          6.7500             1186.94            80
                          6.5000             1186.94
BUDA          TX 78610    1                  05/05/06           00
0004440224                03                 07/01/06           0.0000
0004440224                O                  06/01/36
0

10504610      286/286     F                  275,360.00         ZZ
                          360                274,783.63         1
                          5.7500             1606.93            80
                          5.5000             1606.93
ASHBURN       VA 20148    1                  05/11/06           00
0004528950                01                 07/01/06           0.0000
0004528950                O                  06/01/36
0

10504618      286/286     F                  192,000.00         ZZ
                          360                191,463.65         1
                          6.3750             1197.84            76
                          6.1250             1197.84
DOVER         NH 03820    1                  04/27/06           00
0004550322                05                 06/01/06           0.0000
0004550322                O                  05/01/36
0

10504622      286/286     F                  127,505.00         ZZ
                          360                127,157.32         1
                          6.5000             805.92             100
                          6.2500             805.92
BLUE SPRINGS  MO 64015    1                  04/28/06           12
0004558219                05                 06/01/06           35.0000
0004558219                O                  05/01/36
0

10504624      286/286     F                  146,233.00         ZZ
                          360                145,699.88         1
                          6.5000             924.30             80
                          6.2500             924.30
SAN ANTONIO   TX 78255    1                  03/27/06           00
0004563796                03                 05/01/06           0.0000
0004563796                O                  04/01/36
0

10504652      286/286     F                  158,000.00         ZZ
                          360                157,579.46         1
                          6.6250             1011.70            80
                          6.3750             1011.70
MIAMISBURG    OH 45342    1                  04/27/06           00
0004590309                05                 06/01/06           0.0000
0004590309                O                  05/01/36
0

10504692      286/286     F                  81,000.00          ZZ
                          360                80,870.05          1
                          7.1250             545.72             100
                          6.8750             545.72
FOUNTAIN HILL PA 18015    1                  05/16/06           14
0004602159                05                 07/01/06           35.0000
0004602159                O                  06/01/36
0

10504710      286/286     F                  156,462.00         ZZ
                          360                156,045.56         1
                          6.6250             1001.85            80
                          6.3750             1001.85
GRAND PRAIRIE TX 75054    1                  04/07/06           00
0004605109                03                 06/01/06           0.0000
0004605109                O                  05/01/36
0

10504764      286/286     F                  150,200.00         ZZ
                          360                149,940.63         1
                          6.7500             974.20             80
                          6.5000             974.20
TACOMA        WA 98444    1                  05/03/06           00
0004615332                05                 07/01/06           0.0000
0004615332                O                  06/01/36
0

10504774      286/286     F                  285,200.00         ZZ
                          360                284,657.37         1
                          6.2500             1756.03            80
                          6.0000             1756.03
LEWISVILLE    TX 75056    1                  05/17/06           00
0004617169                03                 07/01/06           0.0000
0004617169                O                  06/01/36
0

10504782      286/286     F                  263,900.00         ZZ
                          360                263,409.84         1
                          6.3750             1646.40            100
                          6.1250             1646.40
NEW BRAUNFELS TX 78130    1                  05/11/06           01
0004618236                05                 07/01/06           35.0000
0004618236                O                  06/01/36
0

10504798      286/286     F                  157,000.00         ZZ
                          360                156,517.42         1
                          5.8750             928.72             66
                          5.6250             928.72
WAYNESBORO    PA 17268    1                  04/28/06           00
0004619809                05                 06/01/06           0.0000
0004619809                O                  05/01/36
0

10504860      286/286     F                  65,500.00          ZZ
                          360                65,337.97          1
                          7.0000             435.78             100
                          6.7500             435.78
EAST PEORIA   IL 61611    1                  04/28/06           01
0004628006                05                 06/01/06           35.0000
0004628006                O                  05/01/36
0

10504872      286/286     F                  139,000.00         ZZ
                          360                138,765.76         1
                          6.8750             913.14             100
                          6.6250             913.14
WARSAW        IN 46582    1                  05/12/06           11
0004628702                05                 07/01/06           35.0000
0004628702                O                  06/01/36
0

10504874      286/286     F                  111,120.00         ZZ
                          360                110,928.10         1
                          6.7500             720.73             80
                          6.5000             720.73
BROWNSBURG    IN 46112    1                  05/02/06           00
0004628714                03                 07/01/06           0.0000
0004628714                O                  06/01/36
0

10504886      286/286     F                  135,200.00         ZZ
                          360                134,831.33         1
                          6.5000             854.56             80
                          6.2500             854.56
LOUISVILLE    KY 40229    1                  04/25/06           00
0004629894                05                 06/01/06           0.0000
0004629894                O                  05/01/36
0

10504892      286/286     F                  98,300.00          ZZ
                          360                98,044.64          1
                          6.7500             637.58             80
                          6.5000             637.58
UNIVERSAL CITYTX 78148    1                  04/03/06           00
0004630228                03                 06/01/06           0.0000
0004630228                O                  05/01/36
0

10504900      286/286     F                  247,200.00         ZZ
                          360                246,557.88         1
                          6.7500             1603.34            80
                          6.5000             1603.34
CANTON        MI 48187    1                  04/27/06           00
0004630688                05                 06/01/06           0.0000
0004630688                O                  05/01/36
0

10504904      286/286     F                  132,800.00         ZZ
                          360                132,437.87         1
                          6.5000             839.39             80
                          6.2500             839.39
FRISCO        TX 75035    1                  05/01/06           00
0004631128                05                 06/01/06           0.0000
0004631128                O                  05/01/36
0

10504956      286/286     F                  110,400.00         ZZ
                          360                110,091.59         1
                          6.3750             688.76             80
                          6.1250             688.76
BUDA          TX 78610    1                  04/05/06           00
0004633946                03                 06/01/06           0.0000
0004633946                O                  05/01/36
0

10504964      286/286     F                  176,000.00         ZZ
                          360                175,469.00         1
                          6.0000             1055.21            80
                          5.7500             1055.21
WESTMINSTER   CO 80031    1                  04/28/06           00
0004634756                05                 06/01/06           0.0000
0004634756                O                  05/01/36
0

10504978      286/286     F                  100,000.00         ZZ
                          360                99,831.50          1
                          6.8750             656.93             80
                          6.6250             656.93
RICHMOND      VA 23225    1                  05/17/06           00
0004635690                05                 07/01/06           0.0000
0004635690                O                  06/01/36
0

10504994      286/286     F                  152,763.00         ZZ
                          360                152,375.75         1
                          6.8750             1003.55            80
                          6.6250             1003.55
SAN ANTONIO   TX 78254    1                  04/27/06           00
0004636601                05                 06/01/06           0.0000
0004636601                O                  05/01/36
0

10505008      286/286     F                  203,400.00         ZZ
                          360                202,858.67         1
                          6.6250             1302.39            80
                          6.3750             1302.39
CEDAR PARK    TX 78613    1                  04/13/06           00
0004638289                03                 06/01/06           0.0000
0004638289                O                  05/01/36
0

10505022      286/286     F                  120,177.00         ZZ
                          360                119,959.11         1
                          6.5000             759.61             80
                          6.2500             759.61
AUSTIN        TX 78757    1                  05/08/06           00
0004639207                05                 07/01/06           0.0000
0004639207                O                  06/01/36
0

10505028      286/286     F                  304,000.00         ZZ
                          360                303,225.14         1
                          7.0000             2022.52            100
                          6.7500             2022.52
SPANAWAY      WA 98387    1                  04/21/06           14
0004639485                03                 06/01/06           35.0000
0004639485                O                  05/01/36
0

10505060      286/286     F                  121,600.00         ZZ
                          360                121,291.75         1
                          6.8750             798.83             80
                          6.6250             798.83
CHILLICOTHE   OH 45601    1                  04/28/06           00
0004643023                05                 06/01/06           0.0000
0004643023                O                  05/01/36
0

10505062      286/286     F                  84,000.00          ZZ
                          360                83,787.05          1
                          6.8750             551.83             80
                          6.6250             551.83
SIDNEY        OH 45365    2                  04/24/06           00
0004643105                05                 06/01/06           0.0000
0004643105                O                  05/01/36
0

10505082      286/286     F                  48,000.00          ZZ
                          360                47,873.80          1
                          6.7500             311.33             80
                          6.5000             311.33
LONGVIEW      TX 75604    1                  05/03/06           00
0004644556                05                 06/01/06           0.0000
0004644556                O                  05/01/36
0

10505088      286/286     F                  124,000.00         ZZ
                          360                123,677.89         1
                          6.7500             804.27             80
                          6.5000             804.27
KANSAS CITY   MO 64155    1                  04/25/06           00
0004645325                05                 06/01/06           0.0000
0004645325                O                  05/01/36
0

10505112      286/286     F                  111,120.00         ZZ
                          360                110,838.33         1
                          6.8750             729.98             80
                          6.6250             729.98
HOUSTON       TX 77089    1                  04/26/06           00
0004646529                03                 06/01/06           0.0000
0004646529                O                  05/01/36
0

10505118      286/286     F                  170,160.00         ZZ
                          360                169,866.16         1
                          6.7500             1103.66            80
                          6.5000             1103.66
BLISSFIELD    MI 49228    1                  05/02/06           00
0004646959                05                 07/01/06           0.0000
0004646959                O                  06/01/36
0

10505134      286/286     F                  216,800.00         ZZ
                          360                216,222.98         1
                          6.6250             1388.20            80
                          6.3750             1388.20
DAVIE         FL 33324    1                  04/28/06           00
0004648322                03                 06/01/06           0.0000
0004648322                O                  05/01/36
0

10505140      286/286     F                  54,000.00          ZZ
                          360                53,866.41          1
                          7.0000             359.27             100
                          6.7500             359.27
TAYLOR        TX 76754    1                  04/27/06           11
0004649095                05                 06/01/06           35.0000
0004649095                O                  05/01/36
0

10505154      286/286     F                  119,300.00         ZZ
                          360                118,974.69         1
                          6.5000             754.06             88
                          6.2500             754.06
SANTA FE      TX 77510    1                  04/28/06           01
0004649941                05                 06/01/06           35.0000
0004649941                O                  05/01/36
0

10505166      286/286     F                  191,900.00         ZZ
                          360                191,552.10         1
                          6.5000             1212.94            80
                          6.2500             1212.94
ROWLETT       TX 75088    1                  05/15/06           00
0004650793                05                 07/01/06           0.0000
0004650793                O                  06/01/36
0

10505210      286/286     F                  165,000.00         ZZ
                          360                164,700.85         1
                          6.5000             1042.92            100
                          6.2500             1042.92
LONG BRANCH   NJ 07740    1                  05/04/06           01
0004654100                01                 07/01/06           35.0000
0004654100                O                  06/01/36
0

10505212      286/286     F                  98,320.00          ZZ
                          360                98,154.31          1
                          6.8750             645.90             80
                          6.6250             645.90
MARTINSBURG   WV 25414    1                  05/11/06           00
0004654123                05                 07/01/06           0.0000
0004654123                O                  06/01/36
0

10505222      286/286     F                  120,000.00         ZZ
                          360                119,797.78         1
                          6.8750             788.32             80
                          6.6250             788.32
COLUMBUS      OH 43231    1                  05/15/06           00
0004654617                05                 07/01/06           0.0000
0004654617                O                  06/01/36
0

10505224      286/286     F                  260,000.00         ZZ
                          360                259,551.02         1
                          6.7500             1686.36            80
                          6.5000             1686.36
MARIETTA      GA 30062    1                  05/08/06           00
0004654904                03                 07/01/06           0.0000
0004654904                O                  06/01/36
0

10505226      286/286     F                  127,920.00         ZZ
                          360                127,699.10         1
                          6.7500             829.69             80
                          6.5000             829.69
DILLSBURG     PA 17019    1                  05/15/06           00
0004654999                05                 07/01/06           0.0000
0004654999                O                  06/01/36
0

10505234      286/286     F                  44,000.00          ZZ
                          360                43,915.54          1
                          6.5000             278.11             80
                          6.2500             278.11
MIDLAND       MI 48640    1                  05/12/06           00
0004655200                05                 07/01/06           0.0000
0004655200                O                  06/01/36
0

10505250      286/286     F                  124,000.00         ZZ
                          360                123,653.62         1
                          6.3750             773.60             80
                          6.1250             773.60
INDIANAPOLIS  IN 46236    1                  04/26/06           00
0004657236                03                 06/01/06           0.0000
0004657236                O                  05/01/36
0

10505252      286/286     F                  123,760.00         ZZ
                          360                123,430.62         1
                          6.6250             792.45             80
                          6.3750             792.45
KATY          TX 77450    1                  04/24/06           00
0004657274                03                 06/01/06           0.0000
0004657274                O                  05/01/36
0

10505256      286/286     F                  280,000.00         ZZ
                          360                279,516.48         1
                          6.7500             1816.08            80
                          6.5000             1816.08
CORPUS CHRISTITX 78414    1                  05/01/06           00
0004657366                03                 07/01/06           0.0000
0004657366                O                  06/01/36
0

10505258      286/286     F                  86,330.00          ZZ
                          360                86,102.89          1
                          7.0000             574.36             97
                          6.7500             574.36
SAN ANTONIO   TX 78213    1                  04/26/06           14
0004657378                05                 06/01/06           35.0000
0004657378                O                  05/01/36
0

10505444      286/286     F                  183,920.00         ZZ
                          360                183,430.51         1
                          6.6250             1177.66            80
                          6.3750             1177.66
COLUMBUS      NC 28722    1                  04/28/06           00
0004658241                03                 06/01/06           0.0000
0004658241                O                  05/01/36
0

10505446      286/286     F                  50,680.00          ZZ
                          360                50,538.43          1
                          6.3750             316.18             80
                          6.1250             316.18
ASHLAND       OH 44805    1                  04/28/06           00
0004658356                05                 06/01/06           0.0000
0004658356                O                  05/01/36
0

10505458      286/286     F                  120,000.00         ZZ
                          360                119,792.78         1
                          6.7500             778.32             53
                          6.5000             778.32
BOISE         ID 83706    1                  05/04/06           00
0004659254                03                 07/01/06           0.0000
0004659254                O                  06/01/36
0

10505462      286/286     F                  78,320.00          ZZ
                          360                78,116.54          1
                          6.7500             507.99             80
                          6.5000             507.99
CLAYTON       NC 27520    1                  05/01/06           00
0004659294                03                 06/01/06           0.0000
0004659294                O                  05/01/36
0

10505470      286/286     F                  400,000.00         ZZ
                          360                399,309.26         1
                          6.7500             2594.40            80
                          6.5000             2594.40
MOUNT AIRY    MD 21771    1                  05/10/06           00
0004659808                05                 07/01/06           0.0000
0004659808                O                  06/01/36
0

10505508      286/286     F                  399,920.00         ZZ
                          360                399,246.09         1
                          6.8750             2627.20            80
                          6.6250             2627.20
SILVER SPRING MD 20901    1                  05/12/06           00
0004662010                05                 07/01/06           0.0000
0004662010                O                  06/01/36
0

10505520      286/286     F                  224,800.00         ZZ
                          360                224,421.19         1
                          6.8750             1476.78            80
                          6.6250             1476.78
TYLER         TX 75703    1                  05/11/06           00
0004662485                05                 07/01/06           0.0000
0004662485                O                  06/01/36
0

10505522      286/286     F                  77,600.00          ZZ
                          360                77,412.71          1
                          7.1250             522.81             80
                          6.8750             522.81
HUMBOLDT      TN 38343    1                  04/28/06           00
0004662486                05                 06/01/06           0.0000
0004662486                O                  05/01/36
0

10505526      286/286     F                  161,600.00         ZZ
                          360                161,299.84         1
                          6.3750             1008.18            80
                          6.1250             1008.18
DALLAS        TX 75287    1                  05/10/06           00
0004662499                05                 07/01/06           0.0000
0004662499                O                  06/01/36
0

10505528      286/286     F                  122,800.00         ZZ
                          360                122,584.78         1
                          6.7500             796.48             80
                          6.5000             796.48
SAVANNAH      GA 31405    1                  05/11/06           00
0004662797                05                 07/01/06           0.0000
0004662797                O                  06/01/36
0

10505544      286/286     F                  88,000.00          ZZ
                          360                87,655.21          1
                          7.0000             585.47             80
                          6.7500             585.47
MEDWAY        OH 45341    1                  04/28/06           00
0004664774                05                 06/01/06           0.0000
0004664774                O                  05/01/36
0

10505548      286/286     F                  111,519.00         ZZ
                          360                111,214.91         1
                          6.5000             704.88             80
                          6.2500             704.88
JEFFERSONVILLEIN 47130    1                  04/25/06           00
0004665187                05                 06/01/06           0.0000
0004665187                O                  05/01/36
0

10505572      286/286     F                  114,000.00         ZZ
                          360                113,681.55         1
                          6.3750             711.22             100
                          6.1250             711.22
JOSHUA        TX 76058    1                  04/25/06           14
0004666665                05                 06/01/06           35.0000
0004666665                O                  05/01/36
0

10505582      286/286     F                  135,000.00         ZZ
                          360                134,755.24         1
                          6.5000             853.30             97
                          6.2500             853.30
ALBUQUERQUE   NM 87123    1                  05/02/06           12
0004667392                05                 07/01/06           35.0000
0004667392                O                  06/01/36
0

10505598      286/286     F                  184,000.00         ZZ
                          360                183,522.03         1
                          6.7500             1193.43            80
                          6.5000             1193.43
RICHARDSON    TX 75082    1                  04/27/06           00
0004668575                05                 06/01/06           0.0000
0004668575                O                  05/01/36
0

10505772      286/286     F                  200,000.00         ZZ
                          360                199,480.49         1
                          6.7500             1297.20            100
                          6.5000             1297.20
SUMMERVILLE   SC 29485    1                  05/01/06           14
0004669194                03                 06/01/06           35.0000
0004669194                O                  05/01/36
0

10505788      286/286     F                  101,600.00         ZZ
                          360                101,424.55         1
                          6.7500             658.98             80
                          6.5000             658.98
LEANDER       TX 78641    2                  05/02/06           00
0004670220                03                 07/01/06           0.0000
0004670220                O                  06/01/36
0

10505806      286/286     F                  208,000.00         ZZ
                          360                207,472.77         1
                          6.8750             1366.41            80
                          6.6250             1366.41
AUSTIN        TX 78750    1                  04/28/06           00
0004672142                05                 06/01/06           0.0000
0004672142                O                  05/01/36
0

10505816      286/286     F                  144,000.00         ZZ
                          360                143,751.32         1
                          6.7500             933.99             100
                          6.5000             933.99
DALLAS        TX 75227    1                  05/19/06           11
0004672875                05                 07/01/06           35.0000
0004672875                O                  06/01/36
0

10505818      286/286     F                  275,000.00         ZZ
                          360                274,464.07         1
                          6.1250             1670.93            65
                          5.8750             1670.93
LUSBY         MD 20657    1                  05/05/06           00
0004673171                05                 07/01/06           0.0000
0004673171                O                  06/01/36
0

10505822      286/286     F                  84,000.00          ZZ
                          360                83,851.35          1
                          6.6250             537.87             80
                          6.3750             537.87
FT WAYNE      IN 46805    1                  05/08/06           00
0004673379                05                 07/01/06           0.0000
0004673379                O                  06/01/36
0

10505824      286/286     F                  96,000.00          ZZ
                          360                95,756.63          1
                          6.8750             630.66             80
                          6.6250             630.66
ROCKPORT      TX 78382    1                  04/28/06           00
0004673755                05                 06/01/06           0.0000
0004673755                O                  05/01/36
0

10505826      286/286     F                  85,000.00          ZZ
                          360                84,784.54          1
                          6.8750             558.39             100
                          6.6250             558.39
ARDMORE       OK 73401    1                  04/27/06           11
0004673757                05                 06/01/06           35.0000
0004673757                O                  05/01/36
0

10505836      286/286     F                  228,000.00         ZZ
                          360                227,615.80         1
                          6.8750             1497.80            80
                          6.6250             1497.80
GRAND JUNCTIONCO 81503    1                  05/19/06           00
0004675064                05                 07/01/06           0.0000
0004675064                O                  06/01/36
0

10505838      286/286     F                  128,800.00         ZZ
                          360                128,527.29         1
                          6.7500             835.40             80
                          6.5000             835.40
HOUSTON       TX 77095    1                  05/04/06           00
0004675239                03                 07/01/06           0.0000
0004675239                O                  06/01/36
0

10505868      286/286     F                  160,000.00         ZZ
                          360                159,735.46         1
                          7.0000             1064.49            100
                          6.7500             1064.49
CLERMONT      FL 34711    1                  05/17/06           12
0004678456                03                 07/01/06           35.0000
0004678456                O                  06/01/36
0

10505876      286/286     F                  151,200.00         ZZ
                          360                150,925.88         1
                          6.5000             955.69             80
                          6.2500             955.69
TOMBALL       TX 77377    1                  05/09/06           00
0004679892                03                 07/01/06           0.0000
0004679892                O                  06/01/36
0

10505878      286/286     F                  84,700.00          ZZ
                          360                84,553.73          1
                          6.7500             549.37             80
                          6.5000             549.37
ELKHART       IN 46516    1                  05/12/06           00
0004680057                05                 07/01/06           0.0000
0004680057                O                  06/01/36
0

10505880      286/286     F                  98,000.00          ZZ
                          360                97,822.32          1
                          6.5000             619.43             80
                          6.2500             619.43
GRAY COURT    SC 29645    1                  05/08/06           00
0004680586                05                 07/01/06           0.0000
0004680586                O                  06/01/36
0

10505892      286/286     F                  143,200.00         ZZ
                          360                142,952.71         1
                          6.7500             928.80             80
                          6.5000             928.80
ANNA          TX 75409    1                  05/19/06           00
0004681371                05                 07/01/06           0.0000
0004681371                O                  06/01/36
0

10505896      286/286     F                  235,000.00         ZZ
                          360                234,603.99         1
                          6.8750             1543.79            100
                          6.6250             1543.79
WARWICK       RI 02889    1                  05/12/06           10
0004681782                05                 07/01/06           35.0000
0004681782                O                  06/01/36
0

10505900      286/286     F                  125,130.00         ZZ
                          360                124,903.14         1
                          6.5000             790.91             97
                          6.2500             790.91
AUSTIN        TX 78745    1                  05/15/06           01
0004681906                05                 07/01/06           35.0000
0004681906                O                  06/01/36
0

10505912      286/286     F                  222,240.00         ZZ
                          360                221,856.22         1
                          6.7500             1441.45            80
                          6.5000             1441.45
AUSTIN        TX 78759    1                  05/15/06           00
0004683763                05                 07/01/06           0.0000
0004683763                O                  06/01/36
0

10505918      286/286     F                  89,040.00          ZZ
                          360                88,882.43          1
                          6.6250             570.14             80
                          6.3750             570.14
BUDA          TX 78610    1                  05/08/06           00
0004684608                05                 07/01/06           0.0000
0004684608                O                  06/01/36
0

10505920      286/286     F                  147,600.00         ZZ
                          360                147,325.85         1
                          6.3750             920.84             80
                          6.1250             920.84
CHATTANOOGA   TN 37415    1                  05/05/06           00
0004684969                05                 07/01/06           0.0000
0004684969                O                  06/01/36
0

10505926      286/286     F                  69,600.00          ZZ
                          360                69,479.80          1
                          6.7500             451.43             80
                          6.5000             451.43
WINFIELD      KS 67156    1                  05/10/06           00
0004686384                05                 07/01/06           0.0000
0004686384                O                  06/01/36
0

10505942      286/286     F                  71,920.00          ZZ
                          360                71,789.60          1
                          6.5000             454.59             80
                          6.2500             454.59
CHATTANOOGA   TN 37412    1                  05/12/06           00
0004690396                05                 07/01/06           0.0000
0004690396                O                  06/01/36
0

10505954      286/286     F                  191,000.00         ZZ
                          360                190,645.24         1
                          6.3750             1191.60            77
                          6.1250             1191.60
DECATUR       GA 30030    1                  05/19/06           00
0004694988                05                 07/01/06           0.0000
0004694988                O                  06/01/36
0

10505958      286/286     F                  194,216.00         ZZ
                          360                193,888.72         1
                          6.8750             1275.87            80
                          6.6250             1275.87
DESOTO        TX 75115    1                  05/12/06           00
0004699061                03                 07/01/06           0.0000
0004699061                O                  06/01/36
0

10505960      286/286     F                  132,000.00         ZZ
                          360                131,782.97         1
                          7.0000             878.20             80
                          6.7500             878.20
CHICAGO       IL 60624    1                  05/11/06           00
0004699109                01                 07/01/06           0.0000
0004699109                O                  06/01/36
0

10505964      286/286     F                  88,800.00          ZZ
                          360                88,647.32          1
                          6.8750             583.36             100
                          6.6250             583.36
FERGUS FALLS  MN 56537    1                  05/15/06           12
0004703522                05                 07/01/06           35.0000
0004703522                O                  06/01/36
0

10505966      286/286     F                  109,000.00         ZZ
                          360                108,797.55         1
                          6.3750             680.02             100
                          6.1250             680.02
WATAUGA       TX 76148    1                  05/17/06           11
0004705333                05                 07/01/06           35.0000
0004705333                O                  06/01/36
0

10519378      944/G02     F                  235,000.00         ZZ
                          360                234,529.70         1
                          6.8750             1543.78            70
                          6.6250             1543.78
HOOD RIVER    OR 97031    5                  05/25/06           00
0441566106                05                 07/01/06           0.0000
1001885614                O                  06/01/36
0

10519398      944/G02     F                  317,500.00         ZZ
                          360                316,964.80         1
                          6.8750             2085.75            64
                          6.6250             2085.75
LAS VEGAS     NV 89123    5                  05/25/06           00
0441566031                03                 07/01/06           0.0000
1001886455                O                  06/01/36
0

10519412      944/G02     F                  80,000.00          ZZ
                          360                79,854.90          1
                          6.5000             505.65             22
                          6.2500             505.65
INGLEWOOD     CA 90302    5                  05/25/06           00
0441558848                05                 07/01/06           0.0000
1001887087                O                  06/01/36
0

10520998      Y21/G02     F                  95,000.00          ZZ
                          360                94,833.87          1
                          6.7500             616.17             93
                          6.5000             616.17
GASTONIA      NC 28052    2                  05/25/06           14
0441521986                05                 07/01/06           30.0000
206411421                 O                  06/01/36
0

10521418      286/286     F                  278,000.00         ZZ
                          360                277,531.54         1
                          6.8750             1826.27            87
                          6.6250             1826.27
PORTLAND      OR 97266    1                  05/11/06           01
0004250380                05                 07/01/06           25.0000
0004250380                O                  06/01/36
0

10521422      286/286     F                  238,000.00         ZZ
                          360                237,608.18         1
                          7.0000             1583.42            51
                          6.7500             1583.42
WINTER SPRINGSFL 32708    5                  05/24/06           00
0004257095                05                 07/01/06           0.0000
0004257095                O                  06/01/36
0

10521424      286/286     F                  238,000.00         ZZ
                          360                237,618.20         1
                          7.1250             1603.46            67
                          6.8750             1603.46
CORNVILLE     AZ 86325    2                  05/31/06           00
0004285632                03                 07/01/06           0.0000
0004285632                N                  06/01/36
0

10521426      286/286     F                  190,600.00         ZZ
                          360                190,278.82         1
                          6.8750             1252.11            75
                          6.6250             1252.11
MARYSVILLE    OH 43040    2                  05/05/06           00
0004331960                05                 07/01/06           0.0000
0004331960                O                  06/01/36
0

10521428      286/286     F                  204,800.00         ZZ
                          360                204,471.47         1
                          7.1250             1379.78            80
                          6.8750             1379.78
BULLHEAD CITY AZ 86442    2                  05/18/06           00
0004370514                05                 07/01/06           0.0000
0004370514                N                  06/01/36
0

10521432      286/286     F                  170,100.00         ZZ
                          360                169,827.13         1
                          7.1250             1146.00            90
                          6.8750             1146.00
MEEKER        CO 81641    2                  05/26/06           01
0004433049                05                 07/01/06           25.0000
0004433049                O                  06/01/36
0

10521440      286/286     F                  110,400.00         ZZ
                          360                110,400.00         1
                          6.6250             609.50             80
                          6.3750             609.50
MAGNOLIA      TX 77354    1                  05/26/06           00
0004562012                03                 07/01/06           0.0000
0004562012                N                  06/01/36
0

10521444      286/286     F                  151,920.00         ZZ
                          360                151,682.24         1
                          7.2500             1036.37            80
                          7.0000             1036.37
ENOLA         PA 17025    1                  05/23/06           00
0004570892                05                 07/01/06           0.0000
0004570892                O                  06/01/36
0

10521446      286/286     F                  1,000,000.00       ZZ
                          360                998,562.50         1
                          7.8750             6562.50            80
                          7.6250             6553.07
YORK          PA 17403    1                  05/12/06           00
0004572941                05                 07/01/06           0.0000
0004572941                O                  06/01/36
0

10521458      286/286     F                  304,000.00         T
                          360                302,708.27         1
                          6.8750             1997.07            64
                          6.6250             1997.07
MYRTLE BEACH  SC 29577    1                  02/02/06           00
0004579931                08                 04/01/06           0.0000
0004579931                O                  03/01/36
0

10521460      286/286     F                  280,000.00         ZZ
                          360                279,632.42         1
                          8.1250             2079.00            80
                          7.8750             2079.00
EAST ORANGE   NJ 07017    5                  05/05/06           00
0004585580                05                 07/01/06           0.0000
0004585580                O                  06/01/36
0

10521464      286/286     F                  324,000.00         T
                          360                323,454.04         1
                          6.8750             2128.45            80
                          6.6250             2128.45
MADEIRA BEACH FL 33708    1                  05/12/06           00
0004587801                01                 07/01/06           0.0000
0004587801                O                  06/01/36
0

10521466      286/286     F                  101,770.00         ZZ
                          360                101,622.20         1
                          7.6250             720.33             80
                          7.3750             720.33
WHEELING      IL 60090    1                  06/02/06           00
0004587972                01                 07/01/06           0.0000
0004587972                O                  06/01/36
0

10521468      286/286     F                  270,400.00         ZZ
                          360                270,183.76         1
                          7.1250             1821.74            80
                          6.8750             1821.74
HAUGHTON      LA 71037    1                  06/01/06           00
0004594318                05                 08/01/06           0.0000
0004594318                O                  07/01/36
0

10521474      286/286     F                  205,000.00         ZZ
                          360                205,000.00         1
                          7.1250             1217.19            65
                          6.8750             1217.19
STOCKTON      CA 95206    5                  05/16/06           00
0004596946                05                 07/01/06           0.0000
0004596946                N                  06/01/36
0

10521488      286/286     F                  150,400.00         ZZ
                          360                150,152.70         1
                          7.0000             1000.62            80
                          6.7500             1000.62
NORTHFIELD    MA 01360    1                  05/30/06           00
0004605501                05                 07/01/06           0.0000
0004605501                O                  06/01/36
0

10521498      286/286     F                  170,000.00         ZZ
                          360                169,699.19         1
                          6.6250             1088.53            52
                          6.3750             1088.53
LAKEPORT      CA 95453    1                  05/08/06           00
0004610443                05                 07/01/06           0.0000
0004610443                O                  06/01/36
0

10521500      286/286     F                  80,000.00          ZZ
                          360                79,892.27          1
                          8.0000             587.02             80
                          7.7500             587.02
CHARLOTTE     NC 28216    5                  05/15/06           00
0004610993                05                 07/01/06           0.0000
0004610993                N                  06/01/36
0

10521502      286/286     F                  300,000.00         ZZ
                          360                299,456.11         1
                          6.5000             1896.21            60
                          6.2500             1896.21
COLUMBIA      MD 21044    5                  05/12/06           00
0004612705                05                 07/01/06           0.0000
0004612705                N                  06/01/36
0

10521504      286/286     F                  264,000.00         ZZ
                          360                263,505.19         1
                          6.5000             1668.66            45
                          6.2500             1668.66
VIEWTOWN      VA 22746    2                  05/15/06           00
0004613186                05                 07/01/06           0.0000
0004613186                O                  06/01/36
0

10521506      286/286     F                  144,000.00         ZZ
                          360                143,757.35         1
                          6.8750             945.98             80
                          6.6250             945.98
DELTA         PA 17314    1                  05/23/06           00
0004614841                05                 07/01/06           0.0000
0004614841                O                  06/01/36
0

10521508      286/286     F                  86,300.00          ZZ
                          360                85,837.99          1
                          7.2500             588.72             90
                          7.0000             588.72
MAHOMET       IL 61853    1                  05/19/06           11
0004615039                05                 07/01/06           25.0000
0004615039                N                  06/01/36
0

10521514      286/286     F                  99,200.00          ZZ
                          360                99,024.92          1
                          6.7500             643.41             80
                          6.5000             643.41
WINCHESTER    MO 63021    5                  05/08/06           00
0004618007                05                 07/01/06           0.0000
0004618007                O                  06/01/36
0

10521516      286/286     F                  132,000.00         ZZ
                          360                131,777.56         1
                          6.8750             867.15             80
                          6.6250             867.15
SPRINGFIELD   OR 97478    5                  05/25/06           00
0004618967                05                 07/01/06           0.0000
0004618967                O                  06/01/36
0

10521528      286/286     F                  142,200.00         ZZ
                          360                141,988.26         1
                          7.5000             994.29             90
                          7.2500             994.29
WEST JORDAN   UT 84084    2                  05/18/06           11
0004625365                05                 07/01/06           25.0000
0004625365                O                  06/01/36
0

10521538      286/286     F                  651,200.00         ZZ
                          360                650,075.49         1
                          6.7500             4223.68            78
                          6.5000             4223.68
AUBURN        CA 95602    5                  05/17/06           00
0004628518                05                 07/01/06           0.0000
0004628518                O                  06/01/36
0

10521540      286/286     F                  60,000.00          ZZ
                          360                59,919.21          1
                          8.0000             440.26             80
                          7.7500             440.26
LEBANON       PA 17046    1                  05/09/06           00
0004629209                05                 07/01/06           0.0000
0004629209                O                  06/01/36
0

10521542      286/286     F                  195,000.00         ZZ
                          360                194,694.84         1
                          7.2500             1330.25            71
                          7.0000             1330.25
TAMARAC       FL 33321    5                  05/24/06           00
0004629727                03                 07/01/06           0.0000
0004629727                O                  06/01/36
0

10521546      286/286     F                  235,200.00         ZZ
                          360                234,783.81         1
                          6.6250             1506.02            80
                          6.3750             1506.02
VIRGINIA BEACHVA 23464    5                  05/05/06           00
0004631000                03                 07/01/06           0.0000
0004631000                O                  06/01/36
0

10521554      286/286     F                  133,120.00         ZZ
                          360                132,895.68         1
                          6.8750             874.51             80
                          6.6250             874.51
CONOVER       NC 28613    5                  05/23/06           00
0004633543                05                 07/01/06           0.0000
0004633543                O                  06/01/36
0

10521556      286/286     F                  465,600.00         T
                          360                464,940.64         1
                          7.7500             3335.62            73
                          7.5000             3335.62
NAVARRE       FL 32566    5                  05/23/06           00
0004633940                01                 07/01/06           0.0000
0004633940                O                  06/01/36
0

10521560      286/286     F                  224,000.00         ZZ
                          360                223,622.53         1
                          6.8750             1471.53            80
                          6.6250             1471.53
BOWLING GREEN KY 42101    5                  05/10/06           00
0004635995                05                 07/01/06           0.0000
0004635995                O                  06/01/36
0

10521562      286/286     F                  624,000.00         ZZ
                          360                622,868.73         1
                          6.5000             3944.11            52
                          6.2500             3944.11
MORGANTON     GA 30560    5                  05/01/06           00
0004638149                05                 07/01/06           0.0000
0004638149                O                  06/01/36
0

10521568      286/286     F                  365,000.00         ZZ
                          360                364,399.87         1
                          7.0000             2428.36            74
                          6.7500             2428.36
KENSINGTON    MD 20895    5                  05/08/06           00
0004640281                05                 07/01/06           0.0000
0004640281                O                  06/01/36
0

10521576      286/286     F                  240,000.00         ZZ
                          360                239,578.19         1
                          6.8750             1576.63            77
                          6.6250             1576.63
VANCOUVER     WA 98682    5                  05/08/06           00
0004642876                05                 07/01/06           0.0000
0004642876                O                  06/01/36
0

10521584      286/286     F                  125,600.00         T
                          360                125,383.11         1
                          6.7500             814.64             80
                          6.5000             814.64
WAIANAE       HI 96792    1                  05/02/06           00
0004644574                01                 07/01/06           0.0000
0004644574                O                  06/01/36
0

10521590      286/286     F                  173,000.00         ZZ
                          360                172,708.48         1
                          6.8750             1136.49            51
                          6.6250             1136.49
PRESCOTT VALLEAZ 86314    1                  05/11/06           00
0004645051                03                 07/01/06           0.0000
0004645051                O                  06/01/36
0

10521602      286/286     F                  292,000.00         ZZ
                          360                291,551.78         1
                          7.3750             2016.78            78
                          7.1250             2016.78
TRUMBULL      CT 06611    5                  05/04/06           00
0004646352                05                 07/01/06           0.0000
0004646352                O                  06/01/36
0

10521604      286/286     F                  50,000.00          T
                          360                49,936.00          1
                          8.2500             375.64             66
                          8.0000             375.64
SIKESTON      MO 63801    5                  05/31/06           00
0004647196                05                 07/01/06           0.0000
0004647196                O                  06/01/36
0

10521606      286/286     F                  140,000.00         ZZ
                          360                139,738.66         1
                          7.5000             978.91             59
                          7.2500             978.91
WAYNESVILLE   OH 45068    5                  05/10/06           00
0004647603                05                 07/01/06           0.0000
0004647603                O                  06/01/36
0

10521612      286/286     F                  360,000.00         ZZ
                          360                359,363.01         1
                          6.6250             2305.12            70
                          6.3750             2305.12
PALM CITY     FL 34990    5                  05/08/06           00
0004647957                05                 07/01/06           0.0000
0004647957                O                  06/01/36
0

10521614      286/286     F                  189,760.00         ZZ
                          360                189,477.46         1
                          7.5000             1326.83            80
                          7.2500             1326.83
POCONO SUMMIT PA 18326    1                  05/18/06           00
0004648039                03                 07/01/06           0.0000
0004648039                O                  06/01/36
0

10521626      286/286     F                  402,220.00         ZZ
                          360                401,558.68         1
                          7.0000             2675.98            80
                          6.7500             2675.98
BOWIE         MD 20720    2                  05/10/06           00
0004649896                01                 07/01/06           0.0000
0004649896                O                  06/01/36
0

10521628      286/286     F                  218,000.00         ZZ
                          360                217,651.91         1
                          7.3750             1505.68            95
                          7.1250             1505.68
MATTAWAN      MI 49071    1                  05/12/06           01
0004649940                05                 07/01/06           30.0000
0004649940                O                  06/01/36
0

10521640      286/286     F                  360,000.00         ZZ
                          360                359,463.97         1
                          7.5000             2517.18            80
                          7.2500             2517.18
PLANTATION    FL 33317    5                  05/05/06           00
0004651126                05                 07/01/06           0.0000
0004651126                O                  06/01/36
0

10521646      286/286     F                  541,500.00         ZZ
                          360                540,564.94         1
                          6.7500             3512.16            59
                          6.5000             3512.16
ESCONDIDO     CA 92026    2                  05/10/06           00
0004651668                05                 07/01/06           0.0000
0004651668                O                  06/01/36
0

10521650      286/286     F                  143,200.00         ZZ
                          360                142,964.54         2
                          7.0000             952.72             80
                          6.7500             952.72
NORCROSS      GA 30093    1                  05/25/06           00
0004651969                05                 07/01/06           0.0000
0004651969                N                  06/01/36
0

10521662      286/286     F                  306,000.00         ZZ
                          360                305,555.65         1
                          7.6250             2165.85            90
                          7.3750             2165.85
BLACK RIVER   MI 48721    5                  05/19/06           11
0004654731                05                 07/01/06           25.0000
0004654731                O                  06/01/36
0

10521664      286/286     F                  42,700.00          T
                          360                42,637.99          1
                          7.6250             302.23             70
                          7.3750             302.23
PENFIELD      PA 15849    5                  05/30/06           00
0004654772                05                 07/01/06           0.0000
0004654772                O                  06/01/36
0

10521668      286/286     F                  161,600.00         ZZ
                          360                161,327.69         1
                          6.8750             1061.60            87
                          6.6250             1061.60
DERRY         NH 03083    5                  05/15/06           01
0004655385                01                 07/01/06           25.0000
0004655385                O                  06/01/36
0

10521674      286/286     F                  264,000.00         ZZ
                          360                263,544.12         1
                          6.7500             1712.30            80
                          6.5000             1712.30
PASADENA      MD 21122    5                  05/25/06           00
0004656605                05                 07/01/06           0.0000
0004656605                O                  06/01/36
0

10521680      286/286     F                  160,000.00         ZZ
                          360                159,736.92         1
                          7.0000             1064.49            80
                          6.7500             1064.49
KEYMAR        MD 21757    1                  05/25/06           00
0004656728                05                 07/01/06           0.0000
0004656728                O                  06/01/36
0

10521682      286/286     F                  196,000.00         ZZ
                          360                195,661.53         1
                          6.7500             1271.26            80
                          6.5000             1271.26
TEMPE         AZ 85283    5                  05/12/06           00
0004656798                03                 07/01/06           0.0000
0004656798                N                  06/01/36
0

10521684      286/286     F                  122,550.00         ZZ
                          360                122,550.00         1
                          7.5000             765.94             95
                          7.2500             765.94
ALBUQUERQUE   NM 87111    5                  05/03/06           01
0004657432                09                 07/01/06           30.0000
0004657432                O                  06/01/36
0

10521686      286/286     F                  67,200.00          T
                          360                67,111.78          1
                          8.1250             498.96             70
                          7.8750             498.96
ROSCOMMON     MI 48653    5                  05/11/06           00
0004658501                05                 07/01/06           0.0000
0004658501                O                  06/01/36
0

10521688      286/286     F                  716,800.00         ZZ
                          360                715,732.72         1
                          7.5000             5011.98            80
                          7.2500             5011.98
RENO          NV 89523    5                  05/17/06           00
0004658717                03                 07/01/06           0.0000
0004658717                O                  06/01/36
0

10521694      286/286     F                  132,500.00         ZZ
                          360                132,277.60         1
                          7.3750             915.15             71
                          7.1250             915.15
CLAYTON       NJ 08312    5                  05/11/06           00
0004659096                05                 07/01/06           0.0000
0004659096                O                  06/01/36
0

10521704      286/286     F                  88,000.00          ZZ
                          360                87,848.03          1
                          6.7500             570.77             80
                          6.5000             570.77
KINGSVILLE    OH 44048    5                  05/08/06           00
0004660848                05                 07/01/06           0.0000
0004660848                O                  06/01/36
0

10521706      286/286     F                  236,000.00         ZZ
                          360                235,602.31         1
                          6.8750             1550.36            80
                          6.6250             1550.36
BEND          OR 97702    1                  05/12/06           00
0004660983                05                 07/01/06           0.0000
0004660983                N                  06/01/36
0

10521722      286/286     F                  232,012.00         ZZ
                          360                232,012.00         1
                          7.6250             1474.24            80
                          7.3750             1474.24
PALM COAST    FL 32137    1                  05/17/06           00
0004662825                03                 07/01/06           0.0000
0004662825                N                  06/01/36
0

10521724      286/286     F                  143,500.00         ZZ
                          360                143,296.77         1
                          7.7500             1028.06            80
                          7.5000             1028.06
NEWPORT NEWS  VA 23606    5                  05/15/06           00
0004663224                05                 07/01/06           0.0000
0004663224                N                  06/01/36
0

10521732      286/286     F                  348,750.00         ZZ
                          360                348,147.77         1
                          6.7500             2261.99            80
                          6.5000             2261.99
MURRIETA      CA 92563    1                  05/09/06           00
0004663863                03                 07/01/06           0.0000
0004663863                O                  06/01/36
0

10521736      286/286     F                  205,000.00         ZZ
                          360                204,571.44         1
                          7.7500             1468.65            52
                          7.5000             1468.65
PICO RIVERA   CA 90660    2                  05/10/06           00
0004664817                05                 07/01/06           0.0000
0004664817                N                  06/01/36
0

10521744      286/286     F                  160,000.00         ZZ
                          360                159,718.50         1
                          7.3750             1105.09            80
                          7.1250             1105.09
CHEHALIS      WA 98532    5                  05/22/06           00
0004665677                05                 07/01/06           0.0000
0004665677                N                  06/01/36
0

10521752      286/286     F                  134,500.00         ZZ
                          360                134,499.74         1
                          7.3750             826.61             80
                          7.1250             826.61
PANAMA CITY   FL 32401    1                  05/31/06           00
0004666060                05                 07/01/06           0.0000
0004666060                N                  06/01/36
0

10521756      286/286     F                  520,000.00         ZZ
                          360                518,884.43         1
                          7.2500             3547.32            80
                          7.0000             3547.32
WOODSTOCK     IL 60098    5                  05/16/06           00
0004666244                05                 07/01/06           0.0000
0004666244                O                  06/01/36
0

10521758      286/286     F                  257,450.00         ZZ
                          360                257,005.43         1
                          6.7500             1669.82            79
                          6.5000             1669.82
HAVERSTRAW    NY 10927    5                  05/25/06           00
0004666254                05                 07/01/06           0.0000
0004666254                O                  06/01/36
0

10521764      286/286     F                  55,300.00          ZZ
                          360                55,211.28          1
                          7.1250             372.57             70
                          6.8750             372.57
AKRON         OH 44311    5                  05/10/06           00
0004667361                05                 07/01/06           0.0000
0004667361                N                  06/01/36
0

10521768      286/286     F                  63,000.00          ZZ
                          360                62,846.33          1
                          7.5000             440.51             63
                          7.2500             440.51
FRESNO        CA 93722    1                  05/09/06           00
0004667512                05                 07/01/06           0.0000
0004667512                O                  06/01/36
0

10521772      286/286     F                  176,000.00         ZZ
                          360                175,737.94         1
                          7.5000             1230.62            80
                          7.2500             1230.62
TOMBALL       TX 77377    1                  05/11/06           00
0004668044                03                 07/01/06           0.0000
0004668044                O                  06/01/36
0

10521780      286/286     F                  92,000.00          ZZ
                          360                91,859.55          1
                          7.3750             635.43             80
                          7.1250             635.43
DAYTON        OH 45424    1                  05/09/06           00
0004668523                05                 07/01/06           0.0000
0004668523                N                  06/01/36
0

10521786      286/286     F                  217,600.00         ZZ
                          360                217,600.00         1
                          6.7500             1224.00            80
                          6.5000             1224.00
RARITAN       NJ 08869    1                  05/22/06           00
0004668837                05                 07/01/06           0.0000
0004668837                O                  06/01/36
0

10521798      286/286     F                  176,000.00         ZZ
                          360                175,724.55         1
                          7.2500             1200.64            80
                          7.0000             1200.64
HIGHLANDS RANCCO 80126    5                  05/24/06           00
0004670473                03                 07/01/06           0.0000
0004670473                O                  06/01/36
0

10521800      286/286     F                  146,000.00         T
                          360                145,886.10         1
                          7.2500             995.98             76
                          7.0000             995.98
INDIANAPOLIS  IN 46226    1                  06/02/06           00
0004670528                01                 08/01/06           0.0000
0004670528                O                  07/01/36
0

10521802      286/286     F                  242,100.00         T
                          360                241,692.04         1
                          6.8750             1590.43            90
                          6.6250             1590.43
AVENTURA      FL 33160    1                  05/18/06           11
0004670654                01                 07/01/06           25.0000
0004670654                O                  06/01/36
0

10521812      286/286     F                  284,000.00         ZZ
                          360                283,533.06         1
                          7.0000             1889.46            76
                          6.7500             1889.46
CARMEL        IN 46033    2                  05/10/06           00
0004672060                05                 07/01/06           0.0000
0004672060                O                  06/01/36
0

10521820      286/286     F                  230,885.00         ZZ
                          360                230,532.54         1
                          7.3750             1594.67            80
                          7.1250             1594.67
VICTORVILLE   CA 92395    1                  05/02/06           00
0004672422                05                 07/01/06           0.0000
0004672422                O                  06/01/36
0

10521824      286/286     F                  248,000.00         ZZ
                          360                247,582.09         1
                          6.8750             1629.19            80
                          6.6250             1629.19
IRVINE        CA 92618    1                  05/11/06           00
0004672461                01                 07/01/06           0.0000
0004672461                N                  06/01/36
0

10521826      286/286     F                  155,000.00         ZZ
                          360                154,648.77         1
                          7.2500             1057.38            31
                          7.0000             1057.38
BEL AIR       MD 21015    2                  05/19/06           00
0004672664                03                 07/01/06           0.0000
0004672664                O                  06/01/36
0

10521834      286/286     F                  192,000.00         ZZ
                          360                191,668.45         1
                          6.7500             1245.31            80
                          6.5000             1245.31
NORFOLK       VA 23502    5                  05/12/06           00
0004673897                05                 07/01/06           0.0000
0004673897                O                  06/01/36
0

10521836      286/286     F                  273,000.00         ZZ
                          360                272,528.57         1
                          6.7500             1770.68            74
                          6.5000             1770.68
FALLING WATERSWV 25419    5                  05/22/06           00
0004673977                05                 07/01/06           0.0000
0004673977                O                  06/01/36
0

10521850      286/286     F                  239,000.00         ZZ
                          360                238,563.17         1
                          7.3750             1650.72            80
                          7.1250             1650.72
NORTH PROVIDENRI 02908    5                  05/17/06           00
0004674449                05                 07/01/06           0.0000
0004674449                O                  06/01/36
0

10521852      286/286     F                  204,400.00         T
                          360                204,080.13         1
                          7.2500             1394.37            80
                          7.0000             1394.37
SCOTTSDALE    AZ 85258    1                  05/18/06           00
0004674478                08                 07/01/06           0.0000
0004674478                O                  06/01/36
0

10521862      286/286     F                  200,000.00         ZZ
                          360                199,972.19         1
                          7.3750             1229.17            54
                          7.1250             1229.00
ANTIOCH       CA 94509    5                  05/16/06           00
0004674787                05                 07/01/06           0.0000
0004674787                N                  06/01/36
0

10521864      286/286     F                  119,000.00         ZZ
                          360                118,799.47         1
                          6.8750             781.75             55
                          6.6250             781.75
SPOKANE       WA 99218    1                  05/10/06           00
0004674788                03                 07/01/06           0.0000
0004674788                O                  06/01/36
0

10521866      286/286     F                  207,920.00         ZZ
                          360                207,761.78         1
                          7.3750             1436.06            80
                          7.1250             1436.06
SPOKANE VALLEYWA 99037    1                  06/01/06           00
0004674816                05                 08/01/06           0.0000
0004674816                O                  07/01/36
0

10521868      286/286     F                  200,000.00         ZZ
                          360                199,723.82         1
                          7.8750             1450.14            80
                          7.6250             1450.14
SAINT LOUIS   MO 63111    5                  05/18/06           00
0004674822                05                 07/01/06           0.0000
0004674822                O                  06/01/36
0

10521870      286/286     F                  143,920.00         ZZ
                          360                143,920.00         1
                          6.7500             809.55             80
                          6.5000             809.55
GREENWOOD     LA 71033    1                  05/26/06           00
0004674829                05                 07/01/06           0.0000
0004674829                O                  06/01/36
0

10521878      286/286     F                  108,000.00         ZZ
                          360                107,839.18         1
                          7.5000             755.16             90
                          7.2500             755.16
VIDALIA       GA 30474    1                  05/09/06           01
0004675716                05                 07/01/06           25.0000
0004675716                O                  06/01/36
0

10521888      286/286     F                  88,000.00          ZZ
                          360                87,862.28          1
                          7.2500             600.32             77
                          7.0000             600.32
RICHMOND      VA 23222    5                  05/12/06           00
0004676332                05                 07/01/06           0.0000
0004676332                N                  06/01/36
0

10521890      286/286     F                  233,600.00         ZZ
                          360                233,206.36         1
                          6.8750             1534.59            80
                          6.6250             1534.59
HARPSWELL     ME 04079    1                  05/12/06           00
0004676334                05                 07/01/06           0.0000
0004676334                O                  06/01/36
0

10521894      286/286     F                  369,600.00         ZZ
                          360                369,289.49         1
                          6.8750             2428.01            80
                          6.6250             2428.01
MATTAWAN      MI 49071    1                  06/01/06           00
0004676456                05                 08/01/06           0.0000
0004676456                O                  07/01/36
0

10521914      286/286     F                  148,000.00         ZZ
                          360                147,750.62         1
                          6.8750             972.25             80
                          6.6250             972.25
DUNDEE        FL 33838    5                  05/10/06           00
0004677674                05                 07/01/06           0.0000
0004677674                N                  06/01/36
0

10521926      286/286     F                  75,000.00          T
                          360                74,870.49          1
                          6.7500             486.45             56
                          6.5000             486.45
GALVESTON     TX 77554    1                  05/25/06           00
0004678043                03                 07/01/06           0.0000
0004678043                O                  06/01/36
0

10521932      286/286     F                  670,000.00         ZZ
                          360                669,097.88         1
                          8.0000             4916.23            76
                          7.7500             4916.23
EAST GREENWICHRI 02818    2                  05/04/06           00
0004678511                05                 07/01/06           0.0000
0004678511                O                  06/01/36
0

10521960      286/286     F                  104,329.00         ZZ
                          360                104,181.25         1
                          7.7500             747.43             38
                          7.5000             747.43
RALEIGH       NC 27607    2                  05/18/06           00
0004679541                05                 07/01/06           0.0000
0004679541                O                  06/01/36
0

10521964      286/286     F                  312,000.00         ZZ
                          360                311,535.45         1
                          7.5000             2181.55            80
                          7.2500             2181.55
JOHNSTON      RI 02919    5                  05/05/06           00
0004679695                05                 07/01/06           0.0000
0004679695                O                  06/01/36
0

10521976      286/286     F                  163,000.00         ZZ
                          240                162,330.36         1
                          7.2500             1288.32            71
                          7.0000             1288.32
SMITHSBURG    MD 21783    5                  05/12/06           00
0004680640                05                 07/01/06           0.0000
0004680640                O                  06/01/26
0

10521986      286/286     F                  164,000.00         ZZ
                          360                163,716.79         1
                          6.7500             1063.71            80
                          6.5000             1063.71
WOODBURY      NJ 08096    5                  05/17/06           00
0004681459                05                 07/01/06           0.0000
0004681459                O                  06/01/36
0

10521996      286/286     F                  320,000.00         ZZ
                          360                319,523.54         1
                          7.5000             2237.49            54
                          7.2500             2237.49
LODI          CA 95242    5                  05/11/06           00
0004682095                05                 07/01/06           0.0000
0004682095                O                  06/01/36
0

10522000      286/286     F                  104,000.00         ZZ
                          360                104,000.00         1
                          6.7500             585.00             80
                          6.5000             585.00
FT WAYNE      IN 46818    1                  05/24/06           00
0004682359                03                 07/01/06           0.0000
0004682359                O                  06/01/36
0

10522004      286/286     F                  316,000.00         ZZ
                          360                316,000.00         1
                          7.5000             1975.00            80
                          7.2500             1975.00
CAPITOL HEIGHTMD 20743    2                  06/01/06           00
0004682755                05                 08/01/06           0.0000
0004682755                N                  07/01/36
0

10522006      286/286     F                  86,400.00          ZZ
                          360                86,250.69          1
                          6.7500             560.39             80
                          6.5000             560.39
NEW CASTLE    IN 47362    1                  05/19/06           00
0004682795                05                 07/01/06           0.0000
0004682795                O                  06/01/36
0

10522008      286/286     F                  812,450.00         ZZ
                          360                812,450.00         1
                          6.8750             4654.66            80
                          6.6250             4654.66
GERMANTOWN    MD 20874    1                  05/17/06           00
0004683113                05                 07/01/06           0.0000
0004683113                O                  06/01/36
0

10522012      286/286     F                  245,000.00         ZZ
                          360                245,000.00         1
                          7.8750             1607.81            70
                          7.6250             1607.81
VIRGINIA BEACHVA 23451    5                  05/22/06           00
0004683308                01                 07/01/06           0.0000
0004683308                O                  06/01/36
0

10522016      286/286     F                  226,000.00         ZZ
                          360                225,655.00         1
                          7.3750             1560.93            80
                          7.1250             1560.93
SORRENTO      FL 32776    5                  05/22/06           00
0004683440                05                 07/01/06           0.0000
0004683440                O                  06/01/36
0

10522022      286/286     F                  87,100.00          ZZ
                          360                86,999.40          1
                          8.7500             685.22             65
                          8.5000             685.22
YORK          PA 17402    1                  05/12/06           00
0004683523                05                 07/01/06           0.0000
0004683523                N                  06/01/36
0

10522024      286/286     F                  440,000.00         T
                          360                439,376.89         1
                          7.7500             3152.22            80
                          7.5000             3152.22
JUPITER       FL 33458    1                  05/26/06           00
0004683801                03                 07/01/06           0.0000
0004683801                O                  06/01/36
0

10522028      286/286     F                  464,000.00         ZZ
                          360                464,000.00         1
                          7.2500             2803.33            80
                          7.0000             2803.33
WAIKOLOA      HI 96738    1                  05/02/06           00
0004683922                03                 07/01/06           0.0000
0004683922                O                  06/01/36
0

10522030      286/286     F                  280,000.00         ZZ
                          360                279,507.16         1
                          7.3750             1933.90            80
                          7.1250             1933.90
SILVERTON     OR 97381    5                  05/10/06           00
0004683926                05                 07/01/06           0.0000
0004683926                O                  06/01/36
0

10522032      286/286     F                  114,300.00         ZZ
                          360                114,157.40         1
                          8.3750             868.77             90
                          8.1250             868.77
BELPRE        OH 45714    5                  05/13/06           11
0004684605                05                 07/01/06           30.0000
0004684605                O                  06/01/36
0

10522036      286/286     F                  393,600.00         ZZ
                          360                393,600.00         1
                          7.5000             2460.00            80
                          7.2500             2460.00
RICHMOND      VA 23233    2                  06/01/06           00
0004685068                03                 07/01/06           0.0000
0004685068                N                  06/01/36
0

10522046      286/286     F                  280,000.00         ZZ
                          360                279,583.08         1
                          7.5000             1957.81            77
                          7.2500             1957.81
NEW LENOX     IL 60451    5                  05/25/06           00
0004685628                05                 07/01/06           0.0000
0004685628                O                  06/01/36
0

10522050      286/286     F                  308,175.00         ZZ
                          360                307,655.69         1
                          6.8750             2024.50            95
                          6.6250             2024.50
MORRISVILLE   NC 27560    1                  05/17/06           01
0004685897                09                 07/01/06           30.0000
0004685897                O                  06/01/36
0

10522062      286/286     F                  588,000.00         ZZ
                          360                587,079.83         3
                          7.2500             4011.20            80
                          7.0000             4011.20
SAN FRANCISCO CA 94124    1                  05/05/06           00
0004686040                05                 07/01/06           0.0000
0004686040                O                  06/01/36
0

10522066      286/286     F                  141,200.00         ZZ
                          360                140,967.84         1
                          7.0000             939.41             80
                          6.7500             939.41
ALPHARETTA    GA 30004    1                  05/25/06           00
0004686431                03                 07/01/06           0.0000
0004686431                O                  06/01/36
0

10522072      286/286     F                  380,000.00         ZZ
                          360                380,000.00         1
                          7.5000             2375.00            72
                          7.2500             2375.00
OLALLA        WA 98359    5                  05/09/06           00
0004686947                05                 07/01/06           0.0000
0004686947                O                  06/01/36
0

10522074      286/286     F                  340,000.00         ZZ
                          360                338,979.08         1
                          7.0000             2262.03            78
                          6.7500             2262.03
WASHINGTON    ME 04574    5                  05/12/06           00
0004686985                05                 07/01/06           0.0000
0004686985                O                  06/01/36
0

10522092      286/286     F                  196,000.00         T
                          360                195,854.53         1
                          7.5000             1370.47            80
                          7.2500             1370.47
DOVER         NJ 08753    5                  06/02/06           00
0004688393                05                 08/01/06           0.0000
0004688393                O                  07/01/36
0

10522098      286/286     F                  184,000.00         ZZ
                          360                183,726.03         1
                          7.5000             1286.56            80
                          7.2500             1286.56
BALTIMORE     MD 21211    1                  05/31/06           00
0004688901                05                 07/01/06           0.0000
0004688901                N                  06/01/36
0

10522100      286/286     F                  61,600.00          ZZ
                          360                61,496.20          1
                          6.8750             404.67             80
                          6.6250             404.67
CLEVELAND     OH 44113    1                  05/26/06           00
0004688947                01                 07/01/06           0.0000
0004688947                O                  06/01/36
0

10522108      286/286     F                  175,500.00         ZZ
                          360                175,211.44         1
                          7.0000             1167.61            90
                          6.7500             1167.61
FORT MYERS    FL 33905    5                  05/25/06           11
0004690975                05                 07/01/06           25.0000
0004690975                O                  06/01/36
0

10522110      286/286     F                  650,000.00         ZZ
                          360                648,877.57         1
                          6.7500             4215.89            80
                          6.5000             4215.89
MORGAN HILL   CA 95037    1                  05/09/06           00
0004691286                03                 07/01/06           0.0000
0004691286                O                  06/01/36
0

10522112      286/286     F                  375,000.00         ZZ
                          360                375,000.00         1
                          6.8750             2148.44            74
                          6.6250             2148.44
VAUGHN        WA 98398    1                  06/01/06           00
0004691859                05                 08/01/06           0.0000
0004691859                N                  07/01/36
0

10522298      286/286     F                  211,500.00         ZZ
                          360                211,143.60         1
                          6.8750             1389.41            90
                          6.6250             1389.41
PORT ORCHARD  WA 98367    1                  05/25/06           11
0004692185                05                 07/01/06           30.0000
0004692185                N                  06/01/36
0

10522310      286/286     F                  155,600.00         ZZ
                          360                155,344.15         1
                          7.0000             1035.22            80
                          6.7500             1035.22
WEST MONROE   LA 71291    1                  05/26/06           00
0004694288                05                 07/01/06           0.0000
0004694288                O                  06/01/36
0

10522312      286/286     F                  424,000.00         ZZ
                          360                423,336.48         1
                          7.2500             2892.43            80
                          7.0000             2892.43
DORAL         FL 33178    5                  05/15/06           00
0004694618                03                 07/01/06           0.0000
0004694618                O                  06/01/36
0

10522316      286/286     F                  760,000.00         ZZ
                          360                759,002.34         1
                          8.1250             5642.98            80
                          7.8750             5642.98
NORWOOD       NJ 07648    1                  05/26/06           00
0004695167                05                 07/01/06           0.0000
0004695167                O                  06/01/36
0

10522354      286/286     F                  146,400.00         ZZ
                          360                146,182.00         1
                          7.5000             1023.66            80
                          7.2500             1023.66
COLLIERVILLE  TN 38017    1                  05/22/06           00
0004700445                05                 07/01/06           0.0000
0004700445                O                  06/01/36
0

10522362      286/286     F                  144,000.00         ZZ
                          360                143,780.17         1
                          7.3750             994.58             80
                          7.1250             994.58
GROVE CITY    OH 43123    5                  05/25/06           00
0004702591                05                 07/01/06           0.0000
0004702591                O                  06/01/36
0

10522374      286/286     F                  618,000.00         ZZ
                          360                615,150.04         1
                          7.7500             4427.43            90
                          7.5000             4427.43
CULVER CITY   CA 90230    1                  05/19/06           10
0004705182                09                 07/01/06           25.0000
0004705182                O                  06/01/36
0

10522378      286/286     F                  64,000.00          ZZ
                          360                63,909.35          1
                          7.7500             458.51             80
                          7.5000             458.51
EVANSVILLE    IN 47714    5                  05/22/06           00
0004705525                05                 07/01/06           0.0000
0004705525                N                  06/01/36
0

10522386      286/286     F                  108,000.00         ZZ
                          360                107,835.13         1
                          7.3750             745.93             80
                          7.1250             745.93
BOILING SPRINGSC 29316    5                  05/25/06           00
0004707480                05                 07/01/06           0.0000
0004707480                O                  06/01/36
0

10522388      286/286     F                  237,400.00         ZZ
                          360                237,030.02         1
                          8.0000             1741.96            95
                          7.7500             1741.96
HARRISBURG    PA 17112    1                  05/30/06           01
0004707589                05                 07/01/06           30.0000
0004707589                O                  06/01/36
0

10522402      286/286     F                  176,000.00         T
                          360                175,696.07         1
                          6.7500             1141.54            80
                          6.5000             1141.54
DAVENPORT     FL 33837    1                  05/24/06           00
0004708937                01                 07/01/06           0.0000
0004708937                O                  06/01/36
0

10522406      286/286     F                  270,000.00         ZZ
                          360                269,533.75         1
                          6.7500             1751.22            78
                          6.5000             1751.22
EASTON        MA 02375    1                  05/26/06           00
0004709163                05                 07/01/06           0.0000
0004709163                O                  06/01/36
0

10522414      286/286     F                  248,000.00         ZZ
                          360                247,639.86         1
                          7.6250             1755.33            80
                          7.3750             1755.33
ST PAUL       IN 47272    1                  05/31/06           00
0004710473                05                 07/01/06           0.0000
0004710473                O                  06/01/36
0

10522418      286/286     F                  396,000.00         ZZ
                          360                395,364.76         1
                          7.1250             2667.93            80
                          6.8750             2667.93
MADERA        CA 93638    1                  05/18/06           00
0004710627                05                 07/01/06           0.0000
0004710627                O                  06/01/36
0

10522430      286/286     F                  144,200.00         ZZ
                          360                143,957.00         1
                          6.8750             947.30             75
                          6.6250             947.30
ROANOKE       VA 24015    5                  05/31/06           00
0004712298                05                 07/01/06           0.0000
0004712298                N                  06/01/36
0

10522434      286/286     F                  171,000.00         T
                          360                170,711.85         1
                          6.8750             1123.35            90
                          6.6250             1123.35
MCALLEN       TX 78501    1                  05/24/06           11
0004712818                05                 07/01/06           25.0000
0004712818                O                  06/01/36
0

10522440      286/286     F                  360,000.00         ZZ
                          360                360,000.00         1
                          7.2500             2175.00            80
                          7.0000             2175.00
YUBA CITY     CA 95993    1                  05/25/06           00
0004712998                05                 07/01/06           0.0000
0004712998                O                  06/01/36
0

10522448      286/286     F                  192,000.00         ZZ
                          360                191,846.46         1
                          7.1250             1140.00            60
                          6.8750             1139.09
UPPER MARLBOROMD 20774    5                  05/25/06           00
0004714319                09                 07/01/06           0.0000
0004714319                O                  06/01/36
0

10522456      286/286     F                  147,500.00         ZZ
                          360                147,269.16         1
                          7.2500             1006.22            72
                          7.0000             1006.22
BOLINGBROOK   IL 60440    5                  05/25/06           00
0004719407                05                 07/01/06           0.0000
0004719407                O                  06/01/36
0

10539148      696/G01     F                  267,150.00         ZZ
                          360                267,150.00         1
                          6.3750             1419.23            80
                          6.1250             1419.23
FREDERICKSBURGVA 22401    1                  06/08/06           00
0441557550                09                 08/01/06           0.0000
26706121                  O                  07/01/36
0

10542370      696/M32     F                  220,650.00         ZZ
                          360                220,650.00         1
                          6.3750             1172.20            44
                          6.1250             1172.20
WASHINGTON    DC 20010    5                  06/22/06           00
359296093                 07                 08/01/06           0.0000
33906187                  O                  07/01/36
0

10543236      696/G02     F                  389,200.00         ZZ
                          360                389,200.00         1
                          6.5000             2108.17            80
                          6.2500             2108.17
ANNANDALE     VA 22003    1                  04/21/06           00
0441574100                09                 06/01/06           0.0000
22606027                  O                  05/01/36
0

10543734      696/G01     F                  392,000.00         ZZ
                          360                392,000.00         1
                          6.7500             2205.00            80
                          6.5000             2205.00
ALEXANDRIA    VA 22314    1                  06/16/06           00
0441584018                01                 08/01/06           0.0000
23606046                  O                  07/01/36
0

10544836      R68/G02     F                  286,400.00         ZZ
                          360                286,400.00         1
                          7.2500             1953.75            80
                          7.0000             1953.75
WEST PALM BEACFL 33411    1                  07/05/06           00
0441649779                03                 09/01/06           0.0000
12496013                  N                  08/01/36
0

10545490      696/M32     F                  299,250.00         ZZ
                          360                299,250.00         1
                          6.7500             1683.28            75
                          6.5000             1683.28
WASHINGTON    DC 20009    1                  06/29/06           00
359300831                 08                 08/01/06           0.0000
30206023                  O                  07/01/36
0

10545496      696/G02     F                  1,885,000.00       ZZ
                          360                1,885,000.00       1
                          6.8750             10799.48           65
                          6.6250             10799.48
MCLEAN        VA 22102    2                  06/15/06           00
0441589686                03                 08/01/06           0.0000
40106204                  O                  07/01/36
0

10545864      956/956     F                  676,000.00         ZZ
                          360                676,000.00         1
                          7.0000             3943.33            80
                          6.7500             3943.33
SAN JOSE      CA 95138    1                  06/13/06           00
116050015                 05                 08/01/06           0.0000
116050015                 O                  07/01/36
0

10545866      956/956     F                  594,400.00         ZZ
                          360                593,912.77         1
                          7.0000             3954.56            80
                          6.7500             3954.56
SAN FRANCISCO CA 94134    1                  06/06/06           00
116050031                 05                 08/01/06           0.0000
116050031                 O                  07/01/36
0

10545868      956/956     F                  190,400.00         ZZ
                          360                190,240.04         1
                          6.8750             1250.79            80
                          6.6250             1250.79
HAMMOND       LA 70403    1                  06/26/06           00
3216060032                05                 08/01/06           0.0000
3216060032                O                  07/01/36
0

10545878      956/956     F                  185,000.00         ZZ
                          360                184,859.23         2
                          7.3750             1277.75            62
                          7.1250             1277.75
BRANFORD      CT 06405    1                  06/07/06           00
3416050054                05                 08/01/06           0.0000
3416050054                N                  07/01/36
0

10545880      956/956     F                  430,000.00         ZZ
                          360                429,647.53         1
                          7.0000             2860.80            80
                          6.7500             2860.80
SIMSBURY      CT 06070    5                  06/05/06           00
3416050096                05                 08/01/06           0.0000
3416050096                O                  07/01/36
0

10545884      956/956     F                  199,500.00         ZZ
                          360                199,351.95         4
                          7.5000             1394.93            75
                          7.2500             1394.93
HARTFORD      CT 06106    5                  06/19/06           00
3416060013                05                 08/01/06           0.0000
3416060013                N                  07/01/36
0

10545886      956/956     F                  116,000.00         ZZ
                          360                115,911.74         2
                          7.3750             801.18             80
                          7.1250             801.18
MIDDLETOWN    CT 06457    1                  06/27/06           00
3416060025                05                 08/01/06           0.0000
3416060025                N                  07/01/36
0

10545888      956/956     F                  316,000.00         ZZ
                          360                315,747.30         1
                          7.1250             2128.95            80
                          6.8750             2128.95
NEW MILFORD   CT 06776    1                  06/28/06           00
3416060029                05                 08/01/06           0.0000
3416060029                O                  07/01/36
0

10545894      956/956     F                  160,000.00         ZZ
                          360                159,878.25         2
                          7.3750             1105.08            80
                          7.1250             1105.08
BRIDGEPORT    CT 06607    1                  06/22/06           00
3416060043                05                 08/01/06           0.0000
3416060043                N                  07/01/36
0

10545904      956/956     F                  123,600.00         ZZ
                          360                123,597.41         1
                          7.0000             721.00             80
                          6.7500             721.00
SILVER LAKE   MN 55381    1                  06/16/06           00
3516060011                05                 08/01/06           0.0000
3516060011                O                  07/01/36
0

10545906      956/956     F                  244,000.00         ZZ
                          360                243,799.99         1
                          7.0000             1623.34            80
                          6.7500             1623.34
WACONIA       MN 55387    5                  06/15/06           00
3516060022                05                 08/01/06           0.0000
3516060022                O                  07/01/36
0

10545908      956/956     F                  203,200.00         ZZ
                          360                203,200.00         1
                          6.5000             1100.67            80
                          6.2500             1100.67
MAPLE GROVE   MN 55369    1                  06/26/06           00
3516060075                05                 08/01/06           0.0000
3516060075                O                  07/01/36
0

10545914      956/956     F                  155,000.00         ZZ
                          360                155,000.00         1
                          6.6250             855.73             62
                          6.3750             855.73
LAS VEGAS     NV 89108    1                  06/13/06           00
3716050044                05                 08/01/06           0.0000
3716050044                N                  07/01/36
0

10545916      956/956     F                  81,600.00          ZZ
                          360                81,531.45          1
                          6.8750             536.05             80
                          6.6250             536.05
PITTSBURGH    PA 15226    1                  06/15/06           00
3816050079                05                 08/01/06           0.0000
3816050079                O                  07/01/36
0

10545918      956/956     F                  304,000.00         ZZ
                          360                303,338.26         1
                          6.7500             1971.74            80
                          6.5000             1971.74
SARVER        PA 16055    1                  06/23/06           00
3816060010                05                 08/01/06           0.0000
3816060010                O                  07/01/36
0

10545920      956/956     F                  128,000.00         ZZ
                          360                128,000.00         3
                          7.0000             746.67             80
                          6.7500             746.67
ALLENTOWN     PA 18102    1                  06/28/06           00
3816060014                05                 08/01/06           0.0000
3816060014                O                  07/01/36
0

10545922      956/956     F                  164,900.00         ZZ
                          360                164,768.13         1
                          7.1250             1110.96            77
                          6.8750             1110.96
KITTANNING    PA 16201    5                  06/21/06           00
3816060027                05                 08/01/06           0.0000
3816060027                O                  07/01/36
0

10545930      956/956     F                  279,200.00         ZZ
                          360                278,965.43         1
                          6.8750             1834.15            80
                          6.6250             1834.15
PLANTATION    FL 33317    1                  06/20/06           00
4216050068                03                 08/01/06           0.0000
4216050068                O                  07/01/36
0

10545938      956/956     F                  225,000.00         ZZ
                          360                225,000.00         1
                          6.7500             1265.63            74
                          6.5000             1265.63
ORLANDO       FL 32825    1                  06/12/06           00
4216060022                03                 08/01/06           0.0000
4216060022                O                  07/01/36
0

10545940      956/956     F                  308,000.00         ZZ
                          360                308,000.00         1
                          6.7500             1732.50            80
                          6.5000             1732.50
WINTER GARDEN FL 34787    1                  06/23/06           00
4216060040                03                 08/01/06           0.0000
4216060040                O                  07/01/36
0

10545944      956/956     F                  260,000.00         ZZ
                          360                259,792.08         1
                          7.1250             1751.67            80
                          6.8750             1751.67
DACULA        GA 30019    1                  06/16/06           00
4616050005                03                 08/01/06           0.0000
4616050005                O                  07/01/36
0

10545946      956/956     F                  108,000.00         ZZ
                          360                108,000.00         1
                          7.3750             663.75             80
                          7.1250             663.75
WOODSTOCK     GA 30188    1                  06/23/06           00
4616060005                05                 08/01/06           0.0000
4616060005                O                  07/01/36
0

10545950      956/956     F                  553,000.00         ZZ
                          360                553,000.00         1
                          6.7500             3110.63            70
                          6.5000             3110.63
SOUTH BARRINGTIL 60010    2                  06/16/06           00
4716060008                05                 08/01/06           0.0000
4716060008                N                  07/01/36
0

10545956      956/956     F                  152,800.00         ZZ
                          360                152,674.75         1
                          7.0000             1016.58            80
                          6.7500             1016.58
TOPEKA        KS 66610    5                  06/16/06           00
4916060029                05                 08/01/06           0.0000
4916060029                O                  07/01/36
0

10545958      956/956     F                  230,000.00         ZZ
                          360                229,801.97         1
                          6.7500             1491.78            50
                          6.5000             1491.78
RENTON        WA 98056    1                  06/12/06           00
5516060006                03                 08/01/06           0.0000
5516060006                O                  07/01/36
0

10545960      956/956     F                  237,500.00         ZZ
                          360                237,300.47         1
                          6.8750             1560.21            78
                          6.6250             1560.21
TACOMA        WA 98445    5                  06/21/06           00
5516060037                05                 08/01/06           0.0000
5516060037                O                  07/01/36
0

10545972      956/956     F                  210,400.00         ZZ
                          360                210,400.00         1
                          7.3750             1293.08            80
                          7.1250             1293.08
MESA          AZ 85206    1                  06/08/06           00
9516050482                03                 08/01/06           0.0000
9516050482                N                  07/01/36
0

10545974      956/956     F                  550,000.00         ZZ
                          360                549,526.46         1
                          6.7500             3567.29            70
                          6.5000             3567.29
SIMI VALLEY   CA 93065    1                  06/13/06           00
9516060051                03                 08/01/06           0.0000
9516060051                O                  07/01/36
0

10545976      956/956     F                  271,200.00         ZZ
                          360                270,960.73         1
                          6.6250             1736.52            80
                          6.3750             1736.52
DENVER        CO 80205    1                  06/15/06           00
9516060173                05                 08/01/06           0.0000
9516060173                O                  07/01/36
0

10545980      956/956     F                  213,500.00         ZZ
                          360                213,316.18         1
                          6.7500             1384.76            41
                          6.5000             1384.76
CLARK         CO 80428    1                  06/23/06           00
9516060301                05                 08/01/06           0.0000
9516060301                N                  07/01/36
0

10545982      956/956     F                  374,000.00         ZZ
                          360                373,661.90         1
                          6.5000             2363.93            80
                          6.2500             2363.93
HERNDON       VA 20171    1                  06/22/06           00
9516060339                09                 08/01/06           0.0000
9516060339                O                  07/01/36
0

10545984      956/956     F                  108,800.00         ZZ
                          360                108,708.59         1
                          6.8750             714.74             80
                          6.6250             714.74
DENVER        CO 80212    1                  06/29/06           00
9516060357                05                 08/01/06           0.0000
9516060357                O                  07/01/36
0

10545988      956/956     F                  374,000.00         ZZ
                          360                373,685.80         1
                          6.8750             2456.91            58
                          6.6250             2456.91
CASTRO VALLEY CA 94552    2                  06/14/06           00
216050001                 09                 08/01/06           0.0000
216050001                 O                  07/01/36
0

10545990      956/956     F                  214,200.00         ZZ
                          360                214,015.58         1
                          6.7500             1389.30            70
                          6.5000             1389.30
OROVILLE      CA 95966    1                  06/12/06           00
216060014                 05                 08/01/06           0.0000
216060014                 O                  07/01/36
0

10545992      956/956     F                  496,000.00         ZZ
                          360                495,572.95         1
                          6.7500             3217.05            80
                          6.5000             3217.05
DUBLIN        CA 94568    1                  06/18/06           00
216060019                 09                 08/01/06           0.0000
216060019                 O                  07/01/36
0

10545994      956/956     F                  332,000.00         ZZ
                          360                331,721.08         2
                          6.8750             2181.00            57
                          6.6250             2181.00
SAN JOSE      CA 95112    2                  06/03/06           00
316050050                 05                 08/01/06           0.0000
316050050                 O                  07/01/36
0

10545996      956/956     F                  238,000.00         ZZ
                          360                237,738.75         1
                          6.7500             1543.66            70
                          6.5000             1543.66
ROSEVILLE     CA 95661    5                  06/14/06           00
316060030                 05                 08/01/06           0.0000
316060030                 O                  07/01/36
0

10545998      956/956     F                  324,000.00         ZZ
                          360                323,727.80         4
                          6.8750             2128.45            64
                          6.6250             2128.45
KINGS BEACH   CA 96143    5                  06/26/06           00
316060065                 05                 08/01/06           0.0000
316060065                 N                  07/01/36
0

10546002      956/956     F                  244,500.00         ZZ
                          360                244,309.27         1
                          7.2500             1667.92            75
                          7.0000             1667.92
TEMPE         AZ 85282    5                  06/12/06           00
416060011                 05                 08/01/06           0.0000
416060011                 N                  07/01/36
0

10546004      956/956     F                  540,800.00         ZZ
                          360                540,349.10         1
                          7.0000             3597.96            79
                          6.7500             3597.96
RIVERSIDE AREACA 92503    2                  06/01/06           00
616050028                 03                 08/01/06           0.0000
616050028                 O                  07/01/36
0

10546006      956/956     F                  475,300.00         ZZ
                          360                474,890.77         1
                          6.7500             3082.79            70
                          6.5000             3082.79
BIG BEAR CITY CA 92314    1                  06/03/06           00
616050046                 05                 08/01/06           0.0000
616050046                 O                  07/01/36
0

10546010      956/956     F                  450,000.00         ZZ
                          360                450,000.00         1
                          7.0000             2625.00            57
                          6.7500             2625.00
(GRANADA HILLSCA 91344    5                  06/03/06           00
616050069                 05                 08/01/06           0.0000
616050069                 O                  07/01/36
0

10546012      956/956     F                  222,600.00         ZZ
                          360                222,600.00         1
                          6.8750             1275.31            70
                          6.6250             1275.31
RIVERSIDE     CA 92507    1                  06/09/06           00
616060005                 05                 08/01/06           0.0000
616060005                 O                  07/01/36
0

10546014      956/956     F                  212,200.00         ZZ
                          360                212,017.30         1
                          6.7500             1376.33            80
                          6.5000             1376.33
ADELANTO      CA 92301    1                  06/21/06           00
616060010                 05                 08/01/06           0.0000
616060010                 O                  07/01/36
0

10546016      956/956     F                  175,000.00         ZZ
                          360                175,000.00         1
                          6.7500             984.38             41
                          6.5000             984.38
LOS ANGELES   CA 90042    2                  06/16/06           00
616060020                 05                 08/01/06           0.0000
616060020                 N                  07/01/36
0

10546018      956/956     F                  512,000.00         ZZ
                          360                512,000.00         1
                          7.3750             3146.67            80
                          7.1250             3146.67
LAKE ELSINORE CA 92530    2                  06/21/06           00
616060045                 05                 08/01/06           0.0000
616060045                 O                  07/01/36
0

10546020      956/956     F                  675,000.00         ZZ
                          360                675,000.00         1
                          7.0000             3937.50            75
                          6.7500             3937.50
PLACENTIA     CA 92870    5                  06/23/06           00
616060065                 05                 08/01/06           0.0000
616060065                 O                  07/01/36
0

10546022      956/956     F                  391,000.00         ZZ
                          360                390,663.36         1
                          6.7500             2536.02            70
                          6.5000             2536.02
SALINAS       CA 93905    5                  06/09/06           00
716050062                 05                 08/01/06           0.0000
716050062                 O                  07/01/36
0

10546026      956/956     F                  235,500.00         ZZ
                          360                235,112.79         3
                          7.0000             1566.79            75
                          6.7500             1566.79
NEW BEDFORD   MA 02740    1                  05/17/06           00
1116040336                05                 07/01/06           0.0000
1116040336                N                  06/01/36
0

10546030      956/956     F                  204,000.00         ZZ
                          360                203,840.86         4
                          7.2500             1391.64            80
                          7.0000             1391.64
TAMPA         FL 33604    1                  06/12/06           00
1216050042                05                 08/01/06           0.0000
1216050042                N                  07/01/36
0

10546032      956/956     F                  204,000.00         ZZ
                          360                203,840.86         4
                          7.2500             1391.64            80
                          7.0000             1391.64
TAMPA         FL 33604    1                  06/12/06           00
1216050044                05                 08/01/06           0.0000
1216050044                N                  07/01/36
0

10546034      956/956     F                  148,000.00         ZZ
                          360                148,000.00         1
                          6.7500             832.50             80
                          6.5000             832.50
JACKSONVILLE  FL 32277    1                  06/08/06           00
1216060002                03                 08/01/06           0.0000
1216060002                O                  07/01/36
0

10546038      956/956     F                  151,200.00         ZZ
                          360                151,200.00         4
                          7.3750             929.25             80
                          7.1250             929.25
JACKSONVILLE  FL 32209    1                  06/26/06           00
1216060025                05                 08/01/06           0.0000
1216060025                N                  07/01/36
0

10546040      956/956     F                  171,200.00         ZZ
                          360                171,200.00         1
                          7.3750             1052.17            80
                          7.1250             1052.17
PALM COAST    FL 32164    1                  06/20/06           00
1216060026                05                 08/01/06           0.0000
1216060026                O                  07/01/36
0

10546042      956/956     F                  232,000.00         ZZ
                          360                232,000.00         1
                          7.2500             1401.67            80
                          7.0000             1401.67
JACKSONVILLE  FL 32244    1                  06/28/06           00
1216060032                03                 08/01/06           0.0000
1216060032                O                  07/01/36
0

10546046      956/956     F                  316,000.00         ZZ
                          360                315,707.32         1
                          6.3750             1971.43            80
                          6.1250             1971.43
KENNEWICK     WA 99338    1                  06/16/06           00
1316050093                05                 08/01/06           0.0000
1316050093                O                  07/01/36
0

10546050      956/956     F                  138,400.00         ZZ
                          360                138,400.00         1
                          6.8750             792.92             80
                          6.6250             792.92
MISSOULA      MT 59802    1                  06/26/06           00
1316060067                05                 08/01/06           0.0000
1316060067                O                  07/01/36
0

10546052      956/956     F                  110,000.00         ZZ
                          360                109,902.95         1
                          6.6250             704.34             63
                          6.3750             704.34
BARSTOW       CA 92311    5                  06/13/06           00
1516040069                05                 08/01/06           0.0000
1516040069                N                  07/01/36
0

10546054      956/956     F                  295,000.00         ZZ
                          360                294,746.02         1
                          6.7500             1913.36            66
                          6.5000             1913.36
SAN DIEGO     CA 92102    5                  06/05/06           00
1516050094                05                 08/01/06           0.0000
1516050094                O                  07/01/36
0

10546056      956/956     F                  193,600.00         ZZ
                          360                193,452.68         2
                          7.3750             1337.15            80
                          7.1250             1337.15
DENTON        TX 76205    1                  06/08/06           00
1616050029                05                 08/01/06           0.0000
1616050029                N                  07/01/36
0

10546060      956/956     F                  196,000.00         ZZ
                          360                195,850.86         2
                          7.3750             1353.72            80
                          7.1250             1353.72
DENTON        TX 76205    1                  06/08/06           00
1616050100                05                 08/01/06           0.0000
1616050100                N                  07/01/36
0

10546062      956/956     F                  96,000.00          ZZ
                          360                95,915.30          1
                          6.6250             614.70             80
                          6.3750             614.70
OAK POINT     TX 75068    1                  06/14/06           00
1616050105                03                 08/01/06           0.0000
1616050105                O                  07/01/36
0

10546068      956/956     F                  318,700.00         ZZ
                          360                318,425.61         2
                          6.7500             2067.08            55
                          6.5000             2067.08
SOUTH GATE    CA 90280    5                  06/04/06           00
1916050053                05                 08/01/06           0.0000
1916050053                N                  07/01/36
0

10546070      956/956     F                  150,000.00         ZZ
                          360                149,880.05         1
                          7.1250             1010.58            50
                          6.8750             1010.58
SAN JACINTO   CA 92583    5                  06/12/06           00
1916050066                05                 08/01/06           0.0000
1916050066                N                  07/01/36
0

10546074      956/956     F                  170,400.00         ZZ
                          360                170,105.75         1
                          6.7500             1105.21            80
                          6.5000             1105.21
PAYSON        UT 84651    5                  05/31/06           00
2216040138                05                 07/01/06           0.0000
2216040138                O                  06/01/36
0

10546076      956/956     F                  204,000.00         ZZ
                          360                203,824.36         1
                          6.7500             1323.14            80
                          6.5000             1323.14
OREM          UT 84058    1                  06/05/06           00
2216040151                05                 08/01/06           0.0000
2216040151                O                  07/01/36
0

10546082      956/956     F                  160,950.00         ZZ
                          360                160,433.39         1
                          6.7500             1043.92            56
                          6.5000             1043.92
SAINT GEORGE  UT 84790    2                  05/31/06           00
2216050149                05                 07/01/06           0.0000
2216050149                O                  06/01/36
0

10546084      956/956     F                  180,000.00         ZZ
                          360                180,000.00         1
                          7.1250             1068.75            80
                          6.8750             1068.75
SANDY         UT 84094    1                  06/05/06           00
2216050157                05                 08/01/06           0.0000
2216050157                O                  07/01/36
0

10546088      956/956     F                  256,800.00         ZZ
                          360                256,578.90         1
                          6.7500             1665.60            80
                          6.5000             1665.60
CEDAR HILLS   UT 84062    1                  06/12/06           00
2216050235                05                 08/01/06           0.0000
2216050235                O                  07/01/36
0

10546090      956/956     F                  310,000.00         T
                          360                309,733.10         1
                          6.7500             2010.65            38
                          6.5000             2010.65
PARK CITY     UT 84098    5                  06/14/06           00
2216050243                03                 08/01/06           0.0000
2216050243                O                  07/01/36
0

10546092      956/956     F                  231,200.00         ZZ
                          360                231,200.00         1
                          7.3750             1420.92            80
                          7.1250             1420.92
SPANISH FORK  UT 84660    1                  06/08/06           00
2216050246                05                 08/01/06           0.0000
2216050246                O                  07/01/36
0

10546096      956/956     F                  223,200.00         ZZ
                          360                223,007.83         1
                          6.7500             1447.67            80
                          6.5000             1447.67
WEST JORDAN   UT 84088    1                  06/15/06           00
2216060041                05                 08/01/06           0.0000
2216060041                O                  07/01/36
0

10546100      956/956     F                  120,000.00         ZZ
                          360                119,908.69         1
                          7.3750             828.81             80
                          7.1250             828.81
CHICAGO       IL 60636    1                  06/15/06           00
2316060005                05                 08/01/06           0.0000
2316060005                N                  07/01/36
0

10546106      956/956     F                  167,950.00         ZZ
                          360                167,950.00         1
                          6.7500             944.72             73
                          6.5000             944.72
AURORA        CO 80013    2                  06/09/06           00
2416060011                03                 08/01/06           0.0000
2416060011                O                  07/01/36
0

10546112      956/956     F                  126,400.00         ZZ
                          360                126,306.19         2
                          7.5000             883.81             80
                          7.2500             883.81
CONYERS       GA 30013    1                  06/26/06           00
2716060019                05                 08/01/06           0.0000
2716060019                N                  07/01/36
0

10546114      956/956     F                  183,750.00         ZZ
                          360                183,750.00         1
                          7.2500             1110.16            75
                          7.0000             1110.16
BEVERLY       MA 01915    1                  06/27/06           00
2816060041                05                 08/01/06           0.0000
2816060041                O                  07/01/36
0

10546116      956/956     F                  270,400.00         ZZ
                          360                270,400.00         1
                          7.0000             1577.33            80
                          6.7500             1577.33
PROVIDENCE    RI 02906    1                  06/21/06           00
2816060063                05                 08/01/06           0.0000
2816060063                O                  07/01/36
0

10546120      956/956     F                  205,700.00         ZZ
                          360                205,535.50         1
                          7.1250             1385.84            70
                          6.8750             1385.84
METAIRIE      LA 70002    5                  06/15/06           00
3216060012                05                 08/01/06           0.0000
3216060012                N                  07/01/36
0

10550740      696/M32     F                  292,800.00         ZZ
                          360                292,800.00         1
                          6.7500             1647.00            80
                          6.5000             1647.00
LEESBURG      VA 20176    1                  06/29/06           00
359300856                 09                 08/01/06           0.0000
80206086                  O                  07/01/36
0

10550756      696/M32     F                  207,850.00         ZZ
                          360                207,675.38         1
                          6.8750             1365.43            50
                          6.6250             1365.43
ALEXANDRIA    VA 22310    1                  06/28/06           00
359300841                 01                 08/01/06           0.0000
81006045                  N                  07/01/36
0

10555851      313/G01     F                  322,400.00         ZZ
                          360                322,400.00         1
                          6.5000             1746.33            80
                          6.2500             1746.33
CHARLESTON    SC 29412    1                  03/20/06           00
0441280732                05                 05/01/06           0.0000
11060043                  O                  04/01/36
0

10556442      696/M32     F                  157,950.00         ZZ
                          360                157,950.00         1
                          6.8750             904.92             65
                          6.6250             904.92
ANNAPOLIS     MD 21403    5                  06/27/06           00
359300968                 01                 08/01/06           0.0000
40106225                  N                  07/01/36
0

10560456      X78/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          8.0000             968.57             80
                          7.7500             968.57
ATLANTA       GA 30310    1                  07/07/06           00
0441657517                05                 09/01/06           0.0000
991777                    N                  08/01/36
0

10566676      696/M32     F                  208,000.00         ZZ
                          360                208,000.00         1
                          6.8750             1191.67            65
                          6.6250             1191.67
ANNAPOLIS     MD 21401    5                  06/27/06           00
359303259                 01                 08/01/06           0.0000
40106222                  N                  07/01/36
0

10566678      696/M32     F                  158,600.00         ZZ
                          360                158,600.00         1
                          6.8750             908.65             65
                          6.6250             908.65
ANNAPOLIS     MD 21403    5                  06/27/06           00
359303260                 01                 08/01/06           0.0000
40106224                  N                  07/01/36
0

10573902      696/M32     F                  214,300.00         ZZ
                          360                214,300.00         1
                          6.8750             1227.76            43
                          6.6250             1227.76
MANASSAS      VA 20112    1                  07/11/06           00
359302745                 05                 09/01/06           0.0000
24606141                  O                  08/01/36
0

10573936      696/M32     F                  240,000.00         ZZ
                          360                240,000.00         1
                          6.7500             1350.00            80
                          6.5000             1350.00
WASHINGTON    DC 20009    5                  06/23/06           00
359303263                 08                 08/01/06           0.0000
80106103                  O                  07/01/36
0

10573942      696/M32     F                  164,000.00         ZZ
                          360                164,000.00         1
                          7.0000             956.67             80
                          6.7500             956.67
HYATTSVILLE   MD 20785    1                  06/16/06           00
359302753                 05                 08/01/06           0.0000
34006099                  O                  07/01/36
0

10573946      696/M32     F                  253,000.00         ZZ
                          360                253,000.00         1
                          7.0000             1475.83            80
                          6.7500             1475.83
WASHINGTON    DC 20002    1                  06/13/06           00
359303253                 05                 08/01/06           0.0000
32206081                  N                  07/01/36
0

10573952      696/M32     F                  271,900.00         ZZ
                          360                271,900.00         1
                          7.5000             1699.38            80
                          7.2500             1699.38
HERNDON       VA 20170    1                  07/07/06           00
359302756                 03                 08/01/06           0.0000
80406066                  O                  07/01/36
0

10574472      696/M32     F                  324,000.00         ZZ
                          360                324,000.00         1
                          7.3750             1991.25            80
                          7.1250             1991.25
LANHAM        MD 20706    1                  06/23/06           00
359303257                 05                 08/01/06           0.0000
34006097                  O                  07/01/36
0

10574478      696/M32     F                  267,900.00         ZZ
                          360                267,900.00         1
                          6.7500             1506.94            80
                          6.5000             1506.94
HERNDON       VA 20171    1                  06/27/06           00
359303264                 01                 08/01/06           0.0000
80206092                  O                  07/01/36
0

10575634      696/M32     F                  234,600.00         ZZ
                          360                234,600.00         1
                          6.5000             1270.75            80
                          6.2500             1270.75
LEXINGTON PARKMD 20653    1                  06/27/06           00
359303281                 09                 08/01/06           0.0000
26706151                  O                  07/01/36
0

10575640      696/M32     F                  660,000.00         ZZ
                          360                660,000.00         2
                          7.5000             4125.00            57
                          7.2500             4125.00
WASHINGTON    DC 20005    2                  06/30/06           00
359303284                 07                 08/01/06           0.0000
27506010                  N                  07/01/36
0

10575824      X78/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          7.7500             904.17             80
                          7.5000             904.17
ATLANTA       GA 30315    1                  07/17/06           00
0441710852                01                 09/01/06           0.0000
991819                    O                  08/01/36
0

10576390      696/M32     F                  239,900.00         ZZ
                          360                239,900.00         1
                          6.8750             1374.43            80
                          6.6250             1374.43
WASHINGTON    DC 20002    1                  06/23/06           00
359303425                 01                 08/01/06           0.0000
26506088                  O                  07/01/36
0

10576392      696/M32     F                  392,000.00         ZZ
                          360                392,000.00         1
                          6.8750             2245.83            80
                          6.6250             2245.83
WALDORF       MD 20603    1                  06/23/06           00
359303413                 03                 08/01/06           0.0000
20206053                  O                  07/01/36
0

10580910      696/M32     F                  534,000.00         ZZ
                          360                534,000.00         1
                          6.6250             3419.26            80
                          6.3750             3419.26
POTOMAC       MD 20854    1                  07/05/06           00
359303725                 05                 09/01/06           0.0000
26306074                  O                  08/01/36
0

10581176      AB5/G02     F                  217,600.00         ZZ
                          360                217,600.00         1
                          7.3750             1502.91            80
                          7.1250             1502.91
OCONOMOWOC    WI 53066    1                  07/20/06           00
0441707213                05                 09/01/06           0.0000
26299083                  O                  08/01/36
0

10581306      696/M32     F                  498,750.00         ZZ
                          360                498,750.00         1
                          6.8750             2857.42            75
                          6.6250             2857.42
PURCELLVILLE  VA 20132    1                  07/14/06           00
359312069                 05                 09/01/06           0.0000
81206019                  O                  08/01/36
0

10582504      696/M32     F                  264,000.00         ZZ
                          360                264,000.00         1
                          7.2500             1595.00            80
                          7.0000             1595.00
GERMANTOWN    MD 20874    5                  06/29/06           00
359306707                 09                 08/01/06           0.0000
34006111                  O                  07/01/36
0

10582514      696/M32     F                  224,000.00         ZZ
                          360                224,000.00         1
                          7.0000             1306.67            80
                          6.7500             1306.67
COLUMBIA      MD 21045    1                  06/29/06           00
359306708                 09                 08/01/06           0.0000
33906203                  O                  07/01/36
0

10582936      696/M32     F                  284,000.00         ZZ
                          360                284,000.00         1
                          6.7500             1597.50            80
                          6.5000             1597.50
ARLINGTON     VA 22203    1                  07/03/06           00
359306841                 06                 08/01/06           0.0000
31206129                  O                  07/01/36
0

10583112      AB5/G02     F                  192,500.00         ZZ
                          360                192,500.00         1
                          7.6250             1223.18            70
                          7.3750             1223.18
GREENDALE     WI 53129    5                  07/27/06           00
0441715497                05                 09/01/06           0.0000
26458454                  O                  08/01/36
0

10583211      F62/F62     F                  128,000.00         ZZ
                          360                128,000.00         1
                          6.8750             733.33             80
                          6.6250             733.33
MIAMI         FL 33184    5                  04/07/06           00
12269965                  01                 06/01/06           0.0000
12269965                  O                  05/01/36
0

10584232      696/M32     F                  780,000.00         ZZ
                          360                780,000.00         1
                          7.0000             5189.36            62
                          6.7500             5189.36
WASHINGTON    DC 20008    5                  07/07/06           00
359307866                 05                 09/01/06           0.0000
26706147                  N                  08/01/36
0

10584516      E82/G02     F                  115,500.00         ZZ
                          360                115,500.00         1
                          7.7500             827.46             70
                          7.5000             827.46
WEST PALM BEACFL 33404    2                  07/27/06           00
0401266978                05                 09/01/06           0.0000
0401266978                N                  08/01/36
0

10584518      E82/G01     F                  131,900.00         ZZ
                          360                131,900.00         1
                          6.8750             866.49             80
                          6.6250             866.49
SHEBOYGAN     WI 53083    2                  07/26/06           00
0401268016                05                 09/01/06           0.0000
0401268016                O                  08/01/36
0

10584520      E82/G01     F                  332,000.00         ZZ
                          360                332,000.00         1
                          6.8750             1902.08            61
                          6.6250             1902.08
SUFFERN       NY 10901    2                  07/26/06           00
0401270798                05                 09/01/06           0.0000
0401270798                O                  08/01/36
0

10584530      E82/G02     F                  218,400.00         ZZ
                          360                218,400.00         1
                          7.3750             1508.43            80
                          7.1250             1508.43
SUSSEX        NJ 07461    2                  07/25/06           00
0401275268                03                 09/01/06           0.0000
0401275268                O                  08/01/36
0

10584534      E82/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          7.3750             762.08             72
                          7.1250             762.08
ALABASTER     AL 35007    2                  07/26/06           00
0401275938                05                 09/01/06           0.0000
0401275938                O                  08/01/36
0

10584544      E82/G02     F                  341,200.00         ZZ
                          360                341,200.00         1
                          6.8750             2241.44            41
                          6.6250             2241.44
KATY          TX 77494    2                  07/26/06           00
0401277470                03                 09/01/06           0.0000
0401277470                O                  08/01/36
0

10584566      E82/G02     F                  121,400.00         ZZ
                          360                121,400.00         1
                          6.8750             797.51             85
                          6.6250             797.51
WEST ALLIS    WI 53219    2                  07/25/06           04
0401282058                05                 09/01/06           12.0000
0401282058                O                  08/01/36
0

10584568      E82/G02     F                  120,650.00         ZZ
                          360                120,650.00         1
                          7.7500             864.35             95
                          7.5000             864.35
SHERMAN       TX 75092    2                  07/25/06           04
0401282330                05                 09/01/06           30.0000
0401282330                O                  08/01/36
0

10584584      E82/G02     F                  208,800.00         ZZ
                          360                208,800.00         1
                          7.3750             1442.13            80
                          7.1250             1442.13
COPPELL       TX 75019    2                  07/26/06           00
0401285796                05                 09/01/06           0.0000
0401285796                O                  08/01/36
0

10584592      E82/G02     F                  103,200.00         ZZ
                          360                103,200.00         1
                          7.2500             704.01             80
                          7.0000             704.01
LITHONIA      GA 30058    2                  07/26/06           00
0401287172                05                 09/01/06           0.0000
0401287172                O                  08/01/36
0

10584602      E82/G01     F                  230,000.00         ZZ
                          360                230,000.00         1
                          6.6250             1472.72            72
                          6.3750             1472.72
ALISO VIEJO   CA 92656    2                  07/26/06           00
0401287396                01                 09/01/06           0.0000
0401287396                O                  08/01/36
0

10584668      E82/G02     F                  134,300.00         ZZ
                          360                134,300.00         1
                          7.8750             881.34             42
                          7.6250             881.34
LAS VEGAS     NV 89135    2                  07/26/06           00
0401295001                03                 09/01/06           0.0000
0401295001                N                  08/01/36
0

10584670      E82/G02     F                  103,750.00         ZZ
                          360                103,750.00         1
                          7.3750             637.63             80
                          7.1250             637.63
HOUSTON       TX 77083    2                  07/26/06           00
0401295472                03                 09/01/06           0.0000
0401295472                O                  08/01/36
0

10587780      696/M32     F                  318,400.00         ZZ
                          360                318,400.00         1
                          7.0000             1857.33            80
                          6.7500             1857.33
ASHBURN       VA 20147    1                  07/20/06           00
359310581                 09                 09/01/06           0.0000
80606050                  O                  08/01/36
0

10587782      696/M32     F                  725,000.00         ZZ
                          360                725,000.00         1
                          6.8750             4762.73            64
                          6.6250             4762.73
VIENNA        VA 22181    5                  07/11/06           00
359310697                 05                 09/01/06           0.0000
25106117                  N                  08/01/36
0

10588000      X78/G02     F                  211,200.00         ZZ
                          360                211,200.00         1
                          8.0000             1408.00            80
                          7.7500             1408.00
DOUGLASVILLE  GA 30134    1                  07/31/06           00
0441729365                05                 09/01/06           0.0000
99-1839                   O                  08/01/36
0

10588294      E82/G02     F                  107,000.00         ZZ
                          360                107,000.00         1
                          7.3750             739.02             72
                          7.1250             739.02
BEAUFORT      SC 29906    2                  07/28/06           00
0401293287                05                 09/01/06           0.0000
0401293287                O                  08/01/36
0

10588426      696/M32     F                  665,000.00         ZZ
                          360                665,000.00         1
                          7.5000             4156.25            70
                          7.2500             4156.25
MCLEAN        VA 22102    1                  07/13/06           00
359310586                 05                 09/01/06           0.0000
24406057                  O                  08/01/36
0

10588436      696/M32     F                  323,500.00         ZZ
                          360                323,500.00         1
                          7.7500             2089.27            80
                          7.5000             2089.27
ALEXANDRIA    VA 22306    1                  07/21/06           00
359310587                 01                 09/01/06           0.0000
27306093                  O                  08/01/36
0

10588438      696/M32     F                  248,000.00         ZZ
                          360                248,000.00         1
                          6.7500             1608.52            79
                          6.5000             1608.52
CLINTON       MD 20735    5                  07/20/06           00
359310588                 05                 09/01/06           0.0000
20206056                  O                  08/01/36
0

10590268      696/M32     F                  480,000.00         ZZ
                          360                480,000.00         1
                          7.1250             2850.00            80
                          6.8750             2850.00
WASHINGTON    DC 20012    5                  07/05/06           00
359311554                 07                 09/01/06           0.0000
26306078                  O                  08/01/36
0

10590278      696/M32     F                  254,400.00         ZZ
                          360                254,400.00         1
                          7.0000             1484.00            80
                          6.7500             1484.00
ALEXANDRIA    VA 22304    1                  07/14/06           00
359310707                 06                 09/01/06           0.0000
22806076                  O                  08/01/36
0

10590766      696/M32     F                  321,550.00         ZZ
                          360                321,550.00         1
                          7.3750             1976.19            80
                          7.1250             1976.19
ALEXANDRIA    VA 22306    1                  06/30/06           00
359310592                 01                 08/01/06           0.0000
27306072                  O                  07/01/36
0

10590912      696/M32     F                  210,400.00         ZZ
                          360                210,400.00         1
                          7.3750             1293.08            80
                          7.1250             1293.08
HERNDON       VA 20170    1                  07/05/06           00
359311558                 09                 08/01/06           0.0000
80406080                  O                  07/01/36
0

10590918      696/M32     F                  384,000.00         ZZ
                          360                384,000.00         1
                          6.7500             2160.00            80
                          6.5000             2160.00
STERLING      VA 20164    1                  06/30/06           00
359312073                 05                 08/01/06           0.0000
80206056                  O                  07/01/36
0

10591078      E82/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.2500             1364.35            80
                          7.0000             1364.35
LYNWOOD       IL 60411    2                  07/29/06           00
0401276712                05                 09/01/06           0.0000
0401276712                O                  08/01/36
0

10591232      E82/G02     F                  398,900.00         ZZ
                          360                398,900.00         4
                          7.0000             2653.89            80
                          6.7500             2653.89
LOS ANGELES   CA 90043    2                  07/31/06           00
0401287248                05                 09/01/06           0.0000
0401287248                N                  08/01/36
0

10591834      696/M32     F                  170,000.00         ZZ
                          360                170,000.00         1
                          7.2500             1027.08            31
                          7.0000             1027.08
ALEXANDRIA    VA 22309    5                  07/27/06           00
359311561                 05                 09/01/06           0.0000
24606173                  N                  08/01/36
0

10591836      696/M32     F                  182,400.00         ZZ
                          360                182,400.00         1
                          7.7500             1178.00            80
                          7.5000             1178.00
ANNANDALE     VA 22003    1                  07/27/06           00
359311562                 01                 09/01/06           0.0000
80606059                  O                  08/01/36
0

10592102      696/M32     F                  356,000.00         ZZ
                          360                356,000.00         1
                          7.1250             2113.75            80
                          6.8750             2113.75
RESTON        VA 20190    1                  07/21/06           00
359312183                 09                 09/01/06           0.0000
40106239                  O                  08/01/36
0

10592110      696/M32     F                  325,000.00         ZZ
                          360                325,000.00         1
                          6.7500             1828.13            80
                          6.5000             1828.13
ARLINGTON     VA 22203    1                  06/16/06           00
359312185                 06                 08/01/06           0.0000
32606097                  O                  07/01/36
0

10592112      696/M32     F                  148,000.00         ZZ
                          360                148,000.00         1
                          7.6250             1047.53            80
                          7.3750             1047.53
ROCKVILLE     MD 20852    1                  07/17/06           00
359312186                 06                 09/01/06           0.0000
32706091                  N                  08/01/36
0

10592124      696/M32     F                  469,950.00         ZZ
                          360                469,950.00         1
                          8.0000             3133.00            80
                          7.7500             3133.00
WINCHESTER    VA 22601    1                  07/14/06           00
359312188                 05                 09/01/06           0.0000
40106252                  N                  08/01/36
0

10592755      025/025     F                  157,860.00         ZZ
                          360                157,860.00         1
                          7.8750             1035.96            90
                          7.6250             1035.96
LAWRENCEVILLE GA 30045    1                  03/01/06           04
0144738192                03                 04/01/06           25.0000
0144738192                N                  03/01/36
0

10593132      696/M32     F                  336,000.00         ZZ
                          360                336,000.00         1
                          6.7500             1890.00            80
                          6.5000             1890.00
FAIRFAX       VA 22033    1                  06/30/06           00
359312189                 09                 08/01/06           0.0000
26706123                  O                  07/01/36
0

10594103      025/025     F                  271,500.00         ZZ
                          360                271,500.00         1
                          6.8750             1555.47            80
                          6.6250             1555.47
GARBERVILLE   CA 95542    5                  03/02/06           00
0144371754                05                 04/01/06           0.0000
0144371754                O                  03/01/36
0

10606243      Z73/Z73     F                  712,000.00         ZZ
                          360                710,150.57         1
                          6.7500             4618.02            80
                          6.5000             4618.02
ROSLYN HEIGHTSNY 11577    1                  04/19/06           00
00001000000802            05                 06/01/06           0.0000
00001000000802            O                  05/01/36
0

10606359      Z73/Z73     F                  507,000.00         ZZ
                          360                499,141.72         1
                          6.7500             3288.40            60
                          6.5000             3288.40
SILVER SPRING MD 20905    5                  04/25/06           00
12287000                  05                 06/01/06           0.0000
12287000                  N                  05/01/36
0

10607845      E82/G02     F                  116,600.00         ZZ
                          360                116,332.18         1
                          7.3750             805.33             90
                          7.1250             805.33
AIKEN         SC 29803    2                  04/24/06           04
0401231717                05                 06/01/06           25.0000
0401231717                N                  05/01/36
0

10624187      E82/G02     F                  88,650.00          ZZ
                          360                88,461.08          1
                          7.7500             635.10             98
                          7.5000             635.10
SAN ANTONIO   TX 78249    2                  04/28/06           04
0401242466                05                 06/01/06           35.0000
0401242466                O                  05/01/36
0

10627233      168/168     F                  77,425.00          ZZ
                          360                77,294.53          1
                          6.8750             508.63             95
                          6.6250             508.63
FREDONIA      NY 14063    1                  05/02/06           10
0789874652                05                 07/01/06           30.0000
0789874652                O                  06/01/36
0

10629873      Z73/Z73     F                  256,800.00         ZZ
                          360                256,398.13         1
                          7.2500             1751.83            80
                          7.0000             1751.83
ORLANDO       FL 32817    5                  05/02/06           00
12377536                  05                 07/01/06           0.0000
12377536                  O                  06/01/36
0

10633019      E22/G02     F                  197,760.00         ZZ
                          360                197,760.00         4
                          8.2500             1359.60            80
                          8.0000             1359.60
AUSTIN        TX 78757    1                  05/10/06           00
0428504054                05                 07/01/06           0.0000
0428504054                O                  06/01/36
0

10634081      F62/F62     F                  179,550.00         ZZ
                          360                179,195.27         1
                          8.1250             1333.15            95
                          7.8750             1333.15
MIAMI         FL 33179    1                  04/28/06           04
49339                     01                 06/01/06           30.0000
49339                     O                  05/01/36
0

10642953      E22/G02     F                  172,720.00         ZZ
                          360                172,720.00         4
                          7.7500             1115.48            80
                          7.5000             1115.48
PORTLAND      TN 37148    1                  05/11/06           00
0428689673                05                 07/01/06           0.0000
0428689673                N                  06/01/36
0

10644005      Z73/Z73     F                  144,600.00         ZZ
                          360                144,356.34         1
                          6.8750             949.92             80
                          6.6250             949.92
DUBLIN        OH 43016    1                  05/12/06           00
10000008747               05                 07/01/06           0.0000
10000008747               O                  06/01/36
0

10645297      E22/G02     F                  172,720.00         ZZ
                          360                172,720.00         4
                          7.7500             1115.48            80
                          7.5000             1115.48
PORTLAND      TN 37148    1                  05/12/06           00
0428689848                05                 07/01/06           0.0000
0428689848                N                  06/01/36
0

10645613      E22/G02     F                  65,688.00          ZZ
                          360                65,597.30          2
                          7.8750             476.28             80
                          7.6250             476.28
BACLIFF       TX 77518    1                  05/16/06           00
0428436273                05                 07/01/06           0.0000
0428436273                N                  06/01/36
0

10648041      Z73/Z73     F                  272,000.00         ZZ
                          360                271,552.81         1
                          7.0000             1809.63            68
                          6.7500             1809.63
LAURELTON     NY 11413    5                  05/13/06           00
10000008018               05                 07/01/06           0.0000
10000008018               O                  06/01/36
0

10648741      313/G02     F                  122,300.00         ZZ
                          360                122,078.22         1
                          6.5000             773.02             75
                          6.2500             773.02
EL PASO       TX 79928    1                  05/05/06           00
0441427218                05                 07/01/06           0.0000
11114295                  O                  06/01/36
0

10653493      Z73/Z73     F                  280,000.00         ZZ
                          360                279,539.62         1
                          7.0000             1862.85            80
                          6.7500             1862.85
REDLANDS      CA 92374    1                  05/09/06           00
00001000000869            05                 07/01/06           0.0000
00001000000869            N                  06/01/36
0

10654581      E22/G02     F                  110,000.00         ZZ
                          360                109,805.37         1
                          6.6250             704.34             68
                          6.3750             704.34
PORTERFIELD   WI 54159    5                  05/18/06           00
0428311393                05                 07/01/06           0.0000
0428311393                O                  06/01/36
0

10657367      Z73/Z73     F                  260,000.00         ZZ
                          360                259,551.02         1
                          6.7500             1686.36            74
                          6.5000             1686.36
CHICAGO       IL 60634    2                  05/18/06           00
12374972                  05                 07/01/06           0.0000
12374972                  O                  06/01/36
0

10657815      E22/G02     F                  159,200.00         ZZ
                          360                158,968.81         4
                          7.6250             1126.81            80
                          7.3750             1126.81
AUSTIN        TX 78745    1                  05/22/06           00
0428745137                05                 07/01/06           0.0000
0428745137                N                  06/01/36
0

10658965      Z73/Z73     F                  133,500.00         ZZ
                          360                133,280.50         1
                          7.0000             888.18             75
                          6.7500             888.18
COLUMBUS      OH 43231    1                  05/18/06           00
00001000000870            05                 07/01/06           0.0000
00001000000870            O                  06/01/36
0

10659071      462/G02     F                  153,800.00         ZZ
                          360                153,534.41         1
                          6.7500             997.55             72
                          6.5000             997.55
HOUSTON       TX 77095    1                  05/02/06           00
0441444304                03                 07/01/06           0.0000
0007945371                O                  06/01/36
0

10659081      462/G02     F                  106,100.00         T
                          360                105,831.05         1
                          6.8750             697.01             90
                          6.6250             697.01
HUMBLE        TX 77338    1                  04/18/06           01
0441444502                03                 06/01/06           25.0000
0008193971                O                  05/01/36
0

10659119      462/G02     F                  67,450.00          ZZ
                          360                67,317.81          1
                          6.5000             426.33             41
                          6.2500             426.33
MIDLOTHIAN    TX 76065    1                  05/17/06           00
0441437639                03                 07/01/06           0.0000
0008702573                O                  06/01/36
0

10659201      462/G02     F                  183,650.00         ZZ
                          360                183,332.85         1
                          6.7500             1191.16            80
                          6.5000             1191.16
KATY          TX 77494    1                  05/05/06           00
0441447190                03                 07/01/06           0.0000
0009370370                O                  06/01/36
0

10659251      462/G02     F                  160,000.00         ZZ
                          360                159,672.92         1
                          5.8750             946.47             37
                          5.6250             946.47
NORTH LAS VEGANV 89084    1                  05/05/06           00
0441445004                03                 07/01/06           0.0000
0009539974                O                  06/01/36
0

10660273      E22/G02     F                  173,550.00         ZZ
                          360                173,227.65         1
                          6.3750             1082.73            65
                          6.1250             1082.73
PAHOA         HI 96778    5                  05/17/06           00
0428392963                05                 07/01/06           0.0000
0428392963                O                  06/01/36
0

10661705      025/025     F                  201,500.00         ZZ
                          360                201,500.00         1
                          7.2500             1217.40            80
                          7.0000             1217.40
VANCOUVER     WA 98683    1                  04/17/06           00
0144851599                03                 06/01/06           0.0000
0144851599                O                  05/01/36
0

10661901      025/025     F                  45,500.00          TX
                          360                45,396.82          1
                          8.8750             362.02             70
                          8.6250             362.02
DALLAS        TX 75216    5                  03/17/06           00
0203102850                05                 05/01/06           0.0000
0203102850                N                  04/01/36
0

10662161      025/025     F                  750,000.00         ZZ
                          360                748,098.87         1
                          6.8750             4926.97            60
                          6.6250             4926.97
MIAMI BEACH   FL 33139    5                  04/17/06           00
0033491697                06                 06/01/06           0.0000
0033491697                O                  05/01/36
0

10662303      025/025     F                  153,050.00         ZZ
                          360                153,050.00         1
                          7.7500             988.45             80
                          7.5000             988.45
MCDONOUGH     GA 30253    1                  02/15/06           00
0036054047                05                 04/01/06           0.0000
0036054047                O                  03/01/36
0

10662569      025/025     F                  125,000.00         ZZ
                          360                124,634.63         1
                          7.6250             884.74             46
                          7.3750             884.74
LAKE MARY     FL 32746    1                  03/17/06           00
0144713617                03                 05/01/06           0.0000
0144713617                O                  04/01/36
0

10662589      025/025     F                  650,000.00         ZZ
                          360                650,000.00         1
                          7.2500             3927.08            76
                          7.0000             3927.08
CELEBRATION   FL 34747    5                  04/17/06           00
0144726023                03                 06/01/06           0.0000
0144726023                O                  05/01/36
0

10662665      025/025     F                  417,000.00         ZZ
                          360                417,000.00         1
                          6.8750             2389.06            77
                          6.6250             2389.06
SPRINGFIELD   VA 22151    1                  03/17/06           00
0144753092                05                 05/01/06           0.0000
0144753092                O                  04/01/36
0

10664521      E22/G02     F                  190,000.00         ZZ
                          360                189,750.60         4
                          8.1250             1410.74            80
                          7.8750             1410.74
GRAND PRAIRIE TX 75052    1                  05/24/06           00
0428948848                05                 07/01/06           0.0000
0428948848                N                  06/01/36
0

10665559      Z73/Z73     F                  450,000.00         ZZ
                          360                449,115.94         1
                          6.8750             2956.18            70
                          6.6250             2956.18
CAMARILLO     CA 93012    2                  05/17/06           00
00001000000860            03                 07/01/06           0.0000
00001000000860            N                  06/01/36
0

10665649      E82/G02     F                  138,700.00         ZZ
                          360                138,477.50         1
                          7.1250             934.45             97
                          6.8750             934.45
HOUSTON       TX 77089    2                  05/17/06           04
0401251178                03                 07/01/06           35.0000
0401251178                O                  06/01/36
0

10667277      E22/G02     F                  132,000.00         ZZ
                          360                131,996.68         1
                          6.5000             715.00             80
                          6.2500             715.00
BOISE         ID 83704    1                  05/26/06           00
0429100423                09                 07/01/06           0.0000
0429100423                O                  06/01/36
0

10671071      E22/G01     F                  145,200.00         ZZ
                          360                144,888.51         1
                          7.6250             1027.72            80
                          7.3750             1027.72
CLAREMONT     NC 28610    5                  05/25/06           00
0428803282                05                 07/01/06           0.0000
0428803282                O                  06/01/36
0

10675867      Y40/G02     F                  255,502.00         ZZ
                          360                254,727.71         1
                          6.7500             1657.18            95
                          6.5000             1657.18
MCDONOUGH     GA 30253    1                  04/21/06           11
0441625076                03                 06/01/06           30.0000
0051133872                O                  05/01/36
0

10675875      313/G02     F                  266,000.00         ZZ
                          360                266,000.00         3
                          6.7500             1496.25            65
                          6.5000             1496.25
PORTLAND      OR 97225    1                  05/09/06           00
0441450004                05                 07/01/06           0.0000
11163755                  N                  06/01/36
0

10675927      H29/G02     F                  228,000.00         ZZ
                          360                227,566.19         1
                          6.2500             1403.84            55
                          6.0000             1403.84
MINNEAPOLIS   MN 55410    5                  05/17/06           00
0441451044                05                 07/01/06           0.0000
7700259956                O                  06/01/36
0

10676109      313/G02     F                  205,000.00         ZZ
                          360                205,000.00         3
                          6.7500             1153.13            64
                          6.5000             1153.13
BEAVERTON     OR 97005    1                  05/09/06           00
0441450335                05                 07/01/06           0.0000
11163730                  N                  06/01/36
0

10676273      E22/G01     F                  113,750.00         ZZ
                          360                113,750.00         1
                          7.1250             675.39             65
                          6.8750             675.39
TAMARAC       FL 33319    5                  05/26/06           00
0428891824                03                 07/01/06           0.0000
0428891824                O                  06/01/36
0

10676403      E22/G02     F                  52,512.00          ZZ
                          360                52,439.48          2
                          7.8750             380.75             80
                          7.6250             380.75
LA PORTE      TX 77571    1                  05/31/06           00
0428435275                05                 07/01/06           0.0000
0428435275                N                  06/01/36
0

10676501      E22/G02     F                  112,800.00         ZZ
                          360                112,714.17         1
                          7.3750             779.08             80
                          7.1250             779.08
GREENVILLE    SC 29607    2                  05/26/06           00
0428650998                03                 08/01/06           0.0000
0428650998                O                  07/01/36
0

10676545      E22/G02     F                  157,175.00         ZZ
                          360                157,175.00         1
                          7.6250             998.72             80
                          7.3750             998.72
CHARLOTTE     NC 28278    1                  06/01/06           00
0428922199                03                 08/01/06           0.0000
0428922199                N                  07/01/36
0

10676553      E22/G02     F                  154,164.00         ZZ
                          360                154,164.00         1
                          7.6250             979.58             80
                          7.3750             979.58
CHARLOTTE     NC 28278    1                  06/01/06           00
0428927834                03                 08/01/06           0.0000
0428927834                N                  07/01/36
0

10679301      369/G02     F                  165,750.00         T
                          360                165,329.85         1
                          6.8750             1088.86            65
                          6.6250             1088.86
LITTLE ROCK   AR 72223    1                  04/26/06           00
0441542933                05                 06/01/06           0.0000
80747538                  O                  05/01/36
0

10679327      369/G02     F                  98,210.00          ZZ
                          360                98,154.24          1
                          6.6250             542.20             70
                          6.3750             541.89
LAWRENCEVILLE GA 30044    1                  04/28/06           00
0441527850                05                 06/01/06           0.0000
80752298                  N                  05/01/36
0

10679339      369/G02     F                  178,100.00         ZZ
                          360                178,100.00         2
                          6.8750             1020.36            65
                          6.6250             1020.36
SARASOTA      FL 34231    5                  04/28/06           00
0441550902                05                 06/01/06           0.0000
80753890                  N                  05/01/36
0

10679453      369/G02     F                  146,000.00         T
                          360                145,728.84         1
                          6.3750             910.85             39
                          6.1250             910.85
FORT PIERCE   FL 34949    5                  05/10/06           00
0441452562                01                 07/01/06           0.0000
0080770258                O                  06/01/36
0

10679479      369/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          7.2500             797.50             80
                          7.0000             797.50
JACKSONVILLE  FL 32207    1                  04/27/06           00
0441514957                05                 06/01/06           0.0000
80773955                  N                  05/01/36
0

10679497      369/G02     F                  168,500.00         ZZ
                          360                168,194.53         1
                          6.5000             1065.03            63
                          6.2500             1065.03
LAUDERHILL    FL 33313    5                  05/09/06           00
0441527751                05                 07/01/06           0.0000
80777493                  O                  06/01/36
0

10679533      369/G02     F                  183,920.00         ZZ
                          360                183,920.00         1
                          6.5000             996.23             80
                          6.2500             996.23
DAVENPORT     FL 33837    1                  05/10/06           00
0441529179                03                 07/01/06           0.0000
80784424                  O                  06/01/36
0

10679535      369/G02     F                  208,000.00         ZZ
                          360                207,666.35         1
                          7.1250             1401.33            80
                          6.8750             1401.33
AURORA        CO 80015    1                  05/02/06           00
0441485810                03                 07/01/06           0.0000
80784663                  O                  06/01/36
0

10679641      369/G02     F                  331,500.00         ZZ
                          360                330,913.44         1
                          6.6250             2122.63            65
                          6.3750             2122.63
LAKE BLUFF    IL 60044    1                  05/01/06           00
0441527819                05                 07/01/06           0.0000
80684566                  N                  06/01/36
0

10679665      369/G02     F                  243,700.00         ZZ
                          360                243,700.00         1
                          7.0000             1421.58            63
                          6.7500             1421.58
BONITA SPRINGSFL 34135    5                  04/28/06           00
0441550365                01                 06/01/06           0.0000
80703036                  N                  05/01/36
0

10679673      369/G02     F                  66,500.00          ZZ
                          360                66,385.16          1
                          6.7500             431.32             95
                          6.5000             431.32
TRINIDAD      CO 81082    1                  05/04/06           01
0441527728                05                 07/01/06           30.0000
80704638                  O                  06/01/36
0

10679697      369/G02     F                  159,900.00         ZZ
                          360                159,610.11         1
                          6.5000             1010.68            57
                          6.2500             1010.68
GREENSBORO    NC 27455    1                  05/15/06           00
0441487790                03                 07/01/06           0.0000
80712334                  O                  06/01/36
0

10679737      369/G02     F                  164,000.00         ZZ
                          360                163,709.82         1
                          6.6250             1050.11            74
                          6.3750             1050.11
JACKSONVILLE  FL 32224    5                  05/03/06           00
0441529146                03                 07/01/06           0.0000
80727076                  O                  06/01/36
0

10679769      369/G02     F                  112,450.00         ZZ
                          360                112,255.82         1
                          6.7500             729.35             65
                          6.5000             729.35
TAMPA         FL 33607    5                  05/02/06           00
0441550928                05                 07/01/06           0.0000
80735038                  N                  06/01/36
0

10679773      369/G02     F                  264,300.00         ZZ
                          360                263,797.14         1
                          6.2500             1627.34            53
                          6.0000             1627.34
FORT LAUDERDALFL 33312    5                  05/02/06           00
0441527512                05                 07/01/06           0.0000
80736507                  O                  06/01/36
0

10680467      Z73/Z73     F                  276,000.00         ZZ
                          360                275,546.24         1
                          7.0000             1836.24            78
                          6.7500             1836.24
REDLANDS      CA 92354    1                  05/22/06           00
12397597                  03                 07/01/06           0.0000
12397597                  N                  06/01/36
0

10689265      E22/G02     F                  142,000.00         TX
                          360                141,760.72         1
                          6.8750             932.84             71
                          6.6250             932.84
WILLIS        TX 77378    5                  05/26/06           00
0428098578                05                 07/01/06           0.0000
0428098578                O                  06/01/36
0

10691949      E85/G02     F                  900,000.00         ZZ
                          360                900,000.00         1
                          6.7500             5062.50            79
                          6.5000             5062.50
SAN JOSE      CA 95129    1                  05/10/06           00
0441512035                05                 07/01/06           0.0000
1024885                   O                  06/01/36
0

10693075      E22/G02     F                  115,200.00         ZZ
                          360                115,200.00         1
                          7.3750             708.00             80
                          7.1250             708.00
AUSTIN        TX 78724    2                  06/02/06           00
0429020100                05                 08/01/06           0.0000
0429020100                N                  07/01/36
0

10693987      313/G02     F                  223,127.00         T
                          360                223,126.99         1
                          7.3750             1371.31            80
                          7.1250             1371.31
PORT SAINT LUCFL 34986    1                  03/08/06           00
0441469814                05                 05/01/06           0.0000
10892107                  O                  04/01/36
0

10694143      Z73/Z73     F                  348,000.00         ZZ
                          360                347,427.82         1
                          7.0000             2315.26            80
                          6.7500             2315.26
PATERSON      NJ 07502    1                  05/31/06           00
00001000000883            05                 07/01/06           0.0000
00001000000883            O                  06/01/36
0

10695747      X05/G02     F                  115,500.00         ZZ
                          360                115,305.38         1
                          6.8750             758.75             70
                          6.6250             758.75
OLYMPIA       WA 98501    5                  05/12/06           00
0441482387                05                 07/01/06           0.0000
09605071                  N                  06/01/36
0

10696261      225/225     F                  206,000.00         ZZ
                          360                205,635.50         1
                          6.6250             1319.04            59
                          6.3750             1319.04
OVIEDO        FL 32765    5                  05/12/06           00
003952864                 05                 07/01/06           0.0000
003952864                 O                  06/01/36
0

10696327      225/225     F                  400,000.00         ZZ
                          360                399,292.20         1
                          6.6250             2561.24            62
                          6.3750             2561.24
SUNNY ISLES BEFL 33160    5                  05/16/06           00
003957033                 05                 07/01/06           0.0000
003957033                 O                  06/01/36
0

10696427      225/225     F                  600,000.00         ZZ
                          360                598,963.91         2
                          6.7500             3891.59            42
                          6.5000             3891.59
BRANT BEACH   NJ 08008    5                  05/09/06           00
005991959                 05                 07/01/06           0.0000
005991959                 N                  06/01/36
0

10696429      225/225     F                  196,000.00         ZZ
                          360                195,661.55         1
                          6.7500             1271.25            80
                          6.5000             1271.25
STOCKBRIDGE   GA 30281    1                  05/05/06           00
005991978                 05                 07/01/06           0.0000
005991978                 O                  06/01/36
0

10696505      225/225     F                  148,000.00         ZZ
                          360                147,731.69         1
                          6.5000             935.46             71
                          6.2500             935.46
SAINT CLOUD   FL 34772    5                  05/05/06           00
005993531                 05                 07/01/06           0.0000
005993531                 O                  06/01/36
0

10696551      225/225     F                  225,000.00         ZZ
                          360                224,611.47         1
                          6.7500             1459.35            66
                          6.5000             1459.35
CHESAPEAKE    VA 23322    5                  05/03/06           00
005994874                 05                 07/01/06           0.0000
005994874                 O                  06/01/36
0

10696601      225/225     F                  714,000.00         ZZ
                          360                712,826.07         1
                          7.0000             4750.26            60
                          6.7500             4750.26
TEQUESTA      FL 33469    5                  05/09/06           00
005996760                 01                 07/01/06           0.0000
005996760                 O                  06/01/36
0

10696647      225/225     F                  450,000.00         ZZ
                          360                449,241.73         1
                          6.8750             2956.18            41
                          6.6250             2956.18
WILMINGTON    NC 28409    5                  05/11/06           00
005998024                 05                 07/01/06           0.0000
005998024                 O                  06/01/36
0

10696709      225/225     F                  64,000.00          ZZ
                          360                63,900.00          1
                          7.6250             406.67             80
                          7.3750             406.67
PHILADELPHIA  PA 19124    5                  05/11/06           00
005999779                 05                 07/01/06           0.0000
005999779                 N                  06/01/36
0

10696729      225/225     F                  166,000.00         ZZ
                          360                165,468.85         1
                          6.8750             1090.50            70
                          6.6250             1090.50
LUTZ          FL 33549    5                  05/02/06           00
006320296                 05                 07/01/06           0.0000
006320296                 O                  06/01/36
0

10696741      225/225     F                  70,000.00          ZZ
                          360                70,000.00          1
                          6.8750             401.04             39
                          6.6250             401.04
OAKLAND PARK  FL 33334    5                  05/15/06           00
006321088                 01                 07/01/06           0.0000
006321088                 O                  06/01/36
0

10696773      225/225     F                  500,000.00         ZZ
                          360                499,136.60         1
                          6.7500             3242.99            58
                          6.5000             3242.99
EAST HANOVER  NJ 07936    5                  05/12/06           00
008973726                 05                 07/01/06           0.0000
008973726                 O                  06/01/36
0

10697043      L21/G02     F                  68,000.00          ZZ
                          360                67,923.47          1
                          8.8750             541.04             80
                          8.6250             541.04
BIRMINGHAM    AL 35206    5                  05/16/06           00
0441488327                05                 07/01/06           0.0000
52507404                  N                  06/01/36
0

10697325      E22/G02     F                  144,000.00         ZZ
                          360                143,879.02         1
                          6.8750             945.98             42
                          6.6250             945.98
NEWPORT       WA 99156    5                  06/01/06           00
0428639694                05                 08/01/06           0.0000
0428639694                O                  07/01/36
0

10697439      E22/G02     F                  79,500.00          ZZ
                          360                79,428.14          1
                          6.5000             502.49             50
                          6.2500             502.49
FAYETTEVILLE  NC 28314    1                  06/06/06           00
0428818819                05                 08/01/06           0.0000
0428818819                O                  07/01/36
0

10699223      E82/G01     F                  148,400.00         ZZ
                          360                148,275.33         1
                          6.8750             974.88             90
                          6.6250             974.88
DOLTON        IL 60419    2                  05/31/06           04
0401263603                05                 08/01/06           25.0000
0401263603                O                  07/01/36
0

10700937      313/G02     F                  117,960.00         ZZ
                          360                117,960.00         1
                          6.2500             614.38             65
                          6.0000             614.38
SPOKANE VALLEYWA 99016    1                  05/16/06           00
0441574779                05                 07/01/06           0.0000
11179033                  O                  06/01/36
0

10702511      E22/G02     F                  231,060.00         ZZ
                          360                230,851.12         1
                          6.5000             1460.46            80
                          6.2500             1460.46
CEDAR PARK    TX 78613    1                  06/07/06           00
0428852297                03                 08/01/06           0.0000
0428852297                O                  07/01/36
0

10702767      E22/G02     F                  88,000.00          ZZ
                          360                87,931.35          1
                          7.2500             600.32             80
                          7.0000             600.32
AUSTIN        TX 78753    1                  06/02/06           00
0429059793                05                 08/01/06           0.0000
0429059793                N                  07/01/36
0

10702845      E22/G02     F                  144,300.00         ZZ
                          360                144,181.72         1
                          7.0000             960.03             65
                          6.7500             960.03
BEALETON      VA 22712    1                  06/07/06           00
0429151541                05                 08/01/06           0.0000
0429151541                N                  07/01/36
0

10702953      E22/G02     F                  233,916.00         ZZ
                          360                233,521.84         1
                          6.8750             1536.66            59
                          6.6250             1536.66
MIAMI         FL 33161    5                  06/02/06           00
0428558761                05                 07/01/06           0.0000
0428558761                O                  06/01/36
0

10704649      Z73/Z73     F                  317,600.00         ZZ
                          360                317,150.23         1
                          7.7500             2275.33            80
                          7.5000             2275.33
CATONSVILLE   MD 21228    5                  05/30/06           00
00010000008785            05                 07/01/06           0.0000
00010000008785            O                  06/01/36
0

10705853      313/G02     F                  193,700.00         ZZ
                          360                193,373.59         1
                          6.8750             1272.48            65
                          6.6250             1272.48
MOUNT PLEASANTSC 29466    5                  05/25/06           00
0441553658                05                 07/01/06           0.0000
11137049                  N                  06/01/36
0

10706173      313/G02     F                  179,400.00         ZZ
                          360                179,097.68         1
                          6.8750             1178.54            65
                          6.6250             1178.54
MOUNT PLEASANTSC 29466    5                  05/25/06           00
0441553682                03                 07/01/06           0.0000
11159233                  N                  06/01/36
0

10706711      E22/G02     F                  128,992.00         ZZ
                          360                128,992.00         1
                          7.7500             833.07             75
                          7.5000             833.07
WEST PALM BEACFL 33411    1                  06/07/06           00
0428825897                01                 08/01/06           0.0000
0428825897                N                  07/01/36
0

10706877      E22/G02     F                  192,000.00         ZZ
                          360                191,834.69         1
                          6.7500             1245.31            80
                          6.5000             1245.31
LELAND        NC 28451    1                  06/08/06           00
0429094345                05                 08/01/06           0.0000
0429094345                O                  07/01/36
0

10708387      168/168     F                  197,550.00         ZZ
                          360                197,024.21         1
                          6.6250             1264.94            80
                          6.3750             1264.94
CEDAR PARK    TX 78613    1                  05/01/06           00
0789326949                03                 06/01/06           0.0000
0789326949                O                  05/01/36
0

10708407      168/168     F                  200,000.00         ZZ
                          360                199,637.40         1
                          6.5000             1264.14            50
                          6.2500             1264.14
SOUTHAMPTON   NY 11972    1                  05/08/06           00
0789704382                05                 07/01/06           0.0000
0789704382                O                  06/01/36
0

10708459      168/168     F                  280,000.00         ZZ
                          360                280,000.00         2
                          6.7500             1575.00            74
                          6.5000             1575.00
KEYPORT       NJ 07735    2                  05/08/06           00
0789874679                05                 07/01/06           0.0000
0789874679                O                  06/01/36
0

10708463      168/168     F                  312,000.00         ZZ
                          360                312,000.00         1
                          6.7500             1755.00            80
                          6.5000             1755.00
LA CENTER     WA 98629    2                  05/24/06           00
0789882213                05                 07/01/06           0.0000
0789882213                O                  06/01/36
0

10708521      168/168     F                  650,000.00         ZZ
                          360                649,983.31         1
                          7.0000             3791.67            78
                          6.7500             3791.67
IRVINE        CA 92606    5                  05/19/06           00
0789960311                05                 07/01/06           0.0000
0789960311                O                  06/01/36
0

10708539      168/168     F                  252,800.00         T
                          360                252,800.00         1
                          6.8750             1448.33            80
                          6.6250             1448.33
HOLLYWOOD     FL 33019    1                  05/31/06           00
0789977761                01                 07/01/06           0.0000
0789977761                O                  06/01/36
0

10708567      168/168     F                  300,000.00         ZZ
                          360                300,000.00         1
                          7.3750             1843.75            80
                          7.1250             1843.75
NORTHVILLE TOWMI 48167    5                  05/05/06           00
0799328464                05                 07/01/06           0.0000
0799328464                O                  06/01/36
0

10709005      H29/G02     F                  150,000.00         ZZ
                          360                149,728.07         1
                          6.5000             948.10             36
                          6.2500             948.10
AMESBURY      MA 01913    1                  05/26/06           00
0441483211                05                 07/01/06           0.0000
7700261033                O                  06/01/36
0

10709013      H29/G02     F                  307,000.00         ZZ
                          360                307,000.00         1
                          6.5000             1662.92            63
                          6.2500             1662.92
KITTERY       ME 03904    2                  05/17/06           00
0441484920                05                 07/01/06           0.0000
7700261436                O                  06/01/36
0

10709017      H29/G02     F                  131,000.00         ZZ
                          360                130,756.69         1
                          6.3750             817.27             40
                          6.1250             817.27
UNIVERSITY PLAWA 98466    5                  05/17/06           00
0441490463                05                 07/01/06           0.0000
7700261802                N                  06/01/36
0

10709085      H29/G02     F                  215,940.00         ZZ
                          360                215,940.00         1
                          6.5000             1169.68            60
                          6.2500             1169.68
SCOTTSDALE    AZ 85259    1                  05/25/06           00
0441490299                01                 07/01/06           0.0000
7700262814                N                  06/01/36
0

10710185      E22/G02     F                  121,093.00         ZZ
                          360                121,093.00         1
                          7.7500             782.06             70
                          7.5000             782.06
WEST PALM BEACFL 33411    1                  06/09/06           00
0428709711                01                 08/01/06           0.0000
0428709711                N                  07/01/36
0

10710187      E22/G02     F                  120,393.00         ZZ
                          360                120,393.00         1
                          7.7500             777.54             70
                          7.5000             777.54
WEST PALM BEACFL 33411    1                  06/09/06           00
0428709745                01                 08/01/06           0.0000
0428709745                N                  07/01/36
0

10710381      E22/G02     F                  128,000.00         ZZ
                          360                127,905.01         1
                          7.5000             894.99             80
                          7.2500             894.99
SAN ANTONIO   TX 78208    1                  06/09/06           00
0428926992                05                 08/01/06           0.0000
0428926992                N                  07/01/36
0

10710383      E22/G02     F                  228,000.00         ZZ
                          360                227,830.79         1
                          7.5000             1594.21            80
                          7.2500             1594.21
SAN ANTONIO   TX 78208    1                  06/09/06           00
0428929558                05                 08/01/06           0.0000
0428929558                N                  07/01/36
0

10710571      E22/G01     F                  126,900.00         ZZ
                          360                126,795.98         1
                          7.0000             844.27             90
                          6.7500             844.27
SAINT LOUIS   MO 63125    2                  06/05/06           10
0429094527                05                 08/01/06           25.0000
0429094527                O                  07/01/36
0

10711459      E82/G02     F                  198,400.00         ZZ
                          360                198,245.23         1
                          7.2500             1353.44            80
                          7.0000             1353.44
PINSON        AL 35126    2                  06/05/06           00
0401258306                05                 08/01/06           0.0000
0401258306                O                  07/01/36
0

10711551      758/G02     F                  101,600.00         TX
                          360                101,448.73         1
                          7.5000             710.40             80
                          7.2500             710.40
SPRING        TX 77388    5                  05/26/06           00
0441551843                03                 07/01/06           0.0000
1130002802                N                  06/01/36
0

10715115      E22/G02     F                  126,000.00         ZZ
                          360                125,894.15         1
                          6.8750             827.73             70
                          6.6250             827.73
HOUSTON       TX 77072    1                  06/12/06           00
0429016728                03                 08/01/06           0.0000
0429016728                N                  07/01/36
0

10715263      E22/G01     F                  92,800.00          ZZ
                          360                92,725.79          1
                          7.1250             625.21             80
                          6.8750             625.21
SEMMES        AL 36575    2                  06/07/06           00
0429128507                05                 08/01/06           0.0000
0429128507                O                  07/01/36
0

10715321      E22/G02     F                  308,275.00         ZZ
                          360                308,275.00         1
                          6.8750             1766.16            54
                          6.6250             1766.16
HUNTINGTOWN   MD 20639    5                  06/07/06           00
0429196918                05                 08/01/06           0.0000
0429196918                O                  07/01/36
0

10715465      E82/G02     F                  177,800.00         ZZ
                          360                177,674.51         1
                          7.7500             1273.78            93
                          7.5000             1273.78
BRISTOL       CT 06010    5                  06/06/06           04
0401262183                05                 08/01/06           30.0000
0401262183                O                  07/01/36
0

10716675      K88/G02     F                  228,000.00         T
                          360                227,803.70         1
                          6.7500             1478.80            80
                          6.5000             1478.80
JUPITER       FL 33477    1                  06/05/06           00
0441505484                09                 08/01/06           0.0000
46943                     O                  07/01/36
0

10718873      E22/G02     F                  71,000.00          ZZ
                          360                70,941.81          1
                          7.0000             472.36             58
                          6.7500             472.36
BELLEVUE      MI 49021    5                  06/08/06           00
0428654164                05                 08/01/06           0.0000
0428654164                O                  07/01/36
0

10721307      U42/G02     F                  166,400.00         ZZ
                          360                166,170.21         4
                          7.8750             1206.52            80
                          7.6250             1206.52
SAN ANTONIO   TX 78212    1                  05/23/06           00
0441514262                05                 07/01/06           0.0000
49600631                  N                  06/01/36
0

10721471      H76/G02     F                  234,500.00         ZZ
                          360                234,095.05         1
                          6.7500             1520.97            65
                          6.5000             1520.97
BAYVILLE      NJ 08721    5                  05/23/06           00
0441524469                05                 07/01/06           0.0000
20060733358               O                  06/01/36
0

10721843      E22/G02     F                  331,000.00         ZZ
                          360                330,693.43         1
                          6.3750             2065.01            62
                          6.1250             2065.01
GERMANTOWN    MD 20876    5                  06/09/06           00
0429130792                03                 08/01/06           0.0000
0429130792                O                  07/01/36
0

10721897      E22/G02     F                  138,000.00         ZZ
                          360                137,869.06         1
                          6.2500             849.69             67
                          6.0000             849.69
LEWISTON      ME 04240    5                  06/09/06           00
0429174964                05                 08/01/06           0.0000
0429174964                O                  07/01/36
0

10721919      E22/G02     F                  97,600.00          ZZ
                          360                97,513.89          1
                          6.6250             624.94             80
                          6.3750             624.94
HOUSTON       TX 77031    1                  06/14/06           00
0429195225                03                 08/01/06           0.0000
0429195225                O                  07/01/36
0

10721991      E22/G02     F                  228,000.00         ZZ
                          360                228,000.00         3
                          7.7500             1472.50            80
                          7.5000             1472.50
HOUSTON       TX 77009    2                  06/13/06           00
0428148183                05                 08/01/06           0.0000
0428148183                N                  07/01/36
0

10722049      E22/G02     F                  289,000.00         ZZ
                          360                287,939.35         1
                          6.7500             1874.45            60
                          6.5000             1874.45
GARDNERVILLE  NV 89460    1                  06/01/06           00
0428604284                05                 08/01/06           0.0000
0428604284                O                  07/01/36
0

10722071      E22/G02     F                  213,920.00         ZZ
                          360                213,769.02         4
                          7.7500             1532.55            80
                          7.5000             1532.55
AUSTIN        TX 78745    1                  06/02/06           00
0428673735                05                 08/01/06           0.0000
0428673735                N                  07/01/36
0

10722111      E22/G02     F                  180,000.00         ZZ
                          360                178,196.01         1
                          6.7500             1167.48            56
                          6.5000             1167.48
BRENTWOOD     NY 11717    5                  05/25/06           00
0428798417                05                 08/01/06           0.0000
0428798417                O                  07/01/36
0

10722215      E22/G02     F                  264,000.00         ZZ
                          360                263,921.60         1
                          7.8750             1810.90            80
                          7.6250             1810.90
BONNEY LAKE   WA 98391    1                  06/09/06           00
0428955603                05                 08/01/06           0.0000
0428955603                N                  07/01/36
0

10722303      E22/G02     F                  156,750.00         ZZ
                          360                156,750.00         2
                          7.0000             914.38             75
                          6.7500             914.38
BOISE         ID 83705    1                  06/12/06           00
0429020076                05                 08/01/06           0.0000
0429020076                N                  07/01/36
0

10722473      E82/G01     F                  189,700.00         ZZ
                          360                189,532.63         1
                          6.6250             1214.67            87
                          6.3750             1214.67
ANTIOCH       TN 37013    2                  06/09/06           04
0401253745                03                 08/01/06           25.0000
0401253745                O                  07/01/36
0

10723399      X05/G02     F                  431,000.00         ZZ
                          360                430,600.81         1
                          6.3750             2688.88            75
                          6.1250             2688.88
SAN DIEGO     CA 92173    5                  05/31/06           00
0441554581                05                 08/01/06           0.0000
016050240                 O                  07/01/36
0

10723459      X05/G02     F                  188,000.00         ZZ
                          360                187,523.44         1
                          6.8750             1235.03            58
                          6.6250             1235.03
GARDNERVILLE  NV 89410    2                  04/17/06           00
0441551009                05                 06/01/06           0.0000
18603430                  N                  05/01/36
0

10723463      X05/G02     F                  250,000.00         T
                          360                249,557.64         1
                          6.6250             1600.78            59
                          6.3750             1600.78
CAMP SHERMAN  OR 97730    1                  05/23/06           00
0441551710                03                 07/01/06           0.0000
18604326                  O                  06/01/36
0

10723515      Z73/Z73     F                  180,000.00         ZZ
                          360                179,848.77         1
                          6.8750             1182.48            75
                          6.6250             1182.48
BROOKLYN CENTEMN 55429    2                  06/08/06           00
00001000000862            05                 08/01/06           0.0000
00001000000862            O                  07/01/36
0

10723973      369/G02     F                  100,750.00         ZZ
                          360                100,580.22         1
                          6.8750             661.86             65
                          6.6250             661.86
PHOENIX       AZ 85007    2                  05/16/06           00
0441598315                05                 07/01/06           0.0000
80731573                  N                  06/01/36
0

10723979      369/G02     F                  118,300.00         ZZ
                          360                118,090.67         1
                          6.6250             757.49             31
                          6.3750             757.49
WILLIAMSBURG  VA 23188    1                  05/17/06           00
0441567898                03                 07/01/06           0.0000
80732522                  N                  06/01/36
0

10723993      369/G02     F                  303,000.00         ZZ
                          360                302,501.81         1
                          7.0000             2015.87            54
                          6.7500             2015.87
HOT SPRINGS NAAR 71913    2                  05/09/06           00
0441578671                05                 07/01/06           0.0000
80743693                  O                  06/01/36
0

10724055      369/G02     F                  126,750.00         T
                          360                126,546.68         1
                          7.1250             853.94             65
                          6.8750             853.94
POMPANO BEACH FL 33064    5                  05/22/06           00
0441577889                01                 07/01/06           0.0000
80772759                  O                  06/01/36
0

10724067      369/G02     F                  204,000.00         ZZ
                          360                203,656.26         1
                          6.8750             1340.13            80
                          6.6250             1340.13
KISSIMMEE     FL 34759    1                  05/19/06           00
0441566387                03                 07/01/06           0.0000
80774318                  O                  06/01/36
0

10724267      369/G02     F                  169,600.00         ZZ
                          360                169,327.93         1
                          7.1250             1142.63            80
                          6.8750             1142.63
SANFORD       FL 32773    2                  05/18/06           00
0441575800                05                 07/01/06           0.0000
80829252                  O                  06/01/36
0

10724293      369/G02     F                  135,000.00         ZZ
                          360                134,766.88         1
                          6.7500             875.61             41
                          6.5000             875.61
PLANT CITY    FL 33566    1                  05/17/06           00
0441579406                03                 07/01/06           0.0000
80807167                  O                  06/01/36
0

10724307      369/G02     F                  83,500.00          ZZ
                          360                83,500.00          1
                          7.1250             495.78             30
                          6.8750             495.78
BONITA SPRINGSFL 34135    5                  05/12/06           00
0441574738                05                 07/01/06           0.0000
80808652                  O                  06/01/36
0

10724311      369/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          6.8750             916.67             33
                          6.6250             916.67
NORTH MIAMI BEFL 33160    5                  05/19/06           00
0441566510                01                 07/01/06           0.0000
80809007                  O                  06/01/36
0

10724315      369/G02     F                  105,992.00         T
                          360                105,785.44         1
                          6.1250             644.02             80
                          5.8750             644.02
GRAND PRAIRIE TX 75052    1                  05/24/06           00
0441574704                03                 07/01/06           0.0000
80809551                  O                  06/01/36
0

10724335      369/G02     F                  148,000.00         ZZ
                          360                147,701.74         1
                          6.8750             972.25             80
                          6.6250             972.25
FORT MYERS    FL 33919    1                  05/30/06           00
0441576881                05                 07/01/06           0.0000
80812423                  O                  06/01/36
0

10724553      462/G02     F                  137,000.00         ZZ
                          360                130,752.06         1
                          6.6250             877.23             49
                          6.3750             877.23
WINTER GARDEN FL 34787    1                  05/17/06           00
0441548930                03                 07/01/06           0.0000
0006837470                O                  06/01/36
0

10724557      462/G02     F                  361,900.00         ZZ
                          360                361,900.00         1
                          6.5000             1960.29            80
                          6.2500             1960.29
MELBOURNE     FL 32940    1                  05/30/06           00
0441544640                03                 07/01/06           0.0000
0006870976                O                  06/01/36
0

10724573      462/G02     F                  312,200.00         ZZ
                          360                311,673.92         1
                          6.8750             2050.94            95
                          6.6250             2050.94
SAINT AUGUSTINFL 32092    1                  05/04/06           11
0441537149                03                 07/01/06           30.0000
0007262470                O                  06/01/36
0

10724581      462/G02     F                  375,250.00         ZZ
                          360                375,250.00         1
                          6.5000             2032.60            80
                          6.2500             2032.60
RENO          NV 89521    1                  05/17/06           00
0441548716                03                 07/01/06           0.0000
0007429871                O                  06/01/36
0

10724591      462/G02     F                  154,000.00         ZZ
                          360                153,713.98         1
                          6.3750             960.76             53
                          6.1250             960.76
WAKE FOREST   NC 27587    1                  06/01/06           00
0441535283                03                 07/01/06           0.0000
0007727373                O                  06/01/36
0

10724597      462/G02     F                  288,000.00         ZZ
                          360                288,000.00         1
                          6.7500             1620.00            80
                          6.5000             1620.00
BRIDGEVILLE   DE 19933    1                  05/31/06           00
0441536273                03                 07/01/06           0.0000
0007746175                O                  06/01/36
0

10724609      462/G02     F                  275,850.00         ZZ
                          360                275,349.91         1
                          6.5000             1743.56            90
                          6.2500             1743.56
WINTER GARDEN FL 34787    1                  05/25/06           04
0441530391                03                 07/01/06           25.0000
0007987977                O                  06/01/36
0

10724629      462/G02     F                  305,900.00         ZZ
                          360                305,900.00         1
                          6.7500             1720.69            63
                          6.5000             1720.69
LA QUINTA     CA 92253    1                  05/09/06           00
0441539947                03                 07/01/06           0.0000
0008297970                O                  06/01/36
0

10724637      462/G02     F                  157,150.00         ZZ
                          360                157,150.00         1
                          6.5000             851.23             80
                          6.2500             851.23
CEDAR PARK    TX 78613    1                  05/12/06           00
0441539640                03                 07/01/06           0.0000
0008396178                O                  06/01/36
0

10724649      462/G02     F                  100,800.00         ZZ
                          360                100,625.93         1
                          6.7500             653.79             80
                          6.5000             653.79
FORT WORTH    TX 76179    1                  05/24/06           00
0441530771                03                 07/01/06           0.0000
0008512576                O                  06/01/36
0

10724661      462/G02     F                  130,500.00         ZZ
                          360                130,257.61         1
                          6.3750             814.16             70
                          6.1250             814.16
PFLUGERVILLE  TX 78660    1                  05/24/06           00
0441538865                03                 07/01/06           0.0000
0008613473                O                  06/01/36
0

10724695      462/G02     F                  366,350.00         ZZ
                          360                365,717.38         1
                          6.7500             2376.14            80
                          6.5000             2376.14
MOUNT DORA    FL 32757    1                  05/04/06           00
0441542453                03                 07/01/06           0.0000
0008945677                O                  06/01/36
0

10724725      462/G02     F                  404,700.00         ZZ
                          360                404,700.00         1
                          6.7500             2276.44            80
                          6.5000             2276.44
SANTA ANA     CA 92701    1                  05/17/06           00
0441570223                05                 07/01/06           0.0000
0009140575                O                  06/01/36
0

10724741      462/G02     F                  245,000.00         ZZ
                          360                245,000.00         1
                          7.0000             1429.17            60
                          6.7500             1429.17
VENTURA       CA 93003    1                  05/19/06           00
0441539780                01                 07/01/06           0.0000
0009254277                N                  06/01/36
0

10724767      462/G02     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.6250             2208.33            77
                          6.3750             2208.33
SANTA ANA     CA 92701    1                  05/09/06           00
0441531142                01                 07/01/06           0.0000
0009381278                O                  06/01/36
0

10724777      462/G02     F                  224,100.00         ZZ
                          360                224,100.00         1
                          6.5000             1213.88            80
                          6.2500             1213.88
SAN DIEGO     CA 92101    1                  05/17/06           00
0441527868                05                 07/01/06           0.0000
0009429176                O                  06/01/36
0

10724783      462/G02     F                  252,700.00         ZZ
                          360                252,252.85         1
                          6.6250             1618.07            90
                          6.3750             1618.07
WINTER GARDEN FL 34787    1                  05/30/06           01
0441549052                03                 07/01/06           25.0000
0009453176                O                  06/01/36
0

10724791      462/G02     F                  268,400.00         ZZ
                          360                267,958.69         1
                          7.0000             1785.68            74
                          6.7500             1785.68
LAVEEN        AZ 85339    1                  05/25/06           00
0441533130                03                 07/01/06           0.0000
0009488081                O                  06/01/36
0

10724793      462/G02     F                  133,350.00         ZZ
                          360                133,119.73         1
                          6.7500             864.91             80
                          6.5000             864.91
FORT WORTH    TX 76248    1                  05/19/06           00
0441548666                03                 07/01/06           0.0000
0009496076                O                  06/01/36
0

10724849      462/G02     F                  196,400.00         T
                          360                196,400.00         1
                          6.7500             1104.75            80
                          6.5000             1104.75
SAN DIEGO     CA 92101    1                  05/25/06           00
0441536612                08                 07/01/06           0.0000
0009710377                O                  06/01/36
0

10724945      462/G02     F                  366,450.00         ZZ
                          360                366,450.00         1
                          6.8750             2099.45            80
                          6.6250             2099.45
OCEANSIDE     CA 92054    1                  05/26/06           00
0441548898                01                 07/01/06           0.0000
0004742763                O                  06/01/36
0

10724967      462/G02     F                  308,800.00         ZZ
                          360                308,800.00         1
                          6.7500             1737.00            80
                          6.5000             1737.00
BAKERSFIELD   CA 93312    1                  05/25/06           00
0441540366                05                 07/01/06           0.0000
0005494273                O                  06/01/36
0

10724969      462/G02     F                  257,900.00         ZZ
                          360                257,900.00         1
                          7.0000             1504.42            95
                          6.7500             1504.42
ORLANDO       FL 32829    1                  06/01/06           01
0441530417                09                 07/01/06           30.0000
0005623970                O                  06/01/36
0

10724981      462/G02     F                  224,050.00         T
                          360                224,050.00         1
                          6.8750             1283.62            90
                          6.6250             1283.62
APOPKA        FL 32712    1                  05/19/06           01
0441543493                09                 07/01/06           25.0000
0005801774                O                  06/01/36
0

10724993      462/G02     F                  414,900.00         ZZ
                          360                414,900.00         1
                          7.0000             2420.25            80
                          6.7500             2420.25
INDIO         CA 92201    1                  05/19/06           00
0441530862                03                 07/01/06           0.0000
0006093777                O                  06/01/36
0

10725215      825/G02     F                  144,000.00         ZZ
                          360                144,000.00         1
                          7.0000             840.00             80
                          6.7500             840.00
GOLDEN        CO 80401    1                  06/02/06           00
0441517570                01                 08/01/06           0.0000
12387972                  O                  07/01/36
0

10725769      E22/G02     F                  116,000.00         TX
                          360                115,918.13         1
                          7.7500             831.04             80
                          7.5000             831.04
HOUSTON       TX 77091    5                  06/08/06           00
0429107477                03                 08/01/06           0.0000
0429107477                O                  07/01/36
0

10725823      E22/G02     F                  123,500.00         ZZ
                          360                123,500.00         1
                          6.8750             707.55             65
                          6.6250             707.55
AUSTIN        TX 78748    1                  06/15/06           00
0429162183                03                 08/01/06           0.0000
0429162183                N                  07/01/36
0

10725927      E22/G02     F                  136,800.00         ZZ
                          360                136,685.07         1
                          6.8750             898.68             80
                          6.6250             898.68
CANTON        MI 48188    1                  06/16/06           00
0429289291                01                 08/01/06           0.0000
0429289291                O                  07/01/36
0

10726059      E22/G01     F                  106,000.00         ZZ
                          360                106,000.00         1
                          7.5000             662.50             80
                          7.2500             662.50
PALM HARBOR   FL 34683    1                  06/15/06           00
0428805345                01                 08/01/06           0.0000
0428805345                O                  07/01/36
0

10726065      E22/G01     F                  105,000.00         ZZ
                          360                104,918.09         1
                          7.2500             716.29             80
                          7.0000             716.29
LECLAIRE      IA 52753    1                  06/15/06           00
0428806491                05                 08/01/06           0.0000
0428806491                O                  07/01/36
0

10726583      E82/G02     F                  129,600.00         ZZ
                          360                129,600.00         1
                          7.5000             810.00             80
                          7.2500             810.00
FISHERS       IN 46037    2                  06/08/06           00
0401264809                03                 08/01/06           0.0000
0401264809                O                  07/01/36
0

10726597      M45/G02     F                  1,300,000.00       ZZ
                          360                1,300,000.00       1
                          5.7500             6229.17            65
                          5.5000             6229.17
FORT LAUDERDALFL 33301    1                  05/19/06           00
0441534336                05                 07/01/06           0.0000
A1004368                  O                  06/01/36
0

10726637      M45/G02     F                  185,600.00         ZZ
                          360                185,263.51         1
                          6.5000             1173.12            80
                          6.2500             1173.12
LAKEVILLE     MN 55044    1                  05/19/06           00
0441523065                09                 07/01/06           0.0000
1005589                   O                  06/01/36
0

10726711      M45/G02     F                  80,000.00          ZZ
                          360                79,840.32          1
                          6.0000             479.64             80
                          5.7500             479.64
HERINGTON     KS 67449    1                  05/31/06           00
0441522463                05                 07/01/06           0.0000
A1007984                  O                  06/01/36
0

10728053      G52/G02     F                  238,000.00         ZZ
                          360                237,557.96         1
                          6.3750             1484.81            69
                          6.1250             1484.81
ARLINGTON HEIGIL 60004    5                  05/31/06           00
0441572831                05                 07/01/06           0.0000
4915126975                O                  06/01/36
0

10728057      G52/G02     F                  103,875.00         ZZ
                          360                103,686.69         1
                          6.5000             656.56             75
                          6.2500             656.56
MAGNOLIA      TX 77355    1                  05/26/06           00
0441572849                03                 07/01/06           0.0000
5130334343                O                  06/01/36
0

10728063      G52/G02     F                  208,500.00         ZZ
                          360                208,114.46         1
                          6.7500             1352.33            95
                          6.5000             1352.33
DAYTON        OH 45459    1                  05/31/06           04
0441574340                05                 07/01/06           30.0000
5811281297                O                  06/01/36
0

10728067      G52/G02     F                  146,000.00         ZZ
                          360                145,753.98         1
                          6.8750             959.12             95
                          6.6250             959.12
ALBUQUERQUE   NM 87108    1                  05/30/06           10
0441572930                05                 07/01/06           30.0000
6180804242                O                  06/01/36
0

10728083      G52/G02     F                  128,796.00         ZZ
                          360                128,578.96         1
                          6.8750             846.10             80
                          6.6250             846.10
RICHMOND      TX 77469    1                  05/26/06           00
0441577855                03                 07/01/06           0.0000
8456173839                O                  06/01/36
0

10728087      G52/G02     F                  417,000.00         ZZ
                          360                416,712.29         1
                          6.8750             2389.06            69
                          6.6250             2389.06
DAYTON        NV 89403    5                  05/24/06           00
0441588977                05                 07/01/06           0.0000
9132445392                O                  06/01/36
0

10728101      G52/G02     F                  360,000.00         ZZ
                          360                360,000.00         1
                          7.0000             2100.00            44
                          6.7500             2100.00
HONOLULU      HI 96813    5                  05/23/06           00
0441573839                06                 07/01/06           0.0000
1761044470                O                  06/01/36
0

10728105      G52/G02     F                  123,500.00         ZZ
                          360                123,291.89         1
                          6.8750             811.31             95
                          6.6250             811.31
CEDAR PARK    TX 78613    1                  05/31/06           10
0441576162                05                 07/01/06           30.0000
1898614043                O                  06/01/36
0

10728133      G52/G02     F                  343,000.00         T
                          360                342,393.09         1
                          6.6250             2196.27            70
                          6.3750             2196.27
LAS VEGAS     NV 89129    5                  05/31/06           00
0441574035                05                 07/01/06           0.0000
4293122506                O                  06/01/36
0

10728257      G52/G02     F                  625,500.00         ZZ
                          360                625,300.00         1
                          6.6250             3453.28            70
                          6.3750             3453.28
KANEOHE       HI 96744    1                  05/31/06           00
0441585817                05                 07/01/06           0.0000
2442183016                O                  06/01/36
0

10728265      G52/G02     F                  118,800.00         ZZ
                          360                118,729.44         1
                          6.6250             655.88             80
                          6.3750             655.88
RALEIGH       NC 27603    1                  05/31/06           00
0441576444                05                 07/01/06           0.0000
2739544762                O                  06/01/36
0

10728273      G52/G02     F                  205,000.00         ZZ
                          360                204,671.16         1
                          7.1250             1381.12            71
                          6.8750             1381.12
PHOENIX       AZ 85008    5                  05/25/06           00
0441577418                05                 07/01/06           0.0000
3150550404                O                  06/01/36
0

10728279      G52/G02     F                  55,120.00          ZZ
                          360                55,027.12          1
                          6.8750             362.10             80
                          6.6250             362.10
JACKSONVILLE  FL 32209    1                  06/02/06           00
0441571130                05                 07/01/06           0.0000
3283618382                O                  06/01/36
0

10728391      G52/G02     F                  245,600.00         ZZ
                          360                245,600.00         1
                          6.7500             1381.50            80
                          6.5000             1381.50
MESA          AZ 85207    1                  06/05/06           00
0441573755                03                 08/01/06           0.0000
9899481130                O                  07/01/36
0

10729917      E22/G02     F                  260,000.00         ZZ
                          360                259,776.14         1
                          6.7500             1686.36            65
                          6.5000             1686.36
FLAGSTAFF     AZ 86004    5                  06/09/06           00
0429085483                05                 08/01/06           0.0000
0429085483                O                  07/01/36
0

10731855      E22/G02     F                  131,600.00         ZZ
                          360                131,492.13         1
                          7.0000             875.54             70
                          6.7500             875.54
WOLFEBORO     NH 03894    1                  06/19/06           00
0429249766                05                 08/01/06           0.0000
0429249766                O                  07/01/36
0

10732021      E22/G02     F                  72,000.00          ZZ
                          360                71,954.09          1
                          8.2500             540.91             80
                          8.0000             540.91
CHARLOTTE     NC 28205    1                  06/19/06           00
0429154602                05                 08/01/06           0.0000
0429154602                N                  07/01/36
0

10732053      E22/G02     F                  277,875.00         ZZ
                          360                277,641.55         1
                          6.8750             1825.44            75
                          6.6250             1825.44
FORT WORTH    TX 76179    1                  06/19/06           00
0429122534                03                 08/01/06           0.0000
0429122534                O                  07/01/36
0

10732333      E22/G01     F                  132,800.00         ZZ
                          360                132,800.00         1
                          7.1250             788.50             80
                          6.8750             788.50
NORFOLK       VA 23508    1                  06/19/06           00
0428981443                05                 08/01/06           0.0000
0428981443                O                  07/01/36
0

10732387      E22/G02     F                  438,750.00         ZZ
                          360                438,381.39         1
                          6.8750             2882.28            65
                          6.6250             2882.28
NORTH CHARLESTSC 29418    5                  06/14/06           00
0429018948                05                 08/01/06           0.0000
0429018948                O                  07/01/36
0

10732391      E22/G02     F                  417,000.00         ZZ
                          360                416,632.09         2
                          6.6250             2670.10            60
                          6.3750             2670.10
FORT LEE      NJ 07024    2                  06/19/06           00
0429022734                05                 08/01/06           0.0000
0429022734                N                  07/01/36
0

10732667      L21/G02     F                  448,500.00         ZZ
                          360                448,500.00         1
                          6.7500             2522.81            80
                          6.5000             2522.81
ATLANTA       GA 30318    1                  06/06/06           00
0441536182                05                 08/01/06           0.0000
52504791                  O                  07/01/36
0

10732841      Y65/M32     F                  493,600.00         ZZ
                          360                493,195.40         1
                          7.0000             3283.93            80
                          6.7500             3283.93
TORRANCE      CA 90504    1                  06/05/06           00
713176133                 05                 08/01/06           0.0000
40601467                  O                  07/01/36
0

10732843      Y65/M32     F                  284,000.00         ZZ
                          360                283,761.40         1
                          6.8750             1865.68            80
                          6.6250             1865.68
POMONA        CA 91766    1                  06/06/06           00
713176749                 05                 08/01/06           0.0000
40601481                  O                  07/01/36
0

10732845      Y65/M32     F                  165,750.00         ZZ
                          360                165,614.14         1
                          7.0000             1102.74            75
                          6.7500             1102.74
ORLANDO       FL 32818    5                  06/12/06           00
713176748                 03                 08/01/06           0.0000
40601499                  N                  07/01/36
0

10732849      Y65/M32     F                  164,000.00         ZZ
                          360                164,000.00         1
                          7.3750             1007.92            80
                          7.1250             1007.92
BREMERTON     WA 98312    1                  06/05/06           00
713176754                 03                 08/01/06           0.0000
40601732                  N                  07/01/36
0

10732855      Y65/M32     F                  127,200.00         ZZ
                          360                127,200.00         1
                          6.8750             728.75             80
                          6.6250             728.75
SACRAMENTO    CA 95815    1                  06/06/06           00
713176735                 05                 08/01/06           0.0000
40602002                  O                  07/01/36
0

10732859      Y65/M32     F                  200,000.00         ZZ
                          360                199,823.55         1
                          6.6250             1280.62            63
                          6.3750             1280.62
KING OF PRUSSIPA 19406    1                  06/08/06           00
713176164                 03                 08/01/06           0.0000
40602304                  O                  07/01/36
0

10732863      Y65/M32     F                  240,000.00         ZZ
                          360                240,000.00         1
                          6.8750             1375.00            47
                          6.6250             1375.00
CHULA VISTA   CA 91911    5                  06/02/06           00
713176178                 05                 08/01/06           0.0000
40602494                  O                  07/01/36
0

10732865      Y65/M32     F                  152,000.00         ZZ
                          360                151,892.72         1
                          7.7500             1088.95            80
                          7.5000             1088.95
ORLANDO       FL 32809    5                  06/05/06           00
713176177                 05                 08/01/06           0.0000
40602504                  O                  07/01/36
0

10732867      Y65/M32     F                  109,000.00         ZZ
                          240                108,806.15         1
                          7.6250             886.45             90
                          7.3750             886.45
YAKIMA        WA 98901    5                  06/02/06           12
713176182                 05                 08/01/06           25.0000
40602572                  O                  07/01/26
0

10732869      Y65/M32     F                  284,000.00         ZZ
                          360                284,000.00         1
                          6.7500             1597.50            63
                          6.5000             1597.50
CASSELBERRY   FL 32730    2                  06/05/06           00
713176189                 03                 08/01/06           0.0000
40602664                  O                  07/01/36
0

10732877      Y65/M32     F                  284,000.00         ZZ
                          360                284,000.00         1
                          6.8750             1627.08            80
                          6.6250             1627.08
WATERFORD     CA 95386    1                  06/05/06           00
713176215                 05                 08/01/06           0.0000
40603067                  O                  07/01/36
0

10732879      Y65/M32     F                  299,000.00         ZZ
                          360                298,748.80         2
                          6.8750             1964.22            64
                          6.6250             1964.22
DESCANSO      CA 91916    5                  06/01/06           00
713176779                 05                 08/01/06           0.0000
40603239                  O                  07/01/36
0

10732885      Y65/M32     F                  510,000.00         ZZ
                          360                510,000.00         1
                          6.6250             2815.62            80
                          6.3750             2815.62
RENO          NV 89511    1                  06/02/06           00
713176024                 05                 08/01/06           0.0000
40599591                  O                  07/01/36
0

10732887      Y65/M32     F                  120,000.00         ZZ
                          360                119,899.19         1
                          6.8750             788.31             25
                          6.6250             788.31
SAN FERNANDO  CA 91340    5                  06/06/06           00
713176680                 05                 08/01/06           0.0000
40599754                  N                  07/01/36
0

10732895      Y65/M32     F                  280,000.00         ZZ
                          360                279,781.58         1
                          7.2500             1910.09            80
                          7.0000             1910.09
ODENTON       MD 21113    5                  06/02/06           00
713176033                 05                 08/01/06           0.0000
40599990                  O                  07/01/36
0

10732899      Y65/M32     F                  144,000.00         ZZ
                          360                143,876.02         1
                          6.7500             933.98             80
                          6.5000             933.98
RED BLUFF     CA 96080    1                  05/31/06           00
713176051                 05                 08/01/06           0.0000
40600222                  O                  07/01/36
0

10732909      Y65/M32     F                  155,000.00         ZZ
                          360                154,876.05         1
                          7.1250             1044.26            52
                          6.8750             1044.26
TURLOCK       CA 95380    5                  06/02/06           00
713175103                 05                 08/01/06           0.0000
40600631                  N                  07/01/36
0

10732911      Y65/M32     F                  149,600.00         ZZ
                          360                149,488.98         1
                          7.5000             1046.02            80
                          7.2500             1046.02
WATERFORD     MI 48327    2                  06/07/06           00
713176720                 05                 08/01/06           0.0000
40600814                  O                  07/01/36
0

10732913      Y65/M32     F                  310,750.00         ZZ
                          360                310,495.28         1
                          7.0000             2067.43            80
                          6.7500             2067.43
PROSPER       TX 75078    1                  06/09/06           00
713176087                 03                 08/01/06           0.0000
40600863                  O                  07/01/36
0

10732917      Y65/M32     F                  299,000.00         ZZ
                          360                298,748.80         1
                          6.8750             1964.22            65
                          6.6250             1964.22
LONG BEACH    CA 90805    5                  06/05/06           00
713176722                 05                 08/01/06           0.0000
40600923                  O                  07/01/36
0

10732943      Y65/M32     F                  153,000.00         ZZ
                          360                153,000.00         1
                          7.2500             924.38             39
                          7.0000             924.38
DENVER        CO 80218    5                  06/02/06           00
713175905                 01                 07/01/06           0.0000
40598228                  O                  06/01/36
0

10732973      Y65/M32     F                  175,000.00         ZZ
                          360                174,856.55         1
                          7.0000             1164.28            49
                          6.7500             1164.28
COLTON        CA 92324    5                  06/01/06           00
713176016                 05                 08/01/06           0.0000
40599570                  N                  07/01/36
0

10732981      Y65/M32     F                  117,000.00         ZZ
                          360                117,000.00         1
                          7.0000             682.50             58
                          6.7500             682.50
REDMOND       OR 97756    1                  05/31/06           00
713175705                 03                 08/01/06           0.0000
40595286                  O                  07/01/36
0

10732985      Y65/M32     F                  327,000.00         ZZ
                          360                327,000.00         1
                          6.8750             1873.44            50
                          6.6250             1873.44
PHOENIX       AZ 85018    5                  06/05/06           00
713175708                 05                 08/01/06           0.0000
40595313                  O                  07/01/36
0

10733001      Y65/M32     F                  111,900.00         ZZ
                          360                111,900.00         1
                          6.7500             629.44             80
                          6.5000             629.44
OGDEN         UT 84401    1                  06/06/06           00
713176614                 05                 08/01/06           0.0000
40595932                  O                  07/01/36
0

10733009      Y65/M32     F                  525,000.00         ZZ
                          360                524,569.66         1
                          7.0000             3492.84            75
                          6.7500             3492.84
KILLINGWORTH  CT 06419    2                  06/07/06           00
713176624                 05                 08/01/06           0.0000
40596455                  O                  07/01/36
0

10733029      Y65/M32     F                  522,550.00         ZZ
                          360                522,142.36         1
                          7.2500             3564.71            80
                          7.0000             3564.71
FONTANA       CA 92336    1                  06/05/06           00
713176634                 03                 08/01/06           0.0000
40597559                  O                  07/01/36
0

10733033      Y65/M32     F                  169,600.00         ZZ
                          360                169,600.00         1
                          6.8750             971.67             80
                          6.6250             971.67
LACEY         WA 98503    1                  06/01/06           00
713175572                 05                 08/01/06           0.0000
40591865                  O                  07/01/36
0

10733035      Y65/M32     F                  124,800.00         ZZ
                          360                124,594.80         1
                          7.0000             830.30             80
                          6.7500             830.30
SAINT LOUIS   MO 63119    1                  05/22/06           00
713175576                 05                 07/01/06           0.0000
40592008                  O                  06/01/36
0

10733039      Y65/M32     F                  352,000.00         ZZ
                          240                351,313.97         2
                          6.8750             2702.70            64
                          6.6250             2702.70
WEST NEW YORK NJ 07093    5                  06/05/06           00
713175532                 05                 08/01/06           0.0000
40592383                  O                  07/01/26
0

10733041      Y65/M32     F                  649,950.00         ZZ
                          360                649,950.00         1
                          7.2500             3926.78            77
                          7.0000             3926.78
JAMESPORT     NY 11947    1                  06/12/06           00
713175534                 05                 08/01/06           0.0000
40592458                  O                  07/01/36
0

10733049      Y65/M32     F                  176,000.00         ZZ
                          360                175,659.38         1
                          6.8750             1156.19            79
                          6.6250             1156.19
BIG RAPIDS    MI 49307    5                  06/01/06           00
713174967                 05                 07/01/06           0.0000
40593744                  O                  06/01/36
0

10733061      Y65/M32     F                  193,600.00         ZZ
                          360                193,445.18         1
                          7.1250             1304.32            80
                          6.8750             1304.32
MIDDLEBURG    FL 32068    1                  06/08/06           00
713175669                 05                 08/01/06           0.0000
40593959                  O                  07/01/36
0

10733065      Y65/M32     F                  54,700.00          ZZ
                          360                54,654.05          1
                          6.8750             359.34             80
                          6.6250             359.34
PFLUGERVILLE  TX 78660    1                  06/12/06           00
713176604                 03                 08/01/06           0.0000
40594862                  O                  07/01/36
0

10733071      Y65/M32     F                  380,000.00         ZZ
                          360                380,000.00         1
                          6.6250             2097.92            80
                          6.3750             2097.92
AIEA          HI 96701    1                  05/22/06           00
713175748                 01                 07/01/06           0.0000
40595138                  O                  06/01/36
0

10733073      Y65/M32     F                  235,200.00         ZZ
                          360                235,200.00         1
                          6.6250             1298.50            80
                          6.3750             1298.50
SEATTLE       WA 98125    1                  06/01/06           00
713175000                 05                 08/01/06           0.0000
40595148                  O                  07/01/36
0

10733089      Y65/M32     F                  379,600.00         ZZ
                          360                379,600.00         1
                          6.7500             2135.25            80
                          6.5000             2135.25
SAN DIEGO     CA 92154    1                  06/01/06           00
713175369                 05                 08/01/06           0.0000
40588674                  O                  07/01/36
0

10733091      Y65/M32     F                  124,000.00         ZZ
                          360                123,898.35         1
                          7.0000             824.98             80
                          6.7500             824.98
BALLWIN       MO 63021    5                  06/06/06           00
713176528                 05                 08/01/06           0.0000
40589375                  O                  07/01/36
0

10733099      Y65/M32     F                  200,000.00         ZZ
                          360                199,827.80         2
                          6.7500             1297.20            58
                          6.5000             1297.20
HESPERIA      CA 92345    2                  06/07/06           00
713176513                 05                 08/01/06           0.0000
40590205                  N                  07/01/36
0

10733101      Y65/M32     F                  200,000.00         ZZ
                          360                199,827.80         2
                          6.7500             1297.20            58
                          6.5000             1297.20
HESPERIA      CA 92345    2                  06/07/06           00
713176515                 05                 08/01/06           0.0000
40590216                  N                  07/01/36
0

10733105      Y65/M32     F                  152,800.00         ZZ
                          360                152,800.00         1
                          7.3750             939.08             80
                          7.1250             939.08
VILLA PARK    IL 60181    1                  06/07/06           00
713175541                 03                 08/01/06           0.0000
40590415                  O                  07/01/36
0

10733109      Y65/M32     F                  127,200.00         ZZ
                          360                127,093.14         1
                          6.8750             835.61             80
                          6.6250             835.61
SAN ANTONIO   TX 78247    1                  06/08/06           00
713175550                 03                 08/01/06           0.0000
40590742                  O                  07/01/36
0

10733111      Y65/M32     F                  113,600.00         ZZ
                          360                113,600.00         1
                          7.1250             674.50             75
                          6.8750             674.50
BOISE         ID 83705    1                  06/05/06           00
713175552                 05                 08/01/06           0.0000
40590747                  N                  07/01/36
0

10733117      Y65/M32     F                  205,900.00         ZZ
                          360                205,727.02         1
                          6.8750             1352.62            77
                          6.6250             1352.62
WESTPORT      MA 02790    1                  06/08/06           00
713175570                 05                 08/01/06           0.0000
40591770                  O                  07/01/36
0

10733127      Y65/M32     F                  218,350.00         ZZ
                          360                218,350.00         1
                          6.8750             1250.96            80
                          6.6250             1250.96
ORLANDO       FL 32803    1                  06/09/06           00
713175467                 05                 08/01/06           0.0000
40583011                  O                  07/01/36
0

10733133      Y65/M32     F                  223,900.00         ZZ
                          360                223,725.34         1
                          7.2500             1527.39            80
                          7.0000             1527.39
PORTLAND      OR 97211    1                  06/02/06           00
713175304                 05                 08/01/06           0.0000
40584014                  O                  07/01/36
0

10733143      Y65/M32     F                  140,800.00         ZZ
                          360                140,681.71         1
                          6.8750             924.96             80
                          6.6250             924.96
HAMBURG       NY 14075    1                  06/12/06           00
713176487                 03                 08/01/06           0.0000
40584642                  O                  07/01/36
0

10733155      Y65/M32     F                  164,000.00         ZZ
                          360                163,716.81         1
                          6.7500             1063.70            70
                          6.5000             1063.70
FREMONT       NE 68025    2                  05/13/06           00
713174354                 05                 07/01/06           0.0000
40586092                  O                  06/01/36
0

10733157      Y65/M32     F                  417,000.00         ZZ
                          360                416,658.19         1
                          7.0000             2774.31            75
                          6.7500             2774.31
LONGWOOD      FL 32779    1                  06/07/06           00
713174848                 03                 08/01/06           0.0000
40586129                  O                  07/01/36
0

10733165      Y65/M32     F                  198,000.00         ZZ
                          360                197,591.27         1
                          7.0000             1317.30            80
                          6.7500             1317.30
FAYETTEVILLE  GA 30214    5                  05/09/06           00
713174392                 05                 07/01/06           0.0000
40587639                  O                  06/01/36
0

10733171      Y65/M32     F                  168,000.00         ZZ
                          360                168,000.00         1
                          7.2500             1015.00            80
                          7.0000             1015.00
CHICAGO       IL 60629    1                  06/12/06           00
713176410                 05                 08/01/06           0.0000
40569171                  O                  07/01/36
0

10733177      Y65/M32     F                  322,800.00         ZZ
                          360                321,940.89         1
                          6.6250             2066.92            80
                          6.3750             2066.92
SUISUN CITY   CA 94585    1                  04/25/06           00
713174325                 05                 06/01/06           0.0000
40571370                  O                  05/01/36
0

10733195      Y65/M32     F                  504,000.00         ZZ
                          360                503,191.53         1
                          7.1250             3395.54            80
                          6.8750             3395.54
SIMI VALLEY   CA 93063    5                  05/23/06           00
713175418                 05                 07/01/06           0.0000
40577871                  O                  06/01/36
0

10733209      Y65/M32     F                  375,000.00         ZZ
                          360                375,000.00         1
                          6.7500             2109.38            69
                          6.5000             2109.38
LOS ANGELES ARCA 91340    5                  05/30/06           00
713175441                 05                 08/01/06           0.0000
40580632                  O                  07/01/36
0

10733217      Y65/M32     F                  211,920.00         ZZ
                          360                210,905.77         1
                          6.6250             1356.95            80
                          6.3750             1356.95
PHOENIX       AZ 85050    1                  02/01/06           00
713137061                 03                 04/01/06           0.0000
40494761                  O                  03/01/36
0

10733221      Y65/M32     F                  88,960.00          ZZ
                          360                88,557.58          1
                          6.8750             584.40             80
                          6.6250             584.40
MILTONVALE    KS 67466    2                  02/14/06           00
713140763                 05                 04/01/06           0.0000
40512176                  O                  03/01/36
0

10733229      Y65/M32     F                  252,000.00         ZZ
                          360                251,948.70         1
                          6.6250             1391.25            80
                          6.3750             1390.97
MERIDIAN      ID 83642    1                  02/22/06           00
713140386                 05                 04/01/06           0.0000
40531126                  O                  03/01/36
0

10733237      Y65/M32     F                  580,800.00         ZZ
                          360                580,274.95         1
                          6.5000             3671.05            80
                          6.2500             3671.05
SYOSSET       NY 11791    1                  06/14/06           00
713177242                 05                 08/01/06           0.0000
40544912                  O                  07/01/36
0

10733241      Y65/M32     F                  75,000.00          ZZ
                          360                74,739.22          1
                          6.7500             486.45             40
                          6.5000             486.45
FT LAUDERDALE FL 33311    5                  03/31/06           00
713154333                 05                 05/01/06           0.0000
40548906                  O                  04/01/36
0

10733267      Y65/M32     F                  372,000.00         ZZ
                          360                371,709.80         1
                          7.2500             2537.70            80
                          7.0000             2537.70
VERNON        WI 53103    1                  06/14/06           00
713177345                 05                 08/01/06           0.0000
40606705                  O                  07/01/36
0

10733269      Y65/M32     F                  188,000.00         ZZ
                          360                187,867.31         1
                          7.7500             1346.86            80
                          7.5000             1346.86
BEND          OR 97702    5                  06/06/06           00
713176442                 05                 08/01/06           0.0000
40607566                  O                  07/01/36
0

10733275      Y65/M32     F                  153,100.00         ZZ
                          360                153,100.00         1
                          7.0000             893.08             80
                          6.7500             893.08
PORTLAND      OR 97233    1                  06/09/06           00
713176445                 05                 08/01/06           0.0000
40608877                  O                  07/01/36
0

10733289      Y65/M32     F                  80,000.00          ZZ
                          360                79,937.59          1
                          7.2500             545.74             66
                          7.0000             545.74
LEAVENWORTH   KS 66048    5                  06/02/06           00
713176126                 05                 08/01/06           0.0000
40603562                  O                  07/01/36
0

10733291      Y65/M32     F                  255,000.00         ZZ
                          360                254,805.97         1
                          7.3750             1761.22            74
                          7.1250             1761.22
HELENVILLE    WI 53137    5                  06/09/06           00
713178438                 05                 08/01/06           0.0000
40603768                  O                  07/01/36
0

10733297      Y65/M32     F                  285,000.00         ZZ
                          240                284,444.54         1
                          6.8750             2188.27            58
                          6.6250             2188.27
CHINO         CA 91710    5                  06/05/06           00
713176269                 05                 08/01/06           0.0000
40603894                  O                  07/01/26
0

10734125      Z73/Z73     F                  170,000.00         ZZ
                          360                169,860.65         1
                          7.0000             1131.02            70
                          6.7500             1131.02
YPSILANTI     MI 48197    2                  06/13/06           00
12345963                  05                 08/01/06           0.0000
12345963                  O                  07/01/36
0

10734299      L21/G02     F                  528,000.00         ZZ
                          360                527,556.41         1
                          6.8750             3468.59            80
                          6.6250             3468.59
APPLE VALLEY  CA 92308    2                  06/06/06           00
0441560190                05                 08/01/06           0.0000
52507288                  O                  07/01/36
0

10734323      L14/G02     F                  162,400.00         ZZ
                          360                162,119.56         1
                          6.7500             1053.32            80
                          6.5000             1053.32
AURORA        CO 80013    1                  05/16/06           00
0441570173                03                 07/01/06           0.0000
232705050                 O                  06/01/36
0

10734335      L14/G02     F                  168,300.00         ZZ
                          360                168,300.00         1
                          6.7500             946.69             80
                          6.5000             946.69
BUCKEYE       AZ 85326    1                  05/01/06           00
0441566635                03                 07/01/06           0.0000
283200312                 O                  06/01/36
0

10734361      L14/G02     F                  116,065.00         ZZ
                          360                115,864.57         1
                          6.7500             752.80             37
                          6.5000             752.80
PORT SAINT LUCFL 34953    1                  05/15/06           00
0441556297                03                 07/01/06           0.0000
120006819                 O                  06/01/36
0

10734365      L14/G02     F                  110,000.00         ZZ
                          360                109,810.05         1
                          6.7500             713.46             34
                          6.5000             713.46
STUART        FL 34997    1                  05/19/06           00
0441578283                03                 07/01/06           0.0000
120008987                 O                  06/01/36
0

10734479      L14/G02     F                  276,800.00         ZZ
                          360                276,800.00         1
                          7.1250             1643.50            80
                          6.8750             1643.50
WESTFORD      MA 01886    1                  05/16/06           00
0441560570                05                 07/01/06           0.0000
222210524                 O                  06/01/36
0

10734495      L14/G02     F                  336,000.00         ZZ
                          360                335,433.81         1
                          6.8750             2207.28            80
                          6.6250             2207.28
KATY          TX 77450    1                  05/24/06           00
0441592250                03                 07/01/06           0.0000
400003655                 O                  06/01/36
0

10734497      L14/G02     F                  94,760.00          ZZ
                          360                94,618.90          1
                          7.5000             662.58             80
                          7.2500             662.58
DALLAS        TX 75233    1                  05/12/06           00
0441580917                05                 07/01/06           0.0000
400004254                 O                  06/01/36
0

10734509      L14/G02     F                  172,050.00         ZZ
                          360                171,760.07         1
                          6.8750             1130.25            90
                          6.6250             1130.25
CHARLOTTE     NC 28215    1                  05/25/06           01
0441560083                03                 07/01/06           25.0000
101152261                 O                  06/01/36
0

10734529      L14/G02     F                  116,792.00         ZZ
                          360                116,590.31         1
                          6.7500             757.52             80
                          6.5000             757.52
SAN ANTONIO   TX 78261    1                  05/17/06           00
0441570041                03                 07/01/06           0.0000
103823597                 O                  06/01/36
0

10734537      L14/G02     F                  226,950.00         ZZ
                          360                226,576.84         1
                          7.0000             1509.91            70
                          6.7500             1509.91
APOLLO BEACH  FL 33572    1                  05/17/06           00
0441555109                03                 07/01/06           0.0000
106308431                 O                  06/01/36
0

10736373      Q87/G01     F                  158,400.00         ZZ
                          360                158,259.56         1
                          6.6000             1011.64            80
                          6.3500             1011.64
ACWORTH       GA 30101    1                  06/13/06           00
0441666583                03                 08/01/06           0.0000
12330407                  O                  07/01/36
0

10736493      E22/G02     F                  50,494.00          ZZ
                          360                50,494.00          1
                          7.8750             331.37             74
                          7.6250             331.37
SAN ANTONIO   TX 78227    1                  06/12/06           00
0428909998                07                 08/01/06           0.0000
0428909998                N                  07/01/36
0

10736533      E22/G01     F                  224,000.00         ZZ
                          360                223,658.07         1
                          7.3750             1547.11            80
                          7.1250             1547.11
MIAMI         FL 33182    2                  05/25/06           00
0428959704                03                 07/01/06           0.0000
0428959704                O                  06/01/36
0

10736697      E22/G01     F                  152,000.00         ZZ
                          360                151,875.41         1
                          7.0000             1011.26            80
                          6.7500             1011.26
LOUISVILLE    KY 40218    2                  06/15/06           00
0429050149                05                 08/01/06           0.0000
0429050149                O                  07/01/36
0

10737625      E23/G02     F                  516,000.00         ZZ
                          360                508,212.71         1
                          6.7500             3346.77            80
                          6.5000             3346.77
ANAHEIM       CA 92802    1                  02/27/06           00
0441567823                05                 04/01/06           0.0000
51058830                  O                  03/01/36
0

10737951      M37/G02     F                  360,660.00         ZZ
                          360                360,660.00         1
                          7.0000             2103.85            80
                          6.7500             2103.85
FLAGSTAFF     AZ 86001    1                  06/15/06           00
0441570306                03                 08/01/06           0.0000
627229                    O                  07/01/36
0

10738907      U05/G02     F                  122,400.00         ZZ
                          360                122,309.16         1
                          7.5000             855.84             90
                          7.2500             855.84
COLOMA        MI 49038    5                  06/01/06           11
0441541463                05                 08/01/06           30.0000
3000954548                O                  07/01/36
0

10738961      313/G02     F                  354,120.00         ZZ
                          360                354,120.00         1
                          7.1250             2102.59            78
                          6.8750             2102.59
ARVADA        CO 80002    1                  06/01/06           00
0441633500                05                 07/01/06           0.0000
11181138                  O                  06/01/36
0

10739451      168/168     F                  785,000.00         ZZ
                          360                783,644.45         2
                          6.7500             5091.50            41
                          6.5000             5091.50
BROOKLYN      NY 11217    5                  05/04/06           00
0789669714                05                 07/01/06           0.0000
0789669714                O                  06/01/36
0

10739463      168/168     F                  600,000.00         ZZ
                          360                597,719.91         1
                          6.5000             3792.41            75
                          6.2500             3792.41
FLUSHING      NY 11354    1                  05/12/06           00
0789743736                05                 07/01/06           0.0000
0789743736                O                  06/01/36
0

10739479      168/168     F                  660,000.00         T
                          360                658,887.84         1
                          6.8750             4335.74            60
                          6.6250             4335.74
SANTA FE      NM 87505    5                  05/11/06           00
0789808994                05                 07/01/06           0.0000
0789808994                O                  06/01/36
0

10739535      168/168     F                  550,000.00         ZZ
                          360                549,050.23         2
                          6.7500             3567.29            66
                          6.5000             3567.29
EAST ELMHURST NY 11373    5                  05/08/06           00
0789899922                05                 07/01/06           0.0000
0789899922                O                  06/01/36
0

10739565      168/168     F                  885,000.00         ZZ
                          360                881,760.76         1
                          6.7500             5740.10            53
                          6.5000             5740.10
ISLIP         NY 11795    5                  05/05/06           00
0789975068                05                 07/01/06           0.0000
0789975068                O                  06/01/36
0

10739627      L13/G02     F                  126,000.00         ZZ
                          360                126,000.00         1
                          6.6250             806.79             60
                          6.3750             806.79
HEMET         CA 92543    2                  07/11/06           00
0441698966                05                 09/01/06           0.0000
1                         N                  08/01/36
0

10739981      E22/G02     F                  245,000.00         ZZ
                          360                245,000.00         2
                          7.1250             1454.69            70
                          6.8750             1454.69
HOLLYWOOD     FL 33021    5                  06/21/06           00
0428821375                05                 08/01/06           0.0000
0428821375                N                  07/01/36
0

10739983      E22/G02     F                  202,500.00         ZZ
                          360                202,500.00         2
                          7.2500             1223.44            75
                          7.0000             1223.44
AUSTIN        TX 78721    2                  06/20/06           00
0428821599                05                 08/01/06           0.0000
0428821599                N                  07/01/36
0

10740299      E22/G01     F                  96,000.00          ZZ
                          360                96,000.00          1
                          7.3750             590.00             80
                          7.1250             590.00
OGDEN         UT 84403    5                  06/13/06           00
0429200728                05                 08/01/06           0.0000
0429200728                O                  07/01/36
0

10741633      L21/G02     F                  240,000.00         ZZ
                          360                239,595.58         1
                          6.8750             1576.63            80
                          6.6250             1576.63
PLAINFIELD    CT 06374    1                  06/02/06           00
0441571759                05                 07/01/06           0.0000
4060524008                O                  06/01/36
0

10742159      E22/G02     F                  79,200.00          ZZ
                          360                79,136.66          1
                          7.1250             533.59             80
                          6.8750             533.59
SAN ANTONIO   TX 78212    1                  06/21/06           00
0429279995                05                 08/01/06           0.0000
0429279995                O                  07/01/36
0

10742309      E22/G02     F                  210,000.00         ZZ
                          360                209,805.50         3
                          6.3750             1310.13            33
                          6.1250             1310.13
MILTON        MA 02186    2                  06/22/06           00
0428977508                05                 08/01/06           0.0000
0428977508                N                  07/01/36
0

10742461      E22/G02     F                  127,500.00         ZZ
                          360                127,381.91         1
                          6.3750             795.43             55
                          6.1250             795.43
MERIDIAN      ID 83642    1                  06/21/06           00
0429175938                03                 08/01/06           0.0000
0429175938                O                  07/01/36
0

10742475      E22/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          8.1250             920.83             80
                          7.8750             920.83
KING OF PRUSSIPA 19406    1                  06/22/06           00
0429115009                05                 08/01/06           0.0000
0429115009                N                  07/01/36
0

10743549      313/G02     F                  198,200.00         ZZ
                          360                198,200.00         1
                          6.9990             1156.01            65
                          6.7490             1156.01
GRESHAM       OR 97080    1                  06/07/06           00
0441614468                05                 08/01/06           0.0000
11202587                  N                  07/01/36
0

10743927      E22/G01     F                  256,000.00         ZZ
                          360                255,805.20         1
                          7.3750             1768.13            80
                          7.1250             1768.13
CRESWELL      OR 97426    5                  06/18/06           00
0429078785                05                 08/01/06           0.0000
0429078785                O                  07/01/36
0

10743967      E22/G02     F                  86,700.00          ZZ
                          360                86,662.04          1
                          6.5000             507.59             60
                          6.2500             507.59
BROKEN ARROW  OK 74012    1                  06/23/06           00
0429103153                03                 08/01/06           0.0000
0429103153                N                  07/01/36
0

10744017      E22/G02     F                  380,500.00         ZZ
                          360                380,188.10         1
                          7.0000             2531.48            79
                          6.7500             2531.48
COCOA BEACH   FL 32931    1                  06/23/06           00
0429144173                05                 08/01/06           0.0000
0429144173                O                  07/01/36
0

10744083      E22/G02     F                  168,000.00         ZZ
                          360                167,865.65         1
                          7.1250             1131.85            80
                          6.8750             1131.85
PAIGE         TX 78659    1                  06/22/06           00
0429183437                03                 08/01/06           0.0000
0429183437                O                  07/01/36
0

10744357      E22/G01     F                  188,000.00         ZZ
                          360                187,845.90         1
                          7.0000             1250.77            80
                          6.7500             1250.77
ST. LOUIS PARKMN 55426    2                  06/19/06           00
0428728463                05                 08/01/06           0.0000
0428728463                O                  07/01/36
0

10744365      E22/G01     F                  147,600.00         ZZ
                          360                147,481.97         1
                          7.1250             994.41             80
                          6.8750             994.41
SYRACUSE      IN 46567    1                  06/23/06           00
0428741169                05                 08/01/06           0.0000
0428741169                O                  07/01/36
0

10744437      E22/G01     F                  188,000.00         ZZ
                          360                187,853.34         1
                          7.2500             1282.49            80
                          7.0000             1282.49
SOUTHINGTON   CT 06489    1                  06/23/06           00
0428918346                05                 08/01/06           0.0000
0428918346                O                  07/01/36
0

10744455      E22/G02     F                  218,800.00         ZZ
                          360                218,616.18         1
                          6.8750             1437.36            65
                          6.6250             1437.36
MARBLE FALLS  TX 78654    1                  06/23/06           00
0428939300                05                 08/01/06           0.0000
0428939300                O                  07/01/36
0

10744489      E22/G02     F                  165,500.00         ZZ
                          360                165,500.00         1
                          7.0000             965.42             65
                          6.7500             965.42
CHESTER       MD 21619    2                  06/19/06           00
0428995047                01                 08/01/06           0.0000
0428995047                O                  07/01/36
0

10744527      E22/G02     F                  72,000.00          ZZ
                          360                71,949.18          1
                          7.7500             515.82             80
                          7.5000             515.82
DICKINSON     TX 77539    1                  06/23/06           00
0429269160                05                 08/01/06           0.0000
0429269160                O                  07/01/36
0

10744679      E22/G02     F                  94,510.00          ZZ
                          360                94,510.00          1
                          7.5000             590.69             65
                          7.2500             590.69
WEST PALM BEACFL 33411    1                  06/21/06           00
0428674444                01                 08/01/06           0.0000
0428674444                N                  07/01/36
0

10745425      253/253     F                  108,000.00         ZZ
                          360                107,907.01         1
                          6.7500             700.49             80
                          6.5000             700.49
BROKEN ARROW  OK 74011    1                  06/16/06           00
662684                    03                 08/01/06           0.0000
662684                    O                  07/01/36
0

10745543      B60/G02     F                  79,700.00          ZZ
                          360                79,562.38          1
                          6.7500             516.93             80
                          6.5000             516.93
HUMBLE        TX 77338    1                  05/26/06           00
0441597275                03                 07/01/06           0.0000
770019                    N                  06/01/36
0

10746749      B60/G02     F                  175,000.00         ZZ
                          360                174,690.36         1
                          6.6250             1120.54            70
                          6.3750             1120.54
BEAVERTON     OR 97007    5                  05/12/06           00
0441570561                03                 07/01/06           0.0000
771189                    O                  06/01/36
0

10746943      B60/G02     F                  244,425.00         ZZ
                          360                244,013.13         1
                          6.8750             1605.70            75
                          6.6250             1605.70
PORTLAND      OR 97225    1                  05/22/06           00
0441572971                07                 07/01/06           0.0000
760479                    N                  06/01/36
0

10747661      E22/G02     F                  341,250.00         ZZ
                          360                341,100.00         2
                          6.8750             1955.08            75
                          6.6250             1955.08
LONGBOAT KEY  FL 34228    5                  06/21/06           00
0428410880                05                 08/01/06           0.0000
0428410880                O                  07/01/36
0

10747707      E22/G02     F                  113,000.00         ZZ
                          360                112,900.30         1
                          6.6250             723.55             68
                          6.3750             723.55
STRASBURG     VA 22657    1                  06/26/06           00
0428676654                05                 08/01/06           0.0000
0428676654                N                  07/01/36
0

10747745      E22/G02     F                  133,600.00         ZZ
                          360                133,561.73         1
                          8.0000             928.94             80
                          7.7500             928.94
BELTON        MO 64012    5                  06/19/06           00
0428827190                05                 08/01/06           0.0000
0428827190                O                  07/01/36
0

10747765      E22/G02     F                  70,000.00          ZZ
                          360                69,948.05          1
                          7.5000             489.45             71
                          7.2500             489.45
FRANKLINTON   NC 27525    2                  06/20/06           00
0428875603                05                 08/01/06           0.0000
0428875603                O                  07/01/36
0

10747829      E22/G02     F                  182,000.00         ZZ
                          360                181,839.42         1
                          6.6250             1165.37            65
                          6.3750             1165.37
QUINTON TWP   NJ 08302    5                  06/21/06           00
0428969257                05                 08/01/06           0.0000
0428969257                O                  07/01/36
0

10747861      E22/G02     F                  71,920.00          ZZ
                          360                71,867.94          1
                          7.6250             509.05             80
                          7.3750             509.05
HOUSTON       TX 77087    1                  06/26/06           00
0429030943                05                 08/01/06           0.0000
0429030943                O                  07/01/36
0

10747875      E22/G02     F                  192,000.00         ZZ
                          360                191,838.70         1
                          6.8750             1261.30            66
                          6.6250             1261.30
WALDORF       MD 20601    2                  06/21/06           00
0429048606                03                 08/01/06           0.0000
0429048606                O                  07/01/36
0

10747889      E22/G02     F                  199,200.00         ZZ
                          360                199,200.00         2
                          7.7500             1286.50            80
                          7.5000             1286.50
MINNEAPOLIS   MN 55421    1                  06/26/06           00
0429054661                05                 08/01/06           0.0000
0429054661                N                  07/01/36
0

10747901      E22/G02     F                  238,500.00         ZZ
                          360                238,500.00         1
                          7.0000             1391.25            90
                          6.7500             1391.25
PORT ST. LUCIEFL 34983    1                  06/26/06           10
0429239965                05                 08/01/06           25.0000
0429239965                O                  07/01/36
0

10748021      E22/G01     F                  413,500.00         ZZ
                          360                413,500.00         1
                          6.8750             2369.01            70
                          6.6250             2369.01
UNIVERSITY PARFL 34201    5                  06/21/06           00
0429139835                03                 08/01/06           0.0000
0429139835                O                  07/01/36
0

10748231      E22/G01     F                  201,600.00         ZZ
                          360                201,600.00         1
                          7.0000             1176.00            80
                          6.7500             1176.00
WEST BLOOMFIELMI 48322    1                  06/26/06           00
0429271190                01                 08/01/06           0.0000
0429271190                O                  07/01/36
0

10748283      E22/G02     F                  375,200.00         ZZ
                          360                375,200.00         1
                          7.5000             2345.00            80
                          7.2500             2345.00
TUSTIN        CA 92780    1                  06/15/06           00
0429334220                09                 08/01/06           0.0000
0429334220                O                  07/01/36
0

10748333      E22/G02     F                  189,500.00         ZZ
                          360                189,340.80         1
                          6.8750             1244.88            75
                          6.6250             1244.88
WEST JORDAN   UT 84088    2                  06/23/06           00
0429346539                05                 08/01/06           0.0000
0429346539                N                  07/01/36
0

10749147      Q87/G02     F                  76,000.00          TX
                          240                75,707.01          1
                          6.9900             588.77             79
                          6.7400             588.77
LIVINGSTON    TX 77351    5                  06/14/06           00
0441663416                03                 07/19/06           0.0000
KELY02                    O                  06/19/26
0

10749221      H49/G02     F                  100,291.00         ZZ
                          360                100,291.00         1
                          8.1250             679.05             80
                          7.8750             679.05
CHARLOTTE     NC 28216    1                  06/16/06           00
0441657889                03                 08/01/06           0.0000
750261                    N                  07/01/36
0

10749331      X47/G02     F                  116,000.00         ZZ
                          360                115,918.13         1
                          7.7500             831.04             80
                          7.5000             831.04
CHARLOTTE     NC 28212    1                  06/16/06           00
0441580974                05                 08/01/06           0.0000
K90914                    N                  07/01/36
0

10750963      313/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          6.7500             517.51             32
                          6.5000             517.51
WARWICK       RI 02886    5                  06/09/06           00
0441572054                05                 08/01/06           0.0000
11189743                  O                  07/01/36
0

10752177      313/G02     F                  135,586.00         ZZ
                          360                135,472.08         1
                          6.8750             890.71             62
                          6.6250             890.71
EAST LYME     CT 06357    1                  06/13/06           00
0441571460                05                 08/01/06           0.0000
11174562                  N                  07/01/36
0

10752915      225/225     F                  138,820.00         ZZ
                          360                138,580.29         1
                          6.7500             900.38             80
                          6.5000             900.38
SUGAR LAND    TX 77478    1                  05/25/06           00
003948095                 03                 07/01/06           0.0000
003948095                 O                  06/01/36
0

10752921      225/225     F                  60,800.00          ZZ
                          360                60,649.63          1
                          7.0000             404.50             80
                          6.7500             404.50
HATTIESBURG   MS 39401    2                  04/18/06           00
003951933                 05                 06/01/06           0.0000
003951933                 O                  05/01/36
0

10752949      225/225     F                  472,500.00         ZZ
                          360                471,703.81         1
                          6.8750             3103.99            70
                          6.6250             3103.99
AVENTURA      FL 33180    5                  05/19/06           00
003957396                 01                 07/01/06           0.0000
003957396                 O                  06/01/36
0

10752957      225/225     F                  633,750.00         ZZ
                          360                632,733.39         1
                          7.1250             4269.69            65
                          6.8750             4269.69
MIAMI         FL 33176    5                  05/23/06           00
003958349                 05                 07/01/06           0.0000
003958349                 O                  06/01/36
0

10752961      225/225     F                  248,000.00         ZZ
                          360                247,573.23         1
                          6.8750             1629.18            80
                          6.6250             1629.18
HOLLYWOOD     FL 33024    5                  05/22/06           00
003958570                 05                 07/01/06           0.0000
003958570                 O                  06/01/36
0

10752965      225/225     F                  140,000.00         ZZ
                          360                139,758.24         1
                          6.7500             908.04             80
                          6.5000             908.04
DORAVILLE     GA 30340    1                  05/15/06           00
003958874                 05                 07/01/06           0.0000
003958874                 O                  06/01/36
0

10752967      225/225     F                  310,000.00         ZZ
                          360                309,739.56         1
                          6.8750             2036.48            66
                          6.6250             2036.48
HIALEAH       FL 33014    5                  05/31/06           00
003958974                 05                 08/01/06           0.0000
003958974                 O                  07/01/36
0

10752969      225/225     F                  211,000.00         ZZ
                          360                210,818.34         1
                          6.7500             1368.54            88
                          6.5000             1368.54
LITHONIA      GA 30058    2                  06/12/06           11
003959163                 05                 08/01/06           25.0000
003959163                 O                  07/01/36
0

10752971      225/225     F                  220,000.00         ZZ
                          360                219,638.27         1
                          7.0000             1463.67            80
                          6.7500             1463.67
ALBERTVILLE   AL 35951    1                  05/26/06           00
003959267                 05                 07/01/06           0.0000
003959267                 O                  06/01/36
0

10752977      225/225     F                  135,000.00         ZZ
                          360                134,772.53         1
                          6.8750             886.85             80
                          6.6250             886.85
POWDER SPRINGSGA 30127    1                  06/05/06           00
003959406                 05                 07/01/06           0.0000
003959406                 O                  06/01/36
0

10752981      225/225     F                  176,000.00         TX
                          360                175,872.61         1
                          7.6250             1245.72            80
                          7.3750             1245.72
SAN ANTONIO   TX 78201    5                  06/09/06           00
003959535                 05                 08/01/06           0.0000
003959535                 O                  07/01/36
0

10752987      225/225     F                  267,200.00         ZZ
                          360                266,738.61         1
                          6.7500             1733.05            80
                          6.5000             1733.05
RALEIGH       NC 27613    5                  05/23/06           00
003959825                 05                 07/01/06           0.0000
003959825                 O                  06/01/36
0

10752989      225/225     F                  120,000.00         ZZ
                          360                119,758.16         1
                          6.8750             788.31             80
                          6.6250             788.31
KENNESAW      GA 30152    1                  05/26/06           00
003959947                 03                 07/01/06           0.0000
003959947                 N                  06/01/36
0

10752993      225/225     F                  136,600.00         ZZ
                          360                136,375.41         1
                          7.0000             908.80             95
                          6.7500             908.80
SAUTEE NACOOCHGA 30571    1                  05/25/06           12
003959972                 03                 07/01/06           30.0000
003959972                 O                  06/01/36
0

10753007      225/225     F                  144,000.00         ZZ
                          360                143,879.02         1
                          6.8750             945.98             80
                          6.6250             945.98
MIAMI         FL 33142    5                  06/14/06           00
003960745                 05                 08/01/06           0.0000
003960745                 N                  07/01/36
0

10753017      225/225     F                  151,050.00         ZZ
                          360                150,807.70         1
                          7.1250             1017.65            95
                          6.8750             1017.65
CEDAR CREEK   TX 78612    1                  05/25/06           12
003961220                 05                 07/01/06           30.0000
003961220                 O                  06/01/36
0

10753021      225/225     F                  227,200.00         ZZ
                          360                226,924.50         1
                          6.8750             1492.54            80
                          6.6250             1492.54
ALPHARETTA    GA 30004    5                  06/01/06           00
003961403                 03                 08/01/06           0.0000
003961403                 O                  07/01/36
0

10753025      225/225     F                  107,420.00         ZZ
                          360                107,239.00         1
                          6.8750             705.67             80
                          6.6250             705.67
ARAB          AL 35016    1                  05/31/06           00
003961555                 05                 07/01/06           0.0000
003961555                 O                  06/01/36
0

10753059      225/225     F                  275,000.00         T
                          360                274,501.44         1
                          6.5000             1738.19            63
                          6.2500             1738.19
BOCA RATON    FL 33486    5                  05/11/06           00
005990820                 05                 07/01/06           0.0000
005990820                 O                  06/01/36
0

10753065      225/225     F                  134,400.00         ZZ
                          360                134,167.91         1
                          6.7500             871.72             80
                          6.5000             871.72
MCDONOUGH     GA 30252    1                  05/18/06           00
005991962                 05                 07/01/06           0.0000
005991962                 O                  06/01/36
0

10753069      225/225     F                  140,000.00         ZZ
                          360                139,758.24         1
                          6.7500             908.04             80
                          6.5000             908.04
MOUNT HOLLY   NC 28120    2                  05/24/06           00
005991981                 05                 07/01/06           0.0000
005991981                 O                  06/01/36
0

10753071      225/225     F                  382,500.00         ZZ
                          360                381,115.31         1
                          7.3750             2641.83            90
                          7.1250             2641.83
WEST NORRITON PA 19403    1                  04/28/06           11
005992662                 05                 06/01/06           30.0000
005992662                 O                  05/01/36
0

10753073      225/225     F                  271,200.00         ZZ
                          360                270,743.01         1
                          6.8750             1781.59            80
                          6.6250             1781.59
ENGLEWOOD     NJ 07631    1                  05/23/06           00
005992790                 05                 07/01/06           0.0000
005992790                 O                  06/01/36
0

10753079      225/225     F                  153,600.00         ZZ
                          360                153,186.96         1
                          7.2500             1047.82            80
                          7.0000             1047.82
NORTHAMPTON   PA 18067    1                  05/25/06           00
005993791                 05                 07/01/06           0.0000
005993791                 O                  06/01/36
0

10753083      225/225     F                  1,120,000.00       ZZ
                          360                1,118,203.38       1
                          7.1250             7545.65            70
                          6.8750             7545.65
BLOCK ISLAND  RI 02807    5                  05/22/06           00
005994060                 05                 07/01/06           0.0000
005994060                 O                  06/01/36
0

10753097      225/225     F                  170,000.00         ZZ
                          360                169,720.50         1
                          7.0000             1131.01            54
                          6.7500             1131.01
BOCA RATON    FL 33433    2                  05/08/06           00
005995277                 05                 07/01/06           0.0000
005995277                 O                  06/01/36
0

10753117      225/225     F                  192,000.00         ZZ
                          360                191,569.85         1
                          7.5000             1342.49            80
                          7.2500             1342.49
CATASAUQUA    PA 18032    5                  05/18/06           00
005995904                 05                 07/01/06           0.0000
005995904                 O                  06/01/36
0

10753127      225/225     F                  100,000.00         ZZ
                          360                99,946.50          1
                          7.2500             604.17             44
                          7.0000             603.84
PHILADELPHIA  PA 19111    5                  05/11/06           00
005996829                 05                 07/01/06           0.0000
005996829                 O                  06/01/36
0

10753131      225/225     F                  296,000.00         ZZ
                          360                295,501.22         1
                          6.8750             1944.51            80
                          6.6250             1944.51
TIFTON        GA 31793    1                  05/30/06           00
005997200                 05                 07/01/06           0.0000
005997200                 O                  06/01/36
0

10753135      225/225     F                  546,000.00         ZZ
                          360                545,057.16         1
                          6.7500             3541.35            60
                          6.5000             3541.35
ST JAMES      NY 11780    5                  05/17/06           00
005997391                 05                 07/01/06           0.0000
005997391                 O                  06/01/36
0

10753157      225/225     F                  472,500.00         ZZ
                          360                472,103.04         1
                          6.8750             3103.99            70
                          6.6250             3103.99
STAMFORD      CT 06902    5                  06/08/06           00
005998992                 05                 08/01/06           0.0000
005998992                 O                  07/01/36
0

10753159      225/225     F                  216,800.00         ZZ
                          360                216,354.92         1
                          6.7500             1406.16            80
                          6.5000             1406.16
VALRICO       FL 33594    1                  05/23/06           00
005999242                 05                 07/01/06           0.0000
005999242                 O                  06/01/36
0

10753161      225/225     F                  220,800.00         T
                          360                220,445.81         1
                          7.1250             1487.57            80
                          6.8750             1487.57
BELMONT       NC 28012    1                  05/30/06           00
005999243                 05                 07/01/06           0.0000
005999243                 O                  06/01/36
0

10753165      225/225     F                  412,000.00         ZZ
                          360                411,662.28         1
                          7.0000             2741.05            80
                          6.7500             2741.05
ORLANDO       FL 32818    5                  06/05/06           00
005999439                 05                 08/01/06           0.0000
005999439                 O                  07/01/36
0

10753207      225/225     F                  184,000.00         ZZ
                          360                183,845.42         1
                          6.8750             1208.75            80
                          6.6250             1208.75
ORLANDO       FL 32822    5                  05/31/06           00
006320591                 05                 08/01/06           0.0000
006320591                 O                  07/01/36
0

10753219      225/225     F                  193,000.00         ZZ
                          360                192,650.11         1
                          6.5000             1219.89            62
                          6.2500             1219.89
BRICK         NJ 08724    2                  05/23/06           00
006320825                 05                 07/01/06           0.0000
006320825                 O                  06/01/36
0

10753239      225/225     F                  107,200.00         ZZ
                          360                107,010.32         1
                          6.6250             686.41             80
                          6.3750             686.41
CHINA GROVE   NC 28023    2                  05/22/06           00
006321616                 05                 07/01/06           0.0000
006321616                 O                  06/01/36
0

10753245      225/225     F                  126,320.00         ZZ
                          360                126,107.15         1
                          6.8750             829.83             80
                          6.6250             829.83
ATHENS        GA 30605    1                  05/19/06           00
006321827                 03                 07/01/06           0.0000
006321827                 O                  06/01/36
0

10753247      225/225     F                  272,000.00         ZZ
                          360                271,541.65         1
                          6.8750             1786.85            80
                          6.6250             1786.85
SADDLE BROOK  NJ 07663    1                  05/31/06           00
006321907                 05                 07/01/06           0.0000
006321907                 O                  06/01/36
0

10753249      225/225     F                  256,000.00         ZZ
                          360                255,033.19         1
                          6.5000             1618.09            80
                          6.2500             1618.09
COLUMBIA      SC 29229    1                  05/30/06           00
006321955                 05                 07/01/06           0.0000
006321955                 O                  06/01/36
0

10753261      225/225     F                  480,000.00         ZZ
                          360                479,182.86         1
                          6.8750             3153.26            60
                          6.6250             3153.26
DELRAY BEACH  FL 33445    5                  05/18/06           00
006322191                 05                 07/01/06           0.0000
006322191                 O                  06/01/36
0

10753265      225/225     F                  208,720.00         T
                          360                208,223.83         1
                          6.7500             1353.75            80
                          6.5000             1353.75
MIDDLEBURG    FL 32068    1                  05/26/06           00
006322240                 05                 07/01/06           0.0000
006322240                 O                  06/01/36
0

10753271      225/225     F                  300,000.00         ZZ
                          360                299,741.71         1
                          6.7500             1945.79            80
                          6.5000             1945.79
HAMPTON       VA 23661    1                  06/02/06           00
006322623                 05                 08/01/06           0.0000
006322623                 O                  07/01/36
0

10753279      225/225     F                  133,200.00         ZZ
                          360                132,981.00         1
                          7.0000             886.18             90
                          6.7500             886.18
COLUMBIA      SC 29210    1                  06/01/06           11
006322839                 05                 07/01/06           25.0000
006322839                 O                  06/01/36
0

10753283      225/225     F                  115,000.00         ZZ
                          360                114,791.51         1
                          6.5000             726.88             75
                          6.2500             726.88
RICHMOND      VA 23237    1                  05/30/06           00
006322933                 05                 07/01/06           0.0000
006322933                 O                  06/01/36
0

10753303      225/225     F                  137,000.00         ZZ
                          360                136,723.90         1
                          6.8750             899.99             89
                          6.6250             899.99
ELLISTON      VA 24087    1                  05/25/06           12
006323302                 05                 07/01/06           25.0000
006323302                 O                  06/01/36
0

10753309      225/225     F                  157,600.00         ZZ
                          360                157,334.44         1
                          6.8750             1035.32            80
                          6.6250             1035.32
SAINT PETERSBUFL 33710    5                  05/25/06           00
006323598                 05                 07/01/06           0.0000
006323598                 O                  06/01/36
0

10753317      225/225     F                  239,200.00         ZZ
                          360                238,740.52         1
                          6.3750             1492.30            80
                          6.1250             1492.30
BOONE         NC 28607    1                  06/01/06           00
006323813                 05                 07/01/06           0.0000
006323813                 O                  06/01/36
0

10753323      225/225     F                  288,000.00         ZZ
                          360                287,780.85         1
                          7.3750             1989.15            77
                          7.1250             1989.15
WALLINGFORD   PA 19086    5                  05/30/06           00
006323937                 05                 08/01/06           0.0000
006323937                 O                  07/01/36
0

10753329      225/225     F                  166,250.00         ZZ
                          360                166,014.56         1
                          7.7500             1191.04            95
                          7.5000             1191.04
LONGS         SC 29568    1                  05/19/06           11
006324183                 05                 07/01/06           30.0000
006324183                 O                  06/01/36
0

10753339      225/225     F                  240,000.00         ZZ
                          360                240,000.00         1
                          7.1250             1425.00            60
                          6.8750             1425.00
ST AUGUSTINE  FL 32084    5                  05/31/06           00
006324370                 05                 08/01/06           0.0000
006324370                 O                  07/01/36
0

10753341      225/225     F                  237,000.00         ZZ
                          360                236,976.75         2
                          6.8750             1357.81            60
                          6.6250             1357.81
WEST PALM BEACFL 33415    5                  06/09/06           00
006324381                 05                 08/01/06           0.0000
006324381                 N                  07/01/36
0

10753345      225/225     F                  173,755.00         ZZ
                          360                173,609.02         1
                          6.8750             1141.45            95
                          6.6250             1141.45
RED LION      PA 17356    1                  06/06/06           10
006324513                 05                 08/01/06           30.0000
006324513                 O                  07/01/36
0

10753349      225/225     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.7500             562.50             43
                          6.5000             562.50
PLANTATION    FL 33324    5                  06/09/06           00
006324544                 01                 08/01/06           0.0000
006324544                 N                  07/01/36
0

10753359      225/225     F                  388,000.00         ZZ
                          360                385,513.79         1
                          7.2500             2646.84            80
                          7.0000             2646.84
UMATILLA      FL 32784    5                  05/26/06           00
006325196                 05                 07/01/06           0.0000
006325196                 O                  06/01/36
0

10753381      225/225     F                  195,000.00         ZZ
                          360                194,832.11         1
                          6.7500             1264.77            60
                          6.5000             1264.77
BRICK         NJ 08723    5                  06/09/06           00
006325915                 05                 08/01/06           0.0000
006325915                 N                  07/01/36
0

10753383      225/225     F                  114,000.00         ZZ
                          360                113,830.27         1
                          7.5000             797.10             79
                          7.2500             797.10
HOLIDAY       FL 34691    5                  05/24/06           00
006325922                 05                 07/01/06           0.0000
006325922                 O                  06/01/36
0

10753387      225/225     F                  792,000.00         ZZ
                          360                791,334.62         1
                          6.8750             5202.88            59
                          6.6250             5202.88
APOLLO BEACH  FL 33572    5                  06/02/06           00
006325965                 05                 08/01/06           0.0000
006325965                 O                  07/01/36
0

10753389      225/225     F                  207,280.00         ZZ
                          360                207,114.25         1
                          7.1250             1396.48            80
                          6.8750             1396.48
EVANS         GA 30809    1                  06/09/06           00
006325997                 05                 08/01/06           0.0000
006325997                 O                  07/01/36
0

10753393      225/225     F                  136,420.00         ZZ
                          360                136,236.33         1
                          8.0000             1001.00            95
                          7.7500             1001.00
COLUMBIA      SC 29212    1                  05/26/06           11
006326101                 05                 07/01/06           30.0000
006326101                 O                  06/01/36
0

10753395      225/225     F                  243,000.00         ZZ
                          360                242,600.46         1
                          7.0000             1616.69            90
                          6.7500             1616.69
KINGSPORT     TN 37664    1                  05/26/06           10
006326270                 03                 07/01/06           25.0000
006326270                 O                  06/01/36
0

10753403      225/225     F                  608,000.00         T
                          360                607,581.58         1
                          7.8750             4408.42            80
                          7.6250             4408.42
MIAMI BEACH   FL 33140    5                  06/05/06           00
006326450                 01                 08/01/06           0.0000
006326450                 O                  07/01/36
0

10753413      225/225     F                  177,000.00         ZZ
                          360                176,868.64         1
                          7.5000             1237.61            89
                          7.2500             1237.61
LAKE WALES    FL 33853    5                  06/06/06           04
006327058                 05                 08/01/06           25.0000
006327058                 O                  07/01/36
0

10753437      225/225     F                  320,000.00         ZZ
                          360                319,737.70         1
                          7.0000             2128.97            80
                          6.7500             2128.97
RANDALLSTOWN  MD 21133    5                  06/07/06           00
006329968                 05                 08/01/06           0.0000
006329968                 N                  07/01/36
0

10753441      225/225     F                  300,000.00         ZZ
                          360                299,747.96         1
                          6.8750             1970.79            32
                          6.6250             1970.79
ALPHARETTA    GA 30004    2                  06/05/06           00
006330784                 05                 08/01/06           0.0000
006330784                 O                  07/01/36
0

10753443      225/225     F                  199,200.00         ZZ
                          360                198,880.45         1
                          7.1250             1342.05            80
                          6.8750             1342.05
CHARLOTTE     NC 28213    1                  05/25/06           00
008973544                 05                 07/01/06           0.0000
008973544                 O                  06/01/36
0

10753447      225/225     F                  192,720.00         ZZ
                          360                192,183.36         1
                          6.7500             1249.98            80
                          6.5000             1249.98
FAYETTEVILLE  GA 30215    1                  05/31/06           00
008974396                 05                 07/01/06           0.0000
008974396                 O                  06/01/36
0

10753457      225/225     F                  336,000.00         ZZ
                          360                335,547.66         1
                          6.8750             2207.28            79
                          6.6250             2207.28
RIVERVIEW     FL 33569    5                  06/09/06           00
008975862                 03                 08/01/06           0.0000
008975862                 O                  07/01/36
0

10753833      E22/G02     F                  190,000.00         ZZ
                          360                189,844.26         1
                          7.0000             1264.07            76
                          6.7500             1264.07
LAKE WORTH    FL 33460    5                  06/22/06           00
0429330061                05                 08/01/06           0.0000
0429330061                O                  07/01/36
0

10753923      E22/G02     F                  80,800.00          ZZ
                          360                80,800.00          1
                          7.5000             505.00             80
                          7.2500             505.00
DALLAS        TX 75227    1                  06/27/06           00
0429414246                05                 08/01/06           0.0000
0429414246                N                  07/01/36
0

10753925      E22/G02     F                  81,600.00          ZZ
                          360                81,533.11          1
                          7.0000             542.89             80
                          6.7500             542.89
NASHVILLE     TN 37211    1                  06/27/06           00
0429417173                05                 08/01/06           0.0000
0429417173                O                  07/01/36
0

10753929      E22/G02     F                  133,600.00         ZZ
                          360                133,500.85         1
                          7.5000             934.15             80
                          7.2500             934.15
HOUSTON       TX 77072    1                  06/27/06           00
0429420656                03                 08/01/06           0.0000
0429420656                O                  07/01/36
0

10754053      E22/G02     F                  134,392.00         ZZ
                          360                134,392.00         1
                          7.8750             881.95             80
                          7.6250             881.95
WEST PALM BEACFL 33411    1                  06/27/06           00
0428590350                01                 08/01/06           0.0000
0428590350                N                  07/01/36
0

10754073      E22/G02     F                  56,400.00          ZZ
                          360                56,364.04          1
                          8.2500             423.71             80
                          8.0000             423.71
CHARLOTTE     NC 28208    1                  06/27/06           00
0428716526                05                 08/01/06           0.0000
0428716526                N                  07/01/36
0

10754081      E22/G02     F                  117,592.00         ZZ
                          360                117,592.00         1
                          7.8750             771.70             80
                          7.6250             771.70
WEST PALM BEACFL 33411    1                  06/27/06           00
0428732911                01                 08/01/06           0.0000
0428732911                N                  07/01/36
0

10754149      E22/G02     F                  296,000.00         ZZ
                          360                296,000.00         1
                          7.2500             1788.33            80
                          7.0000             1788.33
INGLEWOOD     CA 90302    1                  06/14/06           00
0428926968                01                 08/01/06           0.0000
0428926968                O                  07/01/36
0

10754299      E22/G02     F                  125,840.00         ZZ
                          360                125,840.00         1
                          7.1250             747.18             75
                          6.8750             747.18
PRAIRIEVILLE  LA 70769    1                  06/26/06           00
0429135908                01                 08/01/06           0.0000
0429135908                N                  07/01/36
0

10754323      E22/G01     F                  208,000.00         ZZ
                          360                207,825.26         1
                          6.8750             1366.41            80
                          6.6250             1366.41
GREELEY       CO 80634    1                  06/27/06           00
0429162829                03                 08/01/06           0.0000
0429162829                O                  07/01/36
0

10754367      E22/G01     F                  105,600.00         ZZ
                          360                105,517.62         1
                          7.2500             720.38             80
                          7.0000             720.38
ALBUQUERQUE   NM 87112    5                  06/22/06           00
0429200355                05                 08/01/06           0.0000
0429200355                O                  07/01/36
0

10754437      E22/G01     F                  184,000.00         ZZ
                          360                183,856.47         1
                          7.2500             1255.20            80
                          7.0000             1255.20
CHICAGO       IL 60652    2                  06/22/06           00
0429243777                05                 08/01/06           0.0000
0429243777                O                  07/01/36
0

10754471      E22/G02     F                  100,000.00         ZZ
                          360                99,905.11          1
                          6.2500             615.72             60
                          6.0000             615.72
DENVER        CO 80219    2                  06/26/06           00
0429269996                05                 08/01/06           0.0000
0429269996                N                  07/01/36
0

10755183      P27/G01     F                  114,400.00         ZZ
                          360                114,310.76         1
                          7.2500             780.41             80
                          7.0000             780.41
AMERY         WI 54001    5                  06/19/06           00
0441579653                05                 08/01/06           0.0000
12443008                  O                  07/01/36
0

10755303      313/G02     F                  142,500.00         ZZ
                          360                142,380.28         1
                          6.8750             936.13             61
                          6.6250             936.13
PORTLAND      OR 97213    1                  06/12/06           00
0441576295                05                 08/01/06           0.0000
11189115                  O                  07/01/36
0

10755519      U85/G01     F                  180,000.00         T
                          360                179,779.60         1
                          7.2500             1227.92            90
                          7.0000             1227.92
KEWAUNEE      WI 54216    1                  06/23/06           48
0441577376                05                 08/01/06           25.0000
0506010170                O                  07/01/36
0

10755571      H29/G02     F                  143,200.00         ZZ
                          360                143,079.69         1
                          6.8750             940.72             80
                          6.6250             940.72
CAMBRIDGE     MN 55008    1                  06/15/06           00
0441582277                05                 08/01/06           0.0000
7700263287                O                  07/01/36
0

10755593      H29/G02     F                  110,000.00         ZZ
                          360                110,000.00         1
                          6.3750             584.38             67
                          6.1250             584.38
FORT MYERS    FL 33908    5                  06/08/06           00
0441582558                01                 08/01/06           0.0000
7700263662                O                  07/01/36
0

10755609      H29/G02     F                  400,000.00         ZZ
                          360                400,000.00         4
                          6.6250             2208.33            58
                          6.3750             2208.33
JAMAICA PLAIN MA 02130    5                  06/12/06           00
0441582194                05                 08/01/06           0.0000
7700263865                O                  07/01/36
0

10755623      H29/G02     F                  650,000.00         ZZ
                          360                649,440.36         1
                          6.7500             4215.89            57
                          6.5000             4215.89
IPSWICH       MA 01938    1                  06/15/06           00
0441580586                05                 08/01/06           0.0000
7700257880                O                  07/01/36
0

10755625      H29/G02     F                  200,000.00         ZZ
                          360                199,610.23         1
                          6.1250             1215.22            63
                          5.8750             1215.22
CONCORD       NH 03301    5                  05/25/06           00
0441581501                05                 07/01/06           0.0000
7700258738                O                  06/01/36
0

10755669      H29/G02     F                  390,000.00         ZZ
                          360                390,000.00         1
                          6.8750             2234.38            63
                          6.6250             2234.38
DESTIN        FL 32550    5                  05/17/06           00
0441582210                09                 07/01/06           0.0000
7700261535                O                  06/01/36
0

10755673      H29/G02     F                  109,056.00         T
                          360                108,872.23         1
                          6.8750             716.42             60
                          6.6250             716.42
BRUNSWICK     GA 31525    1                  05/30/06           00
0441582020                03                 07/01/06           0.0000
7700261638                O                  06/01/36
0

10755675      H29/G02     F                  279,500.00         ZZ
                          360                278,980.87         1
                          6.3750             1743.72            65
                          6.1250             1743.72
ARLINGTON     MA 02476    1                  06/01/06           00
0441584000                05                 07/01/06           0.0000
7700261672                O                  06/01/36
0

10755683      H29/G02     F                  253,440.00         ZZ
                          360                253,440.00         1
                          6.5000             1372.80            80
                          6.2500             1372.80
ROCHESTER     MN 55906    1                  06/13/06           00
0441582376                05                 08/01/06           0.0000
7700261727                O                  07/01/36
0

10755695      H29/G02     F                  132,172.00         ZZ
                          360                132,172.00         1
                          7.0000             771.00             65
                          6.7500             771.00
CUMMING       GA 30041    1                  06/07/06           00
0441583333                09                 08/01/06           0.0000
7700262005                N                  07/01/36
0

10755699      H29/G02     F                  1,505,000.00       ZZ
                          360                1,505,000.00       1
                          6.8750             8622.40            48
                          6.6250             8622.40
HILTON HEAD ISSC 29928    2                  06/01/06           00
0441592425                03                 08/01/06           0.0000
7700262027                O                  07/01/36
0

10755705      H29/G02     F                  200,000.00         T
                          360                199,819.19         1
                          6.5000             1264.14            27
                          6.2500             1264.14
FALMOUTH      MA 02540    1                  06/12/06           00
0441580297                01                 08/01/06           0.0000
7700262036                O                  07/01/36
0

10755717      H29/G02     F                  417,000.00         ZZ
                          360                417,000.00         1
                          7.0000             2432.50            54
                          6.7500             2432.50
HILTON HEAD ISSC 29928    5                  06/17/06           00
0441583317                01                 08/01/06           0.0000
7700262244                N                  07/01/36
0

10755719      H29/G02     F                  297,400.00         ZZ
                          360                297,400.00         1
                          6.8750             1703.85            80
                          6.6250             1703.85
ATLANTA       GA 30318    1                  05/26/06           00
0441593316                05                 07/01/06           0.0000
7700262258                O                  06/01/36
0

10755741      H29/G02     F                  206,000.00         ZZ
                          360                205,826.93         3
                          6.8750             1353.27            61
                          6.6250             1353.27
NEW BEDFORD   MA 02740    2                  06/05/06           00
0441587615                05                 08/01/06           0.0000
7700262656                N                  07/01/36
0

10755743      H29/G02     F                  210,000.00         ZZ
                          360                209,823.57         4
                          6.8750             1379.55            62
                          6.6250             1379.55
NEW BEDFORD   MA 02740    2                  06/05/06           00
0441587581                05                 08/01/06           0.0000
7700262657                N                  07/01/36
0

10755753      H29/G02     F                  140,690.00         ZZ
                          360                140,568.86         1
                          6.7500             912.51             78
                          6.5000             912.51
BLUFFTON      SC 29910    1                  06/02/06           00
0441582061                05                 08/01/06           0.0000
7700262821                O                  07/01/36
0

10755775      H29/G02     F                  558,350.00         ZZ
                          360                558,350.00         1
                          6.7500             3140.72            61
                          6.5000             3140.72
HILTON HEAD ISSC 29928    2                  06/14/06           00
0441583119                03                 08/01/06           0.0000
7700263098                N                  07/01/36
0

10755779      H29/G02     F                  108,600.00         ZZ
                          360                108,600.00         1
                          7.1250             644.81             60
                          6.8750             644.81
RIDGELAND     SC 29936    1                  05/31/06           00
0441593704                03                 07/01/06           0.0000
7700263140                N                  06/01/36
0

10755781      H29/G02     F                  102,210.00         ZZ
                          360                102,210.00         1
                          7.1250             606.87             60
                          6.8750             606.87
RIDGELAND     SC 29936    1                  05/31/06           00
0441593787                03                 07/01/06           0.0000
7700263142                N                  06/01/36
0

10755783      H29/G02     F                  107,640.00         ZZ
                          360                107,640.00         1
                          7.1250             639.11             60
                          6.8750             639.11
RIDGELAND     SC 29936    1                  05/31/06           00
0441593670                03                 07/01/06           0.0000
7700263143                N                  06/01/36
0

10755793      H29/G02     F                  307,000.00         ZZ
                          360                306,742.08         1
                          6.8750             2016.77            56
                          6.6250             2016.77
MEDFORD       MA 02155    1                  06/15/06           00
0441580180                05                 08/01/06           0.0000
7700263167                O                  07/01/36
0

10757189      E82/G02     F                  110,500.00         ZZ
                          360                110,402.51         1
                          6.6250             707.54             28
                          6.3750             707.54
FREDERICK     MD 21701    2                  06/22/06           00
0401267158                03                 08/01/06           0.0000
0401267158                N                  07/01/36
0

10757871      E22/G02     F                  131,992.00         ZZ
                          360                131,992.00         1
                          7.5000             824.95             80
                          7.2500             824.95
WEST PALM BEACFL 33411    1                  06/28/06           00
0429257421                01                 08/01/06           0.0000
0429257421                O                  07/01/36
0

10757939      E22/G01     F                  172,800.00         ZZ
                          360                172,730.23         1
                          7.5000             1080.00            90
                          7.2500             1080.00
MADISON       TN 37115    5                  06/23/06           04
0429296940                05                 08/01/06           25.0000
0429296940                O                  07/01/36
0

10758077      E22/G02     F                  139,000.00         ZZ
                          360                138,886.06         1
                          7.0000             924.77             74
                          6.7500             924.77
MEMPHIS       TN 38125    2                  06/22/06           00
0428852883                05                 08/01/06           0.0000
0428852883                O                  07/01/36
0

10758089      E22/G01     F                  224,000.00         ZZ
                          360                224,000.00         2
                          6.8750             1283.33            80
                          6.6250             1283.33
SEATTLE       WA 98118    2                  06/23/06           00
0428882500                05                 08/01/06           0.0000
0428882500                O                  07/01/36
0

10758217      E22/G02     F                  156,000.00         ZZ
                          360                155,725.32         1
                          7.3750             1077.45            80
                          7.1250             1077.45
CHARLOTTE     NC 28202    1                  06/28/06           00
0429183734                01                 08/01/06           0.0000
0429183734                O                  07/01/36
0

10758373      E22/G01     F                  148,000.00         ZZ
                          360                147,881.65         1
                          7.1250             997.10             80
                          6.8750             997.10
SPOKANE  VALLEWA 99206    5                  06/22/06           00
0429090061                05                 08/01/06           0.0000
0429090061                O                  07/01/36
0

10758523      E22/G02     F                  104,000.00         ZZ
                          360                103,839.17         1
                          7.3750             718.30             80
                          7.1250             718.30
HOUSTON       TX 77060    1                  06/28/06           00
0429385602                05                 08/01/06           0.0000
0429385602                O                  07/01/36
0

10758557      E22/G02     F                  152,000.00         ZZ
                          360                151,884.34         1
                          7.3750             1049.83            80
                          7.1250             1049.83
JOELTON       TN 37080    1                  06/28/06           00
0429412513                05                 08/01/06           0.0000
0429412513                O                  07/01/36
0

10759197      E82/G01     F                  159,700.00         ZZ
                          360                159,565.83         1
                          6.8750             1049.12            90
                          6.6250             1049.12
CEDARBURG     WI 53012    2                  06/23/06           04
0401282868                05                 08/01/06           25.0000
0401282868                O                  07/01/36
0

10759449      Q87/G02     F                  373,800.00         ZZ
                          360                373,462.08         1
                          6.5000             2362.67            70
                          6.2500             2362.67
NAPLES        FL 34109    5                  06/23/06           00
0441589371                05                 08/01/06           0.0000
CLPA01                    O                  07/01/36
0

10759779      313/G02     F                  368,000.00         ZZ
                          360                367,886.70         1
                          7.7500             2489.97            80
                          7.5000             2489.97
CORONA        CA 92879    1                  06/02/06           00
0441584984                03                 08/01/06           0.0000
11183498                  O                  07/01/36
0

10760067      L20/G02     F                  167,920.00         ZZ
                          360                167,920.00         1
                          7.0000             979.53             80
                          6.7500             979.53
KAYSVILLE     UT 84037    1                  06/23/06           00
0441590072                05                 08/01/06           0.0000
1061071309                O                  07/01/36
0

10760111      975/G02     F                  262,000.00         ZZ
                          360                261,774.42         1
                          6.7500             1699.33            45
                          6.5000             1699.33
GARDEN GROVE  CA 92843    5                  06/13/06           00
0441594272                05                 08/01/06           0.0000
2061331                   O                  07/01/36
0

10760553      E22/G02     F                  328,628.00         ZZ
                          360                328,628.00         1
                          7.5000             2053.93            80
                          7.2500             2053.93
COATESVILLE   PA 19320    1                  06/29/06           00
0429366230                03                 08/01/06           0.0000
0429366230                O                  07/01/36
0

10760619      E22/G02     F                  176,279.00         ZZ
                          360                176,130.90         1
                          6.8750             1158.03            80
                          6.6250             1158.03
MESQUITE      TX 75181    1                  06/29/06           00
0429096357                03                 08/01/06           0.0000
0429096357                O                  07/01/36
0

10760699      E22/G01     F                  149,310.00         T
                          360                149,193.52         1
                          7.2500             1018.56            90
                          7.0000             1018.56
PHILADELPHIA  PA 19103    1                  06/29/06           04
0429436322                06                 08/01/06           25.0000
0429436322                O                  07/01/36
0

10760721      E22/G02     F                  116,800.00         ZZ
                          360                116,800.00         1
                          7.0000             681.33             80
                          6.7500             681.33
NORTH CHARLESTSC 29418    1                  06/29/06           00
0429454770                03                 08/01/06           0.0000
0429454770                O                  07/01/36
0

10760769      E22/G02     F                  52,000.00          ZZ
                          360                51,965.11          1
                          8.0000             381.56             80
                          7.7500             381.56
SAN ANTONIO   TX 78227    1                  06/23/06           00
0429142904                05                 08/01/06           0.0000
0429142904                O                  07/01/36
0

10762049      Y65/M32     F                  157,600.00         ZZ
                          360                156,561.76         1
                          6.3750             983.22             80
                          6.1250             983.22
DUBLIN        OH 43016    1                  12/23/05           00
713125299                 05                 02/01/06           0.0000
40487845                  O                  01/01/36
0

10762051      Y65/M32     F                  210,000.00         ZZ
                          360                208,649.33         1
                          6.5000             1327.34            42
                          6.2500             1327.34
CAPE CORAL    FL 33904    1                  12/23/05           00
713124503                 05                 02/01/06           0.0000
40488872                  N                  01/01/36
0

10762059      Y65/M32     F                  503,800.00         ZZ
                          360                500,559.63         1
                          6.5000             3184.36            80
                          6.2500             3184.36
SAN ANTONIO   TX 78258    1                  12/20/05           00
713118614                 03                 02/01/06           0.0000
40490861                  O                  01/01/36
0

10762061      Y65/M32     F                  74,000.00          ZZ
                          360                73,007.20          1
                          7.1250             498.55             100
                          6.8750             498.55
TORRINGTON    WY 82240    1                  12/23/05           10
713128112                 05                 02/01/06           35.0000
40491485                  O                  01/01/36
0

10762063      Y65/M32     F                  154,150.00         ZZ
                          360                153,158.55         1
                          6.5000             974.33             80
                          6.2500             974.33
FORT WORTH    TX 76116    1                  12/16/05           00
713124713                 09                 02/01/06           0.0000
40492872                  O                  01/01/36
0

10762077      Y65/M32     F                  174,400.00         ZZ
                          360                173,278.25         1
                          6.5000             1102.33            80
                          6.2500             1102.33
WAUPACA       WI 54981    2                  12/23/05           00
713125328                 05                 02/01/06           0.0000
40497970                  O                  01/01/36
0

10762085      Y65/M32     F                  224,800.00         ZZ
                          360                224,800.00         1
                          6.5000             1217.67            80
                          6.2500             1217.67
ATLANTA       GA 30350    1                  12/20/05           00
713124098                 05                 02/01/06           0.0000
40501104                  O                  01/01/36
0

10762087      Y65/M32     F                  137,520.00         ZZ
                          360                137,243.37         1
                          6.6250             759.23             80
                          6.3750             757.70
ST CHARLES    MO 63304    1                  12/28/05           00
713125050                 05                 02/01/06           0.0000
40501937                  O                  01/01/36
0

10762089      Y65/M32     F                  55,600.00          ZZ
                          360                55,261.94          1
                          6.2500             342.34             80
                          6.0000             342.34
LANCASTER     PA 17603    1                  01/05/06           00
713124162                 05                 03/01/06           0.0000
40501958                  N                  02/01/36
0

10762095      Y65/M32     F                  285,000.00         ZZ
                          360                281,333.74         3
                          5.7500             1663.18            59
                          5.5000             1663.18
LYNN          MA 01902    5                  07/18/05           00
713051012                 05                 09/01/05           0.0000
40347819                  O                  08/01/35
0

10762101      Y65/M32     F                  111,400.00         ZZ
                          360                110,119.66         1
                          5.8750             658.97             80
                          5.6250             658.97
DEMOTTE       IN 46310    2                  08/25/05           00
713067796                 05                 10/01/05           0.0000
40366810                  O                  09/01/35
0

10762109      Y65/M32     F                  500,000.00         ZZ
                          360                371,650.75         1
                          6.0000             2997.75            67
                          5.7500             2997.75
CHANDLER      AZ 85248    1                  09/02/05           00
713072320                 03                 11/01/05           0.0000
40387483                  O                  10/01/35
0

10762111      Y65/M32     F                  240,000.00         ZZ
                          360                237,612.98         2
                          6.1250             1458.27            64
                          5.8750             1458.27
CHICAGO       IL 60634    5                  09/13/05           00
713075864                 05                 10/01/05           0.0000
40395626                  O                  09/01/35
0

10762119      Y65/M32     F                  252,000.00         ZZ
                          360                249,248.46         1
                          5.6250             1450.65            52
                          5.3750             1450.65
FLORHAM PARK  NJ 07932    2                  09/06/05           00
713085644                 05                 11/01/05           0.0000
40403648                  O                  10/01/35
0

10762123      Y65/M32     F                  645,000.00         ZZ
                          360                645,000.00         1
                          6.2500             3359.38            75
                          6.0000             3359.38
SIMSBURY      CT 06089    1                  09/28/05           00
713080849                 05                 11/01/05           0.0000
40410256                  O                  10/01/35
0

10762133      Y65/M32     F                  161,000.00         ZZ
                          360                159,493.39         1
                          5.8750             952.38             54
                          5.6250             952.38
BAKERSFIELD   CA 93313    5                  10/04/05           00
713090432                 05                 12/01/05           0.0000
40427740                  O                  11/01/35
0

10762147      Y65/M32     F                  525,000.00         ZZ
                          360                525,000.00         1
                          6.5000             2843.75            75
                          6.2500             2843.75
GENOLA        UT 84655    5                  01/04/06           00
713127390                 05                 03/01/06           0.0000
40460930                  O                  02/01/36
0

10762159      Y65/M32     F                  1,000,000.00       ZZ
                          360                994,439.36         1
                          7.2500             6821.76            75
                          7.0000             6821.76
SCOTTSDALE    AZ 85255    1                  12/01/05           00
713116343                 03                 02/01/06           0.0000
40478616                  O                  01/01/36
0

10762163      Y65/M32     F                  250,000.00         ZZ
                          360                248,267.01         1
                          6.6250             1600.78            76
                          6.3750             1600.78
PALOS HILL    IL 60465    1                  12/07/05           00
713123121                 05                 02/01/06           0.0000
40478935                  O                  01/01/36
0

10762171      Y65/M32     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.2500             2083.33            69
                          6.0000             2083.33
SACRAMENTO    CA 95835    5                  12/05/05           00
713119423                 05                 02/01/06           0.0000
40484822                  O                  01/01/36
0

10762175      Y65/M32     F                  134,000.00         ZZ
                          360                132,484.94         1
                          6.2500             825.06             48
                          6.0000             825.06
OAK HARBOR    WA 98277    1                  12/13/05           00
713120267                 03                 02/01/06           0.0000
40484991                  O                  01/01/36
0

10762177      Y65/M32     F                  185,000.00         ZZ
                          360                183,635.47         1
                          6.2500             1139.08            43
                          6.0000             1139.08
POMONA        CA 91767    5                  12/14/05           00
713120779                 03                 02/01/06           0.0000
40486604                  O                  01/01/36
0

10762185      Y65/M32     F                  318,750.00         ZZ
                          360                316,597.42         4
                          6.5000             2014.72            75
                          6.2500             2014.72
PHOENIX       AZ 85018    1                  12/27/05           00
713121503                 05                 02/01/06           0.0000
40502374                  N                  01/01/36
0

10762187      Y65/M32     F                  318,750.00         ZZ
                          360                312,004.78         4
                          6.5000             2014.72            75
                          6.2500             2014.72
PHOENIX       AZ 85018    1                  12/27/05           00
713121504                 05                 02/01/06           0.0000
40502404                  N                  01/01/36
0

10762197      Y65/M32     F                  135,200.00         ZZ
                          360                134,474.36         1
                          6.6250             865.70             80
                          6.3750             865.70
JACKSON       MI 49201    2                  01/24/06           00
713132045                 05                 03/01/06           0.0000
40509684                  O                  02/01/36
0

10762199      Y65/M32     F                  401,689.00         ZZ
                          360                401,342.04         1
                          7.1250             2385.03            80
                          6.8750             2382.97
PALMDALE      CA 93551    1                  01/31/06           00
713133526                 05                 04/01/06           0.0000
40510080                  O                  03/01/36
0

10762201      Y65/M32     F                  417,000.00         ZZ
                          360                414,650.24         1
                          6.3750             2601.54            74
                          6.1250             2601.54
CHICAGO       IL 60608    1                  01/25/06           00
713134203                 01                 03/01/06           0.0000
40512426                  O                  02/01/36
0

10762805      E22/G01     F                  185,000.00         ZZ
                          360                184,823.04         1
                          7.0000             1230.81            76
                          6.7500             1230.81
FARR WEST     UT 84404    5                  06/23/06           00
0429319155                05                 08/01/06           0.0000
0429319155                O                  07/01/36
0

10762833      E22/G02     F                  110,944.00         ZZ
                          360                110,944.00         1
                          6.6250             612.50             80
                          6.3750             612.50
BRIGHTON      MI 48116    1                  06/30/06           00
0429327992                01                 08/01/06           0.0000
0429327992                O                  07/01/36
0

10762873      E22/G02     F                  106,000.00         ZZ
                          360                106,000.00         1
                          7.7500             684.58             80
                          7.5000             684.58
HOUSTON       TX 77008    1                  06/30/06           00
0429340342                05                 08/01/06           0.0000
0429340342                N                  07/01/36
0

10762883      E22/G01     F                  228,800.00         ZZ
                          360                228,607.78         1
                          6.8750             1503.05            80
                          6.6250             1503.05
CUMMING       GA 30040    5                  06/26/06           00
0429342348                05                 08/01/06           0.0000
0429342348                O                  07/01/36
0

10762897      E22/G01     F                  116,000.00         ZZ
                          360                115,904.92         1
                          7.0000             771.75             80
                          6.7500             771.75
KENNESAW      GA 30152    2                  06/26/06           00
0429344112                05                 08/01/06           0.0000
0429344112                O                  07/01/36
0

10762961      E22/G02     F                  88,200.00          ZZ
                          360                88,127.70          1
                          7.0000             586.80             70
                          6.7500             586.80
KNOX          IN 46534    2                  06/26/06           00
0428738454                05                 08/01/06           0.0000
0428738454                O                  07/01/36
0

10762983      E22/G02     F                  84,000.00          ZZ
                          360                83,929.43          1
                          6.8750             551.82             80
                          6.6250             551.82
ALBUQUERQUE   NM 87121    1                  06/28/06           00
0428807176                03                 08/01/06           0.0000
0428807176                O                  07/01/36
0

10762985      E22/G02     F                  80,250.00          ZZ
                          360                80,250.00          1
                          7.1250             476.48             75
                          6.8750             476.48
DENVER        CO 80237    2                  06/30/06           00
0428810139                01                 08/01/06           0.0000
0428810139                N                  07/01/36
0

10762997      E22/G02     F                  128,000.00         ZZ
                          360                127,905.01         1
                          7.5000             894.99             80
                          7.2500             894.99
NEWPORT NEWS  VA 23607    5                  06/26/06           00
0428852453                05                 08/01/06           0.0000
0428852453                O                  07/01/36
0

10763059      E22/G02     F                  264,000.00         ZZ
                          360                263,788.88         1
                          7.1250             1778.62            55
                          6.8750             1778.62
ROSEVILLE     CA 95661    2                  06/16/06           00
0428938286                03                 08/01/06           0.0000
0428938286                O                  07/01/36
0

10763183      E22/G02     F                  190,399.00         ZZ
                          360                190,254.12         1
                          7.3750             1315.04            80
                          7.1250             1315.04
VON ORMY      TX 78073    1                  06/30/06           00
0429058118                03                 08/01/06           0.0000
0429058118                O                  07/01/36
0

10763187      E22/G02     F                  190,700.00         ZZ
                          360                190,543.69         1
                          7.0000             1268.73            78
                          6.7500             1268.73
EUGENE        OR 97405    2                  06/25/06           00
0429061187                03                 08/01/06           0.0000
0429061187                O                  07/01/36
0

10763193      E22/G02     F                  268,000.00         ZZ
                          360                267,790.94         1
                          7.2500             1828.23            80
                          7.0000             1828.23
AURORA        CO 80015    2                  06/26/06           00
0429063910                03                 08/01/06           0.0000
0429063910                O                  07/01/36
0

10763205      E22/G02     F                  157,000.00         ZZ
                          360                156,877.52         1
                          7.2500             1071.02            79
                          7.0000             1071.02
WETHERSFIELD  CT 06109    5                  06/26/06           00
0429081516                05                 08/01/06           0.0000
0429081516                O                  07/01/36
0

10763223      E22/G02     F                  130,625.00         ZZ
                          360                130,625.00         1
                          6.8750             748.37             94
                          6.6250             748.37
DENTON        TX 76210    2                  06/26/06           10
0429099468                03                 08/01/06           30.0000
0429099468                O                  07/01/36
0

10763253      E22/G02     F                  93,280.00          ZZ
                          360                93,280.00          1
                          6.1250             476.12             80
                          5.8750             476.12
SCHENECTADY   NY 12302    1                  06/30/06           00
0429118938                05                 08/01/06           0.0000
0429118938                O                  07/01/36
0

10763269      E22/G01     F                  140,000.00         ZZ
                          360                139,890.78         1
                          7.2500             955.05             80
                          7.0000             955.05
LOGANVILLE    GA 30052    1                  06/30/06           00
0429352461                03                 08/01/06           0.0000
0429352461                O                  07/01/36
0

10763291      E22/G02     F                  154,850.00         ZZ
                          360                154,719.91         1
                          6.8750             1017.25            72
                          6.6250             1017.25
BOISE         ID 83714    5                  06/26/06           00
0429361249                03                 08/01/06           0.0000
0429361249                O                  07/01/36
0

10763307      E22/G02     F                  114,400.00         ZZ
                          360                114,296.58         1
                          6.5000             723.09             80
                          6.2500             723.09
KATY          TX 77449    1                  06/30/06           00
0429128945                03                 08/01/06           0.0000
0429128945                O                  07/01/36
0

10763389      E22/G02     F                  256,337.00         ZZ
                          360                256,337.00         1
                          6.8750             1468.60            80
                          6.6250             1468.60
LAS VEGAS     NV 89149    1                  06/29/06           00
0429378870                05                 08/01/06           0.0000
0429378870                O                  07/01/36
0

10763447      E22/G02     F                  252,000.00         ZZ
                          360                251,835.16         1
                          8.1250             1871.09            80
                          7.8750             1871.09
ROSEVILLE     CA 95678    5                  06/23/06           00
0429397227                05                 08/01/06           0.0000
0429397227                N                  07/01/36
0

10763461      E22/G01     F                  233,000.00         T
                          360                232,818.24         1
                          7.2500             1589.47            77
                          7.0000             1589.47
LAURIE        MO 65038    2                  06/30/06           00
0429401607                07                 08/01/06           0.0000
0429401607                O                  07/01/36
0

10763485      E22/G02     F                  50,325.00          ZZ
                          360                50,325.00          1
                          8.0000             335.50             80
                          7.7500             335.50
DALLAS        TX 75227    1                  06/30/06           00
0429407323                05                 08/01/06           0.0000
0429407323                N                  07/01/36
0

10763493      E22/G01     F                  118,800.00         ZZ
                          360                118,700.20         1
                          6.8750             780.43             90
                          6.6250             780.43
TUPELO        MS 38801    2                  06/26/06           04
0429408123                05                 08/01/06           25.0000
0429408123                O                  07/01/36
0

10763557      E22/G02     F                  99,120.00          ZZ
                          360                99,048.26          1
                          7.6250             701.57             80
                          7.3750             701.57
GRAND PRAIRIE TX 75051    1                  06/29/06           00
0429431521                05                 08/01/06           0.0000
0429431521                N                  07/01/36
0

10763707      E22/G02     F                  220,000.00         ZZ
                          360                220,000.00         2
                          7.5000             1375.00            59
                          7.2500             1375.00
DELRAY BEACH  FL 33444    5                  06/30/06           00
0429476252                05                 08/01/06           0.0000
0429476252                N                  07/01/36
0

10763807      E22/G02     F                  50,000.00          ZZ
                          360                49,960.02          1
                          7.1250             336.86             63
                          6.8750             336.86
AUSTIN        TX 78758    1                  06/28/06           00
0429514946                03                 08/01/06           0.0000
0429514946                O                  07/01/36
0

10763847      E22/G02     F                  171,920.00         ZZ
                          360                171,920.00         2
                          7.5000             1074.50            80
                          7.2500             1074.50
ROGERS        AR 72758    1                  06/30/06           00
0429543580                05                 08/01/06           0.0000
0429543580                N                  07/01/36
0

10763863      E22/G02     F                  95,000.00          ZZ
                          360                94,929.50          1
                          7.5000             664.25             30
                          7.2500             664.25
ROCKLIN       CA 95765    1                  06/23/06           00
0429557903                01                 08/01/06           0.0000
0429557903                N                  07/01/36
0

10763971      E22/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          7.3750             712.92             80
                          7.1250             712.92
AUSTIN        TX 78723    1                  06/30/06           00
0428488274                05                 08/01/06           0.0000
0428488274                O                  07/01/36
0

10764105      E22/G01     F                  120,000.00         ZZ
                          360                119,903.50         1
                          7.1250             808.46             80
                          6.8750             808.46
JERSEY SHORE  PA 17740    5                  06/26/06           00
0429195845                05                 08/01/06           0.0000
0429195845                O                  07/01/36
0

10764169      E22/G02     F                  128,000.00         ZZ
                          360                127,892.46         1
                          6.8750             840.87             80
                          6.6250             840.87
LEBANON       TN 37090    2                  06/26/06           00
0429220395                03                 08/01/06           0.0000
0429220395                O                  07/01/36
0

10764225      E22/G02     F                  292,000.00         ZZ
                          360                291,884.79         1
                          6.8750             1788.13            80
                          6.6250             1788.13
LOWELL        MA 01854    1                  06/30/06           00
0429237365                05                 08/01/06           0.0000
0429237365                O                  07/01/36
0

10764317      E22/G02     F                  196,800.00         ZZ
                          360                196,800.00         1
                          8.0000             1312.00            80
                          7.7500             1312.00
TERRELL       TX 75160    1                  06/28/06           00
0429262009                05                 08/01/06           0.0000
0429262009                N                  07/01/36
0

10764387      E22/G01     F                  131,120.00         ZZ
                          360                131,015.15         1
                          7.1250             883.38             80
                          6.8750             883.38
COLORADO SPRINCO 80915    1                  06/29/06           00
0429288285                05                 08/01/06           0.0000
0429288285                O                  07/01/36
0

10765621      E82/G02     F                  148,900.00         ZZ
                          360                148,786.69         1
                          7.3750             1028.42            76
                          7.1250             1028.42
POMPANO BEACH FL 33060    2                  06/28/06           00
0401262415                05                 08/01/06           0.0000
0401262415                N                  07/01/36
0

10765655      E82/G02     F                  105,600.00         T
                          360                104,546.30         1
                          6.6250             676.17             54
                          6.3750             676.17
ORLANDO       FL 32818    2                  06/26/06           00
0401275706                05                 08/01/06           0.0000
0401275706                O                  07/01/36
0

10765669      E82/G02     F                  145,300.00         T
                          360                145,177.93         1
                          6.8750             954.52             55
                          6.6250             954.52
PRESCOTT      AZ 86301    2                  06/26/06           00
0401271093                05                 08/01/06           0.0000
0401271093                O                  07/01/36
0

10765861      L21/G02     F                  382,500.00         ZZ
                          360                382,500.00         2
                          7.1250             2271.09            75
                          6.8750             2271.09
MEDFORD       MA 02155    2                  06/23/06           00
0441636446                05                 08/01/06           0.0000
52510557                  O                  07/01/36
0

10766335      E23/G02     F                  294,000.00         ZZ
                          360                294,000.00         1
                          6.8750             1684.38            56
                          6.6250             1684.38
CARSON        CA 90745    5                  06/23/06           00
0441614419                05                 08/01/06           0.0000
91010526                  O                  07/01/36
0

10766459      313/G02     F                  98,550.00          ZZ
                          360                98,550.00          1
                          7.5000             615.94             80
                          7.2500             615.94
WOODSTOCK     GA 30189    1                  06/27/06           00
0441719945                05                 08/01/06           0.0000
11184975                  N                  07/01/36
0

10766489      825/G02     F                  212,000.00         ZZ
                          360                212,000.00         1
                          6.8750             1214.58            80
                          6.6250             1214.58
BRECKENRIDGE  CO 80424    1                  06/19/06           00
0441613445                01                 08/01/06           0.0000
068-06                    O                  07/01/36
0

10767007      E22/G01     F                  232,000.00         ZZ
                          360                231,827.82         1
                          7.5000             1622.18            80
                          7.2500             1622.18
GULF SHORES   AL 36542    5                  06/28/06           00
0427798558                05                 08/01/06           0.0000
0427798558                O                  07/01/36
0

10767009      E22/G02     F                  117,600.00         ZZ
                          360                117,600.00         1
                          7.3750             812.23             80
                          7.1250             812.23
STEDMAN       NC 28391    2                  07/03/06           00
0427868112                05                 09/01/06           0.0000
0427868112                N                  08/01/36
0

10767027      E22/G02     F                  124,000.00         ZZ
                          360                123,900.84         1
                          7.1250             835.41             80
                          6.8750             835.41
HOUSTON       TX 77041    1                  06/30/06           00
0428513337                03                 08/01/06           0.0000
0428513337                O                  07/01/36
0

10767051      E22/G01     F                  100,000.00         ZZ
                          360                99,913.90          1
                          6.7500             648.60             77
                          6.5000             648.60
PUEBLO        CO 81005    2                  06/27/06           00
0428848675                05                 08/01/06           0.0000
0428848675                O                  07/01/36
0

10767061      E22/G01     F                  99,000.00          TX
                          360                98,914.77          1
                          6.7500             642.11             77
                          6.5000             642.11
LAREDO        TX 78043    5                  06/28/06           00
0428878136                05                 08/01/06           0.0000
0428878136                O                  07/01/36
0

10767119      E22/G02     F                  303,750.00         ZZ
                          360                303,518.87         1
                          7.3750             2097.93            75
                          7.1250             2097.93
WOODBRIDGE TWPNJ 07067    5                  06/28/06           00
0429098874                05                 08/01/06           0.0000
0429098874                O                  07/01/36
0

10767185      E22/G02     F                  467,200.00         ZZ
                          360                467,200.00         1
                          7.3750             3226.83            80
                          7.1250             3226.83
CAPE CORAL    FL 33914    1                  06/30/06           00
0429197841                05                 09/01/06           0.0000
0429197841                O                  08/01/36
0

10767223      E22/G01     F                  113,600.00         ZZ
                          360                113,504.56         1
                          6.8750             746.27             80
                          6.6250             746.27
BIRMINGHAM    AL 35235    2                  06/27/06           00
0429234537                05                 08/01/06           0.0000
0429234537                O                  07/01/36
0

10767229      E22/G02     F                  73,600.00          ZZ
                          360                73,551.85          1
                          8.1250             546.48             80
                          7.8750             546.48
HOUSTON       TX 77053    1                  06/30/06           00
0429238637                05                 08/01/06           0.0000
0429238637                N                  07/01/36
0

10767263      E22/G02     F                  588,800.00         TX
                          360                588,363.02         1
                          7.5000             4116.98            80
                          7.2500             4116.98
DALLAS        TX 75225    5                  06/27/06           00
0429280365                05                 08/01/06           0.0000
0429280365                O                  07/01/36
0

10767285      E22/G02     F                  187,600.00         ZZ
                          360                187,600.00         1
                          7.3750             1152.96            80
                          7.1250             1152.96
GREER         SC 29650    1                  07/03/06           00
0429309313                03                 09/01/06           0.0000
0429309313                O                  08/01/36
0

10767307      E22/G01     F                  172,000.00         ZZ
                          360                171,862.45         1
                          7.1250             1158.80            80
                          6.8750             1158.80
HAUGHTON      LA 71037    5                  06/28/06           00
0429340011                03                 08/01/06           0.0000
0429340011                O                  07/01/36
0

10767403      E22/G02     F                  360,000.00         ZZ
                          360                359,719.17         1
                          7.2500             2455.83            80
                          7.0000             2455.83
DURHAM        NC 27707    5                  06/28/06           00
0429436744                05                 08/01/06           0.0000
0429436744                O                  07/01/36
0

10767453      E22/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          7.3750             966.95             56
                          7.1250             966.95
WILMINGTON    NC 28409    1                  07/03/06           00
0429505423                05                 09/01/06           0.0000
0429505423                O                  08/01/36
0

10767481      E22/G01     F                  171,000.00         ZZ
                          360                170,866.61         1
                          7.2500             1166.52            90
                          7.0000             1166.52
LAPORTE       MN 56461    5                  06/26/06           04
0429010689                05                 08/01/06           25.0000
0429010689                O                  07/01/36
0

10767817      E82/G01     F                  120,600.00         ZZ
                          360                120,600.00         1
                          6.7500             782.21             85
                          6.5000             782.21
WEST VALLEY CIUT 84120    2                  06/28/06           04
0401282520                05                 09/01/06           12.0000
0401282520                O                  08/01/36
0

10767825      E82/G02     F                  120,500.00         ZZ
                          360                120,396.25         1
                          6.7500             781.56             97
                          6.5000             781.56
ALBUQUERQUE   NM 87121    2                  06/28/06           04
0401271788                05                 08/01/06           35.0000
0401271788                O                  07/01/36
0

10768003      E82/G02     F                  490,000.00         ZZ
                          360                489,617.76         1
                          7.2500             3342.66            70
                          7.0000             3342.66
EL GRANADA    CA 94019    2                  06/26/06           00
0401276647                05                 08/01/06           0.0000
0401276647                N                  07/01/36
0

10768093      313/G02     F                  224,000.00         ZZ
                          360                223,911.61         1
                          6.8750             1371.72            70
                          6.6250             1371.72
PAWTUCKET     RI 02860    5                  06/16/06           00
0441595493                05                 08/01/06           0.0000
11214954                  O                  07/01/36
0

10768193      U05/G02     F                  92,500.00          ZZ
                          360                92,424.18          1
                          7.0000             615.40             51
                          6.7500             615.40
COLORAD SPRINGCO 80922    1                  06/26/06           00
0441593738                05                 08/01/06           0.0000
3000960415                O                  07/01/36
0

10768957      E22/G02     F                  340,200.00         T
                          360                340,200.00         1
                          7.7500             2197.13            90
                          7.5000             2197.13
MIRAMAR       FL 33027    1                  06/23/06           10
0429500044                01                 08/01/06           25.0000
0429500044                O                  07/01/36
0

10768963      E22/G01     F                  116,000.00         ZZ
                          360                115,904.92         1
                          7.0000             771.75             80
                          6.7500             771.75
AIKEN         SC 29803    2                  06/29/06           00
0429504921                05                 08/01/06           0.0000
0429504921                O                  07/01/36
0

10769027      E22/G02     F                  77,200.00          ZZ
                          360                77,149.50          1
                          8.1250             573.21             80
                          7.8750             573.21
NEW BRAUNFELS TX 78130    1                  07/05/06           00
0429622707                05                 08/01/06           0.0000
0429622707                O                  07/01/36
0

10769061      E22/G02     F                  224,000.00         ZZ
                          360                224,000.00         1
                          7.3750             1547.11            80
                          7.1250             1547.11
SULPHUR       LA 70665    1                  07/05/06           00
0428635627                05                 09/01/06           0.0000
0428635627                O                  08/01/36
0

10769089      E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          6.7500             518.88             73
                          6.5000             518.88
CONWAY        SC 29526    1                  07/05/06           00
0428931505                03                 09/01/06           0.0000
0428931505                O                  08/01/36
0

10769093      E22/G02     F                  188,000.00         ZZ
                          360                188,000.00         1
                          7.5000             1175.00            80
                          7.2500             1175.00
LONGMONT      CO 80503    1                  07/05/06           00
0428941371                05                 09/01/06           0.0000
0428941371                O                  08/01/36
0

10769097      E22/G01     F                  105,950.00         ZZ
                          360                105,950.00         1
                          6.7500             595.97             79
                          6.5000             595.97
EAST POINT    GA 30344    5                  06/28/06           00
0428977169                05                 09/01/06           0.0000
0428977169                O                  08/01/36
0

10769165      E22/G02     F                  145,000.00         ZZ
                          360                144,889.67         1
                          7.3750             1001.48            75
                          7.1250             1001.48
WATERFORD     MI 48327    2                  06/29/06           00
0429115371                05                 08/01/06           0.0000
0429115371                O                  07/01/36
0

10769187      E22/G01     F                  221,600.00         ZZ
                          360                221,418.36         1
                          7.0000             1474.31            80
                          6.7500             1474.31
SANDY         UT 84094    2                  06/27/06           00
0429156391                05                 08/01/06           0.0000
0429156391                O                  07/01/36
0

10769197      E22/G02     F                  146,000.00         ZZ
                          360                146,000.00         1
                          7.2500             882.08             75
                          7.0000             882.08
PALM HARBOR   FL 34683    2                  06/29/06           00
0429172356                05                 09/01/06           0.0000
0429172356                O                  08/01/36
0

10769205      E22/G02     F                  288,000.00         ZZ
                          360                288,000.00         1
                          7.0000             1916.07            80
                          6.7500             1916.07
STEPHENS CITY VA 22655    1                  07/05/06           00
0429179328                03                 09/01/06           0.0000
0429179328                O                  08/01/36
0

10769229      E22/G01     F                  284,000.00         ZZ
                          360                284,000.00         1
                          6.6250             1567.92            80
                          6.3750             1567.92
YUBA CITY     CA 95993    1                  06/28/06           00
0429223498                05                 08/01/06           0.0000
0429223498                O                  07/01/36
0

10769231      E22/G02     F                  65,000.00          ZZ
                          360                65,000.00          2
                          8.2500             488.32             77
                          8.0000             488.32
DETROIT       MI 48202    2                  07/05/06           00
0429226749                05                 09/01/06           0.0000
0429226749                N                  08/01/36
0

10769251      E22/G02     F                  116,800.00         ZZ
                          360                116,800.00         1
                          7.2500             796.78             80
                          7.0000             796.78
PLANO         TX 75025    1                  06/30/06           00
0429249683                03                 09/01/06           0.0000
0429249683                N                  08/01/36
0

10769253      E22/G01     F                  390,000.00         ZZ
                          360                390,000.00         1
                          6.8750             2234.38            80
                          6.6250             2234.38
ANAHEIM       CA 92808    2                  06/26/06           00
0429259245                01                 08/01/06           0.0000
0429259245                O                  07/01/36
0

10769319      E22/G02     F                  116,800.00         ZZ
                          360                116,800.00         1
                          7.3750             806.71             80
                          7.1250             806.71
ZEPHYRHILLS   FL 33542    1                  07/05/06           00
0429346380                05                 09/01/06           0.0000
0429346380                N                  08/01/36
0

10769335      E22/G02     F                  158,000.00         T
                          360                158,000.00         1
                          6.6250             872.29             80
                          6.3750             872.29
UNION CITY    GA 30291    1                  07/05/06           00
0429358153                03                 09/01/06           0.0000
0429358153                O                  08/01/36
0

10769355      E22/G02     F                  87,500.00          ZZ
                          360                87,201.30          1
                          6.8750             501.30             40
                          6.6250             501.30
BOYNTON BEACH FL 33435    5                  06/29/06           00
0429370562                05                 08/01/06           0.0000
0429370562                O                  07/01/36
0

10769419      E22/G02     F                  152,500.00         ZZ
                          360                152,381.03         1
                          7.2500             1040.32            77
                          7.0000             1040.32
DENVER        CO 80239    2                  07/05/06           00
0429419583                05                 08/01/06           0.0000
0429419583                N                  07/01/36
0

10769421      E22/G02     F                  176,000.00         ZZ
                          360                174,947.47         1
                          7.3750             1215.59            80
                          7.1250             1215.59
BAYPORT       MN 55003    5                  06/29/06           00
0429420862                05                 08/01/06           0.0000
0429420862                O                  07/01/36
0

10769461      E22/G01     F                  267,000.00         ZZ
                          360                267,000.00         1
                          6.7500             1501.88            65
                          6.5000             1501.88
DEARBORN      MI 48126    2                  06/29/06           00
0429444946                05                 08/01/06           0.0000
0429444946                O                  07/01/36
0

10769483      E22/G01     F                  195,200.00         ZZ
                          360                195,040.00         1
                          7.0000             1298.67            80
                          6.7500             1298.67
OLYMPIA       WA 98501    1                  06/29/06           00
0429463268                05                 08/01/06           0.0000
0429463268                O                  07/01/36
0

10769877      E82/G02     F                  100,800.00         ZZ
                          360                100,800.00         1
                          6.8750             662.18             85
                          6.6250             662.18
ROCKMART      GA 30153    2                  06/29/06           04
0401283882                05                 09/01/06           12.0000
0401283882                O                  08/01/36
0

10770091      E82/G02     F                  213,000.00         ZZ
                          360                212,833.84         4
                          7.2500             1453.04            57
                          7.0000             1453.04
WASHINGTON    DC 20009    2                  06/21/06           00
0401257555                05                 08/01/06           0.0000
0401257555                N                  07/01/36
0

10770121      U05/G02     F                  550,000.00         ZZ
                          360                549,490.60         1
                          6.3750             3431.28            43
                          6.1250             3431.28
CEDAR HILLS   UT 84062    2                  06/21/06           00
0441595659                05                 08/01/06           0.0000
3000958132                O                  07/01/36
0

10770277      U05/G02     F                  111,920.00         ZZ
                          360                111,920.00         1
                          6.5000             606.23             80
                          6.2500             606.23
COLORADO SPRINCO 80917    1                  06/23/06           00
0441600020                09                 08/01/06           0.0000
3000956651                O                  07/01/36
0

10770415      L21/G02     F                  400,000.00         ZZ
                          360                399,724.72         1
                          7.8750             2900.28            80
                          7.6250             2900.28
PHOENIX       MD 21131    5                  06/27/06           00
0441616182                05                 08/01/06           0.0000
52511612                  O                  07/01/36
0

10770463      F89/G02     F                  90,000.00          ZZ
                          360                89,929.79          3
                          7.2500             613.96             30
                          7.0000             613.96
BAKERSFIELD   CA 93308    5                  06/26/06           00
0441694924                05                 08/01/06           0.0000
1590600531                O                  07/01/36
0

10770467      L20/G02     F                  109,000.00         ZZ
                          360                108,908.43         1
                          6.8750             716.05             50
                          6.6250             716.05
NORTH OGDEN   UT 84414    1                  06/26/06           00
0441600095                05                 08/01/06           0.0000
1061120501                O                  07/01/36
0

10770591      313/G02     F                  125,050.00         ZZ
                          360                125,050.00         1
                          6.8750             716.44             65
                          6.6250             716.44
PALM BAY      FL 32907    1                  06/23/06           00
0441595444                05                 08/01/06           0.0000
11171147                  N                  07/01/36
0

10770605      313/G02     F                  193,239.00         T
                          360                193,239.00         1
                          6.7500             1086.97            75
                          6.5000             1086.97
PALM BAY      FL 32908    1                  06/22/06           00
0441595246                05                 08/01/06           0.0000
10831196                  O                  07/01/36
0

10770627      313/G02     F                  222,300.00         ZZ
                          360                222,113.23         1
                          6.8750             1460.36            65
                          6.6250             1460.36
BOSTON        MA 02115    1                  06/27/06           00
0441595550                01                 08/01/06           0.0000
11190386                  N                  07/01/36
0

10770669      X89/G02     F                  232,800.00         ZZ
                          360                232,599.57         1
                          6.7500             1509.93            80
                          6.5000             1509.93
MORA          MN 55051    1                  06/21/06           00
0441600210                05                 08/01/06           0.0000
6006115                   O                  07/01/36
0

10770691      313/G02     F                  169,000.00         T
                          360                168,854.49         1
                          6.7500             1096.14            63
                          6.5000             1096.14
GUN BARREL CITTX 75156    1                  06/20/06           00
0441595501                05                 08/01/06           0.0000
11198314                  O                  07/01/36
0

10770887      E22/G02     F                  192,000.00         ZZ
                          360                192,000.00         1
                          8.0000             1408.83            80
                          7.7500             1408.83
MADISON       NH 03849    1                  07/06/06           00
0429332984                03                 09/01/06           0.0000
0429332984                N                  08/01/36
0

10770899      E22/G02     F                  199,920.00         ZZ
                          360                199,920.00         1
                          7.3750             1228.68            80
                          7.1250             1228.68
EAGLE MOUNTAINUT 84043    1                  06/29/06           00
0429345044                05                 09/01/06           0.0000
0429345044                N                  08/01/36
0

10770927      E22/G01     F                  99,000.00          ZZ
                          360                99,000.00          1
                          6.7500             556.88             40
                          6.5000             556.88
BELLINGHAM    WA 98225    5                  06/28/06           00
0429365703                05                 08/01/06           0.0000
0429365703                O                  07/01/36
0

10770931      E22/G01     F                  309,000.00         ZZ
                          360                309,000.00         1
                          6.7500             1738.13            75
                          6.5000             1738.13
BELTSVILLE    MD 20705    5                  06/29/06           00
0429369192                05                 09/01/06           0.0000
0429369192                O                  08/01/36
0

10770939      E22/G02     F                  158,400.00         ZZ
                          360                158,400.00         1
                          7.5000             1107.56            80
                          7.2500             1107.56
VIRGINIA BEACHVA 23462    1                  07/06/06           00
0429381239                09                 09/01/06           0.0000
0429381239                N                  08/01/36
0

10770957      E22/G02     F                  162,400.00         ZZ
                          360                162,400.00         1
                          6.3750             862.75             61
                          6.1250             862.75
DENTON        TX 76208    1                  07/03/06           00
0429397003                03                 08/01/06           0.0000
0429397003                O                  07/01/36
0

10770977      E22/G01     F                  196,800.00         ZZ
                          360                196,634.66         1
                          6.8750             1292.84            80
                          6.6250             1292.84
GLENDALE      AZ 85302    5                  06/29/06           00
0429415391                05                 08/01/06           0.0000
0429415391                O                  07/01/36
0

10771041      E22/G02     F                  257,000.00         ZZ
                          360                257,000.00         1
                          7.8750             1863.43            47
                          7.6250             1863.43
LEONARDO      NJ 07737    5                  07/06/06           00
0429642499                05                 09/01/06           0.0000
0429642499                N                  08/01/36
0

10771079      E22/G01     F                  417,000.00         ZZ
                          360                417,000.00         1
                          6.8750             2389.06            58
                          6.6250             2389.06
FOREST HILL   MD 21056    1                  07/06/06           00
0429483480                05                 08/01/06           0.0000
0429483480                O                  07/01/36
0

10771203      E22/G02     F                  119,390.00         ZZ
                          360                119,390.00         1
                          7.7500             771.06             80
                          7.5000             771.06
STAUNTON      VA 24401    1                  07/06/06           00
0429133739                05                 09/01/06           0.0000
0429133739                N                  08/01/36
0

10771239      E22/G02     F                  93,600.00          ZZ
                          360                93,600.00          1
                          8.1250             633.75             90
                          7.8750             633.75
MIAMI         FL 33136    1                  07/06/06           10
0429191661                01                 09/01/06           25.0000
0429191661                N                  08/01/36
0

10771249      E22/G02     F                  184,800.00         ZZ
                          360                184,800.00         1
                          7.1250             1245.03            80
                          6.8750             1245.03
BOISE         ID 83709    2                  06/30/06           00
0429209836                03                 09/01/06           0.0000
0429209836                O                  08/01/36
0

10771263      E22/G02     F                  115,000.00         ZZ
                          360                114,912.49         1
                          7.3750             794.28             31
                          7.1250             794.28
LAKEWOOD      WA 98499    1                  07/05/06           00
0429235864                05                 08/01/06           0.0000
0429235864                N                  07/01/36
0

10771285      E22/G02     F                  176,000.00         ZZ
                          360                175,852.14         1
                          6.8750             1156.19            48
                          6.6250             1156.19
OLYMPIA       WA 98502    2                  06/26/06           00
0429258882                05                 08/01/06           0.0000
0429258882                O                  07/01/36
0

10771297      E22/G02     F                  90,400.00          ZZ
                          360                90,400.00          1
                          7.6250             574.42             80
                          7.3750             574.42
DECATUR       GA 30034    1                  07/06/06           00
0429265754                05                 09/01/06           0.0000
0429265754                N                  08/01/36
0

10771347      E22/G01     F                  325,600.00         ZZ
                          360                325,600.00         1
                          6.7500             1831.50            80
                          6.5000             1831.50
RINGWOOD      NJ 07456    1                  07/06/06           00
0427308416                05                 09/01/06           0.0000
0427308416                O                  08/01/36
0

10771365      E22/G02     F                  300,000.00         ZZ
                          360                300,000.00         4
                          7.5000             2097.64            38
                          7.2500             2097.64
WHITE PLAINS  NY 10606    1                  07/06/06           00
0428608400                05                 09/01/06           0.0000
0428608400                N                  08/01/36
0

10771403      E22/G02     F                  132,000.00         ZZ
                          360                131,909.16         1
                          7.8750             957.09             80
                          7.6250             957.09
DALLAS        TX 75231    1                  07/05/06           00
0429530835                05                 08/01/06           0.0000
0429530835                N                  07/01/36
0

10771409      E22/G01     F                  316,000.00         ZZ
                          360                316,000.00         1
                          7.5000             1975.00            80
                          7.2500             1975.00
DENVER        CO 80241    2                  06/30/06           00
0429538200                03                 08/01/06           0.0000
0429538200                O                  07/01/36
0

10771433      E22/G02     F                  356,000.00         ZZ
                          360                356,000.00         1
                          7.6250             2262.08            80
                          7.3750             2262.08
FORT LAUDERDALFL 33315    1                  07/06/06           00
0429554959                06                 09/01/06           0.0000
0429554959                O                  08/01/36
0

10771449      E22/G02     F                  113,600.00         ZZ
                          360                113,600.00         1
                          8.3750             792.83             80
                          8.1250             792.83
NASHVILLE     TN 37208    2                  07/06/06           00
0429569221                05                 08/01/06           0.0000
0429569221                N                  07/01/36
0

10771451      E22/G02     F                  93,360.00          ZZ
                          360                93,360.00          1
                          8.3750             651.58             80
                          8.1250             651.58
NASHVILLE     TN 37206    2                  07/06/06           00
0429569262                05                 08/01/06           0.0000
0429569262                N                  07/01/36
0

10771473      E22/G02     F                  400,000.00         ZZ
                          360                399,687.96         1
                          7.2500             2728.71            80
                          7.0000             2728.71
RENTON        WA 98058    5                  06/29/06           00
0429283005                05                 08/01/06           0.0000
0429283005                O                  07/01/36
0

10771491      E22/G02     F                  160,000.00         TX
                          360                160,000.00         1
                          7.5000             1118.74            80
                          7.2500             1118.74
CANYON LAKE   TX 78133    5                  06/30/06           00
0429302425                05                 09/01/06           0.0000
0429302425                O                  08/01/36
0

10771493      E22/G02     F                  215,000.00         ZZ
                          360                214,819.37         1
                          6.8750             1412.40            43
                          6.6250             1412.40
EL SOBRANTE   CA 94803    2                  06/28/06           00
0429302870                05                 08/01/06           0.0000
0429302870                N                  07/01/36
0

10771507      E22/G02     F                  65,000.00          ZZ
                          360                65,000.00          1
                          7.0000             432.45             80
                          6.7500             432.45
KANSAS CITY   KS 66104    2                  06/30/06           00
0429308745                05                 09/01/06           0.0000
0429308745                O                  08/01/36
0

10771517      E22/G01     F                  185,600.00         ZZ
                          360                185,436.25         1
                          6.6250             1188.42            80
                          6.3750             1188.42
ENUMCLAW      WA 98022    5                  06/27/06           00
0429315781                05                 08/01/06           0.0000
0429315781                O                  07/01/36
0

10771525      E22/G02     F                  450,000.00         ZZ
                          360                450,000.00         1
                          6.8750             2956.18            65
                          6.6250             2956.18
KITTY HAWK    NC 27949    5                  06/30/06           00
0429323165                05                 09/01/06           0.0000
0429323165                O                  08/01/36
0

10771967      E82/G02     F                  83,000.00          ZZ
                          360                83,000.00          1
                          6.8750             545.25             83
                          6.6250             545.25
BOAZ          AL 35956    2                  06/30/06           04
0401274352                05                 09/01/06           12.0000
0401274352                O                  08/01/36
0

10774601      P60/G02     F                  367,500.00         ZZ
                          360                367,198.76         1
                          7.0000             2444.99            70
                          6.7500             2444.99
COLUMBUS      OH 43204    5                  06/16/06           00
0441600459                03                 08/01/06           0.0000
131118017801              O                  07/01/36
0

10774671      Y73/G01     F                  208,000.00         ZZ
                          360                208,000.00         1
                          7.0000             1213.33            80
                          6.7500             1213.33
NORCROSS      GA 30092    5                  06/30/06           00
0441707304                05                 08/01/06           0.0000
RFC00034621               O                  07/01/36
0

10774797      952/G02     F                  327,600.00         T
                          360                327,600.00         1
                          7.0000             1911.00            80
                          6.7500             1911.00
APEX          NC 27539    1                  06/30/06           00
0441617693                03                 08/01/06           0.0000
06032081                  O                  07/01/36
0

10774821      B76/G02     F                  349,000.00         ZZ
                          360                349,000.00         1
                          6.8750             1999.48            57
                          6.6250             1999.48
HARBOR SPRINGSMI 49740    5                  06/28/06           00
0441614534                29                 08/01/06           0.0000
12493897                  O                  07/01/36
0

10775101      313/G02     F                  186,480.00         ZZ
                          360                186,341.60         1
                          7.5000             1303.90            80
                          7.2500             1303.90
PRINEVILLE    OR 97754    1                  06/20/06           00
0441693348                05                 08/01/06           0.0000
11200920                  N                  07/01/36
0

10775351      E22/G01     F                  200,000.00         ZZ
                          360                200,000.00         1
                          6.7500             1297.20            80
                          6.5000             1297.20
FRUITA        CO 81521    1                  07/07/06           00
0428962724                05                 09/01/06           0.0000
0428962724                O                  08/01/36
0

10775369      E22/G02     F                  362,000.00         ZZ
                          360                362,000.00         1
                          7.1250             2149.38            80
                          6.8750             2149.38
MADISON       GA 30650    1                  07/07/06           00
0429038920                03                 08/01/06           0.0000
0429038920                O                  07/01/36
0

10775373      E22/G02     F                  134,400.00         ZZ
                          360                134,292.52         1
                          7.1250             905.48             80
                          6.8750             905.48
PLANO         TX 75074    1                  07/07/06           00
0429045552                05                 08/01/06           0.0000
0429045552                O                  07/01/36
0

10775421      E22/G02     F                  119,250.00         ZZ
                          360                119,250.00         2
                          7.0000             793.37             90
                          6.7500             793.37
ROME          GA 30161    1                  07/07/06           10
0429150394                05                 09/01/06           25.0000
0429150394                N                  08/01/36
0

10775487      E22/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          8.1250             1029.17            80
                          7.8750             1029.17
CHICAGO       IL 60629    1                  07/07/06           00
0429233638                05                 09/01/06           0.0000
0429233638                N                  08/01/36
0

10775489      E22/G01     F                  236,000.00         ZZ
                          360                235,806.56         1
                          7.0000             1570.11            80
                          6.7500             1570.11
COLTON        CA 92324    1                  06/22/06           00
0429233729                05                 08/01/06           0.0000
0429233729                O                  07/01/36
0

10775515      E22/G02     F                  616,000.00         ZZ
                          360                616,000.00         1
                          7.3750             3785.83            80
                          7.1250             3785.83
NEWPORT BEACH CA 92663    1                  06/29/06           00
0429281686                01                 09/01/06           0.0000
0429281686                O                  08/01/36
0

10775539      E22/G02     F                  417,000.00         ZZ
                          360                417,000.00         1
                          6.5000             2258.75            66
                          6.2500             2258.75
VERO BEACH    FL 32966    1                  07/07/06           00
0429303183                03                 09/01/06           0.0000
0429303183                O                  08/01/36
0

10775601      E22/G02     F                  315,900.00         ZZ
                          360                315,900.00         3
                          6.8750             1809.84            65
                          6.6250             1809.84
SAINT AUGUSTINFL 32084    5                  07/07/06           00
0429359482                05                 09/01/06           0.0000
0429359482                N                  08/01/36
0

10775625      E22/G02     F                  130,000.00         ZZ
                          360                130,000.00         1
                          7.2500             785.42             62
                          7.0000             785.42
WEST PALM BEACFL 33407    5                  07/07/06           00
0429372881                05                 09/01/06           0.0000
0429372881                N                  08/01/36
0

10775633      E22/G02     F                  101,250.00         ZZ
                          360                101,250.00         1
                          7.8750             664.45             90
                          7.6250             664.45
WINTER HAVEN  FL 33881    1                  07/07/06           10
0429386493                05                 09/01/06           25.0000
0429386493                N                  08/01/36
0

10775657      E22/G02     F                  148,000.00         ZZ
                          360                148,000.00         1
                          7.0000             863.33             80
                          6.7500             863.33
DELTONA       FL 32725    1                  07/07/06           00
0429403488                05                 09/01/06           0.0000
0429403488                O                  08/01/36
0

10775673      E22/G02     F                  165,360.00         ZZ
                          360                165,360.00         1
                          7.0000             1100.14            80
                          6.7500             1100.14
BELLPORT      NY 11713    1                  07/07/06           00
0429416019                05                 09/01/06           0.0000
0429416019                O                  08/01/36
0

10775679      E22/G02     F                  260,500.00         ZZ
                          360                260,500.00         1
                          8.1250             1763.80            80
                          7.8750             1763.80
DOVER         DE 19904    1                  07/07/06           00
0429420474                05                 09/01/06           0.0000
0429420474                N                  08/01/36
0

10775693      E22/G02     F                  151,000.00         ZZ
                          360                151,000.00         1
                          8.1250             1121.17            80
                          7.8750             1121.17
AUSTIN        TX 78757    1                  07/06/06           00
0429436843                05                 09/01/06           0.0000
0429436843                N                  08/01/36
0

10775717      E22/G01     F                  164,000.00         ZZ
                          360                164,000.00         1
                          6.8750             1077.36            80
                          6.6250             1077.36
COLORADO SPRINCO 80922    1                  07/07/06           00
0429465255                05                 09/01/06           0.0000
0429465255                O                  08/01/36
0

10775723      E22/G02     F                  117,832.00         ZZ
                          360                117,832.00         2
                          7.6250             748.72             80
                          7.3750             748.72
ROGERS        AR 72756    1                  07/07/06           00
0429467988                05                 09/01/06           0.0000
0429467988                N                  08/01/36
0

10775823      E22/G02     F                  63,200.00          ZZ
                          360                63,160.71          1
                          8.3750             480.37             80
                          8.1250             480.37
CHARLOTTE     NC 28205    1                  07/07/06           00
0429570807                05                 08/01/06           0.0000
0429570807                N                  07/01/36
0

10775905      E22/G02     F                  358,000.00         ZZ
                          360                357,853.73         1
                          6.7500             2160.02            66
                          6.5000             2160.02
HESPERIA      CA 92345    5                  06/23/06           00
0428536957                05                 08/01/06           0.0000
0428536957                O                  07/01/36
0

10776715      Z54/G02     F                  193,000.00         ZZ
                          360                193,000.00         1
                          7.3750             1333.00            59
                          7.1250             1333.00
VICTORVILLE   CA 92395    5                  07/03/06           00
0441626157                05                 09/01/06           0.0000
10471                     N                  08/01/36
0

10776725      Z95/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          8.2500             962.50             39
                          8.0000             962.50
VALLEJO       CA 94589    5                  07/05/06           00
0441613379                05                 09/01/06           0.0000
12419464                  N                  08/01/36
0

10776799      313/G01     F                  166,400.00         ZZ
                          360                166,266.93         1
                          7.1250             1121.07            80
                          6.8750             1121.07
PORTLAND      OR 97233    1                  06/21/06           00
0441665791                05                 08/01/06           0.0000
11219987                  O                  07/01/36
0

10776871      Z73/Z73     F                  146,400.00         ZZ
                          360                146,285.79         1
                          7.2500             998.71             80
                          7.0000             998.71
BALTIMORE     MD 21207    5                  07/03/06           00
10000008650               05                 08/01/06           0.0000
10000008650               O                  07/01/36
0

10777185      Z54/G02     F                  172,000.00         ZZ
                          360                172,000.00         1
                          7.3750             1187.96            55
                          7.1250             1187.96
VICTORVILLE   CA 92395    2                  07/03/06           00
0441626173                05                 09/01/06           0.0000
10470                     N                  08/01/36
0

10777217      313/G02     F                  355,900.00         ZZ
                          360                355,786.43         1
                          7.6250             2375.02            80
                          7.3750             2375.02
MORENO VALLEY CA 92555    1                  06/22/06           00
0441614849                05                 08/01/06           0.0000
11165396                  O                  07/01/36
0

10778889      E22/G02     F                  110,000.00         ZZ
                          360                110,000.00         1
                          7.0000             731.83             90
                          6.7500             731.83
MEMPHIS       TN 38141    2                  07/03/06           04
0428177471                05                 09/01/06           25.0000
0428177471                O                  08/01/36
0

10778899      E22/G02     F                  138,550.00         ZZ
                          360                138,550.00         1
                          8.1250             1028.73            85
                          7.8750             1028.73
BRIDGETON     NJ 08302    5                  07/03/06           04
0428473359                05                 09/01/06           25.0000
0428473359                O                  08/01/36
0

10778913      E22/G02     F                  300,000.00         TX
                          360                299,771.72         1
                          7.3750             2072.03            80
                          7.1250             2072.03
DALLAS        TX 75209    5                  07/05/06           00
0428599385                05                 08/01/06           0.0000
0428599385                O                  07/01/36
0

10778941      E22/G01     F                  184,000.00         ZZ
                          360                184,000.00         1
                          7.1250             1092.50            77
                          6.8750             1092.50
LEHIGH ACRES  FL 33971    5                  07/05/06           00
0428809065                05                 09/01/06           0.0000
0428809065                O                  08/01/36
0

10778955      E22/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          7.8750             1102.11            80
                          7.6250             1102.11
CENTER POINT  TX 78010    1                  07/10/06           00
0428889034                05                 09/01/06           0.0000
0428889034                N                  08/01/36
0

10778959      E22/G02     F                  294,400.00         ZZ
                          360                294,400.00         2
                          7.5000             1840.00            80
                          7.2500             1840.00
CHICAGO       IL 60651    2                  07/05/06           00
0428897755                05                 09/01/06           0.0000
0428897755                O                  08/01/36
0

10778963      E22/G01     F                  352,000.00         ZZ
                          360                352,000.00         1
                          6.7500             1980.00            80
                          6.5000             1980.00
ELK GROVE     CA 95757    2                  06/29/06           00
0428906101                05                 08/01/06           0.0000
0428906101                O                  07/01/36
0

10778991      E22/G02     F                  126,400.00         ZZ
                          360                126,400.00         1
                          7.2500             763.67             80
                          7.0000             763.67
AURORA        CO 80015    1                  07/10/06           00
0429019078                03                 09/01/06           0.0000
0429019078                O                  08/01/36
0

10779015      E22/G02     F                  201,600.00         ZZ
                          360                201,600.00         1
                          6.3750             1257.72            60
                          6.1250             1257.72
BROCKTON      MA 02302    5                  07/05/06           00
0429075823                05                 09/01/06           0.0000
0429075823                O                  08/01/36
0

10779027      E22/G02     F                  175,000.00         ZZ
                          360                175,000.00         1
                          7.2500             1193.81            79
                          7.0000             1193.81
BIRMINGHAM    AL 35212    5                  07/05/06           00
0429112667                05                 09/01/06           0.0000
0429112667                O                  08/01/36
0

10779083      E22/G02     F                  146,400.00         ZZ
                          360                146,400.00         4
                          7.7500             1048.83            80
                          7.5000             1048.83
DECATUR       AL 35601    1                  07/10/06           00
0429199391                05                 09/01/06           0.0000
0429199391                N                  08/01/36
0

10779099      E22/G02     F                  144,800.00         ZZ
                          360                144,800.00         1
                          7.7500             935.17             73
                          7.5000             935.17
GALVESTON     TX 77550    2                  07/03/06           00
0429222656                05                 09/01/06           0.0000
0429222656                O                  08/01/36
0

10779119      E22/G01     F                  160,800.00         ZZ
                          360                160,800.00         1
                          7.1250             954.75             80
                          6.8750             954.75
WARWICK       RI 02886    2                  07/05/06           00
0429256449                05                 09/01/06           0.0000
0429256449                O                  08/01/36
0

10779127      E22/G02     F                  228,000.00         ZZ
                          360                228,000.00         1
                          7.6250             1613.77            62
                          7.3750             1613.77
MANDEVILLE    LA 70448    2                  07/05/06           00
0429270614                03                 09/01/06           0.0000
0429270614                O                  08/01/36
0

10779139      E22/G02     F                  88,800.00          ZZ
                          360                88,800.00          1
                          7.5000             555.00             80
                          7.2500             555.00
AUSTIN        TX 78753    1                  07/06/06           00
0429288921                05                 09/01/06           0.0000
0429288921                N                  08/01/36
0

10779183      E22/G01     F                  106,400.00         ZZ
                          360                106,400.00         1
                          7.6250             676.08             80
                          7.3750             676.08
DULUTH        GA 30096    2                  07/05/06           00
0429325210                05                 09/01/06           0.0000
0429325210                O                  08/01/36
0

10779203      E22/G02     F                  330,000.00         ZZ
                          360                330,000.00         4
                          7.0000             2195.50            79
                          6.7500             2195.50
BRIDGEPORT    CT 06608    2                  07/05/06           00
0429346521                05                 09/01/06           0.0000
0429346521                O                  08/01/36
0

10779209      E22/G02     F                  86,400.00          ZZ
                          360                86,400.00          1
                          7.6250             549.00             80
                          7.3750             549.00
HOUSTON       TX 77085    2                  07/10/06           00
0429355985                03                 09/01/06           0.0000
0429355985                N                  08/01/36
0

10779219      E22/G02     F                  90,000.00          ZZ
                          360                90,000.00          1
                          7.0000             598.77             37
                          6.7500             598.77
EAST WENATCHEEWA 98802    1                  06/30/06           00
0429370190                05                 09/01/06           0.0000
0429370190                N                  08/01/36
0

10779241      E22/G02     F                  105,520.00         ZZ
                          360                105,520.00         1
                          8.1250             783.48             80
                          7.8750             783.48
LISLE         IL 60532    1                  07/10/06           00
0429392673                01                 09/01/06           0.0000
0429392673                N                  08/01/36
0

10779269      E22/G02     F                  106,400.00         ZZ
                          360                106,400.00         1
                          7.5000             743.96             80
                          7.2500             743.96
PINE VALLEY   NY 14872    5                  07/05/06           00
0429407190                05                 09/01/06           0.0000
0429407190                O                  08/01/36
0

10779285      E22/G02     F                  264,550.00         ZZ
                          360                264,550.00         1
                          6.8750             1737.91            65
                          6.6250             1737.91
CARVER        MN 55315    2                  07/05/06           00
0429418031                05                 09/01/06           0.0000
0429418031                O                  08/01/36
0

10779307      E22/G01     F                  276,500.00         ZZ
                          360                276,500.00         1
                          6.7500             1555.31            70
                          6.5000             1555.31
KINGMAN       AZ 86401    5                  06/30/06           00
0429431760                05                 09/01/06           0.0000
0429431760                O                  08/01/36
0

10779313      E22/G02     F                  278,600.00         ZZ
                          360                278,600.00         1
                          7.6250             1770.27            70
                          7.3750             1770.27
TROY          MI 48098    1                  07/10/06           00
0429440670                05                 09/01/06           0.0000
0429440670                N                  08/01/36
0

10779319      E22/G02     F                  110,000.00         ZZ
                          360                110,000.00         1
                          7.2500             750.39             52
                          7.0000             750.39
HERNANDO      MS 38632    1                  07/10/06           00
0429448988                05                 09/01/06           0.0000
0429448988                O                  08/01/36
0

10779351      E22/G02     F                  136,696.00         ZZ
                          360                136,696.00         1
                          7.7500             979.31             80
                          7.5000             979.31
MELBOURNE     FL 32901    1                  07/10/06           00
0429474729                09                 09/01/06           0.0000
0429474729                N                  08/01/36
0

10779411      E22/G02     F                  292,500.00         ZZ
                          360                292,500.00         1
                          7.7500             1889.06            75
                          7.5000             1889.06
JUPITER       FL 33458    5                  07/10/06           00
0429525538                09                 09/01/06           0.0000
0429525538                N                  08/01/36
0

10779413      E22/G01     F                  210,000.00         ZZ
                          360                210,000.00         1
                          7.1250             1414.81            86
                          6.8750             1414.81
GALLUP        NM 87301    5                  07/05/06           10
0429526205                05                 09/01/06           25.0000
0429526205                O                  08/01/36
0

10779479      E22/G02     F                  150,400.00         ZZ
                          360                150,400.00         1
                          7.1250             893.00             80
                          6.8750             893.00
SAN ANTONIO   TX 78209    1                  07/07/06           00
0429567027                05                 09/01/06           0.0000
0429567027                O                  08/01/36
0

10779493      E22/G02     F                  200,000.00         ZZ
                          360                199,858.85         1
                          7.7500             1432.82            80
                          7.5000             1432.82
OSWEGO        IL 60543    5                  07/03/06           00
0429585524                05                 08/01/06           0.0000
0429585524                O                  07/01/36
0

10779507      E22/G01     F                  92,392.00          T
                          360                92,392.00          1
                          7.5000             646.02             80
                          7.2500             646.02
ORLANDO       FL 32826    1                  07/10/06           00
0429611270                01                 09/01/06           0.0000
0429611270                O                  08/01/36
0

10779521      E22/G02     F                  154,000.00         ZZ
                          360                154,000.00         1
                          7.8750             1010.63            67
                          7.6250             1010.63
BLAINE        MN 55449    2                  07/10/06           00
0429621766                05                 09/01/06           0.0000
0429621766                N                  08/01/36
0

10779531      E22/G02     F                  213,600.00         T
                          360                213,600.00         1
                          7.7500             1379.50            80
                          7.5000             1379.50
BLOOMFIELD HILMI 48304    1                  07/10/06           00
0429654643                05                 09/01/06           0.0000
0429654643                O                  08/01/36
0

10779549      E22/G02     F                  123,200.00         ZZ
                          360                123,200.00         1
                          7.5000             770.00             80
                          7.2500             770.00
BRIGHTON      MI 48116    1                  07/07/06           00
0429526940                05                 09/01/06           0.0000
0429526940                O                  08/01/36
0

10779977      462/G02     F                  700,000.00         ZZ
                          360                699,397.31         1
                          6.7500             4540.19            57
                          6.5000             4540.19
IRVINE        CA 92606    1                  06/08/06           00
0441696002                03                 08/01/06           0.0000
0009934472                O                  07/01/36
0

10779983      462/G02     F                  148,396.00         ZZ
                          360                148,271.33         1
                          6.8750             974.86             80
                          6.6250             974.86
SPRING        TX 77388    1                  06/29/06           00
0441696259                03                 08/01/06           0.0000
0009948175                O                  07/01/36
0

10779985      462/G02     F                  786,400.00         ZZ
                          360                786,400.00         1
                          6.3750             4177.75            80
                          6.1250             4177.75
CARLSBAD      CA 92009    1                  06/23/06           00
0441695053                03                 08/01/06           0.0000
0009977976                O                  07/01/36
0

10779989      462/G02     F                  103,000.00         ZZ
                          360                102,919.65         1
                          7.2500             702.65             80
                          7.0000             702.65
HOUSTON       TX 77090    1                  05/30/06           00
0441696283                03                 07/01/06           0.0000
0009987272                N                  06/01/36
0

10779993      462/G02     F                  173,800.00         ZZ
                          360                173,800.00         1
                          6.8750             995.73             52
                          6.6250             995.73
ROUND LAKE    IL 60073    1                  06/28/06           00
0441690815                03                 08/01/06           0.0000
0009997974                O                  07/01/36
0

10779995      462/G02     F                  249,700.00         T
                          360                249,700.00         1
                          7.6250             1586.64            90
                          7.3750             1586.64
ORLANDO       FL 32829    1                  06/27/06           04
0441690690                03                 08/01/06           25.0000
0004701066                O                  07/01/36
0

10779997      462/G02     F                  171,950.00         ZZ
                          360                171,809.05         1
                          7.0000             1143.99            90
                          6.7500             1143.99
SPRING        TX 77388    1                  06/19/06           11
0441696135                03                 08/01/06           25.0000
0004718862                O                  07/01/36
0

10779999      462/G02     F                  180,750.00         ZZ
                          360                180,598.15         1
                          6.8750             1187.40            80
                          6.6250             1187.40
ZEPHYRHILLS   FL 33540    1                  06/22/06           00
0441696127                03                 08/01/06           0.0000
0004719662                O                  07/01/36
0

10780001      462/G02     F                  325,800.00         ZZ
                          360                325,505.47         1
                          6.5000             2059.28            80
                          6.2500             2059.28
OCEANSIDE     CA 92054    1                  06/21/06           00
0441679198                01                 08/01/06           0.0000
0004744660                O                  07/01/36
0

10780003      462/G02     F                  167,100.00         ZZ
                          360                166,979.06         1
                          7.6250             1182.73            80
                          7.3750             1182.73
MINOOKA       IL 60447    1                  06/28/06           00
0441689627                03                 08/01/06           0.0000
0004772166                O                  07/01/36
0

10780005      462/G02     F                  336,000.00         ZZ
                          360                336,000.00         1
                          7.2500             2030.00            80
                          7.0000             2030.00
IRVINE        CA 92606    1                  06/26/06           00
0441694668                01                 08/01/06           0.0000
0004781365                N                  07/01/36
0

10780007      462/G02     F                  240,000.00         ZZ
                          360                240,000.00         1
                          7.6250             1525.00            80
                          7.3750             1525.00
TUCSON        AZ 85743    1                  06/12/06           00
0441696564                03                 08/01/06           0.0000
0004797361                N                  07/01/36
0

10780009      462/G02     F                  162,800.00         ZZ
                          360                162,800.00         1
                          7.0000             949.67             80
                          6.7500             949.67
MAPLE GROVE   MN 55311    1                  06/26/06           00
0441691599                01                 08/01/06           0.0000
0004810768                O                  07/01/36
0

10780011      462/G02     F                  363,100.00         ZZ
                          360                362,794.95         1
                          6.8750             2385.31            80
                          6.6250             2385.31
MURRIETA      CA 92562    1                  06/28/06           00
0441691730                05                 08/01/06           0.0000
0004810867                O                  07/01/36
0

10780017      462/G02     F                  444,500.00         ZZ
                          360                444,098.17         1
                          6.5000             2809.54            70
                          6.2500             2809.54
MISSION VIEJO CA 92692    5                  06/13/06           00
0441615473                01                 08/01/06           0.0000
0004830766                O                  07/01/36
0

10780019      462/G02     F                  256,000.00         ZZ
                          360                256,000.00         1
                          7.1250             1520.00            80
                          6.8750             1520.00
MOUNT DORA    FL 32757    1                  06/20/06           00
0441615572                03                 08/01/06           0.0000
0004868766                O                  07/01/36
0

10780025      462/G02     F                  154,350.00         ZZ
                          360                154,217.11         1
                          6.7500             1001.12            80
                          6.5000             1001.12
CHARLOTTE     NC 28273    1                  06/30/06           00
0441706579                03                 08/01/06           0.0000
0004906368                O                  07/01/36
0

10780029      462/G02     F                  368,000.00         ZZ
                          360                368,000.00         1
                          7.7500             2376.67            80
                          7.5000             2376.67
HUNTLEY       IL 60142    1                  06/30/06           00
0441693777                03                 08/01/06           0.0000
0004922563                O                  07/01/36
0

10780031      462/G02     F                  166,000.00         ZZ
                          360                165,860.53         1
                          6.8750             1090.50            95
                          6.6250             1090.50
WINTER HAVEN  FL 33884    1                  06/28/06           01
0441673159                03                 08/01/06           30.0000
0004923264                O                  07/01/36
0

10780037      462/G02     F                  959,200.00         ZZ
                          360                959,200.00         1
                          6.6250             5295.58            80
                          6.3750             5295.58
IRVINE        CA 92606    1                  06/14/06           00
0441693363                03                 08/01/06           0.0000
0004934568                O                  07/01/36
0

10780039      462/G02     F                  306,400.00         ZZ
                          360                306,178.23         1
                          7.6250             2168.68            95
                          7.3750             2168.68
BAKERSFIELD   CA 93314    1                  06/20/06           01
0441678869                05                 08/01/06           30.0000
0004936464                O                  07/01/36
0

10780041      462/G02     F                  396,000.00         ZZ
                          360                396,000.00         1
                          6.8750             2268.75            80
                          6.6250             2268.75
RENO          NV 89521    1                  06/20/06           00
0441693421                03                 08/01/06           0.0000
0004940961                O                  07/01/36
0

10780045      462/G02     F                  490,000.00         ZZ
                          360                489,578.11         1
                          6.7500             3178.14            74
                          6.5000             3178.14
ELLICOTT CITY MD 21043    1                  06/26/06           00
0441689676                03                 08/01/06           0.0000
0004952867                O                  07/01/36
0

10780047      462/G02     F                  286,550.00         ZZ
                          360                286,549.99         1
                          6.8750             1641.69            95
                          6.6250             1641.69
BAKERSFIELD   CA 93314    1                  06/21/06           01
0441695459                05                 08/01/06           30.0000
0004953568                O                  07/01/36
0

10780049      462/G02     F                  374,850.00         ZZ
                          360                374,511.13         1
                          6.5000             2369.31            80
                          6.2500             2369.31
RENO          NV 89523    1                  06/23/06           00
0441678356                03                 08/01/06           0.0000
0004967469                O                  07/01/36
0

10780051      462/G02     F                  78,800.00          ZZ
                          360                78,800.00          1
                          7.3750             484.29             80
                          7.1250             484.29
SPRING        TX 77379    1                  06/16/06           00
0441689304                03                 08/01/06           0.0000
0004968863                N                  07/01/36
0

10780053      462/G02     F                  86,000.00          ZZ
                          360                86,000.00          1
                          7.3750             528.54             80
                          7.1250             528.54
SPRING        TX 77379    1                  06/23/06           00
0441694825                03                 08/01/06           0.0000
0004969069                N                  07/01/36
0

10780055      462/G02     F                  572,000.00         ZZ
                          360                572,000.00         1
                          7.1250             3396.25            80
                          6.8750             3396.25
CARLSBAD      CA 92009    1                  06/20/06           00
0441698834                03                 08/01/06           0.0000
0004972162                O                  07/01/36
0

10780057      462/G02     F                  133,950.00         ZZ
                          360                133,950.00         1
                          6.3750             711.61             31
                          6.1250             711.61
HEMET         CA 92545    1                  07/13/06           00
0441654639                05                 08/01/06           0.0000
0004975363                O                  07/01/36
0

10780063      462/G02     F                  264,400.00         ZZ
                          360                264,172.36         1
                          6.7500             1714.90            80
                          6.5000             1714.90
BAKERSFIELD   CA 93314    1                  06/29/06           00
0441690153                05                 08/01/06           0.0000
0004993663                O                  07/01/36
0

10780065      462/G02     F                  432,400.00         ZZ
                          360                432,027.71         1
                          6.7500             2804.54            80
                          6.5000             2804.54
NORTH LAS VEGANV 89084    1                  06/14/06           00
0441691573                03                 08/01/06           0.0000
0005019666                O                  07/01/36
0

10780069      462/G02     F                  140,800.00         ZZ
                          360                140,800.00         1
                          7.2500             850.67             80
                          7.0000             850.67
SPRING        TX 77388    1                  06/20/06           00
0441717998                03                 08/01/06           0.0000
0005056064                N                  07/01/36
0

10780071      462/G02     F                  366,300.00         ZZ
                          360                366,007.08         1
                          7.1250             2467.83            90
                          6.8750             2467.83
LEHIGH ACRES  FL 33971    5                  06/23/06           01
0441655511                03                 08/01/06           25.0000
0005062369                O                  07/01/36
0

10780073      462/G02     F                  287,950.00         ZZ
                          360                287,950.00         1
                          7.0000             1679.71            80
                          6.7500             1679.71
INDIO         CA 92203    1                  06/30/06           00
0441659612                03                 08/01/06           0.0000
0005062963                O                  07/01/36
0

10780075      462/G02     F                  248,350.00         ZZ
                          360                248,151.40         1
                          7.1250             1673.18            80
                          6.8750             1673.18
MIAMI         FL 33186    1                  06/30/06           00
0441696648                09                 08/01/06           0.0000
0005074661                N                  07/01/36
0

10780079      462/G02     F                  246,550.00         ZZ
                          360                246,352.84         1
                          7.1250             1661.05            80
                          6.8750             1661.05
MIAMI         FL 33186    1                  06/30/06           00
0441658689                03                 08/01/06           0.0000
0005077466                N                  07/01/36
0

10780081      462/G02     F                  148,100.00         ZZ
                          360                147,975.57         1
                          6.8750             972.92             95
                          6.6250             972.92
LITTLE ELM    TX 75068    1                  06/26/06           04
0441651403                03                 08/01/06           30.0000
0005079165                O                  07/01/36
0

10780083      462/G02     F                  179,950.00         ZZ
                          360                179,806.10         1
                          7.1250             1212.36            80
                          6.8750             1212.36
APEX          NC 27539    1                  06/28/06           00
0441657913                03                 08/01/06           0.0000
0005085667                O                  07/01/36
0

10780087      462/G02     F                  430,600.00         ZZ
                          360                430,201.18         1
                          6.3750             2686.39            80
                          6.1250             2686.39
SANTA ANA     CA 92701    1                  06/21/06           00
0441655404                01                 08/01/06           0.0000
0005108261                O                  07/01/36
0

10780089      462/G02     F                  207,350.00         ZZ
                          360                207,175.79         1
                          6.8750             1362.15            80
                          6.6250             1362.15
BUCKEYE       AZ 85326    1                  06/21/06           00
0441691706                03                 08/01/06           0.0000
0005112362                O                  07/01/36
0

10780091      462/G02     F                  105,950.00         ZZ
                          360                105,950.00         1
                          7.0000             618.04             80
                          6.7500             618.04
FORNEY        TX 75126    1                  06/28/06           00
0441693967                03                 08/01/06           0.0000
0005118765                N                  07/01/36
0

10780095      462/G02     F                  181,200.00         ZZ
                          360                181,200.00         1
                          6.7500             1019.25            80
                          6.5000             1019.25
HOMESTEAD     FL 33033    1                  06/30/06           00
0441697497                01                 08/01/06           0.0000
0005139068                O                  07/01/36
0

10780097      462/G02     F                  214,650.00         ZZ
                          360                214,460.62         1
                          6.6250             1374.43            80
                          6.3750             1374.43
ELK GROVE     CA 95758    1                  06/30/06           00
0441691862                01                 08/01/06           0.0000
0005141064                O                  07/01/36
0

10780101      462/G02     F                  195,500.00         ZZ
                          360                195,323.26         1
                          6.5000             1235.70            80
                          6.2500             1235.70
LAVEEN        AZ 85339    1                  06/28/06           00
0441698719                03                 08/01/06           0.0000
0005148663                O                  07/01/36
0

10780105      462/G02     F                  189,850.00         ZZ
                          360                189,850.00         1
                          7.2500             1147.01            95
                          7.0000             1147.01
THE WOODLANDS TX 77384    1                  06/23/06           11
0441679099                03                 08/01/06           30.0000
0005183462                O                  07/01/36
0

10780109      462/G02     F                  447,300.00         ZZ
                          360                446,951.06         1
                          7.2500             3051.38            90
                          7.0000             3051.38
SAN DIEGO     CA 92101    1                  06/26/06           04
0441698958                01                 08/01/06           25.0000
0005194865                N                  07/01/36
0

10780111      462/G02     F                  462,750.00         ZZ
                          360                462,750.00         1
                          7.2500             2795.78            80
                          7.0000             2795.78
IRVINE        CA 92606    1                  06/23/06           00
0441691540                01                 08/01/06           0.0000
0005195060                N                  07/01/36
0

10780113      462/G02     F                  123,950.00         ZZ
                          360                123,950.00         1
                          7.2500             748.86             80
                          7.0000             748.86
GRAND PRAIRIE TX 75052    1                  06/29/06           00
0441690716                03                 08/01/06           0.0000
0005196563                O                  07/01/36
0

10780117      462/G02     F                  209,550.00         ZZ
                          360                209,377.89         1
                          6.9900             1392.73            80
                          6.7400             1392.73
CEDAR PARK    TX 78613    1                  06/30/06           00
0441693801                03                 08/01/06           0.0000
0005215462                O                  07/01/36
0

10780119      462/G02     F                  240,700.00         ZZ
                          360                240,502.69         1
                          7.0000             1601.39            80
                          6.7500             1601.39
HAMPSHIRE     IL 60140    1                  06/29/06           00
0441693835                03                 08/01/06           0.0000
0005218664                O                  07/01/36
0

10780123      462/G02     F                  123,200.00         ZZ
                          360                123,101.48         1
                          7.1250             830.03             80
                          6.8750             830.03
HOUSTON       TX 77083    1                  06/29/06           00
0441694197                03                 08/01/06           0.0000
0005230867                O                  07/01/36
0

10780125      462/G02     F                  281,850.00         ZZ
                          360                281,850.00         1
                          8.5000             1996.44            95
                          8.2500             1996.44
MARICOPA      AZ 85239    1                  06/27/06           04
0441656519                03                 08/01/06           30.0000
0005249560                O                  07/01/36
0

10780127      462/G02     F                  568,000.00         ZZ
                          360                568,000.00         1
                          6.7500             3195.00            80
                          6.5000             3195.00
CARLSBAD      CA 92009    1                  06/26/06           00
0441689429                03                 08/01/06           0.0000
0005256367                O                  07/01/36
0

10780133      462/G02     F                  110,700.00         ZZ
                          360                110,700.00         1
                          7.8750             726.47             74
                          7.6250             726.47
THE WOODLANDS TX 77384    1                  07/03/06           00
0441695442                09                 09/01/06           0.0000
0005307665                N                  08/01/36
0

10780135      462/G02     F                  101,850.00         ZZ
                          360                101,764.43         1
                          6.8750             669.09             80
                          6.6250             669.09
SPRING        TX 77388    1                  06/27/06           00
0441696275                03                 08/01/06           0.0000
0005320577                O                  07/01/36
0

10780149      462/G02     F                  327,700.00         ZZ
                          360                327,450.65         1
                          7.3750             2263.35            95
                          7.1250             2263.35
ORLANDO       FL 32824    1                  06/09/06           01
0441691425                03                 08/01/06           30.0000
0005678370                O                  07/01/36
0

10780151      462/G02     F                  151,300.00         ZZ
                          360                151,300.00         1
                          7.1250             898.34             90
                          6.8750             898.34
SEFFNER       FL 33584    1                  06/29/06           11
0441705852                03                 08/01/06           25.0000
0005709571                N                  07/01/36
0

10780153      462/G02     F                  185,550.00         ZZ
                          360                185,405.25         1
                          7.2500             1265.78            80
                          7.0000             1265.78
APOPKA        FL 32712    1                  06/07/06           00
0441692274                03                 08/01/06           0.0000
0006026470                N                  07/01/36
0

10780155      462/G02     F                  203,750.00         ZZ
                          360                203,750.00         1
                          7.8750             1337.11            80
                          7.6250             1337.11
ORLANDO       FL 32829    1                  06/21/06           00
0441654779                03                 08/01/06           0.0000
0006258875                N                  07/01/36
0

10780157      462/G02     F                  368,550.00         ZZ
                          360                368,283.26         1
                          7.6250             2608.58            95
                          7.3750             2608.58
AUBURNDALE    FL 33823    1                  06/26/06           11
0441697422                03                 08/01/06           30.0000
0006384770                O                  07/01/36
0

10780161      462/G02     F                  220,550.00         ZZ
                          360                220,360.11         1
                          6.7500             1430.49            80
                          6.5000             1430.49
COLORADO SPRINCO 80920    1                  06/16/06           00
0441657053                03                 08/01/06           0.0000
0006622070                O                  07/01/36
0

10780163      462/G02     F                  258,900.00         ZZ
                          360                258,703.00         1
                          7.3750             1788.16            80
                          7.1250             1788.16
SAINT AUGUSTINFL 32092    1                  06/08/06           00
0441615671                03                 08/01/06           0.0000
0006623870                N                  07/01/36
0

10780165      462/G02     F                  169,000.00         ZZ
                          360                169,000.00         1
                          7.0000             985.83             50
                          6.7500             985.83
ORLANDO       FL 32824    1                  06/16/06           00
0441654555                03                 08/01/06           0.0000
0006663470                O                  07/01/36
0

10780169      462/G02     F                  364,250.00         ZZ
                          360                363,920.71         1
                          6.5000             2302.31            80
                          6.2500             2302.31
RENO          NV 89523    1                  06/29/06           00
0441659778                03                 08/01/06           0.0000
0006883979                O                  07/01/36
0

10780171      462/G02     F                  314,700.00         ZZ
                          360                314,700.00         1
                          7.6250             1999.66            80
                          7.3750             1999.66
FORT MYERS    FL 33913    1                  06/23/06           00
0441692092                03                 08/01/06           0.0000
0006978183                N                  07/01/36
0

10780179      462/G02     F                  432,400.00         ZZ
                          360                432,054.22         1
                          7.1250             2913.16            95
                          6.8750             2913.16
WARETOWN      NJ 08758    1                  06/27/06           01
0441692225                03                 08/01/06           30.0000
0007336175                O                  07/01/36
0

10780181      462/G02     F                  153,800.00         ZZ
                          360                153,800.00         1
                          7.3750             945.23             80
                          7.1250             945.23
FAIRVIEW      TX 75069    1                  06/27/06           00
0441721354                03                 08/01/06           0.0000
0007337777                O                  07/01/36
0

10780183      462/G02     F                  127,000.00         ZZ
                          360                127,000.00         1
                          8.0000             846.67             80
                          7.7500             846.67
FORT MYERS    FL 33913    1                  06/30/06           00
0441659877                05                 08/01/06           0.0000
0007442171                N                  07/01/36
0

10780185      462/G02     F                  133,800.00         ZZ
                          360                133,800.00         1
                          8.0000             892.00             80
                          7.7500             892.00
FORT MYERS    FL 33913    1                  06/30/06           00
0441656691                01                 08/01/06           0.0000
0007442270                N                  07/01/36
0

10780187      462/G02     F                  127,450.00         ZZ
                          360                127,450.00         1
                          8.0000             849.67             80
                          7.7500             849.67
FORT MYERS    FL 33913    1                  06/15/06           00
0441689411                01                 08/01/06           0.0000
0007442379                N                  07/01/36
0

10780189      462/G02     F                  121,150.00         ZZ
                          360                121,150.00         1
                          7.2500             731.95             80
                          7.0000             731.95
FORT MYERS    FL 33913    1                  06/22/06           00
0441698826                01                 08/01/06           0.0000
0007464076                N                  07/01/36
0

10780191      462/G02     F                  127,450.00         ZZ
                          360                127,450.00         1
                          7.2500             770.01             80
                          7.0000             770.01
FORT MYERS    FL 33913    1                  06/22/06           00
0441698883                01                 08/01/06           0.0000
0007465073                N                  07/01/36
0

10780193      462/G02     F                  126,700.00         ZZ
                          360                126,700.00         1
                          7.2500             765.48             80
                          7.0000             765.48
FT MYERS      FL 33913    1                  06/22/06           00
0441705951                01                 08/01/06           0.0000
0007465776                N                  07/01/36
0

10780195      462/G02     F                  133,400.00         ZZ
                          360                133,400.00         1
                          7.2500             805.96             80
                          7.0000             805.96
FORT MYERS    FL 33913    1                  06/22/06           00
0441705647                01                 08/01/06           0.0000
0007466378                N                  07/01/36
0

10780197      462/G02     F                  326,550.00         ZZ
                          360                326,550.00         1
                          6.8750             1870.86            95
                          6.6250             1870.86
WARETOWN      NJ 08758    1                  06/29/06           11
0441678562                03                 08/01/06           30.0000
0007702673                O                  07/01/36
0

10780199      462/G02     F                  118,050.00         ZZ
                          360                118,050.00         1
                          6.6250             755.89             80
                          6.3750             755.89
KYLE          TX 78640    1                  07/01/06           00
0441659299                03                 09/01/06           0.0000
0007704976                O                  08/01/36
0

10780205      462/G02     F                  303,300.00         ZZ
                          360                303,300.00         1
                          7.0000             1769.25            80
                          6.7500             1769.25
BRADENTON     FL 34212    1                  06/29/06           00
0441705670                03                 08/01/06           0.0000
0007770373                N                  07/01/36
0

10780207      462/G02     F                  293,050.00         ZZ
                          360                293,050.00         1
                          7.0000             1709.46            80
                          6.7500             1709.46
BRADENTON     FL 34212    1                  06/29/06           00
0441657467                03                 08/01/06           0.0000
0007770670                N                  07/01/36
0

10780209      462/G02     F                  519,450.00         ZZ
                          360                519,449.99         1
                          7.0000             3030.13            80
                          6.7500             3030.13
BRADENTON     FL 34212    1                  06/30/06           00
0441694486                03                 08/01/06           0.0000
0007776677                O                  07/01/36
0

10780211      462/G02     F                  151,900.00         ZZ
                          360                151,900.00         1
                          7.8750             996.84             92
                          7.6250             996.84
SAN ANTONIO   TX 78261    1                  06/23/06           04
0441692282                03                 08/01/06           30.0000
0007794670                O                  07/01/36
0

10780213      462/G02     F                  130,000.00         ZZ
                          360                129,890.78         1
                          6.8750             854.01             47
                          6.6250             854.01
ORLANDO       FL 32824    1                  06/15/06           00
0441657301                03                 08/01/06           0.0000
0007855877                O                  07/01/36
0

10780215      462/G02     F                  302,750.00         ZZ
                          360                302,750.00         1
                          7.1250             1797.58            80
                          6.8750             1797.58
ORLANDO       FL 32824    1                  06/28/06           00
0441678950                03                 08/01/06           0.0000
0007873573                O                  07/01/36
0

10780217      462/G02     F                  837,600.00         ZZ
                          360                837,600.00         1
                          7.1250             4973.25            80
                          6.8750             4973.25
CARLSBAD      CA 92009    1                  06/26/06           00
0441694551                03                 08/01/06           0.0000
0007897077                O                  07/01/36
0

10780219      462/G02     F                  347,150.00         ZZ
                          360                346,879.18         1
                          7.2500             2368.18            80
                          7.0000             2368.18
WINTER HAVEN  FL 33884    1                  06/07/06           00
0441705878                03                 08/01/06           0.0000
0007909070                O                  07/01/36
0

10780223      462/G02     F                  255,600.00         ZZ
                          360                255,599.99         1
                          7.3750             1570.88            95
                          7.1250             1570.88
BRADENTON     FL 34212    1                  06/23/06           04
0441698776                03                 08/01/06           30.0000
0007996275                O                  07/01/36
0

10780225      462/G02     F                  530,350.00         ZZ
                          360                530,350.00         1
                          6.7500             2983.22            80
                          6.5000             2983.22
GOLDEN        CO 80403    1                  07/03/06           00
0441691102                03                 09/01/06           0.0000
0008053878                O                  08/01/36
0

10780231      462/G02     F                  298,950.00         ZZ
                          360                298,950.00         1
                          6.6250             1650.45            71
                          6.3750             1650.45
HEMET         CA 92545    1                  06/09/06           00
0441654688                05                 08/01/06           0.0000
0008189573                O                  07/01/36
0

10780235      462/G02     F                  337,200.00         ZZ
                          360                337,200.00         1
                          7.2500             2037.25            80
                          7.0000             2037.25
ANTELOPE      CA 95843    1                  06/20/06           00
0441615317                05                 08/01/06           0.0000
0008313173                O                  07/01/36
0

10780237      462/G02     F                  479,950.00         ZZ
                          360                479,950.00         1
                          6.5000             2599.73            80
                          6.2500             2599.73
INDIAN HEAD   MD 20640    1                  06/30/06           00
0441657863                03                 08/01/06           0.0000
0008335978                O                  07/01/36
0

10780239      462/G02     F                  150,000.00         ZZ
                          360                149,873.98         1
                          6.8750             985.39             71
                          6.6250             985.39
MONROE        NC 28110    1                  06/30/06           00
0441656378                03                 08/01/06           0.0000
0008354177                O                  07/01/36
0

10780241      462/G02     F                  250,000.00         ZZ
                          360                250,000.00         1
                          7.2500             1510.42            79
                          7.0000             1510.42
MOUNT DORA    FL 32757    1                  06/14/06           00
0441693157                03                 08/01/06           0.0000
0008389371                N                  07/01/36
0

10780243      462/G02     F                  144,300.00         ZZ
                          360                144,178.77         1
                          6.8750             947.95             80
                          6.6250             947.95
VALRICO       FL 33594    1                  06/26/06           00
0441656410                03                 08/01/06           0.0000
0008482374                O                  07/01/36
0

10780245      462/G02     F                  151,500.00         ZZ
                          360                151,369.56         1
                          6.7500             982.63             80
                          6.5000             982.63
VALRICO       FL 33594    1                  06/05/06           00
0441657616                03                 08/01/06           0.0000
0008544470                O                  07/01/36
0

10780249      462/G02     F                  60,000.00          ZZ
                          360                60,000.00          1
                          6.7500             337.50             32
                          6.5000             337.50
LONGS         SC 29568    1                  06/27/06           00
0441694882                03                 08/01/06           0.0000
0008704173                O                  07/01/36
0

10780251      462/G02     F                  358,400.00         ZZ
                          360                358,106.22         1
                          7.0000             2384.44            80
                          6.7500             2384.44
ALEXANDRIA    VA 22306    1                  06/30/06           00
0441692324                05                 08/01/06           0.0000
0008825275                O                  07/01/36
0

10780253      462/G02     F                  163,300.00         ZZ
                          360                163,300.00         1
                          8.1250             1105.68            90
                          7.8750             1105.68
VALRICO       FL 33594    1                  06/29/06           01
0441659638                03                 08/01/06           25.0000
0008962771                O                  07/01/36
0

10780255      462/G02     F                  112,350.00         ZZ
                          360                112,255.61         1
                          6.8750             738.06             80
                          6.6250             738.06
BURLESON      TX 76028    1                  06/07/06           00
0441695194                03                 08/01/06           0.0000
0009041476                O                  07/01/36
0

10780259      462/G02     F                  171,100.00         ZZ
                          360                171,100.00         1
                          7.0000             998.08             80
                          6.7500             998.08
CEDAR PARK    TX 78613    1                  06/26/06           00
0441655602                03                 08/01/06           0.0000
0009107079                O                  07/01/36
0

10780261      462/G02     F                  272,000.00         ZZ
                          360                272,000.00         1
                          6.5000             1473.33            73
                          6.2500             1473.33
SAN JACINTO   CA 92582    1                  06/30/06           00
0441655339                05                 08/01/06           0.0000
0009117870                O                  07/01/36
0

10780263      462/G02     F                  224,800.00         ZZ
                          360                224,606.45         1
                          6.7500             1458.05            80
                          6.5000             1458.05
DILLSBURG     PA 17019    1                  06/29/06           00
0441655537                03                 08/01/06           0.0000
0009135773                O                  07/01/36
0

10780265      462/G02     F                  195,700.00         ZZ
                          360                195,518.74         1
                          6.3750             1220.92            80
                          6.1250             1220.92
LAVEEN        AZ 85339    1                  06/28/06           00
0441691201                03                 08/01/06           0.0000
0009138173                O                  07/01/36
0

10780269      462/G02     F                  342,900.00         ZZ
                          360                342,900.00         1
                          7.1250             2035.97            80
                          6.8750             2035.97
LINCOLN       CA 95648    1                  06/09/06           00
0441692043                03                 08/01/06           0.0000
0009227570                O                  07/01/36
0

10780271      462/G02     F                  502,400.00         ZZ
                          360                502,400.00         1
                          6.8750             2878.33            80
                          6.6250             2878.33
SEVEN VALLEYS PA 17360    1                  06/27/06           00
0441693736                03                 08/01/06           0.0000
0009234287                O                  07/01/36
0

10780273      462/G02     F                  244,500.00         ZZ
                          360                244,304.47         1
                          7.1250             1647.25            76
                          6.8750             1647.25
APOPKA        FL 32703    1                  06/20/06           00
0441691383                03                 08/01/06           0.0000
0009242579                O                  07/01/36
0

10780275      462/G02     F                  247,500.00         ZZ
                          360                247,270.76         1
                          6.3750             1544.08            80
                          6.1250             1544.08
MARICOPA      AZ 85239    1                  06/19/06           00
0441691805                03                 08/01/06           0.0000
0009252073                O                  07/01/36
0

10780277      462/G02     F                  158,200.00         ZZ
                          360                158,200.00         1
                          7.5000             988.75             80
                          7.2500             988.75
WINTER HAVEN  FL 33884    1                  06/15/06           00
0441691433                09                 08/01/06           0.0000
0009297979                N                  07/01/36
0

10780283      462/G02     F                  201,550.00         ZZ
                          360                201,550.00         1
                          6.6250             1112.72            80
                          6.3750             1112.72
RALEIGH       NC 27616    1                  06/27/06           00
0441691177                03                 08/01/06           0.0000
0009369273                O                  07/01/36
0

10780289      462/G02     F                  125,200.00         ZZ
                          360                125,109.38         1
                          7.6250             886.16             80
                          7.3750             886.16
SEFFNER       FL 33584    1                  06/30/06           00
0441694510                03                 08/01/06           0.0000
0009493974                N                  07/01/36
0

10780291      462/G02     F                  417,000.00         ZZ
                          360                417,000.00         1
                          6.8750             2389.06            63
                          6.6250             2389.06
FRANKFORD     DE 19945    1                  06/29/06           00
0441673126                03                 08/01/06           0.0000
0009529975                N                  07/01/36
0

10780295      462/G02     F                  330,000.00         ZZ
                          360                330,000.00         1
                          7.5000             2062.50            90
                          7.2500             2062.50
SAN JACINTO   CA 92582    1                  06/19/06           04
0441696572                05                 08/01/06           25.0000
0009569179                O                  07/01/36
0

10780297      462/G02     F                  442,400.00         ZZ
                          360                442,400.00         1
                          6.8750             2534.58            60
                          6.6250             2534.58
CARLSBAD      CA 92009    1                  06/20/06           00
0441696523                03                 08/01/06           0.0000
0009580978                O                  07/01/36
0

10780301      462/G02     F                  274,350.00         ZZ
                          360                274,350.00         1
                          6.6250             1514.64            80
                          6.3750             1514.64
SAN JACINTO   CA 92582    1                  06/27/06           00
0441663192                05                 08/01/06           0.0000
0009678475                O                  07/01/36
0

10780307      462/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.0000             700.00             69
                          6.7500             700.00
PEARLAND      TX 77581    1                  06/22/06           00
0441696119                03                 08/01/06           0.0000
0009747379                N                  07/01/36
0

10780309      462/G02     F                  399,950.00         ZZ
                          360                399,950.00         1
                          7.5000             2499.69            85
                          7.2500             2499.69
MOUNT DORA    FL 32757    1                  06/23/06           01
0441658945                03                 08/01/06           12.0000
0009763079                O                  07/01/36
0

10780311      462/G02     F                  337,700.00         ZZ
                          360                337,700.00         1
                          7.1250             2005.09            80
                          6.8750             2005.09
ANTELOPE      CA 94843    1                  07/06/06           00
0441692357                03                 08/01/06           0.0000
0009785270                O                  07/01/36
0

10780313      462/G02     F                  479,200.00         ZZ
                          360                478,745.31         1
                          6.2500             2950.52            80
                          6.0000             2950.52
VENTURA       CA 93003    1                  06/17/06           00
0441697141                03                 08/01/06           0.0000
0009788779                O                  07/01/36
0

10780317      462/G02     F                  506,000.00         ZZ
                          360                506,000.00         1
                          6.7500             2846.25            80
                          6.5000             2846.25
CORONA        CA 92880    1                  06/07/06           00
0441697364                03                 08/01/06           0.0000
0009791179                O                  07/01/36
0

10780319      462/G02     F                  131,150.00         ZZ
                          360                131,039.81         1
                          6.8750             861.56             80
                          6.6250             861.56
LITTLE ELM    TX 75068    1                  06/07/06           00
0441615770                03                 08/01/06           0.0000
0009798877                N                  07/01/36
0

10780321      462/G02     F                  235,050.00         ZZ
                          360                234,847.63         1
                          6.7500             1524.53            95
                          6.5000             1524.53
FRISCO        TX 75034    1                  06/07/06           11
0441695137                03                 08/01/06           30.0000
0009815671                O                  07/01/36
0

10780325      462/G02     F                  250,850.00         ZZ
                          360                250,850.00         1
                          7.3750             1541.68            90
                          7.1250             1541.68
WINTER GARDEN FL 34787    1                  06/06/06           01
0441695970                03                 08/01/06           25.0000
0009840570                O                  07/01/36
0

10780339      E82/G02     F                  127,100.00         ZZ
                          360                127,100.00         1
                          7.0000             845.60             85
                          6.7500             845.60
ANKENY        IA 50021    2                  07/05/06           04
0401275847                05                 09/01/06           12.0000
0401275847                O                  08/01/36
0

10780351      E82/G02     F                  190,000.00         ZZ
                          360                190,000.00         1
                          6.7500             1232.34            76
                          6.5000             1232.34
RUTHER GLEN   VA 22546    2                  07/03/06           00
0401275607                03                 09/01/06           0.0000
0401275607                O                  08/01/36
0

10780361      E82/G02     F                  206,000.00         ZZ
                          360                206,000.00         1
                          6.7500             1158.75            36
                          6.5000             1158.75
BUENA PARK    CA 90620    5                  07/05/06           00
0401282629                05                 09/01/06           0.0000
0401282629                O                  08/01/36
0

10780363      E82/G02     F                  248,900.00         ZZ
                          360                248,900.00         1
                          7.3750             1719.09            82
                          7.1250             1719.09
FAIRBURN      GA 30213    2                  07/03/06           04
0401271226                03                 09/01/06           12.0000
0401271226                O                  08/01/36
0

10780385      E82/G02     F                  125,100.00         ZZ
                          360                125,100.00         1
                          6.7500             811.40             90
                          6.5000             811.40
OTSEGO        MI 49078    2                  06/30/06           04
0401270442                05                 09/01/06           25.0000
0401270442                O                  08/01/36
0

10780431      W02/G02     F                  242,250.00         ZZ
                          360                242,046.48         1
                          6.8750             1591.41            85
                          6.6250             1591.41
STATE COLLEGE PA 16803    5                  06/21/06           11
0441619251                05                 08/01/06           12.0000
0090285105                O                  07/01/36
0

10781237      U05/G02     F                  224,000.00         ZZ
                          360                223,816.39         1
                          7.0000             1490.28            47
                          6.7500             1490.28
OGDEN         UT 84404    2                  06/22/06           00
0441641503                05                 08/01/06           0.0000
3000933974                O                  07/01/36
0

10781489      M37/G02     F                  91,800.00          ZZ
                          360                91,731.87          1
                          7.5000             641.88             90
                          7.2500             641.88
WINSLOW       AZ 86047    5                  06/21/06           04
0441644846                05                 08/01/06           25.0000
0000638118                O                  07/01/36
0

10781641      L21/G02     F                  440,000.00         ZZ
                          360                440,000.00         1
                          7.2500             2658.33            69
                          7.0000             2658.33
STOCKTON      CA 95212    5                  06/15/06           00
0441645249                05                 08/01/06           0.0000
16522096                  O                  07/01/36
0

10781793      B57/G02     F                  420,000.00         ZZ
                          360                420,000.00         1
                          6.7500             2362.50            80
                          6.5000             2362.50
COVINA        CA 91723    1                  06/21/06           00
0441634862                05                 08/01/06           0.0000
21064533                  O                  07/01/36
0

10781819      B57/G01     F                  417,000.00         ZZ
                          360                417,000.00         1
                          6.5000             2258.75            62
                          6.2500             2258.75
(VAN NUYS AREACA 91411    1                  06/12/06           00
0441634235                05                 08/01/06           0.0000
21064359                  O                  07/01/36
0

10781877      313/G02     F                  145,600.00         ZZ
                          360                145,600.00         1
                          7.5000             910.01             80
                          7.2500             910.01
CORVALLIS     OR 97333    1                  06/27/06           00
0441655180                05                 08/01/06           0.0000
11206315                  N                  07/01/36
0

10781947      E22/G01     F                  156,000.00         ZZ
                          360                156,000.00         1
                          6.8750             1024.81            80
                          6.6250             1024.81
TACOMA        WA 98409    5                  07/05/06           00
0428689194                05                 09/01/06           0.0000
0428689194                O                  08/01/36
0

10781971      E22/G02     F                  596,000.00         ZZ
                          360                596,000.00         1
                          6.8750             3915.30            80
                          6.6250             3915.30
FAIRVIEW      NC 28730    1                  07/11/06           00
0429255623                05                 09/01/06           0.0000
0429255623                O                  08/01/36
0

10781983      E22/G02     F                  566,250.00         ZZ
                          360                566,250.00         1
                          7.6250             4007.88            75
                          7.3750             4007.88
TIMBERVILLE   VA 22853    5                  07/03/06           00
0429271257                05                 09/01/06           0.0000
0429271257                O                  08/01/36
0

10781987      E22/G01     F                  230,400.00         ZZ
                          360                230,194.86         1
                          6.8750             1513.56            80
                          6.6250             1513.56
RICHMOND      VA 23229    1                  06/30/06           00
0429275647                05                 08/01/06           0.0000
0429275647                O                  07/01/36
0

10781991      E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.3750             1381.35            43
                          7.1250             1381.35
PLEASANTON    CA 94588    5                  06/30/06           00
0429294002                01                 09/01/06           0.0000
0429294002                N                  08/01/36
0

10781997      E22/G02     F                  280,000.00         ZZ
                          360                280,000.00         1
                          7.5000             1957.80            80
                          7.2500             1957.80
CORAL SPRINGS FL 33067    1                  07/11/06           00
0429302466                03                 09/01/06           0.0000
0429302466                O                  08/01/36
0

10781999      E22/G02     F                  217,600.00         ZZ
                          360                217,600.00         1
                          6.8750             1246.67            80
                          6.6250             1246.67
GARDNERVILLE  NV 89460    1                  07/03/06           00
0429307887                05                 09/01/06           0.0000
0429307887                O                  08/01/36
0

10782023      E22/G01     F                  127,200.00         ZZ
                          360                127,200.00         1
                          7.0000             846.26             80
                          6.7500             846.26
PUEBLO        CO 81008    2                  07/06/06           00
0429364722                05                 09/01/06           0.0000
0429364722                O                  08/01/36
0

10782033      E22/G02     F                  85,495.00          ZZ
                          360                85,495.00          1
                          6.7500             480.91             50
                          6.5000             480.91
WEST PALM BEACFL 33411    1                  07/11/06           00
0429372105                01                 09/01/06           0.0000
0429372105                N                  08/01/36
0

10782051      E22/G02     F                  232,000.00         ZZ
                          360                232,000.00         1
                          7.3750             1425.83            80
                          7.1250             1425.83
RIDGEFIELD    WA 98642    1                  07/07/06           00
0429386642                05                 09/01/06           0.0000
0429386642                O                  08/01/36
0

10782053      E22/G02     F                  79,920.00          ZZ
                          360                79,920.00          2
                          7.8750             579.48             80
                          7.6250             579.48
TOLEDO        OH 43612    1                  07/11/06           00
0429387616                05                 09/01/06           0.0000
0429387616                N                  08/01/36
0

10782055      E22/G02     F                  152,800.00         ZZ
                          360                152,800.00         1
                          7.5000             955.00             80
                          7.2500             955.00
ENGLEWOOD     CO 80113    2                  07/06/06           00
0429389182                05                 09/01/06           0.0000
0429389182                O                  08/01/36
0

10782081      E22/G01     F                  370,000.00         ZZ
                          360                370,000.00         1
                          6.8750             2119.79            57
                          6.6250             2119.79
CAMINO        CA 95709    5                  07/03/06           00
0429416449                05                 09/01/06           0.0000
0429416449                O                  08/01/36
0

10782115      E22/G02     F                  188,000.00         ZZ
                          360                188,000.00         1
                          7.2500             1135.83            80
                          7.0000             1135.83
SLIDELL       LA 70461    1                  07/11/06           00
0429475700                05                 08/01/06           0.0000
0429475700                O                  07/01/36
0

10782125      E22/G02     F                  139,200.00         ZZ
                          360                139,200.00         1
                          7.6250             884.50             80
                          7.3750             884.50
LITTLE ELM    TX 75068    1                  07/11/06           00
0429487333                05                 09/01/06           0.0000
0429487333                N                  08/01/36
0

10782143      E22/G02     F                  165,600.00         ZZ
                          360                165,600.00         1
                          7.6250             1052.25            80
                          7.3750             1052.25
ARVADA        CO 80003    1                  07/11/06           00
0429505746                05                 09/01/06           0.0000
0429505746                O                  08/01/36
0

10782189      E22/G02     F                  164,000.00         ZZ
                          360                164,000.00         1
                          8.0000             1203.37            80
                          7.7500             1203.37
CHICAGO       IL 60649    1                  07/11/06           00
0429551120                05                 09/01/06           0.0000
0429551120                N                  08/01/36
0

10782217      E22/G02     F                  156,720.00         ZZ
                          360                156,720.00         1
                          7.6250             995.83             80
                          7.3750             995.83
MONROE        MI 48182    1                  07/11/06           00
0429600927                05                 09/01/06           0.0000
0429600927                O                  08/01/36
0

10782299      E22/G02     F                  135,200.00         ZZ
                          360                135,200.00         1
                          7.8750             887.25             80
                          7.6250             887.25
SOUTHFIELD    MI 48034    1                  07/11/06           00
0429076532                05                 09/01/06           0.0000
0429076532                O                  08/01/36
0

10782333      E22/G02     F                  109,200.00         ZZ
                          360                109,200.00         1
                          7.2500             659.75             80
                          7.0000             659.75
LEESBURG      GA 31763    1                  07/11/06           00
0429174469                05                 09/01/06           0.0000
0429174469                O                  08/01/36
0

10782339      E22/G02     F                  159,850.00         ZZ
                          360                159,850.00         1
                          6.8750             1050.10            61
                          6.6250             1050.10
HOUSTON       TX 77077    1                  07/11/06           00
0429188790                05                 09/01/06           0.0000
0429188790                O                  08/01/36
0

10782349      E22/G01     F                  244,000.00         ZZ
                          360                244,000.00         1
                          6.7500             1582.58            78
                          6.5000             1582.58
PUYALLUP      WA 98372    2                  06/30/06           00
0429209299                05                 09/01/06           0.0000
0429209299                O                  08/01/36
0

10782369      E82/G02     F                  151,200.00         ZZ
                          360                151,200.00         4
                          6.8750             993.28             44
                          6.6250             993.28
PROVIDENCE    RI 02909    2                  07/05/06           00
0401275474                05                 09/01/06           0.0000
0401275474                O                  08/01/36
0

10782385      E82/G01     F                  107,000.00         ZZ
                          360                107,000.00         1
                          6.6250             685.13             95
                          6.3750             685.13
HACKETT       AR 72937    2                  07/03/06           04
0401275797                05                 09/01/06           30.0000
0401275797                O                  08/01/36
0

10782781      P27/G01     F                  207,000.00         ZZ
                          360                206,853.90         1
                          7.7500             1482.97            90
                          7.5000             1482.97
CALDWELL      ID 83605    5                  06/19/06           14
0441629847                05                 08/01/06           25.0000
5541568965                O                  07/01/36
0

10782907      L20/G02     F                  187,920.00         ZZ
                          360                187,920.00         1
                          7.2500             1281.95            80
                          7.0000             1281.95
NAMPA         ID 83686    1                  07/06/06           00
0441640299                03                 09/01/06           0.0000
2001090104                O                  08/01/36
0

10783341      B76/G02     F                  368,000.00         ZZ
                          360                368,000.00         1
                          6.5000             2326.01            80
                          6.2500             2326.01
GROSSE ILE    MI 48138    1                  07/07/06           00
0441639291                05                 09/01/06           0.0000
2225290                   O                  08/01/36
0

10783359      N67/M32     F                  200,000.00         ZZ
                          360                199,851.57         3
                          7.5000             1398.43            80
                          7.2500             1398.43
ALBUQUERQUE   NM 87108    1                  06/23/06           00
360102055                 05                 08/01/06           0.0000
3510301078                N                  07/01/36
0

10783423      Y53/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          7.5000             1875.00            80
                          7.2500             1875.00
WASHTINGON    DC 20011    5                  06/22/06           00
0441642667                07                 08/01/06           0.0000
2006085518                O                  07/01/36
0

10783435      Y53/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          7.1250             807.50             80
                          6.8750             807.50
NEWPORT NEWS  VA 23601    2                  06/16/06           00
0441640711                05                 08/01/06           0.0000
2006062980                O                  07/01/36
0

10783475      Y53/G02     F                  881,150.00         ZZ
                          360                881,150.00         4
                          7.0000             5140.04            59
                          6.7500             5140.04
SAN FRANCISCO CA 94103    1                  06/27/06           00
0441641222                05                 08/01/06           0.0000
2006087194                N                  07/01/36
0

10783549      U05/G02     F                  324,000.00         ZZ
                          360                324,000.00         4
                          7.1250             1923.75            80
                          6.8750             1923.75
ANCHORAGE     AK 99517    1                  06/21/06           00
0441680444                05                 08/01/06           0.0000
3000943065                N                  07/01/36
0

10783579      U42/G02     F                  147,600.00         ZZ
                          360                147,600.00         1
                          7.3750             907.13             80
                          7.1250             907.13
DALLAS        TX 75228    1                  07/05/06           00
0441681418                05                 08/01/06           0.0000
12602122                  O                  07/01/36
0

10783995      Y53/G02     F                  431,250.00         ZZ
                          360                431,250.00         3
                          7.3750             2650.39            75
                          7.1250             2650.39
WESTPORT      CT 06880    1                  06/16/06           00
0441646635                05                 08/01/06           0.0000
2006085083                N                  07/01/36
0

10784067      Y53/G02     F                  480,000.00         ZZ
                          360                479,634.76         1
                          7.3750             3315.24            68
                          7.1250             3315.24
ALAMEDA       CA 94501    1                  06/16/06           00
0441641248                05                 08/01/06           0.0000
2006082253                O                  07/01/36
0

10784593      E22/G02     F                  376,000.00         ZZ
                          360                376,000.00         1
                          7.2500             2271.67            80
                          7.0000             2271.67
SARASOTA      FL 34233    1                  07/12/06           00
0429338684                05                 09/01/06           0.0000
0429338684                O                  08/01/36
0

10784621      E22/G02     F                  259,500.00         ZZ
                          360                259,500.00         1
                          7.6250             1648.91            75
                          7.3750             1648.91
ORLAND PARK   IL 60462    1                  07/12/06           00
0429378912                05                 09/01/06           0.0000
0429378912                O                  08/01/36
0

10784633      E22/G02     F                  134,000.00         ZZ
                          360                134,000.00         1
                          7.3750             925.50             80
                          7.1250             925.50
NAMPA         ID 83687    1                  07/05/06           00
0429387251                03                 09/01/06           0.0000
0429387251                N                  08/01/36
0

10784663      E22/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          7.6250             1906.25            75
                          7.3750             1906.25
BECKER        MN 55308    2                  07/07/06           00
0429425705                05                 09/01/06           0.0000
0429425705                O                  08/01/36
0

10784681      E22/G02     F                  548,000.00         ZZ
                          360                548,000.00         1
                          7.0000             3645.86            80
                          6.7500             3645.86
SCARSDALE     NY 10583    1                  07/12/06           00
0429442643                05                 09/01/06           0.0000
0429442643                O                  08/01/36
0

10784685      E22/G01     F                  226,400.00         ZZ
                          360                226,400.00         1
                          6.8750             1487.29            80
                          6.6250             1487.29
KERSEY        CO 80644    5                  07/07/06           00
0429443666                05                 09/01/06           0.0000
0429443666                O                  08/01/36
0

10784697      E22/G02     F                  135,920.00         ZZ
                          360                135,920.00         1
                          7.5000             849.50             80
                          7.2500             849.50
TAMPA         FL 33613    1                  07/07/06           00
0428630123                01                 09/01/06           0.0000
0428630123                N                  08/01/36
0

10784707      E22/G01     F                  103,500.00         ZZ
                          360                103,500.00         1
                          7.2500             706.05             90
                          7.0000             706.05
MIFFLINTOWN   PA 17059    5                  07/07/06           10
0428767164                05                 09/01/06           25.0000
0428767164                O                  08/01/36
0

10784713      E22/G02     F                  164,500.00         ZZ
                          360                164,500.00         1
                          7.6250             1045.26            80
                          7.3750             1045.26
MUKWONAGO     WI 53149    2                  07/07/06           00
0428811434                05                 09/01/06           0.0000
0428811434                O                  08/01/36
0

10784719      E22/G02     F                  149,760.00         ZZ
                          360                149,760.00         1
                          7.1250             889.20             80
                          6.8750             889.20
MONROE        GA 30656    1                  07/13/06           00
0428886394                05                 09/01/06           0.0000
0428886394                O                  08/01/36
0

10784727      E22/G02     F                  164,000.00         TX
                          360                164,000.00         1
                          7.8750             1189.11            80
                          7.6250             1189.11
STAFFORD      TX 77477    5                  07/12/06           00
0429092141                03                 09/01/06           0.0000
0429092141                N                  08/01/36
0

10784737      E22/G02     F                  425,700.00         ZZ
                          360                425,700.00         2
                          7.3750             2616.28            80
                          7.1250             2616.28
NORTH BERGEN  NJ 07047    5                  07/07/06           00
0429145733                05                 09/01/06           0.0000
0429145733                O                  08/01/36
0

10784739      E22/G01     F                  410,000.00         ZZ
                          360                410,000.00         1
                          6.8750             2348.96            80
                          6.6250             2348.96
LAKEWOOD      CO 80227    1                  07/12/06           00
0429146350                05                 09/01/06           0.0000
0429146350                O                  08/01/36
0

10784743      E22/G02     F                  264,000.00         ZZ
                          360                264,000.00         1
                          7.1250             1778.62            80
                          6.8750             1778.62
CLEARWATER    FL 33764    1                  07/12/06           00
0429157647                05                 09/01/06           0.0000
0429157647                O                  08/01/36
0

10784745      E22/G02     F                  280,000.00         ZZ
                          360                280,000.00         1
                          7.2500             1910.09            80
                          7.0000             1910.09
BROOKLYN      CT 06234    1                  07/12/06           00
0429162696                05                 09/01/06           0.0000
0429162696                N                  08/01/36
0

10784759      E22/G02     F                  1,430,000.00       T
                          360                1,430,000.00       1
                          7.2500             9755.12            65
                          7.0000             9755.12
SHERMAN OAKS  CA 91403    5                  07/06/06           00
0429191448                03                 09/01/06           0.0000
0429191448                O                  08/01/36
0

10784769      E22/G02     F                  198,750.00         ZZ
                          360                198,750.00         2
                          7.3750             1221.48            75
                          7.1250             1221.48
AUSTIN        TX 78752    2                  07/07/06           00
0428982490                05                 09/01/06           0.0000
0428982490                N                  08/01/36
0

10784783      E22/G01     F                  122,400.00         ZZ
                          240                122,400.00         1
                          7.8750             1014.30            85
                          7.6250             1014.30
ROANOKE       VA 24019    5                  07/07/06           01
0429054810                05                 09/01/06           12.0000
0429054810                O                  08/01/26
0

10784787      E22/G01     F                  153,750.00         ZZ
                          360                153,750.00         1
                          7.6250             976.95             75
                          7.3750             976.95
DENVER        CO 80216    5                  07/07/06           00
0429065519                05                 09/01/06           0.0000
0429065519                O                  08/01/36
0

10784789      E22/G02     F                  435,000.00         ZZ
                          360                434,677.17         1
                          7.5000             3041.58            75
                          7.2500             3041.58
HUGO          MN 55038    5                  07/07/06           00
0429070683                05                 09/01/06           0.0000
0429070683                O                  08/01/36
0

10784791      E22/G01     F                  126,270.00         ZZ
                          360                126,270.00         1
                          7.7500             904.61             90
                          7.5000             904.61
TEXICO        IL 62889    5                  07/07/06           10
0429076441                05                 09/01/06           25.0000
0429076441                O                  08/01/36
0

10784801      E22/G02     F                  360,000.00         ZZ
                          360                359,704.91         1
                          7.0000             2395.09            41
                          6.7500             2395.09
LINCOLN       CA 95648    2                  06/26/06           00
0429212152                03                 08/01/06           0.0000
0429212152                N                  07/01/36
0

10784809      E22/G02     F                  352,000.00         ZZ
                          360                352,000.00         2
                          7.7500             2273.33            80
                          7.5000             2273.33
WINTHROP      MA 02152    1                  07/12/06           00
0429218944                05                 09/01/06           0.0000
0429218944                N                  08/01/36
0

10784835      E22/G02     F                  152,000.00         TX
                          360                152,000.00         1
                          6.7500             985.87             80
                          6.5000             985.87
HIGHLAND VILLATX 75077    5                  07/07/06           00
0429278898                03                 09/01/06           0.0000
0429278898                O                  08/01/36
0

10784837      E22/G01     F                  171,200.00         ZZ
                          360                171,200.00         1
                          7.1250             1153.41            80
                          6.8750             1153.41
ZILLAH        WA 98953    2                  06/30/06           00
0429279797                05                 09/01/06           0.0000
0429279797                O                  08/01/36
0

10784867      E22/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          7.5000             875.00             80
                          7.2500             875.00
ZEBULON       GA 30295    1                  07/12/06           00
0429320278                05                 09/01/06           0.0000
0429320278                O                  08/01/36
0

10784897      E22/G02     F                  123,500.00         ZZ
                          360                123,500.00         1
                          6.8750             811.31             46
                          6.6250             811.31
CAPE CORAL    FL 33914    2                  07/10/06           00
0429466865                05                 09/01/06           0.0000
0429466865                N                  08/01/36
0

10784911      E22/G02     F                  205,600.00         ZZ
                          360                205,600.00         1
                          7.3750             1263.58            80
                          7.1250             1263.58
NEW ORLEANS   LA 70118    1                  07/12/06           00
0429475528                05                 09/01/06           0.0000
0429475528                O                  08/01/36
0

10784915      E22/G01     F                  220,000.00         ZZ
                          360                220,000.00         1
                          6.8750             1445.24            80
                          6.6250             1445.24
LINO LAKES    MN 55014    2                  07/07/06           00
0429477052                05                 09/01/06           0.0000
0429477052                O                  08/01/36
0

10784927      E22/G02     F                  75,750.00          ZZ
                          360                75,750.00          1
                          7.6250             481.33             75
                          7.3750             481.33
KATY          TX 77493    1                  07/10/06           00
0429483829                03                 09/01/06           0.0000
0429483829                N                  08/01/36
0

10784935      E22/G01     F                  222,400.00         ZZ
                          360                222,400.00         1
                          6.7500             1251.00            53
                          6.5000             1251.00
CHARLESTON    SC 29412    1                  07/13/06           00
0429488679                05                 09/01/06           0.0000
0429488679                O                  08/01/36
0

10784945      E22/G02     F                  240,000.00         ZZ
                          360                240,000.00         2
                          7.8750             1740.17            80
                          7.6250             1740.17
PROVIDENCE    RI 02908    1                  07/12/06           00
0429513591                05                 09/01/06           0.0000
0429513591                N                  08/01/36
0

10784993      E22/G02     F                  188,713.00         ZZ
                          360                188,713.00         1
                          7.5000             1179.46            75
                          7.2500             1179.46
SUN CITY      AZ 85373    1                  07/06/06           00
0429553050                03                 09/01/06           0.0000
0429553050                N                  08/01/36
0

10785047      E22/G02     F                  144,000.00         ZZ
                          360                144,000.00         2
                          7.2500             870.00             80
                          7.0000             870.00
SAN ANTONIO   TX 78238    1                  07/12/06           00
0429603483                05                 09/01/06           0.0000
0429603483                O                  08/01/36
0

10785081      E22/G02     F                  401,068.00         ZZ
                          360                401,068.00         1
                          7.6250             2838.73            80
                          7.3750             2838.73
PORTLAND      OR 97219    1                  07/07/06           00
0429647530                05                 09/01/06           0.0000
0429647530                O                  08/01/36
0

10785087      E22/G02     F                  127,500.00         ZZ
                          360                127,500.00         1
                          8.1250             863.28             75
                          7.8750             863.28
FORT MYERS    FL 33901    1                  07/11/06           00
0429652035                01                 09/01/06           0.0000
0429652035                N                  08/01/36
0

10785105      E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.6250             1270.83            80
                          7.3750             1270.83
NEW ORLEANS   LA 70117    1                  07/11/06           00
0429680945                05                 09/01/06           0.0000
0429680945                O                  08/01/36
0

10785107      E22/G02     F                  167,200.00         ZZ
                          360                167,200.00         1
                          7.3750             1027.58            80
                          7.1250             1027.58
ALBANY        OR 97321    1                  07/11/06           00
0429683436                05                 09/01/06           0.0000
0429683436                O                  08/01/36
0

10785109      E22/G02     F                  114,400.00         ZZ
                          360                114,400.00         1
                          8.0000             839.43             80
                          7.7500             839.43
PROVO         UT 84606    1                  07/07/06           00
0429687064                05                 09/01/06           0.0000
0429687064                N                  08/01/36
0

10785131      E22/G02     F                  94,500.00          ZZ
                          360                94,500.00          1
                          7.2500             644.66             90
                          7.0000             644.66
GATLINBURG    TN 37738    1                  07/10/06           10
0428707392                05                 09/01/06           25.0000
0428707392                O                  08/01/36
0

10785135      E22/G02     F                  165,400.00         ZZ
                          360                165,400.00         1
                          7.5000             1033.75            80
                          7.2500             1033.75
MOUNT PLEASANTSC 29466    1                  07/12/06           00
0429082613                01                 09/01/06           0.0000
0429082613                N                  08/01/36
0

10785137      E22/G02     F                  79,120.00          ZZ
                          360                79,120.00          1
                          7.2500             539.74             80
                          7.0000             539.74
ALMONT        MI 48003    1                  07/11/06           00
0429290117                05                 09/01/06           0.0000
0429290117                O                  08/01/36
0

10786199      225/G02     F                  698,400.00         ZZ
                          360                696,425.17         1
                          6.7500             4529.81            80
                          6.5000             4529.81
REDONDO BEACH CA 90278    5                  05/09/06           00
0441689866                05                 07/01/06           0.0000
007838261                 O                  06/01/36
0

10786289      225/G02     F                  780,000.00         ZZ
                          360                779,360.64         1
                          7.0000             5189.36            78
                          6.7500             5189.36
ESCONDIDO     CA 92025    5                  06/08/06           00
0441689759                05                 08/01/06           0.0000
007842007                 O                  07/01/36
0

10786843      E82/G02     F                  111,700.00         ZZ
                          360                111,700.00         1
                          7.5000             781.02             80
                          7.2500             781.02
CHARLOTTE     NC 28262    2                  07/07/06           00
0401272752                05                 09/01/06           0.0000
0401272752                N                  08/01/36
0

10786867      E82/G02     F                  116,300.00         T
                          360                116,300.00         1
                          7.3750             803.26             72
                          7.1250             803.26
SEBASTIAN     FL 32958    2                  07/06/06           00
0401267026                05                 09/01/06           0.0000
0401267026                O                  08/01/36
0

10786891      E82/G01     F                  162,500.00         ZZ
                          360                162,500.00         1
                          6.8750             1067.51            94
                          6.6250             1067.51
SWANSEA       IL 62226    2                  07/07/06           04
0401276571                05                 09/01/06           30.0000
0401276571                O                  08/01/36
0

10786899      E82/G02     F                  115,750.00         ZZ
                          360                115,750.00         1
                          7.1250             779.83             50
                          6.8750             779.83
UNIONDALE     NY 11553    2                  07/07/06           00
0401279807                05                 09/01/06           0.0000
0401279807                O                  08/01/36
0

10786903      E82/G02     F                  380,400.00         ZZ
                          360                380,400.00         1
                          6.3750             2373.20            50
                          6.1250             2373.20
TUSTIN        CA 92782    5                  06/30/06           00
0401275987                03                 09/01/06           0.0000
0401275987                N                  08/01/36
0

10787191      U05/G02     F                  647,500.00         T
                          360                647,500.00         1
                          6.6250             3574.74            70
                          6.3750             3574.74
BOISE         ID 83712    1                  06/23/06           00
0441653268                05                 08/01/06           0.0000
3000974182                O                  07/01/36
0

10787607      225/225     F                  221,430.00         ZZ
                          360                221,056.87         1
                          6.8750             1454.64            80
                          6.6250             1454.64
CONROE        TX 77384    1                  06/01/06           00
003934647                 03                 07/01/06           0.0000
003934647                 O                  06/01/36
0

10787609      225/225     F                  176,000.00         ZZ
                          360                175,851.67         1
                          6.8750             1156.19            80
                          6.6250             1156.19
OCALA         FL 34470    1                  06/07/06           00
003941891                 05                 08/01/06           0.0000
003941891                 O                  07/01/36
0

10787617      225/225     F                  191,250.00         ZZ
                          360                190,943.21         1
                          7.1250             1288.49            75
                          6.8750             1288.49
MIAMI         FL 33169    1                  05/31/06           00
003955873                 05                 07/01/06           0.0000
003955873                 O                  06/01/36
0

10787621      225/225     F                  207,920.00         ZZ
                          360                207,920.00         1
                          6.6250             1147.89            80
                          6.3750             1147.89
CONYERS       GA 30094    1                  06/22/06           00
003956362                 03                 08/01/06           0.0000
003956362                 O                  07/01/36
0

10787623      225/225     F                  430,000.00         ZZ
                          360                429,647.53         1
                          7.0000             2860.80            70
                          6.7500             2860.80
MIAMI         FL 33176    5                  06/22/06           00
003957419                 05                 08/01/06           0.0000
003957419                 O                  07/01/36
0

10787629      225/225     F                  218,800.00         ZZ
                          360                218,625.01         1
                          7.1250             1474.10            80
                          6.8750             1474.10
GLEN SAINT MARFL 32040    1                  06/16/06           00
003959179                 05                 08/01/06           0.0000
003959179                 O                  07/01/36
0

10787631      225/225     F                  146,300.00         ZZ
                          360                146,300.00         1
                          6.8750             838.18             80
                          6.6250             838.18
DORAL         FL 33166    1                  06/20/06           00
003960261                 01                 08/01/06           0.0000
003960261                 N                  07/01/36
0

10787633      225/225     F                  188,000.00         ZZ
                          360                187,845.37         1
                          7.0000             1250.77            80
                          6.7500             1250.77
CARROLLTON    TX 75007    1                  06/23/06           00
003960477                 03                 08/01/06           0.0000
003960477                 O                  07/01/36
0

10787635      225/225     F                  493,000.00         ZZ
                          360                492,643.18         1
                          7.6250             3489.42            72
                          7.3750             3489.42
GAINESVILLE   GA 30506    5                  06/19/06           00
003960616                 03                 08/01/06           0.0000
003960616                 O                  07/01/36
0

10787637      225/225     F                  134,300.00         ZZ
                          360                134,187.17         1
                          6.8750             882.26             80
                          6.6250             882.26
MYRTLE BEACH  SC 29588    1                  06/20/06           00
003961130                 03                 08/01/06           0.0000
003961130                 O                  07/01/36
0

10787643      225/225     F                  810,000.00         ZZ
                          360                809,319.51         1
                          6.8750             5321.12            60
                          6.6250             5321.12
WEST PALM BEACFL 33401    5                  06/09/06           00
003961596                 05                 08/01/06           0.0000
003961596                 N                  07/01/36
0

10787645      225/225     F                  285,000.00         ZZ
                          360                284,766.39         1
                          7.0000             1896.11            64
                          6.7500             1896.11
VERO BEACH    FL 32962    5                  06/19/06           00
003962199                 05                 08/01/06           0.0000
003962199                 O                  07/01/36
0

10787647      225/225     F                  192,000.00         ZZ
                          360                191,834.69         1
                          6.7500             1245.31            80
                          6.5000             1245.31
ARAB          AL 35016    1                  06/19/06           00
003962245                 05                 08/01/06           0.0000
003962245                 O                  07/01/36
0

10787649      225/225     F                  294,000.00         ZZ
                          360                293,764.90         1
                          7.1250             1980.73            71
                          6.8750             1980.73
MIAMI         FL 33187    5                  06/15/06           00
003962307                 05                 08/01/06           0.0000
003962307                 O                  07/01/36
0

10787659      225/225     F                  268,800.00         ZZ
                          360                268,590.31         1
                          7.2500             1833.69            80
                          7.0000             1833.69
SATELLITE BEACFL 32937    5                  06/13/06           00
003962825                 05                 08/01/06           0.0000
003962825                 O                  07/01/36
0

10787665      225/225     F                  192,000.00         ZZ
                          360                191,838.70         1
                          6.8750             1261.30            80
                          6.6250             1261.30
MARTINEZ      GA 30907    1                  06/21/06           00
003963662                 05                 08/01/06           0.0000
003963662                 O                  07/01/36
0

10787669      225/225     F                  648,000.00         ZZ
                          360                647,455.58         1
                          6.8750             4256.90            50
                          6.6250             4256.90
LARGO         FL 33770    5                  06/21/06           00
003963880                 05                 08/01/06           0.0000
003963880                 O                  07/01/36
0

10787675      225/225     F                  359,600.00         ZZ
                          360                359,297.89         1
                          6.8750             2362.32            80
                          6.6250             2362.32
CANTON        GA 30115    1                  06/16/06           00
003964006                 03                 08/01/06           0.0000
003964006                 O                  07/01/36
0

10787677      225/225     F                  102,120.00         ZZ
                          360                102,120.00         1
                          6.7500             574.43             80
                          6.5000             574.43
FORT WORTH    TX 76179    1                  06/22/06           00
003964550                 03                 08/01/06           0.0000
003964550                 O                  07/01/36
0

10787679      225/225     F                  160,000.00         ZZ
                          360                159,858.83         1
                          6.6250             1024.50            49
                          6.3750             1024.50
OVIEDO        FL 32765    1                  06/26/06           00
003966610                 03                 08/01/06           0.0000
003966610                 O                  07/01/36
0

10787681      225/225     F                  456,950.00         ZZ
                          360                456,556.50         1
                          6.7500             2963.77            70
                          6.5000             2963.77
WILMINGTON    NC 28411    5                  06/14/06           00
005699371                 05                 08/01/06           0.0000
005699371                 O                  07/01/36
0

10787685      225/225     F                  115,000.00         ZZ
                          360                114,908.03         1
                          7.1250             774.78             54
                          6.8750             774.78
JIM THORPE    PA 18229    1                  06/23/06           00
005979871                 03                 08/01/06           0.0000
005979871                 O                  07/01/36
0

10787699      225/225     F                  600,000.00         T
                          360                599,531.94         1
                          7.2500             4093.06            80
                          7.0000             4093.06
ROME          GA 30165    1                  06/15/06           00
005995733                 05                 08/01/06           0.0000
005995733                 O                  07/01/36
0

10787701      225/225     F                  325,000.00         ZZ
                          360                324,477.15         1
                          7.1250             2189.59            77
                          6.8750             2189.59
WEDDINGTON    NC 28104    1                  05/17/06           00
005996152                 05                 07/01/06           0.0000
005996152                 O                  06/01/36
0

10787703      225/225     F                  340,000.00         ZZ
                          360                339,700.46         1
                          7.7500             2435.80            80
                          7.5000             2435.80
KIRKWOOD      PA 17636    5                  06/12/06           00
005996590                 05                 08/01/06           0.0000
005996590                 O                  07/01/36
0

10787705      225/225     F                  98,400.00          ZZ
                          360                98,317.33          1
                          6.8750             646.42             80
                          6.6250             646.42
HURT          VA 24563    5                  06/22/06           00
005997628                 05                 08/01/06           0.0000
005997628                 O                  07/01/36
0

10787713      225/225     F                  193,000.00         T
                          360                192,837.86         1
                          6.8750             1267.87            70
                          6.6250             1267.87
FORT MYERS    FL 33913    2                  06/12/06           00
005999183                 01                 08/01/06           0.0000
005999183                 O                  07/01/36
0

10787715      225/225     F                  432,000.00         ZZ
                          360                431,307.03         1
                          7.1250             2910.46            80
                          6.8750             2910.46
SAFETY HARBOR FL 34695    5                  05/02/06           00
005999391                 05                 07/01/06           0.0000
005999391                 O                  06/01/36
0

10787717      225/225     F                  780,000.00         ZZ
                          360                776,373.41         1
                          7.2500             5320.97            80
                          7.0000             5320.97
VIRGINIA BEACHVA 23455    5                  06/16/06           00
005999635                 05                 08/01/06           0.0000
005999635                 O                  07/01/36
0

10787721      225/225     F                  80,000.00          ZZ
                          360                79,856.51          1
                          6.6250             512.25             43
                          6.3750             512.25
BOYERTOWN     PA 19512    1                  06/27/06           00
006317410                 05                 08/01/06           0.0000
006317410                 O                  07/01/36
0

10787729      225/225     F                  288,000.00         ZZ
                          360                287,775.33         1
                          7.2500             1964.67            80
                          7.0000             1964.67
HALEDON       NJ 07508    1                  06/07/06           00
006320398                 05                 08/01/06           0.0000
006320398                 O                  07/01/36
0

10787737      225/225     F                  311,200.00         ZZ
                          360                310,712.77         1
                          7.2500             2122.93            80
                          7.0000             2122.93
ORLANDO       FL 32828    5                  05/26/06           00
006321010                 05                 07/01/06           0.0000
006321010                 O                  06/01/36
0

10787751      225/225     F                  148,800.00         T
                          360                148,683.92         1
                          7.2500             1015.08            80
                          7.0000             1015.08
MIAMI         FL 33179    1                  06/15/06           00
006321938                 01                 08/01/06           0.0000
006321938                 O                  07/01/36
0

10787757      225/225     F                  152,800.00         ZZ
                          360                152,686.60         1
                          7.5000             1068.40            80
                          7.2500             1068.40
NEWARK        NJ 07103    5                  06/22/06           00
006322105                 05                 08/01/06           0.0000
006322105                 O                  07/01/36
0

10787761      225/225     F                  189,000.00         ZZ
                          360                188,833.25         1
                          6.6250             1210.19            56
                          6.3750             1210.19
MOORESVILLE   NC 28115    1                  06/15/06           00
006322265                 03                 08/01/06           0.0000
006322265                 O                  07/01/36
0

10787773      225/225     F                  390,000.00         ZZ
                          360                389,695.76         1
                          7.2500             2660.49            75
                          7.0000             2660.49
PORT CHARLOTTEFL 33980    5                  06/09/06           00
006322756                 05                 08/01/06           0.0000
006322756                 O                  07/01/36
0

10787791      225/225     F                  828,000.00         ZZ
                          360                827,321.30         1
                          7.0000             5508.70            79
                          6.7500             5508.70
KATONAH       NY 10536    5                  06/12/06           00
006323005                 05                 08/01/06           0.0000
006323005                 O                  07/01/36
0

10787795      225/225     F                  296,000.00         ZZ
                          360                296,000.00         1
                          6.8750             1695.83            80
                          6.6250             1695.83
LITTLE FERRY  NJ 07643    1                  06/21/06           00
006323384                 05                 08/01/06           0.0000
006323384                 O                  07/01/36
0

10787807      225/225     F                  203,950.00         ZZ
                          360                203,770.06         1
                          6.6250             1305.91            54
                          6.3750             1305.91
MIDLOTHIAN    VA 23114    1                  06/23/06           00
006323942                 05                 08/01/06           0.0000
006323942                 O                  07/01/36
0

10787819      225/225     F                  284,000.00         ZZ
                          360                284,000.00         1
                          7.1250             1686.25            80
                          6.8750             1686.25
CLIFTON       NJ 07013    1                  06/19/06           00
006324510                 05                 08/01/06           0.0000
006324510                 O                  07/01/36
0

10787823      225/225     F                  233,600.00         T
                          360                233,388.82         1
                          6.5000             1476.51            80
                          6.2500             1476.51
WARSAW        VA 22572    1                  06/19/06           00
006324621                 05                 08/01/06           0.0000
006324621                 O                  07/01/36
0

10787827      225/225     F                  328,000.00         ZZ
                          360                327,744.13         1
                          7.2500             2237.54            80
                          7.0000             2237.54
OAKRIDGE      NJ 07438    5                  06/14/06           00
006324688                 05                 08/01/06           0.0000
006324688                 O                  07/01/36
0

10787849      225/225     F                  135,920.00         ZZ
                          360                135,811.31         1
                          7.1250             915.72             80
                          6.8750             915.72
ENGLEWOOD     FL 34223    1                  06/09/06           00
006325215                 05                 08/01/06           0.0000
006325215                 O                  07/01/36
0

10787857      225/225     F                  235,000.00         ZZ
                          360                234,816.68         1
                          7.2500             1603.11            75
                          7.0000             1603.11
KEARNY        NJ 07032    5                  06/09/06           00
006325383                 05                 08/01/06           0.0000
006325383                 O                  07/01/36
0

10787865      225/225     F                  210,000.00         ZZ
                          360                209,823.58         1
                          6.8750             1379.55            37
                          6.6250             1379.55
LIGHTHOUSE POIFL 33064    1                  06/09/06           00
006325785                 05                 08/01/06           0.0000
006325785                 O                  07/01/36
0

10787881      225/225     F                  207,000.00         ZZ
                          360                206,997.53         2
                          6.8750             1185.94            60
                          6.6250             1185.94
WEST PALM BEACFL 33417    5                  06/09/06           00
006326295                 05                 08/01/06           0.0000
006326295                 N                  07/01/36
0

10787883      225/225     F                  187,920.00         ZZ
                          360                187,769.73         1
                          7.1250             1266.05            80
                          6.8750             1266.05
JACKSONVILLE  FL 32225    1                  06/15/06           00
006326666                 05                 08/01/06           0.0000
006326666                 O                  07/01/36
0

10787887      225/225     F                  290,000.00         ZZ
                          360                289,762.29         1
                          7.0000             1929.38            79
                          6.7500             1929.38
HAMPTON       VA 23664    2                  06/09/06           00
006326839                 05                 08/01/06           0.0000
006326839                 O                  07/01/36
0

10787889      225/225     F                  325,200.00         ZZ
                          360                324,920.01         1
                          6.7500             2109.24            60
                          6.5000             2109.24
MIAMI LAKES   FL 33014    2                  06/12/06           00
006327125                 05                 08/01/06           0.0000
006327125                 O                  07/01/36
0

10787895      225/225     F                  250,000.00         ZZ
                          360                249,795.07         1
                          7.0000             1663.26            37
                          6.7500             1663.26
ALLENTOWN     NJ 08501    2                  06/16/06           00
006327309                 05                 08/01/06           0.0000
006327309                 O                  07/01/36
0

10787897      225/225     F                  172,900.00         T
                          360                172,590.57         1
                          6.8750             1135.83            65
                          6.6250             1135.83
MYRTLE BEACH  SC 29572    1                  06/16/06           00
006327480                 01                 08/01/06           0.0000
006327480                 O                  07/01/36
0

10787899      225/225     F                  204,000.00         ZZ
                          360                203,844.77         1
                          7.3750             1408.98            80
                          7.1250             1408.98
CAPE CORAL    FL 33991    5                  06/12/06           00
006327485                 05                 08/01/06           0.0000
006327485                 O                  07/01/36
0

10787901      225/225     F                  267,000.00         ZZ
                          360                266,775.69         1
                          6.8750             1754.00            77
                          6.6250             1754.00
LINDEN        NJ 07036    5                  06/19/06           00
006327697                 05                 08/01/06           0.0000
006327697                 O                  07/01/36
0

10787917      225/225     F                  160,000.00         ZZ
                          360                159,862.24         1
                          6.7500             1037.76            69
                          6.5000             1037.76
GARDENS       FL 33410    5                  06/14/06           00
006328526                 03                 08/01/06           0.0000
006328526                 O                  07/01/36
0

10787919      225/225     F                  352,000.00         ZZ
                          360                351,757.76         1
                          7.8750             2552.24            80
                          7.6250             2552.24
OVIEDO        FL 32766    5                  06/19/06           00
006328548                 03                 08/01/06           0.0000
006328548                 O                  07/01/36
0

10787921      225/225     F                  264,000.00         ZZ
                          360                263,804.07         1
                          7.5000             1845.93            80
                          7.2500             1845.93
WELLINGTON    FL 33414    5                  06/19/06           00
006328688                 05                 08/01/06           0.0000
006328688                 O                  07/01/36
0

10787925      225/225     F                  171,000.00         ZZ
                          360                170,863.25         2
                          7.1250             1152.06            95
                          6.8750             1152.06
LAKELAND      FL 33809    1                  06/19/06           04
006328843                 05                 08/01/06           30.0000
006328843                 O                  07/01/36
0

10787929      225/225     F                  370,000.00         ZZ
                          360                369,665.52         1
                          6.5000             2338.65            65
                          6.2500             2338.65
RALEIGH       NC 27614    1                  06/22/06           00
006329194                 03                 08/01/06           0.0000
006329194                 O                  07/01/36
0

10787935      225/225     F                  180,950.00         ZZ
                          360                180,790.35         1
                          6.6250             1158.64            70
                          6.3750             1158.64
WALDORF       MD 20602    1                  06/22/06           00
006329457                 03                 08/01/06           0.0000
006329457                 N                  07/01/36
0

10787941      225/225     F                  184,500.00         T
                          360                184,356.07         1
                          7.2500             1258.62            90
                          7.0000             1258.62
NAPLES        FL 34119    1                  06/21/06           11
006329733                 01                 08/01/06           25.0000
006329733                 O                  07/01/36
0

10787955      225/225     F                  392,000.00         ZZ
                          360                391,678.68         1
                          7.0000             2607.99            80
                          6.7500             2607.99
BEAVERDAM     VA 23015    1                  06/22/06           00
006330432                 05                 08/01/06           0.0000
006330432                 O                  07/01/36
0

10787959      225/225     F                  132,300.00         ZZ
                          360                132,208.95         1
                          7.8750             959.27             90
                          7.6250             959.27
LITHONIA      GA 30038    1                  06/26/06           11
006331057                 05                 08/01/06           25.0000
006331057                 N                  07/01/36
0

10787963      225/225     F                  160,200.00         T
                          360                160,075.03         1
                          7.2500             1092.85            90
                          7.0000             1092.85
HARTFORD      CT 06106    1                  06/16/06           11
006332839                 05                 08/01/06           25.0000
006332839                 O                  07/01/36
0

10787965      225/225     F                  412,800.00         ZZ
                          360                412,477.98         1
                          7.2500             2816.02            80
                          7.0000             2816.02
BOCA RATON    FL 33487    1                  06/15/06           00
006333613                 03                 08/01/06           0.0000
006333613                 O                  07/01/36
0

10787969      225/225     F                  170,000.00         ZZ
                          360                169,867.38         1
                          7.2500             1159.70            74
                          7.0000             1159.70
TAMPA         FL 33634    5                  06/20/06           00
006333917                 03                 08/01/06           0.0000
006333917                 O                  07/01/36
0

10787971      225/225     F                  193,520.00         ZZ
                          360                193,520.00         1
                          6.8750             1108.71            80
                          6.6250             1108.71
ROSWELL       GA 30076    1                  06/08/06           00
008976186                 05                 08/01/06           0.0000
008976186                 O                  07/01/36
0

10787973      225/225     F                  386,000.00         ZZ
                          360                385,667.66         1
                          6.7500             2503.59            80
                          6.5000             2503.59
MIDLAND       NC 28107    1                  06/16/06           00
008976190                 05                 08/01/06           0.0000
008976190                 O                  07/01/36
0

10787991      P44/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.7500             1432.82            80
                          7.5000             1432.82
SOUTHBRIDGE   MA 01550    5                  06/30/06           00
0441647757                05                 09/01/06           0.0000
0606050005                O                  08/01/36
0

10788001      253/253     F                  475,000.00         ZZ
                          360                474,580.92         1
                          6.6250             3041.48            41
                          6.3750             3041.48
NOVATO        CA 94945    1                  06/26/06           00
666957                    05                 08/01/06           0.0000
666957                    O                  07/01/36
0

10788023      Z73/Z73     F                  101,600.00         ZZ
                          360                101,522.69         1
                          7.3750             701.73             80
                          7.1250             701.73
COLUMBIA      MO 65203    1                  07/07/06           00
00001000000861            05                 09/01/06           0.0000
00001000000861            O                  08/01/36
0

10788237      F34/G02     F                  113,250.00         ZZ
                          360                113,250.00         1
                          6.8750             648.83             75
                          6.6250             648.83
RIDGELAND     MS 39157    5                  06/30/06           00
0441654589                01                 08/01/06           0.0000
4900408667                N                  07/01/36
0

10788253      H49/G02     F                  168,000.00         ZZ
                          360                167,887.28         1
                          8.0000             1232.72            80
                          7.7500             1232.72
SHAWNEE       KS 66226    1                  06/23/06           00
0441656295                03                 08/01/06           0.0000
754645317                 N                  07/01/36
0

10788301      X21/G02     F                  87,450.00          ZZ
                          360                87,383.45          1
                          7.3750             604.00             70
                          7.1250             604.00
FAYETTEVILLE  PA 17222    5                  06/26/06           00
0441651528                05                 08/01/06           0.0000
0000501528                O                  07/01/36
0

10788327      U05/G02     F                  545,000.00         ZZ
                          360                545,000.00         1
                          7.1250             3235.94            58
                          6.8750             3235.94
INDIAN WELLS  CA 92210    1                  06/23/06           00
0441653235                05                 08/01/06           0.0000
3000966985                N                  07/01/36
0

10788345      Y53/G02     F                  213,750.00         ZZ
                          360                213,750.00         1
                          7.0000             1246.88            75
                          6.7500             1246.88
MEDFORD       OR 97501    2                  06/22/06           00
0441648615                05                 08/01/06           0.0000
2006084902                N                  07/01/36
0

10788401      253/253     F                  208,500.00         T
                          360                208,500.00         1
                          7.6250             1324.85            70
                          7.3750             1324.85
SURPRISE      AZ 85387    1                  07/05/06           00
656022                    03                 09/01/06           0.0000
656022                    O                  08/01/36
0

10788517      825/G02     F                  275,200.00         ZZ
                          360                275,200.00         1
                          7.2500             1662.67            80
                          7.0000             1662.67
LONGMONT      CO 80503    1                  07/07/06           00
0441653490                05                 09/01/06           0.0000
070-06                    O                  08/01/36
0

10788585      B39/G02     F                  173,500.00         ZZ
                          360                173,500.00         2
                          7.7500             1242.98            62
                          7.5000             1242.98
MINNEAPOLIS   MN 55411    2                  07/11/06           00
0441643855                05                 09/01/06           0.0000
F06400051                 N                  08/01/36
0

10788697      L68/G02     F                  715,000.00         ZZ
                          360                715,000.00         1
                          7.2500             4877.56            65
                          7.0000             4877.56
SUISUN CITY   CA 94585    1                  07/05/06           00
0441661253                05                 09/01/06           0.0000
0000011947                O                  08/01/36
0

10788833      L21/G02     F                  272,000.00         ZZ
                          360                271,782.48         1
                          7.1250             1832.52            80
                          6.8750             1832.52
PLAINFIELD    CT 06374    1                  06/30/06           00
0441646510                05                 08/01/06           0.0000
52512171                  O                  07/01/36
0

10789083      E22/G02     F                  72,000.00          ZZ
                          360                72,000.00          1
                          7.7500             515.82             80
                          7.5000             515.82
GRAYLING      MI 49738    5                  07/08/06           00
0428896641                05                 09/01/06           0.0000
0428896641                O                  08/01/36
0

10789091      E22/G02     F                  98,360.00          ZZ
                          360                98,360.00          1
                          6.1250             597.65             80
                          5.8750             597.65
EL PASO       TX 79936    1                  07/12/06           00
0429022056                05                 09/01/06           0.0000
0429022056                O                  08/01/36
0

10789095      E22/G02     F                  158,000.00         ZZ
                          360                158,000.00         2
                          7.7500             1020.42            80
                          7.5000             1020.42
BEAVERTON     OR 97005    1                  07/03/06           00
0429035660                05                 09/01/06           0.0000
0429035660                N                  08/01/36
0

10789105      E22/G02     F                  104,000.00         ZZ
                          360                104,000.00         2
                          7.7500             745.07             80
                          7.5000             745.07
ROUND ROCK    TX 78664    1                  07/11/06           00
0429084247                05                 09/01/06           0.0000
0429084247                N                  08/01/36
0

10789115      E22/G02     F                  580,000.00         ZZ
                          360                579,590.64         1
                          7.7500             4155.19            80
                          7.5000             4155.19
SARASOTA      FL 34236    1                  06/29/06           00
0429151277                05                 08/01/06           0.0000
0429151277                O                  07/01/36
0

10789129      E22/G02     F                  317,600.00         ZZ
                          360                317,600.00         1
                          7.3750             2193.58            80
                          7.1250             2193.58
CARSON CITY   NV 89701    1                  07/10/06           00
0429253248                05                 09/01/06           0.0000
0429253248                O                  08/01/36
0

10789153      E22/G02     F                  560,000.00         ZZ
                          360                560,000.00         1
                          7.6250             3963.64            80
                          7.3750             3963.64
HOLLYWOOD     FL 33020    1                  07/13/06           00
0429304231                05                 09/01/06           0.0000
0429304231                O                  08/01/36
0

10789169      E22/G02     F                  308,000.00         ZZ
                          360                308,000.00         1
                          7.8750             2021.25            80
                          7.6250             2021.25
ELMHURST      IL 60126    1                  07/13/06           00
0429337819                05                 09/01/06           0.0000
0429337819                O                  08/01/36
0

10789171      E22/G02     F                  103,400.00         ZZ
                          360                103,400.00         1
                          7.6250             731.86             75
                          7.3750             731.86
CONYERS       GA 30013    2                  07/13/06           00
0429340623                05                 09/01/06           0.0000
0429340623                N                  08/01/36
0

10789175      E22/G02     F                  246,400.00         ZZ
                          360                246,400.00         1
                          7.5000             1540.00            80
                          7.2500             1540.00
GRANTS PASS   OR 97526    1                  07/11/06           00
0429354103                05                 09/01/06           0.0000
0429354103                O                  08/01/36
0

10789177      E22/G02     F                  60,000.00          ZZ
                          360                60,000.00          1
                          7.3750             414.41             80
                          7.1250             414.41
BIRMINGHAM    AL 35206    1                  07/13/06           00
0429358765                05                 09/01/06           0.0000
0429358765                N                  08/01/36
0

10789181      E22/G02     F                  336,000.00         ZZ
                          360                336,000.00         1
                          7.2500             2030.00            80
                          7.0000             2030.00
SAN RAFAEL    CA 94901    5                  07/03/06           00
0429363351                01                 09/01/06           0.0000
0429363351                O                  08/01/36
0

10789187      E22/G02     F                  284,000.00         ZZ
                          360                284,000.00         1
                          7.1250             1686.25            80
                          6.8750             1686.25
DENVILLE      NJ 07834    1                  07/13/06           00
0429368954                01                 09/01/06           0.0000
0429368954                O                  08/01/36
0

10789207      E22/G02     F                  179,920.00         ZZ
                          360                179,920.00         1
                          7.2500             1087.02            80
                          7.0000             1087.02
SAN ANTONIO   TX 78229    1                  07/13/06           00
0429401326                05                 09/01/06           0.0000
0429401326                O                  08/01/36
0

10789223      E22/G02     F                  142,400.00         ZZ
                          360                142,400.00         1
                          7.7500             1020.17            80
                          7.5000             1020.17
MISSOURI CITY TX 77459    1                  07/12/06           00
0429428204                03                 09/01/06           0.0000
0429428204                N                  08/01/36
0

10789227      E22/G02     F                  204,000.00         ZZ
                          360                204,000.00         1
                          6.6250             1306.23            39
                          6.3750             1306.23
LONG BEACH    CA 90815    2                  07/06/06           00
0429432206                05                 09/01/06           0.0000
0429432206                N                  08/01/36
0

10789233      E22/G02     F                  94,760.00          ZZ
                          360                94,760.00          1
                          7.3750             654.48             80
                          7.1250             654.48
HERMITAGE     TN 37076    1                  07/13/06           00
0429449200                05                 09/01/06           0.0000
0429449200                N                  08/01/36
0

10789243      E22/G01     F                  204,000.00         ZZ
                          360                204,000.00         1
                          6.7500             1147.50            80
                          6.5000             1147.50
TACOMA        WA 98445    5                  07/06/06           00
0429462096                05                 09/01/06           0.0000
0429462096                O                  08/01/36
0

10789247      E22/G02     F                  159,960.00         ZZ
                          360                159,960.00         1
                          7.1250             1077.68            80
                          6.8750             1077.68
BAKERSFIELD   CA 93307    1                  07/10/06           00
0429465321                05                 09/01/06           0.0000
0429465321                O                  08/01/36
0

10789255      E22/G02     F                  123,740.00         ZZ
                          360                123,740.00         1
                          7.7500             799.15             75
                          7.5000             799.15
WEST PALM BEACFL 33411    1                  07/13/06           00
0429469943                01                 09/01/06           0.0000
0429469943                N                  08/01/36
0

10789261      E22/G02     F                  303,000.00         ZZ
                          360                303,000.00         1
                          7.3750             2092.75            73
                          7.1250             2092.75
EDISON        NJ 08817    5                  07/07/06           00
0429481658                05                 09/01/06           0.0000
0429481658                O                  08/01/36
0

10789265      E22/G02     F                  186,200.00         ZZ
                          360                186,200.00         1
                          7.2500             1124.96            70
                          7.0000             1124.96
OREGON CITY   OR 97045    1                  07/12/06           00
0429496342                05                 09/01/06           0.0000
0429496342                O                  08/01/36
0

10789267      E22/G02     F                  167,200.00         ZZ
                          360                167,200.00         1
                          6.7500             1084.46            80
                          6.5000             1084.46
ARVADA        CO 80002    1                  07/13/06           00
0429501505                05                 09/01/06           0.0000
0429501505                O                  08/01/36
0

10789269      E22/G02     F                  166,000.00         ZZ
                          360                166,000.00         1
                          7.8750             1089.38            80
                          7.6250             1089.38
BROOKLYN PARK MN 55443    1                  07/13/06           00
0429501794                05                 09/01/06           0.0000
0429501794                O                  08/01/36
0

10789281      E22/G02     F                  174,400.00         ZZ
                          360                174,400.00         1
                          7.6250             1108.17            80
                          7.3750             1108.17
PHOENIX       AZ 85033    1                  07/12/06           00
0429521149                05                 09/01/06           0.0000
0429521149                O                  08/01/36
0

10789285      E22/G02     F                  84,900.00          ZZ
                          360                84,900.00          1
                          7.6250             539.47             78
                          7.3750             539.47
LAND O' LAKES FL 34639    1                  07/13/06           00
0429534415                01                 09/01/06           0.0000
0429534415                O                  08/01/36
0

10789329      E22/G02     F                  163,280.00         ZZ
                          360                163,280.00         1
                          7.5000             1020.50            80
                          7.2500             1020.50
OLYMPIA       WA 98512    1                  07/10/06           00
0429582745                05                 09/01/06           0.0000
0429582745                O                  08/01/36
0

10789337      E22/G02     F                  108,000.00         ZZ
                          360                108,000.00         1
                          8.2500             742.50             80
                          8.0000             742.50
CHICAGO       IL 60628    1                  07/13/06           00
0429594849                05                 09/01/06           0.0000
0429594849                N                  08/01/36
0

10789359      E22/G02     F                  170,000.00         ZZ
                          360                170,000.00         1
                          6.6250             938.54             39
                          6.3750             938.54
THOUSAND OAKS CA 91360    5                  07/07/06           00
0429629520                01                 09/01/06           0.0000
0429629520                O                  08/01/36
0

10789371      E22/G02     F                  274,880.00         ZZ
                          360                274,880.00         1
                          7.2500             1660.73            80
                          7.0000             1660.73
BRENTWOOD     TN 37027    1                  07/13/06           00
0429641376                03                 09/01/06           0.0000
0429641376                O                  08/01/36
0

10789403      E22/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          8.0000             1115.32            80
                          7.7500             1115.32
PROVO         UT 84604    1                  07/11/06           00
0429687122                05                 09/01/06           0.0000
0429687122                N                  08/01/36
0

10789411      E22/G02     F                  86,400.00          ZZ
                          360                86,400.00          1
                          8.2500             594.00             80
                          8.0000             594.00
HOUSTON       TX 77055    1                  07/13/06           00
0429726607                05                 09/01/06           0.0000
0429726607                N                  08/01/36
0

10789433      E22/G02     F                  111,200.00         ZZ
                          360                111,200.00         1
                          7.5000             695.00             80
                          7.2500             695.00
TRENTON       NJ 08611    1                  07/13/06           00
0429589732                05                 09/01/06           0.0000
0429589732                N                  08/01/36
0

10789683      E82/G02     F                  115,000.00         ZZ
                          360                115,000.00         1
                          7.0000             765.10             80
                          6.7500             765.10
LAWRENCEVILLE GA 30044    5                  07/07/06           00
0401276910                05                 09/01/06           0.0000
0401276910                N                  08/01/36
0

10789691      E82/G02     F                  131,600.00         ZZ
                          360                131,600.00         1
                          7.2500             795.08             80
                          7.0000             795.08
FORT WORTH    TX 76179    1                  07/13/06           00
0401286083                03                 09/01/06           0.0000
0401286083                O                  08/01/36
0

10789693      E82/G02     F                  148,000.00         ZZ
                          360                148,000.00         1
                          7.2500             1009.62            100
                          7.0000             1009.62
INDIANAPOLIS  IN 46236    2                  07/03/06           04
0401256573                03                 09/01/06           35.0000
0401256573                O                  08/01/36
0

10790257      975/G02     F                  474,500.00         ZZ
                          360                474,091.46         4
                          6.7500             3077.60            65
                          6.5000             3077.60
WHITTIER AREA CA 90605    5                  06/27/06           00
0441663697                05                 08/01/06           0.0000
2061771                   O                  07/01/36
0

10790275      253/253     F                  225,600.00         ZZ
                          360                225,600.00         1
                          7.5000             1577.43            80
                          7.2500             1577.43
DILLON        CO 80435    1                  07/07/06           00
667590                    05                 09/01/06           0.0000
667590                    N                  08/01/36
0

10790307      L21/G02     F                  292,000.00         ZZ
                          360                292,000.00         1
                          7.0000             1703.33            59
                          6.7500             1703.33
CITY OF LINWOONJ 08221    5                  06/27/06           00
0441648565                05                 08/01/06           0.0000
52510516                  O                  07/01/36
0

10790427      T51/G02     F                  216,000.00         ZZ
                          360                215,854.77         1
                          7.9900             1583.43            80
                          7.7400             1583.43
BURLINGTON    WI 53105    5                  06/26/06           00
0441689569                05                 08/01/06           0.0000
27081                     O                  07/01/36
0

10790447      G52/G02     F                  650,000.00         ZZ
                          360                650,000.00         1
                          6.6250             3588.54            42
                          6.3750             3588.54
CARMEL        CA 93923    2                  06/23/06           00
0441657723                05                 08/01/06           0.0000
1197725837                O                  07/01/36
0

10790449      G52/G02     F                  194,750.00         ZZ
                          360                194,590.36         1
                          7.0000             1295.68            95
                          6.7500             1295.68
HENDERSONVILLETN 37075    1                  06/23/06           04
0441643848                05                 08/01/06           30.0000
1399624363                O                  07/01/36
0

10790451      G52/G02     F                  194,750.00         ZZ
                          360                194,601.81         1
                          7.3750             1345.09            95
                          7.1250             1345.09
PHOENIX       AZ 85040    1                  06/27/06           10
0441644192                05                 08/01/06           30.0000
1620890635                O                  07/01/36
0

10790453      G52/G02     F                  160,550.00         ZZ
                          360                160,411.77         1
                          6.7500             1041.32            95
                          6.5000             1041.32
POINT         TX 75472    1                  06/28/06           10
0441645785                05                 08/01/06           30.0000
2195826321                O                  07/01/36
0

10790455      G52/G02     F                  699,000.00         ZZ
                          360                699,000.00         4
                          6.8750             4004.69            70
                          6.6250             4004.69
BURBANK       CA 91502    1                  06/19/06           00
0441646106                05                 08/01/06           0.0000
2551521267                N                  07/01/36
0

10790457      G52/G02     F                  175,750.00         ZZ
                          360                175,612.90         1
                          7.2500             1198.92            95
                          7.0000             1198.92
GLENDALE      AZ 85302    1                  06/30/06           10
0441657632                03                 08/01/06           30.0000
2650143013                O                  07/01/36
0

10790459      G52/G02     F                  436,000.00         ZZ
                          360                435,624.61         1
                          6.7500             2827.89            79
                          6.5000             2827.89
CAVE CREEK    AZ 85331    1                  06/23/06           00
0441644333                05                 08/01/06           0.0000
2998935587                O                  07/01/36
0

10790461      G52/G02     F                  1,000,000.00       ZZ
                          360                999,159.88         1
                          6.8750             6569.29            78
                          6.6250             6569.29
ROCKVILLE CENTNY 11570    1                  06/28/06           00
0441644267                05                 08/01/06           0.0000
3120002761                O                  07/01/36
0

10790463      G52/G02     F                  359,600.00         ZZ
                          360                359,297.89         1
                          6.8750             2362.32            80
                          6.6250             2362.32
BOISE         ID 83705    1                  06/28/06           00
0441645645                05                 08/01/06           0.0000
3250607927                N                  07/01/36
0

10790465      G52/G02     F                  527,200.00         ZZ
                          360                527,200.00         1
                          7.0000             3075.33            80
                          6.7500             3075.33
CHAPIN        SC 29036    1                  06/27/06           00
0441633492                03                 08/01/06           0.0000
3425067738                O                  07/01/36
0

10790467      G52/G02     F                  512,000.00         ZZ
                          360                512,000.00         1
                          6.8750             2933.33            80
                          6.6250             2933.33
LAS VEGAS     NV 89117    1                  06/28/06           00
0441646742                05                 08/01/06           0.0000
3425433389                O                  07/01/36
0

10790469      G52/G02     F                  640,000.00         ZZ
                          360                639,488.20         1
                          7.1250             4311.80            80
                          6.8750             4311.80
WAHIAWA       HI 96786    5                  06/23/06           00
0441644291                05                 08/01/06           0.0000
3499915597                O                  07/01/36
0

10790475      G52/G02     F                  644,000.00         ZZ
                          360                644,000.00         1
                          6.7500             3622.50            70
                          6.5000             3622.50
CHULA VISTA   CA 91913    5                  06/16/06           00
0441644390                03                 08/01/06           0.0000
4566236035                O                  07/01/36
0

10790477      G52/G02     F                  288,000.00         ZZ
                          360                287,758.05         1
                          6.8750             1891.95            80
                          6.6250             1891.95
LEHI          UT 84043    5                  06/28/06           00
0441642915                05                 08/01/06           0.0000
4755048658                O                  07/01/36
0

10790483      G52/G02     F                  70,000.00          T
                          360                69,946.74          1
                          7.3750             483.47             67
                          7.1250             483.47
AFTON         OK 74331    5                  06/23/06           00
0441646361                05                 08/01/06           0.0000
5494153989                O                  07/01/36
0

10790485      G52/G02     F                  312,000.00         ZZ
                          360                312,000.00         1
                          6.5000             1690.00            51
                          6.2500             1690.00
RYE           NH 03870    5                  06/26/06           00
0441633468                05                 08/01/06           0.0000
5840121266                O                  07/01/36
0

10790487      G52/G02     F                  500,500.00         ZZ
                          360                500,069.08         1
                          6.7500             3246.23            70
                          6.5000             3246.23
KANEOHE       HI 96744    5                  06/23/06           00
0441642956                05                 08/01/06           0.0000
6112969754                O                  07/01/36
0

10790491      G52/G02     F                  639,600.00         ZZ
                          360                639,075.73         1
                          7.0000             4255.27            80
                          6.7500             4255.27
BEDFORD       NH 03110    1                  06/30/06           00
0441645827                05                 08/01/06           0.0000
6226650288                O                  07/01/36
0

10790493      G52/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          7.1250             1068.75            80
                          6.8750             1068.75
TAMPA         FL 33603    5                  06/27/06           00
0441645488                05                 08/01/06           0.0000
6412316852                O                  07/01/36
0

10790495      G52/G02     F                  295,050.00         ZZ
                          360                294,802.12         1
                          6.8750             1938.27            95
                          6.6250             1938.27
WEST PALM BEACFL 33413    1                  06/23/06           10
0441646197                03                 08/01/06           30.0000
6528219740                O                  07/01/36
0

10790497      G52/G02     F                  137,200.00         ZZ
                          360                137,095.60         1
                          7.3750             947.61             95
                          7.1250             947.61
PHOENIX       AZ 85022    1                  06/21/06           10
0441635349                01                 08/01/06           30.0000
6900018801                N                  07/01/36
0

10790501      G52/G02     F                  542,500.00         ZZ
                          360                542,500.00         1
                          6.5000             2938.54            70
                          6.2500             2938.54
SCOTTSDALE    AZ 85251    5                  07/03/06           00
0441644374                05                 08/01/06           0.0000
7060621955                O                  07/01/36
0

10790503      G52/G02     F                  328,000.00         ZZ
                          360                327,717.60         1
                          6.7500             2127.40            80
                          6.5000             2127.40
FRISCO        TX 75034    1                  06/28/06           00
0441644283                03                 08/01/06           0.0000
7091440184                O                  07/01/36
0

10790505      G52/G02     F                  200,300.00         ZZ
                          360                200,300.00         1
                          7.3750             1231.01            95
                          7.1250             1231.01
GREEN VALLEY  AZ 85614    1                  06/21/06           10
0441645678                03                 08/01/06           30.0000
7096775910                O                  07/01/36
0

10790509      G52/G02     F                  285,000.00         ZZ
                          360                285,000.00         1
                          7.3750             1751.56            80
                          7.1250             1751.56
ELMWOOD PARK  IL 60707    5                  06/23/06           00
0441645793                05                 08/01/06           0.0000
7548514000                O                  07/01/36
0

10790513      G52/G02     F                  1,000,000.00       ZZ
                          360                1,000,000.00       1
                          6.7500             5625.00            62
                          6.5000             5625.00
KAILUA        HI 96734    1                  06/28/06           00
0441633856                05                 08/01/06           0.0000
7857135017                O                  07/01/36
0

10790515      G52/G02     F                  1,000,000.00       ZZ
                          360                999,139.02         1
                          6.7500             6485.98            62
                          6.5000             6485.98
CHATHAM TWP   NJ 07928    1                  06/28/06           00
0441633641                05                 08/01/06           0.0000
7969563085                O                  07/01/36
0

10790517      G52/G02     F                  450,000.00         ZZ
                          360                449,602.97         1
                          6.6250             2881.40            45
                          6.3750             2881.40
BURBANK       CA 91504    5                  06/23/06           00
0441644317                05                 08/01/06           0.0000
8340095867                O                  07/01/36
0

10790521      G52/G02     F                  162,400.00         ZZ
                          360                162,263.57         1
                          6.8750             1066.85            80
                          6.6250             1066.85
GRAY          ME 04039    1                  06/30/06           00
0441645819                05                 08/01/06           0.0000
8576843753                O                  07/01/36
0

10790523      G52/G02     F                  980,000.00         ZZ
                          360                979,176.68         1
                          6.8750             6437.90            80
                          6.6250             6437.90
BOCA RATON    FL 33486    1                  06/30/06           00
0441633559                03                 08/01/06           0.0000
9139758751                O                  07/01/36
0

10790525      G52/G02     F                  975,000.00         ZZ
                          360                975,000.00         1
                          7.6250             6195.31            75
                          7.3750             6195.31
HALEIWA       HI 96712    5                  06/26/06           00
0441644028                05                 08/01/06           0.0000
9140460391                N                  07/01/36
0

10790607      F89/G02     F                  712,500.00         ZZ
                          360                712,500.00         1
                          7.1250             4800.24            75
                          6.8750             4800.24
ORANGE        CA 92869    5                  07/03/06           00
0441657939                03                 09/01/06           0.0000
1160600075                N                  08/01/36
0

10791385      313/G02     F                  248,000.00         ZZ
                          360                248,000.00         1
                          7.2500             1498.34            80
                          7.0000             1498.34
MOUNT PLEASANTSC 29466    1                  06/30/06           00
0441649787                03                 08/01/06           0.0000
11220142                  O                  07/01/36
0

10791403      U38/G02     F                  132,000.00         ZZ
                          360                131,891.80         1
                          7.0000             878.20             46
                          6.7500             878.20
PORTLAND      OR 97203    2                  06/21/06           00
0441656303                05                 08/01/06           0.0000
82665                     N                  07/01/36
0

10791415      W02/G02     F                  238,400.00         ZZ
                          360                238,179.19         1
                          6.3750             1487.31            80
                          6.1250             1487.31
ZEELAND       MI 49464    5                  06/30/06           00
0441664547                05                 08/01/06           0.0000
90289870                  O                  07/01/36
0

10791451      U85/G02     F                  188,800.00         ZZ
                          360                188,800.00         1
                          7.0000             1101.33            80
                          6.7500             1101.33
FRANKLIN      IN 46131    2                  06/30/06           00
0441654175                05                 08/01/06           0.0000
0506040152                O                  07/01/36
0

10791461      313/G02     F                  232,000.00         ZZ
                          360                232,000.00         1
                          7.2500             1582.65            80
                          7.0000             1582.65
CHICAGO       IL 60643    5                  06/30/06           00
0441645009                05                 09/01/06           0.0000
11221835                  O                  08/01/36
0

10791575      G27/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.3750             737.50             22
                          7.1250             737.50
LOS ANGELES   CA 90032    5                  06/30/06           00
0441663101                05                 08/01/06           0.0000
357060015                 N                  07/01/36
0

10791617      AB6/G02     F                  109,800.00         ZZ
                          360                109,800.00         1
                          7.8750             796.13             90
                          7.6250             796.13
SEDALLA       MO 65301    1                  07/07/06           12
0441645611                05                 09/01/06           25.0000
155099                    O                  08/01/36
0

10791669      AB6/G02     F                  212,000.00         ZZ
                          360                212,000.00         1
                          7.7500             1518.79            79
                          7.5000             1518.79
LANCASTER     CA 93535    2                  07/06/06           00
0441651825                05                 09/01/06           0.0000
155109                    O                  08/01/36
0

10791847      225/G02     F                  298,200.00         ZZ
                          360                298,200.00         1
                          6.2500             1553.12            60
                          6.0000             1553.12
WHITTIER      CA 90606    5                  05/05/06           00
0441687464                05                 07/01/06           0.0000
7572039                   N                  06/01/36
0

10791861      225/G02     F                  367,500.00         ZZ
                          360                367,500.00         1
                          6.7500             2067.19            70
                          6.5000             2067.19
RIVERSIDE     CA 92508    1                  05/15/06           00
0441686060                05                 07/01/06           0.0000
7572301                   O                  06/01/36
0

10791873      225/G02     F                  270,000.00         ZZ
                          360                270,000.00         1
                          6.5000             1462.50            51
                          6.2500             1462.50
ROSEMEAD      CA 91770    5                  06/01/06           00
0441687332                05                 08/01/06           0.0000
7572397                   O                  07/01/36
0

10791877      225/G02     F                  208,000.00         ZZ
                          360                207,843.28         2
                          6.8750             1191.67            80
                          6.6250             1190.77
ENGLEWOOD     CO 80113    1                  06/05/06           00
0441687688                05                 07/01/06           0.0000
7572408                   N                  06/01/36
0

10791883      225/G02     F                  374,900.00         ZZ
                          360                374,900.00         1
                          7.1250             2225.97            79
                          6.8750             2225.97
SAN BERNARDINOCA 92407    1                  05/18/06           00
0441687217                05                 07/01/06           0.0000
7572431                   O                  06/01/36
0

10791909      225/G02     F                  391,800.00         ZZ
                          360                391,800.00         1
                          6.8750             2244.69            80
                          6.6250             2244.69
SIMPSONVILLE  SC 29681    1                  05/23/06           00
0441687613                03                 07/01/06           0.0000
7832794                   O                  06/01/36
0

10791921      225/G02     F                  156,000.00         ZZ
                          360                155,868.94         1
                          6.8750             1024.81            80
                          6.6250             1024.81
ST CLAIR SHOREMI 48082    5                  06/14/06           00
0441687175                05                 08/01/06           0.0000
7835354                   O                  07/01/36
0

10791953      225/G02     F                  435,500.00         ZZ
                          360                435,500.00         1
                          6.5000             2358.96            64
                          6.2500             2358.96
ALEXANDRIA    VA 22312    2                  06/23/06           00
0441686169                03                 08/01/06           0.0000
7837086                   N                  07/01/36
0

10791959      225/G02     F                  147,000.00         ZZ
                          360                147,000.00         1
                          6.6250             811.56             45
                          6.3750             811.56
SARASOTA      FL 34239    5                  05/22/06           00
0441685682                05                 07/01/06           0.0000
7837192                   O                  06/01/36
0

10791971      225/G02     F                  320,000.00         ZZ
                          360                319,696.37         1
                          6.2500             1970.30            60
                          6.0000             1970.30
LONG BEACH    CA 90808    2                  06/15/06           00
0441685245                05                 08/01/06           0.0000
7837503                   N                  07/01/36
0

10791973      225/G02     F                  168,000.00         ZZ
                          360                167,709.89         1
                          6.7500             1089.65            80
                          6.5000             1089.65
FRAZIER PARK  CA 93225    1                  05/22/06           00
0441687647                05                 07/01/06           0.0000
7837587                   O                  06/01/36
0

10791977      225/G02     F                  299,000.00         ZZ
                          360                298,716.29         2
                          6.2500             1841.00            59
                          6.0000             1841.00
LONG BEACH    CA 90805    5                  06/02/06           00
0441685500                05                 08/01/06           0.0000
7837653                   N                  07/01/36
0

10791981      225/G02     F                  238,500.00         ZZ
                          360                238,077.98         1
                          6.6250             1527.15            30
                          6.3750             1527.15
HUNTINGTON BEACA 92646    5                  05/15/06           00
0441686854                05                 07/01/06           0.0000
7837810                   O                  06/01/36
0

10791989      225/G02     F                  337,000.00         ZZ
                          360                336,389.05         1
                          6.5000             2130.07            57
                          6.2500             2130.07
HAYWARD       CA 94544    2                  05/15/06           00
0441685716                05                 07/01/06           0.0000
7837914                   O                  06/01/36
0

10791993      225/G02     F                  207,200.00         ZZ
                          360                207,200.00         1
                          6.2500             1079.17            80
                          6.0000             1079.17
WASHINGTON    DC 20011    2                  06/02/06           00
0441701455                01                 08/01/06           0.0000
7837960                   O                  07/01/36
0

10792005      225/G02     F                  400,000.00         ZZ
                          360                399,103.84         1
                          7.5000             2796.86            80
                          7.2500             2796.86
HUNTINGTON BEACA 92646    1                  04/26/06           00
0441687712                01                 06/01/06           0.0000
7838198                   O                  05/01/36
0

10792007      225/G02     F                  290,000.00         ZZ
                          360                289,342.97         2
                          6.6250             1856.91            53
                          6.3750             1856.91
LOS ANGELES   CA 90011    5                  05/23/06           00
0441685666                05                 07/01/06           0.0000
7838235                   N                  06/01/36
0

10792015      225/G02     F                  736,452.00         ZZ
                          360                735,211.03         1
                          6.8750             4837.97            78
                          6.6250             4837.97
SPOTSYLVANIA  VA 22553    1                  05/26/06           00
0441685005                03                 07/01/06           0.0000
7838419                   O                  06/01/36
0

10792021      225/G02     F                  176,000.00         ZZ
                          360                175,691.51         1
                          7.3750             1215.59            79
                          7.1250             1215.59
TAMPA         FL 33605    5                  05/25/06           00
0441687084                05                 07/01/06           0.0000
7838572                   O                  06/01/36
0

10792023      225/G02     F                  168,000.00         ZZ
                          360                167,737.09         1
                          7.2500             1146.06            80
                          7.0000             1146.06
LYMAN         ME 04002    5                  05/17/06           00
0441687266                05                 07/01/06           0.0000
7838581                   O                  06/01/36
0

10792031      225/G02     F                  255,500.00         ZZ
                          360                255,109.97         1
                          7.3750             1764.68            70
                          7.1250             1764.68
NORTH PORT    FL 34287    5                  06/02/06           00
0441685393                05                 07/01/06           0.0000
7838808                   N                  06/01/36
0

10792033      225/G02     F                  385,000.00         ZZ
                          360                384,698.32         1
                          6.7500             2165.62            57
                          6.5000             2163.93
PARRISH       FL 34219    5                  05/22/06           00
0441686821                03                 07/01/06           0.0000
7838810                   O                  06/01/36
0

10792041      225/G02     F                  395,500.00         ZZ
                          360                395,500.00         1
                          6.8750             2265.89            70
                          6.6250             2265.89
PLAYA DEL REY CA 90293    1                  05/19/06           00
0441685567                01                 07/01/06           0.0000
7838916                   N                  06/01/36
0

10792045      225/G02     F                  400,000.00         ZZ
                          360                399,274.82         1
                          6.5000             2528.28            47
                          6.2500             2528.28
SAN JOSE      CA 95135    1                  05/03/06           00
0441686268                05                 07/01/06           0.0000
7838932                   O                  06/01/36
0

10792053      225/G02     F                  304,720.00         ZZ
                          360                304,720.00         1
                          7.7500             1967.98            80
                          7.5000             1967.98
MORENO VALLEY CA 92557    1                  05/12/06           00
0441687605                05                 07/01/06           0.0000
7839027                   O                  06/01/36
0

10792057      225/G02     F                  306,300.00         ZZ
                          360                306,036.28         1
                          6.7500             1986.66            57
                          6.5000             1986.66
CRESTWOOD     KY 40014    5                  06/14/06           00
0441686482                05                 08/01/06           0.0000
7839122                   O                  07/01/36
0

10792081      225/G02     F                  122,000.00         ZZ
                          360                121,789.33         1
                          6.7500             791.29             60
                          6.5000             791.29
REDDING       CA 96002    5                  05/17/06           00
0441685492                05                 07/01/06           0.0000
7839450                   N                  06/01/36
0

10792083      225/G02     F                  401,600.00         ZZ
                          360                401,482.18         1
                          7.0000             2342.67            80
                          6.7500             2341.98
BURBANK       CA 91505    1                  05/10/06           00
0441687183                05                 07/01/06           0.0000
7839467                   N                  06/01/36
0

10792085      225/G02     F                  1,750,000.00       ZZ
                          360                1,748,634.83       1
                          7.2500             11938.09           70
                          7.0000             11938.09
BARRINGTON    RI 02806    2                  06/05/06           00
0441686086                05                 08/01/06           0.0000
7839484                   O                  07/01/36
0

10792093      225/G02     F                  203,920.00         ZZ
                          360                203,567.85         1
                          6.7500             1322.63            80
                          6.5000             1322.63
JOHNSTOWN     CO 80534    1                  05/26/06           00
0441687258                03                 07/01/06           0.0000
7839572                   O                  06/01/36
0

10792097      225/G02     F                  372,000.00         ZZ
                          360                372,000.00         1
                          6.7500             2092.50            80
                          6.5000             2092.50
INGLEWOOD     CA 90302    1                  05/24/06           00
0441687803                05                 07/01/06           0.0000
7839631                   O                  06/01/36
0

10792101      225/G02     F                  227,000.00         ZZ
                          360                226,799.72         1
                          6.6250             1453.51            64
                          6.3750             1453.51
HAVRE DE GRACEMD 21078    1                  06/02/06           00
0441687662                03                 08/01/06           0.0000
7839679                   O                  07/01/36
0

10792103      225/G02     F                  384,000.00         ZZ
                          360                383,073.28         1
                          7.1250             2587.08            78
                          6.8750             2587.08
CHANTILLY     VA 20151    5                  05/19/06           00
0441687472                05                 07/01/06           0.0000
7839684                   O                  06/01/36
0

10792105      225/G02     F                  225,000.00         ZZ
                          360                224,801.49         1
                          6.6250             1440.70            62
                          6.3750             1440.70
LA BELLE      FL 33935    5                  06/07/06           00
0441687282                05                 08/01/06           0.0000
7839703                   O                  07/01/36
0

10792107      225/G02     F                  182,000.00         ZZ
                          360                181,861.51         1
                          7.3750             1257.03            70
                          7.1250             1257.03
PRINCETON     FL 33032    5                  06/19/06           00
0441686250                05                 08/01/06           0.0000
7839713                   N                  07/01/36
0

10792109      225/G02     F                  148,000.00         ZZ
                          360                147,887.38         1
                          7.3750             1022.20            68
                          7.1250             1022.20
HOMESTEAD     FL 33033    5                  06/09/06           00
0441686326                05                 08/01/06           0.0000
7839716                   N                  07/01/36
0

10792111      225/G02     F                  836,000.00         ZZ
                          360                836,000.00         1
                          7.6250             5312.08            80
                          7.3750             5312.08
SEBASTOPOL    CA 95472    2                  05/23/06           00
0441686177                05                 07/01/06           0.0000
7839721                   O                  06/01/36
0

10792115      225/G02     F                  126,320.00         ZZ
                          360                126,320.00         1
                          7.0000             736.87             80
                          6.7500             736.87
KYLE          TX 78640    1                  06/01/06           00
0441687720                03                 07/01/06           0.0000
7839741                   O                  06/01/36
0

10792117      225/G02     F                  160,000.00         ZZ
                          360                159,755.74         1
                          7.3750             1105.09            80
                          7.1250             1105.09
TUCSON        AZ 85746    5                  05/10/06           00
0441687134                03                 07/01/06           0.0000
7839760                   N                  06/01/36
0

10792121      225/G02     F                  443,000.00         ZZ
                          360                442,253.51         2
                          6.8750             2910.20            41
                          6.6250             2910.20
HERMOSA BEACH CA 90254    5                  05/17/06           00
0441685435                05                 07/01/06           0.0000
7839793                   N                  06/01/36
0

10792127      225/G02     F                  180,000.00         ZZ
                          360                179,845.02         1
                          6.7500             1167.48            53
                          6.5000             1167.48
GARDNERVILLE  NV 89460    1                  06/02/06           00
0441687886                05                 08/01/06           0.0000
7839859                   O                  07/01/36
0

10792129      225/G02     F                  136,500.00         ZZ
                          360                136,393.51         1
                          7.2500             931.18             70
                          7.0000             931.18
CHICAGO       IL 60617    5                  06/09/06           00
0441685583                05                 08/01/06           0.0000
7839874                   N                  07/01/36
0

10792131      225/G02     F                  122,500.00         ZZ
                          360                122,404.43         1
                          7.2500             835.67             70
                          7.0000             835.67
CHICAGO       IL 60643    5                  06/09/06           00
0441701497                05                 08/01/06           0.0000
7839875                   N                  07/01/36
0

10792133      225/G02     F                  115,500.00         ZZ
                          360                115,409.89         1
                          7.2500             787.92             70
                          7.0000             787.92
CHICAGO       IL 60620    5                  06/09/06           00
0441685740                05                 08/01/06           0.0000
7839876                   N                  07/01/36
0

10792135      225/G02     F                  143,500.00         ZZ
                          360                143,388.05         1
                          7.2500             978.93             70
                          7.0000             978.93
CHICAGO       IL 60629    5                  06/09/06           00
0441685807                05                 08/01/06           0.0000
7839877                   N                  07/01/36
0

10792137      225/G02     F                  208,000.00         ZZ
                          360                207,640.81         1
                          6.7500             1349.09            80
                          6.5000             1349.09
MARICOPA      AZ 85239    2                  05/15/06           00
0441687118                03                 07/01/06           0.0000
7839878                   O                  06/01/36
0

10792153      225/G02     F                  152,640.00         ZZ
                          360                152,318.24         1
                          7.2500             1041.28            90
                          7.0000             1041.28
HAZLETON      PA 18201    1                  06/02/06           04
0441685674                05                 07/01/06           25.0000
7840038                   O                  06/01/36
0

10792155      225/G02     F                  601,200.00         ZZ
                          360                601,200.00         1
                          7.5000             3757.50            90
                          7.2500             3757.50
PORT CHARLOTTEFL 33953    1                  06/09/06           11
0441687506                03                 08/01/06           25.0000
7840061                   O                  07/01/36
0

10792157      225/G02     F                  248,000.00         ZZ
                          360                247,561.17         1
                          6.6250             1587.98            80
                          6.3750             1587.98
CASTLE ROCK   CO 80109    1                  05/30/06           00
0441685054                03                 07/01/06           0.0000
7840068                   O                  06/01/36
0

10792161      225/G02     F                  224,000.00         T
                          360                223,666.48         1
                          7.5000             1566.24            80
                          7.2500             1566.24
PALM SPRINGS  CA 92264    1                  05/02/06           00
0441686219                01                 07/01/06           0.0000
7840098                   O                  06/01/36
0

10792167      225/G02     F                  350,000.00         ZZ
                          360                349,410.21         1
                          6.8750             2299.26            51
                          6.6250             2299.26
HAWTHORNE     CA 90250    5                  05/15/06           00
0441686078                05                 07/01/06           0.0000
7840165                   N                  06/01/36
0

10792169      225/G02     F                  130,500.00         ZZ
                          360                130,315.19         1
                          7.7500             934.92             90
                          7.5000             934.92
SOUTH HOLLAND IL 60473    5                  05/24/06           12
0441686144                01                 07/01/06           25.0000
7840177                   O                  06/01/36
0

10792175      225/G02     F                  92,500.00          ZZ
                          360                92,500.00          1
                          7.1250             549.22             58
                          6.8750             549.22
ELLENVILLE    NY 12428    5                  05/22/06           00
0441687753                01                 07/01/06           0.0000
7840194                   O                  06/01/36
0

10792179      225/G02     F                  231,000.00         ZZ
                          360                230,498.79         1
                          6.7500             1498.27            66
                          6.5000             1498.27
MILTONA       MN 56354    2                  05/22/06           00
0441685864                05                 07/01/06           0.0000
7840204                   O                  06/01/36
0

10792187      225/G02     F                  392,000.00         ZZ
                          360                391,306.39         1
                          6.6250             2510.02            80
                          6.3750             2510.02
GREENVILLE    SC 29615    1                  06/02/06           00
0441686227                05                 07/01/06           0.0000
7840245                   O                  06/01/36
0

10792189      225/G02     F                  264,000.00         ZZ
                          360                263,923.94         1
                          6.8750             1512.50            80
                          6.6250             1512.06
LA QUINTA     CA 92253    1                  05/22/06           00
0441685120                05                 07/01/06           0.0000
7840286                   N                  06/01/36
0

10792199      225/G02     F                  130,000.00         ZZ
                          360                129,801.55         1
                          7.3750             897.88             70
                          7.1250             897.88
FORT MYERS    FL 33905    5                  05/22/06           00
0441685161                05                 07/01/06           0.0000
7840317                   N                  06/01/36
0

10792205      225/G02     F                  455,000.00         ZZ
                          360                454,645.06         3
                          7.2500             3103.90            70
                          7.0000             3103.90
FAIRVIEW      NJ 07022    5                  06/12/06           00
0441687415                05                 08/01/06           0.0000
7840336                   N                  07/01/36
0

10792207      225/G02     F                  417,000.00         ZZ
                          360                417,000.00         1
                          6.8750             2389.06            80
                          6.6250             2389.06
LA QUINTA     CA 92253    1                  05/17/06           00
0441685328                03                 07/01/06           0.0000
7840344                   O                  06/01/36
0

10792223      225/G02     F                  285,000.00         ZZ
                          360                284,495.71         1
                          6.6250             1824.89            68
                          6.3750             1824.89
WELLINGTON    FL 33414    5                  05/25/06           00
0441684891                05                 07/01/06           0.0000
7840421                   O                  06/01/36
0

10792235      225/G02     F                  264,000.00         ZZ
                          360                263,530.96         1
                          7.7500             1891.33            80
                          7.5000             1891.33
LAKE WORTH    FL 33463    5                  05/24/06           00
0441686466                03                 07/01/06           0.0000
7840485                   O                  06/01/36
0

10792241      225/G02     F                  146,100.00         ZZ
                          360                145,980.24         1
                          7.0000             972.01             75
                          6.7500             972.01
KINGWOOD      TX 77339    2                  06/07/06           00
0441685385                03                 08/01/06           0.0000
7840522                   O                  07/01/36
0

10792245      225/G02     F                  945,000.00         ZZ
                          360                944,262.81         2
                          7.2500             6446.57            70
                          7.0000             6446.57
LOS ANGELES   CA 90035    5                  06/06/06           00
0441685930                05                 08/01/06           0.0000
7840533                   O                  07/01/36
0

10792249      225/G02     F                  188,000.00         ZZ
                          360                187,690.90         1
                          7.0000             1250.77            80
                          6.7500             1250.77
BOULDER       CO 80302    1                  06/01/06           00
0441684917                01                 07/01/06           0.0000
7840558                   N                  06/01/36
0

10792259      225/G02     F                  120,000.00         ZZ
                          360                119,906.38         1
                          7.2500             818.62             80
                          7.0000             818.62
HAMPTON       VA 23669    5                  06/02/06           00
0441685237                05                 08/01/06           0.0000
7840630                   O                  07/01/36
0

10792287      225/G02     F                  384,000.00         ZZ
                          360                383,352.93         1
                          6.8750             2522.61            80
                          6.6250             2522.61
SANTA ANA     CA 92707    2                  05/30/06           00
0441685799                01                 07/01/06           0.0000
7840875                   O                  06/01/36
0

10792289      225/G02     F                  160,000.00         T
                          360                159,730.39         1
                          6.8750             1051.09            75
                          6.6250             1051.09
WILMINGTON    VT 05363    1                  05/25/06           00
0441686367                03                 07/01/06           0.0000
7840892                   O                  06/01/36
0

10792291      225/G02     F                  216,000.00         ZZ
                          360                215,822.95         1
                          7.0000             1437.05            80
                          6.7500             1437.05
EAST PROVIDENCRI 02914    5                  06/06/06           00
0441687167                05                 08/01/06           0.0000
7840911                   O                  07/01/36
0

10792313      225/G02     F                  445,000.00         ZZ
                          360                444,250.14         1
                          6.8750             2923.34            56
                          6.6250             2923.34
SAN FRANCISCO CA 94112    5                  05/18/06           00
0441685732                05                 07/01/06           0.0000
7841097                   N                  06/01/36
0

10792319      225/G02     F                  215,000.00         ZZ
                          360                214,805.63         2
                          6.5000             1358.95            49
                          6.2500             1358.95
RIVERSIDE     CA 92503    1                  06/13/06           00
0441685542                05                 08/01/06           0.0000
7841136                   N                  07/01/36
0

10792331      225/G02     F                  217,000.00         ZZ
                          360                217,000.00         1
                          6.8750             1243.23            70
                          6.6250             1243.23
RANCHO CORDOVACA 95670    5                  06/05/06           00
0441686755                05                 08/01/06           0.0000
7841219                   N                  07/01/36
0

10792343      225/G02     F                  220,000.00         ZZ
                          360                219,805.89         2
                          6.6250             1408.69            30
                          6.3750             1408.69
WHITTIER      CA 90601    1                  06/01/06           00
0441687902                05                 08/01/06           0.0000
7841312                   O                  07/01/36
0

10792347      225/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          6.7500             787.50             47
                          6.5000             787.50
BOWIE         MD 20716    5                  05/25/06           00
0441685922                09                 07/25/06           0.0000
7841315                   O                  06/25/36
0

10792349      225/G02     F                  300,000.00         ZZ
                          360                299,481.95         1
                          6.7500             1945.80            45
                          6.5000             1945.80
MISSION VIEJO CA 92691    5                  05/23/06           00
0441685377                05                 07/01/06           0.0000
7841361                   O                  06/01/36
0

10792355      225/G02     F                  287,649.00         ZZ
                          360                287,251.78         1
                          7.8750             2085.66            83
                          7.6250             2085.66
SARASOTA      FL 34243    1                  05/24/06           11
0441687142                03                 07/01/06           25.0000
7841405                   N                  06/01/36
0

10792357      225/G02     F                  188,000.00         T
                          360                187,863.93         1
                          7.6250             1330.65            80
                          7.3750             1330.65
KEYSTONE      CO 80435    5                  06/08/06           00
0441684958                01                 08/01/06           0.0000
7841420                   O                  07/01/36
0

10792365      225/G02     F                  400,000.00         ZZ
                          360                399,703.14         1
                          7.5000             2796.86            80
                          7.2500             2796.86
PARRISH       FL 34219    5                  05/31/06           00
0441685757                03                 08/01/06           0.0000
7841499                   O                  07/01/36
0

10792379      225/G02     F                  211,375.00         ZZ
                          360                211,222.01         1
                          7.6250             1496.10            94
                          7.3750             1496.10
NORTH PORT    FL 34287    1                  06/07/06           04
0441701596                05                 08/01/06           30.0000
7841652                   O                  07/01/36
0

10792381      225/G02     F                  220,200.00         ZZ
                          360                220,032.44         1
                          7.3750             1520.87            65
                          7.1250             1520.87
TIVERTON      RI 02878    2                  06/08/06           00
0441687225                05                 08/01/06           0.0000
7841654                   O                  07/01/36
0

10792387      225/G02     F                  312,000.00         ZZ
                          360                311,523.72         1
                          7.3750             2154.91            80
                          7.1250             2154.91
WARWICK       RI 02888    5                  05/25/06           00
0441686987                05                 07/01/06           0.0000
7841729                   O                  06/01/36
0

10792391      225/G02     F                  417,000.00         ZZ
                          360                416,640.97         1
                          6.7500             2704.66            51
                          6.5000             2704.66
IRVINE        CA 92618    1                  06/13/06           00
0441686847                03                 08/01/06           0.0000
7841790                   N                  07/01/36
0

10792393      225/G02     F                  360,000.00         ZZ
                          360                360,000.00         1
                          7.0000             2100.00            80
                          6.7500             2100.00
WOODBRIDGE    VA 22192    1                  06/20/06           00
0441687696                03                 08/01/06           0.0000
7841792                   O                  07/01/36
0

10792403      225/G02     F                  272,800.00         ZZ
                          360                272,607.45         1
                          7.7500             1954.38            78
                          7.5000             1954.38
WELLINGTON    FL 33414    1                  06/16/06           00
0441685229                03                 08/01/06           0.0000
7841887                   N                  07/01/36
0

10792407      225/G02     F                  218,400.00         ZZ
                          360                218,241.92         1
                          7.6250             1545.83            80
                          7.3750             1545.83
HAMPTON       VA 23669    5                  06/07/06           00
0441687308                05                 08/01/06           0.0000
7841925                   O                  07/01/36
0

10792409      225/G02     F                  865,000.00         ZZ
                          360                865,000.00         1
                          7.0000             5045.83            68
                          6.7500             5045.83
MANHATTAN BEACCA 90266    2                  06/14/06           00
0441687845                05                 08/01/06           0.0000
7841932                   N                  07/01/36
0

10792411      225/G02     F                  350,000.00         ZZ
                          360                349,713.11         1
                          7.0000             2328.56            42
                          6.7500             2328.56
LOS ANGELES   CA 90036    5                  06/09/06           00
0441686045                05                 08/01/06           0.0000
7841941                   N                  07/01/36
0

10792421      225/G02     F                  339,000.00         ZZ
                          360                338,693.53         1
                          6.5000             2142.72            60
                          6.2500             2142.72
SOMERSET      NJ 08873    5                  06/16/06           00
0441686813                05                 08/01/06           0.0000
7842067                   O                  07/01/36
0

10792423      225/G02     F                  1,000,000.00       ZZ
                          360                999,219.90         1
                          7.2500             6821.77            63
                          7.0000             6821.77
MIAMI         FL 33138    5                  06/07/06           00
0441687357                05                 08/01/06           0.0000
7842097                   O                  07/01/36
0

10792433      225/G02     F                  155,800.00         ZZ
                          360                155,690.04         1
                          7.7500             1116.17            93
                          7.5000             1116.17
MILWAUKEE     WI 53219    1                  06/05/06           12
0441701612                01                 08/01/06           30.0000
7842318                   O                  07/01/36
0

10792435      225/G02     F                  352,000.00         ZZ
                          360                351,696.93         1
                          6.7500             2283.07            80
                          6.5000             2283.07
PERRIS        CA 92570    1                  06/08/06           00
0441701620                05                 08/01/06           0.0000
7842327                   O                  07/01/36
0

10792437      225/G02     F                  144,000.00         ZZ
                          360                143,745.20         1
                          6.6250             922.05             26
                          6.3750             922.05
LAKEWOOD      CA 90713    2                  05/31/06           00
0441687340                05                 07/01/06           0.0000
7842329                   N                  06/01/36
0

10792439      225/G02     F                  350,000.00         T
                          360                349,713.11         1
                          7.0000             2328.56            38
                          6.7500             2328.56
STRATTON      VT 05155    5                  06/14/06           00
0441685856                01                 08/01/06           0.0000
7842337                   O                  07/01/36
0

10792441      225/G02     F                  350,000.00         ZZ
                          360                350,000.00         1
                          6.6250             1932.29            25
                          6.3750             1932.29
KEY WEST      FL 33040    5                  06/21/06           00
0441685476                05                 08/01/06           0.0000
7842343                   O                  07/01/36
0

10792445      225/G02     F                  416,000.00         ZZ
                          360                415,706.39         1
                          7.7500             2980.28            80
                          7.5000             2980.28
MASSAPEQUA PARNY 11762    5                  06/08/06           00
0441684909                05                 08/01/06           0.0000
7842375                   N                  07/01/36
0

10792455      225/G02     F                  239,920.00         ZZ
                          360                239,920.00         1
                          7.3750             1474.51            80
                          7.1250             1474.51
HUNTSVILLE    AL 35811    1                  06/26/06           00
0441684974                05                 08/01/06           0.0000
7842493                   N                  07/01/36
0

10792465      225/G02     F                  328,000.00         ZZ
                          360                328,000.00         1
                          7.0000             1913.33            80
                          6.7500             1913.33
LOMBARD       IL 60148    2                  06/16/06           00
0441687910                05                 08/01/06           0.0000
7842665                   O                  07/01/36
0

10792473      225/G02     F                  95,400.00          ZZ
                          360                95,334.34          1
                          7.8750             691.72             90
                          7.6250             691.72
BILOXI        MS 39532    5                  06/20/06           11
0441687522                05                 08/01/06           25.0000
7842779                   N                  07/01/36
0

10792475      225/G02     F                  251,750.00         T
                          360                251,750.00         1
                          7.3750             1547.21            95
                          7.1250             1547.21
BIG BEAR CITY CA 92314    1                  06/06/06           10
0441685781                05                 08/01/06           30.0000
7842822                   O                  07/01/36
0

10792479      225/G02     F                  107,000.00         ZZ
                          360                107,000.00         2
                          7.3750             657.60             61
                          7.1250             657.60
SOUTH BAY     FL 33493    5                  06/21/06           00
0441686516                05                 08/01/06           0.0000
7842847                   N                  07/01/36
0

10792485      225/G02     F                  188,000.00         ZZ
                          360                187,856.95         1
                          7.3750             1298.47            80
                          7.1250             1298.47
PLAINFIELD    IL 60544    1                  06/26/06           00
0441686193                05                 08/01/06           0.0000
7842935                   N                  07/01/36
0

10792487      225/G02     F                  145,648.00         ZZ
                          360                145,648.00         1
                          7.2500             879.96             80
                          7.0000             879.96
ROUND ROCK    TX 78681    1                  06/20/06           00
0441687761                03                 08/01/06           0.0000
7842953                   N                  07/01/36
0

10792499      225/G02     F                  93,750.00          ZZ
                          360                93,682.14          1
                          7.6250             663.56             75
                          7.3750             663.56
SOUTH RIVER   NJ 08882    5                  06/13/06           00
0441687787                05                 08/01/06           0.0000
7843146                   N                  07/01/36
0

10792503      225/G02     F                  431,000.00         ZZ
                          360                431,000.00         1
                          6.5000             2334.58            60
                          6.2500             2334.58
DALY CITY     CA 94014    5                  06/14/06           00
0441687100                05                 08/01/06           0.0000
7843287                   O                  07/01/36
0

10792505      225/G02     F                  450,000.00         ZZ
                          360                450,000.00         1
                          6.7500             2531.25            68
                          6.5000             2531.25
SAN JOSE      CA 95133    5                  06/13/06           00
0441686862                05                 08/01/06           0.0000
7843407                   O                  07/01/36
0

10792507      225/G02     F                  198,750.00         ZZ
                          360                198,616.64         1
                          8.0000             1458.36            75
                          7.7500             1458.36
TOMS RIVER    NJ 08753    5                  06/22/06           00
0441687894                05                 08/01/06           0.0000
7843682                   N                  07/01/36
0

10792509      225/G02     F                  161,500.00         ZZ
                          360                161,364.31         1
                          6.8750             1060.95            92
                          6.6250             1060.95
HAUGHTON      LA 71037    1                  06/23/06           12
0441701661                03                 08/01/06           30.0000
7844362                   O                  07/01/36
0

10792647      K60/G02     F                  102,400.00         ZZ
                          360                102,400.00         1
                          7.3970             708.79             80
                          7.1470             708.79
EAGLE LAKE    FL 33839    5                  07/06/06           00
0441645595                05                 09/01/06           0.0000
0000109092                O                  08/01/36
0

10792895      E22/G02     F                  140,400.00         ZZ
                          360                140,400.00         1
                          8.6250             1092.02            90
                          8.3750             1092.02
REVERE        MA 02151    1                  07/14/06           04
0429480593                08                 09/01/06           25.0000
0429480593                N                  08/01/36
0

10792899      E22/G02     F                  287,600.00         ZZ
                          360                287,600.00         1
                          7.6250             2035.61            80
                          7.3750             2035.61
HACIENDA HEIGHCA 91745    1                  07/05/06           00
0429482045                01                 09/01/06           0.0000
0429482045                O                  08/01/36
0

10792903      E22/G02     F                  238,000.00         ZZ
                          360                238,000.00         1
                          7.5000             1664.13            80
                          7.2500             1664.13
KANSAS CITY   MO 64136    1                  07/14/06           00
0429487283                05                 09/01/06           0.0000
0429487283                O                  08/01/36
0

10792905      E22/G02     F                  300,000.00         ZZ
                          360                300,000.00         2
                          7.5000             1875.00            74
                          7.2500             1875.00
MIAMI         FL 33174    5                  07/14/06           00
0429488224                05                 09/01/06           0.0000
0429488224                N                  08/01/36
0

10792915      E22/G02     F                  324,996.00         ZZ
                          360                324,996.00         1
                          7.7500             2098.93            75
                          7.5000             2098.93
LOVELAND      CO 80538    1                  07/14/06           00
0429506918                03                 09/01/06           0.0000
0429506918                N                  08/01/36
0

10792919      E22/G02     F                  184,000.00         T
                          360                184,000.00         1
                          7.0000             1224.16            58
                          6.7500             1224.16
LAKESIDE      AZ 85929    1                  07/07/06           00
0429510696                05                 09/01/06           0.0000
0429510696                O                  08/01/36
0

10792949      E22/G02     F                  408,000.00         ZZ
                          360                408,000.00         1
                          7.3750             2507.50            70
                          7.1250             2507.50
RIVERSIDE     CA 92509    2                  07/07/06           00
0429535644                05                 09/01/06           0.0000
0429535644                O                  08/01/36
0

10792959      E22/G02     F                  241,000.00         ZZ
                          360                241,000.00         1
                          6.8750             1380.73            75
                          6.6250             1380.73
ROCHESTER     WA 98579    2                  07/10/06           00
0429543317                05                 09/01/06           0.0000
0429543317                O                  08/01/36
0

10792963      E22/G01     F                  264,000.00         ZZ
                          360                264,000.00         1
                          7.1250             1567.50            80
                          6.8750             1567.50
CRESTLINE     CA 92325    5                  07/10/06           00
0429546195                05                 09/01/06           0.0000
0429546195                O                  08/01/36
0

10792993      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          8.2500             825.00             80
                          8.0000             825.00
FORT WORTH    TX 76109    1                  07/14/06           00
0429570963                05                 09/01/06           0.0000
0429570963                N                  08/01/36
0

10793043      E22/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          7.5000             850.00             80
                          7.2500             850.00
TAYLORS FALLS MN 55084    1                  07/17/06           00
0429611965                05                 09/01/06           0.0000
0429611965                O                  08/01/36
0

10793047      E22/G02     F                  314,800.00         ZZ
                          360                314,800.00         1
                          7.5000             2201.13            80
                          7.2500             2201.13
DANVERS       MA 01923    1                  07/14/06           00
0429613144                05                 09/01/06           0.0000
0429613144                O                  08/01/36
0

10793071      E22/G02     F                  82,000.00          ZZ
                          360                82,000.00          1
                          8.2500             563.75             79
                          8.0000             563.75
OAK PARK      MI 48237    2                  07/14/06           00
0429630783                05                 09/01/06           0.0000
0429630783                N                  08/01/36
0

10793077      E22/G02     F                  108,720.00         ZZ
                          360                108,720.00         1
                          7.7500             702.15             80
                          7.5000             702.15
PUEBLO WEST   CO 81007    1                  07/13/06           00
0429635634                05                 09/01/06           0.0000
0429635634                N                  08/01/36
0

10793085      E22/G02     F                  108,750.00         ZZ
                          360                108,750.00         1
                          7.0000             634.38             75
                          6.7500             634.38
SPOKANE       WA 99205    1                  07/12/06           00
0429638646                05                 09/01/06           0.0000
0429638646                N                  08/01/36
0

10793091      E22/G02     F                  99,920.00          ZZ
                          360                99,920.00          1
                          8.2500             686.95             80
                          8.0000             686.95
DALLAS        GA 30132    1                  07/14/06           00
0429640055                05                 09/01/06           0.0000
0429640055                O                  08/01/36
0

10793107      E22/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          7.3750             762.08             80
                          7.1250             762.08
RICHMOND      VA 23224    1                  07/14/06           00
0429663248                05                 09/01/06           0.0000
0429663248                O                  08/01/36
0

10793113      E22/G02     F                  325,000.00         ZZ
                          360                325,000.00         1
                          7.1250             1929.69            68
                          6.8750             1929.69
SAN DIEGO     CA 92114    5                  07/10/06           00
0429672835                05                 09/01/06           0.0000
0429672835                O                  08/01/36
0

10793119      E22/G02     F                  72,000.00          ZZ
                          360                72,000.00          1
                          8.1250             487.50             80
                          7.8750             487.50
INKSTER       MI 48141    1                  07/14/06           00
0429677719                05                 09/01/06           0.0000
0429677719                O                  08/01/36
0

10793123      E22/G02     F                  210,609.00         ZZ
                          360                210,609.00         1
                          8.3750             1469.88            80
                          8.1250             1469.88
EDEN PRAIRIE  MN 55344    1                  07/14/06           00
0429679806                01                 09/01/06           0.0000
0429679806                N                  08/01/36
0

10793129      E22/G02     F                  161,600.00         ZZ
                          360                161,600.00         1
                          8.3750             1127.83            80
                          8.1250             1127.83
JACKSONVILLE  FL 32246    1                  07/14/06           00
0429684897                03                 09/01/06           0.0000
0429684897                N                  08/01/36
0

10793135      E22/G02     F                  89,600.00          ZZ
                          360                89,600.00          1
                          8.1250             606.67             80
                          7.8750             606.67
BIRMINGHAM    AL 35215    2                  07/14/06           00
0429690985                05                 09/01/06           0.0000
0429690985                N                  08/01/36
0

10793151      E22/G02     F                  122,800.00         ZZ
                          360                122,800.00         1
                          7.7500             879.75             80
                          7.5000             879.75
MISSOURI CITY TX 77489    1                  07/14/06           00
0429701584                03                 09/01/06           0.0000
0429701584                N                  08/01/36
0

10793159      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          8.2500             687.50             80
                          8.0000             687.50
MUSKEGON      MI 49441    1                  07/14/06           00
0429705783                05                 09/01/06           0.0000
0429705783                N                  08/01/36
0

10793193      E22/G02     F                  148,000.00         ZZ
                          360                148,000.00         1
                          7.0000             984.65             79
                          6.7500             984.65
ROSCOE        IL 61073    1                  07/14/06           00
0429749252                05                 09/01/06           0.0000
0429749252                N                  08/01/36
0

10793197      E22/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          8.3750             942.49             80
                          8.1250             942.49
SAINT LOUIS   MO 63111    1                  07/14/06           00
0429754492                05                 09/01/06           0.0000
0429754492                N                  08/01/36
0

10793199      E22/G02     F                  69,600.00          ZZ
                          360                69,600.00          1
                          8.3750             529.01             80
                          8.1250             529.01
SAINT LOUIS   MO 63111    1                  07/14/06           00
0429754609                05                 09/01/06           0.0000
0429754609                N                  08/01/36
0

10793207      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         2
                          8.0000             1200.00            80
                          7.7500             1200.00
HOUSTON       TX 77004    1                  07/12/06           00
0427891106                05                 09/01/06           0.0000
0427891106                N                  08/01/36
0

10793215      E22/G02     F                  180,400.00         ZZ
                          360                180,400.00         1
                          7.8750             1308.03            80
                          7.6250             1308.03
KERNERSVILLE  NC 27284    2                  07/10/06           00
0428272991                05                 09/01/06           0.0000
0428272991                O                  08/01/36
0

10793223      E22/G02     F                  129,200.00         TX
                          360                129,200.00         1
                          8.2500             970.64             80
                          8.0000             970.64
MINEOLA       TX 75773    5                  07/10/06           00
0428451694                05                 09/01/06           0.0000
0428451694                O                  08/01/36
0

10793231      E22/G02     F                  130,400.00         ZZ
                          360                130,400.00         1
                          7.8750             855.75             80
                          7.6250             855.75
LEXINGTON     SC 29073    2                  07/10/06           00
0428583595                03                 09/01/06           0.0000
0428583595                O                  08/01/36
0

10793243      E22/G02     F                  228,000.00         ZZ
                          360                227,822.14         1
                          7.2500             1555.36            80
                          7.0000             1555.36
VERNON        NJ 07422    2                  06/26/06           00
0428729297                05                 08/01/06           0.0000
0428729297                O                  07/01/36
0

10793263      E22/G02     F                  340,000.00         ZZ
                          360                340,000.00         1
                          7.2500             2319.40            80
                          7.0000             2319.40
BRADENTON     FL 34210    5                  07/10/06           00
0428901219                05                 09/01/06           0.0000
0428901219                O                  08/01/36
0

10793269      E22/G02     F                  176,000.00         ZZ
                          360                176,000.00         1
                          7.2500             1200.63            78
                          7.0000             1200.63
WEST ST. PAUL MN 55118    5                  07/10/06           00
0428935746                05                 09/01/06           0.0000
0428935746                O                  08/01/36
0

10793283      E22/G02     F                  115,000.00         ZZ
                          360                115,000.00         1
                          7.1250             682.81             70
                          6.8750             682.81
VIRGINIA BEACHVA 23462    5                  06/30/06           00
0428976245                09                 09/01/06           0.0000
0428976245                O                  08/01/36
0

10793303      E22/G01     F                  119,500.00         ZZ
                          360                119,397.12         1
                          6.7500             775.07             90
                          6.5000             775.07
OKLAHOMA CITY OK 73107    5                  07/10/06           01
0429028707                05                 08/01/06           25.0000
0429028707                O                  07/01/36
0

10793319      E22/G02     F                  188,000.00         ZZ
                          360                188,000.00         1
                          7.2500             1135.83            80
                          7.0000             1135.83
FLETCHER      NC 28732    2                  07/10/06           00
0429093362                03                 09/01/06           0.0000
0429093362                O                  08/01/36
0

10793325      E22/G02     F                  60,800.00          ZZ
                          360                60,800.00          1
                          7.3750             419.93             80
                          7.1250             419.93
EL PASO       TX 79904    1                  07/12/06           00
0429097058                05                 09/01/06           0.0000
0429097058                N                  08/01/36
0

10793339      E22/G02     F                  494,400.00         ZZ
                          360                494,400.00         1
                          7.8750             3244.50            80
                          7.6250             3244.50
FT. MYERS     FL 33913    1                  07/14/06           00
0429125388                03                 09/01/06           0.0000
0429125388                O                  08/01/36
0

10793385      E22/G02     F                  284,000.00         ZZ
                          360                284,000.00         2
                          7.7500             2034.61            80
                          7.5000             2034.61
MANVILLE      NJ 08835    1                  07/14/06           00
0429225428                05                 09/01/06           0.0000
0429225428                N                  08/01/36
0

10793389      E22/G02     F                  123,920.00         T
                          360                123,920.00         1
                          7.2500             845.35             80
                          7.0000             845.35
ANTIOCH       TN 37013    1                  07/14/06           00
0429232242                03                 09/01/06           0.0000
0429232242                O                  08/01/36
0

10793423      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          6.8750             1182.47            79
                          6.6250             1182.47
ARVADA        CO 80003    2                  07/10/06           00
0429286305                05                 09/01/06           0.0000
0429286305                O                  08/01/36
0

10793437      E22/G02     F                  495,000.00         ZZ
                          360                495,000.00         3
                          7.2500             3376.77            77
                          7.0000             3376.77
BROOKLYN      NY 11233    5                  07/10/06           00
0429299308                05                 09/01/06           0.0000
0429299308                O                  08/01/36
0

10793443      E22/G02     F                  170,000.00         ZZ
                          360                170,000.00         1
                          7.2500             1027.08            64
                          7.0000             1027.08
RIVERVIEW     FL 33569    2                  07/10/06           00
0429307762                03                 09/01/06           0.0000
0429307762                O                  08/01/36
0

10793461      E22/G02     F                  246,524.00         ZZ
                          360                246,524.00         1
                          7.5000             1540.78            80
                          7.2500             1540.78
NEW CASTLE    DE 19709    1                  07/14/06           00
0429325301                05                 09/01/06           0.0000
0429325301                N                  08/01/36
0

10793483      E22/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          7.2500             1255.20            80
                          7.0000             1255.20
CLINTON       UT 84015    5                  06/30/06           00
0429351216                05                 09/01/06           0.0000
0429351216                O                  08/01/36
0

10793493      E22/G02     F                  336,000.00         ZZ
                          360                336,000.00         4
                          7.3750             2065.00            80
                          7.1250             2065.00
ANCHORAGE     AK 99504    1                  07/11/06           00
0429357676                05                 09/01/06           0.0000
0429357676                N                  08/01/36
0

10793515      E22/G02     F                  480,000.00         ZZ
                          360                480,000.00         2
                          7.6250             3050.00            80
                          7.3750             3050.00
BROOKLYN      NY 11213    1                  07/14/06           00
0429375686                05                 09/01/06           0.0000
0429375686                O                  08/01/36
0

10793527      E22/G02     F                  185,600.00         ZZ
                          360                185,600.00         1
                          7.3750             1140.67            80
                          7.1250             1140.67
ADVANCE       NC 27006    2                  07/10/06           00
0429385982                03                 09/01/06           0.0000
0429385982                O                  08/01/36
0

10793557      E22/G02     F                  114,400.00         TX
                          360                114,400.00         1
                          7.2500             780.41             80
                          7.0000             780.41
PEARLAND      TX 77581    5                  07/10/06           00
0429411127                03                 09/01/06           0.0000
0429411127                O                  08/01/36
0

10793567      E22/G01     F                  196,800.00         ZZ
                          360                196,800.00         1
                          7.1250             1168.50            80
                          6.8750             1168.50
EUGENE        OR 97408    1                  07/11/06           00
0429417967                05                 09/01/06           0.0000
0429417967                O                  08/01/36
0

10793585      E22/G01     F                  316,000.00         ZZ
                          360                316,000.00         1
                          6.8750             1810.42            80
                          6.6250             1810.42
ASHLAND       OR 97520    2                  07/07/06           00
0429428220                05                 09/01/06           0.0000
0429428220                O                  08/01/36
0

10793599      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          7.3750             1106.25            73
                          7.1250             1106.25
WEST PALM BEACFL 33414    5                  07/10/06           00
0429433295                09                 09/01/06           0.0000
0429433295                O                  08/01/36
0

10793605      E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.5000             1000.00            80
                          7.2500             1000.00
QUAKERTOWN    PA 18951    1                  07/14/06           00
0429438864                05                 09/01/06           0.0000
0429438864                N                  08/01/36
0

10793609      E22/G02     F                  93,750.00          ZZ
                          360                93,750.00          1
                          7.5000             655.51             75
                          7.2500             655.51
NIXA          MO 65714    2                  07/14/06           00
0429440894                05                 09/01/06           0.0000
0429440894                N                  08/01/36
0

10793619      E22/G02     F                  359,200.00         ZZ
                          360                359,200.00         1
                          7.2500             2450.38            80
                          7.0000             2450.38
LAKEWOOD      CO 80228    1                  07/14/06           00
0429453046                05                 09/01/06           0.0000
0429453046                O                  08/01/36
0

10793621      E22/G01     F                  223,200.00         ZZ
                          360                223,200.00         1
                          6.8750             1278.75            80
                          6.6250             1278.75
PUYALLUP      WA 98373    2                  07/07/06           00
0429453558                05                 09/01/06           0.0000
0429453558                O                  08/01/36
0

10793633      E22/G02     F                  142,000.00         ZZ
                          360                142,000.00         1
                          7.3750             872.71             80
                          7.1250             872.71
WOODSTOCK     VA 22664    1                  07/14/06           00
0429465925                05                 09/01/06           0.0000
0429465925                O                  08/01/36
0

10793639      E22/G02     F                  188,000.00         ZZ
                          360                188,000.00         4
                          7.7500             1346.86            80
                          7.5000             1346.86
OMAHA         NE 68105    1                  07/14/06           00
0429469935                05                 09/01/06           0.0000
0429469935                N                  08/01/36
0

10793641      E22/G02     F                  110,400.00         ZZ
                          360                110,400.00         1
                          7.2500             667.00             80
                          7.0000             667.00
NAMPA         ID 83651    1                  06/29/06           00
0429470222                03                 08/01/06           0.0000
0429470222                N                  07/01/36
0

10793657      E22/G02     F                  116,160.00         T
                          360                116,160.00         1
                          7.3750             802.29             80
                          7.1250             802.29
PALM BAY      FL 32909    1                  07/07/06           00
0429391444                05                 09/01/06           0.0000
0429391444                O                  08/01/36
0

10794173      E82/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.1250             1077.95            76
                          6.8750             1077.95
ROUND ROCK    TX 78681    2                  07/10/06           00
0401271200                05                 09/01/06           0.0000
0401271200                O                  08/01/36
0

10794181      E82/G02     F                  110,400.00         ZZ
                          360                110,400.00         1
                          7.1250             743.79             46
                          6.8750             743.79
NEW PORT RICHEFL 34655    2                  06/30/06           00
0401274204                05                 09/01/06           0.0000
0401274204                N                  08/01/36
0

10794215      E82/G02     F                  97,000.00          ZZ
                          360                97,000.00          1
                          7.3750             669.95             83
                          7.1250             669.95
GRAND RAPIDS  MI 49504    2                  07/10/06           04
0401275524                05                 09/01/06           12.0000
0401275524                O                  08/01/36
0

10794219      E82/G02     F                  142,500.00         ZZ
                          360                142,500.00         1
                          6.8750             936.12             40
                          6.6250             936.12
PEORIA        AZ 85382    2                  07/13/06           00
0401279187                03                 09/01/06           0.0000
0401279187                N                  08/01/36
0

10794329      L21/G02     F                  190,000.00         ZZ
                          360                189,836.41         1
                          6.7500             1232.34            44
                          6.5000             1232.34
CONCORD       NH 03301    1                  06/23/06           00
0441650793                05                 08/01/06           0.0000
28610544                  O                  07/01/36
0

10794339      L21/G02     F                  274,500.00         ZZ
                          360                274,245.75         1
                          6.3750             1712.53            75
                          6.1250             1712.53
INDIO         CA 92201    5                  06/26/06           00
0441652682                05                 08/01/06           0.0000
16521809                  O                  07/01/36
0

10794371      Y96/G02     F                  145,600.00         ZZ
                          360                145,600.00         1
                          7.0000             968.68             80
                          6.7500             968.68
CUMMING       GA 30040    2                  06/30/06           00
0441661493                05                 09/01/06           0.0000
0605357000                O                  08/01/36
0

10794389      L21/G02     F                  169,600.00         ZZ
                          360                169,600.00         1
                          7.8750             1113.00            80
                          7.6250             1113.00
TWP OF RIDLEY PA 19081    1                  07/05/06           00
0441651775                05                 09/01/06           0.0000
52503931                  O                  08/01/36
0

10794435      U05/G02     F                  265,310.00         ZZ
                          360                265,310.00         1
                          7.2500             1602.91            70
                          7.0000             1602.91
MARANA        AZ 85653    1                  06/19/06           00
0441653425                03                 08/01/06           0.0000
3000966262                N                  07/01/36
0

10794441      U05/G02     F                  108,750.00         ZZ
                          360                108,669.29         1
                          7.5000             760.40             75
                          7.2500             760.40
SPOKANE       WA 99205    1                  06/29/06           00
0441653292                05                 08/01/06           0.0000
3000973638                N                  07/01/36
0

10794461      U05/G02     F                  118,000.00         ZZ
                          360                118,000.00         2
                          7.5000             825.07             80
                          7.2500             825.07
KILLEEN       TX 76542    1                  07/05/06           00
0441653185                05                 09/01/06           0.0000
3000942781                N                  08/01/36
0

10794465      U05/G02     F                  212,000.00         ZZ
                          360                212,000.00         1
                          7.5000             1482.33            80
                          7.2500             1482.33
NORTH FORT MYEFL 33917    1                  07/07/06           00
0441690682                05                 09/01/06           0.0000
3000969309                N                  08/01/36
0

10794475      U05/G02     F                  650,000.00         TX
                          360                650,000.00         1
                          6.8750             4270.04            62
                          6.6250             4270.04
AUSTIN        TX 78724    5                  07/05/06           00
0441653151                05                 09/01/06           0.0000
3000971905                O                  08/01/36
0

10794483      313/G02     F                  484,000.00         ZZ
                          360                484,000.00         1
                          7.5000             3025.01            80
                          7.2500             3025.01
STERLING      MA 01564    1                  06/30/06           00
0441648862                05                 08/01/06           0.0000
11163656                  O                  07/01/36
0

10794651      L68/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.2500             1279.34            46
                          7.0000             1279.34
SUN CITY      CA 92586    5                  07/05/06           00
0441707379                05                 09/01/06           0.0000
0000011934                O                  08/01/36
0

10794673      313/G02     F                  119,200.00         ZZ
                          360                119,200.00         1
                          7.5000             745.01             80
                          7.2500             745.01
FOUNTAIN      CO 80817    1                  07/07/06           00
0441648920                05                 09/01/06           0.0000
11216835                  O                  08/01/36
0

10794675      313/G02     F                  355,600.00         ZZ
                          360                355,600.00         1
                          7.9990             2370.38            80
                          7.7490             2370.38
MEDFORD       MA 02155    1                  07/07/06           00
0441648896                05                 09/01/06           0.0000
11225950                  O                  08/01/36
0

10794717      313/G02     F                  240,300.00         T
                          360                240,300.00         1
                          8.0000             1763.24            90
                          7.7500             1763.24
CITRUS SPRINGSFL 34433    1                  07/07/06           10
0441648847                05                 09/01/06           25.0000
10934172                  O                  08/01/36
0

10794881      X89/G02     F                  106,000.00         ZZ
                          360                105,925.19         1
                          7.7500             759.39             52
                          7.5000             759.39
DELANO        CA 93215    5                  06/20/06           00
0441651205                05                 08/01/06           0.0000
5002930                   O                  07/01/36
0

10794923      E23/G02     F                  253,000.00         ZZ
                          360                253,000.00         1
                          6.8750             1662.03            52
                          6.6250             1662.03
LOS ANGELES   CA 90032    5                  07/03/06           00
0441648417                05                 09/01/06           0.0000
51061145                  O                  08/01/36
0

10794965      225/225     F                  800,000.00         ZZ
                          360                796,797.16         1
                          6.7500             5188.78            58
                          6.5000             5188.78
PANACEA       FL 32346    4                  05/11/06           00
003980464                 05                 07/01/06           0.0000
003980464                 O                  06/01/36
0

10795051      225/225     F                  459,800.00         ZZ
                          360                459,374.13         1
                          6.3750             2868.56            95
                          6.1250             2868.56
VIRGINIA BEACHVA 23452    1                  06/16/06           10
006326176                 05                 08/01/06           30.0000
006326176                 O                  07/01/36
0

10795067      225/225     F                  850,000.00         ZZ
                          360                849,268.17         1
                          6.7500             5513.08            80
                          6.5000             5513.08
PORT ST LUCIE FL 34984    5                  06/07/06           00
008972317                 03                 08/01/06           0.0000
008972317                 O                  07/01/36
0

10795093      B39/G02     F                  179,000.00         ZZ
                          360                179,000.00         1
                          7.8750             1174.69            80
                          7.6250             1174.69
DELANO        MN 55328    1                  07/13/06           00
0441651734                09                 09/01/06           0.0000
F06400123                 N                  08/01/36
0

10795153      H81/G02     F                  92,950.00          ZZ
                          360                92,950.00          1
                          7.3750             641.98             65
                          7.1250             641.98
MILWAUKEE     WI 53216    2                  07/06/06           00
0441661345                05                 09/01/06           0.0000
32060176                  O                  08/01/36
0

10795281      313/G02     F                  195,600.00         ZZ
                          360                195,600.00         1
                          7.6250             1242.88            73
                          7.3750             1242.88
PORT CHARLOTTEFL 33981    1                  06/30/06           00
0441655198                05                 08/01/06           0.0000
10541944                  N                  07/01/36
0

10795307      Q57/G02     F                  152,500.00         ZZ
                          360                152,500.00         1
                          7.2500             1040.32            75
                          7.0000             1040.32
POSEN         IL 60469    2                  07/11/06           00
0441659745                05                 09/01/06           0.0000
36003552                  N                  08/01/36
0

10795921      L20/G02     F                  176,800.00         ZZ
                          360                176,800.00         1
                          7.1250             1191.13            80
                          6.8750             1191.13
LAYTON        UT 84041    1                  07/07/06           00
0441652757                05                 09/01/06           0.0000
1061031359                O                  08/01/36
0

10796193      E22/G02     F                  65,180.00          ZZ
                          360                65,180.00          1
                          7.8750             472.60             80
                          7.6250             472.60
PLATTSBURGH   NY 12901    1                  07/17/06           00
0428580187                05                 09/01/06           0.0000
0428580187                N                  08/01/36
0

10796241      E22/G02     F                  482,000.00         ZZ
                          360                482,000.00         1
                          7.3750             3329.05            75
                          7.1250             3329.05
NORTH TRURO   MA 02652    5                  07/12/06           00
0428946065                05                 09/01/06           0.0000
0428946065                O                  08/01/36
0

10796243      E22/G01     F                  197,000.00         ZZ
                          360                197,000.00         1
                          6.6250             1087.60            56
                          6.3750             1087.60
PEABODY       MA 01960    5                  07/11/06           00
0428969711                05                 09/01/06           0.0000
0428969711                O                  08/01/36
0

10796269      E22/G02     F                  160,800.00         ZZ
                          360                160,800.00         1
                          7.7500             1038.50            80
                          7.5000             1038.50
HORN LAKE     MS 38637    2                  07/10/06           00
0429084759                05                 09/01/06           0.0000
0429084759                O                  08/01/36
0

10796273      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          7.5000             625.00             80
                          7.2500             625.00
FRASER        MI 48026    2                  07/17/06           00
0429107873                05                 09/01/06           0.0000
0429107873                N                  08/01/36
0

10796291      E22/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          7.8750             2175.21            80
                          7.6250             2175.21
WELLINGTON    FL 33414    5                  07/12/06           00
0429159304                05                 09/01/06           0.0000
0429159304                O                  08/01/36
0

10796307      E22/G02     F                  127,920.00         ZZ
                          360                127,920.00         2
                          7.7500             826.15             80
                          7.5000             826.15
KILLEEN       TX 76542    1                  07/13/06           00
0429196421                05                 09/01/06           0.0000
0429196421                N                  08/01/36
0

10796311      E22/G02     F                  60,000.00          ZZ
                          360                60,000.00          1
                          8.3750             418.75             80
                          8.1250             418.75
CEDAR HILL    TX 75104    1                  07/11/06           00
0429201296                05                 09/01/06           0.0000
0429201296                N                  08/01/36
0

10796313      E22/G02     F                  168,000.00         ZZ
                          360                168,000.00         1
                          7.8750             1102.50            80
                          7.6250             1102.50
SUMNER        WA 98390    5                  07/10/06           00
0429202344                05                 09/01/06           0.0000
0429202344                O                  08/01/36
0

10796319      E22/G02     F                  139,500.00         ZZ
                          360                139,500.00         1
                          7.5000             975.40             90
                          7.2500             975.40
LAKE WORTH    FL 33463    5                  07/12/06           10
0429225097                01                 09/01/06           25.0000
0429225097                O                  08/01/36
0

10796359      E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          2
                          7.5000             500.00             80
                          7.2500             500.00
SAN ANTONIO   TX 78220    1                  07/13/06           00
0429292782                05                 09/01/06           0.0000
0429292782                N                  08/01/36
0

10796367      E22/G02     F                  137,700.00         ZZ
                          360                137,700.00         1
                          8.2500             1034.49            90
                          8.0000             1034.49
PORTAGE       MI 49002    1                  07/17/06           04
0429313877                05                 09/01/06           25.0000
0429313877                N                  08/01/36
0

10796377      E22/G02     F                  78,400.00          ZZ
                          360                78,400.00          2
                          7.5000             490.00             80
                          7.2500             490.00
SAN ANTONIO   TX 78220    1                  07/13/06           00
0429317993                05                 09/01/06           0.0000
0429317993                N                  08/01/36
0

10796379      E22/G02     F                  72,000.00          ZZ
                          360                72,000.00          2
                          7.7500             465.00             80
                          7.5000             465.00
SAN ANTONIO   TX 78220    1                  07/13/06           00
0429319064                05                 09/01/06           0.0000
0429319064                N                  08/01/36
0

10796387      E22/G02     F                  246,900.00         ZZ
                          360                246,900.00         1
                          6.8750             1621.96            63
                          6.6250             1621.96
HARRISONBURG, VA 22802    1                  07/17/06           00
0429326218                05                 09/01/06           0.0000
0429326218                O                  08/01/36
0

10796395      E22/G02     F                  231,000.00         ZZ
                          360                231,000.00         1
                          8.2500             1588.13            80
                          8.0000             1588.13
WINTER GARDEN FL 34787    1                  07/17/06           00
0429339492                03                 09/01/06           0.0000
0429339492                N                  08/01/36
0

10796399      E22/G02     F                  174,800.00         ZZ
                          360                174,800.00         1
                          7.6250             1237.22            80
                          7.3750             1237.22
CLERMONT      FL 34714    1                  07/17/06           00
0429341126                03                 09/01/06           0.0000
0429341126                O                  08/01/36
0

10796401      E22/G02     F                  505,000.00         ZZ
                          360                505,000.00         1
                          6.7500             2840.63            58
                          6.5000             2840.63
GILROY        CA 95020    5                  07/10/06           00
0429341456                05                 09/01/06           0.0000
0429341456                O                  08/01/36
0

10796403      E22/G02     F                  113,600.00         ZZ
                          360                113,600.00         1
                          7.6250             721.83             80
                          7.3750             721.83
MERIDIAN      ID 83642    1                  07/03/06           00
0429346869                05                 09/01/06           0.0000
0429346869                N                  08/01/36
0

10796455      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          8.3750             912.09             80
                          8.1250             912.09
KIRKWOOD      MO 63122    1                  07/17/06           00
0429404635                05                 09/01/06           0.0000
0429404635                N                  08/01/36
0

10796465      E22/G02     F                  178,808.00         ZZ
                          360                178,808.00         1
                          6.8750             1174.64            80
                          6.6250             1174.64
MCALLEN       TX 78504    1                  07/14/06           00
0429422413                05                 09/01/06           0.0000
0429422413                O                  08/01/36
0

10796471      E22/G02     F                  143,000.00         ZZ
                          360                143,000.00         1
                          7.6250             1012.15            74
                          7.3750             1012.15
RIDGECREST    CA 93555    5                  07/07/06           00
0429425325                05                 09/01/06           0.0000
0429425325                O                  08/01/36
0

10796473      E22/G01     F                  111,000.00         ZZ
                          360                111,000.00         1
                          6.3750             692.50             90
                          6.1250             692.50
GREAT FALLS   MT 59404    1                  07/14/06           10
0429425333                01                 09/01/06           25.0000
0429425333                O                  08/01/36
0

10796477      E22/G01     F                  144,000.00         ZZ
                          360                144,000.00         1
                          7.0000             840.00             80
                          6.7500             840.00
FRANKLIN      TN 37067    2                  07/11/06           00
0429428410                09                 09/01/06           0.0000
0429428410                O                  08/01/36
0

10796499      E22/G01     F                  184,000.00         ZZ
                          360                184,000.00         1
                          6.8750             1054.17            80
                          6.6250             1054.17
CAPITOL HEIGHTMD 20743    2                  07/12/06           00
0429441405                09                 09/01/06           0.0000
0429441405                O                  08/01/36
0

10796501      E22/G02     F                  113,000.00         ZZ
                          360                113,000.00         1
                          7.2500             770.86             80
                          7.0000             770.86
SUGAR LAND    TX 77478    1                  07/14/06           00
0429441991                03                 09/01/06           0.0000
0429441991                O                  08/01/36
0

10796525      E22/G02     F                  173,600.00         ZZ
                          360                173,600.00         1
                          7.3750             1199.01            80
                          7.1250             1199.01
PORT VINCENT  LA 70726    5                  07/12/06           00
0429458557                05                 09/01/06           0.0000
0429458557                O                  08/01/36
0

10796529      E22/G02     F                  252,000.00         ZZ
                          360                252,000.00         1
                          7.7500             1805.36            80
                          7.5000             1805.36
PAWLEYS ISLANDSC 29585    5                  07/11/06           00
0429462310                05                 09/01/06           0.0000
0429462310                O                  08/01/36
0

10796539      E22/G02     F                  105,200.00         ZZ
                          360                105,200.00         1
                          7.2500             635.58             49
                          7.0000             635.58
KISSIMMEE     FL 34758    5                  07/14/06           00
0429468002                03                 09/01/06           0.0000
0429468002                N                  08/01/36
0

10796543      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          7.8750             1181.25            80
                          7.6250             1181.25
SALT LAKE CITYUT 84106    2                  07/11/06           00
0429470909                05                 09/01/06           0.0000
0429470909                N                  08/01/36
0

10796547      E22/G01     F                  112,000.00         ZZ
                          360                112,000.00         1
                          7.1250             754.56             80
                          6.8750             754.56
NAMPA         ID 83651    5                  07/12/06           00
0429471469                03                 09/01/06           0.0000
0429471469                O                  08/01/36
0

10796555      E22/G02     F                  349,900.00         ZZ
                          360                349,900.00         1
                          7.6250             2476.57            80
                          7.3750             2476.57
ONTARIO       CA 91764    2                  07/10/06           00
0429474141                01                 09/01/06           0.0000
0429474141                N                  08/01/36
0

10796563      E22/G01     F                  150,000.00         T
                          360                150,000.00         1
                          6.2500             923.58             63
                          6.0000             923.58
TALLAHASSEE   FL 32310    5                  07/17/06           00
0429476187                05                 09/01/06           0.0000
0429476187                O                  08/01/36
0

10796575      E22/G01     F                  184,000.00         ZZ
                          360                184,000.00         1
                          6.8750             1054.17            80
                          6.6250             1054.17
PAWTUCKET     RI 02860    5                  07/11/06           00
0429485311                05                 09/01/06           0.0000
0429485311                O                  08/01/36
0

10796581      E22/G02     F                  154,400.00         ZZ
                          360                154,400.00         1
                          7.7500             1106.14            80
                          7.5000             1106.14
ANN ARBOR     MI 48104    1                  07/17/06           00
0429491251                05                 09/01/06           0.0000
0429491251                N                  08/01/36
0

10796587      E22/G02     F                  192,000.00         ZZ
                          360                192,000.00         1
                          7.8750             1260.00            80
                          7.6250             1260.00
HOMESTEAD     FL 33033    1                  07/17/06           00
0429493356                09                 09/01/06           0.0000
0429493356                O                  08/01/36
0

10796603      E22/G02     F                  71,000.00          ZZ
                          360                71,000.00          2
                          7.5000             496.44             79
                          7.2500             496.44
ROCHESTER     NY 14612    1                  07/18/06           00
0429501844                05                 09/01/06           0.0000
0429501844                N                  08/01/36
0

10796605      E22/G02     F                  156,275.00         ZZ
                          360                156,275.00         1
                          8.3750             1187.80            95
                          8.1250             1187.80
SNOWFLAKE     AZ 85937    5                  07/10/06           10
0429503600                05                 09/01/06           30.0000
0429503600                O                  08/01/36
0

10796627      E22/G02     F                  223,600.00         ZZ
                          360                223,600.00         2
                          7.3750             1374.21            80
                          7.1250             1374.21
NEW ORLEANS   LA 70115    1                  07/17/06           00
0429513062                05                 09/01/06           0.0000
0429513062                N                  08/01/36
0

10796633      E22/G02     F                  292,000.00         ZZ
                          360                292,000.00         1
                          7.7500             2091.92            80
                          7.5000             2091.92
STEPHENS CITY VA 22655    5                  07/12/06           00
0429519218                05                 09/01/06           0.0000
0429519218                O                  08/01/36
0

10796647      E22/G02     F                  135,200.00         ZZ
                          360                135,200.00         1
                          7.5000             845.00             65
                          7.2500             845.00
DELRAY BEACH  FL 33445    5                  07/17/06           00
0429525785                01                 09/01/06           0.0000
0429525785                N                  08/01/36
0

10796687      E22/G02     F                  247,000.00         ZZ
                          360                247,000.00         1
                          7.2500             1684.98            65
                          7.0000             1684.98
SACRAMENTO    CA 95823    5                  07/11/06           00
0429552862                05                 09/01/06           0.0000
0429552862                O                  08/01/36
0

10796695      E22/G02     F                  360,000.00         ZZ
                          360                360,000.00         1
                          7.6250             2287.50            80
                          7.3750             2287.50
SCOTTSDALE    AZ 85260    2                  07/10/06           00
0429562234                09                 09/01/06           0.0000
0429562234                O                  08/01/36
0

10796699      E22/G02     F                  285,200.00         ZZ
                          360                285,200.00         1
                          7.5000             1994.16            80
                          7.2500             1994.16
FORT COLLINS  CO 80526    5                  07/12/06           00
0429563653                05                 09/01/06           0.0000
0429563653                O                  08/01/36
0

10796707      E22/G02     F                  344,000.00         ZZ
                          360                344,000.00         1
                          7.3750             2375.92            80
                          7.1250             2375.92
WESTMINSTER   CO 80031    2                  07/12/06           00
0429571797                03                 09/01/06           0.0000
0429571797                O                  08/01/36
0

10796721      E22/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          7.8750             603.75             80
                          7.6250             603.75
ALBUQUERQUE   NM 87121    1                  07/12/06           00
0429599491                05                 09/01/06           0.0000
0429599491                N                  08/01/36
0

10796737      E22/G02     F                  256,500.00         ZZ
                          360                256,500.00         1
                          7.6250             1629.84            77
                          7.3750             1629.84
VANCOUVER     WA 98685    5                  07/07/06           00
0429612534                05                 09/01/06           0.0000
0429612534                O                  08/01/36
0

10796745      E22/G02     F                  228,000.00         ZZ
                          360                228,000.00         1
                          7.8750             1496.25            80
                          7.6250             1496.25
JACKSONVILLE  FL 32257    1                  07/17/06           00
0429615065                03                 09/01/06           0.0000
0429615065                O                  08/01/36
0

10796755      E22/G02     F                  228,000.00         ZZ
                          360                228,000.00         1
                          7.6250             1448.75            80
                          7.3750             1448.75
PUYALLUP      WA 98375    1                  07/13/06           00
0429617251                03                 09/01/06           0.0000
0429617251                O                  08/01/36
0

10796761      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          8.3750             1256.25            80
                          8.1250             1256.25
PROVIDENCE    RI 02905    1                  07/17/06           00
0429631542                05                 09/01/06           0.0000
0429631542                O                  08/01/36
0

10796771      E22/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          8.3750             781.67             80
                          8.1250             781.67
OREGON CITY   OR 97045    1                  07/13/06           00
0429648116                05                 09/01/06           0.0000
0429648116                N                  08/01/36
0

10796783      E22/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          7.7500             904.17             80
                          7.5000             904.17
CHICAGO       IL 60643    2                  07/12/06           00
0429654882                05                 09/01/06           0.0000
0429654882                O                  08/01/36
0

10796785      E22/G02     F                  207,500.00         ZZ
                          360                207,500.00         1
                          8.3750             1577.15            95
                          8.1250             1577.15
FESTUS        MO 63028    5                  07/12/06           10
0429655384                03                 09/01/06           30.0000
0429655384                O                  08/01/36
0

10796805      E22/G02     F                  560,000.00         ZZ
                          360                560,000.00         1
                          7.5000             3500.00            74
                          7.2500             3500.00
MANSON        WA 98831    1                  07/13/06           00
0429670680                03                 09/01/06           0.0000
0429670680                N                  08/01/36
0

10796809      E22/G02     F                  565,000.00         ZZ
                          360                565,000.00         3
                          7.8750             3707.81            67
                          7.6250             3707.81
BRIGHTON      MA 02135    2                  07/11/06           00
0429675713                05                 09/01/06           0.0000
0429675713                O                  08/01/36
0

10796827      E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.8750             1050.00            80
                          7.6250             1050.00
TAMPA         FL 33609    1                  07/17/06           00
0429691835                05                 09/01/06           0.0000
0429691835                N                  08/01/36
0

10796837      E22/G01     F                  126,400.00         ZZ
                          360                126,400.00         1
                          7.1250             851.58             80
                          6.8750             851.58
TAYLORSVILLE  UT 84118    5                  07/11/06           00
0429703044                05                 09/01/06           0.0000
0429703044                O                  08/01/36
0

10796855      E22/G02     F                  268,000.00         ZZ
                          360                268,000.00         1
                          7.2500             1619.17            80
                          7.0000             1619.17
FREDERICK     MD 21701    1                  07/17/06           00
0429726755                05                 09/01/06           0.0000
0429726755                O                  08/01/36
0

10796859      E22/G02     F                  112,500.00         ZZ
                          360                112,500.00         1
                          8.3750             785.16             90
                          8.1250             785.16
BESSEMER      AL 35022    1                  07/17/06           01
0429731292                05                 09/01/06           25.0000
0429731292                N                  08/01/36
0

10796877      E22/G02     F                  215,960.00         ZZ
                          360                215,960.00         1
                          7.5000             1349.75            80
                          7.2500             1349.75
PORT ORCHARD  WA 98367    1                  07/14/06           00
0429748916                05                 09/01/06           0.0000
0429748916                O                  08/01/36
0

10796879      E22/G02     F                  115,000.00         ZZ
                          360                115,000.00         1
                          7.7500             742.71             72
                          7.5000             742.71
SMYRNA        GA 30080    2                  07/17/06           00
0429753973                05                 09/01/06           0.0000
0429753973                N                  08/01/36
0

10796885      E22/G02     F                  280,000.00         ZZ
                          360                280,000.00         2
                          7.7500             1808.33            80
                          7.5000             1808.33
CHICAGO       IL 60653    1                  07/17/06           00
0429393572                05                 09/01/06           0.0000
0429393572                O                  08/01/36
0

10797339      E82/G02     F                  175,900.00         TX
                          360                175,900.00         1
                          6.8750             1155.54            74
                          6.6250             1155.54
HOUSTON       TX 77090    5                  07/12/06           00
0401277702                03                 09/01/06           0.0000
0401277702                O                  08/01/36
0

10797341      E82/G02     F                  287,000.00         ZZ
                          360                287,000.00         1
                          6.8750             1885.39            100
                          6.6250             1885.39
SMYRNA        GA 30082    2                  07/12/06           04
0401281258                05                 09/01/06           35.0000
0401281258                O                  08/01/36
0

10797377      E82/G02     F                  161,000.00         ZZ
                          360                161,000.00         1
                          7.3750             1111.99            84
                          7.1250             1111.99
OMAHA         NE 68116    2                  07/12/06           04
0401279377                03                 09/01/06           12.0000
0401279377                O                  08/01/36
0

10797387      E82/G02     F                  154,200.00         ZZ
                          360                154,200.00         1
                          6.8750             1012.98            72
                          6.6250             1012.98
CENTENNIAL    CO 80015    2                  07/12/06           00
0401275177                05                 09/01/06           0.0000
0401275177                O                  08/01/36
0

10797615      253/253     F                  196,772.00         ZZ
                          360                196,622.27         1
                          7.3750             1359.06            80
                          7.1250             1359.06
GREENWOOD     IN 46143    1                  07/07/06           00
666317                    05                 08/01/06           0.0000
666317                    O                  07/01/36
0

10797649      253/253     F                  194,048.00         ZZ
                          360                194,048.00         1
                          7.3750             1340.25            80
                          7.1250             1340.25
GREENWOOD     IN 46143    1                  07/06/06           00
12526985                  03                 09/01/06           0.0000
12526985                  O                  08/01/36
0

10797723      Y96/G02     F                  175,000.00         ZZ
                          360                175,000.00         1
                          7.1250             1179.01            75
                          6.8750             1179.01
NORTH PORT    FL 34286    5                  07/03/06           00
0441661600                05                 09/01/06           0.0000
0604080000                O                  08/01/36
0

10797759      L20/G02     F                  179,652.00         ZZ
                          360                179,652.00         1
                          7.0000             1047.97            80
                          6.7500             1047.97
CLINTON       UT 84015    1                  07/12/06           00
0441657749                05                 09/01/06           0.0000
1881010486                O                  08/01/36
0

10797817      Z64/G02     F                  89,500.00          ZZ
                          360                89,500.00          1
                          6.8750             587.95             82
                          6.6250             587.95
BIRMINGTON    AL 35127    1                  07/12/06           14
0441663606                05                 09/01/06           12.0000
17613201142051            O                  08/01/36
0

10798051      Z82/G02     F                  117,600.00         ZZ
                          360                117,600.00         1
                          7.7500             842.50             80
                          7.5000             842.50
CHIPPEWA FALLSWI 54729    5                  07/12/06           00
0441657590                05                 09/01/06           0.0000
19751                     O                  08/01/36
0

10798345      313/G02     F                  215,962.00         ZZ
                          360                215,962.00         1
                          6.9990             1436.66            80
                          6.7490             1436.66
COCOA         FL 32927    1                  07/11/06           00
0441666518                03                 09/01/06           0.0000
11059029                  O                  08/01/36
0

10798445      313/G02     F                  246,400.00         ZZ
                          360                246,400.00         1
                          7.0000             1639.31            80
                          6.7500             1639.31
PORTLAND      OR 97213    1                  07/05/06           00
0441655230                05                 09/01/06           0.0000
11197639                  O                  08/01/36
0

10798463      313/G02     F                  228,069.00         ZZ
                          360                228,069.00         1
                          6.8750             1306.65            95
                          6.6250             1306.65
CAPE CORAL    FL 33991    1                  07/06/06           10
0441655214                05                 09/01/06           35.0000
11208923                  O                  08/01/36
0

10799083      E22/G02     F                  252,000.00         ZZ
                          360                252,000.00         1
                          7.5000             1575.00            90
                          7.2500             1575.00
LAKEWOOD      WA 98498    1                  07/11/06           10
0429506256                05                 09/01/06           25.0000
0429506256                N                  08/01/36
0

10799091      E22/G02     F                  98,250.00          ZZ
                          360                98,250.00          3
                          7.3750             678.59             75
                          7.1250             678.59
ALBUQUERQUE   NM 87108    1                  07/18/06           00
0429514177                05                 09/01/06           0.0000
0429514177                N                  08/01/36
0

10799093      E22/G01     F                  357,000.00         ZZ
                          360                357,000.00         1
                          6.7500             2008.13            64
                          6.5000             2008.13
FULLERTON     CA 92833    5                  07/11/06           00
0429519903                05                 09/01/06           0.0000
0429519903                O                  08/01/36
0

10799113      E22/G02     F                  224,000.00         ZZ
                          360                224,000.00         1
                          7.3750             1547.11            80
                          7.1250             1547.11
LAFAYETTE     CO 80026    2                  07/13/06           00
0429541345                05                 09/01/06           0.0000
0429541345                O                  08/01/36
0

10799117      E22/G01     F                  128,000.00         ZZ
                          360                128,000.00         1
                          6.8750             840.87             80
                          6.6250             840.87
KATY          TX 77494    2                  07/13/06           00
0429546435                03                 09/01/06           0.0000
0429546435                O                  08/01/36
0

10799127      E22/G02     F                  240,000.00         ZZ
                          360                240,000.00         1
                          8.0000             1600.00            80
                          7.7500             1600.00
BOISE         ID 83713    2                  07/13/06           00
0429562846                03                 09/01/06           0.0000
0429562846                N                  08/01/36
0

10799137      E22/G02     F                  252,750.00         ZZ
                          360                252,750.00         1
                          7.1250             1500.70            80
                          6.8750             1500.70
SEATTLE       WA 98102    1                  07/13/06           00
0429575004                01                 09/01/06           0.0000
0429575004                O                  08/01/36
0

10799161      E22/G02     F                  108,000.00         ZZ
                          360                108,000.00         1
                          7.1250             727.62             80
                          6.8750             727.62
LESTER PRAIRIEMN 55354    2                  07/13/06           00
0429597271                05                 09/01/06           0.0000
0429597271                O                  08/01/36
0

10799171      E22/G02     F                  161,000.00         T
                          360                161,000.00         1
                          7.2500             972.71             63
                          7.0000             972.71
EUGENE        OR 97404    1                  07/14/06           00
0429600786                05                 09/01/06           0.0000
0429600786                O                  08/01/36
0

10799191      E22/G02     F                  62,400.00          ZZ
                          360                62,400.00          1
                          8.3750             435.50             80
                          8.1250             435.50
FOREST HILL   TX 76119    1                  07/13/06           00
0429626328                05                 09/01/06           0.0000
0429626328                N                  08/01/36
0

10799193      E22/G02     F                  166,500.00         ZZ
                          360                166,500.00         1
                          7.2500             1135.82            79
                          7.0000             1135.82
ARDMORE       OK 73401    2                  07/13/06           00
0429626559                05                 09/01/06           0.0000
0429626559                O                  08/01/36
0

10799205      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          8.3750             697.92             80
                          8.1250             697.92
ARLINGTON     TX 76017    1                  07/13/06           00
0429640477                05                 09/01/06           0.0000
0429640477                N                  08/01/36
0

10799213      E22/G02     F                  172,800.00         ZZ
                          360                172,800.00         1
                          7.5000             1080.00            79
                          7.2500             1080.00
MORRISON      CO 80465    1                  07/18/06           00
0429647100                05                 09/01/06           0.0000
0429647100                O                  08/01/36
0

10799217      E22/G02     F                  126,000.00         ZZ
                          360                126,000.00         1
                          7.3750             774.38             60
                          7.1250             774.38
LANCASTER     CA 93534    2                  07/11/06           00
0429648702                01                 09/01/06           0.0000
0429648702                N                  08/01/36
0

10799231      E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          8.2500             1375.00            80
                          8.0000             1375.00
PALM BEACH GARFL 33418    1                  07/18/06           00
0429662414                09                 09/01/06           0.0000
0429662414                O                  08/01/36
0

10799237      E22/G02     F                  84,750.00          ZZ
                          360                84,750.00          1
                          7.7500             547.34             75
                          7.5000             547.34
ROSSVILLE     GA 30741    1                  07/11/06           00
0429671548                05                 09/01/06           0.0000
0429671548                N                  08/01/36
0

10799239      E22/G02     F                  215,200.00         ZZ
                          360                215,200.00         1
                          7.8750             1412.25            80
                          7.6250             1412.25
GREENVILLE    AL 36037    1                  07/13/06           00
0429671738                05                 09/01/06           0.0000
0429671738                O                  08/01/36
0

10799241      E22/G02     F                  152,440.00         ZZ
                          360                152,440.00         1
                          7.6250             1078.96            80
                          7.3750             1078.96
BELLPORT      NY 11713    1                  07/18/06           00
0429673742                05                 09/01/06           0.0000
0429673742                N                  08/01/36
0

10799247      E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.7500             1033.33            80
                          7.5000             1033.33
ORLANDO       FL 32822    1                  07/18/06           00
0429681679                05                 09/01/06           0.0000
0429681679                N                  08/01/36
0

10799281      E22/G02     F                  213,560.00         ZZ
                          360                213,560.00         1
                          7.5000             1334.75            80
                          7.2500             1334.75
BONNEY LAKE   WA 98391    1                  07/13/06           00
0429714660                03                 09/01/06           0.0000
0429714660                N                  08/01/36
0

10799287      E22/G02     F                  370,000.00         ZZ
                          360                370,000.00         1
                          7.6250             2351.04            78
                          7.3750             2351.04
SCOTTS MILLS  OR 97381    5                  07/13/06           00
0429715915                05                 09/01/06           0.0000
0429715915                O                  08/01/36
0

10799299      E22/G02     F                  280,000.00         ZZ
                          360                280,000.00         1
                          7.6250             1868.52            80
                          7.3750             1868.52
MALDEN        MA 02148    1                  07/18/06           00
0429746647                05                 09/01/06           0.0000
0429746647                O                  08/01/36
0

10799301      E22/G02     F                  123,700.00         ZZ
                          360                123,700.00         1
                          7.5000             864.93             75
                          7.2500             864.93
NEW CASTLE    DE 19720    5                  07/18/06           00
0429748346                05                 09/01/06           0.0000
0429748346                N                  08/01/36
0

10799305      E22/G02     F                  185,600.00         ZZ
                          360                185,600.00         1
                          7.8750             1218.00            80
                          7.6250             1218.00
LAKE IN THE HIIL 60156    1                  07/18/06           00
0429750680                05                 09/01/06           0.0000
0429750680                O                  08/01/36
0

10799317      E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          8.3750             558.33             80
                          8.1250             558.33
ST PAUL       MN 55106    1                  07/18/06           00
0429791585                05                 09/01/06           0.0000
0429791585                N                  08/01/36
0

10799349      E22/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          7.1250             1239.64            80
                          6.8750             1239.64
DOWAGIAC      MI 49047    2                  07/13/06           00
0428764864                05                 09/01/06           0.0000
0428764864                O                  08/01/36
0

10799357      E22/G02     F                  252,000.00         ZZ
                          360                252,000.00         1
                          7.5000             1658.34            80
                          7.2500             1658.34
HARVEY        LA 70058    1                  07/18/06           00
0428857494                05                 09/01/06           0.0000
0428857494                O                  08/01/36
0

10799361      E22/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          7.6250             889.58             80
                          7.3750             889.58
ANOKA         MN 55303    2                  07/13/06           00
0428938013                05                 09/01/06           0.0000
0428938013                O                  08/01/36
0

10799363      E22/G02     F                  144,000.00         ZZ
                          360                144,000.00         1
                          7.3750             994.57             80
                          7.1250             994.57
COLUMBIA      PA 17512    5                  07/13/06           00
0428938039                05                 09/01/06           0.0000
0428938039                O                  08/01/36
0

10799389      E22/G02     F                  138,975.00         ZZ
                          360                138,975.00         4
                          7.3750             854.12             75
                          7.1250             854.12
COLLEGE STATIOTX 77845    1                  07/11/06           00
0429087380                05                 09/01/06           0.0000
0429087380                N                  08/01/36
0

10799407      E22/G02     F                  169,500.00         ZZ
                          360                169,500.00         1
                          7.0000             988.75             57
                          6.7500             988.75
BALTIMORE     MD 21224    5                  07/13/06           00
0429177736                07                 09/01/06           0.0000
0429177736                N                  08/01/36
0

10799409      E22/G02     F                  111,975.00         ZZ
                          360                111,975.00         1
                          7.6250             711.51             75
                          7.3750             711.51
PACE          FL 32571    1                  07/12/06           00
0429185655                05                 09/01/06           0.0000
0429185655                N                  08/01/36
0

10799421      E22/G02     F                  96,000.00          ZZ
                          360                96,000.00          1
                          7.8750             696.07             80
                          7.6250             696.07
ROCHESTER     NY 14609    1                  07/18/06           00
0429212723                05                 09/01/06           0.0000
0429212723                O                  08/01/36
0

10799429      E22/G02     F                  408,000.00         TX
                          360                408,000.00         1
                          7.5000             2852.80            80
                          7.2500             2852.80
WIMBERLEY     TX 78676    5                  07/13/06           00
0429219629                05                 09/01/06           0.0000
0429219629                O                  08/01/36
0

10799433      E22/G02     F                  119,250.00         ZZ
                          360                119,250.00         3
                          7.3750             823.63             75
                          7.1250             823.63
ALBUQUERQUE   NM 87123    1                  07/18/06           00
0429246101                05                 09/01/06           0.0000
0429246101                N                  08/01/36
0

10799435      E22/G02     F                  198,750.00         ZZ
                          360                198,750.00         1
                          8.0000             1325.00            75
                          7.7500             1325.00
LOGANVILLE    GA 30052    2                  07/18/06           00
0429246390                05                 09/01/06           0.0000
0429246390                N                  08/01/36
0

10799437      E22/G02     F                  87,120.00          ZZ
                          360                87,120.00          1
                          8.1250             646.86             80
                          7.8750             646.86
LAPORTE       TX 77571    1                  07/18/06           00
0429252547                03                 09/01/06           0.0000
0429252547                N                  08/01/36
0

10799451      E22/G01     F                  137,600.00         ZZ
                          360                137,600.00         1
                          6.8750             903.93             80
                          6.6250             903.93
SALEM         OR 97301    2                  07/12/06           00
0429273691                05                 09/01/06           0.0000
0429273691                O                  08/01/36
0

10799453      E22/G02     F                  196,400.00         ZZ
                          360                196,400.00         1
                          6.8750             1290.21            80
                          6.6250             1290.21
AVONDALE      AZ 85323    1                  07/12/06           00
0429275035                03                 09/01/06           0.0000
0429275035                O                  08/01/36
0

10799465      E22/G02     F                  62,400.00          ZZ
                          360                62,400.00          1
                          8.1250             463.32             80
                          7.8750             463.32
DETROIT       MI 48227    1                  07/18/06           00
0429280589                05                 09/01/06           0.0000
0429280589                N                  08/01/36
0

10799475      E22/G02     F                  319,500.00         ZZ
                          360                319,500.00         1
                          7.5000             2233.99            90
                          7.2500             2233.99
EAST WENATCHEEWA 98802    5                  07/12/06           04
0429299357                05                 09/01/06           30.0000
0429299357                O                  08/01/36
0

10799477      E22/G02     F                  196,800.00         ZZ
                          360                196,800.00         1
                          8.1250             1332.50            80
                          7.8750             1332.50
CAPE CORAL    FL 33909    2                  07/13/06           00
0429303993                05                 09/01/06           0.0000
0429303993                N                  08/01/36
0

10799507      E22/G02     F                  339,200.00         ZZ
                          360                339,200.00         1
                          7.3750             2342.77            80
                          7.1250             2342.77
EDEN          UT 84310    2                  07/13/06           00
0429362429                05                 09/01/06           0.0000
0429362429                O                  08/01/36
0

10799511      E22/G02     F                  76,500.00          ZZ
                          360                76,500.00          1
                          8.0000             510.00             90
                          7.7500             510.00
NORCROSS      GA 30093    2                  07/18/06           10
0429369325                01                 09/01/06           25.0000
0429369325                N                  08/01/36
0

10799521      E22/G02     F                  320,000.00         ZZ
                          360                320,000.00         1
                          8.0000             2348.05            76
                          7.7500             2348.05
DUCK          NC 27949    5                  07/13/06           00
0429383524                03                 09/01/06           0.0000
0429383524                O                  08/01/36
0

10799523      E22/G02     F                  224,000.00         ZZ
                          360                224,000.00         1
                          7.3750             1376.67            80
                          7.1250             1376.67
DAVENPORT     FL 33896    1                  07/18/06           00
0429388184                03                 09/01/06           0.0000
0429388184                O                  08/01/36
0

10799529      E22/G02     F                  127,920.00         ZZ
                          360                127,920.00         1
                          8.1250             949.80             80
                          7.8750             949.80
DAVENPORT     FL 33896    1                  07/18/06           00
0429390248                01                 09/01/06           0.0000
0429390248                N                  08/01/36
0

10799545      E22/G02     F                  192,800.00         ZZ
                          360                192,800.00         2
                          7.5000             1348.09            80
                          7.2500             1348.09
MILLBROOK     AL 36054    1                  07/14/06           00
0429405624                05                 09/01/06           0.0000
0429405624                N                  08/01/36
0

10799547      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.1250             808.46             80
                          6.8750             808.46
SEBRING       FL 33875    5                  07/07/06           00
0429421357                05                 09/01/06           0.0000
0429421357                O                  08/01/36
0

10799549      E22/G02     F                  348,354.00         ZZ
                          360                348,354.00         1
                          8.1250             2358.65            90
                          7.8750             2358.65
OVIEDO        FL 32865    1                  07/14/06           10
0429422116                03                 09/01/06           25.0000
0429422116                N                  08/01/36
0

10799577      E22/G02     F                  286,000.00         ZZ
                          360                286,000.00         1
                          7.3750             1757.71            77
                          7.1250             1757.71
SPRINGFIELD   MO 65807    5                  07/13/06           00
0429459134                03                 09/01/06           0.0000
0429459134                O                  08/01/36
0

10799583      E22/G02     F                  101,600.00         ZZ
                          360                101,600.00         1
                          8.0000             677.33             80
                          7.7500             677.33
SAINT PETERSBUFL 33714    1                  07/18/06           00
0429462112                05                 09/01/06           0.0000
0429462112                N                  08/01/36
0

10799585      E22/G02     F                  384,000.00         ZZ
                          360                384,000.00         1
                          7.8750             2520.00            80
                          7.6250             2520.00
ROSBURY TWP.  NJ 07876    1                  07/18/06           00
0429462187                05                 09/01/06           0.0000
0429462187                O                  08/01/36
0

10799615      E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          8.3750             1395.83            80
                          8.1250             1395.83
CAPE CORAL    FL 33909    2                  07/13/06           00
0429484983                05                 09/01/06           0.0000
0429484983                N                  08/01/36
0

10799629      E22/G02     F                  168,000.00         ZZ
                          360                168,000.00         2
                          7.7500             1203.57            80
                          7.5000             1203.57
ALBANY        NY 12208    2                  07/18/06           00
0428973721                05                 09/01/06           0.0000
0428973721                N                  08/01/36
0

10800073      E82/G02     F                  177,700.00         ZZ
                          360                177,700.00         1
                          7.2500             1212.23            65
                          7.0000             1212.23
TUCSON        AZ 85746    2                  07/13/06           00
0401259619                05                 09/01/06           0.0000
0401259619                O                  08/01/36
0

10800079      E82/G01     F                  125,100.00         ZZ
                          360                125,100.00         1
                          6.7500             811.40             92
                          6.5000             811.40
DOLTON        IL 60419    2                  07/12/06           04
0401282884                05                 09/01/06           30.0000
0401282884                O                  08/01/36
0

10800331      168/168     F                  436,000.00         ZZ
                          360                434,401.92         1
                          6.5000             2755.82            80
                          6.2500             2755.82
NEW YORK      NY 10019    5                  03/16/06           00
7846649                   11                 05/01/06           0.0000
7846649                   O                  04/01/36
0

10800341      168/168     F                  112,000.00         ZZ
                          360                111,749.05         1
                          7.5000             783.13             80
                          7.2500             783.13
WILLIAMSVILLE NY 14221    5                  04/17/06           00
7862164                   05                 06/01/06           0.0000
7862164                   O                  05/01/36
0

10800359      168/168     F                  525,000.00         ZZ
                          360                523,669.20         1
                          6.8750             3448.88            70
                          6.6250             3448.88
LA JOLLA      CA 92037    1                  04/18/06           00
7869286                   01                 06/01/06           0.0000
7869286                   O                  05/01/36
0

10800361      168/168     F                  107,900.00         ZZ
                          360                107,726.90         1
                          7.1250             726.95             80
                          6.8750             726.95
CARROLL       NY 14738    1                  05/30/06           00
7870312                   05                 07/01/06           0.0000
7870312                   O                  06/01/36
0

10800365      168/168     F                  420,000.00         ZZ
                          360                419,629.44         2
                          6.6250             2689.31            80
                          6.3750             2689.31
NEW ROCHELLE  NY 10801    5                  06/19/06           00
7872757                   05                 08/01/06           0.0000
7872757                   N                  07/01/36
0

10800367      168/168     F                  176,950.00         ZZ
                          360                176,644.43         1
                          6.7500             1147.70            78
                          6.5000             1147.70
INDIAN TRAIL  NC 28079    1                  05/03/06           00
7875891                   03                 07/01/06           0.0000
7875891                   O                  06/01/36
0

10800375      168/168     F                  417,000.00         ZZ
                          360                417,000.00         1
                          7.0000             2432.50            80
                          6.7500             2432.50
LEVITTOWN     NY 11756    1                  05/24/06           00
7878423                   05                 07/01/06           0.0000
7878423                   O                  06/01/36
0

10800377      168/168     F                  495,000.00         ZZ
                          360                494,632.63         1
                          7.5000             3461.12            58
                          7.2500             3461.12
BROOKLYN      NY 11201    1                  06/28/06           00
7878482                   01                 08/01/06           0.0000
7878482                   O                  07/01/36
0

10800381      168/168     F                  370,800.00         ZZ
                          360                370,800.00         1
                          7.2500             2240.25            80
                          7.0000             2240.25
CORTLANDT     NY 10567    1                  06/22/06           00
7879113                   05                 08/01/06           0.0000
7879113                   O                  07/01/36
0

10800383      168/168     F                  620,400.00         ZZ
                          360                619,983.72         1
                          8.0000             4552.28            80
                          7.7500             4552.28
HACIENDA HEIGHCA 91745    1                  06/06/06           00
7879300                   05                 08/01/06           0.0000
7879300                   O                  07/01/36
0

10800385      168/168     F                  975,000.00         ZZ
                          360                975,000.00         1
                          7.1250             5789.06            75
                          6.8750             5789.06
ROCKVILLE CENTNY 11570    1                  06/14/06           00
7879445                   05                 08/01/06           0.0000
7879445                   O                  07/01/36
0

10800409      168/168     F                  512,000.00         ZZ
                          360                512,000.00         1
                          7.0000             2986.67            33
                          6.7500             2986.67
STONY POINT   NY 10980    5                  06/08/06           00
7884736                   05                 08/01/06           0.0000
7884736                   O                  07/01/36
0

10800411      168/168     F                  480,000.00         ZZ
                          360                479,625.55         1
                          7.2500             3274.45            80
                          7.0000             3274.45
MATAWAN       NJ 07747    5                  06/20/06           00
7885255                   03                 08/01/06           0.0000
7885255                   O                  07/01/36
0

10800413      168/168     F                  592,000.00         ZZ
                          360                591,560.65         3
                          7.5000             4139.35            80
                          7.2500             4139.35
STAMFORD      CT 06902    1                  06/12/06           00
7885415                   05                 08/01/06           0.0000
7885415                   O                  07/01/36
0

10800417      168/168     F                  188,000.00         ZZ
                          360                188,000.00         1
                          7.5000             1175.00            80
                          7.2500             1175.00
CORTLANDT     NY 10547    1                  06/05/06           00
7885851                   03                 07/01/06           0.0000
7885851                   O                  06/01/36
0

10800421      168/168     F                  116,000.00         ZZ
                          360                115,895.13         1
                          6.5000             733.20             79
                          6.2500             733.20
LEWISTON      NY 14131    5                  06/05/06           00
7886255                   05                 08/01/06           0.0000
7886255                   O                  07/01/36
0

10800425      168/168     F                  97,500.00          ZZ
                          360                97,343.59          1
                          7.1250             656.88             74
                          6.8750             656.88
AUSTIN        TX 78705    1                  06/02/06           00
7886442                   01                 07/01/06           0.0000
7886442                   N                  06/01/36
0

10800427      168/168     F                  350,000.00         ZZ
                          360                349,683.59         1
                          6.5000             2212.24            70
                          6.2500             2212.24
RICHMOND      CA 94805    5                  06/22/06           00
7886591                   05                 08/01/06           0.0000
7886591                   O                  07/01/36
0

10800437      168/168     F                  412,000.00         ZZ
                          360                412,000.00         1
                          7.2500             2489.17            80
                          7.0000             2489.17
HEMPSTEAD     NY 11565    1                  06/02/06           00
7887644                   05                 08/01/06           0.0000
7887644                   O                  07/01/36
0

10800459      168/168     F                  221,000.00         ZZ
                          360                220,827.60         1
                          7.2500             1507.61            67
                          7.0000             1507.61
PIERMONT      NY 10968    2                  06/06/06           00
7891785                   01                 08/01/06           0.0000
7891785                   O                  07/01/36
0

10800461      168/168     F                  336,000.00         ZZ
                          360                336,000.00         1
                          7.3750             2065.00            80
                          7.1250             2065.00
OAK HARBOR    WA 98277    1                  05/30/06           00
7892539                   05                 07/01/06           0.0000
7892539                   O                  06/01/36
0

10800465      168/168     F                  397,500.00         ZZ
                          360                397,226.43         3
                          7.8750             2882.16            74
                          7.6250             2882.16
YONKERS       NY 10704    1                  06/13/06           00
7892688                   05                 08/01/06           0.0000
7892688                   O                  07/01/36
0

10800467      168/168     F                  336,000.00         ZZ
                          360                336,000.00         1
                          7.0000             1960.00            80
                          6.7500             1960.00
SPRINGFIELD   VA 22151    1                  06/21/06           00
7892731                   03                 08/01/06           0.0000
7892731                   O                  07/01/36
0

10800469      168/168     F                  348,400.00         ZZ
                          360                348,128.21         1
                          7.2500             2376.71            80
                          7.0000             2376.71
NEW PALTZ     NY 12561    2                  06/16/06           00
7892798                   05                 08/01/06           0.0000
7892798                   O                  07/01/36
0

10800479      168/168     F                  186,400.00         ZZ
                          360                186,129.32         1
                          7.6250             1319.33            80
                          7.3750             1319.33
BOYNTON BEACH FL 33426    1                  06/05/06           00
7893439                   05                 07/01/06           0.0000
7893439                   O                  06/01/36
0

10800481      168/168     F                  359,000.00         ZZ
                          360                358,698.39         4
                          6.8750             2358.38            80
                          6.6250             2358.38
POUGHKEEPSIE  NY 12601    2                  06/20/06           00
7893475                   05                 08/01/06           0.0000
7893475                   O                  07/01/36
0

10800485      168/168     F                  650,000.00         ZZ
                          360                648,874.58         1
                          6.8750             4270.04            55
                          6.6250             4270.04
TURLOCK       CA 95380    5                  05/26/06           00
7894383                   05                 07/01/06           0.0000
7894383                   O                  06/01/36
0

10800491      168/168     F                  525,000.00         ZZ
                          360                524,838.67         1
                          7.3750             3226.56            70
                          7.1250             3226.56
SOUTHBURY     CT 06488    2                  06/16/06           00
7894624                   05                 08/01/06           0.0000
7894624                   O                  07/01/36
0

10800515      168/168     F                  80,000.00          T
                          360                79,850.23          1
                          7.3750             552.55             11
                          7.1250             552.55
WESTHAMPTON BENY 11977    1                  05/25/06           00
7897330                   01                 07/01/06           0.0000
7897330                   O                  06/01/36
0

10800517      168/168     F                  248,400.00         ZZ
                          360                248,210.98         1
                          7.3750             1715.64            80
                          7.1250             1715.64
FAIRVIEW      TN 37062    1                  06/14/06           00
7897757                   05                 08/01/06           0.0000
7897757                   O                  07/01/36
0

10800519      168/168     F                  330,000.00         ZZ
                          360                329,958.54         1
                          7.2500             1993.75            80
                          7.0000             1993.75
ISLIP         NY 11779    2                  06/02/06           00
7898897                   05                 08/01/06           0.0000
7898897                   O                  07/01/36
0

10800521      168/168     F                  185,600.00         ZZ
                          360                185,600.00         1
                          7.0000             1082.67            80
                          6.7500             1082.67
FISHERS       IN 46038    1                  06/15/06           00
7899257                   05                 08/01/06           0.0000
7899257                   O                  07/01/36
0

10800523      168/168     F                  220,000.00         ZZ
                          360                219,696.19         1
                          7.8750             1595.16            79
                          7.6250             1595.16
HOMER GLEN    IL 60491    1                  05/31/06           00
7899324                   05                 07/01/06           0.0000
7899324                   O                  06/01/36
0

10800525      168/168     F                  220,000.00         ZZ
                          360                219,832.59         1
                          7.3750             1519.49            80
                          7.1250             1519.49
POCOMOKE      MD 21851    5                  05/30/06           00
7899354                   05                 08/01/06           0.0000
7899354                   O                  07/01/36
0

10800547      168/168     F                  184,000.00         ZZ
                          360                183,926.23         1
                          6.8750             1054.17            60
                          6.6250             1054.17
PORT CHARLOTTEFL 33952    5                  06/06/06           00
7932287                   05                 08/01/06           0.0000
7932287                   O                  07/01/36
0

10800549      168/168     F                  595,000.00         ZZ
                          360                594,999.83         1
                          7.0000             3470.83            74
                          6.7500             3470.83
ARCADIA       CA 91006    2                  05/25/06           00
7931945                   05                 07/01/06           0.0000
7931945                   O                  06/01/36
0

10800551      168/168     F                  114,400.00         ZZ
                          360                114,296.58         1
                          6.5000             723.09             80
                          6.2500             723.09
LINDALE       GA 30147    5                  06/19/06           00
7932118                   05                 08/01/06           0.0000
7932118                   O                  07/01/36
0

10800553      168/168     F                  163,950.00         ZZ
                          360                163,950.00         1
                          8.0000             1093.00            76
                          7.7500             1093.00
HOMESTEAD     FL 33035    1                  06/02/06           00
7932223                   03                 08/01/06           0.0000
7932223                   O                  07/01/36
0

10800559      168/168     F                  136,000.00         ZZ
                          360                136,000.00         1
                          6.7500             765.00             39
                          6.5000             765.00
OOLTEWAH      TN 37363    5                  06/08/06           00
7932787                   03                 08/01/06           0.0000
7932787                   O                  07/01/36
0

10800561      168/168     F                  500,000.00         ZZ
                          360                499,157.46         1
                          6.8750             3284.65            76
                          6.6250             3284.65
BAYSIDE       NY 11361    1                  05/31/06           00
7933260                   05                 07/01/06           0.0000
7933260                   O                  06/01/36
0

10800565      168/168     F                  661,150.00         ZZ
                          360                661,150.00         1
                          6.7500             3718.97            53
                          6.5000             3718.97
THOUSAND OAKS CA 91360    2                  06/15/06           00
7933619                   03                 08/01/06           0.0000
7933619                   O                  07/01/36
0

10800567      168/168     F                  224,000.00         T
                          360                224,000.00         1
                          8.1250             1516.67            76
                          7.8750             1516.67
NEW SMYRNA BEAFL 32169    1                  05/25/06           00
7933691                   01                 07/01/06           0.0000
7933691                   O                  06/01/36
0

10800569      168/168     F                  200,000.00         ZZ
                          360                199,831.97         2
                          6.8750             1313.86            37
                          6.6250             1313.86
BURBANK       CA 91505    5                  06/05/06           00
7933905                   05                 08/01/06           0.0000
7933905                   N                  07/01/36
0

10800573      168/168     F                  408,000.00         ZZ
                          360                408,000.00         1
                          8.0000             2720.00            80
                          7.7500             2720.00
CHICAGO       IL 60613    1                  06/07/06           00
7934154                   01                 08/01/06           0.0000
7934154                   O                  07/01/36
0

10800575      168/168     F                  206,000.00         ZZ
                          360                205,854.61         1
                          7.7500             1475.81            75
                          7.5000             1475.81
WEST PALM BEACFL 33415    1                  06/22/06           00
7934185                   05                 08/01/06           0.0000
7934185                   O                  07/01/36
0

10800577      168/168     F                  129,600.00         ZZ
                          360                129,416.45         1
                          7.7500             928.48             90
                          7.5000             928.48
BAY CITY      MI 48708    1                  06/02/06           10
7934433                   05                 07/01/06           25.0000
7934433                   N                  06/01/36
0

10800579      168/168     F                  324,000.00         ZZ
                          360                324,000.00         1
                          7.3750             1991.25            80
                          7.1250             1991.25
WALLA WALLA   WA 99362    1                  06/07/06           00
7934593                   05                 08/01/06           0.0000
7934593                   O                  07/01/36
0

10800583      168/168     F                  560,000.00         ZZ
                          360                560,000.00         1
                          8.1250             3791.67            79
                          7.8750             3791.67
ARLINGTON HEIGIL 60001    5                  06/07/06           00
7934935                   05                 08/01/06           0.0000
7934935                   O                  07/01/36
0

10800589      168/168     F                  716,000.00         ZZ
                          360                715,455.18         1
                          7.3750             4945.24            80
                          7.1250             4945.24
BIRMINGHAM    MI 48009    1                  06/22/06           00
7935565                   05                 08/01/06           0.0000
7935565                   O                  07/01/36
0

10800591      168/168     F                  400,000.00         ZZ
                          360                399,687.96         1
                          7.2500             2728.71            80
                          7.0000             2728.71
STAFFORD      VA 22554    5                  06/02/06           00
7935580                   03                 08/01/06           0.0000
7935580                   O                  07/01/36
0

10800595      168/168     F                  948,000.00         ZZ
                          360                948,000.00         1
                          7.6250             6023.75            80
                          7.3750             6023.75
PINECREST     FL 33156    1                  06/27/06           00
7936019                   05                 08/01/06           0.0000
7936019                   O                  07/01/36
0

10800599      168/168     F                  390,000.00         ZZ
                          360                390,000.00         1
                          6.7500             2193.75            70
                          6.5000             2193.75
HAWTHORNE     CA 90250    5                  06/12/06           00
7936302                   05                 08/01/06           0.0000
7936302                   O                  07/01/36
0

10800601      168/168     F                  184,000.00         ZZ
                          360                183,873.37         1
                          7.8750             1334.13            80
                          7.6250             1334.13
EDEN          NY 14057    5                  06/13/06           00
7936487                   05                 08/01/06           0.0000
7936487                   O                  07/01/36
0

10800605      168/168     F                  317,200.00         ZZ
                          360                316,933.51         1
                          6.8750             2083.78            80
                          6.6250             2083.78
YONKERS       NY 10705    1                  06/19/06           00
7936781                   05                 08/01/06           0.0000
7936781                   O                  07/01/36
0

10800613      168/168     F                  285,000.00         ZZ
                          360                285,000.00         1
                          6.8750             1632.81            74
                          6.6250             1632.81
KIRKLAND      WA 98034    1                  06/08/06           00
7937318                   05                 08/01/06           0.0000
7937318                   N                  07/01/36
0

10800615      168/168     F                  350,000.00         ZZ
                          360                350,000.00         1
                          6.8750             2005.21            60
                          6.6250             2005.21
RIVERBANK     CA 95367    5                  06/02/06           00
7937484                   05                 08/01/06           0.0000
7937484                   O                  07/01/36
0

10800617      168/168     F                  600,000.00         ZZ
                          360                599,470.63         1
                          6.6250             3841.87            72
                          6.3750             3841.87
SAN FRANCISCO CA 94116    1                  06/01/06           00
7937514                   05                 08/01/06           0.0000
7937514                   O                  07/01/36
0

10800621      168/168     F                  344,000.00         ZZ
                          360                344,000.00         1
                          7.3750             2114.17            80
                          7.1250             2114.17
NILES         IL 60714    1                  06/14/06           00
7937692                   05                 08/01/06           0.0000
7937692                   O                  07/01/36
0

10800623      168/168     F                  328,000.00         ZZ
                          360                328,000.00         1
                          7.2500             1981.67            80
                          7.0000             1981.67
CENTREVILLE   VA 20121    5                  06/21/06           00
7937725                   03                 08/01/06           0.0000
7937725                   O                  07/01/36
0

10800633      168/168     F                  400,000.00         ZZ
                          360                400,000.00         1
                          7.1250             2375.00            60
                          6.8750             2375.00
PEARL RIVER   NY 10965    5                  06/23/06           00
7938028                   05                 08/01/06           0.0000
7938028                   O                  07/01/36
0

10800639      168/168     F                  188,000.00         ZZ
                          360                187,860.38         1
                          7.5000             1314.53            80
                          7.2500             1314.53
FLUSHING      MI 48433    2                  06/15/06           00
7938779                   05                 08/01/06           0.0000
7938779                   O                  07/01/36
0

10800643      168/168     F                  61,600.00          ZZ
                          360                61,558.67          1
                          8.0000             452.00             70
                          7.7500             452.00
INDIANAPOLIS  IN 46235    5                  06/02/06           00
7938845                   05                 08/01/06           0.0000
7938845                   N                  07/01/36
0

10800647      168/168     F                  213,600.00         ZZ
                          360                213,600.00         1
                          7.6250             1357.25            79
                          7.3750             1357.25
DAVENPORT     FL 33896    1                  06/09/06           00
7939124                   03                 08/01/06           0.0000
7939124                   O                  07/01/36
0

10800649      168/168     F                  139,200.00         ZZ
                          360                139,200.00         1
                          7.1250             826.50             80
                          6.8750             826.50
MANHATTAN     IL 60442    1                  06/16/06           00
7939387                   03                 08/01/06           0.0000
7939387                   O                  07/01/36
0

10800655      168/168     F                  97,600.00          ZZ
                          360                97,452.23          1
                          7.6250             690.81             78
                          7.3750             690.81
HAMPDEN       ME 04444    1                  06/05/06           00
7939616                   05                 08/01/06           0.0000
7939616                   O                  07/01/36
0

10800659      168/168     F                  682,500.00         ZZ
                          360                682,500.00         1
                          7.6250             4336.72            70
                          7.3750             4336.72
SEDONA        AZ 86336    5                  06/13/06           00
7939920                   05                 08/01/06           0.0000
7939920                   O                  07/01/36
0

10800661      168/168     F                  335,440.00         ZZ
                          360                335,191.05         2
                          7.5000             2345.45            79
                          7.2500             2345.45
BRONX         NY 10460    1                  06/21/06           00
7940080                   05                 08/01/06           0.0000
7940080                   O                  07/01/36
0

10800665      168/168     F                  439,100.00         T
                          360                438,790.08         1
                          7.7500             3145.77            54
                          7.5000             3145.77
MYRTLE BEACH  SC 29579    1                  06/26/06           00
7940232                   01                 08/01/06           0.0000
7940232                   O                  07/01/36
0

10800667      168/168     F                  544,000.00         ZZ
                          360                544,000.00         2
                          7.1250             3230.00            80
                          6.8750             3230.00
ROSEDALE      NY 11422    1                  06/13/06           00
7940424                   05                 08/01/06           0.0000
7940424                   O                  07/01/36
0

10800671      168/168     F                  412,000.00         ZZ
                          360                412,000.00         1
                          8.0000             2746.67            70
                          7.7500             2746.67
CORONA        CA 92883    2                  06/05/06           00
7940628                   03                 08/01/06           0.0000
7940628                   O                  07/01/36
0

10800681      168/168     F                  200,000.00         T
                          360                199,840.06         1
                          7.1250             1347.44            63
                          6.8750             1347.44
INDIALANTIC   FL 32903    1                  06/26/06           00
7941641                   05                 08/01/06           0.0000
7941641                   O                  07/01/36
0

10800685      168/168     F                  364,000.00         ZZ
                          360                363,716.04         1
                          7.2500             2483.12            80
                          7.0000             2483.12
STREET        MD 21154    1                  06/27/06           00
7942186                   05                 08/01/06           0.0000
7942186                   O                  07/01/36
0

10800687      168/168     F                  95,200.00          ZZ
                          360                95,131.10          1
                          7.6250             673.82             80
                          7.3750             673.82
NEW HAVEN     CT 06519    5                  06/22/06           00
7942435                   05                 08/01/06           0.0000
7942435                   N                  07/01/36
0

10800691      168/168     F                  377,500.00         ZZ
                          360                377,500.00         1
                          6.8750             2162.76            78
                          6.6250             2162.76
WOODBRIDGE    VA 22192    5                  06/16/06           00
7942641                   03                 08/01/06           0.0000
7942641                   O                  07/01/36
0

10800695      168/168     F                  453,500.00         ZZ
                          360                453,146.23         1
                          7.2500             3093.67            78
                          7.0000             3093.67
PATTERSON     CA 95363    2                  06/21/06           00
7943240                   05                 08/01/06           0.0000
7943240                   O                  07/01/36
0

10800701      168/168     F                  199,200.00         ZZ
                          360                199,055.82         1
                          7.6250             1409.93            80
                          7.3750             1409.93
WILLOW SPRINGSIL 60480    1                  06/27/06           00
7943505                   05                 08/01/06           0.0000
7943505                   O                  07/01/36
0

10800703      168/168     F                  188,000.00         ZZ
                          360                187,863.92         1
                          7.6250             1330.66            76
                          7.3750             1330.66
MIAMI         FL 33173    1                  06/29/06           00
7943531                   03                 08/01/06           0.0000
7943531                   O                  07/01/36
0

10800705      168/168     F                  385,000.00         ZZ
                          360                384,721.34         1
                          7.6250             2725.01            68
                          7.3750             2725.01
MONROE        NY 10950    1                  06/19/06           00
7943536                   05                 08/01/06           0.0000
7943536                   N                  07/01/36
0

10800707      168/168     F                  208,100.00         ZZ
                          360                208,100.00         1
                          6.5000             1127.21            75
                          6.2500             1127.21
RESTON        VA 20191    1                  06/08/06           00
7943884                   01                 08/01/06           0.0000
7943884                   O                  07/01/36
0

10800709      168/168     F                  472,000.00         ZZ
                          360                472,000.00         1
                          7.8750             3097.50            80
                          7.6250             3097.50
DIAMOND BAR   CA 91765    1                  06/16/06           00
7943956                   05                 08/01/06           0.0000
7943956                   O                  07/01/36
0

10800711      168/168     F                  361,200.00         ZZ
                          360                360,957.64         1
                          8.0000             2650.36            70
                          7.7500             2650.36
SAN LEANDRO   CA 94577    1                  06/12/06           00
7944273                   05                 08/01/06           0.0000
7944273                   N                  07/01/36
0

10800713      168/168     F                  280,000.00         ZZ
                          360                280,000.00         1
                          7.2500             1691.67            78
                          7.0000             1691.67
GOODYEAR      AZ 85338    1                  06/12/06           00
7944338                   03                 08/01/06           0.0000
7944338                   O                  07/01/36
0

10800717      168/168     F                  112,800.00         ZZ
                          360                112,795.09         1
                          7.6250             716.75             80
                          7.3750             716.75
KANSAS CITY   MO 64111    1                  06/14/06           00
7945353                   05                 08/01/06           0.0000
7945353                   O                  07/01/36
0

10800719      168/168     F                  555,000.00         ZZ
                          360                554,588.10         1
                          7.5000             3880.65            75
                          7.2500             3880.65
SAN FRANCISCO CA 94132    2                  06/20/06           00
7945464                   05                 08/01/06           0.0000
7945464                   O                  07/01/36
0

10800723      168/168     F                  165,000.00         ZZ
                          360                164,852.74         1
                          7.3750             1139.62            75
                          7.1250             1139.62
GREENWOOD     DE 19950    5                  06/22/06           00
7945746                   05                 08/01/06           0.0000
7945746                   O                  07/01/36
0

10800725      168/168     F                  155,200.00         ZZ
                          360                155,200.00         1
                          6.7500             873.00             80
                          6.5000             873.00
MIAMI         FL 33174    1                  06/26/06           00
7945936                   01                 08/01/06           0.0000
7945936                   N                  07/01/36
0

10800727      168/168     F                  335,750.00         ZZ
                          360                335,488.08         1
                          7.2500             2290.41            76
                          7.0000             2290.41
BRONX         NY 10462    1                  06/26/06           00
7946326                   05                 08/01/06           0.0000
7946326                   O                  07/01/36
0

10800731      168/168     F                  500,000.00         ZZ
                          360                500,000.00         1
                          6.8750             2864.58            53
                          6.6250             2864.58
BROOKLYN      NY 11205    5                  06/23/06           00
7946427                   01                 08/01/06           0.0000
7946427                   O                  07/01/36
0

10800733      168/168     F                  266,250.00         T
                          360                266,031.75         1
                          7.0000             1771.37            74
                          6.7500             1771.37
OCEAN CITY    MD 21842    1                  06/15/06           00
7946570                   01                 08/01/06           0.0000
7946570                   O                  07/01/36
0

10800737      168/168     F                  320,000.00         ZZ
                          360                319,756.50         1
                          7.3750             2210.16            80
                          7.1250             2210.16
OCEAN         NJ 07712    5                  06/16/06           00
7946937                   05                 08/01/06           0.0000
7946937                   N                  07/01/36
0

10800743      168/168     F                  76,000.00          ZZ
                          360                75,937.70          1
                          7.0000             505.63             80
                          6.7500             505.63
OAK PARK      MI 48237    2                  06/21/06           00
7947918                   05                 08/01/06           0.0000
7947918                   O                  07/01/36
0

10800745      168/168     F                  214,800.00         ZZ
                          360                214,615.06         1
                          6.7500             1393.19            80
                          6.5000             1393.19
MARYSVILLE    WA 98271    1                  06/22/06           00
7947975                   05                 08/01/06           0.0000
7947975                   O                  07/01/36
0

10800749      168/168     F                  460,000.00         ZZ
                          360                460,000.00         1
                          8.0000             3066.67            80
                          7.7500             3066.67
NORTH HOLLYWOOCA 91605    1                  06/15/06           00
7948090                   05                 08/01/06           0.0000
7948090                   O                  07/01/36
0

10800751      168/168     F                  628,800.00         ZZ
                          360                628,800.00         2
                          6.8750             3602.50            80
                          6.6250             3602.50
ASTORIA       NY 11103    1                  06/26/06           00
7948446                   05                 08/01/06           0.0000
7948446                   O                  07/01/36
0

10800753      168/168     F                  675,000.00         ZZ
                          360                675,000.00         1
                          7.5000             4218.75            75
                          7.2500             4218.75
PINECREST     FL 33156    1                  06/22/06           00
7948529                   05                 08/01/06           0.0000
7948529                   O                  07/01/36
0

10800755      168/168     F                  90,000.00          ZZ
                          360                90,000.00          1
                          7.2500             543.75             73
                          7.0000             543.75
SLIDELL       LA 70461    5                  06/13/06           00
7948800                   05                 08/01/06           0.0000
7948800                   O                  07/01/36
0

10800889      Y59/G02     F                  283,500.00         ZZ
                          360                283,304.90         1
                          7.8750             2055.57            90
                          7.6250             2055.57
BALTIMORE     MD 21209    1                  06/30/06           12
0441665163                05                 08/01/06           25.0000
1418137111                N                  07/01/36
0

10800903      P27/G02     F                  109,500.00         ZZ
                          360                109,500.00         1
                          6.8750             627.34             07
                          6.6250             627.34
GREENWICH     CT 06830    5                  07/06/06           00
0441660446                05                 09/01/06           0.0000
12516412                  O                  08/01/36
0

10800939      Y59/G02     F                  363,000.00         ZZ
                          360                362,716.83         4
                          7.2500             2476.30            75
                          7.0000             2476.30
WASHINGTON    DC 20032    5                  06/23/06           00
0441665494                05                 08/01/06           0.0000
1418140735                N                  07/01/36
0

10800949      313/G02     F                  228,000.00         ZZ
                          360                228,000.00         2
                          7.8750             1496.26            80
                          7.6250             1496.26
LYNWOOD       IL 60411    1                  07/11/06           00
0441662863                05                 09/01/06           0.0000
11199353                  N                  08/01/36
0

10801049      313/G02     F                  138,700.00         ZZ
                          360                138,700.00         2
                          7.9990             1017.64            80
                          7.7490             1017.64
CHICAGO       IL 60617    1                  07/07/06           00
0441662939                05                 09/01/06           0.0000
11227881                  N                  08/01/36
0

10801107      313/G02     F                  140,400.00         ZZ
                          360                140,400.00         1
                          7.9990             935.89             80
                          7.7490             935.89
ARIZONA CITY  AZ 85223    1                  07/06/06           00
0441662889                05                 09/01/06           0.0000
11214178                  N                  08/01/36
0

10801117      144/144     F                  417,000.00         ZZ
                          360                416,649.67         1
                          6.8750             2739.39            70
                          6.6250             2739.39
MAHOPAC       NY 10541    5                  06/27/06           00
160784744                 05                 08/01/06           0.0000
160784744                 O                  07/01/36
0

10801149      144/144     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.0000             1064.48            55
                          6.7500             1064.48
T/ROSENDALE   NY 12472    1                  07/10/06           00
160785170                 05                 09/01/06           0.0000
160785170                 N                  08/01/36
0

10801241      L68/G02     F                  402,256.00         ZZ
                          360                402,256.00         1
                          7.0000             2346.49            85
                          6.7500             2346.49
LAS VEGAS     NV 89149    1                  07/07/06           14
0441706330                03                 09/01/06           12.0000
12499558                  O                  08/01/36
0

10801259      Z91/G02     F                  279,920.00         ZZ
                          360                279,920.00         1
                          7.6000             1772.83            80
                          7.3500             1772.83
DRAPER        UT 84020    1                  07/10/06           00
0441665403                05                 09/01/06           0.0000
1060705001                O                  08/01/36
0

10801297      356/G02     F                  440,000.00         ZZ
                          360                440,000.00         1
                          7.2500             3001.58            80
                          7.0000             3001.58
SAN JOSE      CA 95121    2                  06/29/06           00
0441662988                05                 09/01/06           0.0000
29217437                  O                  08/01/36
0

10801351      560/560     F                  812,500.00         ZZ
                          360                811,130.89         1
                          6.8750             5337.55            65
                          6.6250             5337.55
PHOENIX       AZ 85028    1                  05/26/06           00
593611007                 05                 07/01/06           0.0000
593611007                 O                  06/01/36
0

10801355      560/560     F                  648,000.00         ZZ
                          360                647,455.60         1
                          6.8750             4256.90            72
                          6.6250             4256.90
HONOLULU      HI 96821    5                  06/07/06           00
594510406                 05                 08/01/06           0.0000
594510406                 O                  07/01/36
0

10801365      560/560     F                  553,500.00         ZZ
                          360                553,155.97         1
                          8.3750             4207.00            90
                          8.1250             4207.00
LAKEPORT      CA 95453    1                  06/02/06           04
594983207                 05                 08/01/06           25.0000
594983207                 O                  07/01/36
0

10801367      560/560     F                  584,000.00         ZZ
                          360                583,532.98         1
                          7.1250             3934.52            80
                          6.8750             3934.52
GLENDALE      CA 91201    1                  06/07/06           00
595141409                 05                 08/01/06           0.0000
595141409                 O                  07/01/36
0

10801369      560/560     F                  508,000.00         ZZ
                          360                507,593.75         1
                          7.1250             3422.50            80
                          6.8750             3422.50
WOODBRIDGE    VA 22192    2                  06/16/06           00
595142506                 03                 08/01/06           0.0000
595142506                 O                  07/01/36
0

10801375      560/560     F                  432,000.00         T
                          360                431,637.06         1
                          6.8750             2837.94            80
                          6.6250             2837.94
DELRAY BEACH  FL 33484    1                  06/15/06           00
595284001                 03                 08/01/06           0.0000
595284001                 O                  07/01/36
0

10801401      560/560     F                  156,000.00         ZZ
                          360                156,000.00         1
                          6.5000             845.00             80
                          6.2500             845.00
ELKHART       IN 46514    1                  06/02/06           00
601540189                 05                 08/01/06           0.0000
601540189                 O                  07/01/36
0

10801403      560/560     F                  511,200.00         ZZ
                          360                511,200.00         1
                          6.6250             2822.25            80
                          6.3750             2822.25
ALPHARETTA    GA 30005    1                  05/08/06           00
601541173                 03                 07/01/06           0.0000
601541173                 O                  06/01/36
0

10801417      560/560     F                  611,000.00         ZZ
                          360                610,177.33         1
                          8.0000             4483.30            60
                          7.7500             4483.30
THOUSAND OAKS CA 91320    5                  04/27/06           00
601552279                 03                 07/01/06           0.0000
601552279                 O                  06/01/36
0

10801429      560/560     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.2500             1208.33            59
                          7.0000             1208.33
TUCSON        AZ 85737    5                  05/17/06           00
601560937                 03                 07/01/06           0.0000
601560937                 O                  06/01/36
0

10801437      560/560     F                  122,900.00         ZZ
                          360                122,900.00         1
                          7.6250             780.93             80
                          7.3750             780.93
AURORA        CO 80010    2                  06/08/06           00
601562388                 05                 08/01/06           0.0000
601562388                 N                  07/01/36
0

10801439      560/560     F                  200,000.00         ZZ
                          360                199,000.00         1
                          7.2500             1208.33            80
                          7.0000             1202.29
TUCSON        AZ 85742    1                  05/12/06           00
601562878                 03                 07/01/06           0.0000
601562878                 N                  06/01/36
0

10801443      560/560     F                  127,850.00         ZZ
                          360                127,850.00         1
                          7.5000             799.06             79
                          7.2500             799.06
AURORA        CO 80010    2                  05/26/06           00
601564883                 05                 07/01/06           0.0000
601564883                 N                  06/01/36
0

10801457      560/560     F                  252,000.00         ZZ
                          360                252,000.00         1
                          7.3750             1548.75            77
                          7.1250             1548.75
COLORADO SPRINCO 80904    2                  06/06/06           00
601569698                 05                 08/01/06           0.0000
601569698                 O                  07/01/36
0

10801459      560/560     F                  273,200.00         ZZ
                          360                273,200.00         1
                          6.7500             1536.75            80
                          6.5000             1536.75
TUCSON        AZ 85745    1                  06/09/06           00
601570666                 03                 08/01/06           0.0000
601570666                 O                  07/01/36
0

10801467      560/560     F                  384,000.00         ZZ
                          360                383,900.00         1
                          6.5000             2080.00            80
                          6.2500             2080.00
SANFORD       FL 32771    1                  06/14/06           00
601572427                 03                 08/01/06           0.0000
601572427                 O                  07/01/36
0

10801473      560/560     F                  230,000.00         ZZ
                          360                230,000.00         1
                          7.1250             1365.63            75
                          6.8750             1365.63
DEBARY        FL 32713    1                  06/09/06           00
601573282                 03                 08/01/06           0.0000
601573282                 O                  07/01/36
0

10801487      560/560     F                  650,000.00         ZZ
                          360                650,000.00         1
                          6.8750             3723.96            75
                          6.6250             3723.96
SAN JOSE      CA 95124    1                  05/15/06           00
601576745                 05                 07/01/06           0.0000
601576745                 O                  06/01/36
0

10801495      560/560     F                  500,000.00         ZZ
                          360                499,600.16         1
                          7.1250             3368.59            58
                          6.8750             3368.59
FOUNTAIN VALLECA 92708    5                  06/02/06           00
601580203                 05                 08/01/06           0.0000
601580203                 O                  07/01/36
0

10801509      560/560     F                  356,000.00         ZZ
                          360                356,000.00         1
                          7.1250             2113.75            80
                          6.8750             2113.75
GILBERT       AZ 85234    1                  06/01/06           00
601584496                 03                 08/01/06           0.0000
601584496                 O                  07/01/36
0

10801513      560/560     F                  104,000.00         ZZ
                          360                104,000.00         1
                          6.7500             585.00             65
                          6.5000             585.00
BARTLETT      IL 60103    5                  06/01/06           00
601584637                 07                 08/01/06           0.0000
601584637                 O                  07/01/36
0

10801517      560/560     F                  150,100.00         ZZ
                          360                150,100.00         1
                          6.8750             859.95             79
                          6.6250             859.95
EVANS         CO 80620    2                  06/09/06           00
601585703                 05                 08/01/06           0.0000
601585703                 O                  07/01/36
0

10801521      560/560     F                  95,200.00          ZZ
                          360                95,200.00          1
                          7.0000             555.33             80
                          6.7500             555.33
CYNTHIANA     KY 41031    1                  06/09/06           00
601586101                 05                 08/01/06           0.0000
601586101                 O                  07/01/36
0

10801523      560/560     F                  544,500.00         ZZ
                          360                544,075.24         1
                          7.2500             3714.45            73
                          7.0000             3714.45
MILTON        MA 02186    5                  06/09/06           00
601586107                 05                 08/01/06           0.0000
601586107                 O                  07/01/36
0

10801545      560/560     F                  353,000.00         ZZ
                          360                353,000.00         1
                          6.7500             1985.63            30
                          6.5000             1985.63
HAMILTON      MA 01982    5                  06/07/06           00
601589933                 05                 08/01/06           0.0000
601589933                 O                  07/01/36
0

10801553      560/560     F                  295,920.00         ZZ
                          360                295,920.00         1
                          7.1250             1757.03            80
                          6.8750             1757.03
PLEASANTON    CA 94566    1                  06/08/06           00
601592877                 01                 08/01/06           0.0000
601592877                 O                  07/01/36
0

10801559      560/560     F                  545,000.00         ZZ
                          360                545,000.00         4
                          6.7500             3065.63            55
                          6.5000             3065.63
HAYWARD       CA 94544    2                  06/16/06           00
601594665                 03                 08/01/06           0.0000
601594665                 N                  07/01/36
0

10801561      560/560     F                  410,000.00         ZZ
                          360                410,000.00         1
                          6.6250             2263.54            55
                          6.3750             2263.54
MESA          AZ 85213    5                  06/08/06           00
601595878                 03                 08/01/06           0.0000
601595878                 O                  07/01/36
0

10801563      560/560     F                  600,000.00         ZZ
                          360                599,543.45         1
                          7.3750             4144.05            71
                          7.1250             4144.05
WALPOLE       MA 02081    5                  06/29/06           00
601596007                 05                 08/01/06           0.0000
601596007                 O                  07/01/36
0

10801569      560/560     F                  600,000.00         ZZ
                          360                599,508.18         1
                          7.0000             3991.82            65
                          6.7500             3991.82
ORLANDO       FL 32827    1                  06/20/06           00
601596669                 03                 08/01/06           0.0000
601596669                 O                  07/01/36
0

10801589      560/560     F                  300,000.00         ZZ
                          360                300,000.00         1
                          7.0000             1750.00            80
                          6.7500             1750.00
THORNTON      CO 80602    2                  06/26/06           00
601607835                 03                 08/01/06           0.0000
601607835                 O                  07/01/36
0

10801593      560/560     F                  330,000.00         ZZ
                          360                330,000.00         1
                          7.2500             1993.75            80
                          7.0000             1993.75
OLATHE        KS 66061    1                  06/28/06           00
601610106                 03                 08/01/06           0.0000
601610106                 O                  07/01/36
0

10801649      X89/G02     F                  108,800.00         ZZ
                          360                108,800.00         1
                          7.5000             760.74             80
                          7.2500             760.74
JACKSONVILLE  FL 32210    5                  07/01/06           00
0441683513                05                 09/01/06           0.0000
3063350                   O                  08/01/36
0

10801703      Z13/G02     F                  214,400.00         ZZ
                          360                214,400.00         1
                          7.3750             1480.81            80
                          7.1250             1480.81
VIRGINIA BEACHVA 23464    5                  07/07/06           00
0441663333                05                 09/01/06           0.0000
001060430                 O                  08/01/36
0

10803163      W99/G02     F                  163,200.00         ZZ
                          360                163,200.00         1
                          6.8750             935.00             80
                          6.6250             935.00
SAILSBURY     NC 28147    1                  07/11/06           00
0441687985                05                 09/01/06           0.0000
12529455                  O                  08/01/36
0

10803239      E22/G02     F                  204,200.00         ZZ
                          360                204,200.00         1
                          8.1250             1382.60            80
                          7.8750             1382.60
WEST POINT    UT 84015    1                  07/17/06           00
0429603244                03                 09/01/06           0.0000
0429603244                N                  08/01/36
0

10803255      E22/G02     F                  300,000.00         ZZ
                          360                300,000.00         4
                          8.2500             2253.80            72
                          8.0000             2253.80
IRVINGTON     NJ 07111    5                  07/19/06           00
0429612054                05                 09/01/06           0.0000
0429612054                N                  08/01/36
0

10803257      E22/G02     F                  487,500.00         ZZ
                          360                487,500.00         1
                          7.7500             3148.44            75
                          7.5000             3148.44
CHULA VISTA   CA 91915    2                  07/12/06           00
0429613003                03                 09/01/06           0.0000
0429613003                O                  08/01/36
0

10803271      E22/G02     F                  158,400.00         ZZ
                          360                158,400.00         1
                          7.6250             1121.15            80
                          7.3750             1121.15
CAMBRIDGE     VT 05444    1                  07/19/06           00
0429622202                05                 09/01/06           0.0000
0429622202                O                  08/01/36
0

10803273      E22/G02     F                  90,000.00          ZZ
                          360                90,000.00          1
                          7.3750             553.13             59
                          7.1250             553.13
LAKE WORTH    FL 33467    5                  07/19/06           00
0429622426                08                 09/01/06           0.0000
0429622426                N                  08/01/36
0

10803315      E22/G02     F                  102,547.00         ZZ
                          360                102,547.00         1
                          7.8750             743.54             80
                          7.6250             743.54
CYPRESS       TX 77433    1                  07/17/06           00
0429646771                03                 09/01/06           0.0000
0429646771                N                  08/01/36
0

10803323      E22/G02     F                  285,600.00         ZZ
                          360                285,600.00         1
                          7.2500             1948.30            80
                          7.0000             1948.30
VERNON        NJ 07422    1                  07/19/06           00
0429653215                05                 09/01/06           0.0000
0429653215                O                  08/01/36
0

10803367      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          7.7500             1162.50            80
                          7.5000             1162.50
MIAMI         FL 33193    2                  07/14/06           00
0429690779                01                 09/01/06           0.0000
0429690779                O                  08/01/36
0

10803415      E22/G02     F                  379,000.00         ZZ
                          360                379,000.00         1
                          6.3750             2185.22            70
                          6.1250             2185.22
BRADENTON     FL 34209    5                  07/14/06           00
0429141229                05                 09/01/06           0.0000
0429141229                O                  08/01/36
0

10803419      E22/G02     F                  317,600.00         ZZ
                          360                317,600.00         1
                          7.5000             1985.00            80
                          7.2500             1985.00
NORTH PLAINFIENJ 07062    1                  07/19/06           00
0429144736                05                 09/01/06           0.0000
0429144736                O                  08/01/36
0

10803423      E22/G02     F                  180,800.00         ZZ
                          360                180,800.00         1
                          7.1250             1073.50            80
                          6.8750             1073.50
COLORADO SPRINCO 80922    2                  07/14/06           00
0429162332                05                 09/01/06           0.0000
0429162332                O                  08/01/36
0

10803427      E22/G02     F                  111,578.00         T
                          360                111,578.00         1
                          7.0000             742.33             80
                          6.7500             742.33
CYPRESS       TX 77433    1                  07/19/06           00
0429185473                03                 09/01/06           0.0000
0429185473                O                  08/01/36
0

10803445      E22/G02     F                  228,000.00         ZZ
                          360                228,000.00         1
                          7.1250             1536.08            80
                          6.8750             1536.08
LITTLE ELM    TX 75068    2                  07/13/06           00
0429230261                03                 09/01/06           0.0000
0429230261                O                  08/01/36
0

10803457      E22/G02     F                  421,000.00         ZZ
                          360                421,000.00         1
                          7.1250             2499.69            60
                          6.8750             2499.69
LIDO BEACH    NY 11561    2                  07/14/06           00
0429240211                05                 09/01/06           0.0000
0429240211                O                  08/01/36
0

10803471      E22/G02     F                  288,000.00         ZZ
                          360                288,000.00         1
                          7.3750             1989.14            80
                          7.1250             1989.14
COLTON        CA 92324    5                  07/11/06           00
0429287667                03                 09/01/06           0.0000
0429287667                O                  08/01/36
0

10803477      E22/G02     F                  340,000.00         ZZ
                          360                340,000.00         1
                          7.3750             2089.58            80
                          7.1250             2089.58
EAST MEADOW   NY 11554    1                  07/19/06           00
0429295124                05                 09/01/06           0.0000
0429295124                O                  08/01/36
0

10803491      E22/G02     F                  224,000.00         ZZ
                          360                224,000.00         2
                          8.1250             1516.67            80
                          7.8750             1516.67
LITTLE FERRY  NJ 07643    1                  07/19/06           00
0429317753                05                 09/01/06           0.0000
0429317753                N                  08/01/36
0

10803495      E22/G02     F                  278,400.00         ZZ
                          360                278,400.00         1
                          6.8750             1595.00            80
                          6.6250             1595.00
RINCON        GA 31326    1                  07/19/06           00
0429322621                05                 09/01/06           0.0000
0429322621                O                  08/01/36
0

10803503      E22/G02     F                  60,800.00          ZZ
                          360                60,800.00          1
                          8.1250             451.44             80
                          7.8750             451.44
LITCHFIELD    IL 62056    1                  07/19/06           00
0429340466                05                 09/01/06           0.0000
0429340466                N                  08/01/36
0

10803511      E22/G02     F                  129,200.00         ZZ
                          360                129,200.00         1
                          7.6250             820.96             79
                          7.3750             820.96
AUSTIN        TX 78653    1                  07/11/06           00
0429350184                05                 09/01/06           0.0000
0429350184                N                  08/01/36
0

10803513      E22/G02     F                  149,152.00         ZZ
                          360                149,152.00         1
                          6.8750             979.82             80
                          6.6250             979.82
KATY          TX 77494    1                  07/19/06           00
0429351679                03                 09/01/06           0.0000
0429351679                O                  08/01/36
0

10803517      E22/G02     F                  67,425.00          ZZ
                          360                67,425.00          1
                          8.3750             470.57             75
                          8.1250             470.57
TAMPA         FL 33613    1                  07/19/06           00
0429356959                01                 09/01/06           0.0000
0429356959                N                  08/01/36
0

10803519      E22/G01     F                  148,000.00         ZZ
                          360                148,000.00         1
                          6.7500             959.93             80
                          6.5000             959.93
SIMPSONVILLE  SC 29681    2                  07/14/06           00
0429364771                03                 09/01/06           0.0000
0429364771                O                  08/01/36
0

10803537      E22/G02     F                  60,200.00          ZZ
                          360                60,200.00          1
                          8.1250             446.98             78
                          7.8750             446.98
LAKE JACKSON  TX 77566    1                  07/17/06           00
0429376585                05                 09/01/06           0.0000
0429376585                N                  08/01/36
0

10803539      E22/G02     F                  350,000.00         ZZ
                          360                350,000.00         1
                          6.7500             2270.09            61
                          6.5000             2270.09
INDIO         CA 92201    5                  07/09/06           00
0429380470                05                 09/01/06           0.0000
0429380470                O                  08/01/36
0

10803541      E22/G02     F                  264,000.00         ZZ
                          360                264,000.00         1
                          7.6250             1677.50            80
                          7.3750             1677.50
VALPARAISO    IN 46383    1                  07/20/06           00
0429383565                05                 09/01/06           0.0000
0429383565                O                  08/01/36
0

10803545      E22/G02     F                  637,500.00         ZZ
                          360                637,500.00         1
                          7.2500             3851.56            75
                          7.0000             3851.56
MIDDLETOWN    DE 19709    2                  07/14/06           00
0429388580                05                 09/01/06           0.0000
0429388580                O                  08/01/36
0

10803547      E22/G01     F                  284,000.00         ZZ
                          360                284,000.00         1
                          6.8750             1627.08            80
                          6.6250             1627.08
HEMET         CA 92544    2                  07/13/06           00
0429391535                05                 09/01/06           0.0000
0429391535                O                  08/01/36
0

10803549      E22/G02     F                  151,500.00         ZZ
                          360                151,500.00         1
                          7.3750             1046.37            75
                          7.1250             1046.37
BREMERTON     WA 98312    1                  07/12/06           00
0429396989                05                 09/01/06           0.0000
0429396989                N                  08/01/36
0

10803555      E22/G01     F                  168,000.00         ZZ
                          360                168,000.00         1
                          6.8750             1103.64            80
                          6.6250             1103.64
PUEBLO        CO 81006    5                  07/18/06           00
0429402332                05                 09/01/06           0.0000
0429402332                O                  08/01/36
0

10803559      E22/G02     F                  152,800.00         ZZ
                          360                152,800.00         1
                          6.7500             991.06             80
                          6.5000             991.06
BETHEL PARK   PA 15102    2                  07/14/06           00
0429409394                05                 09/01/06           0.0000
0429409394                O                  08/01/36
0

10803561      E22/G02     F                  194,700.00         ZZ
                          360                194,700.00         1
                          7.6250             1378.07            78
                          7.3750             1378.07
PEMBERTON TWP.NJ 08065    2                  07/14/06           00
0429411739                05                 09/01/06           0.0000
0429411739                O                  08/01/36
0

10803567      E22/G02     F                  154,000.00         ZZ
                          360                154,000.00         1
                          7.1250             914.38             70
                          6.8750             914.38
VANCOUVER     WA 98682    2                  07/13/06           00
0429415920                05                 09/01/06           0.0000
0429415920                O                  08/01/36
0

10803571      E22/G02     F                  364,000.00         ZZ
                          360                364,000.00         1
                          7.3750             2237.08            80
                          7.1250             2237.08
PARK CITY     UT 84098    5                  07/14/06           00
0429421118                03                 09/01/06           0.0000
0429421118                O                  08/01/36
0

10803585      E22/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          6.8750             867.15             40
                          6.6250             867.15
OCEANO        CA 93449    2                  07/14/06           00
0429437262                05                 09/01/06           0.0000
0429437262                N                  08/01/36
0

10803605      E22/G02     F                  165,000.00         ZZ
                          360                165,000.00         1
                          7.6250             1167.86            69
                          7.3750             1167.86
MAGALIA       CA 95954    2                  07/11/06           00
0429461197                03                 09/01/06           0.0000
0429461197                N                  08/01/36
0

10803615      E22/G01     F                  185,500.00         ZZ
                          360                185,500.00         1
                          7.1250             1101.41            70
                          6.8750             1101.41
MERIDIAN      ID 83642    5                  07/13/06           00
0429468101                03                 09/01/06           0.0000
0429468101                O                  08/01/36
0

10803643      E22/G02     F                  255,500.00         ZZ
                          360                255,500.00         1
                          7.5000             1596.88            80
                          7.2500             1596.88
PLAINFIELD    IL 60544    2                  07/14/06           00
0429501125                05                 09/01/06           0.0000
0429501125                O                  08/01/36
0

10803663      E22/G02     F                  287,160.00         ZZ
                          360                287,160.00         1
                          7.5000             2007.86            80
                          7.2500             2007.86
MARICOPA      AZ 85239    1                  07/14/06           00
0429520877                03                 09/01/06           0.0000
0429520877                O                  08/01/36
0

10803679      E22/G02     F                  400,000.00         ZZ
                          360                400,000.00         1
                          7.0000             2333.33            80
                          6.7500             2333.33
CHICAGO       IL 60613    2                  07/14/06           00
0429526528                01                 09/01/06           0.0000
0429526528                O                  08/01/36
0

10803683      E22/G02     F                  247,600.00         ZZ
                          360                247,600.00         1
                          7.0000             1647.29            64
                          6.7500             1647.29
ALISO VIEJO   CA 92656    2                  07/12/06           00
0429532591                01                 09/01/06           0.0000
0429532591                N                  08/01/36
0

10803697      E22/G02     F                  59,850.00          ZZ
                          360                59,850.00          1
                          8.1250             444.38             95
                          7.8750             444.38
RUSSELLVILLE  AL 35653    1                  07/19/06           04
0429710197                05                 09/01/06           30.0000
0429710197                O                  08/01/36
0

10803711      E22/G02     F                  126,800.00         ZZ
                          360                126,800.00         1
                          8.3750             963.77             80
                          8.1250             963.77
MURRELLS INLETSC 29676    1                  07/19/06           00
0429721996                03                 09/01/06           0.0000
0429721996                N                  08/01/36
0

10803713      E22/G02     F                  397,500.00         ZZ
                          360                397,500.00         1
                          7.7500             2847.74            75
                          7.5000             2847.74
KIRKLAND      WA 98033    5                  07/14/06           00
0429725369                05                 09/01/06           0.0000
0429725369                O                  08/01/36
0

10803741      E22/G02     F                  241,600.00         ZZ
                          360                241,600.00         1
                          7.7500             1560.33            80
                          7.5000             1560.33
LITTLETON     CO 80130    5                  07/14/06           00
0429750623                03                 09/01/06           0.0000
0429750623                O                  08/01/36
0

10803767      E22/G02     F                  131,500.00         ZZ
                          360                131,500.00         1
                          8.2500             904.06             66
                          8.0000             904.06
OKLAHOMA CITY OK 73105    2                  07/19/06           00
0429790330                05                 09/01/06           0.0000
0429790330                N                  08/01/36
0

10803773      E22/G02     F                  71,920.00          ZZ
                          360                71,920.00          1
                          7.7500             464.48             80
                          7.5000             464.48
KANSAS CITY   MO 64138    1                  07/18/06           00
0429811748                05                 09/01/06           0.0000
0429811748                N                  08/01/36
0

10803795      E22/G02     F                  78,000.00          ZZ
                          360                78,000.00          1
                          7.3750             538.73             68
                          7.1250             538.73
ROANOKE       VA 24017    2                  07/19/06           00
0429566615                05                 09/01/06           0.0000
0429566615                N                  08/01/36
0

10803813      E22/G02     F                  268,800.00         ZZ
                          360                268,800.00         1
                          7.3750             1652.00            80
                          7.1250             1652.00
UPPER MARLBOROMD 20774    1                  07/19/06           00
0429592074                09                 09/01/06           0.0000
0429592074                O                  08/01/36
0

10803855      E22/G02     F                  153,600.00         ZZ
                          360                153,600.00         1
                          7.3750             1060.88            80
                          7.1250             1060.88
FRESNO        CA 93704    1                  07/12/06           00
0428829865                05                 09/01/06           0.0000
0428829865                O                  08/01/36
0

10803871      E22/G02     F                  272,000.00         ZZ
                          360                272,000.00         1
                          7.8750             1972.19            80
                          7.6250             1972.19
GRASS VALLEY  CA 95945    1                  07/14/06           00
0429539158                05                 09/01/06           0.0000
0429539158                N                  08/01/36
0

10803891      E22/G02     F                  132,400.00         ZZ
                          360                132,400.00         2
                          8.1250             896.46             80
                          7.8750             896.46
SAN ANTONIO   TX 78218    1                  07/17/06           00
0429550189                05                 09/01/06           0.0000
0429550189                N                  08/01/36
0

10803917      E82/G02     F                  96,000.00          ZZ
                          360                96,000.00          1
                          7.3750             663.05             80
                          7.1250             663.05
HOUSTON       TX 77064    2                  07/14/06           00
0401257027                03                 09/01/06           0.0000
0401257027                O                  08/01/36
0

10803919      E82/G01     F                  249,200.00         ZZ
                          360                249,200.00         1
                          7.5000             1742.44            89
                          7.2500             1742.44
WEST JORDAN   UT 84088    5                  07/14/06           04
0401275912                05                 09/01/06           25.0000
0401275912                O                  08/01/36
0

10803923      E82/G02     F                  176,000.00         ZZ
                          360                176,000.00         1
                          7.2500             1200.63            78
                          7.0000             1200.63
LUTZ          FL 33549    5                  07/13/06           00
0401278031                03                 09/01/06           0.0000
0401278031                O                  08/01/36
0

10803935      E82/G02     F                  115,800.00         ZZ
                          360                115,800.00         1
                          7.5000             809.69             80
                          7.2500             809.69
LONGVIEW      TX 75601    2                  07/14/06           00
0401274295                05                 09/01/06           0.0000
0401274295                O                  08/01/36
0

10803941      E82/G01     F                  94,500.00          ZZ
                          360                94,500.00          1
                          7.2500             644.66             90
                          7.0000             644.66
STATESVILLE   NC 28677    5                  07/12/06           04
0401261169                05                 09/01/06           25.0000
0401261169                O                  08/01/36
0

10803947      E82/G02     F                  148,400.00         ZZ
                          360                148,400.00         1
                          6.8750             974.88             61
                          6.6250             974.88
DENHAM SPRINGSLA 70726    2                  07/14/06           00
0401286943                05                 09/01/06           0.0000
0401286943                O                  08/01/36
0

10803949      E82/G02     F                  323,200.00         ZZ
                          360                323,200.00         1
                          7.2500             1952.67            75
                          7.0000             1952.67
AURORA        CO 80016    2                  07/11/06           00
0401270186                03                 09/01/06           0.0000
0401270186                O                  08/01/36
0

10803951      E82/G02     F                  117,000.00         ZZ
                          360                117,000.00         1
                          6.3750             729.93             69
                          6.1250             729.93
TUCSON        AZ 85746    2                  07/14/06           00
0401274675                03                 09/01/06           0.0000
0401274675                N                  08/01/36
0

10804415      P27/G02     F                  197,000.00         ZZ
                          360                197,000.00         1
                          7.5000             1377.45            85
                          7.2500             1377.45
ORANGE        VA 22960    5                  07/10/06           14
0441679529                05                 09/01/06           20.0000
5541598118                O                  08/01/36
0

10804425      U05/G02     F                  225,000.00         ZZ
                          360                225,000.00         1
                          7.3750             1554.02            82
                          7.1250             1554.02
GRANT PARK    IL 60940    1                  07/14/06           01
0441684156                05                 09/01/06           12.0000
3000967163                O                  08/01/36
0

10804907      L20/G02     F                  99,999.00          ZZ
                          360                99,999.00          1
                          7.5000             624.99             80
                          7.2500             624.99
WASHINGTON TERUT 84405    1                  07/12/06           00
0441688108                05                 09/01/06           0.0000
1061031361                N                  08/01/36
0

10804931      A03/G02     F                  90,400.00          ZZ
                          360                90,400.00          1
                          8.0000             602.67             80
                          7.7500             602.67
MOUNT CLEMENS MI 48043    2                  07/07/06           00
0441707668                05                 09/01/06           0.0000
20060030047               N                  08/01/36
0

10805261      S43/G02     F                  127,500.00         ZZ
                          360                127,500.00         1
                          7.6250             902.44             75
                          7.3750             902.44
ALBUQUERQUE   NM 87102    5                  07/14/06           00
0441681905                05                 09/01/06           0.0000
0001160674                N                  08/01/36
0

10805329      Z82/G02     F                  318,000.00         ZZ
                          360                318,000.00         1
                          7.9800             2328.94            80
                          7.7300             2328.94
PAONIA        CO 81428    5                  07/14/06           00
0441679016                05                 09/01/06           0.0000
47988                     O                  08/01/36
0

10805539      E11/G02     F                  180,000.00         ZZ
                          360                180,000.00         2
                          6.7500             1167.48            65
                          6.5000             1167.48
MINNEAPOLIS   MN 55409    1                  07/14/06           00
0441666906                05                 09/01/06           0.0000
0004001089508             O                  08/01/36
0

10805751      A52/G02     F                  536,000.00         ZZ
                          360                536,000.00         1
                          7.6250             3793.77            80
                          7.3750             3793.77
ATLANTA       GA 30327    1                  07/17/06           00
0441678604                05                 09/01/06           0.0000
40467                     O                  08/01/36
0

10805839      313/G02     F                  262,000.00         ZZ
                          360                262,000.00         1
                          7.5000             1637.51            80
                          7.2500             1637.51
LOVELAND      CO 80538    2                  07/12/06           00
0441681053                05                 09/01/06           0.0000
11234291                  O                  08/01/36
0

10805901      313/G02     F                  400,000.00         ZZ
                          360                400,000.00         1
                          7.5000             2796.86            80
                          7.2500             2796.86
WESTBOROUGH   MA 01581    1                  07/13/06           00
0441681020                05                 09/01/06           0.0000
11223203                  O                  08/01/36
0

10806001      956/956     F                  328,000.00         ZZ
                          360                328,000.00         1
                          6.8750             1879.17            80
                          6.6250             1879.17
ONTARIO       CA 91761    1                  06/26/06           00
1916060024                03                 08/01/06           0.0000
1916060024                O                  07/01/36
0

10807337      E82/G01     F                  123,850.00         ZZ
                          360                123,850.00         1
                          6.8750             813.61             95
                          6.6250             813.61
LINCOLN PARK  MI 48146    2                  07/14/06           04
0401286273                05                 09/01/06           30.0000
0401286273                O                  08/01/36
0

10807345      E82/G01     F                  163,000.00         ZZ
                          360                163,000.00         1
                          6.7500             1057.21            80
                          6.5000             1057.21
SAINT PETERSBUFL 33710    2                  07/13/06           00
0401265277                05                 09/01/06           0.0000
0401265277                O                  08/01/36
0

10807349      E82/G02     F                  89,500.00          ZZ
                          360                89,411.00          1
                          7.0000             595.45             67
                          6.7500             595.45
CULLOWHEE     NC 28723    2                  07/14/06           00
0401285168                05                 09/01/06           0.0000
0401285168                O                  08/01/36
0

10807399      E22/G02     F                  83,920.00          ZZ
                          360                83,920.00          1
                          7.8750             608.48             80
                          7.6250             608.48
GARLAND       TX 75042    1                  07/13/06           00
0429416605                05                 09/01/06           0.0000
0429416605                N                  08/01/36
0

10807407      E22/G02     F                  236,000.00         ZZ
                          360                236,000.00         1
                          8.3750             1647.08            80
                          8.1250             1647.08
WHEATON       IL 60187    1                  07/20/06           00
0429432834                05                 09/01/06           0.0000
0429432834                N                  08/01/36
0

10807409      E22/G02     F                  122,100.00         ZZ
                          360                122,100.00         1
                          7.8750             801.28             75
                          7.6250             801.28
WEST PALM BEACFL 33411    1                  07/20/06           00
0429434012                01                 09/01/06           0.0000
0429434012                N                  08/01/36
0

10807413      E22/G02     F                  132,000.00         T
                          360                132,000.00         1
                          7.0000             878.20             80
                          6.7500             878.20
AUSTIN        TX 78721    1                  07/20/06           00
0429436702                05                 09/01/06           0.0000
0429436702                O                  08/01/36
0

10807423      E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.6250             1016.67            80
                          7.3750             1016.67
NASHVILLE     TN 37206    2                  07/20/06           00
0429457294                07                 09/01/06           0.0000
0429457294                N                  08/01/36
0

10807433      E22/G01     F                  117,500.00         ZZ
                          360                117,500.00         1
                          6.8750             673.18             50
                          6.6250             673.18
SANGER        CA 93657    5                  07/12/06           00
0429480080                05                 09/01/06           0.0000
0429480080                O                  08/01/36
0

10807445      E22/G02     F                  228,000.00         ZZ
                          360                228,000.00         1
                          7.5000             1425.00            80
                          7.2500             1425.00
WINCHESTER    VA 22603    1                  07/20/06           00
0429504202                05                 09/01/06           0.0000
0429504202                O                  08/01/36
0

10807457      E22/G02     F                  161,000.00         ZZ
                          360                161,000.00         1
                          7.7500             1039.79            70
                          7.5000             1039.79
PEORIA        AZ 85345    5                  07/12/06           00
0429526973                05                 09/01/06           0.0000
0429526973                N                  08/01/36
0

10807463      E22/G02     F                  91,200.00          ZZ
                          360                91,200.00          1
                          8.2500             627.00             80
                          8.0000             627.00
SPRING        TX 77388    1                  07/18/06           00
0429538143                03                 09/01/06           0.0000
0429538143                N                  08/01/36
0

10807477      E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.6250             1016.67            80
                          7.3750             1016.67
PALMETTO      GA 30268    1                  07/20/06           00
0429556228                05                 09/01/06           0.0000
0429556228                O                  08/01/36
0

10807483      E22/G02     F                  95,200.00          ZZ
                          360                95,200.00          1
                          7.7500             614.83             80
                          7.5000             614.83
INDIANAPOLIS  IN 46239    1                  07/20/06           00
0429559461                03                 09/01/06           0.0000
0429559461                N                  08/01/36
0

10807521      E22/G02     F                  408,000.00         ZZ
                          360                408,000.00         1
                          7.8750             2677.50            80
                          7.6250             2677.50
APACHE JUNCTIOAZ 85219    5                  07/13/06           00
0429604689                05                 09/01/06           0.0000
0429604689                O                  08/01/36
0

10807573      E22/G02     F                  204,976.00         ZZ
                          360                204,976.00         1
                          7.1250             1380.96            80
                          6.8750             1380.96
PAWLEYS ISLANDSC 29585    1                  07/20/06           00
0428821284                01                 09/01/06           0.0000
0428821284                O                  08/01/36
0

10807597      E22/G02     F                  108,000.00         ZZ
                          360                108,000.00         1
                          7.8750             783.07             80
                          7.6250             783.07
KATY          TX 77449    1                  07/18/06           00
0429646912                03                 09/01/06           0.0000
0429646912                N                  08/01/36
0

10807607      E22/G01     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.8750             788.31             80
                          6.6250             788.31
WOODBINE      NJ 08270    5                  07/14/06           00
0429653967                05                 09/01/06           0.0000
0429653967                O                  08/01/36
0

10807611      E22/G02     F                  352,000.00         ZZ
                          360                352,000.00         2
                          7.8750             2310.00            80
                          7.6250             2310.00
NEWARK        NJ 07104    1                  07/19/06           00
0429656325                05                 09/01/06           0.0000
0429656325                O                  08/01/36
0

10807633      E22/G02     F                  196,800.00         ZZ
                          360                196,800.00         1
                          7.5000             1376.05            80
                          7.2500             1376.05
PORT SAINT LUCFL 34984    1                  07/20/06           00
0429682545                05                 09/01/06           0.0000
0429682545                O                  08/01/36
0

10807649      E22/G02     F                  191,900.00         ZZ
                          360                191,900.00         1
                          7.3750             1179.39            80
                          7.1250             1179.39
REDDING       CA 96001    1                  07/17/06           00
0429696594                05                 09/01/06           0.0000
0429696594                O                  08/01/36
0

10807661      E22/G02     F                  374,000.00         ZZ
                          360                374,000.00         2
                          8.1250             2532.29            73
                          7.8750             2532.29
VALLEJO       CA 94591    2                  07/17/06           00
0429704117                05                 09/01/06           0.0000
0429704117                N                  08/01/36
0

10807681      E22/G02     F                  287,200.00         ZZ
                          360                287,200.00         1
                          7.8750             1884.75            80
                          7.6250             1884.75
CHICAGO       IL 60618    1                  07/21/06           00
0429736184                05                 09/01/06           0.0000
0429736184                O                  08/01/36
0

10807689      E22/G02     F                  202,120.00         ZZ
                          360                202,120.00         1
                          7.5000             1263.25            80
                          7.2500             1263.25
JACKSONVILLE  FL 32244    1                  07/20/06           00
0429740822                03                 09/01/06           0.0000
0429740822                O                  08/01/36
0

10807697      E22/G02     F                  255,920.00         ZZ
                          360                255,920.00         3
                          7.8750             1679.48            80
                          7.6250             1679.48
MILVILLE      MA 01529    1                  07/20/06           00
0429744881                05                 09/01/06           0.0000
0429744881                N                  08/01/36
0

10807703      E22/G02     F                  132,050.00         ZZ
                          360                132,050.00         1
                          8.3750             921.60             95
                          8.1250             921.60
LOWELL        IN 46356    1                  07/20/06           04
0429748627                05                 09/01/06           30.0000
0429748627                O                  08/01/36
0

10807713      E22/G02     F                  134,250.00         ZZ
                          360                134,250.00         1
                          7.6250             853.05             75
                          7.3750             853.05
HOLIDAY       FL 34691    1                  07/20/06           00
0429763360                05                 09/01/06           0.0000
0429763360                N                  08/01/36
0

10807721      E22/G02     F                  360,000.00         ZZ
                          360                360,000.00         1
                          7.8750             2362.50            80
                          7.6250             2362.50
KEY WEST      FL 33040    1                  07/20/06           00
0429787765                05                 09/01/06           0.0000
0429787765                O                  08/01/36
0

10807725      E22/G02     F                  393,750.00         ZZ
                          360                393,750.00         1
                          7.3750             2419.92            75
                          7.1250             2419.92
CLIFTON       NJ 07013    5                  07/20/06           00
0429789753                05                 09/01/06           0.0000
0429789753                N                  08/01/36
0

10807731      E22/G02     F                  128,000.00         ZZ
                          360                128,000.00         1
                          7.6250             813.33             80
                          7.3750             813.33
PARKER        AZ 85344    1                  07/13/06           00
0429797897                05                 09/01/06           0.0000
0429797897                O                  08/01/36
0

10807747      E22/G02     F                  112,500.00         ZZ
                          360                112,500.00         3
                          8.2500             773.44             90
                          8.0000             773.44
SPARTANBURG   SC 29307    1                  07/20/06           10
0429027030                05                 09/01/06           25.0000
0429027030                N                  08/01/36
0

10807763      E22/G02     F                  102,400.00         ZZ
                          360                102,400.00         1
                          7.6250             650.67             80
                          7.3750             650.67
NAPERVILLE    IL 60565    1                  07/20/06           00
0429168297                01                 09/01/06           0.0000
0429168297                N                  08/01/36
0

10807767      E22/G02     F                  288,000.00         ZZ
                          360                287,801.80         1
                          7.8750             2088.20            80
                          7.6250             2088.20
ARVERNE       NY 11692    5                  06/26/06           00
0429176852                05                 08/01/06           0.0000
0429176852                O                  07/01/36
0

10807769      E22/G02     F                  247,200.00         ZZ
                          360                247,200.00         1
                          7.3750             1519.25            80
                          7.1250             1519.25
DIGHTON       MA 02715    1                  07/11/06           00
0429183031                05                 09/01/06           0.0000
0429183031                O                  08/01/36
0

10807777      E22/G02     F                  107,200.00         ZZ
                          360                107,200.00         1
                          7.5000             749.56             80
                          7.2500             749.56
KATY          TX 77493    1                  07/10/06           00
0429195589                03                 09/01/06           0.0000
0429195589                N                  08/01/36
0

10807803      E22/G02     F                  256,000.00         ZZ
                          360                256,000.00         1
                          7.0000             1493.33            80
                          6.7500             1493.33
BULLHEAD CITY AZ 86429    2                  07/10/06           00
0429288269                05                 09/01/06           0.0000
0429288269                O                  08/01/36
0

10807809      E22/G02     F                  235,000.00         ZZ
                          360                235,000.00         1
                          7.7500             1683.57            80
                          7.5000             1683.57
CHICAGO       IL 60607    1                  07/21/06           00
0429303522                01                 09/01/06           0.0000
0429303522                N                  08/01/36
0

10808855      253/253     F                  880,000.00         T
                          360                880,000.00         1
                          7.8750             6380.62            77
                          7.6250             6380.62
WEST HOLLYWOODCA 90048    5                  07/12/06           00
12362498                  05                 09/01/06           0.0000
12362498                  O                  08/01/36
0

10808987      975/G02     F                  240,000.00         ZZ
                          360                240,000.00         3
                          7.2500             1637.22            35
                          7.0000             1637.22
WHITTIER      CA 90601    5                  07/04/06           00
0441684073                05                 09/01/06           0.0000
20602005                  N                  08/01/36
0

10808993      F34/G02     F                  108,550.00         ZZ
                          360                108,471.43         1
                          7.6250             768.31             80
                          7.3750             768.31
FORT WORTH    TX 76108    1                  06/30/06           00
0441698875                03                 08/01/06           0.0000
4900605345                N                  07/01/36
0

10809131      B39/G02     F                  128,000.00         ZZ
                          360                128,000.00         1
                          7.9900             852.27             80
                          7.7400             852.27
MAPLE LAKE    MN 55358    1                  07/18/06           00
0441683968                09                 09/01/06           0.0000
F06400049                 N                  08/01/36
0

10809293      N67/M32     F                  400,000.00         ZZ
                          360                400,000.00         1
                          7.8750             2625.00            67
                          7.6250             2625.00
SCOTTSDALE    AZ 85254    1                  07/12/06           00
360103294                 05                 09/01/06           0.0000
1740300933                N                  08/01/36
0

10809413      313/G02     F                  320,000.00         ZZ
                          360                320,000.00         1
                          7.5000             2237.49            80
                          7.2500             2237.49
MEDFORD       OR 97501    5                  07/07/06           00
0441681160                05                 09/01/06           0.0000
11231404                  O                  08/01/36
0

10809433      758/G02     F                  258,800.00         T
                          360                258,800.00         1
                          7.2500             1563.58            80
                          7.0000             1563.58
GRANBY        CO 80446    1                  07/12/06           00
0441682572                03                 09/01/06           0.0000
9610001412                O                  08/01/36
0

10809443      AH6/G02     F                  168,000.00         ZZ
                          360                168,000.00         1
                          7.5000             1174.69            80
                          7.2500             1174.69
GRAND PRAIRIE TX 75050    1                  07/10/06           00
0441684255                05                 09/01/06           0.0000
12516559                  O                  08/01/36
0

10809465      313/G02     F                  243,903.00         ZZ
                          360                243,903.00         1
                          7.5000             1705.41            80
                          7.2500             1705.41
PORT ST. LUCIEFL 34953    1                  07/12/06           00
0441681145                05                 09/01/06           0.0000
11081338                  O                  08/01/36
0

10809621      560/560     F                  440,000.00         ZZ
                          360                439,630.34         1
                          6.8750             2890.49            79
                          6.6250             2890.49
SEAFORD       NY 11794    5                  06/26/06           00
1000003267                05                 08/01/06           0.0000
1000003267                O                  07/01/36
0

10809635      560/560     F                  455,000.00         ZZ
                          360                454,608.25         1
                          6.7500             2951.13            69
                          6.5000             2951.13
BELLAIRE      TX 77401    2                  06/21/06           00
582962106                 05                 08/01/06           0.0000
582962106                 O                  07/01/36
0

10809673      560/560     F                  153,000.00         ZZ
                          360                152,999.99         1
                          6.5000             828.76             56
                          6.2500             828.76
LANCASTER     CA 93534    2                  05/11/06           00
593443104                 05                 07/01/06           0.0000
593443104                 O                  06/01/36
0

10809727      560/560     F                  164,000.00         ZZ
                          360                164,000.00         1
                          6.3750             871.25             80
                          6.1250             871.25
WELLSBURG     IA 50680    5                  05/26/06           00
594648800                 05                 07/01/06           0.0000
594648800                 O                  06/01/36
0

10809743      560/560     F                  470,000.00         ZZ
                          360                470,000.00         1
                          6.0000             2350.00            80
                          5.7500             2350.00
PEARL CITY    HI 96782    5                  06/20/06           00
594918807                 05                 08/01/06           0.0000
594918807                 O                  07/01/36
0

10809781      560/560     F                  314,314.00         ZZ
                          360                314,314.00         1
                          6.8750             1800.76            80
                          6.6250             1800.76
SACRAMENTO    CA 95828    5                  06/06/06           00
595210907                 05                 08/01/06           0.0000
595210907                 O                  07/01/36
0

10809783      560/560     F                  648,000.00         ZZ
                          360                647,442.08         1
                          6.7500             4202.92            80
                          6.5000             4202.92
BILLINGS      MT 59106    1                  06/12/06           00
595246505                 05                 08/01/06           0.0000
595246505                 O                  07/01/36
0

10809795      560/560     F                  599,570.00         ZZ
                          360                599,570.00         1
                          6.5000             3247.68            60
                          6.2500             3247.68
THOUSAND OAKS CA 91362    5                  06/16/06           00
595336603                 05                 08/01/06           0.0000
595336603                 O                  07/01/36
0

10809805      560/560     F                  321,520.00         ZZ
                          360                321,519.99         1
                          6.8750             1842.05            80
                          6.6250             1842.05
VANCOUVER     WA 98683    1                  06/08/06           00
595473604                 05                 08/01/06           0.0000
595473604                 O                  07/01/36
0

10809809      560/560     F                  244,500.00         ZZ
                          360                244,500.00         1
                          6.7500             1375.32            67
                          6.5000             1375.32
GILBERT       AZ 85297    5                  06/23/06           00
595514605                 03                 08/01/06           0.0000
595514605                 O                  07/01/36
0

10809817      560/560     F                  500,000.00         ZZ
                          360                500,000.00         1
                          6.5000             3160.35            80
                          6.2500             3160.35
NOVI          MI 48375    1                  07/07/06           00
595590407                 05                 09/01/06           0.0000
595590407                 O                  08/01/36
0

10809819      560/560     F                  273,920.00         ZZ
                          360                273,920.00         1
                          7.0000             1597.87            80
                          6.7500             1597.87
FALCON        CO 80831    1                  06/23/06           00
595596800                 05                 08/01/06           0.0000
595596800                 O                  07/01/36
0

10809821      560/560     F                  500,000.00         ZZ
                          360                499,558.86         1
                          6.6250             3201.56            71
                          6.3750             3201.56
CORONA        CA 92879    5                  06/15/06           00
595605908                 05                 08/01/06           0.0000
595605908                 O                  07/01/36
0

10809827      560/560     F                  456,000.00         ZZ
                          360                455,616.90         1
                          6.8750             2995.60            80
                          6.6250             2995.60
SAN MARCOS    CA 92078    1                  06/20/06           00
595650706                 05                 08/01/06           0.0000
595650706                 O                  07/01/36
0

10809833      560/560     F                  285,000.00         ZZ
                          360                285,000.00         1
                          6.8750             1632.82            56
                          6.6250             1632.82
PHOENIX       AZ 85018    5                  06/29/06           00
595792102                 05                 09/01/06           0.0000
595792102                 O                  08/01/36
0

10809835      560/560     F                  172,000.00         ZZ
                          360                172,000.00         1
                          6.7500             967.50             80
                          6.5000             967.50
FARMVILLE     VA 23901    1                  06/26/06           00
595793308                 05                 08/01/06           0.0000
595793308                 O                  07/01/36
0

10809847      560/560     F                  468,000.00         ZZ
                          360                468,000.00         1
                          6.6250             2583.75            80
                          6.3750             2583.75
MONTEBELLO    CA 90640    5                  06/28/06           00
595991001                 05                 09/01/06           0.0000
595991001                 O                  08/01/36
0

10809849      560/560     F                  511,200.00         ZZ
                          360                510,759.86         1
                          6.7500             3315.64            80
                          6.5000             3315.64
BURBANK       CA 91505    1                  06/22/06           00
595992702                 05                 08/01/06           0.0000
595992702                 O                  07/01/36
0

10809857      560/560     F                  562,500.00         ZZ
                          360                562,500.00         1
                          6.8750             3695.23            75
                          6.6250             3695.23
CICERO        IN 46034    5                  07/11/06           00
596059501                 05                 09/01/06           0.0000
596059501                 O                  08/01/36
0

10809867      560/560     F                  304,176.00         ZZ
                          360                304,176.00         1
                          6.7500             1710.99            80
                          6.5000             1710.99
WESTMINSTER   CO 80031    1                  07/14/06           00
596490904                 09                 09/01/06           0.0000
596490904                 O                  08/01/36
0

10809907      560/560     F                  602,000.00         ZZ
                          360                601,125.81         1
                          7.6250             4260.92            70
                          7.3750             4260.92
CORNVILLE     AZ 86325    5                  05/23/06           00
601535442                 05                 07/01/06           0.0000
601535442                 O                  06/01/36
0

10809949      560/560     F                  562,500.00         ZZ
                          360                562,015.70         1
                          6.7500             3648.36            80
                          6.5000             3648.36
LOWELL        MA 01852    5                  06/06/06           00
601562010                 05                 08/01/06           0.0000
601562010                 O                  07/01/36
0

10809971      560/560     F                  220,000.00         ZZ
                          360                220,000.00         1
                          6.8750             1260.42            80
                          6.6250             1260.42
LEHIGH ACRES  FL 33971    2                  05/26/06           00
601572069                 05                 07/01/06           0.0000
601572069                 N                  06/01/36
0

10810035      560/560     F                  516,000.00         ZZ
                          360                516,000.00         1
                          7.5000             3225.00            80
                          7.2500             3225.00
SAN LUIS OBISPCA 93405    2                  06/09/06           00
601590854                 05                 08/01/06           0.0000
601590854                 N                  07/01/36
0

10810051      560/560     F                  328,800.00         ZZ
                          360                328,800.00         1
                          6.0000             1644.00            80
                          5.7500             1644.00
WOODBRIDGE    VA 22193    2                  06/16/06           00
601596265                 05                 08/01/06           0.0000
601596265                 O                  07/01/36
0

10810067      560/560     F                  550,000.00         ZZ
                          360                549,537.93         1
                          6.8750             3613.11            80
                          6.6250             3613.11
FRANKLIN      MA 02038    5                  06/21/06           00
601603997                 05                 08/01/06           0.0000
601603997                 O                  07/01/36
0

10810073      560/560     F                  408,000.00         ZZ
                          360                408,000.00         1
                          7.2500             2465.00            75
                          7.0000             2465.00
AMERICAN CANYOCA 94503    5                  06/20/06           00
601607350                 05                 08/01/06           0.0000
601607350                 O                  07/01/36
0

10810121      560/560     F                  590,000.00         ZZ
                          360                589,516.39         1
                          7.0000             3925.28            79
                          6.7500             3925.28
LOS GATOS     CA 95033    5                  06/15/06           00
656076349                 03                 08/01/06           0.0000
656076349                 O                  07/01/36
0

10810197      E22/G02     F                  304,000.00         ZZ
                          360                304,000.00         1
                          8.3750             2310.62            95
                          8.1250             2310.62
WESTON        MO 64098    2                  07/17/06           10
0429295207                05                 09/01/06           30.0000
0429295207                O                  08/01/36
0

10810203      E22/G02     F                  186,320.00         ZZ
                          360                186,320.00         1
                          7.6250             1318.76            80
                          7.3750             1318.76
HARTFORD      WI 53027    1                  07/21/06           00
0429318017                05                 09/01/06           0.0000
0429318017                O                  08/01/36
0

10810219      E22/G02     F                  63,000.00          ZZ
                          360                62,957.73          1
                          8.0000             462.27             90
                          7.7500             462.27
CAMDEN        NJ 08103    1                  06/30/06           10
0429350937                05                 08/01/06           25.0000
0429350937                N                  07/01/36
0

10810231      E22/G02     F                  173,400.00         ZZ
                          360                173,400.00         1
                          7.6250             1227.31            80
                          7.3750             1227.31
PENNSAUKEN    NJ 08109    1                  07/21/06           00
0429390552                05                 09/01/06           0.0000
0429390552                O                  08/01/36
0

10810245      E22/G02     F                  206,910.00         ZZ
                          360                206,910.00         2
                          7.2500             1250.08            90
                          7.0000             1250.08
HOLYOKE       MA 01040    1                  07/21/06           04
0429419187                05                 09/01/06           25.0000
0429419187                O                  08/01/36
0

10810249      E22/G02     F                  871,000.00         ZZ
                          360                871,000.00         1
                          6.8750             4990.10            55
                          6.6250             4990.10
PALOS VERDES ECA 90274    5                  07/11/06           00
0429422868                05                 09/01/06           0.0000
0429422868                O                  08/01/36
0

10810267      E22/G02     F                  171,920.00         ZZ
                          360                171,920.00         1
                          7.6250             1216.84            80
                          7.3750             1216.84
ST. PAUL      MN 55117    1                  07/21/06           00
0429436769                05                 09/01/06           0.0000
0429436769                O                  08/01/36
0

10810279      E22/G02     F                  155,920.00         ZZ
                          360                155,920.00         1
                          7.3750             1011.69            80
                          7.1250             1011.69
EVANSVILLE    WY 82636    1                  07/21/06           00
0429460686                03                 09/01/06           0.0000
0429460686                O                  08/01/36
0

10810299      E22/G02     F                  380,000.00         ZZ
                          360                380,000.00         1
                          7.3750             2335.42            80
                          7.1250             2335.42
MILFORD       CT 06460    1                  07/21/06           00
0429477995                05                 09/01/06           0.0000
0429477995                O                  08/01/36
0

10810307      E22/G02     F                  234,000.00         ZZ
                          360                234,000.00         1
                          7.2500             1596.29            45
                          7.0000             1596.29
SAN FERNANDO  CA 91340    5                  07/17/06           00
0429483910                05                 09/01/06           0.0000
0429483910                O                  08/01/36
0

10810313      E22/G02     F                  364,000.00         ZZ
                          360                364,000.00         1
                          7.8750             2496.85            80
                          7.6250             2496.85
AUBURN        WA 98002    2                  07/17/06           00
0429490311                05                 09/01/06           0.0000
0429490311                O                  08/01/36
0

10810315      E22/G01     F                  138,400.00         ZZ
                          360                138,400.00         1
                          7.6250             979.59             80
                          7.3750             979.59
MT.VERNON     IL 62864    5                  07/17/06           00
0429491111                05                 09/01/06           0.0000
0429491111                O                  08/01/36
0

10810335      E22/G02     F                  84,800.00          ZZ
                          360                84,800.00          1
                          7.5000             530.00             80
                          7.2500             530.00
AUBURN        NY 13021    1                  07/21/06           00
0429524952                05                 09/01/06           0.0000
0429524952                O                  08/01/36
0

10810341      E22/G02     F                  496,000.00         ZZ
                          360                496,000.00         1
                          7.7500             3203.33            80
                          7.5000             3203.33
EASTON        CT 06612    1                  07/21/06           00
0429535578                05                 09/01/06           0.0000
0429535578                O                  08/01/36
0

10810367      E22/G02     F                  339,000.00         ZZ
                          360                339,000.00         1
                          7.8750             2224.69            79
                          7.6250             2224.69
LAUDERDALE BY FL 33062    2                  07/17/06           00
0429555741                06                 09/01/06           0.0000
0429555741                O                  08/01/36
0

10810375      E22/G01     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.0000             1330.60            80
                          6.7500             1330.60
NEW HAVEN     CT 06515    1                  07/21/06           00
0429562960                05                 09/01/06           0.0000
0429562960                O                  08/01/36
0

10810417      E22/G02     F                  108,000.00         ZZ
                          360                108,000.00         1
                          8.0000             792.47             80
                          7.7500             792.47
CHICAGO       IL 60636    1                  07/21/06           00
0429596703                05                 09/01/06           0.0000
0429596703                N                  08/01/36
0

10810419      E22/G01     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.8750             788.31             80
                          6.6250             788.31
HOUSTON       TX 77092    1                  07/21/06           00
0429599483                03                 09/01/06           0.0000
0429599483                O                  08/01/36
0

10810437      E22/G02     F                  100,750.00         ZZ
                          360                100,750.00         2
                          7.3750             619.19             65
                          7.1250             619.19
WEST MILWAUKEEWI 53214    1                  07/21/06           00
0429617285                05                 09/01/06           0.0000
0429617285                N                  08/01/36
0

10810439      E22/G02     F                  280,000.00         ZZ
                          360                280,000.00         1
                          7.6250             1981.82            80
                          7.3750             1981.82
AURORA        CO 80011    1                  07/21/06           00
0429622012                05                 09/01/06           0.0000
0429622012                O                  08/01/36
0

10810455      E22/G02     F                  186,750.00         ZZ
                          360                186,750.00         2
                          7.7500             1206.09            75
                          7.5000             1206.09
TOMBALL       TX 77375    1                  07/18/06           00
0429633217                05                 09/01/06           0.0000
0429633217                N                  08/01/36
0

10810457      E22/G02     F                  183,750.00         ZZ
                          360                183,750.00         2
                          7.7500             1186.72            75
                          7.5000             1186.72
CONROE        TX 77303    1                  07/19/06           00
0429634264                05                 09/01/06           0.0000
0429634264                N                  08/01/36
0

10810461      E22/G01     F                  232,800.00         ZZ
                          360                232,800.00         1
                          6.8750             1529.33            80
                          6.6250             1529.33
ORTING        WA 98360    2                  07/16/06           00
0429639826                05                 09/01/06           0.0000
0429639826                O                  08/01/36
0

10810471      E22/G02     F                  108,000.00         ZZ
                          360                108,000.00         1
                          7.6250             764.42             80
                          7.3750             764.42
TROUTVILLE    VA 24175    1                  07/21/06           00
0429641681                05                 09/01/06           0.0000
0429641681                N                  08/01/36
0

10810501      E22/G02     F                  130,400.00         ZZ
                          360                130,400.00         1
                          8.2500             896.50             80
                          8.0000             896.50
FARMINGTON    MN 55024    1                  07/21/06           00
0428464481                09                 09/01/06           0.0000
0428464481                N                  08/01/36
0

10810511      E22/G02     F                  72,810.00          ZZ
                          360                72,810.00          1
                          7.5000             509.10             90
                          7.2500             509.10
GEORGETOWN    KY 40324    1                  07/21/06           04
0428891667                05                 09/01/06           25.0000
0428891667                N                  08/01/36
0

10810539      E22/G02     F                  316,000.00         ZZ
                          360                316,000.00         1
                          8.3750             2205.42            80
                          8.1250             2205.42
EDISON        NJ 08820    1                  07/21/06           00
0429055585                05                 09/01/06           0.0000
0429055585                N                  08/01/36
0

10810543      E22/G02     F                  171,100.00         ZZ
                          360                171,100.00         1
                          7.2500             1033.73            80
                          7.0000             1033.73
EUGENE        OR 97402    1                  07/18/06           00
0429081797                03                 09/01/06           0.0000
0429081797                O                  08/01/36
0

10810557      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          7.5000             1125.00            80
                          7.2500             1125.00
AURORA        CO 80013    1                  07/21/06           00
0429161946                05                 09/01/06           0.0000
0429161946                O                  08/01/36
0

10810573      E22/G02     F                  67,500.00          ZZ
                          360                67,456.96          1
                          8.2500             507.10             90
                          8.0000             507.10
CAMDEN        NJ 08103    1                  06/30/06           10
0429201973                05                 08/01/06           25.0000
0429201973                N                  07/01/36
0

10810591      E22/G02     F                  168,750.00         ZZ
                          360                168,750.00         1
                          7.5000             1054.69            75
                          7.2500             1054.69
VENICE        FL 34293    5                  07/17/06           00
0429250269                05                 09/01/06           0.0000
0429250269                O                  08/01/36
0

10810599      E22/G02     F                  324,000.00         ZZ
                          360                324,000.00         1
                          7.7500             2321.18            80
                          7.5000             2321.18
MILTON        MA 02186    1                  07/21/06           00
0429265101                05                 09/01/06           0.0000
0429265101                N                  08/01/36
0

10810611      E22/G02     F                  223,920.00         ZZ
                          360                223,920.00         1
                          7.6250             1422.83            80
                          7.3750             1422.83
ERIE          CO 80516    1                  07/21/06           00
0429663313                03                 09/01/06           0.0000
0429663313                O                  08/01/36
0

10810613      E22/G02     F                  125,409.00         ZZ
                          360                125,409.00         1
                          7.6250             796.87             80
                          7.3750             796.87
PASCO         WA 99301    1                  07/13/06           00
0429665805                05                 09/01/06           0.0000
0429665805                O                  08/01/36
0

10810621      E22/G02     F                  127,200.00         ZZ
                          360                127,200.00         1
                          7.5000             889.40             80
                          7.2500             889.40
GRAND JUNCTIONCO 81501    1                  07/21/06           00
0429671274                05                 09/01/06           0.0000
0429671274                N                  08/01/36
0

10810635      E22/G02     F                  97,600.00          T
                          360                97,600.00          1
                          7.7500             699.22             80
                          7.5000             699.22
PUEBLO        CO 81005    1                  07/21/06           00
0429684871                05                 09/01/06           0.0000
0429684871                O                  08/01/36
0

10810645      E22/G02     F                  77,250.00          ZZ
                          360                77,250.00          1
                          7.8750             506.95             75
                          7.6250             506.95
PORT RICHEY   FL 34668    1                  07/21/06           00
0429694235                05                 09/01/06           0.0000
0429694235                N                  08/01/36
0

10810651      E22/G02     F                  292,000.00         ZZ
                          360                292,000.00         1
                          7.3750             2016.77            80
                          7.1250             2016.77
GRAND JUNCTIONCO 81506    1                  07/20/06           00
0429700487                05                 09/01/06           0.0000
0429700487                O                  08/01/36
0

10810655      E22/G02     F                  1,000,000.00       ZZ
                          360                1,000,000.00       1
                          7.7500             7164.12            65
                          7.5000             7164.12
CONOVER       WI 54519    2                  07/17/06           00
0429703655                05                 09/01/06           0.0000
0429703655                O                  08/01/36
0

10810675      E22/G02     F                  175,920.00         ZZ
                          360                175,920.00         1
                          8.2500             1209.45            80
                          8.0000             1209.45
CHICAGO       IL 60614    1                  07/21/06           00
0429712789                01                 09/01/06           0.0000
0429712789                O                  08/01/36
0

10810679      E22/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          7.3750             1049.83            80
                          7.1250             1049.83
ROSEBURG      OR 97470    5                  07/17/06           00
0429714538                05                 09/01/06           0.0000
0429714538                N                  08/01/36
0

10810683      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          8.2500             1352.28            80
                          8.0000             1352.28
AMHERST       MA 01002    1                  07/21/06           00
0429715063                05                 09/01/06           0.0000
0429715063                N                  08/01/36
0

10810697      E22/G02     F                  388,000.00         ZZ
                          360                388,000.00         1
                          8.1250             2627.08            80
                          7.8750             2627.08
SEATTLE       WA 98136    1                  07/14/06           00
0429718067                05                 09/01/06           0.0000
0429718067                O                  08/01/36
0

10810699      E22/G02     F                  83,952.00          ZZ
                          360                83,952.00          1
                          8.3750             638.10             80
                          8.1250             638.10
DETROIT       MI 48236    1                  07/21/06           00
0429720279                05                 09/01/06           0.0000
0429720279                N                  08/01/36
0

10810725      E22/G02     F                  324,996.00         ZZ
                          360                324,996.00         1
                          7.7500             2098.93            75
                          7.5000             2098.93
LOVELAND      CO 80538    1                  07/21/06           00
0429739303                05                 09/01/06           0.0000
0429739303                N                  08/01/36
0

10810741      E22/G02     F                  130,800.00         T
                          360                130,800.00         1
                          7.2500             790.25             80
                          7.0000             790.25
ROGERS        AR 72756    1                  07/20/06           00
0429749823                05                 09/01/06           0.0000
0429749823                O                  08/01/36
0

10810743      E22/G02     F                  227,920.00         ZZ
                          360                227,920.00         1
                          7.6250             1448.24            80
                          7.3750             1448.24
LAKE IN THE HIIL 60156    1                  07/21/06           00
0429751266                05                 09/01/06           0.0000
0429751266                O                  08/01/36
0

10810767      E22/G02     F                  177,870.00         ZZ
                          360                177,870.00         1
                          7.1250             1056.10            80
                          6.8750             1056.10
WEST POINT CITUT 84015    1                  07/18/06           00
0429770852                05                 09/01/06           0.0000
0429770852                O                  08/01/36
0

10810777      E22/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          7.1250             1092.50            80
                          6.8750             1092.50
BURLINGTON    WA 98233    2                  07/13/06           00
0429781586                05                 09/01/06           0.0000
0429781586                O                  08/01/36
0

10810779      E22/G02     F                  184,800.00         ZZ
                          360                184,800.00         1
                          7.0000             1229.48            80
                          6.7500             1229.48
OLYMPIA       WA 98503    5                  07/14/06           00
0429782949                03                 09/01/06           0.0000
0429782949                O                  08/01/36
0

10810791      E22/G02     F                  414,000.00         ZZ
                          360                414,000.00         1
                          7.3750             2544.38            80
                          7.1250             2544.38
SANTA ANA     CA 92707    1                  07/17/06           00
0429800840                05                 09/01/06           0.0000
0429800840                O                  08/01/36
0

10810793      E22/G02     F                  65,156.00          ZZ
                          360                65,156.00          1
                          8.3750             495.23             80
                          8.1250             495.23
MOBILE        AL 36606    1                  07/21/06           00
0429805328                05                 09/01/06           0.0000
0429805328                N                  08/01/36
0

10810799      E22/G02     F                  246,400.00         ZZ
                          360                246,400.00         1
                          8.2500             1694.00            80
                          8.0000             1694.00
BREMERTON     WA 98311    1                  07/20/06           00
0429830821                05                 09/01/06           0.0000
0429830821                O                  08/01/36
0

10810801      E22/G02     F                  142,400.00         ZZ
                          360                142,400.00         1
                          7.5000             890.00             80
                          7.2500             890.00
CLEARWATER    FL 33755    1                  07/21/06           00
0429832504                05                 09/01/06           0.0000
0429832504                O                  08/01/36
0

10810807      E22/G02     F                  84,800.00          ZZ
                          360                84,800.00          1
                          7.6250             600.21             80
                          7.3750             600.21
HUMBLE        TX 77356    1                  07/21/06           00
0429835127                03                 09/01/06           0.0000
0429835127                O                  08/01/36
0

10810817      E22/G02     F                  328,000.00         ZZ
                          360                328,000.00         1
                          8.3750             2289.17            80
                          8.1250             2289.17
SCOTTSDALE    AZ 85260    1                  07/19/06           00
0429853583                01                 09/01/06           0.0000
0429853583                O                  08/01/36
0

10810835      E22/G02     F                  79,110.00          ZZ
                          360                79,110.00          4
                          6.6250             506.55             90
                          6.3750             506.55
FABENS        TX 79839    1                  07/11/06           04
0429120587                05                 09/01/06           25.0000
0429120587                N                  08/01/36
0

10810837      E22/G02     F                  168,800.00         ZZ
                          360                168,800.00         1
                          7.8750             1223.92            80
                          7.6250             1223.92
GAITHERSBURG  MD 20877    1                  07/21/06           00
0429393614                01                 09/01/06           0.0000
0429393614                N                  08/01/36
0

10811251      313/G02     F                  260,000.00         ZZ
                          360                260,000.00         1
                          7.9990             1733.12            80
                          7.7400             1733.12
CHICAGO       IL 60632    1                  07/12/06           00
0441690872                09                 09/01/06           0.0000
11213089                  N                  08/01/36
0

10811255      313/G02     F                  626,400.00         ZZ
                          360                626,400.00         1
                          7.3750             3849.75            80
                          7.1250             3849.75
HOFFMAN ESTATEIL 60195    2                  07/07/06           00
0441683190                03                 09/01/06           0.0000
11221884                  O                  08/01/36
0

10811353      N67/M32     F                  136,000.00         ZZ
                          360                135,905.41         1
                          7.2500             927.76             80
                          7.0000             927.76
ALBUQUERQUE   NM 87121    1                  06/28/06           00
360102095                 05                 08/01/06           0.0000
3510300790                O                  07/01/36
0

10812889      313/G02     F                  157,250.00         ZZ
                          360                157,250.00         1
                          7.8750             1140.18            85
                          7.6250             1140.18
MELBOURNE     FL 32935    5                  07/07/06           04
0441684263                05                 09/01/06           12.0000
11200201                  O                  08/01/36
0

10812957      L68/G02     F                  204,800.00         ZZ
                          360                204,800.00         1
                          7.7500             1322.67            80
                          7.5000             1322.67
LAKEWOOD      CO 80226    1                  06/23/06           00
0441727377                05                 08/01/06           0.0000
12504368                  O                  07/01/36
0

10813229      L20/G02     F                  114,800.00         T
                          360                114,800.00         1
                          7.6250             729.46             80
                          7.3750             729.46
SAINT GEORGE  UT 84790    1                  07/19/06           00
0441688660                03                 09/01/06           0.0000
1061031366                O                  08/01/36
0

10813313      P60/G01     F                  136,800.00         ZZ
                          360                136,800.00         1
                          6.8750             898.68             80
                          6.6250             898.68
COLUMBUS      OH 43228    1                  07/18/06           00
0441689171                05                 09/01/06           0.0000
1311187025                O                  08/01/36
0

10815579      M07/G02     F                  240,000.00         ZZ
                          360                240,000.00         1
                          7.3750             1657.62            80
                          7.1250             1657.62
SAN BERNARDINOCA 92407    1                  07/11/06           00
0441706652                05                 09/01/06           0.0000
02603280                  N                  08/01/36
0

10815597      A46/G02     F                  98,840.00          ZZ
                          360                98,840.00          1
                          7.6250             699.59             80
                          7.3750             699.59
PFLUGERVILLE  TX 78660    1                  07/13/06           00
0441711843                03                 09/01/06           0.0000
0712901                   O                  08/01/36
0

10815867      R68/G02     F                  164,000.00         ZZ
                          360                164,000.00         1
                          7.0000             956.67             80
                          6.7500             956.67
LEHIGH ACRES  FL 33936    1                  07/13/06           00
0441691375                09                 09/01/06           0.0000
20063580                  O                  08/01/36
0

10815903      313/G02     F                  266,792.00         ZZ
                          360                266,792.00         1
                          7.7500             1723.04            80
                          7.5000             1723.04
BEND          OR 97701    1                  07/03/06           00
0441717485                03                 09/01/06           0.0000
11217619                  N                  08/01/36
0

10815957      313/G02     F                  227,500.00         ZZ
                          360                227,500.00         1
                          7.2500             1551.96            60
                          7.0000             1551.96
FARMINGTON    NM 87401    2                  07/11/06           00
0441683497                05                 09/01/06           0.0000
11221322                  O                  08/01/36
0

10815967      253/253     F                  280,000.00         ZZ
                          360                280,000.00         1
                          7.5000             1957.81            80
                          7.2500             1957.81
PAYSON        AZ 85541    5                  07/12/06           00
668132                    05                 09/01/06           0.0000
668132                    O                  08/01/36
0

10815995      L85/G02     F                  292,500.00         T
                          360                292,500.00         1
                          7.1250             1970.63            65
                          6.8750             1970.63
EVERETT       WA 98201    5                  07/18/06           00
0441689288                05                 09/01/06           0.0000
1060062390WA              O                  08/01/36
0

10816045      P01/G02     F                  122,000.00         ZZ
                          360                122,000.00         1
                          8.0000             895.19             80
                          7.7500             895.19
ALBANY        NY 12205    1                  07/19/06           00
0441692803                05                 09/01/06           0.0000
06001136                  N                  08/01/36
0

10816159      E22/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          7.8750             1102.11            80
                          7.6250             1102.11
PENFIELD      NY 14526    1                  07/24/06           00
0429476369                05                 09/01/06           0.0000
0429476369                O                  08/01/36
0

10816165      E22/G02     F                  512,000.00         ZZ
                          360                512,000.00         3
                          8.0000             3413.33            80
                          7.7500             3413.33
NEWARK        NJ 07105    5                  07/19/06           00
0429479223                05                 09/01/06           0.0000
0429479223                O                  08/01/36
0

10816177      E22/G02     F                  62,400.00          ZZ
                          360                62,400.00          1
                          8.3750             435.50             80
                          8.1250             435.50
DANVILLE      VA 24541    1                  07/24/06           00
0429490873                05                 09/01/06           0.0000
0429490873                N                  08/01/36
0

10816213      E22/G02     F                  65,650.00          ZZ
                          360                65,650.00          1
                          8.1250             444.51             78
                          7.8750             444.51
LOUISVILLE    KY 40215    2                  07/24/06           00
0429509060                05                 09/01/06           0.0000
0429509060                N                  08/01/36
0

10816263      E22/G02     F                  78,400.00          ZZ
                          360                78,400.00          1
                          7.7500             561.67             80
                          7.5000             561.67
SAN ANTONIO   TX 78245    1                  07/19/06           00
0429554470                05                 09/01/06           0.0000
0429554470                N                  08/01/36
0

10816265      E22/G02     F                  405,000.00         ZZ
                          360                405,000.00         1
                          7.7500             2615.63            75
                          7.5000             2615.63
OMAHA         NE 68124    5                  07/18/06           00
0429555485                05                 09/01/06           0.0000
0429555485                O                  08/01/36
0

10816285      E22/G01     F                  208,000.00         ZZ
                          360                208,000.00         1
                          6.7500             1349.08            80
                          6.5000             1349.08
HOT SPRINGS   AR 71913    2                  07/19/06           00
0429563448                05                 09/01/06           0.0000
0429563448                O                  08/01/36
0

10816291      E22/G02     F                  71,500.00          ZZ
                          360                71,500.00          1
                          7.8750             469.22             62
                          7.6250             469.22
SAN ANTONIO   TX 78217    1                  07/21/06           00
0429566524                01                 09/01/06           0.0000
0429566524                N                  08/01/36
0

10816299      E22/G02     F                  96,800.00          ZZ
                          360                96,800.00          1
                          8.1250             718.74             80
                          7.8750             718.74
CYPRESS       TX 77433    1                  07/17/06           00
0429572316                03                 09/01/06           0.0000
0429572316                N                  08/01/36
0

10816313      E22/G02     F                  472,000.00         ZZ
                          360                472,000.00         1
                          7.3750             3259.99            80
                          7.1250             3259.99
WHITE PLAINS  NY 10607    2                  07/19/06           00
0429577349                05                 09/01/06           0.0000
0429577349                O                  08/01/36
0

10816325      E22/G02     F                  160,500.00         ZZ
                          360                160,500.00         1
                          7.5000             1003.13            75
                          7.2500             1003.13
EUGENE        OR 97402    5                  07/13/06           00
0429583396                05                 09/01/06           0.0000
0429583396                O                  08/01/36
0

10816327      E22/G02     F                  300,240.00         ZZ
                          360                300,240.00         1
                          7.6250             1907.78            80
                          7.3750             1907.78
LOGANVILLE    GA 30052    1                  07/24/06           00
0429583636                03                 09/01/06           0.0000
0429583636                O                  08/01/36
0

10816351      E22/G01     F                  288,000.00         ZZ
                          360                288,000.00         1
                          7.5000             1895.24            80
                          7.2500             1895.24
PLAINFIELD    NJ 07063    2                  07/19/06           00
0429599772                05                 09/01/06           0.0000
0429599772                O                  08/01/36
0

10816365      E22/G02     F                  117,900.00         ZZ
                          360                117,900.00         1
                          8.3750             896.13             90
                          8.1250             896.13
POTEAU        OK 74953    1                  07/21/06           01
0429612294                05                 09/01/06           25.0000
0429612294                O                  08/01/36
0

10816369      E22/G02     F                  956,000.00         ZZ
                          360                956,000.00         1
                          8.2500             6572.50            80
                          8.0000             6572.50
CLINTON       WA 98236    1                  07/19/06           00
0429616899                05                 09/01/06           0.0000
0429616899                O                  08/01/36
0

10816375      E22/G02     F                  264,800.00         ZZ
                          360                264,800.00         1
                          7.5000             1655.00            80
                          7.2500             1655.00
RICHMOND      VA 23231    5                  07/17/06           00
0429619117                05                 09/01/06           0.0000
0429619117                O                  08/01/36
0

10816409      E22/G02     F                  60,000.00          ZZ
                          360                60,000.00          1
                          8.3750             456.04             80
                          8.1250             456.04
CREST HILL    IL 60435    1                  07/24/06           00
0429648439                05                 09/01/06           0.0000
0429648439                N                  08/01/36
0

10816431      E22/G02     F                  228,000.00         ZZ
                          360                228,000.00         1
                          7.5000             1594.21            80
                          7.2500             1594.21
ORLAND HILLS  IL 60477    2                  07/18/06           00
0429662927                05                 09/01/06           0.0000
0429662927                O                  08/01/36
0

10816449      E22/G02     F                  240,000.00         ZZ
                          360                240,000.00         1
                          7.6250             1525.00            78
                          7.3750             1525.00
LAKE ORION    MI 48359    5                  07/18/06           00
0429673643                05                 09/01/06           0.0000
0429673643                O                  08/01/36
0

10816461      E22/G02     F                  98,400.00          ZZ
                          360                98,400.00          1
                          7.5000             688.03             80
                          7.2500             688.03
SAN ANTONIO   TX 78254    1                  07/17/06           00
0428248322                03                 09/01/06           0.0000
0428248322                N                  08/01/36
0

10816473      E22/G02     F                  56,000.00          ZZ
                          360                55,962.42          1
                          8.0000             410.91             80
                          7.7500             410.91
LANSING       MI 48912    1                  06/15/06           00
0428798870                05                 08/01/06           0.0000
0428798870                N                  07/01/36
0

10816501      E22/G02     F                  164,000.00         ZZ
                          360                164,000.00         2
                          8.2500             1127.50            80
                          8.0000             1127.50
LAKE CITY     FL 32025    1                  07/21/06           00
0429020233                05                 09/01/06           0.0000
0429020233                N                  08/01/36
0

10816525      E22/G02     F                  72,000.00          ZZ
                          360                72,000.00          1
                          7.7500             515.82             80
                          7.5000             515.82
HOUSTON       TX 77083    1                  07/24/06           00
0429133457                03                 09/01/06           0.0000
0429133457                N                  08/01/36
0

10816555      E22/G02     F                  189,000.00         ZZ
                          360                189,000.00         1
                          6.7500             1225.85            75
                          6.5000             1225.85
VIRGINIA BEACHVA 23456    5                  07/17/06           00
0429204605                05                 09/01/06           0.0000
0429204605                O                  08/01/36
0

10816561      E22/G02     F                  492,000.00         ZZ
                          360                492,000.00         1
                          7.2500             3356.31            80
                          7.0000             3356.31
POMPANO BEACH FL 33062    2                  07/19/06           00
0429209133                01                 09/01/06           0.0000
0429209133                O                  08/01/36
0

10816565      E22/G02     F                  248,000.00         ZZ
                          360                248,000.00         2
                          7.5000             1734.05            80
                          7.2500             1734.05
MIAMI         FL 33142    5                  07/24/06           00
0429210172                05                 09/01/06           0.0000
0429210172                N                  08/01/36
0

10816587      E22/G02     F                  268,000.00         ZZ
                          360                268,000.00         1
                          7.2500             1619.17            80
                          7.0000             1619.17
REMINGTON     VA 22734    2                  07/19/06           00
0429245038                05                 09/01/06           0.0000
0429245038                O                  08/01/36
0

10816591      E22/G01     F                  181,000.00         ZZ
                          360                181,000.00         1
                          7.0000             1055.83            73
                          6.7500             1055.83
WINCHESTER    VA 22602    5                  07/19/06           00
0429252042                03                 09/01/06           0.0000
0429252042                O                  08/01/36
0

10816597      E22/G02     F                  357,380.00         ZZ
                          360                357,380.00         1
                          7.5000             2233.63            75
                          7.2500             2233.63
MOUNT PLEASANTSC 29466    1                  07/24/06           00
0429263460                03                 09/01/06           0.0000
0429263460                N                  08/01/36
0

10816603      E22/G02     F                  101,000.00         ZZ
                          360                101,000.00         3
                          7.8750             732.32             80
                          7.6250             732.32
CHAMBERSBURG  PA 17201    1                  07/24/06           00
0429274434                05                 09/01/06           0.0000
0429274434                N                  08/01/36
0

10816617      E22/G02     F                  232,000.00         ZZ
                          360                232,000.00         1
                          7.1250             1563.03            80
                          6.8750             1563.03
BROOMFIELD    CO 80020    5                  07/18/06           00
0429686637                05                 09/01/06           0.0000
0429686637                O                  08/01/36
0

10816623      E22/G02     F                  118,550.00         ZZ
                          360                118,550.00         1
                          7.5000             740.94             80
                          7.2500             740.94
CEDAR PARK    TX 78613    1                  07/24/06           00
0429691637                03                 09/01/06           0.0000
0429691637                O                  08/01/36
0

10816627      E22/G01     F                  144,000.00         ZZ
                          360                144,000.00         1
                          7.1250             970.15             80
                          6.8750             970.15
DENVER        CO 80219    2                  07/18/06           00
0429694227                05                 09/01/06           0.0000
0429694227                O                  08/01/36
0

10816633      E22/G02     F                  234,500.00         ZZ
                          360                234,500.00         1
                          7.5000             1639.66            79
                          7.2500             1639.66
SACRAMENTO    CA 95824    2                  07/18/06           00
0429695299                05                 09/01/06           0.0000
0429695299                O                  08/01/36
0

10816679      E22/G02     F                  171,920.00         ZZ
                          360                171,920.00         1
                          7.7500             1231.66            80
                          7.5000             1231.66
JACKSONVILLE  FL 32221    1                  07/24/06           00
0429743388                03                 09/01/06           0.0000
0429743388                O                  08/01/36
0

10816693      E22/G02     F                  188,000.00         ZZ
                          360                188,000.00         1
                          7.3750             1298.47            80
                          7.1250             1298.47
FORT WAYNE    IN 46825    1                  07/24/06           00
0429749203                05                 09/01/06           0.0000
0429749203                O                  08/01/36
0

10816699      E22/G02     F                  81,000.00          TX
                          360                81,000.00          1
                          7.7500             580.29             89
                          7.5000             580.29
SAN ANTONIO   TX 78228    5                  07/21/06           04
0429749849                05                 09/01/06           25.0000
0429749849                N                  08/01/36
0

10816711      E22/G02     F                  176,000.00         ZZ
                          360                176,000.00         1
                          7.6250             1245.72            80
                          7.3750             1245.72
ELK RIVER     MN 55330    2                  07/19/06           00
0429751936                05                 09/01/06           0.0000
0429751936                O                  08/01/36
0

10816717      E22/G02     F                  175,500.00         ZZ
                          360                175,500.00         3
                          8.2500             1318.47            90
                          8.0000             1318.47
TAMPA         FL 33603    1                  07/24/06           10
0429753148                05                 09/01/06           25.0000
0429753148                N                  08/01/36
0

10816721      E22/G02     F                  199,432.00         ZZ
                          360                199,432.00         1
                          7.0000             1326.83            80
                          6.7500             1326.83
RICHMOND      TX 77469    1                  07/21/06           00
0429756794                03                 09/01/06           0.0000
0429756794                O                  08/01/36
0

10816725      E22/G02     F                  69,216.00          ZZ
                          360                69,216.00          1
                          8.3750             526.09             80
                          8.1250             526.09
MONTGOMERY    TX 77316    1                  07/24/06           00
0429757206                03                 09/01/06           0.0000
0429757206                N                  08/01/36
0

10816739      E22/G01     F                  236,000.00         ZZ
                          360                236,000.00         1
                          6.8750             1550.35            78
                          6.6250             1550.35
COLUMBIA      IL 62236    2                  07/19/06           00
0429275837                05                 09/01/06           0.0000
0429275837                O                  08/01/36
0

10816803      E22/G02     F                  78,300.00          ZZ
                          360                78,300.00          2
                          8.3750             595.14             90
                          8.1250             595.14
MEMPHIS       TN 38118    5                  07/24/06           10
0429317720                05                 09/01/06           25.0000
0429317720                N                  08/01/36
0

10816809      E22/G02     F                  176,000.00         ZZ
                          360                176,000.00         1
                          7.2500             1200.63            80
                          7.0000             1200.63
HARRISBURG    PA 17110    1                  07/24/06           00
0429324478                05                 09/01/06           0.0000
0429324478                O                  08/01/36
0

10816907      E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.2500             1091.48            80
                          7.0000             1091.48
BIG LAKE      MN 55309    2                  07/18/06           00
0429791619                05                 09/01/06           0.0000
0429791619                O                  08/01/36
0

10816949      E22/G02     F                  346,392.00         ZZ
                          360                346,392.00         1
                          6.3750             1840.21            80
                          6.1250             1840.21
STEPHENS CITY VA 22655    1                  07/24/06           00
0429795875                03                 09/01/06           0.0000
0429795875                O                  08/01/36
0

10816963      E22/G02     F                  117,600.00         ZZ
                          360                117,600.00         1
                          7.8750             852.68             80
                          7.6250             852.68
HAZEL PARK    MI 48030    1                  07/25/06           00
0429798168                05                 09/01/06           0.0000
0429798168                N                  08/01/36
0

10816969      E22/G02     F                  364,000.00         ZZ
                          360                364,000.00         1
                          7.8750             2388.75            80
                          7.6250             2388.75
DALLAS        TX 75214    1                  07/21/06           00
0429800618                05                 09/01/06           0.0000
0429800618                O                  08/01/36
0

10816987      E22/G02     F                  168,000.00         ZZ
                          360                168,000.00         1
                          7.6250             1067.50            80
                          7.3750             1067.50
WALLA WALLA   WA 99362    2                  07/18/06           00
0429808579                05                 09/01/06           0.0000
0429808579                O                  08/01/36
0

10816997      E22/G02     F                  202,000.00         ZZ
                          360                202,000.00         1
                          7.3750             1241.46            80
                          7.1250             1241.46
BULVERDE      TX 78070    1                  07/24/06           00
0429820855                03                 09/01/06           0.0000
0429820855                O                  08/01/36
0

10816999      E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.2500             1091.48            80
                          7.0000             1091.48
BRIGHTON      MI 48114    5                  07/18/06           00
0429821283                05                 09/01/06           0.0000
0429821283                O                  08/01/36
0

10817003      E22/G02     F                  164,800.00         ZZ
                          360                164,800.00         1
                          7.8750             1081.50            80
                          7.6250             1081.50
SUNRISE       FL 33351    1                  07/24/06           00
0429825748                07                 09/01/06           0.0000
0429825748                O                  08/01/36
0

10817009      E22/G02     F                  322,400.00         ZZ
                          360                322,400.00         1
                          8.2500             2216.50            80
                          8.0000             2216.50
SCOTTSDALE    AZ 85260    1                  07/19/06           00
0429831654                01                 09/01/06           0.0000
0429831654                O                  08/01/36
0

10817065      E22/G02     F                  480,000.00         TX
                          360                480,000.00         1
                          7.3750             3315.24            80
                          7.1250             3315.24
HOUSTON       TX 77027    5                  07/19/06           00
0429343544                05                 09/01/06           0.0000
0429343544                O                  08/01/36
0

10817081      E22/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          7.2500             764.04             80
                          7.0000             764.04
LEANDER       TX 78641    2                  07/19/06           00
0429370844                03                 09/01/06           0.0000
0429370844                O                  08/01/36
0

10817087      E22/G02     F                  332,000.00         ZZ
                          360                332,000.00         1
                          7.0000             1936.67            54
                          6.7500             1936.67
LIVERMORE     CA 94550    2                  07/14/06           00
0429375488                05                 09/01/06           0.0000
0429375488                N                  08/01/36
0

10817103      E22/G02     F                  316,000.00         ZZ
                          360                316,000.00         1
                          7.5000             1975.00            80
                          7.2500             1975.00
GUADALUPE     CA 93434    2                  07/18/06           00
0429379696                05                 09/01/06           0.0000
0429379696                O                  08/01/36
0

10817115      E22/G02     F                  118,400.00         ZZ
                          360                118,400.00         2
                          6.1250             719.41             80
                          5.8750             719.41
CASA GRANDE   AZ 85222    1                  07/17/06           00
0429384555                05                 09/01/06           0.0000
0429384555                N                  08/01/36
0

10817129      E22/G01     F                  229,000.00         ZZ
                          360                229,000.00         1
                          6.7500             1381.69            71
                          6.5000             1381.69
GOLD RUN      CA 95717    2                  07/18/06           00
0429395098                05                 09/01/06           0.0000
0429395098                O                  08/01/36
0

10817155      E22/G01     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.0000             798.36             80
                          6.7500             798.36
FRANKLINVILLE NC 27248    2                  07/18/06           00
0429422702                05                 09/01/06           0.0000
0429422702                O                  08/01/36
0

10817175      E22/G02     F                  169,600.00         ZZ
                          360                169,600.00         1
                          7.3750             1171.39            80
                          7.1250             1171.39
DAYTONA BEACH FL 32114    2                  07/19/06           00
0429447105                05                 09/01/06           0.0000
0429447105                O                  08/01/36
0

10817177      E22/G02     F                  373,000.00         ZZ
                          360                373,000.00         3
                          7.2500             2253.54            74
                          7.0000             2253.54
UNION CITY    NJ 07087    5                  07/19/06           00
0429453806                05                 09/01/06           0.0000
0429453806                O                  08/01/36
0

10817195      E22/G02     F                  175,920.00         T
                          360                175,920.00         1
                          7.2500             1062.85            80
                          7.0000             1062.85
COLORADO SPRINCO 80817    1                  07/24/06           00
0429464803                05                 09/01/06           0.0000
0429464803                O                  08/01/36
0

10817715      E82/G02     F                  176,000.00         ZZ
                          360                176,000.00         1
                          7.3750             1215.59            86
                          7.1250             1215.59
SPRING VALLEY NY 10977    5                  07/17/06           04
0401260815                01                 09/01/06           25.0000
0401260815                O                  08/01/36
0

10817717      E82/G02     F                  141,200.00         ZZ
                          360                141,200.00         1
                          6.8750             927.58             82
                          6.6250             927.58
KOHLER        WI 53044    2                  07/17/06           04
0401286505                05                 09/01/06           12.0000
0401286505                O                  08/01/36
0

10817721      E82/G01     F                  144,000.00         ZZ
                          360                144,000.00         1
                          6.7500             933.98             80
                          6.5000             933.98
CHICAGO       IL 60628    2                  07/14/06           00
0401281456                05                 09/01/06           0.0000
0401281456                O                  08/01/36
0

10817787      253/253     F                  332,000.00         ZZ
                          360                332,000.00         1
                          7.7500             2378.49            80
                          7.5000             2378.49
ARLINGTON HEIGIL 60004    1                  07/17/06           00
07172006                  05                 09/01/06           0.0000
07172006                  O                  08/01/36
0

10817903      F62/F62     F                  331,000.00         ZZ
                          360                331,000.00         1
                          7.3750             2286.13            89
                          7.1250             2286.13
PEMBROKE PINESFL 33024    5                  07/11/06           04
50267                     05                 09/01/06           25.0000
50267                     O                  08/01/36
0

10818003      Z73/Z73     F                  634,687.00         ZZ
                          360                634,687.00         1
                          7.1250             4276.01            80
                          6.8750             4276.01
CORONA        CA 92882    1                  07/13/06           00
10000009139               05                 09/01/06           0.0000
10000009139               O                  08/01/36
0

10818129      B49/G02     F                  116,415.00         ZZ
                          360                116,415.00         1
                          8.1250             788.23             80
                          7.8750             788.23
BOULDER       CO 80303    1                  07/14/06           00
0441708419                01                 09/01/06           0.0000
614630359                 N                  08/01/36
0

10818169      X89/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          7.8750             725.06             80
                          7.6250             725.06
JESUP         GA 31545    1                  07/14/06           00
0441692076                05                 09/01/06           0.0000
3062732                   O                  08/01/36
0

10818179      588/G02     F                  275,200.00         ZZ
                          360                275,199.62         1
                          6.8750             1576.67            80
                          6.6250             1576.67
ARLINGTON     VA 22206    1                  06/26/06           00
0441688124                01                 08/01/06           0.0000
2004148                   O                  07/01/36
0

10818181      588/G02     F                  344,800.00         ZZ
                          360                344,800.00         1
                          6.8750             1975.42            80
                          6.6250             1975.42
GAINESVILLE   VA 20155    1                  06/28/06           00
0441690955                03                 08/01/06           0.0000
2004005                   O                  07/01/36
0

10818183      588/G02     F                  344,000.00         ZZ
                          360                344,000.00         1
                          6.7500             2231.18            80
                          6.5000             2231.18
CRANFORD TOWNSNJ 07016    1                  07/07/06           00
0441688900                05                 09/01/06           0.0000
2002191                   O                  08/01/36
0

10818185      588/G02     F                  351,900.00         ZZ
                          360                351,625.48         1
                          7.2500             2400.58            80
                          7.0000             2400.58
WALDWICK BOROUNJ 07463    1                  06/27/06           00
0441684107                05                 08/01/06           0.0000
2001985                   O                  07/01/36
0

10818187      588/G02     F                  224,800.00         ZZ
                          360                224,800.00         1
                          7.1250             1334.75            80
                          6.8750             1334.75
RESTON        VA 20191    1                  06/23/06           00
0441692175                01                 08/01/06           0.0000
2004123                   O                  07/01/36
0

10818189      588/G02     F                  167,100.00         ZZ
                          360                167,095.42         1
                          7.3750             1026.97            80
                          7.1250             1026.97
CLAYMONT      DE 19703    1                  07/06/06           00
0441693322                05                 09/01/06           0.0000
2004119                   O                  08/01/36
0

10818191      588/G02     F                  417,000.00         ZZ
                          360                417,000.00         1
                          7.3750             2562.81            79
                          7.1250             2562.81
WAYNE TOWNSHIPNJ 07470    1                  07/10/06           00
0441693017                05                 09/01/06           0.0000
2002135                   O                  08/01/36
0

10818193      588/G02     F                  320,000.00         ZZ
                          360                319,813.08         1
                          7.3750             1966.67            80
                          7.1250             1966.67
NUTLEY TOWNSHINJ 07110    1                  06/29/06           00
0441693207                05                 08/01/06           0.0000
2004961                   O                  07/01/36
0

10818197      588/G02     F                  215,900.00         ZZ
                          360                215,900.00         1
                          6.8750             1236.93            80
                          6.6250             1236.93
THE PLAINS    VA 20198    1                  06/20/06           00
0441693082                05                 08/01/06           0.0000
2003629                   O                  07/01/36
0

10818199      588/G02     F                  218,400.00         ZZ
                          360                218,400.00         1
                          6.9900             1272.18            80
                          6.7400             1272.18
BOROUGH OF MANNJ 08835    1                  07/14/06           00
0441691417                05                 09/01/06           0.0000
2003846                   O                  08/01/36
0

10818201      588/G02     F                  249,000.00         ZZ
                          360                249,000.00         1
                          6.9900             1450.43            49
                          6.7400             1450.43
KINNELON BOROUNJ 07405    1                  07/11/06           00
0441691565                05                 09/01/06           0.0000
2003911                   O                  08/01/36
0

10818205      588/G02     F                  376,000.00         ZZ
                          360                376,000.00         1
                          7.0000             2193.33            80
                          6.7500             2193.33
GAINESVILLE   VA 20155    1                  06/30/06           00
0441691722                03                 08/01/06           0.0000
2004476                   O                  07/01/36
0

10818207      588/G02     F                  192,000.00         ZZ
                          360                192,000.00         1
                          6.5000             1213.58            80
                          6.2500             1213.58
ALEXANDRIA    VA 22314    1                  07/07/06           00
0441683398                01                 09/01/06           0.0000
2003286                   O                  08/01/36
0

10818209      588/G02     F                  224,000.00         ZZ
                          360                224,000.00         1
                          6.7500             1260.00            80
                          6.5000             1260.00
BELTSVILLE    MD 20705    1                  06/29/06           00
0441690658                09                 08/01/06           0.0000
2003791                   O                  07/01/36
0

10818213      588/G02     F                  222,300.00         ZZ
                          360                222,300.00         1
                          7.1250             1319.91            80
                          6.8750             1319.91
FREDERICKSBURGVA 22407    1                  06/30/06           00
0441692720                03                 08/01/06           0.0000
2003313                   O                  07/01/36
0

10818217      588/G02     F                  385,000.00         ZZ
                          360                385,000.00         1
                          6.5000             2085.42            70
                          6.2500             2085.42
CITY OF YONKERNY 10707    1                  06/27/06           00
0441691300                05                 08/01/06           0.0000
1176968                   O                  07/01/36
0

10818223      588/G02     F                  301,600.00         ZZ
                          360                301,600.00         1
                          6.9900             1756.82            80
                          6.7400             1756.82
DUNELLEN BOROUNJ 08812    1                  07/07/06           00
0441693272                05                 09/01/06           0.0000
2003992                   O                  08/01/36
0

10818225      588/G02     F                  272,000.00         ZZ
                          360                272,000.00         1
                          6.8750             1786.85            80
                          6.6250             1786.85
GERMANTOWN    MD 20874    1                  07/13/06           00
0441684131                03                 09/01/06           0.0000
2004350                   O                  08/01/36
0

10818227      588/G02     F                  182,400.00         ZZ
                          360                182,400.00         1
                          7.3750             1121.00            80
                          7.1250             1121.00
FRONT ROYAL   VA 22630    1                  06/30/06           00
0441690880                07                 08/01/06           0.0000
2004493                   O                  07/01/36
0

10818235      588/G02     F                  248,000.00         ZZ
                          360                248,000.00         1
                          6.6250             1369.17            80
                          6.3750             1369.17
ACCOKEEK      MD 20607    1                  07/10/06           00
0441691292                05                 09/01/06           0.0000
2003971                   O                  08/01/36
0

10818377      Y40/G02     F                  353,000.00         ZZ
                          360                353,000.00         1
                          7.3750             2438.08            78
                          7.1250             2438.08
OLD BRIDGE    NJ 07747    2                  07/05/06           00
0441708260                05                 09/01/06           0.0000
51136091                  O                  08/01/36
0

10818385      AB5/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          7.5000             950.00             80
                          7.2500             950.00
DELAVAN       WI 53115    5                  06/12/06           00
0441707122                05                 09/01/06           0.0000
12534482                  O                  08/01/36
0

10818483      313/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          6.7500             1945.80            76
                          6.5000             1945.80
HAVERTOWN     PA 19083    1                  07/14/06           00
0441690906                05                 09/01/06           0.0000
11183407                  O                  08/01/36
0

10818605      P01/G02     F                  274,500.00         ZZ
                          360                274,500.00         1
                          8.0000             1830.00            90
                          7.7500             1830.00
GANSEVOORT    NY 12831    1                  07/07/06           10
0441693959                05                 09/01/06           25.0000
06002379                  O                  08/01/36
0

10818665      E82/G02     F                  231,700.00         ZZ
                          360                231,700.00         1
                          6.8750             1522.10            72
                          6.6250             1522.10
NEPTUNE       NJ 07753    5                  07/20/06           00
0401287578                05                 09/01/06           0.0000
0401287578                O                  08/01/36
0

10818667      E82/G02     F                  173,300.00         ZZ
                          360                173,300.00         1
                          6.3750             1081.17            59
                          6.1250             1081.17
PACIFIC       WA 98047    2                  07/20/06           00
0401276860                05                 09/01/06           0.0000
0401276860                O                  08/01/36
0

10818671      E82/G02     F                  264,800.00         ZZ
                          360                264,800.00         1
                          7.6250             1874.24            80
                          7.3750             1874.24
RENTON        WA 98058    5                  07/20/06           00
0401279823                03                 09/01/06           0.0000
0401279823                O                  08/01/36
0

10818673      E82/G02     F                  94,100.00          ZZ
                          360                94,100.00          1
                          7.0000             626.05             80
                          6.7500             626.05
BIRMINGHAM    AL 35235    2                  07/20/06           00
0401284575                05                 09/01/06           0.0000
0401284575                O                  08/01/36
0

10819109      E22/G01     F                  216,000.00         ZZ
                          360                216,000.00         1
                          6.8750             1418.97            80
                          6.6250             1418.97
O FALLON      MO 63366    2                  07/20/06           00
0429205230                05                 09/01/06           0.0000
0429205230                O                  08/01/36
0

10819123      E22/G02     F                  232,000.00         ZZ
                          360                232,000.00         1
                          7.5000             1622.18            80
                          7.2500             1622.18
LUDLOW        MA 01056    1                  07/25/06           00
0429246366                05                 09/01/06           0.0000
0429246366                O                  08/01/36
0

10819141      E22/G01     F                  334,400.00         ZZ
                          360                334,400.00         1
                          6.8750             1915.83            80
                          6.6250             1915.83
HOOD          CA 95639    5                  07/20/06           00
0429287378                05                 09/01/06           0.0000
0429287378                O                  08/01/36
0

10819149      E22/G01     F                  151,000.00         ZZ
                          360                151,000.00         1
                          6.8750             991.96             75
                          6.6250             991.96
RAYMOND       ME 04072    5                  07/20/06           00
0429320153                05                 09/01/06           0.0000
0429320153                O                  08/01/36
0

10819167      E22/G02     F                  74,320.00          ZZ
                          360                74,320.00          2
                          7.6250             472.24             80
                          7.3750             472.24
FARR WEST     UT 84404    1                  07/19/06           00
0429376262                05                 09/01/06           0.0000
0429376262                N                  08/01/36
0

10819179      E22/G02     F                  198,000.00         ZZ
                          360                198,000.00         1
                          7.2500             1196.25            78
                          7.0000             1196.25
OLYMPIA       WA 98506    5                  07/11/06           00
0429392376                05                 09/01/06           0.0000
0429392376                O                  08/01/36
0

10819185      E22/G02     F                  111,920.00         ZZ
                          360                111,920.00         1
                          7.3750             773.00             80
                          7.1250             773.00
WENATCHEE     WA 98801    1                  07/21/06           00
0429415979                05                 09/01/06           0.0000
0429415979                N                  08/01/36
0

10819195      E22/G02     F                  86,800.00          ZZ
                          360                86,800.00          1
                          7.8750             629.36             80
                          7.6250             629.36
GASTONIA      NC 28016    1                  07/25/06           00
0429433642                05                 09/01/06           0.0000
0429433642                N                  08/01/36
0

10819201      E22/G02     F                  262,200.00         ZZ
                          360                262,200.00         1
                          7.3750             1611.44            76
                          7.1250             1611.44
HENDERSONVILLENC 28791    5                  07/18/06           00
0429530181                05                 09/01/06           0.0000
0429530181                O                  08/01/36
0

10819203      E22/G02     F                  310,240.00         ZZ
                          360                310,240.00         1
                          7.3750             1906.68            80
                          7.1250             1906.68
MASSAPEQUA    NY 11758    1                  07/25/06           00
0429534332                05                 09/01/06           0.0000
0429534332                O                  08/01/36
0

10819207      E22/G02     F                  162,000.00         ZZ
                          360                162,000.00         1
                          7.8750             1063.13            80
                          7.6250             1063.13
LAKE ORION    MI 48362    2                  07/20/06           00
0429539703                05                 09/01/06           0.0000
0429539703                O                  08/01/36
0

10819211      E22/G02     F                  131,200.00         ZZ
                          360                131,200.00         1
                          7.5000             917.37             80
                          7.2500             917.37
DALLAS        TX 75218    1                  07/25/06           00
0429549785                05                 09/01/06           0.0000
0429549785                O                  08/01/36
0

10819213      E22/G02     F                  198,000.00         ZZ
                          360                198,000.00         2
                          8.0000             1452.85            83
                          7.7500             1452.85
NEW HAVEN     CT 06513    5                  07/20/06           04
0429549850                05                 09/01/06           12.0000
0429549850                O                  08/01/36
0

10819215      E22/G02     F                  86,800.00          ZZ
                          360                86,800.00          1
                          7.8750             629.36             80
                          7.6250             629.36
GASTONIA      NC 28106    1                  07/25/06           00
0429550338                05                 09/01/06           0.0000
0429550338                N                  08/01/36
0

10819217      E22/G02     F                  86,800.00          ZZ
                          360                86,800.00          1
                          7.8750             629.36             80
                          7.6250             629.36
GASTONIA      NC 28016    1                  07/25/06           00
0429551252                05                 09/01/06           0.0000
0429551252                N                  08/01/36
0

10819219      E22/G02     F                  154,400.00         ZZ
                          360                154,400.00         1
                          7.6250             981.08             80
                          7.3750             981.08
BERTHOUD      CO 80513    2                  07/20/06           00
0429551633                05                 09/01/06           0.0000
0429551633                O                  08/01/36
0

10819221      E22/G02     F                  86,800.00          ZZ
                          360                86,800.00          1
                          7.8750             629.36             80
                          7.6250             629.36
GASTONIA      NC 28016    1                  07/25/06           00
0429551773                05                 09/01/06           0.0000
0429551773                N                  08/01/36
0

10819223      E22/G02     F                  86,800.00          ZZ
                          360                86,800.00          1
                          7.7500             621.85             80
                          7.5000             621.85
GASTONIA      NC 28016    1                  07/25/06           00
0429552300                05                 09/01/06           0.0000
0429552300                N                  08/01/36
0

10819245      E22/G02     F                  135,900.00         ZZ
                          360                135,900.00         1
                          7.3750             835.22             79
                          7.1250             835.22
TUCKER        GA 30084    1                  07/25/06           00
0429608011                05                 09/01/06           0.0000
0429608011                O                  08/01/36
0

10819251      E22/G02     F                  563,592.00         ZZ
                          360                563,592.00         1
                          7.5000             3522.45            80
                          7.2500             3522.45
LAND O LAKES  FL 34639    1                  07/25/06           00
0429608573                05                 09/01/06           0.0000
0429608573                O                  08/01/36
0

10819291      E22/G02     F                  113,592.00         ZZ
                          360                113,592.00         1
                          8.1250             769.11             80
                          7.8750             769.11
POMPANO BEACH FL 33069    1                  07/25/06           00
0429652795                01                 09/01/06           0.0000
0429652795                N                  08/01/36
0

10819295      E22/G02     F                  64,000.00          ZZ
                          360                64,000.00          1
                          8.3750             446.67             80
                          8.1250             446.67
OGDEN         UT 84401    1                  07/21/06           00
0429659493                05                 09/01/06           0.0000
0429659493                N                  08/01/36
0

10819301      E22/G02     F                  132,140.00         ZZ
                          360                132,140.00         1
                          7.8750             867.17             75
                          7.6250             867.17
INDEPENDENCE  OR 97351    1                  07/17/06           00
0429663677                05                 09/01/06           0.0000
0429663677                N                  08/01/36
0

10819307      E22/G02     F                  176,000.00         ZZ
                          360                176,000.00         1
                          7.8750             1207.27            80
                          7.6250             1207.27
WEST PALM BEACFL 33411    1                  07/25/06           00
0429672918                01                 09/01/06           0.0000
0429672918                N                  08/01/36
0

10819333      E22/G02     F                  272,000.00         ZZ
                          360                272,000.00         2
                          8.2500             1870.00            80
                          8.0000             1870.00
PROVIDENCE    RI 02907    5                  07/20/06           00
0429690332                05                 09/01/06           0.0000
0429690332                O                  08/01/36
0

10819337      E22/G01     F                  245,600.00         ZZ
                          360                245,600.00         1
                          6.8750             1613.42            80
                          6.6250             1613.42
SEATTLE       WA 98168    1                  07/19/06           00
0429692783                05                 09/01/06           0.0000
0429692783                O                  08/01/36
0

10819347      E22/G01     F                  230,000.00         ZZ
                          360                230,000.00         1
                          6.6250             1472.72            50
                          6.3750             1472.72
SAN DIEGO     CA 92114    5                  07/11/06           00
0429697410                05                 09/01/06           0.0000
0429697410                O                  08/01/36
0

10819349      E22/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          8.3750             614.17             80
                          8.1250             614.17
GARLAND       TX 75044    1                  07/25/06           00
0429701881                05                 09/01/06           0.0000
0429701881                N                  08/01/36
0

10819383      E22/G02     F                  432,000.00         ZZ
                          360                432,000.00         2
                          7.6250             2745.00            80
                          7.3750             2745.00
NEWARK        NJ 07114    1                  07/25/06           00
0429743305                05                 09/01/06           0.0000
0429743305                O                  08/01/36
0

10819387      E22/G02     F                  164,000.00         ZZ
                          360                164,000.00         2
                          7.8750             1076.25            80
                          7.6250             1076.25
CLEARWATER    FL 33755    1                  07/25/06           00
0429746431                05                 09/01/06           0.0000
0429746431                N                  08/01/36
0

10819437      E22/G02     F                  153,000.00         ZZ
                          360                153,000.00         2
                          7.1250             908.44             75
                          6.8750             908.44
SPRINGFIELD   OR 97478    1                  07/18/06           00
0429785207                05                 09/01/06           0.0000
0429785207                N                  08/01/36
0

10819441      E22/G02     F                  187,200.00         ZZ
                          360                187,200.00         1
                          7.8750             1228.50            80
                          7.6250             1228.50
SAN ANTONIO   TX 78209    1                  07/25/06           00
0429787039                05                 09/01/06           0.0000
0429787039                N                  08/01/36
0

10819451      E22/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          7.7500             981.67             80
                          7.5000             981.67
ORMOND BEACH  FL 32174    1                  07/25/06           00
0429796303                05                 09/01/06           0.0000
0429796303                O                  08/01/36
0

10819467      E22/G02     F                  136,640.00         ZZ
                          360                136,640.00         1
                          7.6250             868.23             75
                          7.3750             868.23
INDEPENDENCE  OR 97351    1                  07/19/06           00
0429806961                03                 09/01/06           0.0000
0429806961                N                  08/01/36
0

10819483      E22/G02     F                  86,250.00          ZZ
                          360                86,250.00          1
                          7.7500             557.03             75
                          7.5000             557.03
DENVER        CO 80239    1                  07/25/06           00
0429823107                05                 09/01/06           0.0000
0429823107                N                  08/01/36
0

10819489      E22/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          8.0000             906.67             80
                          7.7500             906.67
SMYRNA        TN 37167    1                  07/24/06           00
0429838063                05                 09/01/06           0.0000
0429838063                N                  08/01/36
0

10819493      E22/G02     F                  345,000.00         ZZ
                          360                345,000.00         1
                          7.8750             2264.06            75
                          7.6250             2264.06
BEND          OR 97701    5                  07/19/06           00
0429853070                05                 09/01/06           0.0000
0429853070                O                  08/01/36
0

10819499      E22/G02     F                  164,000.00         ZZ
                          360                164,000.00         1
                          7.6250             1042.08            75
                          7.3750             1042.08
CATAWBA       VA 24070    2                  07/25/06           00
0429858327                05                 09/01/06           0.0000
0429858327                N                  08/01/36
0

10819501      E22/G02     F                  82,875.00          ZZ
                          360                82,875.00          1
                          8.0000             552.50             75
                          7.7500             552.50
ROY           UT 84067    1                  07/20/06           00
0429860216                05                 09/01/06           0.0000
0429860216                N                  08/01/36
0

10819511      E22/G02     F                  112,148.00         ZZ
                          360                112,148.00         1
                          7.8750             813.15             80
                          7.6250             813.15
KATY          TX 77449    1                  07/25/06           00
0470009390                03                 09/01/06           0.0000
0470009390                N                  08/01/36
0

10819523      E22/G02     F                  120,720.00         ZZ
                          360                120,720.00         1
                          7.5000             844.09             80
                          7.2500             844.09
SILVERTON     OR 97381    1                  07/21/06           00
0470034422                05                 09/01/06           0.0000
0470034422                O                  08/01/36
0

10819533      E22/G02     F                  193,760.00         ZZ
                          360                193,760.00         1
                          8.3750             1352.28            80
                          8.1250             1352.28
AZLE          TX 76020    1                  07/20/06           00
0429452014                05                 09/01/06           0.0000
0429452014                N                  08/01/36
0

10819551      E22/G02     F                  164,364.00         T
                          360                164,364.00         1
                          6.8750             941.67             80
                          6.6250             941.67
NEWNAN        GA 30263    1                  07/25/06           00
0429495856                03                 09/01/06           0.0000
0429495856                O                  08/01/36
0

10819555      E22/G02     F                  260,800.00         ZZ
                          360                260,800.00         2
                          7.8750             1890.98            80
                          7.6250             1890.98
AMHERST       MA 01002    1                  07/25/06           00
0429498926                05                 09/01/06           0.0000
0429498926                N                  08/01/36
0

10819589      E22/G02     F                  207,500.00         ZZ
                          360                207,500.00         1
                          7.7500             1340.10            75
                          7.5000             1340.10
LEHIGH ACRES  FL 33971    2                  07/21/06           00
0428729768                05                 09/01/06           0.0000
0428729768                N                  08/01/36
0

10819595      E22/G02     F                  328,000.00         ZZ
                          360                328,000.00         1
                          7.5000             2293.42            80
                          7.2500             2293.42
NEPTUNE       NJ 07753    1                  07/25/06           00
0428760086                05                 09/01/06           0.0000
0428760086                O                  08/01/36
0

10819603      E22/G02     F                  109,520.00         ZZ
                          360                109,520.00         1
                          7.6250             695.91             80
                          7.3750             695.91
SAINT LOUIS   MO 63123    1                  07/24/06           00
0428876429                05                 09/01/06           0.0000
0428876429                O                  08/01/36
0

10819611      E22/G02     F                  123,200.00         ZZ
                          360                123,200.00         1
                          7.8750             893.29             80
                          7.6250             893.29
DAUPHIN       PA 17018    1                  07/25/06           00
0429017973                05                 09/01/06           0.0000
0429017973                N                  08/01/36
0

10819627      E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          7.5000             525.00             70
                          7.2500             525.00
STONE MOUNTAINGA 30088    2                  07/07/06           00
0429060791                05                 09/01/06           0.0000
0429060791                N                  08/01/36
0

10819633      E22/G02     F                  202,400.00         ZZ
                          360                202,400.00         1
                          7.6250             1286.08            80
                          7.3750             1286.08
BRECKENRIDGE  CO 80424    1                  07/25/06           00
0429107485                01                 09/01/06           0.0000
0429107485                N                  08/01/36
0

10819643      E22/G02     F                  108,800.00         ZZ
                          360                108,800.00         1
                          7.7500             779.46             80
                          7.5000             779.46
IDAHO FALLS   ID 83404    5                  07/17/06           00
0429563307                05                 09/01/06           0.0000
0429563307                O                  08/01/36
0

10819661      E22/G02     F                  476,000.00         ZZ
                          360                476,000.00         1
                          8.3750             3322.08            80
                          8.1250             3322.08
REDDING       CA 96003    1                  07/20/06           00
0429594021                05                 09/01/06           0.0000
0429594021                O                  08/01/36
0

10819677      E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.6250             1016.67            80
                          7.3750             1016.67
SMITHVILLE    MO 64089    2                  07/20/06           00
0429601180                03                 09/01/06           0.0000
0429601180                O                  08/01/36
0

10819705      E82/G02     F                  117,700.00         ZZ
                          360                117,700.00         1
                          7.6250             833.07             75
                          7.3750             833.07
GROVETOWN     GA 30813    2                  07/19/06           00
0401284260                03                 09/01/06           0.0000
0401284260                O                  08/01/36
0

10819711      E82/G02     F                  103,700.00         ZZ
                          360                103,700.00         1
                          7.2500             707.42             77
                          7.0000             707.42
GREENWICH     NY 12834    2                  07/19/06           00
0401278916                05                 09/01/06           0.0000
0401278916                O                  08/01/36
0

10819713      E82/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          7.3750             688.33             94
                          7.1250             688.33
COLONY        KS 66015    2                  07/19/06           04
0401277322                05                 09/01/06           30.0000
0401277322                O                  08/01/36
0

10819749      E82/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          7.1250             538.97             29
                          6.8750             538.97
LADY LAKE     FL 32159    2                  07/13/06           00
0401270806                03                 09/01/06           0.0000
0401270806                O                  08/01/36
0

10819763      E82/G01     F                  196,850.00         ZZ
                          360                196,850.00         1
                          6.7500             1276.77            76
                          6.5000             1276.77
AUSTIN        MN 55912    2                  07/12/06           00
0401283312                05                 09/01/06           0.0000
0401283312                O                  08/01/36
0

10819859      313/G02     F                  119,200.00         ZZ
                          360                119,200.00         1
                          7.8750             782.26             80
                          7.6250             782.26
SALT LAKE CTY UT 84115    1                  07/13/06           00
0441694361                01                 09/01/06           0.0000
11245487                  O                  08/01/36
0

10819899      U05/G02     F                  84,600.00          ZZ
                          360                84,600.00          1
                          7.7500             606.08             90
                          7.5000             606.08
WOODWARD      OK 73801    1                  07/21/06           14
0441706967                05                 09/01/06           25.0000
3000945852                N                  08/01/36
0

10819921      477/G02     F                  403,000.00         ZZ
                          360                403,000.00         3
                          6.5000             2547.23            65
                          6.2500             2547.23
POMONA        CA 91766    5                  07/12/06           00
0441708369                05                 09/01/06           0.0000
208074                    O                  08/01/36
0

10819929      U05/G02     F                  288,000.00         ZZ
                          360                288,000.00         1
                          7.5000             2013.74            80
                          7.2500             2013.74
HIALEAH       FL 33012    5                  07/13/06           00
0441694288                05                 09/01/06           0.0000
3000959408                O                  08/01/36
0

10820053      AH7/G02     F                  80,100.00          ZZ
                          360                80,100.00          1
                          8.2500             550.69             89
                          8.0000             550.69
HUNTSVILLE    AL 35803    1                  07/19/06           10
0441706991                05                 09/01/06           25.0000
403107133                 N                  08/01/36
0

10821281      E11/G02     F                  173,400.00         T
                          360                173,400.00         1
                          7.1250             1168.23            60
                          6.8750             1168.23
MAPLE GROVE   MN 55369    5                  07/21/06           00
0441710332                05                 09/01/06           0.0000
1                         O                  08/01/36
0

10821727      P27/G02     F                  540,000.00         ZZ
                          360                540,000.00         1
                          7.2500             3683.75            63
                          7.0000             3683.75
STAMFORD      CT 06903    5                  07/07/06           00
0441706157                05                 09/01/06           0.0000
3243503505                O                  08/01/36
0

10821901      X67/G02     F                  285,600.00         ZZ
                          360                285,600.00         4
                          7.6250             1814.75            70
                          7.3750             1814.75
KITTERY       ME 03904    1                  06/30/06           00
0441698909                05                 08/01/06           0.0000
0000493082                N                  07/01/36
0

10823027      P60/G01     F                  168,000.00         ZZ
                          360                168,000.00         1
                          7.1250             1131.85            80
                          6.8750             1131.85
COLUMBUS      OH 43206    1                  07/11/06           00
0441725801                05                 09/01/06           0.0000
1311195168                O                  08/01/36
0

10823081      Z95/G02     F                  127,200.00         ZZ
                          360                127,200.00         1
                          7.7500             911.28             80
                          7.5000             911.28
LEANDER       TX 78641    1                  07/21/06           00
0441706322                05                 09/01/06           0.0000
31331                     O                  08/01/36
0

10823277      313/G02     F                  188,500.00         ZZ
                          360                188,500.00         1
                          7.2500             1285.91            65
                          7.0000             1285.91
RIDGEFIELD    WA 98642    1                  07/12/06           00
0441707460                05                 09/01/06           0.0000
11237518                  N                  08/01/36
0

10823523      313/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.3750             1105.09            77
                          7.1250             1105.09
ALEXIS        IL 61412    5                  07/14/06           00
0441693371                05                 09/01/06           0.0000
11238870                  O                  08/01/36
0

10823729      L20/G02     F                  232,000.00         ZZ
                          360                232,000.00         1
                          7.7500             1498.33            80
                          7.5000             1498.33
NAMPA         ID 83686    5                  07/18/06           00
0441715802                03                 09/01/06           0.0000
1001120073                N                  08/01/36
0

10823761      E22/G02     F                  101,392.00         ZZ
                          360                101,392.00         1
                          7.8750             665.39             80
                          7.6250             665.39
BEDFORD       TX 76021    1                  07/26/06           00
0428156616                05                 09/01/06           0.0000
0428156616                N                  08/01/36
0

10823769      E22/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          7.8750             761.25             80
                          7.6250             761.25
CALUMET CITY  IL 60409    1                  07/26/06           00
0428489165                05                 09/01/06           0.0000
0428489165                O                  08/01/36
0

10823775      E22/G02     F                  81,600.00          ZZ
                          360                81,600.00          1
                          7.7500             527.00             80
                          7.5000             527.00
SUGAR LAND    TX 77478    2                  07/26/06           00
0428730220                03                 09/01/06           0.0000
0428730220                N                  08/01/36
0

10823781      E22/G02     F                  233,600.00         ZZ
                          360                233,600.00         2
                          7.8750             1693.76            80
                          7.6250             1693.76
PALM BEACH GARFL 33410    1                  07/26/06           00
0428843361                05                 09/01/06           0.0000
0428843361                N                  08/01/36
0

10823803      E22/G02     F                  90,000.00          TX
                          240                90,000.00          1
                          7.7500             738.85             58
                          7.5000             738.85
HOUSTON       TX 77008    5                  07/21/06           00
0429076896                05                 09/01/06           0.0000
0429076896                O                  08/01/26
0

10823811      E22/G02     F                  430,400.00         ZZ
                          360                430,400.00         1
                          7.1250             2899.68            80
                          6.8750             2899.68
EAST BRIDGEWATMA 02333    1                  07/26/06           00
0429134331                05                 09/01/06           0.0000
0429134331                O                  08/01/36
0

10823817      E22/G02     F                  140,000.00         ZZ
                          360                140,000.00         2
                          8.3750             977.08             80
                          8.1250             977.08
CRESCENT CITY CA 95531    1                  07/14/06           00
0429145857                05                 09/01/06           0.0000
0429145857                N                  08/01/36
0

10823823      E22/G02     F                  324,000.00         ZZ
                          360                324,000.00         1
                          7.2500             1957.50            80
                          7.0000             1957.50
TOMS RIVER    NJ 08753    2                  07/21/06           00
0429165723                05                 09/01/06           0.0000
0429165723                O                  08/01/36
0

10823857      E22/G02     F                  75,100.00          ZZ
                          360                75,100.00          1
                          7.3750             461.55             38
                          7.1250             461.55
BEND          OR 97707    5                  07/20/06           00
0429286479                05                 09/01/06           0.0000
0429286479                O                  08/01/36
0

10823867      E22/G02     F                  333,600.00         ZZ
                          360                333,600.00         1
                          7.7500             2389.95            80
                          7.5000             2389.95
SAINT PETERESBFL 33711    1                  07/26/06           00
0429326887                05                 09/01/06           0.0000
0429326887                O                  08/01/36
0

10823869      E22/G02     F                  82,125.00          ZZ
                          360                82,125.00          1
                          7.3750             504.73             75
                          7.1250             504.73
LOS LUNAS     NM 87031    1                  07/18/06           00
0429334303                05                 09/01/06           0.0000
0429334303                N                  08/01/36
0

10823871      E22/G01     F                  188,800.00         ZZ
                          360                188,800.00         1
                          7.0000             1256.09            80
                          6.7500             1256.09
COLORADO SPRINCO 80922    5                  07/21/06           00
0429334394                05                 09/01/06           0.0000
0429334394                O                  08/01/36
0

10823879      E22/G01     F                  176,800.00         ZZ
                          360                176,800.00         1
                          6.7500             1146.72            80
                          6.5000             1146.72
AURORA        CO 80012    2                  07/21/06           00
0429349822                05                 09/01/06           0.0000
0429349822                O                  08/01/36
0

10823887      E22/G02     F                  64,550.00          T
                          360                64,550.00          1
                          7.3750             445.83             80
                          7.1250             445.83
BOISE         ID 83709    1                  07/13/06           00
0429364839                05                 09/01/06           0.0000
0429364839                O                  08/01/36
0

10823897      E22/G02     F                  376,350.00         ZZ
                          360                376,350.00         1
                          7.2500             2407.41            65
                          7.0000             2407.41
MARTINEZ      CA 94553    5                  07/19/06           00
0429374994                03                 09/01/06           0.0000
0429374994                N                  08/01/36
0

10823909      E22/G01     F                  190,000.00         ZZ
                          360                190,000.00         1
                          7.3750             1312.28            85
                          7.1250             1312.28
EAST WENATCHEEWA 98802    5                  07/18/06           10
0429415276                03                 09/01/06           12.0000
0429415276                O                  08/01/36
0

10823915      E22/G02     F                  474,300.00         ZZ
                          360                474,300.00         1
                          7.7500             3397.94            90
                          7.5000             3397.94
BELTSVILLE    MD 20705    5                  07/21/06           10
0429419062                05                 09/01/06           30.0000
0429419062                O                  08/01/36
0

10823931      E22/G02     F                  340,000.00         ZZ
                          360                340,000.00         1
                          6.8750             1947.92            57
                          6.6250             1947.92
GASTON        OR 97119    1                  07/18/06           00
0429454101                05                 09/01/06           0.0000
0429454101                O                  08/01/36
0

10823987      E22/G02     F                  260,800.00         ZZ
                          360                260,800.00         3
                          7.6250             1657.17            80
                          7.3750             1657.17
NEW BEDFORD   MA 02746    2                  07/21/06           00
0429531023                05                 09/01/06           0.0000
0429531023                O                  08/01/36
0

10824005      E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         4
                          7.2500             1364.35            80
                          7.0000             1364.35
SPRINGFIELD   MA 01151    1                  07/26/06           00
0429558554                05                 09/01/06           0.0000
0429558554                N                  08/01/36
0

10824011      E22/G02     F                  607,000.00         TX
                          360                607,000.00         1
                          7.3750             4192.40            75
                          7.1250             4192.40
COLLEYVILLE   TX 76034    5                  07/21/06           00
0429559982                05                 09/01/06           0.0000
0429559982                O                  08/01/36
0

10824041      E22/G02     F                  712,500.00         ZZ
                          360                712,500.00         1
                          7.5000             4453.13            75
                          7.2500             4453.13
SISTERS       OR 97759    1                  07/19/06           00
0429595440                05                 09/01/06           0.0000
0429595440                O                  08/01/36
0

10824043      E22/G02     F                  355,000.00         ZZ
                          360                355,000.00         2
                          7.6250             2255.73            69
                          7.3750             2255.73
EVERETT       MA 02149    2                  07/21/06           00
0429595663                05                 09/01/06           0.0000
0429595663                O                  08/01/36
0

10824047      E22/G02     F                  341,250.00         ZZ
                          360                341,250.00         1
                          7.0000             1990.63            65
                          6.7500             1990.63
SIMI VALLEY   CA 93063    5                  07/21/06           00
0429682479                03                 09/01/06           0.0000
0429682479                N                  08/01/36
0

10824063      E22/G02     F                  616,000.00         ZZ
                          360                616,000.00         1
                          7.1250             3657.50            80
                          6.8750             3657.50
SAN FRANCISCO CA 94112    5                  07/17/06           00
0429694821                05                 09/01/06           0.0000
0429694821                O                  08/01/36
0

10824097      E22/G02     F                  384,000.00         ZZ
                          360                384,000.00         1
                          8.3750             2918.68            80
                          8.1250             2918.68
MONROVIA      CA 91016    1                  07/17/06           00
0429726789                05                 09/01/06           0.0000
0429726789                N                  08/01/36
0

10824099      E22/G02     F                  359,750.00         ZZ
                          360                359,750.00         1
                          7.8750             2608.44            75
                          7.6250             2608.44
CALDWELL      ID 83607    5                  07/20/06           00
0429728009                05                 09/01/06           0.0000
0429728009                O                  08/01/36
0

10824103      E22/G02     F                  104,800.00         ZZ
                          360                104,800.00         1
                          7.6250             741.77             80
                          7.3750             741.77
AMHERST       NY 14221    2                  07/21/06           00
0429729940                05                 09/01/06           0.0000
0429729940                O                  08/01/36
0

10824105      E22/G02     F                  97,250.00          ZZ
                          360                97,250.00          2
                          8.3750             678.72             80
                          8.1250             678.72
DALLAS        TX 75208    1                  07/25/06           00
0429729973                05                 09/01/06           0.0000
0429729973                N                  08/01/36
0

10824115      E22/G02     F                  192,000.00         ZZ
                          360                192,000.00         1
                          7.3750             1180.00            80
                          7.1250             1180.00
MESA          AZ 85215    1                  07/20/06           00
0429738339                03                 09/01/06           0.0000
0429738339                O                  08/01/36
0

10824147      E22/G01     F                  87,200.00          ZZ
                          360                87,200.00          1
                          7.2500             594.86             80
                          7.0000             594.86
LEEDS         AL 35094    5                  07/21/06           00
0429760796                05                 09/01/06           0.0000
0429760796                O                  08/01/36
0

10824165      E22/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          6.3750             549.01             80
                          6.1250             549.01
SAGINAW       MI 48602    1                  07/26/06           00
0429769987                05                 09/01/06           0.0000
0429769987                O                  08/01/36
0

10824173      E22/G02     F                  123,800.00         ZZ
                          360                123,800.00         1
                          6.6250             683.48             80
                          6.3750             683.48
FAIRFIELD     OH 45014    1                  07/26/06           00
0429775075                05                 09/01/06           0.0000
0429775075                O                  08/01/36
0

10824175      E22/G02     F                  74,820.00          ZZ
                          360                74,820.00          1
                          8.3750             568.69             80
                          8.1250             568.69
HUMBLE        TX 77346    1                  07/24/06           00
0429781149                03                 09/01/06           0.0000
0429781149                N                  08/01/36
0

10824177      E22/G02     F                  146,320.00         ZZ
                          360                146,320.00         1
                          7.2500             998.16             80
                          7.0000             998.16
PLATTEVILLE   CO 80651    1                  07/26/06           00
0429783665                05                 09/01/06           0.0000
0429783665                O                  08/01/36
0

10824191      E22/G02     F                  319,116.00         ZZ
                          360                319,116.00         1
                          7.8750             2094.20            80
                          7.6250             2094.20
WEST PALM BEACFL 33411    1                  07/24/06           00
0429791551                03                 09/01/06           0.0000
0429791551                O                  08/01/36
0

10824195      E22/G02     F                  650,000.00         ZZ
                          360                650,000.00         1
                          7.5000             4062.50            65
                          7.2500             4062.50
FORT COLLINS  CO 80524    2                  07/21/06           00
0429793532                05                 09/01/06           0.0000
0429793532                O                  08/01/36
0

10824209      E22/G02     F                  72,800.00          ZZ
                          360                72,800.00          1
                          8.3750             508.08             80
                          8.1250             508.08
MURRAY        UT 84117    1                  07/20/06           00
0429802713                01                 09/01/06           0.0000
0429802713                N                  08/01/36
0

10824223      E22/G02     F                  183,920.00         ZZ
                          360                183,920.00         1
                          7.2500             1111.18            80
                          7.0000             1111.18
RIVERTON      UT 84065    1                  07/26/06           00
0429811896                05                 09/01/06           0.0000
0429811896                O                  08/01/36
0

10824277      E22/G02     F                  409,500.00         ZZ
                          360                409,500.00         2
                          7.0000             2388.75            90
                          6.7500             2388.75
ELIZABETH     NJ 07202    1                  07/26/06           01
0429855372                05                 09/01/06           25.0000
0429855372                O                  08/01/36
0

10824279      E22/G02     F                  132,800.00         ZZ
                          360                132,800.00         1
                          8.0000             885.33             80
                          7.7500             885.33
FARMINGTON    MI 48331    1                  07/26/06           00
0429855620                05                 09/01/06           0.0000
0429855620                O                  08/01/36
0

10824281      E22/G02     F                  332,000.00         ZZ
                          360                332,000.00         1
                          7.5000             2075.00            80
                          7.2500             2075.00
DENVER        CO 80205    2                  07/21/06           00
0429858418                01                 09/01/06           0.0000
0429858418                O                  08/01/36
0

10824285      E22/G02     F                  494,804.00         ZZ
                          360                494,804.00         1
                          7.5000             3459.74            80
                          7.2500             3459.74
SNOHOMISH     WA 98296    1                  07/24/06           00
0429862030                03                 09/01/06           0.0000
0429862030                O                  08/01/36
0

10824289      E22/G02     F                  85,600.00          ZZ
                          360                85,600.00          1
                          6.8750             562.33             80
                          6.6250             562.33
GARLAND       TX 75043    1                  07/26/06           00
0429863152                03                 09/01/06           0.0000
0429863152                O                  08/01/36
0

10824295      E22/G02     F                  168,025.00         ZZ
                          360                168,025.00         1
                          7.2500             1015.15            72
                          7.0000             1015.15
NEWBERG       OR 97132    5                  07/20/06           00
0429869274                05                 09/01/06           0.0000
0429869274                O                  08/01/36
0

10824353      E22/G02     F                  135,200.00         ZZ
                          360                135,200.00         1
                          7.8750             887.25             80
                          7.6250             887.25
TACOMA        WA 98409    1                  07/19/06           00
0429621329                05                 09/01/06           0.0000
0429621329                N                  08/01/36
0

10824367      E22/G02     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.3750             2125.00            54
                          6.1250             2125.00
LA MIRADA     CA 90638    5                  07/19/06           00
0429629728                05                 09/01/06           0.0000
0429629728                O                  08/01/36
0

10824393      E22/G02     F                  153,000.00         ZZ
                          360                153,000.00         2
                          7.8750             1004.06            90
                          7.6250             1004.06
MARTINSBURG   WV 25401    1                  07/26/06           04
0429662257                05                 09/01/06           25.0000
0429662257                N                  08/01/36
0

10824397      E22/G02     F                  121,500.00         ZZ
                          360                121,500.00         1
                          8.1250             902.13             90
                          7.8750             902.13
PENSACOLA     FL 32504    5                  07/21/06           10
0429666209                05                 09/01/06           30.0000
0429666209                O                  08/01/36
0

10824399      E22/G02     F                  74,400.00          ZZ
                          360                74,400.00          1
                          7.8750             539.45             80
                          7.6250             539.45
DENVER        CO 80204    1                  07/25/06           00
0429666670                05                 09/01/06           0.0000
0429666670                N                  08/01/36
0

10824411      E22/G02     F                  76,400.00          T
                          360                76,400.00          1
                          7.6250             540.75             80
                          7.3750             540.75
COLUMBIA      SC 29212    1                  07/26/06           00
0429669237                03                 09/01/06           0.0000
0429669237                O                  08/01/36
0

10824437      E22/G02     F                  336,000.00         ZZ
                          360                336,000.00         1
                          7.2500             2292.11            80
                          7.0000             2292.11
BRIGHTON      CO 80602    1                  07/06/06           00
0429427826                05                 09/01/06           0.0000
0429427826                O                  08/01/36
0

10824441      E22/G02     F                  70,200.00          ZZ
                          360                70,200.00          1
                          8.3750             533.57             90
                          8.1250             533.57
FLINT         MI 48532    5                  07/26/06           04
0429768005                05                 09/01/06           25.0000
0429768005                N                  08/01/36
0

10827903      T53/G02     F                  376,800.00         ZZ
                          360                376,800.00         1
                          7.2500             2276.50            80
                          7.0000             2276.50
RIALTO        CA 92377    1                  06/12/06           00
0441724994                05                 08/01/06           0.0000
31003726                  O                  07/01/36
0

10827905      H49/G02     F                  78,000.00          ZZ
                          360                78,000.00          1
                          7.8750             511.88             75
                          7.6250             511.88
COLUMBUS      OH 43224    5                  07/12/06           00
0441709946                05                 09/01/06           0.0000
755375                    N                  08/01/36
0

10827919      T53/G02     F                  93,600.00          ZZ
                          360                93,600.00          1
                          7.5000             654.47             40
                          7.2500             654.47
BAKERSFIELD   CA 93309    1                  07/10/06           00
0441724937                05                 09/01/06           0.0000
53001763                  N                  08/01/36
0

10827933      T53/G02     F                  730,000.00         ZZ
                          360                730,000.00         1
                          6.8750             4795.58            75
                          6.6250             4795.58
LA VERNE      CA 91750    5                  07/07/06           00
0441725025                05                 09/01/06           0.0000
31003747                  O                  08/01/36
0

10827945      T53/G02     F                  241,000.00         ZZ
                          360                241,000.00         1
                          6.7500             1355.63            58
                          6.5000             1355.63
REDLANDS      CA 92373    5                  07/10/06           00
0441724887                05                 09/01/06           0.0000
53001750                  O                  08/01/36
0

10827955      T53/G02     F                  150,000.00         ZZ
                          360                150,000.00         1
                          7.3750             1036.02            22
                          7.1250             1036.02
LAKEWOOD      CA 90712    5                  07/13/06           00
0441711504                05                 09/01/06           0.0000
35000172                  O                  08/01/36
0

10827957      T53/G02     F                  271,200.00         ZZ
                          360                271,200.00         1
                          6.7500             1759.00            80
                          6.5000             1759.00
NUEVO         CA 92567    1                  07/01/06           00
0441711637                05                 09/01/06           0.0000
35000167                  O                  08/01/36
0

10827967      F62/F62     F                  271,000.00         ZZ
                          360                271,000.00         1
                          6.8750             1780.28            43
                          6.6250             1780.28
BOCA RATON    FL 33486    2                  07/13/06           00
49348                     05                 09/01/06           0.0000
49348                     O                  08/01/36
0

10827971      T53/G02     F                  508,800.00         ZZ
                          360                508,800.00         1
                          6.8750             3342.46            80
                          6.6250             3342.46
CLAREMONT     CA 91711    1                  07/06/06           00
0441711629                05                 09/01/06           0.0000
31003712                  O                  08/01/36
0

10827987      U05/G02     F                  252,000.00         ZZ
                          360                252,000.00         1
                          7.2500             1522.50            80
                          7.0000             1522.50
SYRACUSE      UT 84075    2                  07/13/06           00
0441711918                05                 09/01/06           0.0000
3000976162                O                  08/01/36
0

10827989      X47/G02     F                  144,000.00         ZZ
                          360                144,000.00         1
                          8.2500             1081.82            80
                          8.0000             1081.82
DUNEDIN       FL 34698    1                  07/24/06           00
0441708450                05                 09/01/06           0.0000
K19269                    N                  08/01/36
0

10828009      T53/G02     F                  256,000.00         ZZ
                          360                256,000.00         1
                          6.8750             1681.74            62
                          6.6250             1681.74
COMPTON       CA 90221    5                  07/05/06           00
0441725082                05                 09/01/06           0.0000
53001761                  O                  08/01/36
0

10828055      K60/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          8.0000             645.71             80
                          7.7500             645.71
BATTLE CREEK  MI 49015    1                  07/12/06           00
0441715539                05                 09/01/06           0.0000
0000109937                N                  08/01/36
0

10828175      E82/G02     F                  83,000.00          ZZ
                          360                83,000.00          1
                          7.5000             580.35             91
                          7.2500             580.35
ST ANTHONY    ID 83445    2                  07/19/06           04
0401287453                05                 09/01/06           30.0000
0401287453                O                  08/01/36
0

10828239      X89/G02     F                  416,000.00         ZZ
                          360                416,000.00         1
                          7.6250             2944.42            83
                          7.3750             2944.42
ROUND HILL    VA 20141    5                  07/20/06           19
0441706678                03                 09/01/06           12.0000
3064321                   O                  08/01/36
0

10828337      A35/G02     F                  819,600.00         ZZ
                          360                818,524.10         4
                          8.1250             6085.51            80
                          7.8750             6085.51
BROOKLYN      NY 11229    1                  05/23/06           00
0441743960                05                 07/01/06           0.0000
19308                     N                  06/01/36
0

10828929      A03/G02     F                  116,960.00         ZZ
                          360                116,960.00         1
                          8.0000             858.21             80
                          7.7500             858.21
TRENTON       MI 48183    1                  07/07/06           00
0441722220                05                 09/01/06           0.0000
20060030677               O                  08/01/36
0

10828965      E82/G01     F                  226,900.00         ZZ
                          360                226,900.00         1
                          7.0000             1509.57            85
                          6.7500             1509.57
DENVER        CO 80212    2                  07/21/06           04
0401282421                05                 09/01/06           12.0000
0401282421                O                  08/01/36
0

10828969      E82/G01     F                  190,700.00         ZZ
                          360                190,700.00         1
                          6.8750             1252.76            87
                          6.6250             1252.76
CHICO         CA 95926    2                  07/21/06           04
0401285085                03                 09/01/06           25.0000
0401285085                O                  08/01/36
0

10828977      E82/G02     F                  95,000.00          ZZ
                          360                95,000.00          1
                          7.2500             648.07             72
                          7.0000             648.07
VIRGINIA BEACHVA 23452    2                  07/21/06           00
0401284450                03                 09/01/06           0.0000
0401284450                N                  08/01/36
0

10828985      P01/G02     F                  169,600.00         ZZ
                          360                169,600.00         3
                          7.7500             1215.04            80
                          7.5000             1215.04
ONEONTA       NY 13820    1                  07/19/06           00
0441713146                05                 09/01/06           0.0000
06002280                  N                  08/01/36
0

10829027      L39/G02     F                  300,750.00         ZZ
                          360                300,750.00         1
                          7.0000             1754.38            76
                          6.7500             1754.38
ELK GROVE     CA 95758    5                  07/20/06           00
0441713237                05                 09/01/06           0.0000
20326827                  O                  08/01/36
0

10829359      M37/G02     F                  144,000.00         ZZ
                          360                144,000.00         1
                          7.2500             870.00             80
                          7.0000             870.00
CAMP VERDE    AZ 86326    1                  07/17/06           00
0441722196                05                 09/01/06           0.0000
0000638788                O                  08/01/36
0

10829399      313/G02     F                  118,400.00         ZZ
                          360                118,400.00         1
                          8.2500             814.01             80
                          8.0000             814.01
BIRMINGHAM    MI 48009    2                  07/18/06           00
0441720000                01                 09/01/06           0.0000
11234432                  O                  08/01/36
0

10829453      313/G02     F                  454,400.00         ZZ
                          360                454,400.00         1
                          7.8750             2982.01            80
                          7.6250             2982.01
FREDERICKSBURGVA 22407    5                  07/14/06           00
0441712742                03                 09/01/06           0.0000
11216363                  O                  08/01/36
0

10829493      313/G02     F                  76,000.00          ZZ
                          360                76,000.00          2
                          7.9990             506.61             80
                          7.7490             506.61
ROUND ROCK    TX 78664    1                  07/18/06           00
0441738853                05                 09/01/06           0.0000
11237245                  N                  08/01/36
0

10829499      313/G02     F                  149,500.00         ZZ
                          360                149,500.00         1
                          7.6250             949.95             80
                          7.3750             949.95
AURORA        CO 80013    2                  07/19/06           00
0441707437                05                 09/01/06           0.0000
11234333                  N                  08/01/36
0

10829559      313/G02     F                  148,000.00         ZZ
                          360                148,000.00         3
                          7.6250             1047.54            80
                          7.3750             1047.54
WATERBURY     CT 06704    1                  07/21/06           00
0441706017                05                 09/01/06           0.0000
11228806                  O                  08/01/36
0

10829767      E22/G02     F                  80,000.00          ZZ
                          240                80,000.00          1
                          7.1250             626.26             31
                          6.8750             626.26
MOORESVILLE   NC 28115    1                  07/27/06           00
0428556385                03                 09/01/06           0.0000
0428556385                O                  08/01/26
0

10829789      E22/G02     F                  166,500.00         ZZ
                          360                166,500.00         1
                          8.3750             1265.52            90
                          8.1250             1265.52
PORTSMOUTH    VA 23703    1                  07/27/06           04
0429060650                05                 09/01/06           25.0000
0429060650                O                  08/01/36
0

10829813      E22/G02     F                  296,000.00         ZZ
                          360                296,000.00         4
                          7.5000             1850.00            80
                          7.2500             1850.00
ANCHORAGE     AK 99501    1                  07/18/06           00
0429249196                05                 09/01/06           0.0000
0429249196                N                  08/01/36
0

10829823      E22/G02     F                  108,000.00         ZZ
                          360                108,000.00         1
                          7.8750             708.75             80
                          7.6250             708.75
MILWAUKEE     WI 53215    1                  07/27/06           00
0429817125                05                 09/01/06           0.0000
0429817125                O                  08/01/36
0

10829837      E22/G02     F                  112,800.00         ZZ
                          360                112,800.00         1
                          6.7500             731.62             80
                          6.5000             731.62
STERLING HEIGHMI 48310    1                  07/27/06           00
0429832827                05                 09/01/06           0.0000
0429832827                O                  08/01/36
0

10829841      E22/G02     F                  174,000.00         ZZ
                          360                174,000.00         1
                          6.8750             996.88             80
                          6.6250             996.88
MOUNT PLEASANTSC 29464    1                  07/27/06           00
0429834542                01                 09/01/06           0.0000
0429834542                O                  08/01/36
0

10829863      E22/G01     F                  159,900.00         T
                          360                159,900.00         1
                          6.8750             1050.43            62
                          6.6250             1050.43
AVONDALE      AZ 85323    5                  07/27/06           00
0429856354                03                 09/01/06           0.0000
0429856354                O                  08/01/36
0

10829867      E22/G02     F                  104,000.00         ZZ
                          360                104,000.00         1
                          7.5000             727.18             80
                          7.2500             727.18
FAIRMONT      MN 56031    1                  07/27/06           00
0429857816                05                 09/01/06           0.0000
0429857816                O                  08/01/36
0

10829877      E22/G02     F                  159,920.00         ZZ
                          360                159,920.00         1
                          7.3750             982.84             80
                          7.1250             982.84
DOUGLASVILLE  GA 30135    1                  07/27/06           00
0470009275                05                 09/01/06           0.0000
0470009275                O                  08/01/36
0

10829883      E22/G02     F                  98,000.00          ZZ
                          360                98,000.00          1
                          7.7500             702.08             80
                          7.5000             702.08
MONTGOMERY    AL 36117    1                  07/24/06           00
0429859788                05                 09/01/06           0.0000
0429859788                N                  08/01/36
0

10829917      E22/G02     F                  190,000.00         ZZ
                          360                190,000.00         1
                          6.8750             1248.16            78
                          6.6250             1248.16
WEST JORDAN   UT 84084    2                  07/18/06           00
0429378136                05                 09/01/06           0.0000
0429378136                O                  08/01/36
0

10829921      E22/G02     F                  230,400.00         ZZ
                          360                230,400.00         1
                          7.6250             1464.00            80
                          7.3750             1464.00
WINTER GARDEN FL 34787    1                  07/27/06           00
0429386410                03                 09/01/06           0.0000
0429386410                N                  08/01/36
0

10829927      E22/G02     F                  119,213.00         ZZ
                          360                119,213.00         1
                          7.8750             782.34             75
                          7.6250             782.34
WEST PALM BEACFL 33411    1                  07/27/06           00
0429394067                01                 09/01/06           0.0000
0429394067                N                  08/01/36
0

10829933      E22/G01     F                  155,000.00         ZZ
                          360                155,000.00         1
                          6.8750             1018.24            30
                          6.6250             1018.24
TWAIN HARTE   CA 95383    5                  07/20/06           00
0429412232                05                 09/01/06           0.0000
0429412232                O                  08/01/36
0

10829941      E22/G02     F                  371,250.00         ZZ
                          360                371,250.00         1
                          7.6250             2358.98            75
                          7.3750             2358.98
CASTLE ROCK   CO 80104    1                  07/27/06           00
0429443021                03                 09/01/06           0.0000
0429443021                N                  08/01/36
0

10829949      E22/G02     F                  110,250.00         ZZ
                          360                110,250.00         1
                          7.1250             742.77             75
                          6.8750             742.77
LAS CRUCES    NM 88005    1                  07/26/06           00
0429461148                05                 09/01/06           0.0000
0429461148                N                  08/01/36
0

10829957      E22/G02     F                  286,875.00         ZZ
                          360                286,875.00         1
                          7.5000             1792.97            75
                          7.2500             1792.97
SPRINGFIELD   MO 65807    2                  07/27/06           00
0429487150                05                 09/01/06           0.0000
0429487150                N                  08/01/36
0

10829971      E22/G02     F                  106,000.00         ZZ
                          360                106,000.00         2
                          8.2500             728.75             80
                          8.0000             728.75
TULSA         OK 74129    1                  07/26/06           00
0429529464                05                 09/01/06           0.0000
0429529464                N                  08/01/36
0

10829997      E22/G02     F                  84,820.00          ZZ
                          360                84,820.00          1
                          8.3750             591.97             80
                          8.1250             591.97
DENVER        CO 80219    1                  07/27/06           00
0470051111                05                 09/01/06           0.0000
0470051111                N                  08/01/36
0

10829999      E22/G02     F                  167,505.00         ZZ
                          360                167,505.00         1
                          7.8750             1214.53            75
                          7.6250             1214.53
KATY          TX 77494    1                  07/27/06           00
0470076340                03                 09/01/06           0.0000
0470076340                N                  08/01/36
0

10830021      E22/G02     F                  540,000.00         ZZ
                          360                540,000.00         1
                          7.6250             3431.25            80
                          7.3750             3431.25
SEATTLE       WA 98133    1                  07/21/06           00
0429577810                05                 09/01/06           0.0000
0429577810                O                  08/01/36
0

10830025      E22/G01     F                  220,000.00         ZZ
                          360                220,000.00         1
                          6.7500             1426.92            80
                          6.5000             1426.92
SANTA FE      NM 87507    1                  07/27/06           00
0429580855                03                 09/01/06           0.0000
0429580855                O                  08/01/36
0

10830037      E22/G02     F                  332,800.00         ZZ
                          360                332,800.00         1
                          7.8750             2413.03            80
                          7.6250             2413.03
MESA          AZ 85215    5                  07/19/06           00
0429595119                03                 09/01/06           0.0000
0429595119                O                  08/01/36
0

10830043      E22/G02     F                  138,164.00         ZZ
                          360                138,164.00         1
                          8.0000             921.09             80
                          7.7500             921.09
SAN ANTONIO   TX 78251    1                  07/25/06           00
0429600638                03                 09/01/06           0.0000
0429600638                N                  08/01/36
0

10830053      E22/G02     F                  139,920.00         ZZ
                          360                139,920.00         1
                          7.5000             874.50             80
                          7.2500             874.50
WOODLYN       PA 19094    1                  07/27/06           00
0429620552                05                 09/01/06           0.0000
0429620552                O                  08/01/36
0

10830069      E22/G02     F                  122,292.00         ZZ
                          360                122,292.00         1
                          8.0000             815.28             80
                          7.7500             815.28
SAN ANTONIO   TX 78251    1                  07/25/06           00
0429632920                03                 09/01/06           0.0000
0429632920                N                  08/01/36
0

10830079      E22/G02     F                  99,920.00          ZZ
                          360                99,920.00          1
                          7.8750             655.73             80
                          7.6250             655.73
CHARLOTTE     NC 28269    1                  07/20/06           00
0429639305                03                 09/01/06           0.0000
0429639305                N                  08/01/36
0

10830085      E22/G02     F                  106,000.00         ZZ
                          360                106,000.00         2
                          8.2500             728.75             80
                          8.0000             728.75
TULSA         OK 74129    1                  07/26/06           00
0429647944                05                 09/01/06           0.0000
0429647944                N                  08/01/36
0

10830087      E22/G02     F                  260,000.00         T
                          360                260,000.00         1
                          7.6250             1840.26            80
                          7.3750             1840.26
ALEXANDRIA    NH 03222    1                  07/27/06           00
0429649676                01                 09/01/06           0.0000
0429649676                O                  08/01/36
0

10830103      E22/G02     F                  143,200.00         ZZ
                          360                143,200.00         1
                          7.3750             880.08             80
                          7.1250             880.08
EDGEWATER     FL 32132    1                  07/27/06           00
0429656465                05                 09/01/06           0.0000
0429656465                O                  08/01/36
0

10830119      E22/G02     F                  79,800.00          ZZ
                          360                79,800.00          1
                          7.7500             515.38             70
                          7.5000             515.38
GOOSE CREEK   SC 29445    1                  07/28/06           00
0429681950                05                 09/01/06           0.0000
0429681950                N                  08/01/36
0

10830121      E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.3750             1105.08            80
                          7.1250             1105.08
PAHOA         HI 96778    5                  07/13/06           00
0429682537                05                 09/01/06           0.0000
0429682537                O                  08/01/36
0

10830129      E22/G02     F                  127,199.00         ZZ
                          360                127,199.00         1
                          8.2500             874.49             80
                          8.0000             874.49
BELVIDERE     IL 61008    1                  07/27/06           00
0429684293                05                 09/01/06           0.0000
0429684293                O                  08/01/36
0

10830145      E22/G02     F                  176,000.00         ZZ
                          360                176,000.00         1
                          7.6250             1118.33            80
                          7.3750             1118.33
AUBURN        WA 98002    1                  07/24/06           00
0429707375                01                 09/01/06           0.0000
0429707375                O                  08/01/36
0

10830155      E22/G02     F                  332,000.00         ZZ
                          360                332,000.00         1
                          6.8750             2033.08            75
                          6.6250             2033.08
CANYON COUNTRYCA 91387    5                  07/19/06           00
0429718984                01                 09/01/06           0.0000
0429718984                O                  08/01/36
0

10830165      E22/G02     F                  127,200.00         ZZ
                          360                127,200.00         2
                          8.3750             887.75             80
                          8.1250             887.75
JANESVILLE    WI 53546    1                  07/27/06           00
0429730138                05                 09/01/06           0.0000
0429730138                N                  08/01/36
0

10830167      E22/G02     F                  127,200.00         ZZ
                          360                127,200.00         2
                          8.3750             887.75             80
                          8.1250             887.75
JANESVILLE    WI 53546    1                  07/27/06           00
0429730310                05                 09/01/06           0.0000
0429730310                N                  08/01/36
0

10830191      E22/G02     F                  123,200.00         ZZ
                          360                123,200.00         1
                          7.7500             795.67             80
                          7.5000             795.67
HANOVER PARK  IL 60133    1                  07/27/06           00
0429757115                01                 09/01/06           0.0000
0429757115                O                  08/01/36
0

10830195      E22/G02     F                  144,000.00         ZZ
                          360                144,000.00         1
                          7.6250             1019.22            95
                          7.3750             1019.22
LARAMIE       WY 82072    1                  07/27/06           10
0429762586                05                 09/01/06           30.0000
0429762586                O                  08/01/36
0

10830215      E22/G02     F                  64,000.00          ZZ
                          360                64,000.00          1
                          7.5000             447.50             80
                          7.2500             447.50
SOMONAUK      IL 60552    1                  07/28/06           00
0429781263                05                 09/01/06           0.0000
0429781263                N                  08/01/36
0

10830239      E22/G02     F                  286,350.00         ZZ
                          360                286,350.00         1
                          7.7500             1849.34            80
                          7.5000             1849.34
MIRAMAR       FL 33025    1                  07/27/06           00
0429792849                01                 09/01/06           0.0000
0429792849                O                  08/01/36
0

10830253      E22/G02     F                  197,000.00         ZZ
                          360                197,000.00         1
                          6.3750             1046.56            50
                          6.1250             1046.56
SAN DIEGO     CA 92114    5                  07/17/06           00
0429801103                05                 09/01/06           0.0000
0429801103                O                  08/01/36
0

10830257      E22/G02     F                  132,000.00         ZZ
                          360                132,000.00         2
                          7.8750             866.25             80
                          7.6250             866.25
HOWELL        MI 48843    1                  07/27/06           00
0429803893                05                 09/01/06           0.0000
0429803893                O                  08/01/36
0

10830261      E22/G02     F                  65,650.00          ZZ
                          360                65,650.00          1
                          7.8750             430.83             65
                          7.6250             430.83
MEBANE        NC 27302    2                  07/27/06           00
0429804727                05                 09/01/06           0.0000
0429804727                N                  08/01/36
0

10830287      E22/G02     F                  125,600.00         ZZ
                          360                125,600.00         2
                          7.7500             811.17             80
                          7.5000             811.17
NORTH RICHLANDTX 76180    1                  07/14/06           00
0429098197                05                 09/01/06           0.0000
0429098197                N                  08/01/36
0

10830289      E22/G02     F                  125,600.00         ZZ
                          360                125,600.00         2
                          7.7500             811.17             80
                          7.5000             811.17
NORTH RICHLANDTX 76180    1                  07/14/06           00
0429118300                05                 09/01/06           0.0000
0429118300                N                  08/01/36
0

10830291      E22/G02     F                  125,600.00         ZZ
                          360                125,600.00         2
                          7.7500             811.17             80
                          7.5000             811.17
NORTH RICHLANDTX 76180    1                  07/14/06           00
0429118326                05                 09/01/06           0.0000
0429118326                N                  08/01/36
0

10830293      E22/G02     F                  125,600.00         ZZ
                          360                125,600.00         2
                          7.7500             811.17             80
                          7.5000             811.17
NORTH RICHLANDTX 76180    1                  07/14/06           00
0429118359                05                 09/01/06           0.0000
0429118359                N                  08/01/36
0

10830865      Z75/G02     F                  103,920.00         ZZ
                          360                103,920.00         1
                          8.0000             762.53             80
                          7.7500             762.53
AMES          IA 50010    1                  07/18/06           00
0441711207                05                 09/01/06           0.0000
0000013150                O                  08/01/36
0

10830891      975/G02     F                  390,000.00         ZZ
                          360                390,000.00         4
                          7.0000             2594.68            36
                          6.7500             2594.68
SAN FRANCISCO CA 94132    2                  07/10/06           00
0441715059                05                 09/01/06           0.0000
2062073                   N                  08/01/36
0

10830931      975/G02     F                  455,000.00         ZZ
                          360                455,000.00         4
                          7.2500             3103.90            70
                          7.0000             3103.90
LOS ANGELES   CA 90001    5                  07/14/06           00
0441722014                05                 09/01/06           0.0000
206201B                   O                  08/01/36
0

10830935      975/G02     F                  377,000.00         ZZ
                          360                377,000.00         4
                          6.5000             2042.08            65
                          6.2500             2042.08
LOS ANGELES   CA 90003    5                  07/12/06           00
0441716412                05                 09/01/06           0.0000
2061835                   N                  08/01/36
0

10831019      Y53/G02     F                  264,000.00         ZZ
                          360                264,000.00         1
                          6.7500             1485.00            80
                          6.5000             1485.00
ENGLEWOOD     CO 80110    2                  07/13/06           00
0441708229                05                 09/01/06           0.0000
2006087560                O                  08/01/36
0

10831037      U42/G02     F                  308,000.00         ZZ
                          360                308,000.00         1
                          7.6250             2180.00            80
                          7.3750             2180.00
FORT WORTH    TX 76140    1                  07/21/06           00
0441719424                05                 09/01/06           0.0000
24601375                  O                  08/01/36
0

10831061      AH7/G02     F                  127,920.00         ZZ
                          360                127,920.00         4
                          7.7500             826.15             80
                          7.5000             826.15
HUNTSVILLE    AL 35805    1                  07/21/06           00
0441712064                05                 09/01/06           0.0000
403106995                 N                  08/01/36
0

10831083      AH7/G02     F                  127,920.00         ZZ
                          360                127,920.00         4
                          7.7500             826.15             80
                          7.5000             826.15
HUNTSVILLE    AL 35805    1                  07/21/06           00
0441712791                05                 09/01/06           0.0000
403106526                 N                  08/01/36
0

10831633      Y53/G02     F                  63,750.00          ZZ
                          360                63,750.00          1
                          7.8750             418.36             75
                          7.6250             418.36
SOUTH EUCLID  OH 44121    1                  06/15/06           00
0441711645                05                 08/01/06           0.0000
2006085706                N                  07/01/36
0

10831639      U05/G02     F                  263,920.00         ZZ
                          360                263,920.00         1
                          7.6250             1676.99            80
                          7.3750             1676.99
COPPERAS COVE TX 76522    1                  07/17/06           00
0441711850                05                 09/01/06           0.0000
3000983457                O                  08/01/36
0

10831761      313/G02     F                  124,300.00         T
                          360                124,300.00         1
                          7.5000             869.13             80
                          7.2500             869.13
GAINESVILLE   GA 30504    1                  07/21/06           00
0441712502                09                 09/01/06           0.0000
11240975                  O                  08/01/36
0

10831785      313/G02     F                  78,175.00          ZZ
                          360                78,175.00          1
                          7.2500             533.30             80
                          7.0000             533.30
SAN ANTONIO   TX 78221    1                  07/10/06           00
0441712759                03                 09/01/06           0.0000
11215761                  N                  08/01/36
0

10831793      T23/G02     F                  111,200.00         ZZ
                          360                111,200.00         1
                          7.0000             739.82             80
                          6.7500             739.82
SALTSBURG     PA 15681    1                  07/24/06           00
0441722568                05                 09/01/06           0.0000
10923                     O                  08/01/36
0

10831813      253/253     F                  244,000.00         ZZ
                          360                244,000.00         1
                          6.7500             1372.50            37
                          6.5000             1372.50
GLENDORA      CA 91741    5                  07/18/06           00
663595                    05                 09/01/06           0.0000
663595                    O                  08/01/36
0

10831829      313/G02     F                  237,600.00         ZZ
                          360                237,600.00         1
                          7.7500             1702.20            80
                          7.5000             1702.20
TYNGSBORO     MA 01879    1                  07/24/06           00
0441712361                05                 09/01/06           0.0000
11241197                  O                  08/01/36
0

10831833      X83/G02     F                  280,000.00         ZZ
                          360                280,000.00         1
                          8.2500             1925.00            80
                          8.0000             1925.00
CHICAGO       IL 60637    1                  07/21/06           00
0441716032                05                 09/01/06           0.0000
12533563                  O                  08/01/36
0

10831837      Y53/G02     F                  125,000.00         ZZ
                          360                125,000.00         1
                          7.0000             831.63             76
                          6.7500             831.63
OWENSBORO     KY 42303    2                  07/17/06           00
0441718921                05                 09/01/06           0.0000
2006087948                O                  08/01/36
0

10831857      253/253     F                  588,780.00         ZZ
                          360                588,780.00         1
                          8.2500             4047.86            80
                          8.0000             4047.86
AURORA        CO 80220    1                  07/14/06           00
669840                    05                 09/01/06           0.0000
669840                    N                  08/01/36
0

10832157      Y78/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          7.7500             659.10             80
                          7.5000             659.10
GRAND RAPIDS  MI 49507    1                  07/21/06           00
0441713351                05                 09/01/06           0.0000
157890601                 N                  08/01/36
0

10832255      Z44/G02     F                  240,000.00         ZZ
                          360                239,803.27         1
                          7.0000             1596.73            80
                          6.7500             1596.73
BEND          OR 97701    5                  06/21/06           00
0441714516                05                 08/01/06           0.0000
1020845                   O                  07/01/36
0

10832257      Z44/G02     F                  257,600.00         ZZ
                          360                257,600.00         1
                          7.2500             1556.33            80
                          7.0000             1556.33
BEAVERTON     OR 97006    5                  07/03/06           00
0441712486                03                 09/01/06           0.0000
4022063                   O                  08/01/36
0

10832259      Z44/G02     F                  288,000.00         ZZ
                          360                287,775.33         1
                          7.2500             1964.67            80
                          7.0000             1964.67
SALEM         OR 97302    5                  06/21/06           00
0441714706                03                 08/01/06           0.0000
4022190                   O                  07/01/36
0

10832261      Z44/G02     F                  472,500.00         ZZ
                          360                472,500.00         1
                          7.7500             3051.56            70
                          7.5000             3051.56
SUNRIVER      OR 97707    5                  06/26/06           00
0441711744                03                 08/01/06           0.0000
4021773                   O                  07/01/36
0

10832265      Z44/G02     F                  135,920.00         ZZ
                          360                135,920.00         1
                          7.2500             821.18             80
                          7.0000             821.18
BEAVERTON     OR 97006    5                  07/05/06           00
0441714508                01                 09/01/06           0.0000
4022573                   O                  08/01/36
0

10832267      Z44/G02     F                  208,000.00         ZZ
                          360                207,829.50         1
                          7.0000             1383.83            80
                          6.7500             1383.83
GRESHAM       OR 97030    5                  06/07/06           00
0441714102                05                 08/01/06           0.0000
4021241                   O                  07/01/36
0

10832271      Z44/G02     F                  220,000.00         ZZ
                          360                220,000.00         1
                          6.8750             1260.42            80
                          6.6250             1260.42
PORTLAND      OR 97217    5                  06/21/06           00
0441714078                05                 08/01/06           0.0000
4021849                   O                  07/01/36
0

10832273      Z44/G02     F                  396,000.00         ZZ
                          360                396,000.00         1
                          7.2500             2701.42            80
                          7.0000             2701.42
EUGENE        OR 97405    5                  07/06/06           00
0441710175                05                 09/01/06           0.0000
4022317                   O                  08/01/36
0

10832275      Z44/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          7.2500             483.33             80
                          7.0000             483.33
SPOKANE       WA 99212    1                  06/28/06           00
0441710597                05                 08/01/06           0.0000
4022187                   O                  07/01/36
0

10832279      Z44/G02     F                  226,440.00         ZZ
                          360                226,440.00         1
                          7.0000             1320.90            80
                          6.7500             1320.90
BEND          OR 97701    1                  06/05/06           00
0441712288                05                 08/01/06           0.0000
4021380                   O                  07/01/36
0

10832281      Z44/G02     F                  600,000.00         ZZ
                          360                599,565.74         1
                          7.6250             4246.76            80
                          7.3750             4246.76
PORTLAND      OR 97229    1                  06/26/06           00
0441712809                03                 08/01/06           0.0000
4022130                   O                  07/01/36
0

10832287      Z44/G02     F                  170,812.00         ZZ
                          360                170,812.00         1
                          8.0000             1138.75            80
                          7.7500             1138.75
PRINEVILLE    OR 97754    1                  06/13/06           00
0441716578                03                 08/01/06           0.0000
4021651                   N                  07/01/36
0

10832293      Z44/G02     F                  158,400.00         ZZ
                          360                158,400.00         1
                          7.0000             924.00             80
                          6.7500             924.00
PORTLAND      OR 97233    1                  07/01/06           00
0441714201                05                 09/01/06           0.0000
4017572                   O                  08/01/36
0

10832297      Z44/G02     F                  312,000.00         ZZ
                          360                312,000.00         1
                          6.8750             1787.50            80
                          6.6250             1787.50
CATHEDRAL CITYCA 92234    5                  06/09/06           00
0441713799                05                 08/01/06           0.0000
4021340                   O                  07/01/36
0

10832299      Z44/G02     F                  172,000.00         ZZ
                          360                172,000.00         1
                          6.8750             985.42             80
                          6.6250             985.42
HILLSBORO     OR 97124    1                  06/14/06           00
0441715000                05                 08/01/06           0.0000
4018910                   O                  07/01/36
0

10832301      Z44/G02     F                  417,000.00         ZZ
                          360                416,959.82         1
                          7.0000             2432.50            75
                          6.7500             2432.50
WEST LYNN     OR 97068    1                  06/08/06           00
0441711983                05                 08/01/06           0.0000
4021033                   O                  07/01/36
0

10832303      Z44/G02     F                  322,400.00         ZZ
                          360                322,160.73         1
                          7.5000             2015.00            80
                          7.2500             2015.00
PORTLAND      OR 97221    1                  06/08/06           00
0441710860                05                 08/01/06           0.0000
4021364                   O                  07/01/36
0

10832307      Z44/G02     F                  150,400.00         ZZ
                          360                150,276.72         1
                          7.0000             1000.61            80
                          6.7500             1000.61
EUGENE        OR 97401    5                  06/19/06           00
0441714227                05                 08/01/06           0.0000
4021140                   O                  07/01/36
0

10832309      Z44/G02     F                  201,600.00         ZZ
                          360                201,598.00         1
                          6.8750             1155.00            80
                          6.6250             1155.00
VANCOUVER     WA 98684    1                  06/20/06           00
0441711892                05                 08/01/06           0.0000
4021888                   O                  07/01/36
0

10832313      Z44/G02     F                  164,000.00         ZZ
                          360                164,000.00         1
                          7.0000             956.67             80
                          6.7500             956.67
SPRINGFIELD   OR 97477    1                  06/14/06           00
0441712379                05                 08/01/06           0.0000
4021640                   O                  07/01/36
0

10832317      Z44/G02     F                  168,750.00         ZZ
                          360                168,604.71         1
                          6.7500             1094.51            75
                          6.5000             1094.51
PORTLAND      OR 97217    5                  06/16/06           00
0441710753                05                 08/01/06           0.0000
4021221                   O                  07/01/36
0

10832321      Z44/G02     F                  205,650.00         ZZ
                          360                205,650.00         1
                          7.3750             1420.37            95
                          7.1250             1420.37
EUGENE        OR 97402    1                  07/01/06           11
0441712577                05                 09/01/06           30.0000
4022309                   O                  08/01/36
0

10832325      Z44/G02     F                  215,000.00         ZZ
                          360                215,000.00         1
                          7.2500             1298.96            75
                          7.0000             1298.96
LA PINE       OR 97739    1                  07/12/06           00
0441713591                05                 09/01/06           0.0000
4022836                   O                  08/01/36
0

10832327      Z44/G02     F                  164,000.00         ZZ
                          360                164,000.00         1
                          6.8750             939.58             80
                          6.6250             939.58
VANCOUVER     WA 98684    1                  06/23/06           00
0441717345                05                 08/01/06           0.0000
4022209                   O                  07/01/36
0

10832329      Z44/G02     F                  169,600.00         ZZ
                          360                169,474.13         1
                          7.5000             1060.00            80
                          7.2500             1060.00
AUMSVILLE     OR 97325    5                  06/05/06           00
0441713948                05                 08/01/06           0.0000
4020633                   O                  07/01/36
0

10832331      Z44/G02     F                  232,800.00         ZZ
                          360                232,800.00         1
                          7.6250             1647.74            80
                          7.3750             1647.74
SPRINGFIELD   OR 97478    5                  07/12/06           00
0441717337                05                 09/01/06           0.0000
4022080                   O                  08/01/36
0

10832335      Z44/G02     F                  293,600.00         ZZ
                          360                293,359.34         1
                          7.0000             1953.33            80
                          6.7500             1953.33
CENTRAL POINT OR 97502    1                  06/14/06           00
0441712197                05                 08/01/06           0.0000
4021430                   O                  07/01/36
0

10832337      Z44/G02     F                  287,500.00         ZZ
                          360                287,500.00         1
                          7.3750             1766.93            75
                          7.1250             1766.93
BEND          OR 97701    1                  07/06/06           00
0441712718                05                 09/01/06           0.0000
4021883                   N                  08/01/36
0

10832339      Z44/G02     F                  417,000.00         ZZ
                          360                417,000.00         1
                          7.7500             2693.13            70
                          7.5000             2693.13
LAKE OSWEGO   OR 97034    5                  06/08/06           00
0441714466                05                 08/01/06           0.0000
4020544                   O                  07/01/36
0

10832345      Z44/G02     F                  168,000.00         ZZ
                          360                168,000.00         1
                          7.5000             1050.00            75
                          7.2500             1050.00
TACOMA        WA 98408    5                  06/08/06           00
0441718202                05                 08/01/06           0.0000
4019127                   O                  07/01/36
0

10832347      Z44/G02     F                  151,920.00         ZZ
                          360                151,792.36         1
                          6.8750             998.01             80
                          6.6250             998.01
PORTLAND      OR 97266    1                  06/20/06           00
0441710340                05                 08/01/06           0.0000
4020949                   O                  07/01/36
0

10832425      U60/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          7.0000             1995.91            27
                          6.7500             1995.91
DANA POINT    CA 92629    5                  07/20/06           00
0441718749                03                 09/01/06           0.0000
606105427                 O                  08/01/36
0

10832489      253/253     F                  392,000.00         ZZ
                          360                392,000.00         1
                          7.0000             2286.67            80
                          6.7500             2286.67
WEST COVINA   CA 91790    1                  07/18/06           00
12497138                  05                 09/01/06           0.0000
12497138                  O                  08/01/36
0

10832557      313/G02     F                  448,000.00         ZZ
                          360                448,000.00         1
                          7.7500             3209.53            80
                          7.5000             3209.53
VIRGINIA BEACHVA 23454    5                  07/20/06           00
0441712478                05                 09/01/06           0.0000
11239134                  O                  08/01/36
0

10832591      L20/G01     F                  128,000.00         ZZ
                          360                128,000.00         1
                          7.0000             851.59             80
                          6.7500             851.59
CLEARFIELD    UT 84015    2                  07/18/06           00
0441715893                05                 09/01/06           0.0000
1061120487                O                  08/01/36
0

10832851      313/G02     F                  194,036.00         ZZ
                          360                194,036.00         1
                          7.3750             1192.52            80
                          7.1250             1192.52
MULBERRY      FL 33860    1                  07/20/06           00
0441712510                03                 09/01/06           0.0000
11199940                  O                  08/01/36
0

10832953      758/G02     F                  143,400.00         ZZ
                          360                143,400.00         1
                          7.5000             896.25             80
                          7.2500             896.25
SAINT CLOUD   MN 56304    1                  07/25/06           00
0441714409                09                 09/01/06           0.0000
7120000591                N                  08/01/36
0

10833209      E22/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          7.6250             877.66             80
                          7.3750             877.66
LISBON        NH 03585    1                  07/28/06           00
0429769672                05                 09/01/06           0.0000
0429769672                O                  08/01/36
0

10833215      E22/G02     F                  97,320.00          ZZ
                          360                97,320.00          1
                          7.8750             638.66             80
                          7.6250             638.66
LAVERGNE      TN 37086    1                  07/28/06           00
0429771512                05                 09/01/06           0.0000
0429771512                O                  08/01/36
0

10833225      E22/G01     F                  133,600.00         T
                          360                133,600.00         1
                          7.1250             900.09             80
                          6.8750             900.09
OCALA         FL 34473    1                  07/28/06           00
0429777477                05                 09/01/06           0.0000
0429777477                O                  08/01/36
0

10833229      E22/G02     F                  279,920.00         ZZ
                          360                279,920.00         1
                          7.7500             2005.38            80
                          7.5000             2005.38
HOUSTON       TX 77008    1                  07/27/06           00
0429779911                05                 09/01/06           0.0000
0429779911                O                  08/01/36
0

10833233      E22/G02     F                  115,200.00         ZZ
                          360                115,200.00         1
                          7.5000             720.00             80
                          7.2500             720.00
INDIANAPOLIS  IN 46231    1                  07/21/06           00
0429783137                05                 09/01/06           0.0000
0429783137                O                  08/01/36
0

10833255      E22/G02     F                  134,000.00         ZZ
                          360                134,000.00         1
                          6.7500             869.12             40
                          6.5000             869.12
PALMDALE      CA 93550    5                  07/24/06           00
0429794639                05                 09/01/06           0.0000
0429794639                O                  08/01/36
0

10833265      E22/G02     F                  119,000.00         ZZ
                          360                119,000.00         1
                          6.3750             632.19             22
                          6.1250             632.19
WHITTIER      CA 90604    2                  07/21/06           00
0429798010                05                 09/01/06           0.0000
0429798010                N                  08/01/36
0

10833279      E22/G02     F                  117,700.00         ZZ
                          360                117,700.00         1
                          7.7500             843.22             80
                          7.5000             843.22
HOUSTON       TX 77077    1                  07/28/06           00
0429801731                03                 09/01/06           0.0000
0429801731                N                  08/01/36
0

10833301      E22/G02     F                  208,000.00         ZZ
                          360                208,000.00         1
                          7.7500             1490.14            80
                          7.5000             1490.14
MOUNT LAUREL  NJ 08054    1                  07/28/06           00
0429812233                01                 09/01/06           0.0000
0429812233                O                  08/01/36
0

10833333      E22/G02     F                  296,640.00         ZZ
                          360                296,640.00         4
                          8.1250             2202.54            80
                          7.8750             2202.54
ANCHORAGE     AK 99504    1                  07/26/06           00
0429831175                05                 09/01/06           0.0000
0429831175                N                  08/01/36
0

10833339      E22/G02     F                  116,792.00         ZZ
                          360                116,792.00         1
                          7.6250             826.65             80
                          7.3750             826.65
NAMPA         ID 83687    1                  07/27/06           00
0429837990                03                 09/01/06           0.0000
0429837990                N                  08/01/36
0

10833349      E22/G02     F                  118,000.00         ZZ
                          360                118,000.00         1
                          7.8750             855.58             80
                          7.6250             855.58
OKC           OK 73162    1                  07/28/06           00
0429844350                03                 09/01/06           0.0000
0429844350                O                  08/01/36
0

10833351      E22/G02     F                  174,000.00         ZZ
                          360                174,000.00         1
                          7.1250             1033.13            72
                          6.8750             1033.13
SARASOTA      FL 34237    1                  07/28/06           00
0429846298                05                 09/01/06           0.0000
0429846298                O                  08/01/36
0

10833361      E22/G02     F                  133,600.00         ZZ
                          360                133,600.00         1
                          7.1250             900.09             80
                          6.8750             900.09
KUNA          ID 83634    1                  07/21/06           00
0429850233                03                 09/01/06           0.0000
0429850233                O                  08/01/36
0

10833375      E22/G02     F                  92,800.00          ZZ
                          360                92,800.00          1
                          7.7500             664.83             80
                          7.5000             664.83
KANSAS CITY   KS 66104    2                  07/28/06           00
0429856883                05                 09/01/06           0.0000
0429856883                N                  08/01/36
0

10833377      E22/G02     F                  67,500.00          ZZ
                          360                67,500.00          1
                          7.7500             483.58             75
                          7.5000             483.58
KANSAS CITY   KS 66102    2                  07/28/06           00
0429857485                05                 09/01/06           0.0000
0429857485                N                  08/01/36
0

10833381      E22/G02     F                  70,500.00          ZZ
                          360                70,500.00          1
                          7.7500             505.07             75
                          7.5000             505.07
KANSAS CITY   KS 66102    2                  07/28/06           00
0429858475                05                 09/01/06           0.0000
0429858475                N                  08/01/36
0

10833385      E22/G02     F                  70,500.00          ZZ
                          360                70,500.00          1
                          7.7500             505.07             77
                          7.5000             505.07
KANSAS CITY   KS 66102    2                  07/28/06           00
0429859671                05                 09/01/06           0.0000
0429859671                N                  08/01/36
0

10833387      E22/G02     F                  291,920.00         ZZ
                          360                291,920.00         1
                          7.6250             2066.19            80
                          7.3750             2066.19
JACKSONVILLE  FL 32225    1                  07/28/06           00
0429861263                05                 09/01/06           0.0000
0429861263                O                  08/01/36
0

10833395      E22/G02     F                  245,167.00         ZZ
                          360                245,167.00         1
                          7.3750             1693.31            80
                          7.1250             1693.31
GRAND PRAIRIE TX 75052    1                  07/27/06           00
0429868193                03                 09/01/06           0.0000
0429868193                O                  08/01/36
0

10833401      E22/G02     F                  148,000.00         ZZ
                          360                148,000.00         1
                          7.5000             1034.84            80
                          7.2500             1034.84
SEYMOUR       TN 37865    1                  07/28/06           00
0429868797                05                 09/01/06           0.0000
0429868797                O                  08/01/36
0

10833405      E22/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          8.0000             557.66             80
                          7.7500             557.66
BURLESON      TX 76028    1                  07/28/06           00
0470000373                05                 09/01/06           0.0000
0470000373                N                  08/01/36
0

10833417      E22/G02     F                  112,800.00         ZZ
                          360                112,800.00         1
                          7.3750             693.25             80
                          7.1250             693.25
WATERFORD     MI 48329    1                  07/28/06           00
0470004698                05                 09/01/06           0.0000
0470004698                O                  08/01/36
0

10833421      E22/G02     F                  156,000.00         ZZ
                          360                156,000.00         1
                          6.8750             1024.81            80
                          6.6250             1024.81
HASTINGS      MN 55033    1                  07/28/06           00
0470005968                05                 09/01/06           0.0000
0470005968                O                  08/01/36
0

10833429      E22/G02     F                  159,200.00         ZZ
                          360                159,200.00         1
                          7.5000             995.00             80
                          7.2500             995.00
NEWPORT NEWS  VA 23608    1                  07/28/06           00
0470008616                05                 09/01/06           0.0000
0470008616                O                  08/01/36
0

10833431      E22/G02     F                  112,800.00         ZZ
                          360                112,800.00         1
                          7.6250             798.39             80
                          7.3750             798.39
TAYLOR        MI 48180    1                  07/28/06           00
0470009127                05                 09/01/06           0.0000
0470009127                O                  08/01/36
0

10833437      E22/G02     F                  236,000.00         ZZ
                          360                236,000.00         1
                          7.6250             1499.58            80
                          7.3750             1499.58
BREMERTON     WA 98310    1                  07/27/06           00
0470013038                05                 09/01/06           0.0000
0470013038                O                  08/01/36
0

10833441      E22/G02     F                  158,400.00         ZZ
                          360                158,400.00         1
                          7.2500             1080.57            80
                          7.0000             1080.57
PORTLAND      OR 97203    1                  07/24/06           00
0470017294                05                 09/01/06           0.0000
0470017294                O                  08/01/36
0

10833449      E22/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          8.3750             1398.53            80
                          8.1250             1398.53
PORTAGE       MI 49002    1                  07/28/06           00
0470026139                05                 09/01/06           0.0000
0470026139                O                  08/01/36
0

10833457      E22/G02     F                  167,960.00         ZZ
                          360                167,960.00         2
                          7.7500             1084.74            80
                          7.5000             1084.74
TACOMA        WA 98405    1                  07/27/06           00
0470027913                05                 09/01/06           0.0000
0470027913                N                  08/01/36
0

10833463      E22/G02     F                  129,600.00         ZZ
                          360                129,600.00         3
                          8.2500             891.00             80
                          8.0000             891.00
NASHVILLE     TN 37216    1                  07/28/06           00
0470035437                05                 09/01/06           0.0000
0470035437                O                  08/01/36
0

10833471      E22/G02     F                  133,600.00         ZZ
                          360                133,600.00         1
                          7.0000             888.84             80
                          6.7500             888.84
EMMAUS        PA 18049    1                  07/28/06           00
0470043621                05                 09/01/06           0.0000
0470043621                O                  08/01/36
0

10833477      E22/G02     F                  171,000.00         ZZ
                          360                171,000.00         1
                          7.7500             1104.38            95
                          7.5000             1104.38
WEST ORANGE   NJ 07052    1                  07/28/06           11
0470049180                01                 09/01/06           30.0000
0470049180                O                  08/01/36
0

10833485      E22/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          7.2500             821.67             80
                          7.0000             821.67
ISSAQUAH      WA 98027    5                  07/21/06           00
0470050378                01                 09/01/06           0.0000
0470050378                O                  08/01/36
0

10833491      E22/G02     F                  528,000.00         ZZ
                          360                528,000.00         1
                          8.3750             4013.18            80
                          8.1250             4013.18
CAMAS         WA 98607    1                  07/26/06           00
0470054990                03                 09/01/06           0.0000
0470054990                N                  08/01/36
0

10833493      E22/G02     F                  114,000.00         ZZ
                          360                114,000.00         1
                          7.0000             665.00             80
                          6.7500             665.00
ST CLOUD      MN 56301    1                  07/28/06           00
0470056185                05                 09/01/06           0.0000
0470056185                O                  08/01/36
0

10833499      E22/G02     F                  215,200.00         T
                          360                215,200.00         1
                          7.6250             1367.42            80
                          7.3750             1367.42
PRESCOTT      AZ 86305    1                  07/24/06           00
0470060526                05                 09/01/06           0.0000
0470060526                O                  08/01/36
0

10833509      E22/G02     F                  103,500.00         ZZ
                          360                103,500.00         1
                          8.3750             786.67             90
                          8.1250             786.67
DICKINSON     TX 77539    1                  07/27/06           04
0470085598                03                 09/01/06           25.0000
0470085598                O                  08/01/36
0

10833529      E22/G02     F                  77,600.00          ZZ
                          360                77,600.00          1
                          7.7500             501.17             80
                          7.5000             501.17
DENVER        CO 80219    1                  07/28/06           00
0470126707                05                 09/01/06           0.0000
0470126707                N                  08/01/36
0

10833531      E22/G02     F                  215,199.00         ZZ
                          360                215,199.00         1
                          7.5000             1344.99            80
                          7.2500             1344.99
JACKSONVILLE  FL 32221    1                  07/28/06           00
0470126988                03                 09/01/06           0.0000
0470126988                O                  08/01/36
0

10833537      E22/G02     F                  78,800.00          ZZ
                          360                78,800.00          1
                          7.7500             508.92             80
                          7.5000             508.92
MEAD          WA 99021    1                  07/24/06           00
0429617343                05                 09/01/06           0.0000
0429617343                O                  08/01/36
0

10833545      E22/G02     F                  188,000.00         ZZ
                          360                188,000.00         1
                          8.1250             1272.92            80
                          7.8750             1272.92
TAMWORTH      NH 03849    1                  07/28/06           00
0429622467                05                 09/01/06           0.0000
0429622467                O                  08/01/36
0

10833549      E22/G02     F                  131,250.00         ZZ
                          360                131,250.00         1
                          7.7500             940.29             75
                          7.5000             940.29
KEIZER        OR 97303    1                  07/24/06           00
0429626245                05                 09/01/06           0.0000
0429626245                N                  08/01/36
0

10833557      E22/G01     F                  234,500.00         ZZ
                          360                234,500.00         1
                          6.7500             1520.96            70
                          6.5000             1520.96
INDIO         CA 92201    5                  07/21/06           00
0429628910                05                 09/01/06           0.0000
0429628910                O                  08/01/36
0

10833577      E22/G02     F                  341,250.00         ZZ
                          360                341,250.00         1
                          7.3750             2097.27            65
                          7.1250             2097.27
TACOMA        WA 98407    1                  07/25/06           00
0429643398                03                 09/01/06           0.0000
0429643398                O                  08/01/36
0

10833589      E22/G02     F                  121,800.00         ZZ
                          360                121,800.00         1
                          7.7500             872.59             70
                          7.5000             872.59
KINGWOOD      TX 77345    1                  07/28/06           00
0429653363                03                 09/01/06           0.0000
0429653363                O                  08/01/36
0

10833591      E22/G02     F                  92,080.00          ZZ
                          360                92,080.00          1
                          8.1250             683.69             79
                          7.8750             683.69
NEOSHO        MO 64850    1                  07/28/06           00
0429653769                05                 09/01/06           0.0000
0429653769                O                  08/01/36
0

10833593      E22/G02     F                  134,800.00         ZZ
                          360                134,800.00         1
                          7.6250             954.11             80
                          7.3750             954.11
SURFSIDE BEACHSC 29575    1                  07/28/06           00
0429654775                05                 09/01/06           0.0000
0429654775                O                  08/01/36
0

10833599      E22/G02     F                  492,000.00         ZZ
                          360                492,000.00         2
                          7.8750             3228.75            80
                          7.6250             3228.75
NEWARK        NJ 07105    1                  07/28/06           00
0429656887                05                 09/01/06           0.0000
0429656887                O                  08/01/36
0

10833613      E22/G02     F                  236,000.00         ZZ
                          360                236,000.00         1
                          7.7500             1524.17            80
                          7.5000             1524.17
VANCOUVER     WA 98682    1                  07/26/06           00
0429669559                05                 09/01/06           0.0000
0429669559                O                  08/01/36
0

10833617      E22/G02     F                  100,720.00         ZZ
                          360                100,720.00         1
                          7.6250             712.89             80
                          7.3750             712.89
ROCKY MOUNT   NC 27804    1                  07/28/06           00
0429674302                05                 09/01/06           0.0000
0429674302                O                  08/01/36
0

10833645      E22/G02     F                  124,800.00         ZZ
                          360                124,800.00         1
                          7.5000             872.62             80
                          7.2500             872.62
HOUSTON       TX 77064    1                  07/28/06           00
0429687817                03                 09/01/06           0.0000
0429687817                O                  08/01/36
0

10833651      E22/G02     F                  253,600.00         ZZ
                          360                253,600.00         1
                          7.2500             1730.00            80
                          7.0000             1730.00
HYANNIS       MA 02601    1                  07/28/06           00
0429692064                05                 09/01/06           0.0000
0429692064                O                  08/01/36
0

10833671      E22/G01     F                  168,792.00         ZZ
                          360                168,792.00         1
                          6.7500             1094.78            80
                          6.5000             1094.78
RICHMOND      TX 77469    1                  07/28/06           00
0429698665                03                 09/01/06           0.0000
0429698665                O                  08/01/36
0

10833727      E22/G02     F                  214,400.00         ZZ
                          360                214,400.00         2
                          7.6250             1362.33            80
                          7.3750             1362.33
DENVER        CO 80204    1                  07/28/06           00
0429725948                05                 09/01/06           0.0000
0429725948                O                  08/01/36
0

10833769      E22/G02     F                  185,320.00         ZZ
                          360                185,320.00         1
                          7.6250             1311.68            80
                          7.3750             1311.68
MANCHESTER    NH 03109    1                  07/28/06           00
0429752330                05                 09/01/06           0.0000
0429752330                O                  08/01/36
0

10833777      E22/G02     F                  61,360.00          ZZ
                          360                61,360.00          1
                          8.3750             466.38             80
                          8.1250             466.38
JASPER        AL 35501    1                  07/28/06           00
0429754450                05                 09/01/06           0.0000
0429754450                N                  08/01/36
0

10833789      E22/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          7.8750             866.25             80
                          7.6250             866.25
POMPANO BEACH FL 33062    1                  07/28/06           00
0429765076                06                 09/01/06           0.0000
0429765076                O                  08/01/36
0

10833809      E22/G01     F                  152,000.00         ZZ
                          360                152,000.00         1
                          7.0000             1011.26            80
                          6.7500             1011.26
NASHVILLE     TN 37221    1                  07/28/06           00
0428451124                05                 09/01/06           0.0000
0428451124                O                  08/01/36
0

10833817      E22/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          8.0000             1226.67            80
                          7.7500             1226.67
JUPITER       FL 33458    1                  07/28/06           00
0428674709                01                 09/01/06           0.0000
0428674709                O                  08/01/36
0

10833823      E22/G02     F                  191,200.00         ZZ
                          360                191,200.00         1
                          7.5000             1336.90            80
                          7.2500             1336.90
WESTMINSTER   CO 80021    2                  07/24/06           00
0428804603                05                 09/01/06           0.0000
0428804603                O                  08/01/36
0

10833839      E22/G01     F                  270,900.00         ZZ
                          360                270,900.00         1
                          6.8750             1552.03            90
                          6.6250             1552.03
MARANA        AZ 85653    5                  07/24/06           04
0429057300                03                 09/01/06           25.0000
0429057300                O                  08/01/36
0

10833845      E22/G01     F                  184,000.00         ZZ
                          360                184,000.00         1
                          7.2500             1255.20            80
                          7.0000             1255.20
ROSEBURG      OR 97470    5                  07/14/06           00
0429121643                05                 09/01/06           0.0000
0429121643                O                  08/01/36
0

10833853      E22/G01     F                  215,000.00         ZZ
                          360                215,000.00         1
                          7.0000             1430.40            63
                          6.7500             1430.40
NORWALK       CA 90650    5                  07/18/06           00
0429144975                01                 09/01/06           0.0000
0429144975                O                  08/01/36
0

10833867      E22/G02     F                  261,600.00         ZZ
                          360                261,600.00         1
                          6.8750             1718.53            80
                          6.6250             1718.53
COLWICH       KS 67030    1                  07/28/06           00
0429244031                05                 09/01/06           0.0000
0429244031                O                  08/01/36
0

10833877      E22/G01     F                  159,200.00         ZZ
                          360                159,200.00         2
                          6.8750             912.08             80
                          6.6250             912.08
BLAINE        WA 98230    1                  07/25/06           00
0429270291                05                 09/01/06           0.0000
0429270291                O                  08/01/36
0

10833879      E22/G02     F                  532,000.00         ZZ
                          360                532,000.00         2
                          7.7500             3435.83            80
                          7.5000             3435.83
ROSEDALE      NY 11422    1                  07/28/06           00
0429271224                05                 09/01/06           0.0000
0429271224                O                  08/01/36
0

10833887      E22/G02     F                  181,000.00         ZZ
                          360                181,000.00         1
                          7.2500             1093.54            68
                          7.0000             1093.54
HIALEAH       FL 33018    5                  07/24/06           00
0429292337                01                 09/01/06           0.0000
0429292337                O                  08/01/36
0

10833897      E22/G01     F                  368,000.00         ZZ
                          360                368,000.00         1
                          6.7500             2070.00            80
                          6.5000             2070.00
CHINO         CA 91710    2                  07/11/06           00
0429312408                03                 09/01/06           0.0000
0429312408                O                  08/01/36
0

10833901      E22/G02     F                  558,400.00         ZZ
                          360                558,400.00         2
                          7.8750             3664.50            80
                          7.6250             3664.50
ELIZABETH     NJ 07201    1                  07/19/06           00
0429326010                05                 09/01/06           0.0000
0429326010                O                  08/01/36
0

10833903      E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          7.5000             525.00             80
                          7.2500             525.00
ROSEBURG      OR 97470    1                  07/25/06           00
0429326317                05                 09/01/06           0.0000
0429326317                N                  08/01/36
0

10833915      E22/G02     F                  361,600.00         ZZ
                          360                361,600.00         1
                          7.3750             2222.33            80
                          7.1250             2222.33
GILBERT       AZ 85233    1                  07/21/06           00
0429356769                03                 09/01/06           0.0000
0429356769                O                  08/01/36
0

10833953      E22/G02     F                  92,800.00          ZZ
                          360                92,800.00          2
                          7.3750             640.95             80
                          7.1250             640.95
NASHVILLE     TN 37206    1                  07/28/06           00
0429444094                05                 09/01/06           0.0000
0429444094                O                  08/01/36
0

10833961      E22/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          7.6250             537.92             95
                          7.3750             537.92
TONAWANDA     NY 14217    1                  07/28/06           10
0429449234                05                 09/01/06           30.0000
0429449234                O                  08/01/36
0

10833977      E22/G02     F                  114,800.00         ZZ
                          360                114,800.00         1
                          6.8750             703.00             80
                          6.6250             703.00
BROKEN ARROW  OK 74011    1                  07/28/06           00
0429467517                03                 09/01/06           0.0000
0429467517                O                  08/01/36
0

10833979      E22/G02     F                  92,025.00          ZZ
                          360                92,025.00          1
                          7.6250             584.74             75
                          7.3750             584.74
SOUTHAVEN     MS 38671    1                  07/25/06           00
0429467681                03                 09/01/06           0.0000
0429467681                N                  08/01/36
0

10833993      E22/G02     F                  178,400.00         ZZ
                          360                178,400.00         1
                          7.5000             1247.40            80
                          7.2500             1247.40
JACKSONVILLE  FL 32250    5                  07/17/06           00
0429493869                05                 09/01/06           0.0000
0429493869                O                  08/01/36
0

10834001      E22/G02     F                  206,250.00         ZZ
                          360                206,250.00         2
                          8.1250             1396.48            75
                          7.8750             1396.48
CHICAGO       IL 60644    2                  07/28/06           00
0429505209                05                 09/01/06           0.0000
0429505209                N                  08/01/36
0

10834003      E22/G02     F                  104,000.00         ZZ
                          360                104,000.00         2
                          8.2500             781.32             80
                          8.0000             781.32
DERBY         CT 06418    1                  07/28/06           00
0429505779                05                 09/01/06           0.0000
0429505779                N                  08/01/36
0

10834023      E22/G02     F                  476,000.00         ZZ
                          360                476,000.00         1
                          7.8750             3451.33            80
                          7.6250             3451.33
MIAMI         FL 33155    5                  07/28/06           00
0429536899                05                 09/01/06           0.0000
0429536899                N                  08/01/36
0

10834025      E22/G02     F                  424,000.00         ZZ
                          360                424,000.00         1
                          8.0000             3111.16            80
                          7.7500             3111.16
MONTE VISTA   CO 81144    5                  07/24/06           00
0429540784                05                 09/01/06           0.0000
0429540784                O                  08/01/36
0

10834039      E22/G01     F                  150,000.00         ZZ
                          360                150,000.00         1
                          6.8750             985.39             77
                          6.6250             985.39
ALBUQUERQUE   NM 87120    5                  07/24/06           00
0429555006                05                 09/01/06           0.0000
0429555006                O                  08/01/36
0

10834041      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          7.0000             1197.54            79
                          6.7500             1197.54
DEMING        WA 98244    5                  07/21/06           00
0429556475                05                 09/01/06           0.0000
0429556475                O                  08/01/36
0

10834043      E22/G02     F                  145,600.00         ZZ
                          360                145,600.00         1
                          7.5000             1018.06            80
                          7.2500             1018.06
SHOREVIEW     MN 55126    1                  07/28/06           00
0429556665                05                 09/01/06           0.0000
0429556665                N                  08/01/36
0

10834045      E22/G02     F                  83,920.00          ZZ
                          360                83,920.00          1
                          7.6250             533.24             80
                          7.3750             533.24
LAND O LAKES  FL 34639    1                  07/28/06           00
0429564339                01                 09/01/06           0.0000
0429564339                O                  08/01/36
0

10834061      E22/G02     F                  153,500.00         ZZ
                          360                153,500.00         1
                          7.6250             1086.46            80
                          7.3750             1086.46
LAKEWOOD      WA 98498    5                  07/18/06           00
0429577976                05                 09/01/06           0.0000
0429577976                O                  08/01/36
0

10834063      E22/G02     F                  181,000.00         ZZ
                          360                181,000.00         1
                          7.7500             1296.71            74
                          7.5000             1296.71
ANDERSON      CA 96007    2                  07/21/06           00
0429580426                05                 09/01/06           0.0000
0429580426                O                  08/01/36
0

10834069      E22/G02     F                  380,000.00         ZZ
                          360                380,000.00         1
                          8.3750             2652.08            80
                          8.1250             2652.08
LAKE WORTH    FL 33460    5                  07/24/06           00
0429586126                05                 09/01/06           0.0000
0429586126                O                  08/01/36
0

10834075      E22/G02     F                  185,000.00         ZZ
                          360                185,000.00         1
                          8.3750             1291.15            89
                          8.1250             1291.15
KISSIMMEE     FL 34744    1                  07/28/06           10
0429597776                05                 09/01/06           30.0000
0429597776                O                  08/01/36
0

10834077      E22/G02     F                  206,000.00         ZZ
                          360                206,000.00         1
                          7.5000             1440.38            80
                          7.2500             1440.38
BRIDGEPORT    CT 06606    1                  07/28/06           00
0429602220                05                 09/01/06           0.0000
0429602220                O                  08/01/36
0

10834089      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.5000             750.00             40
                          7.2500             750.00
STOCKTON      CA 95206    5                  07/18/06           00
0429614886                05                 09/01/06           0.0000
0429614886                O                  08/01/36
0

10834099      E22/G02     F                  231,552.00         ZZ
                          360                231,552.00         3
                          8.1250             1567.80            80
                          7.8750             1567.80
HAMDEN        CT 06518    1                  07/28/06           00
0429624224                05                 09/01/06           0.0000
0429624224                N                  08/01/36
0

10834705      Y53/G02     F                  67,200.00          ZZ
                          360                67,200.00          1
                          7.6250             427.00             70
                          7.3750             427.00
CHARLOTTE     NC 28269    2                  07/10/06           00
0441719606                05                 09/01/06           0.0000
2006086126                N                  08/01/36
0

10834721      Y53/G02     F                  165,400.00         ZZ
                          360                165,400.00         1
                          6.8750             947.60             80
                          6.6250             947.60
CHARLOTTE     NC 28214    1                  07/14/06           00
0441714961                03                 09/01/06           0.0000
2006085865                O                  08/01/36
0

10834745      L21/G02     F                  548,000.00         ZZ
                          360                548,000.00         1
                          6.6250             3025.42            80
                          6.3750             3025.42
ATLANTA       GA 30350    1                  07/14/06           00
0441724234                05                 09/01/06           0.0000
52511348                  O                  08/01/36
0

10834759      T53/G02     F                  344,000.00         ZZ
                          360                344,000.00         1
                          7.2500             2346.69            80
                          7.0000             2346.69
CLAREMONT     CA 91711    1                  07/03/06           00
0441711694                05                 09/01/06           0.0000
31003743                  O                  08/01/36
0

10834775      L21/G02     F                  999,900.00         ZZ
                          360                999,900.00         1
                          6.5000             5416.13            71
                          6.2500             5416.13
ATLANTA       GA 30306    1                  07/17/06           00
0441724275                05                 09/01/06           0.0000
52511418                  O                  08/01/36
0

10834813      E82/G02     F                  109,600.00         ZZ
                          360                109,600.00         3
                          7.5000             766.34             79
                          7.2500             766.34
BALTIMORE     MD 21215    2                  07/24/06           00
0401280144                05                 09/01/06           0.0000
0401280144                N                  08/01/36
0

10834821      E82/G02     F                  248,800.00         ZZ
                          360                248,800.00         1
                          6.8750             1634.44            58
                          6.6250             1634.44
PEMBROKE PINESFL 33025    2                  07/24/06           00
0401281373                05                 09/01/06           0.0000
0401281373                O                  08/01/36
0

10834839      E82/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          7.5000             587.34             80
                          7.2500             587.34
KANSAS CITY   MO 64119    2                  07/24/06           00
0401284906                05                 09/01/06           0.0000
0401284906                O                  08/01/36
0

10834853      E82/G01     F                  212,000.00         ZZ
                          360                212,000.00         1
                          6.7500             1375.03            78
                          6.5000             1375.03
SANTA FE      NM 87507    2                  07/24/06           00
0401286638                05                 09/01/06           0.0000
0401286638                O                  08/01/36
0

10834861      E82/G02     F                  323,500.00         ZZ
                          360                323,500.00         1
                          7.2500             2206.84            79
                          7.0000             2206.84
WEBSTER       MA 01570    2                  07/24/06           00
0401272042                05                 09/01/06           0.0000
0401272042                O                  08/01/36
0

10834873      L21/G02     F                  55,000.00          ZZ
                          360                55,000.00          1
                          7.5000             343.75             54
                          7.2500             343.75
PENSACOLA     FL 32501    5                  07/14/06           00
0441724200                05                 09/01/06           0.0000
52512674                  N                  08/01/36
0

10834877      U05/G02     F                  164,500.00         ZZ
                          360                164,500.00         1
                          7.5000             1028.13            70
                          7.2500             1028.13
GLENDALE      AZ 85302    1                  07/12/06           00
0441716644                05                 09/01/06           0.0000
3000972588                N                  08/01/36
0

10834881      L21/G02     F                  200,000.00         T
                          360                200,000.00         1
                          7.6250             1270.83            75
                          7.3750             1270.83
SNELLVILLE    GA 30078    1                  07/17/06           00
0441724184                05                 09/01/06           0.0000
52513683                  O                  08/01/36
0

10835561      L21/G02     F                  210,550.00         ZZ
                          360                210,550.00         1
                          8.1250             1425.60            75
                          7.8750             1425.60
INDIAN TRAIL  NC 28079    1                  07/07/06           00
0441724093                03                 09/01/06           0.0000
52510827                  O                  08/01/36
0

10835581      Y53/G02     F                  167,800.00         ZZ
                          360                167,800.00         1
                          7.1250             996.31             80
                          6.8750             996.31
WESTMINSTER   CO 80021    1                  07/07/06           00
0441714664                05                 09/01/06           0.0000
2006086200                O                  08/01/36
0

10835587      Y53/G02     F                  57,400.00          ZZ
                          360                57,400.00          1
                          7.6250             364.73             70
                          7.3750             364.73
CHARLOTTE     NC 28212    2                  07/10/06           00
0441720190                05                 09/01/06           0.0000
2006086121                N                  08/01/36
0

10835691      F62/F62     F                  144,732.00         ZZ
                          360                144,732.00         1
                          6.2500             891.14             43
                          6.0000             891.14
NORTH MIAMI BEFL 33162    2                  07/17/06           00
50710                     05                 09/01/06           0.0000
50710                     O                  08/01/36
0

10836335      Y53/G02     F                  256,000.00         ZZ
                          360                256,000.00         2
                          7.5000             1600.00            80
                          7.2500             1600.00
MILLIKEN      CO 80543    2                  06/23/06           00
0441715950                03                 08/01/06           0.0000
2006086322                N                  07/01/36
0

10836395      X89/G02     F                  159,200.00         ZZ
                          360                159,200.00         1
                          7.1250             1072.55            80
                          6.8750             1072.55
APOPKA        FL 32703    1                  07/21/06           00
0441731999                05                 09/01/06           0.0000
6006429                   O                  08/01/36
0

10836731      L20/G02     F                  196,800.00         ZZ
                          360                196,800.00         1
                          7.7500             1271.00            80
                          7.5000             1271.00
NAMPA         ID 83686    5                  07/18/06           00
0441718798                03                 09/01/06           0.0000
1001120074                N                  08/01/36
0

10836787      L21/G02     F                  980,000.00         ZZ
                          360                979,272.69         1
                          7.5000             6852.31            40
                          7.2500             6852.31
CARRABELLE    FL 32322    5                  06/06/06           00
0441724150                03                 08/01/06           0.0000
52507399                  O                  07/01/36
0

10836847      L21/G02     F                  507,000.00         ZZ
                          360                506,684.87         1
                          8.3750             3853.57            78
                          8.1250             3853.57
ATLANTA       GA 30305    5                  06/23/06           00
0441724333                05                 08/01/06           0.0000
52510666                  O                  07/01/36
0

10836887      313/G02     F                  52,500.00          ZZ
                          360                52,500.00          1
                          7.5000             367.09             60
                          7.2500             367.09
SAN ANTONIO   TX 78203    1                  07/19/06           00
0441717428                05                 09/01/06           0.0000
11208709                  N                  08/01/36
0

10836897      X64/G02     F                  104,000.00         ZZ
                          360                104,000.00         1
                          7.2500             709.46             80
                          7.0000             709.46
ROMULUS       MI 48174    5                  07/21/06           00
0441719986                05                 09/01/06           0.0000
0000064601                O                  08/01/36
0

10836907      L21/G02     F                  233,900.00         T
                          360                233,900.00         1
                          7.2500             1413.15            70
                          7.0000             1413.15
CUMMING       GA 30040    1                  07/13/06           00
0441724325                03                 09/01/06           0.0000
26509721                  O                  08/01/36
0

10836959      313/G02     F                  93,338.00          ZZ
                          360                93,338.00          1
                          7.2500             563.92             80
                          7.0000             563.92
EVANSVILLE    IN 47725    1                  07/21/06           00
0441723293                05                 09/01/06           0.0000
11220787                  O                  08/01/36
0

10836989      X89/G02     F                  155,900.00         ZZ
                          360                155,900.00         1
                          7.5000             1090.07            80
                          7.2500             1090.07
BELMONT       NC 28012    1                  07/24/06           00
0441722535                05                 09/01/06           0.0000
3065173                   O                  08/01/36
0

10837371      L20/G02     F                  192,000.00         ZZ
                          360                192,000.00         1
                          7.3750             1326.10            80
                          7.1250             1326.10
LAYTON        UT 84041    1                  07/21/06           00
0441718871                05                 09/01/06           0.0000
1061071340                O                  08/01/36
0

10837457      AC4/G02     F                  172,500.00         ZZ
                          360                172,365.43         1
                          7.2500             1176.76            75
                          7.0000             1176.76
LAWRENCEVILLE GA 30043    2                  06/19/06           00
0441714300                05                 08/01/06           0.0000
0100001153                O                  07/01/36
0

10837615      E22/G02     F                  340,000.00         ZZ
                          360                340,000.00         1
                          7.6250             2160.42            76
                          7.3750             2160.42
RIVERSIDE     CA 92506    5                  07/24/06           00
0429456577                05                 09/01/06           0.0000
0429456577                O                  08/01/36
0

10837625      E22/G02     F                  143,920.00         ZZ
                          360                143,920.00         1
                          7.5000             1006.31            80
                          7.2500             1006.31
EL PASO       TX 79912    1                  07/28/06           00
0429460322                05                 09/01/06           0.0000
0429460322                O                  08/01/36
0

10837655      E22/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          7.7500             1318.20            80
                          7.5000             1318.20
CAPE CORAL    FL 33991    5                  07/25/06           00
0470015728                05                 09/01/06           0.0000
0470015728                O                  08/01/36
0

10837679      E22/G02     F                  80,000.00          ZZ
                          240                80,000.00          1
                          8.3750             687.94             80
                          8.1250             687.94
WARWICK       MD 21912    1                  07/31/06           00
0470023342                05                 09/01/06           0.0000
0470023342                N                  08/01/26
0

10837683      E22/G02     F                  168,000.00         ZZ
                          360                168,000.00         1
                          7.2500             1146.06            57
                          7.0000             1146.06
NORTH FORT MYEFL 33917    5                  07/26/06           00
0470024183                05                 09/01/06           0.0000
0470024183                O                  08/01/36
0

10837695      E22/G02     F                  75,200.00          ZZ
                          360                75,200.00          1
                          7.7500             538.74             80
                          7.5000             538.74
SAN ANTONIO   TX 78217    1                  07/31/06           00
0470027442                05                 09/01/06           0.0000
0470027442                N                  08/01/36
0

10837701      E22/G02     F                  236,000.00         ZZ
                          360                236,000.00         1
                          7.7500             1690.73            80
                          7.5000             1690.73
BRIDGEPORT    CT 06610    5                  07/26/06           00
0470029455                05                 09/01/06           0.0000
0470029455                O                  08/01/36
0

10837711      E22/G02     F                  130,400.00         ZZ
                          360                130,400.00         1
                          6.7500             845.77             80
                          6.5000             845.77
COMMERCE CITY CO 80022    2                  07/26/06           00
0470033127                05                 09/01/06           0.0000
0470033127                O                  08/01/36
0

10837713      E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.7500             1291.67            80
                          7.5000             1291.67
GRANTS PASS   OR 97527    5                  07/26/06           00
0470033754                05                 09/01/06           0.0000
0470033754                O                  08/01/36
0

10837715      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.8750             870.08             78
                          7.6250             870.08
MONTGOMERY    AL 36109    5                  07/25/06           00
0470034513                05                 09/01/06           0.0000
0470034513                O                  08/01/36
0

10837717      E22/G02     F                  57,500.00          ZZ
                          360                57,500.00          1
                          8.2500             395.31             77
                          8.0000             395.31
FLINT         MI 48505    1                  07/31/06           00
0470035148                05                 09/01/06           0.0000
0470035148                N                  08/01/36
0

10837725      E22/G02     F                  150,000.00         ZZ
                          360                150,000.00         1
                          7.2500             906.25             64
                          7.0000             906.25
PORT ORCHARD  WA 98366    2                  07/27/06           00
0470041989                05                 09/01/06           0.0000
0470041989                N                  08/01/36
0

10837737      E22/G02     F                  215,000.00         ZZ
                          360                215,000.00         1
                          7.5000             1503.31            71
                          7.2500             1503.31
RALEIGH       NC 27612    2                  07/25/06           00
0470044975                05                 09/01/06           0.0000
0470044975                O                  08/01/36
0

10837753      E22/G02     F                  86,550.00          ZZ
                          360                86,550.00          1
                          7.8750             567.98             75
                          7.6250             567.98
LAND O LAKES  FL 34639    1                  07/31/06           00
0470054792                01                 09/01/06           0.0000
0470054792                N                  08/01/36
0

10837755      E22/G02     F                  86,550.00          ZZ
                          360                86,550.00          1
                          7.8750             567.98             75
                          7.6250             567.98
LAND O LAKES  FL 34639    1                  07/31/06           00
0470054859                01                 09/01/06           0.0000
0470054859                N                  08/01/36
0

10837759      E22/G02     F                  233,600.00         ZZ
                          360                233,600.00         1
                          7.2500             1593.56            80
                          7.0000             1593.56
INVER GROVE HEMN 55076    2                  07/26/06           00
0470054917                05                 09/01/06           0.0000
0470054917                O                  08/01/36
0

10837767      E22/G02     F                  168,000.00         T
                          360                168,000.00         1
                          7.2500             1146.06            80
                          7.0000             1146.06
MELBOURNE     FL 32901    1                  07/31/06           00
0470057845                03                 09/01/06           0.0000
0470057845                O                  08/01/36
0

10837777      E22/G02     F                  134,560.00         ZZ
                          360                134,560.00         1
                          7.2500             812.97             80
                          7.0000             812.97
LITTLE ELM    TX 75068    1                  07/31/06           00
0470062530                05                 09/01/06           0.0000
0470062530                O                  08/01/36
0

10837783      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.8750             788.31             80
                          6.6250             788.31
EDMOND        OK 73013    5                  07/26/06           00
0470068594                05                 09/01/06           0.0000
0470068594                O                  08/01/36
0

10837791      E22/G02     F                  166,700.00         ZZ
                          360                166,700.00         1
                          7.5000             1165.59            80
                          7.2500             1165.59
HOUSTON       TX 77095    1                  07/28/06           00
0470074683                03                 09/01/06           0.0000
0470074683                N                  08/01/36
0

10837795      E22/G02     F                  308,000.00         ZZ
                          360                308,000.00         1
                          7.2500             2101.10            80
                          7.0000             2101.10
ELLENWOOD     GA 30294    2                  07/26/06           00
0470075201                03                 09/01/06           0.0000
0470075201                O                  08/01/36
0

10837799      E22/G02     F                  430,800.00         ZZ
                          360                430,800.00         1
                          6.8750             2830.05            80
                          6.6250             2830.05
SAN DIEGO     CA 92126    1                  07/25/06           00
0429786312                05                 09/01/06           0.0000
0429786312                O                  08/01/36
0

10837815      E22/G02     F                  380,000.00         ZZ
                          360                380,000.00         1
                          8.0000             2533.33            80
                          7.7500             2533.33
PROVIDENCE    RI 02906    1                  07/31/06           00
0429789274                01                 09/01/06           0.0000
0429789274                O                  08/01/36
0

10837819      E22/G02     F                  124,800.00         ZZ
                          360                124,800.00         1
                          8.1250             926.64             80
                          7.8750             926.64
HOUSTON       TX 77057    1                  07/31/06           00
0429790850                03                 09/01/06           0.0000
0429790850                N                  08/01/36
0

10837839      E22/G02     F                  303,000.00         ZZ
                          360                303,000.00         1
                          6.8750             1990.49            80
                          6.6250             1990.49
PAWLEYS ISLANDSC 29585    5                  07/26/06           00
0429835036                03                 09/01/06           0.0000
0429835036                O                  08/01/36
0

10837847      E22/G02     F                  433,000.00         ZZ
                          360                433,000.00         1
                          7.0000             2525.83            55
                          6.7500             2525.83
DOVER TOWNSHIPNJ 08753    5                  07/25/06           00
0429839533                05                 09/01/06           0.0000
0429839533                O                  08/01/36
0

10837873      E22/G02     F                  276,800.00         ZZ
                          360                276,800.00         1
                          7.3750             1701.17            80
                          7.1250             1701.17
LAKEWOOD      WA 98409    1                  07/26/06           00
0429848203                03                 09/01/06           0.0000
0429848203                O                  08/01/36
0

10837881      E22/G02     F                  215,920.00         ZZ
                          360                215,920.00         1
                          7.6250             1371.99            80
                          7.3750             1371.99
CHESAPEAKE    VA 23320    1                  07/31/06           00
0429849748                01                 09/01/06           0.0000
0429849748                O                  08/01/36
0

10837885      E22/G02     F                  253,200.00         ZZ
                          360                253,200.00         1
                          7.5000             1582.50            80
                          7.2500             1582.50
BURIEN        WA 98166    1                  07/27/06           00
0429850563                05                 09/01/06           0.0000
0429850563                O                  08/01/36
0

10837899      E22/G02     F                  256,000.00         ZZ
                          360                256,000.00         1
                          6.7500             1440.00            80
                          6.5000             1440.00
VANCOUVER     WA 98683    5                  07/26/06           00
0429855224                03                 09/01/06           0.0000
0429855224                O                  08/01/36
0

10837905      E22/G02     F                  384,000.00         ZZ
                          360                384,000.00         1
                          7.7500             2480.00            80
                          7.5000             2480.00
EUGENE        OR 97405    1                  07/27/06           00
0429857659                05                 09/01/06           0.0000
0429857659                O                  08/01/36
0

10837913      E22/G02     F                  128,600.00         TX
                          360                128,600.00         1
                          7.3750             888.21             80
                          7.1250             888.21
WILLIS        TX 77318    5                  07/26/06           00
0429858459                03                 09/01/06           0.0000
0429858459                O                  08/01/36
0

10837943      E22/G02     F                  190,320.00         T
                          360                190,320.00         1
                          7.8750             1379.95            80
                          7.6250             1379.95
GALVESTON     TX 77551    1                  07/26/06           00
0429866809                01                 09/01/06           0.0000
0429866809                O                  08/01/36
0

10837955      E22/G02     F                  141,600.00         ZZ
                          360                141,600.00         1
                          7.5000             885.00             80
                          7.2500             885.00
WHEELING      IL 60090    1                  07/31/06           00
0470002528                01                 09/01/06           0.0000
0470002528                O                  08/01/36
0

10837963      E22/G02     F                  131,250.00         ZZ
                          360                131,250.00         1
                          8.2500             902.34             75
                          8.0000             902.34
LANSING       IL 60438    1                  07/31/06           00
0470006313                05                 09/01/06           0.0000
0470006313                N                  08/01/36
0

10837979      E22/G02     F                  104,000.00         ZZ
                          360                104,000.00         1
                          7.5000             650.00             80
                          7.2500             650.00
SAVANNAH      GA 31406    5                  07/26/06           00
0470009150                05                 09/01/06           0.0000
0470009150                O                  08/01/36
0

10837987      E22/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          6.8750             870.83             80
                          6.6250             870.83
FREEHOLD      NJ 07728    1                  07/31/06           00
0429484298                01                 09/01/06           0.0000
0429484298                O                  08/01/36
0

10837997      E22/G02     F                  332,000.00         ZZ
                          360                332,000.00         1
                          7.5000             2075.00            80
                          7.2500             2075.00
PHILADELPHIA  PA 19147    1                  07/31/06           00
0429490279                07                 09/01/06           0.0000
0429490279                O                  08/01/36
0

10838009      E22/G02     F                  153,600.00         ZZ
                          360                153,600.00         1
                          7.3750             1060.88            80
                          7.1250             1060.88
CHERRY HILL   NJ 08003    1                  07/31/06           00
0429503170                05                 09/01/06           0.0000
0429503170                N                  08/01/36
0

10838031      E22/G02     F                  251,084.00         ZZ
                          360                251,084.00         1
                          7.8750             1647.74            80
                          7.6250             1647.74
FRISCO        TX 75034    1                  07/21/06           00
0429526387                03                 09/01/06           0.0000
0429526387                N                  08/01/36
0

10838035      E22/G02     F                  136,000.00         ZZ
                          360                136,000.00         4
                          8.1250             1009.80            80
                          7.8750             1009.80
CHAMBERSBURG  PA 17201    1                  07/31/06           00
0429530868                05                 09/01/06           0.0000
0429530868                N                  08/01/36
0

10838059      E22/G02     F                  87,552.00          ZZ
                          360                87,552.00          1
                          7.8750             634.81             80
                          7.6250             634.81
KILLEEN       TX 76542    1                  07/28/06           00
0429557051                05                 09/01/06           0.0000
0429557051                N                  08/01/36
0

10838063      E22/G02     F                  356,000.00         ZZ
                          360                356,000.00         1
                          7.2500             2150.83            80
                          7.0000             2150.83
SAN DIEGO     CA 92128    2                  07/25/06           00
0429562655                01                 09/01/06           0.0000
0429562655                O                  08/01/36
0

10838081      E22/G02     F                  157,600.00         ZZ
                          360                157,600.00         1
                          7.5000             985.00             80
                          7.2500             985.00
LOVELAND      CO 80538    2                  07/26/06           00
0429574452                05                 09/01/06           0.0000
0429574452                O                  08/01/36
0

10838085      E22/G02     F                  134,072.00         ZZ
                          360                134,072.00         1
                          8.1250             995.48             80
                          7.8750             995.48
THE WOODLANDS TX 77382    1                  07/26/06           00
0429578768                03                 09/01/06           0.0000
0429578768                N                  08/01/36
0

10838087      E22/G02     F                  232,000.00         ZZ
                          360                232,000.00         1
                          7.6250             1474.17            80
                          7.3750             1474.17
NIXA          MO 65714    2                  07/26/06           00
0429580657                05                 09/01/06           0.0000
0429580657                O                  08/01/36
0

10838099      E22/G02     F                  220,000.00         ZZ
                          360                220,000.00         1
                          7.6250             1397.92            80
                          7.3750             1397.92
AURORA        CO 80016    1                  07/28/06           00
0429585250                05                 09/01/06           0.0000
0429585250                O                  08/01/36
0

10838117      E22/G02     F                  107,000.00         ZZ
                          360                107,000.00         1
                          7.2500             729.93             98
                          7.0000             729.93
TOWN CREEK    AL 35672    2                  07/26/06           10
0429608805                05                 09/01/06           35.0000
0429608805                O                  08/01/36
0

10838119      E22/G02     F                  125,000.00         T
                          360                125,000.00         1
                          6.7500             810.75             30
                          6.5000             810.75
BOYNTON BEACH FL 33437    1                  07/31/06           00
0429608839                03                 09/01/06           0.0000
0429608839                O                  08/01/36
0

10838127      E22/G02     F                  101,520.00         ZZ
                          360                101,520.00         1
                          7.5000             709.84             80
                          7.2500             709.84
TULSA         OK 74129    1                  07/28/06           00
0429613516                05                 09/01/06           0.0000
0429613516                O                  08/01/36
0

10838155      E22/G01     F                  210,000.00         ZZ
                          360                210,000.00         1
                          7.1250             1414.81            51
                          6.8750             1414.81
WEST COVINA   CA 91791    5                  07/25/06           00
0429628720                01                 09/01/06           0.0000
0429628720                O                  08/01/36
0

10838167      E22/G02     F                  350,000.00         ZZ
                          240                350,000.00         1
                          6.8750             2687.35            75
                          6.6250             2687.35
DAVIDSONVILLE MD 21035    5                  07/26/06           00
0429633373                05                 09/01/06           0.0000
0429633373                O                  08/01/26
0

10838183      E22/G01     F                  242,000.00         ZZ
                          360                242,000.00         1
                          7.3750             1671.43            80
                          7.1250             1671.43
VENTURA       CA 93003    2                  07/22/06           00
0429640766                01                 09/01/06           0.0000
0429640766                O                  08/01/36
0

10838185      E22/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          7.0000             816.67             32
                          6.7500             816.67
MIAMI         FL 33165    5                  07/26/06           00
0429641517                05                 09/01/06           0.0000
0429641517                O                  08/01/36
0

10838213      E22/G01     F                  164,700.00         ZZ
                          360                164,700.00         1
                          7.5000             1151.61            90
                          7.2500             1151.61
SAINT JOSEPH  MI 49085    5                  07/26/06           04
0429655582                05                 09/01/06           25.0000
0429655582                O                  08/01/36
0

10838243      E22/G02     F                  612,000.00         ZZ
                          360                612,000.00         3
                          8.3750             4271.25            80
                          8.1250             4271.25
DORCHESTER    MA 02125    1                  07/31/06           00
0429663982                05                 09/01/06           0.0000
0429663982                N                  08/01/36
0

10838251      E22/G02     F                  102,750.00         ZZ
                          360                102,750.00         1
                          7.7500             663.59             75
                          7.5000             663.59
CARTHAGE      MO 64836    1                  07/26/06           00
0429669864                05                 09/01/06           0.0000
0429669864                N                  08/01/36
0

10838265      E22/G02     F                  135,200.00         ZZ
                          360                135,200.00         1
                          7.7500             968.59             80
                          7.5000             968.59
URBANDALE     IA 50322    2                  07/26/06           00
0429673221                05                 09/01/06           0.0000
0429673221                O                  08/01/36
0

10838271      E22/G02     F                  104,000.00         ZZ
                          360                104,000.00         2
                          7.7500             671.67             80
                          7.5000             671.67
ELGIN         TX 78621    1                  07/27/06           00
0429673940                05                 09/01/06           0.0000
0429673940                N                  08/01/36
0

10838279      E22/G02     F                  498,300.00         ZZ
                          360                498,300.00         1
                          7.8750             3613.02            80
                          7.6250             3613.02
SANFORD       FL 32771    1                  07/31/06           00
0429674229                03                 09/01/06           0.0000
0429674229                O                  08/01/36
0

10838295      E22/G02     F                  250,000.00         ZZ
                          360                250,000.00         1
                          7.5000             1562.50            38
                          7.2500             1562.50
LIVINGSTON    NJ 07039    5                  07/25/06           00
0429683121                05                 09/01/06           0.0000
0429683121                O                  08/01/36
0

10838307      E22/G02     F                  288,700.00         ZZ
                          360                288,700.00         1
                          7.6250             2043.40            33
                          7.3750             2043.40
SARATOGA      CA 95070    2                  07/25/06           00
0429687726                05                 09/01/06           0.0000
0429687726                O                  08/01/36
0

10838325      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.7500             775.00             75
                          7.5000             775.00
CLEARWATER    FL 33755    1                  07/31/06           00
0429698889                05                 09/01/06           0.0000
0429698889                N                  08/01/36
0

10838331      E22/G02     F                  151,200.00         ZZ
                          360                151,200.00         1
                          7.1250             897.75             80
                          6.8750             897.75
SPRINGFIELD   MO 65804    2                  07/25/06           00
0429700834                05                 09/01/06           0.0000
0429700834                O                  08/01/36
0

10838343      E22/G02     F                  107,000.00         ZZ
                          240                107,000.00         1
                          7.3750             853.82             72
                          7.1250             853.82
BIRMINGHAM    AL 35215    5                  07/25/06           00
0429706104                05                 09/01/06           0.0000
0429706104                O                  08/01/26
0

10838353      E22/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          7.7500             1002.98            70
                          7.5000             1002.98
OAK FOREST    IL 60452    2                  07/26/06           00
0429709090                05                 09/01/06           0.0000
0429709090                O                  08/01/36
0

10838355      E22/G02     F                  71,000.00          ZZ
                          360                71,000.00          1
                          8.3750             539.65             79
                          8.1250             539.65
CINCINNATI    OH 45224    1                  07/31/06           00
0429709116                05                 09/01/06           0.0000
0429709116                N                  08/01/36
0

10838357      E22/G02     F                  193,600.00         ZZ
                          360                193,600.00         1
                          8.1250             1310.83            80
                          7.8750             1310.83
POCONO SUMMIT PA 18346    2                  07/26/06           00
0429711419                05                 09/01/06           0.0000
0429711419                O                  08/01/36
0

10838363      E22/G02     F                  93,375.00          ZZ
                          360                93,375.00          1
                          7.6250             593.32             75
                          7.3750             593.32
TAMPA         FL 33613    1                  07/31/06           00
0429713571                01                 09/01/06           0.0000
0429713571                N                  08/01/36
0

10838373      E22/G02     F                  336,000.00         ZZ
                          360                336,000.00         1
                          7.7500             2407.15            80
                          7.5000             2407.15
SOUTH PLAINFIENJ 07080    1                  07/31/06           00
0429720337                05                 09/01/06           0.0000
0429720337                O                  08/01/36
0

10838403      E22/G02     F                  71,950.00          ZZ
                          360                71,950.00          1
                          7.8750             472.17             80
                          7.6250             472.17
OMAHA         NE 68104    1                  07/31/06           00
0429773591                05                 09/01/06           0.0000
0429773591                O                  08/01/36
0

10838413      E22/G02     F                  220,000.00         ZZ
                          360                220,000.00         1
                          7.6250             1397.92            80
                          7.3750             1397.92
HARRISONBURG  VA 22802    1                  07/31/06           00
0429775844                05                 09/01/06           0.0000
0429775844                O                  08/01/36
0

10838437      E22/G02     F                  380,000.00         ZZ
                          360                380,000.00         1
                          7.3750             2335.42            76
                          7.1250             2335.42
TEANECK       NJ 07666    5                  07/26/06           00
0470085960                05                 09/01/06           0.0000
0470085960                O                  08/01/36
0

10838441      E22/G02     F                  121,600.00         ZZ
                          360                121,600.00         1
                          8.2500             913.54             80
                          8.0000             913.54
INDIANAPOLIS  IN 46231    1                  07/31/06           00
0470086364                05                 09/01/06           0.0000
0470086364                N                  08/01/36
0

10838465      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          7.6250             1274.03            80
                          7.3750             1274.03
SAINT PETERSBUFL 33710    2                  07/26/06           00
0429782162                05                 09/01/06           0.0000
0429782162                O                  08/01/36
0

10838467      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.8750             687.50             80
                          6.6250             687.50
HAMPTON       VA 23669    2                  07/25/06           00
0429782741                05                 09/01/06           0.0000
0429782741                O                  08/01/36
0

10838481      E22/G02     F                  130,960.00         ZZ
                          360                130,960.00         1
                          7.3750             804.86             80
                          7.1250             804.86
NASHVILLE     TN 37216    1                  07/31/06           00
0429799034                05                 09/01/06           0.0000
0429799034                O                  08/01/36
0

10838505      E22/G02     F                  111,160.00         ZZ
                          360                111,160.00         1
                          7.7500             796.36             80
                          7.5000             796.36
SAN ANTONIO   TX 78244    1                  07/31/06           00
0429804867                05                 09/01/06           0.0000
0429804867                O                  08/01/36
0

10838507      E22/G02     F                  352,000.00         ZZ
                          360                352,000.00         1
                          7.3750             2431.18            80
                          7.1250             2431.18
CHANDLER      AZ 85248    5                  07/25/06           00
0429805575                03                 09/01/06           0.0000
0429805575                O                  08/01/36
0

10838513      E22/G02     F                  102,640.00         ZZ
                          360                102,640.00         1
                          7.5000             717.67             80
                          7.2500             717.67
SAN ANTONIO   TX 78244    1                  07/31/06           00
0429806664                05                 09/01/06           0.0000
0429806664                O                  08/01/36
0

10838515      E22/G02     F                  219,000.00         ZZ
                          360                219,000.00         1
                          7.5000             1368.75            75
                          7.2500             1368.75
PHOENIX       AZ 85041    5                  07/27/06           00
0429808108                03                 09/01/06           0.0000
0429808108                N                  08/01/36
0

10838525      E22/G02     F                  67,120.00          ZZ
                          360                67,120.00          1
                          7.2500             405.52             80
                          7.0000             405.52
SIMPSONVILLE  SC 29681    1                  07/31/06           00
0429810831                01                 09/01/06           0.0000
0429810831                O                  08/01/36
0

10838527      E22/G02     F                  102,000.00         ZZ
                          360                102,000.00         1
                          8.0000             748.44             78
                          7.7500             748.44
INTERLOCHEN   MI 49643    2                  07/26/06           00
0429811029                05                 09/01/06           0.0000
0429811029                O                  08/01/36
0

10838533      E22/G02     F                  191,600.00         ZZ
                          360                191,600.00         1
                          7.0000             1117.67            80
                          6.7500             1117.67
STRASBURG     VA 22657    1                  07/31/06           00
0429813447                05                 09/01/06           0.0000
0429813447                O                  08/01/36
0

10838537      E22/G02     F                  180,500.00         ZZ
                          360                180,500.00         1
                          7.3750             1109.32            75
                          7.1250             1109.32
HANOVER PARK  IL 60133    5                  07/26/06           00
0429814668                05                 09/01/06           0.0000
0429814668                O                  08/01/36
0

10838559      E22/G02     F                  121,600.00         ZZ
                          360                121,600.00         1
                          7.5000             760.00             80
                          7.2500             760.00
HOLLIDAYSBURG PA 16648    1                  07/31/06           00
0429819709                05                 09/01/06           0.0000
0429819709                O                  08/01/36
0

10838565      E22/G02     F                  67,600.00          ZZ
                          360                67,600.00          1
                          8.2500             507.86             80
                          8.0000             507.86
FAYETTEVILLE  NC 28314    1                  07/28/06           00
0429822943                05                 09/01/06           0.0000
0429822943                N                  08/01/36
0

10838571      E22/G02     F                  380,800.00         ZZ
                          360                380,800.00         1
                          7.2500             2597.73            80
                          7.0000             2597.73
COLORADO SPRINCO 80908    5                  07/25/06           00
0429825318                05                 09/01/06           0.0000
0429825318                O                  08/01/36
0

10838573      E22/G02     F                  156,000.00         ZZ
                          360                156,000.00         1
                          7.1250             1051.00            80
                          6.8750             1051.00
COLORADO SPRINCO 80909    1                  07/31/06           00
0429826993                05                 09/01/06           0.0000
0429826993                O                  08/01/36
0

10838575      E22/G02     F                  135,274.00         ZZ
                          360                135,274.00         1
                          7.0000             899.98             67
                          6.7500             899.98
HAMPTON       VA 23666    5                  07/26/06           00
0429827678                05                 09/01/06           0.0000
0429827678                N                  08/01/36
0

10838583      E22/G02     F                  264,000.00         ZZ
                          360                264,000.00         1
                          7.5000             1845.93            80
                          7.2500             1845.93
RENTON        WA 98059    2                  07/20/06           00
0429829385                05                 09/01/06           0.0000
0429829385                O                  08/01/36
0

10838585      E22/G02     F                  134,000.00         ZZ
                          360                134,000.00         4
                          7.3750             925.50             80
                          7.1250             925.50
YAKIMA        WA 98901    1                  07/27/06           00
0429830771                05                 09/01/06           0.0000
0429830771                N                  08/01/36
0

10838587      E22/G02     F                  195,000.00         ZZ
                          360                195,000.00         3
                          7.8750             1413.89            75
                          7.6250             1413.89
NEW HAVEN     CT 06519    5                  07/31/06           00
0429831373                05                 09/01/06           0.0000
0429831373                N                  08/01/36
0

10838591      E22/G02     F                  82,320.00          ZZ
                          360                82,320.00          1
                          8.3750             625.69             80
                          8.1250             625.69
MADISON       AL 35758    1                  07/31/06           00
0470097494                05                 09/01/06           0.0000
0470097494                N                  08/01/36
0

10838607      E22/G02     F                  172,000.00         ZZ
                          360                172,000.00         1
                          7.5000             1202.65            80
                          7.2500             1202.65
JACKSONVILLE  FL 32221    1                  07/31/06           00
0470113911                03                 09/01/06           0.0000
0470113911                O                  08/01/36
0

10838623      E22/G02     F                  144,000.00         ZZ
                          360                144,000.00         4
                          7.7500             1031.63            80
                          7.5000             1031.63
ALBUQUERQUE   NM 87123    1                  07/28/06           00
0470132705                05                 09/01/06           0.0000
0470132705                N                  08/01/36
0

10838627      E22/G02     F                  131,920.00         ZZ
                          360                131,920.00         1
                          7.2500             899.93             80
                          7.0000             899.93
ELGIN         IL 60123    1                  07/31/06           00
0470137431                05                 09/01/06           0.0000
0470137431                O                  08/01/36
0

10838629      E22/G02     F                  157,600.00         ZZ
                          360                157,600.00         1
                          7.6250             1115.48            80
                          7.3750             1115.48
WEST JORDAN   UT 84084    1                  07/28/06           00
0470138801                05                 09/01/06           0.0000
0470138801                O                  08/01/36
0

10838631      E22/G02     F                  208,000.00         ZZ
                          360                208,000.00         1
                          7.6250             1321.67            80
                          7.3750             1321.67
GOLDEN        CO 80401    1                  07/31/06           00
0470139858                05                 09/01/06           0.0000
0470139858                N                  08/01/36
0

10838635      E22/G02     F                  180,405.00         ZZ
                          360                180,405.00         1
                          8.1250             1339.50            95
                          7.8750             1339.50
GOLDEN VALLEY AZ 86413    1                  07/28/06           10
0470171307                05                 09/01/06           35.0000
0470171307                O                  08/01/36
0

10838651      E22/G02     F                  217,600.00         ZZ
                          360                217,600.00         1
                          6.8750             1429.48            80
                          6.6250             1429.48
MINERAL       VA 23117    1                  07/31/06           00
0428385207                05                 09/01/06           0.0000
0428385207                O                  08/01/36
0

10838657      E22/G02     F                  143,120.00         ZZ
                          360                143,120.00         1
                          8.3750             998.86             80
                          8.1250             998.86
COLLEGE PARK  GA 30349    1                  07/31/06           00
0428547277                03                 09/01/06           0.0000
0428547277                N                  08/01/36
0

10838665      E22/G02     F                  68,750.00          ZZ
                          360                68,750.00          1
                          8.1250             510.47             80
                          7.8750             510.47
SOCORRO       TX 79927    1                  07/27/06           00
0428615454                05                 09/01/06           0.0000
0428615454                N                  08/01/36
0

10838669      E22/G02     F                  203,920.00         ZZ
                          360                203,920.00         1
                          8.0000             1359.47            80
                          7.7500             1359.47
POST FALLS    ID 83854    1                  07/28/06           00
0428734305                05                 09/01/06           0.0000
0428734305                O                  08/01/36
0

10838683      E22/G02     F                  88,800.00          ZZ
                          360                88,800.00          1
                          7.6250             628.52             80
                          7.3750             628.52
PUEBLO        CO 81004    1                  07/31/06           00
0429723729                05                 09/01/06           0.0000
0429723729                N                  08/01/36
0

10838707      E22/G02     F                  343,200.00         ZZ
                          360                343,200.00         1
                          7.7500             2216.50            80
                          7.5000             2216.50
LONGMONT      CO 80501    2                  07/26/06           00
0429729536                05                 09/01/06           0.0000
0429729536                O                  08/01/36
0

10838717      E22/G02     F                  150,000.00         ZZ
                          360                150,000.00         1
                          7.1250             1010.58            80
                          6.8750             1010.58
ELKHART       IN 46514    1                  07/31/06           00
0429327752                05                 09/01/06           0.0000
0429327752                O                  08/01/36
0

10838731      E22/G02     F                  260,000.00         ZZ
                          360                260,000.00         1
                          7.7500             1862.67            80
                          7.5000             1862.67
FOUNTAIN      MI 49410    1                  07/31/06           00
0429363237                05                 09/01/06           0.0000
0429363237                O                  08/01/36
0

10838735      E22/G02     F                  376,000.00         ZZ
                          360                376,000.00         1
                          7.7500             2428.33            80
                          7.5000             2428.33
CRESCENT      IA 51526    5                  07/26/06           00
0429369762                05                 09/01/06           0.0000
0429369762                O                  08/01/36
0

10838773      E22/G02     F                  297,000.00         ZZ
                          360                297,000.00         1
                          8.3750             2072.81            75
                          8.1250             2072.81
BEND          OR 97701    2                  07/18/06           00
0429399546                05                 09/01/06           0.0000
0429399546                N                  08/01/36
0

10838787      E22/G02     F                  252,000.00         ZZ
                          360                252,000.00         1
                          8.2500             1893.19            80
                          8.0000             1893.19
HACKENSACK    NJ 07601    1                  07/21/06           00
0429282395                06                 09/01/06           0.0000
0429282395                N                  08/01/36
0

10838789      E22/G02     F                  307,500.00         ZZ
                          360                307,500.00         1
                          7.1250             1825.78            75
                          6.8750             1825.78
PALO CEDRO    CA 96073    1                  07/25/06           00
0429283914                05                 09/01/06           0.0000
0429283914                N                  08/01/36
0

10838791      E22/G01     F                  162,000.00         ZZ
                          360                162,000.00         1
                          7.0000             1077.79            82
                          6.7500             1077.79
GLOUCESTER    VA 23061    5                  07/26/06           04
0429286214                05                 09/01/06           12.0000
0429286214                O                  08/01/36
0

10838799      E22/G02     F                  198,000.00         ZZ
                          360                198,000.00         1
                          7.3750             1216.88            90
                          7.1250             1216.88
CRYSTAL LAKE  IL 60014    2                  07/26/06           01
0429301153                01                 09/01/06           25.0000
0429301153                O                  08/01/36
0

10838805      E22/G02     F                  220,000.00         ZZ
                          360                220,000.00         1
                          6.5000             1390.55            80
                          6.2500             1390.55
DENVER        PA 17517    1                  07/31/06           00
0429309305                03                 09/01/06           0.0000
0429309305                O                  08/01/36
0

10838825      E22/G02     F                  236,000.00         ZZ
                          360                236,000.00         1
                          8.0000             1573.33            80
                          7.7500             1573.33
WEST BLOOMFIELMI 48322    2                  07/25/06           00
0429416415                05                 09/01/06           0.0000
0429416415                O                  08/01/36
0

10838833      E22/G02     F                  207,000.00         ZZ
                          360                207,000.00         1
                          7.6250             1315.31            66
                          7.3750             1315.31
LEHIGH ACRES  FL 33971    2                  07/31/06           00
0429425382                05                 09/01/06           0.0000
0429425382                N                  08/01/36
0

10838835      E22/G02     F                  215,000.00         ZZ
                          360                215,000.00         1
                          7.6250             1366.15            69
                          7.3750             1366.15
LEHIGH ACRES  FL 33971    2                  07/31/06           00
0429425507                05                 09/01/06           0.0000
0429425507                N                  08/01/36
0

10838849      E22/G02     F                  196,800.00         ZZ
                          360                196,800.00         1
                          7.3750             1209.50            80
                          7.1250             1209.50
LINDEN        VA 22642    1                  07/31/06           00
0429435613                05                 09/01/06           0.0000
0429435613                O                  08/01/36
0

10838853      E22/G02     F                  159,840.00         ZZ
                          360                159,840.00         1
                          7.1250             949.05             80
                          6.8750             949.05
CHICAGO       IL 60610    1                  07/28/06           00
0429437197                06                 09/01/06           0.0000
0429437197                O                  08/01/36
0

10838855      E22/G01     F                  105,600.00         TX
                          360                105,600.00         1
                          6.5000             667.46             80
                          6.2500             667.46
AZLE          TX 76020    5                  07/25/06           00
0429439631                05                 09/01/06           0.0000
0429439631                O                  08/01/36
0

10838923      E22/G02     F                  213,000.00         ZZ
                          360                213,000.00         1
                          7.5000             1489.33            54
                          7.2500             1489.33
MORENO VALLEY CA 92557    5                  07/24/06           00
0429740731                05                 09/01/06           0.0000
0429740731                O                  08/01/36
0

10838931      E22/G02     F                  150,000.00         ZZ
                          360                150,000.00         1
                          7.3750             921.88             80
                          7.1250             921.88
SPRINGFIELD   OR 97477    1                  07/27/06           00
0429742398                05                 09/01/06           0.0000
0429742398                O                  08/01/36
0

10838937      E22/G01     F                  180,000.00         ZZ
                          360                180,000.00         1
                          6.8750             1182.47            90
                          6.6250             1182.47
CHESAPEAKE    VA 23323    5                  07/26/06           04
0429744964                05                 09/01/06           25.0000
0429744964                O                  08/01/36
0

10838975      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         2
                          7.7500             1289.54            90
                          7.5000             1289.54
TRENTON       NJ 08629    5                  07/26/06           10
0429130941                05                 09/01/06           25.0000
0429130941                O                  08/01/36
0

10838979      E22/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          6.8750             1970.79            74
                          6.6250             1970.79
LANHAM        MD 20706    5                  07/26/06           00
0429141369                05                 09/01/06           0.0000
0429141369                O                  08/01/36
0

10838989      E22/G02     F                  390,800.00         ZZ
                          360                390,800.00         1
                          7.5000             2732.53            80
                          7.2500             2732.53
RIVERTON      UT 84065    1                  07/26/06           00
0429158611                05                 09/01/06           0.0000
0429158611                O                  08/01/36
0

10839035      E22/G02     F                  448,000.00         ZZ
                          360                448,000.00         2
                          7.6250             2846.67            80
                          7.3750             2846.67
ELMWOOD PARK  NJ 07407    1                  07/31/06           00
0429766561                05                 09/01/06           0.0000
0429766561                O                  08/01/36
0

10839043      E22/G02     F                  68,000.00          ZZ
                          360                68,000.00          1
                          7.5000             425.00             80
                          7.2500             425.00
WICHITA       KS 67213    2                  07/26/06           00
0429198237                05                 09/01/06           0.0000
0429198237                O                  08/01/36
0

10839045      E22/G02     F                  178,500.00         ZZ
                          360                178,500.00         1
                          7.2500             1217.68            75
                          7.0000             1217.68
INWOOD        WV 25428    2                  07/26/06           00
0429200413                05                 09/01/06           0.0000
0429200413                O                  08/01/36
0

10839049      E22/G01     F                  78,000.00          ZZ
                          240                78,000.00          1
                          7.2500             616.49             71
                          7.0000             616.49
MILTON        PA 17847    2                  07/25/06           00
0429205834                05                 09/01/06           0.0000
0429205834                O                  08/01/26
0

10839051      E22/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          7.8750             1015.10            80
                          7.6250             1015.10
CLEARFIELD    PA 16830    1                  07/31/06           00
0429206311                05                 09/01/06           0.0000
0429206311                O                  08/01/36
0

10839069      E22/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          7.6250             965.83             80
                          7.3750             965.83
CORAL GABLES  FL 33143    1                  07/31/06           00
0429246275                01                 09/01/06           0.0000
0429246275                O                  08/01/36
0

10840713      X21/G02     F                  255,960.00         ZZ
                          360                255,507.10         1
                          6.6250             1638.94            80
                          6.3750             1638.94
RICHMOND      VA 23226    1                  05/31/06           00
0441713435                05                 07/01/06           0.0000
0000501875                O                  06/01/36
0

10840979      Z91/G02     F                  189,409.00         ZZ
                          360                189,409.00         1
                          7.8000             1363.50            80
                          7.5500             1363.50
WEST VALLEY CIUT 84120    1                  07/28/06           00
0441718376                05                 09/01/06           0.0000
1060622000                O                  08/01/36
0

10841009      X89/G02     F                  333,600.00         ZZ
                          360                333,600.00         1
                          7.7500             2389.95            80
                          7.5000             2389.95
COCKEYSVILLE  MD 21030    5                  07/21/06           00
0441722873                03                 09/01/06           0.0000
3064362                   O                  08/01/36
0

10841041      253/253     F                  264,000.00         ZZ
                          360                264,000.00         2
                          7.5000             1650.00            80
                          7.2500             1650.00
DENVER        CO 80207    2                  07/21/06           00
666520                    05                 09/01/06           0.0000
666520                    N                  08/01/36
0

10841077      U05/G02     F                  346,100.00         ZZ
                          360                346,100.00         1
                          7.5000             2163.13            90
                          7.2500             2163.13
LAKE ELSINORE CA 92530    1                  07/17/06           14
0441718426                05                 09/01/06           30.0000
3000985974                O                  08/01/36
0

10841119      U05/G02     F                  120,800.00         ZZ
                          360                120,800.00         1
                          7.7500             865.43             80
                          7.5000             865.43
MCKINNEY      TX 75071    1                  07/19/06           00
0441718673                03                 09/01/06           0.0000
3000982438                O                  08/01/36
0

10841123      313/G02     F                  207,900.00         ZZ
                          360                207,900.00         1
                          7.3750             1435.92            80
                          7.1250             1435.92
VANCOUVER     WA 98682    1                  07/17/06           00
0441719218                05                 09/01/06           0.0000
11246931                  O                  08/01/36
0

10841139      P27/G02     F                  388,000.00         ZZ
                          360                388,000.00         1
                          7.6250             2465.42            80
                          7.3750             2465.42
SMITHSBURG    MD 21783    5                  07/07/06           00
0441720281                05                 09/01/06           0.0000
3243593370                O                  08/01/36
0

10841205      U05/G02     F                  168,000.00         ZZ
                          360                168,000.00         1
                          8.0000             1232.72            80
                          7.7500             1232.72
EAGLE         ID 83616    1                  07/20/06           00
0441718715                05                 09/01/06           0.0000
3000978783                N                  08/01/36
0

10841225      Z91/G02     F                  380,000.00         ZZ
                          360                380,000.00         1
                          7.6250             2414.58            80
                          7.3750             2414.58
DRAPER        UT 84020    1                  07/27/06           00
0441724572                05                 09/01/06           0.0000
1060713002                O                  08/01/36
0

10841273      313/G02     F                  188,000.00         ZZ
                          360                188,000.00         1
                          7.3750             1298.47            80
                          7.1250             1298.47
SEATAC        WA 98168    2                  07/20/06           00
0441720729                05                 09/01/06           0.0000
11231339                  O                  08/01/36
0

10841297      313/G02     F                  295,000.00         ZZ
                          360                295,000.00         1
                          7.8750             2138.96            79
                          7.6250             2138.96
PACOIMA       CA 91331    5                  07/17/06           00
0441720026                01                 09/01/06           0.0000
11240140                  O                  08/01/36
0

10841335      W68/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          7.1250             592.87             80
                          6.8750             592.87
UVALDE        TX 78801    1                  07/06/06           00
0441733755                05                 09/01/06           0.0000
6045639                   O                  08/01/36
0

10841339      W68/G02     F                  234,400.00         ZZ
                          360                234,400.00         1
                          7.2500             1599.02            80
                          7.0000             1599.02
SPRINGFIELD   PA 19064    1                  07/10/06           00
0441714490                05                 09/01/06           0.0000
6050720                   O                  08/01/36
0

10841345      313/G02     F                  269,600.00         ZZ
                          360                269,600.00         1
                          7.6250             1713.08            80
                          7.3750             1713.08
MT PLEASANT   SC 29466    5                  07/21/06           00
0441719135                05                 09/01/06           0.0000
11038577                  O                  08/01/36
0

10841353      W68/G02     F                  143,200.00         ZZ
                          360                143,200.00         1
                          6.7500             928.79             80
                          6.5000             928.79
VALDESE       NC 28690    1                  07/12/06           00
0441715646                05                 09/01/06           0.0000
6056250                   O                  08/01/36
0

10841377      W68/G02     F                  157,200.00         ZZ
                          360                157,200.00         1
                          7.8750             1139.81            80
                          7.6250             1139.81
JACKSONVILLE  FL 32207    1                  07/17/06           00
0441720984                05                 09/01/06           0.0000
6064536                   N                  08/01/36
0

10841393      W68/G02     F                  110,000.00         ZZ
                          360                110,000.00         1
                          6.8750             722.62             80
                          6.6250             722.62
SAN ANTONIO   TX 78229    1                  07/05/06           00
0441716107                05                 09/01/06           0.0000
6066188                   O                  08/01/36
0

10841401      W68/G02     F                  128,800.00         ZZ
                          360                128,800.00         1
                          7.6250             818.42             80
                          7.3750             818.42
MANSFIELD     TX 76063    1                  07/10/06           00
0441717899                03                 09/01/06           0.0000
6070788                   O                  08/01/36
0

10841415      W68/G02     F                  389,600.00         ZZ
                          360                389,600.00         1
                          7.0000             2592.02            75
                          6.7500             2592.02
TERRELL HILLS TX 78209    1                  07/17/06           00
0441721271                05                 09/01/06           0.0000
6072607                   O                  08/01/36
0

10841511      A46/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          8.0000             821.82             80
                          7.7500             821.82
DEER PARK     TX 77536    1                  07/21/06           00
0441722626                05                 09/01/06           0.0000
0297775                   O                  08/01/36
0

10841567      P27/G02     F                  106,400.00         ZZ
                          360                106,400.00         1
                          7.2500             642.83             80
                          7.0000             642.83
EDGEWOOD      NM 87015    5                  07/14/06           00
0441720547                05                 09/01/06           0.0000
5543451305                O                  08/01/36
0

10841585      L20/G02     F                  129,600.00         ZZ
                          360                129,600.00         1
                          7.2500             884.10             80
                          7.0000             884.10
OGDEN         UT 84401    1                  07/21/06           00
0441726924                05                 09/01/06           0.0000
1061071327                N                  08/01/36
0

10841613      313/G02     F                  106,550.00         ZZ
                          360                106,550.00         1
                          7.8750             772.57             97
                          7.6250             772.57
ROCKFORD      IL 61108    2                  07/19/06           10
0441720760                05                 09/01/06           35.0000
11228350                  O                  08/01/36
0

10841621      L20/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          7.5000             1286.55            80
                          7.2500             1286.55
CLINTON       UT 84015    1                  07/20/06           00
0441726973                05                 09/01/06           0.0000
1061120511                O                  08/01/36
0

10841713      E23/G02     F                  358,000.00         ZZ
                          360                358,000.00         1
                          6.7500             2160.02            78
                          6.5000             2160.02
PITTSBURG     CA 94565    5                  07/20/06           00
0441728953                05                 09/01/06           0.0000
61025731                  O                  08/01/36
0

10841905      721/G02     F                  188,720.00         ZZ
                          360                188,720.00         4
                          7.3750             1159.84            80
                          7.1250             1159.84
KILLEEN       TX 76549    1                  07/18/06           00
0441720331                05                 09/01/06           0.0000
000013763                 N                  08/01/36
0

10842235      E22/G02     F                  320,000.00         ZZ
                          360                320,000.00         1
                          6.8750             1833.33            80
                          6.6250             1833.33
PARKER        CO 80134    2                  07/27/06           00
0429809593                03                 09/01/06           0.0000
0429809593                O                  08/01/36
0

10842259      E22/G02     F                  256,000.00         ZZ
                          360                256,000.00         1
                          7.5000             1600.00            80
                          7.2500             1600.00
SNELLVILLE    GA 30078    2                  07/27/06           00
0429834864                03                 09/01/06           0.0000
0429834864                O                  08/01/36
0

10842283      E22/G02     F                  101,920.00         ZZ
                          360                101,920.00         1
                          7.5000             637.00             80
                          7.2500             637.00
SPOKANE VALLEYWA 99212    1                  07/24/06           00
0429863392                05                 09/01/06           0.0000
0429863392                O                  08/01/36
0

10842313      E22/G02     F                  101,200.00         ZZ
                          360                101,200.00         1
                          6.6250             558.71             80
                          6.3750             558.71
MATTHEWS      NC 28105    1                  08/01/06           00
0470020728                03                 09/01/06           0.0000
0470020728                O                  08/01/36
0

10842331      E22/G02     F                  117,600.00         ZZ
                          360                117,600.00         2
                          8.1250             873.18             80
                          7.8750             873.18
CHICAGO HEIGHTIL 60411    1                  08/01/06           00
0470036021                05                 09/01/06           0.0000
0470036021                N                  08/01/36
0

10842351      E22/G01     F                  384,000.00         ZZ
                          360                384,000.00         1
                          7.5000             2684.98            80
                          7.2500             2684.98
SKOKIE        IL 60076    2                  07/27/06           00
0470054594                05                 09/01/06           0.0000
0470054594                O                  08/01/36
0

10842373      E22/G01     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.0000             1330.60            80
                          6.7500             1330.60
SEATTLE       WA 98106    1                  07/28/06           00
0470083742                05                 09/01/06           0.0000
0470083742                O                  08/01/36
0

10842381      E22/G02     F                  394,000.00         ZZ
                          360                394,000.00         1
                          6.7500             2555.48            80
                          6.5000             2555.48
BRIER         WA 98036    1                  07/28/06           00
0470087552                05                 09/01/06           0.0000
0470087552                O                  08/01/36
0

10842383      E22/G02     F                  115,200.00         ZZ
                          360                115,200.00         1
                          6.8750             660.00             80
                          6.6250             660.00
MURFREESBORO  TN 37128    1                  08/01/06           00
0470088279                05                 09/01/06           0.0000
0470088279                O                  08/01/36
0

10842397      E22/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          7.3750             934.17             80
                          7.1250             934.17
MOLALLA       OR 97038    1                  07/27/06           00
0470118050                05                 09/01/06           0.0000
0470118050                N                  08/01/36
0

10842405      E22/G02     F                  284,000.00         ZZ
                          360                284,000.00         3
                          7.7500             2034.61            80
                          7.5000             2034.61
WINOOSKI      VT 05404    5                  07/27/06           00
0428494280                05                 09/01/06           0.0000
0428494280                O                  08/01/36
0

10842407      E22/G02     F                  229,000.00         ZZ
                          360                229,000.00         1
                          7.7500             1640.58            85
                          7.5000             1640.58
BLAIRSVILLE   GA 30512    2                  07/27/06           04
0428588032                05                 09/01/06           12.0000
0428588032                O                  08/01/36
0

10842415      E22/G01     F                  152,000.00         ZZ
                          360                152,000.00         1
                          7.0000             1011.26            79
                          6.7500             1011.26
AURORA        CO 80017    2                  07/26/06           00
0428824056                05                 09/01/06           0.0000
0428824056                O                  08/01/36
0

10842427      E22/G02     F                  287,630.00         T
                          360                287,630.00         1
                          6.8750             1889.52            70
                          6.6250             1889.52
HOT SPRINGS   AR 71913    2                  07/25/06           00
0429123649                01                 09/01/06           0.0000
0429123649                O                  08/01/36
0

10842431      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         4
                          7.7500             1162.50            80
                          7.5000             1162.50
PASCO         WA 99301    1                  07/26/06           00
0429158272                05                 09/01/06           0.0000
0429158272                N                  08/01/36
0

10842447      E22/G01     F                  212,380.00         ZZ
                          360                212,380.00         1
                          7.0000             1238.88            80
                          6.7500             1238.88
CASA GRANDE   AZ 85222    1                  07/13/06           00
0429273998                03                 09/01/06           0.0000
0429273998                O                  08/01/36
0

10842459      E22/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          7.5000             575.00             80
                          7.2500             575.00
RICHMOND      VA 23228    1                  08/01/06           00
0429358047                05                 09/01/06           0.0000
0429358047                O                  08/01/36
0

10842465      E22/G02     F                  233,000.00         ZZ
                          360                233,000.00         4
                          7.7500             1669.24            90
                          7.5000             1669.24
EDINBURG      TX 78540    2                  07/18/06           01
0429374184                05                 09/01/06           25.0000
0429374184                N                  08/01/36
0

10842467      E22/G02     F                  164,000.00         ZZ
                          360                164,000.00         4
                          7.5000             1146.71            80
                          7.2500             1146.71
SAN MARCOS    TX 78666    1                  07/25/06           00
0429383763                05                 09/01/06           0.0000
0429383763                N                  08/01/36
0

10842515      E22/G01     F                  308,000.00         ZZ
                          360                308,000.00         1
                          6.7500             1732.50            80
                          6.5000             1732.50
PISCATAWAY    NJ 08854    1                  08/01/06           00
0429533961                01                 09/01/06           0.0000
0429533961                O                  08/01/36
0

10842517      E22/G01     F                  121,600.00         ZZ
                          360                121,600.00         1
                          7.1250             819.24             80
                          6.8750             819.24
LYMAN         SC 29365    2                  07/17/06           00
0429539794                03                 09/01/06           0.0000
0429539794                O                  08/01/36
0

10842521      E22/G02     F                  183,000.00         ZZ
                          360                183,000.00         1
                          7.7500             1181.88            75
                          7.5000             1181.88
HASTINGS      MN 55033    1                  07/31/06           00
0429561277                05                 09/01/06           0.0000
0429561277                N                  08/01/36
0

10842533      E22/G02     F                  156,000.00         ZZ
                          360                156,000.00         1
                          7.6250             1104.16            80
                          7.3750             1104.16
PRESTON       ID 83263    1                  07/27/06           00
0429580764                05                 09/01/06           0.0000
0429580764                O                  08/01/36
0

10842547      E22/G02     F                  63,000.00          ZZ
                          360                63,000.00          1
                          7.8750             413.44             90
                          7.6250             413.44
WARREN        MI 48093    5                  08/01/06           01
0429607823                05                 09/01/06           25.0000
0429607823                N                  08/01/36
0

10842553      E22/G02     F                  240,000.00         ZZ
                          360                240,000.00         1
                          7.1250             1425.00            80
                          6.8750             1425.00
BAKERSFIELD   CA 93306    1                  07/26/06           00
0429618598                05                 09/01/06           0.0000
0429618598                O                  08/01/36
0

10842569      E22/G02     F                  367,000.00         ZZ
                          360                367,000.00         1
                          8.1250             2724.96            89
                          7.8750             2724.96
CHENEY        WA 99004    2                  07/27/06           04
0429648496                05                 09/01/06           25.0000
0429648496                O                  08/01/36
0

10842573      E22/G02     F                  417,000.00         ZZ
                          360                417,000.00         1
                          8.2500             2866.88            80
                          8.0000             2866.88
SAMMAMISH     WA 98074    1                  07/24/06           00
0429649411                03                 09/01/06           0.0000
0429649411                O                  08/01/36
0

10842587      E22/G02     F                  420,000.00         TX
                          360                420,000.00         1
                          7.5000             2936.70            80
                          7.2500             2936.70
EL PASO       TX 79912    5                  07/25/06           00
0429676075                05                 09/01/06           0.0000
0429676075                O                  08/01/36
0

10842659      E22/G02     F                  262,400.00         ZZ
                          360                262,400.00         1
                          8.2500             1804.00            80
                          8.0000             1804.00
HATBORO       PA 19040    2                  07/27/06           00
0429780240                05                 09/01/06           0.0000
0429780240                O                  08/01/36
0

10843459      Q44/G02     F                  198,000.00         ZZ
                          360                198,000.00         1
                          7.5000             1384.45            80
                          7.2500             1384.45
BLOOMFIELD HILMI 48301    1                  07/31/06           00
0441727914                05                 09/01/06           0.0000
14919                     O                  08/01/36
0

10843483      Q44/G02     F                  176,800.00         ZZ
                          360                176,800.00         1
                          7.7500             1266.62            80
                          7.5000             1266.62
LAPEER        MI 48446    1                  07/31/06           00
0441729621                05                 09/01/06           0.0000
14922                     O                  08/01/36
0

10843495      U42/G02     F                  274,096.00         ZZ
                          360                274,096.00         1
                          7.8750             1798.76            80
                          7.6250             1798.76
FLOWER MOUND  TX 75022    1                  07/26/06           00
0441726635                03                 09/01/06           0.0000
12602500                  O                  08/01/36
0

10843497      562/G02     F                  196,000.00         ZZ
                          360                196,000.00         1
                          7.5000             1370.46            80
                          7.2500             1370.46
TARRYTOWN     NY 10591    1                  07/31/06           00
0441741196                01                 09/01/06           0.0000
297287063                 O                  08/01/36
0

10843747      313/G02     F                  76,500.00          ZZ
                          360                76,500.00          1
                          7.6250             541.47             75
                          7.3750             541.47
FORT MYERS    FL 33916    1                  07/24/06           00
0441731783                05                 09/01/06           0.0000
11227071                  N                  08/01/36
0

10843759      253/253     F                  417,000.00         ZZ
                          360                417,000.00         1
                          7.3750             2562.82            66
                          7.1250             2562.82
OAKLAND       CA 94605    1                  07/18/06           00
658681                    05                 09/01/06           0.0000
658681                    O                  08/01/36
0

10843819      313/G02     F                  215,910.00         ZZ
                          360                215,910.00         1
                          7.1250             1281.97            90
                          6.8750             1281.97
YELM          WA 98597    1                  07/26/06           10
0441723418                03                 09/01/06           30.0000
11252947                  O                  08/01/36
0

10843821      313/G02     F                  156,766.00         ZZ
                          360                156,766.00         1
                          7.2500             947.13             80
                          7.0000             947.13
WINTER HAVEN  FL 33884    1                  07/25/06           00
0441731593                03                 09/01/06           0.0000
10996320                  O                  08/01/36
0

10843839      313/G02     F                  86,400.00          ZZ
                          360                86,400.00          2
                          7.9990             575.93             80
                          7.7490             575.93
GARDNER       IL 60424    1                  07/25/06           00
0441731577                05                 09/01/06           0.0000
11226867                  N                  08/01/36
0

10843853      U05/G02     F                  187,000.00         ZZ
                          360                187,000.00         1
                          7.6250             1188.23            80
                          7.3750             1188.23
PERRY         OH 44081    5                  07/21/06           00
0441737285                05                 09/01/06           0.0000
3000986528                O                  08/01/36
0

10843871      313/G02     F                  121,600.00         ZZ
                          360                121,600.00         1
                          7.7500             871.16             80
                          7.5000             871.16
CRAWFORDVILLE FL 32327    1                  07/21/06           00
0441731643                05                 09/01/06           0.0000
11237955                  O                  08/01/36
0

10843897      L20/G02     F                  199,736.00         ZZ
                          360                199,736.00         1
                          7.0000             1328.85            80
                          6.7500             1328.85
SYRACUSE      UT 84075    1                  07/28/06           00
0441727427                05                 09/01/06           0.0000
1881010495                O                  08/01/36
0

10843903      253/253     F                  191,750.00         ZZ
                          360                191,750.00         1
                          7.3750             1178.47            63
                          7.1250             1178.47
HEMET         CA 92544    5                  07/27/06           00
670146                    05                 09/01/06           0.0000
670146                    N                  08/01/36
0

10843943      U05/G02     F                  150,000.00         ZZ
                          360                150,000.00         1
                          7.3750             1036.01            80
                          7.1250             1036.01
WILLIS        TX 77378    1                  07/25/06           00
0441724481                05                 09/01/06           0.0000
3000985901                O                  08/01/36
0

10843983      253/253     F                  175,000.00         ZZ
                          360                175,000.00         1
                          7.3750             1075.53            65
                          7.1250             1075.53
HEMET         CA 92543    5                  07/27/06           00
12571400                  05                 09/01/06           0.0000
12571400                  N                  08/01/36
0

10844095      313/G02     F                  238,850.00         ZZ
                          360                238,850.00         1
                          7.5000             1492.82            80
                          7.2500             1492.82
BUFORD        GA 30518    1                  07/28/06           00
0441723640                03                 09/01/06           0.0000
12472302                  O                  08/01/36
0

10844145      313/G02     F                  94,800.00          T
                          360                94,800.00          1
                          7.3750             582.63             80
                          7.1250             582.63
ATHENS        GA 30607    1                  07/27/06           00
0441723525                03                 09/01/06           0.0000
11255494                  O                  08/01/36
0

10844171      313/G02     F                  338,200.00         ZZ
                          360                338,200.00         1
                          7.2500             2307.13            80
                          7.0000             2307.13
BUFORD        GA 30519    1                  07/28/06           00
0441723483                03                 09/01/06           0.0000
11203445                  O                  08/01/36
0

10844173      Z64/G02     F                  251,000.00         ZZ
                          360                251,000.00         1
                          6.8750             1648.89            58
                          6.6250             1648.89
DISCOVERY BAY CA 94514    2                  07/28/06           00
0441729522                09                 09/01/06           0.0000
173779                    N                  08/01/36
0

10844335      L20/G02     F                  139,920.00         ZZ
                          360                139,920.00         1
                          7.1250             942.67             80
                          6.8750             942.67
LAYTON        UT 84041    1                  07/26/06           00
0441727583                05                 09/01/06           0.0000
1061010234                O                  08/01/36
0

10844351      L20/G02     F                  124,400.00         ZZ
                          360                124,400.00         1
                          7.1250             838.11             80
                          6.8750             838.11
WASHINGTON TERUT 84405    1                  07/27/06           00
0441727385                05                 09/01/06           0.0000
1061071338                O                  08/01/36
0

10845365      E22/G01     F                  98,100.00          ZZ
                          360                98,100.00          1
                          6.8750             644.45             90
                          6.6250             644.45
PHILADELPHIA  PA 19136    5                  07/28/06           04
0429675275                07                 09/01/06           25.0000
0429675275                O                  08/01/36
0

10845371      E22/G01     F                  160,000.00         ZZ
                          360                160,000.00         1
                          6.8750             1051.09            80
                          6.6250             1051.09
SPOKANE VALLEYWA 99216    2                  07/26/06           00
0429676281                05                 09/01/06           0.0000
0429676281                O                  08/01/36
0

10845423      E22/G02     F                  176,800.00         ZZ
                          360                176,800.00         1
                          6.7500             1146.72            80
                          6.5000             1146.72
TUCSON        AZ 85741    2                  07/26/06           00
0429730104                03                 09/01/06           0.0000
0429730104                O                  08/01/36
0

10845445      E22/G01     F                  180,000.00         ZZ
                          360                180,000.00         1
                          7.3750             1243.22            80
                          7.1250             1243.22
PALM BAY      FL 32907    5                  07/28/06           00
0429748684                05                 09/01/06           0.0000
0429748684                O                  08/01/36
0

10845467      E22/G02     F                  202,000.00         ZZ
                          360                202,000.00         4
                          8.2500             1517.56            80
                          8.0000             1517.56
ATHENS        GA 30606    2                  08/02/06           00
0429758782                05                 09/01/06           0.0000
0429758782                N                  08/01/36
0

10845477      E22/G01     F                  146,400.00         ZZ
                          360                146,400.00         1
                          7.2500             998.71             80
                          7.0000             998.71
SALT LAKE CITYUT 84123    2                  07/28/06           00
0429768831                05                 09/01/06           0.0000
0429768831                O                  08/01/36
0

10845489      E22/G01     F                  224,000.00         ZZ
                          360                224,000.00         1
                          6.8750             1371.72            78
                          6.6250             1371.72
CHANDLER      AZ 85225    2                  07/27/06           00
0429780364                05                 09/01/06           0.0000
0429780364                O                  08/01/36
0

10845591      E22/G02     F                  250,000.00         ZZ
                          360                250,000.00         1
                          7.8750             1640.63            61
                          7.6250             1640.63
CLARKSTON     MI 48348    5                  07/28/06           00
0429824493                05                 09/01/06           0.0000
0429824493                O                  08/01/36
0

10845605      E22/G02     F                  333,750.00         ZZ
                          360                333,750.00         1
                          7.8750             2419.92            73
                          7.6250             2419.92
CAMARILLO     CA 93010    5                  07/26/06           00
0429829567                05                 09/01/06           0.0000
0429829567                N                  08/01/36
0

10845613      E22/G02     F                  102,835.00         ZZ
                          360                102,835.00         1
                          8.0000             685.57             80
                          7.7500             685.57
FLUSHING      MI 48433    1                  08/02/06           00
0429834104                05                 09/01/06           0.0000
0429834104                O                  08/01/36
0

10845623      E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.2500             966.67             50
                          7.0000             966.67
SACRAMENTO    CA 95825    5                  07/27/06           00
0429843048                05                 09/01/06           0.0000
0429843048                O                  08/01/36
0

10845649      E22/G01     F                  203,000.00         ZZ
                          360                203,000.00         1
                          7.0000             1350.56            76
                          6.7500             1350.56
WASILLA       AK 99654    5                  07/27/06           00
0428460935                05                 09/01/06           0.0000
0428460935                O                  08/01/36
0

10845653      E22/G02     F                  292,000.00         ZZ
                          360                292,000.00         1
                          7.2500             1764.17            80
                          7.0000             1764.17
EAGLE POINT   OR 97524    1                  07/21/06           00
0428823744                05                 09/01/06           0.0000
0428823744                O                  08/01/36
0

10845677      E22/G02     F                  95,925.00          ZZ
                          360                95,925.00          1
                          7.3750             589.54             75
                          7.1250             589.54
PENDLETON     OR 97801    1                  07/28/06           00
0429214521                07                 09/01/06           0.0000
0429214521                N                  08/01/36
0

10845693      E22/G02     F                  168,320.00         ZZ
                          360                168,320.00         1
                          7.5000             1176.92            80
                          7.2500             1176.92
GEISMAR       LA 70734    1                  08/02/06           00
0429865983                05                 09/01/06           0.0000
0429865983                O                  08/01/36
0

10845709      E22/G02     F                  493,500.00         ZZ
                          360                493,500.00         2
                          7.0000             2878.75            70
                          6.7500             2878.75
SAN PEDRO     CA 90731    2                  07/28/06           00
0470012832                05                 09/01/06           0.0000
0470012832                N                  08/01/36
0

10845813      E22/G02     F                  172,000.00         ZZ
                          360                172,000.00         1
                          8.0000             1146.67            80
                          7.7500             1146.67
MESA          AZ 85204    1                  07/27/06           00
0470099433                05                 09/01/06           0.0000
0470099433                N                  08/01/36
0

10845835      E22/G01     F                  115,440.00         ZZ
                          360                115,440.00         1
                          7.0000             768.03             80
                          6.7500             768.03
PUEBLO        CO 81007    1                  08/02/06           00
0470152802                05                 09/01/06           0.0000
0470152802                O                  08/01/36
0

10845903      E22/G01     F                  170,000.00         ZZ
                          360                170,000.00         1
                          7.1250             1145.32            88
                          6.8750             1145.32
MARTINSBURG   WV 25401    5                  07/27/06           04
0429508344                05                 09/01/06           25.0000
0429508344                O                  08/01/36
0

10845917      E22/G02     F                  128,080.00         ZZ
                          360                128,080.00         1
                          7.1250             862.90             80
                          6.8750             862.90
STERLING HEIGHMI 48313    1                  07/17/06           00
0429338189                05                 09/01/06           0.0000
0429338189                O                  08/01/36
0

10847311      P34/G02     F                  125,000.00         ZZ
                          240                125,000.00         3
                          7.7500             1026.19            40
                          7.5000             1026.19
PROVIDENCE    RI 02909    5                  07/26/06           00
0441734332                05                 09/01/06           0.0000
1000643928                N                  08/01/26
0

10847357      313/G02     F                  486,850.00         ZZ
                          360                486,850.00         1
                          7.6250             3093.53            65
                          7.3750             3093.53
FLAGSTAFF     AZ 86001    1                  07/24/06           00
0441731668                05                 09/01/06           0.0000
11241486                  O                  08/01/36
0

10847481      B49/G02     F                  367,200.00         ZZ
                          360                367,200.00         1
                          7.8750             2409.75            80
                          7.6250             2409.75
LOUISVILLE    CO 80027    1                  07/28/06           00
0441732310                03                 09/01/06           0.0000
12557070                  O                  08/01/36
0

10847507      B76/G02     F                  308,000.00         ZZ
                          360                308,000.00         1
                          7.7500             1989.17            80
                          7.5000             1989.17
OAKLAND       MI 48306    5                  07/20/06           00
0441739000                05                 09/01/06           0.0000
2230662                   O                  08/01/36
0

10847513      B39/G02     F                  248,000.00         ZZ
                          360                248,000.00         1
                          7.7500             1601.67            80
                          7.5000             1601.67
LINO LAKES    MN 55014    2                  07/25/06           00
0441732427                05                 09/01/06           0.0000
F06400168                 O                  08/01/36
0

10847521      E44/G02     F                  169,600.00         ZZ
                          360                169,600.00         1
                          7.5000             1060.00            80
                          7.2500             1060.00
BRIGHAM CITY  UT 84302    1                  07/19/06           00
0441731759                05                 09/01/06           0.0000
12430275                  O                  08/01/36
0

10847557      A52/G02     F                  393,600.00         ZZ
                          360                393,600.00         1
                          7.6250             2501.00            80
                          7.3750             2501.00
TAMPA         FL 33609    1                  07/31/06           00
0441736659                07                 09/01/06           0.0000
41045                     O                  08/01/36
0

10847701      313/G02     F                  133,471.00         ZZ
                          360                133,471.00         1
                          7.2500             910.51             80
                          7.0000             910.51
PACE          FL 32571    1                  07/26/06           00
0441732583                03                 09/01/06           0.0000
11043551                  O                  08/01/36
0

10847719      U60/G02     F                  290,000.00         ZZ
                          360                290,000.00         1
                          7.5000             1812.50            73
                          7.2500             1812.50
COMPTON       CA 90220    5                  07/21/06           00
0441744208                05                 09/01/06           0.0000
12563633                  O                  08/01/36
0

10847757      Z64/G02     F                  285,000.00         ZZ
                          360                285,000.00         1
                          6.8750             1872.25            57
                          6.6250             1872.25
FORT LAUDERDALFL 33312    2                  07/28/06           00
0441733474                05                 09/01/06           0.0000
173794                    N                  08/01/36
0

10847837      Z64/G02     F                  567,000.00         ZZ
                          360                567,000.00         1
                          6.8750             3724.79            66
                          6.6250             3724.79
DISCOVERY BAY CA 94514    2                  07/28/06           00
0441734043                05                 09/01/06           0.0000
173760                    N                  08/01/36
0

10847883      758/G02     F                  77,089.00          ZZ
                          360                77,089.00          1
                          7.7500             552.28             75
                          7.5000             552.28
HUMBLE        TX 77396    1                  07/18/06           00
0441731908                03                 09/01/06           0.0000
1130003109                N                  08/01/36
0

10847933      Z82/G02     F                  146,880.00         ZZ
                          360                146,880.00         1
                          8.0000             979.20             80
                          7.7500             979.20
FARGO         ND 58102    1                  08/01/06           00
0441734951                05                 09/01/06           0.0000
48355                     O                  08/01/36
0

10847963      P27/G02     F                  402,500.00         ZZ
                          360                402,500.00         1
                          7.1250             2389.84            70
                          6.8750             2389.84
CHINO HILLS   CA 91709    1                  07/24/06           00
0441727799                05                 09/01/06           0.0000
12563853                  O                  08/01/36
0

10847985      Z73/Z73     F                  324,722.00         ZZ
                          360                324,722.00         1
                          7.1250             2187.72            80
                          6.8750             2187.72
WEST CHESTER  OH 45069    1                  07/31/06           00
10000009300               05                 09/01/06           0.0000
10000009300               O                  08/01/36
0

10847999      P27/G02     F                  106,200.00         ZZ
                          360                106,200.00         1
                          8.2500             730.13             90
                          8.0000             730.13
BALTIMORE     MD 21206    5                  07/21/06           14
0441744547                09                 09/01/06           25.0000
3243514368                O                  08/01/36
0

10848013      X67/G02     F                  150,500.00         ZZ
                          360                150,500.00         4
                          8.0000             1003.33            70
                          7.7500             1003.33
JACKSONVILLE  FL 32254    1                  07/24/06           00
0441736303                05                 09/01/06           0.0000
0000495296                N                  08/01/36
0

10848501      U05/G02     F                  164,880.00         ZZ
                          360                164,880.00         1
                          7.6250             1047.68            80
                          7.3750             1047.68
VANCOUVER     WA 98661    1                  07/13/06           00
0441737434                01                 09/01/06           0.0000
3000974856                O                  08/01/36
0

10848505      313/G02     F                  80,800.00          ZZ
                          360                80,800.00          1
                          7.5000             564.97             80
                          7.2500             564.97
COOKEVILLE    TN 38501    1                  07/28/06           00
0441731551                05                 09/01/06           0.0000
11249232                  O                  08/01/36
0

10848905      313/G02     F                  244,350.00         ZZ
                          360                244,350.00         1
                          7.3750             1501.74            80
                          7.1250             1501.74
BUFORD        GA 30518    1                  07/28/06           00
0441731627                03                 09/01/06           0.0000
11230067                  O                  08/01/36
0

10849267      758/G02     F                  86,355.00          ZZ
                          360                86,355.00          1
                          8.0000             575.70             75
                          7.7500             575.70
HUMBLE        TX 77338    1                  07/18/06           00
0441731882                03                 09/01/06           0.0000
1130003151                N                  08/01/36
0

10849297      F62/F62     F                  143,250.00         ZZ
                          360                143,250.00         1
                          7.6250             910.23             78
                          7.3750             910.23
MIAMI         FL 33176    5                  07/31/06           00
50814                     01                 09/01/06           0.0000
50814                     O                  08/01/36
0

10849313      253/253     F                  124,000.00         ZZ
                          360                124,000.00         1
                          7.8750             899.09             80
                          7.6250             899.09
CARROLLTON    TX 75007    1                  07/26/06           00
666709                    05                 09/01/06           0.0000
666709                    N                  08/01/36
0

10849695      E22/G01     F                  350,000.00         ZZ
                          360                350,000.00         1
                          6.7500             1968.75            39
                          6.5000             1968.75
FRANKLIN      TN 37067    1                  08/03/06           00
0429087471                03                 09/01/06           0.0000
0429087471                O                  08/01/36
0

10849703      E22/G02     F                  116,000.00         ZZ
                          360                116,000.00         4
                          8.3750             881.68             80
                          8.1250             881.68
SCHENECTADY   NY 12303    1                  08/03/06           00
0429163389                05                 09/01/06           0.0000
0429163389                N                  08/01/36
0

10849755      E22/G02     F                  256,000.00         ZZ
                          360                256,000.00         1
                          8.1250             1733.33            80
                          7.8750             1733.33
EUGENE        OR 97401    1                  07/31/06           00
0429553845                05                 09/01/06           0.0000
0429553845                O                  08/01/36
0

10849761      E22/G02     F                  334,000.00         ZZ
                          360                334,000.00         3
                          7.1250             2250.22            80
                          6.8750             2250.22
TACOMA        WA 98403    2                  07/28/06           00
0429567019                05                 09/01/06           0.0000
0429567019                N                  08/01/36
0

10849763      E22/G01     F                  356,250.00         ZZ
                          360                356,250.00         1
                          6.7500             2003.91            75
                          6.5000             2003.91
LAKE ELSINORE CA 92530    2                  07/24/06           00
0429567167                05                 09/01/06           0.0000
0429567167                O                  08/01/36
0

10849779      E22/G02     F                  252,000.00         ZZ
                          360                252,000.00         4
                          8.0000             1849.09            90
                          7.7500             1849.09
HAMPTON       VA 23661    1                  08/03/06           04
0429620511                05                 09/01/06           25.0000
0429620511                N                  08/01/36
0

10849789      E22/G02     F                  150,140.00         ZZ
                          360                150,140.00         1
                          7.6250             1062.68            80
                          7.3750             1062.68
DAYTON        OH 45414    1                  08/03/06           00
0429663040                03                 09/01/06           0.0000
0429663040                O                  08/01/36
0

10849847      E22/G01     F                  204,000.00         ZZ
                          360                204,000.00         1
                          6.8750             1340.13            80
                          6.6250             1340.13
ALLYN         WA 98524    1                  07/31/06           00
0429778541                03                 09/01/06           0.0000
0429778541                O                  08/01/36
0

10849865      E22/G02     F                  115,920.00         ZZ
                          360                115,920.00         1
                          7.7500             748.65             80
                          7.5000             748.65
PHOENIX       AZ 85018    1                  07/28/06           00
0429797673                01                 09/01/06           0.0000
0429797673                O                  08/01/36
0

10849901      E22/G02     F                  512,000.00         ZZ
                          360                512,000.00         1
                          8.3750             3573.33            80
                          8.1250             3573.33
LEBANON       TN 37088    1                  08/03/06           00
0429865348                05                 09/01/06           0.0000
0429865348                O                  08/01/36
0

10849983      E22/G02     F                  64,800.00          ZZ
                          360                64,800.00          1
                          7.6250             458.65             80
                          7.3750             458.65
INDIANAPOLIS  IN 46234    1                  08/03/06           00
0470096553                05                 09/01/06           0.0000
0470096553                N                  08/01/36
0

10850603      M07/G02     F                  266,250.00         ZZ
                          360                266,250.00         1
                          7.8750             1930.50            75
                          7.6250             1930.50
CRESTLINE     CA 92325    5                  07/27/06           00
0441742590                05                 09/01/06           0.0000
02607212                  N                  08/01/36
0

10850613      E11/G02     F                  263,600.00         ZZ
                          360                263,600.00         1
                          7.0000             1753.74            80
                          6.7500             1753.74
WACONIA       MN 55387    1                  07/28/06           00
0441735511                05                 09/01/06           0.0000
12595044                  O                  08/01/36
0

10850881      Z23/G02     F                  142,300.00         ZZ
                          360                142,300.00         1
                          7.5000             994.98             80
                          7.2500             994.98
POOLER        GA 31322    1                  07/31/06           00
0441735123                03                 09/01/06           0.0000
0001173150                N                  08/01/36
0

10850901      U05/G02     F                  125,000.00         ZZ
                          360                125,000.00         1
                          7.0000             729.17             62
                          6.7500             729.17
BOISE         ID 83702    5                  07/25/06           00
0441733144                05                 09/01/06           0.0000
3000986100                N                  08/01/36
0

10850933      U05/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          7.2500             791.32             80
                          7.0000             791.32
PICKERINGTON  OH 43147    2                  07/26/06           00
0441737129                05                 09/01/06           0.0000
3000989899                O                  08/01/36
0

10850995      313/G02     F                  360,000.00         ZZ
                          360                360,000.00         2
                          7.7500             2325.00            80
                          7.5000             2325.00
REVERE        MA 02151    5                  07/27/06           00
0441734357                05                 09/01/06           0.0000
11256260                  O                  08/01/36
0

10851023      313/G02     F                  202,000.00         ZZ
                          360                202,000.00         1
                          7.9990             1346.50            80
                          7.7490             1346.50
PORTLAND      OR 97203    1                  07/19/06           00
0441734407                05                 09/01/06           0.0000
11193786                  N                  08/01/36
0

10851061      313/G02     F                  242,000.00         ZZ
                          360                242,000.00         1
                          7.5000             1512.51            69
                          7.2500             1512.51
CARVER        MA 02330    2                  07/27/06           00
0441734456                05                 09/01/06           0.0000
11247889                  O                  08/01/36
0

10851235      L20/G02     F                  115,200.00         ZZ
                          360                115,200.00         1
                          7.2500             696.00             80
                          7.0000             696.00
SYRACUSE      UT 84075    1                  07/31/06           00
0441743036                05                 09/01/06           0.0000
1061071332                O                  08/01/36
0

10851263      M07/G02     F                  262,500.00         ZZ
                          360                262,500.00         1
                          7.8750             1903.31            75
                          7.6250             1903.31
CRESTLINE     CA 92325    5                  07/26/06           00
0441737293                05                 09/01/06           0.0000
02607215                  N                  08/01/36
0

10851335      A46/G02     F                  99,900.00          T
                          360                99,900.00          1
                          7.3750             689.98             65
                          7.1250             689.98
SAN ANTONIO   TX 78247    1                  07/26/06           00
0441743796                05                 09/01/06           0.0000
26477611                  O                  08/01/36
0

10851399      U05/G02     F                  558,750.00         ZZ
                          360                558,750.00         1
                          7.5000             3906.86            75
                          7.2500             3906.86
HOOD RIVER    OR 97031    1                  07/20/06           00
0441733177                09                 09/01/06           0.0000
3000982644                O                  08/01/36
0

10851431      U05/G02     F                  272,000.00         ZZ
                          360                272,000.00         1
                          7.6250             1925.20            80
                          7.3750             1925.20
NAMPA         ID 83686    1                  07/28/06           00
0441733128                05                 09/01/06           0.0000
3000991024                O                  08/01/36
0

10852701      E22/G02     F                  168,000.00         ZZ
                          360                168,000.00         1
                          6.8750             1103.64            48
                          6.6250             1103.64
LA QUINTA     CA 92253    5                  07/28/06           00
0470000639                05                 09/01/06           0.0000
0470000639                O                  08/01/36
0

10852987      E22/G02     F                  279,500.00         ZZ
                          360                279,500.00         2
                          7.0000             1630.42            65
                          6.7500             1630.42
BELLEVILLE    NJ 07109    5                  07/31/06           00
0429465149                05                 09/01/06           0.0000
0429465149                O                  08/01/36
0

10853009      E22/G01     F                  324,000.00         ZZ
                          360                324,000.00         1
                          7.3750             1991.25            80
                          7.1250             1991.25
AMBOY         WA 98601    1                  07/26/06           00
0429514987                05                 09/01/06           0.0000
0429514987                O                  08/01/36
0

10853013      E22/G02     F                  102,150.00         ZZ
                          360                102,150.00         4
                          8.3750             776.41             90
                          8.1250             776.41
HARRISBURG    PA 17110    1                  08/04/06           11
0429536063                05                 09/01/06           25.0000
0429536063                N                  08/01/36
0

10853257      E22/G02     F                  205,600.00         ZZ
                          360                205,600.00         1
                          7.5000             1437.59            80
                          7.2500             1437.59
CHEYENNE      WY 82009    5                  07/26/06           00
0429829682                05                 09/01/06           0.0000
0429829682                O                  08/01/36
0

10854365      253/253     F                  121,600.00         ZZ
                          360                121,600.00         1
                          7.7500             871.16             95
                          7.5000             871.16
PFLUGERVILLE  TX 78660    1                  07/27/06           11
12485126                  05                 09/01/06           30.0000
12485126                  O                  08/01/36
0

10855021      P27/G02     F                  145,000.00         ZZ
                          360                145,000.00         1
                          7.2500             876.04             65
                          7.0000             876.04
ABINGDON      MD 21009    5                  07/26/06           00
0441739919                09                 09/01/06           0.0000
3243506215                O                  08/01/36
0

10855661      313/G02     F                  128,000.00         ZZ
                          360                128,000.00         1
                          6.5000             693.34             80
                          6.2500             693.34
PUEBLO WEST   CO 81007    1                  07/28/06           00
0441737483                05                 09/01/06           0.0000
11234317                  O                  08/01/36
0

10855687      313/G02     F                  163,184.00         T
                          360                163,184.00         1
                          7.5000             1141.01            80
                          7.2500             1141.01
MULBERRY      FL 33860    1                  07/28/06           00
0441737566                03                 09/01/06           0.0000
10967974                  O                  08/01/36
0

10856165      E22/G02     F                  528,000.00         ZZ
                          360                528,000.00         2
                          7.3750             3245.00            80
                          7.1250             3245.00
LEONIA        NJ 07605    2                  08/02/06           00
0429026735                05                 09/01/06           0.0000
0429026735                O                  08/01/36
0

10856419      E22/G01     F                  124,800.00         TX
                          360                124,800.00         1
                          7.1250             840.80             80
                          6.8750             840.80
MIDLOTHIAN    TX 76065    5                  08/01/06           00
0429608169                05                 09/01/06           0.0000
0429608169                O                  08/01/36
0

10857239      313/G02     F                  138,450.00         ZZ
                          360                138,450.00         1
                          7.3750             850.90             65
                          7.1250             850.90
YORKVILLE     IL 60560    2                  07/31/06           00
0441743259                05                 09/01/06           0.0000
11254760                  N                  08/01/36
0

10857275      U05/G02     F                  300,800.00         ZZ
                          360                300,800.00         1
                          7.2500             2051.99            80
                          7.0000             2051.99
PLEASANT RIDGEMI 48069    1                  07/28/06           00
0441745007                05                 09/01/06           0.0000
3000989792                O                  08/01/36
0

10857287      313/G02     F                  112,450.00         ZZ
                          360                112,450.00         1
                          7.3750             691.10             65
                          7.1250             691.10
MONGOMERY     IL 60538    2                  07/31/06           00
0441743218                09                 09/01/06           0.0000
11254810                  N                  08/01/36
0

10857379      U05/G02     F                  334,960.00         ZZ
                          360                334,960.00         1
                          7.6250             2128.39            80
                          7.3750             2128.39
STATEN ISLAND NY 10306    1                  07/31/06           00
0441745247                07                 09/01/06           0.0000
3000986227                O                  08/01/36
0

10857457      253/253     F                  197,592.00         ZZ
                          360                197,592.00         1
                          7.1250             1173.21            80
                          6.8750             1173.21
PHOENIX       AZ 85041    1                  07/21/06           00
669513                    03                 09/01/06           0.0000
669513                    O                  08/01/36
0

10858555      E44/G02     F                  410,000.00         ZZ
                          360                410,000.00         1
                          7.2500             2796.92            75
                          7.0000             2796.92
TOQUERVILLE   UT 84774    5                  07/21/06           00
0441743002                03                 09/01/06           0.0000
42060049                  O                  08/01/36
0

10862735      U05/G02     F                  100,500.00         ZZ
                          360                100,500.00         1
                          7.6250             638.59             75
                          7.3750             638.59
RUPERT        ID 83350    5                  07/28/06           00
0441744786                05                 09/01/06           0.0000
3000971679                N                  08/01/36
0

Total Number of Loans     3,007

Total Original Balance    714,513,926.00

Total Principal Balance   713,940,004.75

Total Original P+I        4,604,843.82

Total Current P+I         4,604,818.76

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
9944488                                 0.2500
170450.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10230208                                0.2500
376000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10233010                                0.2500
81949.72                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10279741                                0.2500
1000000.00                              0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

10293777                                0.2500
975000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10310189                                0.2500
365000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10484444                                0.2500
198750.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10484494                                0.2500
167574.12                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10484868                                0.2500
309174.93                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10495266                                0.2500
159709.93                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10495294                                0.2500
319999.12                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10495342                                0.2500
157453.62                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10495394                                0.2500
231579.40                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10495404                                0.2500
299481.95                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10495422                                0.2500
264507.80                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10495484                                0.2500
415000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10495518                                0.2500
200000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10502592                                0.2500
255707.02                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10502596                                0.2500
265525.20                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10502598                                0.2500
168165.19                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10502608                                0.2500
199493.02                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10502614                                0.2500
128624.57                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10502616                                0.2500
266271.93                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10502620                                0.2500
219428.53                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10502622                                0.2500
249524.33                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10502634                                0.2500
79702.36                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10502660                                0.2500
149600.76                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10502674                                0.2500
108913.29                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10502678                                0.2500
423662.42                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

10502684                                0.2500
171495.89                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10502686                                0.2500
274501.44                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10502694                                0.2500
199454.63                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10502696                                0.2500
343039.06                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10502706                                0.2500
416225.49                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10502732                                0.2500
273687.24                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10502734                                0.2500
152715.81                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10502768                                0.2500
112506.99                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10502770                                0.2500
343988.90                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10502788                                0.2500
348457.59                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10502792                                0.2500
173502.12                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10502806                                0.2500
274730.40                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10502818                                0.2500
298986.46                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10502824                                0.2500
157463.87                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10502828                                0.2500
202604.47                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10502846                                0.2500
227678.34                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10502852                                0.2500
272811.32                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10502860                                0.2500
348974.24                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10502876                                0.2500
118929.12                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10502884                                0.2500
354981.34                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10502890                                0.2500
279139.37                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

10502898                                0.2500
119782.43                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10502924                                0.2500
349395.62                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10502930                                0.2500
119777.11                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10503274                                0.2500
416244.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10503282                                0.2500
261132.76                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10503286                                0.2500
123236.85                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10503288                                0.2500
98739.20                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10503292                                0.2500
99706.90                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10503294                                0.2500
153341.16                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10503298                                0.2500
275247.41                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10503300                                0.2500
257795.12                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10503304                                0.2500
139746.18                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10503330                                0.2500
113972.93                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10503334                                0.2500
209354.53                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

10503340                                0.2500
107923.27                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10503342                                0.2500
259517.08                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10503352                                0.2500
365286.72                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10503402                                0.2500
162510.75                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

10503404                                0.2500
64383.06                                0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10503408                                0.2500
183821.27                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10503424                                0.2500
507412.60                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10503432                                0.2500
222087.90                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10503436                                0.2500
133856.89                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10503464                                0.2500
415835.15                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10503474                                0.2500
245612.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10503476                                0.2500
239585.56                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10503488                                0.2500
374352.44                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10503498                                0.2500
143543.50                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10503500                                0.2500
132654.52                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10503506                                0.2500
132654.52                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10503512                                0.2500
268635.31                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10503516                                0.2500
104332.36                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10503522                                0.2500
219400.12                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10503534                                0.2500
109757.08                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10503536                                0.2500
61211.90                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10503552                                0.2500
180282.65                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10503558                                0.2500
624338.24                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10503562                                0.2500
64839.22                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10503580                                0.2500
128017.49                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10503582                                0.2500
99032.83                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10503588                                0.2500
472720.32                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10503602                                0.2500
169657.39                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10503614                                0.2500
186684.88                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10503628                                0.2500
219522.38                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10503630                                0.2500
167709.89                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10503652                                0.2500
53372.55                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10503654                                0.2500
169730.72                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10503664                                0.2500
115789.70                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10503698                                0.2500
149696.24                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10503700                                0.2500
126680.85                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10503708                                0.2500
168479.28                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10503710                                0.2500
92048.40                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10503714                                0.2500
168479.28                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10503718                                0.2500
104713.65                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10503720                                0.2500
416244.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10503726                                0.2500
168213.73                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10503728                                0.2500
110023.22                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10503736                                0.2500
98833.18                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10504590                                0.2500
107292.08                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10504592                                0.2500
136272.84                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10504600                                0.2500
155594.49                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10504602                                0.2500
182683.99                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10504610                                0.2500
274783.63                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

10504618                                0.2500
191463.65                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10504622                                0.2500
127157.32                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10504624                                0.2500
145699.88                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10504652                                0.2500
157579.46                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10504692                                0.2500
80870.05                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10504710                                0.2500
156045.56                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10504764                                0.2500
149940.63                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10504774                                0.2500
284657.37                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10504782                                0.2500
263409.84                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10504798                                0.2500
156517.42                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

10504860                                0.2500
65337.97                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10504872                                0.2500
138765.76                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10504874                                0.2500
110928.10                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10504886                                0.2500
134831.33                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10504892                                0.2500
98044.64                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10504900                                0.2500
246557.88                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10504904                                0.2500
132437.87                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10504956                                0.2500
110091.59                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10504964                                0.2500
175469.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

10504978                                0.2500
99831.50                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10504994                                0.2500
152375.75                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505008                                0.2500
202858.67                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10505022                                0.2500
119959.11                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10505028                                0.2500
303225.14                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10505060                                0.2500
121291.75                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505062                                0.2500
83787.05                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505082                                0.2500
47873.80                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505088                                0.2500
123677.89                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505112                                0.2500
110838.33                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505118                                0.2500
169866.16                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505134                                0.2500
216222.98                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10505140                                0.2500
53866.41                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10505154                                0.2500
118974.69                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10505166                                0.2500
191552.10                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10505210                                0.2500
164700.85                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10505212                                0.2500
98154.31                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505222                                0.2500
119797.78                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505224                                0.2500
259551.02                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505226                                0.2500
127699.10                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505234                                0.2500
43915.54                                0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10505250                                0.2500
123653.62                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10505252                                0.2500
123430.62                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10505256                                0.2500
279516.48                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505258                                0.2500
86102.89                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10505444                                0.2500
183430.51                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10505446                                0.2500
50538.43                                0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10505458                                0.2500
119792.78                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505462                                0.2500
78116.54                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505470                                0.2500
399309.26                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505508                                0.2500
399246.09                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505520                                0.2500
224421.19                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505522                                0.2500
77412.71                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10505526                                0.2500
161299.84                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10505528                                0.2500
122584.78                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505544                                0.2500
87655.21                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10505548                                0.2500
111214.91                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10505572                                0.2500
113681.55                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10505582                                0.2500
134755.24                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10505598                                0.2500
183522.03                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505772                                0.2500
199480.49                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505788                                0.2500
101424.55                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505806                                0.2500
207472.77                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505816                                0.2500
143751.32                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505818                                0.2500
274464.07                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10505822                                0.2500
83851.35                                0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10505824                                0.2500
95756.63                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505826                                0.2500
84784.54                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505836                                0.2500
227615.80                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505838                                0.2500
128527.29                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505868                                0.2500
159735.46                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10505876                                0.2500
150925.88                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10505878                                0.2500
84553.73                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505880                                0.2500
97822.32                                0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10505892                                0.2500
142952.71                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505896                                0.2500
234603.99                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505900                                0.2500
124903.14                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10505912                                0.2500
221856.22                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505918                                0.2500
88882.43                                0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10505920                                0.2500
147325.85                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10505926                                0.2500
69479.80                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10505942                                0.2500
71789.60                                0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10505954                                0.2500
190645.24                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10505958                                0.2500
193888.72                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505960                                0.2500
131782.97                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10505964                                0.2500
88647.32                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10505966                                0.2500
108797.55                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10519378                                0.2500
234529.70                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10519398                                0.2500
316964.80                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10519412                                0.2500
79854.90                                0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10520998                                0.2500
94833.87                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521418                                0.2500
277531.54                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521422                                0.2500
237608.18                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10521424                                0.2500
237618.20                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10521426                                0.2500
190278.82                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521428                                0.2500
204471.47                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10521432                                0.2500
169827.13                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10521440                                0.2500
110400.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10521444                                0.2500
151682.24                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10521446                                0.2500
998562.50                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10521458                                0.2500
302708.27                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521460                                0.2500
279632.42                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10521464                                0.2500
323454.04                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521466                                0.2500
101622.20                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10521468                                0.2500
270183.76                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10521474                                0.2500
205000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10521488                                0.2500
150152.70                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10521498                                0.2500
169699.19                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10521500                                0.2500
79892.27                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10521502                                0.2500
299456.11                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10521504                                0.2500
263505.19                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10521506                                0.2500
143757.35                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521508                                0.2500
85837.99                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10521514                                0.2500
99024.92                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521516                                0.2500
131777.56                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521528                                0.2500
141988.26                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10521538                                0.2500
650075.49                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521540                                0.2500
59919.21                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10521542                                0.2500
194694.84                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10521546                                0.2500
234783.81                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10521554                                0.2500
132895.68                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521556                                0.2500
464940.64                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10521560                                0.2500
223622.53                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521562                                0.2500
622868.73                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10521568                                0.2500
364399.87                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10521576                                0.2500
239578.19                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521584                                0.2500
125383.11                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521590                                0.2500
172708.48                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521602                                0.2500
291551.78                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10521604                                0.2500
49936.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10521606                                0.2500
139738.66                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10521612                                0.2500
359363.01                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10521614                                0.2500
189477.46                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10521626                                0.2500
401558.68                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10521628                                0.2500
217651.91                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10521640                                0.2500
359463.97                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10521646                                0.2500
540564.94                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521650                                0.2500
142964.54                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10521662                                0.2500
305555.65                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10521664                                0.2500
42637.99                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10521668                                0.2500
161327.69                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521674                                0.2500
263544.12                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521680                                0.2500
159736.92                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10521682                                0.2500
195661.53                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521684                                0.2500
122550.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10521686                                0.2500
67111.78                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10521688                                0.2500
715732.72                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10521694                                0.2500
132277.60                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10521704                                0.2500
87848.03                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521706                                0.2500
235602.31                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521722                                0.2500
232012.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10521724                                0.2500
143296.77                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10521732                                0.2500
348147.77                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521736                                0.2500
204571.44                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10521744                                0.2500
159718.50                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10521752                                0.2500
134499.74                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10521756                                0.2500
518884.43                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10521758                                0.2500
257005.43                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521764                                0.2500
55211.28                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10521768                                0.2500
62846.33                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10521772                                0.2500
175737.94                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10521780                                0.2500
91859.55                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10521786                                0.2500
217600.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521798                                0.2500
175724.55                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10521800                                0.2500
145886.10                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10521802                                0.2500
241692.04                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521812                                0.2500
283533.06                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10521820                                0.2500
230532.54                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10521824                                0.2500
247582.09                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521826                                0.2500
154648.77                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10521834                                0.2500
191668.45                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521836                                0.2500
272528.57                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521850                                0.2500
238563.17                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10521852                                0.2500
204080.13                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10521862                                0.2500
199972.19                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10521864                                0.2500
118799.47                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521866                                0.2500
207761.78                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10521868                                0.2500
199723.82                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10521870                                0.2500
143920.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521878                                0.2500
107839.18                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10521888                                0.2500
87862.28                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10521890                                0.2500
233206.36                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521894                                0.2500
369289.49                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521914                                0.2500
147750.62                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10521926                                0.2500
74870.49                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521932                                0.2500
669097.88                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10521960                                0.2500
104181.25                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10521964                                0.2500
311535.45                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10521976                                0.2500
162330.36                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10521986                                0.2500
163716.79                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10521996                                0.2500
319523.54                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10522000                                0.2500
104000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10522004                                0.2500
316000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10522006                                0.2500
86250.69                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10522008                                0.2500
812450.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10522012                                0.2500
245000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10522016                                0.2500
225655.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10522022                                0.2500
86999.40                                0.0800
8.7500                                  0.0000
8.5000                                  0.0000
8.4200
6.5000                                  1.9200

10522024                                0.2500
439376.89                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10522028                                0.2500
464000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10522030                                0.2500
279507.16                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10522032                                0.2500
114157.40                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10522036                                0.2500
393600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10522046                                0.2500
279583.08                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10522050                                0.2500
307655.69                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10522062                                0.2500
587079.83                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10522066                                0.2500
140967.84                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10522072                                0.2500
380000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10522074                                0.2500
338979.08                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10522092                                0.2500
195854.53                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10522098                                0.2500
183726.03                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10522100                                0.2500
61496.20                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10522108                                0.2500
175211.44                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10522110                                0.2500
648877.57                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10522112                                0.2500
375000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10522298                                0.2500
211143.60                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10522310                                0.2500
155344.15                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10522312                                0.2500
423336.48                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10522316                                0.2500
759002.34                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10522354                                0.2500
146182.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10522362                                0.2500
143780.17                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10522374                                0.2500
615150.04                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10522378                                0.2500
63909.35                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10522386                                0.2500
107835.13                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10522388                                0.2500
237030.02                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10522402                                0.2500
175696.07                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10522406                                0.2500
269533.75                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10522414                                0.2500
247639.86                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10522418                                0.2500
395364.76                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10522430                                0.2500
143957.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10522434                                0.2500
170711.85                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10522440                                0.2500
360000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10522448                                0.2500
191846.46                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10522456                                0.2500
147269.16                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10539148                                0.2500
267150.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10542370                                0.2500
220650.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10543236                                0.2500
389200.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10543734                                0.2500
392000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10544836                                0.2500
286400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10545490                                0.2500
299250.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10545496                                0.2500
1885000.00                              0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10545864                                0.2500
676000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10545866                                0.2500
593912.77                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10545868                                0.2500
190240.04                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10545878                                0.2500
184859.23                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10545880                                0.2500
429647.53                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10545884                                0.2500
199351.95                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10545886                                0.2500
115911.74                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10545888                                0.2500
315747.30                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10545894                                0.2500
159878.25                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10545904                                0.2500
123597.41                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10545906                                0.2500
243799.99                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10545908                                0.2500
203200.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10545914                                0.2500
155000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10545916                                0.2500
81531.45                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10545918                                0.2500
303338.26                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10545920                                0.2500
128000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10545922                                0.2500
164768.13                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10545930                                0.2500
278965.43                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10545938                                0.2500
225000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10545940                                0.2500
308000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10545944                                0.2500
259792.08                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10545946                                0.2500
108000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10545950                                0.2500
553000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10545956                                0.2500
152674.75                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10545958                                0.2500
229801.97                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10545960                                0.2500
237300.47                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10545972                                0.2500
210400.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10545974                                0.2500
549526.46                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10545976                                0.2500
270960.73                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10545980                                0.2500
213316.18                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10545982                                0.2500
373661.90                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10545984                                0.2500
108708.59                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10545988                                0.2500
373685.80                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10545990                                0.2500
214015.58                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10545992                                0.2500
495572.95                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10545994                                0.2500
331721.08                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10545996                                0.2500
237738.75                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10545998                                0.2500
323727.80                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10546002                                0.2500
244309.27                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10546004                                0.2500
540349.10                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10546006                                0.2500
474890.77                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10546010                                0.2500
450000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10546012                                0.2500
222600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10546014                                0.2500
212017.30                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10546016                                0.2500
175000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10546018                                0.2500
512000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10546020                                0.2500
675000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10546022                                0.2500
390663.36                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10546026                                0.2500
235112.79                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10546030                                0.2500
203840.86                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10546032                                0.2500
203840.86                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10546034                                0.2500
148000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10546038                                0.2500
151200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10546040                                0.2500
171200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10546042                                0.2500
232000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10546046                                0.2500
315707.32                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10546050                                0.2500
138400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10546052                                0.2500
109902.95                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10546054                                0.2500
294746.02                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10546056                                0.2500
193452.68                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10546060                                0.2500
195850.86                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10546062                                0.2500
95915.30                                0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10546068                                0.2500
318425.61                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10546070                                0.2500
149880.05                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10546074                                0.2500
170105.75                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10546076                                0.2500
203824.36                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10546082                                0.2500
160433.39                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10546084                                0.2500
180000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10546088                                0.2500
256578.90                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10546090                                0.2500
309733.10                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10546092                                0.2500
231200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10546096                                0.2500
223007.83                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10546100                                0.2500
119908.69                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10546106                                0.2500
167950.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10546112                                0.2500
126306.19                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10546114                                0.2500
183750.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10546116                                0.2500
270400.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10546120                                0.2500
205535.50                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10550740                                0.2500
292800.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10550756                                0.2500
207675.38                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10555851                                0.2500
322400.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10556442                                0.2500
157950.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10560456                                0.2500
132000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10566676                                0.2500
208000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10566678                                0.2500
158600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10573902                                0.2500
214300.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10573936                                0.2500
240000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10573942                                0.2500
164000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10573946                                0.2500
253000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10573952                                0.2500
271900.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10574472                                0.2500
324000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10574478                                0.2500
267900.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10575634                                0.2500
234600.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10575640                                0.2500
660000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10575824                                0.2500
140000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10576390                                0.2500
239900.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10576392                                0.2500
392000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10580910                                0.2500
534000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10581176                                0.2500
217600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10581306                                0.2500
498750.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10582504                                0.2500
264000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10582514                                0.2500
224000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10582936                                0.2500
284000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10583112                                0.2500
192500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10583211                                0.2500
128000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10584232                                0.2500
780000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10584516                                0.2500
115500.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10584518                                0.2500
131900.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10584520                                0.2500
332000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10584530                                0.2500
218400.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10584534                                0.2500
124000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10584544                                0.2500
341200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10584566                                0.2500
121400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10584568                                0.2500
120650.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10584584                                0.2500
208800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10584592                                0.2500
103200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10584602                                0.2500
230000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10584668                                0.2500
134300.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10584670                                0.2500
103750.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10587780                                0.2500
318400.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10587782                                0.2500
725000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10588000                                0.2500
211200.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10588294                                0.2500
107000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10588426                                0.2500
665000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10588436                                0.2500
323500.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10588438                                0.2500
248000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10590268                                0.2500
480000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10590278                                0.2500
254400.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10590766                                0.2500
321550.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10590912                                0.2500
210400.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10590918                                0.2500
384000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10591078                                0.2500
200000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10591232                                0.2500
398900.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10591834                                0.2500
170000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10591836                                0.2500
182400.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10592102                                0.2500
356000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10592110                                0.2500
325000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10592112                                0.2500
148000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10592124                                0.2500
469950.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10592755                                0.2500
157860.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10593132                                0.2500
336000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10594103                                0.2500
271500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10606243                                0.2500
710150.57                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10606359                                0.2500
499141.72                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607845                                0.2500
116332.18                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10624187                                0.2500
88461.08                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10627233                                0.2500
77294.53                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10629873                                0.2500
256398.13                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10633019                                0.2500
197760.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10634081                                0.2500
179195.27                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10642953                                0.2500
172720.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10644005                                0.2500
144356.34                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10645297                                0.2500
172720.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10645613                                0.2500
65597.30                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10648041                                0.2500
271552.81                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10648741                                0.2500
122078.22                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10653493                                0.2500
279539.62                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10654581                                0.2500
109805.37                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10657367                                0.2500
259551.02                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10657815                                0.2500
158968.81                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10658965                                0.2500
133280.50                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10659071                                0.2500
153534.41                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10659081                                0.2500
105831.05                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10659119                                0.2500
67317.81                                0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10659201                                0.2500
183332.85                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10659251                                0.2500
159672.92                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

10660273                                0.2500
173227.65                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10661705                                0.2500
201500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10661901                                0.2500
45396.82                                0.0800
8.8750                                  0.0000
8.6250                                  0.0000
8.5450
6.5000                                  2.0450

10662161                                0.2500
748098.87                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10662303                                0.2500
153050.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10662569                                0.2500
124634.63                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10662589                                0.2500
650000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10662665                                0.2500
417000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10664521                                0.2500
189750.60                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10665559                                0.2500
449115.94                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10665649                                0.2500
138477.50                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10667277                                0.2500
131996.68                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10671071                                0.2500
144888.51                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10675867                                0.2500
254727.71                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10675875                                0.2500
266000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10675927                                0.2500
227566.19                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10676109                                0.2500
205000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10676273                                0.2500
113750.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10676403                                0.2500
52439.48                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10676501                                0.2500
112714.17                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10676545                                0.2500
157175.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10676553                                0.2500
154164.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10679301                                0.2500
165329.85                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10679327                                0.2500
98154.24                                0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10679339                                0.2500
178100.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10679453                                0.2500
145728.84                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10679479                                0.2500
132000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10679497                                0.2500
168194.53                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10679533                                0.2500
183920.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10679535                                0.2500
207666.35                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10679641                                0.2500
330913.44                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10679665                                0.2500
243700.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10679673                                0.2500
66385.16                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10679697                                0.2500
159610.11                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10679737                                0.2500
163709.82                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10679769                                0.2500
112255.82                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10679773                                0.2500
263797.14                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10680467                                0.2500
275546.24                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10689265                                0.2500
141760.72                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10691949                                0.2500
900000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10693075                                0.2500
115200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10693987                                0.2500
223126.99                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10694143                                0.2500
347427.82                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10695747                                0.2500
115305.38                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10696261                                0.2500
205635.50                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10696327                                0.2500
399292.20                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10696427                                0.2500
598963.91                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10696429                                0.2500
195661.55                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10696505                                0.2500
147731.69                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10696551                                0.2500
224611.47                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10696601                                0.2500
712826.07                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10696647                                0.2500
449241.73                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10696709                                0.2500
63900.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10696729                                0.2500
165468.85                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10696741                                0.2500
70000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10696773                                0.2500
499136.60                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10697043                                0.2500
67923.47                                0.0800
8.8750                                  0.0000
8.6250                                  0.0000
8.5450
6.5000                                  2.0450

10697325                                0.2500
143879.02                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10697439                                0.2500
79428.14                                0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10699223                                0.2500
148275.33                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10700937                                0.2500
117960.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10702511                                0.2500
230851.12                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10702767                                0.2500
87931.35                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10702845                                0.2500
144181.72                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10702953                                0.2500
233521.84                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10704649                                0.2500
317150.23                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10705853                                0.2500
193373.59                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10706173                                0.2500
179097.68                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10706711                                0.2500
128992.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10706877                                0.2500
191834.69                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10708387                                0.2500
197024.21                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10708407                                0.2500
199637.40                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10708459                                0.2500
280000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10708463                                0.2500
312000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10708521                                0.2500
649983.31                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10708539                                0.2500
252800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10708567                                0.2500
300000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10709005                                0.2500
149728.07                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10709013                                0.2500
307000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10709017                                0.2500
130756.69                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10709085                                0.2500
215940.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10710185                                0.2500
121093.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10710187                                0.2500
120393.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10710381                                0.2500
127905.01                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10710383                                0.2500
227830.79                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10710571                                0.2500
126795.98                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10711459                                0.2500
198245.23                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10711551                                0.2500
101448.73                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10715115                                0.2500
125894.15                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10715263                                0.2500
92725.79                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10715321                                0.2500
308275.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10715465                                0.2500
177674.51                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10716675                                0.2500
227803.70                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10718873                                0.2500
70941.81                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10721307                                0.2500
166170.21                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10721471                                0.2500
234095.05                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10721843                                0.2500
330693.43                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10721897                                0.2500
137869.06                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10721919                                0.2500
97513.89                                0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10721991                                0.2500
228000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10722049                                0.2500
287939.35                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10722071                                0.2500
213769.02                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10722111                                0.2500
178196.01                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10722215                                0.2500
263921.60                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10722303                                0.2500
156750.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10722473                                0.2500
189532.63                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10723399                                0.2500
430600.81                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10723459                                0.2500
187523.44                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10723463                                0.2500
249557.64                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10723515                                0.2500
179848.77                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10723973                                0.2500
100580.22                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10723979                                0.2500
118090.67                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10723993                                0.2500
302501.81                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10724055                                0.2500
126546.68                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10724067                                0.2500
203656.26                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10724267                                0.2500
169327.93                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10724293                                0.2500
134766.88                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10724307                                0.2500
83500.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10724311                                0.2500
160000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10724315                                0.2500
105785.44                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10724335                                0.2500
147701.74                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10724553                                0.2500
130752.06                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10724557                                0.2500
361900.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10724573                                0.2500
311673.92                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10724581                                0.2500
375250.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10724591                                0.2500
153713.98                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10724597                                0.2500
288000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10724609                                0.2500
275349.91                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10724629                                0.2500
305900.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10724637                                0.2500
157150.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10724649                                0.2500
100625.93                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10724661                                0.2500
130257.61                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10724695                                0.2500
365717.38                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10724725                                0.2500
404700.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10724741                                0.2500
245000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10724767                                0.2500
400000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10724777                                0.2500
224100.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10724783                                0.2500
252252.85                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10724791                                0.2500
267958.69                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10724793                                0.2500
133119.73                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10724849                                0.2500
196400.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10724945                                0.2500
366450.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10724967                                0.2500
308800.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10724969                                0.2500
257900.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10724981                                0.2500
224050.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10724993                                0.2500
414900.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10725215                                0.2500
144000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10725769                                0.2500
115918.13                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10725823                                0.2500
123500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10725927                                0.2500
136685.07                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10726059                                0.2500
106000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10726065                                0.2500
104918.09                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10726583                                0.2500
129600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10726597                                0.2500
1300000.00                              0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

10726637                                0.2500
185263.51                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10726711                                0.2500
79840.32                                0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

10728053                                0.2500
237557.96                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10728057                                0.2500
103686.69                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10728063                                0.2500
208114.46                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10728067                                0.2500
145753.98                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10728083                                0.2500
128578.96                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10728087                                0.2500
416712.29                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10728101                                0.2500
360000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10728105                                0.2500
123291.89                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10728133                                0.2500
342393.09                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10728257                                0.2500
625300.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10728265                                0.2500
118729.44                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10728273                                0.2500
204671.16                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10728279                                0.2500
55027.12                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10728391                                0.2500
245600.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10729917                                0.2500
259776.14                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10731855                                0.2500
131492.13                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10732021                                0.2500
71954.09                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10732053                                0.2500
277641.55                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10732333                                0.2500
132800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10732387                                0.2500
438381.39                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10732391                                0.2500
416632.09                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10732667                                0.2500
448500.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10732841                                0.2500
493195.40                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10732843                                0.2500
283761.40                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10732845                                0.2500
165614.14                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10732849                                0.2500
164000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10732855                                0.2500
127200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10732859                                0.2500
199823.55                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10732863                                0.2500
240000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10732865                                0.2500
151892.72                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10732867                                0.2500
108806.15                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10732869                                0.2500
284000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10732877                                0.2500
284000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10732879                                0.2500
298748.80                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10732885                                0.2500
510000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10732887                                0.2500
119899.19                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10732895                                0.2500
279781.58                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10732899                                0.2500
143876.02                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10732909                                0.2500
154876.05                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10732911                                0.2500
149488.98                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10732913                                0.2500
310495.28                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10732917                                0.2500
298748.80                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10732943                                0.2500
153000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10732973                                0.2500
174856.55                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10732981                                0.2500
117000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10732985                                0.2500
327000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10733001                                0.2500
111900.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10733009                                0.2500
524569.66                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10733029                                0.2500
522142.36                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10733033                                0.2500
169600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10733035                                0.2500
124594.80                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10733039                                0.2500
351313.97                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10733041                                0.2500
649950.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10733049                                0.2500
175659.38                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10733061                                0.2500
193445.18                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10733065                                0.2500
54654.05                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10733071                                0.2500
380000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10733073                                0.2500
235200.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10733089                                0.2500
379600.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10733091                                0.2500
123898.35                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10733099                                0.2500
199827.80                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10733101                                0.2500
199827.80                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10733105                                0.2500
152800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10733109                                0.2500
127093.14                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10733111                                0.2500
113600.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10733117                                0.2500
205727.02                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10733127                                0.2500
218350.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10733133                                0.2500
223725.34                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10733143                                0.2500
140681.71                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10733155                                0.2500
163716.81                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10733157                                0.2500
416658.19                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10733165                                0.2500
197591.27                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10733171                                0.2500
168000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10733177                                0.2500
321940.89                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10733195                                0.2500
503191.53                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10733209                                0.2500
375000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10733217                                0.2500
210905.77                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10733221                                0.2500
88557.58                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10733229                                0.2500
251948.70                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10733237                                0.2500
580274.95                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10733241                                0.2500
74739.22                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10733267                                0.2500
371709.80                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10733269                                0.2500
187867.31                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10733275                                0.2500
153100.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10733289                                0.2500
79937.59                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10733291                                0.2500
254805.97                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10733297                                0.2500
284444.54                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10734125                                0.2500
169860.65                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10734299                                0.2500
527556.41                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10734323                                0.2500
162119.56                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10734335                                0.2500
168300.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10734361                                0.2500
115864.57                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10734365                                0.2500
109810.05                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10734479                                0.2500
276800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10734495                                0.2500
335433.81                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10734497                                0.2500
94618.90                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10734509                                0.2500
171760.07                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10734529                                0.2500
116590.31                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10734537                                0.2500
226576.84                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10736373                                0.2500
158259.56                               0.0300
6.6000                                  0.0000
6.3500                                  0.0000
6.3200
6.3200                                  0.0000

10736493                                0.2500
50494.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10736533                                0.2500
223658.07                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10736697                                0.2500
151875.41                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10737625                                0.2500
508212.71                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10737951                                0.2500
360660.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10738907                                0.2500
122309.16                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10738961                                0.2500
354120.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10739451                                0.2500
783644.45                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10739463                                0.2500
597719.91                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10739479                                0.2500
658887.84                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10739535                                0.2500
549050.23                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10739565                                0.2500
881760.76                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10739627                                0.2500
126000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10739981                                0.2500
245000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10739983                                0.2500
202500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10740299                                0.2500
96000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10741633                                0.2500
239595.58                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10742159                                0.2500
79136.66                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10742309                                0.2500
209805.50                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10742461                                0.2500
127381.91                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10742475                                0.2500
136000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10743549                                0.2500
198200.00                               0.0800
6.9990                                  0.0000
6.7490                                  0.0000
6.6690
6.5000                                  0.1690

10743927                                0.2500
255805.20                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10743967                                0.2500
86662.04                                0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10744017                                0.2500
380188.10                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10744083                                0.2500
167865.65                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10744357                                0.2500
187845.90                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10744365                                0.2500
147481.97                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10744437                                0.2500
187853.34                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10744455                                0.2500
218616.18                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10744489                                0.2500
165500.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10744527                                0.2500
71949.18                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10744679                                0.2500
94510.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10745425                                0.2500
107907.01                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10745543                                0.2500
79562.38                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10746749                                0.2500
174690.36                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10746943                                0.2500
244013.13                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10747661                                0.2500
341100.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10747707                                0.2500
112900.30                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10747745                                0.2500
133561.73                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10747765                                0.2500
69948.05                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10747829                                0.2500
181839.42                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10747861                                0.2500
71867.94                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10747875                                0.2500
191838.70                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10747889                                0.2500
199200.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10747901                                0.2500
238500.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10748021                                0.2500
413500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10748231                                0.2500
201600.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10748283                                0.2500
375200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10748333                                0.2500
189340.80                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10749147                                0.2500
75707.01                                0.0800
6.9900                                  0.0000
6.7400                                  0.0000
6.6600
6.5000                                  0.1600

10749221                                0.2500
100291.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10749331                                0.2500
115918.13                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10750963                                0.2500
92000.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10752177                                0.2500
135472.08                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10752915                                0.2500
138580.29                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10752921                                0.2500
60649.63                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10752949                                0.2500
471703.81                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10752957                                0.2500
632733.39                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10752961                                0.2500
247573.23                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10752965                                0.2500
139758.24                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10752967                                0.2500
309739.56                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10752969                                0.2500
210818.34                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10752971                                0.2500
219638.27                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10752977                                0.2500
134772.53                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10752981                                0.2500
175872.61                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10752987                                0.2500
266738.61                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10752989                                0.2500
119758.16                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10752993                                0.2500
136375.41                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10753007                                0.2500
143879.02                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753017                                0.2500
150807.70                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10753021                                0.2500
226924.50                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753025                                0.2500
107239.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753059                                0.2500
274501.44                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10753065                                0.2500
134167.91                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10753069                                0.2500
139758.24                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10753071                                0.2500
381115.31                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10753073                                0.2500
270743.01                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753079                                0.2500
153186.96                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10753083                                0.2500
1118203.38                              0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10753097                                0.2500
169720.50                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10753117                                0.2500
191569.85                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10753127                                0.2500
99946.50                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10753131                                0.2500
295501.22                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753135                                0.2500
545057.16                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10753157                                0.2500
472103.04                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753159                                0.2500
216354.92                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10753161                                0.2500
220445.81                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10753165                                0.2500
411662.28                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10753207                                0.2500
183845.42                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753219                                0.2500
192650.11                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10753239                                0.2500
107010.32                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10753245                                0.2500
126107.15                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753247                                0.2500
271541.65                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753249                                0.2500
255033.19                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10753261                                0.2500
479182.86                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753265                                0.2500
208223.83                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10753271                                0.2500
299741.71                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10753279                                0.2500
132981.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10753283                                0.2500
114791.51                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10753303                                0.2500
136723.90                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753309                                0.2500
157334.44                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753317                                0.2500
238740.52                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10753323                                0.2500
287780.85                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10753329                                0.2500
166014.56                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10753339                                0.2500
240000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10753341                                0.2500
236976.75                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753345                                0.2500
173609.02                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753349                                0.2500
100000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10753359                                0.2500
385513.79                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10753381                                0.2500
194832.11                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10753383                                0.2500
113830.27                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10753387                                0.2500
791334.62                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753389                                0.2500
207114.25                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10753393                                0.2500
136236.33                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10753395                                0.2500
242600.46                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10753403                                0.2500
607581.58                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10753413                                0.2500
176868.64                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10753437                                0.2500
319737.70                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10753441                                0.2500
299747.96                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753443                                0.2500
198880.45                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10753447                                0.2500
192183.36                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10753457                                0.2500
335547.66                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10753833                                0.2500
189844.26                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10753923                                0.2500
80800.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10753925                                0.2500
81533.11                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10753929                                0.2500
133500.85                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10754053                                0.2500
134392.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10754073                                0.2500
56364.04                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10754081                                0.2500
117592.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10754149                                0.2500
296000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10754299                                0.2500
125840.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10754323                                0.2500
207825.26                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10754367                                0.2500
105517.62                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10754437                                0.2500
183856.47                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10754471                                0.2500
99905.11                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10755183                                0.2500
114310.76                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10755303                                0.2500
142380.28                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10755519                                0.2500
179779.60                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10755571                                0.2500
143079.69                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10755593                                0.2500
110000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10755609                                0.2500
400000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10755623                                0.2500
649440.36                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10755625                                0.2500
199610.23                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10755669                                0.2500
390000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10755673                                0.2500
108872.23                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10755675                                0.2500
278980.87                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10755683                                0.2500
253440.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10755695                                0.2500
132172.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10755699                                0.2500
1505000.00                              0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10755705                                0.2500
199819.19                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10755717                                0.2500
417000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10755719                                0.2500
297400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10755741                                0.2500
205826.93                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10755743                                0.2500
209823.57                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10755753                                0.2500
140568.86                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10755775                                0.2500
558350.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10755779                                0.2500
108600.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10755781                                0.2500
102210.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10755783                                0.2500
107640.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10755793                                0.2500
306742.08                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10757189                                0.2500
110402.51                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10757871                                0.2500
131992.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10757939                                0.2500
172730.23                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10758077                                0.2500
138886.06                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10758089                                0.2500
224000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10758217                                0.2500
155725.32                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10758373                                0.2500
147881.65                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10758523                                0.2500
103839.17                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10758557                                0.2500
151884.34                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10759197                                0.2500
159565.83                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10759449                                0.2500
373462.08                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10759779                                0.2500
367886.70                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10760067                                0.2500
167920.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10760111                                0.2500
261774.42                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10760553                                0.2500
328628.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10760619                                0.2500
176130.90                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10760699                                0.2500
149193.52                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10760721                                0.2500
116800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10760769                                0.2500
51965.11                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10762049                                0.2500
156561.76                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10762051                                0.2500
208649.33                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10762059                                0.2500
500559.63                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10762061                                0.2500
73007.20                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10762063                                0.2500
153158.55                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10762077                                0.2500
173278.25                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10762085                                0.2500
224800.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10762087                                0.2500
137243.37                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10762089                                0.2500
55261.94                                0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10762095                                0.2500
281333.74                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

10762101                                0.2500
110119.66                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

10762109                                0.2500
371650.75                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

10762111                                0.2500
237612.98                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10762119                                0.2500
249248.46                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

10762123                                0.2500
645000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10762133                                0.2500
159493.39                               0.0300
5.8750                                  0.0000
5.6250                                  0.0000
5.5950
5.5950                                  0.0000

10762147                                0.2500
525000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10762159                                0.2500
994439.36                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10762163                                0.2500
248267.01                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10762171                                0.2500
400000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10762175                                0.2500
132484.94                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10762177                                0.2500
183635.47                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10762185                                0.2500
316597.42                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10762187                                0.2500
312004.78                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10762197                                0.2500
134474.36                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10762199                                0.2500
401342.04                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10762201                                0.2500
414650.24                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10762805                                0.2500
184823.04                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10762833                                0.2500
110944.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10762873                                0.2500
106000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10762883                                0.2500
228607.78                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10762897                                0.2500
115904.92                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10762961                                0.2500
88127.70                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10762983                                0.2500
83929.43                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10762985                                0.2500
80250.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10762997                                0.2500
127905.01                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10763059                                0.2500
263788.88                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10763183                                0.2500
190254.12                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10763187                                0.2500
190543.69                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10763193                                0.2500
267790.94                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10763205                                0.2500
156877.52                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10763223                                0.2500
130625.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10763253                                0.2500
93280.00                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10763269                                0.2500
139890.78                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10763291                                0.2500
154719.91                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10763307                                0.2500
114296.58                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10763389                                0.2500
256337.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10763447                                0.2500
251835.16                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10763461                                0.2500
232818.24                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10763485                                0.2500
50325.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10763493                                0.2500
118700.20                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10763557                                0.2500
99048.26                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10763707                                0.2500
220000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10763807                                0.2500
49960.02                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10763847                                0.2500
171920.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10763863                                0.2500
94929.50                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10763971                                0.2500
116000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10764105                                0.2500
119903.50                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10764169                                0.2500
127892.46                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10764225                                0.2500
291884.79                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10764317                                0.2500
196800.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10764387                                0.2500
131015.15                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10765621                                0.2500
148786.69                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10765655                                0.2500
104546.30                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10765669                                0.2500
145177.93                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10765861                                0.2500
382500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10766335                                0.2500
294000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10766459                                0.2500
98550.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10766489                                0.2500
212000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10767007                                0.2500
231827.82                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10767009                                0.2500
117600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10767027                                0.2500
123900.84                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10767051                                0.2500
99913.90                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10767061                                0.2500
98914.77                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10767119                                0.2500
303518.87                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10767185                                0.2500
467200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10767223                                0.2500
113504.56                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10767229                                0.2500
73551.85                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10767263                                0.2500
588363.02                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10767285                                0.2500
187600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10767307                                0.2500
171862.45                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10767403                                0.2500
359719.17                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10767453                                0.2500
140000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10767481                                0.2500
170866.61                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10767817                                0.2500
120600.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10767825                                0.2500
120396.25                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10768003                                0.2500
489617.76                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10768093                                0.2500
223911.61                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10768193                                0.2500
92424.18                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10768957                                0.2500
340200.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10768963                                0.2500
115904.92                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10769027                                0.2500
77149.50                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10769061                                0.2500
224000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10769089                                0.2500
80000.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10769093                                0.2500
188000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10769097                                0.2500
105950.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10769165                                0.2500
144889.67                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10769187                                0.2500
221418.36                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10769197                                0.2500
146000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10769205                                0.2500
288000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10769229                                0.2500
284000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10769231                                0.2500
65000.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10769251                                0.2500
116800.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10769253                                0.2500
390000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10769319                                0.2500
116800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10769335                                0.2500
158000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10769355                                0.2500
87201.30                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10769419                                0.2500
152381.03                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10769421                                0.2500
174947.47                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10769461                                0.2500
267000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10769483                                0.2500
195040.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10769877                                0.2500
100800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10770091                                0.2500
212833.84                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10770121                                0.2500
549490.60                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10770277                                0.2500
111920.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10770415                                0.2500
399724.72                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10770463                                0.2500
89929.79                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10770467                                0.2500
108908.43                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10770591                                0.2500
125050.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10770605                                0.2500
193239.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10770627                                0.2500
222113.23                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10770669                                0.2500
232599.57                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10770691                                0.2500
168854.49                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10770887                                0.2500
192000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10770899                                0.2500
199920.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10770927                                0.2500
99000.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10770931                                0.2500
309000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10770939                                0.2500
158400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10770957                                0.2500
162400.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10770977                                0.2500
196634.66                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10771041                                0.2500
257000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10771079                                0.2500
417000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10771203                                0.2500
119390.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10771239                                0.2500
93600.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10771249                                0.2500
184800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10771263                                0.2500
114912.49                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10771285                                0.2500
175852.14                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10771297                                0.2500
90400.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10771347                                0.2500
325600.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10771365                                0.2500
300000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10771403                                0.2500
131909.16                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10771409                                0.2500
316000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10771433                                0.2500
356000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10771449                                0.2500
113600.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10771451                                0.2500
93360.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10771473                                0.2500
399687.96                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10771491                                0.2500
160000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10771493                                0.2500
214819.37                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10771507                                0.2500
65000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10771517                                0.2500
185436.25                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10771525                                0.2500
450000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10771967                                0.2500
83000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10774601                                0.2500
367198.76                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10774671                                0.2500
208000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10774797                                0.2500
327600.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10774821                                0.2500
349000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10775101                                0.2500
186341.60                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10775351                                0.2500
200000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10775369                                0.2500
362000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10775373                                0.2500
134292.52                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10775421                                0.2500
119250.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10775487                                0.2500
152000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10775489                                0.2500
235806.56                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10775515                                0.2500
616000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10775539                                0.2500
417000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10775601                                0.2500
315900.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10775625                                0.2500
130000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10775633                                0.2500
101250.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10775657                                0.2500
148000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10775673                                0.2500
165360.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10775679                                0.2500
260500.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10775693                                0.2500
151000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10775717                                0.2500
164000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10775723                                0.2500
117832.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10775823                                0.2500
63160.71                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10775905                                0.2500
357853.73                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10776715                                0.2500
193000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10776725                                0.2500
140000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10776799                                0.2500
166266.93                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10776871                                0.2500
146285.79                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10777185                                0.2500
172000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10777217                                0.2500
355786.43                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10778889                                0.2500
110000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10778899                                0.2500
138550.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10778913                                0.2500
299771.72                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10778941                                0.2500
184000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10778955                                0.2500
152000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10778959                                0.2500
294400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10778963                                0.2500
352000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10778991                                0.2500
126400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10779015                                0.2500
201600.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10779027                                0.2500
175000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10779083                                0.2500
146400.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10779099                                0.2500
144800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10779119                                0.2500
160800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10779127                                0.2500
228000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10779139                                0.2500
88800.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10779183                                0.2500
106400.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10779203                                0.2500
330000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10779209                                0.2500
86400.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10779219                                0.2500
90000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10779241                                0.2500
105520.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10779269                                0.2500
106400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10779285                                0.2500
264550.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10779307                                0.2500
276500.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10779313                                0.2500
278600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10779319                                0.2500
110000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10779351                                0.2500
136696.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10779411                                0.2500
292500.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10779413                                0.2500
210000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10779479                                0.2500
150400.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10779493                                0.2500
199858.85                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10779507                                0.2500
92392.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10779521                                0.2500
154000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10779531                                0.2500
213600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10779549                                0.2500
123200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10779977                                0.2500
699397.31                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10779983                                0.2500
148271.33                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10779985                                0.2500
786400.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10779989                                0.2500
102919.65                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10779993                                0.2500
173800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10779995                                0.2500
249700.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10779997                                0.2500
171809.05                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10779999                                0.2500
180598.15                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780001                                0.2500
325505.47                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10780003                                0.2500
166979.06                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10780005                                0.2500
336000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10780007                                0.2500
240000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10780009                                0.2500
162800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10780011                                0.2500
362794.95                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780017                                0.2500
444098.17                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10780019                                0.2500
256000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10780025                                0.2500
154217.11                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780029                                0.2500
368000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10780031                                0.2500
165860.53                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780037                                0.2500
959200.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10780039                                0.2500
306178.23                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10780041                                0.2500
396000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780045                                0.2500
489578.11                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780047                                0.2500
286549.99                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780049                                0.2500
374511.13                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10780051                                0.2500
78800.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10780053                                0.2500
86000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10780055                                0.2500
572000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10780057                                0.2500
133950.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10780063                                0.2500
264172.36                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780065                                0.2500
432027.71                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780069                                0.2500
140800.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10780071                                0.2500
366007.08                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10780073                                0.2500
287950.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10780075                                0.2500
248151.40                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10780079                                0.2500
246352.84                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10780081                                0.2500
147975.57                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780083                                0.2500
179806.10                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10780087                                0.2500
430201.18                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10780089                                0.2500
207175.79                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780091                                0.2500
105950.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10780095                                0.2500
181200.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780097                                0.2500
214460.62                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10780101                                0.2500
195323.26                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10780105                                0.2500
189850.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10780109                                0.2500
446951.06                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10780111                                0.2500
462750.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10780113                                0.2500
123950.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10780117                                0.2500
209377.89                               0.0800
6.9900                                  0.0000
6.7400                                  0.0000
6.6600
6.5000                                  0.1600

10780119                                0.2500
240502.69                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10780123                                0.2500
123101.48                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10780125                                0.2500
281850.00                               0.0800
8.5000                                  0.0000
8.2500                                  0.0000
8.1700
6.5000                                  1.6700

10780127                                0.2500
568000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780133                                0.2500
110700.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10780135                                0.2500
101764.43                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780149                                0.2500
327450.65                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10780151                                0.2500
151300.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10780153                                0.2500
185405.25                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10780155                                0.2500
203750.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10780157                                0.2500
368283.26                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10780161                                0.2500
220360.11                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780163                                0.2500
258703.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10780165                                0.2500
169000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10780169                                0.2500
363920.71                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10780171                                0.2500
314700.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10780179                                0.2500
432054.22                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10780181                                0.2500
153800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10780183                                0.2500
127000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10780185                                0.2500
133800.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10780187                                0.2500
127450.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10780189                                0.2500
121150.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10780191                                0.2500
127450.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10780193                                0.2500
126700.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10780195                                0.2500
133400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10780197                                0.2500
326550.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780199                                0.2500
118050.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10780205                                0.2500
303300.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10780207                                0.2500
293050.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10780209                                0.2500
519449.99                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10780211                                0.2500
151900.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10780213                                0.2500
129890.78                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780215                                0.2500
302750.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10780217                                0.2500
837600.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10780219                                0.2500
346879.18                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10780223                                0.2500
255599.99                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10780225                                0.2500
530350.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780231                                0.2500
298950.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10780235                                0.2500
337200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10780237                                0.2500
479950.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10780239                                0.2500
149873.98                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780241                                0.2500
250000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10780243                                0.2500
144178.77                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780245                                0.2500
151369.56                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780249                                0.2500
60000.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780251                                0.2500
358106.22                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10780253                                0.2500
163300.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10780255                                0.2500
112255.61                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780259                                0.2500
171100.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10780261                                0.2500
272000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10780263                                0.2500
224606.45                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780265                                0.2500
195518.74                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10780269                                0.2500
342900.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10780271                                0.2500
502400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780273                                0.2500
244304.47                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10780275                                0.2500
247270.76                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10780277                                0.2500
158200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10780283                                0.2500
201550.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10780289                                0.2500
125109.38                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10780291                                0.2500
417000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780295                                0.2500
330000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10780297                                0.2500
442400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780301                                0.2500
274350.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10780307                                0.2500
120000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10780309                                0.2500
399950.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10780311                                0.2500
337700.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10780313                                0.2500
478745.31                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10780317                                0.2500
506000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780319                                0.2500
131039.81                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10780321                                0.2500
234847.63                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780325                                0.2500
250850.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10780339                                0.2500
127100.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10780351                                0.2500
190000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780361                                0.2500
206000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780363                                0.2500
248900.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10780385                                0.2500
125100.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10780431                                0.2500
242046.48                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10781237                                0.2500
223816.39                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10781489                                0.2500
91731.87                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10781641                                0.2500
440000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10781793                                0.2500
420000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10781819                                0.2500
417000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10781877                                0.2500
145600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10781947                                0.2500
156000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10781971                                0.2500
596000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10781983                                0.2500
566250.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10781987                                0.2500
230194.86                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10781991                                0.2500
200000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10781997                                0.2500
280000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10781999                                0.2500
217600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10782023                                0.2500
127200.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10782033                                0.2500
85495.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10782051                                0.2500
232000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10782053                                0.2500
79920.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10782055                                0.2500
152800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10782081                                0.2500
370000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10782115                                0.2500
188000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10782125                                0.2500
139200.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10782143                                0.2500
165600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10782189                                0.2500
164000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10782217                                0.2500
156720.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10782299                                0.2500
135200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10782333                                0.2500
109200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10782339                                0.2500
159850.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10782349                                0.2500
244000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10782369                                0.2500
151200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10782385                                0.2500
107000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10782781                                0.2500
206853.90                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10782907                                0.2500
187920.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10783341                                0.2500
368000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10783359                                0.2500
199851.57                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10783423                                0.2500
300000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10783435                                0.2500
136000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10783475                                0.2500
881150.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10783549                                0.2500
324000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10783579                                0.2500
147600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10783995                                0.2500
431250.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10784067                                0.2500
479634.76                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10784593                                0.2500
376000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10784621                                0.2500
259500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10784633                                0.2500
134000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10784663                                0.2500
300000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10784681                                0.2500
548000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10784685                                0.2500
226400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10784697                                0.2500
135920.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10784707                                0.2500
103500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10784713                                0.2500
164500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10784719                                0.2500
149760.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10784727                                0.2500
164000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10784737                                0.2500
425700.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10784739                                0.2500
410000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10784743                                0.2500
264000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10784745                                0.2500
280000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10784759                                0.2500
1430000.00                              0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10784769                                0.2500
198750.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10784783                                0.2500
122400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10784787                                0.2500
153750.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10784789                                0.2500
434677.17                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10784791                                0.2500
126270.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10784801                                0.2500
359704.91                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10784809                                0.2500
352000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10784835                                0.2500
152000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10784837                                0.2500
171200.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10784867                                0.2500
140000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10784897                                0.2500
123500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10784911                                0.2500
205600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10784915                                0.2500
220000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10784927                                0.2500
75750.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10784935                                0.2500
222400.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10784945                                0.2500
240000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10784993                                0.2500
188713.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10785047                                0.2500
144000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10785081                                0.2500
401068.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10785087                                0.2500
127500.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10785105                                0.2500
200000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10785107                                0.2500
167200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10785109                                0.2500
114400.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10785131                                0.2500
94500.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10785135                                0.2500
165400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10785137                                0.2500
79120.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10786199                                0.2500
696425.17                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10786289                                0.2500
779360.64                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10786843                                0.2500
111700.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10786867                                0.2500
116300.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10786891                                0.2500
162500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10786899                                0.2500
115750.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10786903                                0.2500
380400.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10787191                                0.2500
647500.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10787607                                0.2500
221056.87                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787609                                0.2500
175851.67                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787617                                0.2500
190943.21                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10787621                                0.2500
207920.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10787623                                0.2500
429647.53                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10787629                                0.2500
218625.01                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10787631                                0.2500
146300.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787633                                0.2500
187845.37                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10787635                                0.2500
492643.18                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10787637                                0.2500
134187.17                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787643                                0.2500
809319.51                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787645                                0.2500
284766.39                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10787647                                0.2500
191834.69                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10787649                                0.2500
293764.90                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10787659                                0.2500
268590.31                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10787665                                0.2500
191838.70                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787669                                0.2500
647455.58                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787675                                0.2500
359297.89                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787677                                0.2500
102120.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10787679                                0.2500
159858.83                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10787681                                0.2500
456556.50                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10787685                                0.2500
114908.03                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10787699                                0.2500
599531.94                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10787701                                0.2500
324477.15                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10787703                                0.2500
339700.46                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10787705                                0.2500
98317.33                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787713                                0.2500
192837.86                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787715                                0.2500
431307.03                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10787717                                0.2500
776373.41                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10787721                                0.2500
79856.51                                0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10787729                                0.2500
287775.33                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10787737                                0.2500
310712.77                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10787751                                0.2500
148683.92                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10787757                                0.2500
152686.60                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10787761                                0.2500
188833.25                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10787773                                0.2500
389695.76                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10787791                                0.2500
827321.30                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10787795                                0.2500
296000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787807                                0.2500
203770.06                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10787819                                0.2500
284000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10787823                                0.2500
233388.82                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10787827                                0.2500
327744.13                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10787849                                0.2500
135811.31                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10787857                                0.2500
234816.68                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10787865                                0.2500
209823.58                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787881                                0.2500
206997.53                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787883                                0.2500
187769.73                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10787887                                0.2500
289762.29                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10787889                                0.2500
324920.01                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10787895                                0.2500
249795.07                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10787897                                0.2500
172590.57                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787899                                0.2500
203844.77                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10787901                                0.2500
266775.69                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787917                                0.2500
159862.24                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10787919                                0.2500
351757.76                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10787921                                0.2500
263804.07                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10787925                                0.2500
170863.25                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10787929                                0.2500
369665.52                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10787935                                0.2500
180790.35                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10787941                                0.2500
184356.07                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10787955                                0.2500
391678.68                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10787959                                0.2500
132208.95                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10787963                                0.2500
160075.03                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10787965                                0.2500
412477.98                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10787969                                0.2500
169867.38                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10787971                                0.2500
193520.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10787973                                0.2500
385667.66                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10787991                                0.2500
200000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10788001                                0.2500
474580.92                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10788023                                0.2500
101522.69                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10788237                                0.2500
113250.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10788253                                0.2500
167887.28                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10788301                                0.2500
87383.45                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10788327                                0.2500
545000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10788345                                0.2500
213750.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10788401                                0.2500
208500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10788517                                0.2500
275200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10788585                                0.2500
173500.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10788697                                0.2500
715000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10788833                                0.2500
271782.48                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10789083                                0.2500
72000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10789091                                0.2500
98360.00                                0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10789095                                0.2500
158000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10789105                                0.2500
104000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10789115                                0.2500
579590.64                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10789129                                0.2500
317600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10789153                                0.2500
560000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10789169                                0.2500
308000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10789171                                0.2500
103400.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10789175                                0.2500
246400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10789177                                0.2500
60000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10789181                                0.2500
336000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10789187                                0.2500
284000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10789207                                0.2500
179920.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10789223                                0.2500
142400.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10789227                                0.2500
204000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10789233                                0.2500
94760.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10789243                                0.2500
204000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10789247                                0.2500
159960.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10789255                                0.2500
123740.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10789261                                0.2500
303000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10789265                                0.2500
186200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10789267                                0.2500
167200.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10789269                                0.2500
166000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10789281                                0.2500
174400.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10789285                                0.2500
84900.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10789329                                0.2500
163280.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10789337                                0.2500
108000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10789359                                0.2500
170000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10789371                                0.2500
274880.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10789403                                0.2500
152000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10789411                                0.2500
86400.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10789433                                0.2500
111200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10789683                                0.2500
115000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10789691                                0.2500
131600.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10789693                                0.2500
148000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10790257                                0.2500
474091.46                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10790275                                0.2500
225600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10790307                                0.2500
292000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10790427                                0.2500
215854.77                               0.0800
7.9900                                  0.0000
7.7400                                  0.0000
7.6600
6.5000                                  1.1600

10790447                                0.2500
650000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10790449                                0.2500
194590.36                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10790451                                0.2500
194601.81                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10790453                                0.2500
160411.77                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10790455                                0.2500
699000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10790457                                0.2500
175612.90                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10790459                                0.2500
435624.61                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10790461                                0.2500
999159.88                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10790463                                0.2500
359297.89                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10790465                                0.2500
527200.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10790467                                0.2500
512000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10790469                                0.2500
639488.20                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10790475                                0.2500
644000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10790477                                0.2500
287758.05                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10790483                                0.2500
69946.74                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10790485                                0.2500
312000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10790487                                0.2500
500069.08                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10790491                                0.2500
639075.73                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10790493                                0.2500
180000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10790495                                0.2500
294802.12                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10790497                                0.2500
137095.60                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10790501                                0.2500
542500.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10790503                                0.2500
327717.60                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10790505                                0.2500
200300.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10790509                                0.2500
285000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10790513                                0.2500
1000000.00                              0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10790515                                0.2500
999139.02                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10790517                                0.2500
449602.97                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10790521                                0.2500
162263.57                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10790523                                0.2500
979176.68                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10790525                                0.2500
975000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10790607                                0.2500
712500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10791385                                0.2500
248000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10791403                                0.2500
131891.80                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10791415                                0.2500
238179.19                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10791451                                0.2500
188800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10791461                                0.2500
232000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10791575                                0.2500
120000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10791617                                0.2500
109800.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10791669                                0.2500
212000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10791847                                0.2500
298200.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10791861                                0.2500
367500.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10791873                                0.2500
270000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10791877                                0.2500
207843.28                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10791883                                0.2500
374900.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10791909                                0.2500
391800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10791921                                0.2500
155868.94                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10791953                                0.2500
435500.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10791959                                0.2500
147000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10791971                                0.2500
319696.37                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10791973                                0.2500
167709.89                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10791977                                0.2500
298716.29                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10791981                                0.2500
238077.98                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10791989                                0.2500
336389.05                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10791993                                0.2500
207200.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10792005                                0.2500
399103.84                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10792007                                0.2500
289342.97                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10792015                                0.2500
735211.03                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10792021                                0.2500
175691.51                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792023                                0.2500
167737.09                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10792031                                0.2500
255109.97                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792033                                0.2500
384698.32                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10792041                                0.2500
395500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10792045                                0.2500
399274.82                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10792053                                0.2500
304720.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10792057                                0.2500
306036.28                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10792081                                0.2500
121789.33                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10792083                                0.2500
401482.18                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10792085                                0.2500
1748634.83                              0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10792093                                0.2500
203567.85                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10792097                                0.2500
372000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10792101                                0.2500
226799.72                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10792103                                0.2500
383073.28                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10792105                                0.2500
224801.49                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10792107                                0.2500
181861.51                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792109                                0.2500
147887.38                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792111                                0.2500
836000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10792115                                0.2500
126320.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10792117                                0.2500
159755.74                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792121                                0.2500
442253.51                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10792127                                0.2500
179845.02                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10792129                                0.2500
136393.51                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10792131                                0.2500
122404.43                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10792133                                0.2500
115409.89                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10792135                                0.2500
143388.05                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10792137                                0.2500
207640.81                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10792153                                0.2500
152318.24                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10792155                                0.2500
601200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10792157                                0.2500
247561.17                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10792161                                0.2500
223666.48                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10792167                                0.2500
349410.21                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10792169                                0.2500
130315.19                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10792175                                0.2500
92500.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10792179                                0.2500
230498.79                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10792187                                0.2500
391306.39                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10792189                                0.2500
263923.94                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10792199                                0.2500
129801.55                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792205                                0.2500
454645.06                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10792207                                0.2500
417000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10792223                                0.2500
284495.71                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10792235                                0.2500
263530.96                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10792241                                0.2500
145980.24                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10792245                                0.2500
944262.81                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10792249                                0.2500
187690.90                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10792259                                0.2500
119906.38                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10792287                                0.2500
383352.93                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10792289                                0.2500
159730.39                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10792291                                0.2500
215822.95                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10792313                                0.2500
444250.14                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10792319                                0.2500
214805.63                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10792331                                0.2500
217000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10792343                                0.2500
219805.89                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10792347                                0.2500
140000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10792349                                0.2500
299481.95                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10792355                                0.2500
287251.78                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10792357                                0.2500
187863.93                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10792365                                0.2500
399703.14                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10792379                                0.2500
211222.01                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10792381                                0.2500
220032.44                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792387                                0.2500
311523.72                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792391                                0.2500
416640.97                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10792393                                0.2500
360000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10792403                                0.2500
272607.45                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10792407                                0.2500
218241.92                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10792409                                0.2500
865000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10792411                                0.2500
349713.11                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10792421                                0.2500
338693.53                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10792423                                0.2500
999219.90                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10792433                                0.2500
155690.04                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10792435                                0.2500
351696.93                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10792437                                0.2500
143745.20                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10792439                                0.2500
349713.11                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10792441                                0.2500
350000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10792445                                0.2500
415706.39                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10792455                                0.2500
239920.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792465                                0.2500
328000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10792473                                0.2500
95334.34                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10792475                                0.2500
251750.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792479                                0.2500
107000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792485                                0.2500
187856.95                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792487                                0.2500
145648.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10792499                                0.2500
93682.14                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10792503                                0.2500
431000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10792505                                0.2500
450000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10792507                                0.2500
198616.64                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10792509                                0.2500
161364.31                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10792647                                0.2500
102400.00                               0.0800
7.3970                                  0.0000
7.1470                                  0.0000
7.0670
6.5000                                  0.5670

10792895                                0.2500
140400.00                               0.0800
8.6250                                  0.0000
8.3750                                  0.0000
8.2950
6.5000                                  1.7950

10792899                                0.2500
287600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10792903                                0.2500
238000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10792905                                0.2500
300000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10792915                                0.2500
324996.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10792919                                0.2500
184000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10792949                                0.2500
408000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792959                                0.2500
241000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10792963                                0.2500
264000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10792993                                0.2500
120000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10793043                                0.2500
136000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10793047                                0.2500
314800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10793071                                0.2500
82000.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10793077                                0.2500
108720.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10793085                                0.2500
108750.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10793091                                0.2500
99920.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10793107                                0.2500
124000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10793113                                0.2500
325000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10793119                                0.2500
72000.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10793123                                0.2500
210609.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10793129                                0.2500
161600.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10793135                                0.2500
89600.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10793151                                0.2500
122800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10793159                                0.2500
100000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10793193                                0.2500
148000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10793197                                0.2500
124000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10793199                                0.2500
69600.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10793207                                0.2500
180000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10793215                                0.2500
180400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10793223                                0.2500
129200.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10793231                                0.2500
130400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10793243                                0.2500
227822.14                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10793263                                0.2500
340000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10793269                                0.2500
176000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10793283                                0.2500
115000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10793303                                0.2500
119397.12                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10793319                                0.2500
188000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10793325                                0.2500
60800.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10793339                                0.2500
494400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10793385                                0.2500
284000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10793389                                0.2500
123920.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10793423                                0.2500
180000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10793437                                0.2500
495000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10793443                                0.2500
170000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10793461                                0.2500
246524.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10793483                                0.2500
184000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10793493                                0.2500
336000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10793515                                0.2500
480000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10793527                                0.2500
185600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10793557                                0.2500
114400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10793567                                0.2500
196800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10793585                                0.2500
316000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10793599                                0.2500
180000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10793605                                0.2500
160000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10793609                                0.2500
93750.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10793619                                0.2500
359200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10793621                                0.2500
223200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10793633                                0.2500
142000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10793639                                0.2500
188000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10793641                                0.2500
110400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10793657                                0.2500
116160.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10794173                                0.2500
160000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10794181                                0.2500
110400.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10794215                                0.2500
97000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10794219                                0.2500
142500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10794329                                0.2500
189836.41                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10794339                                0.2500
274245.75                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10794371                                0.2500
145600.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10794389                                0.2500
169600.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10794435                                0.2500
265310.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10794441                                0.2500
108669.29                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10794461                                0.2500
118000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10794465                                0.2500
212000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10794475                                0.2500
650000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10794483                                0.2500
484000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10794651                                0.2500
200000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10794673                                0.2500
119200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10794675                                0.2500
355600.00                               0.0800
7.9990                                  0.0000
7.7490                                  0.0000
7.6690
6.5000                                  1.1690

10794717                                0.2500
240300.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10794881                                0.2500
105925.19                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10794923                                0.2500
253000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10794965                                0.2500
796797.16                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10795051                                0.2500
459374.13                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10795067                                0.2500
849268.17                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10795093                                0.2500
179000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10795153                                0.2500
92950.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10795281                                0.2500
195600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10795307                                0.2500
152500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10795921                                0.2500
176800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10796193                                0.2500
65180.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10796241                                0.2500
482000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10796243                                0.2500
197000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10796269                                0.2500
160800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10796273                                0.2500
100000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10796291                                0.2500
300000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10796307                                0.2500
127920.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10796311                                0.2500
60000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10796313                                0.2500
168000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10796319                                0.2500
139500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10796359                                0.2500
80000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10796367                                0.2500
137700.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10796377                                0.2500
78400.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10796379                                0.2500
72000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10796387                                0.2500
246900.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10796395                                0.2500
231000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10796399                                0.2500
174800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10796401                                0.2500
505000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10796403                                0.2500
113600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10796455                                0.2500
120000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10796465                                0.2500
178808.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10796471                                0.2500
143000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10796473                                0.2500
111000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10796477                                0.2500
144000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10796499                                0.2500
184000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10796501                                0.2500
113000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10796525                                0.2500
173600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10796529                                0.2500
252000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10796539                                0.2500
105200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10796543                                0.2500
180000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10796547                                0.2500
112000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10796555                                0.2500
349900.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10796563                                0.2500
150000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10796575                                0.2500
184000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10796581                                0.2500
154400.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10796587                                0.2500
192000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10796603                                0.2500
71000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10796605                                0.2500
156275.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10796627                                0.2500
223600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10796633                                0.2500
292000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10796647                                0.2500
135200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10796687                                0.2500
247000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10796695                                0.2500
360000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10796699                                0.2500
285200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10796707                                0.2500
344000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10796721                                0.2500
92000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10796737                                0.2500
256500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10796745                                0.2500
228000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10796755                                0.2500
228000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10796761                                0.2500
180000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10796771                                0.2500
112000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10796783                                0.2500
140000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10796785                                0.2500
207500.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10796805                                0.2500
560000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10796809                                0.2500
565000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10796827                                0.2500
160000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10796837                                0.2500
126400.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10796855                                0.2500
268000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10796859                                0.2500
112500.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10796877                                0.2500
215960.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10796879                                0.2500
115000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10796885                                0.2500
280000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10797339                                0.2500
175900.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10797341                                0.2500
287000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10797377                                0.2500
161000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10797387                                0.2500
154200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10797615                                0.2500
196622.27                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10797649                                0.2500
194048.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10797723                                0.2500
175000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10797759                                0.2500
179652.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10797817                                0.2500
89500.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10798051                                0.2500
117600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10798345                                0.2500
215962.00                               0.0800
6.9990                                  0.0000
6.7490                                  0.0000
6.6690
6.5000                                  0.1690

10798445                                0.2500
246400.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10798463                                0.2500
228069.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10799083                                0.2500
252000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10799091                                0.2500
98250.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10799093                                0.2500
357000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10799113                                0.2500
224000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10799117                                0.2500
128000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10799127                                0.2500
240000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10799137                                0.2500
252750.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10799161                                0.2500
108000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10799171                                0.2500
161000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10799191                                0.2500
62400.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10799193                                0.2500
166500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10799205                                0.2500
100000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10799213                                0.2500
172800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10799217                                0.2500
126000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10799231                                0.2500
200000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10799237                                0.2500
84750.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10799239                                0.2500
215200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10799241                                0.2500
152440.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10799247                                0.2500
160000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10799281                                0.2500
213560.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10799287                                0.2500
370000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10799299                                0.2500
280000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10799301                                0.2500
123700.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10799305                                0.2500
185600.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10799317                                0.2500
80000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10799349                                0.2500
184000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10799357                                0.2500
252000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10799361                                0.2500
140000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10799363                                0.2500
144000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10799389                                0.2500
138975.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10799407                                0.2500
169500.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10799409                                0.2500
111975.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10799421                                0.2500
96000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10799429                                0.2500
408000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10799433                                0.2500
119250.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10799435                                0.2500
198750.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10799437                                0.2500
87120.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10799451                                0.2500
137600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10799453                                0.2500
196400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10799465                                0.2500
62400.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10799475                                0.2500
319500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10799477                                0.2500
196800.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10799507                                0.2500
339200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10799511                                0.2500
76500.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10799521                                0.2500
320000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10799523                                0.2500
224000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10799529                                0.2500
127920.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10799545                                0.2500
192800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10799547                                0.2500
120000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10799549                                0.2500
348354.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10799577                                0.2500
286000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10799583                                0.2500
101600.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10799585                                0.2500
384000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10799615                                0.2500
200000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10799629                                0.2500
168000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10800073                                0.2500
177700.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800079                                0.2500
125100.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10800331                                0.2500
434401.92                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10800341                                0.2500
111749.05                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10800359                                0.2500
523669.20                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10800361                                0.2500
107726.90                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10800365                                0.2500
419629.44                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10800367                                0.2500
176644.43                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10800375                                0.2500
417000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10800377                                0.2500
494632.63                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10800381                                0.2500
370800.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800383                                0.2500
619983.72                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10800385                                0.2500
975000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10800409                                0.2500
512000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10800411                                0.2500
479625.55                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800413                                0.2500
591560.65                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10800417                                0.2500
188000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10800421                                0.2500
115895.13                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10800425                                0.2500
97343.59                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10800427                                0.2500
349683.59                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10800437                                0.2500
412000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800459                                0.2500
220827.60                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800461                                0.2500
336000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10800465                                0.2500
397226.43                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10800467                                0.2500
336000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10800469                                0.2500
348128.21                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800479                                0.2500
186129.32                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10800481                                0.2500
358698.39                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10800485                                0.2500
648874.58                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10800491                                0.2500
524838.67                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10800515                                0.2500
79850.23                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10800517                                0.2500
248210.98                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10800519                                0.2500
329958.54                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800521                                0.2500
185600.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10800523                                0.2500
219696.19                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10800525                                0.2500
219832.59                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10800547                                0.2500
183926.23                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10800549                                0.2500
594999.83                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10800551                                0.2500
114296.58                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10800553                                0.2500
163950.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10800559                                0.2500
136000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10800561                                0.2500
499157.46                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10800565                                0.2500
661150.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10800567                                0.2500
224000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10800569                                0.2500
199831.97                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10800573                                0.2500
408000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10800575                                0.2500
205854.61                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10800577                                0.2500
129416.45                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10800579                                0.2500
324000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10800583                                0.2500
560000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10800589                                0.2500
715455.18                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10800591                                0.2500
399687.96                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800595                                0.2500
948000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10800599                                0.2500
390000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10800601                                0.2500
183873.37                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10800605                                0.2500
316933.51                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10800613                                0.2500
285000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10800615                                0.2500
350000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10800617                                0.2500
599470.63                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10800621                                0.2500
344000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10800623                                0.2500
328000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800633                                0.2500
400000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10800639                                0.2500
187860.38                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10800643                                0.2500
61558.67                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10800647                                0.2500
213600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10800649                                0.2500
139200.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10800655                                0.2500
97452.23                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10800659                                0.2500
682500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10800661                                0.2500
335191.05                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10800665                                0.2500
438790.08                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10800667                                0.2500
544000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10800671                                0.2500
412000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10800681                                0.2500
199840.06                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10800685                                0.2500
363716.04                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800687                                0.2500
95131.10                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10800691                                0.2500
377500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10800695                                0.2500
453146.23                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800701                                0.2500
199055.82                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10800703                                0.2500
187863.92                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10800705                                0.2500
384721.34                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10800707                                0.2500
208100.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10800709                                0.2500
472000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10800711                                0.2500
360957.64                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10800713                                0.2500
280000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800717                                0.2500
112795.09                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10800719                                0.2500
554588.10                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10800723                                0.2500
164852.74                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10800725                                0.2500
155200.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10800727                                0.2500
335488.08                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800731                                0.2500
500000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10800733                                0.2500
266031.75                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10800737                                0.2500
319756.50                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10800743                                0.2500
75937.70                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10800745                                0.2500
214615.06                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10800749                                0.2500
460000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10800751                                0.2500
628800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10800753                                0.2500
675000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10800755                                0.2500
90000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800889                                0.2500
283304.90                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10800903                                0.2500
109500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10800939                                0.2500
362716.83                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800949                                0.2500
228000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10801049                                0.2500
138700.00                               0.0800
7.9990                                  0.0000
7.7490                                  0.0000
7.6690
6.5000                                  1.1690

10801107                                0.2500
140400.00                               0.0800
7.9990                                  0.0000
7.7490                                  0.0000
7.6690
6.5000                                  1.1690

10801117                                0.2500
416649.67                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10801149                                0.2500
160000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10801241                                0.2500
402256.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10801259                                0.2500
279920.00                               0.0800
7.6000                                  0.0000
7.3500                                  0.0000
7.2700
6.5000                                  0.7700

10801297                                0.2500
440000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10801351                                0.2500
811130.89                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10801355                                0.2500
647455.60                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10801365                                0.2500
553155.97                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10801367                                0.2500
583532.98                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10801369                                0.2500
507593.75                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10801375                                0.2500
431637.06                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10801401                                0.2500
156000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10801403                                0.2500
511200.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10801417                                0.2500
610177.33                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10801429                                0.2500
200000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10801437                                0.2500
122900.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10801439                                0.2500
199000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10801443                                0.2500
127850.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10801457                                0.2500
252000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10801459                                0.2500
273200.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10801467                                0.2500
383900.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10801473                                0.2500
230000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10801487                                0.2500
650000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10801495                                0.2500
499600.16                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10801509                                0.2500
356000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10801513                                0.2500
104000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10801517                                0.2500
150100.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10801521                                0.2500
95200.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10801523                                0.2500
544075.24                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10801545                                0.2500
353000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10801553                                0.2500
295920.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10801559                                0.2500
545000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10801561                                0.2500
410000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10801563                                0.2500
599543.45                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10801569                                0.2500
599508.18                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10801589                                0.2500
300000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10801593                                0.2500
330000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10801649                                0.2500
108800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10801703                                0.2500
214400.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10803163                                0.2500
163200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10803239                                0.2500
204200.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10803255                                0.2500
300000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10803257                                0.2500
487500.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10803271                                0.2500
158400.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10803273                                0.2500
90000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10803315                                0.2500
102547.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10803323                                0.2500
285600.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10803367                                0.2500
180000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10803415                                0.2500
379000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10803419                                0.2500
317600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10803423                                0.2500
180800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10803427                                0.2500
111578.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10803445                                0.2500
228000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10803457                                0.2500
421000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10803471                                0.2500
288000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10803477                                0.2500
340000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10803491                                0.2500
224000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10803495                                0.2500
278400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10803503                                0.2500
60800.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10803511                                0.2500
129200.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10803513                                0.2500
149152.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10803517                                0.2500
67425.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10803519                                0.2500
148000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10803537                                0.2500
60200.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10803539                                0.2500
350000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10803541                                0.2500
264000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10803545                                0.2500
637500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10803547                                0.2500
284000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10803549                                0.2500
151500.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10803555                                0.2500
168000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10803559                                0.2500
152800.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10803561                                0.2500
194700.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10803567                                0.2500
154000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10803571                                0.2500
364000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10803585                                0.2500
132000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10803605                                0.2500
165000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10803615                                0.2500
185500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10803643                                0.2500
255500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10803663                                0.2500
287160.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10803679                                0.2500
400000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10803683                                0.2500
247600.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10803697                                0.2500
59850.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10803711                                0.2500
126800.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10803713                                0.2500
397500.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10803741                                0.2500
241600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10803767                                0.2500
131500.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10803773                                0.2500
71920.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10803795                                0.2500
78000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10803813                                0.2500
268800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10803855                                0.2500
153600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10803871                                0.2500
272000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10803891                                0.2500
132400.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10803917                                0.2500
96000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10803919                                0.2500
249200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10803923                                0.2500
176000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10803935                                0.2500
115800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10803941                                0.2500
94500.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10803947                                0.2500
148400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10803949                                0.2500
323200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10803951                                0.2500
117000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10804415                                0.2500
197000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10804425                                0.2500
225000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10804907                                0.2500
99999.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10804931                                0.2500
90400.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10805261                                0.2500
127500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10805329                                0.2500
318000.00                               0.0800
7.9800                                  0.0000
7.7300                                  0.0000
7.6500
6.5000                                  1.1500

10805539                                0.2500
180000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10805751                                0.2500
536000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10805839                                0.2500
262000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10805901                                0.2500
400000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10806001                                0.2500
328000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10807337                                0.2500
123850.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10807345                                0.2500
163000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10807349                                0.2500
89411.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10807399                                0.2500
83920.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10807407                                0.2500
236000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10807409                                0.2500
122100.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10807413                                0.2500
132000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10807423                                0.2500
160000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10807433                                0.2500
117500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10807445                                0.2500
228000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10807457                                0.2500
161000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10807463                                0.2500
91200.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10807477                                0.2500
160000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10807483                                0.2500
95200.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10807521                                0.2500
408000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10807573                                0.2500
204976.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10807597                                0.2500
108000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10807607                                0.2500
120000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10807611                                0.2500
352000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10807633                                0.2500
196800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10807649                                0.2500
191900.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10807661                                0.2500
374000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10807681                                0.2500
287200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10807689                                0.2500
202120.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10807697                                0.2500
255920.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10807703                                0.2500
132050.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10807713                                0.2500
134250.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10807721                                0.2500
360000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10807725                                0.2500
393750.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10807731                                0.2500
128000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10807747                                0.2500
112500.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10807763                                0.2500
102400.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10807767                                0.2500
287801.80                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10807769                                0.2500
247200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10807777                                0.2500
107200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10807803                                0.2500
256000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10807809                                0.2500
235000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10808855                                0.2500
880000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10808987                                0.2500
240000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10808993                                0.2500
108471.43                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10809131                                0.2500
128000.00                               0.0800
7.9900                                  0.0000
7.7400                                  0.0000
7.6600
6.5000                                  1.1600

10809293                                0.2500
400000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10809413                                0.2500
320000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10809433                                0.2500
258800.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10809443                                0.2500
168000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10809465                                0.2500
243903.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10809621                                0.2500
439630.34                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10809635                                0.2500
454608.25                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10809673                                0.2500
152999.99                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10809727                                0.2500
164000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10809743                                0.2500
470000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

10809781                                0.2500
314314.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10809783                                0.2500
647442.08                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10809795                                0.2500
599570.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10809805                                0.2500
321519.99                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10809809                                0.2500
244500.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10809817                                0.2500
500000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10809819                                0.2500
273920.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10809821                                0.2500
499558.86                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10809827                                0.2500
455616.90                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10809833                                0.2500
285000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10809835                                0.2500
172000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10809847                                0.2500
468000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10809849                                0.2500
510759.86                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10809857                                0.2500
562500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10809867                                0.2500
304176.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10809907                                0.2500
601125.81                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10809949                                0.2500
562015.70                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10809971                                0.2500
220000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10810035                                0.2500
516000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10810051                                0.2500
328800.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

10810067                                0.2500
549537.93                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10810073                                0.2500
408000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10810121                                0.2500
589516.39                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10810197                                0.2500
304000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10810203                                0.2500
186320.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10810219                                0.2500
62957.73                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10810231                                0.2500
173400.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10810245                                0.2500
206910.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10810249                                0.2500
871000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10810267                                0.2500
171920.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10810279                                0.2500
155920.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10810299                                0.2500
380000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10810307                                0.2500
234000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10810313                                0.2500
364000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10810315                                0.2500
138400.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10810335                                0.2500
84800.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10810341                                0.2500
496000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10810367                                0.2500
339000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10810375                                0.2500
200000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10810417                                0.2500
108000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10810419                                0.2500
120000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10810437                                0.2500
100750.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10810439                                0.2500
280000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10810455                                0.2500
186750.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10810457                                0.2500
183750.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10810461                                0.2500
232800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10810471                                0.2500
108000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10810501                                0.2500
130400.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10810511                                0.2500
72810.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10810539                                0.2500
316000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10810543                                0.2500
171100.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10810557                                0.2500
180000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10810573                                0.2500
67456.96                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10810591                                0.2500
168750.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10810599                                0.2500
324000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10810611                                0.2500
223920.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10810613                                0.2500
125409.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10810621                                0.2500
127200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10810635                                0.2500
97600.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10810645                                0.2500
77250.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10810651                                0.2500
292000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10810655                                0.2500
1000000.00                              0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10810675                                0.2500
175920.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10810679                                0.2500
152000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10810683                                0.2500
180000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10810697                                0.2500
388000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10810699                                0.2500
83952.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10810725                                0.2500
324996.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10810741                                0.2500
130800.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10810743                                0.2500
227920.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10810767                                0.2500
177870.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10810777                                0.2500
184000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10810779                                0.2500
184800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10810791                                0.2500
414000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10810793                                0.2500
65156.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10810799                                0.2500
246400.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10810801                                0.2500
142400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10810807                                0.2500
84800.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10810817                                0.2500
328000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10810835                                0.2500
79110.00                                0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10810837                                0.2500
168800.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10811251                                0.2500
260000.00                               0.0800
7.9990                                  0.0000
7.7400                                  0.0000
7.6600
6.5000                                  1.1600

10811255                                0.2500
626400.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10811353                                0.2500
135905.41                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10812889                                0.2500
157250.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10812957                                0.2500
204800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10813229                                0.2500
114800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10813313                                0.2500
136800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10815579                                0.2500
240000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10815597                                0.2500
98840.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10815867                                0.2500
164000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10815903                                0.2500
266792.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10815957                                0.2500
227500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10815967                                0.2500
280000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10815995                                0.2500
292500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10816045                                0.2500
122000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10816159                                0.2500
152000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10816165                                0.2500
512000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10816177                                0.2500
62400.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10816213                                0.2500
65650.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10816263                                0.2500
78400.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10816265                                0.2500
405000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10816285                                0.2500
208000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10816291                                0.2500
71500.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10816299                                0.2500
96800.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10816313                                0.2500
472000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10816325                                0.2500
160500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10816327                                0.2500
300240.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10816351                                0.2500
288000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10816365                                0.2500
117900.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10816369                                0.2500
956000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10816375                                0.2500
264800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10816409                                0.2500
60000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10816431                                0.2500
228000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10816449                                0.2500
240000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10816461                                0.2500
98400.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10816473                                0.2500
55962.42                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10816501                                0.2500
164000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10816525                                0.2500
72000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10816555                                0.2500
189000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10816561                                0.2500
492000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10816565                                0.2500
248000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10816587                                0.2500
268000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10816591                                0.2500
181000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10816597                                0.2500
357380.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10816603                                0.2500
101000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10816617                                0.2500
232000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10816623                                0.2500
118550.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10816627                                0.2500
144000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10816633                                0.2500
234500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10816679                                0.2500
171920.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10816693                                0.2500
188000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10816699                                0.2500
81000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10816711                                0.2500
176000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10816717                                0.2500
175500.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10816721                                0.2500
199432.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10816725                                0.2500
69216.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10816739                                0.2500
236000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10816803                                0.2500
78300.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10816809                                0.2500
176000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10816907                                0.2500
160000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10816949                                0.2500
346392.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10816963                                0.2500
117600.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10816969                                0.2500
364000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10816987                                0.2500
168000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10816997                                0.2500
202000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10816999                                0.2500
160000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10817003                                0.2500
164800.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10817009                                0.2500
322400.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10817065                                0.2500
480000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10817081                                0.2500
112000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10817087                                0.2500
332000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10817103                                0.2500
316000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10817115                                0.2500
118400.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10817129                                0.2500
229000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10817155                                0.2500
120000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10817175                                0.2500
169600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10817177                                0.2500
373000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10817195                                0.2500
175920.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10817715                                0.2500
176000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10817717                                0.2500
141200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10817721                                0.2500
144000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10817787                                0.2500
332000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10817903                                0.2500
331000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10818003                                0.2500
634687.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10818129                                0.2500
116415.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10818169                                0.2500
100000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10818179                                0.2500
275199.62                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10818181                                0.2500
344800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10818183                                0.2500
344000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10818185                                0.2500
351625.48                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10818187                                0.2500
224800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10818189                                0.2500
167095.42                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10818191                                0.2500
417000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10818193                                0.2500
319813.08                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10818197                                0.2500
215900.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10818199                                0.2500
218400.00                               0.0800
6.9900                                  0.0000
6.7400                                  0.0000
6.6600
6.5000                                  0.1600

10818201                                0.2500
249000.00                               0.0800
6.9900                                  0.0000
6.7400                                  0.0000
6.6600
6.5000                                  0.1600

10818205                                0.2500
376000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10818207                                0.2500
192000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10818209                                0.2500
224000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10818213                                0.2500
222300.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10818217                                0.2500
385000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10818223                                0.2500
301600.00                               0.0800
6.9900                                  0.0000
6.7400                                  0.0000
6.6600
6.5000                                  0.1600

10818225                                0.2500
272000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10818227                                0.2500
182400.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10818235                                0.2500
248000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10818377                                0.2500
353000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10818385                                0.2500
152000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10818483                                0.2500
300000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10818605                                0.2500
274500.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10818665                                0.2500
231700.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10818667                                0.2500
173300.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10818671                                0.2500
264800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10818673                                0.2500
94100.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10819109                                0.2500
216000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10819123                                0.2500
232000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10819141                                0.2500
334400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10819149                                0.2500
151000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10819167                                0.2500
74320.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10819179                                0.2500
198000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10819185                                0.2500
111920.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10819195                                0.2500
86800.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10819201                                0.2500
262200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10819203                                0.2500
310240.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10819207                                0.2500
162000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10819211                                0.2500
131200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10819213                                0.2500
198000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10819215                                0.2500
86800.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10819217                                0.2500
86800.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10819219                                0.2500
154400.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10819221                                0.2500
86800.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10819223                                0.2500
86800.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10819245                                0.2500
135900.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10819251                                0.2500
563592.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10819291                                0.2500
113592.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10819295                                0.2500
64000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10819301                                0.2500
132140.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10819307                                0.2500
176000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10819333                                0.2500
272000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10819337                                0.2500
245600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10819347                                0.2500
230000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10819349                                0.2500
88000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10819383                                0.2500
432000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10819387                                0.2500
164000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10819437                                0.2500
153000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10819441                                0.2500
187200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10819451                                0.2500
152000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10819467                                0.2500
136640.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10819483                                0.2500
86250.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10819489                                0.2500
136000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10819493                                0.2500
345000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10819499                                0.2500
164000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10819501                                0.2500
82875.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10819511                                0.2500
112148.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10819523                                0.2500
120720.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10819533                                0.2500
193760.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10819551                                0.2500
164364.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10819555                                0.2500
260800.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10819589                                0.2500
207500.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10819595                                0.2500
328000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10819603                                0.2500
109520.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10819611                                0.2500
123200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10819627                                0.2500
84000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10819633                                0.2500
202400.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10819643                                0.2500
108800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10819661                                0.2500
476000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10819677                                0.2500
160000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10819705                                0.2500
117700.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10819711                                0.2500
103700.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10819713                                0.2500
112000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10819749                                0.2500
80000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10819763                                0.2500
196850.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10819859                                0.2500
119200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10819899                                0.2500
84600.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10819921                                0.2500
403000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10819929                                0.2500
288000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10820053                                0.2500
80100.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10821281                                0.2500
173400.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10821727                                0.2500
540000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10821901                                0.2500
285600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10823027                                0.2500
168000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10823081                                0.2500
127200.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10823277                                0.2500
188500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10823523                                0.2500
160000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10823729                                0.2500
232000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10823761                                0.2500
101392.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10823769                                0.2500
116000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10823775                                0.2500
81600.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10823781                                0.2500
233600.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10823803                                0.2500
90000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10823811                                0.2500
430400.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10823817                                0.2500
140000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10823823                                0.2500
324000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10823857                                0.2500
75100.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10823867                                0.2500
333600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10823869                                0.2500
82125.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10823871                                0.2500
188800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10823879                                0.2500
176800.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10823887                                0.2500
64550.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10823897                                0.2500
376350.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10823909                                0.2500
190000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10823915                                0.2500
474300.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10823931                                0.2500
340000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10823987                                0.2500
260800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10824005                                0.2500
200000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10824011                                0.2500
607000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10824041                                0.2500
712500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10824043                                0.2500
355000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10824047                                0.2500
341250.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10824063                                0.2500
616000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10824097                                0.2500
384000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10824099                                0.2500
359750.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10824103                                0.2500
104800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10824105                                0.2500
97250.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10824115                                0.2500
192000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10824147                                0.2500
87200.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10824165                                0.2500
88000.00                                0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10824173                                0.2500
123800.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10824175                                0.2500
74820.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10824177                                0.2500
146320.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10824191                                0.2500
319116.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10824195                                0.2500
650000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10824209                                0.2500
72800.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10824223                                0.2500
183920.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10824277                                0.2500
409500.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10824279                                0.2500
132800.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10824281                                0.2500
332000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10824285                                0.2500
494804.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10824289                                0.2500
85600.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10824295                                0.2500
168025.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10824353                                0.2500
135200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10824367                                0.2500
400000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10824393                                0.2500
153000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10824397                                0.2500
121500.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10824399                                0.2500
74400.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10824411                                0.2500
76400.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10824437                                0.2500
336000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10824441                                0.2500
70200.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10827903                                0.2500
376800.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10827905                                0.2500
78000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10827919                                0.2500
93600.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10827933                                0.2500
730000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10827945                                0.2500
241000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10827955                                0.2500
150000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10827957                                0.2500
271200.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10827967                                0.2500
271000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10827971                                0.2500
508800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10827987                                0.2500
252000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10827989                                0.2500
144000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10828009                                0.2500
256000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10828055                                0.2500
88000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10828175                                0.2500
83000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10828239                                0.2500
416000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10828337                                0.2500
818524.10                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10828929                                0.2500
116960.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10828965                                0.2500
226900.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10828969                                0.2500
190700.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10828977                                0.2500
95000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10828985                                0.2500
169600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10829027                                0.2500
300750.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10829359                                0.2500
144000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10829399                                0.2500
118400.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10829453                                0.2500
454400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10829493                                0.2500
76000.00                                0.0800
7.9990                                  0.0000
7.7490                                  0.0000
7.6690
6.5000                                  1.1690

10829499                                0.2500
149500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10829559                                0.2500
148000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10829767                                0.2500
80000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10829789                                0.2500
166500.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10829813                                0.2500
296000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10829823                                0.2500
108000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10829837                                0.2500
112800.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10829841                                0.2500
174000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10829863                                0.2500
159900.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10829867                                0.2500
104000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10829877                                0.2500
159920.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10829883                                0.2500
98000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10829917                                0.2500
190000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10829921                                0.2500
230400.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10829927                                0.2500
119213.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10829933                                0.2500
155000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10829941                                0.2500
371250.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10829949                                0.2500
110250.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10829957                                0.2500
286875.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10829971                                0.2500
106000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10829997                                0.2500
84820.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10829999                                0.2500
167505.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10830021                                0.2500
540000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10830025                                0.2500
220000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10830037                                0.2500
332800.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10830043                                0.2500
138164.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10830053                                0.2500
139920.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10830069                                0.2500
122292.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10830079                                0.2500
99920.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10830085                                0.2500
106000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10830087                                0.2500
260000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10830103                                0.2500
143200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10830119                                0.2500
79800.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10830121                                0.2500
160000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10830129                                0.2500
127199.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10830145                                0.2500
176000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10830155                                0.2500
332000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10830165                                0.2500
127200.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10830167                                0.2500
127200.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10830191                                0.2500
123200.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10830195                                0.2500
144000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10830215                                0.2500
64000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10830239                                0.2500
286350.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10830253                                0.2500
197000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10830257                                0.2500
132000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10830261                                0.2500
65650.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10830287                                0.2500
125600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10830289                                0.2500
125600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10830291                                0.2500
125600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10830293                                0.2500
125600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10830865                                0.2500
103920.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10830891                                0.2500
390000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10830931                                0.2500
455000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10830935                                0.2500
377000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10831019                                0.2500
264000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10831037                                0.2500
308000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10831061                                0.2500
127920.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10831083                                0.2500
127920.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10831633                                0.2500
63750.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10831639                                0.2500
263920.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10831761                                0.2500
124300.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10831785                                0.2500
78175.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10831793                                0.2500
111200.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10831813                                0.2500
244000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10831829                                0.2500
237600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10831833                                0.2500
280000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10831837                                0.2500
125000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10831857                                0.2500
588780.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10832157                                0.2500
92000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10832255                                0.2500
239803.27                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10832257                                0.2500
257600.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10832259                                0.2500
287775.33                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10832261                                0.2500
472500.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10832265                                0.2500
135920.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10832267                                0.2500
207829.50                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10832271                                0.2500
220000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10832273                                0.2500
396000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10832275                                0.2500
80000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10832279                                0.2500
226440.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10832281                                0.2500
599565.74                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10832287                                0.2500
170812.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10832293                                0.2500
158400.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10832297                                0.2500
312000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10832299                                0.2500
172000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10832301                                0.2500
416959.82                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10832303                                0.2500
322160.73                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10832307                                0.2500
150276.72                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10832309                                0.2500
201598.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10832313                                0.2500
164000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10832317                                0.2500
168604.71                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10832321                                0.2500
205650.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10832325                                0.2500
215000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10832327                                0.2500
164000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10832329                                0.2500
169474.13                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10832331                                0.2500
232800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10832335                                0.2500
293359.34                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10832337                                0.2500
287500.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10832339                                0.2500
417000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10832345                                0.2500
168000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10832347                                0.2500
151792.36                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10832425                                0.2500
300000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10832489                                0.2500
392000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10832557                                0.2500
448000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10832591                                0.2500
128000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10832851                                0.2500
194036.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10832953                                0.2500
143400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10833209                                0.2500
124000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10833215                                0.2500
97320.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10833225                                0.2500
133600.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10833229                                0.2500
279920.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833233                                0.2500
115200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10833255                                0.2500
134000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10833265                                0.2500
119000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10833279                                0.2500
117700.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833301                                0.2500
208000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833333                                0.2500
296640.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10833339                                0.2500
116792.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10833349                                0.2500
118000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10833351                                0.2500
174000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10833361                                0.2500
133600.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10833375                                0.2500
92800.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833377                                0.2500
67500.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833381                                0.2500
70500.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833385                                0.2500
70500.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833387                                0.2500
291920.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10833395                                0.2500
245167.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10833401                                0.2500
148000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10833405                                0.2500
76000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10833417                                0.2500
112800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10833421                                0.2500
156000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10833429                                0.2500
159200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10833431                                0.2500
112800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10833437                                0.2500
236000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10833441                                0.2500
158400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10833449                                0.2500
184000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10833457                                0.2500
167960.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833463                                0.2500
129600.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10833471                                0.2500
133600.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10833477                                0.2500
171000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833485                                0.2500
136000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10833491                                0.2500
528000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10833493                                0.2500
114000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10833499                                0.2500
215200.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10833509                                0.2500
103500.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10833529                                0.2500
77600.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833531                                0.2500
215199.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10833537                                0.2500
78800.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833545                                0.2500
188000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10833549                                0.2500
131250.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833557                                0.2500
234500.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10833577                                0.2500
341250.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10833589                                0.2500
121800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833591                                0.2500
92080.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10833593                                0.2500
134800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10833599                                0.2500
492000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10833613                                0.2500
236000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833617                                0.2500
100720.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10833645                                0.2500
124800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10833651                                0.2500
253600.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10833671                                0.2500
168792.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10833727                                0.2500
214400.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10833769                                0.2500
185320.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10833777                                0.2500
61360.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10833789                                0.2500
132000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10833809                                0.2500
152000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10833817                                0.2500
184000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10833823                                0.2500
191200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10833839                                0.2500
270900.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10833845                                0.2500
184000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10833853                                0.2500
215000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10833867                                0.2500
261600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10833877                                0.2500
159200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10833879                                0.2500
532000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10833887                                0.2500
181000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10833897                                0.2500
368000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10833901                                0.2500
558400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10833903                                0.2500
84000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10833915                                0.2500
361600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10833953                                0.2500
92800.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10833961                                0.2500
76000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10833977                                0.2500
114800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10833979                                0.2500
92025.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10833993                                0.2500
178400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10834001                                0.2500
206250.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10834003                                0.2500
104000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10834023                                0.2500
476000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10834025                                0.2500
424000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10834039                                0.2500
150000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10834041                                0.2500
180000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10834043                                0.2500
145600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10834045                                0.2500
83920.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10834061                                0.2500
153500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10834063                                0.2500
181000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10834069                                0.2500
380000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10834075                                0.2500
185000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10834077                                0.2500
206000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10834089                                0.2500
120000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10834099                                0.2500
231552.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10834705                                0.2500
67200.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10834721                                0.2500
165400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10834745                                0.2500
548000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10834759                                0.2500
344000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10834775                                0.2500
999900.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10834813                                0.2500
109600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10834821                                0.2500
248800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10834839                                0.2500
84000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10834853                                0.2500
212000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10834861                                0.2500
323500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10834873                                0.2500
55000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10834877                                0.2500
164500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10834881                                0.2500
200000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10835561                                0.2500
210550.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10835581                                0.2500
167800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10835587                                0.2500
57400.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10835691                                0.2500
144732.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10836335                                0.2500
256000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10836395                                0.2500
159200.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10836731                                0.2500
196800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10836787                                0.2500
979272.69                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10836847                                0.2500
506684.87                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10836887                                0.2500
52500.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10836897                                0.2500
104000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10836907                                0.2500
233900.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10836959                                0.2500
93338.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10836989                                0.2500
155900.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10837371                                0.2500
192000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10837457                                0.2500
172365.43                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10837615                                0.2500
340000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10837625                                0.2500
143920.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10837655                                0.2500
184000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10837679                                0.2500
80000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10837683                                0.2500
168000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10837695                                0.2500
75200.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10837701                                0.2500
236000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10837711                                0.2500
130400.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10837713                                0.2500
200000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10837715                                0.2500
120000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10837717                                0.2500
57500.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10837725                                0.2500
150000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10837737                                0.2500
215000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10837753                                0.2500
86550.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10837755                                0.2500
86550.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10837759                                0.2500
233600.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10837767                                0.2500
168000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10837777                                0.2500
134560.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10837783                                0.2500
120000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10837791                                0.2500
166700.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10837795                                0.2500
308000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10837799                                0.2500
430800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10837815                                0.2500
380000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10837819                                0.2500
124800.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10837839                                0.2500
303000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10837847                                0.2500
433000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10837873                                0.2500
276800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10837881                                0.2500
215920.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10837885                                0.2500
253200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10837899                                0.2500
256000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10837905                                0.2500
384000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10837913                                0.2500
128600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10837943                                0.2500
190320.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10837955                                0.2500
141600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10837963                                0.2500
131250.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10837979                                0.2500
104000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10837987                                0.2500
152000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10837997                                0.2500
332000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838009                                0.2500
153600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10838031                                0.2500
251084.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10838035                                0.2500
136000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10838059                                0.2500
87552.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10838063                                0.2500
356000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10838081                                0.2500
157600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838085                                0.2500
134072.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10838087                                0.2500
232000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10838099                                0.2500
220000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10838117                                0.2500
107000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10838119                                0.2500
125000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10838127                                0.2500
101520.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838155                                0.2500
210000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10838167                                0.2500
350000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10838183                                0.2500
242000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10838185                                0.2500
140000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10838213                                0.2500
164700.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838243                                0.2500
612000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10838251                                0.2500
102750.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10838265                                0.2500
135200.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10838271                                0.2500
104000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10838279                                0.2500
498300.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10838295                                0.2500
250000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838307                                0.2500
288700.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10838325                                0.2500
120000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10838331                                0.2500
151200.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10838343                                0.2500
107000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10838353                                0.2500
140000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10838355                                0.2500
71000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10838357                                0.2500
193600.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10838363                                0.2500
93375.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10838373                                0.2500
336000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10838403                                0.2500
71950.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10838413                                0.2500
220000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10838437                                0.2500
380000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10838441                                0.2500
121600.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10838465                                0.2500
180000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10838467                                0.2500
120000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10838481                                0.2500
130960.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10838505                                0.2500
111160.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10838507                                0.2500
352000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10838513                                0.2500
102640.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838515                                0.2500
219000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838525                                0.2500
67120.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10838527                                0.2500
102000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10838533                                0.2500
191600.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10838537                                0.2500
180500.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10838559                                0.2500
121600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838565                                0.2500
67600.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10838571                                0.2500
380800.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10838573                                0.2500
156000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10838575                                0.2500
135274.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10838583                                0.2500
264000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838585                                0.2500
134000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10838587                                0.2500
195000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10838591                                0.2500
82320.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10838607                                0.2500
172000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838623                                0.2500
144000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10838627                                0.2500
131920.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10838629                                0.2500
157600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10838631                                0.2500
208000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10838635                                0.2500
180405.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10838651                                0.2500
217600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10838657                                0.2500
143120.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10838665                                0.2500
68750.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10838669                                0.2500
203920.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10838683                                0.2500
88800.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10838707                                0.2500
343200.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10838717                                0.2500
150000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10838731                                0.2500
260000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10838735                                0.2500
376000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10838773                                0.2500
297000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10838787                                0.2500
252000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10838789                                0.2500
307500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10838791                                0.2500
162000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10838799                                0.2500
198000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10838805                                0.2500
220000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10838825                                0.2500
236000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10838833                                0.2500
207000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10838835                                0.2500
215000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10838849                                0.2500
196800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10838853                                0.2500
159840.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10838855                                0.2500
105600.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10838923                                0.2500
213000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838931                                0.2500
150000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10838937                                0.2500
180000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10838975                                0.2500
180000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10838979                                0.2500
300000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10838989                                0.2500
390800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10839035                                0.2500
448000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10839043                                0.2500
68000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10839045                                0.2500
178500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10839049                                0.2500
78000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10839051                                0.2500
140000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10839069                                0.2500
152000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10840713                                0.2500
255507.10                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10840979                                0.2500
189409.00                               0.0800
7.8000                                  0.0000
7.5500                                  0.0000
7.4700
6.5000                                  0.9700

10841009                                0.2500
333600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10841041                                0.2500
264000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10841077                                0.2500
346100.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10841119                                0.2500
120800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10841123                                0.2500
207900.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10841139                                0.2500
388000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10841205                                0.2500
168000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10841225                                0.2500
380000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10841273                                0.2500
188000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10841297                                0.2500
295000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10841335                                0.2500
88000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10841339                                0.2500
234400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10841345                                0.2500
269600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10841353                                0.2500
143200.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10841377                                0.2500
157200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10841393                                0.2500
110000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10841401                                0.2500
128800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10841415                                0.2500
389600.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10841511                                0.2500
112000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10841567                                0.2500
106400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10841585                                0.2500
129600.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10841613                                0.2500
106550.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10841621                                0.2500
184000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10841713                                0.2500
358000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10841905                                0.2500
188720.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10842235                                0.2500
320000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10842259                                0.2500
256000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10842283                                0.2500
101920.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10842313                                0.2500
101200.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10842331                                0.2500
117600.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10842351                                0.2500
384000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10842373                                0.2500
200000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10842381                                0.2500
394000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10842383                                0.2500
115200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10842397                                0.2500
152000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10842405                                0.2500
284000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10842407                                0.2500
229000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10842415                                0.2500
152000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10842427                                0.2500
287630.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10842431                                0.2500
180000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10842447                                0.2500
212380.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10842459                                0.2500
92000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10842465                                0.2500
233000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10842467                                0.2500
164000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10842515                                0.2500
308000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10842517                                0.2500
121600.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10842521                                0.2500
183000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10842533                                0.2500
156000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10842547                                0.2500
63000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10842553                                0.2500
240000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10842569                                0.2500
367000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10842573                                0.2500
417000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10842587                                0.2500
420000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10842659                                0.2500
262400.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10843459                                0.2500
198000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10843483                                0.2500
176800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10843495                                0.2500
274096.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10843497                                0.2500
196000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10843747                                0.2500
76500.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10843759                                0.2500
417000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10843819                                0.2500
215910.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10843821                                0.2500
156766.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10843839                                0.2500
86400.00                                0.0800
7.9990                                  0.0000
7.7490                                  0.0000
7.6690
6.5000                                  1.1690

10843853                                0.2500
187000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10843871                                0.2500
121600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10843897                                0.2500
199736.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10843903                                0.2500
191750.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10843943                                0.2500
150000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10843983                                0.2500
175000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10844095                                0.2500
238850.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10844145                                0.2500
94800.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10844171                                0.2500
338200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10844173                                0.2500
251000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10844335                                0.2500
139920.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10844351                                0.2500
124400.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10845365                                0.2500
98100.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10845371                                0.2500
160000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10845423                                0.2500
176800.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10845445                                0.2500
180000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10845467                                0.2500
202000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10845477                                0.2500
146400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10845489                                0.2500
224000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10845591                                0.2500
250000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10845605                                0.2500
333750.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10845613                                0.2500
102835.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10845623                                0.2500
160000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10845649                                0.2500
203000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10845653                                0.2500
292000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10845677                                0.2500
95925.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10845693                                0.2500
168320.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10845709                                0.2500
493500.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10845813                                0.2500
172000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10845835                                0.2500
115440.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10845903                                0.2500
170000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10845917                                0.2500
128080.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10847311                                0.2500
125000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10847357                                0.2500
486850.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10847481                                0.2500
367200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10847507                                0.2500
308000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10847513                                0.2500
248000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10847521                                0.2500
169600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10847557                                0.2500
393600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10847701                                0.2500
133471.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10847719                                0.2500
290000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10847757                                0.2500
285000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10847837                                0.2500
567000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10847883                                0.2500
77089.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10847933                                0.2500
146880.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10847963                                0.2500
402500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10847985                                0.2500
324722.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10847999                                0.2500
106200.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10848013                                0.2500
150500.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10848501                                0.2500
164880.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10848505                                0.2500
80800.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10848905                                0.2500
244350.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10849267                                0.2500
86355.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10849297                                0.2500
143250.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10849313                                0.2500
124000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10849695                                0.2500
350000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10849703                                0.2500
116000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10849755                                0.2500
256000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10849761                                0.2500
334000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10849763                                0.2500
356250.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10849779                                0.2500
252000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10849789                                0.2500
150140.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10849847                                0.2500
204000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10849865                                0.2500
115920.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10849901                                0.2500
512000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10849983                                0.2500
64800.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10850603                                0.2500
266250.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10850613                                0.2500
263600.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10850881                                0.2500
142300.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10850901                                0.2500
125000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10850933                                0.2500
116000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10850995                                0.2500
360000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10851023                                0.2500
202000.00                               0.0800
7.9990                                  0.0000
7.7490                                  0.0000
7.6690
6.5000                                  1.1690

10851061                                0.2500
242000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10851235                                0.2500
115200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10851263                                0.2500
262500.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10851335                                0.2500
99900.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10851399                                0.2500
558750.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10851431                                0.2500
272000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10852701                                0.2500
168000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10852987                                0.2500
279500.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10853009                                0.2500
324000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10853013                                0.2500
102150.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10853257                                0.2500
205600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10854365                                0.2500
121600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10855021                                0.2500
145000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10855661                                0.2500
128000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10855687                                0.2500
163184.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10856165                                0.2500
528000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10856419                                0.2500
124800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10857239                                0.2500
138450.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10857275                                0.2500
300800.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10857287                                0.2500
112450.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10857379                                0.2500
334960.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10857457                                0.2500
197592.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10858555                                0.2500
410000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10862735                                0.2500
100500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

Total Number of Loans:                  3,007

Total Original Balance:                 714,513,926.00

Total Principal Balance:                713,940,004.75

Total Original P+I:                     4,604,843.82

Total Current P+I:                      4,604,818.76

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
10274121      N67/G02     F                  86,250.00          ZZ
                          360                86,250.00          1
                          6.6250             476.17             75
                          6.3750             476.17
COLORADO SPRINCO 80916    5                  10/06/05           00
0440560753                05                 12/01/05           0.0000
3315006421                N                  11/01/35
0

10482393      P27/G02     F                  152,000.00         ZZ
                          360                151,369.72         1
                          7.0000             1011.26            80
                          6.7500             1011.26
CALLAHAN      FL 32011    5                  02/22/06           00
0441152121                03                 04/01/06           0.0000
5537364759                O                  03/01/36
0

10485375      L21/G02     F                  161,100.00         ZZ
                          360                160,432.00         1
                          7.0000             1071.80            90
                          6.7500             1071.80
CITY OF WASHINDC 20020    5                  02/23/06           19
0441139185                01                 04/01/06           25.0000
14603040                  O                  03/01/36
0

10532094      944/G02     F                  300,000.00         ZZ
                          360                299,429.22         1
                          6.2500             1847.15            62
                          6.0000             1847.15
NATIONAL CITY CA 91950    5                  05/26/06           00
0441565769                05                 07/01/06           0.0000
1001887758                O                  06/01/36
0

10574104      X78/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          8.1250             947.92             80
                          7.8750             947.92
ATLANTA       GA 30317    1                  07/14/06           00
0441706892                05                 09/01/06           0.0000
26291652                  N                  08/01/36
0

10582540      X78/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          8.1250             785.42             80
                          7.8750             785.42
ATLANTA       GA 30315    1                  07/25/06           00
0441743721                05                 09/01/06           0.0000
99-1832                   N                  08/01/36
0

10696087      H76/G02     F                  476,000.00         ZZ
                          360                475,217.38         1
                          7.0000             3166.84            80
                          6.7500             3166.84
STAFFORD      VA 22554    2                  05/17/06           00
0441502192                03                 07/01/06           0.0000
2006730463                O                  06/01/36
0

10713795      T08/M32     F                  388,000.00         ZZ
                          360                387,346.21         1
                          6.8750             2548.88            74
                          6.6250             2548.88
WILMINGTON    CA 90744    5                  05/25/06           00
359218303                 05                 07/01/06           0.0000
45011092                  O                  06/01/36
0

10732889      Y65/M32     F                  195,000.00         ZZ
                          360                195,000.00         1
                          7.5000             1218.75            80
                          7.2500             1218.75
BEAVERTON     OR 97007    2                  06/01/06           00
713175958                 05                 08/01/06           0.0000
40599811                  O                  07/01/36
0

10732959      Y65/M32     F                  224,250.00         ZZ
                          360                224,056.93         1
                          6.7500             1454.48            65
                          6.5000             1454.48
MONTCLAIR     CA 91763    5                  06/01/06           00
713175944                 03                 08/01/06           0.0000
40599023                  O                  07/01/36
0

10732963      Y65/M32     F                  191,900.00         ZZ
                          360                191,900.00         1
                          6.8750             1099.43            80
                          6.6250             1099.43
VANCOUVER     WA 98682    1                  06/02/06           00
713176000                 05                 08/01/06           0.0000
40599305                  O                  07/01/36
0

10732967      Y65/M32     F                  411,000.00         ZZ
                          360                411,000.00         1
                          7.1250             2440.31            75
                          6.8750             2440.31
MELBOURNE BEACFL 32951    5                  06/05/06           00
713176004                 03                 08/01/06           0.0000
40599345                  O                  07/01/36
0

10732975      Y65/M32     F                  116,000.00         ZZ
                          360                116,000.00         1
                          6.8750             664.58             80
                          6.6250             664.58
LEBANON       OH 45036    2                  06/01/06           00
713175091                 05                 07/01/06           0.0000
40599584                  O                  06/01/36
0

10732977      Y65/M32     F                  242,750.00         ZZ
                          360                242,750.00         1
                          6.8750             1390.76            80
                          6.6250             1390.76
FRIENDSWOOD   TX 77546    1                  06/09/06           00
713175828                 05                 08/01/06           0.0000
40597639                  O                  07/01/36
0

10733003      Y65/M32     F                  220,000.00         ZZ
                          360                220,000.00         1
                          6.8750             1260.42            44
                          6.6250             1260.42
DOWNEY        CA 90240    5                  06/01/06           00
713175789                 05                 08/01/06           0.0000
40596221                  O                  07/01/36
0

10733015      Y65/M32     F                  436,000.00         ZZ
                          360                435,633.71         1
                          6.8750             2864.21            80
                          6.6250             2864.21
LOS ANGELES   CA 91040    1                  06/05/06           00
713175813                 05                 08/01/06           0.0000
40596682                  O                  07/01/36
0

10733023      Y65/M32     F                  68,800.00          ZZ
                          360                68,800.00          1
                          7.2500             415.67             80
                          7.0000             415.67
XENIA         OH 45385    2                  06/01/06           00
713175044                 05                 07/01/06           0.0000
40597251                  O                  06/01/36
0

10733051      Y65/M32     F                  240,000.00         ZZ
                          360                240,000.00         1
                          7.0000             1400.00            80
                          6.7500             1400.00
YELM          WA 98597    1                  06/05/06           00
713175662                 05                 08/01/06           0.0000
40593784                  N                  07/01/36
0

10733053      Y65/M32     F                  144,000.00         ZZ
                          360                144,000.00         1
                          7.0000             840.00             80
                          6.7500             840.00
YELM          WA 98597    1                  06/05/06           00
713175663                 05                 08/01/06           0.0000
40593789                  N                  07/01/36
0

10733063      Y65/M32     F                  76,000.00          ZZ
                          360                76,000.00          1
                          7.2500             459.17             79
                          7.0000             459.17
JACKSONVILLE  FL 32209    2                  06/06/06           00
713174975                 05                 08/01/06           0.0000
40594059                  N                  07/01/36
0

10733081      Y65/M32     F                  315,000.00         ZZ
                          360                314,442.63         1
                          6.6250             2016.98            71
                          6.3750             2016.98
LOS ANGELES   CA 90032    5                  05/25/06           00
713175385                 05                 07/01/06           0.0000
40588172                  O                  06/01/36
0

10733161      Y65/M32     F                  340,000.00         ZZ
                          360                339,714.36         1
                          6.8750             2233.56            65
                          6.6250             2233.56
SAN PABLO     CA 94806    5                  06/01/06           00
713175321                 05                 08/01/06           0.0000
40586524                  O                  07/01/36
0

10733179      Y65/M32     F                  600,000.00         ZZ
                          360                599,576.53         1
                          7.7500             4298.47            80
                          7.5000             4298.47
HOLMES        NY 12531    1                  06/08/06           00
713175227                 05                 08/01/06           0.0000
40571475                  O                  07/01/36
0

10733185      Y65/M32     F                  132,000.00         ZZ
                          360                132,000.00         1
                          7.7500             852.50             80
                          7.5000             852.50
TAMPA         FL 33607    1                  04/17/06           00
713174362                 05                 06/01/06           0.0000
40573782                  O                  05/01/36
0

10733207      Y65/M32     F                  268,000.00         ZZ
                          360                268,000.00         1
                          6.6250             1479.58            56
                          6.3750             1479.58
SOUTH GATE    CA 90280    5                  05/25/06           00
713174879                 05                 07/01/06           0.0000
40580415                  O                  06/01/36
0

10733219      Y65/M32     F                  160,320.00         ZZ
                          360                160,320.00         1
                          7.0000             935.20             80
                          6.7500             935.20
LYNNWOOD      WA 98087    1                  02/02/06           00
713138570                 01                 04/01/06           0.0000
40508689                  O                  03/01/36
0

10733231      Y65/M32     F                  460,000.00         ZZ
                          360                460,000.00         1
                          7.0000             2683.33            76
                          6.7500             2683.33
EASTON        PA 18045    1                  03/10/06           00
713145225                 05                 05/01/06           0.0000
40533956                  O                  04/01/36
0

10733265      Y65/M32     F                  134,400.00         ZZ
                          360                134,400.00         1
                          7.7500             868.00             80
                          7.5000             868.00
WAUCHULA      FL 33873    1                  06/06/06           00
713174806                 05                 08/01/06           0.0000
40606596                  O                  07/01/36
0

10733301      Y65/M32     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.7500             562.50             80
                          6.5000             562.50
FAIRBORN      OH 45324    2                  06/02/06           00
713176230                 05                 08/01/06           0.0000
40604134                  O                  07/01/36
0

10737719      F34/G02     F                  468,800.00         ZZ
                          360                468,396.37         1
                          6.7500             3040.63            80
                          6.5000             3040.63
CAMARILLO     CA 93010    1                  06/06/06           00
0441559978                01                 08/01/06           0.0000
4500604024                O                  07/01/36
0

10745453      E23/G02     F                  385,000.00         ZZ
                          360                385,000.00         2
                          7.5000             2406.25            75
                          7.2500             2406.25
LOS ANGELES ARCA 90044    5                  06/12/06           00
0441560836                05                 08/01/06           0.0000
91010409                  O                  07/01/36
0

10762047      Y65/M32     F                  367,920.00         ZZ
                          360                367,920.00         1
                          6.5000             1992.90            80
                          6.2500             1992.90
LOS ANGELES   CA 90025    1                  12/16/05           00
713127026                 01                 02/01/06           0.0000
40487266                  O                  01/01/36
0

10762073      Y65/M32     F                  391,249.00         ZZ
                          360                388,585.82         1
                          6.3750             2440.88            80
                          6.1250             2440.88
RENTON        WA 98059    1                  12/28/05           00
713125172                 03                 02/01/06           0.0000
40495573                  O                  01/01/36
0

10762103      Y65/M32     F                  1,500,000.00       T
                          360                1,500,000.00       1
                          5.7500             7187.50            46
                          5.5000             7187.50
SOUTHAMPTON   NY 11968    5                  09/09/05           00
713075550                 05                 11/01/05           0.0000
40368778                  O                  10/01/35
0

10762121      Y65/M32     F                  115,000.00         ZZ
                          240                112,380.42         1
                          5.7500             807.40             63
                          5.5000             807.40
PORTLAND      OR 97233    5                  09/16/05           00
713079057                 05                 11/01/05           0.0000
40409354                  O                  10/01/25
0

10762129      Y65/M32     F                  194,000.00         ZZ
                          360                192,202.86         1
                          6.5000             1226.21            80
                          6.2500             1226.21
SATELLITE BEACFL 32937    1                  09/28/05           00
713081442                 05                 11/01/05           0.0000
40415297                  O                  10/01/35
0

10762167      Y65/M32     F                  258,800.00         ZZ
                          360                258,800.00         1
                          7.0000             1509.67            80
                          6.7500             1509.67
FRISCO        TX 75034    1                  12/02/05           00
713116495                 03                 01/01/06           0.0000
40481159                  O                  12/01/35
0

10762173      Y65/M32     F                  217,600.00         ZZ
                          360                215,826.78         1
                          6.2500             1339.80            80
                          6.0000             1339.80
RICHLAND      WA 99352    1                  12/14/05           00
713121884                 05                 02/01/06           0.0000
40484951                  O                  01/01/36
0

10762183      Y65/M32     F                  100,116.00         ZZ
                          360                99,218.68          1
                          6.6250             641.05             80
                          6.3750             641.05
KANSAS CITY   MO 64118    1                  12/29/05           00
713125227                 05                 02/01/06           0.0000
40502157                  O                  01/01/36
0

10763261      E22/G02     F                  426,800.00         ZZ
                          360                426,800.00         1
                          7.0000             2489.67            80
                          6.7500             2489.67
ALPHARETTA    GA 30004    1                  06/30/06           00
0429350465                05                 08/01/06           0.0000
0429350465                O                  07/01/36
0

10764327      E22/G02     F                  420,000.00         ZZ
                          360                419,732.18         1
                          8.2500             3155.32            80
                          8.0000             3155.32
PLYMOUTH      MI 48170    1                  06/30/06           00
0429267586                05                 08/01/06           0.0000
0429267586                O                  07/01/36
0

10769367      E22/G02     F                  344,000.00         ZZ
                          360                344,000.00         1
                          7.3750             2114.17            80
                          7.1250             2114.17
BLOOMINGTON   CA 92316    2                  06/26/06           00
0429379043                05                 08/01/06           0.0000
0429379043                O                  07/01/36
0

10770369      AB6/G02     F                  432,000.00         ZZ
                          360                431,654.54         1
                          7.1250             2910.46            90
                          6.8750             2910.46
OAKLAND       CA 94606    1                  06/27/06           14
0441598083                05                 08/01/06           25.0000
154465                    O                  07/01/36
0

10771353      E22/G02     F                  676,000.00         ZZ
                          360                673,913.00         1
                          6.8750             4440.84            65
                          6.6250             4440.84
SAN JOSE      CA 95132    2                  06/29/06           00
0428241293                05                 09/01/06           0.0000
0428241293                O                  08/01/36
0

10771513      E22/G02     F                  416,000.00         ZZ
                          360                416,000.00         1
                          7.3750             2556.67            80
                          7.1250             2556.67
SUGAR LAND    TX 77479    1                  07/06/06           00
0429310642                03                 09/01/06           0.0000
0429310642                O                  08/01/36
0

10774619      E23/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          7.7500             645.83             18
                          7.5000             645.83
OXNARD        CA 93035    5                  06/23/06           00
0441665502                05                 08/01/06           0.0000
91010489                  O                  07/01/36
0

10776315      T51/G02     F                  115,920.00         ZZ
                          360                115,920.00         1
                          8.0000             772.80             80
                          7.7500             772.80
GREEN BAY     WI 54301    1                  06/29/06           00
0441655057                05                 08/01/06           0.0000
27134                     O                  07/01/36
0

10779243      E22/G02     F                  350,000.00         ZZ
                          360                350,000.00         1
                          6.8750             2005.21            52
                          6.6250             2005.21
LODI          CA 95240    5                  06/30/06           00
0429394117                05                 08/01/06           0.0000
0429394117                O                  07/01/36
0

10781209      Y42/G02     F                  110,800.00         ZZ
                          360                110,800.00         1
                          7.1250             657.88             80
                          6.8750             657.88
EAST JORDAN   MI 49727    2                  06/27/06           00
0441689718                05                 08/01/06           0.0000
1006060643                O                  07/01/36
0

10788631      E23/G02     F                  308,000.00         ZZ
                          360                308,000.00         1
                          7.5000             1925.00            80
                          7.2500             1925.00
WASHINGTON    UT 84780    1                  07/01/06           00
0441645181                03                 08/01/06           0.0000
42015529                  O                  07/01/36
0

10789117      E22/G02     F                  428,000.00         ZZ
                          360                428,000.00         1
                          7.0000             2496.67            80
                          6.7500             2496.67
RIVERSIDE     CA 92507    1                  07/05/06           00
0429163611                05                 09/01/06           0.0000
0429163611                O                  08/01/36
0

10789379      E22/G02     F                  476,000.00         ZZ
                          360                476,000.00         1
                          7.2500             2875.83            80
                          7.0000             2875.83
PLACENTIA     CA 92870    1                  07/07/06           00
0429649288                05                 09/01/06           0.0000
0429649288                O                  08/01/36
0

10790199      L21/G02     F                  378,300.00         ZZ
                          360                378,300.00         1
                          7.2500             2285.56            58
                          7.0000             2285.56
MISSION VIEJO CA 92691    1                  06/22/06           00
0441651791                05                 08/01/06           0.0000
52507281                  N                  07/01/36
0

10790205      L21/G02     F                  508,000.00         ZZ
                          360                508,000.00         1
                          6.7500             2857.50            80
                          6.5000             2857.50
CORONA        CA 92881    5                  06/27/06           00
0441648599                29                 08/01/06           0.0000
52511142                  O                  07/01/36
0

10792939      E22/G02     F                  371,500.00         ZZ
                          360                371,500.00         1
                          7.2500             2244.48            76
                          7.0000             2244.48
NORWALK       CA 90650    5                  07/05/06           00
0429530405                05                 09/01/06           0.0000
0429530405                O                  08/01/36
0

10793201      E22/G02     F                  443,200.00         ZZ
                          360                443,200.00         1
                          7.1250             2631.50            80
                          6.8750             2631.50
ARLINGTON     TN 38002    1                  07/14/06           00
0429768971                05                 09/01/06           0.0000
0429768971                O                  08/01/36
0

10794581      E23/G02     F                  216,000.00         ZZ
                          360                216,000.00         1
                          7.1250             1282.50            80
                          6.8750             1282.50
HESPERIA      CA 92345    1                  06/27/06           00
0441660065                05                 08/01/06           0.0000
51061925                  O                  07/01/36
0

10794635      E23/G02     F                  544,000.00         ZZ
                          360                544,000.00         1
                          7.5000             3400.00            80
                          7.2500             3400.00
GARDEN GROVE  CA 92845    5                  06/30/06           00
0441688199                05                 09/01/06           0.0000
63015161                  O                  08/01/36
0

10797715      E23/G02     F                  176,800.00         ZZ
                          360                176,800.00         1
                          7.6250             1123.42            80
                          7.3750             1123.42
SAN ANTONIO   TX 78258    1                  07/11/06           00
0441665411                03                 09/01/06           0.0000
76000742                  O                  08/01/36
0

10798067      K60/G02     F                  147,920.00         ZZ
                          360                147,920.00         1
                          8.1250             1001.54            80
                          7.8750             1001.54
PETERSBURG    VA 23803    1                  06/29/06           00
0441657822                05                 08/01/06           0.0000
0000109733                N                  07/01/36
0

10799077      E22/G02     F                  500,000.00         ZZ
                          360                500,000.00         1
                          6.8750             3284.64            65
                          6.6250             3284.64
LOS ANGELES   CA 91343    5                  07/11/06           00
0429497175                05                 09/01/06           0.0000
0429497175                O                  08/01/36
0

10799235      E22/G02     F                  437,025.00         ZZ
                          360                437,025.00         1
                          7.2500             2640.36            75
                          7.0000             2640.36
MILPITAS      CA 95035    5                  07/10/06           00
0429667868                09                 09/01/06           0.0000
0429667868                O                  08/01/36
0

10799391      E22/G02     F                  604,000.00         ZZ
                          360                604,000.00         1
                          6.7500             3397.50            80
                          6.5000             3397.50
HUNTINGTON BEACA 92649    1                  07/14/06           00
0429088164                01                 09/01/06           0.0000
0429088164                O                  08/01/36
0

10799533      E22/G02     F                  573,600.00         ZZ
                          360                573,600.00         1
                          6.6250             3672.82            80
                          6.3750             3672.82
BOWIE         MD 20721    2                  07/12/06           00
0429391725                05                 09/01/06           0.0000
0429391725                O                  08/01/36
0

10801095      313/G02     F                  93,000.00          ZZ
                          360                93,000.00          1
                          7.3750             642.33             70
                          7.1250             642.33
COOKEVILLE    TN 38506    1                  07/14/06           00
0441662897                05                 09/01/06           0.0000
11226081                  O                  08/01/36
0

10801171      E23/G02     F                  200,240.00         ZZ
                          360                200,240.00         1
                          7.6250             1272.36            80
                          7.3750             1272.36
SALT LAKE     UT 84106    1                  07/11/06           00
0441681244                05                 09/01/06           0.0000
42015574                  O                  08/01/36
0

10801383      560/560     F                  508,000.00         ZZ
                          360                507,794.66         1
                          7.2500             3069.17            80
                          7.0000             3067.93
SANTA MARIA   CA 93455    5                  05/25/06           00
601503530                 03                 07/01/06           0.0000
601503530                 O                  06/01/36
0

10801385      560/560     F                  121,100.00         ZZ
                          360                120,800.48         1
                          7.0000             805.68             75
                          6.7500             805.68
TAMPA         FL 33634    1                  04/28/06           00
601513500                 01                 06/01/06           0.0000
601513500                 O                  05/01/36
0

10801389      560/560     F                  119,700.00         ZZ
                          360                119,203.64         1
                          7.0000             796.37             90
                          6.7500             796.37
CEDAR PARK    TX 78613    1                  02/06/06           11
601523306                 03                 04/01/06           25.0000
601523306                 N                  03/01/36
0

10801391      560/560     F                  162,440.00         ZZ
                          360                161,661.60         1
                          8.0000             1191.93            95
                          7.7500             1191.93
AUSTIN        TX 78754    1                  12/29/05           11
601523355                 03                 02/01/06           30.0000
601523355                 N                  01/01/36
0

10801415      560/560     F                  265,850.00         ZZ
                          360                265,850.00         1
                          7.3750             1633.87            80
                          7.1250             1633.87
CASA GRANDE   AZ 85222    1                  05/04/06           00
601552093                 03                 07/01/06           0.0000
601552093                 O                  06/01/36
0

10801451      560/560     F                  162,500.00         ZZ
                          360                162,232.82         4
                          7.0000             1081.12            65
                          6.7500             1081.12
DELANO        CA 93216    5                  05/25/06           00
601567892                 03                 07/01/06           0.0000
601567892                 N                  06/01/36
0

10801491      560/560     F                  193,172.00         ZZ
                          360                193,172.00         1
                          7.2500             1167.08            80
                          7.0000             1167.08
PEARLAND      TX 77584    1                  01/31/06           00
601577189                 03                 03/01/06           0.0000
601577189                 O                  02/01/36
0

10801507      560/560     F                  135,430.00         ZZ
                          360                135,430.00         1
                          7.8750             888.76             80
                          7.6250             888.76
DALLAS        TX 75217    1                  04/21/06           00
601584458                 03                 06/01/06           0.0000
601584458                 N                  05/01/36
0

10801549      560/560     F                  417,000.00         ZZ
                          360                417,000.00         1
                          7.1250             2475.94            80
                          6.8750             2475.94
MARLBOROUGH   MA 01752    1                  06/16/06           00
601591630                 05                 08/01/06           0.0000
601591630                 O                  07/01/36
0

10801555      560/560     F                  148,000.00         ZZ
                          360                148,000.00         1
                          7.1250             878.75             80
                          6.8750             878.75
KISSIMMEE     FL 34733    1                  01/31/06           00
601594243                 03                 03/01/06           0.0000
601594243                 O                  02/01/36
0

10801581      560/560     F                  184,000.00         ZZ
                          360                184,000.00         1
                          7.3750             1130.83            80
                          7.1250             1130.83
MIAMI         FL 33186    1                  06/21/06           00
601601831                 09                 08/01/06           0.0000
601601831                 O                  07/01/36
0

10803309      E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.6250             1270.83            80
                          7.3750             1270.83
AUSTIN        TX 78734    1                  07/19/06           00
0429641814                03                 09/01/06           0.0000
0429641814                O                  08/01/36
0

10803601      E22/G02     F                  431,000.00         ZZ
                          360                431,000.00         1
                          7.2500             2940.18            80
                          7.0000             2940.18
LA HABRA      CA 90631    5                  07/07/06           00
0429454747                05                 09/01/06           0.0000
0429454747                O                  08/01/36
0

10803755      E22/G02     F                  263,440.00         ZZ
                          360                263,440.00         1
                          7.7500             1701.38            80
                          7.5000             1701.38
MINNEAPOLIS   MN 55410    1                  07/19/06           00
0429777923                05                 09/01/06           0.0000
0429777923                O                  08/01/36
0

10803897      E22/G02     F                  248,000.00         ZZ
                          360                248,000.00         1
                          7.7500             1776.70            80
                          7.5000             1776.70
MINNEAPOLIS   MN 55414    2                  07/19/06           00
0429558810                05                 09/01/06           0.0000
0429558810                N                  08/01/36
0

10804863      H49/G02     F                  325,000.00         ZZ
                          360                324,733.60         1
                          7.0000             2162.23            50
                          6.7500             2162.23
FT LAUDERDALE FL 33316    5                  06/26/06           00
0441689478                01                 08/01/06           0.0000
754493                    O                  07/01/36
0

10805885      E23/G02     F                  335,000.00         ZZ
                          360                335,000.00         1
                          6.8750             2051.45            55
                          6.6250             2051.45
SAN JOSE      CA 95111    5                  07/10/06           00
0441681277                05                 09/01/06           0.0000
61025587                  N                  08/01/36
0

10807513      E22/G02     F                  363,200.00         ZZ
                          360                363,200.00         1
                          7.5000             2270.00            80
                          7.2500             2270.00
OAKLAND       CA 94605    1                  07/12/06           00
0429603152                05                 09/01/06           0.0000
0429603152                O                  08/01/36
0

10810359      E22/G02     F                  310,000.00         ZZ
                          360                310,000.00         1
                          7.0000             1808.33            61
                          6.7500             1808.33
AZUSA         CA 91702    5                  07/10/06           00
0429545155                05                 09/01/06           0.0000
0429545155                O                  08/01/36
0

10810553      E22/G02     F                  650,000.00         ZZ
                          360                650,000.00         1
                          7.1250             3859.38            67
                          6.8750             3859.38
LOS ANGELES   CA 90066    5                  07/17/06           00
0429127129                05                 09/01/06           0.0000
0429127129                O                  08/01/36
0

10812933      H49/G02     F                  119,250.00         ZZ
                          360                119,250.00         1
                          8.2500             895.89             75
                          8.0000             895.89
ARNOLD        MO 63010    1                  07/14/06           00
0441689460                05                 09/01/06           0.0000
755396                    N                  08/01/36
0

10816087      E23/G02     F                  129,565.00         ZZ
                          360                129,565.00         1
                          7.3750             894.87             80
                          7.1250             894.87
PEARLAND      TX 77584    1                  07/14/06           00
0441692126                03                 09/01/06           0.0000
76000744                  O                  08/01/36
0

10816091      W58/G02     F                  261,000.00         ZZ
                          360                261,000.00         1
                          6.8750             1495.31            59
                          6.6250             1495.31
RIVERSIDE     CA 92507    5                  07/11/06           00
0441706900                05                 09/01/06           0.0000
C066014                   O                  08/01/36
0

10817791      Y40/G02     F                  424,000.00         ZZ
                          360                424,000.00         1
                          7.5000             2650.00            80
                          7.2500             2650.00
NORWALK       CA 90650    1                  07/06/06           00
0441717279                05                 09/01/06           0.0000
51136672                  O                  08/01/36
0

10818393      H49/G02     F                  88,900.00          ZZ
                          360                88,832.35          1
                          7.3750             614.01             70
                          7.1250             614.01
ANTIOCH       IL 60002    1                  06/28/06           00
0441693868                05                 08/01/06           0.0000
752411                    O                  07/01/36
0

10818401      Y40/G02     F                  470,000.00         ZZ
                          360                470,000.00         1
                          6.7500             3048.41            65
                          6.5000             3048.41
HACIENDA HEIGHCA 91745    5                  07/13/06           00
0441708278                05                 09/01/06           0.0000
51136664                  O                  08/01/36
0

10818533      Y40/G02     F                  282,000.00         ZZ
                          360                282,000.00         1
                          7.0000             1645.00            80
                          6.7500             1645.00
CENTREVILLE   VA 20120    1                  07/12/06           00
0441708245                09                 09/01/06           0.0000
51137441                  O                  08/01/36
0

10818547      313/G02     F                  500,000.00         ZZ
                          360                500,000.00         1
                          7.2500             3020.84            80
                          7.0000             3020.84
CANYON COUNTRYCA 91387    5                  07/10/06           00
0441720034                05                 09/01/06           0.0000
11211836                  O                  08/01/36
0

10819297      E22/G02     F                  256,000.00         ZZ
                          360                256,000.00         1
                          7.2500             1546.67            80
                          7.0000             1546.67
TOWNSEND      MA 01474    5                  07/18/06           00
0429660343                05                 09/01/06           0.0000
0429660343                O                  08/01/36
0

10819573      E22/G02     F                  787,500.00         ZZ
                          360                787,500.00         1
                          6.8750             4511.72            75
                          6.6250             4511.72
ESCONDIDO     CA 92027    5                  07/14/06           00
0428505325                05                 09/01/06           0.0000
0428505325                O                  08/01/36
0

10819821      H49/G02     F                  120,000.00         ZZ
                          360                120,000.00         4
                          8.0000             800.00             80
                          7.7500             800.00
ST LOUIS      MO 63116    1                  07/07/06           00
0441706397                05                 09/01/06           0.0000
12518748                  N                  08/01/36
0

10819891      H49/G02     F                  216,200.00         ZZ
                          360                216,200.00         4
                          7.8750             1418.81            80
                          7.6250             1418.81
ST LOUIS      MO 63110    1                  07/06/06           00
0441720851                05                 08/01/06           0.0000
755900                    N                  07/01/36
0

10823325      U60/G02     F                  409,200.00         ZZ
                          360                409,200.00         1
                          7.8750             2685.38            80
                          7.6250             2685.38
CERRITOS      CA 90703    1                  07/18/06           00
0441707072                09                 09/01/06           0.0000
0605105810                O                  08/01/36
0

10828085      A01/G02     F                  105,000.00         ZZ
                          360                105,000.00         2
                          7.5000             734.18             20
                          7.2500             734.18
BALDWIN PARK  CA 91706    5                  07/14/06           00
0441713195                07                 09/01/06           0.0000
4601913                   N                  08/01/36
0

10829183      U85/G02     F                  190,400.00         ZZ
                          240                190,059.94         1
                          7.5900             1544.34            80
                          7.3400             1544.34
EAST TROY     WI 53120    2                  07/18/06           00
0441710357                05                 08/24/06           0.0000
0506020277                O                  07/24/26
0

10829249      E23/G02     F                  415,000.00         ZZ
                          360                415,000.00         1
                          7.0000             2761.01            70
                          6.7500             2761.01
VALLEJO       CA 94591    5                  07/19/06           00
0441719978                05                 09/01/06           0.0000
61025696                  O                  08/01/36
0

10830225      E22/G02     F                  328,000.00         ZZ
                          360                328,000.00         1
                          6.6250             1810.83            80
                          6.3750             1810.83
MORENO VALLEY CA 92553    1                  07/21/06           00
0429788730                05                 09/01/06           0.0000
0429788730                O                  08/01/36
0

10832229      E23/G02     F                  472,500.00         ZZ
                          360                472,500.00         1
                          7.5000             2953.13            75
                          7.2500             2953.13
(NORTH HOLLYWOCA 91606    5                  07/19/06           00
0441728904                05                 09/01/06           0.0000
91010757                  O                  08/01/36
0

10832269      Z44/G02     F                  184,800.00         ZZ
                          360                184,800.00         1
                          7.0000             1078.00            80
                          6.7500             1078.00
PORTLAND      OR 97203    1                  07/07/06           00
0441712817                05                 09/01/06           0.0000
4022296                   O                  08/01/36
0

10832291      Z44/G02     F                  213,520.00         ZZ
                          360                213,353.44         1
                          7.2500             1290.02            80
                          7.0000             1290.02
SALEM         OR 97302    1                  06/26/06           00
0441713773                05                 08/01/06           0.0000
4021536                   O                  07/01/36
0

10832319      Z44/G02     F                  295,000.00         ZZ
                          360                295,000.00         1
                          7.2500             1782.29            80
                          7.0000             1782.29
PORTLAND      OR 97203    2                  06/08/06           00
0441712940                05                 08/01/06           0.0000
4021303                   O                  07/01/36
0

10833291      E22/G02     F                  214,000.00         ZZ
                          360                214,000.00         1
                          8.2500             1607.71            80
                          8.0000             1607.71
PONCE INLET   FL 32127    1                  07/28/06           00
0429806904                05                 09/01/06           0.0000
0429806904                N                  08/01/36
0

10834749      L21/G02     F                  999,950.00         T
                          360                999,950.00         1
                          8.7500             7291.30            71
                          8.5000             7291.30
ROSEMARY BEACHFL 32413    1                  07/17/06           00
0441724135                01                 09/01/06           0.0000
52513563                  O                  08/01/36
0

10836409      X83/G02     F                  216,000.00         ZZ
                          360                216,000.00         2
                          7.3250             1318.50            80
                          7.0750             1318.50
CHICAGO       IL 60636    1                  07/26/06           00
0441722212                05                 09/01/06           0.0000
12541278                  O                  08/01/36
0

10836419      H49/G02     F                  124,200.00         ZZ
                          360                124,200.00         1
                          8.0000             911.34             90
                          7.7500             911.34
CHICAGO       IL 60628    1                  07/17/06           14
0441720893                05                 09/01/06           25.0000
753839                    N                  08/01/36
0

10836815      P44/G02     F                  168,000.00         ZZ
                          360                168,000.00         1
                          7.2500             1146.06            80
                          7.0000             1146.06
HYANNIS       MA 02601    1                  07/25/06           00
0441722147                05                 09/01/06           0.0000
12512800                  O                  08/01/36
0

10837729      E22/G02     F                  316,000.00         ZZ
                          360                316,000.00         1
                          7.7500             2040.83            80
                          7.5000             2040.83
COLTON        CA 92324    2                  07/26/06           00
0470042847                05                 09/01/06           0.0000
0470042847                O                  08/01/36
0

10838065      E22/G02     F                  251,200.00         ZZ
                          360                251,200.00         1
                          8.1250             1865.15            80
                          7.8750             1865.15
SACRAMENTO    CA 95822    5                  07/21/06           00
0429565245                05                 09/01/06           0.0000
0429565245                O                  08/01/36
0

10838397      E22/G02     F                  306,000.00         ZZ
                          360                306,000.00         1
                          7.5000             1912.50            80
                          7.2500             1912.50
NEW CASTLE    CO 81647    2                  07/25/06           00
0429771876                03                 09/01/06           0.0000
0429771876                O                  08/01/36
0

10840835      X67/G02     F                  408,000.00         ZZ
                          360                408,000.00         4
                          8.0000             2720.00            80
                          7.7500             2720.00
QUINCY        MA 02169    1                  07/14/06           00
0441727161                05                 09/01/06           0.0000
0000493714                N                  08/01/36
0

10841117      H49/G02     F                  169,600.00         ZZ
                          360                169,600.00         1
                          8.2500             1274.15            80
                          8.0000             1274.15
ST LOUIS      MO 63122    1                  07/17/06           00
0441722808                05                 09/01/06           0.0000
755212                    N                  08/01/36
0

10841579      P27/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          7.7500             974.32             80
                          7.5000             974.32
SPOKANE VALLEYWA 99212    5                  07/20/06           00
0441725736                05                 09/01/06           0.0000
DR5539604914              O                  08/01/36
0

10843525      U85/G02     F                  65,000.00          ZZ
                          360                65,000.00          1
                          7.2500             443.41             26
                          7.0000             443.41
ELM GROVE     WI 53122    5                  07/21/06           00
0441726809                05                 09/01/06           0.0000
0607260106                O                  08/01/36
0

10843799      AE5/G02     F                  617,500.00         ZZ
                          360                617,500.00         4
                          7.1250             4160.21            65
                          6.8750             4160.21
HUNTINGTON BEACA 92647    5                  07/21/06           00
0441725157                05                 09/01/06           0.0000
604033                    N                  08/01/36
0

10847369      X83/G02     F                  115,920.00         ZZ
                          360                115,920.00         1
                          7.8250             755.90             80
                          7.5750             755.90
PFAFFTOWN     NC 27040    1                  07/26/06           00
0441742616                05                 09/01/06           0.0000
8209874                   N                  08/01/36
0

10847571      K60/G02     F                  134,400.00         ZZ
                          360                134,400.00         1
                          8.2500             1009.70            80
                          8.0000             1009.70
SAN ANTONIO   TX 78258    1                  07/21/06           00
0441733888                03                 09/01/06           0.0000
0001127878                O                  08/01/36
0

10847627      Y76/G02     F                  340,000.00         ZZ
                          360                340,000.00         1
                          7.1250             2018.75            80
                          6.8750             2018.75
PORTLAND      OR 97219    5                  07/24/06           00
0441743689                05                 09/01/06           0.0000
EMP00123                  O                  08/01/36
0

10849537      H49/G02     F                  216,200.00         ZZ
                          360                216,200.00         4
                          7.8750             1418.81            80
                          7.6250             1418.81
ST LOUIS      MO 63110    1                  07/06/06           00
0441724218                05                 08/01/06           0.0000
755900                    N                  07/01/36
0

10855737      313/G02     F                  287,576.00         ZZ
                          360                287,576.00         4
                          7.6250             1827.31            80
                          7.3750             1827.31
MINNEAPOLIS   MN 55408    1                  07/28/06           00
0441737624                05                 09/01/06           0.0000
11248937                  N                  08/01/36
0

Total Number of Loans     125

Total Original Balance    37,586,573.00

Total Principal Balance   37,565,699.87

Total Original P+I        235,505.13

Total Current P+I         235,503.89

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
10274121                                0.2500
86250.00                                0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10482393                                0.2500
151369.72                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10485375                                0.2500
160432.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10532094                                0.2500
299429.22                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10574104                                0.2500
140000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10582540                                0.2500
116000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10696087                                0.2500
475217.38                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10713795                                0.2500
387346.21                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10732889                                0.2500
195000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10732959                                0.2500
224056.93                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10732963                                0.2500
191900.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10732967                                0.2500
411000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10732975                                0.2500
116000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10732977                                0.2500
242750.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10733003                                0.2500
220000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10733015                                0.2500
435633.71                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10733023                                0.2500
68800.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10733051                                0.2500
240000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10733053                                0.2500
144000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10733063                                0.2500
76000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10733081                                0.2500
314442.63                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10733161                                0.2500
339714.36                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10733179                                0.2500
599576.53                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10733185                                0.2500
132000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10733207                                0.2500
268000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10733219                                0.2500
160320.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10733231                                0.2500
460000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10733265                                0.2500
134400.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10733301                                0.2500
100000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10737719                                0.2500
468396.37                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10745453                                0.2500
385000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10762047                                0.2500
367920.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10762073                                0.2500
388585.82                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10762103                                0.2500
1500000.00                              0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

10762121                                0.2500
112380.42                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

10762129                                0.2500
192202.86                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10762167                                0.2500
258800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10762173                                0.2500
215826.78                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10762183                                0.2500
99218.68                                0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10763261                                0.2500
426800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10764327                                0.2500
419732.18                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10769367                                0.2500
344000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10770369                                0.2500
431654.54                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10771353                                0.2500
673913.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10771513                                0.2500
416000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10774619                                0.2500
100000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10776315                                0.2500
115920.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10779243                                0.2500
350000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10781209                                0.2500
110800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10788631                                0.2500
308000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10789117                                0.2500
428000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10789379                                0.2500
476000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10790199                                0.2500
378300.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10790205                                0.2500
508000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10792939                                0.2500
371500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10793201                                0.2500
443200.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10794581                                0.2500
216000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10794635                                0.2500
544000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10797715                                0.2500
176800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10798067                                0.2500
147920.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10799077                                0.2500
500000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10799235                                0.2500
437025.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10799391                                0.2500
604000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10799533                                0.2500
573600.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10801095                                0.2500
93000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10801171                                0.2500
200240.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10801383                                0.2500
507794.66                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10801385                                0.2500
120800.48                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10801389                                0.2500
119203.64                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10801391                                0.2500
161661.60                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10801415                                0.2500
265850.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10801451                                0.2500
162232.82                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10801491                                0.2500
193172.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10801507                                0.2500
135430.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10801549                                0.2500
417000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10801555                                0.2500
148000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10801581                                0.2500
184000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10803309                                0.2500
200000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10803601                                0.2500
431000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10803755                                0.2500
263440.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10803897                                0.2500
248000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10804863                                0.2500
324733.60                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10805885                                0.2500
335000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10807513                                0.2500
363200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10810359                                0.2500
310000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10810553                                0.2500
650000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10812933                                0.2500
119250.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10816087                                0.2500
129565.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10816091                                0.2500
261000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10817791                                0.2500
424000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10818393                                0.2500
88832.35                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10818401                                0.2500
470000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10818533                                0.2500
282000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10818547                                0.2500
500000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10819297                                0.2500
256000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10819573                                0.2500
787500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10819821                                0.2500
120000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10819891                                0.2500
216200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10823325                                0.2500
409200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10828085                                0.2500
105000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10829183                                0.2500
190059.94                               0.0800
7.5900                                  0.0000
7.3400                                  0.0000
7.2600
6.5000                                  0.7600

10829249                                0.2500
415000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10830225                                0.2500
328000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10832229                                0.2500
472500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10832269                                0.2500
184800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10832291                                0.2500
213353.44                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10832319                                0.2500
295000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10833291                                0.2500
214000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10834749                                0.2500
999950.00                               0.0800
8.7500                                  0.0000
8.5000                                  0.0000
8.4200
6.5000                                  1.9200

10836409                                0.2500
216000.00                               0.0800
7.3250                                  0.0000
7.0750                                  0.0000
6.9950
6.5000                                  0.4950

10836419                                0.2500
124200.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10836815                                0.2500
168000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10837729                                0.2500
316000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10838065                                0.2500
251200.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10838397                                0.2500
306000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840835                                0.2500
408000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10841117                                0.2500
169600.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10841579                                0.2500
136000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10843525                                0.2500
65000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10843799                                0.2500
617500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10847369                                0.2500
115920.00                               0.0800
7.8250                                  0.0000
7.5750                                  0.0000
7.4950
6.5000                                  0.9950

10847571                                0.2500
134400.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10847627                                0.2500
340000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10849537                                0.2500
216200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10855737                                0.2500
287576.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

Total Number of Loans:                  125

Total Original Balance:                 37,586,573.00

Total Principal Balance:                37,565,699.87

Total Original P+I:                     235,505.13

Total Current P+I:                      235,503.89

                                                   EXHIBIT TWO-I

                                 SCHEDULE OF DISCOUNT FRACTIONS FOR GROUP I LOANS

                                              AVAILABLE UPON REQUEST

                              Schedule of Discount Fractions
Loan Number  Current Balance  Net Mortgage Rate  Discount Fraction  PO Balance
10495272     $74,980.00       6.220%             .4800%             $359.90
10495300     $119,782.43      6.220%             .4800%             $574.96
10495318     $219,351.61      6.220%             .4800%             $1,052.89
10495380     $400,000.00      6.220%             .4800%             $1,920.00
10495520     $359,347.34      6.220%             .4800%             $1,724.87
10502680     $179,509.16      6.220%             .4800%             $861.64
10502714     $213,815.36      6.220%             .4800%             $1,026.31
10502736     $554,446.86      6.095%             2.4800%            $13,750.28
10502738     $257,276.89      6.095%             2.4800%            $6,380.47
10502740     $60,729.87       6.095%             2.4800%            $1,506.10
10502758     $249,284.34      6.095%             2.4800%            $6,182.25
10502790     $314,120.06      6.095%             2.4800%            $7,790.18
10502796     $79,781.64       6.220%             .4800%             $382.95
10502838     $274,250.13      6.220%             .4800%             $1,316.40
10502858     $185,480.43      6.095%             2.4800%            $4,599.91
10502862     $171,530.99      6.220%             .4800%             $823.35
10502878     $134,662.77      6.095%             2.4800%            $3,339.64
10502888     $60,725.72       5.970%             4.4800%            $2,720.51
10502928     $416,206.58      5.970%             4.4800%            $18,646.05
10503302     $299,099.54      5.720%             8.4800%            $25,363.64
10503308     $129,577.92      5.970%             4.4800%            $5,805.09
10503314     $191,808.63      5.595%             10.4800%           $20,101.54
10503316     $161,547.48      6.095%             2.4800%            $4,006.38
10503322     $209,596.50      6.220%             .4800%             $1,006.06
10503362     $172,434.81      5.970%             4.4800%            $7,725.08
10503364     $282,206.59      6.220%             .4800%             $1,354.59
10503394     $558,854.09      5.970%             4.4800%            $25,036.66
10503406     $140,738.11      6.095%             2.4800%            $3,490.31
10503422     $149,581.01      6.095%             2.4800%            $3,709.61
10503484     $195,203.18      6.095%             2.4800%            $4,841.04
10503486     $159,709.93      6.220%             .4800%             $766.61
10503496     $192,447.74      5.970%             4.4800%            $8,621.66
10503532     $245,514.74      6.095%             2.4800%            $6,088.77
10503544     $117,386.78      6.220%             .4800%             $563.46
10503554     $229,572.80      6.095%             2.4800%            $5,693.41
10503572     $244,116.18      6.095%             2.4800%            $6,054.08
10503574     $244,045.87      6.095%             2.4800%            $6,052.34
10503598     $122,976.64      6.220%             .4800%             $590.29
10503626     $168,079.59      5.970%             4.4800%            $7,529.97
10503694     $138,757.79      6.095%             2.4800%            $3,441.19
10504616     $237,551.90      6.095%             2.4800%            $5,891.29
10504654     $184,832.22      6.095%             2.4800%            $4,583.84
10504660     $89,309.38       6.095%             2.4800%            $2,214.87
10504680     $130,852.86      6.220%             .4800%             $628.09
10504732     $134,352.62      6.220%             .4800%             $644.89
10504746     $179,593.82      6.220%             .4800%             $862.05
10504788     $102,519.67      6.220%             .4800%             $492.09
10504792     $90,945.24       6.095%             2.4800%            $2,255.44
10504800     $103,615.45      5.845%             6.4800%            $6,714.28
10504802     $123,653.62      6.095%             2.4800%            $3,066.61
10504830     $304,766.69      6.220%             .4800%             $1,462.88
10504838     $98,342.38       5.970%             4.4800%            $4,405.74
10504842     $115,170.31      5.970%             4.4800%            $5,159.63
10504844     $116,353.22      5.970%             4.4800%            $5,212.62
10504882     $94,940.41       6.220%             .4800%             $455.71
10504890     $168,677.49      6.095%             2.4800%            $4,183.20
10504912     $128,463.06      5.720%             8.4800%            $10,893.67
10504934     $159,473.28      6.095%             2.4800%            $3,954.94
10504944     $136,545.18      6.095%             2.4800%            $3,386.32
10504990     $94,020.76       5.970%             4.4800%            $4,212.13
10504996     $118,356.38      6.220%             .4800%             $568.11
10505014     $259,273.69      6.095%             2.4800%            $6,429.99
10505036     $153,888.92      6.095%             2.4800%            $3,816.45
10505078     $130,562.86      6.220%             .4800%             $626.70
10505086     $114,880.98      6.220%             .4800%             $551.43
10505102     $199,628.54      6.095%             2.4800%            $4,950.79
10505138     $126,165.22      6.095%             2.4800%            $3,128.90
10505162     $151,710.79      5.970%             4.4800%            $6,796.64
10505254     $147,586.57      6.095%             2.4800%            $3,660.15
10505264     $142,473.10      6.095%             2.4800%            $3,533.33
10505266     $143,119.08      6.095%             2.4800%            $3,549.35
10505448     $255,284.88      6.095%             2.4800%            $6,331.07
10505516     $117,164.23      6.095%             2.4800%            $2,905.67
10505518     $111,654.23      5.720%             8.4800%            $9,468.28
10505524     $183,649.91      5.970%             4.4800%            $8,227.52
10505550     $95,502.19       6.095%             2.4800%            $2,368.45
10505574     $167,843.16      6.220%             .4800%             $805.65
10505578     $267,269.20      6.220%             .4800%             $1,282.89
10505584     $159,615.73      5.970%             4.4800%            $7,150.78
10505586     $147,848.96      5.970%             4.4800%            $6,623.63
10505588     $126,963.73      6.095%             2.4800%            $3,148.70
10505850     $98,616.49       6.095%             2.4800%            $2,445.69
10505860     $116,982.32      6.095%             2.4800%            $2,901.16
10505888     $101,016.52      6.220%             .4800%             $484.88
10505928     $87,583.70       5.970%             4.4800%            $3,923.75
10505930     $83,843.97       6.095%             2.4800%            $2,079.33
10505932     $211,935.08      6.220%             .4800%             $1,017.29
10521536     $159,709.93      6.220%             .4800%             $766.61
10521618     $204,628.35      6.220%             .4800%             $982.22
10522416     $494,280.24      6.095%             2.4800%            $12,258.15
10545924     $117,592.54      6.220%             .4800%             $564.44
10557209     $373,632.90      6.220%             .4800%             $1,793.44
10576643     $317,300.00      6.220%             .4800%             $1,523.04
10584586     $231,100.00      6.220%             .4800%             $1,109.28
10598835     $177,600.00      6.220%             .4800%             $852.48
10644275     $1,200,000.00    6.095%             2.4800%            $29,760.00
10650371     $74,725.97       6.220%             .4800%             $358.68
10650507     $150,777.65      6.095%             2.4800%            $3,739.29
10650587     $154,577.33      6.220%             .4800%             $741.97
10650621     $189,481.92      6.220%             .4800%             $909.51
10659101     $69,869.99       6.095%             2.4800%            $1,732.78
10675935     $219,082.37      5.970%             4.4800%            $9,814.89
10676021     $119,777.13      6.095%             2.4800%            $2,970.47
10679585     $79,410.77       6.220%             .4800%             $381.17
10679657     $636,260.34      6.220%             .4800%             $3,054.05
10696369     $160,964.89      6.220%             .4800%             $772.63
10696673     $154,718.98      6.220%             .4800%             $742.65
10696765     $110,798.76      6.220%             .4800%             $531.83
10709001     $145,000.00      6.220%             .4800%             $696.00
10709037     $247,550.40      6.220%             .4800%             $1,188.24
10709045     $173,077.94      6.095%             2.4800%            $4,292.33
10709073     $124,767.84      6.095%             2.4800%            $3,094.24
10709095     $194,637.83      6.095%             2.4800%            $4,827.02
10713943     $747,748.90      5.720%             8.4800%            $63,409.11
10723959     $417,000.00      6.220%             .4800%             $2,001.60
10724119     $117,276.44      5.970%             4.4800%            $5,253.98
10724655     $540,568.20      6.220%             .4800%             $2,594.73
10724747     $416,343.83      6.220%             .4800%             $1,998.45
10728125     $208,412.19      6.095%             2.4800%            $5,168.62
10728127     $134,755.26      6.220%             .4800%             $646.83
10728317     $140,744.37      6.220%             .4800%             $675.57
10732965     $249,774.00      6.220%             .4800%             $1,198.92
10732979     $226,784.61      5.970%             4.4800%            $10,159.95
10733181     $231,000.00      6.095%             2.4800%            $5,728.80
10733227     $212,000.00      6.095%             2.4800%            $5,257.60
10733249     $164,342.65      6.220%             .4800%             $788.84
10733251     $174,682.74      6.220%             .4800%             $838.48
10733259     $467,576.92      6.220%             .4800%             $2,244.37
10734379     $219,900.00      6.220%             .4800%             $1,055.52
10753061     $71,432.16       5.970%             4.4800%            $3,200.16
10753189     $300,000.00      5.970%             4.4800%            $13,440.00
10753357     $309,719.76      6.220%             .4800%             $1,486.65
10755573     $329,701.67      6.220%             .4800%             $1,582.57
10755757     $119,888.85      6.095%             2.4800%            $2,973.24
10759219     $170,000.00      6.095%             2.4800%            $4,216.00
10759765     $51,453.44       6.220%             .4800%             $246.98
10760523     $111,813.81      5.970%             4.4800%            $5,009.26
10762015     $74,931.53       6.095%             2.4800%            $1,858.30
10762141     $249,307.70      5.970%             4.4800%            $11,168.99
10762143     $246,326.34      6.095%             2.4800%            $6,108.89
10762149     $87,341.85       6.220%             .4800%             $419.24
10763021     $122,389.26      6.220%             .4800%             $587.47
10766411     $76,925.16       5.845%             6.4800%            $4,984.75
10767151     $199,819.19      6.220%             .4800%             $959.13
10769507     $98,879.00       6.220%             .4800%             $474.62
10775563     $84,921.27       6.095%             2.4800%            $2,106.05
10780043     $352,050.00      6.095%             2.4800%            $8,730.84
10780107     $193,021.06      6.095%             2.4800%            $4,786.92
10780287     $320,000.00      6.220%             .4800%             $1,536.00
10780799     $465,784.63      5.970%             4.4800%            $20,867.15
10791919     $159,183.79      6.095%             2.4800%            $3,947.76
10792383     $122,888.80      6.220%             .4800%             $589.87
10800699     $509,538.95      6.220%             .4800%             $2,445.79
10808643     $372,000.00      6.220%             .4800%             $1,785.60
10808831     $130,000.00      5.970%             4.4800%            $5,824.00
10809509     $200,000.00      6.220%             .4800%             $960.00
10809753     $420,419.58      6.220%             .4800%             $2,018.01
10809811     $637,822.87      6.220%             .4800%             $3,061.55
10816153     $140,000.00      6.095%             2.4800%            $3,472.00
10816335     $40,000.00       6.095%             2.4800%            $992.00
10818023     $80,000.00       6.220%             .4800%             $384.00
10829477     $75,050.00       6.095%             2.4800%            $1,861.24
10851477     $364,000.00      6.220%             .4800%             $1,747.20
10851565     $409,029.89      6.220%             .4800%             $1,963.34
10852831     $56,400.00       6.095%             2.4800%            $1,398.72

                                                  EXHIBIT TWO-II

                                        SCHEDULE OF DISCOUNT FRACTIONS FOR
                                                  GROUP II LOANS

                                              AVAILABLE UPON REQUEST
                              Schedule of Discount Fractions
Loan Number  Current Balance  Net Mortgage Rate  Discount Fraction  PO Balance
10495272     $74,980.00       6.220%             .4800%             $359.90
10495300     $119,782.43      6.220%             .4800%             $574.96
10495318     $219,351.61      6.220%             .4800%             $1,052.89
10495380     $400,000.00      6.220%             .4800%             $1,920.00
10495520     $359,347.34      6.220%             .4800%             $1,724.87
10502680     $179,509.16      6.220%             .4800%             $861.64
10502714     $213,815.36      6.220%             .4800%             $1,026.31
10502736     $554,446.86      6.095%             2.4800%            $13,750.28
10502738     $257,276.89      6.095%             2.4800%            $6,380.47
10502740     $60,729.87       6.095%             2.4800%            $1,506.10
10502758     $249,284.34      6.095%             2.4800%            $6,182.25
10502790     $314,120.06      6.095%             2.4800%            $7,790.18
10502796     $79,781.64       6.220%             .4800%             $382.95
10502838     $274,250.13      6.220%             .4800%             $1,316.40
10502858     $185,480.43      6.095%             2.4800%            $4,599.91
10502862     $171,530.99      6.220%             .4800%             $823.35
10502878     $134,662.77      6.095%             2.4800%            $3,339.64
10502888     $60,725.72       5.970%             4.4800%            $2,720.51
10502928     $416,206.58      5.970%             4.4800%            $18,646.05
10503302     $299,099.54      5.720%             8.4800%            $25,363.64
10503308     $129,577.92      5.970%             4.4800%            $5,805.09
10503314     $191,808.63      5.595%             10.4800%           $20,101.54
10503316     $161,547.48      6.095%             2.4800%            $4,006.38
10503322     $209,596.50      6.220%             .4800%             $1,006.06
10503362     $172,434.81      5.970%             4.4800%            $7,725.08
10503364     $282,206.59      6.220%             .4800%             $1,354.59
10503394     $558,854.09      5.970%             4.4800%            $25,036.66
10503406     $140,738.11      6.095%             2.4800%            $3,490.31
10503422     $149,581.01      6.095%             2.4800%            $3,709.61
10503484     $195,203.18      6.095%             2.4800%            $4,841.04
10503486     $159,709.93      6.220%             .4800%             $766.61
10503496     $192,447.74      5.970%             4.4800%            $8,621.66
10503532     $245,514.74      6.095%             2.4800%            $6,088.77
10503544     $117,386.78      6.220%             .4800%             $563.46
10503554     $229,572.80      6.095%             2.4800%            $5,693.41
10503572     $244,116.18      6.095%             2.4800%            $6,054.08
10503574     $244,045.87      6.095%             2.4800%            $6,052.34
10503598     $122,976.64      6.220%             .4800%             $590.29
10503626     $168,079.59      5.970%             4.4800%            $7,529.97
10503694     $138,757.79      6.095%             2.4800%            $3,441.19
10504616     $237,551.90      6.095%             2.4800%            $5,891.29
10504654     $184,832.22      6.095%             2.4800%            $4,583.84
10504660     $89,309.38       6.095%             2.4800%            $2,214.87
10504680     $130,852.86      6.220%             .4800%             $628.09
10504732     $134,352.62      6.220%             .4800%             $644.89
10504746     $179,593.82      6.220%             .4800%             $862.05
10504788     $102,519.67      6.220%             .4800%             $492.09
10504792     $90,945.24       6.095%             2.4800%            $2,255.44
10504800     $103,615.45      5.845%             6.4800%            $6,714.28
10504802     $123,653.62      6.095%             2.4800%            $3,066.61
10504830     $304,766.69      6.220%             .4800%             $1,462.88
10504838     $98,342.38       5.970%             4.4800%            $4,405.74
10504842     $115,170.31      5.970%             4.4800%            $5,159.63
10504844     $116,353.22      5.970%             4.4800%            $5,212.62
10504882     $94,940.41       6.220%             .4800%             $455.71
10504890     $168,677.49      6.095%             2.4800%            $4,183.20
10504912     $128,463.06      5.720%             8.4800%            $10,893.67
10504934     $159,473.28      6.095%             2.4800%            $3,954.94
10504944     $136,545.18      6.095%             2.4800%            $3,386.32
10504990     $94,020.76       5.970%             4.4800%            $4,212.13
10504996     $118,356.38      6.220%             .4800%             $568.11
10505014     $259,273.69      6.095%             2.4800%            $6,429.99
10505036     $153,888.92      6.095%             2.4800%            $3,816.45
10505078     $130,562.86      6.220%             .4800%             $626.70
10505086     $114,880.98      6.220%             .4800%             $551.43
10505102     $199,628.54      6.095%             2.4800%            $4,950.79
10505138     $126,165.22      6.095%             2.4800%            $3,128.90
10505162     $151,710.79      5.970%             4.4800%            $6,796.64
10505254     $147,586.57      6.095%             2.4800%            $3,660.15
10505264     $142,473.10      6.095%             2.4800%            $3,533.33
10505266     $143,119.08      6.095%             2.4800%            $3,549.35
10505448     $255,284.88      6.095%             2.4800%            $6,331.07
10505516     $117,164.23      6.095%             2.4800%            $2,905.67
10505518     $111,654.23      5.720%             8.4800%            $9,468.28
10505524     $183,649.91      5.970%             4.4800%            $8,227.52
10505550     $95,502.19       6.095%             2.4800%            $2,368.45
10505574     $167,843.16      6.220%             .4800%             $805.65
10505578     $267,269.20      6.220%             .4800%             $1,282.89
10505584     $159,615.73      5.970%             4.4800%            $7,150.78
10505586     $147,848.96      5.970%             4.4800%            $6,623.63
10505588     $126,963.73      6.095%             2.4800%            $3,148.70
10505850     $98,616.49       6.095%             2.4800%            $2,445.69
10505860     $116,982.32      6.095%             2.4800%            $2,901.16
10505888     $101,016.52      6.220%             .4800%             $484.88
10505928     $87,583.70       5.970%             4.4800%            $3,923.75
10505930     $83,843.97       6.095%             2.4800%            $2,079.33
10505932     $211,935.08      6.220%             .4800%             $1,017.29
10521536     $159,709.93      6.220%             .4800%             $766.61
10521618     $204,628.35      6.220%             .4800%             $982.22
10522416     $494,280.24      6.095%             2.4800%            $12,258.15
10545924     $117,592.54      6.220%             .4800%             $564.44
10557209     $373,632.90      6.220%             .4800%             $1,793.44
10576643     $317,300.00      6.220%             .4800%             $1,523.04
10584586     $231,100.00      6.220%             .4800%             $1,109.28
10598835     $177,600.00      6.220%             .4800%             $852.48
10644275     $1,200,000.00    6.095%             2.4800%            $29,760.00
10650371     $74,725.97       6.220%             .4800%             $358.68
10650507     $150,777.65      6.095%             2.4800%            $3,739.29
10650587     $154,577.33      6.220%             .4800%             $741.97
10650621     $189,481.92      6.220%             .4800%             $909.51
10659101     $69,869.99       6.095%             2.4800%            $1,732.78
10675935     $219,082.37      5.970%             4.4800%            $9,814.89
10676021     $119,777.13      6.095%             2.4800%            $2,970.47
10679585     $79,410.77       6.220%             .4800%             $381.17
10679657     $636,260.34      6.220%             .4800%             $3,054.05
10696369     $160,964.89      6.220%             .4800%             $772.63
10696673     $154,718.98      6.220%             .4800%             $742.65
10696765     $110,798.76      6.220%             .4800%             $531.83
10709001     $145,000.00      6.220%             .4800%             $696.00
10709037     $247,550.40      6.220%             .4800%             $1,188.24
10709045     $173,077.94      6.095%             2.4800%            $4,292.33
10709073     $124,767.84      6.095%             2.4800%            $3,094.24
10709095     $194,637.83      6.095%             2.4800%            $4,827.02
10713943     $747,748.90      5.720%             8.4800%            $63,409.11
10723959     $417,000.00      6.220%             .4800%             $2,001.60
10724119     $117,276.44      5.970%             4.4800%            $5,253.98
10724655     $540,568.20      6.220%             .4800%             $2,594.73
10724747     $416,343.83      6.220%             .4800%             $1,998.45
10728125     $208,412.19      6.095%             2.4800%            $5,168.62
10728127     $134,755.26      6.220%             .4800%             $646.83
10728317     $140,744.37      6.220%             .4800%             $675.57
10732965     $249,774.00      6.220%             .4800%             $1,198.92
10732979     $226,784.61      5.970%             4.4800%            $10,159.95
10733181     $231,000.00      6.095%             2.4800%            $5,728.80
10733227     $212,000.00      6.095%             2.4800%            $5,257.60
10733249     $164,342.65      6.220%             .4800%             $788.84
10733251     $174,682.74      6.220%             .4800%             $838.48
10733259     $467,576.92      6.220%             .4800%             $2,244.37
10734379     $219,900.00      6.220%             .4800%             $1,055.52
10753061     $71,432.16       5.970%             4.4800%            $3,200.16
10753189     $300,000.00      5.970%             4.4800%            $13,440.00
10753357     $309,719.76      6.220%             .4800%             $1,486.65
10755573     $329,701.67      6.220%             .4800%             $1,582.57
10755757     $119,888.85      6.095%             2.4800%            $2,973.24
10759219     $170,000.00      6.095%             2.4800%            $4,216.00
10759765     $51,453.44       6.220%             .4800%             $246.98
10760523     $111,813.81      5.970%             4.4800%            $5,009.26
10762015     $74,931.53       6.095%             2.4800%            $1,858.30
10762141     $249,307.70      5.970%             4.4800%            $11,168.99
10762143     $246,326.34      6.095%             2.4800%            $6,108.89
10762149     $87,341.85       6.220%             .4800%             $419.24
10763021     $122,389.26      6.220%             .4800%             $587.47
10766411     $76,925.16       5.845%             6.4800%            $4,984.75
10767151     $199,819.19      6.220%             .4800%             $959.13
10769507     $98,879.00       6.220%             .4800%             $474.62
10775563     $84,921.27       6.095%             2.4800%            $2,106.05
10780043     $352,050.00      6.095%             2.4800%            $8,730.84
10780107     $193,021.06      6.095%             2.4800%            $4,786.92
10780287     $320,000.00      6.220%             .4800%             $1,536.00
10780799     $465,784.63      5.970%             4.4800%            $20,867.15
10791919     $159,183.79      6.095%             2.4800%            $3,947.76
10792383     $122,888.80      6.220%             .4800%             $589.87
10800699     $509,538.95      6.220%             .4800%             $2,445.79
10808643     $372,000.00      6.220%             .4800%             $1,785.60
10808831     $130,000.00      5.970%             4.4800%            $5,824.00
10809509     $200,000.00      6.220%             .4800%             $960.00
10809753     $420,419.58      6.220%             .4800%             $2,018.01
10809811     $637,822.87      6.220%             .4800%             $3,061.55
10816153     $140,000.00      6.095%             2.4800%            $3,472.00
10816335     $40,000.00       6.095%             2.4800%            $992.00
10818023     $80,000.00       6.220%             .4800%             $384.00
10829477     $75,050.00       6.095%             2.4800%            $1,861.24
10851477     $364,000.00      6.220%             .4800%             $1,747.20
10851565     $409,029.89      6.220%             .4800%             $1,963.34
10852831     $56,400.00       6.095%             2.4800%            $1,398.72

                                                   EXHIBIT THREE

                                           INFORMATION TO BE INCLUDED IN
                                        MONTHLY DISTRIBUTION DATE STATEMENT

(i)      the applicable Record Date, Determination Date and Distribution Date;

(ii)     for Loan Group I and Loan Group II separately,  the aggregate amount of payments  received with respect to the Mortgage Loans, including prepayment amounts;

(iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or expenses paid;

(v)       (a) the  amount of such  distribution  to the  Certificateholders  of such  Class  applied  to reduce the
         Certificate  Principal  Balance  thereof,  and (b) the  aggregate  amount  included  therein  representing
         Principal Prepayments;

(vi)     the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(vii)    if the  distribution  to the Holders of such Class of Certificates is less than the full amount that would be  distributable  to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

(viii)   the  aggregate  Certificate  Principal  Balance  of each  Class of  Certificates  and  each of the  Senior
         Percentage and Subordinate  Class  Percentage,  before and after giving effect to the amounts  distributed on such  Distribution  Date,  separately  identifying  any reduction  thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(ix)     the aggregate  Certificate  Principal  Balance of each of the Class A  Certificates,  Class M Certificates and Class B Certificates as of the Closing Date;

(x)      for Loan Group I and Loan Group II  separately,  the weighted  average  remaining  term to maturity of the
         Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xi)     for Loan Group I and Loan Group II separately,  the weighted  average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xii)    if applicable,  the Special Hazard Amount,  Fraud Loss Amount and Bankruptcy Amount and as of the close of business on the applicable Distribution Date;

(xiii)   for Loan  Group I and Loan  Group II  separately,  the Pool  Stated  Principal  Balance  and number of the
         Mortgage  Loans after giving effect to the  distribution  of principal on such  Distribution  Date and the number of Mortgage Loans at the beginning and end of the related Due Period;

(xiv)    for Loan Group I and Loan Group II  separately,  on the basis of the most recent  reports  furnished to it by  Sub-Servicers,  the number and Stated  Principal  Balances of Mortgage  Loans that are  Delinquent (A)
         30-59  days,  (B) 60-89  days and (C) 90 or more days and the  number and  Stated  Principal  Balances  of
         Mortgage Loans that are in foreclosure;

(xv)     for Loan  Group I and Loan  Group  II  separately,  the  aggregate  amount  of  Realized  Losses  for such
         Distribution Date;

(xvi)    the amount, terms and general purpose of any Advance by the Master Servicer pursuant to Section 4.04;

(xvii)   any  material  modifications,  extensions  or waivers to the terms of the  Mortgage  Loans  during the Due
         Period or that have cumulatively become material over time;

(xviii)  any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xix)    the related Subordinate Principal Distribution Amount;

(xx)     for Loan  Group I and Loan  Group II  separately,  the  number,  aggregate  principal  balance  and Stated
         Principal Balances of any REO Properties;

(xxi)    the aggregate  Accrued  Certificate  Interest  remaining  unpaid,  if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xxii)   the Pass-Through Rate with respect to the Class A-V Certificates;

(xxiii)  [Reserved];

(xxiv)   the Notional Amount with respect to each class of Interest Only Certificates;

(xxv)    the occurrence of the Credit Support Depletion Date;

(xxvi)   the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xxvii)  the related Senior Percentage for such Distribution Date; and

(xxviii)  for Loan Group I and Loan Group II  separately,  the  aggregate  amount of any  recoveries  on previously foreclosed loans from Sellers.

         In the case of  information  furnished  pursuant  to clauses  (i) and (ii)  above,  the  amounts  shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

         The Trustee's  internet website will initially be located at  http://www.tss.db.com/invr.  To receive this statement via first class mail, telephone the trustee at (800) 735-7777.

                                                EXHIBIT FOUR

===============================================================================================================

                                               STANDARD TERMS OF
                                        POOLING AND SERVICING AGREEMENT

                                           Dated as of March 1, 2006

                                       Residential Accredit Loans, Inc.
                                Mortgage Asset-Backed Pass-Through Certificates

===============================================================================================================

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer
                      and the Company .....................................................42

        Section 2.04. Representations and Warranties of Residential Funding................44

        Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates
                      Evidencing Interests in REMIC I Certificates.........................46

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; A
                      Acceptance by the Trustee............................................46

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............46

        Section 2.08. Purposes and Powers of the Trust.....................................46

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................46

        Section 3.01. Master Servicer to Act as Servicer...................................46

        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers;

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders ..................................................50

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee......50

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to Custodial
                      Account .............................................................50

        Section 3.08. Subservicing Accounts; Servicing Accounts............................53

        Section 3.09. Access to Certain Documentation and  Information Regarding the
                      Mortgage Loans ......................................................55

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................55

        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections Thereunder57

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity Coverage...58

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and  Modification

        Section 4.02. Distributions.     As provided in Section 4.02 of the Series
                      Supplement ..........................................................74

        Section 4.03. Statements to Certificateholders; Statements to Rating Agencies;
                      Exchange Act Reporting...............................................74

        Section 4.04. Distribution of Reports to the Trustee and  the Company; Advances

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
                      Assignment of Rights and Delegation of Duties by Master Servicer.....89

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer and

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses; Indemnification.99

        Section 9.01. Optional Purchase by the Master Servicer of All Certificates;
                      Termination Upon Purchase by the Master Servicer or Liquidation

        Section 10.03.Designation of REMIC(s). As provided in Section 10.03 of the Series
                      Supplement .........................................................114

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II Regular
                      Interests. As provided in Section 10.04 of the Series Supplement....114

        Section 10.05.Compliance with Withholding Requirements. As provided in Section

                                                   EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit A-I:          Form of Class X Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit C-I:          Form of Class P Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for a
                      Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:            Information to be Provided by the Master Servicer to the Rating Agencies
                      Relating to Reportable Modified Mortgage Loans
Exhibit R:            Servicing Criteria

        This is the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006 (the
"Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the
"Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company
(together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                                            PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the
"Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                  DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest:  With respect to each Distribution Date, as to any Class or Subclass of
Certificates (other than any Principal Only Certificates), interest accrued during the related Interest
Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount
thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any
Class or Subclass of Certificates will be reduced by the amount of:

        (i)    Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section
               4.01),

         (ii)  the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in
               the case of a Modified Mortgage Loan)) of Realized Losses on all Mortgage Loans or, if the
               Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related
               Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy
               Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of
               Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan
               Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses,
               Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv)   any other interest shortfalls not covered by the subordination provided by the Class M
               Certificates and Class B Certificates, including interest that is not collectible from the
               Mortgagor pursuant to the Servicemembers Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time,

with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions.  In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate
Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such
Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and Assignment Agreement:  The Addendum and Assignment Agreement, dated as of January 31,
1995, between MLCC and the Master Servicer.

        Additional Collateral:  Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional Collateral Loan:  Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate:  With respect to any Mortgage Loan and any date of determination, the Mortgage
Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance:  As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Advance Facility: As defined in Section 3.22.

        Advance Facility Notice: As defined in Section 3.22.

        Advance Facility Trustee: As defined in Section 3.22.

        Advancing Person: As defined in Section 3.22.

        Advance Reimbursement Amounts: As defined in Section 3.22.

        Affiliate:  With respect to any Person, any other Person controlling, controlled by or under common control with such first Person.  For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution:  As to any Distribution Date and, with respect to any Mortgage
Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the
Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation
Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance
Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related
Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value:  As to any Mortgaged Property, the lesser of (i) the appraised value of such
Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a
Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts:  With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the
Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and
the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or
such other contracts as may be set forth in the Series Supplement.

        Assignment:  An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement:  The Assignment and Assumption Agreement, dated the Closing Date, between
Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease:  With respect to a Cooperative Loan, the assignment of the related
Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount:  As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the
Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07 or Section
9.01, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the
Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the
Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the
Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding
Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y)
amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the
Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e)
is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal
Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the
Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss:  With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction;
provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a
Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master
Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California, the State of Illinois
or the State of Minnesota (and such other state or states in which the Custodial Account or the Certificate
Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds:  Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan.  Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan:  Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Calendar Quarter:  A Calendar Quarter shall consist of one of the following time periods in any given year:  January 1 through March 31, April 1 through June 30, July 1 through September 30, and October 1 through December 31.

        Capitalization Reimbursement Amount: With respect to any Distribution Date and, with respect to any
Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount of Advances or Servicing
Advances that were added to the Stated Principal Balance of all Mortgage Loans or, if the Mortgage Pool is
comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group,  during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount:  With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all
Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group)  during the preceding calendar month exceeds the amount of principal payments on the
Mortgage Loans included in the Available Distribution Amount (or, if the Mortgage Pool is comprised of two or more Loan Groups, Available Distribution Amount for the related Loan Group) for that Distribution Date.

        Cash Liquidation:  As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO
Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds,
Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date:  As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate
Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative
Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained.  All references herein to "Holders" or "Certificateholders"
shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the
Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a
Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance:  With respect to each Certificate (other than any Interest Only
Certificate), on any date of determination, an amount equal to:

         (i)   the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii)  any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii)  in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate
               Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv)  the sum of (x) the aggregate of all amounts previously distributed with respect to such
               Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal
               Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in
               Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to
               Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage
Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate
Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate
Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 5.02.

        Class:  Collectively, all of the Certificates bearing the same designation.  The initial Class A-V
Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate:  Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall:  With respect to the Cash Liquidation or REO Disposition of a Discount
Mortgage Loan, any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan
Groups, each Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P
Principal Distribution Amount (for the related Loan Group, if applicable) over the amount described in clause
(C)(2) of such definition.

        Class A-P Principal Distribution Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

               (A)    the related Discount Fraction of the principal portion of each Monthly Payment on each
        Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B)    the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan
        Groups, each Discount Mortgage Loan in the related Loan Group) received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage
        Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent
        Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount
        Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of
        the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C)    in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan
        (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage
        Loan in the related Loan Group) that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess
        Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an
        amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of
        such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D)    any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E)    the amount of any Class A-P Collection Shortfalls for such Distribution Date and the related Loan Group, if applicable, and the amount of any Class A-P Collection Shortfalls (for the related Loan Group, if applicable) remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F)    the related Discount Fraction of the portion of the Capitalization Reimbursement Amount
        (for the related Loan Group, if applicable) for such Distribution Date, if any, related to each
        Discount Mortgage Loan (in the related Loan Group, if applicable).

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support
Depletion Date, the Class A-P Principal Distribution Amount (for a Loan Group, if applicable) shall equal the excess of (i) the sum of (a) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (in the related Loan Group, if applicable) received or advanced prior to the related Determination Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the
Bankruptcy Amount and (b) the related Discount Fraction of the aggregate amount of unscheduled collections described in clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

        Class A-V Certificate:  Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate:  Any one of the Certificates designated as a Class B-1 Certificate, Class B-2
Certificate or Class B-3 Certificate.

        Class M Certificate:  Any one of the Certificates designated as a Class M-1 Certificate, Class M-2
Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986, as amended.

        Combined Collateral LLC:  Combined Collateral LLC, a Delaware limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating Interest:  With respect to any Distribution Date, an amount equal to Prepayment Interest
Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage
Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the
Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Compliance With Laws Representation:  The following representation and warranty (or any representation and warranty that is substantially similar) made by Residential Funding in Section 4 of Assignment Agreement:
"Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

        Cooperative:  A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment:  A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease:  With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative
Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans:  Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate,
(iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock:  With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate:  With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date:  The first Distribution Date on which the Certificate Principal
Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement:  The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of
Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account:  The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master
Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly.  Any such account or accounts shall be an Eligible Account.

        Custodial Agreement:  An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the
Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance:  As to any Mortgage Loan, the unpaid principal balance thereof at the
Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled Monthly
Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy
Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the
Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled
Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any Certificate other than a Book-Entry Certificate.

        Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute
Mortgage Loan.

        Delinquent:  As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days"
delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and
so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository:  The Depository Trust Company, or any successor Depository hereafter named.  The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry
Certificates is Cede & Co.  The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency"
registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the
Depository.

        Destroyed Mortgage Note:  A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction:  With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net
Mortgage Rate.  The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan:  Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage
Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount
Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization:  Any organization defined as a "disqualified organization" under Section
860E(e)(5) of the Code, and if not otherwise included, any of the following:  (i) the United States, any
State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code
(including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such
Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates
(other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person.
The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

        Distribution Date:  The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date:  With respect to any Distribution Date and any Mortgage Loan, the day during the related Due
Period on which the Monthly Payment is due.

        Due Period:  With respect to any Distribution Date, the one-month period set forth in the Series
Supplement.

        Eligible Account:  An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an
Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or
(iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any
Class of Certificates by such Rating Agency below the then-current rating assigned to such Certificates).

        Event of Default:  As defined in Section 7.01.

        Excess Bankruptcy Loss:  Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable
Bankruptcy Amount.

        Excess Fraud Loss:  Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss
Amount.

        Excess Special Hazard Loss:  Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount:  With respect to any  Distribution Date on which the aggregate
Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest
Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate
Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution
Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such
Distribution Date as reduced by any amount calculated pursuant to clause (E) of the definition of Class A-P
Principal Distribution Amount. With respect to any Mortgage Pool that is comprised of two or more Loan
Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the
Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events:  Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a)     losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b)     nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special
        Hazard Loss";

(c)     hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1.      by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d)     any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e)     insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority;
        or risks of contraband or illegal transportation or trade.

        Extraordinary Losses:  Any loss incurred on a Mortgage Loan caused by or resulting from an
Extraordinary Event.

        Fannie Mae:  Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any
successor thereto.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date:  The Distribution Date on which the final distribution in respect of the
Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure Profits:  As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO
Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Fraud Losses:  Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac:  Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent:  When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance:  With respect to each Class of Certificates, the Certificate
Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount:  With respect to any Class or Subclass of Interest Only Certificates, the
amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds:  Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance
Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the
Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer:  Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest Only Certificates:  A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no
Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower:  In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or
(c) a citizen of a country other than the United States with income derived from sources outside the United
States.

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior
Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to Section 4.07 herein that has the Lowest Priority.

        Late Collections:  With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds:  Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans  designated as a separate loan group in the Series  Supplement.
The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio:  As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority:  As of any date of determination and any Class of Subordinate Certificates, any other
Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section
4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii)
of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated
REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate:  As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment:  With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage:  With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative
Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File:  The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans:  Such of the mortgage loans transferred and assigned to the Trustee pursuant to
Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage
Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute
Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease,
Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and
(ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note:  The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool:  The pool of mortgage loans, including all Loan Groups, if any,  consisting of the
Mortgage Loans.

        Mortgage Rate:  As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property:  The underlying real property securing a Mortgage Loan or, with respect to a
Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate:  As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted
Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans:  The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance:  Any Advance previously made or proposed to be made by the Master Servicer or
Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds,
REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be
Nonrecoverable Advances.  The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance  would constitute a Nonrecoverable Advance, shall be evidenced by an Officers'
Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate:  A certificate signed by the Chairman of the Board, the President or a Vice
President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the
Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer,
as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel:  A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan:  As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest:  As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest:  With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional
Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate
Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class.  With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i)     obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii)    repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)   federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers'
        acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be
        A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

(iv)    commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v)     any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of
        Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi)    other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency
        (without giving effect to any Certificate Policy (as defined in the Series Supplement) in the case of
        Insured Certificates (as defined in the Series Supplement) below the lower of the then-current rating assigned to such Certificates by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.  References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of
Moody's, and for purposes of this Agreement, any references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of
Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch; provided, however, that any
Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions: (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal
Balance of the Certificates and each investment must not mature beyond 30 days; (iii) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index.  Any Permitted Investment may be held by or through the Trustee or its
Affiliates.

        Permitted Transferee:  Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person:  Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined
Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan:  Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets:  With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement:  With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated Principal
Balances of each Mortgage Loan.

        Pool Strip Rate:   With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the
Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger:  With respect to any Distribution Date and any Class of Subordinate
Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction
(expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each
Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such
Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related
REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall:  As to any Distribution Date and any Mortgage Loan (other than a
Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a
Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest
(adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan))
paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or
Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period:  As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy:  Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates:  A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full:  Any Principal Prepayment of the entire principal balance of a Mortgage
Loan that is made by the Mortgagor.

        Program Guide:  Collectively, the Client Guide and the Servicer Guide for Residential Funding's
Expanded Criteria Mortgage Program.

        Purchase Price:  With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii)
unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage
Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan:  A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers'
Certificate delivered to the Trustee, with a copy to the Custodian,

        (i)    have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one
               Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan
               (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii)   have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted
               Mortgage Loan at the time of substitution;

        (iv)   have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v)    comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and
               Section 4 of the Assignment Agreement; and

        (vi)   have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute
Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the
Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any
Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i)    the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip
               Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii)   the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted
               Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency:  Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement.  If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a)    as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero)
               equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any)
               at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to
               Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal
               Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or
               Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b)    which is the subject of a Servicing Modification, (i) (1)  the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2)
               the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c)    which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d)    which has become the object of a Debt Service Reduction, the amount of such Debt Service
               Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a
Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master
Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date:  With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificate:  Any of the Certificates other than a Class R Certificate.

        Regulation AB:  Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R.
ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

        Reimbursement Amounts: As defined in Section 3.22.

        REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

        REMIC Administrator:  Residential Funding Corporation.  If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC
Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition:  The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition:  As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest:  As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding)
on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds:  Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative
Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial
Account only upon the related REO Disposition.

        REO Property:  A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan:  Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a
Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release:  A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing
Agreement in respect of such Mortgage Loan.

        Required Surety Payment:  With respect to any Additional Collateral Loan that becomes a Liquidated
Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage
Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related
Additional Collateral.

        Residential Funding:  Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer:  When used with respect to the Trustee, any officer of the Corporate Trust
Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice
President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the
Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred, in each case with direct responsibility for the administration of the Agreement.

        Retail Certificates:  A Senior Certificate, if any, offered in smaller minimum  denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions:  The schedule setting forth the Discount Fractions with respect to the
Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Securitization Transaction:  Any transaction involving a sale or other transfer of mortgage loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Security Agreement:  With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller:  As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's
Agreement applicable to such Mortgage Loan.

        Seller's  Agreement:  An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller  Contract  referred  to or  contained  in the  Program  Guide,  or in such other form as has been approved by the Master Servicer and the Company,  each containing  representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior  Accelerated  Distribution  Percentage:  With respect to any  Distribution  Date occurring on or prior to the 60th  Distribution  Date and,  with  respect to any  Mortgage  Pool  comprised of two or more Loan
Groups,  any Loan Group,  100%.  With respect to any  Distribution  Date thereafter and any such Loan Group, if applicable, as follows:

(i)     for any Distribution  Date after the 60th  Distribution  Date but on or prior to the 72nd  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 70% of the related  Subordinate
        Percentage for such Distribution Date;

(ii)    for any Distribution  Date after the 72nd  Distribution  Date but on or prior to the 84th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 60% of the related  Subordinate
        Percentage for such Distribution Date;

(iii)   for any Distribution  Date after the 84th  Distribution  Date but on or prior to the 96th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 40% of the related  Subordinate
        Percentage for such Distribution Date;

(iv)    for any Distribution Date after the 96th  Distribution  Date but on or prior to the 108th  Distribution
        Date, the related  Senior  Percentage for such  Distribution  Date plus 20% of the related  Subordinate
        Percentage for such Distribution Date; and

(v)     for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more
        (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate
        Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent
        60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all
        Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the
        Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45%
        or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate
        Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more
        (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior
Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated
Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the
Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages
(calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior
Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated
Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior Support Certificate:  A Senior Certificate that provides additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the
Series Supplement.

        Series:  All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement:  The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Criteria:  The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

        Servicing Advances:  All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a
Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i)
the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under
Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master
Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

        Servicing Fee:  With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a
Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer:  Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss:  Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative
Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance:  With respect to any Mortgage Loan or related REO Property, as of any
Distribution Date, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated  Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing
Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period related to the previous
Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal
Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation
Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section
5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests
specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate:  Any one of the Class M Certificates or Class B Certificates, executed by the
Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage:  With respect to any Distribution Date and any Class of Subordinate
Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate
Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO
Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution
Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the
Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a
Realized Loss.

        Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is subject to a
Subservicing Agreement.

        Subservicer:  Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance:  Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement:  The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.  With respect to Additional Collateral Loans subserviced by
MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged
Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage
Corporation, the  Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master
Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee:  As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related
Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such
Mortgage Loan.

        Successor Master Servicer: As defined in Section 3.22.

        Surety:  Ambac, or its successors in interest, or such other surety as may be identified in the Series
Supplement.

        Surety Bond:  The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety
Bond as may be identified in the Series Supplement.

        Tax Returns:  The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate
Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual
Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transaction Party:  As defined in Section 12.02(a).

        Transfer:  Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund:  The segregated pool of assets related to a Series, with respect to which one or more
REMIC elections are to be made pursuant to this Agreement, consisting of:

(i)     the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii)    all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any
        Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii)   property that secured a Mortgage Loan and that has been acquired for the benefit of the
        Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv)    the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Trustee Information:  As specified in Section 12.05(a)(i)(A).

        Uninsured Cause:  Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States
Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,  (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.  Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

        U.S.A. Patriot Act:  Uniting and Strengthening America by Providing Appropriate Tools to Intercept and
Obstruct Terrorism Act of 2001, as amended.
        Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any
Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole.  All references herein to Articles, Sections or
Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

ARTICLE II

                                         CONVEYANCE OF MORTGAGE LOANS;

                                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the
Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage
Loans in the month of the Cut-off Date).  In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any for the benefit of the Holders of the Insured Certificates (as defined in the Series Supplement).

(b)     In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section
2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more
Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i)     The original Mortgage Note, endorsed without recourse in blank or to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)    The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R)System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)    The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage
        Loan is registered on the MERS(R)System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)     The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i)     The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related
        Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)    A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii)   The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument)
        executed in blank;

(iv)    The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi)    Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of
        Proprietary Lease;

(vii)   Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of
        Proprietary Lease;

(viii)  An executed assignment of the interest of the originator in the Security Agreement, Assignment of
        Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix)    The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x)     A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the
        Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c)     The Company may, in lieu of delivering the original of the documents set forth in Section
2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the
Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence.  Within thirty
Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x)
(or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the
Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the
Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the
Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November
27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective
January 1, 2004, (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan
Practices Act effective November 7, 2004 or (iv)  a "High-Cost Home Loan" as defined in the Indiana House
Enrolled Act No. 1229, effective as of January 1, 2005.

(d)     Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the
Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b),  except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section
2.01(b).  If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the
Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form
UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph.  The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c).  In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in
blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(I)(ii), (iii), (iv) and (v) and (II)(vi) and (vii) and
that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R)System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing
Date, the MERS(R)System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of  Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a)
the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans.  The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this
Agreement.

(e)     Residential Funding hereby assigns to the Trustee its security interest in and to any Additional
Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional
Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans.  With respect to any Additional
Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the
Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f)     It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section
2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated
REMIC Regular Interests for the benefit of the Certificateholders.  Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by
the Company to the Trustee to secure a debt or other obligation of the Company.  Nonetheless, (a) this
Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the
New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b)
the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative
Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock
Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related
Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof,
(C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial
Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the
Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the
Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial
Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313,
9-314 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts  or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this
Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC
Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any
Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of Residential Funding or the Company, (3) any transfer of any interest of
Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential
Funding or the Company in any Uncertificated REMIC Regular Interest.

(g)     The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund.  The
Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such
Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date.
Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC.  To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury
Regulations.

(h)     The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the
Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned
Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv)
all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the
Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof.  The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective
Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i)
above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of
Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future
Certificateholders.  The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement)
agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to
Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the
Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification.  Upon delivery of the Mortgage Files by the
Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a
Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the
Company.  Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement.  If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify Residential Funding of such omission or defect and request Residential Funding to correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if Residential Funding does not correct or cure such omission or defect within such period, require
Residential Funding to purchase such Mortgage Loan from the Trust Fund at its Purchase Price, within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3)
of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.
The Purchase Price for any such Mortgage Loan shall be deposited by the Master Servicer in the Custodial
Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to Residential Funding the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in Residential Funding or its designee any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund.  It is understood and agreed that the obligation of Residential Funding to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a)     The Master Servicer hereby represents and warrants to the Trustee for the benefit of the
Certificateholders that:

(i)     The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv)    The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v)     No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the
        Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)    The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)   No information, certificate of an officer, statement furnished in writing or report delivered to the
        Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii)  The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof.  The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements
        will comply with the provisions of Section 3.02; and

(ix)    The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement).  Within
90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage
Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.  The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the
Trustee on behalf of the Certificateholders.

(b)     Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the
Series Supplement.

Section 2.04.  Representations and Warranties of Residential Funding.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the
Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the
Assignment Agreement applicable to a Mortgage Loan.  Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.  Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage
Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement).  The Master Servicer shall promptly notify Residential Funding of such breach and request that Residential Funding either (i) cure such breach in all material respects within
90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that
Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section
860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered.  If a breach of the Compliance With Laws Representation has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a
Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee or the
Custodian for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01.  No substitution will be made in any calendar month after the Determination Date for such month.  Monthly Payments due with respect to Qualified Substitute
Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the
Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding
Distribution Date.  For the month of substitution, distributions to the Certificateholders will include the
Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount
Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans
and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan
was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee.  Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the
Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any
Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement)
has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more
Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution).  Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor.
Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section
10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section
860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any
Certificate is outstanding.

        It is understood and agreed that the obligation of Residential Funding to cure such breach or purchase, or to substitute for, a Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the
Compliance With Laws Representation shall constitute the sole remedy respecting such breach available to the
Certificateholders or the Trustee on behalf of Certificateholders.  If the Master Servicer is Residential
Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement.  In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential
Funding all of the Trustee's right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in
                      REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06.  Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07.  Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)     to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c)     to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)     subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities.   Notwithstanding the
provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                                         ADMINISTRATION AND SERVICING
                                               OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration.  Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master
Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any
Mortgage Loan on the MERS(R)System, or cause the removal from the registration of any Mortgage Loan on the
MERS(R)System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.  Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the
MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer.  Notwithstanding the foregoing, subject to Section 3.07(a), the Master
Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section
3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code.  The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans.  The
Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer
shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.
In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of
the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b)     All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage
Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c)     The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'
                      and Sellers' Obligations.

(a)     The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing
Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans.
Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related
Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan.  For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest.
Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the
Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer.  Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the
Master Servicer and the Subservicer have agreed.  A representative form of Subservicing Agreement is attached hereto as Exhibit E.  With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related
Subservicing Agreement.  The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master
Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this
Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the
Certificateholders.  The Program Guide and any other Subservicing Agreement entered into between the Master
Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a
Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related
Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.  For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the
Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage
Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.  If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces.  If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the
Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the
Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing
Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans.  The Master Servicer shall be entitled to enter into any agreement with a
Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06.  The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into.  The
Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the
Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing
Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing
Agreement.

(b)     The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the
Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a)     The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this
Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage.  Notwithstanding anything in this Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law.  In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such
Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the
Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance.  Consistent with the terms of this Agreement, the
Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master
Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any
Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the
Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master
Servicer, such default is reasonably foreseeable;  provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off
Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2)  the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date,
(3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications
(measured at the time of the Servicing Modification and after giving effect to any Servicing Modification)
can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off
Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the
Certificate Insurer, if any.  In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage
Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan.  Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b)     The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage
Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i)     All payments on account of principal, including Principal Prepayments made by Mortgagors on the
        Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii)    All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including
        Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)   Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the
        Subservicer);

(iv)    All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the
        Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)     Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi)    All amounts transferred from the Certificate Account to the Custodial Account in accordance with
        Section 4.02(a);

(vii)   Any amounts realized by the Subservicer and received by the Master Servicer in respect of any
        Additional Collateral; and

(viii)  Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial
Account.  In the event any amount not required to be deposited in the Custodial Account is so deposited, the
Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding.  The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the
Distribution Date in the month of receipt, but is not obligated to do so.  If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial
Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted
Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities.  All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the
Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d)     The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an
Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency.  The Subservicer will be required thereby to deposit into the
Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its
Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing
Agreement.  If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer.  The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees.  On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing
Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the
Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer.  The Subservicer will also be required, pursuant to the Subservicing
Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer.  This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise.  All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b)     The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master
Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net
Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage
Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related
Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month.  Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any
Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the
Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums,
Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors.
Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a
Subservicing Account.  Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance
Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance
Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with
Section 9.01 or in accordance with the Program Guide.  As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the
Mortgagors interest on funds in this account to the extent required by law.

(d)     The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the
Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer.  The Master
Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial
Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)     to make deposits into the Certificate Account in the amounts and in the manner provided for in Section
        4.01;

(ii)    to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing
        Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds,
        Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to
        Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and
        (B) recoveries of amounts in respect of which such advances were made in the case of Servicing
        Advances;

(iii)   to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained)
        which, when deducted, will result in the remaining amount of such interest being interest at the Net
        Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by
        Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the
        Certificateholders;

(vi)    to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate
        Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the
        manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master
        Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the  Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a
        prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii)  to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's
        Agreement;

(ix)    to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)     to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master
Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)     The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any
Certificate Account Deposit Date succeeding the date of such determination.  Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such Certificate
Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a)     The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the
Master Servicer or Subservicer, would have been covered thereunder.  To the extent coverage is available, the
Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the
Company had knowledge of such Primary Insurance Policy.  The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal
Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related
Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value
Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date.  In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value
Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price.  The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such
Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement
Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the
Certificates as of the Closing Date by such Rating Agency.

(b)     In connection with its activities as administrator and servicer of the Mortgage Loans, the Master
Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary
Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance
Policies respecting defaulted Mortgage Loans.  Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a)     The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative
Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis.  To the extent it may do so without breaching the related Subservicing
Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained.  The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative
Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy.  Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable by the Master
Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds
to the extent permitted by Section 3.10.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  Whenever the improvements securing a Mortgage Loan (other than a
Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause.  Any such deposit by the Master Servicer shall be made on the Certificate Account
Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account.  In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b)     The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master
Servicer in connection with its activities under this Agreement.  The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie
Mae or Freddie Mac.  In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company.  Coverage of the Master
Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a)     When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the
extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage
Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance
Policy.  Notwithstanding the foregoing:

(i)     the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii)    if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in
Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or
Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B)
cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the
Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or
(ii) constitute "contributions" after the start-up date under the REMIC Provisions.  The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan)
will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the
Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the
Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the
Mortgage Loan.  Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer.  Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan.  Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)     The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any
REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions"
after the startup day would be imposed on any such REMIC as a result thereof.  Any fee collected by the
Master Servicer or the related Subservicer for processing such a request will be retained by the Master
Servicer or such Subservicer as additional servicing compensation.

(d)     Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master
Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage
Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the
Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage
Loan.  Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master
Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO
Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07.  Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07.  In connection with such foreclosure or other conversion, the
Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement.  The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through
Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds).  In
the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master
Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and
provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the
Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan.  Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to
Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge
Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders.
Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the
Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan.  Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related
Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04.  However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan.  Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all
Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of
"Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted
Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO
Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii)
for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any
other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)     If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders.  Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold.  Consistent with the foregoing for purposes of all calculations hereunder so long as such REO
Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such
REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state
(including any state in which such property is located) law to maintain the status of any portion of any
REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust
Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the
Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the
Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel).  The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such
Opinion of Counsel, as provided in Section 3.10.  Notwithstanding any other provision of this Agreement, no
REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such
REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the
Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master
Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)     The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation
Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO
Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified
Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed;
third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)     In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States
Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together,
"foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a)     Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the
Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File.  Within two Business Days of
receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer.  The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R)System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release.  No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the
Custodial Account or the Certificate Account.

(b)     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master
Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the
Mortgage Loan under any Required Insurance Policy.  Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer.  The
Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the
Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the
Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related
Liquidation Proceeds in the Custodial Account.

(c)     The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master
Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity.  Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any
Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a)     The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below.  The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis.  In the event that Liquidation Proceeds, Insurance
Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net
Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master
Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any
Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)     Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e)
below.

(c)     The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance
Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any co-trustee (as provided in Section 8.05) and the fees and expense of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in
Sections 3.10 and 3.14.

(d)     The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master
Servicer under this Agreement.

(e)     Notwithstanding any other provision herein, the amount of servicing compensation that the Master
Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution
Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such
Distribution Date.  Such reduction shall be applied during such period as follows: first, to any Servicing
Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial Account or the
Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively.  In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to
Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after it receives a written request from the Trustee or the Company, the
Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on the immediately preceding
Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

        The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March
31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form
10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the
Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the
Exchange Act and the rules and regulations of the Commission, (i) a servicing assessment as described in
Section 4.03(f)(ii) and (ii) a servicer compliance statement, signed by an authorized officer of the Master
Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

        (A)    A review of the Master Servicer's activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

        (B)    To the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

        The Master Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1122 and Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Master Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master
Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the
American Institute of Certified Public Accountants, to furnish to the Company and the Trustee the attestation required under Item 1122(b) of Regulation AB.  In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations.  Upon request, the Master
Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise.  The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the
Certificates from any Person or Persons identified by the Company or Residential Funding.  The Company may,
but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee.  The Company shall not have any responsibility or liability for any action or failure to act by the
Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a)     With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account").  The Master Servicer
shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a
Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full
Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the
Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b)     If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the
"Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown
Account in accordance with the related buydown agreement.  The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan.  If the Mortgagor on a Buydown Mortgage Loan defaults on such
Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance
Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such
Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the
Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default.  Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility

(a)     The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another
Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any
Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or
Servicing Advances required to be made by the Master Servicer pursuant to this Agreement.  No consent of the
Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master
Servicer may enter into an Advance Facility.  Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer  shall remain obligated pursuant to this Agreement to make Advances and Servicing
Advances pursuant to and as required by this Agreement.  If the Master Servicer enters into an Advance
Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including
Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement
Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and
(vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b).  Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence.  An Advancing Person whose obligations hereunder are limited to the funding of
Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a
Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement.  Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement
Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

(b)     If the Master Servicer enters into an Advance Facility and makes the election set forth in Section
3.22(a), the Master Servicer and the related Advancing Person shall deliver to the Certificate Insurer and the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance
Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance
Facility) on subsequent Distribution Dates.  The payment instruction shall require the applicable
Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice.  An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility
Trustee).  The Master Servicer shall provide the Certificate Insurer, if any, with notice  of any termination of any Advance Facility pursuant to this Section 3.22(b).

(c)     Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no
Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Company nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Company or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing
Person or Advance Facility Trustee. The Master Servicer shall maintain and provide to any Successor Master
Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d)     Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments, certificates and other documents reasonably satisfactory to the Trustee provided by the
Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such
Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e)     Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a
"first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

               (i)    Any successor  Master  Servicer to Residential  Funding (a "Successor  Master  Servicer")
        and the Advancing Person or Advance  Facility Trustee shall be required to apply all amounts  available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing  Advances in the manner  provided  for herein;  provided,  however,  that after the  succession  of a  Successor  Master
        Servicer,  (A) to the extent that any Advances or  Servicing  Advances  with respect to any  particular
        Mortgage Loan are  reimbursed  from payments or  recoveries,  if any, from the related  Mortgagor,  and
        Liquidation Proceeds or Insurance Proceeds,  if any, with respect to that Mortgage Loan,  reimbursement shall be made,  first,  to the  Advancing  Person or Advance  Facility  Trustee in respect of  Advances and/or Servicing  Advances related to that Mortgage Loan to the extent of the interest of the Advancing
        Person or Advance  Facility Trustee in such Advances and/or  Servicing  Advances,  second to the Master
        Servicer in respect of Advances and/or  Servicing  Advances  related to that Mortgage Loan in excess of those in which the Advancing Person or Advance  Facility Trustee Person has an interest,  and third, to the Successor  Master Servicer in respect of any other Advances and/or  Servicing  Advances  related to that Mortgage Loan, from such sources as and when  collected,  and (B)  reimbursements  of Advances and
        Servicing Advances that are  Nonrecoverable  Advances shall be made pro rata to the Advancing Person or
        Advance Facility Trustee,  on the one hand, and any such Successor Master Servicer,  on the other hand, on the basis of the respective aggregate outstanding  unreimbursed Advances and Servicing Advances that are Nonrecoverable  Advances owed to the Advancing Person,  Advance Facility Trustee or Master Servicer
        pursuant to this  Agreement,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand, and without  regard to the date on which any such Advances or Servicing  Advances shall have been made. In the event that,  as a result of the FIFO  allocation  made  pursuant to this Section  3.22(e), some or all of a Reimbursement  Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or  Servicing  Advances  that were made by a Person other than  Residential  Funding or the
        Advancing  Person or Advance  Facility  Trustee,  then the Advancing Person or Advance Facility Trustee shall be  required  to remit any portion of such  Reimbursement  Amount to the Person  entitled to such portion of such  Reimbursement  Amount.  Without limiting the generality of the foregoing,  Residential
        Funding shall remain entitled to be reimbursed by the Advancing  Person or Advance Facility Trustee for
        all  Advances  and  Servicing  Advances  funded  by  Residential  Funding  to the  extent  the  related
        Reimbursement  Amount(s) have not been assigned or pledged to an Advancing  Person or Advance  Facility
        Trustee.  The  documentation  establishing  any Advance Facility shall require  Residential  Funding to provide to the related  Advancing  Person or Advance  Facility  Trustee loan by loan  information  with respect to each  Reimbursement  Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee,  to enable the
        Advancing Person or Advance Facility Trustee to make the FIFO allocation of each  Reimbursement  Amount with respect to each Mortgage Loan.

               (ii)   By way of  illustration,  and not by way of limiting the generality of the foregoing,  if the Master  Servicer  resigns or is  terminated  at a time when the  Master  Servicer  is a party to an
        Advance  Facility,  and is replaced by a Successor Master  Servicer,  and the Successor Master Servicer
        directly  funds  Advances or Servicing  Advances with respect to a Mortgage Loan and does not assign or pledge the related  Reimbursement  Amounts to the related Advancing Person or Advance Facility Trustee, then all  payments  and  recoveries  received  from the  related  Mortgagor  or received in the form of
        Liquidation  Proceeds with respect to such Mortgage Loan  (including  Insurance  Proceeds  collected in connection  with a liquidation of such Mortgage Loan) will be allocated  first to the Advancing  Person or Advance Facility Trustee until the related  Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master  Servicer and the Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the Successor  Master  Servicer,  have been reimbursed in full, at which point the  Successor  Master  Servicer  shall be entitled to retain all related  Reimbursement  Amounts subsequently  collected with respect to that Mortgage Loan pursuant to Section 3.10 of this  Agreement.
        To the extent that the Advances or Servicing Advances are  Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand, and the
        Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f)    The Master  Servicer  shall remain  entitled to be  reimbursed  for all  Advances and  Servicing
Advances  funded by the Master  Servicer to the extent the related  rights to be  reimbursed  therefor have not been sold, assigned or pledged to an Advancing Person.

        (g)    Any  amendment  to this Section 3.22 or to any other  provision  of this  Agreement  that may be necessary or  appropriate  to effect the terms of an Advance  Facility as  described  generally in this Section
3.22,  including  amendments to add provisions relating to a successor Master Servicer,  may be entered into by
the  Trustee,  the  Certificate  Insurer,   Company  and  the  Master  Servicer  without  the  consent  of  any
Certificateholder,  with written  confirmation  from each Rating Agency that the  amendment  will not result in the  reduction  of the  ratings  on any class of the  Certificates  below the  lesser  of the then  current  or original  ratings  on  such  Certificates,  and  an  opinion  of  counsel  as  required  by  Section  11.01(c), notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

        (h)    Any rights of set-off  that the Trust Fund,  the  Trustee,  the Company,  any  Successor  Master
Servicer or any other Person might  otherwise have against the Master  Servicer under this Agreement  shall not attach to any rights to be  reimbursed  for Advances or Servicing  Advances  that have been sold,  transferred, pledged, conveyed or assigned to any Advancing Person.

        (i)    At any time when an  Advancing  Person  shall have  ceased  funding  Advances  and/or  Servicing
Advances  (as the case may be) and the  Advancing  Person  or  related  Advance  Facility  Trustee  shall  have received  Reimbursement  Amounts  sufficient  in the  aggregate to  reimburse  all  Advances  and/or  Servicing
Advances  (as the case may be) the right to  reimbursement  for which were  assigned to the  Advancing  Person, then upon the  delivery  of a written  notice  signed by the  Advancing  Person and the Master  Servicer or its
successor  or assign)  to the  Trustee  terminating  the  Advance  Facility  Notice  (the  "Notice of  Facility
Termination"),  the Master  Servicer or its Successor  Master  Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j)    After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                                        PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New
York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b)     The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such
Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution
Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity.  Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.  The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted
Investments.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)     Concurrently with each distribution charged to the Certificate Account and with respect to each
Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable.  This statement will include the information set forth in an exhibit to the Series Supplement.  The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail.  The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the
Certificateholders.  The Trustee shall provide prior notification to the Company, the Master Servicer and the
Certificateholders regarding any such modification.  In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the
Master Servicer.  Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable period of time after it receives a written request from a Holder of a Certificate, other than a Class R Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses
(v) and (vi) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)     Within a reasonable period of time after it receives a written request from a Holder of a Class R
Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a
Class R Certificate.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)     Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)     The Master Servicer shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the
Exchange Act, and the rules and regulations of the Commission thereunder including, without limitation, reports on Form 10-K, Form 10-D and Form 8-K.  In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by a Responsible Officer of the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the
Certificateholders at the request of the Company or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement.
Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)     Any Form 10-K filed with the Commission in connection with this Section 4.03 shall include, with respect to the Certificates relating to such 10-K:

(i)     A certification, signed by the senior officer in charge of the servicing functions of the Master
        Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)    A report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Master Servicer that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant
        Commission regulations, as described in Item 1122(a) of Regulation AB.  The Master Servicer shall obtain from all other parties participating in the servicing function any required assessments.

(iii)   With respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in Regulation 1122(b) of Regulation AB and
        Section 3.19.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)     In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

(h)     This Section 4.03 may be amended in accordance with this Agreement without the consent of the
Certificateholders.

(i)     The Trustee shall make available on the Trustee's internet website each of the reports filed with the
Commission by or on behalf of the Company under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Trustee.

Section 4.04.  Distribution of Reports to the Trustee and
                      the Company; Advances by the Master Servicer.

(a)     Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to any Certificate Insurer and Certificateholders by the Master Servicer on request) setting forth
(i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial
Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit
Date pursuant to clause (iii) of Section 4.01(a).  The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)     On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the
Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related
Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments
(with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related
Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the
Mortgagor pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii)
aggregating the amount of such Advance.  Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage
Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate
Account Deposit Date shall be less than payments to Certificateholders required to be made on the following
Distribution Date.  The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution
Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.  The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time.  Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers'
Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit
Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such
Business Day, specifying the portion of such amount that it will be unable to deposit.  Not later than 3:00
P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New
York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the
Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate
Account.

Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any
Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.
Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

(a)     With respect to any Mortgage Loan that is delinquent in payment by 90 days or more, the Master
Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor;
provided, that such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first
Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last
Business Day of such following Calendar Quarter; and provided, further, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.  Such option if not exercised shall not thereafter be reinstated
as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b)     If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer, without recourse, to the Master Servicer, which shall succeed to all the
Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto.  Such assignment shall be an assignment outright and not for security.  The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the
Trustee or the Certificateholders with respect thereto.

        If, however,  the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written  request of and with funds provided by the Junior  Certificateholder  and thereupon transferred such Mortgage Loan to the Junior  Certificateholder,  the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a)     If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional
Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the
Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety.  The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b)     Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such
Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c)     The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety
Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in
Section 4.02.

ARTICLE V

                                               THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The Senior, Class X, Class M, Class B, Class P and Class R Certificates shall be substantially in the forms set forth in Exhibits A, A-I, B, C, C-I and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in
Section 2.01.  The Certificates shall be issuable in the minimum denominations designated in the Preliminary
Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee.  Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)     Except as provided below, registration of Book-Entry Certificates may not be transferred by the
Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate
Owners with Ownership Interests therein.  The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the
Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such
Ownership Interests.  All transfers by Certificate Owners of their respective Ownership Interests in the
Book-Entry Certificates shall be made in accordance with the procedures established by the Depository
Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder.  The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners.  Multiple requests and directions from, and votes of, the Depository as
Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners.  The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company notifies the Depository and the Trustee of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to such termination through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.  Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall execute, authenticate and deliver the
Definitive Certificates.  In addition, if an Event of Default has occurred and is continuing, each
Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates.  In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form.  Upon receipt by the Certificate
Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange
(such instructions shall contain information regarding the Class of Certificates and the Certificate
Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the
Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal
Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the
Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of
Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new
Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the
Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section 5.01 and may conclusively rely on, and shall be protected in relying on, such instructions.
Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c)     If the Class A-V Certificates are Definitive Certificates, from time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for
Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange"
substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which
Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests
corresponding to the Class A-V Certificates so surrendered for exchange.  Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial
Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC
Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through
Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a
Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate
Registrar for authentication and delivery in accordance with Section 5.01(a).  Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate
Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such
Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing.  The Certificates of any
Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Trustee is initially appointed Certificate
Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.  The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b)     Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B, Class P or
Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the
Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c)     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the
Certificates of such Class which the Certificateholder making the exchange is entitled to receive.  Every
Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the
Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)     No transfer, sale, pledge or other disposition of a Class B Certificate or Class P Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that a transfer of a Class B Certificate or Class P Certificate is to
be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the
Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H (with respect to any Class B Certificate) or Exhibit G-1 (with respect to any Class P Certificate) hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master
Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer"
as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A.
The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate
Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e)     (i)    In the case of any Class B, Class P or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to
               the effect that the purchase or holding of such Class B, Class P or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as
               amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any
               obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective
               Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class
               B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate or
               Class P Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class
               B Certificate, the following conditions are satisfied:  (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor
               Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in
               Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
               (b), a "Complying Insurance Company").

               (ii)   Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such
               Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, as most recently amended, PTE
               2002-41, 67 Fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such
               Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent)
               by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii)  (A)  If any Class M Certificate (or any interest therein) is acquired or held by any
               Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B)    Any purported Certificate Owner whose acquisition or holding of any Class M
               Certificate (or interest therein) was effected in violation of the restrictions in this Section
               5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any
               Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)     (i)  Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A)
below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale.  The rights of each Person acquiring any Ownership Interest in a Class R
Certificate are expressly subject to the following provisions:

(A)     Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted
               Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)     In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the
               Trustee shall require delivery to it, and shall not register the Transfer of any Class R
               Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and
               Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its
               Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)     Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an
               Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D)     Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its
               Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)     Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an
               Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a
               "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section
               1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a
               "pass-through interest holder."

(ii)    The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the
        Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.  Transfers of the Class R Certificates to
        Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)   (A)           If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a Non-United States Person shall become a holder of a Class R
        Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
        Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)     If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R
               Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose.  Such purported Transferee shall promptly endorse and deliver each Class R
               Certificate in accordance with the instructions of the Master Servicer.  Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its
               Affiliates), expenses and taxes due, if any, shall be remitted by the Master Servicer to such purported Transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv)    The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the
        Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an
        Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization,
        including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations
        Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization.  Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A)     written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates
               below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B)     subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master
               Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master
               Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a
               REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person
               that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)     No service charge shall be made for any transfer or exchange of Certificates of any Class, but the
Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)     All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the
Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any
Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the
Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the
Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and
Percentage Interest but bearing a number not contemporaneously outstanding.  Upon the issuance of any new
Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith.  Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust
Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master
Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the
Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the
Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the
Certificateholders pursuant to Section 4.02.  In the event of any such appointment, on or prior to each
Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders.  Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  U.S.A. Patriot Act Compliance.

        In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee may obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

ARTICLE VI

                                      THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master
Servicer herein.  By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and
                      Delegation of Duties by Master Servicer.

(a)     The Company and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the
Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)     Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each
Rating Agency's ratings, if any, of the Senior (in the case of the Insured Certificates (as defined in the
Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)     Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master
Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series
Supplement)) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency).  In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.
Notwithstanding the foregoing, in the event of a pledge or assignment by the Master Servicer solely of its rights to purchase all assets of the Trust Fund under Section 9.01(a) (or, if so specified in Section
9.01(a), its rights to purchase the Mortgage Loans and property acquired related to such Mortgage Loans or its rights to purchase the Certificates related thereto), the provisos of the first sentence of this paragraph will not apply.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this
Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The
Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master
Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific
Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability;
provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the
Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued
Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law.  Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.  No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                                    DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)     the Master Servicer shall fail to deposit or cause to be deposited into the Certificate Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise or the Master Servicer shall fail to distribute or cause to be distributed to the Holders of
        Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in each case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master
        Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing
        Percentage Interests aggregating not less than 25%; or

(ii)    the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance
        Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer,
        the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)     the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)    the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the
Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a
Certificateholder hereunder.  If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b).  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the
Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the
Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  The Master
Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial
Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans.  No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master
Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly
Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential
Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing
Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder.  Upon the termination of Residential
Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a)     On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial
Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder.  As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial
Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage
Loans held in the Custodial Account or the Certificate Account.  If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the
Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.  Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the
Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder.  The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.  The Master Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transition hereunder.

        (b)  In connection with the termination or resignation of the Master Servicer hereunder, either (i)
the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage
Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master
Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor Master
Servicer.  The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office.  The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b).  The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the
Certificate Register.

(b)     Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all
Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such
Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of
Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of
Certificates in the manner set forth in Section 11.01(b)(i) or (ii).  Upon any such waiver of a default or
Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder.  No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                            CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all
Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b)     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.  The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01.  The
Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this
Agreement.  The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the
REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of
        Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)    The Trustee shall not be personally liable for an error of judgment made in good faith by a
        Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding
        Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee shall not be charged with knowledge of any default (other than a default in payment to the
        Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii),
        (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the
        Company or any Certificateholder; and

(v)     Except to the extent provided in Section 7.02, no provision in this Agreement shall require the
        Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)     The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the
Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution,
        Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this
        Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this
        Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;
        nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)     Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage
        Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding.  The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)    The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)   To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a
        Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax
        Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)     Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the
Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii)
cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the
Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as
Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R)System.  Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master
Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a)     The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement
(including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial
Agreement, and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the second paragraph of Section 2.01(c) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of this paragraph, provided that:

(i)     with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while maintaining control over its own  defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii)   notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master
        Servicer which consent shall  not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master
Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section
8.05(b) shall not be available (A) for any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement or (B) where the Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and the short-term rating of such institution shall be A-1 in the case of
Standard & Poor's if Standard & Poor's is a Rating Agency.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company.  Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section
8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.  In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii)
to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above)
or 30 days (in respect of clause (ii) above other than any failure to comply with the provisions of Article
XII, in which case no notice or grace period shall be applicable) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence.  In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the
Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such
Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any successor trustee appointed as provided in  Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The predecessor trustee shall deliver to the successor trustee all
Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the
Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)     Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national  banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.  The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the
Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.  If the Master
Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of
Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed
(whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the
Trustee.

(c)     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this
Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the
Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, or shall, at the direction of the Company and the Master Servicer, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement.  Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders.  Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.  Each Custodial Agreement may be amended only as provided in Section 11.01.  The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the United States at the address designated in
Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                             TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01.  Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the
                      Master Servicer or Liquidation of All Mortgage Loans

(a)     Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master
Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the
Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)     the later of the final payment or other liquidation (or any Advance with respect thereto) of the last
        Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)    the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any
        Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage
        Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of
        21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series
        Supplement as a REMIC.  The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws
        Representation, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii)
above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the
Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the
Mortgage Loans.  In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the
Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding
Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.  If the Master
Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

               (b)    The Master Servicer shall give the Trustee not less than 40 days' prior notice of the
        Distribution Date on which the Master Servicer anticipates that the final distribution will be made to
        Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates).  Notice of any termination specifying the anticipated Final Distribution
        Date (which shall be a date that would otherwise be a Distribution Date) upon which the
        Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their
        Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding
        Certificates), or by the Trustee (in any other case) by letter.  Such notice shall be prepared by the
        Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) and mailed by the Trustee to the
        Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(iii)   the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master
        Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(iv)    the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(v)     that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master
Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each
Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the
Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above.  As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee.  The Trustee will withdraw from such account the amount specified in subsection (c)
below.

(b)     In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the
Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master
Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the
Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such
Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the
Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows:  (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause
(A).  Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate
Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

(c)     If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the
Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates.  The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any
Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(d)     If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their
Certificates for payment of the purchase price therefor.  If within six months after the second notice any
Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their
Certificates.  The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section
9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the
Master Servicer shall thereafter hold such amounts until distributed to such Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master
Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01.  Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto.  Any
Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.  The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a)     Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i)
result in the imposition on the Trust  Fund of taxes on "prohibited transactions," as described in Section
860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)     The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to
        Treasury regulations Section 1.860F-1.  The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii)    The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)   If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust
        Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final
        Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b)     Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master
Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the
Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC  Administrator  makes two or more separate REMIC elections,  the applicable REMIC shall be terminated  on the  earlier of the Final  Distribution  Date and the date on which it is deemed to receive  the last deemed  distributions on the related  Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                               REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the
Code and, if necessary, under applicable state law.  The assets of each such REMIC will be set forth in the
Series Supplement.  Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement.  The REMIC
Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section
860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and
"residual interests" so designated.

(b)     The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of
Section 860G(a)(9) of the Code.

(c)     The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each
Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each
REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section
301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The legal expenses, including without limitation attorneys' or accountants'
fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust
Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.  If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC
Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)     The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner.  The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor.  The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC
Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare
Tax Returns.

(e)     The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any
Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the
Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment
Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f)     The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC
Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the
Master Servicer and the REMIC Administrator to do so).  The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC
Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any
REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such
REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an
"Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an
Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust
Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the
effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied.  The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action.  In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC
Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an
Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur.  The Master Servicer or the
REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator.  At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as
"qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

(g)     In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master
Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the
Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section
3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)     The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)     Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the
Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)     Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the
Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each
Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the
Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l)     Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the
Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC)
and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m)     Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the
Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage
Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the
Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or (b) unless the Master
Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master
Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)     The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the
Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the
REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC
Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)     The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the
Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax
Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        As provided in Section 10.04 of the Series Supplement.

Section 10.05. Compliance with Withholding Requirements.

        As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                                           MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master
Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an
        Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)    to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate
        Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the
        Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating
        Agency to such effect,

(v)     to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such
        Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series
        Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi)    to make any other provisions with respect to matters or questions arising under this Agreement or such
        Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

               (vii)  to amend any provision herein or therein that is not material to any of the
        Certificateholders.

(b)     This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal
Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)     reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)    reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section
10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any
Certificate is outstanding.

(d)     Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder.  It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)     The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the
Holders of the Class B Certificates against any or all Realized Losses or other shortfalls.  Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund.  To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date.  In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the
Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M
Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains
(subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1)
of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any
REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.  In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by
General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this
Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential
Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by
Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting
Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b)     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the
Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b)     No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such
Class or all Classes, as the case may be.  For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below,  (ii) shall notify the
Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1),  or (i) below, or (iii)
provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this
Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d)     the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e)     the statement required to be delivered to the Holders of each Class of Certificates pursuant to
        Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     (1) a change in the location of the Custodial Account or (2) a change in the location of the
        Certificate Account,
(h)     the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g)
or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the
Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a
"Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances.  With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the
Trustee pursuant to a Supplemental Article.  The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby.  To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the
Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof.  In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring
Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

        As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

        As provided in Section 11.10 of the Series Supplement.

ARTICLE XII

                                         COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of the Parties; Reasonableness.

               The Company,  the Trustee and the Master Servicer acknowledge and agree that the purpose of this
Article XII is to facilitate  compliance by the Company with the  provisions of Regulation AB and related rules and  regulations  of the  Commission.  The  Company  shall  not  exercise  its  right to  request  delivery  of information or other  performance  under these  provisions other than in good faith, or for purposes other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the  Securities  Act and the  Exchange  Act.  Each of the Master  Servicer  and the Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation  AB may change  over time,  whether  due to  interpretive guidance  provided  by the  Commission  or its  staff,  consensus  among  participants  in the  mortgage-backed securities  markets,  advice of counsel,  or otherwise,  and agrees to comply with reasonable  requests made by the  Company  in good faith for  delivery  of  information  under  these  provisions  on the basis of  evolving interpretations  of  Regulation  AB. Each of the Master  Servicer and the Trustee  shall  cooperate  reasonably with the  Company to  deliver  to the  Company  (including  any of its  assignees  or  designees),  any and all
disclosure,  statements,  reports,  certifications,   records  and  any  other  information  necessary  in  the
reasonable,  good faith  determination  of the Company to permit the Company to comply with the  provisions  of
Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

               (a)....The  Trustee  shall be deemed to  represent  and  warrant  to the  Company as of the date hereof and on each date on which  information  is provided to the Company  under  Sections  12.01,  12.02(b) or
12.03  that,  except as  disclosed  in writing to the Company  prior to such date:  (i) it is not aware and has not received notice that any default,  early  amortization or other  performance  triggering event has occurred as to any other  Securitization  Transaction  due to any default of the  Trustee;  (ii) there are no aspects of its financial  condition  that could have a material  adverse  effect on the  performance  by it of its trustee obligations under this Agreement or any other Securitization  Transaction as to which it is the trustee;  (iii)
there are no material legal or governmental  proceedings pending (or known to be contemplated)  against it that would be material to  Certificateholders;  (iv) there are no  relationships  or  transactions  (as described in
Item 1119(b) of  Regulation  AB)  relating to the Trustee  with respect to the Company or any sponsor,  issuing entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction  party  (as  each of  such  terms  are  used  in  Regulation  AB)  relating  to the  Securitization
Transaction  contemplated  by the  Agreement,  as identified by the Company to the Trustee in writing as of the
Closing Date (each, a "Transaction  Party") that are outside the ordinary  course of business or on terms other than  would  be  obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart  from the
Securitization  Transaction,  and that are material to the investors'  understanding of the  Certificates;  and
(v) the Trustee is not an affiliate  (as  contemplated  by Item 1119(a) of  Regulation  AB) of any  Transaction
Party.  The Company  shall  notify the Trustee of any change in the identity of a  Transaction  Party after the
Closing Date.

               (b)....If so  requested  by the  Company on any date  following  the Closing  Date,  the Trustee
shall,   within  five  Business  Days  following  such  request,   confirm  in  writing  the  accuracy  of  the
representations  and warranties set forth in paragraph (a) of this Section or, if any such  representation  and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the
Company.  Any such request from the Company  shall not be given more than once each  calendar  quarter,  unless the Company  shall have a  reasonable  basis for  questioning  the accuracy of any of the  representations  and warranties.

Section 12.03. Information to Be Provided by the Trustee.

               For so long as the  Certificates  are  outstanding,  for the purpose of satisfying the Company's reporting  obligation  under the  Exchange  Act with respect to any class of  Certificates,  the Trustee  shall provide to the  Company a written  description  of  (a) any  litigation  or  governmental  proceedings  pending against the  Trustee as of the last day of each  calendar  month that would be material to  Certificateholders, and (b) any affiliations or relationships  (as described in Item 1119 of Regulation AB) that develop  following the Closing Date between the Trustee and any  Transaction  Party of the type described in Section  12.02(a)(iv)
or  12.02(a)(v)  as of the last day of each  calendar  year.  Any  descriptions  required with respect to legal proceedings,  as well as updates to previously provided  descriptions,  under this Section 12.03 shall be given no later than five  Business  Days prior to the  Determination  Date  following the month in which the relevant event occurs,  and any notices and descriptions  required with respect to  affiliations,  as well as updates to previously  provided  descriptions,  under this  Section  12.03 shall be given no later than  January 31 of the calendar  year  following  the year in which the relevant  event occurs.  As of the related  Distribution  Date with  respect  to each  Report on  Form 10-D  with  respect  to the  Certificates  filed by or on behalf of the
Company,  and as of March 15 preceding  the date each Report on Form 10-K with respect to the  Certificates  is filed,  the Trustee shall be deemed to represent and warrant that any  information  previously  provided by the
Trustee  under this  Article XII is  materially  correct and does not have any  material  omissions  unless the
Trustee  has  provided  an update to such  information.  The  Company  will  allow the  Trustee  to review  any disclosure  relating  to material  litigation  against the  Trustee  prior to filing such  disclosure  with the
Commission to the extent the Company changes the information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

               On or before March 15 of each calendar year, the Trustee shall:

(a)     deliver to the Company a report (in form and substance reasonably satisfactory to the Company)
regarding the Trustee's assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item
1122 of Regulation AB.  Such report shall be signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit R hereto; and

(b)     deliver to the Company a report of a registered public accounting firm satisfying the requirements of
Rule 2-01 of Regulation S-X under the Securities Act and the Exchange Act that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities
Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a)     The Trustee shall indemnify the Company, each affiliate of the Company, the Master Servicer and each affiliate of the Master Servicer, and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                       (i)(A) any untrue  statement of a material  fact  contained or alleged to be contained in any  information,  report,  certification,  accountants'  attestation  or other  material  provided  under this
Article XII by or on behalf of the Trustee (collectively,  the "Trustee  Information"),  or (B) the omission or alleged  omission  to state in the Trustee  Information  a material  fact  required to be stated in the Trustee
Information  or necessary in order to make the  statements  therein,  in the light of the  circumstances  under which they were made, not misleading; or

                       (ii)   any failure by the Trustee to deliver any  information,  report,  certification or other  material when and as required  under this Article XII, other than a failure by the Trustee to deliver an accountants' attestation.

(b)     In the case of any failure of performance described in clause (ii) of Section 12.05(a), as well as a failure to deliver an accountants' attestation, the Trustee shall (i) promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants' attestation or other material not delivered by the Trustee as required and (ii) cooperate with the Company to mitigate any damages that may result from such failure.

(c)     The Company and the Master Servicer shall indemnify the Trustee, each affiliate of the Trustee and the respective present and former directors, officers, employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Agreement by or on behalf of the Company or Master Servicer for inclusion in any report filed with Commission under the Exchange Act (collectively, the "RFC Information"), or (ii) the omission or alleged omission to state in the RFC Information a material fact required to be stated in the RFC
Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)     Notwithstanding any provision in this Section 12.05 to the contrary, the parties agree that none of the Trustee, the Company or the Master Servicer shall be liable to the other for any consequential or punitive damages whatsoever, whether in contract, tort (including negligence and strict liability), or any other legal or equitable principle; provided, however, that such limitation shall not be applicable with respect to third party claims made against a party.

                                                   EXHIBIT A

 FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,
A NEW YORK  CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,
AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO. OR TO SUCH  OTHER  ENTITY AS IS
REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE  BY OR TO ANY  PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________
__, ____.  ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED
IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH
RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[          ] OF OID PER [$1,000] [$100,000] OF
[INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [      ]% AND THE AMOUNT
OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[              ] PER [$1,000] [$100,000]
OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD.  NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION
OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                                   [        %][Variable] Pass-Through Rate
                                                  [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing                     [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____                               Aggregate Initial [Certificate Principal
                                                  Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:                          Amount] [Subclass Notional Amount] of the
_________ 25, ____                                Class A-     Certificates:

Master Servicer:                                  [Initial] [Certificate Principal
Residential Funding                               Balance] [Interest Only/Class A-V] [Subclass]
Corporation                                       Notional Amount] of this Certificate:
                                                  $                          ]
Assumed Final
Distribution Date:                                CUSIP 76110F-
___________ 25, ____
                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                                SERIES ____-___

               evidencing  a  percentage  interest in the  distributions  allocable to the Class
               A-      Certificates with respect to a Trust Fund consisting  primarily of a pool of  [conventional  one- to four-family  fixed interest rate first mortgage loans]
               formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that                                                            is the
registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial
Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the
aggregate [Initial Certificate Principal Balance of all Class A-       Certificates] [Initial [Interest
Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of
[conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
__________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the
"Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be
distributed to Holders of Class A-     Certificates on such Distribution Date.  [The [Interest Only/Class
A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC
Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount
of the [Interest Only/Class A-V]-   Certificates as of any date of determination is equal to the aggregate
Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests
represented by such [Interest Only/Class A-V]-   Certificates immediately prior to such date.] [The [Interest
Only/Class A-V][-  ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
[Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass
Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                  EXHIBIT A-1

                                          FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST"  IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY  TRUST COMPANY,  A NEW
YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED  IS  REGISTERED  IN THE NAME OF CEDE & CO.  OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC  (AND  ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS
REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE  BY OR TO ANY  PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

Certificate No. ____                              Variable Pass-Through Rate
Class X Senior

Date of Pooling and Servicing Agreement           Percentage Interest: 100%
and Cut-off Date: __________ 1, ____

Master Servicer:                                  Aggregate   Initial  Notional  Amount  of  the
Residential Funding Corporation                   Class X Certificates: $__________

First Distribution Date:                          Initial  Notional Amount of this  Certificate:
__________ 25, ____                               $_____________

Assumed Final Distribution Date:                  CUSIP ________
_____________

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                               SERIES ____-____

        Evidencing  a percentage  interest in the  distributions  allocable to the Class X  Certificates with  respect  to a  Trust  Fund  consisting  primarily  of  a  pool  of  [one-  to  four-family
        residential,  payment-option,   adjustable-rate  first  lien  mortgage  loans  with  a  negative amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

        This  Certificate  is payable  solely  from the assets of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Accredit Loans,  Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate nor the underlying
Mortgage  Loans are  guaranteed or insured by any  governmental  agency or  instrumentality  or by  Residential
Accredit  Loans,  Inc.,  the  Master  Servicer,  the  Trustee  or GMAC  Mortgage  Group,  Inc.  or any of their affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group,  Inc. or any of their affiliates will have any  obligation  with  respect to any  certificate  or other  obligation  secured by or payable  from payments on the Certificates.

        This  certifies that  _________________________  is the  registered  owner of the  Percentage  Interest evidenced by this  Certificate  (obtained by dividing the Initial  Notional  Amount of this  Certificate by the
Aggregate Notional Amount of all Class X Certificates,  both as specified above) in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of [one- to four-family  residential, payment-option,  adjustable-rate  first  lien  mortgage  loans  with  a  negative  amortization  feature]  (the
"Mortgage  Loans"),  formed and sold by Residential  Accredit Loans,  Inc.  (hereinafter  called the "Company,"
which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement  dated as specified above (the  "Agreement")  among the Company, the Master  Servicer  and  ________________________,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not  defined  herein,  the  capitalized terms used  herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the  "Distribution  Date"), commencing as described in the  Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last day (or if such last day is not a Business  Day,  the  Business  Day  immediately preceding  such last day) of the month  immediately  preceding  the  month of such  distribution  (the  "Record
Date"),  from the Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest evidenced by this  Certificate  and the amount required to be distributed to Holders of Class X Certificates on such Distribution Date.  The Class X Certificates have no Certificate Principal Balance.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the
Trustee or by a Paying  Agent  appointed by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)  for the account of the Person  entitled  thereto if such Person  shall have so notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

        Notwithstanding  the above, the final distribution on this Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of this Certificate at the office or agency  appointed  by the Trustee for that purpose in the City and State of New York.  The Initial  Notional
Amount of this Certificate is set forth above.

        This  Certificate  is one of a  duly  authorized  issue  of  Certificates  issued  in  several  Classes designated  as  Mortgage  Asset-Backed  Pass-Through  Certificates  of  the  Series  specified  hereon  (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain  collections and recoveries  respecting the
Mortgage Loans, all as more  specifically  set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created  for the  benefit  of  Certificateholders  may be made by the  Master  Servicer  from  time to time for
purposes  other  than  distributions  to   Certificateholders,   such  purposes  including  without  limitation
reimbursement  to the  Company and the Master  Servicer of advances  made,  or certain  expenses  incurred,  by either of them.

        The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification  of the rights and  obligations of the Company,  the Master  Servicer and the Trustee and the
rights of the  Certificateholders  under the Agreement at any time by the Company,  the Master Servicer and the
Trustee with the consent of the Holders of  Certificates  evidencing  in the aggregate not less than 66% of the
Percentage  Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this
Certificate  shall be  conclusive  and binding on such Holder and upon all future  holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof  whether or not notation of such consent is made upon the  Certificate.  The Agreement  also permits the amendment  thereof in certain  circumstances  without  the  consent  of the  Holders of any of the  Certificates  and,  in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration  of  transfer at the  offices or  agencies  appointed  by the Trustee in the City and State of New
York,  duly endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in  writing,  and  thereupon  one or more  new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

        The  Certificates  are  issuable  only as  registered  Certificates  without  coupons in Classes and in denominations  specified in the  Agreement.  As provided in the  Agreement  and subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental  charge  payable  in  connection therewith.

        The  Company,  the Master  Servicer,  the Trustee and the  Certificate  Registrar  and any agent of the
Company,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all  purposes,  and neither the Company,  the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New
York.

        The  obligations  created by the  Agreement in respect of the  Certificates  and the Trust Fund created thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the
Trustee and required to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the maturity or other  liquidation of the last Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon  foreclosure  or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase by the Master
Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all  property  acquired in respect of such
Mortgage Loans,  thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Master Servicer to (i) purchase at a price  determined as provided in the Agreement all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii)  purchase in whole,  but not in part,  all of the  Certificates  from the  Holders  thereof;  provided,  that  any such  option  may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans as of the  Distribution  Date upon which the  proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off  Date  Principal
Balance of the Mortgage Loans.

        Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the  reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the  certificate of  authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT B

                                          FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1
CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,
A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT,
AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________
__, ____.  ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED
IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000]
OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID
ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS
WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

        ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE
OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN
INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN, OR ANY OTHER PERSON, ACTING, DIRECTLY
OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN
INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION
EXEMPTION ("PTE") 94-29, AS MOST RECENTLY AMENDED, PTE 2002-41, 67 FED. REG. 54487 (AUGUST 22, 2002)
(THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY
OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER
THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C) (I) THE TRANSFEREE IS AN
INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN
"INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED
TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III
OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE
COMPANY).

        IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT
SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT
EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC
EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY
LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH
TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY
PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN)
WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST
FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT
OF SUCH ACQUISITION OR HOLDING.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

        evidencing  a  percentage   interest  in  any  distributions   allocable  to  the  Class  M-
        Certificates  with respect to the Trust Fund  consisting  primarily  of a pool of  [conventional one- to four-family  fixed  interest rate first  mortgage  loans] formed and sold by RESIDENTIAL
        ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that                                                    is the registered owner
of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal
Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-     Certificates,
both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
__________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the
"Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be
distributed to Holders of Class M-     Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
Initial Certificate Principal Balance of this Certificate is set forth above.  The Certificate Principal
Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized
Losses allocable hereto.

               Any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such transferee is not an investment manager, a named fiduciary or a trustee of any plan, or any other person, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any plan (a "plan investor"), (b) it has acquired and is holding such Certificate in reliance on prohibited transaction exemption ("PTE") 94-29, as most recently amended, PTE 2002-41, 67 fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such
Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard &
Poor's, Fitch or Moody's or (c) (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S.
Department of Labor prohibited transaction class exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (c), a
"complying insurance company).

               If this Certificate (or any interest herein) is acquired or held by any person that does not satisfy the conditions described in the preceding paragraph, then the last preceding transferee that either
(i) is not a plan investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a complying insurance company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate owner thereof retroactive to the date of such transfer of this Certificate.  The
Trustee shall be under no liability to any person for making any payments due on this Certificate to such preceding transferee.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT C

                                          FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES AND CLASS M CERTIFICATES  [AND
CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN  ACCORDANCE  WITH THE  PROVISIONS  OF SECTION  5.02 OF THE
AGREEMENT.

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE  MADE  TO ANY  PERSON,  UNLESS  THE  TRANSFEREE  PROVIDES  EITHER  A
CERTIFICATION  PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN  OPINION OF COUNSEL  SATISFACTORY  TO THE
MASTER  SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST"  IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE
CODE.  THE FOLLOWING  INFORMATION IS PROVIDED  SOLELY FOR THE PURPOSES OF APPLYING THE U.S.  FEDERAL INCOME TAX
ORIGINAL ISSUE DISCOUNT  ("OID") RULES TO THIS  CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________
__, ____.  ASSUMING THAT THE MORTGAGE  LOANS PREPAY AT 100% OF THE  PREPAYMENT  SPEED  ASSUMPTION (AS DESCRIBED
IN THE  PROSPECTUS  SUPPLEMENT),  THIS  CERTIFICATE  HAS BEEN  ISSUED  WITH NO MORE THAN  $[      ]  OF OID PER
$[1,000] OF INITIAL CERTIFICATE  PRINCIPAL BALANCE,  THE YIELD TO MATURITY IS [        ]% AND THE AMOUNT OF OID
ATTRIBUTABLE  TO THE INITIAL  ACCRUAL PERIOD IS NO MORE THAN  $[        ]  PER $[1,000] OF INITIAL  CERTIFICATE
PRINCIPAL  BALANCE,  COMPUTED UNDER THE APPROXIMATE  METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS
WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

       evidencing  a  percentage   interest  in  any   distributions   allocable  to  the  Class  B-
       Certificates  with  respect to the Trust Fund  consisting  primarily  of a pool of  [conventional one- to  four-family  fixed  interest rate first  mortgage  loans] formed and sold by RESIDENTIAL
       ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this
Certificate by the aggregate Certificate Principal Balance of all Class B-     Certificates, both as
specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of
[conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
__________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate is registered at the close of business on the last day (or if such last day is not a Business
Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any)
required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
Initial Certificate Principal Balance of this Certificate is set forth above.  The Certificate Principal
Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized
Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made, (i) the
Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of
1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate
Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section
5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person
(including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption
("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60..

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                  EXHIBIT C-I

                                          FORM OF CLASS P CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED  UNLESS IT IS  REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN  ACCORDANCE  WITH THE  PROVISIONS  OF SECTION  5.02 OF THE
AGREEMENT).

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE  MADE  TO ANY  PERSON,  UNLESS  THE  TRANSFEREE  PROVIDES  EITHER  A
CERTIFICATION  PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN  OPINION OF COUNSEL  SATISFACTORY  TO THE
MASTER  SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No. ___                               Prepayment Charge

Class P - Prepayment Charge                       Aggregate Certificate Principal Balance
                                                  of the Class P
Date of Pooling and Servicing                     Certificates as of
Agreement and Cut-off Date:                       the Cut-off Date:
__________ 1, ____                                $0.00

First Distribution Date:                          Initial Certificate Principal Balance of this
__________ 25, ____                               Certificate: $____

Master Servicer:                                  Percentage Interest of this Certificate:
Residential Funding Corporation                   100%

Assumed Final Distribution Date:                  CUSIP: __________
__________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

       evidencing  a percentage  interest in any  distributions  allocable  to the Class P  Certificates with  respect  to  the  Trust  Fund  consisting  primarily  of a pool  of  [one-  to  four-family
       residential,   payment-option,   adjustable-rate  first  lien  mortgage  loans  with  a  negative amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that ____________________________ is the registered owner of the Percentage
Interest evidenced by this Certificate (as specified above) in certain distributions with respect to a Trust
Fund consisting primarily of a pool of [one- to four-family residential, payment-option, adjustable-rate first lien mortgage loans with a negative amortization feature] (the "Mortgage Loans"), formed and sold by
Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing
Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate at the close of business on the last day (or if such last day is not a Business Day, the Business
Day immediately preceding such last day) of the month immediately preceding the month of such distribution
(the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the amount required to be distributed to Holders of Class P Certificates on such Distribution
Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

               No transfer of this Class P Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made, (i) the
Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of
1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate
Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class P Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section
5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person
(including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT D

                                          FORM OF CLASS R CERTIFICATE

THIS  CERTIFICATE  MAY  NOT  BE  HELD  BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON  OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN  SECTIONS  860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO  TRANSFER  OF THIS  CERTIFICATE  MAY BE  MADE  TO ANY  PERSON,  UNLESS  THE  TRANSFEREE  PROVIDES  EITHER  A
CERTIFICATION  PURSUANT  TO SECTION  5.02(e) OF THE  AGREEMENT  OR AN  OPINION OF COUNSEL  SATISFACTORY  TO THE
MASTER  SERVICER,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR
RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER,  THE
COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE,  TRANSFER OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE PROPOSED  TRANSFEREE
PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY
OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING  (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF
ITS  ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE  MAC, A MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY
OR INSTRUMENTALITY OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX  IMPOSED BY CHAPTER 1 OF THE CODE UNLESS
SUCH  ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY
SECTION 511 OF THE CODE ON UNRELATED  BUSINESS TAXABLE INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES
DESCRIBED IN SECTION  1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP UNDER SECTION 775(a) OF THE
CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A),  (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO
AS A  "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH
TRANSFER  IS TO  IMPEDE  THE  ASSESSMENT  OR  COLLECTION  OF TAX  AND (3)  SUCH  TRANSFEREE  SATISFIES  CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE
REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE TO A
DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE
OF NO LEGAL FORCE OR EFFECT  WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH
HOLDER  OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE DEEMED  TO HAVE  CONSENTED  TO THE
PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                SERIES ____-___

        evidencing  a percentage  interest in any  distributions  allocable to the Class R  Certificates with  respect  to the  Trust  Fund  consisting  primarily  of a pool  of  [conventional  one- to four-family  fixed interest rate first mortgage  loans] formed and sold by RESIDENTIAL  ACCREDIT
        LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential
Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that                                                    is the registered owner
of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate
Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R
Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the
"Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company,"
which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution
Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the
"Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage
Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any
Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any
attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv)
if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.  The
Initial Certificate Principal Balance of this Certificate is set forth above.  The Certificate Principal
Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.  Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this
Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i)
an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income
Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and
stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or
(ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event
Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate
Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and
the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New
York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the
Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master
Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of
New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the
Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                    [_________________________],
                                              as Trustee

                                            By:  ________________________
                                                 Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

               This is one of the Class A-     Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: __________________________
                                                 Authorized Signatory

                                                  ASSIGNMENT

               FOR  VALUE  RECEIVED,   the  undersigned   hereby  sell(s),   assign(s)  and  transfer(s)   unto
 ___________________________________________________________________________(Please print or typewrite name and address  including  postal zip code of  assignee)  a  Percentage  Interest  evidenced  by the  within  Mortgage
Asset-Backed  Pass-Through  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I  (We)  further  direct  the  Certificate  Registrar  to  issue  a new  Certificate  of a  like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________________________________________

Dated: _______________________                  _________________________________________
                                                 Signature by or on behalf of assignor

                                                _________________________________________
                                                 Signature Guaranteed

                                           DISTRIBUTION INSTRUCTIONS

 The assignee should include the following for purposes of distribution:

 Distributions  shall be made, by wire transfer or otherwise,  in immediately  available funds to
 _________________________________________________________________ for     the     account     of
 _______________________________account  number _________________,  or, if  mailed  by check,  to
 __________________________________________________. Applicable  statements  should  be  mailed to
__________________________________________________________________.

 This  information is provided by _______________________________, the assignee  named above,  or
 ___________________________, as its agent.

                                                   EXHIBIT E

                                       FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this ____________  day of  _____________________, 20 __________, by and between
Residential Funding Corporation, its successors and assigns ("Residential Funding") and
 _________________________________________ (the "Seller/Servicer," and, together with Residential Funding, the
"parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and
Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides.  All provisions of the
Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential
Funding in writing.  Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable.  All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought.  Such a written waiver or amendment must expressly reference this Contract.  However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time.  Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1)     Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2)     This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3)     There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this
                      Contract.

(4)     Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract.  Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding.
The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding.  Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by
United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below.  However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      Attention:
      Telefacsimile Number:  (________)  _____-____________

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in
Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this
Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this
Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court.  Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum.  Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.  Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract.  All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract.  Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable.  This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                         (Name of Seller/Servicer)
By:                                     By:
      (Signature)                                        (Signature)
By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
======================================= =========================================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
      (Signature)                                        (Signature)
By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:

                                                   EXHIBIT F
                                         FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing
Agreement."

Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and
Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:  _______________________
Title:
Date:

                                                  EXHIBIT G-1

                                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

1.      That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage
Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution]
[corporation] duly organized and existing under the laws of [the State of ____________________________]
[the United States], on behalf of which he makes this affidavit and agreement.

2.      That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the
Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a)
of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization"
means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers'
cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.      That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of
Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent
(which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii)
that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4.      That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity.  (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.      The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations),
(iii) an estate that is described in Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in
Section 7701(a)(30)(E) of the Code.

6.      The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7.      That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8.      That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9.      That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10.     The Owner's Taxpayer Identification Number is ______________________________.

11.     This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates.  The Owner understands that the liabilities described herein relate only to the Class R Certificates.

12.     That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

13.     That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14.     That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15.     The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this  ___________ day of _______________, 200 _________.

                                            [NAME OF OWNER]

                                            By:_______________________________
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and
acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this _________  day of __________, 200__.

                                                 NOTARY PUBLIC

                                            COUNTY OF  __________________________
                                            STATE OF ____________________________
                                            My Commission expires the _____ day of _____, 20 .

                                                   EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,
Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC
20224. Comments on the collection of information should be received by
September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue
Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation
requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the  "formula test,"  an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future
distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-
prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the
Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section
11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section
1274(d). This is a change from the proposed regulation and Rev. Proc.
2001-12. In those publications the provision stated that  "present values are computed using a discount rate equal to the applicable
Federal rate prescribed in section 1274(d) compounded semiannually"
and that  "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party."  The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury
Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and
the Federal short-term rate has been substituted for the applicable
Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August
19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of
FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August
19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.
This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the
Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5
U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson.
However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                                  EXHIBIT G-2

                                        FORM OF TRANSFEROR CERTIFICATE

                                                      ______________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, Class R

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by
                               ______________________________________________________(the "Seller") to
  ________________________________________________________________________________(the "Purchaser") of
$ _________________________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through
Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among
Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The
Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1.      No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is
or will be to impede the assessment or collection of any tax.

2.      The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1.
The Seller does not know or believe that any representation contained therein is false.

3.      The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for
United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.      The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                            Very truly yours,

                                            (Seller)

                                            By:________________________________________
                                            Name:
                                            Title:

                                                   EXHIBIT H

                                    FORM OF INVESTOR REPRESENTATION LETTER

                                                        ______________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, [Class B-]

Ladies and Gentlemen:

                                              ________________(the "Purchaser") intends to purchase from
 _____________________________________________________(the "Seller") $__________________________  Initial
Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class
(the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the
"Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and
__________________, as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1.      The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law,
               (b) the Company is not required to so register or qualify the Certificates, (c) the
               Certificates may be resold only if registered and qualified pursuant to the provisions of the
               Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.      The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3.      The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.      The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private
               Placement Memorandum, dated                                       , 20    , relating to the
               Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates.  The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.  [If the
               Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement
               Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the
               Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5.      The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any
               Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a)
               through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The
               Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a)     is not an employee benefit or other plan subject to the prohibited transaction provisions of the
               Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the
               Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101; or

(b)     is an insurance company, the source of funds to be used by it to purchase the Certificates is an
               "insurance company general account" (within the meaning of DOL Prohibited Transaction Class
               Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the
Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any
Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                            Very truly yours,

                                            By:  ____________________________________________
                                            Name:
                                            Title:

                                                   EXHIBIT I

                                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                      _________ , 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by ________________ (the "Seller") to ___________________ (the
"Purchaser") of $_____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through
Certificates, Series ____-___, Class   (the "Certificates"), issued pursuant to the Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit
Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and
__________________, as trustee (the "Trustee").  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any
Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that
(as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities
Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the
Act or any state securities law, or that would require registration or qualification pursuant thereto.  The
Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The
Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                            (Seller)

                                            By:  ________________________________________
                                            Name:
                                            Title:

                                                   EXHIBIT J

                                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                            Description of Rule 144A Securities, including numbers:

               The undersigned  seller, as registered holder (the "Seller"), intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

1.      In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A
Securities were issued, the Seller hereby certifies the following facts:  Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the
Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the
Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A
Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the
Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.      The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master
Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1,
____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a)     The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b)     The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)     The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d)     Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the
        Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule
        144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e)     The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or
        Annex 2.  The Buyer is aware that the sale to it is being made in reliance on Rule 144A.  The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

                      [(a)   is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section
        4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the
        Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101](1); or

                      (b)    is an insurance company, the source of funds to be used by it to purchase the
        Certificates is an "insurance company general account" (within the meaning of DOL Prohibited
        Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.](2)

               4.     This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original;
        such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                              Print Name of Buyer
By:                                               By:
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
Date:                                             Date:

                                                                                           ANNEX 1 TO EXHIBIT J

                           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                            [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

1.      As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President
or other executive officer of the Buyer.

2.      In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_________________________________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

--      Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

--      Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
               $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

--      Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--      Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

--      Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

--      State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

--      ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee
               Retirement Income Security Act of 1974.

--      Investment Adviser.   The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

--      SBIC.  The Buyer is a Small Business Investment Company licensed by the U.S. Small Business
               Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

--      Business Development Company.  The Buyer is a business development company as defined in Section
               202(a)(22) of the Investment Advisers Act of 1940.

--      Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee
               Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.      The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the
Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v)
repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.      For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the  Buyer,  but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.
However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.      The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6.      If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a
"qualified institutional buyer" within the meaning of Rule 144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7.      The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By:  __________________________________
                                                 Name:
                                                 Title:

                                            Date:

                                                                                           ANNEX 2 TO EXHIBIT J

                           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                             [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment
Representation to which this Certification is attached:

8.      As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President
of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9.      In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in
SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of
1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the
Buyer's most recent fiscal year.  For purposes of determining the amount of securities owned by the  Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

--      The Buyer owned $______________________________________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

--      The Buyer is part of a Family of Investment Companies which owned in the aggregate
               $_______________________in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10.     The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11.     The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12.     The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the
Buyer's own account.

13.     The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                            Print Name of Buyer

                                            By:_____________________________________
                                                 Name:
                                                 Title:

                                            IF AN ADVISER:

                                            Print Name of Buyer

                                            Date:

                                                   EXHIBIT K

                                  [TEXT OF AMENDMENT TO POOLING AND SERVICING
                                 AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                               LIMITED GUARANTY]

                                                 ARTICLE XIII

                            Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 13.01.  Subordinate Certificate Loss Coverage; Limited Guaranty.  (a) Subject to
subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or
Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess
Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan,  and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to
Section 4.02(a).

               (b)    Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any
Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and
Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to
Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such
Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the
Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized
Loss or Losses.  Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the
Certificateholders for purposes of Section 4.05.  Excess Special Hazard Losses, Excess Fraud Losses, Excess
Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the
Subordinate Certificate Loss Obligation.

               (c)    Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee.  The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser
of (X)                  minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection
(d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 13.02.  Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d)    The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential
Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the
Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution
Date for such month, with a copy to the Master Servicer.

               (e)  All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the
Distribution Date for such month to the Class B Certificateholders.

               (f)    The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of
Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on
"contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or
Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General
Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b)
the original rating assigned to the Class B Certificates by such rating agency.  Any replacement of the
Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the
Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the
Master Servicer and the Trustee shall reasonably request.  Neither the Company, the Master Servicer nor the
Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss
Obligation under any circumstance.

               Section 13.02.  Amendments Relating to the Limited Guaranty.  Notwithstanding Sections 11.01 or
13.01: (i) the provisions of this Article XIII may be amended, superseded or deleted, (ii) the Limited
Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XIII may be amended in any manner; in each case by written instrument executed or consented to by the Company and
Residential Funding but without the consent of any Certificateholder and without the consent of the Master
Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B
Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master
Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss
Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1)
of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) the
Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.  A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                   EXHIBIT L

                                          [FORM OF LIMITED GUARANTY]

                                               LIMITED GUARANTY

                                       RESIDENTIAL ACCREDIT LOANS, INC.

                                Mortgage Asset-Backed Pass-Through Certificates
                                                Series ____-___

                                                                                  _____________, 200

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 13.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the
"Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No.
thereto, dated as of                 , with respect to the Mortgage Asset-Backed Pass-Through Certificates,
Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 13.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1.      Provision of Funds.  (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of
Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to
Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution
Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss
Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 13.01 of the Servicing Agreement.

               (b)    The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance.  Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 13.01(f) of the Servicing
Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2.      Waiver.  GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder.  Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right.  GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3.      Modification, Amendment and Termination.  This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 13.02 of the Servicing Agreement.  The obligations of GMAC under this Limited
Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4.      Successor.  Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5.      Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

6.      Authorization and Reliance.  GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7.      Definitions.  Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8.      Counterparts.  This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION

                                            By:  _______________________
                                            Name:
                                            Title:

Acknowledged by:

__________________,
    as Trustee

By:
Name:
Title:

RESIDENTIAL ACCREDIT LOANS, INC.

By:
Name:
Title:

                                                   EXHIBIT M

                         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                         _____________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates, Series ____-___
                      Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by
 ___________________________________(the "Trustee") to _______________________________________________  (the
"Lender") of ______________________________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among
Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as Master
Servicer, and the Trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i)     the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii)           the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii)          the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv)           such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,

                                            (Lender)

                                            By: ______________________
                                            Name:
                                            Title:

                                                   EXHIBIT N

                                         FORM OF REQUEST FOR EXCHANGE

                                                                                                         [DATE]

__________________
__________________
__________________

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___

               Residential Funding Corporation, as the Holder of a _________% Percentage Interest of the
[Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced
Certificates for the Subclasses referred to below:

1.      [Interest Only/Class A-V]-   Certificates, corresponding to the following Uncertificated REMIC Regular
                      Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule].  The initial Subclass Notional Amount and the Initial
                      Pass-Through Rate on the [Interest Only/Class A-V]-   Certificates will be
                      $ ___________________ and   __________%, respectively.

2.      [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC
Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the
Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc.,
Residential Funding Corporation and __________________, as trustee.

                                            RESIDENTIAL FUNDING CORPORATION

                                            By:    __________________________
                                            Name:
                                            Title:

                                                   EXHIBIT O

                                        Form of Form 10-K Certification

        I, [identify the certifying individual], certify that:

        1.     I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the "Exchange Act periodic reports")
created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and
Servicing Agreement dated ____________________ (together, the "P&S Agreement") among Residential Accredit
Loans, Inc., Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2.     Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3.     Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

        4.     I am responsible for reviewing the activities performed by the Master Servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except a disclosed in the Exchange Act periodic reports, the
Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5.     All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report.  Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________

____________________________*
[Signature]
[Title:]

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                   EXHIBIT P

                           [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a)    The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the
"Agreement") by and among [__________], as depositor, Residential Funding Corporation, as Master Servicer, and
the Trustee in accordance with the standards set forth therein.

        (b)    Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the  Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                                   Name:______________________________
                                                   Title:

                                                   EXHIBIT Q

   INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED
                                                MORTGAGE LOANS

Account number

Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term

Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance  Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification

Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                   EXHIBIT R

                        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-------------------------------------------------------------------------- ------------------
                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
-------------------------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                             GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted
                  to monitor the third party's performance and
                  compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any requirements in the transaction agreements to
                  maintain a back-up servicer for the pool assets are
                  maintained.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in
                  effect on the party participating in the servicing
                  function throughout the reporting period in the amount
                  of coverage required by and otherwise in accordance
                  with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments on pool assets are deposited into the              |X| (as to
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days
                  following receipt, or such other number of days          accounts held by
                  specified in the transaction agreements.                     Trustee)
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an        |X| (as to
                  obligor or to an investor are made only by authorized     investors only)
                  personnel.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding collections,
                  cash flows or distributions, and any interest or other
                  fees charged for such advances, are made, reviewed and
                  approved as specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of       |X| (as to
                  overcollateralization, are separately maintained         accounts held by
                  (e.g., with respect to commingling of cash) as set           Trustee)
1122(d)(2)(iv)    forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v)     Each custodial account is maintained at a federally
                  insured depository institution as set forth in the
                  transaction agreements. For purposes of this
                  criterion, "federally insured depository institution"
                  with respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent
                  unauthorized access.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for
                  all asset-backed securities related bank accounts,
                  including custodial accounts and related bank clearing
                  accounts. These reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar days after
                  the bank statement cutoff date, or such other number
                  of days specified in the transaction agreements; (C)
                  reviewed and approved by someone other than the person
                  who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling
                  items are resolved within 90 calendar days of their
                  original identification, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports to investors, including those to be filed with
                  the Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are
                  prepared in accordance with timeframes and other terms
                  set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms
                  specified in the transaction agreements; (C) are filed
                  with the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid principal
                  balance and number of pool assets serviced by the
                  servicer.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in          |X|
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements made to an investor are posted within
                  two business days to the servicer's investor records,
                  or such other number of days specified in the                   |X|
1122(d)(3)(iii)   transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,          |X|
1122(d)(3)(iv)    or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                                 POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related
                  asset pool documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset
                  pool are made, reviewed and approved in accordance
                  with any conditions or requirements in the transaction
                  agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments on pool assets, including any payoffs, made
                  in accordance with the related pool asset documents
                  are posted to the servicer's obligor records
                  maintained no more than two business days after
                  receipt, or such other number of days specified in the
                  transaction agreements, and allocated to principal,
                  interest or other items (e.g., escrow) in accordance
                  with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The servicer's records regarding the pool assets agree
                  with the servicer's records with respect to an
                  obligor's unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of an
                  obligor's pool asset  (e.g., loan modifications or
                  re-agings) are made, reviewed and approved by
                  authorized personnel in accordance with the
                  transaction agreements and related pool asset
                  documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance
                  plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are
                  initiated, conducted and concluded in accordance with
                  the timeframes or other requirements established by
                  the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset is delinquent in
                  accordance with the transaction agreements. Such
                  records are maintained on at least a monthly basis, or
                  such other period specified in the transaction
                  agreements, and describe the entity's activities in
                  monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed temporary
                  (e.g., illness or unemployment).
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return for
                  pool assets with variable rates are computed based on
                  the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such
                  as escrow accounts): (A) such funds are analyzed, in
                  accordance with the obligor's pool asset documents, on
                  at least an annual basis, or such other period
                  specified in the transaction agreements; (B) interest
                  on such funds is paid, or credited, to obligors in
                  accordance with applicable pool asset documents and
                  state laws; and (C) such funds are returned to the
                  obligor within 30 calendar days of full repayment of
                  the related pool asset, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments,
                  provided that such support has been received by the
                  servicer at least 30 calendar days prior to these
                  dates, or such other number of days specified in the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xii)   Any late payment penalties in connection with any
                  payment to be made on behalf of an obligor are paid
                  from the servicer's funds and not charged to the
                  obligor, unless the late payment was due to the
                  obligor's error or omission.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records
                  maintained by the servicer, or such other number of
1122(d)(4)(xiii)  days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts
                  are recognized and recorded in accordance with the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Any external enhancement or other support, identified
                  in Item 1114(a)(1) through (3) or Item 1115 of
                  Regulation AB, is maintained as set forth in the                |X|
1122(d)(4)(xv)    transaction agreements.

----------------- -------------------------------------------------------- ------------------

                                              EXHIBIT D-2

                         RALI Series 2006-QS12 Pooling and Servicing Agreement

                                                                  EXECUTION COPY

________________________________________________________________________________

                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                     Trustee

                               SERIES SUPPLEMENT,

                         DATED AS OF SEPTEMBER 1, 2006,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                            dated as of March 1, 2006

                 Mortgage Asset-Backed Pass-Through Certificates

                                Series 2006-QS12

________________________________________________________________________________

        Section  2.03   Representations, Warranties and Covenants of the Master
                        Servicer and the Company...........................................28

        Section  2.04   Representations and Warranties of Sellers.(See Section 2.04
                        of the Standard Terms).............................................33

        Section  2.05   Execution and Authentication of Certificates/Issuance of
                        Certificates Evidencing Interests in REMIC I Certificates..........33

        Section  2.06   Conveyance of Uncertificated REMIC I Regular Interests;
                        Acceptance by the Trustee..........................................33

        Section  2.07   Issuance of Certificates Evidencing Interest in REMIC II...........33

        Section  2.08   Purposes and Powers of the Trust. (See Section 2.08 of the

        Section 3.01    Master Servicer to Act as Servicer. (See Section 3.01 of
                        the Standard Terms)................................................35

        Section 3.02    Subservicing Agreements Between Master Servicer and Subservicers;
                        Enforcement of  Subservicers' and Sellers' Obligations. (See
                        Section 3.02 of the Standard Terms)................................35

        Section 3.03    Successor Subservicers. (See Section 3.03 of the Standard
                        Terms).............................................................35

        Section 3.04    Liability of the Master Servicer. (See Section 3.04 of the
                        Standard Terms)....................................................35

        Section 3.05    No Contractual Relationship Between Subservicer and Trustee
                        or Certificateholders. (See Section 3.05 of the Standard Terms)....35

                                      -i-

                                  (Continued)

                                                                                          PAGE

        Section 3.06    Assumption or Termination of Subservicing Agreements by Trustee.
                        (See Section 3.06 of the Standard Terms)...........................35

        Section 3.07    Collection of Certain Mortgage Loan Payments; Deposits to
                        Custodial Account. (See Section 3.07 of the Standard Terms)........35

        Section 3.08    Subservicing Accounts; Servicing Accounts. (See Section 3.08
                        of the Standard Terms).............................................35

        Section 3.09    Access to Certain Documentation and Information Regarding
                        the Mortgage Loans. (See Section 3.09 of the Standard Terms).......35

        Section 3.10    Permitted Withdrawals from the Custodial Account. (See Section
                        3.10 of the Standard Terms)........................................35

        Section 3.11    Maintenance of the Primary Insurance Policies; Collections
                        Thereunder. (See Section 3.11 of the Standard Terms)...............35

        Section 3.12    Maintenance of Fire Insurance and Omissions and Fidelity
                        Coverage. (See Section 3.12 of the Standard Terms) ................35

        Section 3.13    Enforcement of Due-on-Sale Clauses; Assumption and Modification
                        Agreements; Certain Assignments. (See Section 3.13 of the
                        Standard Terms)....................................................35

        Section 3.14    Realization Upon Defaulted Mortage Loans. (See Section 3.14 of
                        the Standard Terms)................................................35

        Section 3.15    Trustee to Cooperate; Release of Custodial Files...................36

        Section 3.16    Servicing and Other Compensation; Compensating Interest.
                        (See Section 3.16 of the Standard Terms)...........................37

        Section 3.17    Reports to the Trustee and to the Company. (See Section 3.17
                        of the Standard Terms).............................................37

        Section 3.18    Annual Statement as to Compliance and Servicing Assessment.
                        (See Section 3.18 of the Standard Terms)...........................37

        Section 3.19    Annual Independent Public Accountants' Servicing Report.
                        (See  Section 3.19 of the Standard Terms)..........................37

        Section 3.20    Rights of the Company in Respect of the Master Servicer.
                        (See Section 3.20 of the Standard Terms)...........................37

        Section 3.21    Administration of Buydown Funds. (See Section 3.21 of the
                        Standard Terms)....................................................37

        Section 3.22    Advance Facility. (See Section 3.22 of the  Standard Terms)........37

                                      -ii-

                                  (Continued)

                                                                                          PAGE

ARTICLE IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................38

        Section  4.01   Certificate Account. (See Section 4.01 of the Standard Terms)......38

        Section  4.02   Distributions......................................................38

        Section  4.03   Statements to Certificateholders; Statements to the Rating
                        Agencies; Exchange Act Reporting. (See Section 4.03 of the
                        Standard Terms)....................................................47

        Section  4.04   Distribution of Reports to the Trustee and the Company; Advances
                        by the Master Servicer. (See Section 4.04 of the Standard Terms)...47

        Section  4.05   Allocation of Realized Losses......................................48

        Section  4.06   Reports of Foreclosures and Abandonment of Mortgaged Property.
                        (See Section 4.06 of the Standard Terms)...........................49

        Section  4.07   Optional Purchase of Defaulted Mortgage Loans. (See Section
                        4.07 of the Standard Terms)........................................49

        Section  4.08   Surety Bond. (See Section 4.08 of the Standard Terms)..............49

        Section  4.09   Reserve Fund.......................................................59

ARTICLE V         THE CERTIFICATES.........................................................50

ARTICLE VI        THE COMPANY AND THE MASTER SERVICER......................................51

        Section  6.01   Respective Liabilities of the Company and the Master Servicer.
                        (See Section 6.01 of the Standard Terms)...........................51

        Section  6.02   Merger or Consolidation of the Company or Master Servicer;
                        Assignment of Rights and Delegation of Duties by the Master
                        Servicer...........................................................51

        Section  6.03   Limitation on Liability of the Company, Master Servicer and
                        Others. (See Section 6.03 of the Standard Terms)...................51

        Section  6.04   Company and Master Servicer Not to Resign.  (See Section 6.04

        Section  8.02   Certain Matters Affecting the Trustee (See Section 8.02 of
                        the Standard Terms)................................................53

                                     -iii-

                                  (Continued)

                                                                                          PAGE

        Section  8.03   Trustee Not Liable for Certificates or Mortgage Loans.
                        (See Section 8.03 of the Standard Terms)...........................53

        Section  8.04   Trustee May Own Certificates.  (See Section 8.04 of the
                        Standard Terms)....................................................53

        Section  8.05   Master Servicer to Pay Trustee's Fees and Expenses;
                        Indemnification. (See Section 8.05 of the Standard Terms)..........53

        Section  8.06   Eligibility Requirements for Trustee (See Section 8.06 of
                        the Standard Terms)................................................53

        Section  8.07   Resignation and Removal of Trustee.  (See Section 8.07 of
                        the Standard Terms)................................................53

        Section  8.08   Successor Trustee.  (See Section 8.08 of the Standard Terms).......53

        Section  8.09   Merger or Consolidation of Trustee. (See Section 8.09 of
                        the Standard Terms)................................................54

        Section  8.10   Appointment of Co-Trustee or Separate Trustee (See Section
                        8.10 of the Standard Terms) .......................................54

        Section  8.11   Appointment of Custodian...........................................54

        Section  8.12   Appointment of Office or Agency.  (See Section 8.12 of the
                        Standard Terms)....................................................54

ARTICLE IX        TERMINATION OR OPTIONAL PURCHASE OF
                  ALL CERTIFICATES.........................................................55

        Section  9.01   Optional Purchase by the Master Servicer of all Certificates;
                        Termination Upon  Purchase by the Master Servicer or
                        Liquidation of All Mortgage Loans..................................55

        Section  9.02   Additional Termination Requirements.  (See Section 9.02 of
                        the Standard Terms)................................................58

        Section  9.03   Termination of Multiple REMICs.  (See Section 9.03 of the

        Section  10.02  Master Servicer; REMIC Administrator and Trustee Indemnification.
                        (See Section 10.02 of the Standard Terms)..........................59

        Section  10.03  Designation of REMICs..............................................59

                                      -iv-

                                  (Continued)

                                                                                          PAGE

        Section  10.04  Distributions on the Uncertificated REMIC I Regular Interests

        Section  11.02  Recordation of Agreement;  Counterparts. (See Section 11.02
                        of the Standard Terms).............................................62

        Section  11.03  Limitation on Rights of Certificateholders (See Section
                        11.03 of the Standard Terms).......................................62

        Section  11.04  Governing Law. (See Section 11.04 of the Standard Terms)...........62

        Section  11.05  Notices............................................................62

        Section  11.06  Required Notices to Rating Agency and Subservicer.
                        (See Section 11.06 of the Standard Terms)..........................63

        Section  11.07  Severability of Provisions. (See Section 11.07 of the
                        Standard Terms)....................................................63

        Section  11.08  Supplemental Provisions for Resecuritization. (See Section
                        11.08 of the Standard Terms).......................................63

        Section  11.09  Allocation of Voting Rights........................................63

        Section  11.10  No Petition........................................................63

                                      -v-

                                  (Continued)

                                    EXHIBITS

Exhibit One-I & II:   Mortgage Loan Schedule (Group I Loans)
                      Mortgage Loan Schedule (Group II Loans)
Exhibit Two-I:        Schedule of Discount Fractions for Group I Loans
Exhibit Two-II:       Schedule of Discount Fractions for Group II Loans
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of March 1, 2006

                                      -vi-

        This is a Series Supplement,  dated as of September 1, 2006 (the "Series
Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006 and attached as Exhibit Four hereto (the "Standard  Terms" and, together with this Series Supplement,  the "Pooling and Servicing  Agreement" or
"Agreement"),  among RESIDENTIAL  ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns,  the "Company"),  RESIDENTIAL FUNDING
CORPORATION,  as master  servicer  (together  with its permitted  successors and assigns,  the "Master Servicer"),  and DEUTSCHE BANK TRUST COMPANY AMERICAS,  as
Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The  Company   intends  to  sell  mortgage   asset-backed   pass-through
certificates  (collectively,  the  "Certificates"),  to be issued  hereunder  in multiple  classes,  which in the aggregate  will evidence the entire  beneficial ownership  interest  in the  Mortgage  Loans (as  defined  herein).  As provided herein,  the REMIC  Administrator  will  make an  election  to treat the  entire segregated pool of assets described in the definition of Trust Fund, and subject to this  Agreement  (including  the  Mortgage  Loans),  exclusive  of the  Yield
Maintenance  Agreements  and amounts on deposit in the Initial  Monthly  Payment
Fund, as two real estate  mortgage  investment  conduits  (each,  a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard  Terms are hereby  incorporated by reference herein as though set forth in full herein. If any term or provision contained  herein shall  conflict  with or be  inconsistent  with any  provision contained  in the  Standard  Terms,  the terms  and  provisions  of this  Series
Supplement  shall govern.  All  capitalized  terms not otherwise  defined herein shall  have the  meanings  set forth in the  Standard  Terms.  The  Pooling  and
Servicing Agreement shall be dated as of the date of this Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance,  Maturity Date, initial ratings and certain features for each Class of Certificates  comprising the interests in the Trust Fund created hereunder.

                             AGGREGATE
                              INITIAL
                PASS-       CERTIFICATE
               THROUGH       PRINCIPAL                                     MATURITY              FITCH/            MINIMUM
 DESIGNATION     RATE          BALANCE            FEATURES(1)                 DATE             MOODY'S/S&P      DENOMINATIONS(2)
    I-A-1       6.50%     $100,000,000.00       Senior/ Fixed Rate      September 25, 2036     AAA/Aaa/AAA         $25,000.00

    I-A-2       6.50%       $1,000,000.00       Senior/Retail/          September 25, 2036     AAA/Aaa/AAA          $1,000.00
                                                Fixed Rate

    I-A-3       0.50%             $0.00(3)      Senior/Interest         September 25, 2036     AAA/Aaa/AAA      $2,000,000.00
                                                Only/Fixed Rate

___________________________

(1) The Certificates,  other than the Class B and Class R Certificates, shall be
Book-Entry Certificates. The Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

(2) The  Certificates,  other than the Class R Certificates,  shall be issued in minimum  dollar  denominations  as  indicated  above (by  Certificate  Principal
Balance or Notional  Amount,  as  applicable)  and  integral  multiples of $1 in excess thereof,  except that one Certificate of each of the Class B-1, Class B-2 and Class B-3 Certificates shall be issued in a denomination equal to the sum of the  related  minimum  denomination  set forth  above and the  remainder  of the aggregate  initial  Certificate  Principal  Balance  of such  class  of  Class B
Certificates.

(3) Each of the Class I-A-3,  II-A-2, Class II-A-6, Class II-A-8, Class II-A-13,
Class  II-A-16,  Class  II-A-17 and Class II-A-19  Certificates  does not have a
Certificate Principal Balance. For the purpose of calculating interest payments,
(i) interest on the Class I-A-3  Certificates  will accrue on a notional  amount equal to the  Certificate  Principal  Balance  of the Class  I-A-4  Certificates
immediately prior to the related  Distribution  Date, (ii) interest on the Class
II-A-2  Certificates  will accrue on a notional  amount  equal to the  aggregate
Certificate Principal Balance of the Class II-A-1, Class II-A-5 and Class II-A-7
Certificates  immediately prior to the related Distribution Date, (iii) interest on the Class II-A-6  Certificates  will accrue on a notional amount equal to the
Certificate Principal Balance of the Class II-A-5 Certificates immediately prior to the related Distribution Date, (iv) interest on the Class II-A-8 Certificates will accrue on a notional amount equal to the Certificate  Principal  Balance of the Class  II-A-7  Certificates  immediately  prior to the related  Distribution
Date, (v) interest on the Class II-A-13  Certificates  will accrue on a notional amount  equal  to  the  Certificate  Principal  Balance  of  the  Class  II-A-12
Certificates  immediately prior to the related  Distribution Date, (vi) interest on the Class II-A-16  Certificates will accrue on a notional amount equal to the
Certificate  Principal  Balance of the Class  II-A-15  Certificates  immediately prior to the related  Distribution  Date,  (vii)  interest on the Class  II-A-17
Certificates  will  accrue on a notional  amount  equal to the  product of (x) a fraction,  the numerator of which is  0.377133187  and  denominator  of which is
0.50,  and (y) the  aggregate  Certificate  Principal  Balance of the sum of the
Class II-A-4 and Class  II-A-10  Certificates  immediately  prior to the related
Distribution  Date, and (viii) interest on the Class II-A-19  Certificates  will accrue on a notional  amount equal to the sum of (a) the  Certificate  Principal
Balance  of the Class  II-A-12  Certificates  immediately  prior to the  related
Distribution  Date,  multiplied  by  a  fraction,  the  numerator  of  which  is
1.714231208 and the denominator of which is 6.50, (b) the Certificate  Principal
Balance  of the Class  II-A-15  Certificates  immediately  prior to the  related
Distribution Date, multiplied by a fraction,  the numerator of which is 0.50 and the denominator of which is 6.50, and (c) the Certificate  Principal  Balance of
the Class II-A-18  Certificates  immediately  prior to the related  Distribution
Date,  multiplied by a fraction,  the numerator of which is 0.761414887  and the denominator of which is 6.50.

(4)
   --------------- -------------- --------------------------------- --------------------------- -----------
    Adjustable
      Rates:           Initial                 Formula                        Maximum            Minimum
    --------------- -------------- --------------------------------- --------------------------- -----------
   Class II-A-1        6.03%               LIBOR + 0.70%              9.50%, subject to the       0.70%
                                                                       Available Funds Cap
   --------------- -------------- --------------------------------- --------------------------- -----------
   Class II-A-2        0.22%               5.55% - LIBOR                      5.55%               0.00%
   --------------- -------------- --------------------------------- --------------------------- -----------
   Class II-A-5        5.58%               LIBOR + 0.25%               9.5%, subject to the       0.25%
                                                                       Available Funds Cap
   --------------- -------------- --------------------------------- --------------------------- -----------
   Class II-A-6        0.45%               6.00% - LIBOR                      0.45%               0.00%
   --------------- -------------- --------------------------------- --------------------------- -----------
   Class II-A-7        5.98%               LIBOR + 0.65%              12.00%, subject to the      0.65%
                                                                       Available Funds Cap
   --------------- -------------- --------------------------------- --------------------------- -----------
   Class II-A-8        0.30%               5.85% - LIBOR                      0.30%               0.00%
   --------------- -------------- --------------------------------- --------------------------- -----------
   Class II-A-9        5.71%               LIBOR + 0.38%              (x) 8.00% times (y) 30      0.38%
                                                                      divided by the actual
                                                                      number of days in the
                                                                     related Interest Accrual
                                                                              Period
   --------------- -------------- --------------------------------- --------------------------- -----------
   Class II-A-12       5.53%               LIBOR + 0.20%              (x) 7.50% times (y) 30      0.20%
                                                                      divided by the actual
                                                                      number of days in the
                                                                     related Interest Accrual
                                                                              Period
   --------------- -------------- --------------------------------- --------------------------- -----------
   Class II-A-13      2.523%       7.50% - (x) the sum of LIBOR +             7.30%               0.00%
                                   0.20%, times (y) the actual
                                   number of days in the related
                                   Interest Accrual Period divided
                                               by 30
   --------------- -------------- --------------------------------- --------------------------- -----------
   Class II-A-14   11.242434192%   (a) 8.00% - (x) the sum of              31.43637663%           0.00%
                                    LIBOR + 0.38%, times
                                   (y) the actual number of days
                                    in the related Interest Accrual
                                    Period divided by 30, times (b)
                                          3.9295470787
   --------------- -------------- --------------------------------- --------------------------- -----------
   Class II-A-15       5.83%               LIBOR + 0.50%                      7.00%               0.50%
   --------------- -------------- --------------------------------- --------------------------- -----------
   Class II-A-16       1.17%               6.50% - LIBOR                      6.50%                 0%
   --------------- -------------- --------------------------------- --------------------------- -----------

The Class  II-A-1,  Class II-A-5 and Class II-A-7  Certificates  will  represent ownership of regular  interests  in REMIC II,  together  with certain  rights to payments to be made from amounts  received  under the related Yield  Maintenance
Agreement  which will be deemed made for federal income tax purposes  outside of
REMIC II.

                              AGGREGATE
                               INITIAL
                PASS-        CERTIFICATE
               THROUGH        PRINCIPAL                                     MATURITY              FITCH/            MINIMUM
 DESIGNATION     RATE           BALANCE            FEATURES(1)                 DATE             MOODY'S/S&P      DENOMINATIONS(2)
    I-A-4       6.00%        $26,677,000.00      Senior/Lockout/         September 25, 2036      AAA/Aaa/AAA         $25,000.00
                                                 Fixed Rate

   II-A-1      Adjustable    $20,000,000.00      Senior/Floater/         September 25, 2036      AAA/Aaa/AAA         $25,000.00
               Rate(4)                           Adjustable Rate

   II-A-2      Adjustable          $0.00(3)      Senior/Interest         September 25, 2036      AAA/Aaa/AAA      $2,000,000.00
               Rate(4)                           Only/Inverse
                                                 Floater/Adjustable
                                                 Rate

   II-A-3       6.00%        $40,000,000.00      Senior/Fixed Rate       September 25, 2036      AAA/Aaa/AAA         $25,000.00

   II-A-4       6.00%        $62,800,000.00      Senior/Lockout/Fixed    September 25, 2036      AAA/Aaa/AAA         $25,000.00
                                                 Rate

   II-A-5      Adjustable    $31,550,000.00      Senior/Floater/         September 25, 2036      AAA/Aaa/AAA         $25,000.00
               Rate(4)                           Adjustable Rate

   II-A-6      Adjustable          $0.00(3)      Senior /Interest        September 25, 2036      AAA/Aaa/AAA      $2,000,000.00
               Rate(4)                           Only/Inverse
                                                 Floater/Adjustable
                                                 Rate

   II-A-7      Adjustable    $53,340,000.00      Senior/Super Senior/    September 25, 2036      AAA/Aaa/AAA         $25,000.00
               Rate(4)                           Floater/Adjustable
                                                 Rate

   II-A-8      Adjustable          $0.00(3)      Senior/ Interest        September 25, 2036      AAA/Aaa/AAA      $2,000,000.00
               Rate(4)                           Only/ Inverse
                                                 Floater/Adjustable
                                                 Rate

   II-A-9      Adjustable     $6,367,666.00      Senior/                 September 25, 2036      AAA/Aaa/AAA         $25,000.00
               Rate(4)                           Floater/Adjustable
                                                 Rate

   II-A-10      6.00%         $3,600,000.00      Senior/Senior           September 25, 2036      AAA/Aaa/AAA         $25,000.00
                                                 Support/Lockout/Fixed
                                                 Rate

   II-A-11      5.00%        $40,000,000.00      Senior/Fixed Rate       September 25, 2036      AAA/Aaa/AAA         $25,000.00

   II-A-12     Adjustable    $22,368,000.00      Senior/                 September 25, 2036      AAA/Aaa/AAA         $25,000.00
               Rate(4)                           Floater/Adjustable
                                                 Rate

   II-A-13     Adjustable           $0.00(3)     Senior/Interest         September 25, 2036      AAA/Aaa/AAA      $2,000,000.00
               Rate(4)                           Only/Inverse
                                                 Floater/Adjustable
                                                 Rate

   II-A-14     Adjustable     $1,620,458.00      Senior/ Inverse         September 25, 2036      AAA/Aaa/AAA         $25,000.00
               Rate(4)                           Floater/Adjustable
                                                 Rate

   II-A-15     Adjustable    $40,744,973.00      Senior/                 September 25, 2036      AAA/Aaa/AAA         $25,000.00
               Rate(4)                           Floater/Adjustable
                                                 Rate

   II-A-16     Adjustable           $0.00(3)     Senior/ Interest        September 25, 2036      AAA/Aaa/AAA      $2,000,000.00
               Rate(4)                           Only/Inverse
                                                 Floater/Adjustable
                                                 Rate

   II-A-17      0.50%               $0.00(3)     Senior/ Interest        September 25, 2036      AAA/Aaa/AAA      $2,000,000.00
                                                 Only/Fixed Rate

   II-A-18      5.75%        $49,972,903.00      Senior/ Fixed Rate      September 25, 2036      AAA/Aaa/AAA         $25,000.00

   II-A-19      6.50%               $0.00(3)     Senior/ Interest        September 25, 2036      AAA/Aaa/AAA      $2,000,000.00
                                                 Only/Fixed Rate

     A-P        0.00%         $2,005,760.54      Senior/Principal Only   September 25, 2036      AAA/Aaa/AAA         $25,000.00

     A-V       Variable             $0.00(6)     Senior/Interest         September 25, 2036      AAA/Aaa/AAA      $2,000,000.00
               Rate(5)                           Only/ Variable
                                                 Rate

     R-I        6.50%               $100.00      Senior/Residual/Fixed   September 25, 2036      AAA/Aaa/AAA              (7)
                                                 Rate

    R-II        6.50%               $100.00      Senior/Residual/Fixed   September 25, 2036      AAA/Aaa/AAA              (7)
                                                 Rate

     M-1        6.50%        $22,194,000.00      Mezzanine/Fixed Rate    September 25, 2036        AA/NA/NA          $25,000.00

     M-2        6.50%         $5,683,500.00      Mezzanine/Fixed Rate    September 25, 2036         A/NA/NA         $250,000.00

     M-3        6.50%         $4,330,300.00      Mezzanine/Fixed Rate    September 25, 2036       BBB/NA/NA         $250,000.00

     B-1        6.50%         $2,706,500.00      Subordinate/Fixed       September 25, 2036        BB/NA/NA         $250,000.00
                                                 Rate

     B-2        6.50%         $2,165,200.00      Subordinate/Fixed       September 25, 2036         B/NA/NA         $250,000.00
                                                 Rate

(5) The initial  Pass-Through Rate on the Class A-V Certificates is 0.4937%.

(6) The Class A-V Certificates do not have a principal balance.  For the purpose of  calculating  interest  payments,  interest will accrue on a notional  amount equal to the aggregate stated principal balance of the mortgage loans,  which is initially equal to $541,291,676.88.

(7)  Each  class  of the  Class R  Certificates  shall be  issuable  in  minimum denominations  of not less than a 20% Percentage  Interest;  provided,  however, that one Class R  Certificate  of each Class  will be  issuable  to  Residential
Funding  as "tax  matters  person"  pursuant  to Section  10.01(c)  and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

                              AGGREGATE
                               INITIAL
                PASS-        CERTIFICATE
               THROUGH        PRINCIPAL                                     MATURITY              FITCH/            MINIMUM
 DESIGNATION     RATE           BALANCE            FEATURES(1)                 DATE             MOODY'S/S&P      DENOMINATIONS(2)

     B-3        6.50%         $2,165,216.34      Subordinate/Fixed       September 25, 2036        NA/NA/NA         $250,000.00
                                                 Rate

        The Group I Loans have an aggregate  principal balance as of the Cut-off
Date of $137,862,642.34.  The Group II Loans have an aggregate principal balance as of the Cut-off Date of  $403,429,034.54  The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $541,291,676.88.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        Section  1.01    Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the  context  otherwise  requires,  shall have the  meanings  specified  in this
Article.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any  Class  or  Subclass  of  Certificates  (other  than any  Principal  Only
Certificates),  interest  accrued during the related  Interest Accrual Period at the related  Pass-Through Rate on the Certificate  Principal Balance or Notional
Amount thereof  immediately prior to such Distribution Date. Accrued Certificate
Interest, other than the Class A-9 Certificates and Class A-12 Certificates will be  calculated  on the  basis of a 360-day  year,  consisting  of twelve  30-day months.  Accrued Certificate Interest on the Class II-A-9 Certificates and Class
II-A-12  Certificates is calculated on the basis of the actual number of days in the related  Interest  Accrual  Period and a 360-day  year. In each case Accrued
Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i)    Prepayment  Interest  Shortfalls  on all  Mortgage  Loans  in the
               related  Loan  Group (to the  extent  not  offset  by the  Master
               Servicer with a payment of  Compensating  Interest as provided in
               Section 4.01),

        (ii)   the interest  portion  (adjusted to the Net Mortgage Rate (or the
               Modified  Net  Mortgage  Rate in the case of a Modified  Mortgage
               Loan)) of Realized  Losses on all  Mortgage  Loans in the related
               Loan Group not allocated  solely to one or more specific  Classes of Certificates pursuant to Section 4.05,

        (iii)  the interest  portion of any Advances that were made with respect to  delinquencies  that were  ultimately  determined to be Excess
               Special Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy
               Losses or Extraordinary Losses, and

        (iv)   any other interest  shortfalls  not covered by the  subordination provided by the Class M  Certificates  and Class B  Certificates,
               including  interest  that is not  collectible  from the Mortgagor pursuant to the Servicemembers  Civil Relief Act, as amended,  or similar  legislation  or  regulations  as in effect  from time to time, all allocated as described below.

The Class I-A Percentage of these  reductions  with respect to the Group I Loans will be  allocated  among  the  Holders  of the Group I Senior  Certificates  in proportion to the amounts of Accrued  Certificate  Interest that would have been payable to those  Certificates  from the Group I Loans on that Distribution Date absent such  reductions.  The Class II-A  Percentage  of these  reductions  with respect to the Group II Loans will be  allocated  among the Holders of the Group
II Senior  Certificates  in  proportion  to the  amounts of Accrued  Certificate
Interest  that would have been payable to those  Certificates  from the Group II
Loans on that Distribution  Date absent such reductions.  The remainder of these reductions will be allocated  among the Holders of the Class M Certificates  and the Class B  Certificates  in  proportion to the  respective  amounts of Accrued

Certificate  Interest  that would have been  payable on that  Distribution  Date absent these  reductions.  In the case of each class of Class M Certificates and
Class B Certificates, Accrued Certificate Interest on that class will be further reduced by the interest portion  (adjusted to the Net Mortgage Rate) of Realized
Losses that are allocated  solely to such Class of Class M Certificates  or such
Class of Class B in Certificates pursuant to Section 4.05.

        Adjustable  Rate  Certificates:  Any of the Class II-A-1,  Class II-A-2,
Class II-A-5,  Class II-A-6,  Class II-A-7,  Class II-A-8,  Class II-A-9,  Class
II-A-12,   Class  II-A-13,   Class  II-A-14,  Class  II-A-15  or  Class  II-A-16
Certificates.

        Aggregate Available  Distribution Amount: With respect to a Distribution
Date,  the sum of the  Available  Distribution  Amounts for both Loan Groups for such Distribution Date.

        Aggregate  Senior  Interest  Distribution  Amount:  With  respect  to  a
Distribution Date, the sum of the Senior Interest  Distribution Amounts for both
Loan Groups for such Distribution Date.

        Aggregate  Senior  Principal  Distribution  Amount:  With  respect  to a
Distribution Date, the sum of the Senior Principal Distribution Amounts for both
Loan Groups for such Distribution Date.

        Assignment Agreement and Amendment of Security Instrument:  With respect to a Sharia  Mortgage Loan, the agreement  between the consumer and the co-owner pursuant  to which all of the  co-owner's  interest as a  beneficiary  under the related Sharia Mortgage Loan Security  Instrument and the co-owner's interest in the related Mortgaged Property is conveyed to a subsequent owner, which may take the form of an "Assignment  Agreement" and an "Amendment of Security Instrument"
or  an  "Assignment  Agreement  and  Amendment  of  Security   Instrument",   as
applicable.

        Available Distribution Amount: As to any Distribution Date and each Loan
Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage
Loans on deposit in the  Custodial  Account as of the close of  business  on the immediately preceding  Determination Date, including any Subsequent  Recoveries,
and  amounts   deposited  in  the  Custodial  Account  in  connection  with  the substitution  of Qualified  Substitute  Mortgage  Loans,  (ii) the amount of any
Advance made on the  immediately  preceding  Certificate  Account  Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate
Account Deposit Date pursuant to the second paragraph of Section  3.12(a),  (iv)
any amount  deposited in the Certificate  Account  pursuant to Section 4.07, (v)
any amount  that the Master  Servicer  is not  permitted  to  withdraw  from the
Custodial Account or the Certificate  Account pursuant to Section 3.16(e),  (vi)
any amount  received  by the  Trustee  pursuant to the Surety Bond in respect of such Distribution Date, (vii) the proceeds of any Pledged Assets received by the
Master Servicer and (viii) any additional amounts to be included with respect to such Loan Group, as applicable,  pursuant to Section 4.02(i), reduced by (b) the sum as of the close of business on the immediately preceding  Determination Date
of  (w)  aggregate   Foreclosure   Profits,  (x)  the  Amount  Held  for  Future
Distribution,  and (y) amounts  permitted to be withdrawn by the Master Servicer from the Custodial  Account in respect of the Mortgage Loans in the related Loan
Group pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

    Available Funds Cap: With respect to any Distribution  Date on or before the
Distribution Date in January 2009 and the Class II-A-1  Certificates,  6.25% per
annum  plus the Yield  Maintenance  Payment  with  respect  to the Class  II-A-1
Certificates, if any, for such Distribution Date, expressed as a per annum rate.
With respect to any Distribution  Date after January 2009, 6.25% per annum. With respect to any  Distribution  Date on or before the  Distribution  Date in April
2018  and the  Class  II-A-5  Certificates,  6.25%  per  annum  plus  the  Yield
Maintenance Payment with respect to the Class II-A-5  Certificates,  if any, for such  Distribution  Date,  expressed  as a per annum rate.  With  respect to any
Distribution  Date  after  April  2018,  6.25% per  annum.  With  respect to any
Distribution  Date on or before the  Distribution  Date in January  2009 and the
Class II-A-7  Certificates,  6.50% per annum plus the Yield Maintenance  Payment with respect to the Class  II-A-7  Certificates,  if any, for such  Distribution
Date, expressed as a per annum rate. With respect to any Distribution Date after
January 2009, 6.50% per annum.

        Bankruptcy  Amount:  As of any date of determination  prior to the first anniversary  of the Cut-off Date, an amount equal to the excess,  if any, of (A)
$395,022 over (B) the aggregate amount of Bankruptcy  Losses allocated solely to one or more specific  Classes of Certificates in accordance with Section 4.05 of this Series  Supplement.  As of any date of  determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy  Amount calculated as of the close of business on the Business  Day  immediately  preceding  the most recent anniversary of the Cut-off Date coinciding with or preceding such date  of  determination  (or,  if  such  date  of  determination  is  an anniversary of the Cut-off Date, the Business Day immediately  preceding such  date of  determination)  (for  purposes  of this  definition,  the
        "Relevant Anniversary") and (b) the greatest of:

                      (A)  (i)  if  the  aggregate   principal  balance  of  the
               Non-Primary  Residence  Loans as of the Relevant  Anniversary  is
               less than 10% of the Stated  Principal  Balance  of the  Mortgage
               Loans  as of the  Relevant  Anniversary,  $0.00,  or  (ii) if the
               aggregate principal balance of the Non-Primary Residence Loans as of the  Relevant  Anniversary  is equal to or greater than 10% of the  Stated  Principal  Balance of the  Mortgage  Loans as of the
               Relevant  Anniversary,  the  sum of (I) the  aggregate  principal balance of the  Non-Primary  Residence Loans with a Loan-to-Value
               Ratio of  greater  than  80.00%  but less than or equal to 90.00%
               (other than Additional  Collateral Loans),  times 0.25%, (II) the aggregate  principal  balance of the Non-Primary  Residence Loans with a  Loan-to-Value  Ratio of greater than 90.00% but less than or equal to 95.00%  (other  than  Additional  Collateral  Loans), times 0.50%,  and (III) the  aggregate  principal  balance of the
               Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 95.00% (other than Additional Collateral Loans) times 0.75%, in each case as of the Relevant Anniversary;

                      (B) the greater of (i) the product of (x) an amount  equal to the largest  difference in the related Monthly Payment for any
               Non-Primary  Residence Loan remaining in the Mortgage Pool (other
               than   Additional   Collateral   Loans)  which  had  an  original
               Loan-to-Value  Ratio of 80% or greater  that would  result if the
               Net  Mortgage  Rate  thereof  was equal to the  weighted  average

               (based on the principal  balance of the Mortgage  Loans as of the
               Relevant  Anniversary)  of the Net Mortgage Rates of all Mortgage
               Loans as of the Relevant  Anniversary less 1.25% per annum, (y) a number equal to the weighted average  remaining term to maturity, in months,  of all  Non-Primary  Residence Loans remaining in the
               Mortgage  Pool as of the Relevant  Anniversary,  and (z) one plus the  quotient of the number of all  Non-Primary  Residence  Loans remaining  in the  Mortgage  Pool  divided by the total number of
               Outstanding  Mortgage  Loans  in  the  Mortgage  Pool  as of  the
               Relevant Anniversary, and (ii) $50,000; and

                      (C)  the  greater  of  (i)  0.0006  times  the   aggregate
               principal  balance of all the Mortgage Loans in the Mortgage Pool as of the  Relevant  Anniversary  having  a  Loan-to-Value  Ratio
               (other than  Additional  Collateral  Loans) at origination  which exceeds 75% and (ii) $100,000,

               over (2) the  aggregate  amount of  Bankruptcy  Losses  allocated solely to one or more  specific  Classes of  Certificates  in accordance with Section 4.05 since the Relevant Anniversary.

        The  Bankruptcy  Amount  may be further  reduced by the Master  Servicer
(including  accelerating the manner in which such coverage is reduced)  provided that prior to any such  reduction,  the Master Servicer shall (i) obtain written confirmation  from each Rating Agency that such  reduction  shall not reduce the rating  assigned to any Class of  Certificates  by such Rating  Agency below the lower of the then-current  rating or the rating assigned to such Certificates as of the  Closing  Date by such  Rating  Agency  and (ii)  provide  a copy of such written confirmation to the Trustee.

        Capitalization  Reimbursement  Amount:  As to any Distribution  Date and
Loan Group the amount of Advances or Servicing  Advances  that were added to the
Stated  Principal  Balance of the  Mortgage  Loans in such Loan Group during the prior calendar month and reimbursed to the Master  Servicer or Subservicer on or prior to such  Distribution  Date  pursuant  to Section  3.10(a)(vii),  plus the related  Capitalization  Reimbursement  Shortfall Amount remaining  unreimbursed from any prior  Distribution  Date and  reimbursed  to the  Master  Servicer  or
Subservicer on or prior to such Distribution Date.

        Capitalization  Reimbursement  Shortfall  Amount: As to any Distribution
Date and Loan  Group,  the  amount,  if any,  by which the amount of Advances or
Servicing  Advances  that were  added to the  Stated  Principal  Balance  of the
Mortgage  Loans in such Loan Group during the preceding  calendar  month exceeds the amount of principal payments on the Mortgage Loans included in the Available
Distribution Amount for that Loan Group and Distribution Date.

        Certificate:  Any Class I-A-1,  Class I-A-2,  Class I-A-3,  Class I-A-4,
Class II-A-1,  Class II-A-2,  Class II-A-3,  Class II-A-4,  Class II-A-5,  Class
II-A-6, Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10,  Class II-A-11,
Class II-A-12, Class II-A-13, Class II-A-14, Class II-A-15, Class II-A-16, Class
II-A-17,  Class II-A-18,  Class II-A-19,  Class A-V, Class A-P, Class R-I, Class
R-II,  Class M-1,  Class  M-2,  Class  M-3,  Class B-1,  Class B-2 and Class B-3
Certificates.

        Certificate  Account:  The  separate  account or  accounts  created  and maintained  pursuant  to Section  4.01 of the  Standard  Terms,  which  shall be entitled  "Deutsche Bank Trust Company  Americas,  as trustee,  in trust for the registered holders of Residential  Accredit Loans, Inc.,  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series  2006-QS12"  and which  must be an  Eligible
Account.

        Certificate  Group:  With  respect  to Loan  Group I, the Group I Senior
Certificates,   and  with  respect  to  Loan  Group  II,  the  Group  II  Senior
Certificates.

        Certificate Policy:  None.

        Class I-A Certificates:  The Class I-A-1,  Class I-A-2,  Class I-A-3 and
Class I-A-4 Certificates.

        Class  I-A  Percentage:  With  respect  to any  Distribution  Date,  the percentage equal to the aggregate  Certificate  Principal Balance of the Group I
Senior  Certificates  immediately prior to that Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans in Loan Group I,
other than the Discount Fraction of the Discount Mortgage Loans in Loan Group I,
immediately  prior to that  Distribution  Date.  The Class I-A  Percentage  will initially equal approximately 92.74% and will in no event exceed 100%.

        Class II-A Certificates:  The Class II-A-1,  Class II-A-2, Class II-A-3,
Class II-A-4,  Class II-A-5,  Class II-A-6,  Class II-A-7,  Class II-A-8,  Class
II-A-9,  Class II-A-10,  Class  II-A-11,  Class  II-A-12,  Class II-A-13,  Class
II-A-14,  Class II-A-15,  Class II-A-16,  Class II-A-17, Class II-A-18 and Class
II-A-19 Certificates.

        Class II-A  Percentage:  With  respect  to any  Distribution  Date,  the percentage equal to the aggregate  Certificate Principal Balance of the Group II
Senior  Certificates  immediately prior to that Distribution Date divided by the aggregate  Stated  Principal  Balance of all of the Mortgage Loans in Loan Group
II, other than the  Discount  Fraction of the  Discount  Mortgage  Loans in Loan
Group II, immediately prior to that Distribution Date. The Class II-A Percentage will initially equal approximately 92.72% and will in no event exceed 100%.

        Class II-A-1 Yield Maintenance Agreement: The agreement, dated as of the
Closing Date, between the Trustee and the Yield Maintenance  Agreement Provider,
relating  to the Class  II-A-1  Certificates,  or any  replacement,  substitute, collateral or other arrangement in lieu thereto.

        Class II-A-5 Yield Maintenance Agreement: The agreement, dated as of the
Closing Date, between the Trustee and the Yield Maintenance  Agreement Provider,
relating  to the Class  II-A-5  Certificates,  or any  replacement,  substitute, collateral or other arrangement in lieu thereto.

        Class II-A-7 Yield Maintenance Agreement: The agreement, dated as of the
Closing Date, between the Trustee and the Yield Maintenance  Agreement Provider,
relating  to the Class  II-A-7  Certificates,  or any  replacement,  substitute, collateral or other arrangement in lieu thereto.

        Class  B   Certificates:   The  Class  B-1,  Class  B-2  and  Class  B-3
Certificates.

        Class  M   Certificates:   The  Class  M-1,  Class  M-2  and  Class  M-3
Certificates.

                                       10

        Class R  Certificate:  Any one of the Class R-I  Certificates  and Class
R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar  substantially in the form  annexed to the  Standard  Terms as Exhibit D and  evidencing  an  interest designated  as a  "residual  interest"  in  REMIC I for  purposes  of the  REMIC
Provisions.

        Class R-II Certificate:  Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard  Terms as Exhibit D and  evidencing an interest designated  as a  "residual  interest"  in REMIC II for  purposes  of the  REMIC
Provisions.

        Closing Date:  September 28, 2006.

        Compensating  Interest:  With respect to any Distribution  Date and each
Loan Group an amount equal to  Prepayment  Interest  Shortfalls  resulting  from
Principal   Prepayments  in  Full  during  the  related  Prepayment  Period  and
Curtailments  during the prior  calendar  month and  included  in the  Available
Distribution  Amount for the such Loan Group on such Distribution  Date, but not more than the  lesser of (a)  one-twelfth  of  0.125%  of the  aggregate  Stated
Principal  Balance of the Mortgage  Loans in the related Loan Group  immediately preceding  such  Distribution  Date and (b) the sum of the Servicing Fee and all
income and gain on amounts  held in the  Custodial  Account and the  Certificate
Account and payable to the Certificateholders with respect to the Mortgage Loans in the related Loan Group and such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced  pursuant to Section  7.02(a)  except as may be required  pursuant to the last sentence of such Section.

        Corporate Trust Office:  The principal office of the Trustee at which at any particular  time its corporate trust business with respect to this Agreement shall  be  administered,  which  office  at the  date of the  execution  of this instrument  is  located at 1761 East St.  Andrew  Place,  Santa Ana,  California
92705-4934, Attention: Residential Funding Corporation Series 2006-QS12.

        Custodial  File: Any mortgage loan document in the Mortgage File that is required to be delivered to the Trustee or Custodian pursuant to Section 2.01(b)
of this Agreement.

        Cut-off Date:  September 1, 2006.

        Determination  Date: With respect to any  Distribution  Date, the second
Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  6.50% per annum.

        Due Period:  With respect to each Distribution  Date, the calendar month in which such Distribution Date occurs.

        Eligible Funds:  With respect to any  Distribution  Date and Loan Group, such Loan Group's  portion of an amount that is allocated  among the Loan Groups pro rata, based on the aggregate unpaid Class A-P Collection Shortfalls for each
Loan Group,  which amount is equal to the excess of (a) the Aggregate  Available

                                       11

Distribution  Amount  over  (b)  the sum of (i) the  Aggregate  Senior  Interest
Distribution  Amount,  (ii) the Aggregate Senior Principal  Distribution  Amount
(determined without regard to Section 4.02(a)(ii)(Z)(D) hereof), (iii) the Class
A-P Principal Distribution Amount for Loan Group I and Loan Group II (determined without  regard  to  clause  (E)  of  the  definition  of  Class  A-P  Principal
Distribution  Amount)  and (iv) the  aggregate  amount  of  Accrued  Certificate
Interest  on the  Class  M-1,  Class  M-2,  Class  M-3,  Class B-1 and Class B-2
Certificates.

        Excess  Subordinate  Principal Amount:  With respect to any Distribution
Date on which the  Certificate  Principal  Balance  of the Class of  Subordinate
Certificates  then outstanding with the Lowest Priority is to be reduced to zero and on which Realized  Losses are to be allocated to such Class or Classes,  the excess,  if any,  of (i) the amount that would  otherwise  be  distributable  in respect  of  principal  on  such  class  or  classes  of  Certificates  on  such
Distribution  Date over (ii) the excess,  if any, of the  aggregate  Certificate
Principal Balance of such Class or Classes of Certificates  immediately prior to such  Distribution  Date  over the  aggregate  amount of  Realized  Losses to be allocated to such Classes of Certificates on such  Distribution  Date as reduced by any amount  calculated  pursuant to clause (E) of the definition of Class A-P
Principal  Distribution Amount. The Excess Subordinate  Principal Amount will be allocated  between  the Loan Groups on a pro rata basis in  accordance  with the amount of Realized  Losses on the Mortgage Loans in each Loan Group allocated to the Certificates on that Distribution Date.

        Floater  Certificates:  Any one of the Class II-A-1, Class II-A-5, Class
II-A-7, Class II-A-9, Class II-A-12 and Class II-A-15 Certificates.

        Fraud Loss  Amount:  As of any date of  determination  after the Cut-off
Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate  outstanding  principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud
Losses  allocated  solely to one or more  specific  Classes of  Certificates  in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of  determination,  (Y) from the first to, but not  including,  the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a)
the Fraud Loss Amount as of the most recent  anniversary of the Cut-off Date and
(b) 2.00% of the aggregate  outstanding principal balance of all of the Mortgage
Loans as of the most  recent  anniversary  of the  Cut-off  Date  minus  (2) the aggregate  amount  of Fraud  Losses  allocated  solely  to one or more  specific
Classes of  Certificates  in accordance  with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of  determination,  and (Z) from the second to, but not including,  the fifth anniversary of the Cut-off Date, an amount  equal to (1) the  lesser  of (a) the  Fraud  Loss  Amount as of the most recent  anniversary  of  the  Cut-off  Date  and  (b)  1.00%  of  the  aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary  of the Cut-off Date minus (2) the aggregate  amount of Fraud Losses allocated  solely to one or more specific  Classes of Certificates in accordance with  Section 4.05 since the most recent  anniversary  of the Cut-off Date up to such date of  determination.  On and after the fifth  anniversary of the Cut-off
Date, the Fraud Loss Amount shall be zero.

        The Fraud  Loss  Amount may be  further  reduced by the Master  Servicer
(including  accelerating the manner in which such coverage is reduced)  provided that prior to any such  reduction,  the Master Servicer shall (i) obtain written

                                       12

confirmation  from each Rating Agency that such  reduction  shall not reduce the rating  assigned to any Class of  Certificates  by such Rating  Agency below the lower of the then-current  rating or the rating assigned to such Certificates as of the  Closing  Date by such  Rating  Agency  and (ii)  provide  a copy of such written confirmation to the Trustee.

        Group I Loans:  The  Mortgage  Loans  designated  on the  Mortgage  Loan
Schedule as Group I Loans.

        Group II Loans:  The Mortgage  Loans  designated  on the  Mortgage  Loan
Schedule as Group II Loans.

        Group I Senior Certificates:  The Class I-A-1, Class I-A-2, Class I-A-3,
Class  I-A-4  and  Class  R-I  Certificates,  which  relate  to and are  payable primarily from the Group I Loans.

        Group II Senior  Certificates:  The Class II-A-1,  II-A-2, Class II-A-3,
Class II-A-4,  Class II-A-5,  Class II-A-6,  Class II-A-7,  Class II-A-8,  Class
II-A-9,  Class II-A-10,  Class  II-A-11,  Class  II-A-12,  Class II-A-13,  Class
II-A-14,  Class II-A-15,  Class II-A-16,  Class  II-A-17,  Class II-A-18,  Class
II-A-19 and Class R-II  Certificates,  which relate to and are payable primarily from the Group II Loans.

        Initial  Monthly  Payment Fund:  With respect to the Group I Loans,  $0, representing  scheduled principal  amortization and interest at the Net Mortgage
Rate  payable  during the October  2006 Due Period,  for those Group I Loans for which the Trustee will not be entitled to receive such payment.  With respect to the  Group II Loans,  $0,  representing  scheduled  principal  amortization  and interest at the Net Mortgage  Rate  payable  during the October 2006 Due Period, for those Group II Loans for which the  Trustee  will not be entitled to receive such payment.

        Initial Notional Amount:  With respect to the Class I-A-3  Certificates,
$26,677,000, with respect to the Class II-A-2 Certificates,  $104,890,000,  with respect to the Class II-A-6 Certificates, $31,550,000, with respect to the Class
II-A-8   Certificates,   $53,340,000,   with   respect  to  the  Class   II-A-13
Certificates,  $22,368,000,  with  respect  to the Class  II-A-16  Certificates,
$40,744,973,  with respect to the Class II-A-17 Certificates,  $50,083,287, with respect to the Class II-A-19 Certificates,  $14,887,157, and with respect to the
Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c) of the Standard Terms, the aggregate Cut-off Date Principal Balance of the Mortgage
Loans   corresponding  to  the  Uncertificated   REMIC  I  Regular  Interests  Z
represented by such Class or Subclass on such date.

        Initial  Subordinate  Class  Percentage:  With  respect to each Class of
Subordinate  Certificates,  an amount  which is equal to the  initial  aggregate
Certificate Principal Balance of such Class of Subordinate  Certificates divided by the aggregate  Stated  Principal  Balance of all the Mortgage Loans as of the
Cut-off Date, as follows:

                      Class M-1:  4.10%            Class B-1:  0.50%
                      Class M-2:  1.05%            Class B-2:  0.40%
                      Class M-3:  0.80%            Class B-3:  0.40%

                                       13

        Interest Accrual Period:  With respect to the Class I-A-1,  Class I-A-2,
Class I-A-3,  Class I-A-4,  Class  II-A-1,  Class II-A-3,  Class  II-A-4,  Class
II-A-10,  Class II-A-11,  Class II-A-17, Class II-A-18, Class II-A-19, and Class
A-V  Certificates,  and any Distribution  Date, the calendar month preceding the month in which such Distribution Date occurs.  With respect to the Class II-A-1,
Class II-A-2,  Class II-A-5,  Class II-A-6,  Class II-A-7,  Class II-A-8,  Class
II-A-13,  Class II-A-14,  Class II-A-15 and Class II-A-16 Certificates,  and any
Distribution  Date, the period  beginning on the 25th day of the month preceding the month in which the  Distribution  Date  occurs and ending on the 24th day of the month in which such  Distribution  Date  occurs.  With  respect to the Class
II-A-9  Certificates and Class II-A-12  Certificates and any Distribution  Date,
other than with respect to the Distribution  Date occurring in October 2006, the period beginning on the immediately  preceding  Distribution  Date and ending on the day immediately preceding the current Distribution Date. With respect to the initial  Distribution  Date,  the Interest  Accrual  Period for the Class II-A-9
Certificates  and Class  II-A-12  Certificates  is the period  beginning  on the
Closing  Date  and  ending  on  the  day   immediately   preceding  the  initial
Distribution Date.

        Interest Only  Certificates:  Any one of the Class I-A-3,  Class II-A-2,
Class II-A-6, Class II-A-8, Class II-A-13,  Class II-A-16,  Class II-A-17, Class
II-A-19 and Class A-V Certificates.  The Interest Only Certificates will have no
Certificate Principal Balance.

        Inverse  Floater  Certificates:  Any of the Class II-A-2,  Class II-A-6,
Class II-A-8, Class II-A-13, Class II-A-14 and Class II-A-16 Certificates.

        LIBOR: With respect to any Distribution Date, the arithmetic mean of the
London  interbank  offered rate quotations for one-month U.S.  Dollar  deposits, expressed on a per annum basis, determined in accordance with Section 1.03.

        LIBOR  Business  Day:  Any day other than (i) a Saturday  or a Sunday or
(ii) a day on which  banking  institutions  in the city of London,  England  are required or authorized by law to be closed.

        Loan Group:  Either of Loan Group I or Loan Group II.

        Loan  Group I: The  group of  Mortgage  Loans  comprised  of the Group I
Loans.

        Loan Group II: The group of  Mortgage  Loans  comprised  of the Group II
Loans.

        Lockout  Certificates:  The  Class  I-A-4  Certificates,   Class  II-A-4
Certificates and Class II-A-10 Certificates.

        Lockout  Percentage:  For any  Distribution  Date occurring prior to the
Distribution  Date in October  2011,  0%. For any  Distribution  Date  occurring thereafter,  as follows:  30% for any Distribution Date on or after October 2011 and prior to October  2012;  40% for any  Distribution  Date on or after October
2012 and  prior  to  October  2013;  60% for any  Distribution  Date on or after
October  2013 and prior to October  2014;  80% for any  Distribution  Date on or
after October 2014 and prior to October 2015; and 100% for any Distribution Date thereafter.

                                       14

        Maturity Date:  September 25, 2036, the  Distribution  Date  immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage:  With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument  creating  a first  lien on an  estate  in fee  simple  or  leasehold interest  in real  property  securing  a  Mortgage  Note.  With  respect to each
Obligation to Pay related to a Sharia  Mortgage Loan,  the Sharia  Mortgage Loan
Security Instrument.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One-I (with respect to Loan Group I) and Exhibit  One-II (with respect to Loan Group II) (in each case, as amended from time to time to reflect the addition of Qualified  Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan in the related Loan
Group: (i) the Mortgage Loan identifying number ("RFC LOAN #");

        (ii)    the maturity of the Mortgage Note ("MATURITY DATE");

        (iii)   the Mortgage Rate ("ORIG RATE");

        (iv)    the Subservicer pass-through rate ("CURR NET");

        (v)     the Net Mortgage Rate ("NET MTG RT");

        (vi)    the Pool Strip Rate ("STRIP");

        (vii)   the initial  scheduled  monthly payment of principal,  if any, and interest ("ORIGINAL P & I");

        (viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

        (ix)    the Loan-to-Value Ratio at origination ("LTV");

        (x)     the rate at which the Subservicing  Fee accrues  ("SUBSERV FEE")
                and at which the Servicing Fee accrues ("MSTR SERV FEE");

        (xi)    a code "T," "BT" or "CT" under the column "LN FEATURE,"
                indicating that the Mortgage Loan is secured by a second or vacation residence; and

        (xii)   a code "N" under  the  column "OCCP  CODE,"  indicating that the
                Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Mortgage  Loans:  Such  of the  mortgage  loans,  including  any  Sharia
Mortgage Loans, transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust  Fund, the Mortgage Loans  originally so held being  identified in the initial Mortgage
Loan Schedule,  and Qualified  Substitute  Mortgage Loans held or deemed held as part of the Trust Fund including,  without limitation,  (i) with respect to each

                                       15

Cooperative Loan, the related Mortgage Note, Security  Agreement,  Assignment of
Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage
File and all rights  appertaining  thereto,  (ii) with  respect  to each  Sharia
Mortgage  Loan,  the related  Obligation to Pay,  Sharia  Mortgage Loan Security
Instrument,  Sharia Mortgage Loan Co-Ownership  Agreement,  Assignment Agreement
and  Amendment  of  Security   Instrument  and  Mortgage  File  and  all  rights
appertaining  thereto and (iii) with respect to each  Mortgage Loan other than a
Cooperative Loan or a Sharia Mortgage Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage  Note:  The  originally  executed  note or  other  evidence  of indebtedness  evidencing the  indebtedness of a Mortgagor under a Mortgage Loan, together with any  modification  thereto.  With respect to each Sharia  Mortgage
Loan, the related Obligation to Pay.

        Mortgage  Rate: As to any Mortgage  Loan, the interest rate borne by the related  Mortgage  Note,  or any  modification  thereto  other than a  Servicing
Modification. As to any Sharia Mortgage Loan, the profit factor described in the related  Obligation to Pay, or any  modification  thereto other than a Servicing
Modification.

        Mortgagor:  The obligor on a Mortgage  Note, or with respect to a Sharia
Mortgage Loan, the consumer on an Obligation to Pay.

        Notional Amount:  As of any  Distribution  Date, (i) with respect to the
Class I-A-3 Certificates,  an amount equal to the Certificate  Principal Balance of the  Class  I-A-4  Certificates  immediately  prior to such  date,  provided, however,  for federal income tax purposes,  as of any  Distribution  Date,  with respect  to the Class  I-A-3  Certificates,  the  equivalent  of the  foregoing, expressed as the  Uncertificated  Principal  Balance of  Uncertificated  REMIC I
Regular  Interest M  immediately  prior to that date;  (ii) with  respect to the
Class  II-A-2  Certificates,  an  amount  equal  to  the  aggregate  Certificate
Principal   Balance  of  the  Class  II-A-1,   Class  II-A-5  and  Class  II-A-7
Certificates  immediately  prior to such date,  provided,  however,  for federal income tax  purposes,  as of any  Distribution  Date,  with respect to the Class
II-A-2 Certificates, the equivalent of the foregoing, expressed as the aggregate
Uncertificated  Principal Balance of Uncertificated REMIC I Regular Interests N,
Q and R immediately  prior to that date;  (iii) with respect to the Class II-A-6
Certificates,  an amount equal to the Certificate Principal Balance of the Class
II-A-5  Certificates  immediately  prior to such date,  provided,  however,  for federal income tax purposes,  as of any  Distribution  Date, with respect to the
Class II-A-6  Certificates,  the equivalent of the  foregoing,  expressed as the
Uncertificated  Principal Balance of  Uncertificated  REMIC I Regular Interest Q
immediately  prior  to  that  date;  (iv)  with  respect  to  the  Class  II-A-8
Certificates,  an amount equal to the Certificate Principal Balance of the Class
II-A-7  Certificates  immediately  prior to such date,  provided,  however,  for federal income tax purposes,  as of any  Distribution  Date, with respect to the
Class II-A-8  Certificates,  the equivalent of the  foregoing,  expressed as the
Uncertificated  Principal Balance of  Uncertificated  REMIC I Regular Interest R
immediately  prior  to  that  date;  (v)  with  respect  to  the  Class  II-A-13
Certificates,  an amount equal to the Certificate Principal Balance of the Class
II-A-12  Certificates  immediately prior to such date,  provided,  however,  for federal income tax purposes,  as of any  Distribution  Date, with respect to the
Class II-A-13  Certificates,  the equivalent of the foregoing,  expressed as the
Uncertificated  Principal Balance of  Uncertificated  REMIC I Regular Interest U
immediately  prior  to  that  date;  (vi)  with  respect  to the  Class  II-A-16

                                       16

Certificates,  an amount equal to the Certificate Principal Balance of the Class
II-A-15  Certificates  immediately prior to such date,  provided,  however,  for federal income tax purposes,  as of any  Distribution  Date, with respect to the
Class II-A-16  Certificates,  the equivalent of the foregoing,  expressed as the
Uncertificated  Principal Balance of  Uncertificated  REMIC I Regular Interest W
immediately  prior  to that  date;  (vii)  with  respect  to the  Class  II-A-17
Certificates, an amount equal to the product of (x) a fraction, the numerator of which is 0.377133187 and the denominator of which is 0.50, and (y) the aggregate
Certificate Principal Balance of the Class II-A-4 and Class II-A-10 Certificates
immediately  prior to such  date,  provided,  however,  for  federal  income tax purposes,  as of any  Distribution  Date,  with  respect  to the  Class  II-A-17
Certificates,  the equivalent of the foregoing,  expressed as the Uncertificated
Principal Balance of Uncertificated REMIC I Regular Interest P immediately prior to that date; (viii) with respect to the Class II-A-19  Certificates,  an amount equal to the sum (a) the  Certificate  Principal  Balance  of the Class  II-A-12
Certificates  immediately  prior to such date,  multiplied  by a  fraction,  the numerator of which is 1.714231208  and the denominator of which is 6.50, (b) the
Certificate  Principal  Balance of the Class  II-A-15  Certificates  immediately prior to such date, multiplied by a fraction, the numerator of which is 0.50 and the denominator of which is 6.50, and (c) the Certificate  Principal  Balance of
the Class II-A-18 Certificates  immediately prior to such date,  multiplied by a fraction,  the numerator of which is 0.761414887 and the denominator of which is
6.50, provided, however, for federal income tax purposes, as of any Distribution
Date,  with respect to the Class  II-A-19  Certificates,  the  equivalent of the foregoing,  expressed  as the  aggregate  Uncertificated  Principal  Balance  of
Uncertificated  REMIC I Regular  Interests U, W and X immediately  prior to that date; and (ix) with respect to any Class A-V  Certificates  or Subclass  thereof issued pursuant to Section 5.01(c) of the Standard Terms,  the aggregate  Stated
Principal  Balance of the Mortgage  Loans  corresponding  to the  Uncertificated
REMIC I Regular  Interests Z represented  by such Class or Subclass  immediately prior to such date.

        Obligation to Pay: The originally  executed obligation to pay or similar agreement  evidencing  the  obligation of the consumer  under a Sharia  Mortgage
Loan, together with any modification thereto.

        Pass-Through Rate: With respect to the Senior  Certificates  (other than the Adjustable Rate, Class A-V and Class A-P Certificates), Class M Certificates
and Class B  Certificates  and any  Distribution  Date,  the per annum rates set forth in the Preliminary Statement hereto.

        o      With  respect to the Class  II-A-1  Certificates  and the initial
               Interest Accrual Period,  6.03% per annum, and as to any Interest
               Accrual Period  thereafter,  a per annum rate equal to LIBOR plus
               0.70%, subject to a maximum rate of the Available Funds Cap and a minimum rate of 0.70% per annum. For federal income tax purposes, the  Pass-Through  Rate  described  above  will be  subject  to a maximum rate equal to 6.25%.

        o      With  respect to the Class  II-A-2  Certificates  and the initial
               Interest Accrual Period,  0.22% per annum, and as to any Interest
               Accrual  Period  thereafter,  will be a per annum  rate  equal to
               5.55% minus  LIBOR,  with a maximum rate of 5.55% per annum and a minimum rate of 0.00% per annum.

                                       17

        o      With  respect to the Class  II-A-5  Certificates  and the initial
               Interest Accrual Period,  5.58% per annum, and as to any Interest
               Accrual Period  thereafter,  a per annum rate equal to LIBOR plus
               0.25%, subject to a maximum rate of the Available Funds Cap and a minimum rate of 0.25% per annum. For federal income tax purposes, the  Pass-Through  Rate  described  above  will be  subject  to a maximum rate equal to 6.25%.

        o      With  respect to the Class  II-A-6  Certificates  and the initial
               Interest Accrual Period,  0.45% per annum, and as to any Interest
               Accrual  Period  thereafter,  will be a per annum  rate  equal to
               6.00% minus  LIBOR,  with a maximum rate of 6.00% per annum and a minimum rate of 0.00% per annum.

        o      With  respect to the Class  II-A-7  Certificates  and the initial
               Interest Accrual Period,  5.98% per annum, and as to any Interest
               Accrual Period  thereafter,  a per annum rate equal to LIBOR plus
               0.65%,  with a  maximum  rate of the  Available  Funds  Cap and a minimum rate of 0.65% per annum. For federal income tax purposes, the  Pass-Through  Rate  described  above  will be  subject  to a maximum rate equal to 6.50%.

        o      With  respect to the Class  II-A-8  Certificates  and the initial
               Interest Accrual Period,  0.30% per annum, and as to any Interest
               Accrual  Period  thereafter,  will be a per annum  rate  equal to
               5.85% minus  LIBOR,  with a maximum rate of 5.85% per annum and a minimum rate of 0.00% per annum.

        o      With  respect to the Class  II-A-9  Certificates  and the initial
               Interest Accrual Period,  5.71% per annum, and as to any Interest
               Accrual Period  thereafter,  a per annum rate equal to LIBOR plus
               0.38%,  with a maximum rate of the product of (x) 8.00% per annum and  (y) a  fraction,  the  numerator  of  which  is 30  and  the denominator  of which is the actual number of days in the related
               Interest Accrual Period, and a minimum rate of 0.38% per annum.

        o      With respect to the Class  II-A-12  Certificates  and the initial
               Interest Accrual Period,  5.53% per annum, and as to any Interest
               Accrual  Period  thereafter,  will be a per annum  rate  equal to
               LIBOR plus 0.20%, with a maximum rate of the product of (x) 7.00%
               per annum and (y) a fraction,  the  numerator  of which is 30 and the  denominator  of which is the  actual  number  of days in the related Interest Accrual Period,  and a minimum rate of 0.20% per annum.

        o      With respect to the Class  II-A-13  Certificates  and the initial
               Interest Accrual Period, 2.523% per annum, and as to any Interest
               Accrual Period thereafter,  a per annum rate equal to 7.50% minus
               (x) the sum of LIBOR plus  0.20%,  multiplied  by (y) a fraction, the  numerator  of  which  is the  actual  number  of days in the
               related   Interest   Accrual   Period   for  the  Class   II-A-12
               Certificates  and the  denominator of which is 30, with a maximum rate of 7.30% per annum and a minimum rate of 0.00% per annum.

                                       18

        o      With respect to the Class  II-A-14  Certificates  and the initial
               Interest Accrual Period,  11.242434192%  per annum, and as to any
               Interest  Accrual  Period  thereafter,  will be a per annum  rate equal  to (a)  8.00%  minus  (x) the  sum of  LIBOR  plus  0.38%, multiplied  by (y) a  fraction,  the  numerator  of  which is the actual number of days in the related  Interest Accrual Period for the Class II-A-9 Certificates and the denominator of which is 30,
               multiplied   by  (b)   3.9295470787,   with  a  maximum  rate  of
               31.43637663% per annum and a minimum rate of 0.00% per annum.

        o      With respect to the Class  II-A-15  Certificates  and the initial
               Interest Accrual Period,  5.83% per annum, and as to any Interest
               Accrual Period  thereafter,  a per annum rate equal to LIBOR plus
               0.50%,  with a maximum  rate of 7.00% and a minimum rate of 0.50%
               per annum.

        o      With respect to the Class  II-A-16  Certificates  and the initial
               Interest Accrual Period,  1.17% per annum, and as to any Interest
               Accrual  Period  thereafter,  will be a per annum  rate  equal to
               6.50% minus  LIBOR,  with a maximum rate of 6.50% per annum and a minimum rate of 0.00% per annum.

        With  respect to the Class A-V  Certificates  (other  than any  Subclass thereof)  and any  Distribution  Date,  a rate  equal to the  weighted  average, expressed as a percentage,  of the Pool Strip Rates of all Mortgage  Loans as of
the Due Date in the related Due Period,  weighted on the basis of the respective
Stated  Principal  Balances  of such  Mortgage  Loans as of the day  immediately preceding such Distribution  Date (or, with respect to the initial  Distribution
Date, at the close of business on the Cut-off  Date).  With respect to the Class
A-V Certificates  and the initial  Distribution  Date the  Pass-Through  Rate is equal  to  0.4937%  per  annum.  With  respect  to any  Subclass  of  Class  A-V
Certificates  and any Distribution  Date, a rate equal to the weighted  average, expressed  as a  percentage,  of the  Pool  Strip  Rates of all  Mortgage  Loans
corresponding to the  Uncertificated  REMIC I Regular Interests Z represented by such  Subclass as of the Due Date in the  related  Due  Period,  weighted on the basis of the respective  Stated Principal  Balances of such Mortgage Loans as of the day  immediately  preceding such  Distribution  Date (or with respect to the initial  Distribution  Date, at the close of business on the Cut-off Date).  The
Principal Only  Certificates  have no Pass-Through  Rate and are not entitled to
Accrued Certificate Interest.

        Pool Strip Rate:  With respect to each  Mortgage  Loan, a per annum rate equal to the excess of (a) the Net Mortgage  Rate of such Mortgage Loan over (b)
the Discount Net Mortgage  Rate of such  Mortgage  Loan (but not less than 0.00%
per annum).

        Prepayment  Assumption:  With  respect to Loan  Group I, the  prepayment assumption to be used for determining the accrual of original issue discount and premium  and market  discount  on the Group I Senior  Certificates  for  federal income tax purposes, which assumes a prepayment rate equal to the product of (x)
100%  and  (y) a  constant  prepayment  rate  of  8.0%  per  annum  of the  then outstanding  principal  balance of the related Mortgage Loans in the first month of the life of such Mortgage  Loans and an additional  approximately  1.0909091%
per annum in each month thereafter until the twelfth month, and beginning in the twelfth  month  and in each  month  thereafter  during  the life of the  related
Mortgage Loans, a constant prepayment rate of 20.0% per annum.

                                       19

        With respect to Loan Group II and the Group II Senior Certificates,  and
with respect to all the Mortgage  Loans and the  Subordinate  Certificates,  the
prepayment  assumption to be used for  determining the accrual of original issue discount and premium and market discount on the Group II Senior Certificates and
Subordinate  Certificates  for  federal  income tax  purposes,  which  assumes a prepayment  rate equal to the product of (x) 100% and (y) a constant  prepayment rate of 10.0% per annum of the then outstanding principal balance of the related
Mortgage  Loans in the  first  month of the life of such  Mortgage  Loans and an additional  approximately 1.272727% per annum in each month thereafter until the twelfth month,  and beginning in the twelfth month and in each month  thereafter during the life of the related  Mortgage  Loans, a constant  prepayment  rate of
24.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date and each Class of Subordinate  Certificates and each Loan Group,  under the applicable  circumstances set forth below, the respective  percentages set forth below:

        (i)    For any  Distribution  Date  prior  to the  Distribution  Date in
               October 2011 (unless the  Certificate  Principal  Balances of the related  Senior  Certificates  (other than the related  Class A-P
               Certificates), have been reduced to zero), 0%.

        (ii)   For any  Distribution  Date not  discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then  outstanding  with the Highest Priority and each other Class of  Subordinate  Certificates  for which the  related  Prepayment
               Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal
               Balance  of such  Class  immediately  prior to such  date and the denominator  of  which  is the sum of the  Certificate  Principal
               Balances  immediately  prior  to such  date of (1) the  Class  of
               Subordinate   Certificates  then  outstanding  with  the  Highest
               Priority and (2) all other  Classes of  Subordinate  Certificates for which the respective  Prepayment  Distribution  Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment  Distribution Triggers have not been satisfied, 0%; and

        (iii)  Notwithstanding  the  foregoing,   if  the  application  of   the
               foregoing  percentages on any  Distribution  Date as provided  in
               Section  4.02  of this  Series  Supplement  (determined   without
               regard  to  the  proviso  to  the  definition  of    "Subordinate
               Principal  Distribution  Amount") would result in a  distribution
               in respect of principal  of any Class or Classes of   Subordinate
               Certificates in an amount greater than the remaining  Certificate
               Principal Balance thereof (any such class, a "Maturing   Class"),
               then:  (a)  the  Prepayment   Distribution  Percentage  of   each
               Maturing Class shall be reduced to a level that, when  applied as

                                       20

               described above, would exactly reduce the Certificate   Principal
               Balance of such Class to zero; (b) the  Prepayment   Distribution
               Percentage of each other Class of Subordinate  Certificates  (any
               such Class, a  "Non-Maturing  Class") shall be  recalculated   in
               accordance  with the provisions in paragraph  (ii) above,  as  if the  Certificate  Principal  Balance of each Maturing  Class  had
               been  reduced  to zero (such  percentage  as  recalculated,   the
               "Recalculated   Percentage");   (c)  the  total  amount  of   the
               reductions in the  Prepayment  Distribution  Percentages  of  the
               Maturing  Class  or  Classes  pursuant  to  clause  (a) of   this
               sentence,   expressed  as  an  aggregate  percentage,  shall   be
               allocated among the Non-Maturing  Classes in proportion to  their
               respective   Recalculated   Percentages  (the  portion  of   such
               aggregate  reduction so allocated to any Non-Maturing Class,  the
               "Adjustment   Percentage");   and  (d)  for   purposes  of   such
               Distribution  Date,  the Prepayment  Distribution  Percentage  of
               each  Non-Maturing  Class  shall  be equal to the sum of (1)  the
               Prepayment  Distribution   Percentage  thereof,   calculated   in
               accordance with the provisions in paragraph (ii) above as if  the
               Certificate  Principal  Balance of each  Maturing  Class had  not
               been   reduced  to  zero,   plus  (2)  the  related    Adjustment
               Percentage.

        Prepayment  Distribution  Trigger: With respect to any Distribution Date
and  any  Class  of   Subordinate   Certificates   (other  than  the  Class  M-1
Certificates),  a test that shall be satisfied if the fraction  (expressed  as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately  prior to such  Distribution  Date divided by the  aggregate  Stated
Principal  Balance of all of the Mortgage Loans (or REO Properties)  immediately prior  to such  Distribution  Date is  greater  than or  equal to the sum of the
Initial   Subordinate  Class  Percentages  of  such  Class  and  each  Class  of
Subordinate Certificates with a Lower Priority.

        Principal Only Certificates:  The Class A-P Certificates.

        Record Date:  With respect to each  Distribution  Date and each Class of
Certificates,  other than the Adjustable Rate  Certificates  that are Book-Entry
Certificates,  the  close of  business  on the last  Business  Day of the  month preceding the month in which the related  Distribution Date occurs. With respect to each  Distribution  Date  and  the  Adjustable  Rate  Certificates  that  are
Book-Entry  Certificates,  the close of business on the Business Day immediately preceding such Distribution Date.

        Related  Classes:  As to any  Uncertificated  REMIC I Regular  Interest,
those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated
REMIC I Regular Interest.

        REMIC  I:  The  segregated  pool  of  assets  (exclusive  of  the  Yield
Maintenance  Agreements,  which are not assets of any  REMIC),  with  respect to which a REMIC election is to be made, consisting of:
               (i)    the Mortgage Loans and the related Mortgage Files,

                                       21

               (ii)   all  payments and  collections  in respect of the Mortgage
                      Loans due after  the  Cut-off  Date  (other  than  Monthly
                      Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial  Account or in the Certificate
                      Account and  identified  as  belonging  to the Trust Fund, including the proceeds from the  liquidation of Additional
                      Collateral  for any  Additional  Collateral  Loan, but not
                      including  amounts  on  deposit  in  the  Initial  Monthly
                      Payment Fund,

               (iii)  property  which secured a Mortgage Loan and which has been acquired  for the  benefit  of the  Certificateholders  by foreclosure or deed in lieu of foreclosure,

               (iv)   the  hazard  insurance   policies  and  Primary  Insurance
                      Policies,  if any, the Pledged Assets with respect to each
                      Pledged Asset  Mortgage  Loan, if any, and the interest in the  Surety  Bond,  if  any,  transferred  to the  Trustee pursuant to Section 2.01 herein, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:   The Class R-I Certificates.

        REMIC II: The segregated pool of assets consisting of the Uncertificated
REMIC I Regular  Interests  conveyed  in trust to the Trustee for the benefit of
the  holders  of  each  Class  of   Certificates   (other  than  the  Class  R-I
Certificates)  pursuant to Section 2.06,  with respect to which a separate REMIC election is to be made.

        Senior  Accelerated  Distribution  Percentage:  With respect to any Loan
Group and any Distribution  Date occurring on or prior to the 60th  Distribution
Date, 100%. With respect to any Distribution Date thereafter and such Loan Group as follows:

                (i) for any Distribution  Date after the 60th  Distribution Date but on or  prior to the  72nd  Distribution  Date,  the  related  Senior
        Percentage  for  such   Distribution   Date  plus  70%  of  the  related
        Subordinate Percentage for such Distribution Date;

                (ii) for any Distribution  Date after the 72nd Distribution Date but on or  prior to the  84th  Distribution  Date,  the  related  Senior
        Percentage  for  such   Distribution   Date  plus  60%  of  the  related
        Subordinate Percentage for such Distribution Date;

                (iii) for any Distribution Date after the 84th Distribution Date but on or  prior to the  96th  Distribution  Date,  the  related  Senior
        Percentage  for  such   Distribution   Date  plus  40%  of  the  related
        Subordinate Percentage for such Distribution Date;

                (iv) for any Distribution  Date after the 96th Distribution Date but on or prior to the  108th  Distribution  Date,  the  related  Senior
        Percentage  for  such   Distribution   Date  plus  20%  of  the  related
        Subordinate Percentage for such Distribution Date; and

                (v) for any  Distribution  Date  thereafter,  the related Senior
        Percentage for such Distribution Date;

provided, however,

                                       22

        (i) that any scheduled reduction to the Senior Accelerated  Distribution
Percentage  described  above for  either  Loan  Group  shall not occur as of any
Distribution Date unless either:

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans in both Loan Groups delinquent 60 days or more (including Mortgage Loans which are in foreclosure,  have been foreclosed or otherwise liquidated, or with  respect to which the  Mortgagor  is in  bankruptcy  and any REO
        Property)  averaged  over the last six months,  as a  percentage  of the aggregate  outstanding  Certificate Principal Balance of the Subordinate
        Certificates,  is less than 50% or (Y) the outstanding principal balance of  Mortgage  Loans  in  both  Loan  Groups  delinquent  60 days or more
        (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise  liquidated,  or with respect to which the  Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage  of  the  aggregate  outstanding  principal  balance  of  all
        Mortgage  Loans  in the  both  Loan  Groups  averaged  over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans in both Loan  Groups  to date for such  Distribution  Date if  occurring during  the  sixth,  seventh,  eighth,  ninth or tenth year (or any year thereafter)  after the Closing Date are less than 30%,  35%, 40%, 45% or
        50%,  respectively,  of the  sum of the  Initial  Certificate  Principal
        Balances of the Subordinate Certificates; or

               (b)(1) the  outstanding  principal  balance of Mortgage  Loans in both Loan Groups  delinquent 60 days or more  (including  Mortgage Loans which are in foreclosure,  have been foreclosed or otherwise liquidated, or with  respect to which the  Mortgagor  is in  bankruptcy  and any REO
        Property)  averaged  over the last six months,  as a  percentage  of the aggregate  outstanding  principal balance of all Mortgage Loans averaged over the last six months,  does not exceed 4% and (2) Realized Losses on the  Mortgage  Loans in both Loan  Groups to date for such  Distribution
        Date, if occurring  during the sixth,  seventh,  eighth,  ninth or tenth year (or any year thereafter)  after the Closing Date are less than 10%,
        15%,  20%,  25%  or  30%,  respectively,  of  the  sum  of  the  Initial
        Certificate Principal Balances of the Subordinate Certificates; and

        (ii)  that  for  any  Distribution  Date on  which  the  related  Senior
Percentage is greater than the related Senior Percentage as of the Closing Date, the related Senior  Accelerated  Distribution  Percentage for such  Distribution
Date shall be 100%.

        Notwithstanding  the  foregoing,  upon the reduction of the  Certificate
Principal  Balances of the Senior  Certificates  related to a Loan Group  (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated
Distribution Percentage shall thereafter be 0%.

        Senior  Certificate:  Any one of the  Group I Senior,  Group II  Senior,
Class A-P or Class A-V  Certificates,  executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard
Terms as Exhibit A and Exhibit D.

        Senior Interest  Distribution  Amount:  With respect to any Distribution
Date and Loan Group, the amount of Accrued  Certificate  Interest required to be distributed from the related Available Distribution Amount to the Holders of the related Senior Certificates for that Distribution Date.

                                       23

                Senior  Percentage:  The  Class  I-A  Percentage  or Class  II-A
        Percentage, as applicable.

        Senior Principal  Distribution  Amount: With respect to any Distribution
Date and Loan  Group the  lesser of (a) the  balance  of the  related  Available
Distribution  Amount remaining after the distribution of all amounts required to
be   distributed   therefrom   pursuant  to  Section   4.02(a)(i)   and  Section
4.02(a)(ii)(X) (excluding any amount distributable pursuant to clause (E) of the definition of "Class A-P Principal Distribution Amount"), and (b) the sum of the
amounts  required  to be  distributed  to the Senior  Certificateholders  of the related  Certificate  Group  on such  Distribution  Date  pursuant  to  Sections
4.02(a)(ii)(Z), 4.02(a)(xvi) and 4.02(a)(xvii).

        Senior Support Certificates:  Any of the Class II-A-10 Certificates.

                Sharia   Mortgage   Loan:  A  declining   balance   co-ownership
        transaction, structured so as to comply with Islamic religious law.

        Sharia Mortgage Loan Co-Ownership Agreement:  The agreement that defines the relationship  between the consumer and co-owner and the parties'  respective rights under a Sharia  Mortgage Loan,  including  their  respective  rights with respect to the indicia of ownership of the related Mortgaged Property.

        Sharia  Mortgage  Loan  Security  Instrument:  The  mortgage,   security
instrument or other comparable  instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing an Obligation to Pay.

        Special Hazard Amount:  As of any Distribution  Date, an amount equal to
$5,412,917  minus the sum of (i) the aggregate  amount of Special  Hazard Losses allocated  solely to one or more specific  Classes of Certificates in accordance with Section 4.05 of this Series  Supplement and (ii) the Adjustment  Amount (as defined below) as most recently calculated.  For each anniversary of the Cut-off
Date, the Adjustment  Amount shall be equal to the amount,  if any, by which the amount  calculated in accordance  with the preceding  sentence  (without  giving effect to the deduction of the Adjustment Amount for such  anniversary)  exceeds the  greater  of (A)  the  greater  of (i) the  product  of the  Special  Hazard
Percentage for such anniversary  multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution  Date  immediately  preceding such anniversary  and (ii) twice the  outstanding  principal  balance of the Mortgage
Loan with the largest outstanding  principal balance as of the Distribution Date immediately preceding such anniversary and (B) the greater of (i) the product of
0.50% multiplied by the outstanding  principal  balance of all Mortgage Loans on the  Distribution  Date immediately  preceding such anniversary  multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance  (as of  the  immediately  preceding  Distribution  Date)  of all of the
Mortgage  Loans  secured  by  Mortgaged  Properties  located  in  the  State  of
California  divided by the aggregate  outstanding  principal  balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a  percentage,  and the  denominator  of  which is  equal  to  17.24%  (which percentage is equal to the percentage of Mortgage  Loans by aggregate  principal balance  initially  secured  by  Mortgaged  Properties  located  in the State of
California)  and (ii) the  aggregate  outstanding  principal  balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged  Property  (or,  with  respect to a  Cooperative  Loan,  the related
Cooperative Apartment) located in the State of California.

                                       24

        The Special Hazard Amount may be further  reduced by the Master Servicer
(including  accelerating the manner in which coverage is reduced)  provided that prior to any such  reduction,  the  Master  Servicer  shall (i)  obtain  written confirmation  from each Rating Agency that such  reduction  shall not reduce the rating  assigned to any Class of  Certificates  by such Rating  Agency below the lower of the then-current  rating or the rating assigned to such Certificates as of the  Closing  Date by such  Rating  Agency  and (ii)  provide  a copy of such written confirmation to the Trustee.

        Special Hazard  Percentage:  As of each anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest percentage obtained by dividing the
aggregate   outstanding   principal   balance  (as  of   immediately   preceding
Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a  single,  five-digit  zip  code  area in the  State  of  California  by the outstanding  principal  balance of all the Mortgage Loans as of the  immediately preceding Distribution Date.

        Subordinate  Certificate:  Any one of the Class M Certificates  or Class
B-1,  Class  B-2  and  Class  B-3  Certificates,  executed  by the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage:  With respect to any Distribution Date and any Class of Subordinate  Certificates,  a fraction,  expressed as a percentage, the numerator of which is the aggregate  Certificate  Principal  Balance of such
Class  of  Subordinate  Certificates  immediately  prior  to such  date  and the denominator  of which is the aggregate  Stated  Principal  Balance of all of the
Mortgage  Loans (or REO  Properties)  (other than the Discount  Fraction of each
Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate  Percentage:  With respect to any Loan Group, as of any date of determination a percentage equal to 100% minus the related Senior  Percentage as of that date.

        Subordinate   Principal   Distribution   Amount:  With  respect  to  any
Distribution Date and Loan Group and each Class of Subordinate Certificates, (a)
the sum of the  following:  (i)  such  Class's  pro  rata  share,  based  on the
Certificate  Principal  Balance of each Class of Subordinate  Certificates  then outstanding,  of the aggregate of the amounts calculated  (without giving effect to the related Senior  Percentages) for such  Distribution  Date for the related
Loan Group under  clauses (1), (2) and (3) of Section  4.02(a)(ii)(Z)(A)  to the
extent not payable to the related  Senior  Certificates;  (ii) such  Class's pro rata  share,  based  on the  Certificate  Principal  Balance  of each  Class  of
Subordinate   Certificates  then  outstanding,   of  the  principal  collections
described in Section  4.02(a)(ii)(Z)(B)(b)  for the related Loan Group  (without giving effect to the related Senior Accelerated Distribution Percentages) to the extent such  collections  are not otherwise  distributed  to the related  Senior
Certificates;  (iii) the  product  of (x) the  related  Prepayment  Distribution
Percentage  and (y) the aggregate of all Principal  Prepayments in Full received in the related  Prepayment  Period and  Curtailments  received in the  preceding calendar  month for the related  Loan Group  (other  than the  related  Discount
Fraction of such Principal  Prepayments in Full and Curtailments with respect to a related  Discount  Mortgage  Loan) to the  extent not  payable to the  related

                                       25

Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority,  any related Excess Subordinate  Principal Amount for the related Loan Group for such Distribution Date not paid to the related Senior
Certificates;  and (v) any amounts  described in clauses (i),  (ii) and (iii) as determined for any previous  Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate  Certificates  minus (b) the sum of (i) with respect to the Class of Subordinate  Certificates with the Lowest Priority,  any related Excess Subordinate Principal Amount for such Distribution Date; and (ii)
the  related  Capitalization  Reimbursement  Amount  for  such  Loan  Group  and
Distribution  Date, other than the related  Discount  Fraction of any portion of that amount related to each related  Discount  Mortgage Loan in the related Loan
Group,  multiplied  by a fraction,  the  numerator  of which is the  Subordinate
Principal  Distribution  Amount  for  such  Class of  Subordinate  Certificates, without giving effect to this clause  (b)(ii),  and the  denominator of which is the sum of the principal  distribution  amounts for all Classes of  Certificates
(other than the Class A-P Certificates), without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Super Senior Certificates:  Any of the Class II-A-7 Certificates.

        Uncertificated Accrued Interest: With respect to each Distribution Date,
(i)  as to  each  Uncertificated  REMIC  I  Regular  Interest  other  than  each
Uncertificated  REMIC I Regular  Interest  Z, an amount  equal to the  aggregate amount of Accrued Certificate  Interest that would result under the terms of the definition  thereof  on the  Related  Classes  of  Certificates  (excluding  any
Interest Only  Certificates) if the Pass-Through Rate on such Classes were equal to the Uncertificated  Pass-Through Rate on such Uncertificated  REMIC I Regular
Interest,  (ii) as to each  Uncertificated  REMIC I Regular  Interest Z and each
Uncertificated  REMIC II  Regular  Interest  Z, an amount  equal to one  month's interest at the Pool Strip Rate of the related  Mortgage  Loan on the  principal balance of such Mortgage Loan reduced by such  Interest's  pro-rata share of any prepayment  interest shortfalls or other reductions of interest allocable to the
Class A-V Certificates.

        Uncertificated   Pass-Through   Rate:   With  respect  to  each  of  the
Uncertificated REMIC I Regular Interests,  other than the Uncertificated REMIC I
Regular  Interests  Z,  the  per  annum  rate  specified  in the  definition  of
Uncertificated  REMIC I Regular Interests.  With respect to each  Uncertificated
REMIC I Regular Interest Z and each Uncertificated  REMIC II Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated  Principal Balance:  With respect to each  Uncertificated
REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC I
Regular Interests.

        Uncertificated  REMIC I Regular Interests:  The  Uncertificated  REMIC I
Regular  Interests Z together with the interests  identified in the table below, each  representing an undivided  beneficial  ownership  interest in REMIC I, and having the following characteristics:

        1.      The principal  balance from time to time of each  Uncertificated
                REMIC I Regular Interest  identified in the table below shall be the amount  identified as the Initial  Principal Balance thereof in such table, minus the sum of (x) the aggregate of all amounts previously deemed  distributed with respect to such interest and

                                       26

                applied to reduce the  Uncertificated  Principal Balance thereof pursuant to Section  10.04(a)(ii)  and (y) the  aggregate of all reductions  in  Certificate  Principal  Balance  deemed  to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such
                Uncertificated  REMIC I Regular  Interest  pursuant  to  Section
                10.04(d),  which equals the aggregate  principal  balance of the
                Classes   of   Certificates   identified   as  related  to  such
                Uncertificated REMIC I Regular Interest in such table.

        2.      The  Uncertificated  Pass-Through  Rate for each  Uncertificated
                REMIC I Regular Interest  identified in the table below shall be the per annum rate set forth in the Pass-Through  Rate column of such table.

        3.      The Uncertificated  REMIC I Distribution Amount for each REMIC I
                Regular Interest identified in the table below shall be, for any
                Distribution Date, the amount deemed distributed with respect to
                such   Uncertificated   REMIC  I   Regular   Interest   on  such
                Distribution   Date  pursuant  to  the   provisions  of  Section
                10.04(a).

-------------------------- --------------------------- --------------------- ------------------
 UNCERTIFICATED REMIC I        RELATED CLASSES OF       PASS-THROUGH RATE         INITIAL
    REGULAR INTEREST              CERTIFICATES                               PRINCIPAL BALANCE
-------------------------- --------------------------- --------------------- ------------------
             L              I-A-1, I-A-2, R-II, M-1,           6.50%            $140,244,816.34
                           M-2, M-3, B-1, B-2, B-3
-------------------------- --------------------------- --------------------- ------------------
            M              I-A-3, I-A-4                       6.50%            $26,677,000.00
-------------------------- --------------------------- --------------------- ------------------
            N              II-A-1, II-A-2                     6.25%            $20,000,000.00
-------------------------- --------------------------- --------------------- ------------------
            O              II-A-3                             6.00%            $40,000,000.00
-------------------------- --------------------------- --------------------- ------------------
            P              II-A-4, II-A-10, II-A-17        6.377133187%        $66,400,000.00
-------------------------- --------------------------- --------------------- ------------------
            Q              II-A-2, II-A-5, II-A-6             6.25%            $31,550,000.00
-------------------------- --------------------------- --------------------- ------------------
            R              II-A-2, II-A-7, II-A-8             6.50%            $53,340,000.00
-------------------------- --------------------------- --------------------- ------------------
            S              II-A-9                        The Pass-Through       $6,367,666.00
                                                        Rate for the Class
                                                       II-A-9 Certificates
-------------------------- --------------------------- --------------------- ------------------
            T              II-A-11                            5.00%            $40,000,000.00
-------------------------- --------------------------- --------------------- ------------------
            U              II-A-12, II-A-13, II-A-19       9.214231208%        $22,368,000.00
-------------------------- --------------------------- --------------------- ------------------
            V              II-A-14                       The Pass-Through       $1,620,458.00
                                                        Rate for the Class
                                                       II-A-14 Certificates
-------------------------- --------------------------- --------------------- ------------------
            W              II-A-15, II-A-16, II-A-19          7.50%            $40,744,973.00
-------------------------- --------------------------- --------------------- ------------------
            X              I-A-18, II-A-19                 6.511414887%        $49,972,903.00
-------------------------- --------------------------- --------------------- ------------------
            Y              CLASS A-P                          0.00%             $2,005,760.54
-------------------------- --------------------------- --------------------- ------------------

        Uncertificated   REMIC  I  Regular   Interests  Z:  Each  of  the  2,685
uncertificated  partial undivided  beneficial  ownership  interests in the Trust
Fund,  numbered  sequentially  from 1 to 2,685,  each relating to the particular
Mortgage  Loan  identified  by  such  sequential  number  on the  Mortgage  Loan
Schedule,  each having no principal  balance,  and each bearing  interest at the respective  Pool  Strip  Rate on the Stated  Principal  Balance  of the  related
Mortgage Loan.

                                       27

        Uncertificated REMIC I Regular Interests Z

        Distribution  Amount:  With respect to any Distribution Date, the sum of the  amounts  deemed to be  distributed  on the  Uncertificated  REMIC I Regular
Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated  REMIC I  Regular  Interest  Distribution  Amounts:  With
respect  to each  Uncertificated  REMIC  I  Regular  Interest,  other  than  the
Uncertificated  REMIC  I  Regular  Interests  Z,  the  amount  specified  as the
Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated  REMIC I Regular Interests.  With respect to the  Uncertificated  REMIC I Regular  Interests  Z, the  Uncertificated  REMIC I
Regular Interests Z Distribution Amount.

        Uncertificated   REMIC  II  Regular  Interests  Z:  Each  of  the  2,685
uncertificated  partial  undivided  beneficial  ownership  interests in REMIC II numbered  sequentially  from 1 through 2,685,  each relating to the  identically numbered  Uncertificated  REMIC I Regular  Interests Z, each having no principal balance and bearing  interest at a rate equal to the related  Pool Strip Rate on the Stated  Principal  Balance of the Mortgage  Loan related to the  identically
numbered   Uncertificated   REMIC  I  Regular   Interests  Z,   comprising  such
Uncertificated  REMIC II  Regular  Interests  Z's pro rata  share of the  amount distributed pursuant to Section 10.04(a).

        Uncertificated  REMIC II Regular  Interests  Distribution  Amount:  With
respect  to  any  Distribution  Date,  the  sum  of  the  amounts  deemed  to be distributed  on  the  Uncertificated  REMIC  I  Regular  Interests  Z  for  such
Distribution Date pursuant to Section 10.04(a).

        Undercollateralized  Amount:  With  respect  any  Certificate  Group and
Distribution Date, the excess of (i) the aggregate Certificate Principal Balance of such Certificate  Group over (ii) the aggregate  Stated Principal  Balance of the Mortgage  Loans in the related Loan Group,  in each case  calculated on such
Distribution Date after giving effect to distributions to be made thereon (other than amounts to be distributed  pursuant to Section 4.02(i) on such Distribution
Date).

        Undercollateralized  Certificate  Group:  With respect any  Distribution
Date,  a  Certificate  Group for which the  related  Undercollateralized  Amount exceeds zero.

        Underwriters:   Credit  Suisse   Securities   (USA)  LLC  and  GMAC  RFC
Securities.

        Yield Maintenance Agreement:  Each of the Class II-A-1 Yield Maintenance
Agreement,  Class  II-A-5  Yield  Maintenance  Agreement  and Class II-A-7 Yield
Maintenance Agreement.

        Yield Maintenance  Agreement Excess Amount:  For any Distribution  Date,
with respect to each Yield Maintenance Agreement, the excess, if any, of (i) the amount paid under the related Yield  Maintenance  Agreement on such Distribution
Date over (ii) the amount  calculated in accordance with the definition of Yield
Maintenance Payment.

        Yield Maintenance Agreement Provider:  Credit Suisse International,  and
its  successors  and  assigns  or  any  party  to any  replacement,  substitute, collateral or other arrangement in lieu thereof.

                                       28

        Yield Maintenance  Payment:  (a) For any Distribution Date and the Class
II-A-1 Yield Maintenance  Agreement,  the payment, if any, to the holders of the
Class  II-A-1  Certificates  from  amounts  paid  under the Class  II-A-1  Yield
Maintenance  Agreement.  With  respect  to any  Distribution  Date and the Class
II-A-1 Certificates,  the Yield Maintenance Payment shall be the amount equal to
(a) the  product of (i) the  positive  excess,  if any, of (A) the lesser of (x)
LIBOR and (y) 8.80% per annum,  over (B) 5.55% per annum, and (ii) the lesser of
(x)  the  Certificate   Principal  Balance  of  the  Class  II-A-1  Certificates
immediately prior to the related Distribution Date, and (y) the amount set forth for that  Distribution  Date in the  Additional  Terms table in the Class II-A-1
Yield Maintenance Agreement.

        (b) For any  Distribution  Date and the Class II-A-5  Yield  Maintenance
Agreement,  the payment, if any, to the holders of the Class II-A-5 Certificates from  amounts  paid under the Class II-A-5  Yield  Maintenance  Agreement.  With respect to any Distribution  Date and the Class II-A-5  Certificates,  the Yield
Maintenance  Payment  shall be the  amount  equal to (a) the  product of (i) the positive excess, if any, of (A) the lesser of (x) LIBOR and (y) 9.25% per annum, over (B) 6.00% per annum,  and (ii) the lesser of (x) the Certificate  Principal
Balance  of the  Class  II-A-5  Certificates  immediately  prior to the  related
Distribution  Date, and (y) the amount set forth for that  Distribution  Date in the Additional Terms table in the Class II-A-5 Yield Maintenance Agreement.

        (c) For any  Distribution  Date and the Class II-A-7  Yield  Maintenance
Agreement,  the payment, if any, to the holders of the Class II-A-7 Certificates from  amounts  paid under the Class II-A-7  Yield  Maintenance  Agreement.  With respect to any Distribution  Date and the Class II-A-7  Certificates,  the Yield
Maintenance  Payment  shall be the  amount  equal to (a) the  product of (i) the positive  excess,  if any,  of (A) the  lesser of (x) LIBOR and (y)  11.35%  per annum,  over (B) 5.85% per  annum,  and (ii) the  lesser of (x) the  Certificate
Principal  Balance of the Class  II-A-7  Certificates  immediately  prior to the related  Distribution  Date, and (y) the amount set forth for that  Distribution
Date in the  Additional  Terms  table  in the  Class  II-A-7  Yield  Maintenance
Agreement,  plus, to the extent of available funds remaining in the Reserve Fund after  withdrawal  of the amount set forth  above in this  clause (c), an amount calculated as follows for such  Distribution  Date or any previous  Distribution
Date: the positive excess, if any, of (A) the lesser of (x) LIBOR and (y) 11.35%
per annum, over (B) 5.85% per annum,  multiplied by the positive excess, if any,
of  the  Certificate   Principal  Balance  of  the  Class  II-A-7   Certificates
immediately prior to the related Distribution Date over the amount set forth for that  Distribution  Date in the Additional Terms table in the Class II-A-7 Yield
Maintenance Agreement.

        Section  1.02   Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter"
and other  equivalent  words refer to the Pooling and  Servicing  Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding  Articles,  Sections and  Subsections in the Pooling and Servicing
Agreement.  The  definitions  set forth herein include both the singular and the plural.

        References in the Pooling and  Servicing  Agreement to "interest" on and
"principal"  of the  Mortgage  Loans  shall  mean,  with  respect  to the Sharia
Mortgage Loans,  amounts in respect profit  payments and  acquisition  payments, respectively.

                                       29

        Section 1.03. Determination of LIBOR.

        LIBOR  applicable to the  calculation of the  Pass-Through  Rates on the
Adjustable  Rate  Certificates  for any Interest  Accrual Period (other than the initial Interest Accrual Period) will be determined as described below:

        On each  Distribution  Date,  LIBOR shall be  established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United
States  dollar  deposits  that appears on the  Telerate  Screen Page 3750 of the
Moneyline  Telerate Capital Markets Report as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period
("LIBOR Rate Adjustment  Date").  "Telerate  Screen Page 3750" means the display designated  as page 3750 on the  Telerate  Service  (or such  other  page as may replace page 3750 on that service for the purpose of displaying London interbank offered  rates of major  banks).  If such rate does not  appear on such page (or such other page as may replace that page on that service,  or if such service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate  will be the  Reference  Bank  Rate.  The  "Reference  Bank  Rate"  will be determined  on the  basis of the rates at which  deposits  in U.S.  Dollars  are offered by the  reference  banks  (which shall be any three major banks that are engaged in transactions in the London interbank market,  selected by the Trustee after  consultation  with the Master Servicer) as of 11:00 a.m., London time, on the day  that is one  LIBOR  Business  Day  prior to the  immediately  preceding
Distribution  Date to prime banks in the London interbank market for a period of one month in amounts  approximately equal to the aggregate Certificate Principal
Balance of the Adjustable Rate Certificates  then outstanding.  The Trustee will request the principal  London office of each of the reference banks to provide a quotation of its rate. If at least two such  quotations  are provided,  the rate will be the arithmetic mean of the quotations rounded up to the next multiple of
1/16%. If on such date fewer than two quotations are provided as requested,  the rate will be the arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trustee  after  consultation  with the Master
Servicer,  as of 11:00 a.m.,  New York City time, on such date for loans in U.S.
Dollars  to  leading  European  banks  for a  period  of one  month  in  amounts approximately  equal  to the  aggregate  Certificate  Principal  Balance  of the
Adjustable  Rate  Certificates  then  outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date,  or, in the case of the  first  LIBOR  Rate  Adjustment  Date,  5.33% per  annum;  provided, however, if, under the priorities described above, LIBOR for a Distribution Date would be  based  on  LIBOR  for the  previous  Distribution  Date for the  third consecutive  Distribution  Date, the Trustee shall,  after consultation with the
Master Servicer,  select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent  party.
"LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii)
a day on which banking institutions in the city of London,  England are required or authorized by law to be closed.

        The  establishment  of LIBOR by the Trustee on any LIBOR Rate Adjustment
Date and the Master Servicer's subsequent  calculation of the Pass-Through Rates applicable to each of the Adjustable Rate Certificates for the relevant Interest
Accrual Period, in the absence of manifest error, will be final and binding.

                                       30

        Promptly  following  each LIBOR Rate  Adjustment  Date the Trustee shall supply the Master  Servicer  with the results of its  determination  of LIBOR on such date.  Furthermore,  the Trustee will supply the Pass-Through Rates on each of the  Adjustable  Rate  Certificates  for  the  current  and  the  immediately preceding Interest Accrual Period via the Trustee's internet website,  which may be obtained by telephoning the Trustee at (800) 735-7777.

        Notwithstanding the foregoing, for the purpose of determining the amount of any payment to be under each of the Yield Maintenance Agreements,  LIBOR will be calculated as provided in the related Yield Maintenance Agreement.

                                       31

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

        Section  2.01   Conveyance of Mortgage Loans.

        (a) (See Section 2.01(a) of the Standard Terms).

        (b) In connection with such  assignment,  except as set forth in Section
2.01(c) and subject to Section  2.01(d) below,  the Company does hereby (1) with respect  to each  Mortgage  Loan  (other  than a  Cooperative  Loan or a  Sharia
Mortgage  Loan)  deliver to the Master  Servicer  (or an Affiliate of the Master
Servicer) each of the documents or instruments described in clause (I)(ii) below
(and the  Master  Servicer  shall hold (or cause  such  Affiliate  to hold) such documents  or  instruments  in trust for the use and  benefit of all present and future  Certificateholders),  (2) with respect to each MOM Loan,  deliver to and deposit  with the  Trustee,  or the  Custodian  on  behalf of the  Trustee,  the documents or  instruments  described in clauses  (I)(i) and (v) below,  (3) with respect to each  Mortgage  Loan that is not a MOM Loan but is  registered on the
MERS(R) System,  deliver to and deposit with the Trustee, or to the Custodian on behalf of the Trustee, the documents or instruments described in clauses (I)(i),
(iv) and (v) below,  (4) with  respect to each  Mortgage  Loan that is not a MOM
Loan and is not  registered on the MERS(R)  System,  deliver to and deposit with the Trustee,  or to the  Custodian on behalf of the  Trustee,  the  documents or instruments described in clauses (I)(i), (iii), (iv) and (v) below, and (5) with respect to each  Cooperative  Loan and Sharia  Mortgage  Loan, the documents and instruments described in clause (II) and clause (III) below:

        (I)  with  respect  to each  Mortgage  Loan so  assigned  (other  than a
Cooperative Loan or a Sharia Mortgage Loan):

               (i) The original  Mortgage  Note,  endorsed  without  recourse in blank or to the order of the Trustee,  and showing an unbroken  chain of endorsements  from the originator  thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note  affidavit  from the  related  Seller or  Residential  Funding
        stating  that  the  original  Mortgage  Note  was  lost,   misplaced  or
        destroyed, together with a copy of the related Mortgage Note;

               (ii) The original Mortgage, noting the presence of the MIN of the
        Mortgage  Loan and language  indicating  that the Mortgage Loan is a MOM
        Loan if the  Mortgage  Loan is a MOM Loan,  with  evidence of  recording indicated  thereon or a copy of the Mortgage  with evidence of recording indicated thereon;

               (iii) The original Assignment of the Mortgage to the Trustee with evidence of  recording  indicated  thereon or a copy of such  assignment with evidence of recording indicated thereon;

               (iv) The  original  recorded  assignment  or  assignments  of the
        Mortgage showing an unbroken chain of title from the originator  thereof to the Person  assigning it to the Trustee (or to MERS,  if the Mortgage
        Loan is  registered  on the MERS(R)  System and noting the presence of a
        MIN) with evidence of recordation noted thereon or attached thereto,  or a copy of such  assignment or  assignments of the Mortgage with evidence of recording indicated thereon; and

                                       32

               (v) The original of each  modification,  assumption  agreement or preferred loan  agreement,  if any,  relating to such Mortgage Loan or a copy  of each  modification,  assumption  agreement  or  preferred  loan agreement;

        (II) with respect to each Cooperative Loan so assigned:

                (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements  from the  originator  thereof to the Person  endorsing it to the Trustee,  or with  respect to any  Destroyed  Mortgage  Note,  an original  lost note affidavit from the related Seller or  Residential  Funding  stating that the original  Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage Note;

                (ii) A counterpart of the  Cooperative  Lease and the Assignment of  Proprietary  Lease to the  originator of the  Cooperative  Loan with intervening  assignments  showing an  unbroken  chain of title from such originator  to the  Trustee  or a copy of  such  Cooperative  Lease  and
        Assignment  of  Proprietary  Lease and  copies  of any such  intervening assignments;

                (iii) The related  Cooperative Stock  Certificate,  representing the related  Cooperative  Stock pledged with respect to such Cooperative
        Loan, together with an undated stock power (or other similar instrument)
        executed in blank or copies thereof;

                (iv) The original  recognition  agreement by the  Cooperative of the interests of the mortgagee  with respect to the related  Cooperative
        Loan or a copy thereof;

                (v) The Security Agreement or a copy thereof;

                (vi) Copies of the original UCC-1 financing  statement,  and any continuation  statements,  filed by the  originator of such  Cooperative
        Loan  as  secured  party,  each  with  evidence  of  recording  thereof, evidencing the interest of the originator  under the Security  Agreement and the Assignment of Proprietary Lease;

                (vii)  Copies of the filed  UCC-3  assignments  of the  security interest  referenced in clause (vi) above  showing an unbroken  chain of title  from  the  originator  to the  Trustee,  each  with  evidence  of recording  thereof,  evidencing the interest of the originator under the
        Security Agreement and the Assignment of Proprietary Lease;

                (viii) An executed  assignment of the interest of the originator in the  Security  Agreement,  Assignment  of  Proprietary  Lease and the
        recognition  agreement  referenced  in clause  (iv)  above,  showing  an unbroken  chain of title from the  originator to the Trustee,  or a copy thereof;

                                       33

                (ix) The original of each modification,  assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan or a copy  of each  modification,  assumption  agreement  or  preferred  loan agreement; and

                (x) A duly  completed  UCC-1  financing  statement  showing  the
        Master Servicer as debtor,  the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing  statement  showing the
        Company as debtor  and the  Trustee  as  secured  party,  each in a form sufficient  for filing,  evidencing  the interest of such debtors in the
        Cooperative Loans or copies thereof; and

        (III) with respect to each Sharia Mortgage Loan so assigned:

               (i) The original  Obligation to Pay, endorsed without recourse in blank or to the order of the Trustee  and  showing an unbroken  chain of endorsements  from the originator  thereof to the Person endorsing it to the Trustee,  or with  respect to any  Destroyed  Obligation  to Pay, an original  affidavit  from the  related  Seller  or  Residential  Funding stating  that the  original  Obligation  to Pay was lost,  misplaced  or destroyed, together with a copy of the related Obligation to Pay;

               (ii) The original Sharia Mortgage Loan Security Instrument,  with evidence of recording indicated thereon or a copy of the Sharia Mortgage
        Loan Security Instrument with evidence of recording indicated thereon;

               (iii)  An  original   Assignment   and   Amendment   of  Security
        Instrument, assigned to the Trustee with evidence of recording indicated
        thereon  or  a  copy  of  such  Assignment  and  Amendment  of  Security
        Instrument with evidence of recording indicated thereon;

               (iv) The  original  recorded  assignment  or  assignments  of the
        Sharia  Mortgage Loan Security  Instrument  showing an unbroken chain of title from the  originator  thereof to the  Person  assigning  it to the
        Trustee with evidence of recordation  noted thereon or attached thereto, or a copy of such  assignment or assignments of the Sharia Mortgage Loan
        Security Instrument with evidence of recording indicated thereon;

               (v) The original Sharia Mortgage Loan Co-Ownership Agreement with respect to the  related  Sharia  Mortgage  Loan or a copy of such Sharia
        Mortgage Loan Co-Ownership Agreement; and

               (vi) The original of each  modification or assumption  agreement, if  any,  relating  to  such  Sharia  Mortgage  Loan  or a copy  of each modification or assumption agreement.

        (c) The Company may, in lieu of delivering the original of the documents set forth in Sections  2.01(b)(I)(iii),  (iv) and (v), Sections 2.01(b)(II)(ii),
(iv), (vii), (ix) and (x) and Sections  2.01(b)(III)(ii),  (iii),  (iv), (v) and
(vi) (or copies  thereof)  to the Trustee or to the  Custodian  on behalf of the
Trustee,  deliver such documents to the Master Servicer, and the Master Servicer shall hold such  documents  in trust for the use and  benefit of all present and future  Certificateholders until such time as is set forth in the next sentence.
Within  thirty  Business  Days  following  the earlier of (i) the receipt of the

                                       34

original  of  all  of  the  documents  or  instruments  set  forth  in  Sections
2.01(b)(I)(iii),  (iv) and (v), Sections 2.01(b)(II)(ii),  (iv), (vii), (ix) and
(x) and Sections 2.01(b)(III)(ii), (iii), (iv), (v) and (vi) (or copies thereof)
for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents  with respect to any or all of the  Mortgage  Loans then being held by the Master  Servicer,  the Master  Servicer shall deliver a complete set of such documents to the Trustee or to the Custodian on behalf of the Trustee.

        The parties  hereto agree that it is not intended that any Mortgage Loan be  included  in the Trust  Fund that is either (i) a  "High-Cost  Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a
"High-Cost  Home Loan" as defined in the New  Mexico  Home Loan  Protection  Act effective  January 1, 2004, (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts  Predatory Home Loan Practices Act effective  November 7, 2004 or (iv) a "High-Cost Home Loan" as defined in the Indiana House Enrolled Act No.
1229, effective as of January 1, 2005.

        (d)  Notwithstanding  the provisions of Section  2.01(c),  in connection with any  Mortgage  Loan,  if the Company  cannot  deliver  the  original of the
Mortgage, any assignment,  modification,  assumption agreement or preferred loan agreement  (or copy thereof as permitted by Section  2.01(b))  with  evidence of recording thereon concurrently with the execution and delivery of this Agreement because  of (i) a  delay  caused  by the  public  recording  office  where  such
Mortgage,  assignment,  modification,  assumption  agreement or  preferred  loan agreement  as the case may be, has been  delivered  for  recordation,  or (ii) a delay in the  receipt of certain  information  necessary  to prepare the related assignments,  the Company  shall deliver or cause to be delivered to the Trustee or to  the  Custodian  on  behalf  of  the  Trustee  a copy  of  such  Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company (i) shall promptly  cause to be recorded in the  appropriate public office for real  property  records the  Assignment  referred to in clause
(I)(iii)  of Section  2.01(b),  except (a) in states  where,  in the  opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the  Trustee's  interests in the  Mortgage  Loan against the claim of any  subsequent  transferee  or any  successor  to or  creditor  of the
Company or the  originator of such Mortgage Loan or (b) if MERS is identified on the  Mortgage  or on a  properly  recorded  assignment  of the  Mortgage  as the mortgagee  of record  solely as nominee  for the Seller and its  successors  and assigns,  (ii) shall  promptly  cause to be filed the Form UCC-3  assignment and
UCC-1   financing   statement   referred  to  in  clauses   (II)(vii)  and  (x),
respectively,  of Section  2.01(b) and (iii) shall promptly cause to be recorded in the  appropriate  public  recording  office  for real  property  records  the
Assignment  Agreement and Amendment of Security Instrument referred to in clause
(III)(iii)  of Section  2.01(b).  If any  Assignment,  Assignment  Agreement and
Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as applicable,  is lost or returned  unrecorded to the Company because of any defect  therein,  the
Company  shall  prepare  a  substitute  Assignment,   Assignment  Agreement  and
Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1, as applicable,  or cure such defect,  as the case may be, and cause such  Assignment  or Assignment
Agreement and Amendment of Security Instrument to be recorded in accordance with this paragraph.  The Company shall promptly  deliver or cause to be delivered to the applicable  person  described in Section 2.01(b) any Assignment,  substitute
Assignment, or Assignment Agreement and Amendment of Security Instrument or Form
UCC-3 or Form UCC-1,  as  applicable,  (or copy thereof)  recorded in connection with this  paragraph  with evidence of recording  indicated  thereon at the time

                                       35

specified in Section  2.01(c).  In connection  with its servicing of Cooperative
Loans, the Master Servicer will use its best efforts to file timely continuation statements  with regard to each financing  statement and assignment  relating to
Cooperative  Loans as to which the  related  Cooperative  Apartment  is  located outside of the State of New York.

        If the Company  delivers to the Trustee or to the Custodian on behalf of the Trustee any Mortgage  Note,  Obligation  to Pay,  Assignment  Agreement  and
Amendment of Security Instrument or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage
Note,  Obligation  to  Pay,  Assignment  Agreement  and  Amendment  of  Security
Instrument  and Assignment of Mortgage in the name of the Trustee in conjunction with the Interim  Certification  issued by the  Custodian,  as  contemplated  by
Section 2.02.

        In connection with the assignment of any Mortgage Loan registered on the
MERS(R) System,  the Company further agrees that it will cause, at the Company's own expense,  within 30 Business Days after the Closing Date, the MERS(R) System to indicate  that such  Mortgage  Loans have been assigned by the Company to the
Trustee   in   accordance   with  this   Agreement   for  the   benefit  of  the
Certificateholders  by including  (or  deleting,  in the case of Mortgage  Loans which are  repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans.  The Company further agrees that it will not, and will not permit the Master  Servicer to, and the Master Servicer agrees that it will not,  alter the codes  referenced in this paragraph with respect to any  Mortgage  Loan  during  the term of this  Agreement  unless  and until such
Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (e) (See Section 2.01(e) of the Standard Terms).

        (f) It is intended that the  conveyance by the Company to the Trustee of
the   Mortgage   Loans  as  provided  for  in  this  Section  2.01  be  and  the
Uncertificated  REMIC  Regular  Interests,  if any (as  provided  for in Section
2.06),  be  construed  as a sale by the Company to the  Trustee of the  Mortgage
Loans and any  Uncertificated  REMIC  Regular  Interests  for the benefit of the
Certificateholders.  Further,  it is not intended that such conveyance be deemed to be a pledge  of the  Mortgage  Loans  and any  Uncertificated  REMIC  Regular
Interests by the Company to the Trustee to secure a debt or other  obligation of the Company.  Nonetheless,  (a) this Agreement is intended to be and hereby is a security  agreement  within  the  meaning  of  Articles  8 and 9 of the New York
Uniform  Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be,  and hereby  is,  (1) a grant by the  Company  to the  Trustee of a security interest in all of the  Company's  right  (including  the power to convey  title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles,  payment intangibles,  accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit,  advices of credit and investment property and other property of whatever kind or description  now existing or hereafter  acquired  consisting of,  arising from or relating to any of the following:  (A) the Mortgage  Loans, including (i) with respect to each Cooperative  Loan, the related Mortgage Note,
Security   Agreement,   Assignment  of  Proprietary  Lease,   Cooperative  Stock
Certificate  and  Cooperative  Lease,  (ii) with respect to each Sharia Mortgage

                                       36

Loan, the related Sharia Mortgage Loan Security Instrument, Sharia Mortgage Loan
Co-Ownership Agreement, Obligation to Pay and Assignment Agreement and Amendment
of Security  Instrument,  (iii) with respect to each  Mortgage Loan other than a
Cooperative  Loan or a Sharia  Mortgage  Loan,  the  related  Mortgage  Note and
Mortgage, and (iv) any insurance policies and all other documents in the related
Mortgage  File,  (B) all  amounts  payable  pursuant  to the  Mortgage  Loans in accordance  with  the  terms  thereof,  (C)  any  Uncertificated  REMIC  Regular
Interests and (D) all proceeds of the conversion,  voluntary or involuntary,  of the foregoing into cash,  instruments,  securities or other property,  including without  limitation  all  amounts  from  time to time  held or  invested  in the
Certificate  Account  or the  Custodial  Account,  whether  in the form of cash, instruments,  securities or other  property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential  Funding's right (including the power to convey title thereto), title and interest, whether now  owned  or  hereafter  acquired,  in and to the  property  described  in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the
Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, any  Custodian  on behalf of the  Trustee or any other  agent of the  Trustee of
Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles,  negotiable documents,  goods, deposit accounts, letters of credit,  advices of credit,  investment  property,  certificated  securities  or chattel  paper  shall be deemed to be  "possession  by the  secured  party,"  or possession  by a purchaser or a person  designated  by such secured  party,  for purposes of perfecting the security  interest  pursuant to the Minnesota Uniform
Commercial  Code  and  the  Uniform  Commercial  Code  of any  other  applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313,
9-314  and  9-106  thereof);  and (d)  notifications  to  persons  holding  such property,  and  acknowledgments,  receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries,  bailees or agents of, or persons holding for (as  applicable)  the Trustee  for the  purpose of  perfecting  such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the
Trustee  shall,  to  the  extent  consistent  with  this  Agreement,  take  such reasonable  actions as may be necessary to ensure that, if this  Agreement  were
determined  to  create  a  security   interest  in  the  Mortgage   Loans,   any
Uncertificated  REMIC Regular Interests and the other property  described above, such security  interest would be determined to be a perfected  security interest of first priority under applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing,  or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the  effectiveness of any original filings  necessary under the Uniform
Commercial  Code as in effect  in any  jurisdiction  to  perfect  the  Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated  REMIC
Regular  Interests,  as evidenced by an  Officers'  Certificate  of the Company, including  without  limitation (x) continuation  statements,  and (y) such other statements  as may be  occasioned  by (1) any  change  of  name  of  Residential
Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee,  if occasioned by a change in the Trustee's  name),  (2)
any change of type or jurisdiction of organization of Residential Funding or the
Company,  (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential  Funding or the Company in any Uncertificated REMIC Regular Interest.

                                       37

        (g) The Master  Servicer hereby  acknowledges  the receipt by it of each
Initial  Monthly  Payment  Fund.  The Master  Servicer  shall hold each  Initial
Monthly  Payment  Fund in the  Custodial  Account and shall  include the related
Initial Monthly Payment Fund in the Available  Distribution  Amount for the each
Loan Group for the initial Distribution Date. Notwithstanding anything herein to the  contrary,  neither  Initial  Monthly  Payment Fund shall be an asset of any
REMIC.  To the extent that either  Initial  Monthly  Payment Fund  constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,  (2) it shall be owned by the Seller and (3)
amounts  transferred by any REMIC to such Initial  Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of
Section 1.860G-2(h) of the Treasury Regulations.

        (h) (See Section 2.01(h) of the Standard Terms).

        (i) In connection with such assignment,  and contemporaneously  with the delivery of this  Agreement,  the Company  delivered  or caused to be  delivered hereunder to the Trustee,  the Yield  Maintenance  Agreements  (the  delivery of which shall  evidence that the fixed  payment for each of the Yield  Maintenance
Agreements  has been paid and the  Trustee  and the  Trust  Fund  shall  have no further  payment  obligation  thereunder  and that such fixed  payment  has been authorized hereby).

                                       38

        Section  2.02   Acceptance by Trustee.

        The Trustee  acknowledges  receipt (or,  with respect to Mortgage  Loans
subject  to  a  Custodial  Agreement,   and  based  solely  upon  a  receipt  or
certification executed by the Custodian,  receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section
2.01(b)(i)  above  (except  that for  purposes of such  acknowledgement  only, a
Mortgage  Note may be endorsed in blank) and declares  that it, or the Custodian as its  agent,  holds  and will  hold such  documents  and the  other  documents constituting  a part of the Custodial  Files  delivered to it, or a Custodian as its agent,  and the rights of  Residential  Funding  with respect to any Pledged
Assets,  Additional  Collateral  and the Surety  Bond  assigned  to the  Trustee pursuant  to Section  2.01,  in trust for the use and benefit of all present and future  Certificateholders.  The Trustee or Custodian  (the  Custodian  being so
obligated   under  a   Custodial   Agreement)   agrees,   for  the   benefit  of
Certificateholders,  to review each  Custodial  File delivered to it pursuant to
Section  2.01(b)  within 45 days after the Closing  Date to  ascertain  that all required  documents  (specifically as set forth in Section  2.01(b)),  have been executed and  received,  and that such  documents  relate to the Mortgage  Loans identified  on the  Mortgage  Loan  Schedule,  as  supplemented,  that have been conveyed  to it, and to  deliver  to the  Trustee a  certificate  (the  "Interim
Certification")  to the  effect  that all  documents  required  to be  delivered pursuant to Section  2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except  for any  exceptions  listed  on  Schedule  A  attached  to such  Interim
Certification. Upon delivery of the Custodial Files by the Company or the Master
Servicer,  the Trustee shall  acknowledge  receipt (or, with respect to Mortgage
Loans  subject to a  Custodial  Agreement,  and based  solely  upon a receipt or certification executed by the Custodian,  receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section
2.01(c) above.

        If  the  Custodian,  as the  Trustee's  agent,  finds  any  document  or documents  constituting  a part of a Custodial  File to be missing or defective, the  Trustee  shall  promptly  so notify the Master  Servicer  and the  Company.
Pursuant to Section 2.3 of the Custodial  Agreement,  the Custodian  will notify the Master Servicer,  the Company and the Trustee of any such omission or defect found by it in respect of any Custodial  File held by it in respect of the items reviewed by it pursuant to the Custodial  Agreement.  If such omission or defect materially and adversely  affects the interests of the  Certificateholders,  the
Master  Servicer shall promptly notify  Residential  Funding of such omission or defect and  request  Residential  Funding to  correct or cure such  omission  or defect  within 60 days from the date the Master  Servicer  was  notified of such omission  or defect and, if  Residential  Funding  does not correct or cure such omission or defect within such period,  require  Residential Funding to purchase such  Mortgage  Loan from the Trust Fund at its Purchase  Price,  within 90 days from the date the Master  Servicer  was  notified  of such  omission  or defect;
provided  that if the  omission or defect  would cause the  Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase  must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan shall be deposited by the Master  Servicer in the  Custodial  Account  maintained by it pursuant to
Section 3.07 and,  upon receipt by the Trustee of written  notification  of such deposit signed by a Servicing Officer,  the Master Servicer,  the Trustee or the
Custodian,  as the  case may be,  shall  release  the  contents  of any  related
Mortgage  File in its  possession  to the owner of such  Mortgage  Loan (or such owner's designee), and the Trustee shall execute and deliver such instruments of transfer or  assignment  prepared by the Master  Servicer,  in each case without

                                       39

recourse,  as shall be necessary to vest in Residential  Funding or its designee any Mortgage Loan released  pursuant  hereto and  thereafter  such Mortgage Loan shall  not be part of the Trust  Fund.  It is  understood  and  agreed  that the obligation of Residential Funding to so cure or purchase any Mortgage Loan as to which a material  and adverse  defect in or omission of a  constituent  document exists  shall  constitute  the sole  remedy  respecting  such defect or omission
available   to   Certificateholders   or   the   Trustee   on   behalf   of  the
Certificateholders.

        Section  2.03   Representations, Warranties and Covenants of the Master
                        Servicer and the Company.

        (a) The Master  Servicer  hereby  represents and warrants to the Trustee for the benefit of the Certificateholders that:

                (i) The Master Servicer is a corporation duly organized, validly existing and in good standing  under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any  Mortgaged  Property  is located to the  extent  necessary  to ensure the  enforceability  of each Mortgage Loan in accordance with the terms of this Agreement;

                (ii) The execution and delivery of this  Agreement by the Master
        Servicer  and its  performance  and  compliance  with the  terms of this
        Agreement  will  not  violate  the  Master  Servicer's   Certificate  of
        Incorporation  or Bylaws or  constitute a material  default (or an event which,  with  notice  or lapse of time,  or  both,  would  constitute  a material  default)  under,  or result in the  material  breach  of,  any material  contract,  agreement or other  instrument  to which the Master
        Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                (iii) This Agreement, assuming due authorization,  execution and delivery by the Trustee and the Company,  constitutes a valid, legal and binding  obligation of the Master  Servicer,  enforceable  against it in accordance  with the terms  hereof  subject  to  applicable  bankruptcy, insolvency,  reorganization,  moratorium  and other laws  affecting  the enforcement of creditors' rights generally and to general  principles of equity,  regardless  of whether  such  enforcement  is  considered  in a proceeding in equity or at law;

                (iv) The Master  Servicer is not in default  with respect to any order or decree of any court or any order,  regulation  or demand of any federal,  state,  municipal or governmental  agency, which default might have  consequences  that  would  materially  and  adversely  affect  the condition  (financial or other) or operations of the Master  Servicer or
        its  properties  or  might  have   consequences  that  would  materially
        adversely affect its performance hereunder;

                (v) No  litigation  is  pending  or,  to the best of the  Master
        Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its  obligations under this Agreement;

                (vi) The Master Servicer will comply in all material respects in the  performance  of  this  Agreement  with  all  reasonable  rules  and requirements of each insurer under each Required Insurance Policy;

                                       40

                (vii)  No  information,  certificate  of an  officer,  statement furnished in writing or report  delivered to the Company,  any Affiliate of the  Company  or the  Trustee  by the Master  Servicer  will,  to the knowledge  of the Master  Servicer,  contain any untrue  statement  of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                (viii) The Master Servicer has examined each existing,  and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each  designated  Subservicer  are acceptable to the Master Servicer and any new  Subservicing  Agreements  will  comply with the  provisions  of
        Section 3.02; and

                (ix) The Master  Servicer is a member of MERS in good  standing, and will comply in all material  respects with the rules and  procedures of MERS in connection  with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Custodial Files to the Trustee or the Custodian.

Upon discovery by either the Company,  the Master  Servicer,  the Trustee or the
Custodian  of a breach  of any  representation  or  warranty  set  forth in this
Section  2.03(a) which  materially  and  adversely  affects the interests of the
Certificateholders in any Mortgage Loan, the party discovering such breach shall give  prompt  written  notice  to the  other  parties  (the  Custodian  being so obligated under a Custodial  Agreement).  Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all  material  respects or (ii) to the extent that such breach is with respect to a Mortgage  Loan or a related  document,  purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section
2.02;  provided  that if the omission or defect would cause the Mortgage Loan to be other than a  "qualified  mortgage" as defined in Section  860G(a)(3)  of the
Code,  any such cure or repurchase  must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a  representation  and warranty set forth in this Section 2.03(a)
available   to  the   Certificateholders   or  the  Trustee  on  behalf  of  the
Certificateholders.

        (b) The Company  hereby  represents  and warrants to the Trustee for the benefit of  Certificateholders  that as of the Closing  Date (or,  if  otherwise specified below, as of the date so specified):

                (i) No Mortgage Loan is 30 or more days Delinquent in payment of principal  and interest as of the Cut-off Date and no Mortgage  Loan has been so  Delinquent  more than once in the 12-month  period prior to the
        Cut-off Date;

                                       41

                (ii) The  information  set  forth in  Exhibit  One  hereto  with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true  and  correct  in all  material  respects  at the  date or dates respecting which such information is furnished;

                (iii)  The  Mortgage  Loans  are  fully-amortizing  (subject  to interest only periods,  if applicable),  fixed-rate  mortgage loans with level  Monthly  Payments due, with respect to a majority of the Mortgage
        Loans,  on the  first  day of  each  month  and  terms  to  maturity  at origination or modification of not more than 30 years;

                (iv) To the  best of the  Company's  knowledge,  subject  to the exceptions  described in the second  following  sentence,  if a Mortgage
        Loan is secured by a Mortgaged  Property with a  Loan-to-Value  Ratio at origination  in excess of 80%,  such  Mortgage  Loan is the subject of a
        Primary  Insurance  Policy  that  insures (a) at least 35% of the Stated
        Principal   Balance  of  the  Mortgage  Loan  at   origination   if  the
        Loan-to-Value  Ratio is between 100.00% and 95.01%,  (b) at least 30% of the Stated Principal  Balance of the Mortgage Loan at origination if the
        Loan-to-Value  Ratio is between  95.00% and 90.01%,  (c) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and
        (d) at least 12% of such balance if the  Loan-to-Value  Ratio is between
        85.00% and 80.01%.  To the best of the  Company's  knowledge,  each such
        Primary  Insurance Policy is in full force and effect and the Trustee is entitled  to the  benefits  thereunder.  Three  of the  mortgage  loans, representing 0.1% of the mortgage loans with an LTV ratio at origination in excess of 80%, will be insured by a primary mortgage insurance policy covering less than the amounts described in the preceding sentence,  and five of the mortgage loans, representing 0.1% of the mortgage loans with an LTV ratio at origination in excess of 80%, will be uninsured.

                (v) The issuers of the Primary Insurance  Policies are insurance companies whose claims-paying abilities are currently acceptable to each
        Rating Agency;

                (vi) No more than 1.8% of the Group I Loans by aggregate  Stated
        Principal  Balance  as of the  Cut-off  Date are  secured  by  Mortgaged
        Properties  located in any one zip code area in California,  and no more than 1.6% of the Group I Loans by aggregate Stated Principal  Balance as of the Cut-off Date are secured by Mortgaged  Properties  located in any one zip code area outside California;  no more than 0.5% of the Group II
        Loans by aggregate Stated  Principal  Balance as of the Cut-off Date are
        secured  by  Mortgaged  Properties  located  in any one zip code area in
        California,  and no more than  0.4% of the  Group II Loans by  aggregate
        Stated Principal Balance as of the Cut-off Date are secured by Mortgaged
        Properties located in any one zip code area outside California;

                (vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance
        Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain
        such  casualty  insurance  at  the  Mortgagor's   expense,  and  on  the
        Mortgagor's  failure to do so,  authorizes the holder of the Mortgage to obtain and maintain  such  insurance at the  Mortgagor's  expense and to seek reimbursement therefor from the Mortgagor;

                (viii) Immediately prior to the assignment of the Mortgage Loans to the  Trustee,  the  Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge,  lien,  encumbrance or  security  interest  (other  than  rights to  servicing  and  related compensation)  and such assignment  validly  transfers  ownership of the
        Mortgage  Loans to the  Trustee  free and  clear  of any  pledge,  lien, encumbrance or security interest;

                                       42

                (ix) No more  than  52.49%  of the  Group I Loans  by  aggregate
        Stated Principal Balance as of the Cut-off Date were underwritten  under a reduced loan documentation program, no more than 15.74% of the Group I
        Loans by aggregate Stated Principal  Balance as of the Cut-off Date were underwritten  under a no-stated income program,  and no more than 12.71%
        of the Group I Loans by  aggregate  Stated  Principal  Balance as of the
        Cut-off Date were  underwritten  under a no income/no asset program;  no more than  45.18% of the Group II Loans by  aggregate  Stated  Principal
        Balance as of the Cut-off  Date were  underwritten  under a reduced loan documentation  program,  no more  than  14.73%  of the Group II Loans by
        aggregate  Stated  Principal   Balance  as  of  the  Cut-off  Date  were
        underwritten  under a no-stated income program,  and no more than 15.75%
        of the  Group II Loans  were  underwritten  under a no  income/no  asset program;

                (x) Except  with  respect to no more than  25.58% of the Group I
        Loans by aggregate Stated Principal  Balance as of the Cut-off Date, and
        no more than 26.82% of the Group II Loans by aggregate  Stated Principal
        Balance as of the Cut-off Date,  the Mortgagor  represented  in its loan application with respect to the related Mortgage Loan that the Mortgaged
        Property would be owner-occupied;

                (xi) None of the Mortgage Loans is a Buy-Down Mortgage Loan;

                (xii) Each Mortgage Loan constitutes a qualified  mortgage under
        Section  860G(a)(3)(A)  of the Code  and  Treasury  Regulations  Section
        1.860G-2(a)(1),   (2),  (4),  (5)  and  (6),  without  reliance  on  the
        provisions of Treasury  Regulation  Section  1.860G-2(a)(3)  or Treasury
        Regulation  Section  1.860G-2(f)(2)  or any other  provision  that would
        allow  a  Mortgage  Loan  to  be  treated  as  a  "qualified   mortgage"
        notwithstanding   its  failure  to  meet  the  requirements  of  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury    Regulation   Section
        1.860G-2(a)(1), (2), (4), (5) and (6);

                (xiii)  A policy  of title  insurance  was  effective  as of the closing of each  Mortgage  Loan and is valid and  binding and remains in full force and effect,  unless the Mortgaged  Properties  are located in the State of Iowa and an  attorney's  certificate  has been  provided as described in the Program Guide;

                (xiv)  No more  than  0.07% of the  Group I Loans  by  aggregate
        Stated  Principal  Balance as of the Cut-off Date, and no more than 0.4%
        of the Group II Loans, are Cooperative Loans;

                (xv) With  respect  to each  Mortgage  Loan  originated  under a
        "streamlined"  Mortgage  Loan program  (through  which no new or updated appraisals of Mortgaged  Properties are obtained in connection  with the refinancing thereof), the related Seller has represented that either (a)
        the value of the related Mortgaged  Property as of the date the Mortgage
        Loan was  originated  was not  less  than  the  appraised  value of such property at the time of origination  of the refinanced  Mortgage Loan or
        (b) the  Loan-to-Value  Ratio  of the  Mortgage  Loan as of the  date of
        origination  of  the  Mortgage  Loan   generally   meets  the  Company's
        underwriting guidelines;

                                       43

                (xvi)  Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

                (xvii)  None  of the  Mortgage  Loans  contain  in  the  related
        Mortgage File a Destroyed Mortgage Note;

                (xviii)   None  of  the   Mortgage   Loans  have  been  made  to
        International  Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

                (xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States)
        sovereign government; and

                (xx) None of the Mortgage Loans is an Additional Collateral Loan
        and none of the Mortgage Loans is a Pledged Asset Loan.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Custodial Files to the Trustee or any Custodian.

        Upon discovery by any of the Company,  the Master Servicer,  the Trustee
or the Custodian of a breach of any of the  representations  and  warranties set forth  in this  Section  2.03(b)  that  materially  and  adversely  affects  the interests of the  Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (the Custodian being so obligated under the Custodial  Agreement);  provided,  however, that in the event of a breach of the  representation  and  warranty set forth in Section
2.03(b)(xii),  the party  discovering  such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of  breach,  the  Company  shall  either  (i) cure such  breach in all  material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase
Price and in the manner set forth in Section  2.02;  provided  that the  Company shall have the option to  substitute  a Qualified  Substitute  Mortgage  Loan or
Loans  for such  Mortgage  Loan if such  substitution  occurs  within  two years following the Closing Date;  provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in Section
860G(a)(3) of the Code,  any such cure or  repurchase  must occur within 90 days from the date  such  breach  was  discovered.  Any  such  substitution  shall be effected  by the  Company  under the same terms and  conditions  as  provided in
Section 2.04 for  substitutions  by  Residential  Funding.  It is understood and agreed that the  obligation of the Company to cure such breach or to so purchase or  substitute  for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy  respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

                                       44

        Section  2.04   Representations and Warranties of Sellers.  (See Section
                        2.04 of the Standard Terms)

        Section  2.05   Execution and  Authentication  of  Certificates/Issuance
                        of Certificates Evidencing Interests in REMIC I
                        Certificates.

        The Trustee  acknowledges the assignment to it of the Mortgage Loans and the  delivery  of the  Custodial  Files to it, or the  Custodian  on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC,  receipt of which is  hereby  acknowledged.  Concurrently  with  such  delivery  and  in  exchange therefor,  the Trustee,  pursuant to the written request of the Company executed by an officer of the Company,  has executed and caused to be  authenticated  and delivered  to or upon the order of the  Company  the Class R-I  Certificates  in authorized  denominations which together with the Uncertificated REMIC I Regular
Interests, evidence the beneficial interest in REMIC I.

        Section  2.06   Conveyance of Uncertificated REMIC I Regular Interests;
                        Acceptance by the Trustee.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof,  does hereby assign without  recourse all the right,  title and  interest  of the  Company  in and to the  Uncertificated  REMIC  I  Regular
Interests  to the  Trustee  for the  benefit  of the  Holders  of each  Class of
Certificates (other than the Class R-I Certificates).  The Trustee  acknowledges receipt of the  Uncertificated  REMIC I Regular  Interests  and declares that it holds and will hold the same in trust for the  exclusive  use and benefit of all present and future Holders of each Class of  Certificates  (other than the Class
R-I  Certificates).  The rights of the  Holders  of each  Class of  Certificates
(other  than the Class  R-I  Certificates)  to  receive  distributions  from the proceeds of REMIC II in respect of such Classes,  and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this
Agreement.

        Section 2.07    Issuance of Certificates Evidencing Interest in
                        REMIC II.

        The Trustee  acknowledges  the  assignment  to it of the  Uncertificated
REMIC I Regular Interests and, concurrently  therewith and in exchange therefor, pursuant  to the written  request of the  Company  executed by an officer of the
Company,  the Trustee has executed and caused to be authenticated  and delivered to or upon the order of the Company, all Classes of Certificates (other than the
Class  R-I  Certificates)  in  authorized  denominations,   which  evidence  the
ownership in the entire REMIC II.

        Section 2.08    Purposes and Powers of the Trust. (See Section 2.08 of
                        the Standard Terms).

        Section 2.09    Agreement Regarding Ability to Disclose.

               The Company,  the Master  Servicer and the Trustee  hereby agree, notwithstanding any other express or implied agreement to the contrary, that any and all Persons,  and any of their respective  employees,  representatives,  and other agents may disclose,  immediately upon commencement of discussions, to any and all Persons,  without  limitation  of any kind,  the tax  treatment  and tax

                                       45

structure of the transaction  and all materials of any kind (including  opinions or other tax  analyses)  that are  provided to any of them  relating to such tax treatment  and tax  structure.  For purposes of this  paragraph,  the terms "tax treatment"  and "tax  structure"  are  defined  under  Treasury  Regulation  ss.
1.6011-4(c).

                                       46

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

               Section 3.01     Master Servicer to Act as Servicer. (See Section
                                3.01 of the Standard Terms)

               Section 3.02     Subservicing Agreements Between Master Servicer
                                and Subservicers;  Enforcement of Subservicers'
                                and Sellers' Obligations.  (See Section 3.02 of
                                the Standard Terms)

               Section 3.03     Successor Subservicers.  (See Section 3.03 of
                                the Standard Terms)

               Section 3.04     Liability of the Master Servicer.  (See Section
                                3.04 of the Standard Terms)

               Section 3.05     No  Contractual Relationship Between Subservicer
                                and Trustee  or Certificateholders. (See Section
                                3.05 of the Standard Terms)

               Section 3.06     Assumption or Termination of Subservicing
                                Agreements by Trustee.  (See Section
                                3.06 of the Standard Terms)

               Section 3.07     Collection  of Certain Mortgage  Loan  Payments;
                                Deposits to Custodial  Account. (See Section
                                3.07 of the Standard Terms)

               Section 3.08     Subservicing  Accounts;  Servicing  Accounts.
                                (See  Section  3.08 of the Standard Terms)

               Section 3.09     Access to Certain  Documentation and Information
                                Regarding the Mortgage  Loans.  (See Section
                                3.09 of the Standard Terms)

               Section 3.10     Permitted Withdrawals from  the Custodial
                                Account.  (See  Section  3.10 of the
                                Standard Terms)

               Section 3.11     Maintenance  of the  Primary Insurance Policies;
                                Collections  Thereunder.  (See Section 3.11 of
                                the Standard Terms)

               Section 3.12     Maintenance  of Fire Insurance and Omissions and
                                Fidelity  Coverage.  (See Section 3.12 of the
                                Standard Terms)

               Section 3.13     Enforcement  of Due-on-Sale  Clauses; Assumption
                                and  Modification  Agreements;  Certain
                                Assignments.  (See Section 3.13 of the Standard
                                Terms)

               Section 3.14     Realization  Upon  Defaulted  Mortgage  Loans.
                               (See  Section 3.14 of the Standard Terms)

                                       47

               Section 3.15    Trustee to Cooperate; Release of Custodial Files.

        (a) Upon becoming  aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master  Servicer of a notification  that payment in full will be escrowed in a manner  customary for such purposes,  the Master  Servicer will immediately  notify the Trustee (if it holds the related Custodial File) or the Custodian by a  certification  of a Servicing  Officer (which  certification shall  include a  statement  to the effect  that all  amounts  received or to be received in  connection  with such payment which are required to be deposited in the  Custodial  Account  pursuant  to  Section  3.07  have  been  or  will be so deposited),  substantially  in one of the  forms  attached  as  Exhibit F to the
Standard  Terms,  or, in the case of the Custodian,  an electronic  request in a form  acceptable to the  Custodian,  requesting  delivery to it of the Custodial
File. Within two Business Days of receipt of such certification and request, the
Trustee shall release, or cause the Custodian to release,  the related Custodial
File to the Master  Servicer.  The Master  Servicer is authorized to execute and deliver to the Mortgagor the request for  reconveyance,  deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the
Mortgage, together with the Mortgage Note with, as appropriate, written evidence of  cancellation  thereon and to cause the removal from the  registration on the
MERS(R)  System of such  Mortgage and to execute and  deliver,  on behalf of the
Trustee and the  Certificateholders  or any of them, any and all  instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance  shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee,  a certificate of a Servicing Officer  substantially in one of the forms attached as Exhibit F to the Standard Terms, or, in the case of the
Custodian,  an  electronic  request  in a  form  acceptable  to  the  Custodian, requesting  that  possession of all, or any document  constituting  part of, the
Custodial  File be  released to the Master  Servicer  and  certifying  as to the reason for such release and that such release will not  invalidate any insurance coverage  provided in respect of the Mortgage Loan under any Required  Insurance
Policy.  Upon receipt of the foregoing,  the Trustee shall deliver, or cause the
Custodian to deliver,  the Custodial File or any document  therein to the Master
Servicer.  The Master  Servicer  shall cause each Custodial File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the  Trustee  when the need  therefor by the Master  Servicer no longer  exists, unless (i) the Mortgage Loan has been  liquidated and the  Liquidation  Proceeds relating to the Mortgage Loan have been  deposited in the  Custodial  Account or
(ii) the Custodial File or such document has been delivered  directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of  initiating  or pursuing  legal action or other proceedings for the foreclosure of the Mortgaged  Property either  judicially or non-judicially,  and the Master  Servicer  has  delivered  directly or through a
Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document was delivered and the purpose or purposes of such delivery.  In the event of the liquidation  of a Mortgage  Loan,  the  Trustee  shall  deliver  the Request for
Release with respect  thereto to the Master Servicer upon deposit of the related
Liquidation Proceeds in the Custodial Account.

                                       48

        (c) The Trustee or the Master  Servicer on the  Trustee's  behalf  shall execute and deliver to the Master Servicer,  if necessary,  any court pleadings, requests for trustee's sale or other  documents  necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment  against any Mortgagor on the Mortgage Note or Mortgage or to obtain a  deficiency  judgment,  or to  enforce  any  other  remedies  or rights provided by the Mortgage  Note or Mortgage or  otherwise  available at law or in equity.  Together  with such  documents or pleadings (if signed by the Trustee), the Master  Servicer  shall deliver to the Trustee a certificate  of a Servicing
Officer  requesting  that such pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the Trustee will not  invalidate any insurance  coverage  under  any  Required  Insurance  Policy  or  invalidate  or otherwise affect the lien of the Mortgage,  except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

               Section 3.16     Servicing and Other  Compensation;  Compensating
                                Interest.  (See Section 3.16 of the Standard
                                Terms)

               Section 3.17     Reports to the Trustee and the Company.  (See
                                Section 3.17 of the Standard Terms)

               Section 3.18     Annual  Statement as to Compliance and Servicing
                                Assessment.  (See Section 3.18 of the Standard
                                Terms)

               Section 3.19     Annual Independent Public Accountants' Servicing
                                Report.  (See Section 3.19 of the Standard
                                Terms)

               Section 3.20     Rights of the  Company in Respect of the Master
                                Servicer.  (See  Section  3.20 of the Standard
                                Terms)

               Section 3.21     Administration of Buydown Funds.  (See Section
                                3.21 of the Standard Terms)

               Section 3.22     Advance Facility.  (See Section 3.22 of the
                                Standard Terms)

                                       49

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

        Section  4.01   Certificate Account.  (See Section 4.01 of the Standard
                        Terms).

        Section  4.02   Distributions.

        (a) On each  Distribution  Date the  Master  Servicer  on  behalf of the
Trustee (or the Paying Agent  appointed by the Trustee) shall  distribute to the
Master Servicer,  in the case of a distribution pursuant to Section 4.02(a)(iii)
below, and to each Certificateholder of record on the next preceding Record Date
(other than as  provided  in Section  9.01  respecting  the final  distribution)
either in  immediately  available  funds (by wire  transfer or otherwise) to the account of such  Certificateholder  at a bank or other entity having appropriate facilities  therefor,  if such  Certificateholder  has so  notified  the  Master
Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder has not so notified the Master  Servicer or the Paying Agent by the Record Date,
by  check  mailed  to such  Certificateholder  at the  address  of  such  Holder appearing in the  Certificate  Register  such  Certificateholder's  share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V  Certificates),  shall be based on the aggregate of the Percentage
Interests  represented  by  Certificates  of the  applicable  Class held by such
Holder or (B) with respect to any Subclass of the Class A-V Certificates,  shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority  (subject to the  provisions of Section  4.02(b),  (c) and (e)
below), in each case to the extent of the related Available  Distribution Amount remaining:

                (i) (X) from the Available  Distribution  Amount related to Loan
        Group I, to the holders of the Group I Senior  Certificates (other than, on or prior to the Accretion  Termination Date, the Accrual Certificates
        to the extent of the Accrual Distribution  Amount),  Accrued Certificate
        Interest on such Classes of  Certificates  for such  Distribution  Date, plus any Accrued Certificate  Interest thereon remaining unpaid from any previous  Distribution  Date except as provided in the last paragraph of this Section 4.02(a);

                        (Y) from the Available  Distribution  Amount related  to
        Loan Group II, together with the Yield Maintenance  Payments which shall be applied in accordance with Sections  4.02(f) and 4.09, to the holders of the Group II Senior  Certificates,  Accrued  Certificate  Interest on
        such  Classes  of  Certificates  for such  Distribution  Date,  plus any
        Accrued Certificate  Interest thereon remaining unpaid from any previous
        Distribution  Date  except as  provided  in the last  paragraph  of this
        Section 4.02(a); and

                        (Z) from  the  Available  Distribution  Amount   derived
        from the related  Loan  Group,  on a parity  with the  distributions  in
        Sections  4.02(a)(i)(X) and 4.02(a)(i)(Y),  as applicable,  to the Class
        A-V Certificates (or Subclasses, if any) in proportion to the respective amounts of Accrued  Certificate  Interest thereon derived from each Loan

                                       50

        Group,  Accrued  Certificate  Interest on the Class A-V Certificates (or
        Subclasses,  if any) with respect to such  Distribution Date and derived from the related  Loan  Group,  plus any  Accrued  Certificate  Interest thereon  remaining  unpaid  from any  previous  Distribution  Date  with respect to such Loan Group  except as provided in the last  paragraph of this Section 4.02(a);

                (ii) (X) to the  Class  A-P  Certificates,  from  the  Available
        Distribution Amount for the respective Loan Groups, the sum of Class A-P
        Principal  Distribution  Amounts for both Loan Groups (applied to reduce the Certificate Principal Balance of the Class A-P Certificates);

                        (Y) [Reserved]

                        (Z) to the Senior Certificates  (other than the Interest
        Only Certificates and Class A-P Certificates) of each Certificate Group, from the Available Distribution Amount for the related Loan Group in the priorities  and  amounts  set forth in Section  4.02(b),  the sum of the following (applied to reduce the Certificate  Principal Balances of such
        Senior Certificates, as applicable):

                        (A) the related Senior Percentage  for such Distribution
Date and Loan Group, as applicable, times the sum of the following:

                             (1) the principal  portion of each Monthly  Payment
                      due during  the  related  Due  Period on each  Outstanding
                      Mortgage  Loan in the related  Loan Group  (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan, if any), whether  or  not  received  on or  prior  to  the  related
                      Determination  Date,  minus the  principal  portion of any
                      Debt Service  Reduction  (other than the related  Discount
                      Fraction  of the  principal  portion of such Debt  Service
                      Reductions  with respect to each Discount  Mortgage  Loan)
                      which  together with other  Bankruptcy  Losses exceeds the
                      Bankruptcy Amount;

                             (2) the Stated  Principal  Balance of any  Mortgage
                      Loan in the  related  Loan  Group  repurchased  during the preceding  calendar  month  (or  deemed  to  have  been so repurchased in accordance with Section  3.07(b))  pursuant to Section 2.02,  2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the  substitution of a Deleted  Mortgage Loan in such
                      Loan Group  pursuant  to Section  2.03 or 2.04  during the preceding  calendar month (other than the related Discount
                      Fraction of such  Stated  Principal  Balance or  shortfall with respect to each Discount Mortgage Loan, if any); and

                             (3) the principal  portion of all other unscheduled
                      collections (other than Principal  Prepayments in Full and
                      Curtailments  and amounts  received in  connection  with a
                      Cash  Liquidation  or REO  Disposition  of a Mortgage Loan
                      described  in  Section  4.02(a)(ii)(Z)(B)  of this  Series
                      Supplement,   including   without   limitation   Insurance
                      Proceeds,  Liquidation  Proceeds  and REO  Proceeds)  with respect to the related  Loan Group,  including  Subsequent

                                       51

                      Recoveries,  received during the preceding  calendar month
                      (or deemed to have been so  received  in  accordance  with
                      Section  3.07(b))  to the  extent  applied  by the  Master
                      Servicer  as   recoveries  of  principal  of  the  related
                      Mortgage  Loan  pursuant to Section  3.14 of the  Standard
                      Terms  (other  than the related  Discount  Fraction of the principal  portion of such unscheduled  collections,  with respect to each  Discount  Mortgage  Loan,  if any, in the related Loan Group);

                      (B) with respect to each Mortgage Loan in the related Loan
               Group for which a Cash Liquidation or a REO Disposition  occurred during  the  preceding  calendar  month  (or was  deemed  to have occurred during such period in accordance with Section 3.07(b) of the  Standard  Terms) and did not  result in any  Excess  Special
               Hazard Losses,  Excess Fraud Losses,  Excess Bankruptcy Losses or
               Extraordinary  Losses,  an amount  equal to the lesser of (a) the related Senior  Percentage for such  Distribution  Date times the
               Stated  Principal  Balance of such  Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance,  with respect  to each  Discount  Mortgage  Loan)  and (b) the  related
               Senior Accelerated  Distribution Percentage for such Distribution
               Date times the related unscheduled collections (including without limitation  Insurance  Proceeds,  Liquidation  Proceeds  and  REO
               Proceeds)  to the  extent  applied  by  the  Master  Servicer  as recoveries of principal of the related  Mortgage Loan pursuant to
               Section 3.14 of the  Standard  Terms (in each case other than the portion  of  such  unscheduled  collections,  with  respect  to a
               Discount Mortgage Loan,  included in clause (C) of the definition of Class A-P Principal Distribution Amount);

                      (C) the related Senior Accelerated Distribution Percentage for such  Distribution  Date times the aggregate of all Principal
               Prepayments  in Full  with  respect  to the  related  Loan  Group received in the related  Prepayment  Period and Curtailments with respect to the  related  Loan  Group  received  in the  preceding calendar month (other than the related Discount  Fraction of such
               Principal  Prepayments in Full and Curtailments,  with respect to each Discount Mortgage Loan in the related Loan Group);

                      (D) any portion of the Excess Subordinate Principal Amount for such  Distribution  Date  allocated with respect to such Loan
               Group;

                      (E) amounts allocated to the related Certificate Group, as applicable, pursuant to Section 4.02(j); and

                      (F) any amounts described in subsection  (ii)(Y),  clauses
               (A), (B) and (C) of this Section  4.02(a),  as determined for any previous Distribution Date, which remain unpaid after application of amounts previously  distributed pursuant to this clause (F) to the extent  that such  amounts are not  attributable  to Realized
               Losses which have been allocated to the Subordinate Certificates;
               minus

                                       52

                      (G) the related  Capitalization  Reimbursement  Amount for such Distribution  Date, other than the related Discount Fraction of any portion of that amount  related to each Discount  Mortgage
               Loan,  if  any,  in  the  related  Loan  Group,  multiplied  by a
               fraction,   the  numerator  of  which  is  the  Senior  Principal
               Distribution  Amount,  without  giving effect to this clause (G), and  the  denominator  of  which  is the  sum  of  the  principal distribution  amounts  for all  Classes of  related  Certificates other than the Class A-P Certificates, payable from the Available
               Distribution  Amount for the related  Loan Group  without  giving effect to any  reductions  for the  Capitalization  Reimbursement
               Amount;

                (iii) if the Certificate  Principal  Balances of the Subordinate
        Certificates  relating to a Loan Group have not been reduced to zero, to the Master  Servicer or a  Subservicer,  by remitting for deposit to the
        Custodial  Account,  to  the  extent  of and in  reimbursement  for  any
        Advances or  Subservicer  Advances  previously  made with respect to any related Mortgage Loan or REO Property which remain unreimbursed in whole or in part  following the Cash  Liquidation  or REO  Disposition of such
        Mortgage  Loan or REO  Property,  minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special
        Hazard  Losses,   Excess  Fraud  Losses,  Excess  Bankruptcy  Losses  or
        Extraordinary Losses;

                (iv) to the Holders of the Class M-1  Certificates,  the Accrued
        Certificate  Interest  thereon  for  such  Distribution  Date,  plus any
        Accrued Certificate  Interest thereon remaining unpaid from any previous
        Distribution Date, except as provided below;

                (v) to the  Holders  of the  Class M-1  Certificates,  an amount equal to (x) the  Subordinate  Principal  Distribution  Amount  for such
        Class of Certificates  for each Loan Group for such  Distribution  Date, minus (y) the  amount of any Class A-P  Collection  Shortfalls  for such
        Distribution  Date or  remaining  unpaid for all  previous  Distribution
        Dates,  to the extent the  amounts  available  pursuant to clause (x) of
        Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) of this Series
        Supplement  are  insufficient  therefor,  applied  in  reduction  of the
        Certificate Principal Balance of the Class M-1 Certificates;

                (vi) to the Holders of the Class M-2  Certificates,  the Accrued
        Certificate  Interest  thereon  for  such  Distribution  Date,  plus any
        Accrued Certificate  Interest thereon remaining unpaid from any previous
        Distribution Date, except as provided below;

                (vii) to the  Holders of the Class M-2  Certificates,  an amount equal to (x) the  Subordinate  Principal  Distribution  Amount  for such
        Class of Certificates  for each Loan Group for such  Distribution  Date, minus (y) the  amount of any Class A-P  Collection  Shortfalls  for such
        Distribution  Date or  remaining  unpaid for all  previous  Distribution
        Dates,  to the extent the  amounts  available  pursuant to clause (x) of
        Sections  4.02(a) (ix),  (xi),  (xiii),  (xiv) and (xv) are insufficient therefor,  applied in reduction of the Certificate  Principal Balance of the Class M-2 Certificates;

                (viii) to the Holders of the Class M-3 Certificates, the Accrued
        Certificate  Interest  thereon  for  such  Distribution  Date,  plus any
        Accrued Certificate  Interest thereon remaining unpaid from any previous
        Distribution Date, except as provided below;

                                       53

                (ix) to the  Holders  of the Class M-3  Certificates,  an amount equal to (x) the  Subordinate  Principal  Distribution  Amount  for such
        Class of  Certificates  for each Loan Group for such  Distribution  Date minus (y) the  amount of any Class A-P  Collection  Shortfalls  for such
        Distribution  Date or  remaining  unpaid for all  previous  Distribution
        Dates,  to the extent the  amounts  available  pursuant to clause (x) of
        Sections 4.02(a)(xi),  (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate  Principal  Balance of the Class
        M-3 Certificates;

                (x) to the  Holders of the Class B-1  Certificates,  the Accrued
        Certificate  Interest  thereon  for  such  Distribution  Date,  plus any
        Accrued Certificate  Interest thereon remaining unpaid from any previous
        Distribution Date, except as provided below;

                (xi) to the  Holders  of the Class B-1  Certificates,  an amount equal to (x) the  Subordinate  Principal  Distribution  Amount  for such
        Class of  Certificates  for each Loan Group for such  Distribution  Date minus (y) the  amount of any Class A-P  Collection  Shortfalls  for such
        Distribution  Date or  remaining  unpaid for all  previous  Distribution
        Dates,  to the extent the  amounts  available  pursuant to clause (x) of
        Sections  4.02(a)(xiii),  (xiv)  and  (xv)  are  insufficient  therefor, applied in reduction of the Certificate  Principal  Balance of the Class
        B-1 Certificates;

                (xii) to the Holders of the Class B-2 Certificates,  the Accrued
        Certificate  Interest  thereon  for  such  Distribution  Date,  plus any
        Accrued Certificate  Interest thereon remaining unpaid from any previous
        Distribution Date, except as provided below;

                (xiii) to the Holders of the Class B-2  Certificates,  an amount equal to (x) the  Subordinate  Principal  Distribution  Amount  for such
        Class of  Certificates  for each Loan Group for such  Distribution  Date minus (y) the  amount of any Class A-P  Collection  Shortfalls  for such
        Distribution  Date or  remaining  unpaid for all  previous  Distribution
        Dates,  to the extent the  amounts  available  pursuant to clause (x) of
        Sections  4.02(a)(xiv)  and (xv) are insufficient  therefor,  applied in reduction  of  the  Certificate  Principal  Balance  of  the  Class  B-2
        Certificates;

                (xiv) to the  Holders of the Class B-3  Certificates,  an amount
        equal  to  (x)  the  Accrued  Certificate   Interest  thereon  for  such
        Distribution  Date,  plus  any  Accrued  Certificate   Interest  thereon
        remaining unpaid from any previous Distribution Date, except as provided below,  minus (y) the amount of any Class A-P Collection  Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution
        Dates,  to the extent the  amounts  available  pursuant to clause (x) of
        Section 4.02(a)(xv) are insufficient therefor;

                (xv) to the  Holders  of the Class B-3  Certificates,  an amount equal to (x) the  Subordinate  Principal  Distribution  Amount  for such
        Class of  Certificates  for each Loan Group for such  Distribution  Date minus (y) the  amount of any Class A-P  Collection  Shortfalls  for such
        Distribution  Date or  remaining  unpaid for all  previous  Distribution
        Dates applied in reduction of the Certificate  Principal  Balance of the
        Class B-3 Certificates;

                                       54

                (xvi)  to  the  Senior  Certificates,  on a pro  rata  basis  in accordance  with  their  respective  outstanding  Certificate  Principal
        Balances, the portion, if any, of the Available Distribution Amounts for the related  Loan Group  remaining  after the  foregoing  distributions, applied to reduce the  Certificate  Principal  Balances  of such  Senior
        Certificates, but in no event more than the aggregate of the outstanding
        Certificate   Principal   Balances   of  each   such   Class  of  Senior
        Certificates,  and  thereafter,  to each  Class of  related  Subordinate
        Certificates then outstanding beginning with such Class with the Highest
        Priority,  any portion of the  related  Available  Distribution  Amounts remaining  after the  related  Senior  Certificates  have been  retired, applied to reduce the Certificate  Principal  Balance of each such Class of  related  Subordinate  Certificates,  but in no event  more  than the
        outstanding   Certificate  Principal  Balance  of  each  such  Class  of
        Subordinate Certificates; and

                (xvii) to the Class R-II Certificates,  the balance,  if any, of the Available Distribution Amounts for all Loan Groups.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate  Certificates are no longer outstanding,  the related  Senior  Certificates,  Accrued  Certificate  Interest
thereon   remaining  unpaid  from  any  previous   Distribution   Date  will  be
distributable  only to the extent that (1) a shortfall in the amounts  available to pay Accrued Certificate Interest on any Class of Certificates results from an interest rate reduction in connection with a Servicing Modification, or (2) such unpaid Accrued  Certificate  Interest was  attributable  to interest  shortfalls relating to the failure of the Master Servicer to make any required Advance,  or the  determination  by the Master Servicer that any proposed  Advance would be a
Nonrecoverable  Advance  with  respect to the related  Mortgage  Loan where such
Mortgage  Loan  has  not yet  been  the  subject  of a Cash  Liquidation  or REO
Disposition  or the related  Liquidation  Proceeds,  Insurance  Proceeds and REO
Proceeds have not yet been distributed to the Certificateholders.

        (b)  Distributions  of  principal  on the  Senior  Certificates  on each
Distribution Date will be made as follows:

                (i) the Class A-P  Principal  Distribution  Amount for each Loan
        Group  shall be  distributed  to the Class A-P  Certificates,  until the
        Certificate Principal Balance thereof has been reduced to zero;

                (ii) [Reserved]

                (iii) an  amount  equal  to the  Senior  Principal  Distribution
        Amount for Loan Group I shall be distributed as follows:

                        (A)  first,  to the  Class R-I  Certificates,  until the
                Certificate Principal Balance thereof has been reduced to zero

                        (B)  second,   the  balance  of  the  Senior   Principal
                Distribution  Amount remaining after the distributions,  if any, described in clause  (b)(iii)(A)  above shall be  distributed in the following manner and priority:

                                       55

                                (a)  first,  to the  Class  I-A-4  Certificates,
                        until the Certificate Principal Balance thereof has been
                        reduced  to zero,  in an  amount  equal  to the  Lockout
                        Percentage  of the Class  I-A-4  Certificates'  pro rata
                        share  (based  on  the  Certificate   Principal  Balance
                        thereof  relative  to  the  aggregate  Stated  Principal
                        Balance  of the  Mortgage  Loans in Loan  Group I (other
                        than the Discount  Fractions  of the  Discount  Mortgage
                        Loans  in  Loan  Group  I))  of  the  aggregate  of  the
                        collections  described in clauses (A), (B), (C), (D) and
                        (E) (net of amounts  set forth in clause (F)) of Section
                        4.02(a)(ii)(Z)  with  respect to Loan  Group I,  without
                        application  of the  Senior  Percentage  or  the  Senior
                        Accelerated Distribution Percentage with respect to Loan
                        Group I; provided, however, that if the aggregate of the
                        amounts set forth in clauses (A),  (B), (C), (D) and (E)
                        (net of  amounts  set  forth in clause  (F)) of  Section
                        4.02(a)(ii)(Z) with respect to Loan Group I is more than
                        the  balance  of  the  Available   Distribution   Amount
                        remaining after the Senior Interest  Distribution Amount
                        and the Class A-P  Principal  Distribution  Amount  with
                        respect  to Loan  Group  I have  been  distributed,  the
                        amount paid to the Class I-A-4 Certificates  pursuant to
                        this Section  4.02(b)(iii)(B)(a)  shall be reduced by an
                        amount equal to the Class I-A-4  Certificates'  pro rata
                        share (based on the Certificate Principal Balance of the
                        Class  I-A-4  Certificates  relative  to  the  aggregate
                        Certificate  Principal  Balance  of the  Group I  Senior
                        Certificates) of such difference;

                                (b)  second,  sequentially  to the  Class  I-A-1
                        Certificates  and  Class  I-A-2  Certificates,  in  that
                        order,  in each  case  until the  Certificate  Principal
                        Balance thereof has been reduced to zero; and

                                (c)  third,  to the  Class  I-A-4  Certificates,
                        until the Certificate Principal Balance thereof has been
                        reduced to zero; and

                (iv) an amount equal to the Senior Principal Distribution Amount for Loan Group II shall be distributed as follows:

                        (A)  first,  to the Class R-II  Certificates,  until the
                Certificate  Principal Balance thereof has been reduced to zero;
                and

                        (B)  second,   the  balance  of  the  Senior   Principal
                Distribution  Amount  for Loan  Group  II  remaining  after  the distributions,  if any,  described  in clause  (b)(iv)(A)  above shall be distributed concurrently as follows:

                                (a)  10.9422428054%  of  such  amount  shall  be
                        distributed to the Class II-A-15 Certificates, until the
                        Certificate  Principal  Balance thereof has been reduced
                        to zero;

                                (b)  89.0577571946%  of  such  amount  shall  be
                        distributed in the following manner and priority:

                                       56

                                    (1) first,  concurrently to the Class II-A-4
                            Certificates and Class II-A-10 Certificates, in each
                            case until the Certificate Principal Balance thereof
                            has been reduced to zero,  in an amount equal to the
                            Lockout  Percentage  of the Class  II-A-4  and Class
                            II-A-10  Certificates'  pro rata share (based on the
                            aggregate   Certificate   Principal  Balance  therof
                            relative to the aggregate Stated  Principal  Balance
                            of the Mortgage  Loans in Loan Group II, (other than
                            the  Discount  Fractions  of the  Discount  Mortgage
                            Loans in Loan  Group  II)) of the  aggregate  of the
                            collections  described in clauses (A), (B), (C), (D)
                            and (E) (net of amounts  set forth in clause (F)) of
                            Section  4.02(a)(ii)(Z)  with  respect to Loan Group
                            II, without  application of the Senior Percentage or
                            the Senior Accelerated  Distribution Percentage with
                            respect to Loan Group II; provided, however, that if
                            the  aggregate  of the  amounts set forth in clauses
                            (A), (B), (C), (D) and (E) (net of amounts set forth
                            in  clause  (F))  of  Section   4.02(a)(ii)(Z)  with
                            respect to Loan Group II is more than the balance of
                            the Available  Distribution  Amount  remaining after
                            the  Senior  Interest  Distribution  Amount  and the
                            Class A-P Principal Distribution Amount with respect
                            to Loan Group II have been  distributed,  the amount
                            paid to the  Class  II-A-4  Certificates  and  Class
                            II-A-10   Certificates   pursuant  to  this  Section
                            4.02(b)(iv)(B)(b)(1)  shall be  reduced by an amount
                            equal  to  the  Class   I-A-4   and   Class   I-A-10
                            Certificates'   pro  rata   share   (based   on  the
                            Certificate  Principal  Balance of the Class  II-A-4
                            and  Class  II-A-10  Certificates  relative  to  the
                            aggregate Certificate Principal Balance of the Group
                            II Senior Certificates) of such difference;

                                     (2) second,  an amount  equal to the lesser
                            of (x) 99.99% of the balance of the Senior Principal
                            Distribution  Amount  for Loan  Group  II  remaining
                            after  distributions,  if any,  described  in clause
                            (b)(iv)(B)(b)(1) above, and (y) $1,807,482, shall be
                            distributed as follows:

                                        (i)  26.2569009454% of such amount shall
                                be distributed to the Class II-A-3 Certificates,
                                until the Certificate  Principal Balance thereof
                                has been reduced to zero; and

                                        (ii) 73.7430990546% of such amount shall
                                be  distributed  in  the  following  manner  and
                                priority:

                                                   a.  an  amount  equal  to the
                                            lesser of (x)  99.99% of the  amount
                                            described          in         clause
                                            (b)(iv)(B)(b)(2)(ii)  above, and (y)
                                            $760,255   to  the   Class   II-A-18
                                            Certificates,  until the Certificate
                                            Principal  Balance  thereof has been
                                            reduced to zero;

                                       57

                                                   b.  to  the   Class   II-A-11
                                            Certificates   and   Class   II-A-12
                                            Certificates, on a pro rata basis in
                                            accordance  with  their   respective
                                            Certificate    Principal   Balances,
                                            until  the   Certificate   Principal
                                            Balances  thereof  have been reduced
                                            to zero; and

                                                   c.  to  the   Class   II-A-18
                                            Certificates  until the  Certificate
                                            Principal  Balance  thereof has been
                                            reduced to zero;

                                    (3) third, to the Class II-A-1, Class II-A-5
                             and Class II-A-7 Certificates,  on a pro rata basis
                             in  accordance  with their  respective  Certificate
                             Principal Balances, until the Certificate Principal
                             Balances thereof have been reduced to zero; and

                                    (4) fourth, concurrently as follows:

                                        (i)  26.2569009494564%  of  such  amount
                                shall  be   distributed   to  the  Class  II-A-3
                                Certificates,  until the  Certificate  Principal
                                Balance thereof has been reduced to zero; and

                                        (ii) 73.7430990546% of such amount shall
                                be distributed as follows:

                                                    a.  to  the  Class   II-A-18
                                            Certificates, an amount equal to the
                                            lesser of (x)  99.99% of the  amount
                                            described          in         clause
                                            (b)(iv)(B)(b)(4)(ii)  above, and (y)
                                            the excess of (i) $760,255 over (ii)
                                            the    amount    paid   in    clause
                                            (b)(iv)(B)(b)(2)(ii)a.  above, until
                                            the  Certificate  Principal  Balance
                                            thereof has been reduced to zero;

                                                    b.  to  the  Class   II-A-11
                                            Certificates   and   Class   II-A-12
                                            Certificates, on a pro rata basis in
                                            accordance  with  their   respective
                                            Certificate    Principal   Balances,
                                            until  the   Certificate   Principal
                                            Balances  thereof  have been reduced
                                            to zero; and

                                                    c.  to  the  Class   II-A-18
                                            Certificates  until the  Certificate
                                            Principal  Balance  thereof has been
                                            reduced to zero;

                                    (5) fifth, to the Class II-A-9  Certificates
                             and Class II-A-14 Certificates, on a pro rata basis
                             in  accordance  with their  respective  Certificate
                             Principal Balances, until the Certificate Principal
                             Balances thereof have been reduced to zero; and

                                       58

                                    (6) sixth, to the Class II-A-4  Certificates
                             and Class II-A-10 Certificates, on a pro rata basis
                             in  accordance  with their  respective  Certificate
                             Principal Balances, until the Certificate Principal
                             Balances thereof have been reduced to zero.

        (c)  Notwithstanding  Section  4.02(b),  on or after the Credit  Support
Depletion  Date, an amount equal to the Class A-P  Distribution  Amount for each
Loan Group will be distributed to the Class A-P Certificates and then the Senior
Principal  Distribution Amount for the related Loan Group will be distributed to the remaining Senior  Certificates in the related  Certificate Group pro rata in accordance with their respective outstanding Certificate Principal Balances.

        (d) After the  reduction of the  Certificate  Principal  Balances of all
Classes of Senior  Certificates of a Certificate  Group to zero but prior to the
Credit Support  Depletion Date, such Senior  Certificates will be entitled to no
further   distributions  of  principal  thereon  and  the  applicable  Available
Distribution  Amount will be distributed  solely to the holders of the Class A-P
Certificates,  the Class A-V Certificates and the Subordinate  Certificates,  in
each case as described herein.

        (e) In  addition to the  foregoing  distributions,  with  respect to any
Subsequent  Recoveries,  the Master  Servicer  shall deposit such funds into the
Custodial  Account  pursuant  to Section  3.07(b)(iii).  If,  after  taking into account such  Subsequent  Recoveries,  the amount of a Realized Loss is reduced, the  amount of such  Subsequent  Recoveries  will be  applied  to  increase  the
Certificate  Principal  Balance of the Class of Subordinate  Certificates with a
Certificate  Principal  Balance  greater  than  zero  with the  highest  payment priority to which Realized Losses,  other than Excess Bankruptcy Losses,  Excess
Fraud Losses,  Excess Special Hazard Losses and Extraordinary  Losses, have been allocated,  but not by more  than  the  amount  of  Realized  Losses  previously allocated to that Class of Certificates  pursuant to Section 4.05. The amount of any remaining  Subsequent  Recoveries  will be applied to increase from zero the
Certificate  Principal  Balance of the Class of Certificates with the next lower payment priority,  up to the amount of Realized Losses  previously  allocated to that Class of  Certificates  pursuant to Section 4.05. Any remaining  Subsequent
Recoveries  will in turn be  applied  to  increase  from  zero  the  Certificate
Principal  Balance  of the Class of  Certificates  with the next  lower  payment priority up to the amount of Realized Losses previously  allocated to that Class
of  Certificates   pursuant  to  Section  4.05,  and  so  on.  Holders  of  such
Certificates  will  not be  entitled  to  any  payment  in  respect  of  Accrued
Certificate  Interest on the amount of such  increases for any Interest  Accrual
Period  preceding the Interest  Accrual Period that relates to the  Distribution
Date on which such increase  occurs.  Any such increases shall be applied to the
Certificate  Principal  Balance of each  Certificate of such Class in accordance with its respective Percentage Interest.

        (f) On each Distribution Date, (i) the related Yield Maintenance Payment will  be  distributed  to the  Class  II-A-1,  Class  II-A-5  and  Class  II-A-7
Certificates,  as  applicable,  as  part  of the  Accrued  Certificate  Interest thereon,  and (ii) the related Yield  Maintenance  Agreement  Excess Amount with respect to the Class II-A-1 and Class II-A-5  Certificates will be released from the related  Reserve Funds and paid to Credit Suisse  Securities  (USA) LLC. Any amounts remaining in the Reserve Fund relating to the Class II-A-7  Certificates on the earlier to occur of (A) the Distribution Date in January 2009 and (B) the
date on which the Certificate Principal Balance of the Class II-A-7 Certificates
is reduced to zero,  will be released  from such Reserve Fund and paid to Credit
Suisse Securities (USA) LLC.

                                       59

        (g) Each distribution with respect to a Book-Entry  Certificate shall be paid to the Depository,  as Holder thereof,  and the Depository  shall be solely responsible for crediting the amount of such distribution to the accounts of its
Depository   Participants  in  accordance  with  its  normal  procedures.   Each
Depository  Participant shall be responsible for disbursing such distribution to the  Certificate  Owners that it represents  and to each indirect  participating brokerage firm (a "brokerage  firm") for which it acts as agent.  Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents.  None of the Trustee, the Certificate Registrar,  the Company or the
Master Servicer shall have any responsibility therefor.

        (h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final  distribution with respect to any Class of Certificates will be made on a future  Distribution Date, the Master Servicer shall, no later than 40 days prior to such final  Distribution  Date, notify the Trustee and the
Trustee shall,  not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final  distribution,  distribute,  or cause to be  distributed,  to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon  presentation and surrender of such  Certificates at the office of the
Trustee or as otherwise specified therein,  and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.
In the event that  Certificateholders  required to surrender their  Certificates pursuant  to  Section  9.01(c) do not  surrender  their  Certificates  for final cancellation,  the Trustee shall cause funds  distributable with respect to such
Certificates  to be  withdrawn  from the  Certificate  Account and credited to a separate escrow account for the benefit of such  Certificateholders  as provided in Section 9.01(d).

        (i) On any  Distribution  Date  prior to the  occurrence  of the  Credit
Support  Depletion  Date  that  occurs  after  the  reduction  of the  aggregate
Certificate  Principal  Balance of the Group I Senior  Certificates  or Group II
Senior Certificates to zero, the outstanding  Certificates relating to the other of Group I Senior Certificates or Group II Senior  Certificates,  as applicable, will be entitled to receive 100% of the  mortgagor  prepayments  on the Mortgage
Loans in the Loan Group related to the  Certificate  Group that has been reduced to zero. Such amounts  allocated to a Certificate Group shall be treated as part of the related  Available  Distribution  Amount and  distributed  as part of the related Senior Principal  Distribution  Amount in accordance with the priorities set forth in Section 4.02(b) above, in reduction of such  Certificate  Principal
Balances.  Notwithstanding  the  foregoing,  the  remaining  Certificates  in  a
Certificate Group will not be entitled to receive  mortgagor  prepayments on the
Mortgage Loans in the Loan Group related to the Certificate  Group that has been reduced to zero if the following two conditions are satisfied:  (1) the weighted average of the  Subordinate  Percentages for both Loan Group I and Loan Group II for such  Distribution  Date,  weighted  on the  basis of the  Stated  Principal
Balances of the Mortgage Loans in the related Loan Group,  is at least two times the weighted average of the initial  Subordinate  Percentages for both such Loan
Groups,  calculated on that basis and (2) the outstanding  principal  balance of the Mortgage Loans in both Loan Groups  delinquent 60 days or more averaged over the last six months,  as a percentage of the aggregate  outstanding  Certificate
Principal Balance of the Class M Certificates and Class B Certificates,  is less than 50%.

                                       60

        (j) For any Undercollateralized Certificate Group relating to Loan Group
I or  Loan  Group  II on any  Distribution  Date  prior  to the  Credit  Support
Depletion  Date (i) 100% of the mortgagor  prepayments  allocable to the Class M
Certificates  and Class B Certificates  on the Mortgage Loans in the non-related
Loan Group will be distributed to such Undercollateralized  Certificate Group in accordance  with the  priorities  set forth in Section  4.02(b)  above,  for the related  Senior  Principal  Distribution  Amount,  in reduction of the aggregate
Certificate  Principal Balance of such  Undercollateralized  Certificate  Group, until such aggregate  Certificate  Principal Balance equals the aggregate Stated
Principal  Balance of the  Mortgage  Loans in the related Loan Group and (ii) an amount equal to one month's  interest at the related  Discount Net Mortgage Rate on the related  Undercollateralized Amount will be distributed from that portion of the Available  Distribution Amount for a non-related Loan Group that would be otherwise allocable to the Class M Certificates and Class B Certificates, in the
following priority: first to pay any unpaid interest on such Undercollateralized
Certificate  Group,  pro rata,  and then to pay principal  thereon in the manner described in clause (i) above.

        (k) [Reserved]

        Section  4.03   Statements  to  Certificateholders;  Statements  to the
                        Rating  Agencies;  Exchange  Act Reporting. (See Section
                        4.03 of the Standard Terms)

        Section  4.04   Distribution of Report to the Trustee  and the Company;
                        Advances  by the  Master  Servicer. (See Section 4.04 of
                        the Standard Terms)

        Section  4.05   Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the
total  amount  of  Realized  Losses,   if  any,  that  resulted  from  any  Cash
Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation
or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest  portion of the  Monthly  Payment  due during the  related  Due  Period.  The amount of each
Realized  Loss shall be  evidenced  by an  Officers'  Certificate.  All Realized
Losses,  other than Excess  Special  Hazard Losses,  Excess  Bankruptcy  Losses,
Excess  Fraud  Losses  or  Extraordinary  Losses,  on  Mortgage  Loans  shall be allocated to the Certificates:  first, to the Class B-3 Certificates,  until the
Certificate  Principal Balance thereof has been reduced to zero;  second, to the
Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;  third,  to the Class B-1  Certificates,  until the Certificate
Principal  Balance  thereof has been reduced to zero;  fourth,  to the Class M-3
Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates,  until the Certificate  Principal
Balance thereof has been reduced to zero;  sixth, to the Class M-1 Certificates, until the Certificate  Principal  Balance thereof has been reduced to zero; and, thereafter,  if any such  Realized Loss is on a Discount  Mortgage  Loan, to the
Class A-P  Certificates in an amount equal to the related  Discount  Fraction of the  principal  portion of the  Realized  Loss until the  Certificate  Principal
Balance  of the  Class  A-P  Certificates  has been  reduced  to  zero,  and the remainder of such Realized Losses on the Discount  Mortgage Loans in the related
Loan  Group and the  entire  amount  of such  Realized  Losses  on  Non-Discount

                                       61

Mortgage  Loans in the related  Loan Group will be  allocated  among the Group I
Senior  Certificates  (in the  case of a Group I  Loan),  the  Group  II  Senior
Certificates (in the case of a Group II Loan) and the Class A-V Certificates (in the case of the interest  portion of a Realized  Loss on a Mortgage  Loan in any
Loan Group) on a pro rata basis, as described  below;  provided,  however,  that such Realized Losses otherwise  allocable to the Class II-A-7  Certificates will be allocated to the Senior Support Certificates, until the Certificate Principal
Balance of the Senior Support Certificates has been reduced to zero.

        The  principal  portion  of any Excess  Special  Hazard  Losses,  Excess
Bankruptcy  Losses,  Excess  Fraud Losses and  Extraordinary  Losses on Discount
Mortgage  Loans will be  allocated  to the Class A-P  Certificates  in an amount equal to the related Discount Fraction thereof and the Class I-A Percentage,  or
Class II-A Percentage,  as applicable, of the remainder of the principal portion of such losses on Discount  Mortgage Loans and the Class I-A Percentage or Class
II-A Percentage, as applicable, of the entire amount of the principal portion of such losses on Non-Discount  Mortgage Loans will be allocated to (i) in the case of a Realized Loss on a Group I Loan, the Class I-A  Certificates  and Class R-I
Certificates,  on a pro rata basis, and (ii) in the case of a Realized Loss on a
Group II Loan, the Class II-A Certificates and Class R-II Certificates, on a pro
rata basis.  The remainder of the  principal  portion of such losses on Discount
Mortgage Loans and Non-Discount  Mortgage Loans will be allocated to the Class M
Certificates  and Class B Certificates on a pro rata basis. The interest portion of any Excess Special  Hazard Losses,  Excess  Bankruptcy  Losses,  Excess Fraud
Losses and  Extraordinary  Losses will be allocated to all the Certificates on a pro rata basis in accordance with the respective amounts of Accrued  Certificate
Interest payable from the related Loan Group.

        As used herein,  an  allocation of a Realized Loss on a "pro rata basis"
among two or more specified Classes of Certificates means an allocation on a pro rata  basis,  among the  various  Classes  so  specified,  to each such Class of
Certificates  on the  basis  of their  then  outstanding  Certificate  Principal
Balances prior to giving effect to distributions to be made on such Distribution
Date in the case of the  principal  portion of a  Realized  Loss or based on the
Accrued  Certificate  Interest  thereon  payable  from the related Loan Group in respect of such Distribution  Date (without regard to any Compensating  Interest allocated  to the  Available  Distribution  Amount of such  Loan  Group for such
Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following  sentence,  any allocation of the principal portion of  Realized  Losses  (other  than  Debt  Service  Reductions)  to  a  Class  of
Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such  Distribution  Date;  provided  that no such  reduction  shall  reduce  the aggregate  Certificate  Principal Balance of the Certificates in the Certificate
Group  related  to Loan  Group I or Loan  Group  II,  as  applicable,  below the aggregate  Stated  Principal  Balance of the Mortgage  Loans in the related Loan
Group.  Any allocation of the principal  portion of Realized  Losses (other than
Debt Service  Reductions) to the Subordinate  Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate
Principal  Balance"  and by  operation  of the  provisions  of Section  4.02(a).
Allocations of the interest portions of Realized Losses (other than any interest rate  reduction  resulting  from a  Servicing  Modification)  shall  be  made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate  Interest" and by operation of the provisions of Section  4.02(a).  Allocations  of the  interest  portion of a Realized  Loss resulting  from an  interest  rate  reduction  in  connection  with a  Servicing
Modification  shall be made by operation of the  provisions of Section  4.02(a).
Allocations of the principal portion of Debt Service Reductions shall be made by

                                       62

operation of the  provisions  of Section  4.02(a).  All Realized  Losses and all
other losses  allocated to a Class of  Certificates  hereunder will be allocated among the  Certificates of such Class in proportion to the Percentage  Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued  pursuant to Section  5.01(c),  such Realized  Losses and other losses  allocated to the Class A-V  Certificates  shall be allocated  among such
Subclasses  in  proportion  to the  respective  amounts of  Accrued  Certificate
Interest payable on such  Distribution Date that would have resulted absent such reductions.

        Section  4.06   Reports of Foreclosures and Abandonment of Mortgaged
                        Property.  (See Section 4.06 of the Standard Terms)

        Section  4.07   Optional Purchase of Defaulted Mortgage Loans.  (See
                        Section 4.07 of the Standard Terms)

        Section  4.08   Surety Bond.  (See Section 4.08 of the Standard Terms)

        Section  4.09   Reserve Fund.

        (a) On or before  the  Closing  Date,  the  Trustee  shall  establish  a separate  Reserve  Fund on behalf of the  Holders  of each of the Class  II-A-1,
Class  II-A-5  and  Class  II-A-7  Certificates.  Each  Reserve  Fund must be an
Eligible Account.  Each Reserve Fund shall be entitled  "Reserve Fund,  Deutsche
Bank  Trust  Company  Americas,  as  Trustee  for  the  benefit  of  holders  of
Residential   Accredit   Loans,   Inc.,   Mortgage   Asset-Backed   Pass-Through
Certificates,  Series  2006-QS12",  with the  additional  designation  of "Class
II-A-1   Certificates",   "Class   II-A-5   Certificates"   or   "Class   II-A-7
Certificates",  as  applicable.  The Trustee  shall deposit in each such Reserve
Fund all payments received by it from the Yield Maintenance  Agreement  Provider pursuant to the  related  Yield  Maintenance  Agreement  and the  Trustee  shall enforce  its  rights  under  each  such  Yield  Maintenance  Agreement.  On each
Distribution  Date on or prior to (i) the Distribution Date in January 2009 with respect to the Class II-A-1 Certificates and Class II-A-7 Certificates, and (ii)
on or prior to the  Distribution  Date in April  2018 with  respect to the Class
II-A-5  Certificates,  the Trustee shall remit  amounts  received by it from the
Yield Maintenance  Agreement Provider to the Holders of the Class II-A-1,  Class
II-A-5 or Class II-A-7  Certificates,  as applicable,  in the manner provided in
Section 4.02(f) as it is directed by the Master Servicer.

        (b) Each of the Reserve  Funds is an "outside  reserve  fund" within the meaning of Treasury Regulation ss.1.860G-2(h) and shall be an asset of the Trust
Fund but not an asset of any 2006-QS12 REMIC. The Trustee on behalf of the Trust shall be the nominal owner of each such Reserve Fund.  Credit Suisse  Securities
(USA) LLC shall be the  beneficial  owner of the Reserve  Funds,  subject to the power of the Trustee to distribute  amounts under this Section 4.09.  Amounts in the Reserve  Funds shall be held  uninvested  in a trust  account of the Trustee with no liability for interest or other compensation thereon.

                                       63

                                   ARTICLE V

                                THE CERTIFICATES

                      (SEE ARTICLE V OF THE STANDARD TERMS)

                                       64

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

        Section  6.01   Respective Liabilities of the Company and Master
                        Servicer.  (See Section 6.01 of the  Standard Terms.)

        Section  6.02   Merger  or  Consolidation  of the  Company  or  Master
                        Servicer; Assignment of Rights and Delegation of Duties
                        by the Master Servicer.

        (a) (See Section 6.02(a) of the Standard Terms).

        (b) Any Person  into which the  Company  or the Master  Servicer  may be merged  or  converted  or  with  which  it may be  consolidated,  or any  Person resulting from any merger,  conversion or  consolidation to which the Company or the Master Servicer shall be a party,  or any Person  succeeding to the business of the Company or the Master Servicer,  shall be the successor of the Company or the Master  Servicer,  as the case may be,  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything in this  Section  6.02(b) to the  contrary  notwithstanding;  provided, however,  that the successor or surviving Person to the Master Servicer shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac; and
provided further that each Rating Agency's ratings, if any, of the Senior, Class
M or  Class B  Certificates  in  effect  immediately  prior  to such  merger  or consolidation  will not be qualified,  reduced or withdrawn as a result  thereof
(as evidenced by a letter to such effect from each Rating Agency).

        (c) (See Section 6.02(c) of the Standard Terms).

        (d) Notwithstanding  anything else in this Section 6.02 to the contrary, the  conversion of Residential  Funding  Corporation's  or Residential  Accredit
Loans, Inc.'s organizational  structure from a Delaware corporation to a limited liability  company  shall not  require the consent of any party or notice to any party and shall not in any way affect the rights or  obligations  of Residential
Funding Corporation or Residential Accredit Loans, Inc. hereunder.

        Section  6.03   Limitation on Liability of the Company, Master Servicer
                        and Others.  (See Section 6.03 of the Standard Terms.)

        Section  6.04   Company and Master Servicer Not to Resign.  (See Section
                        6.04 of the Standard Terms.)

                                       65

                                  ARTICLE VII

                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)

                                       66

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

        Section 8.01    Duties of Trustee.  (See Section 8.01 of the
                        Standard Terms)

        Section 8.02    Certain Matters Affecting the Trustee.
                        (See Section 8.02 of the Standard Terms)

        Section 8.03    Trustee Not Liable for Certificates or Mortgage
                        Loans.  (See Section 8.03 of the Standard Terms)

        Section 8.04    Trustee May Own Certificates.  (See Section 8.04
                        of the Standard Terms)

        Section 8.05    Master Servicer to Pay Trustee's Fees and Expenses;
                        Indemnification.  (See Section 8.05 of the Standard
                        Terms)

        Section 8.06    Eligibility Requirements for Trustee.  (See Section 8.06
                        of the Standard Terms)

        Section 8.07    Resignation and Removal of Trustee.  (See Section 8.07
                        of the Standard Terms)

        Section 8.08    Successor Trustee.

        (a) Any  successor  trustee  appointed as provided in Section 8.07 shall execute,  acknowledge and deliver to the Company and to its predecessor  trustee
an  instrument   accepting  such  appointment   hereunder,   and  thereupon  the
resignation  or removal of the  predecessor  trustee shall become  effective and such  successor  trustee,  without any further act,  deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and obligations of its predecessor  hereunder,  with the like effect as if originally  named as trustee herein.  The  predecessor  trustee shall  deliver to the  successor  trustee all
Custodial Files and related documents and statements held by it hereunder (other than any Custodial  Files at the time held by the Custodian,  which shall become the agent of any  successor  trustee  hereunder),  and the  Company,  the Master
Servicer and the predecessor  trustee shall execute and deliver such instruments and do such  other  things as may  reasonably  be  required  for more  fully and certainly  vesting and  confirming  in the  successor  trustee all such  rights, powers, duties and obligations.

        (b) (See Section 8.08(b) of the Standard Terms).

        (c) (See Section 8.08(c) of the Standard Terms).

                                       67

        Section 8.09    Merger or Consolidation of Trustee.  (See Section 8.09
                        of the Standard Terms)

        Section 8.10    Appointment of Co-Trustee or Separate Trustee.  (See
                        Section 8.10 of the Standard Terms)

        Section 8.11    Appointment of Custodian.

        The  Trustee  may,  with the  consent  of the  Master  Servicer  and the
Company,  or shall,  at the  direction  of the Company and the Master  Servicer, appoint custodians who are not Affiliates of the Company, the Master Servicer or
any  Seller to hold all or a  portion  of the  Custodial  Files as agent for the
Trustee,  by entering into a Custodial  Agreement.  Subject to Article VIII, the
Trustee agrees to comply with the terms of each Custodial Agreement with respect to the Custodial  Files and to enforce the terms and provisions  thereof against the related custodian for the benefit of the Certificateholders.  Each custodian shall be a depository  institution  subject to  supervision  by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be  qualified  to do  business in the  jurisdiction  in which it holds any
Custodial File. Each Custodial  Agreement,  with respect to the Custodial Files, may be amended only as provided in Section  11.01.  The Trustee shall notify the
Certificateholders of the appointment of any custodian (other than the custodian appointed as of the Closing Date) pursuant to this Section 8.11.

        Section 8.12    Appointment of Office or Agency.  (See Section 8.12 of
                        the Standard Terms).

                                       68

                                   ARTICLE IX

              TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

        Section 9.01    Optional  Purchase by the Master Servicer of All
                        Certificates; Termination Upon Purchase by the Master
                        Servicer or Liquidation of All Mortgage Loans.

        (a)  Subject  to  Section   9.02,   the   respective   obligations   and
responsibilities  of the Company,  the Master  Servicer and the Trustee  created hereby in respect of the Certificates  (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the  obligation of the Company to send certain  notices as  hereinafter  set forth) shall  terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                (i) the later of the final payment or other  liquidation (or any
        Advance with respect thereto) of the last Mortgage Loan remaining in the
        Trust Fund or the disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                (ii) the purchase by the Master  Servicer of all Mortgage  Loans and all property  acquired in respect of any Mortgage Loan  remaining in the Trust Fund at a price equal to 100% of the unpaid principal  balance of each  Mortgage Loan or, if less than such unpaid  principal  balance, the  fair  market  value  of the  related  underlying  property  of such
        Mortgage Loan with respect to Mortgage  Loans as to which title has been acquired  if such fair market  value is less than such unpaid  principal balance (net of any unreimbursed  Advances attributable to principal) on the day of repurchase plus accrued  interest thereon at the Net Mortgage
        Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage
        Loan) to,  but not  including,  the first day of the month in which such repurchase  price is distributed,  provided,  however,  that in no event shall the trust  created  hereby  continue  beyond the  expiration of 21 years from the death of the last survivor of the  descendants  of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St.
        James's,  living  on the  date  hereof  and  provided  further  that the purchase  price set forth above shall be increased as is  necessary,  as determined  by the Master  Servicer,  to avoid  disqualification  of any portion of any REMIC formed under the Series  Supplement as a REMIC. The purchase  price  paid by the Master  Servicer  shall  also  include  any amounts owed by  Residential  Funding  pursuant to the last paragraph of
        Section 4 of the  Assignment  Agreement  in  respect  of any  liability, penalty or expense that  resulted from a breach of the  Compliance  With
        Laws Representation, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust
Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal
Balance  as  of  the  Final   Distribution  Date,  prior  to  giving  effect  to
distributions to be made on such Distribution  Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                                       69

        If such right is exercised by the Master  Servicer,  the Master Servicer shall be deemed to have been reimbursed for the full amount of any  unreimbursed
Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the  certification  required by
Section 3.15 and the Trustee and the Custodian shall, promptly following payment of the  purchase  price,  release to the Master  Servicer  the  Custodial  Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool
Stated Principal Balance,  prior to giving effect to distributions to be made on such  Distribution  Date, is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans,  the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding  Certificate  Principal Balance of such Certificates plus the sum of Accrued  Certificate  Interest  thereon for the related  Interest Accrual
Period and any previously  unpaid Accrued  Certificate  Interest.  If the Master
Servicer  exercises  this right to purchase the  outstanding  Certificates,  the
Master  Servicer  will  promptly   terminate  the  respective   obligations  and
responsibilities  created hereby in respect of the Certificates pursuant to this
Article IX.

        (b) The Master  Servicer  shall give the  Trustee not less than 40 days'
prior notice of the Distribution  Date on which the Master Servicer  anticipates that the final  distribution  will be made to  Certificateholders  (whether as a result of the  exercise  by the Master  Servicer  of its right to  purchase  the assets  of the  Trust  Fund  or  otherwise)  or on  which  the  Master  Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates).  Notice of any termination specifying the anticipated Final Distribution Date (which shall be a
date  that   would   otherwise   be  a   Distribution   Date)   upon  which  the
Certificateholders  may  surrender  their  Certificates  to the  Trustee  (if so required  by the  terms  hereof)  for  payment  of the  final  distribution  and cancellation  or  notice  of  any  purchase  of  the  outstanding  Certificates, specifying  the  Distribution  Date upon which the Holders may  surrender  their
Certificates  to the Trustee for payment,  shall be given promptly by the Master
Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the  outstanding  Certificates),  or by the Trustee (in any other case) by letter.  Such notice shall be prepared by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding  Certificates),  or by the Trustee (in any other case) and mailed by the  Trustee to the  Certificateholders  not  earlier  than the 15th day and not later  than the 25th day of the month  next  preceding  the month of such  final distribution specifying:

                (i) the  anticipated  Final  Distribution  Date upon which final payment of the Certificates is anticipated to be made upon  presentation and  surrender  of  Certificates  at the office or agency of the Trustee therein  designated where required pursuant to this Agreement or, in the case  of  the  purchase  by  the  Master  Servicer  of  the  outstanding
        Certificates,  the  Distribution  Date on which such  purchase  is to be made,

                (ii) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates,  the purchase price, in either case, if known, and

                                       70

                (iii)  that  the  Record  Date  otherwise   applicable  to  such
        Distribution  Date is not  applicable,  and in the  case  of the  Senior
        Certificates,  or in the case of all of the  Certificates  in connection with the  exercise by the Master  Servicer of its right to purchase  the
        Certificates,  that  payment  will be made  only upon  presentation  and surrender  of the  Certificates  at the office or agency of the  Trustee therein specified.

If the Master  Servicer is  obligated  to give notice to  Certificateholders  as aforesaid,  it shall give such notice to the  Certificate  Registrar at the time such  notice is given to  Certificateholders  and,  if the  Master  Servicer  is
exercising its rights to purchase the  outstanding  Certificates,  it shall give such  notice  to each  Rating  Agency  at the  time  such  notice  is  given  to
Certificateholders.  As a result of the  exercise by the Master  Servicer of its right to  purchase  the  assets of the Trust  Fund,  the Master  Servicer  shall deposit  in the  Certificate  Account,  before  the Final  Distribution  Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund,  computed as provided  above.  As a result of the exercise by the Master Servicer of its right to purchase the outstanding  Certificates,  the
Master Servicer shall deposit in an Eligible Account,  established by the Master
Servicer on behalf of the Trustee and separate from the  Certificate  Account in the name of the Trustee in trust for the registered holders of the Certificates, before the  Distribution  Date on which such purchase is to occur in immediately available  funds an amount  equal to the  purchase  price for the  Certificates, computed as above  provided,  and provide notice of such deposit to the Trustee.
The Trustee will withdraw  from such account the amount  specified in subsection
(c) below.

        (c) In the  case  of the  Senior  Certificates,  upon  presentation  and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class M and Class B Certificates,  upon presentation and surrender of the
Certificates by the  Certificateholders  thereof in connection with the exercise by the Master Servicer of its right to purchase the Certificates,  and otherwise in  accordance  with  Section  4.01(a),  the  Trustee  shall  distribute  to the
Certificateholders  (i) the amount otherwise  distributable on such Distribution
Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates,  or (ii) if the Master
Servicer  elected  to so  repurchase  the  assets  of  the  Trust  Fund  or  the outstanding  Certificates,  an amount determined as follows: (A) with respect to each Certificate the outstanding  Certificate  Principal  Balance thereof,  plus
Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest,  subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates,  any excess of the amounts available for distribution (including the repurchase price specified  in clause  (ii) of  subsection  (a) of this  Section)  over the total amount distributed under the immediately  preceding clause (A).  Notwithstanding the reduction of the Certificate  Principal  Balance of any Class of Subordinate
Certificates  to zero,  such  Class  will be  outstanding  hereunder  until  the termination of the respective  obligations and  responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

        (d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final  Distribution  Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in
the   Certificate   Account   not   distributed   in   final   distribution   to
Certificateholders  to be  withdrawn  therefrom  and  credited to the  remaining
Certificateholders  by depositing such funds in a separate  non-interest bearing escrow  account  for the  benefit  of such  Certificateholders,  and the  Master
Servicer (if it  exercised  its right to purchase the assets of the Trust Fund), or the Trustee (in any other  case)  shall give a second  written  notice to the remaining  Certificateholders  to surrender their  Certificates for cancellation

                                       71

and receive the final  distribution  with respect thereto.  If within six months after the second  notice any  Certificate  shall not have been  surrendered  for cancellation, the Trustee shall take appropriate steps as directed by the Master
Servicer to contact the  remaining  Certificateholders  concerning  surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the  escrow  account.  If  within  nine  months  after  the  second  notice  any
Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts  distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such
Holders. No interest shall accrue or be payable to any  Certificateholder on any amount held in the escrow account or by the Master  Servicer as a result of such
Certificateholder's  failure to surrender its  Certificate(s)  for final payment thereof in accordance with this Section 9.01.

        (e) If any  Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate
Account  deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate  non-interest  bearing escrow account  for the  benefit of such  Certificateholders,  and the Master  Servicer shall give a second written notice to such Certificateholders to surrender their
Certificates  for payment of the purchase price  therefor.  If within six months after the second  notice any  Certificate  shall not have been  surrendered  for cancellation, the Trustee shall take appropriate steps as directed by the Master
Servicer to contact the Holders of such  Certificates  concerning  surrender  of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the  escrow  account.  If  within  nine  months  after  the  second  notice  any
Certificates shall not have been surrendered for cancellation in accordance with this  Section  9.01,  the Trustee  shall pay to the Master  Servicer all amounts distributable  to the Holders thereof and the Master  Servicer shall  thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any  Certificateholder on any amount held in the escrow account or by the  Master  Servicer  as a result  of such  Certificateholder's  failure  to surrender its  Certificate(s)  for payment in accordance with this Section 9.01.
Any  Certificate  that is not  surrendered on the  Distribution  Date on which a purchase  pursuant to this Section 9.01 occurs as provided  above will be deemed to have been  purchased  and the Holder as of such date will have no rights with respect  thereto  except to receive the purchase  price therefor minus any costs and expenses  associated with such escrow account and notices allocated thereto.
Any  Certificates  so  purchased  or  deemed  to  have  been  purchased  on such
Distribution Date shall remain  outstanding  hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the  Certificates  pursuant to this  Article IX. The Master  Servicer shall be for all purposes the Holder thereof as of such date.

        (f) Upon  termination  of the Trust Fund  pursuant to this Section 9.01, the Trustee on behalf of the Trust Fund shall,  under documents  prepared by the
Master  Servicer or Holders of the Class  II-A-1,  Class II-A-5 and Class II-A-7
Certificates, assign without recourse, representation or warranty all the right, title  and  interest  of the  Trustee  and the Trust  Fund in and to each  Yield
Maintenance Agreement to Credit Suisse Securities (USA) LLC.

                                       72

        Section  9.02   Additional Termination Requirements.  (See Section 9.02
                        of the Standard Terms)

        Section  9.03   Termination of Multiple REMICs.  (See Section 9.03 of
                        the Standard Terms)

                                       73

                                   ARTICLE X

                                REMIC PROVISIONS

        Section  10.01  REMIC Administration.  (See Section 10.01 of the
                        Standard Terms)

        Section  10.02  Master Servicer; REMIC Administrator and Trustee
                        Indemnification.  (See Section 10.02 of the Standard
                        Terms)

        Section  10.03  Designation of REMICs.

        The REMIC  Administrator  shall  make an  election  to treat the  entire segregated pool of assets described in the definition of REMIC I, and subject to this Agreement  (including the Mortgage  Loans) as a REMIC ("REMIC I") and shall make an election  to treat the pool of assets  comprised  of the  Uncertificated
REMIC I  Regular  Interests  as a REMIC  ("REMIC  II") for  federal  income  tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests"
in REMIC I and the Class R-I  Certificates  will be the sole class of  "residual interests" in REMIC I for purposes of the REMIC  Provisions (as defined  herein)
under the federal income tax law.

        The Class I-A-1,  Class I-A-2,  Class I-A-3,  Class I-A-4,  Class II-A-1
(exclusive  of any rights to payment of amounts  received  pursuant to the Class
II-A-1 Yield Maintenance  Agreement),  Class II-A-2, Class II-A-3, Class II-A-4,
Class II-A-5 (exclusive of any rights to payment of amounts received pursuant to the Class  II-A-5  Yield  Maintenance  Agreement),  Class  II-A-6,  Class II-A-7
(exclusive  of any rights to payment of amounts  received  pursuant to the Class
II-A-7 Yield Maintenance Agreement),  Class II-A-8, Class II-A-9, Class II-A-10,
Class II-A-11, Class II-A-12, Class II-A-13, Class II-A-14, Class II-A-15, Class
II-A-16,  Class  II-A-17,  Class II-A-18,  Class II-A-19,  Class A-P, Class M-1,
Class M-2, Class M-3, Class B-1,  Class B-2 and Class B-3  Certificates  and the
Uncertificated  REMIC II Regular Interests Z, the rights in and to which will be represented by the Class A-V Certificates,  will be "regular interests" in REMIC
II,  and the  Class  R-II  Certificates  will be the  sole  class  of  "residual interests"  therein for  purposes of the REMIC  Provisions  (as defined  herein)
under federal  income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c) of the Standard Terms, any such Subclass will  represent the  Uncertificated  REMIC II Regular  Interest or
Interests  Z  specified  by the  initial  Holder of the  Class A-V  Certificates pursuant to said Section.

        Section 10.04   Distributions  on the  Uncertificated  REMIC I
                        Regular  Interests  and the  Uncertificated  REMIC II
                        Regular Interests Z.

        (a)On each  Distribution  Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated  REMIC I Regular  Interests,  the
Uncertificated  REMIC I Regular Interest  Distribution  Amounts in the following order of priority to the extent of the Available  Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

                                       74

               (i) Uncertificated Accrued Interest on the Uncertificated REMIC I
        Regular  Interests for such Distribution  Date, plus any  Uncertificated
        Accrued Interest thereon remaining unpaid from any previous Distribution
        Date; and

               (ii) In  accordance  with  the  priority  set  forth  in  Section
        10.04(b),  an  amount  equal to the sum of the  amounts  in  respect  of principal  distributable  on each Class of Certificates  (other than the
        Class R-I  Certificates)  under Section  4.02(a),  as allocated  thereto pursuant to Section 4.02(b).

        (b)The  amount  described  in  Section   10.04(a)(ii)  shall  be  deemed
distributed to each of the Uncertificated  REMIC I Regular Interests (other than the  Uncertificated  REMIC  I  Regular  Interests  Z),  with  the  amount  to be distributed  allocated  among such  interests  in  accordance  with the priority assigned  to each  Related  Class of  Certificates  (other  than the  Class  R-I
Certificates),  respectively,  under Section  4.02(b)  until the  Uncertificated
Principal Balance of each such interest is reduced to zero.

        (c)The  portion  of  the   Uncertificated   REMIC  I  Regular   Interest
Distribution   Amounts  described  in  Section   10.04(a)(ii)  shall  be  deemed
distributed by REMIC I to REMIC II in accordance  with the priority  assigned to the  Uncertificated  REMIC I Regular Interests  relative to that assigned to the
Certificates under Section 4.02(b).

        (d)In determining from time to time the  Uncertificated  REMIC I Regular
Interest  Distribution  Amounts  and  Uncertificated  REMIC II Regular  Interest
Distribution Amounts:

               (i) Realized Losses allocated to the Class A-V Certificates under
        Section 4.05 shall be deemed  allocated to the  Uncertificated  REMIC II
        Regular  Interests Z pro rata  according  to the  respective  amounts of
        Uncertificated   Accrued  Interest  that  would  have  accrued  on  such
        Uncertificated  REMIC II Regular  Interests Z for the Distribution  Date
        for  which  such  allocation  is  being  made  in the  absence  of  such allocation;

               (ii) Realized Losses  allocated to the Class I-A-1,  Class I-A-2,
        Class R-II,  Class M-1,  Class M-2,  Class M-3, Class B-1, Class B-2 and
        Class B-3  Certificates  under Section 4.05 shall be deemed allocated to
        Uncertificated REMIC I Regular Interest L;

               (iii)  Realized  Losses  allocated  to the Class  I-A-3 and Class
        I-A-4  Certificates  under  Section  4.05 shall be deemed  allocated  to
        Uncertificated REMIC I Regular Interest M;

               (iv) Realized Losses  allocated to the Class II-A-1  Certificates under Section 4.05 shall be deemed allocated to  Uncertificated  REMIC I
        Regular Interest N;

               (v) Realized  Losses  allocated to the Class II-A-3  Certificates under Section 4.05 shall be deemed allocated to  Uncertificated  REMIC I
        Regular Interest O;

                                       75

               (vi) Realized Losses allocated to the Class II-A-4, Class II-A-10 and  Class  II-A-17  Certificates  under  Section  4.05  shall be deemed allocated to Uncertificated REMIC I Regular Interest P;

               (vii)  Realized  Losses  allocated  to the Class II-A-5 and Class
        II-A-6  Certificates  under  Section  4.05 shall be deemed  allocated to
        Uncertificated REMIC I Regular Interest Q;

               (viii)  Realized  Losses  allocated to the Class II-A-7 and Class
        II-A-8  Certificates  under  Section  4.05 shall be deemed  allocated to
        Uncertificated REMIC I Regular Interest R;

               (ix) Realized Losses  allocated to the Class II-A-2  Certificates under Section 4.05 shall be deemed allocated to  Uncertificated  REMIC I
        Regular  Interests  N, Q and R pro rata  according  to their  respective
        Uncertificated Principal Balances;

               (x) Realized  Losses  allocated to the Class II-A-9  Certificates under Section 4.05 shall be deemed allocated to  Uncertificated  REMIC I
        Regular Interest S;

               (xi) Realized Losses allocated to the Class II-A-11  Certificates under Section 4.05 shall be deemed allocated to  Uncertificated  REMIC I
        Regular Interest T;

               (xii)  Realized  Losses  allocated to the Class II-A-12 and Class
        II-A-13  Certificates  under  Section 4.05 shall be deemed  allocated to
        Uncertificated REMIC I Regular Interest U;

               (xiii)   Realized   Losses   allocated   to  the  Class   II-A-14
        Certificates   under   Section   4.05  shall  be  deemed   allocated  to
        Uncertificated REMIC I Regular Interest V;

               (xiv)  Realized  Losses  allocated to the Class II-A-15 and Class
        II-A-16  Certificates  under  Section 4.05 shall be deemed  allocated to
        Uncertificated REMIC I Regular Interest W;

               (xv) Realized Losses allocated to the Class II-A-18  Certificates under Section 4.05 shall be deemed allocated to  Uncertificated  REMIC I
        Regular Interest X;

               (xvi) Realized Losses allocated to the Class II-A-19 Certificates under Section 4.05 shall be deemed allocated to  Uncertificated  REMIC I
        Regular  Interests  U, W and X pro rata  according  to their  respective
        Uncertificated Principal Balances;

               (xvii)  Realized Losses  allocated to the Class A-P  Certificates under Section 4.05 shall be deemed allocated to  Uncertificated  REMIC I
        Regular Interest Y; and

                                       76

               (xviii)Realized  Losses allocated to the Uncertificated  REMIC II
        Regular Interests Z under clause (i), above,  shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

        (e)On each  Distribution  Date the Trustee shall be deemed to distribute from REMIC II, in the  priority  set forth in  Sections  4.02(a) and (b), to the
Holders of each Class of  Certificates  (other than the Class R-I  Certificates)
the  amounts  distributable  thereon  from the  Uncertificated  REMIC I  Regular
Interest  Distribution  Amounts  deemed to have been  received  by REMIC II from
REMIC I under this Section 10.04. The amounts deemed distributed  hereunder with respect to the Class A-V  Certificates  shall be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in accordance with their respective  Uncertificated REMIC II Regular Interest Distribution Amounts,
as such  Uncertificated  REMIC II Regular  Interests  Z  comprise  the Class A-V
Certificates.

        (f)Notwithstanding  the deemed distributions on the Uncertificated REMIC
I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

        Section  10.05  Compliance with Withholding Requirements.

        Notwithstanding  any other provision of this  Agreement,  the Trustee or any Paying  Agent,  as  applicable,  shall  comply with all federal  withholding requirements  respecting payments to  Certificateholders,  including interest or original  issue  discount  payments or advances  thereof that the Trustee or any
Paying Agent, as applicable,  reasonably believes are applicable under the Code.
The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying  Agent,  as  applicable,  does  withhold any amount from interest or original issue discount  payments or advances thereof to any Certificateholder pursuant to federal withholding requirements,  the Trustee or any Paying Agent,  as applicable,  shall indicate the amount withheld to such
Certificateholder pursuant to the terms of such requirements.

                                       77

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

        Section  11.01  Amendment.  (See Section 11.01 of the Standard Terms)

        Section  11.02  Recordation of Agreement;  Counterparts.  (See Section
                        11.02 of the Standard Terms)

        Section  11.03  Limitation on Rights of Certificateholders. (See Section
                        11.03 of the Standard Terms)

        Section  11.04  Governing Law. (See Section 11.04 of the Standard Terms)

        Section  11.05  Notices.  All demands and notices  hereunder shall be in writing  and shall be deemed to have been duly  given if
                        personally  delivered at or mailed by  registered  mail,
                        postage prepaid (except for notices to the Trustee which
                        shall be  deemed  to have  been  duly  given  only  when
                        received), to the appropriate address for each recipient
                        listed in the table  below or, in each case,  such other
                        address as may  hereafter be furnished in writing to the
                        Master  Servicer,   the  Trustee  and  the  Company,  as
                        applicable:

---------------------------------- ---------------------------------------------
            RECIPIENT                                ADDRESS
---------------------------------- ---------------------------------------------
Company                            8400 Normandale Lake Boulevard
                                   Suite 250, Minneapolis, Minnesota 55437,
                                   Attention:  President

---------------------------------- ---------------------------------------------
Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                   Attention: Managing Director/Master Servicing

---------------------------------- ---------------------------------------------
Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc.
                                   Series 2006-QS12

                                   The Trustee designates its offices located at
                                   DB Services  Tennessee,  648  Grassmere  Park
                                   Road,   Nashville,   TN   37211-3658,   Attn:
                                   Transfer  Unit,  for the  purposes of Section
                                   8.12 of the Standard Terms

---------------------------------- ---------------------------------------------
Moody's Investors Service, Inc.    99 Church Street, 4th Floor
                                   New York, New York 10004
---------------------------------- ---------------------------------------------

                                       78

---------------------------------- ---------------------------------------------
            RECIPIENT                               ADDRESS
---------------------------------- ---------------------------------------------
Fitch Ratings                      One State Street Plaza
                                   New York, New York 10041

---------------------------------- ---------------------------------------------
Standard & Poor's Ratings          55 Water Street, 40th Floor
Services                           New York, NY 10041-0003

---------------------------------- ---------------------------------------------

Any notice  required or permitted to be mailed to a  Certificateholder  shall be given by first class  mail,  postage  prepaid,  at the address of such holder as shown  in the  Certificate  Register.  Any  notice  so  mailed  within  the time prescribed in this Agreement  shall be  conclusively  presumed to have been duly given, whether or not the Certificateholder receives such notice.

        Section  11.06  Required Notices to Rating Agency and Subservicer.
                        (See Section 11.06 of the Standard Terms)

        Section  11.07  Severability of Provisions. (See Section 11.07 of the
                        Standard Terms)

        Section  11.08  Supplemental Provisions for Resecuritization.  (See
                        Section 11.08 of the Standard Terms)

        Section  11.09  Allocation of Voting Rights.

        90.0%  of  the  Voting  Rights  shall  be  allocated  among  Holders  of
Certificates,   other  than  the  Interest   Only   Certificates   and  Class  R
Certificates, in proportion to the outstanding Certificate Principal Balances of their  respective  Certificates;  1.0% of the Voting  Rights  shall be allocated among the Holders of each Class of Interest Only Certificates in accordance with their  respective  Percentage  Interests;  0.5% of all  Voting  Rights  shall be allocated  among the Holders of the Class R-I  Certificates,  in accordance with their respective  Percentage  Interests;  and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-II  Certificates,  in accordance with their respective Percentage Interests.

        Section 11.10 No Petition.

        The Depositor,  Master  Servicer and the Trustee,  by entering into this
Agreement,  and each  Certificateholder,  by  accepting  a  Certificate,  hereby covenant  and agree that they will not at any time  institute  against the Trust
Fund,  or join in any  institution  against  the Trust Fund of,  any  bankruptcy proceedings  under any United States federal or state  bankruptcy or similar law in  connection  with any  obligation  with respect to the  Certificates  or this
Agreement.

                                       79

        IN WITNESS  WHEREOF,  the Company,  the Master  Servicer and the Trustee
have  caused  their  names to be  signed  hereto  by their  respective  officers thereunto  duly  authorized and their  respective  seals,  duly attested,  to be hereunto affixed, all as of the day and year first above written.

                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                            By:  /s/Christopher Martinez
                                                 Name:   Christopher Martinez
                                                 Title:  Vice President

Attest: /s/Joesph Orning
        Name:   Joseph Orning
        Title:  Vice President

                                            RESIDENTIAL FUNDING CORPORATION
[Seal]

                                            By:  /s/Joseph Orning
                                                 Name:   Joseph Orning
                                                 Title:  Associate

Attest: /s/Christopher Martinez
        Name:   Christopher Martinez
        Title:  Associate

                                            DEUTSCHE BANK TRUST COMPANY
                                            AMERICAS, as Trustee
[Seal]

                                            By:  /s/Amy Stoddard
                                                 Name:   Amy Stoddard
                                                 Title:  Authorized Signer

                                            By:  /s/Melissa Wilman
                                                 Name:   Melissa Wilman
                                                 Title:  Vice President

Attest: /s/ Barbara Campbell
        Name:   Barbara Campbell
        Title:  Vice President

                                       80

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 28th day of September,  2006 before me, a notary public in and for said State, personally appeared Christopher Martinez,  known to me to be
a(n) Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within  instrument,  and also known to me to be the person who executed  it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  /s/Amy Sue Olson
                                                  Notary Public
[Notarial Seal]

                                       81

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 28th day of September,  2006 before me, a notary public in and for said State,  personally  appeared Joseph Orning,  known to me to be a(n)
Associate of  Residential  Funding  Corporation,  one of the  corporations  that executed  the  within  instrument,  and also  known to me to be the  person  who executed  it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                 /s/Amy Sue Olson
                                                 Notary Public
[Notarial Seal]

                                       82

STATE OF CALIFORNIA             )
                                ) ss.:
COUNTY OF ORANGE                )

               On the 28th day of September,  2006 before me, a notary public in and for said State,  personally  appeared Amy  Stoddard,  known to me to be a(n)
Authorized Signer of Deutsche Bank Trust Company Americas,  the New York banking corporation that executed the within instrument,  and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                /s/Diana Nguyen
                                                Notary Public
[Notarial Seal]

STATE OF CALIFORNIA             )
                                ) ss.:
COUNTY OF ORANGE                )

               On the 28th day of September,  2006 before me, a notary public in and for said State, personally appeared _______________,  known to me to be a(n)
_________________ of Deutsche Bank Trust Company Americas,  the New York banking corporation that executed the within instrument,  and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                /s/ Diana Nguyen
                                                Notary Public
[Notarial Seal]

                                       83

                               EXHIBIT ONE-I & II

                             MORTGAGE LOAN SCHEDULE

                               GROUP I & II LOANS

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
10403224      286/286     F                  262,800.00         ZZ
                          360                261,852.14         1
                          8.6250             2044.04            90
                          7.9030             2044.04
PUYALLUP      WA 98374    5                  02/15/06           61
0004553122                05                 04/01/06           25.0000
0004553122                O                  03/01/36
0

10485318      286/286     F                  132,500.00         ZZ
                          360                132,203.15         1
                          7.5000             926.46             77
                          7.2500             926.46
SEVERN        MD 21144    5                  05/01/06           00
0004647486                01                 07/01/06           0.0000
0004647486                N                  06/01/36
0

10494407      U05/G02     F                  100,000.00         ZZ
                          360                100,000.00         4
                          7.5000             625.00             80
                          7.2500             625.00
DAYTON        OH 45406    1                  03/01/06           00
0441217395                05                 05/01/06           0.0000
3000897194                N                  04/01/36
0

10517719      U85/G02     F                  117,000.00         ZZ
                          360                116,486.63         2
                          8.0000             858.50             90
                          7.7500             858.50
KENOSHA       WI 53143    5                  03/10/06           48
0441251295                05                 05/01/06           25.0000
0603100106                N                  04/01/36
0

10520988      Y21/G02     F                  112,500.00         T
                          360                112,106.69         1
                          7.2500             767.45             90
                          7.0000             767.45
DEBARY        FL 32713    5                  05/05/06           11
0441519907                05                 06/01/06           25.0000
206322151                 O                  05/01/36
0

10521610      286/286     F                  148,400.00         ZZ
                          360                148,015.30         1
                          7.5000             1037.64            70
                          7.2500             1037.64
PHILADELPHIA  PA 19119    1                  05/15/06           00
0004647942                05                 07/01/06           0.0000
0004647942                O                  06/01/36
0

10521624      286/286     F                  180,000.00         ZZ
                          360                179,596.72         1
                          7.5000             1258.59            60
                          7.2500             1258.59
HILLSBOROUGH  NJ 08844    5                  05/18/06           00
0004649690                01                 07/01/06           0.0000
0004649690                O                  06/01/36
0

10522044      286/286     F                  87,875.00          ZZ
                          360                87,700.88          1
                          8.5000             675.69             95
                          8.2500             675.69
SPRINGFIELD   IL 62704    1                  05/18/06           01
0004685613                05                 07/01/06           30.0000
0004685613                O                  06/01/36
0

10522314      286/286     F                  96,000.00          ZZ
                          360                95,795.40          1
                          7.7500             687.76             74
                          7.5000             687.76
SAINT LOUIS   MO 63127    5                  05/26/06           00
0004694822                05                 07/01/06           0.0000
0004694822                O                  06/01/36
0

10522364      286/286     F                  96,000.00          ZZ
                          360                95,796.53          2
                          7.8750             696.07             60
                          7.6250             696.07
GROVE CITY    OH 43123    5                  05/31/06           00
0004702603                05                 07/01/06           0.0000
0004702603                N                  06/01/36
0

10522368      286/286     F                  96,000.00          ZZ
                          360                95,796.53          2
                          7.8750             696.07             60
                          7.6250             696.07
GROVE CITY    OH 43123    2                  05/31/06           00
0004702611                05                 07/01/06           0.0000
0004702611                N                  06/01/36
0

10522648      286/286     F                  127,000.00         ZZ
                          360                126,581.41         1
                          7.5000             888.01             82
                          6.7226             888.01
PITTSBURGH    PA 15239    1                  05/08/06           26
0004622267                05                 07/01/06           20.0000
0004622267                O                  06/01/36
0

10522656      286/286     F                  122,400.00         ZZ
                          360                122,170.16         2
                          8.3750             930.33             90
                          7.5976             930.33
IRVINGTON     NJ 07111    1                  05/12/06           26
0004643271                05                 07/01/06           25.0000
0004643271                O                  06/01/36
0

10522700      286/286     F                  290,700.00         ZZ
                          360                290,496.60         1
                          7.7500             1877.44            85
                          6.9726             1876.77
WATERFORD     CA 95386    5                  05/09/06           26
0004691861                05                 07/01/06           12.0000
0004691861                O                  06/01/36
0

10529879      E22/G02     F                  247,200.00         ZZ
                          360                247,200.00         4
                          8.0000             1648.00            80
                          7.7500             1648.00
PORTLAND      OR 97220    1                  03/21/06           00
0427474226                05                 05/01/06           0.0000
0427474226                N                  04/01/36
0

10534295      E22/G02     F                  145,600.00         ZZ
                          360                144,799.55         3
                          7.7500             940.33             80
                          7.5000             935.20
NEWARK        NJ 07108    1                  03/23/06           00
0427124193                05                 05/01/06           0.0000
0427124193                N                  04/01/36
0

10534865      758/G02     F                  140,000.00         ZZ
                          360                140,000.00         4
                          7.7500             904.17             80
                          7.5000             904.17
AUSTIN        TX 78752    1                  02/27/06           00
0441247749                05                 04/01/06           0.0000
1500004127                N                  03/01/36
0

10539404      X78/G02     F                  142,400.00         ZZ
                          360                142,400.00         3
                          7.8750             934.50             80
                          7.6250             934.50
CHARLESTON    SC 29403    1                  06/22/06           00
0441587565                05                 08/01/06           0.0000
991783                    N                  07/01/36
0

10546118      956/956     F                  123,000.00         ZZ
                          360                122,550.36         4
                          7.3750             849.53             43
                          7.1250             849.53
KENNER        LA 70065    2                  06/06/06           00
3216050072                05                 08/01/06           0.0000
3216050072                N                  07/01/36
0

10556131      253/253     F                  304,000.00         ZZ
                          360                302,885.77         3
                          7.6250             2151.70            80
                          7.3750             2151.70
CHICAGO       IL 60619    1                  03/24/06           00
656473                    05                 05/01/06           0.0000
656473                    N                  04/01/36
0

10558621      E22/G02     F                  240,000.00         ZZ
                          360                239,332.80         3
                          7.8750             1740.17            80
                          7.6250             1740.17
NEW HAVEN     CT 06513    1                  04/04/06           00
0427627963                05                 06/01/06           0.0000
0427627963                N                  05/01/36
0

10567331      E22/G02     F                  152,000.00         ZZ
                          360                151,577.42         1
                          7.8750             1102.11            95
                          7.6250             1102.11
BOAZ          AL 35957    5                  04/03/06           10
0427447388                05                 06/01/06           30.0000
0427447388                O                  05/01/36
0

10571742      286/286     F                  1,255,875.00       T
                          360                1,253,758.77       1
                          6.8750             8250.21            75
                          6.6250             8250.21
POINT PLEASANTNJ 08742    1                  06/15/06           00
0004635672                05                 08/01/06           0.0000
0004635672                O                  07/01/36
0

10571822      286/286     F                  216,750.00         ZZ
                          360                216,435.24         1
                          7.6250             1534.15            85
                          7.3750             1534.15
CAPE CORAL    FL 33914    2                  06/05/06           01
0004143700                05                 08/01/06           12.0000
0004143700                N                  07/01/36
0

10571842      286/286     F                  267,750.00         ZZ
                          360                267,749.21         1
                          7.2500             1617.66            85
                          7.0000             1617.66
LAS CRUCES    NM 88012    2                  06/07/06           01
0004291109                05                 08/01/06           25.0000
0004291109                N                  07/01/36
0

10571930      286/286     F                  182,000.00         ZZ
                          360                181,658.93         1
                          7.3750             1257.03            80
                          7.1250             1257.03
ACWORTH       GA 30101    2                  06/06/06           00
0004655381                05                 08/01/06           0.0000
0004655381                O                  07/01/36
0

10571976      286/286     F                  182,700.00         ZZ
                          360                182,352.23         1
                          7.1250             1230.89            90
                          6.8750             1230.89
CLINTON TOWNSHMI 48035    5                  06/01/06           01
0004675879                05                 08/01/06           25.0000
0004675879                O                  07/01/36
0

10572004      286/286     F                  133,000.00         ZZ
                          360                132,791.85         1
                          7.2500             907.30             95
                          7.0000             907.30
CINCINNATI    OH 45230    1                  06/13/06           01
0004681554                05                 08/01/06           30.0000
0004681554                O                  07/01/36
0

10572006      286/286     F                  181,000.00         ZZ
                          360                180,723.69         1
                          7.3750             1250.13            70
                          7.1250             1250.13
MARLTON       NJ 08053    5                  06/12/06           00
0004681649                01                 08/01/06           0.0000
0004681649                O                  07/01/36
0

10572026      286/286     F                  177,800.00         ZZ
                          360                177,800.00         2
                          7.0000             1037.17            56
                          6.7500             1037.17
PORTLAND      OR 97217    2                  06/01/06           00
0004685849                05                 08/01/06           0.0000
0004685849                N                  07/01/36
0

10572028      286/286     F                  129,600.00         ZZ
                          360                129,386.90         1
                          7.0000             862.24             80
                          6.7500             862.24
LOWER BURRELL PA 15068    5                  06/13/06           00
0004685879                05                 08/01/06           0.0000
0004685879                O                  07/01/36
0

10572032      286/286     F                  264,000.00         ZZ
                          360                263,596.99         1
                          7.3750             1823.39            80
                          7.1250             1823.39
SILVER SPRING MD 20910    1                  06/20/06           00
0004685924                01                 08/01/06           0.0000
0004685924                O                  07/01/36
0

10572044      286/286     F                  190,000.00         ZZ
                          360                190,000.00         1
                          7.5000             1187.50            80
                          7.2500             1187.50
NORFOLK       VA 23503    5                  06/22/06           00
0004689103                01                 08/01/06           0.0000
0004689103                O                  07/01/36
0

10572118      286/286     F                  212,000.00         ZZ
                          360                211,684.34         1
                          7.5000             1482.34            80
                          7.2500             1482.34
GROVELAND     FL 34736    1                  06/09/06           00
0004700627                03                 08/01/06           0.0000
0004700627                N                  07/01/36
0

10572142      286/286     F                  274,000.00         ZZ
                          360                273,581.72         1
                          7.3750             1892.46            58
                          7.1250             1892.46
WEST JEFFERSONNC 28694    5                  06/21/06           00
0004704215                05                 08/01/06           0.0000
0004704215                O                  07/01/36
0

10572162      286/286     F                  160,000.00         ZZ
                          360                159,736.92         1
                          7.0000             1064.49            54
                          6.7500             1064.49
BOISE         ID 83712    5                  05/31/06           00
0004706776                05                 08/01/06           0.0000
0004706776                O                  07/01/36
0

10572186      286/286     F                  110,000.00         ZZ
                          360                109,832.07         1
                          7.3750             759.75             53
                          7.1250             759.75
ROLESVILLE    NC 27571    1                  06/15/06           00
0004709179                05                 08/01/06           0.0000
0004709179                O                  07/01/36
0

10572198      286/286     F                  163,800.00         ZZ
                          360                163,307.14         1
                          7.5000             1145.32            63
                          7.2500             1145.32
MANASSAS      VA 20110    5                  06/09/06           00
0004709715                09                 08/01/06           0.0000
0004709715                N                  07/01/36
0

10572224      286/286     F                  148,800.00         ZZ
                          360                148,572.84         1
                          7.3750             1027.73            80
                          7.1250             1027.73
RICHARDSON    TX 75081    1                  06/05/06           00
0004712844                05                 08/01/06           0.0000
0004712844                O                  07/01/36
0

10572228      286/286     F                  174,000.00         ZZ
                          360                174,000.00         1
                          7.7500             1123.75            74
                          7.5000             1123.75
SUNRISE       FL 33313    5                  05/30/06           00
0004713313                05                 08/01/06           0.0000
0004713313                O                  07/01/36
0

10572240      286/286     F                  199,600.00         ZZ
                          360                199,287.64         1
                          7.2500             1361.63            80
                          7.0000             1361.63
MCCLEARY      WA 98557    1                  06/13/06           00
0004714427                05                 08/01/06           0.0000
0004714427                O                  07/01/36
0

10572254      286/286     F                  122,000.00         ZZ
                          360                121,818.33         1
                          7.5000             853.05             80
                          7.2500             853.05
VIRGINIA BEACHVA 23453    1                  06/22/06           00
0004714701                09                 08/01/06           0.0000
0004714701                N                  07/01/36
0

10572276      286/286     F                  199,500.00         ZZ
                          360                199,500.00         1
                          7.3750             1226.09            95
                          7.1250             1226.09
BOLINGBROOK   IL 60440    5                  06/19/06           10
0004716906                05                 08/01/06           30.0000
0004716906                O                  07/01/36
0

10572338      286/286     F                  265,000.00         ZZ
                          360                264,605.43         1
                          7.5000             1852.92            77
                          7.2500             1852.92
MASCOTTE      FL 34753    5                  06/26/06           00
0004723059                03                 08/01/06           0.0000
0004723059                O                  07/01/36
0

10572394      286/286     F                  92,500.00          ZZ
                          360                92,358.79          1
                          7.3750             638.88             62
                          7.1250             638.88
BALTIMORE     MD 21225    1                  06/05/06           00
0004729464                05                 08/01/06           0.0000
0004729464                N                  07/01/36
0

10572396      286/286     F                  98,400.00          ZZ
                          360                98,249.78          1
                          7.3750             679.63             63
                          7.1250             679.63
BALTIMORE     MD 21225    1                  06/05/06           00
0004729468                05                 08/01/06           0.0000
0004729468                N                  07/01/36
0

10572404      286/286     F                  95,000.00          ZZ
                          360                94,851.33          1
                          7.2500             648.07             53
                          7.0000             648.07
BELTON        MO 64012    5                  06/13/06           00
0004730586                05                 08/01/06           0.0000
0004730586                O                  07/01/36
0

10572420      286/286     F                  290,000.00         ZZ
                          360                290,000.00         1
                          7.5000             1812.50            64
                          7.2500             1812.50
COLUMBIA      MD 21045    5                  06/23/06           00
0004731272                09                 08/01/06           0.0000
0004731272                O                  07/01/36
0

10572430      286/286     F                  99,000.00          T
                          360                98,845.07          1
                          7.2500             675.36             80
                          7.0000             675.36
WASHINGTON    DC 20024    5                  06/09/06           00
0004731496                11                 08/01/06           0.0000
0004731496                O                  07/01/36
0

10572438      286/286     F                  263,500.00         ZZ
                          360                263,500.00         2
                          7.6250             1674.32            85
                          7.3750             1674.32
IRVINGTON     NJ 07111    5                  06/08/06           01
0004732308                05                 08/01/06           12.0000
0004732308                O                  07/01/36
0

10572536      286/286     F                  258,200.00         ZZ
                          360                257,805.84         1
                          7.3750             1783.33            65
                          7.1250             1783.33
CHAGRIN FALLS OH 44022    5                  06/26/06           00
0004741316                05                 08/01/06           0.0000
0004741316                O                  07/01/36
0

10572608      286/286     F                  300,000.00         ZZ
                          360                299,542.04         1
                          7.3750             2072.03            58
                          7.1250             2072.03
LIVINGSTON    NJ 07039    5                  06/23/06           00
0004750021                05                 08/01/06           0.0000
0004750021                N                  07/01/36
0

10572610      286/286     F                  111,920.00         T
                          360                111,749.14         1
                          7.3750             773.01             80
                          7.1250             773.01
CELINA        OH 45822    1                  06/30/06           00
0004750169                01                 08/01/06           0.0000
0004750169                O                  07/01/36
0

10572612      286/286     F                  127,200.00         ZZ
                          360                127,023.47         1
                          7.8750             922.29             80
                          7.6250             922.29
ANTIOCH       TN 37013    1                  06/28/06           00
0004750586                03                 08/01/06           0.0000
0004750586                N                  07/01/36
0

10572614      286/286     F                  122,400.00         ZZ
                          360                122,228.93         1
                          7.8750             887.49             80
                          7.6250             887.49
ANTIOCH       TN 37013    1                  06/28/06           00
0004750594                03                 08/01/06           0.0000
0004750594                N                  07/01/36
0

10572616      286/286     F                  122,000.00         ZZ
                          360                121,818.33         1
                          7.5000             853.05             80
                          7.2500             853.05
LIBERTY LAKE  WA 99019    1                  06/29/06           00
0004750709                01                 08/01/06           0.0000
0004750709                O                  07/01/36
0

10572620      286/286     F                  87,920.00          ZZ
                          360                87,789.09          1
                          7.5000             614.75             80
                          7.2500             614.75
WACO          TX 76712    1                  06/23/06           00
0004751083                05                 08/01/06           0.0000
0004751083                O                  07/01/36
0

10572646      286/286     F                  120,560.00         ZZ
                          360                120,380.48         1
                          7.5000             842.98             80
                          7.2500             842.98
DAYTON        TN 37321    5                  06/26/06           00
0004755604                05                 08/01/06           0.0000
0004755604                O                  07/01/36
0

10572648      286/286     F                  119,920.00         ZZ
                          360                119,655.31         1
                          7.3750             828.26             80
                          7.1250             828.26
HICKORY       NC 28602    1                  06/29/06           00
0004755705                05                 08/01/06           0.0000
0004755705                O                  07/01/36
0

10574445      E22/G02     F                  98,400.00          ZZ
                          360                98,139.89          3
                          8.1250             730.62             80
                          7.8750             730.62
NATCHITOCHES  LA 71457    1                  04/11/06           00
0428060826                05                 06/01/06           0.0000
0428060826                N                  05/01/36
0

10578153      E22/G02     F                  222,400.00         ZZ
                          360                221,797.11         4
                          8.0000             1631.89            80
                          7.7500             1631.89
DESTREHAN     LA 70047    1                  04/12/06           00
0427257449                05                 06/01/06           0.0000
0427257449                N                  05/01/36
0

10581470      X78/G02     F                  102,400.00         ZZ
                          360                102,320.12         1
                          7.2500             698.55             78
                          7.0000             698.55
BLUE RIDGE    GA 30513    1                  07/21/06           00
0441717212                05                 09/01/06           0.0000
991773                    O                  08/01/36
0

10582271      E22/G02     F                  88,944.00          ZZ
                          360                88,919.00          4
                          7.8750             583.70             80
                          7.6250             583.70
KANSAS CITY   KS 66102    1                  04/17/06           00
0427996046                05                 06/01/06           0.0000
0427996046                N                  05/01/36
0

10582998      956/956     F                  151,200.00         ZZ
                          360                151,200.00         1
                          7.0000             882.00             80
                          6.7500             882.00
ORANGE PARK   FL 32073    1                  07/20/06           00
1216070003                03                 09/01/06           0.0000
1216070003                O                  08/01/36
0

10583028      956/956     F                  100,000.00         ZZ
                          360                99,921.99          1
                          7.2500             682.18             56
                          7.0000             682.18
KENTWOOD      MI 49548    5                  07/14/06           00
2316070003                05                 09/01/06           0.0000
2316070003                O                  08/01/36
0

10583044      956/956     F                  187,500.00         ZZ
                          360                187,500.00         1
                          7.0000             1093.75            79
                          6.7500             1093.75
CRYSTAL       MN 55422    1                  07/17/06           00
3516060111                05                 09/01/06           0.0000
3516060111                O                  08/01/36
0

10583048      956/956     F                  151,200.00         ZZ
                          360                151,200.00         1
                          7.2500             913.50             80
                          7.0000             913.50
CALIENTE      NV 89008    1                  07/19/06           00
3716060060                05                 09/01/06           0.0000
3716060060                O                  08/01/36
0

10584250      696/M32     F                  388,000.00         ZZ
                          360                388,000.00         4
                          7.0000             2263.33            80
                          6.7500             2263.33
WASHINGTON    DC 20002    1                  07/18/06           00
359316011                 07                 09/01/06           0.0000
26306079                  N                  08/01/36
0

10584252      696/M32     F                  523,050.00         ZZ
                          360                523,050.00         1
                          6.7500             2942.16            80
                          6.5000             2942.16
FREDERICKSBURGVA 22405    1                  06/30/06           00
359320769                 03                 08/01/06           0.0000
80206065                  O                  07/01/36
0

10584646      E82/G02     F                  85,900.00          ZZ
                          360                85,840.89          1
                          7.8750             622.83             88
                          7.6250             622.83
AUGUSTA       GA 30906    2                  07/21/06           04
0401291927                05                 09/01/06           25.0000
0401291927                N                  08/01/36
0

10591106      E82/G02     F                  85,900.00          ZZ
                          360                85,900.00          1
                          7.2500             585.99             69
                          7.0000             585.99
BATON ROUGE   LA 70814    2                  07/31/06           00
0401287842                05                 10/01/06           0.0000
0401287842                O                  09/01/36
0

10594757      025/025     F                  94,400.00          ZZ
                          360                94,036.39          3
                          7.3750             652.00             80
                          7.1250             652.00
ALLENTOWN     PA 18102    1                  03/03/06           00
0144602745                05                 05/01/06           0.0000
0144602745                O                  04/01/36
0

10602041      E22/G02     F                  96,000.00          ZZ
                          360                95,733.11          3
                          7.8750             696.07             80
                          7.6250             696.07
HARRISBURG    PA 17103    1                  04/25/06           00
0427437595                05                 06/01/06           0.0000
0427437595                N                  05/01/36
0

10602360      696/M32     F                  292,000.00         ZZ
                          360                292,000.00         1
                          8.0000             1946.67            80
                          7.7500             1946.67
WASHINGTON    DC 20017    1                  07/27/06           00
359315158                 05                 09/01/06           0.0000
26206178                  N                  08/01/36
0

10603676      E82/G02     F                  183,800.00         ZZ
                          360                183,800.00         1
                          7.5000             1285.16            95
                          7.2500             1285.16
MONTGOMERY    AL 36117    2                  08/10/06           04
0401295720                03                 10/01/06           30.0000
0401295720                O                  09/01/36
0

10606880      956/956     F                  563,200.00         ZZ
                          360                563,200.00         1
                          7.2500             3402.67            80
                          7.0000             3402.67
SOUTH SAN FRANCA 94080    1                  07/28/06           00
116070019                 05                 09/01/06           0.0000
116070019                 O                  08/01/36
0

10606918      956/956     F                  103,800.00         ZZ
                          360                103,800.00         2
                          7.5000             725.78             80
                          7.2500             725.78
BATON ROUGE   LA 70815    1                  08/04/06           00
3216070089                05                 10/01/06           0.0000
3216070089                N                  09/01/36
0

10606992      956/956     F                  92,800.00          ZZ
                          360                92,723.93          1
                          7.0000             617.40             80
                          6.7500             617.40
INDIANAPOLIS  IN 46219    1                  07/31/06           00
4916070049                05                 09/01/06           0.0000
4916070049                O                  08/01/36
0

10607074      956/956     F                  356,000.00         ZZ
                          360                356,000.00         1
                          7.0000             2076.67            80
                          6.7500             2076.67
SAN PABLO     CA 94806    5                  08/01/06           00
216070051                 05                 09/01/06           0.0000
216070051                 O                  08/01/36
0

10607092      956/956     F                  527,000.00         ZZ
                          360                527,000.00         1
                          6.8750             3019.27            80
                          6.6250             3019.27
SCOTTSDALE    AZ 85260    1                  07/27/06           00
416070148                 03                 09/01/06           0.0000
416070148                 O                  08/01/36
0

10607106      956/956     F                  775,000.00         ZZ
                          360                775,000.00         1
                          6.6250             4962.41            58
                          6.3750             4962.41
TEMECULA AREA CA 92592    5                  08/02/06           00
616070094                 03                 10/01/06           0.0000
616070094                 O                  09/01/36
0

10607108      956/956     F                  633,000.00         ZZ
                          360                633,000.00         1
                          6.7500             3560.63            74
                          6.5000             3560.63
WATSONVILLE   CA 95076    5                  07/27/06           00
716070030                 03                 09/01/06           0.0000
716070030                 O                  08/01/36
0

10607124      956/956     F                  184,000.00         ZZ
                          360                184,000.00         1
                          7.0000             1073.33            80
                          6.7500             1073.33
OLDSMAR       FL 34677    1                  08/04/06           00
1216070076                05                 10/01/06           0.0000
1216070076                O                  09/01/36
0

10607132      956/956     F                  650,000.00         ZZ
                          360                649,453.92         1
                          6.8750             4270.04            70
                          6.6250             4270.04
POST FALLS    ID 83854    1                  07/27/06           00
1316070055                03                 09/01/06           0.0000
1316070055                O                  08/01/36
0

10607158      956/956     F                  480,000.00         ZZ
                          360                480,000.00         1
                          6.7500             2700.00            60
                          6.5000             2700.00
HUNTINGTON BEACA 92646    5                  07/21/06           00
1916070029                05                 09/01/06           0.0000
1916070029                O                  08/01/36
0

10607351      E22/G02     F                  288,000.00         ZZ
                          360                288,000.00         3
                          8.1250             1950.00            80
                          7.8750             1950.00
NEWARK        NJ 07112    1                  04/27/06           00
0428060750                05                 06/01/06           0.0000
0428060750                O                  05/01/36
0

10607460      696/M32     F                  420,000.00         ZZ
                          360                420,000.00         1
                          7.5000             2936.70            80
                          7.2500             2936.70
KENSINGTON    MD 20895    1                  08/07/06           00
359316019                 05                 10/01/06           0.0000
32206099                  N                  09/01/36
0

10608375      U05/G02     F                  284,530.00         ZZ
                          360                283,677.37         4
                          7.5000             1989.48            80
                          7.2500             1989.48
SALT LAKE CITYUT 84105    1                  04/18/06           00
0441358991                05                 06/01/06           0.0000
3000930481                N                  05/01/36
0

10612431      U05/G02     F                  164,120.00         ZZ
                          360                163,998.09         4
                          7.6250             1042.85            80
                          7.3750             1042.44
SALT LAKE CITYUT 84104    1                  04/18/06           00
0441358751                05                 06/01/06           0.0000
3000930490                N                  05/01/36
0

10612689      U05/G02     F                  124,000.00         ZZ
                          360                123,999.16         1
                          7.5000             775.00             85
                          7.2500             774.99
SAINT PETER   MN 56082    5                  04/21/06           14
0441362001                05                 06/01/06           12.0000
3000935078                O                  05/01/36
0

10619140      956/956     F                  414,750.00         ZZ
                          360                414,750.00         3
                          7.1250             2462.58            75
                          6.8750             2462.58
LOS ANGELES   CA 90044    5                  08/15/06           00
216070109                 05                 10/01/06           0.0000
216070109                 N                  09/01/36
0

10619248      956/956     F                  95,300.00          ZZ
                          360                95,300.00          1
                          7.3750             658.21             79
                          7.1250             658.21
COLUMBUS      OH 43206    2                  08/08/06           00
3316070119                01                 10/01/06           0.0000
3316070119                O                  09/01/36
0

10620986      E82/G02     F                  302,500.00         ZZ
                          360                302,500.00         1
                          7.2500             2063.58            74
                          7.0000             2063.58
CHERRY HILL   NJ 08034    2                  08/21/06           00
0401274303                05                 10/01/06           0.0000
0401274303                N                  09/01/36
0

10621032      E82/G02     F                  103,000.00         ZZ
                          360                103,000.00         2
                          7.1250             693.93             17
                          6.8750             693.93
BROOKLYN      NY 11220    2                  08/17/06           00
0401302732                05                 10/01/06           0.0000
0401302732                O                  09/01/36
0

10622634      696/M32     F                  1,763,000.00       ZZ
                          360                1,763,000.00       1
                          7.2500             10651.46           63
                          7.0000             10651.46
MCLEAN        VA 22102    5                  07/21/06           00
359319243                 05                 09/01/06           0.0000
26306055                  O                  08/01/36
0

10622961      E22/G02     F                  332,000.00         ZZ
                          360                332,000.00         4
                          7.3750             2040.42            80
                          7.1250             2040.42
NEWARK        NJ 07106    1                  05/04/06           00
0428165062                05                 06/01/06           0.0000
0428165062                N                  05/01/36
0

10623418      696/M32     F                  789,750.00         ZZ
                          360                789,750.00         1
                          7.2500             4771.41            65
                          7.0000             4771.41
WASHINGTON    DC 20002    5                  08/21/06           00
359320961                 07                 10/01/06           0.0000
25106131                  N                  09/01/36
0

10623434      696/M32     F                  164,450.00         T
                          360                164,450.00         1
                          6.6250             1052.99            70
                          6.3750             1052.99
HUDSON        FL 34667    1                  08/14/06           00
359320626                 03                 10/01/06           0.0000
80106133                  O                  09/01/36
0

10623916      E82/G02     F                  133,500.00         ZZ
                          360                133,500.00         1
                          7.5000             933.45             84
                          7.2500             933.45
CALDWELL      TX 77836    2                  08/22/06           04
0401283932                05                 10/01/06           12.0000
0401283932                O                  09/01/36
0

10624028      696/M32     F                  208,000.00         ZZ
                          360                208,000.00         1
                          7.5000             1300.00            80
                          7.2500             1300.00
FINKSBURG     MD 21048    1                  08/04/06           00
359320777                 05                 09/01/06           0.0000
25106112                  N                  08/01/36
0

10626606      E82/G02     F                  111,000.00         ZZ
                          360                111,000.00         1
                          7.6250             785.65             77
                          7.3750             785.65
LEXINGTON     SC 29073    2                  08/25/06           00
0401294186                05                 10/01/06           0.0000
0401294186                O                  09/01/36
0

10626716      696/M32     F                  592,000.00         ZZ
                          360                592,000.00         2
                          6.7500             3330.00            80
                          6.5000             3330.00
WASHINGTON    DC 20001    2                  08/23/06           00
359320966                 07                 10/01/06           0.0000
27606001                  O                  09/01/36
0

10629388      E82/G02     F                  103,400.00         ZZ
                          360                103,400.00         1
                          7.2500             705.37             61
                          7.0000             705.37
GWYNN OAK     MD 21207    2                  08/30/06           00
0401305503                09                 10/01/06           0.0000
0401305503                N                  09/01/36
0

10630144      696/M32     F                  536,000.00         ZZ
                          360                536,000.00         1
                          6.8750             3070.83            80
                          6.6250             3070.83
ARLINGTON     VA 22205    2                  08/17/06           00
359327878                 05                 10/01/06           0.0000
25206154                  O                  09/01/36
0

10631317      E22/G02     F                  156,800.00         ZZ
                          360                156,474.14         4
                          7.8750             1136.91            80
                          7.6250             1136.91
DALLAS        TX 75208    1                  05/09/06           00
0428321913                05                 07/01/06           0.0000
0428321913                N                  06/01/36
0

10651592      696/M32     F                  305,550.00         ZZ
                          360                305,550.00         1
                          7.3750             2110.36            80
                          7.1250             2110.36
BRIDGEVILLE   DE 19933    1                  08/21/06           00
359327171                 03                 10/01/06           0.0000
32706118                  O                  09/01/36
0

10651863      E22/G02     F                  176,250.00         ZZ
                          360                175,864.86         3
                          7.6250             1247.49            75
                          7.3750             1247.49
NEW HAVEN     CT 06511    5                  05/22/06           00
0427960430                05                 07/01/06           0.0000
0427960430                N                  06/01/36
0

10651989      E22/G02     F                  108,000.00         ZZ
                          360                107,775.57         4
                          7.8750             783.07             80
                          7.6250             783.07
GREENVILLE    NC 27834    1                  05/22/06           00
0428407316                05                 07/01/06           0.0000
0428407316                N                  06/01/36
0

10669759      U05/G02     F                  176,000.00         ZZ
                          360                175,583.89         3
                          7.2500             1200.63            80
                          7.0000             1200.63
HARTFORD      CT 06112    1                  05/19/06           00
0441447877                05                 07/01/06           0.0000
3000929223                N                  06/01/36
0

10679367      369/G02     F                  129,600.00         ZZ
                          360                129,600.00         4
                          7.5000             810.00             80
                          7.2500             810.00
ANDERSON      IN 46016    1                  05/03/06           00
0441550266                05                 07/01/06           0.0000
80758311                  N                  06/01/36
0

10692961      E22/G02     F                  96,000.00          ZZ
                          360                95,810.32          2
                          8.1250             712.80             80
                          7.8750             712.80
MONTEVALLO    AL 35115    1                  06/05/06           00
0428940423                05                 07/01/06           0.0000
0428940423                N                  06/01/36
0

10708935      313/G02     F                  209,600.00         ZZ
                          360                209,600.00         4
                          7.3750             1288.17            80
                          7.1250             1288.17
EAST HARTFORD CT 06108    1                  05/31/06           00
0441488665                05                 07/01/06           0.0000
11159191                  N                  06/01/36
0

10714685      E22/G02     F                  103,920.00         ZZ
                          360                103,920.00         1
                          7.8750             681.98             80
                          7.6250             681.98
LAND O LAKES  FL 34639    1                  06/12/06           00
0428628382                01                 08/01/06           0.0000
0428628382                N                  07/01/36
0

10732507      E22/G02     F                  270,000.00         ZZ
                          360                269,607.93         3
                          7.6250             1911.04            72
                          7.3750             1911.04
PATERSON      NJ 07510    2                  06/19/06           00
0429100571                05                 08/01/06           0.0000
0429100571                N                  07/01/36
0

10737811      808/G02     F                  256,000.00         ZZ
                          360                256,000.00         1
                          7.1250             1520.00            80
                          6.8750             1520.00
YUCAIPA       CA 92399    1                  05/03/06           00
0441566981                05                 07/01/06           0.0000
9801009499                O                  06/01/36
0

10740231      E22/G02     F                  88,000.00          ZZ
                          360                87,862.28          1
                          7.2500             600.32             65
                          7.0000             600.32
WEST PALM BEACFL 33415    5                  06/16/06           00
0429142987                01                 08/01/06           0.0000
0429142987                O                  07/01/36
0

10740245      E22/G02     F                  137,655.00         ZZ
                          360                137,474.31         1
                          8.1250             1022.08            95
                          7.8750             1022.08
LEXINGTON     NC 27295    1                  06/21/06           04
0429148125                05                 08/01/06           35.0000
0429148125                O                  07/01/36
0

10742433      E22/G02     F                  164,000.00         ZZ
                          360                164,000.00         3
                          8.0000             1093.33            80
                          7.7500             1093.33
EAST HARTFORD CT 06108    1                  06/22/06           00
0429144488                05                 08/01/06           0.0000
0429144488                N                  07/01/36
0

10745519      313/G02     F                  355,000.00         ZZ
                          360                354,471.41         4
                          7.5000             2482.22            79
                          7.2500             2482.22
ADDISON       IL 60101    1                  06/16/06           00
0441560737                05                 08/01/06           0.0000
11184538                  N                  07/01/36
0

10748427      E22/G01     F                  127,920.00         ZZ
                          360                127,825.06         1
                          7.5000             894.44             80
                          7.2500             894.44
WINTER PARK   FL 32792    1                  06/26/06           00
0428837975                01                 08/01/06           0.0000
0428837975                O                  07/01/36
0

10749443      U60/G01     F                  124,925.00         ZZ
                          360                124,627.46         1
                          7.0000             831.13             95
                          5.8700             831.13
TOPEKA        KS 66618    2                  06/17/06           27
0441596541                05                 08/01/06           30.0000
0605105179                O                  07/01/36
0

10753029      225/225     F                  120,000.00         ZZ
                          360                119,724.37         2
                          7.3750             828.81             64
                          7.1250             828.81
LEHIGH ACRES  FL 33972    5                  05/30/06           00
003962060                 05                 07/01/06           0.0000
003962060                 N                  06/01/36
0

10753101      225/225     F                  106,200.00         ZZ
                          360                105,962.06         1
                          7.5000             742.57             90
                          7.2500             742.57
EVANS         GA 30809    1                  05/26/06           12
005995605                 05                 07/01/06           25.0000
005995605                 O                  06/01/36
0

10771323      E22/G02     F                  240,000.00         ZZ
                          360                239,605.39         1
                          7.0000             1596.73            61
                          6.7500             1596.73
LITHIA        FL 33547    5                  06/30/06           00
0429499593                03                 08/01/06           0.0000
0429499593                O                  07/01/36
0

10780021      462/G02     F                  112,000.00         ZZ
                          360                111,833.22         1
                          7.5000             783.13             80
                          7.2500             783.13
GEORGETOWN    TX 78626    1                  06/29/06           00
0441673183                03                 08/01/06           0.0000
0004887063                O                  07/01/36
0

10784785      E22/G02     F                  198,000.00         ZZ
                          360                198,000.00         1
                          7.3750             1216.88            90
                          7.1250             1216.88
STREAMWOOD    IL 60107    5                  07/07/06           04
0429057649                05                 09/01/06           25.0000
0429057649                O                  08/01/36
0

10787755      225/225     F                  223,250.00         ZZ
                          360                222,917.59         1
                          7.5000             1561.00            95
                          7.2500             1561.00
DANBURY       CT 06810    1                  06/19/06           11
006322051                 01                 08/01/06           30.0000
006322051                 O                  07/01/36
0

10788807      L21/G02     F                  560,000.00         ZZ
                          360                559,594.69         1
                          7.6250             3963.65            80
                          7.3750             3963.65
GREENSBORO    NC 27410    1                  06/30/06           00
0441648573                03                 08/01/06           0.0000
52512391                  O                  07/01/36
0

10789107      E22/G02     F                  350,000.00         ZZ
                          360                347,694.08         1
                          7.3750             2417.36            74
                          7.1250             2417.36
CAMBRIDGE     MA 02138    1                  07/13/06           00
0429100316                01                 09/01/06           0.0000
0429100316                O                  08/01/36
0

10792071      225/G02     F                  187,500.00         ZZ
                          360                187,220.83         1
                          7.5000             1311.03            75
                          7.2500             1311.03
NORTH MIAMI   FL 33181    5                  06/01/06           00
0441686433                01                 08/01/06           0.0000
7839369                   O                  07/01/36
0

10792089      225/G02     F                  115,000.00         ZZ
                          360                114,641.09         1
                          7.5000             804.10             70
                          7.2500             804.10
PIEDMONT      OK 73078    5                  05/22/06           00
0441685872                05                 07/01/06           0.0000
7839489                   O                  06/01/36
0

10792193      225/G02     F                  148,000.00         ZZ
                          360                147,668.41         1
                          7.5000             1034.84            68
                          7.2500             1034.84
LAKEWOOD      NJ 08701    2                  05/30/06           00
0441686581                01                 07/01/06           0.0000
7840292                   N                  06/01/36
0

10792213      225/G02     F                  224,700.00         ZZ
                          360                224,196.56         2
                          7.5000             1571.14            70
                          7.2500             1571.14
CHICAGO       IL 60608    5                  05/30/06           00
0441685724                05                 07/01/06           0.0000
7840376                   O                  06/01/36
0

10794715      Z73/Z73     F                  573,300.00         ZZ
                          360                572,863.76         1
                          7.3750             3959.65            90
                          6.4650             3959.65
SAN JOSE      CA 95134    1                  07/10/06           60
10000009091               01                 09/01/06           25.0000
10000009091               O                  08/01/36
0

10796333      E22/G02     F                  210,000.00         ZZ
                          360                209,844.15         1
                          7.5000             1468.35            67
                          7.2500             1468.35
MIAMI         FL 33015    5                  07/12/06           00
0429245376                03                 09/01/06           0.0000
0429245376                O                  08/01/36
0

10797643      U05/G02     F                  180,000.00         TX
                          360                179,866.41         1
                          7.5000             1258.59            80
                          7.2500             1258.59
HUMBLE        TX 77339    5                  07/10/06           00
0441659000                05                 09/01/06           0.0000
3000964715                O                  08/01/36
0

10799069      E22/G02     F                  105,000.00         ZZ
                          360                104,913.93         1
                          7.0000             698.57             50
                          6.7500             698.57
PORT ST LUCIE FL 34984    5                  07/13/06           00
0429488562                05                 09/01/06           0.0000
0429488562                O                  08/01/36
0

10800507      168/168     F                  275,000.00         ZZ
                          360                274,379.96         1
                          7.5000             1922.84            54
                          7.2500             1922.84
WASHINGTON    DC 20020    5                  05/30/06           00
7896786                   05                 07/01/06           0.0000
7896786                   O                  06/01/36
0

10800631      168/168     F                  138,000.00         ZZ
                          360                137,789.32         1
                          7.3750             953.14             49
                          7.1250             953.14
FORT LAUDERDALFL 33315    5                  06/14/06           00
7938014                   05                 08/01/06           0.0000
7938014                   N                  07/01/36
0

10801511      560/560     F                  212,800.00         ZZ
                          360                212,800.00         1
                          7.2500             1285.67            80
                          7.0000             1285.67
AURORA        CO 80013    2                  06/06/06           00
601584619                 05                 08/01/06           0.0000
601584619                 O                  07/01/36
0

10803853      E22/G02     F                  157,250.00         ZZ
                          360                157,121.10         1
                          7.0000             1046.19            85
                          6.7500             1046.19
FAIRPORT      NY 14450    5                  07/14/06           11
0428829717                05                 09/01/06           25.0000
0428829717                O                  08/01/36
0

10805875      313/G02     F                  270,000.00         ZZ
                          360                269,799.62         2
                          7.5000             1887.88            69
                          7.2500             1887.88
MILFORD       MA 01757    5                  07/13/06           00
0441681087                05                 09/01/06           0.0000
11234929                  N                  08/01/36
0

10808231      369/G02     F                  225,000.00         ZZ
                          360                224,665.00         1
                          7.5000             1573.23            65
                          7.2500             1573.23
KINGSTON      MA 02364    5                  06/23/06           00
0441773157                05                 08/01/06           0.0000
80810260                  O                  07/01/36
0

10808279      369/G02     F                  96,400.00          ZZ
                          360                96,228.73          1
                          7.7500             690.62             80
                          7.5000             690.62
TAMPA         FL 33618    1                  06/16/06           00
0441774817                01                 08/01/06           0.0000
80839640                  O                  07/01/36
0

10808289      369/G02     F                  184,800.00         ZZ
                          360                184,800.00         1
                          7.7500             1193.50            80
                          7.5000             1193.50
TUCKER        GA 30084    1                  06/20/06           00
0441774502                05                 08/01/06           0.0000
80843667                  O                  07/01/36
0

10808347      369/G02     F                  117,000.00         ZZ
                          360                116,821.40         1
                          7.3750             808.09             80
                          7.1250             808.09
LIBERTY TOWNSHOH 45044    1                  06/26/06           00
0441774296                03                 08/01/06           0.0000
80860976                  O                  07/01/36
0

10808375      369/G02     F                  171,000.00         ZZ
                          360                170,738.98         1
                          7.3750             1181.05            75
                          7.1250             1181.05
DECATUR       TX 76234    1                  06/16/06           00
0441774684                05                 08/01/06           0.0000
80868060                  N                  07/01/36
0

10808481      369/G02     F                  89,768.00          ZZ
                          360                89,637.65          1
                          7.6250             635.37             80
                          7.3750             635.37
FORT WORTH    TX 76052    1                  06/16/06           00
0441688801                05                 08/01/06           0.0000
80879471                  N                  07/01/36
0

10808485      369/G02     F                  105,408.00         ZZ
                          360                105,254.94         1
                          7.6250             746.07             80
                          7.3750             746.07
FORT WORTH    TX 76052    1                  06/15/06           00
0441688884                05                 08/01/06           0.0000
80879570                  N                  07/01/36
0

10808629      369/G02     F                  120,000.00         ZZ
                          360                119,842.47         1
                          8.1250             891.00             80
                          7.8750             891.00
PORT CHARLOTTEFL 33952    1                  06/30/06           00
0441695483                05                 08/01/06           0.0000
80900749                  O                  07/01/36
0

10808669      369/G02     F                  94,320.00          ZZ
                          360                94,186.43          1
                          7.7500             675.72             80
                          7.5000             675.72
FRANKLIN      IN 46131    1                  06/29/06           00
0441728706                03                 08/01/06           0.0000
80904188                  N                  07/01/36
0

10808731      369/G02     F                  520,000.00         ZZ
                          360                520,000.00         2
                          7.6250             3304.17            80
                          7.3750             3304.17
CHICAGO       IL 60613    1                  06/30/06           00
0441774460                05                 08/01/06           0.0000
80911878                  O                  07/01/36
0

10808737      369/G02     F                  112,848.00         ZZ
                          360                112,692.17         1
                          7.8750             818.23             80
                          7.6250             818.23
SAN ANTONIO   TX 78245    1                  06/29/06           00
0441728292                03                 08/01/06           0.0000
80912801                  O                  07/01/36
0

10808765      369/G02     F                  88,168.00          ZZ
                          360                88,097.50          1
                          7.1250             594.00             80
                          6.8750             594.00
MARSHALL      MO 65340    1                  07/06/06           00
0441774411                05                 09/01/06           0.0000
80918204                  O                  08/01/36
0

10810291      E22/G02     F                  440,000.00         ZZ
                          360                440,000.00         1
                          7.6250             2795.83            80
                          7.3750             2795.83
DRAPER        UT 84020    5                  07/14/06           00
0429472640                05                 09/01/06           0.0000
0429472640                O                  08/01/36
0

10810707      E22/G02     F                  285,000.00         ZZ
                          360                285,000.00         2
                          7.6250             1810.94            62
                          7.3750             1810.94
HYDE PARK     MA 02136    5                  07/17/06           00
0429724776                05                 09/01/06           0.0000
0429724776                O                  08/01/36
0

10816387      E22/G02     F                  128,500.00         ZZ
                          360                128,399.75         1
                          7.2500             876.60             48
                          7.0000             876.60
KINGMAN       AZ 86401    5                  07/12/06           00
0429628258                05                 09/01/06           0.0000
0429628258                O                  08/01/36
0

10818139      F34/G02     F                  104,550.00         ZZ
                          360                104,474.33         1
                          7.6250             740.00             80
                          7.3750             740.00
ALTAMONTE SPRIFL 32701    1                  07/10/06           00
0441699006                01                 09/01/06           0.0000
12466536                  N                  08/01/36
0

10818481      Y40/G02     F                  376,644.00         ZZ
                          360                376,403.83         1
                          8.2500             2829.60            80
                          8.0000             2829.60
MARIETTA      GA 30064    1                  07/18/06           00
0441708252                03                 09/01/06           0.0000
51137523                  O                  08/01/36
0

10819095      E22/G02     F                  113,250.00         ZZ
                          360                113,161.66         1
                          7.2500             772.56             75
                          7.0000             772.56
MARIETTA      GA 30064    5                  07/25/06           00
0429133093                05                 09/01/06           0.0000
0429133093                N                  08/01/36
0

10819129      E22/G02     F                  250,000.00         ZZ
                          360                249,814.46         3
                          7.5000             1748.04            70
                          7.2500             1748.04
MIAMI         FL 33125    5                  07/25/06           00
0429254386                05                 09/01/06           0.0000
0429254386                N                  08/01/36
0

10819357      E22/G02     F                  382,000.00         ZZ
                          360                382,000.00         1
                          7.2500             2307.92            73
                          7.0000             2307.92
RIO LINDA     CA 95673    5                  07/17/06           00
0429717564                05                 09/01/06           0.0000
0429717564                O                  08/01/36
0

10828443      AG3/G02     F                  107,920.00         ZZ
                          360                107,841.89         1
                          7.6250             763.85             80
                          7.3750             763.85
REISTERSTOWN  MD 21136    1                  07/13/06           00
0441708146                01                 09/01/06           0.0000
260460612                 N                  08/01/36
0

10829525      313/G02     F                  175,000.00         ZZ
                          360                174,870.12         1
                          7.5000             1223.63            65
                          7.2500             1223.63
VIRHGINIA BEACVA 23452    5                  07/18/06           00
0441712734                05                 09/01/06           0.0000
11242468                  O                  08/01/36
0

10829795      E22/G02     F                  197,696.00         ZZ
                          360                197,533.95         1
                          7.0000             1315.28            80
                          6.7500             1315.28
STAGECOACH    NV 89429    1                  07/12/06           00
0429108848                05                 09/01/06           0.0000
0429108848                O                  08/01/36
0

10829983      E22/G02     F                  135,920.00         ZZ
                          360                135,920.00         1
                          7.2500             821.18             80
                          7.0000             821.18
CHELSEA       AL 35043    1                  07/27/06           00
0429542822                03                 09/01/06           0.0000
0429542822                O                  08/01/36
0

10837895      E22/G01     F                  92,700.00          ZZ
                          360                92,625.87          1
                          7.1250             624.54             90
                          6.8750             624.54
RALEIGH       NC 27610    2                  07/25/06           04
0429854458                05                 09/01/06           25.0000
0429854458                O                  08/01/36
0

10838447      E22/G02     F                  109,500.00         ZZ
                          360                109,500.00         1
                          7.6250             695.78             55
                          7.3750             695.78
STERLING HEIGHMI 48310    5                  07/26/06           00
0470089749                05                 09/01/06           0.0000
0470089749                O                  08/01/36
0

10838831      E22/G02     F                  242,000.00         ZZ
                          360                242,000.00         1
                          7.7500             1562.92            74
                          7.5000             1562.92
LEHIGH ACRES  FL 33972    2                  07/31/06           00
0429425127                05                 09/01/06           0.0000
0429425127                N                  08/01/36
0

10838935      E22/G02     F                  275,000.00         ZZ
                          360                274,795.91         1
                          7.5000             1922.84            65
                          7.2500             1922.84
ASBURY PARK   NJ 07712    5                  07/14/06           00
0429744220                05                 09/01/06           0.0000
0429744220                O                  08/01/36
0

10840131      225/G02     F                  204,000.00         ZZ
                          360                203,519.69         1
                          7.2500             1391.64            85
                          7.0000             1391.64
LOUISVILLE    KY 40299    2                  05/19/06           11
0441789716                05                 07/01/06           12.0000
007838759                 O                  06/01/36
0

10840157      225/G02     F                  145,000.00         ZZ
                          360                144,772.56         1
                          7.2500             989.16             60
                          7.0000             989.16
PAHOA         HI 96778    1                  06/12/06           00
0441788635                05                 08/01/06           0.0000
007839772                 O                  07/01/36
0

10840171      225/G02     F                  104,000.00         ZZ
                          360                103,841.23         2
                          7.3750             718.31             80
                          7.1250             718.31
WASHINGTON    MO 63090    2                  06/29/06           00
0441789112                05                 08/01/06           0.0000
007840384                 N                  07/01/36
0

10840191      225/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.2500             1208.33            80
                          7.0000             1208.33
POQUOSON      VA 23662    1                  07/06/06           00
0441789765                05                 09/01/06           0.0000
007841198                 O                  08/01/36
0

10840203      225/G02     F                  245,000.00         ZZ
                          360                244,616.60         1
                          7.2500             1671.33            93
                          7.0000             1671.33
FALL RIVER    MA 02720    1                  06/09/06           12
0441790698                05                 08/01/06           30.0000
007841537                 O                  07/01/36
0

10840231      225/G02     F                  176,000.00         ZZ
                          360                175,717.68         2
                          7.1250             1185.74            70
                          6.8750             1185.74
CHICAGO       IL 60629    5                  06/27/06           00
0441790094                05                 08/01/06           0.0000
007843679                 N                  07/01/36
0

10840241      225/G02     F                  275,000.00         ZZ
                          360                275,000.00         1
                          7.2500             1661.46            79
                          7.0000             1661.46
GAITHERSBURG  MD 20878    5                  07/05/06           00
0441790722                01                 09/01/06           0.0000
007843734                 O                  08/01/36
0

10840263      225/G02     F                  128,800.00         ZZ
                          360                128,603.38         1
                          7.3750             889.59             80
                          7.1250             889.59
CARROLLTON    TX 75007    1                  06/27/06           00
0441789013                05                 08/01/06           0.0000
007843888                 O                  07/01/36
0

10840291      225/G02     F                  86,400.00          ZZ
                          360                86,271.34          1
                          7.5000             604.13             80
                          7.2500             604.13
PRESTON       ID 83263    1                  06/22/06           00
0441789815                05                 08/01/06           0.0000
007844227                 O                  07/01/36
0

10840299      225/G02     F                  196,000.00         ZZ
                          360                195,854.53         1
                          7.5000             1370.47            80
                          7.2500             1370.47
WEST HAVEN    CT 06516    5                  06/28/06           00
0441790854                05                 09/01/06           0.0000
007844260                 O                  08/01/36
0

10840301      225/G02     F                  196,000.00         ZZ
                          360                195,685.59         1
                          7.1250             1320.49            80
                          6.8750             1320.49
CYPRESS       TX 77433    1                  06/30/06           00
0441789203                03                 08/01/06           0.0000
007844269                 O                  07/01/36
0

10840321      225/G02     F                  232,750.00         ZZ
                          360                232,568.43         1
                          7.2500             1587.77            95
                          7.0000             1587.77
PROSPECT      KY 40059    1                  07/13/06           11
0441789922                05                 09/01/06           30.0000
007844398                 O                  08/01/36
0

10840347      225/G02     F                  250,000.00         ZZ
                          360                249,814.46         1
                          7.5000             1748.04            56
                          7.2500             1748.04
NORTH BABYLON NY 11703    5                  06/30/06           00
0441790417                05                 09/01/06           0.0000
007844644                 O                  08/01/36
0

10840365      225/G02     F                  250,000.00         ZZ
                          360                250,000.00         1
                          7.2500             1510.42            47
                          7.0000             1510.42
FREDERICKSBURGVA 22407    5                  07/14/06           00
0441789641                05                 09/01/06           0.0000
007844848                 O                  08/01/36
0

10840367      225/G02     F                  97,930.00          ZZ
                          360                97,857.31          1
                          7.5000             684.75             70
                          7.2500             684.75
HAZEL GREEN   AL 35750    1                  07/11/06           00
0441790508                05                 09/01/06           0.0000
007844853                 N                  08/01/36
0

10840385      225/G02     F                  320,000.00         ZZ
                          360                319,744.10         1
                          7.1250             2155.90            80
                          6.8750             2155.90
DALLAS        TX 75204    1                  07/07/06           00
0441789294                09                 09/01/06           0.0000
007844947                 O                  08/01/36
0

10840391      225/G02     F                  184,000.00         ZZ
                          360                183,863.44         1
                          7.5000             1286.56            80
                          7.2500             1286.56
SATELLITE BEACFL 32937    1                  07/11/06           00
0441790490                05                 09/01/06           0.0000
007845024                 N                  08/01/36
0

10840393      225/G02     F                  268,000.00         ZZ
                          360                267,780.31         1
                          7.0000             1783.02            80
                          6.7500             1783.02
CHARLOTTE     NC 28270    1                  07/19/06           00
0441788403                03                 09/01/06           0.0000
007845110                 O                  08/01/36
0

10840411      225/G02     F                  750,000.00         ZZ
                          360                749,429.31         1
                          7.3750             5180.07            77
                          7.1250             5180.07
NICEVILLE     FL 32578    2                  07/18/06           00
0441789484                03                 09/01/06           0.0000
007845747                 O                  08/01/36
0

10840421      225/G02     F                  300,000.00         ZZ
                          360                299,777.35         2
                          7.5000             2097.65            79
                          7.2500             2097.65
CHICAGO       IL 60618    5                  07/17/06           00
0441790581                05                 09/01/06           0.0000
007846080                 O                  08/01/36
0

10840471      225/G02     F                  1,470,000.00       TX
                          360                1,467,522.96       1
                          6.8750             9656.86            70
                          6.6250             9656.86
BELLAIRE      TX 77401    5                  06/23/06           00
0441790268                05                 08/01/06           0.0000
007838586                 O                  07/01/36
0

10840479      225/G02     F                  263,760.00         ZZ
                          360                263,760.00         1
                          6.7500             1483.65            80
                          6.5000             1483.65
DENVER        CO 80211    1                  07/01/06           00
0441789609                05                 09/01/06           0.0000
007843149                 O                  08/01/36
0

10840485      225/G02     F                  200,000.00         ZZ
                          360                199,843.97         1
                          7.2500             1364.36            41
                          7.0000             1364.36
WEST WINDSOR  VT 05037    5                  07/10/06           00
0441789096                05                 09/01/06           0.0000
007843188                 O                  08/01/36
0

10840535      225/G02     F                  276,500.00         ZZ
                          360                276,294.80         3
                          7.5000             1933.33            70
                          7.2500             1933.33
PLAINFIELD    NJ 07060    5                  07/10/06           00
0441788973                05                 09/01/06           0.0000
007842736                 O                  08/01/36
0

10840537      225/G02     F                  1,000,000.00       T
                          360                1,000,000.00       1
                          7.2500             6041.67            69
                          7.0000             6041.67
BRICK TOWNSHIPNJ 08724    2                  06/28/06           00
0441790383                05                 08/01/06           0.0000
007842770                 O                  07/01/36
0

10840539      225/G02     F                  195,900.00         ZZ
                          360                195,608.33         1
                          7.5000             1369.76            80
                          7.2500             1369.76
BROOKFIELD    MA 01506    1                  06/28/06           00
0441789674                05                 08/01/06           0.0000
007842789                 O                  07/01/36
0

10840559      225/G02     F                  255,000.00         ZZ
                          360                254,801.08         2
                          7.2500             1739.55            60
                          7.0000             1739.55
BAYONNE       NJ 07002    5                  07/11/06           00
0441788791                05                 09/01/06           0.0000
007843013                 O                  08/01/36
0

10840593      225/G02     F                  154,000.00         ZZ
                          360                154,000.00         1
                          7.1250             914.38             80
                          6.8750             914.38
MINNEAPOLIS   MN 55430    1                  06/22/06           00
0441788874                05                 08/01/06           0.0000
007842422                 O                  07/01/36
0

10842277      E22/G02     F                  162,000.00         ZZ
                          360                161,879.77         4
                          7.5000             1132.73            70
                          7.2500             1132.73
PUEBLO        CO 81005    2                  08/01/06           00
0429857295                05                 09/01/06           0.0000
0429857295                N                  08/01/36
0

10844017      AG2/G02     F                  117,600.00         ZZ
                          360                117,512.72         1
                          7.5000             822.28             80
                          7.2500             822.28
DENHAM SPRINGSLA 70726    5                  07/31/06           00
0441733714                05                 09/01/06           0.0000
26569902                  O                  08/01/36
0

10844391      T51/G02     F                  248,000.00         ZZ
                          360                247,833.26         1
                          7.9900             1818.01            78
                          7.7400             1818.01
WAUKESHA      WI 53188    5                  07/25/06           00
0441727500                05                 09/01/06           0.0000
0000027227                O                  08/01/36
0

10845419      E22/G01     F                  150,400.00         ZZ
                          360                150,400.00         1
                          7.1250             1013.27            80
                          6.8750             1013.27
MANCELONA     MI 49659    2                  07/28/06           00
0429725104                05                 10/01/06           0.0000
0429725104                O                  09/01/36
0

10847127      369/G02     F                  975,000.00         ZZ
                          360                975,000.00         1
                          8.0000             6500.00            75
                          7.7500             6500.00
DRAPER        UT 84020    1                  06/22/06           00
0441815404                05                 08/01/06           0.0000
80856487                  O                  07/01/36
0

10847129      369/G02     F                  742,500.00         ZZ
                          360                742,499.99         1
                          7.6250             4717.97            75
                          7.3750             4717.97
DRAPER        UT 84020    1                  06/22/06           00
0441813094                05                 08/01/06           0.0000
80866890                  O                  07/01/36
0

10847133      369/G02     F                  720,000.00         ZZ
                          360                720,000.00         1
                          7.8750             4725.00            80
                          7.6250             4725.00
COCONUT GROVE FL 33133    1                  06/22/06           00
0441815099                05                 08/01/06           0.0000
80886138                  O                  07/01/36
0

10847149      369/G02     F                  144,000.00         ZZ
                          360                143,893.13         1
                          7.5000             1006.87            80
                          7.2500             1006.87
PALM SPRINGS  FL 33461    1                  07/17/06           00
0441813540                03                 09/01/06           0.0000
80929003                  O                  08/01/36
0

10849833      E22/G02     F                  106,800.00         ZZ
                          360                106,800.00         1
                          8.3750             811.76             80
                          8.1250             811.76
MYRTLE BEACH  SC 29588    1                  08/04/06           00
0429763667                03                 10/01/06           0.0000
0429763667                N                  09/01/36
0

10849951      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          7.7500             645.83             65
                          7.5000             645.83
SWEET HOME    OR 97386    1                  07/28/06           00
0470061672                05                 09/01/06           0.0000
0470061672                O                  08/01/36
0

10850377      225/225     F                  700,000.00         ZZ
                          360                699,453.94         1
                          7.2500             4775.23            70
                          7.0000             4775.23
CHERRY HILL   NJ 08003    5                  07/10/06           00
006332182                 05                 09/01/06           0.0000
006332182                 O                  08/01/36
0

10850513      225/225     F                  468,000.00         ZZ
                          360                467,740.16         1
                          7.0000             2730.00            80
                          6.7500             2730.00
RALEIGH       NC 27606    1                  06/26/06           00
006324427                 05                 08/01/06           0.0000
006324427                 O                  07/01/36
0

10850523      225/225     F                  496,000.00         ZZ
                          360                495,583.30         1
                          6.8750             3258.37            80
                          6.6250             3258.37
ARLINGTON     VA 22204    2                  07/19/06           00
006326508                 05                 09/01/06           0.0000
006326508                 O                  08/01/36
0

10850543      225/225     F                  551,200.00         T
                          360                550,337.42         1
                          7.2500             3760.16            80
                          7.0000             3760.16
BURNSVILLE    NC 28714    1                  06/30/06           00
006328643                 05                 08/01/06           0.0000
006328643                 O                  07/01/36
0

10852741      E22/G02     F                  248,000.00         ZZ
                          360                248,000.00         1
                          7.2500             1498.33            80
                          7.0000             1498.33
PUYALLUP      WA 98374    5                  07/31/06           00
0470039900                03                 10/01/06           0.0000
0470039900                O                  09/01/36
0

10852795      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          8.3750             912.09             80
                          8.1250             912.09
SAN ANTONIO   TX 78232    1                  08/04/06           00
0470078361                03                 10/01/06           0.0000
0470078361                N                  09/01/36
0

10853099      E22/G02     F                  115,920.00         ZZ
                          360                115,920.00         1
                          7.6250             736.58             80
                          7.3750             736.58
SUMMERVILLE   SC 29485    1                  08/04/06           00
0429689631                01                 10/01/06           0.0000
0429689631                O                  09/01/36
0

10853121      E22/G02     F                  85,000.00          ZZ
                          360                85,000.00          1
                          7.5000             531.25             34
                          7.2500             531.25
WORCESTER     MA 01607    5                  07/31/06           00
0429720923                05                 09/01/06           0.0000
0429720923                O                  08/01/36
0

10853229      E22/G02     F                  543,750.00         ZZ
                          360                543,750.00         1
                          7.8750             3568.36            75
                          7.6250             3568.36
CUMMAQUID     MA 02637    5                  08/04/06           00
0429810633                05                 10/01/06           0.0000
0429810633                N                  09/01/36
0

10855421      L85/G02     F                  260,000.00         ZZ
                          360                260,000.00         4
                          7.5000             1817.96            80
                          7.2500             1817.96
UTICA         MI 48317    2                  08/01/06           00
0441738796                05                 10/01/06           0.0000
12585797                  O                  09/01/36
0

10855491      Y73/G02     F                  116,000.00         ZZ
                          360                115,920.17         1
                          7.8750             841.08             80
                          7.6250             841.08
MERIDIAN      ID 83642    1                  07/31/06           00
0441765419                05                 09/01/06           0.0000
RFC00035357               N                  08/01/36
0

10855901      E22/G02     F                  128,000.00         ZZ
                          360                128,000.00         1
                          8.0000             939.22             80
                          7.7500             939.22
JONESBORO     GA 30238    2                  08/02/06           00
0429764376                05                 10/01/06           0.0000
0429764376                O                  09/01/36
0

10855931      E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.1250             1347.44            58
                          6.8750             1347.44
GLIDE         OR 97443    1                  08/01/06           00
0429784333                05                 10/01/06           0.0000
0429784333                O                  09/01/36
0

10856159      E22/G02     F                  108,000.00         ZZ
                          360                108,000.00         1
                          7.7500             697.50             80
                          7.5000             697.50
HUMBLE        TX 77339    2                  08/07/06           00
0428896989                03                 10/01/06           0.0000
0428896989                N                  09/01/36
0

10856275      E22/G02     F                  112,388.00         ZZ
                          360                112,388.00         1
                          7.8750             814.89             80
                          7.6250             814.89
COLLEGE STATIOTX 77845    1                  08/07/06           00
0470127614                03                 10/01/06           0.0000
0470127614                N                  09/01/36
0

10856335      E22/G02     F                  270,400.00         ZZ
                          360                270,400.00         1
                          7.2500             1844.60            80
                          7.0000             1844.60
HENDERSON     NV 89052    1                  08/04/06           00
0470189853                03                 10/01/06           0.0000
0470189853                O                  09/01/36
0

10856343      E22/G02     F                  103,920.00         ZZ
                          360                103,920.00         1
                          7.8750             753.49             80
                          7.6250             753.49
KATY          TX 77449    1                  08/04/06           00
0470216094                03                 10/01/06           0.0000
0470216094                O                  09/01/36
0

10856383      E22/G02     F                  128,000.00         ZZ
                          360                128,000.00         1
                          8.3750             972.89             80
                          8.1250             972.89
CONWAY        SC 29526    1                  08/07/06           00
0429524838                05                 10/01/06           0.0000
0429524838                N                  09/01/36
0

10856451      E22/G02     F                  372,125.00         ZZ
                          360                372,125.00         1
                          7.3750             2570.17            65
                          7.1250             2570.17
BOCA RATON    FL 33433    5                  08/07/06           00
0429655830                03                 10/01/06           0.0000
0429655830                N                  09/01/36
0

10857315      H76/G02     F                  224,000.00         ZZ
                          360                223,837.87         1
                          7.6250             1585.46            80
                          7.3750             1585.46
STROUDSBURG   PA 18360    5                  07/26/06           00
0441747284                05                 09/01/06           0.0000
2006751306                O                  08/01/36
0

10857345      H76/G02     F                  492,000.00         ZZ
                          360                491,634.86         2
                          7.5000             3440.14            80
                          7.2500             3440.14
STATEN ISLAND NY 10314    5                  07/21/06           00
0441746955                09                 09/01/06           0.0000
2006754800                O                  08/01/36
0

10857665      313/G02     F                  92,000.00          ZZ
                          360                91,933.40          1
                          7.6250             651.18             80
                          7.3750             651.18
EDGEWATER     FL 32141    1                  07/28/06           00
0441744356                07                 09/01/06           0.0000
11239951                  N                  08/01/36
0

10858595      E23/G02     F                  112,800.00         ZZ
                          360                112,714.17         1
                          7.3750             779.08             80
                          7.1250             779.08
SAND SPRINGS  OK 74063    1                  07/31/06           00
0441776408                05                 09/01/06           0.0000
76000904                  O                  08/01/36
0

10861261      E22/G02     F                  220,800.00         ZZ
                          360                220,800.00         1
                          7.5000             1380.00            80
                          7.2500             1380.00
FLEMINGTON    NJ 08822    1                  08/08/06           00
0429141567                05                 10/01/06           0.0000
0429141567                O                  09/01/36
0

10861359      E22/G02     F                  135,920.00         ZZ
                          360                135,920.00         1
                          7.5000             950.37             80
                          7.2500             950.37
PORTAGE       MI 49024    1                  08/08/06           00
0429674039                05                 10/01/06           0.0000
0429674039                O                  09/01/36
0

10861425      E22/G01     F                  202,400.00         ZZ
                          360                202,400.00         1
                          7.2500             1380.72            80
                          7.0000             1380.72
LAYTON        UT 84040    2                  08/01/06           00
0429760168                05                 10/01/06           0.0000
0429760168                O                  09/01/36
0

10861457      E22/G01     F                  131,750.00         ZZ
                          360                131,750.00         1
                          7.3750             909.96             85
                          7.1250             909.96
OKLAHOMA CITY OK 73099    2                  08/03/06           04
0429798259                05                 10/01/06           12.0000
0429798259                O                  09/01/36
0

10861559      E22/G02     F                  292,000.00         ZZ
                          360                292,000.00         1
                          7.3750             2016.77            80
                          7.1250             2016.77
KENT          WA 98031    5                  08/01/06           00
0470029521                05                 10/01/06           0.0000
0470029521                O                  09/01/36
0

10861579      E22/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          8.1250             683.10             74
                          7.8750             683.10
TRAVERSE CITY MI 49684    5                  08/03/06           00
0470046624                05                 10/01/06           0.0000
0470046624                O                  09/01/36
0

10861629      E22/G02     F                  301,500.00         ZZ
                          360                301,500.00         1
                          7.2500             1821.56            90
                          7.0000             1821.56
DOVER TOWNSHIPNJ 08753    1                  08/08/06           10
0470086000                05                 10/01/06           25.0000
0470086000                O                  09/01/36
0

10861631      E22/G02     F                  133,520.00         ZZ
                          360                133,520.00         1
                          7.6250             848.41             80
                          7.3750             848.41
HOLLY         MI 48442    1                  08/08/06           00
0470086836                29                 10/01/06           0.0000
0470086836                O                  09/01/36
0

10861637      E22/G02     F                  286,000.00         ZZ
                          360                286,000.00         1
                          7.3750             1757.71            73
                          7.1250             1757.71
DORAL         FL 33178    1                  08/08/06           00
0470095068                09                 10/01/06           0.0000
0470095068                O                  09/01/36
0

10862859      Z77/G02     F                  131,200.00         ZZ
                          360                131,200.00         1
                          7.5000             917.37             80
                          7.2500             917.37
LAWRENCEVILLE GA 30045    2                  08/01/06           00
0441744570                05                 10/01/06           0.0000
06W2096                   O                  09/01/36
0

10865675      E22/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          7.2500             1111.67            80
                          7.0000             1111.67
DENVER        CO 80219    2                  08/04/06           00
0470153644                05                 10/01/06           0.0000
0470153644                O                  09/01/36
0

10865691      E22/G01     F                  214,500.00         ZZ
                          360                214,500.00         1
                          6.6250             1373.47            64
                          6.3750             1373.47
MARANA        AZ 85653    5                  08/03/06           00
0470162538                03                 10/01/06           0.0000
0470162538                O                  09/01/36
0

10865763      E22/G02     F                  205,000.00         ZZ
                          360                205,000.00         1
                          7.3750             1415.88            85
                          7.1250             1415.88
VIRGINIA BEACHVA 23462    5                  08/04/06           01
0428523336                05                 10/01/06           12.0000
0428523336                O                  09/01/36
0

10865909      E22/G02     F                  122,320.00         ZZ
                          360                122,320.00         1
                          7.6250             777.24             80
                          7.3750             777.24
WINTER PARK   FL 32792    1                  08/09/06           00
0429646508                01                 10/01/06           0.0000
0429646508                O                  09/01/36
0

10865917      E22/G02     F                  85,500.00          ZZ
                          360                85,500.00          3
                          8.3750             649.86             90
                          8.1250             649.86
SAGINAW       MI 48602    2                  08/09/06           10
0429675721                05                 10/01/06           25.0000
0429675721                N                  09/01/36
0

10865973      E22/G01     F                  88,000.00          ZZ
                          360                88,000.00          1
                          7.1250             592.87             74
                          6.8750             592.87
TYRONE        PA 16686    2                  08/04/06           00
0429775281                05                 10/01/06           0.0000
0429775281                O                  09/01/36
0

10866007      E22/G01     F                  158,400.00         ZZ
                          360                158,400.00         1
                          7.2500             1080.57            80
                          7.0000             1080.57
ELMA          WA 98541    5                  08/03/06           00
0429816028                05                 10/01/06           0.0000
0429816028                O                  09/01/36
0

10866041      E22/G02     F                  282,400.00         ZZ
                          360                282,400.00         2
                          7.5000             1765.00            80
                          7.2500             1765.00
CHICAGO       IL 60636    1                  08/09/06           00
0429847015                05                 10/01/06           0.0000
0429847015                O                  09/01/36
0

10866141      E22/G02     F                  145,000.00         ZZ
                          360                145,000.00         1
                          7.5000             1013.86            73
                          7.2500             1013.86
BIRMINGHAM    AL 35213    2                  08/04/06           00
0470114786                05                 10/01/06           0.0000
0470114786                O                  09/01/36
0

10866169      E22/G02     F                  101,000.00         ZZ
                          360                101,000.00         1
                          7.7500             723.58             80
                          7.5000             723.58
CYPRESS       TX 77433    1                  08/09/06           00
0470135575                03                 10/01/06           0.0000
0470135575                O                  09/01/36
0

10866177      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          7.7500             716.41             80
                          7.5000             716.41
HOUSTON       TX 77089    1                  08/07/06           00
0470141805                05                 10/01/06           0.0000
0470141805                O                  09/01/36
0

10866191      E22/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          7.7500             945.66             75
                          7.5000             945.66
OGDEN         UT 84404    2                  08/03/06           00
0470050550                05                 10/01/06           0.0000
0470050550                N                  09/01/36
0

10866217      E22/G02     F                  103,456.00         ZZ
                          360                103,456.00         1
                          8.3750             722.04             80
                          8.1250             722.04
KELLER        TX 76248    1                  08/08/06           00
0470068644                03                 10/01/06           0.0000
0470068644                N                  09/01/36
0

10866221      E22/G02     F                  99,200.00          ZZ
                          360                99,200.00          2
                          7.8750             719.27             80
                          7.6250             719.27
COLLEGE STATIOTX 77845    1                  08/04/06           00
0470064221                05                 10/01/06           0.0000
0470064221                N                  09/01/36
0

10866241      Y53/G02     F                  213,600.00         ZZ
                          360                213,600.00         1
                          7.5000             1335.00            80
                          7.2500             1335.00
FREDERICK     CO 80504    2                  07/14/06           00
0441773165                03                 09/01/06           0.0000
2006089086                O                  08/01/36
0

10866749      Z03/Z03     F                  265,000.00         ZZ
                          360                265,000.00         1
                          7.3750             1830.29            78
                          7.1250             1830.29
THE VILLAGES  FL 32162    1                  08/01/06           00
68022897                  05                 10/01/06           0.0000
68022897                  O                  09/01/36
0

10866811      313/G02     F                  94,400.00          ZZ
                          360                94,339.80          1
                          8.2500             709.20             80
                          8.0000             709.20
CHARLESTON    SC 29407    1                  07/28/06           00
0441765435                01                 09/01/06           0.0000
11225711                  O                  08/01/36
0

10866815      Y53/G02     F                  154,950.00         ZZ
                          360                154,822.98         1
                          7.0000             1030.89            80
                          6.7500             1030.89
CHARLOTTE     NC 28278    1                  07/27/06           00
0441772480                03                 09/01/06           0.0000
2006087511                O                  08/01/36
0

10867499      Y53/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.1250             950.00             80
                          6.8750             950.00
VANCOUVER     WA 98661    5                  07/26/06           00
0441773025                05                 09/01/06           0.0000
2006090144                O                  08/01/36
0

10867531      Y96/G02     F                  134,400.00         ZZ
                          360                134,322.67         1
                          8.7500             1057.33            80
                          8.5000             1057.33
DOUGLASVILLE  GA 30135    5                  07/28/06           00
0441750916                05                 09/01/06           0.0000
0606311000                N                  08/01/36
0

10868103      Y53/G02     F                  200,000.00         ZZ
                          360                199,847.82         1
                          7.3750             1381.35            52
                          7.1250             1381.35
MANTECA       CA 95337    2                  07/20/06           00
0441782190                05                 09/01/06           0.0000
2006089549                N                  08/01/36
0

10868347      Y53/G02     F                  95,000.00          ZZ
                          360                95,000.00          2
                          7.2500             573.96             80
                          7.0000             573.96
WOOSTER       OH 44691    5                  07/25/06           00
0441772886                05                 09/01/06           0.0000
2006085711                O                  08/01/36
0

10868371      Y53/G02     F                  115,600.00         ZZ
                          360                115,600.00         1
                          7.7500             746.58             80
                          7.5000             746.58
SOUTH MILWAUKEWI 53172    1                  08/01/06           00
0441772720                05                 10/01/06           0.0000
2006087363                O                  09/01/36
0

10868429      E22/G02     F                  367,600.00         T
                          360                367,600.00         1
                          7.5000             2570.31            80
                          7.2500             2570.31
VERNON        NJ 07462    1                  08/10/06           00
0429648421                01                 10/01/06           0.0000
0429648421                O                  09/01/36
0

10868485      E22/G02     F                  141,500.00         ZZ
                          360                141,500.00         1
                          7.3750             869.64             70
                          7.1250             869.64
STRASBURG     VA 22657    1                  08/10/06           00
0429788847                05                 10/01/06           0.0000
0429788847                O                  09/01/36
0

10868617      Y53/G02     F                  222,800.00         ZZ
                          360                222,718.06         1
                          7.1250             1404.82            80
                          6.8750             1404.82
LITTLETON     CO 80127    1                  07/27/06           00
0441772829                03                 09/01/06           0.0000
2006091576                O                  08/01/36
0

10868661      E22/G02     F                  344,000.00         ZZ
                          360                344,000.00         3
                          7.5000             2150.00            80
                          7.2500             2150.00
CHICAGO       IL 60649    1                  08/10/06           00
0470144460                05                 10/01/06           0.0000
0470144460                O                  09/01/36
0

10868759      L21/G02     F                  699,000.00         ZZ
                          360                699,000.00         1
                          6.8750             4004.69            79
                          6.6250             4004.69
SUDBURY       MA 01776    1                  07/24/06           00
0441791092                05                 09/01/06           0.0000
52504131                  O                  08/01/36
0

10868985      Y53/G02     F                  215,900.00         ZZ
                          360                215,714.12         1
                          6.7500             1400.32            80
                          6.5000             1400.32
DENVER        CO 80211    1                  07/27/06           00
0441772514                05                 09/01/06           0.0000
2006091103                O                  08/01/36
0

10868989      Y53/G02     F                  114,400.00         ZZ
                          360                114,400.00         1
                          7.5000             715.00             80
                          7.2500             715.00
ARVADA        CO 80004    1                  07/27/06           00
0441773488                01                 09/01/06           0.0000
2006088704                O                  08/01/36
0

10869047      L21/G02     F                  521,000.00         ZZ
                          360                521,000.00         1
                          6.7500             2930.63            79
                          6.5000             2930.63
NEWFIELDS     NH 03856    2                  07/20/06           00
0441779279                05                 09/01/06           0.0000
52514569                  O                  08/01/36
0

10871359      225/G02     F                  289,200.00         ZZ
                          360                288,979.94         1
                          7.3750             1997.44            70
                          7.1250             1997.44
RIVERDALE     NJ 07457    5                  07/19/06           00
0441834322                05                 09/01/06           0.0000
007842781                 N                  08/01/36
0

10871413      225/G02     F                  110,600.00         ZZ
                          360                110,517.91         2
                          7.5000             773.34             70
                          7.2500             773.34
LADSON        SC 29456    1                  07/25/06           00
0441834017                05                 09/01/06           0.0000
007844986                 N                  08/01/36
0

10871421      225/G02     F                  300,000.00         ZZ
                          360                299,760.09         1
                          7.1250             2021.16            50
                          6.8750             2021.16
WESTFORD      MA 01886    5                  07/17/06           00
0441834264                05                 09/01/06           0.0000
007845208                 O                  08/01/36
0

10871449      225/G02     F                  175,000.00         ZZ
                          360                174,860.05         1
                          7.1250             1179.01            57
                          6.8750             1179.01
BOCA RATON    FL 33434    5                  07/26/06           00
0441833837                03                 09/01/06           0.0000
007846032                 N                  08/01/36
0

10871965      H49/G02     F                  248,000.00         ZZ
                          360                248,000.00         4
                          7.5000             1550.00            80
                          7.2500             1550.00
RADCLIFF      KY 40160    1                  07/26/06           00
0441792728                05                 09/01/06           0.0000
754884                    N                  08/01/36
0

10872069      H49/G02     F                  248,000.00         ZZ
                          360                248,000.00         4
                          7.5000             1550.00            80
                          7.2500             1550.00
RADCLIFF      KY 40160    1                  07/26/06           00
0441776457                05                 09/01/06           0.0000
754880                    N                  08/01/36
0

10872269      E22/G02     F                  432,640.00         ZZ
                          360                432,640.00         1
                          7.7500             3099.49            80
                          7.5000             3099.49
DALLAS        TX 75219    1                  08/11/06           00
0470348194                06                 10/01/06           0.0000
0470348194                O                  09/01/36
0

10872279      E22/G02     F                  187,800.00         ZZ
                          360                187,800.00         1
                          7.7500             1212.88            72
                          7.5000             1212.88
LEHIGH ACRES  FL 33936    2                  08/08/06           00
0428753966                05                 10/01/06           0.0000
0428753966                N                  09/01/36
0

10872455      E22/G02     F                  100,400.00         ZZ
                          360                100,400.00         4
                          7.8750             727.97             80
                          7.6250             727.97
BRYAN         TX 77801    1                  08/11/06           00
0429664212                05                 10/01/06           0.0000
0429664212                N                  09/01/36
0

10872793      E22/G02     F                  101,600.00         ZZ
                          360                101,600.00         1
                          8.2500             698.50             80
                          8.0000             698.50
GRAND RAPIDS  MI 49503    2                  08/11/06           00
0470130212                05                 10/01/06           0.0000
0470130212                N                  09/01/36
0

10873777      Z03/Z03     F                  157,771.00         ZZ
                          360                157,771.00         1
                          7.3750             1089.69            89
                          7.1250             1089.69
THE VILLAGES  FL 32162    1                  08/02/06           12
068023703                 05                 10/01/06           30.0000
068023703                 O                  09/01/36
0

10875279      462/G02     F                  294,700.00         ZZ
                          360                294,700.00         1
                          6.5000             1596.29            80
                          6.2500             1596.29
SAN JACINTO   CA 92582    1                  07/12/06           00
0441800885                05                 09/01/06           0.0000
0009947979                O                  08/01/36
0

10875301      462/G02     F                  303,950.00         ZZ
                          360                303,675.23         1
                          6.5000             1921.17            80
                          6.2500             1921.17
SUN CITY      CA 92586    1                  07/18/06           00
0441802626                03                 09/01/06           0.0000
0004937868                O                  08/01/36
0

10875327      462/G02     F                  286,000.00         ZZ
                          360                286,000.00         1
                          7.0000             1668.33            59
                          6.7500             1668.33
MIAMI         FL 33032    1                  08/03/06           00
0441802261                03                 10/01/06           0.0000
0005147665                O                  09/01/36
0

10875491      462/G02     F                  700,000.00         ZZ
                          360                699,382.40         1
                          6.6250             4482.18            53
                          6.3750             4482.18
SAN RAMON     CA 94582    1                  07/07/06           00
0441784220                05                 09/01/06           0.0000
0008301574                O                  08/01/36
0

10875523      462/G02     F                  133,500.00         ZZ
                          360                133,410.42         1
                          8.0000             979.58             80
                          7.7500             979.58
NEW BRAUNFELS TX 78130    1                  07/18/06           00
0441806072                03                 09/01/06           0.0000
0009357476                N                  08/01/36
0

10875527      462/G02     F                  129,100.00         ZZ
                          360                129,004.19         1
                          7.5000             902.69             95
                          7.2500             902.69
NEW BRAUNFELS TX 78132    1                  07/16/06           11
0441784311                03                 09/01/06           30.0000
0009396078                O                  08/01/36
0

10875623      025/025     F                  108,200.00         ZZ
                          360                108,200.00         1
                          7.8750             710.06             80
                          7.6250             710.06
JACKSONVILLE  FL 32277    1                  03/31/06           00
0032262412                05                 05/01/06           0.0000
0032262412                O                  04/01/36
0

10875653      025/025     F                  628,803.00         ZZ
                          360                626,461.67         1
                          7.2500             3799.02            80
                          7.0000             3799.02
ST AUGUSTINE  FL 32095    1                  02/24/06           00
0034361402                03                 04/01/06           0.0000
0034361402                O                  03/01/36
0

10875665      025/025     F                  450,000.00         ZZ
                          360                450,000.00         1
                          7.2500             2718.75            54
                          7.0000             2718.75
HOLMES BEACH  FL 34217    2                  05/16/06           00
0034878686                05                 07/01/06           0.0000
0034878686                O                  06/01/36
0

10875681      025/025     F                  450,000.00         ZZ
                          360                450,000.00         1
                          6.8750             2578.13            52
                          6.6250             2578.13
FORT MYERS BEAFL 33931    5                  04/03/06           00
0035437136                06                 05/01/06           0.0000
0035437136                O                  04/01/36
0

10875689      025/025     F                  106,080.00         ZZ
                          360                105,700.79         1
                          7.7500             759.97             80
                          7.5000             759.97
CHARLOTTE     NC 28214    1                  03/24/06           00
0035616929                05                 05/01/06           0.0000
0035616929                O                  04/01/36
0

10875731      025/025     F                  500,000.00         ZZ
                          360                499,273.92         1
                          7.6250             3538.97            80
                          7.3750             3538.97
FLAGLER BEACH FL 32136    1                  06/23/06           00
0036619757                05                 08/01/06           0.0000
0036619757                O                  07/01/36
0

10875913      025/025     F                  455,000.00         ZZ
                          360                455,000.00         1
                          7.3750             3142.57            80
                          7.1250             3142.57
TURLOCK       CA 95382    1                  05/30/06           00
0203715560                05                 08/01/06           0.0000
0203715560                N                  07/01/36
0

10875967      025/025     F                  546,000.00         ZZ
                          360                546,000.00         1
                          7.3750             3355.62            70
                          7.1250             3355.62
MURRIETA      CA 92562    5                  06/22/06           00
0144875515                05                 08/01/06           0.0000
0144875515                O                  07/01/36
0

10876011      025/025     F                  608,000.00         ZZ
                          360                608,000.00         1
                          7.6250             3863.33            80
                          7.3750             3863.33
SCOTTSDALE    AZ 85262    5                  06/30/06           00
0144932191                03                 08/01/06           0.0000
0144932191                O                  07/01/36
0

10876047      025/025     F                  116,000.00         ZZ
                          360                116,000.00         1
                          8.5000             821.67             80
                          8.2500             821.67
ATLANTA       GA 30315    1                  06/14/06           00
0145006920                05                 08/01/06           0.0000
0145006920                O                  07/01/36
0

10876057      025/025     F                  448,750.00         ZZ
                          360                448,750.00         1
                          7.2500             2711.20            80
                          7.0000             2711.20
PALMDALE      CA 93551    1                  06/20/06           00
0145019592                03                 08/01/06           0.0000
0145019592                O                  07/01/36
0

10876061      025/025     F                  584,000.00         ZZ
                          360                583,193.55         1
                          7.8750             4234.41            80
                          7.6250             4234.41
CORTLANDT MANONY 10567    5                  06/23/06           00
0145021010                05                 08/01/06           0.0000
0145021010                O                  07/01/36
0

10876077      025/025     F                  812,000.00         ZZ
                          360                812,000.00         1
                          7.7500             5244.17            69
                          7.5000             5244.17
CELEBRATION   FL 34747    5                  06/21/06           00
0145136545                05                 08/01/06           0.0000
0145136545                O                  07/01/36
0

10876107      025/025     F                  237,600.00         ZZ
                          360                237,600.00         1
                          7.5000             1485.00            80
                          7.2500             1485.00
BAKERSFIELD   CA 93313    1                  06/07/06           00
0145169777                05                 08/01/06           0.0000
0145169777                N                  07/01/36
0

10876173      025/025     F                  493,500.00         ZZ
                          360                493,500.00         1
                          7.3750             3032.97            58
                          7.1250             3032.97
NEWARK        CA 94560    5                  06/28/06           00
0145241055                05                 08/01/06           0.0000
0145241055                O                  07/01/36
0

10876199      025/025     F                  102,400.00         ZZ
                          360                102,254.24         1
                          7.7500             733.61             80
                          7.5000             733.61
GAINESVILLE   GA 30506    1                  06/22/06           00
0145250106                05                 08/01/06           0.0000
0145250106                O                  07/01/36
0

10876201      025/025     F                  220,000.00         ZZ
                          360                219,664.02         1
                          7.7500             1576.11            80
                          7.5000             1576.11
UNION CITY    GA 30291    5                  06/14/06           00
0145250734                03                 08/01/06           0.0000
0145250734                N                  07/01/36
0

10876261      025/025     F                  570,916.00         ZZ
                          360                570,916.00         1
                          7.7500             3687.17            80
                          7.5000             3687.17
THE VILLAGES  FL 32162    1                  07/14/06           00
0203755913                05                 09/01/06           0.0000
0203755913                N                  08/01/36
0

10876269      025/025     F                  461,500.00         ZZ
                          360                460,759.71         1
                          7.1250             3109.21            73
                          6.8750             3109.21
ORANGE BEACH  AL 36561    5                  06/26/06           00
0203753611                06                 08/01/06           0.0000
0203753611                N                  07/01/36
0

10876277      025/025     F                  900,000.00         ZZ
                          360                899,986.94         1
                          7.1250             5343.75            80
                          6.8750             5343.75
PENSACOLA BEACFL 32561    5                  06/29/06           00
0203777115                06                 08/01/06           0.0000
0203777115                N                  07/01/36
0

10876349      025/025     F                  99,200.00          ZZ
                          360                99,200.00          1
                          8.0000             661.33             80
                          7.7500             661.33
PEACHTREE CITYGA 30269    1                  06/16/06           00
0145234324                05                 08/01/06           0.0000
0145234324                O                  07/01/36
0

10876417      025/025     F                  560,000.00         ZZ
                          360                560,000.00         1
                          7.3750             3441.67            70
                          7.1250             3441.67
GILLETTE      WY 82718    2                  07/19/06           00
0145403069                05                 09/01/06           0.0000
0145403069                O                  08/01/36
0

10876419      025/025     F                  114,400.00         ZZ
                          360                114,336.34         1
                          8.0000             762.67             80
                          7.7500             762.67
LITHONIA      GA 30058    1                  06/30/06           00
0145405098                05                 08/01/06           0.0000
0145405098                O                  07/01/36
0

10876439      025/025     F                  114,640.00         ZZ
                          360                114,640.00         1
                          8.3750             800.09             80
                          8.1250             800.09
DEARBORN      MI 48128    1                  07/05/06           00
0145410924                05                 08/01/06           0.0000
0145410924                N                  07/01/36
0

10876489      025/025     F                  572,000.00         ZZ
                          360                572,000.00         1
                          7.6250             3634.58            80
                          7.3750             3634.58
SAN JOSE      CA 95125    1                  07/18/06           00
0145419750                05                 09/01/06           0.0000
0145419750                N                  08/01/36
0

10876491      025/025     F                  480,000.00         ZZ
                          360                480,000.00         1
                          7.5000             3000.00            80
                          7.2500             3000.00
CORONA        CA 92879    5                  07/13/06           00
0145420402                05                 09/01/06           0.0000
0145420402                O                  08/01/36
0

10876493      025/025     F                  106,400.00         ZZ
                          360                106,377.83         1
                          7.7500             687.17             80
                          7.5000             687.17
ROGERS        AR 72758    1                  07/19/06           00
0145421228                05                 09/01/06           0.0000
0145421228                O                  08/01/36
0

10876505      025/025     F                  111,372.00         ZZ
                          360                111,372.00         1
                          7.6250             707.68             80
                          7.3750             707.68
DALLAS        GA 30132    1                  06/30/06           00
0145426029                03                 08/01/06           0.0000
0145426029                N                  07/01/36
0

10876549      025/025     F                  999,990.00         ZZ
                          360                999,990.00         1
                          8.1250             6770.77            80
                          7.8750             6770.77
LOS ANGELES   CA 90049    1                  07/14/06           00
0145457156                05                 09/01/06           0.0000
0145457156                O                  08/01/36
0

10876555      025/025     F                  972,000.00         ZZ
                          360                972,000.00         1
                          7.0000             5670.00            65
                          6.7500             5670.00
RYE BEACH     NH 03871    5                  06/23/06           00
0202852828                05                 08/01/06           0.0000
0202852828                O                  07/01/36
0

10876569      025/025     F                  650,000.00         ZZ
                          360                650,000.00         1
                          7.0000             3791.67            35
                          6.7500             3791.67
KILL DEVIL HILNC 27948    2                  05/12/06           00
0203393681                05                 07/01/06           0.0000
0203393681                O                  06/01/36
0

10876631      025/025     F                  360,000.00         ZZ
                          360                359,450.44         1
                          7.3750             2486.44            80
                          7.1250             2486.44
MIDLAND PARK  NJ 07432    5                  06/16/06           00
0203564497                05                 08/01/06           0.0000
0203564497                N                  07/01/36
0

10876647      025/025     F                  114,400.00         ZZ
                          360                114,143.71         1
                          7.5000             799.90             80
                          7.2500             799.90
HAMPTON       VA 23669    5                  05/26/06           00
0203577226                05                 07/01/06           0.0000
0203577226                O                  06/01/36
0

10876657      025/025     F                  460,000.00         ZZ
                          360                460,000.00         1
                          7.3750             2827.08            80
                          7.1250             2827.08
ALEXANDRIA    VA 22308    1                  05/23/06           00
0203593306                05                 07/01/06           0.0000
0203593306                O                  06/01/36
0

10876703      025/025     F                  360,000.00         ZZ
                          360                359,490.20         1
                          7.7500             2579.08            90
                          7.5000             2579.08
FARGO         ND 58104    5                  06/19/06           00
0203668116                05                 08/01/06           0.0000
0203668116                O                  07/01/36
0

10876715      025/025     F                  131,900.00         ZZ
                          360                131,900.00         1
                          7.1250             783.16             80
                          6.8750             783.16
GRESHAM       OR 97080    1                  06/20/06           00
0203679063                05                 08/01/06           0.0000
0203679063                O                  07/01/36
0

10876717      025/025     F                  530,000.00         ZZ
                          360                530,000.00         1
                          7.7500             3422.92            74
                          7.5000             3422.92
SAN JOSE      CA 95119    5                  06/08/06           00
0203679279                05                 08/01/06           0.0000
0203679279                O                  07/01/36
0

10876761      025/025     F                  276,000.00         ZZ
                          360                275,750.00         1
                          7.5000             1725.00            80
                          7.2500             1725.00
GRESHAM       OR 97030    5                  06/07/06           00
0203706692                05                 08/01/06           0.0000
0203706692                N                  07/01/36
0

10876787      025/025     F                  488,000.00         ZZ
                          360                488,000.00         1
                          7.3750             2999.17            80
                          7.1250             2999.17
TEMECULA      CA 92592    2                  07/26/06           00
0145363966                03                 09/01/06           0.0000
0145363966                O                  08/01/36
0

10876793      025/025     F                  525,000.00         ZZ
                          360                525,000.00         1
                          7.7500             3390.62            77
                          7.5000             3390.62
SANTEE        CA 92071    5                  06/28/06           00
0145366043                05                 08/01/06           0.0000
0145366043                O                  07/01/36
0

10876795      025/025     F                  448,000.00         ZZ
                          360                448,000.00         1
                          7.6250             2846.67            80
                          7.3750             2846.67
GARDENA       CA 90247    5                  07/06/06           00
0145366571                05                 08/01/06           0.0000
0145366571                O                  07/01/36
0

10876805      025/025     F                  552,000.00         ZZ
                          360                552,000.00         1
                          7.6250             3507.50            80
                          7.3750             3507.50
MURRIETA      CA 92563    5                  07/14/06           00
0145367702                05                 09/01/06           0.0000
0145367702                O                  08/01/36
0

10876807      025/025     F                  444,000.00         ZZ
                          360                444,000.00         1
                          7.3750             2728.75            80
                          7.1250             2728.75
MONROVIA      CA 91016    1                  06/21/06           00
0145368031                05                 08/01/06           0.0000
0145368031                O                  07/01/36
0

10876817      025/025     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.3750             1229.17            80
                          7.1250             1229.17
MANKATO       MN 56001    5                  06/26/06           00
0203794177                05                 08/01/06           0.0000
0203794177                N                  07/01/36
0

10876849      025/025     F                  1,000,000.00       ZZ
                          360                1,000,000.00       1
                          7.2500             6041.67            42
                          7.0000             6041.67
ALEXANDRIA    VA 22312    5                  07/14/06           00
0203847009                05                 09/01/06           0.0000
0203847009                N                  08/01/36
0

10876861      025/025     F                  596,000.00         ZZ
                          360                596,000.00         1
                          7.7500             3849.17            80
                          7.5000             3849.17
SALINAS       CA 93908    5                  07/01/06           00
0203867247                03                 09/01/06           0.0000
0203867247                N                  08/01/36
0

10876863      025/025     F                  520,000.00         ZZ
                          360                519,800.00         1
                          6.8750             2979.17            80
                          6.6250             2979.17
RICHMOND      VA 23226    1                  06/30/06           00
0203868328                05                 08/01/06           0.0000
0203868328                N                  07/01/36
0

10876869      025/025     F                  486,400.00         ZZ
                          360                486,400.00         1
                          7.5000             3040.00            80
                          7.2500             3040.00
ROSEVILLE     CA 95661    1                  07/19/06           00
0203882675                05                 09/01/06           0.0000
0203882675                N                  08/01/36
0

10876873      025/025     F                  1,092,000.00       ZZ
                          360                1,092,000.00       1
                          7.7500             7052.50            65
                          7.5000             7052.50
MIAMI         FL 33133    1                  07/17/06           01
0203905005                05                 09/01/06           25.0000
0203905005                N                  08/01/36
0

10877219      E22/G02     F                  103,200.00         ZZ
                          360                103,200.00         1
                          8.0000             757.25             80
                          7.7500             757.25
HUMBLE        TX 77346    1                  08/08/06           00
0429694300                03                 10/01/06           0.0000
0429694300                O                  09/01/36
0

10877293      E22/G02     F                  100,000.00         ZZ
                          360                99,921.99          1
                          7.2500             682.18             35
                          7.0000             682.18
BOISE         ID 83709    5                  07/14/06           00
0429808462                05                 09/01/06           0.0000
0429808462                O                  08/01/36
0

10877299      E22/G02     F                  114,210.00         ZZ
                          360                114,210.00         1
                          7.6250             808.37             90
                          7.3750             808.37
FOUNTAIN INN  SC 29644    1                  08/14/06           01
0429812126                05                 10/01/06           25.0000
0429812126                O                  09/01/36
0

10877395      E22/G02     F                  148,800.00         ZZ
                          360                148,800.00         1
                          7.5000             1040.43            80
                          7.2500             1040.43
DECATUR       GA 30033    1                  08/11/06           00
0470003112                01                 10/01/06           0.0000
0470003112                O                  09/01/36
0

10877503      E22/G02     F                  297,500.00         ZZ
                          360                297,500.00         1
                          7.3750             1828.39            80
                          7.1250             1828.39
LAKE WORTH    FL 33462    2                  08/08/06           00
0429324452                08                 10/01/06           0.0000
0429324452                O                  09/01/36
0

10877507      E22/G02     F                  108,834.00         ZZ
                          360                108,834.00         1
                          7.6250             691.55             75
                          7.3750             691.55
INDIANAPOLIS  IN 46237    1                  08/10/06           00
0429345853                03                 10/01/06           0.0000
0429345853                N                  09/01/36
0

10877557      E22/G02     F                  315,000.00         ZZ
                          360                315,000.00         1
                          6.6250             2016.98            57
                          6.3750             2016.98
HOLTSVILLE    NY 11742    2                  08/09/06           00
0470047853                05                 10/01/06           0.0000
0470047853                O                  09/01/36
0

10877599      E22/G02     F                  116,800.00         ZZ
                          360                116,800.00         1
                          7.5000             816.68             80
                          7.2500             816.68
TOOELE        UT 84074    2                  08/07/06           00
0470081985                05                 10/01/06           0.0000
0470081985                O                  09/01/36
0

10877609      E22/G02     F                  92,000.00          ZZ
                          360                92,000.00          3
                          7.2500             627.60             80
                          7.0000             627.60
TURTLE CREEK  PA 15145    2                  08/14/06           00
0470085408                05                 10/01/06           0.0000
0470085408                N                  09/01/36
0

10877713      E22/G02     F                  156,000.00         ZZ
                          360                156,000.00         1
                          7.5000             1090.77            80
                          7.2500             1090.77
KEENE         VA 22946    2                  08/08/06           00
0470150509                05                 10/01/06           0.0000
0470150509                O                  09/01/36
0

10877759      E22/G02     F                  236,000.00         ZZ
                          360                236,000.00         1
                          7.2500             1609.94            80
                          7.0000             1609.94
TACOMA        WA 98407    5                  08/07/06           00
0470189465                05                 10/01/06           0.0000
0470189465                O                  09/01/36
0

10877763      E22/G02     F                  112,320.00         ZZ
                          360                112,320.00         1
                          7.6250             794.99             80
                          7.3750             794.99
ORLANDO       FL 32811    1                  08/14/06           00
0470193251                01                 10/01/06           0.0000
0470193251                N                  09/01/36
0

10877815      E22/G02     F                  101,992.00         ZZ
                          360                101,992.00         1
                          7.7500             730.68             90
                          7.5000             730.68
NASHVILLE     TN 37201    1                  08/14/06           04
0470219312                01                 10/01/06           25.0000
0470219312                N                  09/01/36
0

10878789      253/253     F                  106,400.00         ZZ
                          360                106,400.00         1
                          7.7500             762.27             80
                          7.5000             762.27
DENTON        TX 76209    1                  08/01/06           00
670189                    05                 10/01/06           0.0000
670189                    N                  09/01/36
0

10878985      313/G02     F                  183,900.00         ZZ
                          360                183,900.00         1
                          7.6250             1168.54            65
                          7.3750             1168.54
PORTLAND      OR 97210    1                  08/01/06           00
0441786837                01                 10/01/06           0.0000
11234408                  O                  09/01/36
0

10879311      Z82/G02     F                  87,200.00          ZZ
                          360                87,200.00          1
                          8.1250             647.46             80
                          7.8750             647.46
SHERRILL      IA 52073    5                  08/08/06           00
0441775814                05                 10/01/06           0.0000
41551                     O                  09/01/36
0

10879503      Z73/Z73     F                  110,000.00         ZZ
                          360                109,909.83         1
                          7.0000             731.84             43
                          6.7500             731.84
MASTIC        NY 11950    5                  08/07/06           00
00001000000843            05                 10/01/06           0.0000
00001000000843            N                  09/01/36
0

10879539      H49/G02     F                  236,000.00         ZZ
                          360                236,000.00         1
                          7.5000             1475.00            65
                          7.2500             1475.00
WASHINGTON    DC 20002    5                  08/02/06           00
0441776390                05                 09/01/06           0.0000
754814                    N                  08/01/36
0

10879605      H49/G02     F                  236,000.00         ZZ
                          360                236,000.00         1
                          7.5000             1475.00            58
                          7.2500             1475.00
WASHINGTON    DC 20010    5                  08/02/06           00
0441776424                05                 09/01/06           0.0000
754813                    N                  08/01/36
0

10880179      E22/G02     F                  130,000.00         T
                          360                130,000.00         1
                          7.2500             886.83             40
                          7.0000             886.83
LAKE HAVASU CIAZ 86404    5                  08/10/06           00
0470150681                05                 10/01/06           0.0000
0470150681                O                  09/01/36
0

10880219      E22/G02     F                  112,800.00         ZZ
                          360                112,800.00         1
                          7.2500             681.50             80
                          7.0000             681.50
GRAYSON       GA 30017    1                  08/15/06           00
0470216433                05                 10/01/06           0.0000
0470216433                O                  09/01/36
0

10880253      E22/G02     F                  417,000.00         ZZ
                          360                416,000.00         1
                          7.2500             2519.38            79
                          7.0000             2519.38
GIG HARBOR    WA 98335    1                  08/07/06           00
0470252248                03                 10/01/06           0.0000
0470252248                O                  09/01/36
0

10880353      E22/G02     F                  165,000.00         ZZ
                          360                165,000.00         1
                          7.2500             1125.59            59
                          7.0000             1125.59
KENMORE       WA 98028    5                  08/09/06           00
0429823586                09                 10/01/06           0.0000
0429823586                O                  09/01/36
0

10880405      E22/G02     F                  264,000.00         ZZ
                          360                264,000.00         1
                          7.5000             1650.00            80
                          7.2500             1650.00
PATERSON      NJ 07502    1                  08/15/06           00
0470002650                05                 10/01/06           0.0000
0470002650                O                  09/01/36
0

10880483      E22/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          7.0000             904.81             80
                          6.7500             904.81
PUEBLO        CO 81001    1                  08/15/06           00
0428776827                05                 10/01/06           0.0000
0428776827                O                  09/01/36
0

10880491      E22/G02     F                  325,000.00         ZZ
                          360                325,000.00         1
                          7.3750             2244.69            46
                          7.1250             2244.69
FAIRFIELD     NJ 07004    5                  08/10/06           00
0429204027                05                 10/01/06           0.0000
0429204027                O                  09/01/36
0

10880575      E22/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          8.1250             785.42             80
                          7.8750             785.42
MAULDIN       SC 29662    1                  08/16/06           00
0429595341                05                 10/01/06           0.0000
0429595341                N                  09/01/36
0

10881453      E11/G02     F                  105,000.00         ZZ
                          360                105,000.00         1
                          7.5000             734.18             84
                          7.2500             734.18
BROOKLYN PARK MN 55445    1                  08/11/06           04
0441786811                09                 10/01/06           20.0000
0010001089749             N                  09/01/36
0

10881547      313/G02     F                  214,709.00         ZZ
                          360                214,709.00         1
                          7.3750             1319.57            90
                          7.1250             1319.57
FORT MYERS    FL 33905    1                  08/08/06           04
0441801628                03                 10/01/06           30.0000
10834620                  O                  09/01/36
0

10881827      560/560     F                  427,000.00         ZZ
                          360                427,000.00         4
                          6.8750             2446.36            61
                          6.6250             2446.36
PASO ROBLES   CA 93446    5                  07/12/06           00
595939208                 07                 09/01/06           0.0000
595939208                 N                  08/01/36
0

10881881      560/560     F                  800,000.00         ZZ
                          360                799,344.25         1
                          7.0000             5322.42            65
                          6.7500             5322.42
FRISCO        CO 80443    5                  07/24/06           00
596424200                 05                 09/01/06           0.0000
596424200                 O                  08/01/36
0

10881905      560/560     F                  794,400.00         T
                          360                793,732.60         1
                          6.8750             5218.65            74
                          6.6250             5218.65
HOLMES BEACH  FL 34217    2                  07/28/06           00
596660704                 05                 09/01/06           0.0000
596660704                 O                  08/01/36
0

10881909      560/560     F                  448,676.00         ZZ
                          360                448,308.22         1
                          7.0000             2985.06            80
                          6.7500             2985.06
PHILADELPHIA  PA 19103    1                  07/27/06           00
596711002                 06                 09/01/06           0.0000
596711002                 N                  08/01/36
0

10881989      560/560     F                  918,000.00         ZZ
                          240                916,210.85         1
                          6.8750             7048.53            75
                          6.6250             7048.53
ST GEORGE ISLAFL 32328    5                  06/30/06           00
601603790                 05                 09/01/06           0.0000
601603790                 O                  08/01/26
0

10881999      560/560     F                  825,000.00         ZZ
                          360                824,289.69         1
                          6.7500             5350.94            75
                          6.5000             5350.94
LONGBOAT KEY  FL 34228    5                  07/11/06           00
601604286                 05                 09/01/06           0.0000
601604286                 O                  08/01/36
0

10882369      369/G02     F                  85,800.00          ZZ
                          360                85,800.00          1
                          7.5000             536.25             65
                          7.2500             536.25
LINCOLN       NE 68506    1                  07/13/06           00
0441871423                05                 09/01/06           0.0000
80903636                  N                  08/01/36
0

10882375      369/G02     F                  845,000.00         T
                          360                844,004.10         1
                          6.8750             5551.05            65
                          6.6250             5551.05
SAINT AUGUSTINFL 32095    1                  07/14/06           00
0441855533                03                 09/01/06           0.0000
80907728                  O                  08/01/36
0

10882409      369/G02     F                  450,000.00         T
                          360                450,000.00         1
                          7.6250             2859.38            75
                          7.3750             2859.38
SCOTTSDALE    AZ 85254    1                  07/19/06           00
0441854916                05                 09/01/06           0.0000
80958903                  O                  08/01/36
0

10882425      369/G02     F                  436,900.00         ZZ
                          360                436,900.00         1
                          6.8750             2503.07            80
                          6.6250             2503.07
FORT MYERS    FL 33913    1                  07/31/06           00
0441871357                03                 09/01/06           0.0000
80981293                  O                  08/01/36
0

10882441      369/G02     F                  944,850.00         ZZ
                          360                944,850.00         1
                          7.0000             5511.62            70
                          6.7500             5511.62
PHOENIX       AZ 85050    1                  07/28/06           00
0441871381                03                 09/01/06           0.0000
81005183                  O                  08/01/36
0

10882443      369/G02     F                  520,000.00         ZZ
                          360                520,000.00         1
                          7.3750             3195.83            80
                          7.1250             3195.83
SAINT PETERSBUFL 33703    1                  07/31/06           00
0441854866                05                 09/01/06           0.0000
81007064                  O                  08/01/36
0

10883029      E22/G02     F                  174,700.00         ZZ
                          360                174,700.00         4
                          7.1250             1176.99            70
                          6.8750             1176.99
AUBURN        ME 04210    2                  08/16/06           00
0429668023                05                 10/01/06           0.0000
0429668023                N                  09/01/36
0

10883031      E22/G02     F                  172,000.00         ZZ
                          360                172,000.00         1
                          7.0000             1144.32            80
                          6.7500             1144.32
ARLINGTON     TX 76017    1                  08/15/06           00
0470374901                05                 10/01/06           0.0000
0470374901                O                  09/01/36
0

10883179      E22/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          7.8750             813.75             80
                          7.6250             813.75
GRETNA        LA 70056    1                  08/16/06           00
0470048752                05                 10/01/06           0.0000
0470048752                O                  09/01/36
0

10883185      E22/G02     F                  438,750.00         ZZ
                          360                438,750.00         1
                          7.2500             2993.05            75
                          7.0000             2993.05
POMPTON PLAINSNJ 07444    5                  08/11/06           00
0470096306                05                 10/01/06           0.0000
0470096306                O                  09/01/36
0

10883229      E22/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          7.3750             856.44             78
                          7.1250             856.44
SUSQUEHANNA   PA 17109    5                  08/11/06           00
0470125766                05                 10/01/06           0.0000
0470125766                O                  09/01/36
0

10883319      E22/G02     F                  161,000.00         ZZ
                          360                161,000.00         1
                          7.2500             1098.30            74
                          7.0000             1098.30
CHICAGO       IL 60610    5                  08/11/06           00
0470213778                06                 10/01/06           0.0000
0470213778                O                  09/01/36
0

10883793      H58/G02     F                  295,900.00         ZZ
                          360                295,900.00         1
                          7.6250             1880.20            100
                          6.6650             1880.20
NEWBERG       OR 97132    1                  07/26/06           12
0441843000                05                 09/01/06           35.0000
400177                    O                  08/01/36
0

10883813      H58/G02     F                  575,700.00         ZZ
                          360                575,700.00         1
                          7.5000             3598.13            95
                          6.3000             3598.13
AUBURN        CA 95602    1                  07/13/06           12
0441842309                05                 09/01/06           30.0000
401353                    O                  08/01/36
0

10883817      H58/G02     F                  335,000.00         ZZ
                          360                335,000.00         1
                          7.6250             2128.65            100
                          6.6250             2128.65
SURPRISE      AZ 85374    1                  07/26/06           12
0441842317                03                 09/01/06           35.0000
401971                    O                  08/01/36
0

10884453      940/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.3750             1105.08            38
                          7.1250             1105.08
MONTCLAIR     CA 91763    5                  08/08/06           00
0441828068                05                 10/01/06           0.0000
60060213                  O                  09/01/36
0

10885095      Y21/G02     F                  225,000.00         ZZ
                          360                225,000.00         1
                          6.7500             1265.63            35
                          6.5000             1265.63
TORRANCE      CA 90505    5                  07/20/06           00
0441804770                05                 09/01/06           0.0000
206611781                 N                  08/01/36
0

10885109      Y21/G02     F                  440,000.00         ZZ
                          360                439,621.17         1
                          6.7500             2853.83            80
                          6.5000             2853.83
CHINO HILLS   CA 91709    5                  07/25/06           00
0441816287                05                 09/01/06           0.0000
206639252                 O                  08/01/36
0

10885185      L68/G02     F                  92,000.00          ZZ
                          360                91,936.69          1
                          7.8750             667.06             80
                          7.6250             667.06
GRAND JCT     CO 81503    1                  07/28/06           00
0441843992                05                 09/01/06           0.0000
12064                     N                  08/01/36
0

10885269      AL7/G02     F                  142,400.00         ZZ
                          360                142,400.00         1
                          7.2500             971.42             80
                          7.0000             971.42
MYRTLE BEACH  SC 29577    2                  08/08/06           00
0441801362                08                 10/01/06           0.0000
158474201                 O                  09/01/36
0

10885339      758/G02     F                  102,150.00         T
                          360                102,084.86         1
                          8.2500             767.42             80
                          8.0000             767.42
TOMBALL       TX 77375    1                  07/31/06           00
0441814282                03                 09/01/06           0.0000
12588696                  O                  08/01/36
0

10885771      E22/G02     F                  99,200.00          T
                          360                99,200.00          1
                          7.5000             620.00             80
                          7.2500             620.00
KINGSVILLE    TX 78363    1                  08/17/06           00
0470092297                05                 10/01/06           0.0000
0470092297                O                  09/01/36
0

10885795      E22/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          8.1250             785.42             80
                          7.8750             785.42
WAYNE         MI 48184    1                  08/18/06           00
0470151630                05                 10/01/06           0.0000
0470151630                N                  09/01/36
0

10885913      E22/G02     F                  111,920.00         ZZ
                          360                111,920.00         1
                          8.2500             769.45             80
                          8.0000             769.45
LOWELL        AR 72745    1                  08/17/06           00
0470340639                05                 10/01/06           0.0000
0470340639                N                  09/01/36
0

10886459      U85/G02     F                  186,000.00         ZZ
                          360                186,000.00         1
                          7.5000             1300.54            69
                          7.2500             1300.54
LAS VEGAS     NV 89123    1                  08/14/06           00
0441809357                05                 10/01/06           0.0000
0506010252                O                  09/01/36
0

10887259      313/G02     F                  171,500.00         ZZ
                          360                171,500.00         1
                          7.6250             1089.74            70
                          7.3750             1089.74
GLEN BURNIE   MD 21061    1                  08/11/06           00
0441806460                05                 10/01/06           0.0000
11252814                  N                  09/01/36
0

10887427      313/G02     F                  649,250.00         ZZ
                          360                649,250.00         1
                          7.2500             3922.56            49
                          7.0000             3922.56
KIAWAH ISLAND SC 29455    1                  08/14/06           00
0441806445                03                 10/01/06           0.0000
11239332                  N                  09/01/36
0

10887643      P27/G02     F                  146,400.00         ZZ
                          360                146,400.00         1
                          7.0000             974.00             80
                          6.7500             974.00
CLEARWATER    FL 33756    5                  08/10/06           00
0441805991                05                 10/01/06           0.0000
DN2122570706              O                  09/01/36
0

10887671      313/G02     F                  90,935.00          ZZ
                          360                90,935.00          1
                          7.6250             643.64             65
                          7.3750             643.64
SALEM         OR 97301    1                  08/08/06           00
0441806437                05                 10/01/06           0.0000
11258605                  N                  09/01/36
0

10887835      H49/G02     F                  227,500.00         ZZ
                          360                227,500.00         1
                          7.5000             1421.88            65
                          7.2500             1421.88
WASHINGTON    DC 20017    5                  08/02/06           00
0441841996                05                 09/01/06           0.0000
754290                    N                  08/01/36
0

10888107      E22/G02     F                  156,800.00         ZZ
                          360                156,800.00         1
                          7.3750             1082.98            80
                          7.1250             1082.98
CONWAY        AR 72034    2                  08/14/06           00
0429178312                05                 10/01/06           0.0000
0429178312                O                  09/01/36
0

10888221      E22/G02     F                  135,920.00         ZZ
                          360                135,920.00         1
                          7.1250             915.72             80
                          6.8750             915.72
PRINEVILLE    OR 97754    1                  08/03/06           00
0429780216                05                 10/01/06           0.0000
0429780216                O                  09/01/36
0

10888225      E22/G02     F                  312,000.00         ZZ
                          360                312,000.00         4
                          7.0000             1820.00            62
                          6.7500             1820.00
PERTH AMBOY   NJ 08861    5                  08/18/06           00
0429784069                05                 10/01/06           0.0000
0429784069                N                  09/01/36
0

10888461      E22/G02     F                  144,000.00         ZZ
                          360                144,000.00         1
                          7.5000             1006.87            80
                          7.2500             1006.87
BAY CITY      MI 48706    1                  08/18/06           00
0470176900                05                 10/01/06           0.0000
0470176900                N                  09/01/36
0

10888497      E22/G02     F                  98,800.00          ZZ
                          360                98,800.00          1
                          7.5000             690.82             80
                          7.2500             690.82
ARLINGTON     TX 76018    1                  08/18/06           00
0470206327                05                 10/01/06           0.0000
0470206327                O                  09/01/36
0

10888583      E22/G02     F                  96,000.00          ZZ
                          360                96,000.00          1
                          8.0000             704.41             80
                          7.7500             704.41
AUSTIN        TX 78578    1                  08/18/06           00
0470256603                05                 10/01/06           0.0000
0470256603                N                  09/01/36
0

10888595      E22/G02     F                  85,500.00          ZZ
                          360                85,500.00          1
                          8.0000             627.37             90
                          7.7500             627.37
GRAND JUNCTIONCO 81501    1                  08/18/06           04
0470265844                05                 10/01/06           25.0000
0470265844                N                  09/01/36
0

10888637      E22/G02     F                  444,000.00         ZZ
                          360                444,000.00         1
                          8.0000             2960.00            70
                          7.7500             2960.00
SCOTCH PLAINS NJ 07076    2                  08/18/06           00
0470300310                05                 10/01/06           0.0000
0470300310                N                  09/01/36
0

10889191      313/G02     F                  146,800.00         ZZ
                          360                146,800.00         1
                          7.5000             1026.45            80
                          7.2500             1026.45
ALSIP         IL 60803    5                  08/08/06           00
0441811031                01                 10/01/06           0.0000
11264223                  O                  09/01/36
0

10889459      S22/G02     F                  96,750.00          ZZ
                          360                96,750.00          1
                          7.5000             676.49             75
                          7.2500             676.49
ORLANDO       FL 32819    2                  08/15/06           00
0441832458                05                 10/01/06           0.0000
0611311P                  N                  09/01/36
0

10889885      P48/G02     F                  244,000.00         ZZ
                          360                244,000.00         2
                          7.9900             1624.63            80
                          7.7400             1624.63
HAMMOND       WI 54015    1                  08/16/06           00
0441825684                05                 10/01/06           0.0000
7902FS                    N                  09/01/36
0

10890059      X89/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          7.8750             812.07             80
                          7.6250             812.07
ACWORTH       GA 30101    2                  08/08/06           00
0441835691                05                 10/01/06           0.0000
3065866                   O                  09/01/36
0

10890603      E22/G02     F                  123,200.00         ZZ
                          360                123,200.00         1
                          7.6250             872.00             80
                          7.3750             872.00
KATY          TX 77449    1                  08/09/06           00
0470245416                03                 10/01/06           0.0000
0470245416                O                  09/01/36
0

10890925      E22/G02     F                  139,920.00         ZZ
                          360                139,920.00         1
                          7.2500             954.50             80
                          7.0000             954.50
WEST VALLEY CIUT 84120    1                  08/17/06           00
0470225640                05                 10/01/06           0.0000
0470225640                O                  09/01/36
0

10890969      E22/G02     F                  231,000.00         ZZ
                          360                231,000.00         4
                          7.2500             1575.83            70
                          7.0000             1575.83
EAST WENATCHEEWA 98802    5                  08/15/06           00
0429258916                05                 10/01/06           0.0000
0429258916                N                  09/01/36
0

10890989      E22/G02     F                  98,000.00          ZZ
                          360                98,000.00          1
                          7.2500             668.53             70
                          7.0000             668.53
NEW ORLEANS   LA 70114    5                  08/16/06           00
0429350531                05                 10/01/06           0.0000
0429350531                O                  09/01/36
0

10891127      E22/G02     F                  960,000.00         ZZ
                          360                960,000.00         3
                          8.1250             7127.97            80
                          7.8750             7127.97
ROXBURY       MA 02119    1                  08/21/06           00
0429804008                05                 10/01/06           0.0000
0429804008                N                  09/01/36
0

10891177      E22/G02     F                  155,250.00         TX
                          360                155,250.00         3
                          7.3750             1072.27            75
                          7.1250             1072.27
GALVESTON     TX 77550    5                  08/21/06           00
0470003062                05                 10/01/06           0.0000
0470003062                N                  09/01/36
0

10891245      E22/G02     F                  237,600.00         ZZ
                          360                237,600.00         1
                          8.0000             1584.00            80
                          7.7500             1584.00
MACOMB        MI 48044    1                  08/21/06           00
0470071374                05                 10/01/06           0.0000
0470071374                O                  09/01/36
0

10891297      E22/G02     F                  234,000.00         ZZ
                          360                234,000.00         1
                          7.2500             1596.29            77
                          7.0000             1596.29
KILL DEVIL HILNC 27948    2                  08/16/06           00
0470115809                05                 10/01/06           0.0000
0470115809                O                  09/01/36
0

10892869      W68/G02     F                  825,000.00         ZZ
                          360                825,000.00         1
                          7.0000             4812.50            50
                          6.7500             4812.50
TUSTIN        CA 92782    2                  08/01/06           00
0441808946                03                 10/01/06           0.0000
6075299                   O                  09/01/36
0

10894419      E22/G02     F                  98,000.00          ZZ
                          360                98,000.00          1
                          7.5000             685.23             19
                          7.2500             685.23
WEST HOLLYWOODCA 90069    2                  08/14/06           00
0429088750                06                 10/01/06           0.0000
0429088750                N                  09/01/36
0

10894421      E22/G02     F                  650,000.00         ZZ
                          360                650,000.00         1
                          7.2500             3927.08            35
                          7.0000             3927.08
NEWPORT BEACH CA 92625    5                  08/15/06           00
0429156557                05                 10/01/06           0.0000
0429156557                O                  09/01/36
0

10894659      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.8750             870.08             80
                          7.6250             870.08
HOUSTON       TX 77061    1                  08/21/06           00
0470270844                05                 10/01/06           0.0000
0470270844                O                  09/01/36
0

10896047      Z91/G02     F                  540,000.00         ZZ
                          360                540,000.00         1
                          7.6250             3822.09            80
                          7.3750             3822.09
BOUNTIFUL     UT 84010    1                  08/04/06           00
0441832441                05                 10/01/06           0.0000
1060720001                O                  09/01/36
0

10896061      J53/J53     F                  112,800.00         ZZ
                          360                112,716.29         1
                          7.5000             788.71             80
                          7.2500             788.71
DALHART       TX 79022    1                  07/07/06           00
12538084                  05                 09/01/06           0.0000
12538084                  O                  08/01/36
0

10896331      G27/G02     F                  585,000.00         ZZ
                          360                585,000.00         1
                          7.5000             3656.25            65
                          7.2500             3656.25
APTOS         CA 95003    5                  08/02/06           00
0441842135                05                 10/01/06           0.0000
344060023                 N                  09/01/36
0

10896365      B76/G02     F                  121,520.00         ZZ
                          360                121,520.00         1
                          7.8750             881.10             80
                          7.6250             881.10
TRAVERSE CITY MI 49684    1                  08/17/06           00
0441840501                05                 10/01/06           0.0000
2235133                   O                  09/01/36
0

10897907      E22/G02     F                  221,250.00         ZZ
                          360                221,250.00         1
                          7.0000             1290.63            75
                          6.7500             1290.63
GIG HARBOR    WA 98335    5                  08/16/06           00
0470257254                03                 10/01/06           0.0000
0470257254                O                  09/01/36
0

10898259      E22/G02     F                  560,000.00         ZZ
                          360                560,000.00         1
                          7.5000             3685.20            80
                          7.2500             3685.20
MASSAPEQUA PARNY 11762    2                  08/18/06           00
0429610777                05                 10/01/06           0.0000
0429610777                O                  09/01/36
0

10900781      L21/G02     F                  436,000.00         ZZ
                          360                436,000.00         1
                          7.0000             2543.33            80
                          6.7500             2543.33
ROHNERT PARK  CA 94928    1                  08/01/06           00
0441839628                05                 10/01/06           0.0000
52514895                  O                  09/01/36
0

10905019      B43/G02     F                  275,000.00         ZZ
                          360                275,000.00         1
                          7.2500             1661.46            70
                          7.0000             1661.46
FRAMINGHAM    MA 01701    1                  08/08/06           00
0441965837                05                 10/01/06           0.0000
12602928                  O                  09/01/36
0

10905391      E22/G02     F                  107,250.00         ZZ
                          360                107,250.00         1
                          8.0000             786.96             75
                          7.7500             786.96
PASCO         WA 99301    1                  08/08/06           00
0429598659                05                 10/01/06           0.0000
0429598659                N                  09/01/36
0

10905649      E22/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          7.7500             802.38             80
                          7.5000             802.38
SALT LAKE CITYUT 84105    1                  08/22/06           00
0470337890                05                 10/01/06           0.0000
0470337890                N                  09/01/36
0

10905673      E22/G02     F                  96,000.00          ZZ
                          360                96,000.00          2
                          7.6250             679.48             80
                          7.3750             679.48
INDIANAPOLIS  IN 46201    1                  08/24/06           00
0470374174                05                 10/01/06           0.0000
0470374174                N                  09/01/36
0

10906471      X47/G02     F                  559,200.00         ZZ
                          360                559,200.00         1
                          7.2500             3378.50            80
                          7.0000             3378.50
CAPE CORAL    FL 33993    1                  08/14/06           00
0441842168                05                 10/01/06           0.0000
K19394                    O                  09/01/36
0

10907145      E22/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          8.0000             675.06             77
                          7.7500             675.06
OZARK         MO 65721    5                  08/21/06           00
0470349457                05                 10/01/06           0.0000
0470349457                O                  09/01/36
0

10907547      E22/G02     F                  101,600.00         ZZ
                          360                101,600.00         1
                          7.7500             727.87             80
                          7.5000             727.87
CHATTANOOGA   TN 37421    1                  08/25/06           00
0470171778                05                 10/01/06           0.0000
0470171778                O                  09/01/36
0

10908555      L21/G02     F                  1,803,750.00       ZZ
                          360                1,803,750.00       1
                          7.7500             12922.29           65
                          7.5000             12922.29
YARMOUTH      ME 04096    1                  08/18/06           00
0441840105                05                 10/01/06           0.0000
52514460                  O                  09/01/36
0

10908789      313/G02     F                  188,800.00         ZZ
                          360                188,800.00         1
                          7.3750             1160.34            80
                          7.1250             1160.34
CHARLESTON    SC 29492    1                  08/18/06           00
0441861911                03                 10/01/06           0.0000
11255775                  O                  09/01/36
0

10909147      Z44/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          7.6250             737.08             80
                          7.3750             737.08
SALEM         OR 97304    1                  08/03/06           00
0441857950                05                 10/01/06           0.0000
4021612                   O                  09/01/36
0

10909197      Z44/G02     F                  153,600.00         ZZ
                          360                153,600.00         1
                          7.3750             944.00             80
                          7.1250             944.00
EUGENE        OR 97402    1                  07/17/06           00
0441850476                05                 09/01/06           0.0000
4022618                   O                  08/01/36
0

10909207      Z44/G02     F                  204,800.00         ZZ
                          360                204,800.00         1
                          7.0000             1194.67            80
                          6.7500             1194.67
BEAVERTON     OR 97005    1                  07/27/06           00
0441858313                05                 09/01/06           0.0000
4022741                   O                  08/01/36
0

10909217      Z44/G02     F                  487,500.00         ZZ
                          360                487,500.00         1
                          7.2500             3325.61            75
                          7.0000             3325.61
MANZANITA     OR 97130    1                  08/10/06           00
0441855707                05                 10/01/06           0.0000
4022811                   N                  09/01/36
0

10909227      Z44/G02     F                  89,000.00          ZZ
                          360                88,933.95          1
                          7.5000             622.30             62
                          7.2500             622.30
EUGENE        OR 97402    2                  07/13/06           00
0441860319                05                 09/01/06           0.0000
4022857                   N                  08/01/36
0

10909239      Z44/G02     F                  104,000.00         ZZ
                          360                103,922.82         1
                          7.5000             727.18             70
                          7.2500             727.18
EUGENE        OR 97402    2                  07/19/06           00
0441860640                03                 09/01/06           0.0000
4022945                   N                  08/01/36
0

10909253      Z44/G02     F                  212,000.00         ZZ
                          360                212,000.00         1
                          7.5000             1325.00            80
                          7.2500             1325.00
PORTLAND      OR 97203    1                  07/14/06           00
0441859279                05                 09/01/06           0.0000
4022985                   O                  08/01/36
0

10909279      Z44/G02     F                  524,950.00         ZZ
                          360                524,950.00         1
                          7.7500             3390.30            80
                          7.5000             3390.30
HAPPY VALLEY  OR 97086    1                  08/10/06           00
0441860178                03                 10/01/06           0.0000
4023069                   O                  09/01/36
0

10909293      Z44/G02     F                  422,485.00         ZZ
                          360                422,485.00         1
                          7.5000             2640.53            80
                          7.2500             2640.53
VANCOUVER     WA 98682    1                  07/19/06           00
0441859790                03                 09/01/06           0.0000
4023116                   O                  08/01/36
0

10909351      Z44/G02     F                  96,000.00          ZZ
                          360                96,000.00          1
                          7.2500             654.89             60
                          7.0000             654.89
EUGENE        OR 97404    1                  08/08/06           00
0441856176                05                 10/01/06           0.0000
4023379                   N                  09/01/36
0

10909371      Z44/G02     F                  200,000.00         ZZ
                          360                199,912.68         1
                          7.8750             1371.90            80
                          7.6250             1371.90
PORTLAND      OR 97206    1                  07/26/06           00
0441855269                05                 09/01/06           0.0000
4023448                   O                  08/01/36
0

10909375      Z44/G02     F                  191,920.00         ZZ
                          360                191,920.00         1
                          7.1250             1139.53            80
                          6.8750             1139.53
SPRINGFIELD   OR 97478    1                  08/04/06           00
0441858933                05                 10/01/06           0.0000
4023464                   O                  09/01/36
0

10909417      Z44/G02     F                  417,000.00         ZZ
                          360                417,000.00         1
                          7.1250             2475.94            79
                          6.8750             2475.94
EUGENE        OR 97403    1                  08/01/06           00
0441859659                05                 10/01/06           0.0000
4023881                   O                  09/01/36
0

10909425      Z44/G02     F                  242,000.00         ZZ
                          360                242,000.00         1
                          7.1250             1436.88            76
                          6.8750             1436.88
GRESHAM       OR 97080    1                  08/09/06           00
0441858263                05                 10/01/06           0.0000
4024040                   O                  09/01/36
0

10909741      975/G02     F                  484,000.00         ZZ
                          360                484,000.00         1
                          7.1250             2873.75            80
                          6.8750             2873.75
ANAHEIM       CA 92805    5                  08/09/06           00
0441904828                05                 10/01/06           0.0000
2062195                   O                  09/01/36
0

10910511      E22/G02     F                  96,300.00          ZZ
                          360                96,300.00          1
                          8.3750             672.09             90
                          8.1250             672.09
WESTERVILLE   OH 43081    5                  08/28/06           04
0470372707                01                 10/01/06           25.0000
0470372707                N                  09/01/36
0

10910999      E22/G02     F                  111,200.00         ZZ
                          360                111,200.00         1
                          7.5000             777.53             80
                          7.2500             777.53
HOUSTON       TX 77036    1                  08/28/06           00
0470005745                03                 10/01/06           0.0000
0470005745                O                  09/01/36
0

10912017      S22/G02     F                  202,500.00         ZZ
                          360                202,500.00         1
                          7.2500             1381.41            90
                          7.0000             1381.41
CLERMONT      FL 34714    1                  08/18/06           14
0441847670                03                 10/01/06           25.0000
0611359P                  O                  09/01/36
0

10915307      E22/G02     F                  86,250.00          ZZ
                          360                86,250.00          2
                          7.8750             625.37             75
                          7.6250             625.37
KILLEN        AL 35645    5                  08/22/06           00
0429006752                05                 10/01/06           0.0000
0429006752                N                  09/01/36
0

10915507      E22/G02     F                  96,000.00          TX
                          360                96,000.00          1
                          7.8750             696.07             80
                          7.6250             696.07
STAFFORD      TX 77477    5                  08/24/06           00
0470169806                03                 10/01/06           0.0000
0470169806                O                  09/01/36
0

10915511      E22/G02     F                  110,000.00         ZZ
                          360                110,000.00         1
                          8.0000             807.14             80
                          7.7500             807.14
AUSTIN        TX 78727    1                  08/25/06           00
0470177791                05                 10/01/06           0.0000
0470177791                N                  09/01/36
0

10917487      L49/G02     F                  535,000.00         ZZ
                          360                535,000.00         1
                          7.0000             3120.83            80
                          6.7500             3120.83
ELK GROVE     CA 95757    1                  08/16/06           00
0441926649                05                 10/01/06           0.0000
10041013                  O                  09/01/36
0

10918255      Z82/G02     F                  114,000.00         ZZ
                          360                114,000.00         1
                          7.3750             787.37             80
                          7.1250             787.37
MADISON       WI 53714    1                  08/25/06           00
0441849460                05                 10/01/06           0.0000
49712                     O                  09/01/36
0

10918419      Z82/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          7.5000             783.12             80
                          7.2500             783.12
OCHEYEDAN     IA 51354    1                  08/25/06           00
0441849932                05                 10/01/06           0.0000
49263                     O                  09/01/36
0

10918609      X47/G02     F                  103,000.00         ZZ
                          360                103,000.00         4
                          7.3750             711.40             55
                          7.1250             711.40
SILVER CREEK  GA 30173    2                  08/24/06           00
0441860186                05                 10/01/06           0.0000
K19508                    N                  09/01/36
0

10918659      X21/G02     F                  600,000.00         ZZ
                          360                600,000.00         1
                          7.5000             3750.00            75
                          7.2500             3750.00
ALEXANDRIA    VA 22312    5                  08/03/06           00
0441875309                05                 10/01/06           0.0000
12602124                  O                  09/01/36
0

10919427      E22/G02     F                  240,000.00         ZZ
                          360                240,000.00         4
                          7.6250             1698.70            80
                          7.3750             1698.70
LANSING       IL 60438    1                  08/30/06           00
0429091713                05                 10/01/06           0.0000
0429091713                N                  09/01/36
0

10920019      E22/G02     F                  112,500.00         ZZ
                          360                112,500.00         1
                          7.8750             815.70             75
                          7.6250             815.70
PLEASANT GROVEUT 84062    1                  08/28/06           00
0470324732                05                 10/01/06           0.0000
0470324732                N                  09/01/36
0

10920083      E22/G02     F                  114,000.00         ZZ
                          360                114,000.00         1
                          7.7500             816.71             75
                          7.5000             816.71
CYPRESS       TX 77433    1                  08/28/06           00
0470348384                03                 10/01/06           0.0000
0470348384                N                  09/01/36
0

10920563      E22/G02     F                  175,500.00         ZZ
                          360                175,500.00         1
                          7.6250             1242.18            90
                          7.3750             1242.18
EWING         NJ 08618    1                  08/30/06           04
0470598392                05                 10/01/06           25.0000
0470598392                O                  09/01/36
0

10922775      R56/G02     F                  1,737,000.00       ZZ
                          360                1,737,000.00       1
                          7.1250             10313.44           63
                          6.8750             10313.44
NEWPORT BEACH CA 92625    5                  07/05/06           00
0441864444                05                 09/01/06           0.0000
W0606006680               O                  08/01/36
0

10923029      P27/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.7500             775.00             80
                          7.5000             775.00
HOLMEN        WI 54636    2                  08/10/06           00
0441873197                05                 10/01/06           0.0000
12558510                  O                  09/01/36
0

10924337      E22/G02     F                  86,310.00          ZZ
                          360                86,310.00          1
                          7.6250             610.90             90
                          7.3750             610.90
HOUSTON       TX 77063    1                  08/31/06           01
0470498221                01                 10/01/06           25.0000
0470498221                N                  09/01/36
0

10924451      E22/G02     F                  111,566.00         ZZ
                          360                111,566.00         1
                          7.8750             808.93             80
                          7.6250             808.93
SPRING        TX 77373    1                  08/28/06           00
0470477563                03                 10/01/06           0.0000
0470477563                N                  09/01/36
0

10926073      X89/G02     F                  535,000.00         ZZ
                          360                535,000.00         1
                          6.8750             3514.56            60
                          6.6250             3514.56
CANYON COUNTRYCA 91387    2                  08/22/06           00
0441867157                03                 10/01/06           0.0000
3068092                   O                  09/01/36
0

10928027      A46/G02     F                  87,800.00          ZZ
                          360                87,800.00          1
                          8.2500             659.62             74
                          8.0000             659.62
LEAGUE CITY   TX 77573    2                  08/28/06           00
0441868544                03                 10/01/06           0.0000
0282931                   N                  09/01/36
0

10928081      X89/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          7.1250             835.41             80
                          6.8750             835.41
KNIGHTDALE    NC 27545    2                  08/23/06           00
0441866936                05                 10/01/06           0.0000
5003916                   O                  09/01/36
0

10928087      144/144     F                  300,000.00         ZZ
                          360                299,760.09         1
                          7.1250             2021.16            58
                          6.8750             2021.16
HYDE PARK     NY 12538    5                  06/23/06           00
05E/STORTINI K            05                 09/01/06           0.0000
05E/STORTINI K            O                  08/01/36
0

10928233      313/G02     F                  100,288.00         ZZ
                          360                100,288.00         1
                          7.7500             647.70             80
                          7.5000             647.70
FORNEY        TX 75126    1                  08/24/06           00
0441866423                03                 10/01/06           0.0000
11269248                  N                  09/01/36
0

10929329      E22/G02     F                  544,000.00         ZZ
                          360                544,000.00         1
                          7.5000             3400.00            80
                          7.2500             3400.00
SAN LUIS OBISPCA 93405    1                  08/23/06           00
0470330127                05                 10/01/06           0.0000
0470330127                O                  09/01/36
0

10929483      E22/G02     F                  88,250.00          ZZ
                          360                88,250.00          1
                          7.5000             617.06             77
                          7.2500             617.06
NEW HAVEN     CT 06513    2                  08/28/06           00
0470110214                01                 10/01/06           0.0000
0470110214                O                  09/01/36
0

10931481      L21/G02     F                  896,000.00         ZZ
                          360                896,000.00         1
                          6.5000             5663.33            80
                          6.2500             5663.33
ATLANTA       GA 30328    1                  08/29/06           00
0441913001                05                 10/01/06           0.0000
52518239                  O                  09/01/36
0

10931495      L21/G02     F                  324,800.00         ZZ
                          360                324,800.00         1
                          6.7500             1827.00            80
                          6.5000             1827.00
MARIETTA      GA 30064    5                  08/24/06           00
0441913670                05                 10/01/06           0.0000
52515982                  O                  09/01/36
0

10933587      L21/G02     F                  101,600.00         ZZ
                          360                101,600.00         1
                          7.6250             645.58             77
                          7.3750             645.58
DECATUR       GA 30034    1                  06/28/06           00
0441913803                05                 08/01/06           0.0000
52512028                  O                  07/01/36
0

10933711      L21/G02     F                  114,600.00         ZZ
                          360                114,600.00         1
                          7.3750             791.52             80
                          7.1250             791.52
QUECHEE       VT 05059    1                  08/30/06           00
0441911054                03                 10/01/06           0.0000
52517286                  O                  09/01/36
0

10933769      X47/G02     F                  128,000.00         ZZ
                          360                128,000.00         1
                          8.2500             961.62             80
                          8.0000             961.62
COLLEYVILLE   TX 76034    1                  08/23/06           00
0441913126                05                 10/01/06           0.0000
K19583                    N                  09/01/36
0

10935969      B65/G02     F                  230,000.00         ZZ
                          360                230,000.00         1
                          7.1250             1549.55            75
                          6.8750             1549.55
MEDINA        OH 44256    5                  08/30/06           00
0441940764                05                 10/01/06           0.0000
01192081                  O                  09/01/36
0

10942325      225/G02     F                  311,000.00         ZZ
                          360                311,000.00         1
                          6.7500             1749.38            37
                          6.5000             1749.38
BETHPAGE      NY 11714    1                  08/23/06           00
0441938172                05                 10/01/06           0.0000
007849034                 O                  09/01/36
0

10942391      225/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          7.8750             667.07             75
                          7.6250             667.07
COVINGTON     KY 41011    5                  08/11/06           00
0441937372                05                 10/01/06           0.0000
007572960                 N                  09/01/36
0

10942413      225/G02     F                  250,000.00         ZZ
                          360                250,000.00         1
                          7.8750             1640.62            65
                          7.6250             1640.62
PINE BEACH    NJ 08741    5                  08/02/06           00
0441930286                05                 10/01/06           0.0000
007838390                 O                  09/01/36
0

10942415      225/G02     F                  845,000.00         ZZ
                          360                845,000.00         1
                          7.1250             5017.19            70
                          6.8750             5017.19
BOCA RATON    FL 33496    5                  07/28/06           00
0441926409                05                 09/01/06           0.0000
007839206                 O                  08/01/36
0

10942505      225/G02     F                  103,200.00         ZZ
                          360                103,123.41         1
                          7.5000             721.59             80
                          7.2500             721.59
ROCKFORD      IL 61108    1                  07/18/06           00
0441937422                05                 09/01/06           0.0000
007844854                 O                  08/01/36
0

10942537      225/G02     F                  504,500.00         ZZ
                          360                504,065.63         1
                          6.7500             3272.18            60
                          6.5000             3272.18
RANCHO CUCAMONCA 91701    1                  07/19/06           00
0441939154                05                 09/01/06           0.0000
007845478                 O                  08/01/36
0

10942543      225/G02     F                  152,000.00         T
                          360                152,000.00         1
                          7.8750             997.50             80
                          7.6250             997.50
TINLEY PARK   IL 60477    1                  08/01/06           00
0441941036                05                 10/01/06           0.0000
007845567                 O                  09/01/36
0

10942559      225/G02     F                  116,000.00         ZZ
                          360                115,913.91         1
                          7.5000             811.09             80
                          7.2500             811.09
SPRINGFIELD   MA 01104    1                  07/31/06           00
0441935517                05                 09/01/06           0.0000
007845705                 O                  08/01/36
0

10942585      225/G02     F                  116,100.00         T
                          360                116,100.00         1
                          7.8750             841.81             90
                          7.6250             841.81
RALEIGH       NC 27610    1                  08/21/06           12
0441941754                03                 10/01/06           25.0000
007845901                 O                  09/01/36
0

10942665      225/G02     F                  102,516.00         ZZ
                          360                102,516.00         1
                          7.0000             682.05             80
                          6.7500             682.05
AUSTIN        TX 78721    1                  08/16/06           00
0441927340                03                 10/01/06           0.0000
007846426                 O                  09/01/36
0

10942715      225/G02     F                  96,000.00          ZZ
                          360                96,000.00          1
                          7.6250             679.49             80
                          7.3750             679.49
FALL RIVER    MA 02720    5                  08/04/06           00
0441924537                01                 10/01/06           0.0000
007846615                 O                  09/01/36
0

10942779      225/G02     F                  125,000.00         ZZ
                          360                125,000.00         1
                          7.0000             831.63             46
                          6.7500             831.63
HILLSBORO     OR 97124    1                  08/08/06           00
0441923729                05                 10/01/06           0.0000
007847019                 O                  09/01/36
0

10942843      225/G02     F                  327,000.00         T
                          360                327,000.00         1
                          6.6250             2093.82            60
                          6.3750             2093.82
IRVINE        CA 92612    5                  08/07/06           00
0441930435                01                 10/01/06           0.0000
007847606                 O                  09/01/36
0

10942877      225/G02     F                  117,000.00         ZZ
                          360                117,000.00         1
                          7.8750             848.34             90
                          7.6250             848.34
PORT RICHEY   FL 34668    1                  08/15/06           04
0441935830                05                 10/01/06           25.0000
007847924                 O                  09/01/36
0

10942879      225/G02     F                  510,000.00         ZZ
                          360                510,000.00         1
                          6.8750             3350.34            59
                          6.6250             3350.34
ANAHEIM       CA 92807    5                  08/07/06           00
0441936747                03                 10/01/06           0.0000
007847928                 O                  09/01/36
0

10942881      225/G02     F                  440,000.00         ZZ
                          360                440,000.00         1
                          7.0000             2566.67            80
                          6.7500             2566.67
EL CAJON      CA 92020    5                  08/11/06           00
0441944113                05                 10/01/06           0.0000
007847931                 O                  09/01/36
0

10949935      Z91/G02     F                  94,800.00          ZZ
                          360                94,800.00          1
                          7.5000             662.86             80
                          7.2500             662.86
SALT LAKE CITYUT 84104    1                  09/01/06           00
0441939519                05                 10/01/06           0.0000
1060828002                O                  09/01/36
0

10951563      313/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.3750             983.34             79
                          7.1250             983.34
PALM BAY      FL 32907    1                  08/30/06           00
0441937919                05                 10/01/06           0.0000
11290996                  O                  09/01/36
0

10956425      253/253     F                  505,000.00         ZZ
                          360                505,000.00         1
                          7.0000             3359.78            57
                          6.7500             3359.78
DAVIDSONVILLE MD 21035    5                  08/28/06           00
670875                    05                 10/01/06           0.0000
670875                    O                  09/01/36
0

10959431      Z03/Z03     F                  218,571.00         ZZ
                          360                218,571.00         1
                          7.5000             1528.28            80
                          7.2500             1528.28
THE VILLAGES  FL 32162    1                  08/31/06           00
068024093                 05                 10/01/06           0.0000
068024093                 O                  09/01/36
0

10960893      A50/G02     F                  105,000.00         ZZ
                          240                105,000.00         1
                          7.2500             829.90             75
                          7.0000             829.90
SHARPSBURG    GA 30277    5                  08/31/06           00
0441966736                05                 10/01/06           0.0000
12671051                  N                  09/01/26
0

10967125      E22/G02     F                  128,000.00         ZZ
                          360                128,000.00         1
                          7.8750             840.00             80
                          7.6250             840.00
SPRINGDALE    AR 72764    1                  08/22/06           00
0470336843                05                 10/01/06           0.0000
0470336843                O                  09/01/36
0

Total Number of Loans     512

Total Original Balance    137,926,159.00

Total Principal Balance   137,862,642.34

Total Original P+I        900,000.60

Total Current P+I         899,994.38

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
10403224                                0.7220
261852.14                               0.0800
8.6250                                  0.0000
7.9030                                  0.0000
7.8230
6.5000                                  1.3230

10485318                                0.2500
132203.15                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10494407                                0.2500
100000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10517719                                0.2500
116486.63                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10520988                                0.2500
112106.69                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10521610                                0.2500
148015.30                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10521624                                0.2500
179596.72                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10522044                                0.2500
87700.88                                0.0800
8.5000                                  0.0000
8.2500                                  0.0000
8.1700
6.5000                                  1.6700

10522314                                0.2500
95795.40                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10522364                                0.2500
95796.53                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10522368                                0.2500
95796.53                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10522648                                0.7774
126581.41                               0.0800
7.5000                                  0.0000
6.7226                                  0.0000
6.6426
6.5000                                  0.1426

10522656                                0.7774
122170.16                               0.0800
8.3750                                  0.0000
7.5976                                  0.0000
7.5176
6.5000                                  1.0176

10522700                                0.7774
290496.60                               0.0800
7.7500                                  0.0000
6.9726                                  0.0000
6.8926
6.5000                                  0.3926

10529879                                0.2500
247200.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10534295                                0.2500
144799.55                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10534865                                0.2500
140000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10539404                                0.2500
142400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10546118                                0.2500
122550.36                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10556131                                0.2500
302885.77                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10558621                                0.2500
239332.80                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10567331                                0.2500
151577.42                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10571742                                0.2500
1253758.77                              0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10571822                                0.2500
216435.24                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10571842                                0.2500
267749.21                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10571930                                0.2500
181658.93                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10571976                                0.2500
182352.23                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10572004                                0.2500
132791.85                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572006                                0.2500
180723.69                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572026                                0.2500
177800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10572028                                0.2500
129386.90                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10572032                                0.2500
263596.99                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572044                                0.2500
190000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572118                                0.2500
211684.34                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572142                                0.2500
273581.72                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572162                                0.2500
159736.92                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10572186                                0.2500
109832.07                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572198                                0.2500
163307.14                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572224                                0.2500
148572.84                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572228                                0.2500
174000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10572240                                0.2500
199287.64                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572254                                0.2500
121818.33                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572276                                0.2500
199500.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572338                                0.2500
264605.43                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572394                                0.2500
92358.79                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572396                                0.2500
98249.78                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572404                                0.2500
94851.33                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572420                                0.2500
290000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572430                                0.2500
98845.07                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572438                                0.2500
263500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10572536                                0.2500
257805.84                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572608                                0.2500
299542.04                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572610                                0.2500
111749.14                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572612                                0.2500
127023.47                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572614                                0.2500
122228.93                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572616                                0.2500
121818.33                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572620                                0.2500
87789.09                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572646                                0.2500
120380.48                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572648                                0.2500
119655.31                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10574445                                0.2500
98139.89                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10578153                                0.2500
221797.11                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10581470                                0.2500
102320.12                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10582271                                0.2500
88919.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10582998                                0.2500
151200.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10583028                                0.2500
99921.99                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10583044                                0.2500
187500.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10583048                                0.2500
151200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10584250                                0.2500
388000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10584252                                0.2500
523050.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10584646                                0.2500
85840.89                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10591106                                0.2500
85900.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10594757                                0.2500
94036.39                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10602041                                0.2500
95733.11                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10602360                                0.2500
292000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10603676                                0.2500
183800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10606880                                0.2500
563200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10606918                                0.2500
103800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10606992                                0.2500
92723.93                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10607074                                0.2500
356000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10607092                                0.2500
527000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607106                                0.2500
775000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10607108                                0.2500
633000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607124                                0.2500
184000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10607132                                0.2500
649453.92                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607158                                0.2500
480000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607351                                0.2500
288000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10607460                                0.2500
420000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10608375                                0.2500
283677.37                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10612431                                0.2500
163998.09                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10612689                                0.2500
123999.16                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10619140                                0.2500
414750.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10619248                                0.2500
95300.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10620986                                0.2500
302500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10621032                                0.2500
103000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10622634                                0.2500
1763000.00                              0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10622961                                0.2500
332000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10623418                                0.2500
789750.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10623434                                0.2500
164450.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10623916                                0.2500
133500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10624028                                0.2500
208000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10626606                                0.2500
111000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10626716                                0.2500
592000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10629388                                0.2500
103400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10630144                                0.2500
536000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10631317                                0.2500
156474.14                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10651592                                0.2500
305550.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10651863                                0.2500
175864.86                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10651989                                0.2500
107775.57                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10669759                                0.2500
175583.89                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10679367                                0.2500
129600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10692961                                0.2500
95810.32                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10708935                                0.2500
209600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10714685                                0.2500
103920.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10732507                                0.2500
269607.93                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10737811                                0.2500
256000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10740231                                0.2500
87862.28                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10740245                                0.2500
137474.31                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10742433                                0.2500
164000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10745519                                0.2500
354471.41                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10748427                                0.2500
127825.06                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10749443                                1.1300
124627.46                               0.0300
7.0000                                  0.0000
5.8700                                  0.0000
5.8400
5.8400                                  0.0000

10753029                                0.2500
119724.37                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10753101                                0.2500
105962.06                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10771323                                0.2500
239605.39                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10780021                                0.2500
111833.22                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10784785                                0.2500
198000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10787755                                0.2500
222917.59                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10788807                                0.2500
559594.69                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10789107                                0.2500
347694.08                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792071                                0.2500
187220.83                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10792089                                0.2500
114641.09                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10792193                                0.2500
147668.41                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10792213                                0.2500
224196.56                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10794715                                0.9100
572863.76                               0.0300
7.3750                                  0.0000
6.4650                                  0.0000
6.4350
6.4350                                  0.0000

10796333                                0.2500
209844.15                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10797643                                0.2500
179866.41                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10799069                                0.2500
104913.93                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10800507                                0.2500
274379.96                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10800631                                0.2500
137789.32                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10801511                                0.2500
212800.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10803853                                0.2500
157121.10                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10805875                                0.2500
269799.62                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10808231                                0.2500
224665.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10808279                                0.2500
96228.73                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10808289                                0.2500
184800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10808347                                0.2500
116821.40                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10808375                                0.2500
170738.98                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10808481                                0.2500
89637.65                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10808485                                0.2500
105254.94                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10808629                                0.2500
119842.47                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10808669                                0.2500
94186.43                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10808731                                0.2500
520000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10808737                                0.2500
112692.17                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10808765                                0.2500
88097.50                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10810291                                0.2500
440000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10810707                                0.2500
285000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10816387                                0.2500
128399.75                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10818139                                0.2500
104474.33                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10818481                                0.2500
376403.83                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10819095                                0.2500
113161.66                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10819129                                0.2500
249814.46                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10819357                                0.2500
382000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10828443                                0.2500
107841.89                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10829525                                0.2500
174870.12                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10829795                                0.2500
197533.95                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10829983                                0.2500
135920.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10837895                                0.2500
92625.87                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10838447                                0.2500
109500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10838831                                0.2500
242000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10838935                                0.2500
274795.91                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840131                                0.2500
203519.69                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840157                                0.2500
144772.56                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840171                                0.2500
103841.23                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10840191                                0.2500
200000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840203                                0.2500
244616.60                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840231                                0.2500
175717.68                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840241                                0.2500
275000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840263                                0.2500
128603.38                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10840291                                0.2500
86271.34                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840299                                0.2500
195854.53                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840301                                0.2500
195685.59                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840321                                0.2500
232568.43                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840347                                0.2500
249814.46                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840365                                0.2500
250000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840367                                0.2500
97857.31                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840385                                0.2500
319744.10                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840391                                0.2500
183863.44                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840393                                0.2500
267780.31                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10840411                                0.2500
749429.31                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10840421                                0.2500
299777.35                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840471                                0.2500
1467522.96                              0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10840479                                0.2500
263760.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10840485                                0.2500
199843.97                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840535                                0.2500
276294.80                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840537                                0.2500
1000000.00                              0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840539                                0.2500
195608.33                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840559                                0.2500
254801.08                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840593                                0.2500
154000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10842277                                0.2500
161879.77                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10844017                                0.2500
117512.72                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10844391                                0.2500
247833.26                               0.0800
7.9900                                  0.0000
7.7400                                  0.0000
7.6600
6.5000                                  1.1600

10845419                                0.2500
150400.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10847127                                0.2500
975000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10847129                                0.2500
742499.99                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10847133                                0.2500
720000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10847149                                0.2500
143893.13                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10849833                                0.2500
106800.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10849951                                0.2500
100000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10850377                                0.2500
699453.94                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10850513                                0.2500
467740.16                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10850523                                0.2500
495583.30                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10850543                                0.2500
550337.42                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10852741                                0.2500
248000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10852795                                0.2500
120000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10853099                                0.2500
115920.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10853121                                0.2500
85000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10853229                                0.2500
543750.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10855421                                0.2500
260000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10855491                                0.2500
115920.17                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10855901                                0.2500
128000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10855931                                0.2500
200000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10856159                                0.2500
108000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10856275                                0.2500
112388.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10856335                                0.2500
270400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10856343                                0.2500
103920.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10856383                                0.2500
128000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10856451                                0.2500
372125.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10857315                                0.2500
223837.87                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10857345                                0.2500
491634.86                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10857665                                0.2500
91933.40                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10858595                                0.2500
112714.17                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10861261                                0.2500
220800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10861359                                0.2500
135920.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10861425                                0.2500
202400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10861457                                0.2500
131750.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10861559                                0.2500
292000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10861579                                0.2500
92000.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10861629                                0.2500
301500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10861631                                0.2500
133520.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10861637                                0.2500
286000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10862859                                0.2500
131200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10865675                                0.2500
184000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10865691                                0.2500
214500.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10865763                                0.2500
205000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10865909                                0.2500
122320.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10865917                                0.2500
85500.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10865973                                0.2500
88000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10866007                                0.2500
158400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10866041                                0.2500
282400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10866141                                0.2500
145000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10866169                                0.2500
101000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10866177                                0.2500
100000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10866191                                0.2500
132000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10866217                                0.2500
103456.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10866221                                0.2500
99200.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10866241                                0.2500
213600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10866749                                0.2500
265000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10866811                                0.2500
94339.80                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10866815                                0.2500
154822.98                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10867499                                0.2500
160000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10867531                                0.2500
134322.67                               0.0800
8.7500                                  0.0000
8.5000                                  0.0000
8.4200
6.5000                                  1.9200

10868103                                0.2500
199847.82                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10868347                                0.2500
95000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10868371                                0.2500
115600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10868429                                0.2500
367600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10868485                                0.2500
141500.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10868617                                0.2500
222718.06                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10868661                                0.2500
344000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10868759                                0.2500
699000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10868985                                0.2500
215714.12                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10868989                                0.2500
114400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10869047                                0.2500
521000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10871359                                0.2500
288979.94                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10871413                                0.2500
110517.91                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10871421                                0.2500
299760.09                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10871449                                0.2500
174860.05                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10871965                                0.2500
248000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10872069                                0.2500
248000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10872269                                0.2500
432640.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10872279                                0.2500
187800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10872455                                0.2500
100400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10872793                                0.2500
101600.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10873777                                0.2500
157771.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10875279                                0.2500
294700.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10875301                                0.2500
303675.23                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10875327                                0.2500
286000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10875491                                0.2500
699382.40                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10875523                                0.2500
133410.42                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10875527                                0.2500
129004.19                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10875623                                0.2500
108200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10875653                                0.2500
626461.67                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875665                                0.2500
450000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875681                                0.2500
450000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875689                                0.2500
105700.79                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10875731                                0.2500
499273.92                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10875913                                0.2500
455000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10875967                                0.2500
546000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876011                                0.2500
608000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876047                                0.2500
116000.00                               0.0800
8.5000                                  0.0000
8.2500                                  0.0000
8.1700
6.5000                                  1.6700

10876057                                0.2500
448750.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876061                                0.2500
583193.55                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876077                                0.2500
812000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10876107                                0.2500
237600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876173                                0.2500
493500.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876199                                0.2500
102254.24                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10876201                                0.2500
219664.02                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10876261                                0.2500
570916.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10876269                                0.2500
460759.71                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10876277                                0.2500
899986.94                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10876349                                0.2500
99200.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10876417                                0.2500
560000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876419                                0.2500
114336.34                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10876439                                0.2500
114640.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10876489                                0.2500
572000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876491                                0.2500
480000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876493                                0.2500
106377.83                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10876505                                0.2500
111372.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876549                                0.2500
999990.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10876555                                0.2500
972000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10876569                                0.2500
650000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10876631                                0.2500
359450.44                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876647                                0.2500
114143.71                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876657                                0.2500
460000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876703                                0.2500
359490.20                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10876715                                0.2500
131900.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10876717                                0.2500
530000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10876761                                0.2500
275750.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876787                                0.2500
488000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876793                                0.2500
525000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10876795                                0.2500
448000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876805                                0.2500
552000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876807                                0.2500
444000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876817                                0.2500
200000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876849                                0.2500
1000000.00                              0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876861                                0.2500
596000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10876863                                0.2500
519800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10876869                                0.2500
486400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876873                                0.2500
1092000.00                              0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10877219                                0.2500
103200.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10877293                                0.2500
99921.99                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10877299                                0.2500
114210.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10877395                                0.2500
148800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10877503                                0.2500
297500.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10877507                                0.2500
108834.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10877557                                0.2500
315000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10877599                                0.2500
116800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10877609                                0.2500
92000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10877713                                0.2500
156000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10877759                                0.2500
236000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10877763                                0.2500
112320.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10877815                                0.2500
101992.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10878789                                0.2500
106400.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10878985                                0.2500
183900.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10879311                                0.2500
87200.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10879503                                0.2500
109909.83                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10879539                                0.2500
236000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10879605                                0.2500
236000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10880179                                0.2500
130000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10880219                                0.2500
112800.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10880253                                0.2500
416000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10880353                                0.2500
165000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10880405                                0.2500
264000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10880483                                0.2500
136000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10880491                                0.2500
325000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10880575                                0.2500
116000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10881453                                0.2500
105000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10881547                                0.2500
214709.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10881827                                0.2500
427000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10881881                                0.2500
799344.25                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10881905                                0.2500
793732.60                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10881909                                0.2500
448308.22                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10881989                                0.2500
916210.85                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10881999                                0.2500
824289.69                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10882369                                0.2500
85800.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10882375                                0.2500
844004.10                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10882409                                0.2500
450000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10882425                                0.2500
436900.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10882441                                0.2500
944850.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10882443                                0.2500
520000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10883029                                0.2500
174700.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10883031                                0.2500
172000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10883179                                0.2500
124000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10883185                                0.2500
438750.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10883229                                0.2500
124000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10883319                                0.2500
161000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10883793                                0.9600
295900.00                               0.0800
7.6250                                  0.0000
6.6650                                  0.0000
6.5850
6.5000                                  0.0850

10883813                                1.2000
575700.00                               0.0300
7.5000                                  0.0000
6.3000                                  0.0000
6.2700
6.2700                                  0.0000

10883817                                1.0000
335000.00                               0.0800
7.6250                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10884453                                0.2500
160000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10885095                                0.2500
225000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10885109                                0.2500
439621.17                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10885185                                0.2500
91936.69                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10885269                                0.2500
142400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10885339                                0.2500
102084.86                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10885771                                0.2500
99200.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10885795                                0.2500
116000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10885913                                0.2500
111920.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10886459                                0.2500
186000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10887259                                0.2500
171500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10887427                                0.2500
649250.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10887643                                0.2500
146400.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10887671                                0.2500
90935.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10887835                                0.2500
227500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888107                                0.2500
156800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10888221                                0.2500
135920.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10888225                                0.2500
312000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10888461                                0.2500
144000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888497                                0.2500
98800.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888583                                0.2500
96000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10888595                                0.2500
85500.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10888637                                0.2500
444000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10889191                                0.2500
146800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10889459                                0.2500
96750.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10889885                                0.2500
244000.00                               0.0800
7.9900                                  0.0000
7.7400                                  0.0000
7.6600
6.5000                                  1.1600

10890059                                0.2500
112000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10890603                                0.2500
123200.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10890925                                0.2500
139920.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10890969                                0.2500
231000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10890989                                0.2500
98000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10891127                                0.2500
960000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10891177                                0.2500
155250.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10891245                                0.2500
237600.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10891297                                0.2500
234000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10892869                                0.2500
825000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10894419                                0.2500
98000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10894421                                0.2500
650000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10894659                                0.2500
120000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10896047                                0.2500
540000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10896061                                0.2500
112716.29                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10896331                                0.2500
585000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10896365                                0.2500
121520.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10897907                                0.2500
221250.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10898259                                0.2500
560000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10900781                                0.2500
436000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10905019                                0.2500
275000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10905391                                0.2500
107250.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10905649                                0.2500
112000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10905673                                0.2500
96000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10906471                                0.2500
559200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10907145                                0.2500
92000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10907547                                0.2500
101600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10908555                                0.2500
1803750.00                              0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10908789                                0.2500
188800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10909147                                0.2500
116000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10909197                                0.2500
153600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10909207                                0.2500
204800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10909217                                0.2500
487500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10909227                                0.2500
88933.95                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10909239                                0.2500
103922.82                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10909253                                0.2500
212000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10909279                                0.2500
524950.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10909293                                0.2500
422485.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10909351                                0.2500
96000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10909371                                0.2500
199912.68                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10909375                                0.2500
191920.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10909417                                0.2500
417000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10909425                                0.2500
242000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10909741                                0.2500
484000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10910511                                0.2500
96300.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10910999                                0.2500
111200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10912017                                0.2500
202500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10915307                                0.2500
86250.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10915507                                0.2500
96000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10915511                                0.2500
110000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10917487                                0.2500
535000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10918255                                0.2500
114000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10918419                                0.2500
112000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10918609                                0.2500
103000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10918659                                0.2500
600000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10919427                                0.2500
240000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10920019                                0.2500
112500.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10920083                                0.2500
114000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10920563                                0.2500
175500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10922775                                0.2500
1737000.00                              0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10923029                                0.2500
120000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10924337                                0.2500
86310.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10924451                                0.2500
111566.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10926073                                0.2500
535000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10928027                                0.2500
87800.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10928081                                0.2500
124000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10928087                                0.2500
299760.09                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10928233                                0.2500
100288.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10929329                                0.2500
544000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10929483                                0.2500
88250.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10931481                                0.2500
896000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10931495                                0.2500
324800.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10933587                                0.2500
101600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10933711                                0.2500
114600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10933769                                0.2500
128000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10935969                                0.2500
230000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10942325                                0.2500
311000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10942391                                0.2500
92000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10942413                                0.2500
250000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10942415                                0.2500
845000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10942505                                0.2500
103123.41                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10942537                                0.2500
504065.63                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10942543                                0.2500
152000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10942559                                0.2500
115913.91                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10942585                                0.2500
116100.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10942665                                0.2500
102516.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10942715                                0.2500
96000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10942779                                0.2500
125000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10942843                                0.2500
327000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10942877                                0.2500
117000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10942879                                0.2500
510000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10942881                                0.2500
440000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10949935                                0.2500
94800.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10951563                                0.2500
160000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10956425                                0.2500
505000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10959431                                0.2500
218571.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10960893                                0.2500
105000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10967125                                0.2500
128000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

Total Number of Loans:                  512

Total Original Balance:                 137,926,159.00

Total Principal Balance:                137,862,642.34

Total Original P+I:                     900,000.60

Total Current P+I:                      899,994.38

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
1476604       201/G02     F                  56,250.00          ZZ
                          360                47,570.28          1
                          8.2500             422.59             75
                          8.0000             422.59
CALL          TX 75933    1                  01/19/96           00
0459918348                05                 03/01/96           0.0000
7800872116                O                  02/01/26
0

1823710       E82/G02     F                  30,800.00          ZZ
                          360                24,630.06          2
                          8.0000             226.00             70
                          7.7500             226.00
BRISTOL       CT 06010    1                  10/19/98           00
0400151387                05                 12/01/98           0.0000
0400151387                N                  11/01/28
0

6805660       U05/G02     F                  123,200.00         ZZ
                          360                116,824.31         1
                          7.3750             850.91             79
                          7.1250             850.91
FREDERICK     CO 80530    5                  11/05/01           00
0433427994                09                 01/01/02           0.0000
3169120                   O                  12/01/31
0

9714483       X91/G02     F                  224,000.00         ZZ
                          360                219,532.09         1
                          6.2500             1379.21            75
                          6.0000             1379.21
AIEA          HI 96701    5                  11/29/04           00
0438719387                01                 02/01/05           0.0000
816935                    O                  01/01/35
0

10297798      286/286     F                  136,000.00         ZZ
                          360                135,970.67         1
                          7.3750             835.83             80
                          7.1250             835.65
DENVER        CO 80207    5                  12/14/05           00
0004408041                05                 02/01/06           0.0000
0004408041                N                  01/01/36
0

10366842      696/G01     F                  572,300.00         ZZ
                          360                572,299.80         1
                          6.5000             3099.96            73
                          6.2500             3099.96
WASHINGTON    DC 20009    1                  02/17/06           00
0441129798                01                 04/01/06           0.0000
26206023                  O                  03/01/36
0

10395328      AB3/G02     F                  119,333.00         ZZ
                          360                118,927.29         4
                          8.0000             875.62             80
                          7.7500             875.62
KANSAS CITY   MO 64138    1                  03/20/06           00
0441238722                05                 05/01/06           0.0000
12213598                  N                  04/01/36
0

10395330      AB3/G02     F                  119,333.00         ZZ
                          360                118,927.29         4
                          8.0000             875.62             80
                          7.7500             875.62
KANSAS CITY   MO 64138    1                  03/20/06           00
0441238631                05                 05/01/06           0.0000
12241195                  N                  04/01/36
0

10395332      AB3/G02     F                  119,333.00         ZZ
                          360                118,927.29         4
                          8.0000             875.62             80
                          7.7500             875.62
KANSAS CITY   MO 64138    1                  03/20/06           00
0441236890                05                 05/01/06           0.0000
12238210                  N                  04/01/36
0

10395334      AB3/G02     F                  119,333.00         ZZ
                          360                118,927.29         4
                          8.0000             875.62             80
                          7.7500             875.62
KANSAS CITY   MO 64138    1                  03/20/06           00
0441238789                05                 05/01/06           0.0000
12226645                  N                  04/01/36
0

10396983      R54/G02     F                  164,000.00         ZZ
                          360                163,123.14         1
                          8.3750             1246.52            80
                          8.1250             1246.52
OCEAN SPRINGS MS 39564    1                  12/29/05           00
0440940872                05                 02/01/06           0.0000
2000015646                O                  01/01/36
0

10451620      286/286     F                  274,000.00         ZZ
                          360                272,994.61         3
                          7.6250             1939.36            80
                          7.3750             1939.36
PROVIDENCE    RI 02909    1                  03/16/06           00
0004555734                05                 05/01/06           0.0000
0004555734                N                  04/01/36
0

10453852      286/286     F                  83,520.00          ZZ
                          360                83,272.74          3
                          8.2500             627.46             90
                          8.0000             627.46
CUMBERLAND    MD 21502    1                  04/05/06           11
0004584307                05                 06/01/06           25.0000
0004584307                N                  05/01/36
0

10453854      286/286     F                  83,520.00          ZZ
                          360                83,304.75          3
                          8.2500             627.46             90
                          8.0000             627.46
CUMBERLAND    MD 21502    1                  04/05/06           11
0004584309                05                 06/01/06           25.0000
0004584309                N                  05/01/36
0

10453856      286/286     F                  54,000.00          ZZ
                          360                53,860.80          3
                          8.2500             405.69             90
                          8.0000             405.69
CUMBERLAND    MD 21502    1                  04/05/06           11
0004584313                05                 06/01/06           25.0000
0004584313                N                  05/01/36
0

10484524      286/286     F                  78,300.00          ZZ
                          360                78,087.73          1
                          8.0000             574.54             90
                          7.7500             574.54
ELIZABETH     PA 15037    5                  04/13/06           01
0004610501                05                 06/01/06           25.0000
0004610501                O                  05/01/36
0

10484968      286/286     F                  68,000.00          ZZ
                          360                67,810.94          1
                          7.8750             493.05             80
                          7.6250             493.05
CHAMPAIGN     IL 61820    5                  04/27/06           00
0004635235                05                 06/01/06           0.0000
0004635235                N                  05/01/36
0

10485640      286/286     F                  72,000.00          ZZ
                          360                71,671.85          4
                          8.2500             540.92             90
                          7.3870             540.92
CANTON        IL 61520    1                  01/27/06           61
0004512957                05                 03/01/06           25.0000
0004512957                O                  02/01/36
0

10485646      286/286     F                  90,000.00          ZZ
                          360                89,649.64          3
                          8.2500             676.15             90
                          7.4410             676.15
PHILADELPHIA  PA 19124    1                  02/28/06           61
0004564614                05                 04/01/06           25.0000
0004564614                N                  03/01/36
0

10485648      286/286     F                  64,350.00          ZZ
                          360                64,188.32          1
                          8.3750             489.11             90
                          7.5250             489.11
DUNDALK       MD 21122    1                  04/12/06           42
0004586461                07                 06/01/06           25.0000
0004586461                N                  05/01/36
0

10485666      286/286     F                  83,505.00          ZZ
                          360                83,379.16          1
                          9.6250             709.79             95
                          8.7750             709.79
CHAMPAIGN     IL 61822    1                  05/01/06           42
0004597262                01                 07/01/06           30.0000
0004597262                O                  06/01/36
0

10485708      286/286     F                  159,300.00         ZZ
                          360                158,710.33         1
                          7.8750             1155.04            90
                          7.0250             1155.04
WINDSOR MILLS MD 21244    1                  04/24/06           42
0004620288                01                 06/01/06           25.0000
0004620288                N                  05/01/36
0

10489353      A35/G02     F                  84,800.00          ZZ
                          360                84,256.36          3
                          7.8750             614.86             80
                          7.6250             614.86
ALLENTOWN     PA 18101    1                  02/28/06           00
0441169281                05                 04/01/06           0.0000
18993                     N                  03/01/36
0

10494613      G52/G02     F                  108,400.00         ZZ
                          360                102,691.98         1
                          7.3750             748.69             80
                          7.1250             748.69
SUGAR LAND    TX 77478    1                  10/21/05           00
0441201456                03                 12/01/05           0.0000
7435001058                O                  11/01/35
0

10497715      E22/G02     F                  74,160.00          ZZ
                          360                73,989.95          4
                          7.8750             486.68             80
                          7.6250             485.84
BUFFALO       NY 14215    1                  03/07/06           00
0427123252                05                 05/01/06           0.0000
0427123252                N                  04/01/36
0

10497855      E22/G02     F                  119,600.00         ZZ
                          360                119,524.34         4
                          7.8750             784.88             80
                          7.6250             784.46
TONAWANDA     NY 14150    1                  03/07/06           00
0427374814                05                 05/01/06           0.0000
0427374814                N                  04/01/36
0

10497935      E22/G02     F                  50,000.00          ZZ
                          360                49,779.37          3
                          7.6250             353.90             80
                          7.3750             353.90
HUNTSVILLE    AL 35810    1                  03/07/06           00
0427485040                05                 04/01/06           0.0000
0427485040                N                  03/01/36
0

10504845      E22/G02     F                  194,080.00         ZZ
                          360                194,080.00         4
                          7.7500             1253.43            80
                          7.5000             1253.43
YAKIMA        WA 98908    1                  03/08/06           00
0427272349                05                 05/01/06           0.0000
0427272349                N                  04/01/36
0

10505170      286/286     F                  115,440.00         ZZ
                          360                115,007.23         1
                          6.5000             729.66             80
                          6.2500             729.66
SMITHVILLE    TX 78957    1                  04/21/06           00
0004651094                05                 06/01/06           0.0000
0004651094                O                  05/01/36
0

10520971      E22/G02     F                  110,000.00         ZZ
                          360                110,000.00         4
                          8.1250             744.79             80
                          7.8750             744.79
BATON ROUGE   LA 70820    1                  03/17/06           00
0427777818                05                 05/01/06           0.0000
0427777818                N                  04/01/36
0

10520985      E22/G02     F                  110,000.00         ZZ
                          360                110,000.00         4
                          8.1250             744.79             80
                          7.8750             744.79
BATON ROUGE   LA 70820    1                  03/17/06           00
0427789193                05                 05/01/06           0.0000
0427789193                N                  04/01/36
0

10521470      286/286     F                  96,600.00          ZZ
                          360                96,409.11          1
                          8.1250             717.26             70
                          7.8750             717.26
NAMPA         ID 83686    5                  05/04/06           00
0004595687                03                 07/01/06           0.0000
0004595687                N                  06/01/36
0

10521582      286/286     F                  75,000.00          ZZ
                          360                74,722.79          1
                          7.3750             518.01             60
                          7.1250             518.01
TAMPA         FL 33619    5                  05/12/06           00
0004643473                05                 07/01/06           0.0000
0004643473                O                  06/01/36
0

10521608      286/286     F                  96,000.00          ZZ
                          360                95,577.76          1
                          7.6250             679.49             80
                          7.3750             679.49
LINWOOD       PA 19061    1                  05/12/06           00
0004647937                05                 07/01/06           0.0000
0004647937                O                  06/01/36
0

10521672      286/286     F                  77,600.00          ZZ
                          360                77,456.38          1
                          7.3750             535.97             60
                          7.1250             535.97
MIAMI         FL 33157    5                  06/01/06           00
0004656321                01                 08/01/06           0.0000
0004656321                N                  07/01/36
0

10521828      286/286     F                  96,000.00          ZZ
                          360                95,824.28          1
                          8.5000             738.16             80
                          8.2500             738.16
FAYETTE       MO 65248    1                  05/19/06           00
0004673031                05                 07/01/06           0.0000
0004673031                O                  06/01/36
0

10522018      286/286     F                  80,000.00          ZZ
                          360                79,820.75          1
                          7.5000             559.38             58
                          7.2500             559.38
WOOSTER       OH 44691    1                  05/30/06           00
0004683462                05                 07/01/06           0.0000
0004683462                O                  06/01/36
0

10522026      286/286     F                  84,500.00          ZZ
                          360                84,319.92          2
                          7.7500             605.37             37
                          7.5000             605.37
MEDFORD       OR 97501    5                  05/24/06           00
0004683900                05                 07/01/06           0.0000
0004683900                N                  06/01/36
0

10522064      286/286     F                  76,000.00          ZZ
                          360                75,833.92          1
                          7.6250             537.93             73
                          7.3750             537.93
RIO RANCHO    NM 87124    5                  05/19/06           00
0004686050                05                 07/01/06           0.0000
0004686050                N                  06/01/36
0

10522076      286/286     F                  113,310.00         ZZ
                          360                113,074.52         1
                          7.8750             821.58             90
                          7.6250             821.58
DEER PARK     TX 77536    1                  05/10/06           11
0004687136                05                 07/01/06           25.0000
0004687136                O                  06/01/36
0

10522352      286/286     F                  98,350.00          ZZ
                          360                98,140.39          1
                          7.7500             704.60             80
                          7.5000             704.60
KANSAS CITY   MO 64118    1                  05/26/06           00
0004700235                05                 07/01/06           0.0000
0004700235                O                  06/01/36
0

10522366      286/286     F                  96,000.00          ZZ
                          360                95,796.53          2
                          7.8750             696.07             60
                          7.6250             696.07
GROVE CITY    OH 43123    2                  05/31/06           00
0004702608                05                 07/01/06           0.0000
0004702608                N                  06/01/36
0

10522370      286/286     F                  78,000.00          ZZ
                          360                77,803.22          2
                          7.8750             565.56             60
                          7.6250             565.56
GROVE CITY    OH 43123    2                  05/31/06           00
0004702621                05                 07/01/06           0.0000
0004702621                N                  06/01/36
0

10522616      286/286     F                  234,150.00         ZZ
                          360                233,625.39         1
                          7.5000             1637.22            95
                          6.7226             1637.22
FRISCO        TX 75034    1                  05/17/06           26
0004258013                03                 07/01/06           30.0000
0004258013                O                  06/01/36
0

10522618      286/286     F                  85,500.00          T
                          360                84,838.44          1
                          6.8750             561.68             95
                          6.0976             561.68
WOODLYN       PA 19094    1                  11/14/05           26
0004352909                05                 01/01/06           30.0000
0004352909                O                  12/01/35
0

10522620      286/286     F                  270,000.00         ZZ
                          360                267,754.36         1
                          6.5000             1706.59            90
                          5.7226             1706.59
SPOTSYLVANIA  VA 22553    5                  10/31/05           26
0004394427                05                 01/01/06           25.0000
0004394427                O                  12/01/35
0

10522622      286/286     F                  114,750.00         T
                          360                113,862.17         1
                          6.8750             753.83             90
                          6.0976             753.83
CARRBORO      NC 27510    1                  11/17/05           26
0004406047                01                 01/01/06           25.0000
0004406047                O                  12/01/35
0

10522624      286/286     F                  109,800.00         ZZ
                          360                109,100.11         1
                          7.2500             749.03             90
                          6.4726             749.03
TOLEDO        OH 43617    2                  12/20/05           26
0004460906                01                 02/01/06           25.0000
0004460906                O                  01/01/36
0

10522642      286/286     F                  100,350.00         ZZ
                          360                100,146.63         1
                          8.0000             736.34             90
                          7.2226             736.34
ASHEVILLE     NC 28806    1                  05/15/06           26
0004607548                05                 07/01/06           25.0000
0004607548                O                  06/01/36
0

10522668      286/286     F                  54,000.00          ZZ
                          360                53,882.01          1
                          7.6250             382.21             90
                          6.8476             382.21
PEKIN         IL 61554    1                  05/05/06           26
0004658968                05                 07/01/06           25.0000
0004658968                O                  06/01/36
0

10522670      286/286     F                  67,500.00          ZZ
                          360                67,457.11          1
                          7.6250             428.91             84
                          6.8476             428.77
AURORA        MN 55705    2                  05/08/06           26
0004660542                05                 07/01/06           12.0000
0004660542                O                  06/01/36
0

10522678      286/286     F                  81,000.00          ZZ
                          360                80,843.97          1
                          8.2500             608.53             90
                          7.4726             608.53
BALTIMORE     MD 21229    1                  05/22/06           26
0004672588                07                 07/01/06           25.0000
0004672588                N                  06/01/36
0

10522680      286/286     F                  85,500.00          ZZ
                          360                85,317.78          1
                          7.7500             612.54             90
                          6.9726             612.54
ORLANDO       FL 32808    1                  05/09/06           26
0004673999                05                 07/01/06           25.0000
0004673999                N                  06/01/36
0

10522690      286/286     F                  76,500.00          ZZ
                          360                76,352.64          1
                          8.2500             574.72             90
                          7.4726             574.72
MORTON        IL 61550    1                  05/23/06           26
0004685293                05                 07/01/06           25.0000
0004685293                O                  06/01/36
0

10522692      286/286     F                  187,200.00         ZZ
                          240                186,147.90         1
                          7.2500             1479.59            90
                          6.4726             1479.59
CHESTERFIELD  MI 48047    5                  05/17/06           26
0004686231                05                 07/01/06           25.0000
0004686231                O                  06/01/26
0

10522696      286/286     F                  95,000.00          ZZ
                          360                94,843.13          1
                          9.0000             764.40             95
                          8.2226             764.40
JOLIET        IL 60435    1                  05/19/06           26
0004688196                01                 07/01/06           30.0000
0004688196                O                  06/01/36
0

10522704      286/286     F                  61,200.00          ZZ
                          360                61,066.27          1
                          7.6250             433.17             90
                          6.8476             433.17
CANTON        OH 44705    1                  06/02/06           26
0004693535                05                 07/01/06           25.0000
0004693535                O                  06/01/36
0

10522708      286/286     F                  108,000.00         ZZ
                          360                108,000.00         1
                          7.8750             708.75             85
                          7.0976             708.75
CHESAPEAKE    VA 23322    1                  05/22/06           26
0004698039                05                 07/01/06           12.0000
0004698039                O                  06/01/36
0

10522710      286/286     F                  128,700.00         ZZ
                          360                128,458.32         1
                          8.3750             978.22             90
                          7.5976             978.22
AURORA        IL 60506    1                  05/31/06           26
0004698152                05                 07/01/06           25.0000
0004698152                O                  06/01/36
0

10522716      286/286     F                  51,200.00          ZZ
                          360                51,101.38          2
                          8.2500             384.65             90
                          7.4726             384.65
DAYTON        OH 45414    1                  05/31/06           26
0004708902                05                 07/01/06           25.0000
0004708902                N                  06/01/36
0

10522726      286/286     F                  48,600.00          ZZ
                          360                48,498.99          1
                          7.8750             352.39             90
                          7.0976             352.39
ROCKFORD      IL 61103    1                  05/30/06           26
0004722702                05                 07/01/06           25.0000
0004722702                N                  06/01/36
0

10527667      E22/G02     F                  210,000.00         ZZ
                          360                210,000.00         3
                          7.6250             1334.38            75
                          7.3750             1334.38
NEWARK        NJ 07106    5                  03/03/06           00
0427290168                05                 04/01/06           0.0000
0427290168                N                  03/01/36
0

10529751      E22/G02     F                  123,400.00         ZZ
                          360                122,924.73         3
                          7.3750             852.29             80
                          7.1250             852.29
TROY          NY 12180    1                  03/22/06           00
0426945010                05                 05/01/06           0.0000
0426945010                N                  04/01/36
0

10531127      B28/G02     F                  198,400.00         ZZ
                          360                198,400.00         4
                          7.6250             1260.67            80
                          7.3750             1260.67
KENOSHA       WI 53144    1                  03/21/06           00
0441276011                05                 05/01/06           0.0000
12236451                  N                  04/01/36
0

10536420      W02/G02     F                  83,000.00          ZZ
                          360                82,773.67          1
                          6.5000             524.62             64
                          6.2500             524.62
SOUTHGATE     MI 48195    5                  05/31/06           00
0441721206                05                 07/01/06           0.0000
0090278206                O                  06/01/36
0

10538129      369/G02     F                  232,000.00         ZZ
                          360                230,348.43         4
                          7.2500             1582.65            80
                          7.0000             1582.65
BRANDON       FL 33511    1                  02/09/06           00
0441263910                05                 04/01/06           0.0000
80476252                  N                  03/01/36
0

10540369      E22/G02     F                  76,000.00          ZZ
                          360                75,728.33          4
                          7.7500             544.47             80
                          7.5000             544.47
ROCHESTER     NY 14621    1                  03/27/06           00
0427462130                05                 05/01/06           0.0000
0427462130                N                  04/01/36
0

10541633      225/225     F                  78,900.00          ZZ
                          360                78,596.13          1
                          7.3750             544.94             90
                          7.1250             544.94
CASSELBERRY   FL 32730    1                  03/23/06           12
003951749                 01                 05/01/06           25.0000
003951749                 O                  04/01/36
0

10544225      E22/G02     F                  62,475.00          ZZ
                          360                62,267.85          1
                          8.1250             463.88             85
                          7.8750             463.88
SOUTH BEND    IN 46613    5                  03/23/06           01
0425701646                05                 05/01/06           12.0000
0425701646                O                  04/01/36
0

10544427      E22/G02     F                  119,200.00         ZZ
                          360                118,788.44         4
                          8.1250             885.06             80
                          7.8750             885.06
LANSING       KS 66043    1                  03/28/06           00
0427891650                05                 05/01/06           0.0000
0427891650                N                  04/01/36
0

10545876      956/956     F                  200,000.00         ZZ
                          360                199,687.02         1
                          7.2500             1364.35            42
                          7.0000             1364.35
NEWTOWN       CT 06470    5                  06/13/06           00
3416050046                05                 08/01/06           0.0000
3416050046                O                  07/01/36
0

10545890      956/956     F                  161,600.00         ZZ
                          360                161,600.00         3
                          7.3750             993.17             80
                          7.1250             993.17
BRISTOL       CT 06010    1                  06/22/06           00
3416060031                05                 08/01/06           0.0000
3416060031                N                  07/01/36
0

10546759      E22/G02     F                  116,800.00         ZZ
                          360                116,800.00         4
                          7.7500             754.33             80
                          7.5000             754.33
LYNCHBURG     VA 24504    1                  03/29/06           00
0427509435                05                 05/01/06           0.0000
0427509435                N                  04/01/36
0

10549091      E22/G02     F                  50,000.00          ZZ
                          360                49,834.23          3
                          8.1250             371.25             80
                          7.8750             371.25
ROCHESTER     NY 14606    1                  03/30/06           00
0427540802                05                 05/01/06           0.0000
0427540802                N                  04/01/36
0

10549103      E22/G02     F                  234,040.00         ZZ
                          360                234,040.00         3
                          7.6250             1487.13            80
                          7.3750             1487.13
BRIDGEPORT    CT 06604    1                  03/30/06           00
0427566666                05                 05/01/06           0.0000
0427566666                N                  04/01/36
0

10551949      E22/G02     F                  62,400.00          ZZ
                          360                62,176.94          3
                          7.7500             447.04             80
                          7.5000             447.04
PLATTSBURGH   NY 12901    1                  03/31/06           00
0427208715                05                 05/01/06           0.0000
0427208715                N                  04/01/36
0

10563161      E22/G02     F                  52,250.00          ZZ
                          360                52,076.80          1
                          8.1250             387.95             95
                          7.8750             387.95
PIEDMONT      AL 36272    5                  03/31/06           04
0427815097                05                 05/01/06           30.0000
0427815097                O                  04/01/36
0

10563441      E22/G02     F                  74,800.00          ZZ
                          360                74,474.49          2
                          7.8750             542.35             80
                          7.6250             542.35
BUFFALO       NY 14222    1                  04/05/06           00
0426863007                05                 06/01/06           0.0000
0426863007                N                  05/01/36
0

10564521      A46/G02     F                  158,400.00         ZZ
                          360                157,861.42         4
                          8.0000             1162.29            80
                          7.7500             1162.29
GEORGETOWN    TX 78628    1                  03/31/06           00
0441302478                05                 05/01/06           0.0000
0702036                   N                  04/01/36
0

10570669      313/G02     F                  256,000.00         ZZ
                          360                256,000.00         1
                          6.7500             1440.01            80
                          6.5000             1440.00
PHOENIX       OR 97535    1                  03/21/06           00
0441301884                05                 05/01/06           0.0000
11064813                  O                  04/01/36
0

10571399      E22/G02     F                  164,000.00         ZZ
                          360                164,000.00         3
                          8.1250             1110.42            80
                          7.8750             1110.42
TRENTON       NJ 08638    1                  04/10/06           00
0427302377                05                 06/01/06           0.0000
0427302377                N                  05/01/36
0

10571749      E22/G02     F                  55,800.00          ZZ
                          360                55,652.53          1
                          8.1250             414.31             90
                          7.8750             414.31
DECATUR       AL 35601    5                  04/10/06           10
0427997937                05                 06/01/06           25.0000
0427997937                N                  05/01/36
0

10571750      286/286     F                  540,000.00         ZZ
                          360                539,175.67         1
                          7.3750             3729.65            80
                          7.1250             3729.65
CHICAGO       IL 60610    1                  06/30/06           00
0004685215                01                 08/01/06           0.0000
0004685215                O                  07/01/36
0

10571762      286/286     F                  500,000.00         T
                          360                499,233.98         1
                          7.3750             3453.38            79
                          7.1250             3453.38
SEASIDE       CA 93955    5                  06/29/06           00
0004711697                05                 08/01/06           0.0000
0004711697                O                  07/01/36
0

10571806      286/286     F                  143,750.00         ZZ
                          360                143,535.95         1
                          7.5000             1005.13            79
                          7.2500             1005.13
FRENCH LICK   IN 47432    2                  06/02/06           00
0003197004                05                 08/01/06           0.0000
0003197004                O                  07/01/36
0

10571824      286/286     F                  188,959.67         ZZ
                          360                188,678.31         2
                          7.5000             1321.24            70
                          7.2500             1321.24
LEHIGH ACRES  FL 33971    1                  06/05/06           00
0004159812                05                 08/01/06           0.0000
0004159812                N                  07/01/36
0

10571826      286/286     F                  160,000.00         ZZ
                          360                159,743.34         1
                          7.1250             1077.95            80
                          6.8750             1077.95
PROVIDENCE    RI 02905    1                  06/28/06           00
0004251384                05                 08/01/06           0.0000
0004251384                O                  07/01/36
0

10571834      286/286     F                  80,500.00          ZZ
                          360                80,374.00          1
                          7.2500             549.16             85
                          7.0000             549.16
ASHLEY        PA 18706    5                  06/30/06           01
0004284173                05                 08/01/06           12.0000
0004284173                O                  07/01/36
0

10571836      286/286     F                  248,900.00         ZZ
                          360                248,500.72         1
                          7.1250             1676.89            74
                          6.8750             1676.89
CORNVILLE     AZ 86325    2                  06/06/06           00
0004285782                03                 08/01/06           0.0000
0004285782                N                  07/01/36
0

10571838      286/286     F                  224,720.00         ZZ
                          360                224,720.00         1
                          7.1250             1334.28            83
                          6.8750             1334.28
LAS CRUCES    NM 88012    2                  06/07/06           01
0004290881                05                 08/01/06           12.0000
0004290881                N                  07/01/36
0

10571846      286/286     F                  196,000.00         ZZ
                          360                195,677.73         1
                          7.0000             1304.00            80
                          6.7500             1304.00
LEHIGH ACRES  FL 33971    2                  06/09/06           00
0004307395                05                 08/01/06           0.0000
0004307395                O                  07/01/36
0

10571848      286/286     F                  139,000.00         ZZ
                          360                138,777.02         1
                          7.1250             936.47             85
                          6.8750             936.47
MONTICELLO    FL 32344    2                  06/19/06           01
0004309711                05                 08/01/06           12.0000
0004309711                O                  07/01/36
0

10571860      286/286     F                  123,200.00         ZZ
                          360                123,046.31         1
                          8.3750             936.41             80
                          8.1250             936.41
CALDWELL      ID 83607    1                  06/01/06           00
0004480501                05                 08/01/06           0.0000
0004480501                N                  07/01/36
0

10571866      286/286     F                  192,000.00         ZZ
                          360                191,692.01         1
                          7.1250             1293.54            80
                          6.8750             1293.54
JARVISBURG    NC 27947    2                  06/21/06           00
0004495508                05                 08/01/06           0.0000
0004495508                O                  07/01/36
0

10571882      286/286     F                  207,200.00         ZZ
                          360                206,867.62         1
                          7.1250             1395.95            80
                          6.8750             1395.95
HAMPTON       VA 23669    1                  06/26/06           00
0004556527                03                 08/01/06           0.0000
0004556527                O                  07/01/36
0

10571888      286/286     F                  95,200.00          ZZ
                          360                95,058.24          1
                          7.5000             665.66             80
                          7.2500             665.66
CHARLOTTE     NC 28216    5                  06/30/06           00
0004573575                05                 08/01/06           0.0000
0004573575                N                  07/01/36
0

10571892      286/286     F                  91,200.00          ZZ
                          360                91,006.93          1
                          8.2500             685.16             80
                          8.0000             685.16
CHARLOTTE     NC 28208    5                  06/15/06           00
0004594029                05                 08/01/06           0.0000
0004594029                N                  07/01/36
0

10571896      286/286     F                  146,641.00         ZZ
                          360                146,411.50         1
                          7.2500             1000.36            80
                          7.0000             1000.36
HOMESTEAD     FL 33025    1                  06/29/06           00
0004610197                01                 08/01/06           0.0000
0004610197                N                  07/01/36
0

10571908      286/286     F                  263,400.00         ZZ
                          360                262,997.91         1
                          7.3750             1819.24            90
                          7.1250             1819.24
ZIONSVILLE    IN 46077    5                  06/05/06           01
0004633234                05                 08/01/06           25.0000
0004633234                O                  07/01/36
0

10571918      286/286     F                  160,000.00         ZZ
                          360                159,755.73         1
                          7.3750             1105.09            80
                          7.1250             1105.09
RICHMOND      VA 23225    1                  06/26/06           00
0004646449                05                 08/01/06           0.0000
0004646449                O                  07/01/36
0

10571920      286/286     F                  152,000.00         ZZ
                          360                151,743.85         1
                          6.8750             998.54             80
                          6.6250             998.54
CANTON        OH 44709    5                  06/09/06           00
0004648165                05                 08/01/06           0.0000
0004648165                O                  07/01/36
0

10571923      E22/G02     F                  112,400.00         ZZ
                          360                112,095.29         4
                          8.0000             824.75             80
                          7.7500             824.75
KANSAS CITY   KS 66104    1                  04/07/06           00
0428137301                05                 06/01/06           0.0000
0428137301                N                  05/01/36
0

10571938      286/286     F                  117,000.00         ZZ
                          360                116,830.10         1
                          7.6250             828.12             90
                          7.3750             828.12
PHILADELPHIA  PA 19121    1                  06/05/06           01
0004663444                05                 08/01/06           25.0000
0004663444                N                  07/01/36
0

10571939      E22/G02     F                  112,400.00         ZZ
                          360                112,095.29         4
                          8.0000             824.75             80
                          7.7500             824.75
KANSAS CITY   KS 66104    1                  04/07/06           00
0428162523                05                 06/01/06           0.0000
0428162523                N                  05/01/36
0

10571940      286/286     F                  175,920.00         ZZ
                          360                175,523.57         1
                          6.8750             1155.67            80
                          6.6250             1155.67
DUNLAP        IL 61525    1                  06/09/06           00
0004663977                05                 08/01/06           0.0000
0004663977                O                  07/01/36
0

10571942      286/286     F                  71,500.00          ZZ
                          360                71,401.26          1
                          7.8750             518.43             61
                          7.6250             518.43
PENSACOLA     FL 32506    5                  06/13/06           00
0004663991                05                 08/01/06           0.0000
0004663991                O                  07/01/36
0

10571944      286/286     F                  164,000.00         ZZ
                          360                163,594.34         1
                          7.0000             1091.10            80
                          6.7500             1091.10
CHARLESTON    SC 29412    5                  05/03/06           00
0004665432                05                 07/01/06           0.0000
0004665432                O                  06/01/36
0

10571954      286/286     F                  92,000.00          ZZ
                          360                91,872.94          1
                          7.8750             667.07             80
                          7.6250             667.07
PITTSBURGH    PA 15205    5                  06/13/06           00
0004667334                05                 08/01/06           0.0000
0004667334                N                  07/01/36
0

10571956      286/286     F                  194,000.00         ZZ
                          360                193,711.14         1
                          7.5000             1356.48            74
                          7.2500             1356.48
HOMESTEAD     FL 33032    5                  06/07/06           00
0004668352                05                 08/01/06           0.0000
0004668352                O                  07/01/36
0

10571960      286/286     F                  107,350.00         ZZ
                          360                107,350.00         1
                          7.7500             693.30             95
                          7.5000             693.30
DECATUR       GA 30032    1                  06/05/06           01
0004669119                01                 07/01/06           30.0000
0004669119                O                  06/01/36
0

10571964      286/286     F                  319,920.00         ZZ
                          360                319,920.00         1
                          7.7500             2066.15            80
                          7.5000             2066.15
GAITHERSBURG  MD 20886    1                  06/15/06           00
0004671128                09                 08/01/06           0.0000
0004671128                O                  07/01/36
0

10571966      286/286     F                  196,650.00         ZZ
                          360                196,349.80         1
                          7.3750             1358.22            95
                          7.1250             1358.22
TAMARAC       FL 33321    1                  06/09/06           01
0004671409                05                 08/01/06           30.0000
0004671409                O                  07/01/36
0

10571968      286/286     F                  105,100.00         ZZ
                          360                104,908.61         1
                          7.7500             752.95             77
                          7.5000             752.95
HARRISBURG    PA 17112    1                  06/06/06           00
0004673264                05                 08/01/06           0.0000
0004673264                O                  07/01/36
0

10571974      286/286     F                  144,000.00         ZZ
                          360                144,000.00         1
                          7.7500             930.00             80
                          7.5000             930.00
HIALEAH       FL 33012    1                  06/09/06           00
0004675017                01                 08/01/06           0.0000
0004675017                O                  07/01/36
0

10571986      286/286     F                  250,000.00         ZZ
                          360                249,618.37         1
                          7.3750             1726.69            63
                          7.1250             1726.69
PARSIPPANY-TRONJ 07054    1                  06/15/06           00
0004678882                05                 08/01/06           0.0000
0004678882                N                  07/01/36
0

10571988      286/286     F                  176,000.00         ZZ
                          360                175,731.33         1
                          7.3750             1215.59            80
                          7.1250             1215.59
NEW BALTIMORE MI 48047    1                  06/14/06           00
0004679372                05                 08/01/06           0.0000
0004679372                O                  07/01/36
0

10571992      286/286     F                  77,400.00          ZZ
                          360                77,063.83          4
                          7.6250             547.84             60
                          7.3750             547.84
STRAUSSTOWN   PA 19559    1                  06/26/06           00
0004680794                05                 08/01/06           0.0000
0004680794                N                  07/01/36
0

10571994      286/286     F                  112,000.00         ZZ
                          360                111,590.47         1
                          6.7500             726.43             80
                          6.5000             726.43
PITTSBURGH    PA 15220    1                  05/30/06           00
0004680981                05                 07/01/06           0.0000
0004680981                O                  06/01/36
0

10571996      286/286     F                  89,600.00          ZZ
                          360                89,466.58          2
                          7.5000             626.50             80
                          7.2500             626.50
EDENTON       NC 27932    1                  06/23/06           00
0004681268                05                 08/01/06           0.0000
0004681268                N                  07/01/36
0

10572002      286/286     F                  154,000.00         ZZ
                          360                154,000.00         1
                          7.1250             914.38             80
                          6.8750             914.38
FREDERICK     MD 21701    1                  06/23/06           00
0004681526                01                 08/01/06           0.0000
0004681526                O                  07/01/36
0

10572008      286/286     F                  98,880.00          ZZ
                          360                98,709.24          1
                          6.7500             641.34             80
                          6.5000             641.34
MISSION       TX 78574    1                  06/01/06           00
0004683079                05                 08/01/06           0.0000
0004683079                O                  07/01/36
0

10572010      286/286     F                  277,000.00         ZZ
                          360                276,587.56         1
                          7.5000             1936.83            84
                          7.2500             1936.83
SOMERVILLE    NJ 08876    5                  06/16/06           01
0004683134                05                 08/01/06           25.0000
0004683134                O                  07/01/36
0

10572014      286/286     F                  184,000.00         ZZ
                          360                183,726.03         1
                          7.5000             1286.56            65
                          7.2500             1286.56
LAKE RONKONKOMNY 11779    1                  06/23/06           00
0004685030                05                 08/01/06           0.0000
0004685030                O                  07/01/36
0

10572018      286/286     F                  96,000.00          T
                          360                95,844.94          1
                          7.8750             696.07             60
                          7.6250             696.07
RICHLAND CENTEWI 53581    5                  06/16/06           00
0004685211                05                 08/01/06           0.0000
0004685211                O                  07/01/36
0

10572022      286/286     F                  130,000.00         ZZ
                          360                129,775.51         1
                          6.7500             843.18             80
                          6.5000             843.18
WINTERSVILLE  OH 43953    1                  06/06/06           00
0004685828                05                 08/01/06           0.0000
0004685828                O                  07/01/36
0

10572038      286/286     F                  162,500.00         ZZ
                          360                162,258.04         1
                          7.5000             1136.23            65
                          7.2500             1136.23
LEBANON       IN 46052    5                  05/30/06           00
0004687850                05                 08/01/06           0.0000
0004687850                O                  07/01/36
0

10572042      286/286     F                  70,000.00          ZZ
                          360                69,882.02          1
                          6.8750             459.86             57
                          6.6250             459.86
CLEVELAND     OH 44111    5                  05/31/06           00
0004688940                05                 08/01/06           0.0000
0004688940                O                  07/01/36
0

10572048      286/286     F                  70,000.00          ZZ
                          360                69,903.34          1
                          7.8750             507.55             24
                          7.6250             507.55
KURTISTOWN    HI 96760    5                  06/20/06           00
0004691157                05                 08/01/06           0.0000
0004691157                O                  07/01/36
0

10572050      286/286     F                  186,400.00         ZZ
                          360                186,400.00         1
                          7.3750             1145.58            80
                          7.1250             1145.58
NORFOLK       VA 23503    5                  06/22/06           00
0004691487                01                 08/01/06           0.0000
0004691487                O                  07/01/36
0

10572056      286/286     F                  153,900.00         ZZ
                          360                153,537.65         1
                          7.2500             1049.87            80
                          7.0000             1049.87
BALTIMORE     MD 21214    1                  06/05/06           00
0004691929                05                 07/01/06           0.0000
0004691929                O                  06/01/36
0

10572060      286/286     F                  102,400.00         ZZ
                          360                102,258.58         1
                          7.8750             742.48             80
                          7.6250             742.48
EASTLAKE      OH 44095    5                  06/19/06           00
0004692786                05                 08/01/06           0.0000
0004692786                N                  07/01/36
0

10572064      286/286     F                  84,000.00          ZZ
                          360                83,811.42          1
                          7.3750             580.17             80
                          7.1250             580.17
MT PLEASANT   PA 15666    1                  06/05/06           00
0004694161                05                 08/01/06           0.0000
0004694161                O                  07/01/36
0

10572066      286/286     F                  76,632.00          ZZ
                          360                76,488.11          1
                          8.3750             582.46             80
                          8.1250             582.46
EDINBURG      TX 78539    1                  05/17/06           00
0004694565                05                 07/01/06           0.0000
0004694565                O                  06/01/36
0

10572072      286/286     F                  70,500.00          ZZ
                          360                69,842.50          2
                          7.3750             486.93             79
                          7.1250             486.93
SANDUSKY      OH 44870    5                  06/07/06           00
0004695735                05                 08/01/06           0.0000
0004695735                O                  07/01/36
0

10572078      286/286     F                  69,000.00          ZZ
                          360                68,904.71          1
                          7.8750             500.30             60
                          7.6250             500.30
WASHINGTON    DC 20019    5                  06/30/06           00
0004696066                01                 08/01/06           0.0000
0004696066                N                  07/01/36
0

10572094      286/286     F                  132,000.00         ZZ
                          360                132,000.00         1
                          7.2500             797.50             80
                          7.0000             797.50
CHESTERFIELD  VA 23832    1                  06/23/06           00
0004697927                05                 08/01/06           0.0000
0004697927                N                  07/01/36
0

10572096      286/286     F                  185,000.00         ZZ
                          360                184,724.54         1
                          7.5000             1293.55            80
                          7.2500             1293.55
TROY          OH 45373    5                  06/12/06           00
0004698085                05                 08/01/06           0.0000
0004698085                N                  07/01/36
0

10572098      286/286     F                  127,160.00         ZZ
                          360                127,160.00         1
                          7.5000             794.75             80
                          7.2500             794.75
RICHMOND      VA 23228    1                  06/30/06           00
0004698199                05                 08/01/06           0.0000
0004698199                O                  07/01/36
0

10572104      286/286     F                  206,400.00         ZZ
                          360                206,060.63         1
                          7.0000             1373.19            80
                          6.7500             1373.19
LAWRENCEVILLE GA 30043    1                  06/12/06           00
0004699613                03                 08/01/06           0.0000
0004699613                O                  07/01/36
0

10572108      286/286     F                  75,000.00          ZZ
                          360                74,896.42          1
                          7.8750             543.81             11
                          7.6250             543.81
SAN RAFAEL    CA 94903    5                  06/06/06           00
0004700008                05                 08/01/06           0.0000
0004700008                N                  07/01/36
0

10572110      286/286     F                  236,000.00         ZZ
                          360                235,530.07         1
                          7.2500             1609.94            80
                          7.0000             1609.94
NEW MARKET    MD 21774    1                  06/29/06           00
0004700351                05                 08/01/06           0.0000
0004700351                O                  07/01/36
0

10572112      286/286     F                  176,000.00         ZZ
                          360                175,585.58         2
                          7.2500             1200.64            79
                          7.0000             1200.64
NORFOLK       VA 23502    5                  06/06/06           00
0004700469                05                 07/01/06           0.0000
0004700469                N                  06/01/36
0

10572114      286/286     F                  130,400.00         ZZ
                          360                130,205.84         1
                          7.5000             911.78             80
                          7.2500             911.78
ABERDEEN      WA 98520    5                  06/07/06           00
0004700529                05                 08/01/06           0.0000
0004700529                O                  07/01/36
0

10572120      286/286     F                  149,360.00         ZZ
                          360                149,044.72         1
                          7.3750             1031.60            80
                          7.1250             1031.60
PITTSFIELD    MA 01201    1                  06/30/06           00
0004700756                05                 08/01/06           0.0000
0004700756                O                  07/01/36
0

10572138      286/286     F                  106,000.00         ZZ
                          360                105,842.17         1
                          7.5000             741.17             85
                          7.2500             741.17
HIAWASSEE     GA 30546    5                  06/26/06           01
0004703984                05                 08/01/06           12.0000
0004703984                O                  07/01/36
0

10572140      286/286     F                  114,400.00         ZZ
                          360                114,184.11         1
                          7.0000             761.11             80
                          6.7500             761.11
SEABROOK      TX 77586    1                  06/08/06           00
0004703985                03                 08/01/06           0.0000
0004703985                O                  07/01/36
0

10572144      286/286     F                  160,000.00         ZZ
                          360                159,749.60         1
                          7.2500             1091.49            80
                          7.0000             1091.49
SUFFOLK       VA 23434    5                  06/12/06           00
0004704562                03                 08/01/06           0.0000
0004704562                O                  07/01/36
0

10572146      286/286     F                  176,000.00         ZZ
                          360                175,703.42         2
                          6.8750             1156.20            80
                          6.6250             1156.20
BALTIMORE     MD 21224    1                  06/23/06           00
0004704983                05                 08/01/06           0.0000
0004704983                O                  07/01/36
0

10572152      286/286     F                  203,160.00         ZZ
                          360                203,160.00         1
                          7.6250             1290.91            80
                          7.3750             1290.91
RICHMOND      VA 23234    1                  06/14/06           00
0004706304                05                 08/01/06           0.0000
0004706304                O                  07/01/36
0

10572156      286/286     F                  25,796.00          ZZ
                          360                25,742.39          3
                          7.8750             187.04             60
                          7.6250             187.04
WINNEBAGO     MN 56098    1                  06/05/06           00
0004706392                05                 07/01/06           0.0000
0004706392                N                  06/01/36
0

10572172      286/286     F                  160,000.00         ZZ
                          360                159,761.76         1
                          7.5000             1118.75            80
                          7.2500             1118.75
FEDERAL WAY   WA 98003    2                  06/05/06           00
0004707704                01                 08/01/06           0.0000
0004707704                O                  07/01/36
0

10572174      286/286     F                  153,352.00         T
                          360                153,352.00         1
                          7.7500             990.40             80
                          7.5000             990.40
LEHIGH ACRES  FL 33971    1                  06/08/06           00
0004707731                05                 08/01/06           0.0000
0004707731                O                  07/01/36
0

10572182      286/286     F                  109,600.00         ZZ
                          360                109,440.83         2
                          7.6250             775.75             80
                          7.3750             775.75
WATERBURY     CT 06704    1                  06/20/06           00
0004709118                05                 08/01/06           0.0000
0004709118                N                  07/01/36
0

10572184      286/286     F                  185,500.00         ZZ
                          360                185,500.00         4
                          7.5000             1159.38            70
                          7.2500             1159.38
OXFORD        PA 19363    5                  06/29/06           00
0004709159                05                 08/01/06           0.0000
0004709159                N                  07/01/36
0

10572196      286/286     F                  98,000.00          ZZ
                          360                97,834.85          1
                          6.8750             643.80             80
                          6.6250             643.80
WASHINGTON    IL 61571    1                  06/13/06           00
0004709665                05                 08/01/06           0.0000
0004709665                O                  07/01/36
0

10572206      286/286     F                  132,000.00         ZZ
                          360                131,772.06         1
                          6.7500             856.15             80
                          6.5000             856.15
LAOTTO        IN 46763    1                  06/14/06           00
0004711411                05                 08/01/06           0.0000
0004711411                O                  07/01/36
0

10572210      286/286     F                  128,000.00         ZZ
                          360                127,799.68         1
                          7.2500             873.19             34
                          7.0000             873.19
HEMLOCK       MI 48626    5                  06/15/06           00
0004711662                05                 08/01/06           0.0000
0004711662                O                  07/01/36
0

10572212      286/286     F                  66,050.00          ZZ
                          360                65,969.55          2
                          8.5000             507.87             70
                          8.2500             507.87
CLEVELAND     OH 44120    5                  06/29/06           00
0004711713                05                 08/01/06           0.0000
0004711713                N                  07/01/36
0

10572216      286/286     F                  36,850.00          ZZ
                          360                36,795.11          1
                          7.5000             257.67             80
                          7.2500             257.67
BEAVER DAM    KY 42320    1                  06/21/06           00
0004712152                05                 08/01/06           0.0000
0004712152                O                  07/01/36
0

10572218      286/286     F                  90,000.00          ZZ
                          360                90,000.00          1
                          6.8750             515.63             95
                          6.6250             515.63
INDIANAPOLIS  IN 46226    5                  06/08/06           01
0004712460                05                 08/01/06           30.0000
0004712460                O                  07/01/36
0

10572220      286/286     F                  210,000.00         ZZ
                          360                209,646.12         1
                          6.8750             1379.56            75
                          6.6250             1379.56
NORTH PORT    FL 34288    5                  06/15/06           00
0004712612                05                 08/01/06           0.0000
0004712612                O                  07/01/36
0

10572222      286/286     F                  153,400.00         ZZ
                          360                153,170.37         1
                          7.5000             1072.60            80
                          7.2500             1072.60
GARFIELD HEIGHOH 44125    2                  06/26/06           00
0004712622                05                 08/01/06           0.0000
0004712622                O                  07/01/36
0

10572246      286/286     F                  134,200.00         ZZ
                          360                133,788.76         1
                          7.2500             915.49             80
                          7.0000             915.49
CINCINNATI    OH 45241    1                  06/16/06           00
0004714454                09                 08/01/06           0.0000
0004714454                O                  07/01/36
0

10572250      286/286     F                  132,000.00         ZZ
                          360                131,894.44         1
                          7.1250             889.31             80
                          6.8750             889.31
WARSAW        VA 22572    1                  07/06/06           00
0004714665                05                 09/01/06           0.0000
0004714665                O                  08/01/36
0

10572252      286/286     F                  90,000.00          ZZ
                          360                89,758.55          1
                          7.2500             613.96             40
                          7.0000             613.96
SYCAMORE      IL 60178    5                  06/26/06           00
0004714697                05                 08/01/06           0.0000
0004714697                O                  07/01/36
0

10572260      286/286     F                  240,000.00         ZZ
                          360                239,503.68         1
                          7.2500             1637.23            80
                          7.0000             1637.23
CARMEL        IN 46032    1                  06/14/06           00
0004715283                03                 08/01/06           0.0000
0004715283                O                  07/01/36
0

10572268      286/286     F                  126,800.00         ZZ
                          360                126,624.90         1
                          7.8750             919.39             80
                          7.6250             919.39
MERIDIAN      ID 83642    1                  06/01/06           00
0004716009                05                 08/01/06           0.0000
0004716009                N                  07/01/36
0

10572282      286/286     F                  75,600.00          ZZ
                          360                75,508.08          1
                          8.5000             581.30             79
                          8.2500             581.30
VERONA        PA 15147    2                  06/19/06           00
0004717021                05                 08/01/06           0.0000
0004717021                O                  07/01/36
0

10572286      286/286     F                  80,000.00          ZZ
                          360                79,880.87          1
                          7.5000             559.38             42
                          7.2500             559.38
UPPER DEERFIELNJ 08302    1                  06/21/06           00
0004717158                05                 08/01/06           0.0000
0004717158                O                  07/01/36
0

10572288      286/286     F                  120,000.00         ZZ
                          360                119,814.74         1
                          7.3750             828.82             80
                          7.1250             828.82
CENTRALIA     WA 98531    5                  06/07/06           00
0004717160                05                 08/01/06           0.0000
0004717160                O                  07/01/36
0

10572290      286/286     F                  180,000.00         ZZ
                          360                179,718.31         1
                          7.2500             1227.92            34
                          7.0000             1227.92
MOORPARK      CA 93021    5                  06/05/06           00
0004717583                05                 08/01/06           0.0000
0004717583                O                  07/01/36
0

10572292      286/286     F                  102,400.00         ZZ
                          360                102,251.29         4
                          7.6250             724.79             80
                          7.3750             724.79
MOUNT STERLINGKY 40353    1                  06/12/06           00
0004717887                05                 08/01/06           0.0000
0004717887                N                  07/01/36
0

10572300      286/286     F                  202,240.00         ZZ
                          360                202,240.00         1
                          7.5000             1264.00            80
                          7.2500             1264.00
VIRGINIA BEACHVA 23454    2                  06/09/06           00
0004718805                03                 08/01/06           0.0000
0004718805                O                  07/01/36
0

10572304      286/286     F                  136,000.00         ZZ
                          360                135,770.82         1
                          6.8750             893.43             80
                          6.6250             893.43
AIRVILLE      PA 17302    2                  06/23/06           00
0004718951                04                 08/01/06           0.0000
0004718951                O                  07/01/36
0

10572308      286/286     F                  255,000.00         ZZ
                          360                254,620.32         1
                          7.5000             1783.00            60
                          7.2500             1783.00
PERRYSBURG    OH 43551    5                  06/20/06           00
0004719082                05                 08/01/06           0.0000
0004719082                O                  07/01/36
0

10572310      286/286     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.3750             1229.17            80
                          7.1250             1229.17
AUSTIN        TX 78734    1                  06/17/06           00
0004720131                03                 08/01/06           0.0000
0004720131                N                  07/01/36
0

10572312      286/286     F                  193,600.00         ZZ
                          360                193,304.46         1
                          7.3750             1337.15            80
                          7.1250             1337.15
CHICAGO       IL 60629    1                  06/19/06           00
0004720186                05                 08/01/06           0.0000
0004720186                O                  07/01/36
0

10572318      286/286     F                  115,000.00         ZZ
                          360                114,841.20         1
                          7.8750             833.83             89
                          7.6250             833.83
LEBANON       IN 46052    1                  06/13/06           01
0004720470                05                 08/01/06           25.0000
0004720470                N                  07/01/36
0

10572322      286/286     F                  94,900.00          ZZ
                          360                94,751.48          1
                          7.2500             647.39             56
                          7.0000             647.39
WAYNESBORO    VA 22980    5                  06/22/06           00
0004721134                05                 08/01/06           0.0000
0004721134                O                  07/01/36
0

10572324      286/286     F                  108,800.00         ZZ
                          360                108,649.75         1
                          7.8750             788.88             80
                          7.6250             788.88
PARK FOREST   IL 60466    1                  06/23/06           00
0004721715                05                 08/01/06           0.0000
0004721715                O                  07/01/36
0

10572334      286/286     F                  116,000.00         ZZ
                          360                115,809.26         1
                          7.0000             771.76             65
                          6.7500             771.76
CHESAPEAKE    VA 23320    5                  06/14/06           00
0004723017                07                 08/01/06           0.0000
0004723017                O                  07/01/36
0

10572336      286/286     F                  131,000.00         ZZ
                          360                130,773.78         1
                          6.7500             849.67             78
                          6.5000             849.67
MT GRETNA     PA 17064    5                  06/07/06           00
0004723022                05                 08/01/06           0.0000
0004723022                O                  07/01/36
0

10572344      286/286     F                  140,000.00         ZZ
                          360                139,758.24         1
                          6.7500             908.04             80
                          6.5000             908.04
FRANKFORT     IN 46041    1                  06/08/06           00
0004723472                05                 08/01/06           0.0000
0004723472                O                  07/01/36
0

10572346      286/286     F                  171,744.00         ZZ
                          360                171,473.03         1
                          7.2500             1171.60            80
                          7.0000             1171.60
SORRENTO      FL 32776    1                  06/23/06           00
0004723653                03                 08/01/06           0.0000
0004723653                N                  07/01/36
0

10572368      286/286     F                  76,000.00          ZZ
                          360                75,900.23          1
                          8.1250             564.30             80
                          7.8750             564.30
DECATUR       IL 62526    1                  06/28/06           00
0004725665                05                 08/01/06           0.0000
0004725665                O                  07/01/36
0

10572370      286/286     F                  140,000.00         ZZ
                          360                139,829.78         1
                          8.5000             1076.48            80
                          8.2500             1076.48
NORFOLK       VA 23503    1                  06/15/06           00
0004725701                05                 08/01/06           0.0000
0004725701                N                  07/01/36
0

10572374      286/286     F                  92,000.00          ZZ
                          360                91,866.38          1
                          7.6250             651.18             80
                          7.3750             651.18
ATLANTA       GA 30311    1                  06/08/06           00
0004726133                05                 08/01/06           0.0000
0004726133                O                  07/01/36
0

10572386      286/286     F                  112,450.00         ZZ
                          360                112,378.29         1
                          8.2500             844.80             65
                          8.0000             844.80
CHICAGO       IL 60618    1                  06/12/06           00
0004727792                01                 08/01/06           0.0000
0004727792                N                  07/01/36
0

10572388      286/286     F                  228,000.00         ZZ
                          360                227,651.95         1
                          7.3750             1574.74            95
                          7.1250             1574.74
HOUSTON       TX 77084    1                  06/09/06           01
0004728039                03                 08/01/06           30.0000
0004728039                O                  07/01/36
0

10572392      286/286     F                  80,000.00          ZZ
                          360                79,902.71          1
                          8.5000             615.14             80
                          8.2500             615.14
ALBUQUERQUE   NM 87102    5                  06/06/06           00
0004728708                05                 08/01/06           0.0000
0004728708                O                  07/01/36
0

10572402      286/286     F                  142,000.00         ZZ
                          360                141,777.77         1
                          7.2500             968.70             80
                          7.0000             968.70
HOUSTON       TX 77055    1                  06/12/06           00
0004730410                05                 08/01/06           0.0000
0004730410                O                  07/01/36
0

10572408      286/286     F                  268,000.00         ZZ
                          360                267,600.96         1
                          7.5000             1873.90            80
                          7.2500             1873.90
SICKLERVILLE  NJ 08081    5                  06/14/06           00
0004730799                05                 08/01/06           0.0000
0004730799                O                  07/01/36
0

10572418      286/286     F                  223,920.00         ZZ
                          360                122,267.31         1
                          8.1250             1662.60            80
                          7.8750             1662.60
PHILADELPHIA  PA 19144    1                  06/16/06           00
0004731269                05                 08/01/06           0.0000
0004731269                O                  07/01/36
0

10572422      286/286     F                  140,000.00         ZZ
                          360                139,764.07         1
                          6.8750             919.71             59
                          6.6250             919.71
LEBANON       OH 45036    1                  06/27/06           00
0004731382                05                 08/01/06           0.0000
0004731382                O                  07/01/36
0

10572424      286/286     F                  132,000.00         ZZ
                          360                131,793.42         1
                          7.2500             900.48             80
                          7.0000             900.48
CANTON        OH 44718    1                  06/29/06           00
0004731458                01                 08/01/06           0.0000
0004731458                O                  07/01/36
0

10572426      286/286     F                  107,500.00         ZZ
                          360                107,335.89         1
                          7.3750             742.48             31
                          7.1250             742.48
GAITHERSBURG  MD 20878    2                  06/30/06           00
0004731460                09                 08/01/06           0.0000
0004731460                N                  07/01/36
0

10572432      286/286     F                  136,700.00         ZZ
                          360                136,452.17         1
                          6.5000             864.04             80
                          6.2500             864.04
TIPP CITY     OH 45371    1                  06/26/06           00
0004731587                01                 08/01/06           0.0000
0004731587                O                  07/01/36
0

10572434      286/286     F                  120,000.00         ZZ
                          360                119,788.08         1
                          7.7500             859.70             47
                          7.5000             859.70
PINELLAS PARK FL 33782    5                  06/23/06           00
0004731618                03                 08/01/06           0.0000
0004731618                O                  07/01/36
0

10572442      286/286     F                  123,000.00         ZZ
                          360                122,821.38         1
                          7.6250             870.59             80
                          7.3750             870.59
CEDARVILLE    MI 49719    2                  06/16/06           00
0004732750                05                 08/01/06           0.0000
0004732750                O                  07/01/36
0

10572444      286/286     F                  100,000.00         ZZ
                          360                99,865.35          1
                          8.0000             733.77             60
                          7.7500             733.77
KALAMAZOO     MI 49004    5                  06/21/06           00
0004732754                05                 08/01/06           0.0000
0004732754                O                  07/01/36
0

10572446      286/286     F                  110,500.00         ZZ
                          360                110,351.22         1
                          8.0000             810.81             78
                          7.7500             810.81
JACKSONVILLE  FL 32277    5                  06/15/06           00
0004732902                05                 08/01/06           0.0000
0004732902                N                  07/01/36
0

10572452      286/286     F                  200,000.00         ZZ
                          360                199,702.21         1
                          7.5000             1398.43            80
                          7.2500             1398.43
ROCHESTER     IL 62563    1                  06/19/06           00
0004733357                05                 08/01/06           0.0000
0004733357                O                  07/01/36
0

10572458      286/286     F                  194,400.00         ZZ
                          360                194,103.23         1
                          7.3750             1342.68            80
                          7.1250             1342.68
VALLEY VIEW   TX 76272    1                  06/16/06           00
0004733626                05                 08/01/06           0.0000
0004733626                O                  07/01/36
0

10572466      286/286     F                  62,400.00          ZZ
                          360                62,327.92          1
                          8.7500             490.91             78
                          8.5000             490.91
MONROE        NC 28112    5                  06/30/06           00
0004733970                05                 08/01/06           0.0000
0004733970                N                  07/01/36
0

10572494      286/286     F                  187,200.00         ZZ
                          360                186,730.85         1
                          7.5000             1308.93            90
                          7.2500             1308.93
GLENDALE HEIGHIL 60139    1                  06/14/06           10
0004737449                01                 08/01/06           25.0000
0004737449                O                  07/01/36
0

10572496      286/286     F                  130,000.00         ZZ
                          360                130,000.00         1
                          7.5000             812.50             80
                          7.2500             812.50
BENTONVILLE   AR 72712    1                  06/27/06           00
0004737679                03                 08/01/06           0.0000
0004737679                N                  07/01/36
0

10572498      286/286     F                  105,300.00         ZZ
                          360                105,150.86         1
                          7.7500             754.39             60
                          7.5000             754.39
OWENSBORO     KY 42301    1                  06/21/06           00
0004738086                05                 08/01/06           0.0000
0004738086                O                  07/01/36
0

10572506      286/286     F                  77,310.00          ZZ
                          360                77,213.54          4
                          8.3750             587.62             90
                          8.1250             587.62
DAYTON        OH 45406    1                  06/23/06           01
0004739766                05                 08/01/06           25.0000
0004739766                N                  07/01/36
0

10572528      286/286     F                  80,000.00          ZZ
                          360                79,883.82          1
                          7.6250             566.24             45
                          7.3750             566.24
KERNERSVILLE  NC 27284    1                  06/23/06           00
0004740264                03                 08/01/06           0.0000
0004740264                O                  07/01/36
0

10572532      286/286     F                  131,200.00         ZZ
                          360                130,999.71         1
                          7.3750             906.17             80
                          7.1250             906.17
WEST JORDAN   UT 84084    1                  06/26/06           00
0004740972                05                 08/01/06           0.0000
0004740972                O                  07/01/36
0

10572534      286/286     F                  132,000.00         ZZ
                          360                131,817.70         1
                          7.8750             957.10             80
                          7.6250             957.10
CHESAPEAKE    VA 23323    5                  06/21/06           00
0004741285                05                 08/01/06           0.0000
0004741285                N                  07/01/36
0

10572542      286/286     F                  108,000.00         ZZ
                          360                107,850.85         2
                          7.8750             783.08             80
                          7.6250             783.08
FAIR HAVEN    VT 05743    1                  06/30/06           00
0004741866                05                 08/01/06           0.0000
0004741866                N                  07/01/36
0

10572544      286/286     F                  76,000.00          ZZ
                          360                75,895.04          1
                          7.8750             551.06             60
                          7.6250             551.06
BALTIMORE     MD 21215    5                  06/30/06           00
0004742143                05                 08/01/06           0.0000
0004742143                N                  07/01/36
0

10572548      286/286     F                  115,500.00         ZZ
                          360                115,309.50         1
                          7.0000             768.43             35
                          6.7500             768.43
MODESTO       CA 95350    2                  06/16/06           00
0004743124                05                 08/01/06           0.0000
0004743124                O                  07/01/36
0

10572554      286/286     F                  128,000.00         ZZ
                          360                127,823.24         1
                          7.8750             928.09             57
                          7.6250             928.09
HATTIESBURG   MS 39401    1                  06/20/06           00
0004744018                05                 08/01/06           0.0000
0004744018                O                  07/01/36
0

10572558      286/286     F                  160,000.00         ZZ
                          360                159,749.60         1
                          7.2500             1091.49            80
                          7.0000             1091.49
STATE LINE    PA 17263    2                  06/23/06           00
0004744508                05                 08/01/06           0.0000
0004744508                O                  07/01/36
0

10572564      286/286     F                  114,300.00         ZZ
                          360                113,740.83         1
                          7.8750             828.76             80
                          7.6250             828.76
BISMARCK      MO 63624    2                  06/21/06           00
0004745593                05                 08/01/06           0.0000
0004745593                O                  07/01/36
0

10572566      286/286     F                  96,000.00          ZZ
                          360                95,880.24          2
                          8.3750             729.67             62
                          8.1250             729.67
JACKSONVILLE  FL 32244    2                  06/27/06           00
0004746146                05                 08/01/06           0.0000
0004746146                N                  07/01/36
0

10572570      286/286     F                  102,000.00         ZZ
                          360                102,000.00         1
                          8.2500             701.25             80
                          8.0000             701.25
RICHMOND      VA 23223    1                  06/27/06           00
0004746745                05                 08/01/06           0.0000
0004746745                N                  07/01/36
0

10572578      286/286     F                  150,000.00         ZZ
                          360                149,787.58         1
                          7.7500             1074.62            49
                          7.5000             1074.62
ROMOLAND      CA 92585    5                  06/12/06           00
0004747490                05                 08/01/06           0.0000
0004747490                O                  07/01/36
0

10572580      286/286     F                  83,500.00          ZZ
                          360                83,371.39          1
                          8.3750             634.67             66
                          8.1250             634.67
BALTIMORE     MD 21234    2                  06/22/06           00
0004748178                07                 08/01/06           0.0000
0004748178                O                  07/01/36
0

10572586      286/286     F                  117,000.00         ZZ
                          360                116,838.41         1
                          7.8750             848.34             65
                          7.6250             848.34
MIDDLETOWN    MD 21769    1                  06/30/06           00
0004748388                05                 08/01/06           0.0000
0004748388                N                  07/01/36
0

10572592      286/286     F                  112,000.00         ZZ
                          360                111,845.33         1
                          7.8750             812.08             80
                          7.6250             812.08
PARK FOREST   IL 60466    5                  06/27/06           00
0004749069                05                 08/01/06           0.0000
0004749069                N                  07/01/36
0

10572602      286/286     F                  73,200.00          ZZ
                          360                73,091.00          4
                          7.5000             511.83             60
                          7.2500             511.83
FRUITLAND     ID 83619    1                  06/16/06           00
0004749751                05                 08/01/06           0.0000
0004749751                N                  07/01/36
0

10572626      286/286     F                  128,000.00         ZZ
                          360                127,799.68         1
                          7.2500             873.19             60
                          7.0000             873.19
MARY ESTHER   FL 32569    5                  06/20/06           00
0004751972                05                 08/01/06           0.0000
0004751972                O                  07/01/36
0

10572628      286/286     F                  117,600.00         ZZ
                          360                117,600.00         1
                          7.0000             686.00             80
                          6.7500             686.00
RICHMOND      VA 23220    1                  06/23/06           00
0004753038                01                 08/01/06           0.0000
0004753038                O                  07/01/36
0

10572630      286/286     F                  166,400.00         ZZ
                          360                166,139.58         1
                          7.2500             1135.15            80
                          7.0000             1135.15
BLANDON       PA 19150    1                  06/29/06           00
0004753659                05                 08/01/06           0.0000
0004753659                O                  07/01/36
0

10572636      286/286     F                  102,000.00         ZZ
                          360                101,832.29         1
                          7.0000             678.61             80
                          6.7500             678.61
FISHERS       IN 46038    1                  06/28/06           00
0004754966                05                 08/01/06           0.0000
0004754966                O                  07/01/36
0

10572642      286/286     F                  176,000.00         ZZ
                          360                175,717.66         1
                          7.1250             1185.75            80
                          6.8750             1185.75
CHICAGO       IL 60649    1                  06/22/06           00
0004755270                05                 08/01/06           0.0000
0004755270                O                  07/01/36
0

10572644      286/286     F                  88,900.00          ZZ
                          360                88,786.12          1
                          8.2500             667.88             80
                          8.0000             667.88
SAN ANTONIO   TX 78245    1                  06/29/06           00
0004755372                03                 08/01/06           0.0000
0004755372                N                  07/01/36
0

10572652      286/286     F                  90,000.00          ZZ
                          360                89,862.60          1
                          7.3750             621.61             39
                          7.1250             621.61
PORT ST LUCIE FL 34983    1                  06/21/06           00
0004757266                05                 08/01/06           0.0000
0004757266                O                  07/01/36
0

10572654      286/286     F                  208,000.00         ZZ
                          360                208,000.00         1
                          8.1250             1408.33            80
                          7.8750             1408.33
PORT ST. LUCIEFL 34952    5                  06/23/06           00
0004757621                05                 08/01/06           0.0000
0004757621                O                  07/01/36
0

10572658      286/286     F                  105,000.00         ZZ
                          360                104,858.61         1
                          8.0000             770.46             60
                          7.7500             770.46
VINELAND      NJ 08360    1                  06/30/06           00
0004758496                05                 08/01/06           0.0000
0004758496                N                  07/01/36
0

10572676      286/286     F                  95,920.00          ZZ
                          360                95,787.54          1
                          7.8750             695.49             80
                          7.6250             695.49
RICHMOND      IN 47374    1                  06/30/06           00
0004760065                05                 08/01/06           0.0000
0004760065                O                  07/01/36
0

10572678      286/286     F                  71,500.00          ZZ
                          360                71,401.26          1
                          7.8750             518.43             53
                          7.6250             518.43
MEDINA        OH 44215    5                  06/29/06           00
0004760713                05                 08/01/06           0.0000
0004760713                N                  07/01/36
0

10572680      286/286     F                  156,000.00         ZZ
                          360                155,737.13         1
                          6.8750             1024.81            80
                          6.6250             1024.81
CAMBRIDGE     MN 55008    5                  06/26/06           00
0004762127                05                 08/01/06           0.0000
0004762127                O                  07/01/36
0

10572682      286/286     F                  54,000.00          ZZ
                          360                53,939.22          3
                          8.8750             429.65             36
                          8.6250             429.65
LOUISVILLE    OH 44641    5                  06/30/06           00
0004763714                05                 08/01/06           0.0000
0004763714                N                  07/01/36
0

10572686      286/286     F                  99,920.00          ZZ
                          360                99,847.68          1
                          7.6250             707.23             80
                          7.3750             707.23
DESOTO        TX 75115    1                  07/05/06           00
0004765822                05                 09/01/06           0.0000
0004765822                O                  08/01/36
0

10572688      286/286     F                  116,000.00         ZZ
                          360                115,813.91         1
                          7.1250             781.52             80
                          6.8750             781.52
KATY          TX 77494    1                  06/29/06           00
0004772171                03                 08/01/06           0.0000
0004772171                O                  07/01/36
0

10572690      286/286     F                  104,000.00         ZZ
                          360                103,859.96         1
                          8.0000             763.12             80
                          7.7500             763.12
CHARLOTTE     NC 28214    5                  06/30/06           00
0004773028                05                 08/01/06           0.0000
0004773028                N                  07/01/36
0

10574255      E22/G02     F                  150,000.00         ZZ
                          360                149,603.49         4
                          8.1250             1113.75            80
                          7.8750             1113.75
RICHMOND      KY 40475    1                  04/11/06           00
0427853312                05                 06/01/06           0.0000
0427853312                N                  05/01/36
0

10579141      Z95/G02     F                  102,400.00         ZZ
                          360                102,122.43         4
                          8.0000             751.37             80
                          7.7500             751.37
SHREVEPORT    LA 71104    1                  04/07/06           00
0441314820                05                 06/01/06           0.0000
25092                     N                  05/01/36
0

10580155      E22/G02     F                  352,000.00         ZZ
                          360                350,996.58         3
                          7.7500             2521.77            80
                          7.5000             2521.77
PLAINFIELD    NJ 07060    1                  04/13/06           00
0428065999                05                 06/01/06           0.0000
0428065999                N                  05/01/36
0

10580203      E22/G02     F                  142,800.00         ZZ
                          360                142,403.02         4
                          7.8750             1035.40            80
                          7.6250             1035.40
COLLEGE STATIOTX 77840    1                  04/06/06           00
0428097463                05                 06/01/06           0.0000
0428097463                N                  05/01/36
0

10582297      E22/G02     F                  88,128.00          ZZ
                          360                88,128.00          3
                          7.8750             578.34             80
                          7.6250             578.34
KANSAS CITY   KS 66102    1                  04/17/06           00
0428007694                05                 06/01/06           0.0000
0428007694                N                  05/01/36
0

10582355      E22/G02     F                  64,000.00          ZZ
                          360                63,830.82          1
                          8.1250             475.20             80
                          7.8750             475.20
BALTIMORE     MD 21205    1                  04/17/06           00
0428057970                07                 06/01/06           0.0000
0428057970                N                  05/01/36
0

10582485      E22/G02     F                  58,800.00          ZZ
                          360                58,640.62          3
                          8.0000             431.45             80
                          7.7500             431.45
YORK          PA 17404    1                  04/17/06           00
0428159297                05                 06/01/06           0.0000
0428159297                N                  05/01/36
0

10582988      956/956     F                  144,800.00         ZZ
                          360                144,678.35         1
                          6.8750             951.23             80
                          6.6250             951.23
PHOENIX       AZ 85023    1                  07/18/06           00
416070043                 01                 09/01/06           0.0000
416070043                 O                  08/01/36
0

10582996      956/956     F                  239,850.00         ZZ
                          360                239,643.50         1
                          6.7500             1555.66            80
                          6.5000             1555.66
HIGHLANDS RANCCO 80129    1                  07/10/06           00
1116070207                03                 09/01/06           0.0000
1116070207                O                  08/01/36
0

10583000      956/956     F                  148,000.00         ZZ
                          360                147,881.65         1
                          7.1250             997.10             80
                          6.8750             997.10
PENSACOLA     FL 32503    1                  07/24/06           00
1216070030                05                 09/01/06           0.0000
1216070030                O                  08/01/36
0

10583004      956/956     F                  206,000.00         ZZ
                          360                205,826.94         1
                          6.8750             1353.27            80
                          6.6250             1353.27
SPANAWAY      WA 98387    1                  07/17/06           00
1316070018                03                 09/01/06           0.0000
1316070018                O                  08/01/36
0

10583012      956/956     F                  125,200.00         ZZ
                          360                125,200.00         1
                          7.5000             782.50             80
                          7.2500             782.50
LUBBOCK       TX 79410    1                  07/21/06           00
1616070041                05                 09/01/06           0.0000
1616070041                N                  08/01/36
0

10583020      956/956     F                  155,850.00         ZZ
                          360                155,712.50         2
                          6.6250             997.92             80
                          6.3750             997.92
PROVO         UT 84604    1                  07/14/06           00
2216070041                05                 09/01/06           0.0000
2216070041                O                  08/01/36
0

10583022      956/956     F                  191,200.00         ZZ
                          360                191,200.00         1
                          6.7500             1075.50            80
                          6.5000             1075.50
OREM          UT 84058    1                  07/13/06           00
2216070047                05                 09/01/06           0.0000
2216070047                O                  08/01/36
0

10583030      956/956     F                  125,000.00         ZZ
                          360                124,892.38         1
                          6.7500             810.75             56
                          6.5000             810.75
COLORADO SPRINCO 80918    1                  07/24/06           00
2416070022                05                 09/01/06           0.0000
2416070022                O                  08/01/36
0

10583032      956/956     F                  241,600.00         ZZ
                          360                241,600.00         1
                          7.2500             1459.67            80
                          7.0000             1459.67
ATLANTA       GA 30312    1                  07/26/06           00
2716070029                05                 09/01/06           0.0000
2716070029                O                  08/01/36
0

10583034      956/956     F                  156,400.00         ZZ
                          360                156,400.00         1
                          6.7500             879.75             80
                          6.5000             879.75
EASTHAMPTON   MA 01027    1                  07/24/06           00
2816060057                05                 09/01/06           0.0000
2816060057                O                  08/01/36
0

10583038      956/956     F                  104,800.00         ZZ
                          360                104,705.26         1
                          6.5000             662.41             80
                          6.2500             662.41
DEER PARK     TX 77536    1                  07/21/06           00
3216060076                05                 09/01/06           0.0000
3216060076                O                  08/01/36
0

10583042      956/956     F                  142,500.00         ZZ
                          360                142,371.18         3
                          6.5000             900.70             52
                          6.2500             900.70
NEW BRITAIN   CT 06051    5                  07/24/06           00
3416070023                05                 09/01/06           0.0000
3416070023                N                  08/01/36
0

10583046      956/956     F                  120,000.00         ZZ
                          360                119,901.64         1
                          7.0000             798.36             43
                          6.7500             798.36
LAS VEGAS     NV 89147    2                  07/20/06           00
3716060043                05                 09/01/06           0.0000
3716060043                N                  08/01/36
0

10583050      956/956     F                  110,000.00         ZZ
                          360                110,000.00         1
                          6.2500             572.92             68
                          6.0000             572.92
LAKE ARIEL    PA 18436    1                  07/21/06           00
3816060068                03                 09/01/06           0.0000
3816060068                N                  08/01/36
0

10583052      956/956     F                  228,000.00         ZZ
                          360                227,822.14         1
                          7.2500             1555.36            80
                          7.0000             1555.36
STREAMWOOD    IL 60107    5                  07/14/06           00
4716070014                05                 09/01/06           0.0000
4716070014                O                  08/01/36
0

10583054      956/956     F                  194,000.00         ZZ
                          360                194,000.00         1
                          7.3750             1192.29            80
                          7.1250             1192.29
FISHERS       IN 46038    1                  07/24/06           00
4916060034                03                 09/01/06           0.0000
4916060034                O                  08/01/36
0

10583056      956/956     F                  139,000.00         ZZ
                          360                138,880.33         1
                          6.7500             901.55             78
                          6.5000             901.55
RICHLAND      WA 99354    2                  07/20/06           00
5516070019                05                 09/01/06           0.0000
5516070019                O                  08/01/36
0

10583057      U05/G02     F                  328,000.00         ZZ
                          360                328,000.00         4
                          7.3750             2015.83            80
                          7.1250             2015.83
MIDDLETOWN    NY 10940    1                  04/11/06           00
0441326774                05                 06/01/06           0.0000
3000912070                N                  05/01/36
0

10583058      956/956     F                  130,400.00         ZZ
                          360                130,303.22         1
                          7.5000             911.78             80
                          7.2500             911.78
HATTIESBURG   MS 39402    2                  07/14/06           00
8516070018                05                 09/01/06           0.0000
8516070018                O                  08/01/36
0

10583060      956/956     F                  140,000.00         ZZ
                          360                139,885.25         1
                          7.0000             931.42             80
                          6.7500             931.42
BETHLEHEM     PA 18017    1                  07/26/06           00
9516060636                05                 09/01/06           0.0000
9516060636                O                  08/01/36
0

10584023      E22/G02     F                  103,200.00         ZZ
                          360                102,905.81         3
                          7.7500             739.34             80
                          7.5000             739.34
PUEBLO        CO 81004    1                  04/11/06           00
0427832936                05                 06/01/06           0.0000
0427832936                N                  05/01/36
0

10584125      E22/G02     F                  160,000.00         ZZ
                          360                159,532.36         3
                          7.6250             1132.47            80
                          7.3750             1132.47
WATERBURY     CT 06704    1                  04/18/06           00
0427991914                05                 06/01/06           0.0000
0427991914                N                  05/01/36
0

10584524      E82/G02     F                  71,050.00          ZZ
                          240                70,925.58          1
                          7.7500             583.28             69
                          7.5000             583.28
CHICAGO HEIGHTIL 60411    2                  07/28/06           00
0401271978                05                 09/01/06           0.0000
0401271978                N                  08/01/26
0

10584546      E82/G01     F                  169,700.00         ZZ
                          360                169,553.89         1
                          6.7500             1100.67            75
                          6.5000             1100.67
SHOHOLA       PA 18458    2                  07/25/06           00
0401277603                03                 09/01/06           0.0000
0401277603                O                  08/01/36
0

10584590      E82/G02     F                  83,200.00          ZZ
                          360                83,144.18          1
                          8.0000             610.49             85
                          7.7500             610.49
HOUSTON       TX 77084    2                  07/26/06           04
0401287073                03                 09/01/06           25.0000
0401287073                O                  08/01/36
0

10584628      E82/G02     F                  104,500.00         ZZ
                          360                104,424.37         1
                          7.6250             739.64             73
                          7.3750             739.64
ATLANTA       GA 30315    2                  07/27/06           00
0401290010                05                 09/01/06           0.0000
0401290010                N                  08/01/36
0

10585059      E82/G02     F                  85,300.00          ZZ
                          360                85,028.38          1
                          8.0000             625.90             95
                          7.7500             625.90
BESSEMER      AL 35022    2                  04/12/06           04
0401236096                05                 06/01/06           30.0000
0401236096                O                  05/01/36
0

10588280      E82/G02     F                  114,600.00         ZZ
                          360                114,600.00         1
                          6.8750             752.84             67
                          6.6250             752.84
TERRYVILLE    CT 06786    2                  07/28/06           00
0401285945                05                 10/01/06           0.0000
0401285945                O                  09/01/36
0

10588282      E82/G02     F                  86,700.00          ZZ
                          360                86,700.00          1
                          7.8750             628.64             80
                          7.6250             628.64
FLORENCE      SC 29501    2                  07/28/06           00
0401286869                05                 10/01/06           0.0000
0401286869                O                  09/01/36
0

10588298      E82/G01     F                  75,000.00          ZZ
                          360                75,000.00          1
                          6.7500             486.45             65
                          6.5000             486.45
MILWAUKEE     WI 53210    2                  07/28/06           00
0401294194                05                 10/01/06           0.0000
0401294194                O                  09/01/36
0

10588420      696/M32     F                  68,000.00          ZZ
                          360                68,000.00          1
                          7.2500             410.83             80
                          7.0000             410.83
BALTIMORE     MD 21216    1                  07/11/06           00
359320770                 07                 09/01/06           0.0000
80306080                  N                  08/01/36
0

10591072      E82/G02     F                  133,500.00         ZZ
                          360                133,500.00         1
                          6.8750             877.00             84
                          6.6250             877.00
SAN ANTONIO   TX 78251    2                  07/31/06           04
0401272356                03                 10/01/06           12.0000
0401272356                O                  09/01/36
0

10591076      E82/G02     F                  104,700.00         ZZ
                          360                104,700.00         1
                          7.5000             732.08             92
                          7.2500             732.08
HARVEST       AL 35749    2                  07/31/06           04
0401273487                05                 10/01/06           30.0000
0401273487                O                  09/01/36
0

10591086      E82/G02     F                  122,600.00         ZZ
                          360                122,600.00         1
                          6.8750             702.40             60
                          6.6250             702.40
OKEECHOBEE    FL 34974    2                  07/31/06           00
0401283718                05                 10/01/06           0.0000
0401283718                N                  09/01/36
0

10591088      E82/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          7.1250             889.31             80
                          6.8750             889.31
LANCASTER     SC 29720    2                  07/31/06           00
0401285473                05                 10/01/06           0.0000
0401285473                O                  09/01/36
0

10591092      E82/G01     F                  128,200.00         ZZ
                          360                128,200.00         1
                          6.7500             831.50             79
                          6.5000             831.50
CHICAGO       IL 60617    2                  07/31/06           00
0401285937                05                 10/01/06           0.0000
0401285937                O                  09/01/36
0

10591096      E82/G02     F                  82,700.00          ZZ
                          360                82,700.00          1
                          7.8750             599.63             76
                          7.6250             599.63
HOPEWELL      VA 23860    2                  07/31/06           00
0401286547                05                 10/01/06           0.0000
0401286547                O                  09/01/36
0

10591108      E82/G02     F                  164,000.00         ZZ
                          360                164,000.00         1
                          7.5000             1146.71            80
                          7.2500             1146.71
TOMS RIVER    NJ 08753    5                  07/31/06           00
0401287883                05                 10/01/06           0.0000
0401287883                O                  09/01/36
0

10591116      E82/G02     F                  83,000.00          ZZ
                          360                83,000.00          1
                          7.8750             601.81             92
                          7.6250             601.81
HAZLEWOOD     MO 63042    2                  07/31/06           04
0401289749                05                 10/01/06           30.0000
0401289749                O                  09/01/36
0

10591120      E82/G01     F                  130,900.00         ZZ
                          360                130,900.00         1
                          6.8750             859.92             70
                          6.6250             859.92
NORTH FT MYERSFL 33903    2                  07/31/06           00
0401292933                05                 10/01/06           0.0000
0401292933                O                  09/01/36
0

10591685      E22/G02     F                  213,416.00         ZZ
                          360                212,822.72         3
                          7.8750             1547.41            80
                          7.6250             1547.41
NEWARK        NJ 07107    1                  04/20/06           00
0427679683                05                 06/01/06           0.0000
0427679683                N                  05/01/36
0

10591914      E82/G02     F                  125,900.00         ZZ
                          360                125,900.00         1
                          7.5000             880.31             95
                          7.2500             880.31
LANSING       IL 60438    2                  08/01/06           04
0401280706                05                 10/01/06           30.0000
0401280706                O                  09/01/36
0

10591924      E82/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          7.0000             745.14             80
                          6.7500             745.14
ROSEVILLE     MI 48066    2                  08/01/06           00
0401286513                05                 10/01/06           0.0000
0401286513                O                  09/01/36
0

10591926      E82/G02     F                  81,600.00          ZZ
                          360                81,600.00          1
                          7.5000             570.56             61
                          7.2500             570.56
BILOXI        MS 39531    2                  08/01/06           00
0401292644                05                 10/01/06           0.0000
0401292644                O                  09/01/36
0

10591932      E82/G02     F                  282,000.00         ZZ
                          360                282,000.00         1
                          7.1250             1899.89            49
                          6.8750             1899.89
RIDGEFIELD    CT 06877    2                  07/31/06           00
0401296009                05                 10/01/06           0.0000
0401296009                O                  09/01/36
0

10591936      E82/G02     F                  70,850.00          ZZ
                          360                70,850.00          1
                          8.0000             519.87             75
                          7.7500             519.87
TWO RIVERS    WI 54241    2                  08/01/06           00
0401296603                05                 10/01/06           0.0000
0401296603                O                  09/01/36
0

10593128      696/M32     F                  273,600.00         ZZ
                          360                273,600.00         1
                          7.2500             1653.00            76
                          7.0000             1653.00
VIENNA        VA 22181    1                  07/12/06           00
359318716                 01                 09/01/06           0.0000
81106027                  O                  08/01/36
0

10593151      025/025     F                  103,920.00         ZZ
                          360                103,920.00         1
                          8.3750             725.28             80
                          8.1250             725.28
CHARLOTTE     NC 28262    1                  02/27/06           00
0143505469                01                 04/01/06           0.0000
0143505469                N                  03/01/36
0

10594082      E82/G02     F                  111,300.00         ZZ
                          360                111,300.00         1
                          7.5000             778.23             93
                          7.2500             778.23
GRAND RAPIDS  MI 49504    2                  08/03/06           04
0401291778                05                 10/01/06           30.0000
0401291778                O                  09/01/36
0

10594353      025/025     F                  110,349.00         ZZ
                          360                110,349.00         1
                          7.2500             666.69             80
                          7.0000             666.69
AURORA        CO 80019    1                  03/01/06           00
0144546306                01                 04/01/06           0.0000
0144546306                N                  03/01/36
0

10594363      025/025     F                  106,008.00         ZZ
                          360                106,008.00         1
                          7.2500             640.47             80
                          7.0000             640.47
AURORA        CO 80019    1                  03/01/06           00
0144546702                01                 04/01/06           0.0000
0144546702                N                  03/01/36
0

10594751      025/025     F                  113,200.00         ZZ
                          360                113,200.00         2
                          7.2500             683.92             80
                          7.0000             683.92
RAPID CITY    SD 57701    1                  03/17/06           00
0144602133                05                 05/01/06           0.0000
0144602133                N                  04/01/36
0

10594755      025/025     F                  109,728.00         ZZ
                          360                109,728.00         1
                          7.5000             685.80             80
                          7.2500             685.80
AURORA        CO 80019    1                  02/24/06           00
0144602422                01                 04/01/06           0.0000
0144602422                N                  03/01/36
0

10595045      025/025     F                  175,200.00         ZZ
                          360                175,200.00         2
                          8.0000             1168.00            80
                          7.7500             1168.00
LANSDALE      PA 19446    1                  03/02/06           00
0144612454                05                 04/01/06           0.0000
0144612454                N                  03/01/36
0

10595128      E82/G02     F                  102,700.00         ZZ
                          360                102,700.00         1
                          7.1250             691.91             79
                          6.8750             691.91
GEORGETOWN    KY 40324    2                  08/02/06           00
0401266093                05                 10/01/06           0.0000
0401266093                O                  09/01/36
0

10595138      E82/G02     F                  102,000.00         ZZ
                          360                102,000.00         1
                          8.0000             748.44             76
                          7.7500             748.44
CLARKSDALE    MS 38614    2                  08/04/06           00
0401288642                05                 10/01/06           0.0000
0401288642                O                  09/01/36
0

10595242      696/M32     F                  416,000.00         ZZ
                          360                416,000.00         1
                          7.2500             2513.33            80
                          7.0000             2513.33
ROCKVILLE     MD 20853    5                  07/14/06           00
359320771                 05                 09/01/06           0.0000
34006120                  O                  08/01/36
0

10595272      E82/G02     F                  253,000.00         ZZ
                          360                253,000.00         1
                          6.8750             1662.03            67
                          6.6250             1662.03
FORT MYERS    FL 33913    5                  08/04/06           00
0401260930                03                 10/01/06           0.0000
0401260930                O                  09/01/36
0

10595274      E82/G02     F                  76,300.00          ZZ
                          360                76,300.00          1
                          7.8750             553.23             95
                          7.6250             553.23
SPRINGFIELD   OH 45504    2                  08/04/06           04
0401263959                05                 10/01/06           30.0000
0401263959                O                  09/01/36
0

10595288      E82/G02     F                  75,100.00          ZZ
                          360                75,100.00          1
                          7.8750             544.53             85
                          7.6250             544.53
WINDSOR LOCKS CT 06096    2                  08/05/06           04
0401292990                01                 10/01/06           25.0000
0401292990                O                  09/01/36
0

10600483      E22/G02     F                  94,500.00          ZZ
                          360                94,250.21          2
                          8.1250             701.66             90
                          7.8750             701.66
TRENTON       NJ 08611    5                  04/24/06           04
0428138564                05                 06/01/06           25.0000
0428138564                N                  05/01/36
0

10600518      E82/G02     F                  400,200.00         ZZ
                          360                400,200.00         1
                          6.8750             2629.03            57
                          6.6250             2629.03
SAINT CLOUD   FL 34771    2                  08/07/06           00
0401284831                05                 10/01/06           0.0000
0401284831                O                  09/01/36
0

10600520      E82/G02     F                  108,500.00         ZZ
                          360                108,500.00         1
                          7.5000             758.65             76
                          7.2500             758.65
ST. AUGUSTINE FL 32084    5                  08/07/06           00
0401286596                05                 10/01/06           0.0000
0401286596                O                  09/01/36
0

10600522      E82/G02     F                  55,000.00          ZZ
                          360                55,000.00          1
                          7.8750             398.79             42
                          7.6250             398.79
NEW PORT RICHEFL 34652    2                  08/04/06           00
0401287024                05                 10/01/06           0.0000
0401287024                N                  09/01/36
0

10600530      E82/G02     F                  162,000.00         ZZ
                          360                162,000.00         1
                          6.8750             928.13             70
                          6.6250             928.13
LAS VEGAS     NV 89145    2                  08/07/06           00
0401292339                03                 10/01/06           0.0000
0401292339                N                  09/01/36
0

10601503      E82/G02     F                  111,400.00         ZZ
                          360                111,066.20         1
                          7.5000             778.92             93
                          7.2500             778.92
ARLINGTON     TX 76017    2                  04/20/06           04
0401249099                05                 06/01/06           30.0000
0401249099                O                  05/01/36
0

10602185      E22/G02     F                  109,600.00         ZZ
                          360                109,279.67         4
                          7.6250             775.74             80
                          7.3750             775.74
SEALY         TX 77474    1                  04/20/06           00
0427967393                05                 06/01/06           0.0000
0427967393                N                  05/01/36
0

10602215      E22/G02     F                  108,000.00         ZZ
                          360                107,684.32         4
                          7.6250             764.42             80
                          7.3750             764.42
SEALY         TX 77474    1                  04/20/06           00
0428009583                05                 06/01/06           0.0000
0428009583                N                  05/01/36
0

10602348      696/M32     F                  144,700.00         ZZ
                          360                144,578.43         1
                          6.8750             950.58             80
                          6.6250             950.58
HYATTSVILLE   MD 20782    1                  07/31/06           00
359316015                 01                 09/01/06           0.0000
26406260                  O                  08/01/36
0

10602378      E82/G02     F                  75,050.00          ZZ
                          360                75,050.00          1
                          7.7500             537.67             82
                          7.5000             537.67
OKLAHOMA CITY OK 73139    5                  08/08/06           04
0401274972                05                 10/01/06           12.0000
0401274972                O                  09/01/36
0

10602390      E82/G02     F                  150,000.00         ZZ
                          360                150,000.00         1
                          7.3750             1036.01            89
                          7.1250             1036.01
CLARKSTON     WA 99403    5                  08/09/06           04
0401282850                05                 10/01/06           25.0000
0401282850                O                  09/01/36
0

10602394      E82/G02     F                  79,200.00          ZZ
                          360                79,200.00          1
                          7.1250             533.59             90
                          6.8750             533.59
PADUCAH       KY 42001    2                  08/09/06           04
0401283924                05                 10/01/06           25.0000
0401283924                O                  09/01/36
0

10602398      E82/G02     F                  198,800.00         ZZ
                          360                198,800.00         1
                          7.1250             1339.35            66
                          6.8750             1339.35
PALESTINE     TX 75801    2                  08/07/06           00
0401286687                05                 10/01/06           0.0000
0401286687                O                  09/01/36
0

10602410      E82/G02     F                  173,350.00         ZZ
                          360                173,350.00         1
                          7.5000             1212.09            100
                          7.2500             1212.09
OMAHA         NE 68137    2                  08/09/06           04
0401289228                05                 10/01/06           35.0000
0401289228                O                  09/01/36
0

10602426      E82/G02     F                  115,200.00         ZZ
                          360                115,200.00         1
                          7.3750             795.66             77
                          7.1250             795.66
DECATUR       GA 30034    2                  08/07/06           00
0401296645                05                 10/01/06           0.0000
0401296645                O                  09/01/36
0

10602557      E22/G02     F                  337,120.00         ZZ
                          360                337,120.00         4
                          7.7500             2177.23            80
                          7.5000             2177.23
SALT LAKE CITYUT 84105    1                  04/19/06           00
0428424287                05                 06/01/06           0.0000
0428424287                N                  05/01/36
0

10603662      E82/G02     F                  575,800.00         ZZ
                          360                575,800.00         1
                          6.7500             3734.63            72
                          6.5000             3734.63
MIRAMAR       FL 33029    5                  08/10/06           00
0401278593                03                 10/01/06           0.0000
0401278593                O                  09/01/36
0

10603672      E82/G02     F                  83,300.00          ZZ
                          360                83,300.00          1
                          7.7500             596.77             78
                          7.5000             596.77
SAN ANTONIO   TX 78240    2                  08/09/06           00
0401293733                05                 10/01/06           0.0000
0401293733                O                  09/01/36
0

10605427      E22/G02     F                  136,800.00         ZZ
                          360                136,800.00         3
                          7.6250             869.25             80
                          7.3750             869.25
SAN ANTONIO   TX 78201    1                  04/26/06           00
0428258909                05                 06/01/06           0.0000
0428258909                N                  05/01/36
0

10606878      956/956     F                  448,000.00         ZZ
                          360                448,000.00         1
                          7.5000             2800.00            80
                          7.2500             2800.00
GRANADA HILLS CA 91344    1                  07/27/06           00
116070015                 05                 09/01/06           0.0000
116070015                 O                  08/01/36
0

10606882      956/956     F                  208,000.00         ZZ
                          360                207,820.92         1
                          6.7500             1349.08            80
                          6.5000             1349.08
LOMBARD       IL 60148    1                  07/31/06           00
2316070073                05                 09/01/06           0.0000
2316070073                O                  08/01/36
0

10606886      956/956     F                  78,900.00          ZZ
                          360                78,833.71          1
                          6.8750             518.32             70
                          6.6250             518.32
DENVER        CO 80231    1                  07/28/06           00
2416060054                01                 09/01/06           0.0000
2416060054                O                  08/01/36
0

10606892      956/956     F                  113,600.00         ZZ
                          360                113,600.00         1
                          7.0000             662.67             80
                          6.7500             662.67
REX           GA 30273    2                  07/26/06           00
2716070027                05                 09/01/06           0.0000
2716070027                O                  08/01/36
0

10606894      956/956     F                  105,600.00         T
                          360                105,511.28         1
                          6.8750             693.72             80
                          6.6250             693.72
LITHONIA      GA 30038    1                  07/26/06           00
2716070039                03                 09/01/06           0.0000
2716070039                O                  08/01/36
0

10606896      956/956     F                  260,000.00         ZZ
                          360                260,000.00         1
                          6.8750             1489.58            80
                          6.6250             1489.58
LISBON FALLS  ME 04252    1                  07/26/06           00
2816070036                05                 09/01/06           0.0000
2816070036                O                  08/01/36
0

10606908      956/956     F                  104,000.00         ZZ
                          360                104,000.00         1
                          7.1250             700.67             80
                          6.8750             700.67
OAKLAND       ME 04963    1                  08/04/06           00
2816080008                05                 10/01/06           0.0000
2816080008                O                  09/01/36
0

10606920      956/956     F                  124,000.00         ZZ
                          360                123,893.24         1
                          6.7500             804.26             80
                          6.5000             804.26
BATON ROUGE   LA 70817    1                  07/31/06           00
3216070091                05                 09/01/06           0.0000
3216070091                O                  08/01/36
0

10606922      956/956     F                  87,750.00          ZZ
                          360                87,688.86          1
                          7.8750             636.25             80
                          7.6250             636.25
WILLIS        TX 77378    1                  07/28/06           00
3216070095                03                 09/01/06           0.0000
3216070095                O                  08/01/36
0

10606924      956/956     F                  116,800.00         ZZ
                          360                116,800.00         1
                          6.7500             657.00             80
                          6.5000             657.00
MOUNT WASHINGTKY 40047    1                  07/26/06           00
3316070057                05                 09/01/06           0.0000
3316070057                O                  08/01/36
0

10606926      956/956     F                  150,700.00         ZZ
                          360                150,567.04         1
                          6.6250             964.95             76
                          6.3750             964.95
PALMYRA       IN 47164    2                  07/31/06           00
3316070093                05                 09/01/06           0.0000
3316070093                O                  08/01/36
0

10606944      956/956     F                  417,000.00         ZZ
                          360                416,649.67         1
                          6.8750             2739.39            64
                          6.6250             2739.39
SAUK RAPIDS   MN 56379    2                  07/31/06           00
3516070042                05                 09/01/06           0.0000
3516070042                O                  08/01/36
0

10606950      956/956     F                  240,000.00         ZZ
                          360                240,000.00         1
                          6.6250             1325.00            75
                          6.3750             1325.00
HENDERSON     NV 89052    5                  07/19/06           00
3716060032                03                 09/01/06           0.0000
3716060032                O                  08/01/36
0

10606954      956/956     F                  270,000.00         ZZ
                          360                270,000.00         1
                          6.7500             1751.21            75
                          6.5000             1751.21
LAS VEGAS     NV 89123    5                  08/03/06           00
3716070035                03                 10/01/06           0.0000
3716070035                O                  09/01/36
0

10606956      956/956     F                  450,950.00         ZZ
                          360                450,950.00         1
                          7.3750             2771.46            80
                          7.1250             2771.46
HENDERSON     NV 89074    1                  07/27/06           00
3716070039                03                 09/01/06           0.0000
3716070039                O                  08/01/36
0

10606958      956/956     F                  520,000.00         ZZ
                          360                520,000.00         1
                          6.8750             2979.17            80
                          6.6250             2979.17
HENDERSON     NV 89015    2                  07/26/06           00
3716070043                03                 09/01/06           0.0000
3716070043                O                  08/01/36
0

10606964      956/956     F                  412,000.00         ZZ
                          360                412,000.00         1
                          7.2500             2489.17            80
                          7.0000             2489.17
WAKE FOREST   NC 27587    5                  08/01/06           00
3916070039                05                 10/01/06           0.0000
3916070039                O                  09/01/36
0

10606966      956/956     F                  135,100.00         ZZ
                          360                134,937.55         1
                          6.6250             865.06             80
                          6.3750             865.06
ODESSA        FL 33556    1                  07/31/06           00
4116070047                09                 09/01/06           0.0000
4116070047                O                  08/01/36
0

10606972      956/956     F                  200,000.00         ZZ
                          360                200,000.00         1
                          6.6250             1104.17            54
                          6.3750             1104.17
MIRAMAR       FL 33025    5                  07/26/06           00
4216070055                03                 09/01/06           0.0000
4216070055                O                  08/01/36
0

10606978      956/956     F                  103,500.00         ZZ
                          360                103,500.00         1
                          6.5000             654.19             36
                          6.2500             654.19
MIAMI         FL 33157    5                  08/01/06           00
4216070070                05                 10/01/06           0.0000
4216070070                O                  09/01/36
0

10606986      956/956     F                  300,000.00         ZZ
                          360                300,000.00         1
                          6.7500             1687.50            80
                          6.5000             1687.50
MARIETTA      GA 30062    1                  07/28/06           00
4616070014                03                 09/01/06           0.0000
4616070014                O                  08/01/36
0

10606988      956/956     F                  128,000.00         ZZ
                          360                128,000.00         1
                          6.8750             733.33             80
                          6.6250             733.33
NORCROSS      GA 30093    2                  07/28/06           00
4616070021                05                 09/01/06           0.0000
4616070021                N                  08/01/36
0

10606998      956/956     F                  520,000.00         ZZ
                          360                520,000.00         1
                          6.8750             2979.17            80
                          6.6250             2979.17
ISSAQUAH      WA 98027    1                  08/02/06           00
5516070050                05                 10/01/06           0.0000
5516070050                O                  09/01/36
0

10607002      956/956     F                  269,200.00         ZZ
                          360                269,200.00         1
                          7.7500             1738.58            80
                          7.5000             1738.58
AUBURN        WA 98002    1                  07/28/06           00
5516070073                05                 09/01/06           0.0000
5516070073                O                  08/01/36
0

10607008      956/956     F                  182,000.00         ZZ
                          360                182,000.00         1
                          6.8750             1042.71            78
                          6.6250             1042.71
TACOMA        WA 98407    1                  08/03/06           00
5516070107                05                 10/01/06           0.0000
5516070107                O                  09/01/36
0

10607010      956/956     F                  127,950.00         ZZ
                          360                127,806.55         1
                          7.2500             872.84             80
                          7.0000             872.84
HENDERSONVILLETN 37075    1                  07/25/06           00
8516070028                05                 09/01/06           0.0000
8516070028                O                  08/01/36
0

10607016      956/956     F                  154,750.00         ZZ
                          360                154,616.76         1
                          6.7500             1003.71            80
                          6.5000             1003.71
MADISON       TN 37115    1                  07/26/06           00
8516070057                05                 09/01/06           0.0000
8516070057                O                  08/01/36
0

10607018      956/956     F                  236,200.00         ZZ
                          360                235,996.64         1
                          6.7500             1531.99            80
                          6.5000             1531.99
DAPHNE        AL 36526    1                  07/31/06           00
8516070059                03                 09/01/06           0.0000
8516070059                O                  08/01/36
0

10607020      956/956     F                  519,900.00         ZZ
                          360                519,900.00         1
                          6.7500             2924.44            80
                          6.5000             2924.44
TAMPA         FL 33611    1                  07/24/06           00
9516060623                05                 09/01/06           0.0000
9516060623                O                  08/01/36
0

10607022      956/956     F                  148,800.00         ZZ
                          360                148,775.00         1
                          6.7500             837.00             80
                          6.5000             837.00
VIRGINIA BEACHVA 23452    2                  07/24/06           00
9516060632                05                 09/01/06           0.0000
9516060632                O                  08/01/36
0

10607030      956/956     F                  384,000.00         ZZ
                          360                384,000.00         1
                          6.7500             2160.00            80
                          6.5000             2160.00
APPLE VALLEY  CA 92308    5                  07/25/06           00
9516070187                03                 09/01/06           0.0000
9516070187                O                  08/01/36
0

10607032      956/956     F                  499,000.00         ZZ
                          360                499,000.00         1
                          6.7500             2806.88            73
                          6.5000             2806.88
ORANGE        CA 92867    5                  07/26/06           00
9516070192                05                 09/01/06           0.0000
9516070192                N                  08/01/36
0

10607044      956/956     F                  500,000.00         ZZ
                          360                499,569.51         1
                          6.7500             3242.99            64
                          6.5000             3242.99
CHULA VISTA   CA 91913    1                  07/28/06           00
9516070334                03                 09/01/06           0.0000
9516070334                O                  08/01/36
0

10607046      956/956     F                  174,000.00         ZZ
                          360                174,000.00         1
                          6.7500             978.75             80
                          6.5000             978.75
MARIETTA      GA 30062    1                  07/28/06           00
9516070354                05                 09/01/06           0.0000
9516070354                N                  08/01/36
0

10607050      956/956     F                  281,000.00         ZZ
                          360                281,000.00         1
                          7.1250             1668.44            75
                          6.8750             1668.44
CITRUS HEIGHTSCA 95621    5                  07/28/06           00
9516070385                05                 09/01/06           0.0000
9516070385                O                  08/01/36
0

10607052      956/956     F                  300,000.00         ZZ
                          360                300,000.00         1
                          6.8750             1718.75            22
                          6.6250             1718.75
VENTURA       CA 93001    5                  07/27/06           00
9516070409                05                 09/01/06           0.0000
9516070409                O                  08/01/36
0

10607056      956/956     F                  440,000.00         ZZ
                          360                440,000.00         1
                          7.0000             2927.33            80
                          6.7500             2927.33
VAN NUYS      CA 91406    1                  08/01/06           00
9516070487                05                 10/01/06           0.0000
9516070487                O                  09/01/36
0

10607062      956/956     F                  212,000.00         ZZ
                          360                211,821.89         1
                          6.8750             1392.69            80
                          6.6250             1392.69
RENTON        WA 98056    1                  08/01/06           00
9516070620                05                 09/01/06           0.0000
9516070620                N                  08/01/36
0

10607064      956/956     F                  408,000.00         ZZ
                          360                408,000.00         1
                          6.7500             2295.00            80
                          6.5000             2295.00
WITTMANN      AZ 85361    1                  08/02/06           00
9516070629                05                 10/01/06           0.0000
9516070629                O                  09/01/36
0

10607072      956/956     F                  506,000.00         ZZ
                          360                506,000.00         1
                          6.8750             2898.96            80
                          6.6250             2898.96
FREMONT       CA 94536    1                  07/21/06           00
216070031                 05                 09/01/06           0.0000
216070031                 O                  08/01/36
0

10607078      956/956     F                  343,200.00         ZZ
                          360                343,200.00         1
                          6.8750             1966.25            65
                          6.6250             1966.25
QUINCY        CA 95971    5                  07/19/06           00
316070008                 03                 09/01/06           0.0000
316070008                 O                  08/01/36
0

10607082      956/956     F                  164,000.00         ZZ
                          360                164,000.00         1
                          6.8750             939.58             77
                          6.6250             939.58
SACRAMENTO    CA 95833    5                  07/31/06           00
316070052                 05                 09/01/06           0.0000
316070052                 O                  08/01/36
0

10607084      956/956     F                  608,000.00         ZZ
                          360                607,843.83         1
                          6.7500             3420.00            80
                          6.5000             3420.00
DAVIS         CA 95616    5                  07/28/06           00
316070087                 05                 09/01/06           0.0000
316070087                 O                  08/01/36
0

10607086      956/956     F                  222,500.00         ZZ
                          360                222,500.00         1
                          6.7500             1251.56            60
                          6.5000             1251.56
PHOENIX       AZ 85013    2                  07/21/06           00
416070073                 05                 09/01/06           0.0000
416070073                 O                  08/01/36
0

10607088      956/956     F                  219,000.00         ZZ
                          360                219,000.00         1
                          6.7500             1231.88            67
                          6.5000             1231.88
CHANDLER      AZ 85249    2                  08/02/06           00
416070099                 03                 10/01/06           0.0000
416070099                 N                  09/01/36
0

10607094      956/956     F                  640,000.00         ZZ
                          360                640,000.00         1
                          6.8750             3666.67            80
                          6.6250             3666.67
LAKE FOREST   CA 92630    2                  07/24/06           00
616070016                 03                 09/01/06           0.0000
616070016                 O                  08/01/36
0

10607096      956/956     F                  415,000.00         ZZ
                          360                415,000.00         1
                          6.7500             2691.68            80
                          6.5000             2691.68
CORONA        CA 92882    1                  08/03/06           00
616070059                 05                 10/01/06           0.0000
616070059                 O                  09/01/36
0

10607098      956/956     F                  360,800.00         ZZ
                          360                360,496.88         1
                          6.8750             2370.20            80
                          6.6250             2370.20
SACRAMENTO    CA 95828    5                  07/27/06           00
616070068                 05                 09/01/06           0.0000
616070068                 O                  08/01/36
0

10607120      956/956     F                  100,000.00         ZZ
                          360                99,913.90          1
                          6.7500             648.60             63
                          6.5000             648.60
HOMOSASSA     FL 34448    5                  07/26/06           00
1216070029                05                 09/01/06           0.0000
1216070029                O                  08/01/36
0

10607126      956/956     F                  221,500.00         ZZ
                          360                221,212.24         1
                          6.7500             1436.64            50
                          6.5000             1436.64
OLYMPIA       WA 98506    5                  07/26/06           00
1316070009                05                 09/01/06           0.0000
1316070009                O                  08/01/36
0

10607128      956/956     F                  134,400.00         ZZ
                          360                134,281.42         1
                          6.6250             860.58             80
                          6.3750             860.58
CASPER        WY 82604    1                  07/27/06           00
1316070041                05                 09/01/06           0.0000
1316070041                O                  08/01/36
0

10607136      956/956     F                  496,000.00         ZZ
                          360                495,583.30         1
                          6.8750             3258.37            80
                          6.6250             3258.37
EL CAJON      CA 92019    5                  07/27/06           00
1516070052                03                 09/01/06           0.0000
1516070052                O                  08/01/36
0

10607138      956/956     F                  520,000.00         ZZ
                          360                520,000.00         1
                          7.5000             3250.00            80
                          7.2500             3250.00
CARLSBAD      CA 92008    2                  07/27/06           00
1516070055                05                 09/01/06           0.0000
1516070055                O                  08/01/36
0

10607140      956/956     F                  455,600.00         ZZ
                          360                455,188.13         1
                          6.5000             2879.70            80
                          6.2500             2879.70
FRISCO        TX 75034    1                  07/27/06           00
1616070093                03                 09/01/06           0.0000
1616070093                O                  08/01/36
0

10607142      956/956     F                  244,000.00         ZZ
                          360                244,000.00         1
                          6.7500             1372.50            80
                          6.5000             1372.50
PORTLAND      OR 97086    5                  07/25/06           00
1716060069                05                 09/01/06           0.0000
1716060069                O                  08/01/36
0

10607146      956/956     F                  312,000.00         ZZ
                          360                311,997.50         1
                          6.8750             1787.50            80
                          6.6250             1787.50
PORTLAND      OR 97202    5                  07/31/06           00
1716070085                05                 09/01/06           0.0000
1716070085                O                  08/01/36
0

10607148      956/956     F                  492,000.00         ZZ
                          360                492,000.00         1
                          6.8750             2818.75            80
                          6.6250             2818.75
PORTLAND      OR 97232    5                  07/31/06           00
1716070087                05                 09/01/06           0.0000
1716070087                O                  08/01/36
0

10607150      956/956     F                  380,000.00         ZZ
                          360                379,680.75         1
                          6.8750             2496.33            80
                          6.6250             2496.33
CORONA        CA 92882    5                  07/24/06           00
1916040027                05                 09/01/06           0.0000
1916040027                O                  08/01/36
0

10607154      956/956     F                  453,000.00         ZZ
                          360                452,619.42         1
                          6.8750             2975.89            75
                          6.6250             2975.89
MONTEBELLO    CA 90640    5                  07/24/06           00
1916070013                05                 09/01/06           0.0000
1916070013                O                  08/01/36
0

10607160      956/956     F                  512,000.00         ZZ
                          360                512,000.00         1
                          6.8750             2933.33            80
                          6.6250             2933.33
CYPRESS       CA 90630    1                  07/31/06           00
1916070037                05                 09/01/06           0.0000
1916070037                O                  08/01/36
0

10607166      956/956     F                  210,300.00         ZZ
                          360                210,300.00         1
                          6.8750             1204.84            80
                          6.6250             1204.84
SARATOGA SPRINUT 84043    1                  08/01/06           00
2216070175                05                 10/01/06           0.0000
2216070175                O                  09/01/36
0

10607574      E82/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          7.1250             916.26             61
                          6.8750             916.26
HAINES CITY   FL 33844    2                  08/10/06           00
0401282447                05                 10/01/06           0.0000
0401282447                O                  09/01/36
0

10607598      E82/G02     F                  89,000.00          ZZ
                          360                89,000.00          1
                          7.7500             637.61             69
                          7.5000             637.61
LARGO         FL 33770    5                  08/11/06           00
0401296041                08                 10/01/06           0.0000
0401296041                N                  09/01/36
0

10607610      E82/G02     F                  95,000.00          ZZ
                          360                95,000.00          1
                          6.8750             624.08             87
                          6.6250             624.08
OLIVE BRANCH  MS 38654    2                  08/11/06           04
0401298930                05                 10/01/06           30.0000
0401298930                O                  09/01/36
0

10608108      E82/G02     F                  105,500.00         ZZ
                          360                105,500.00         1
                          7.7500             755.81             88
                          7.5000             755.81
HUMBLE        TX 77346    2                  08/12/06           04
0401278148                03                 10/01/06           25.0000
0401278148                O                  09/01/36
0

10608114      E82/G02     F                  335,000.00         ZZ
                          360                335,000.00         1
                          7.6250             2371.11            75
                          7.3750             2371.11
PALM CITY     FL 34990    5                  08/16/06           00
0401310867                03                 10/01/06           0.0000
0401310867                N                  09/01/36
0

10608142      696/G02     F                  337,500.00         ZZ
                          360                337,500.00         1
                          6.8750             1933.59            74
                          6.6250             1933.59
ARLINGTON     VA 22209    5                  08/11/06           00
359316405                 07                 10/01/06           0.0000
25506063                  N                  09/01/36
0

10608623      P01/G02     F                  97,520.00          ZZ
                          360                97,255.63          3
                          8.0000             715.57             80
                          7.7500             715.57
ALBANY        NY 12210    1                  04/21/06           00
0441369436                05                 06/01/06           0.0000
06001125                  N                  05/01/36
0

10608640      E82/G02     F                  428,500.00         ZZ
                          360                428,500.00         1
                          7.3750             2633.49            72
                          7.1250             2633.49
WASHINGTON    DC 20001    2                  08/14/06           00
0401292099                09                 10/01/06           0.0000
0401292099                N                  09/01/36
0

10608650      E82/G02     F                  86,450.00          ZZ
                          360                86,450.00          1
                          7.7500             619.34             78
                          7.5000             619.34
ATLANTA       GA 30315    2                  08/15/06           00
0401298153                05                 10/01/06           0.0000
0401298153                N                  09/01/36
0

10608652      E82/G02     F                  90,500.00          ZZ
                          360                90,500.00          1
                          7.0000             602.10             83
                          6.7500             602.10
MISHAWAKA     IN 46544    2                  08/14/06           04
0401298492                05                 10/01/06           12.0000
0401298492                O                  09/01/36
0

10608658      E82/G02     F                  97,000.00          ZZ
                          360                97,000.00          1
                          7.8750             703.32             78
                          7.6250             703.32
MC DONOUGH    GA 30252    2                  08/16/06           00
0401299789                05                 10/01/06           0.0000
0401299789                N                  09/01/36
0

10608755      Z95/G02     F                  152,000.00         ZZ
                          360                151,587.95         3
                          8.0000             1115.32            80
                          7.7500             1115.32
CHICAGO       IL 60628    1                  04/26/06           00
0441360468                05                 06/01/06           0.0000
25633                     N                  05/01/36
0

10609629      313/G02     F                  249,600.00         ZZ
                          360                249,600.00         4
                          8.2500             1716.01            80
                          8.0000             1716.00
FITCHBURG     MA 01420    1                  04/13/06           00
0441364049                05                 06/01/06           0.0000
11125978                  N                  05/01/36
0

10610429      E22/G02     F                  265,000.00         ZZ
                          360                264,079.65         1
                          6.7500             1718.78            55
                          6.5000             1718.78
NORTH BERGEN  NJ 07047    5                  04/24/06           00
0428215719                05                 06/01/06           0.0000
0428215719                O                  05/01/36
0

10610573      E22/G02     F                  154,400.00         ZZ
                          360                153,991.86         4
                          8.1250             1146.42            80
                          7.8750             1146.42
HOUSTON       TX 77023    1                  04/27/06           00
0428289045                05                 06/01/06           0.0000
0428289045                N                  05/01/36
0

10610693      E22/G02     F                  51,300.00          ZZ
                          360                51,089.75          1
                          7.8750             371.96             90
                          7.6250             371.96
MEMPHIS       TN 38112    5                  04/28/06           04
0428336119                05                 06/01/06           25.0000
0428336119                N                  05/01/36
0

10613011      E22/G02     F                  71,200.00          ZZ
                          360                71,011.79          3
                          8.1250             528.66             80
                          7.8750             528.66
JACKSON       MI 49203    1                  05/01/06           00
0428173884                05                 06/01/06           0.0000
0428173884                N                  05/01/36
0

10613485      E22/G02     F                  185,120.00         ZZ
                          360                184,592.30         4
                          7.7500             1326.22            80
                          7.5000             1326.22
OGDEN         UT 84403    1                  04/28/06           00
0428400972                05                 06/01/06           0.0000
0428400972                N                  05/01/36
0

10615809      E22/G02     F                  396,000.00         ZZ
                          360                396,000.00         4
                          8.1250             2681.25            80
                          7.8750             2681.25
ANCHORAGE     AK 99517    1                  04/26/06           00
0427956735                05                 06/01/06           0.0000
0427956735                N                  05/01/36
0

10615813      E22/G02     F                  58,500.00          ZZ
                          360                58,423.40          4
                          8.2500             417.77             90
                          8.0000             417.77
ST. LOUIS     MO 63115    1                  05/01/06           01
0427971494                05                 06/01/06           25.0000
0427971494                N                  05/01/36
0

10618884      696/M32     F                  186,300.00         ZZ
                          360                186,300.00         1
                          7.0000             1086.75            80
                          6.7500             1086.75
MYRTLE BEACH  SC 29588    1                  07/31/06           00
359318623                 03                 09/01/06           0.0000
26306105                  O                  08/01/36
0

10618950      E82/G02     F                  121,600.00         ZZ
                          360                121,600.00         1
                          7.5000             850.24             80
                          7.2500             850.24
ST LOUIS      MO 63114    2                  08/16/06           00
0401286919                05                 10/01/06           0.0000
0401286919                O                  09/01/36
0

10618966      E82/G02     F                  213,700.00         ZZ
                          360                213,700.00         1
                          7.2500             1457.81            40
                          7.0000             1457.81
FORT LAUDERDALFL 33322    2                  08/15/06           00
0401297700                03                 10/01/06           0.0000
0401297700                O                  09/01/36
0

10618980      E82/G02     F                  260,000.00         ZZ
                          360                260,000.00         1
                          7.3750             1795.76            79
                          7.1250             1795.76
VAIL          AZ 85641    5                  08/15/06           00
0401304001                05                 10/01/06           0.0000
0401304001                O                  09/01/36
0

10619134      956/956     F                  496,000.00         ZZ
                          360                496,000.00         1
                          7.0000             2893.33            80
                          6.7500             2893.33
OXNARD        CA 93030    1                  08/14/06           00
116070052                 01                 10/01/06           0.0000
116070052                 O                  09/01/36
0

10619152      956/956     F                  420,000.00         ZZ
                          360                420,000.00         1
                          6.8750             2759.10            70
                          6.6250             2759.10
(MARINA DEL RECA 90292    5                  08/11/06           00
516080011                 01                 10/01/06           0.0000
516080011                 N                  09/01/36
0

10619154      956/956     F                  420,000.00         ZZ
                          360                420,000.00         1
                          6.8750             2759.10            70
                          6.6250             2759.10
(MARINA DEL RECA 90292    5                  08/11/06           00
516080012                 01                 10/01/06           0.0000
516080012                 N                  09/01/36
0

10619158      956/956     F                  417,000.00         ZZ
                          360                417,000.00         1
                          7.2500             2844.68            66
                          7.0000             2844.68
CYPRESS       CA 90630    5                  08/08/06           00
616070086                 05                 10/01/06           0.0000
616070086                 O                  09/01/36
0

10619160      956/956     F                  486,800.00         ZZ
                          360                486,800.00         1
                          7.1250             3279.66            80
                          6.8750             3279.66
RIVERSIDE     CA 92508    2                  08/03/06           00
616070092                 05                 10/01/06           0.0000
616070092                 O                  09/01/36
0

10619170      956/956     F                  630,000.00         ZZ
                          360                630,000.00         1
                          7.5000             4405.05            75
                          7.2500             4405.05
SAN FRANCISCO CA 94116    5                  08/09/06           00
716070089                 05                 10/01/06           0.0000
716070089                 N                  09/01/36
0

10619210      956/956     F                  93,600.00          ZZ
                          360                93,600.00          1
                          6.7500             607.09             80
                          6.5000             607.09
SPRINGVILLE   UT 84663    1                  08/03/06           00
2216070156                01                 10/01/06           0.0000
2216070156                O                  09/01/36
0

10619244      956/956     F                  76,000.00          ZZ
                          360                76,000.00          1
                          6.7500             492.93             80
                          6.5000             492.93
SPRING        TX 77373    1                  08/14/06           00
3216080039                09                 10/01/06           0.0000
3216080039                O                  09/01/36
0

10619302      956/956     F                  79,200.00          ZZ
                          360                79,200.00          1
                          7.7500             567.40             80
                          7.5000             567.40
PIERPONT      SD 57468    1                  08/11/06           00
9516060602                05                 10/01/06           0.0000
9516060602                O                  09/01/36
0

10619366      X78/G02     F                  117,731.00         ZZ
                          360                117,731.00         1
                          7.1250             793.18             65
                          6.8750             793.18
LAWRENCEVILLE GA 30045    1                  08/18/06           00
0441843828                03                 10/01/06           0.0000
99-1852                   N                  09/01/36
0

10620990      E82/G02     F                  94,000.00          ZZ
                          360                94,000.00          1
                          7.2500             641.25             88
                          7.0000             641.25
JACKSONVILLE  NC 28540    5                  08/17/06           04
0401277249                05                 10/01/06           25.0000
0401277249                O                  09/01/36
0

10620994      E82/G02     F                  82,800.00          ZZ
                          360                82,800.00          1
                          7.6250             586.05             95
                          7.3750             586.05
SOUTHFIELD    MI 48075    2                  08/16/06           04
0401284666                01                 10/01/06           30.0000
0401284666                O                  09/01/36
0

10620996      E82/G02     F                  75,100.00          ZZ
                          360                75,100.00          1
                          7.5000             525.11             72
                          7.2500             525.11
OKLAHOMA CITY OK 73127    5                  08/17/06           00
0401288246                05                 10/01/06           0.0000
0401288246                O                  09/01/36
0

10622325      313/G02     F                  96,000.00          ZZ
                          360                95,712.32          4
                          7.5000             671.25             80
                          7.2500             671.25
BLYTHEVILLE   AR 72315    1                  04/17/06           00
0441373172                05                 06/01/06           0.0000
11105681                  N                  05/01/36
0

10622402      E82/G02     F                  126,000.00         ZZ
                          360                126,000.00         1
                          7.7500             902.68             91
                          7.5000             902.68
HUMBLE        TX 77346    2                  08/16/06           04
0401287602                03                 10/01/06           30.0000
0401287602                O                  09/01/36
0

10622636      696/M32     F                  51,000.00          ZZ
                          360                51,000.00          1
                          6.7500             330.79             08
                          6.5000             330.79
MCLEAN        VA 22101    5                  08/11/06           00
359319244                 05                 10/01/06           0.0000
50106091                  N                  09/01/36
0

10622876      696/M32     F                  491,450.00         ZZ
                          360                491,450.00         1
                          6.8750             2815.60            80
                          6.6250             2815.60
FREDERICKSBURGVA 22554    1                  07/12/06           00
359320437                 03                 09/01/06           0.0000
80206018                  O                  08/01/36
0

10622943      E22/G02     F                  332,000.00         ZZ
                          360                332,000.00         4
                          7.3750             2040.42            80
                          7.1250             2040.42
NEWARK        NJ 07106    1                  05/04/06           00
0428097166                05                 06/01/06           0.0000
0428097166                N                  05/01/36
0

10623240      E82/G02     F                  105,600.00         ZZ
                          360                105,600.00         1
                          7.3750             729.35             80
                          7.1250             729.35
TAYLORSVILLE  KY 40071    2                  08/21/06           00
0401289905                05                 10/01/06           0.0000
0401289905                O                  09/01/36
0

10623282      E82/G02     F                  75,800.00          ZZ
                          360                75,800.00          1
                          8.0000             556.19             82
                          7.7500             556.19
OGDEN         UT 84401    2                  08/21/06           04
0401302542                05                 10/01/06           20.0000
0401302542                N                  09/01/36
0

10623322      X78/G02     F                  292,800.00         ZZ
                          360                292,800.00         1
                          7.1250             1738.50            80
                          6.8750             1738.50
HUNTERSVILLE  NC 28078    1                  08/25/06           00
0441849353                05                 10/01/06           0.0000
99-1858                   O                  09/01/36
0

10623416      696/M32     F                  715,000.00         ZZ
                          360                715,000.00         1
                          6.8750             4096.35            65
                          6.6250             4096.35
ALEXANDRIA    VA 22302    5                  08/07/06           00
359320621                 05                 10/01/06           0.0000
27006252                  O                  09/01/36
0

10624014      E82/G02     F                  85,000.00          ZZ
                          360                85,000.00          1
                          7.7500             608.95             87
                          7.5000             608.95
COLUMBUS      MS 39705    5                  08/23/06           04
0401308150                05                 10/01/06           25.0000
0401308150                O                  09/01/36
0

10624042      696/M32     F                  488,000.00         T
                          360                488,000.00         1
                          7.7500             3151.67            80
                          7.5000             3151.67
FAIRFAX       VA 22032    1                  08/04/06           00
359321012                 05                 10/01/06           0.0000
27606023                  O                  09/01/36
0

10624556      E82/G02     F                  94,300.00          ZZ
                          360                94,300.00          1
                          7.7500             675.58             78
                          7.5000             675.58
OMAHA         NE 68138    2                  08/24/06           00
0401291364                05                 10/01/06           0.0000
0401291364                O                  09/01/36
0

10624561      313/G02     F                  96,000.00          ZZ
                          360                95,712.32          4
                          7.5000             671.25             80
                          7.2500             671.25
BLYTHEVILLE   AR 72315    1                  04/17/06           00
0441374907                05                 06/01/06           0.0000
90809162                  N                  05/01/36
0

10624576      E82/G02     F                  62,100.00          ZZ
                          360                62,100.00          1
                          8.0000             455.67             74
                          7.7500             455.67
COLUMBIA      TN 38401    2                  08/24/06           00
0401298344                05                 10/01/06           0.0000
0401298344                O                  09/01/36
0

10625166      696/M32     F                  408,000.00         ZZ
                          360                408,000.00         1
                          6.7500             2295.00            80
                          6.5000             2295.00
STERLING      VA 20164    5                  08/08/06           00
359327169                 03                 10/01/06           0.0000
26406272                  O                  09/01/36
0

10625196      R68/G02     F                  87,000.00          ZZ
                          360                87,000.00          1
                          7.5000             608.32             75
                          7.2500             608.32
PLANTATION    FL 33313    1                  08/31/06           00
0441922929                01                 10/01/06           0.0000
20063723                  N                  09/01/36
0

10625243      E22/G02     F                  172,608.00         ZZ
                          360                172,258.22         3
                          8.0000             1266.54            80
                          7.7500             1266.54
MONROE        GA 30655    1                  05/08/06           00
0428256929                05                 07/01/06           0.0000
0428256929                N                  06/01/36
0

10625443      E22/G02     F                  70,400.00          ZZ
                          360                70,260.90          3
                          8.1250             522.72             80
                          7.8750             522.72
PITTSBURGH    PA 15212    1                  05/08/06           00
0428198931                05                 07/01/06           0.0000
0428198931                N                  06/01/36
0

10625561      E22/G02     F                  260,000.00         ZZ
                          360                259,445.93         4
                          7.7500             1862.67            80
                          7.5000             1862.67
RIVIERA BEACH FL 33404    2                  05/08/06           00
0427481890                05                 07/01/06           0.0000
0427481890                N                  06/01/36
0

10626355      E22/G02     F                  160,000.00         ZZ
                          360                159,543.89         1
                          7.7500             1146.26            80
                          7.5000             1146.26
JERSEY CITY   NJ 07307    1                  05/05/06           00
0428120570                01                 06/01/06           0.0000
0428120570                N                  05/01/36
0

10626582      E82/G02     F                  78,500.00          ZZ
                          360                78,500.00          1
                          8.0000             576.01             88
                          7.7500             576.01
MOULTON       AL 35650    2                  08/25/06           04
0401285770                05                 10/01/06           25.0000
0401285770                O                  09/01/36
0

10626614      E82/G02     F                  118,000.00         ZZ
                          360                118,000.00         1
                          7.8750             855.58             72
                          7.6250             855.58
WESTON        FL 33326    2                  08/25/06           00
0401296447                03                 10/01/06           0.0000
0401296447                N                  09/01/36
0

10626708      696/M32     F                  257,600.00         ZZ
                          360                257,600.00         1
                          6.8750             1475.83            70
                          6.6250             1475.83
ALEXANDRIA    VA 22307    1                  08/24/06           00
359320963                 05                 10/01/06           0.0000
24606189                  N                  09/01/36
0

10628034      696/M32     F                  279,150.00         ZZ
                          360                279,150.00         1
                          7.3750             1715.61            80
                          7.1250             1715.61
LAND O LAKES  FL 34638    1                  08/25/06           00
359321014                 03                 10/01/06           0.0000
80106140                  O                  09/01/36
0

10628056      696/M32     F                  708,500.00         ZZ
                          360                708,500.00         2
                          7.0000             4132.92            65
                          6.7500             4132.92
WASHINGTON    DC 20005    5                  08/24/06           00
359321020                 07                 10/01/06           0.0000
31206202                  N                  09/01/36
0

10629362      E82/G02     F                  82,500.00          ZZ
                          360                82,500.00          1
                          8.0000             605.36             61
                          7.7500             605.36
NORFOLK       VA 23513    2                  08/28/06           00
0401299169                05                 10/01/06           0.0000
0401299169                N                  09/01/36
0

10629394      E82/G02     F                  89,600.00          ZZ
                          360                89,600.00          1
                          7.8750             649.66             94
                          7.6250             649.66
MOUNTAIN GROVEMO 65711    2                  08/26/06           04
0401308788                05                 10/01/06           35.0000
0401308788                O                  09/01/36
0

10629404      E82/G02     F                  133,000.00         ZZ
                          360                133,000.00         1
                          7.6250             941.37             95
                          7.3750             941.37
MATTHEWS      NC 28105    2                  08/26/06           04
0401286620                03                 10/01/06           30.0000
0401286620                O                  09/01/36
0

10630140      696/M32     F                  740,000.00         ZZ
                          360                740,000.00         1
                          6.7500             4162.50            80
                          6.5000             4162.50
FREDERICKSBURGVA 22406    2                  08/25/06           00
359323574                 03                 10/01/06           0.0000
25206164                  O                  09/01/36
0

10630158      696/M32     F                  224,925.00         ZZ
                          360                224,925.00         1
                          6.0000             1124.63            75
                          5.7500             1124.63
PURCELLVILLE  VA 20132    1                  08/23/06           00
359323408                 09                 10/01/06           0.0000
10106036                  N                  09/01/36
0

10630166      696/M32     F                  528,000.00         ZZ
                          360                528,000.00         1
                          6.2500             2750.00            80
                          6.0000             2750.00
ARLINGTON     VA 22207    1                  08/23/06           00
359323578                 05                 10/01/06           0.0000
80206124                  O                  09/01/36
0

10630989      E22/G02     F                  272,000.00         ZZ
                          360                271,448.82         4
                          8.0000             1995.84            80
                          7.7500             1995.84
MANCHESTER    NH 03104    1                  05/09/06           00
0428596381                05                 07/01/06           0.0000
0428596381                N                  06/01/36
0

10633137      E22/G02     F                  140,000.00         ZZ
                          360                139,723.39         4
                          8.1250             1039.50            80
                          7.8750             1039.50
KILLEEN       TX 76542    1                  05/05/06           00
0427220405                05                 07/01/06           0.0000
0427220405                N                  06/01/36
0

10633221      E22/G02     F                  107,280.00         ZZ
                          360                107,019.94         4
                          7.7500             768.57             80
                          7.5000             768.57
COUNCIL BLUFFSIA 51501    1                  05/10/06           00
0428655856                05                 07/01/06           0.0000
0428655856                N                  06/01/36
0

10633283      E22/G02     F                  55,200.00          ZZ
                          360                55,085.28          4
                          7.8750             400.24             80
                          7.6250             400.24
AUBURN        NY 13021    1                  05/10/06           00
0427889688                05                 07/01/06           0.0000
0427889688                N                  06/01/36
0

10635053      E22/G02     F                  60,000.00          ZZ
                          360                59,990.71          2
                          8.2500             412.50             80
                          8.0000             412.47
BELOIT        WI 53511    1                  05/11/06           00
0427642624                05                 07/01/06           0.0000
0427642624                N                  06/01/36
0

10635059      E22/G02     F                  66,320.00          ZZ
                          360                66,183.03          2
                          8.0000             486.63             80
                          7.7500             486.63
BUFFALO       NY 14216    1                  05/11/06           00
0427749130                05                 07/01/06           0.0000
0427749130                N                  06/01/36
0

10637375      E22/G02     F                  100,800.00         ZZ
                          360                100,562.68         3
                          7.2500             687.63             80
                          7.0000             687.63
BUFFALO       NY 14222    1                  05/12/06           00
0427962501                05                 07/01/06           0.0000
0427962501                N                  06/01/36
0

10647346      E82/G02     F                  90,400.00          ZZ
                          360                90,400.00          1
                          7.7500             647.64             86
                          7.5000             647.64
ALTOONA       PA 16602    2                  08/26/06           04
0401298757                05                 10/01/06           25.0000
0401298757                O                  09/01/36
0

10649541      E22/G02     F                  319,300.00         ZZ
                          360                319,300.00         3
                          7.7500             2062.15            80
                          7.5000             2062.15
BRIDGEPORT    CT 06606    1                  05/19/06           00
0428132690                05                 07/01/06           0.0000
0428132690                O                  06/01/36
0

10649615      E22/G02     F                  123,250.00         ZZ
                          360                122,993.86         1
                          7.8750             893.65             85
                          7.6250             893.65
ANDERSON      SC 29627    5                  05/15/06           04
0428403844                05                 07/01/06           12.0000
0428403844                O                  06/01/36
0

10650582      696/M32     F                  65,600.00          ZZ
                          360                65,600.00          1
                          7.0000             436.44             78
                          6.7500             436.44
FROSTBURG     MD 21532    1                  08/25/06           00
359327880                 05                 10/01/06           0.0000
31206197                  N                  09/01/36
0

10651547      253/253     F                  85,000.00          ZZ
                          360                85,000.00          1
                          7.2500             513.54             61
                          7.0000             513.54
ATLANTA       GA 30310    5                  05/11/06           00
660807                    05                 07/01/06           0.0000
660807                    N                  06/01/36
0

10651608      696/M32     F                  130,000.00         ZZ
                          360                130,000.00         1
                          6.8750             744.79             36
                          6.6250             744.79
ALEXANDRIA    VA 22305    5                  08/24/06           00
359327174                 07                 10/01/06           0.0000
24606190                  N                  09/01/36
0

10654990      696/M32     F                  372,000.00         ZZ
                          360                372,000.00         1
                          6.8750             2131.25            80
                          6.6250             2131.25
SILVER SPRING MD 20906    1                  08/18/06           00
359327177                 05                 10/01/06           0.0000
26406286                  O                  09/01/36
0

10654996      696/M32     F                  347,750.00         ZZ
                          360                347,750.00         1
                          7.0000             2028.54            65
                          6.7500             2028.54
WOODBRIDGE    VA 22193    2                  08/23/06           00
359327882                 05                 10/01/06           0.0000
80406112                  N                  09/01/36
0

10656035      313/G02     F                  228,000.00         ZZ
                          360                227,316.79         4
                          7.5000             1594.21            80
                          7.2500             1594.21
RALEIGH       NC 27606    1                  04/25/06           00
0441437522                05                 06/01/06           0.0000
11140001                  N                  05/01/36
0

10658305      E22/G02     F                  92,000.00          TX
                          360                91,798.96          1
                          7.6250             651.17             80
                          7.3750             651.17
HOUSTON       TX 77036    5                  05/19/06           00
0428888465                01                 07/01/06           0.0000
0428888465                O                  06/01/36
0

10660019      313/G02     F                  188,800.00         ZZ
                          360                188,800.00         4
                          7.3750             1160.34            80
                          7.1250             1160.34
SPRINGFIELD   OR 97477    1                  05/10/06           00
0441441318                05                 07/01/06           0.0000
11156064                  N                  06/01/36
0

10660503      E22/G02     F                  111,600.00         ZZ
                          360                111,368.07         1
                          7.8750             809.18             80
                          7.6250             809.18
FREEHOLD      NJ 07728    1                  05/25/06           00
0428695787                01                 07/01/06           0.0000
0428695787                N                  06/01/36
0

10664317      E22/G02     F                  128,000.00         ZZ
                          360                127,733.99         1
                          7.8750             928.09             80
                          7.6250             928.09
BRADENTON     FL 34205    5                  05/22/06           00
0428869457                01                 07/01/06           0.0000
0428869457                O                  06/01/36
0

10667929      E22/G02     F                  105,300.00         ZZ
                          360                105,097.19         1
                          8.2500             791.08             90
                          8.0000             791.08
BIRMINGHAM    AL 35215    5                  05/30/06           10
0428869416                05                 07/01/06           25.0000
0428869416                N                  06/01/36
0

10670601      E22/G02     F                  116,000.00         ZZ
                          360                115,764.92         1
                          8.0000             851.17             80
                          7.7500             851.17
WAIANAE       HI 96792    1                  05/24/06           00
0428699045                01                 07/01/06           0.0000
0428699045                N                  06/01/36
0

10670715      E22/G02     F                  125,500.00         ZZ
                          360                125,140.89         1
                          6.2500             772.73             70
                          6.0000             772.73
TUCSON        AZ 85730    5                  05/25/06           00
0428762785                05                 07/01/06           0.0000
0428762785                O                  06/01/36
0

10671010      696/M32     F                  235,500.00         ZZ
                          360                235,500.00         1
                          7.0000             1373.75            75
                          6.7500             1373.75
FREDERICKSBURGVA 22407    1                  08/28/06           00
359328153                 03                 10/01/06           0.0000
27306116                  O                  09/01/36
0

10671014      696/M32     F                  486,000.00         ZZ
                          360                486,000.00         1
                          6.6250             2683.13            78
                          6.3750             2683.13
WOODBRIDGE    VA 22191    2                  08/31/06           00
359327886                 09                 10/01/06           0.0000
81206047                  N                  09/01/36
0

10671022      696/M32     F                  79,600.00          ZZ
                          360                79,600.00          1
                          7.0000             529.58             80
                          6.7500             529.58
ROCKVILLE     MD 20850    1                  08/22/06           00
359328154                 01                 10/01/06           0.0000
26306117                  O                  09/01/36
0

10671827      E22/G02     F                  417,000.00         ZZ
                          360                415,916.86         2
                          6.7500             2704.65            73
                          6.5000             2704.65
MEDFORD       MA 02155    5                  05/23/06           00
0428556294                05                 07/01/06           0.0000
0428556294                O                  06/01/36
0

10676463      E22/G02     F                  96,750.00          ZZ
                          360                96,543.81          4
                          7.7500             693.13             75
                          7.5000             693.13
PITTSBURGH    PA 15212    5                  06/01/06           00
0428586143                05                 07/01/06           0.0000
0428586143                N                  06/01/36
0

10676693      E22/G02     F                  320,000.00         ZZ
                          360                320,000.00         2
                          7.5000             2000.00            80
                          7.2500             2000.00
WOODBRIDGE    NJ 08832    1                  06/01/06           00
0428697783                05                 07/01/06           0.0000
0428697783                N                  06/01/36
0

10678979      U05/G02     F                  136,000.00         ZZ
                          360                136,000.00         2
                          7.5000             850.00             80
                          7.2500             850.00
SUMMIT ARGO   IL 60501    1                  05/26/06           00
0441453883                05                 07/01/06           0.0000
3000943516                N                  06/01/36
0

10689405      E22/G02     F                  400,000.00         ZZ
                          360                400,000.00         3
                          7.7500             2583.33            80
                          7.5000             2583.33
PATERSON      NJ 07508    1                  06/02/06           00
0428677769                05                 07/01/06           0.0000
0428677769                N                  06/01/36
0

10689441      E22/G02     F                  98,000.00          ZZ
                          360                97,791.17          2
                          7.7500             702.08             76
                          7.5000             702.08
HARRISBURG    PA 17102    5                  06/02/06           00
0428751853                05                 07/01/06           0.0000
0428751853                N                  06/01/36
0

10692453      E22/G02     F                  74,700.00          ZZ
                          360                74,604.39          2
                          8.2500             561.20             90
                          8.0000             561.20
SAINT LOUIS   MO 63111    1                  06/02/06           10
0429038540                05                 08/01/06           25.0000
0429038540                N                  07/01/36
0

10692601      E22/G02     F                  138,400.00         ZZ
                          360                138,400.00         2
                          8.2500             951.50             80
                          8.0000             951.50
HOUSTON       TX 77088    1                  06/02/06           00
0428488423                05                 08/01/06           0.0000
0428488423                N                  07/01/36
0

10696163      L21/G02     F                  122,250.00         ZZ
                          360                122,250.00         1
                          6.7500             687.66             75
                          6.5000             687.66
FORSYTH       GA 31029    1                  05/16/06           00
0441488376                05                 07/01/06           0.0000
52506690                  O                  06/01/36
0

10696389      225/225     F                  271,000.00         ZZ
                          360                270,146.67         3
                          7.2500             1848.70            80
                          7.0000             1848.70
PHILADELPHIA  PA 19130    5                  04/28/06           00
005990160                 05                 06/01/06           0.0000
005990160                 N                  05/01/36
0

10696473      225/225     F                  48,000.00          ZZ
                          360                48,000.00          1
                          7.6250             305.00             80
                          7.3750             305.00
PHILADELPHIA  PA 19134    5                  04/28/06           00
005992410                 07                 06/01/06           0.0000
005992410                 N                  05/01/36
0

10696639      225/225     F                  125,000.00         ZZ
                          360                124,682.92         1
                          6.8750             821.16             40
                          6.6250             821.16
THE VILLAGES  FL 32159    5                  05/05/06           00
005997895                 05                 07/01/06           0.0000
005997895                 O                  06/01/36
0

10697707      E22/G02     F                  52,425.00          ZZ
                          360                52,340.89          1
                          7.1250             353.20             75
                          6.8750             353.20
AUSTIN        TX 78703    1                  06/06/06           00
0429072028                01                 08/01/06           0.0000
0429072028                O                  07/01/36
0

10701309      313/G02     F                  80,000.00          ZZ
                          360                79,816.23          3
                          7.3750             552.55             80
                          7.1250             552.55
DUBUQUE       IA 52001    1                  05/16/06           00
0441557931                05                 07/01/06           0.0000
11140472                  N                  06/01/36
0

10702873      E22/G02     F                  250,000.00         ZZ
                          360                249,598.97         2
                          7.1250             1684.30            56
                          6.8750             1684.30
NORTH ANDOVER MA 01845    5                  06/02/06           00
0428005268                05                 08/01/06           0.0000
0428005268                O                  07/01/36
0

10704487      Y53/G02     F                  44,000.00          ZZ
                          360                43,906.24          1
                          7.7500             315.22             68
                          7.5000             315.22
AKRON         OH 44301    5                  05/18/06           00
0441478724                05                 07/01/06           0.0000
2006082050                N                  06/01/36
0

10705255      560/560     F                  710,000.00         ZZ
                          360                707,919.18         1
                          6.1250             4314.04            79
                          5.8750             4314.04
WOODINVILLE   WA 98077    1                  05/12/06           00
594392003                 05                 07/01/06           0.0000
594392003                 O                  06/01/36
0

10706941      E22/G02     F                  216,000.00         ZZ
                          360                215,627.01         1
                          6.7500             1400.97            80
                          6.5000             1400.97
NEW CANEY     TX 77357    1                  06/07/06           00
0429193055                03                 08/01/06           0.0000
0429193055                O                  07/01/36
0

10707737      P27/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.3750             737.50             80
                          7.1250             737.50
NEWPORT NEWS  VA 23608    5                  05/25/06           00
0441506342                03                 07/01/06           0.0000
5541904394                O                  06/01/36
0

10708543      168/168     F                  223,950.00         ZZ
                          360                223,950.00         1
                          7.2500             1353.03            80
                          7.0000             1353.03
WEST PALM BEACFL 33401    1                  05/26/06           00
0789984466                01                 07/01/06           0.0000
0789984466                O                  06/01/36
0

10708905      313/G02     F                  177,520.00         ZZ
                          360                177,520.00         4
                          7.6250             1127.99            80
                          7.3750             1127.99
SPOKANE       WA 99208    1                  05/23/06           00
0441488780                05                 07/01/06           0.0000
11158623                  N                  06/01/36
0

10708979      313/G02     F                  177,520.00         ZZ
                          360                177,520.00         4
                          7.6250             1128.00            80
                          7.3750             1128.00
SPOKANE       WA 99208    1                  05/23/06           00
0441500790                05                 07/01/06           0.0000
11158912                  N                  06/01/36
0

10709021      H29/G02     F                  135,000.00         ZZ
                          360                134,674.21         1
                          7.1250             909.52             46
                          6.8750             909.52
WEYMOUTH      MA 02190    1                  05/24/06           00
0441492980                05                 07/01/06           0.0000
7700261866                O                  06/01/36
0

10709325      313/G02     F                  142,000.00         ZZ
                          360                142,000.00         4
                          7.3750             872.71             80
                          7.1250             872.71
SALISBURY     MD 21801    1                  05/25/06           00
0441488871                05                 07/01/06           0.0000
11166055                  N                  06/01/36
0

10710067      E22/G02     F                  140,000.00         ZZ
                          360                139,752.27         1
                          6.6250             896.44             70
                          6.3750             896.44
SUNRISE       FL 33351    1                  06/09/06           00
0427718424                01                 08/01/06           0.0000
0427718424                O                  07/01/36
0

10710213      E22/G01     F                  89,600.00          TX
                          360                89,466.58          1
                          7.5000             626.50             80
                          7.2500             626.50
TYLER         TX 75701    5                  06/05/06           00
0428749188                05                 08/01/06           0.0000
0428749188                O                  07/01/36
0

10710365      E22/G02     F                  72,000.00          ZZ
                          360                71,900.57          2
                          7.8750             522.05             80
                          7.6250             522.05
GARLAND       TX 75042    1                  06/09/06           00
0428906432                05                 08/01/06           0.0000
0428906432                N                  07/01/36
0

10710451      E22/G02     F                  50,150.00          ZZ
                          360                50,071.52          1
                          7.2500             342.11             85
                          7.0000             342.11
PHILADELPHIA  PA 19123    5                  06/05/06           04
0428993083                07                 08/01/06           20.0000
0428993083                N                  07/01/36
0

10715035      E22/G02     F                  72,500.00          ZZ
                          360                72,337.34          1
                          7.3750             500.74             89
                          7.1250             500.74
OKLAHOMA CITY OK 73112    5                  06/12/06           01
0428965537                05                 08/01/06           25.0000
0428965537                N                  07/01/36
0

10715461      E82/G02     F                  151,300.00         ZZ
                          360                151,045.05         2
                          6.8750             993.93             73
                          6.6250             993.93
COLUMBUS      OH 43202    2                  06/07/06           00
0401251749                05                 08/01/06           0.0000
0401251749                O                  07/01/36
0

10718849      E22/G02     F                  73,625.00          ZZ
                          360                73,530.78          1
                          8.2500             553.12             95
                          8.0000             553.12
DUNCAN        OK 73018    1                  06/02/06           10
0428566491                05                 08/01/06           30.0000
0428566491                O                  07/01/36
0

10719241      E22/G02     F                  143,500.00         ZZ
                          360                143,252.20         1
                          6.7500             930.74             100
                          6.5000             930.74
LOWELL        AR 72745    1                  06/13/06           10
0429167372                05                 08/01/06           35.0000
0429167372                O                  07/01/36
0

10721909      E22/G02     F                  81,000.00          ZZ
                          360                80,873.25          1
                          7.2500             552.56             75
                          7.0000             552.56
HOUSTON       TX 77092    1                  06/12/06           00
0429184526                05                 08/01/06           0.0000
0429184526                N                  07/01/36
0

10724103      369/G02     F                  91,500.00          ZZ
                          360                91,305.00          1
                          7.7500             655.52             75
                          7.5000             655.52
INDIANAPOLIS  IN 46208    5                  05/23/06           00
0441601366                05                 07/01/06           0.0000
80783152                  N                  06/01/36
0

10726087      E22/G02     F                  144,000.00         ZZ
                          360                143,801.15         4
                          7.8750             1044.10            80
                          7.6250             1044.10
NEW ORLEANS   LA 70117    1                  06/15/06           00
0428844161                05                 08/01/06           0.0000
0428844161                N                  07/01/36
0

10728281      G52/G02     F                  205,700.00         ZZ
                          360                205,178.59         1
                          6.8750             1351.30            85
                          6.6250             1351.30
CAPE CORAL    FL 33990    5                  06/02/06           10
0441572864                05                 07/01/06           12.0000
3305856154                O                  06/01/36
0

10728393      G52/G02     F                  72,900.00          ZZ
                          360                72,777.17          1
                          6.8750             478.90             90
                          6.6250             478.90
SPARKS        NV 89431    1                  06/02/06           10
0441575818                01                 08/01/06           25.0000
9943567427                O                  07/01/36
0

10730359      E22/G02     F                  289,000.00         ZZ
                          360                288,672.00         4
                          7.7500             1866.46            80
                          7.5000             1866.46
HAMILTON      NJ 08629    2                  06/16/06           00
0428905467                05                 08/01/06           0.0000
0428905467                N                  07/01/36
0

10732089      E22/G02     F                  250,000.00         ZZ
                          360                249,557.64         4
                          6.6250             1600.78            28
                          6.3750             1600.78
BROOKLYN      NY 11220    5                  06/12/06           00
0427743588                05                 08/01/06           0.0000
0427743588                O                  07/01/36
0

10732113      E22/G01     F                  96,000.00          ZZ
                          360                95,860.60          2
                          7.6250             679.48             80
                          7.3750             679.48
SAINT LOUIS   MO 63110    5                  06/12/06           00
0428369110                05                 08/01/06           0.0000
0428369110                O                  07/01/36
0

10732293      E22/G02     F                  164,000.00         ZZ
                          360                163,730.35         1
                          7.0000             1091.10            61
                          6.7500             1091.10
ORLANDO       FL 32835    5                  06/14/06           00
0428921225                05                 08/01/06           0.0000
0428921225                O                  07/01/36
0

10732311      E22/G02     F                  126,000.00         ZZ
                          360                125,800.00         4
                          7.7500             902.68             80
                          7.5000             902.68
STEELTON      PA 17113    1                  06/19/06           00
0428956973                05                 08/01/06           0.0000
0428956973                N                  07/01/36
0

10732345      E22/G01     F                  145,000.00         ZZ
                          360                144,784.11         1
                          7.5000             1013.86            80
                          7.2500             1013.86
MEMPHIS       TN 38134    5                  06/13/06           00
0428990253                05                 08/01/06           0.0000
0428990253                O                  07/01/36
0

10732441      E22/G02     F                  410,000.00         ZZ
                          360                409,292.01         1
                          6.7500             2659.25            52
                          6.5000             2659.25
DELAPLANE     VA 20144    5                  06/14/06           00
0429060007                05                 08/01/06           0.0000
0429060007                O                  07/01/36
0

10732949      Y65/M32     F                  70,000.00          ZZ
                          360                69,903.34          1
                          7.8750             507.55             79
                          7.6250             507.55
FLORENCE      CO 81226    5                  06/01/06           00
713175937                 05                 08/01/06           0.0000
40598821                  O                  07/01/36
0

10733233      Y65/M32     F                  76,000.00          ZZ
                          360                75,838.05          1
                          7.7500             544.47             80
                          7.5000             544.47
AUGUSTA       GA 30906    5                  04/28/06           00
713174303                 05                 07/01/06           0.0000
40537144                  O                  06/01/36
0

10733283      Y65/M32     F                  90,000.00          ZZ
                          360                89,866.00          2
                          7.5000             629.29             70
                          7.2500             629.29
SPRINGFIELD   MO 65802    2                  06/08/06           00
713175294                 05                 08/01/06           0.0000
40610928                  N                  07/01/36
0

10733309      Y65/M32     F                  110,400.00         ZZ
                          360                110,239.69         1
                          7.6250             781.40             80
                          7.3750             781.40
WESTLAND      MI 48186    1                  06/09/06           00
713176281                 05                 08/01/06           0.0000
40604507                  O                  07/01/36
0

10733321      Y65/M32     F                  140,000.00         ZZ
                          360                139,769.83         1
                          7.0000             931.42             59
                          6.7500             931.42
LAS VEGAS     NV 89145    1                  06/06/06           00
713176318                 09                 08/01/06           0.0000
40605535                  O                  07/01/36
0

10736619      E22/G02     F                  128,000.00         ZZ
                          360                127,827.65         1
                          8.0000             939.22             89
                          7.7500             939.22
BREESE        IL 62230    5                  06/13/06           10
0428698930                05                 08/01/06           25.0000
0428698930                O                  07/01/36
0

10737769      808/G02     F                  189,000.00         ZZ
                          360                189,000.00         1
                          7.1250             1122.19            52
                          6.8750             1122.19
MORENO VALLEY CA 92551    5                  05/11/06           00
0441587912                03                 07/01/06           0.0000
93W1009753                N                  06/01/36
0

10737897      E82/G02     F                  89,000.00          ZZ
                          360                88,850.03          1
                          6.8750             584.67             42
                          6.6250             584.67
VERO BEACH    FL 32962    5                  06/14/06           00
0401256359                05                 08/01/06           0.0000
0401256359                O                  07/01/36
0

10740313      E22/G02     F                  176,000.00         ZZ
                          360                175,950.00         3
                          7.5000             1100.00            80
                          7.2500             1100.00
NEW BRITAIN   CT 06051    1                  06/21/06           00
0429208531                05                 08/01/06           0.0000
0429208531                N                  07/01/36
0

10741501      624/G02     F                  352,000.00         T
                          360                351,392.16         1
                          6.7500             2283.07            80
                          6.5000             2283.07
LAWRENCEVILLE GA 30045    1                  06/12/06           00
0441566908                03                 08/01/06           0.0000
1000107097                O                  07/01/36
0

10742111      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          8.1250             812.50             80
                          7.8750             812.50
PROVIDENCE    RI 02909    1                  06/22/06           00
0429219777                05                 08/01/06           0.0000
0429219777                N                  07/01/36
0

10744009      E22/G02     F                  166,500.00         ZZ
                          360                166,264.20         4
                          7.7500             1192.83            78
                          7.5000             1192.83
BELLEVILLE    IL 62221    2                  06/23/06           00
0429142680                05                 08/01/06           0.0000
0429142680                N                  07/01/36
0

10744079      E22/G02     F                  166,500.00         ZZ
                          360                166,264.20         4
                          7.7500             1192.83            78
                          7.5000             1192.83
BELLEVILLE    IL 62221    2                  06/23/06           00
0429181068                05                 08/01/06           0.0000
0429181068                N                  07/01/36
0

10744337      E22/G02     F                  98,400.00          ZZ
                          360                98,234.19          1
                          6.8750             646.42             80
                          6.6250             646.42
CHARLOTTE     NC 28206    1                  06/23/06           00
0428619779                01                 08/01/06           0.0000
0428619779                O                  07/01/36
0

10744403      E22/G02     F                  206,400.00         ZZ
                          360                206,400.00         4
                          7.7500             1333.00            80
                          7.5000             1333.00
INDEPENDENCE  MO 64058    1                  06/16/06           00
0428862098                05                 08/01/06           0.0000
0428862098                N                  07/01/36
0

10744415      E22/G02     F                  183,000.00         ZZ
                          360                182,684.01         1
                          6.7500             1186.93            64
                          6.5000             1186.93
BOULDER       CO 80305    2                  06/19/06           00
0428877328                01                 08/01/06           0.0000
0428877328                O                  07/01/36
0

10747193      313/G02     F                  182,076.00         ZZ
                          360                181,791.06         1
                          7.2500             1242.08            75
                          7.0000             1242.08
DUNNELLON     FL 34431    1                  06/16/06           00
0441560661                05                 08/01/06           0.0000
10925790                  O                  07/01/36
0

10747681      E22/G02     F                  118,400.00         ZZ
                          360                118,236.51         1
                          7.8750             858.48             80
                          7.6250             858.48
NEWPORT NEWS  VA 23605    5                  06/26/06           00
0428607519                05                 08/01/06           0.0000
0428607519                N                  07/01/36
0

10747685      E22/G02     F                  120,000.00         ZZ
                          360                119,830.07         1
                          7.7500             859.69             80
                          7.5000             859.69
CASHMERE      WA 98815    5                  06/18/06           00
0428615876                05                 08/01/06           0.0000
0428615876                O                  07/01/36
0

10747771      E22/G02     F                  96,000.00          TX
                          360                95,864.04          1
                          7.7500             687.76             80
                          7.5000             687.76
HOUSTON       TX 77099    5                  06/21/06           00
0428876809                03                 08/01/06           0.0000
0428876809                O                  07/01/36
0

10747857      E22/G02     F                  119,600.00         ZZ
                          360                119,393.48         1
                          6.7500             775.72             80
                          6.5000             775.72
BOULDER       CO 80301    1                  06/26/06           00
0429017627                01                 08/01/06           0.0000
0429017627                O                  07/01/36
0

10748051      E22/G01     F                  97,600.00          ZZ
                          360                97,465.22          1
                          7.8750             707.67             80
                          7.6250             707.67
DAFTER        MI 49724    5                  06/20/06           00
0429159551                05                 08/01/06           0.0000
0429159551                O                  07/01/36
0

10748185      E22/G02     F                  280,000.00         ZZ
                          360                279,528.19         1
                          6.8750             1839.40            68
                          6.6250             1839.40
RICHMOND      VA 23220    5                  06/20/06           00
0429221443                05                 08/01/06           0.0000
0429221443                O                  07/01/36
0

10748425      E22/G02     F                  76,400.00          ZZ
                          360                76,400.00          4
                          7.6250             485.46             80
                          7.3750             485.46
ROCHESTER     NY 14611    1                  06/26/06           00
0428068837                05                 08/01/06           0.0000
0428068837                N                  07/01/36
0

10752923      225/225     F                  70,400.00          TX
                          360                70,246.15          1
                          7.6250             498.29             80
                          7.3750             498.29
LA PORTE      TX 77571    5                  06/01/06           00
003952411                 05                 07/01/06           0.0000
003952411                 N                  06/01/36
0

10753015      225/225     F                  64,000.00          TX
                          360                63,860.15          1
                          7.6250             452.99             56
                          7.3750             452.99
SHOREACRES    TX 77571    5                  06/01/06           00
003961000                 05                 07/01/06           0.0000
003961000                 N                  06/01/36
0

10753851      E22/G02     F                  81,000.00          ZZ
                          360                80,893.68          4
                          8.1250             601.42             90
                          7.8750             601.42
DUSON         LA 70529    1                  06/27/06           04
0429349848                05                 08/01/06           25.0000
0429349848                N                  07/01/36
0

10754049      E22/G02     F                  117,600.00         ZZ
                          360                117,600.00         1
                          7.5000             735.00             80
                          7.2500             735.00
CLEARWATER    FL 33759    5                  06/22/06           00
0428551790                01                 08/01/06           0.0000
0428551790                O                  07/01/36
0

10755583      H29/G02     F                  226,748.00         ZZ
                          360                226,748.00         1
                          7.2500             1369.94            80
                          7.0000             1369.94
MCCORDSVILLE  IN 46055    1                  06/08/06           00
0441582764                03                 08/01/06           0.0000
7700263589                O                  07/01/36
0

10757155      E82/G02     F                  233,700.00         ZZ
                          360                233,352.05         1
                          7.5000             1634.06            95
                          7.2500             1634.06
OPELIKA       AL 36804    5                  06/21/06           04
0401240494                05                 08/01/06           30.0000
0401240494                O                  07/01/36
0

10757973      E22/G02     F                  23,075.00          ZZ
                          360                23,043.14          1
                          7.8750             167.31             65
                          7.6250             167.31
SAN ANTONIO   TX 78220    1                  06/28/06           00
0429321250                05                 08/01/06           0.0000
0429321250                N                  07/01/36
0

10758121      E22/G02     F                  90,000.00          ZZ
                          360                90,000.00          1
                          7.5000             562.50             90
                          7.2500             562.50
EAU CLAIRE    WI 54703    5                  06/28/06           04
0429010994                05                 08/01/06           25.0000
0429010994                N                  07/01/36
0

10758133      E22/G02     F                  72,780.00          ZZ
                          360                72,684.46          2
                          8.1250             540.39             80
                          7.8750             540.39
HARRISBURG    PA 17102    1                  06/28/06           00
0429024870                05                 08/01/06           0.0000
0429024870                N                  07/01/36
0

10758167      E22/G02     F                  85,000.00          ZZ
                          360                84,882.62          2
                          7.8750             616.31             100
                          7.6250             616.31
SAN ANTONIO   TX 78212    1                  06/26/06           04
0429159056                05                 08/01/06           35.0000
0429159056                O                  07/01/36
0

10758273      E22/G02     F                  162,000.00         TX
                          360                161,727.04         1
                          6.8750             1064.22            76
                          6.6250             1064.22
ARLINGTON     TX 76012    5                  06/20/06           00
0429231707                05                 08/01/06           0.0000
0429231707                O                  07/01/36
0

10760391      E22/G02     F                  150,000.00         ZZ
                          360                149,747.25         1
                          6.8750             985.39             63
                          6.6250             985.39
PORTLAND      OR 97217    5                  06/21/06           00
0429194855                05                 08/01/06           0.0000
0429194855                O                  07/01/36
0

10760469      E22/G02     F                  78,000.00          ZZ
                          360                77,868.58          1
                          6.8750             512.40             100
                          6.6250             512.40
SARANAC       NY 12981    1                  06/29/06           10
0428866768                05                 08/01/06           35.0000
0428866768                O                  07/01/36
0

10760665      E22/G02     F                  180,375.00         ZZ
                          360                180,085.66         1
                          7.1250             1215.22            75
                          6.8750             1215.22
HAMILTON TOWNSNJ 08619    1                  06/29/06           00
0429409998                05                 08/01/06           0.0000
0429409998                O                  07/01/36
0

10762097      Y65/M32     F                  96,000.00          ZZ
                          360                96,000.00          1
                          6.3750             510.00             80
                          6.1250             510.00
KINGMAN       AZ 86401    5                  07/26/05           00
713056223                 05                 09/01/05           0.0000
40352773                  O                  08/01/35
0

10762107      Y65/M32     F                  200,000.00         ZZ
                          360                199,967.48         1
                          6.1250             1020.83            80
                          5.8750             1020.67
EVERETT       WA 98208    1                  08/01/05           00
713063883                 05                 10/01/05           0.0000
40379779                  O                  09/01/35
0

10762249      313/G02     F                  177,882.00         ZZ
                          360                177,882.00         1
                          6.8750             1019.12            76
                          6.6250             1019.12
PALM BAY      FL 32909    1                  06/23/06           00
0441594637                05                 08/01/06           0.0000
10839140                  O                  07/01/36
0

10763119      E22/G02     F                  66,000.00          ZZ
                          360                65,880.36          1
                          6.5000             417.16             58
                          6.2500             417.16
ALMA          MI 48801    2                  06/26/06           00
0428984611                05                 08/01/06           0.0000
0428984611                O                  07/01/36
0

10763273      E22/G02     F                  135,200.00         ZZ
                          360                134,932.06         1
                          6.8750             888.17             80
                          6.6250             888.17
CASPER        WY 82609    1                  06/30/06           00
0429354046                05                 08/01/06           0.0000
0429354046                O                  07/01/36
0

10763541      E22/G02     F                  144,330.00         ZZ
                          360                144,109.68         4
                          7.3750             996.85             80
                          7.1250             996.85
ALBANY        NY 12202    1                  06/30/06           00
0429424245                05                 08/01/06           0.0000
0429424245                N                  07/01/36
0

10764123      E22/G02     F                  93,000.00          ZZ
                          360                92,839.40          1
                          6.7500             603.20             60
                          6.5000             603.20
ASHEVILLE     NC 28806    2                  06/30/06           00
0429200017                05                 08/01/06           0.0000
0429200017                N                  07/01/36
0

10764143      E22/G02     F                  211,200.00         ZZ
                          360                211,200.00         3
                          7.5000             1320.00            80
                          7.2500             1320.00
HARTFORD      CT 06105    1                  06/28/06           00
0429212889                05                 08/01/06           0.0000
0429212889                N                  07/01/36
0

10767069      E22/G02     F                  197,760.00         ZZ
                          360                197,426.77         1
                          6.8750             1299.14            80
                          6.6250             1299.14
SPRINGHILL    FL 34609    1                  07/03/06           00
0428894679                05                 08/01/06           0.0000
0428894679                O                  07/01/36
0

10767319      E22/G02     F                  172,900.00         ZZ
                          360                172,900.00         1
                          7.3750             1062.61            74
                          7.1250             1062.61
LOUISVILLE    KY 40243    2                  06/27/06           00
0429351752                05                 09/01/06           0.0000
0429351752                O                  08/01/36
0

10767413      E22/G01     F                  85,192.00          ZZ
                          360                85,065.16          1
                          7.5000             595.67             80
                          7.2500             595.67
HUMBLE        TX 77338    1                  06/30/06           00
0429446172                03                 08/01/06           0.0000
0429446172                O                  07/01/36
0

10767829      E82/G02     F                  117,500.00         ZZ
                          360                117,401.29         1
                          6.8750             771.89             77
                          6.6250             771.89
SUFFOLK       VA 23435    2                  06/27/06           00
0401261318                05                 09/01/06           0.0000
0401261318                O                  08/01/36
0

10769109      E22/G02     F                  148,720.00         ZZ
                          360                148,492.98         1
                          7.3750             1027.17            80
                          7.1250             1027.17
MIAMI         FL 33193    1                  07/05/06           00
0429016892                01                 08/01/06           0.0000
0429016892                O                  07/01/36
0

10769117      E22/G02     F                  140,000.00         ZZ
                          360                139,683.33         1
                          6.8750             919.70             60
                          6.6250             919.70
NORTHPORT     MI 49670    5                  06/29/06           00
0429026362                05                 08/01/06           0.0000
0429026362                O                  07/01/36
0

10769207      E22/G02     F                  113,464.80         ZZ
                          360                113,369.48         1
                          6.8750             745.38             80
                          6.6250             745.38
LAPEER        MI 48446    1                  07/05/06           00
0429191646                05                 09/01/06           0.0000
0429191646                O                  08/01/36
0

10769277      E22/G02     F                  124,000.00         ZZ
                          360                123,898.35         1
                          7.0000             824.98             80
                          6.7500             824.98
GLENDALE      AZ 85301    5                  06/27/06           00
0429293756                07                 09/01/06           0.0000
0429293756                O                  08/01/36
0

10770323      Z64/G02     F                  460,600.00         ZZ
                          360                459,785.01         1
                          6.6250             2949.27            70
                          6.3750             2949.27
SAN JOSE      CA 95128    2                  06/23/06           00
0441629144                05                 08/01/06           0.0000
17644501138200            O                  07/01/36
0

10771159      E22/G02     F                  417,000.00         ZZ
                          360                416,674.70         1
                          7.2500             2844.68            59
                          7.0000             2844.68
LINCOLN PARK  NJ 07035    1                  07/06/06           00
0429046501                05                 09/01/06           0.0000
0429046501                O                  08/01/36
0

10775607      E22/G02     F                  93,000.00          ZZ
                          360                92,919.93          1
                          6.7500             603.20             61
                          6.5000             603.20
MESA          AZ 85213    1                  06/30/06           00
0429365547                09                 09/01/06           0.0000
0429365547                N                  08/01/36
0

10775929      E22/G02     F                  245,000.00         T
                          360                245,000.00         1
                          7.5000             1531.25            74
                          7.2500             1531.25
BONITA SPRINGSFL 34135    5                  07/06/06           00
0429310253                05                 08/01/06           0.0000
0429310253                O                  07/01/36
0

10779151      E22/G02     F                  82,400.00          ZZ
                          360                82,334.11          1
                          7.1250             555.14             80
                          6.8750             555.14
NATRONA HEIGHTPA 15065    5                  07/03/06           00
0429300015                05                 09/01/06           0.0000
0429300015                O                  08/01/36
0

10779337      E22/G02     F                  110,000.00         ZZ
                          360                109,916.30         1
                          7.3750             759.74             25
                          7.1250             759.74
ST. PETE BEACHFL 33706    5                  07/05/06           00
0429462351                05                 09/01/06           0.0000
0429462351                O                  08/01/36
0

10780023      462/G02     F                  106,400.00         ZZ
                          360                106,249.32         1
                          7.7500             762.26             95
                          7.5000             762.26
DEL VALLE     TX 78617    1                  06/23/06           11
0441693876                03                 08/01/06           30.0000
0004900460                O                  07/01/36
0

10780027      462/G02     F                  78,900.00          ZZ
                          360                78,793.77          1
                          8.0000             578.94             31
                          7.7500             578.94
YORKVILLE     IL 60560    1                  06/23/06           00
0441654746                03                 08/01/06           0.0000
0004908760                N                  07/01/36
0

10780247      462/G02     F                  88,850.00          ZZ
                          360                88,724.13          1
                          7.7500             636.54             56
                          7.5000             636.54
FORT WORTH    TX 76248    1                  06/13/06           00
0441698941                03                 08/01/06           0.0000
0008660276                O                  07/01/36
0

10781439      E23/G02     F                  168,792.00         ZZ
                          360                168,507.59         1
                          6.8750             1108.84            80
                          6.6250             1108.84
AMERICAN FORK UT 84003    1                  06/29/06           00
0441645405                07                 08/01/06           0.0000
42015536                  O                  07/01/36
0

10781943      E22/G02     F                  110,000.00         ZZ
                          360                109,753.55         1
                          7.5000             769.14             60
                          7.2500             769.14
POST FALLS    ID 83854    5                  05/19/06           00
0428673404                05                 07/01/06           0.0000
0428673404                O                  06/01/36
0

10782315      E22/G02     F                  161,600.00         ZZ
                          360                161,600.00         1
                          7.7500             1043.67            80
                          7.5000             1043.67
CHICAGO       IL 60645    1                  07/11/06           00
0429134125                01                 09/01/06           0.0000
0429134125                N                  08/01/36
0

10783161      U60/G02     F                  94,100.00          ZZ
                          360                93,959.90          1
                          7.5000             657.96             80
                          7.2500             657.96
CHUBBUCK      ID 83202    5                  06/26/06           00
0441737046                05                 08/01/06           0.0000
0605105410                N                  07/01/36
0

10784655      E22/G02     F                  148,000.00         ZZ
                          360                147,890.16         1
                          7.5000             1034.84            80
                          7.2500             1034.84
SOUTHFIELD    MI 48075    5                  07/07/06           00
0429415086                05                 09/01/06           0.0000
0429415086                O                  08/01/36
0

10784687      E22/G02     F                  196,000.00         ZZ
                          360                195,854.54         1
                          7.5000             1370.46            80
                          7.2500             1370.46
WESTMINSTER   MD 21157    5                  07/07/06           00
0429444193                09                 09/01/06           0.0000
0429444193                O                  08/01/36
0

10787063      X47/G02     F                  87,100.00          ZZ
                          360                87,040.05          1
                          7.8750             631.54             80
                          7.6250             631.54
FORT WORTH    TX 76052    1                  07/07/06           00
0441644937                05                 09/01/06           0.0000
K19229                    N                  08/01/36
0

10787691      225/225     F                  235,000.00         ZZ
                          360                235,000.00         1
                          6.3750             1248.44            51
                          6.1250             1248.44
BAHAMA        NC 27503    5                  06/27/06           00
005992793                 05                 08/01/06           0.0000
005992793                 O                  07/01/36
0

10787905      225/225     F                  46,900.00          ZZ
                          360                46,835.23          1
                          7.8750             340.06             86
                          7.6250             340.06
PHILADELPHIA  PA 19142    1                  06/15/06           10
006327922                 05                 08/01/06           25.0000
006327922                 O                  07/01/36
0

10788329      E11/G02     F                  206,000.00         ZZ
                          360                205,822.64         1
                          6.7500             1336.11            80
                          6.5000             1336.11
SHAKOPEE      MN 55379    1                  07/06/06           00
0441638632                05                 09/01/06           0.0000
0004001089485             O                  08/01/36
0

10789179      E22/G02     F                  172,000.00         ZZ
                          360                171,872.35         1
                          7.5000             1202.65            53
                          7.2500             1202.65
LOVELAND      CO 80537    1                  07/13/06           00
0429361025                03                 09/01/06           0.0000
0429361025                O                  08/01/36
0

10789245      E22/G02     F                  130,000.00         ZZ
                          360                129,901.08         1
                          7.3750             897.88             62
                          7.1250             897.88
TACOMA        WA 98405    5                  07/10/06           00
0429463623                05                 09/01/06           0.0000
0429463623                N                  08/01/36
0

10790507      G52/G02     F                  124,136.00         ZZ
                          360                123,833.94         1
                          6.7500             805.14             95
                          6.5000             805.14
CYPRESS       TX 77433    1                  06/28/06           04
0441645454                03                 08/01/06           25.0000
7275746310                N                  07/01/36
0

10790519      G52/G02     F                  315,700.00         ZZ
                          360                315,180.93         1
                          7.0000             2100.36            95
                          6.7500             2100.36
WEST PALM BEACFL 33413    1                  06/26/06           10
0441645223                03                 08/01/06           25.0000
8470475159                N                  07/01/36
0

10791851      225/G02     F                  424,000.00         ZZ
                          300                424,000.00         1
                          6.7500             2385.00            80
                          6.5000             2385.00
PALM SPRINGS  CA 92264    1                  05/23/06           00
0441686896                05                 07/01/06           0.0000
7572143                   O                  06/01/31
0

10791965      225/G02     F                  84,760.00          ZZ
                          360                84,505.99          2
                          7.5000             592.66             76
                          7.2500             592.66
FORT WORTH    TX 76133    1                  04/24/06           00
0441687654                05                 06/01/06           0.0000
7837277                   N                  05/01/36
0

10792049      225/G02     F                  216,000.00         ZZ
                          360                215,503.88         1
                          7.3750             1491.86            70
                          7.1250             1491.86
RICHMOND      VA 23220    5                  06/01/06           00
0441685310                05                 07/01/06           0.0000
7838945                   N                  06/01/36
0

10792119      225/G02     F                  123,500.00         ZZ
                          360                123,216.32         1
                          7.3750             852.99             80
                          7.1250             852.99
APEX          NC 27502    5                  06/01/06           00
0441686052                09                 07/01/06           0.0000
7839773                   O                  06/01/36
0

10792143      225/G02     F                  80,000.00          TX
                          360                79,877.86          1
                          7.3750             552.55             33
                          7.1250             552.55
WEATHERFORD   TX 76086    5                  06/15/06           00
0441684867                05                 08/01/06           0.0000
7839896                   O                  07/01/36
0

10792145      225/G02     F                  160,000.00         ZZ
                          360                159,632.48         3
                          7.3750             1105.09            46
                          7.1250             1105.09
WORCESTER     MA 01603    5                  05/24/06           00
0441685989                05                 07/01/06           0.0000
7839952                   O                  06/01/36
0

10792197      225/G02     F                  148,000.00         ZZ
                          360                147,668.41         1
                          7.5000             1034.84            69
                          7.2500             1034.84
LAKEWOOD      NJ 08701    2                  05/30/06           00
0441686631                01                 07/01/06           0.0000
7840294                   N                  06/01/36
0

10792255      225/G02     F                  79,992.00          ZZ
                          360                79,881.54          1
                          7.8750             580.00             80
                          7.6250             580.00
HOUSTON       TX 77044    1                  06/09/06           00
0441685039                09                 08/01/06           0.0000
7840611                   N                  07/01/36
0

10792257      225/G02     F                  79,992.00          ZZ
                          360                79,881.54          1
                          7.8750             580.00             80
                          7.6250             580.00
HOUSTON       TX 77044    1                  06/09/06           00
0441685096                09                 08/01/06           0.0000
7840613                   N                  07/01/36
0

10792293      225/G02     F                  280,000.00         ZZ
                          360                279,583.10         2
                          7.5000             1957.80            80
                          7.2500             1957.80
CRANSTON      RI 02920    5                  06/06/06           00
0441686698                05                 08/01/06           0.0000
7840934                   O                  07/01/36
0

10792309      225/G02     F                  76,000.00          ZZ
                          360                75,886.83          2
                          7.5000             531.41             76
                          7.2500             531.41
DOYLESTOWN    OH 44230    1                  06/06/06           00
0441685021                05                 08/01/06           0.0000
7841072                   N                  07/01/36
0

10792363      225/G02     F                  182,000.00         ZZ
                          360                181,722.17         1
                          7.3750             1257.03            70
                          7.1250             1257.03
SARASOTA      FL 34239    5                  06/07/06           00
0441686284                05                 08/01/06           0.0000
7841483                   O                  07/01/36
0

10792397      225/G02     F                  84,900.00          ZZ
                          360                84,723.47          1
                          7.8750             615.59             95
                          7.6250             615.59
ARLINGTON     TX 76014    1                  06/02/06           12
0441685013                05                 07/01/06           30.0000
7841816                   O                  06/01/36
0

10792469      225/G02     F                  195,000.00         ZZ
                          360                194,709.66         1
                          7.5000             1363.47            70
                          7.2500             1363.47
ATTLEBORO     MA 02703    5                  06/12/06           00
0441685948                05                 08/01/06           0.0000
7842753                   O                  07/01/36
0

10792477      225/G02     F                  180,000.00         ZZ
                          360                179,731.99         1
                          7.5000             1258.59            70
                          7.2500             1258.59
HIGHLANDS     NJ 07732    5                  06/05/06           00
0441686995                01                 08/01/06           0.0000
7842843                   O                  07/01/36
0

10793045      E22/G02     F                  225,000.00         ZZ
                          360                224,833.02         4
                          7.5000             1573.23            60
                          7.2500             1573.23
LAKE PARK     FL 33403    5                  07/14/06           00
0429612476                05                 09/01/06           0.0000
0429612476                N                  08/01/36
0

10793459      E22/G02     F                  225,000.00         ZZ
                          360                225,000.00         1
                          6.8750             1289.06            75
                          6.6250             1289.06
ALLYN         WA 98524    5                  07/07/06           00
0429325269                05                 09/01/06           0.0000
0429325269                O                  08/01/36
0

10793475      E22/G02     F                  205,400.00         ZZ
                          360                205,400.00         1
                          6.3750             1091.19            80
                          6.1250             1091.19
SPRING HILL   TN 37174    1                  07/14/06           00
0429345036                03                 09/01/06           0.0000
0429345036                O                  08/01/36
0

10794895      AB5/G02     F                  122,400.00         ZZ
                          360                122,306.86         4
                          7.3750             845.39             80
                          7.1250             845.39
RACINE        WI 53402    1                  07/11/06           00
0441652302                05                 09/01/06           0.0000
12481220                  N                  08/01/36
0

10794899      Y12/G02     F                  124,650.00         ZZ
                          360                124,223.39         1
                          7.2500             850.33             90
                          6.1000             850.33
BLACKWOOD     NJ 08012    1                  06/30/06           38
0441649639                05                 08/01/06           25.0000
101878                    N                  07/01/36
0

10796257      E22/G02     F                  130,000.00         ZZ
                          360                129,898.59         1
                          7.2500             886.83             79
                          7.0000             886.83
CANTONMENT    FL 32533    5                  07/11/06           00
0429050354                05                 09/01/06           0.0000
0429050354                O                  08/01/36
0

10796443      E22/G02     F                  104,000.00         TX
                          360                103,922.82         1
                          7.5000             727.18             80
                          7.2500             727.18
SHERMAN       TX 75092    5                  07/12/06           00
0429383458                05                 09/01/06           0.0000
0429383458                O                  08/01/36
0

10796559      E22/G02     F                  168,750.00         ZZ
                          360                168,621.60         1
                          7.3750             1165.51            75
                          7.1250             1165.51
CLEARWATER    FL 33763    5                  07/12/06           00
0429475098                05                 09/01/06           0.0000
0429475098                O                  08/01/36
0

10796571      E22/G02     F                  233,600.00         ZZ
                          360                233,600.00         3
                          7.6250             1484.33            80
                          7.3750             1484.33
NEW ORLEANS   LA 70118    1                  07/17/06           00
0429481237                05                 09/01/06           0.0000
0429481237                N                  08/01/36
0

10796751      E22/G02     F                  144,000.00         ZZ
                          360                144,000.00         1
                          7.2500             870.00             80
                          7.0000             870.00
COLORADO SPRINCO 80920    1                  07/17/06           00
0429616600                03                 09/01/06           0.0000
0429616600                O                  08/01/36
0

10797997      L01/G02     F                  190,400.00         ZZ
                          360                190,243.93         1
                          7.0000             1266.74            80
                          6.7500             1266.74
PHOENIX       AZ 85027    1                  07/06/06           00
0441653805                03                 09/01/06           0.0000
12540133                  O                  08/01/36
0

10799343      E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          6.8750             1145.83            65
                          6.6250             1145.83
CARSON CITY   NV 89704    5                  07/13/06           00
0428626964                05                 09/01/06           0.0000
0428626964                O                  08/01/36
0

10799371      E22/G02     F                  87,600.00          ZZ
                          360                87,533.34          1
                          7.3750             605.03             80
                          7.1250             605.03
ROWLETT       TX 75089    1                  07/18/06           00
0428967772                05                 09/01/06           0.0000
0428967772                O                  08/01/36
0

10800063      E82/G02     F                  111,000.00         ZZ
                          360                110,917.62         1
                          7.5000             776.13             78
                          7.2500             776.13
ZEPHYRHILLS   FL 33541    5                  07/12/06           00
0401262472                05                 09/01/06           0.0000
0401262472                O                  08/01/36
0

10800339      168/168     F                  160,000.00         ZZ
                          360                159,623.26         1
                          7.2500             1091.49            72
                          7.0000             1091.49
QUEENS        NY 11364    5                  05/17/06           00
7859164                   12                 07/01/06           0.0000
7859164                   O                  06/01/36
0

10800483      168/168     F                  405,000.00         ZZ
                          360                404,396.98         2
                          7.5000             2831.82            73
                          7.2500             2831.82
MOUNT VERNON  NY 10550    5                  06/19/06           00
7893681                   05                 08/01/06           0.0000
7893681                   O                  07/01/36
0

10800535      168/168     F                  38,500.00          ZZ
                          360                38,439.74          1
                          7.2500             262.64             81
                          7.0000             262.64
READING       PA 19602    5                  06/23/06           96
7930325                   05                 08/01/06           0.0000
7930325                   N                  07/01/36
0

10800919      U05/G02     F                  107,120.00         ZZ
                          360                107,120.00         1
                          7.6250             680.66             79
                          7.3750             680.66
TAMPA         FL 33604    1                  07/13/06           00
0441659166                01                 09/01/06           0.0000
3000978066                O                  08/01/36
0

10801039      E23/G02     F                  146,400.00         ZZ
                          360                146,280.00         1
                          7.0000             974.00             80
                          6.7500             974.00
MONTROSE      CO 81401    1                  07/14/06           00
0441776309                03                 09/01/06           0.0000
42015466                  O                  08/01/36
0

10801201      313/G02     F                  125,000.00         ZZ
                          360                124,907.23         1
                          7.5000             874.02             65
                          7.2500             874.02
BRIGHTON      MA 02135    5                  07/06/06           00
0441681186                01                 09/01/06           0.0000
11221868                  N                  08/01/36
0

10801547      560/560     F                  108,425.00         ZZ
                          360                108,425.00         1
                          7.0000             632.48             79
                          6.7500             632.48
RADCLIFF      KY 40160    1                  06/06/06           00
601590129                 05                 08/01/06           0.0000
601590129                 N                  07/01/36
0

10803437      E22/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          7.5000             825.00             80
                          7.2500             825.00
ST. ANTHONY   MN 55421    1                  07/19/06           00
0429212012                01                 09/01/06           0.0000
0429212012                O                  08/01/36
0

10803453      E22/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          7.0000             1750.00            74
                          6.7500             1750.00
VALLEY SPRINGSCA 95252    5                  07/12/06           00
0429235823                05                 09/01/06           0.0000
0429235823                O                  08/01/36
0

10803761      E22/G02     F                  77,600.00          ZZ
                          360                77,549.24          2
                          8.1250             576.18             80
                          7.8750             576.18
SHEBOYGAN     WI 53081    1                  07/19/06           00
0429787872                05                 09/01/06           0.0000
0429787872                N                  08/01/36
0

10807361      E22/G02     F                  97,920.00          ZZ
                          360                97,847.33          1
                          7.5000             684.67             80
                          7.2500             684.67
NASHVILLE     TN 37209    1                  07/20/06           00
0429352362                05                 09/01/06           0.0000
0429352362                N                  08/01/36
0

10807819      E22/G02     F                  163,200.00         ZZ
                          360                163,078.88         4
                          7.5000             1141.12            80
                          7.2500             1141.12
NASHVILLE     TN 37209    1                  07/20/06           00
0429352123                05                 09/01/06           0.0000
0429352123                N                  08/01/36
0

10808205      369/G02     F                  104,300.00         ZZ
                          360                104,299.46         4
                          7.8750             684.47             70
                          7.6250             684.47
SAINT LOUIS   MO 63118    1                  06/28/06           00
0441691938                05                 08/01/06           0.0000
80787302                  N                  07/01/36
0

10808259      369/G02     F                  77,500.00          ZZ
                          360                77,369.41          1
                          6.8750             509.12             47
                          6.6250             509.12
FAIRFIELD BAY AR 72088    1                  06/15/06           00
0441774841                03                 08/01/06           0.0000
80828692                  N                  07/01/36
0

10808265      369/G02     F                  84,000.00          ZZ
                          360                83,868.54          1
                          7.2500             573.03             60
                          7.0000             573.03
MOUNT JULIET  TN 37122    5                  06/12/06           00
0441774858                05                 08/01/06           0.0000
80833213                  O                  07/01/36
0

10808271      369/G02     F                  84,300.00          ZZ
                          360                84,177.59          1
                          7.6250             596.67             75
                          7.3750             596.67
WADENA        MN 56482    1                  06/28/06           00
0441728805                05                 08/01/06           0.0000
80836794                  O                  07/01/36
0

10808283      369/G02     F                  113,905.00         ZZ
                          360                113,747.42         1
                          7.8750             825.89             95
                          7.6250             825.89
BROKEN ARROW  OK 74012    1                  06/21/06           01
0441770567                05                 08/01/06           30.0000
80841059                  O                  07/01/36
0

10808339      369/G02     F                  100,000.00         ZZ
                          360                99,861.91          1
                          7.8750             725.07             54
                          7.6250             725.07
PHOENIX       AZ 85021    5                  06/20/06           00
0441773322                05                 08/01/06           0.0000
80859911                  N                  07/01/36
0

10808351      369/G02     F                  81,830.00          ZZ
                          360                81,714.12          1
                          7.7500             586.24             70
                          7.5000             586.24
GRAND FORKS   ND 58203    1                  06/30/06           00
0441708567                05                 08/01/06           0.0000
80861685                  N                  07/01/36
0

10808381      369/G02     F                  129,780.00         ZZ
                          360                129,586.77         1
                          7.5000             907.44             70
                          7.2500             907.44
OKLAHOMA CITY OK 73139    1                  06/19/06           00
0441712403                05                 08/01/06           0.0000
80868524                  N                  07/01/36
0

10808389      369/G02     F                  161,200.00         ZZ
                          360                161,200.00         2
                          7.3750             990.71             65
                          7.1250             990.71
CAPE CORAL    FL 33914    1                  06/23/06           00
0441774791                05                 08/01/06           0.0000
80870231                  N                  07/01/36
0

10808393      369/G02     F                  125,000.00         ZZ
                          360                124,813.88         1
                          7.5000             874.02             72
                          7.2500             874.02
LAKELAND      FL 33810    1                  06/30/06           00
0441714144                05                 08/01/06           0.0000
80871023                  O                  07/01/36
0

10808397      369/G02     F                  90,852.00          T
                          360                90,726.55          1
                          7.8750             658.74             80
                          7.6250             658.74
SAN ANTONIO   TX 78251    1                  06/28/06           00
0441769445                03                 08/01/06           0.0000
80871064                  O                  07/01/36
0

10808405      369/G02     F                  89,700.00          ZZ
                          360                89,569.75          1
                          7.6250             634.89             65
                          7.3750             634.89
TAVARES       FL 32778    1                  07/05/06           00
0441708294                05                 08/01/06           0.0000
80935539                  O                  07/01/36
0

10808431      369/G02     F                  91,000.00          ZZ
                          360                91,000.00          1
                          7.8750             597.19             79
                          7.6250             597.19
PARMA         OH 44129    1                  06/29/06           00
0441774619                05                 08/01/06           0.0000
80872658                  N                  07/01/36
0

10808465      369/G02     F                  100,000.00         ZZ
                          360                99,843.51          1
                          7.2500             682.18             30
                          7.0000             682.18
LAND O LAKES  FL 34638    5                  06/22/06           00
0441772159                03                 08/01/06           0.0000
80878002                  O                  07/01/36
0

10808467      369/G02     F                  111,200.00         ZZ
                          360                111,200.00         1
                          7.8750             729.75             80
                          7.6250             729.75
PALM BAY      FL 32907    1                  06/29/06           00
0441696408                05                 08/01/06           0.0000
80878101                  N                  07/01/36
0

10808473      369/G02     F                  89,084.00          ZZ
                          360                88,954.63          1
                          7.6250             630.53             80
                          7.3750             630.53
FORT WORTH    TX 76052    1                  06/15/06           00
0441688835                05                 08/01/06           0.0000
80879323                  N                  07/01/36
0

10808531      369/G02     F                  43,517.00          ZZ
                          360                43,448.98          1
                          8.5000             334.61             65
                          8.2500             334.61
FORT WAYNE    IN 46818    1                  06/26/06           00
0441690054                05                 08/01/06           0.0000
80887094                  N                  07/01/36
0

10808583      369/G02     F                  120,000.00         ZZ
                          360                119,821.32         3
                          7.5000             839.06             80
                          7.2500             839.06
EPHRAIM       UT 84627    1                  06/21/06           00
0441690385                05                 08/01/06           0.0000
80894546                  N                  07/01/36
0

10808589      369/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          7.7500             516.67             80
                          7.5000             516.67
WEST PALM BEACFL 33415    1                  07/05/06           00
0441774221                01                 09/01/06           0.0000
80895360                  O                  08/01/36
0

10808601      369/G02     F                  128,800.00         ZZ
                          360                128,704.41         1
                          7.5000             900.59             70
                          7.2500             900.59
BALLWIN       MO 63021    1                  07/05/06           00
0441774437                05                 09/01/06           0.0000
80896640                  N                  08/01/36
0

10808609      369/G02     F                  115,500.00         ZZ
                          360                115,500.00         1
                          8.1250             782.03             70
                          7.8750             782.03
TAMPA         FL 33617    1                  06/26/06           00
0441774676                05                 08/01/06           0.0000
80898083                  N                  07/01/36
0

10808623      369/G02     F                  158,322.00         ZZ
                          360                158,322.00         1
                          7.3750             973.02             70
                          7.1250             973.02
HAINES CITY   FL 33844    1                  06/30/06           00
0441774239                03                 08/01/06           0.0000
80900491                  O                  07/01/36
0

10808633      369/G02     F                  174,400.00         ZZ
                          360                174,400.00         1
                          7.5000             1090.00            80
                          7.2500             1090.00
APOPKA        FL 32703    1                  06/30/06           00
0441774585                03                 08/01/06           0.0000
80900855                  O                  07/01/36
0

10808647      369/G02     F                  103,464.00         ZZ
                          360                103,302.09         1
                          7.2500             705.81             80
                          7.0000             705.81
SAN ANTONIO   TX 78251    1                  06/26/06           00
0441774387                03                 08/01/06           0.0000
80902216                  O                  07/01/36
0

10808671      369/G02     F                  98,880.00          ZZ
                          360                98,739.97          1
                          7.7500             708.39             80
                          7.5000             708.39
DYERSBURG     TN 38024    1                  06/30/06           00
0441694130                05                 08/01/06           0.0000
80904261                  O                  07/01/36
0

10808673      369/G02     F                  116,720.00         ZZ
                          360                116,720.00         1
                          7.2500             705.18             80
                          7.0000             705.18
LAKELAND      FL 33801    1                  06/28/06           00
0441774247                05                 08/01/06           0.0000
80904527                  O                  07/01/36
0

10808685      369/G02     F                  177,600.00         ZZ
                          360                177,600.00         1
                          7.3750             1091.50            80
                          7.1250             1091.50
ORLANDO       FL 32829    1                  07/05/06           00
0441774593                03                 09/01/06           0.0000
80905698                  N                  08/01/36
0

10808703      369/G02     F                  70,438.00          ZZ
                          360                70,350.13          1
                          8.3750             535.38             70
                          8.1250             535.38
HIGHLAND HEIGHKY 41076    1                  06/26/06           00
0441708328                01                 08/01/06           0.0000
80907892                  O                  07/01/36
0

10808723      369/G02     F                  117,976.00         ZZ
                          360                117,804.68         1
                          7.6250             835.03             80
                          7.3750             835.03
CINCINNATI    OH 45236    1                  06/30/06           00
0441770781                05                 08/01/06           0.0000
80910706                  N                  07/01/36
0

10808725      369/G02     F                  114,000.00         ZZ
                          360                113,842.58         1
                          7.8750             826.58             88
                          7.6250             826.58
MONROE        GA 30656    2                  06/27/06           01
0441728151                05                 08/01/06           25.0000
80911357                  O                  07/01/36
0

10808729      369/G02     F                  102,000.00         ZZ
                          360                101,855.56         1
                          7.7500             730.74             30
                          7.5000             730.74
GRAND FORKS   ND 58201    5                  06/27/06           00
0441708435                05                 08/01/06           0.0000
80911621                  O                  07/01/36
0

10808743      369/G02     F                  200,000.00         ZZ
                          360                199,654.63         1
                          6.7500             1297.20            63
                          6.5000             1297.20
ORMOND BEACH  FL 32174    5                  06/28/06           00
0441684503                03                 08/01/06           0.0000
80914542                  O                  07/01/36
0

10808747      369/G02     F                  98,000.00          ZZ
                          360                97,834.87          1
                          6.8750             643.79             56
                          6.6250             643.79
SAINT PAUL    MN 55104    5                  06/26/06           00
0441774544                05                 08/01/06           0.0000
80914864                  O                  07/01/36
0

10808767      369/G02     F                  108,000.00         ZZ
                          360                107,839.20         1
                          7.5000             755.15             80
                          7.2500             755.15
GRAND PRAIRIE TX 75052    1                  06/27/06           00
0441774528                05                 08/01/06           0.0000
80918618                  O                  07/01/36
0

10808769      369/G02     F                  102,300.00         ZZ
                          360                102,300.00         1
                          7.7500             660.69             65
                          7.5000             660.69
FORNEY        TX 75126    1                  06/30/06           00
0441774536                03                 08/01/06           0.0000
80918899                  N                  07/01/36
0

10808775      369/G02     F                  95,000.00          ZZ
                          360                94,923.43          1
                          7.8750             623.44             71
                          7.6250             622.94
LOGANVILLE    GA 30052    2                  06/27/06           00
0441712304                05                 08/01/06           0.0000
80919806                  N                  07/01/36
0

10808777      369/G02     F                  97,000.00          ZZ
                          360                96,925.00          1
                          7.8750             636.56             85
                          7.6250             636.07
LOGANVILLE    GA 30052    2                  06/27/06           01
0441712189                05                 08/01/06           12.0000
80919822                  N                  07/01/36
0

10808799      369/G02     F                  260,000.00         ZZ
                          360                259,572.51         2
                          7.0000             1729.79            51
                          6.7500             1729.79
CHICAGO       IL 60625    5                  06/30/06           00
0441774874                05                 08/01/06           0.0000
80923246                  O                  07/01/36
0

10808803      369/G02     F                  127,500.00         ZZ
                          360                127,352.76         1
                          8.7500             1003.04            75
                          8.5000             1003.04
MESA          AZ 85204    1                  06/28/06           00
0441692597                03                 08/01/06           0.0000
80924616                  N                  07/01/36
0

10808807      369/G02     F                  126,000.00         ZZ
                          360                125,787.69         1
                          6.8750             827.73             50
                          6.6250             827.73
HALLANDALE BEAFL 33009    1                  06/29/06           00
0441774445                01                 08/01/06           0.0000
80925035                  N                  07/01/36
0

10808811      369/G02     F                  228,951.00         ZZ
                          360                228,951.00         1
                          7.2500             1383.25            70
                          7.0000             1383.25
FORT MYERS    FL 33912    1                  06/28/06           00
0441774551                09                 08/01/06           0.0000
80925472                  N                  07/01/36
0

10808817      369/G02     F                  118,930.00         ZZ
                          360                118,930.00         1
                          7.7500             768.09             70
                          7.5000             768.09
DAVENPORT     FL 33897    1                  06/28/06           00
0441774353                03                 08/01/06           0.0000
80929870                  O                  07/01/36
0

10808821      369/G02     F                  220,000.00         ZZ
                          360                219,680.52         1
                          7.6250             1557.15            80
                          7.3750             1557.15
WESTMINSTER   MD 21158    5                  06/27/06           00
0441717121                05                 08/01/06           0.0000
80931181                  N                  07/01/36
0

10808953      U05/G02     F                  86,650.45          ZZ
                          360                86,594.89          1
                          8.2500             650.98             93
                          8.0000             650.98
LANDRUM       SC 29356    1                  07/14/06           01
0441690500                05                 09/01/06           25.0000
3000970106                N                  08/01/36
0

10810499      E22/G02     F                  308,000.00         ZZ
                          360                308,000.00         1
                          7.2500             1860.83            80
                          7.0000             1860.83
HOWELL        NJ 07731    1                  07/21/06           00
0428445852                05                 09/01/06           0.0000
0428445852                O                  08/01/36
0

10810589      E22/G02     F                  62,100.00          ZZ
                          360                62,100.00          1
                          7.5000             388.13             90
                          7.2500             388.13
LINDSEY       OH 43442    1                  07/21/06           10
0429243637                05                 09/01/06           25.0000
0429243637                N                  08/01/36
0

10810681      E22/G02     F                  130,200.00         ZZ
                          360                130,103.37         1
                          7.5000             910.38             70
                          7.2500             910.38
FLORISSANT    MO 63031    5                  07/17/06           00
0429714611                03                 09/01/06           0.0000
0429714611                O                  08/01/36
0

10810719      E22/G02     F                  116,250.00         ZZ
                          360                116,161.54         1
                          7.3750             802.91             75
                          7.1250             802.91
HOLLYWOOD     FL 33020    5                  07/21/06           00
0429736838                01                 09/01/06           0.0000
0429736838                N                  08/01/36
0

10810753      E22/G02     F                  52,925.00          ZZ
                          360                52,892.10          2
                          8.3750             402.27             75
                          8.1250             402.27
LOUISVILLE    KY 40211    1                  07/21/06           00
0429764418                05                 09/01/06           0.0000
0429764418                N                  08/01/36
0

10810769      E22/G02     F                  131,200.00         ZZ
                          360                131,200.00         1
                          7.3750             806.33             80
                          7.1250             806.33
CARY          IL 60013    1                  07/21/06           00
0429774219                05                 09/01/06           0.0000
0429774219                O                  08/01/36
0

10813249      X64/G02     F                  114,400.00         ZZ
                          360                114,400.00         1
                          7.1250             679.25             80
                          6.8750             679.25
SAINT CLAIR SHMI 48082    1                  07/18/06           00
0441866431                05                 09/01/06           0.0000
12548185                  O                  08/01/36
0

10816035      313/G02     F                  124,000.00         ZZ
                          360                123,907.97         1
                          7.5000             867.03             80
                          7.2500             867.03
NORTH CHARLESTSC 29418    1                  07/14/06           00
0441683208                09                 09/01/06           0.0000
11232436                  O                  08/01/36
0

10816109      U05/G02     F                  264,000.00         ZZ
                          360                263,597.01         3
                          7.3750             1823.38            80
                          7.1250             1823.38
HAMDEN        CT 06514    1                  06/30/06           00
0441682531                05                 08/01/06           0.0000
3000966772                N                  07/01/36
0

10816259      E22/G02     F                  380,000.00         ZZ
                          360                379,988.84         1
                          6.8750             2177.08            59
                          6.6250             2177.08
VALLEY SPRINGSCA 95252    5                  07/17/06           00
0429552201                05                 09/01/06           0.0000
0429552201                O                  08/01/36
0

10816381      E22/G02     F                  235,500.00         ZZ
                          360                235,320.80         1
                          7.3750             1626.54            75
                          7.1250             1626.54
CHICAGO       IL 60638    2                  07/19/06           00
0429622863                05                 09/01/06           0.0000
0429622863                O                  08/01/36
0

10816469      E22/G02     F                  149,040.00         ZZ
                          360                148,914.79         1
                          6.8750             979.09             80
                          6.6250             979.09
FAYETTEVILLE  AR 72704    1                  07/24/06           00
0428752711                03                 09/01/06           0.0000
0428752711                O                  08/01/36
0

10816503      E22/G02     F                  231,200.00         ZZ
                          360                231,015.11         2
                          7.1250             1557.64            80
                          6.8750             1557.64
ABINGTON      PA 19001    1                  07/24/06           00
0429029242                05                 09/01/06           0.0000
0429029242                O                  08/01/36
0

10816515      E22/G02     F                  304,000.00         ZZ
                          360                303,762.85         1
                          7.2500             2073.82            80
                          7.0000             2073.82
SOUTH PLAINFIENJ 07080    5                  07/19/06           00
0429086234                05                 09/01/06           0.0000
0429086234                O                  08/01/36
0

10816745      E22/G02     F                  352,000.00         ZZ
                          360                351,725.41         1
                          7.2500             2401.26            80
                          7.0000             2401.26
EUGENE        OR 97401    5                  07/17/06           00
0429278591                05                 09/01/06           0.0000
0429278591                O                  08/01/36
0

10816757      E22/G01     F                  100,000.00         ZZ
                          360                99,925.79          1
                          7.5000             699.21             80
                          7.2500             699.21
HOWE          OK 74940    5                  07/19/06           00
0429283245                05                 09/01/06           0.0000
0429283245                O                  08/01/36
0

10816787      E22/G02     F                  182,300.00         ZZ
                          360                182,157.79         3
                          7.2500             1243.61            63
                          7.0000             1243.61
MESA          AZ 85203    1                  07/18/06           00
0429303043                05                 09/01/06           0.0000
0429303043                N                  08/01/36
0

10816795      E22/G02     F                  240,000.00         ZZ
                          360                239,817.38         1
                          7.3750             1657.62            75
                          7.1250             1657.62
MERLIN        OR 97532    5                  07/13/06           00
0429309289                05                 09/01/06           0.0000
0429309289                O                  08/01/36
0

10817189      E22/G02     F                  355,000.00         ZZ
                          360                355,000.00         1
                          7.6250             2255.73            69
                          7.3750             2255.73
SANTA ROSA    CA 95404    5                  07/13/06           00
0429460793                05                 09/01/06           0.0000
0429460793                N                  08/01/36
0

10819121      E22/G02     F                  81,000.00          ZZ
                          360                80,949.65          3
                          8.3750             615.66             90
                          8.1250             615.66
LEWISTON      ID 83501    1                  07/21/06           10
0429236110                05                 09/01/06           25.0000
0429236110                N                  08/01/36
0

10819145      E22/G02     F                  75,050.00          ZZ
                          360                74,991.46          1
                          7.2500             511.97             35
                          7.0000             511.97
FRISCO        TX 75034    1                  07/25/06           00
0429303332                03                 09/01/06           0.0000
0429303332                O                  08/01/36
0

10819187      E22/G02     F                  123,500.00         ZZ
                          360                123,403.66         1
                          7.2500             842.49             95
                          7.0000             842.49
KANSAS CITY   MO 64129    5                  07/20/06           04
0429415987                05                 09/01/06           30.0000
0429415987                O                  08/01/36
0

10819231      E22/G02     F                  105,200.00         ZZ
                          360                105,121.93         1
                          7.5000             735.57             66
                          7.2500             735.57
STAYTON       OR 97383    2                  07/21/06           00
0429561004                05                 09/01/06           0.0000
0429561004                N                  08/01/36
0

10819413      E22/G02     F                  147,900.00         ZZ
                          360                147,763.02         1
                          6.3750             922.70             51
                          6.1250             922.70
NEW PORT RICHEFL 34655    1                  07/25/06           00
0429768419                03                 09/01/06           0.0000
0429768419                O                  08/01/36
0

10819537      E22/G02     F                  100,000.00         ZZ
                          360                99,929.42          1
                          7.7500             716.41             80
                          7.5000             716.41
ORANGE PARK   FL 32073    1                  07/25/06           00
0429459670                01                 09/01/06           0.0000
0429459670                O                  08/01/36
0

10819547      E22/G02     F                  90,000.00          ZZ
                          360                89,929.79          1
                          7.2500             613.96             44
                          7.0000             613.96
ASOTIN        WA 99402    1                  07/17/06           00
0429486467                05                 09/01/06           0.0000
0429486467                O                  08/01/36
0

10819581      E22/G02     F                  417,001.00         ZZ
                          360                417,001.00         1
                          6.8750             2389.07            70
                          6.6250             2389.07
SAN CLEMENTE  CA 92673    5                  07/18/06           00
0428679583                01                 09/01/06           0.0000
0428679583                O                  08/01/36
0

10819639      E22/G02     F                  303,920.00         ZZ
                          360                303,694.45         1
                          7.5000             2125.05            80
                          7.2500             2125.05
COLUMBIA      SC 29201    1                  07/25/06           00
0429121791                01                 09/01/06           0.0000
0429121791                O                  08/01/36
0

10819737      E82/G01     F                  89,000.00          T
                          360                88,911.18          1
                          7.0000             592.12             90
                          6.7500             592.12
LEXINGTON     KY 40505    2                  07/21/06           07
0401283452                05                 09/01/06           25.0000
0401283452                O                  08/01/36
0

10820065      Z91/G02     F                  104,400.00         T
                          360                104,326.32         1
                          7.7500             747.93             80
                          7.5000             747.93
OGDEN         UT 84401    1                  07/20/06           00
0441706702                01                 09/01/06           0.0000
1060706002                O                  08/01/36
0

10823039      X08/G02     F                  224,000.00         ZZ
                          360                224,000.00         1
                          7.5000             1400.00            80
                          7.2500             1400.00
DRAPER        UT 84020    5                  07/10/06           00
0441712049                05                 09/01/06           0.0000
7017647                   O                  08/01/36
0

10824065      E22/G02     F                  67,600.00          ZZ
                          360                67,556.89          1
                          8.2500             507.86             80
                          8.0000             507.86
CHARLOTTE     NC 28262    1                  07/26/06           00
0429696123                01                 09/01/06           0.0000
0429696123                N                  08/01/36
0

10824139      E22/G02     F                  75,000.00          TX
                          360                74,953.39          2
                          8.3750             570.05             47
                          8.1250             570.05
AUSTIN        TX 78727    5                  07/26/06           00
0429754351                05                 09/01/06           0.0000
0429754351                N                  08/01/36
0

10824141      E22/G02     F                  198,750.00         ZZ
                          360                198,750.00         1
                          7.5000             1242.19            75
                          7.2500             1242.19
FREEHOLD      NJ 07728    5                  07/26/06           00
0429755556                05                 09/01/06           0.0000
0429755556                N                  08/01/36
0

10827951      H49/G01     F                  160,000.00         ZZ
                          360                159,865.58         1
                          6.8750             1051.09            42
                          6.6250             1051.09
OCEAN         NJ 07712    1                  07/11/06           00
0441723244                01                 09/01/06           0.0000
744891                    O                  08/01/36
0

10829139      N74/G02     F                  89,600.00          ZZ
                          360                89,538.34          1
                          7.8750             649.66             69
                          7.6250             649.66
RALEIGH       NC 27615    2                  07/18/06           00
0441712148                09                 09/01/06           0.0000
0037939010                N                  08/01/36
0

10829269      313/G02     F                  186,305.00         ZZ
                          360                186,166.73         1
                          7.5000             1302.68            57
                          7.2500             1302.68
CAPE CORAL    FL 33993    1                  07/14/06           00
0441712569                05                 09/01/06           0.0000
10932036                  O                  08/01/36
0

10829761      E22/G02     F                  118,125.00         ZZ
                          360                118,037.33         1
                          7.5000             825.95             75
                          7.2500             825.95
ROCHESTER     NY 14617    1                  07/27/06           00
0428235014                05                 09/01/06           0.0000
0428235014                N                  08/01/36
0

10829821      E22/G02     F                  100,000.00         ZZ
                          360                99,934.58          2
                          8.1250             742.50             80
                          7.8750             742.50
FAIRBANKS     AK 99701    1                  07/21/06           00
0429278336                05                 09/01/06           0.0000
0429278336                N                  08/01/36
0

10829849      E22/G02     F                  115,000.00         ZZ
                          360                114,914.65         1
                          7.5000             804.10             29
                          7.2500             804.10
IRVINE        CA 92618    5                  07/26/06           00
0429840960                01                 09/01/06           0.0000
0429840960                N                  08/01/36
0

10830061      E22/G02     F                  107,920.00         ZZ
                          360                107,920.00         1
                          7.3750             663.26             80
                          7.1250             663.26
SUMMERVILLE   SC 29483    1                  07/28/06           00
0429623770                01                 09/01/06           0.0000
0429623770                O                  08/01/36
0

10830221      E22/G02     F                  132,500.00         ZZ
                          360                132,401.67         3
                          7.5000             926.46             43
                          7.2500             926.46
NEWARK        NJ 07106    5                  07/27/06           00
0429786684                05                 09/01/06           0.0000
0429786684                N                  08/01/36
0

10831067      Y53/G02     F                  90,200.00          ZZ
                          360                90,131.36          1
                          7.3750             622.99             31
                          7.1250             622.99
MINNETONKA    MN 55345    5                  07/10/06           00
0441708211                05                 09/01/06           0.0000
2006086905                O                  08/01/36
0

10832283      Z44/G02     F                  135,500.00         ZZ
                          360                135,396.90         1
                          7.3750             935.86             57
                          7.1250             935.86
PORTLAND      OR 97219    1                  07/07/06           00
0441712668                05                 09/01/06           0.0000
4018207                   O                  08/01/36
0

10832289      Z44/G02     F                  75,000.00          ZZ
                          360                74,885.51          1
                          7.3750             518.01             18
                          7.1250             518.01
SEASIDE       OR 97138    1                  06/21/06           00
0441713047                05                 08/01/06           0.0000
4019880                   O                  07/01/36
0

10832323      Z44/G02     F                  225,000.00         ZZ
                          360                224,665.00         1
                          7.5000             1573.23            75
                          7.2500             1573.23
WEST LINN     OR 97068    5                  06/13/06           00
0441710258                05                 08/01/06           0.0000
4021414                   O                  07/01/36
0

10832343      Z44/G02     F                  84,000.00          ZZ
                          360                83,946.44          1
                          8.2500             631.06             80
                          8.0000             631.06
SWEET HOME    OR 97386    1                  07/07/06           00
0441711173                05                 09/01/06           0.0000
4022054                   O                  08/01/36
0

10833695      E22/G02     F                  128,000.00         ZZ
                          360                127,905.01         1
                          7.5000             894.99             80
                          7.2500             894.99
NEWARK        DE 19702    1                  07/28/06           00
0429710205                01                 09/01/06           0.0000
0429710205                N                  08/01/36
0

10834093      E22/G02     F                  177,552.00         ZZ
                          360                177,552.00         1
                          7.5000             1109.70            80
                          7.2500             1109.70
WAXHAW        NC 28173    1                  07/28/06           00
0428964985                03                 09/01/06           0.0000
0428964985                O                  08/01/36
0

10835529      Y53/G02     F                  76,400.00          ZZ
                          360                76,294.51          2
                          7.8750             553.95             75
                          7.6250             553.95
KANSAS CITY   MO 64124    5                  07/20/06           00
0441720299                05                 08/01/06           0.0000
2006083050                N                  07/01/36
0

10836909      Y53/G02     F                  286,400.00         ZZ
                          360                286,400.00         2
                          7.7500             1849.67            80
                          7.5000             1849.67
GARDNERVILLE  NV 89460    1                  07/14/06           00
0441714540                05                 09/01/06           0.0000
2006087594                O                  08/01/36
0

10837105      Y96/G02     F                  75,100.00          ZZ
                          360                75,049.61          1
                          8.0000             551.06             80
                          7.7500             551.06
CHARLOTTE     NC 28203    5                  07/21/06           00
0441715026                05                 09/01/06           0.0000
0606139000                O                  08/01/36
0

10837613      E22/G02     F                  145,200.00         ZZ
                          360                145,092.24         4
                          7.5000             1015.26            80
                          7.2500             1015.26
TOLEDO        OH 43612    1                  07/31/06           00
0429446263                05                 09/01/06           0.0000
0429446263                N                  08/01/36
0

10837921      E22/G02     F                  165,000.00         ZZ
                          360                165,000.00         1
                          7.2500             996.88             75
                          7.0000             996.88
RIDGECREST    CA 93555    1                  07/28/06           00
0429860448                05                 09/01/06           0.0000
0429860448                N                  08/01/36
0

10838039      E22/G02     F                  97,500.00          ZZ
                          360                97,427.65          1
                          7.5000             681.73             75
                          7.2500             681.73
RICHMOND      VA 23221    5                  07/31/06           00
0429535859                05                 09/01/06           0.0000
0429535859                N                  08/01/36
0

10838107      E22/G02     F                  100,000.00         TX
                          360                99,925.79          1
                          7.5000             699.21             80
                          7.2500             699.21
HOUSTON       TX 77099    5                  07/25/06           00
0429595986                05                 09/01/06           0.0000
0429595986                O                  08/01/36
0

10838137      E22/G02     F                  140,000.00         ZZ
                          360                139,896.10         1
                          7.5000             978.90             38
                          7.2500             978.90
MASON         NH 03048    2                  07/25/06           00
0429621162                05                 09/01/06           0.0000
0429621162                O                  08/01/36
0

10838361      E22/G02     F                  134,000.00         ZZ
                          360                133,898.04         4
                          7.3750             925.50             80
                          7.1250             925.50
YAKIMA        WA 98901    1                  07/27/06           00
0429713506                05                 09/01/06           0.0000
0429713506                N                  08/01/36
0

10838411      E22/G02     F                  155,000.00         ZZ
                          360                154,811.05         1
                          7.5000             1083.78            75
                          7.2500             1083.78
FREDERICK     MD 21702    5                  07/26/06           00
0429775596                01                 09/01/06           0.0000
0429775596                O                  08/01/36
0

10838957      E22/G02     F                  75,920.00          ZZ
                          360                75,920.00          1
                          8.3750             529.86             80
                          8.1250             529.86
TAMPA         FL 33613    1                  07/31/06           00
0429753627                01                 09/01/06           0.0000
0429753627                N                  08/01/36
0

10840137      225/G02     F                  489,650.00         ZZ
                          360                489,650.00         1
                          7.3750             3009.31            70
                          7.1250             3009.31
BELLEVUE      KY 41073    1                  07/20/06           00
0441789898                01                 09/01/06           0.0000
007839134                 O                  08/01/36
0

10840145      225/G02     F                  247,200.00         ZZ
                          360                247,200.00         2
                          7.2500             1493.50            80
                          7.0000             1493.50
NORTH PORT    FL 34287    1                  06/09/06           00
0441788296                05                 08/01/06           0.0000
007839486                 N                  07/01/36
0

10840149      225/G02     F                  174,000.00         ZZ
                          360                173,947.44         1
                          7.2500             1051.25            80
                          7.0000             1050.93
THORNTON      CO 80260    2                  05/18/06           00
0441789971                05                 07/01/06           0.0000
007839578                 O                  06/01/36
0

10840153      225/G02     F                  200,000.00         ZZ
                          360                198,775.31         1
                          7.1250             1347.44            69
                          6.8750             1347.44
LEDYARD       CT 06339    5                  05/18/06           00
0441789252                05                 07/01/06           0.0000
007839701                 O                  06/01/36
0

10840161      225/G02     F                  200,000.00         ZZ
                          360                199,500.00         1
                          7.1250             1187.50            76
                          6.8750             1184.53
WARWICK       RI 02886    5                  06/08/06           00
0441789492                05                 08/01/06           0.0000
007840066                 N                  07/01/36
0

10840163      225/G02     F                  292,500.00         ZZ
                          360                292,064.48         2
                          7.5000             2045.21            75
                          7.2500             2045.21
NEW ORLEANS   LA 70117    5                  06/30/06           00
0441788551                05                 08/01/06           0.0000
007840076                 N                  07/01/36
0

10840165      225/G02     F                  204,000.00         ZZ
                          360                204,000.00         1
                          7.2500             1232.50            80
                          7.0000             1232.50
LINCOLN       NE 68526    1                  06/14/06           00
0441789773                03                 08/01/06           0.0000
007840118                 O                  07/01/36
0

10840167      225/G02     F                  75,000.00          TX
                          360                74,885.48          1
                          7.3750             518.01             46
                          7.1250             518.01
MIDLAND       TX 79705    5                  06/20/06           00
0441790615                03                 08/01/06           0.0000
007840211                 N                  07/01/36
0

10840169      225/G02     F                  195,423.00         ZZ
                          360                194,043.73         1
                          7.2500             1333.13            87
                          7.0000             1333.13
PLANO         TX 75025    2                  06/14/06           12
0441790128                03                 08/01/06           25.0000
007840328                 O                  07/01/36
0

10840173      225/G02     F                  339,200.00         ZZ
                          360                339,200.00         1
                          7.2500             2049.33            80
                          7.0000             2049.33
MOBILE        AL 36695    1                  07/13/06           00
0441788734                05                 09/01/06           0.0000
007840454                 O                  08/01/36
0

10840177      225/G02     F                  462,000.00         ZZ
                          360                461,657.12         2
                          7.5000             3230.38            70
                          7.2500             3230.38
LYNN          MA 01902    5                  07/07/06           00
0441790482                05                 09/01/06           0.0000
007840615                 N                  08/01/36
0

10840181      225/G02     F                  193,200.00         ZZ
                          360                193,200.00         2
                          7.1250             1147.13            80
                          6.8750             1147.13
AUSTIN        TX 78702    1                  06/12/06           00
0441790151                05                 08/01/06           0.0000
007840689                 N                  07/01/36
0

10840209      225/G02     F                  75,000.00          ZZ
                          360                74,888.31          1
                          7.5000             524.42             34
                          7.2500             524.42
HOOKSETT      NH 03106    1                  06/30/06           00
0441789583                01                 08/01/06           0.0000
007841639                 O                  07/01/36
0

10840215      225/G02     F                  237,000.00         ZZ
                          360                236,629.12         1
                          7.2500             1616.76            75
                          7.0000             1616.76
HOPEWELL JUNCTNY 12533    5                  06/30/06           00
0441788288                05                 08/01/06           0.0000
007841846                 O                  07/01/36
0

10840217      225/G02     F                  140,000.00         ZZ
                          360                139,885.24         1
                          7.0000             931.43             74
                          6.7500             931.43
AURORA        CO 80017    2                  07/12/06           00
0441790805                05                 09/01/06           0.0000
007841871                 O                  08/01/36
0

10840221      225/G02     F                  149,000.00         ZZ
                          360                148,871.71         1
                          6.7500             966.42             73
                          6.5000             966.42
GRAND FORKS   ND 58201    2                  07/18/06           00
0441788445                05                 09/01/06           0.0000
007843578                 O                  08/01/36
0

10840235      225/G02     F                  104,250.00         ZZ
                          360                104,250.00         1
                          7.6250             662.42             75
                          7.3750             662.42
HOLIDAY       FL 34690    5                  07/03/06           00
0441789989                05                 09/01/06           0.0000
007843711                 N                  08/01/36
0

10840237      225/G02     F                  167,200.00         ZZ
                          360                166,556.03         1
                          7.1250             1126.46            80
                          6.8750             1126.46
CONCORD       NC 28025    1                  06/29/06           00
0441789807                05                 08/01/06           0.0000
007843713                 O                  07/01/36
0

10840239      225/G02     F                  252,000.00         ZZ
                          360                251,605.63         1
                          7.2500             1719.09            80
                          7.0000             1719.09
EMERALD ISLE  NC 28594    1                  06/30/06           00
0441790391                05                 08/01/06           0.0000
007843720                 N                  07/01/36
0

10840243      225/G02     F                  179,120.00         ZZ
                          360                178,839.68         1
                          7.2500             1221.92            80
                          7.0000             1221.92
PHOENIX       AZ 85043    1                  06/29/06           00
0441788502                03                 08/01/06           0.0000
007843763                 O                  07/01/36
0

10840259      225/G02     F                  215,000.00         ZZ
                          360                214,548.51         1
                          7.2500             1466.68            52
                          7.0000             1466.68
HULL          MA 02045    5                  07/07/06           00
0441790516                05                 08/01/06           0.0000
007843858                 N                  07/01/36
0

10840265      225/G02     F                  246,000.00         ZZ
                          360                245,777.61         1
                          6.5000             1554.89            34
                          6.2500             1554.89
FLUSHING      NY 11358    2                  07/05/06           00
0441790839                05                 09/01/06           0.0000
007843953                 O                  08/01/36
0

10840271      225/G02     F                  160,000.00         ZZ
                          360                159,749.60         1
                          7.2500             1091.49            49
                          7.0000             1091.49
FRAZIER PARK  CA 93225    5                  06/20/06           00
0441789195                05                 08/01/06           0.0000
007844038                 O                  07/01/36
0

10840275      225/G02     F                  161,500.00         ZZ
                          360                161,374.00         1
                          7.2500             1101.72            85
                          7.0000             1101.72
COMMERCE CITY CO 80022    2                  07/17/06           12
0441789955                05                 09/01/06           12.0000
007844083                 O                  08/01/36
0

10840283      225/G02     F                  165,000.00         ZZ
                          360                164,861.37         1
                          6.8750             1083.94            27
                          6.6250             1083.94
REDONDO BEACH CA 90278    1                  07/07/06           00
0441790797                01                 09/01/06           0.0000
007844187                 N                  08/01/36
0

10840285      225/G02     F                  120,000.00         ZZ
                          360                119,908.68         1
                          7.3750             828.82             80
                          7.1250             828.82
LAWRENCE      KS 66046    1                  07/14/06           00
0441789377                05                 09/01/06           0.0000
007844194                 N                  08/01/36
0

10840289      225/G02     F                  214,900.00         ZZ
                          360                214,736.47         1
                          7.3750             1484.27            70
                          7.1250             1484.27
NORTH FORT MYEFL 33917    5                  07/17/06           00
0441790664                05                 09/01/06           0.0000
007844215                 O                  08/01/36
0

10840307      225/G02     F                  154,000.00         ZZ
                          360                153,740.50         1
                          6.8750             1011.67            57
                          6.6250             1011.67
CHICAGO       IL 60651    5                  06/15/06           00
0441789724                05                 08/01/06           0.0000
007844301                 O                  07/01/36
0

10840309      225/G02     F                  110,400.00         ZZ
                          360                110,227.22         1
                          7.2500             753.13             80
                          7.0000             753.13
SHEPHERDSVILLEKY 40165    2                  06/29/06           00
0441790532                05                 08/01/06           0.0000
007844311                 N                  07/01/36
0

10840311      225/G02     F                  111,000.00         ZZ
                          360                110,808.32         1
                          6.7500             719.95             50
                          6.5000             719.95
CAPE CORAL    FL 33914    5                  06/26/06           00
0441789369                05                 08/01/06           0.0000
007844355                 O                  07/01/36
0

10840319      225/G02     F                  238,700.00         ZZ
                          360                238,335.62         1
                          7.3750             1648.64            70
                          7.1250             1648.64
BRISTOL       RI 02809    5                  06/29/06           00
0441790441                05                 08/01/06           0.0000
007844396                 O                  07/01/36
0

10840323      225/G02     F                  296,000.00         ZZ
                          360                296,000.00         1
                          7.5000             1850.00            80
                          7.2500             1850.00
PHOENIX       AZ 85044    1                  07/06/06           00
0441788411                03                 09/01/06           0.0000
007844403                 O                  08/01/36
0

10840327      225/G02     F                  168,000.00         TX
                          360                167,868.94         1
                          7.2500             1146.06            80
                          7.0000             1146.06
FORT WORTH    TX 76110    5                  07/07/06           00
0441790300                05                 09/01/06           0.0000
007844462                 O                  08/01/36
0

10840331      225/G02     F                  100,000.00         ZZ
                          360                99,918.02          1
                          7.0000             665.31             20
                          6.7500             665.31
LAKEWOOD      NJ 08701    5                  07/17/06           00
0441790755                05                 09/01/06           0.0000
007844505                 N                  08/01/36
0

10840337      225/G02     F                  315,000.00         ZZ
                          360                315,000.00         1
                          7.2500             1903.13            90
                          7.0000             1903.13
HOLSTEIN      IA 51025    5                  07/12/06           12
0441788957                05                 09/01/06           25.0000
007844597                 O                  08/01/36
0

10840345      225/G02     F                  100,000.00         ZZ
                          360                99,879.79          1
                          7.2500             682.18             58
                          7.0000             682.18
LAKEWOOD      NJ 08701    5                  07/10/06           00
0441789237                01                 09/01/06           0.0000
007844623                 N                  08/01/36
0

10840351      225/G02     F                  195,000.00         ZZ
                          360                194,855.28         4
                          7.5000             1363.47            74
                          7.2500             1363.47
COLUMBUS      OH 43017    5                  07/13/06           00
0441789740                05                 09/01/06           0.0000
007844660                 N                  08/01/36
0

10840355      225/G02     F                  85,000.00          ZZ
                          360                84,882.62          1
                          7.8750             616.31             70
                          7.6250             616.31
CHICAGO       IL 60636    5                  06/19/06           00
0441789088                05                 08/01/06           0.0000
007844705                 O                  07/01/36
0

10840359      225/G02     F                  88,000.00          ZZ
                          360                87,939.43          1
                          7.8750             638.07             80
                          7.6250             638.07
LINCOLN       NE 68505    5                  07/03/06           00
0441789625                05                 09/01/06           0.0000
007844799                 O                  08/01/36
0

10840361      225/G02     F                  143,920.00         ZZ
                          360                143,807.73         1
                          7.2500             981.79             80
                          7.0000             981.79
MAGNOLIA      TX 77354    1                  07/10/06           00
0441788320                03                 09/01/06           0.0000
007844801                 O                  08/01/36
0

10840369      225/G02     F                  195,000.00         ZZ
                          360                195,000.00         1
                          7.1250             1157.81            80
                          6.8750             1157.81
NORTHGLENN    CO 80260    5                  07/10/06           00
0441790193                05                 09/01/06           0.0000
007844856                 O                  08/01/36
0

10840371      225/G02     F                  130,400.00         ZZ
                          360                130,303.22         1
                          7.5000             911.78             80
                          7.2500             911.78
VALPARAISO    IN 46383    1                  07/21/06           00
0441788726                05                 09/01/06           0.0000
007844858                 O                  08/01/36
0

10840373      225/G02     F                  118,800.00         ZZ
                          360                118,800.00         1
                          7.1250             705.38             60
                          6.8750             705.38
ROUND ROCK    TX 78717    1                  07/17/06           00
0441790409                03                 09/01/06           0.0000
007844875                 O                  08/01/36
0

10840375      225/G02     F                  77,400.00          ZZ
                          360                77,219.28          1
                          6.8750             508.47             90
                          6.6250             508.47
CHATTANOOGA   TN 37411    1                  06/30/06           04
0441790623                05                 08/01/06           30.0000
007844891                 N                  07/01/36
0

10840387      225/G02     F                  263,500.00         TX
                          360                263,294.44         1
                          7.2500             1797.54            85
                          7.0000             1797.54
COLLEYVILLE   TX 76034    5                  07/13/06           12
0441789138                03                 09/01/06           12.0000
007845022                 O                  08/01/36
0

10840389      225/G02     F                  89,680.00          ZZ
                          360                89,613.44          1
                          7.5000             627.06             80
                          7.2500             627.06
ROCKWALL      TX 75032    1                  07/11/06           00
0441788932                05                 09/01/06           0.0000
007845023                 N                  08/01/36
0

10840395      225/G02     F                  296,250.00         ZZ
                          360                296,250.00         1
                          6.8750             1697.27            75
                          6.6250             1697.27
PELHAM        AL 35124    5                  07/10/06           00
0441789963                05                 09/01/06           0.0000
007845123                 O                  08/01/36
0

10840401      225/G02     F                  144,000.00         ZZ
                          360                144,000.00         1
                          7.1250             855.00             79
                          6.8750             855.00
PINELLAS PARK FL 33782    5                  07/13/06           00
0441788361                05                 09/01/06           0.0000
007845313                 O                  08/01/36
0

10840405      225/G02     F                  225,000.00         ZZ
                          360                224,820.07         4
                          7.1250             1515.87            60
                          6.8750             1515.87
FALL RIVER    MA 02721    5                  07/14/06           00
0441790078                05                 09/01/06           0.0000
007845329                 N                  08/01/36
0

10840407      225/G02     F                  225,000.00         ZZ
                          360                224,820.07         4
                          7.1250             1515.87            60
                          6.8750             1515.87
FALL RIVER    MA 02721    2                  07/14/06           00
0441790136                05                 09/01/06           0.0000
007845330                 N                  08/01/36
0

10840413      225/G02     F                  103,410.00         ZZ
                          360                103,338.83         1
                          7.8750             749.80             90
                          7.6250             749.80
BURKBURNETT   TX 76354    1                  07/13/06           12
0441789435                05                 09/01/06           25.0000
007845760                 O                  08/01/36
0

10840415      225/G02     F                  172,000.00         ZZ
                          360                171,869.11         1
                          7.3750             1187.97            80
                          7.1250             1187.97
HAINES CITY   FL 33844    1                  07/21/06           00
0441790326                03                 09/01/06           0.0000
007845828                 O                  08/01/36
0

10840425      225/G02     F                  80,000.00          ZZ
                          360                79,937.58          1
                          7.2500             545.75             54
                          7.0000             545.75
RICHARDSON    TX 75081    1                  07/17/06           00
0441789401                05                 09/01/06           0.0000
007846272                 O                  08/01/36
0

10840437      225/G02     F                  520,000.00         ZZ
                          360                520,000.00         1
                          7.3750             3195.83            80
                          7.1250             3195.83
CHANDLER      AZ 85225    1                  07/12/06           00
0441789211                03                 09/01/06           0.0000
007572626                 O                  08/01/36
0

10840441      225/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          7.5000             550.00             80
                          7.2500             550.00
TAVARES       FL 32778    1                  07/07/06           00
0441790029                05                 09/01/06           0.0000
007572714                 N                  08/01/36
0

10840445      225/G02     F                  159,600.00         ZZ
                          360                159,459.18         1
                          6.6250             1021.94            80
                          6.3750             1021.94
BRISTOL       CT 06010    1                  07/07/06           00
0441789757                05                 09/01/06           0.0000
007572837                 O                  08/01/36
0

10840447      225/G02     F                  287,200.00         ZZ
                          360                286,750.54         1
                          7.2500             1959.22            80
                          7.0000             1959.22
STATEN ISLAND NY 10303    1                  06/09/06           00
0441789856                09                 08/01/06           0.0000
007827799                 O                  07/01/36
0

10840455      225/G02     F                  244,000.00         ZZ
                          360                243,999.30         1
                          7.2500             1474.17            80
                          7.0000             1474.16
MACOMB        MI 48044    1                  07/10/06           00
0441789534                05                 09/01/06           0.0000
007836860                 O                  08/01/36
0

10840461      225/G02     F                  105,600.00         ZZ
                          360                105,438.79         1
                          7.3750             729.36             80
                          7.1250             729.36
GIBSONIA      PA 15044    5                  06/27/06           00
0441788882                09                 08/01/06           0.0000
007837542                 N                  07/01/36
0

10840465      225/G02     F                  300,000.00         ZZ
                          360                299,777.36         2
                          7.5000             2097.64            80
                          7.2500             2097.64
BRIDGEPORT    CT 06606    2                  06/30/06           00
0441790169                05                 09/01/06           0.0000
007838336                 O                  08/01/36
0

10840483      225/G02     F                  55,000.00          ZZ
                          360                54,850.75          1
                          7.6250             389.29             75
                          7.3750             389.29
CONROE        TX 77302    1                  07/07/06           00
0441788544                03                 08/01/06           0.0000
007843183                 O                  07/01/36
0

10840487      225/G02     F                  155,000.00         ZZ
                          360                155,000.00         1
                          6.8750             888.02             36
                          6.6250             888.02
BEDFORD       MA 01730    5                  06/21/06           00
0441789419                05                 08/01/06           0.0000
007843208                 O                  07/01/36
0

10840489      225/G02     F                  156,000.00         TX
                          360                155,878.30         1
                          7.2500             1064.20            67
                          7.0000             1064.20
HUNTSVILLE    TX 77320    5                  07/06/06           00
0441789336                05                 09/01/06           0.0000
007843211                 O                  08/01/36
0

10840493      225/G02     F                  100,000.00         ZZ
                          360                99,823.04          1
                          6.6250             640.32             35
                          6.3750             640.32
MELROSE PARK  IL 60160    1                  06/30/06           00
0441789104                05                 08/01/06           0.0000
007843249                 O                  07/01/36
0

10840497      225/G02     F                  145,000.00         ZZ
                          360                144,778.66         1
                          7.3750             1001.48            58
                          7.1250             1001.48
HANOVER       MD 21076    5                  06/16/06           00
0441789864                09                 08/01/06           0.0000
007843343                 N                  07/01/36
0

10840503      225/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          7.6250             737.08             80
                          7.3750             737.08
SPOKANE       WA 99201    1                  07/21/06           00
0441788619                05                 09/01/06           0.0000
007843393                 N                  08/01/36
0

10840513      225/G02     F                  85,050.00          ZZ
                          360                84,932.54          3
                          7.8750             616.68             90
                          7.6250             616.68
BRUSH         CO 80723    1                  06/27/06           12
0441789062                05                 08/01/06           25.0000
007843493                 N                  07/01/36
0

10840523      225/G02     F                  254,100.00         ZZ
                          360                254,100.00         2
                          7.2500             1535.19            70
                          7.0000             1535.19
CHICAGO       IL 60629    5                  06/09/06           00
0441788643                05                 08/01/06           0.0000
007842614                 O                  07/01/36
0

10840527      225/G02     F                  117,000.00         ZZ
                          360                116,816.90         1
                          7.2500             798.15             71
                          7.0000             798.15
SANDSTON      VA 23150    5                  06/27/06           00
0441790656                05                 08/01/06           0.0000
007842648                 N                  07/01/36
0

10840529      225/G02     F                  90,000.00          ZZ
                          360                89,929.79          1
                          7.2500             613.96             53
                          7.0000             613.96
MARKHAM       IL 60428    5                  06/30/06           00
0441790862                05                 09/01/06           0.0000
007842711                 O                  08/01/36
0

10840543      225/G02     F                  89,000.00          ZZ
                          360                88,873.96          2
                          7.7500             637.61             66
                          7.5000             637.61
CHICAGO       IL 60617    2                  06/26/06           00
0441789351                05                 08/01/06           0.0000
007842860                 N                  07/01/36
0

10840547      225/G02     F                  178,000.00         ZZ
                          360                177,721.46         1
                          7.2500             1214.27            85
                          7.0000             1214.27
STERLING      CT 06377    5                  06/16/06           04
0441789310                05                 08/01/06           12.0000
007842872                 O                  07/01/36
0

10840551      225/G02     F                  251,100.00         ZZ
                          360                250,726.13         1
                          7.5000             1755.73            90
                          7.2500             1755.73
VIRGINIA BEACHVA 23455    5                  06/23/06           04
0441788965                05                 08/01/06           25.0000
007842900                 O                  07/01/36
0

10840555      225/G02     F                  295,200.00         ZZ
                          360                294,760.47         1
                          7.5000             2064.08            80
                          7.2500             2064.08
CHICAGO       IL 60634    5                  06/22/06           00
0441788387                05                 08/01/06           0.0000
007842916                 O                  07/01/36
0

10840569      225/G02     F                  472,000.00         ZZ
                          360                472,000.00         2
                          7.5000             2950.00            80
                          7.2500             2950.00
HYDE PARK     MA 02136    2                  06/30/06           00
0441788684                05                 09/01/06           0.0000
007842034                 O                  08/01/36
0

10840573      225/G02     F                  236,000.00         ZZ
                          360                235,621.42         1
                          7.1250             1589.98            80
                          6.8750             1589.98
MERRIMAC      MA 01860    1                  06/14/06           00
0441790177                05                 08/01/06           0.0000
007842215                 N                  07/01/36
0

10840575      225/G02     F                  146,000.00         ZZ
                          360                145,716.33         2
                          7.1250             983.63             44
                          6.8750             983.63
OAKLAND PARK  FL 33334    5                  06/29/06           00
0441788601                05                 08/01/06           0.0000
007842235                 N                  07/01/36
0

10840585      225/G02     F                  92,000.00          ZZ
                          360                91,869.72          1
                          7.7500             659.10             64
                          7.5000             659.10
SPRING HILL   FL 34606    5                  06/23/06           00
0441788718                05                 08/01/06           0.0000
007842344                 N                  07/01/36
0

10840587      225/G02     F                  160,800.00         ZZ
                          360                160,542.06         1
                          7.1250             1083.34            80
                          6.8750             1083.34
NEWPORT NEWS  VA 23608    1                  06/29/06           00
0441789187                05                 08/01/06           0.0000
007842358                 O                  07/01/36
0

10840601      225/G02     F                  122,500.00         ZZ
                          360                122,185.90         1
                          7.2500             835.67             65
                          7.0000             835.67
SAINT LOUIS   MO 63143    5                  06/30/06           00
0441788817                05                 08/01/06           0.0000
007842520                 O                  07/01/36
0

10840867      K60/G02     F                  101,250.00         ZZ
                          360                101,177.96         1
                          7.7100             722.57             75
                          7.4600             722.57
CHETEK        WI 54728    1                  07/21/06           00
0441728060                05                 09/01/06           0.0000
0000110033                O                  08/01/36
0

10841389      W68/G02     F                  82,125.00          ZZ
                          360                82,068.49          1
                          7.8750             595.46             75
                          7.6250             595.46
SAN ANTONIO   TX 78250    1                  07/06/06           00
0441720307                03                 09/01/06           0.0000
6065040                   N                  08/01/36
0

10841411      W68/G02     F                  125,520.00         ZZ
                          360                125,424.48         1
                          7.3750             866.94             80
                          7.1250             866.94
NEW ORLEANS   LA 70130    1                  07/17/06           00
0441716669                01                 09/01/06           0.0000
6071829                   O                  08/01/36
0

10841443      313/G02     F                  69,750.00          ZZ
                          360                69,750.00          1
                          8.1250             472.27             75
                          7.8750             472.27
CHARLOTTE     NC 28216    1                  07/13/06           00
0441773686                05                 09/01/06           0.0000
11234382                  N                  08/01/36
0

10841817      X47/G02     F                  108,000.00         ZZ
                          360                107,929.35         1
                          8.1250             801.90             80
                          7.8750             801.90
SHREVEPORT    LA 71105    1                  07/27/06           00
0441744422                05                 09/01/06           0.0000
K19282                    O                  08/01/36
0

10842369      E22/G02     F                  94,500.00          ZZ
                          360                94,428.09          1
                          7.3750             652.69             90
                          7.1250             652.69
ELLISVILLE    MS 39437    4                  07/31/06           04
0470080789                05                 09/01/06           25.0000
0470080789                O                  08/01/36
0

10842443      E22/G02     F                  62,328.00          ZZ
                          360                62,328.00          2
                          8.1250             422.01             80
                          7.8750             422.01
ROCHESTER     NY 14615    1                  08/01/06           00
0429254485                05                 10/01/06           0.0000
0429254485                N                  09/01/36
0

10842507      E22/G02     F                  292,200.00         ZZ
                          360                292,200.00         1
                          7.7500             1887.13            80
                          7.5000             1887.13
CHICAGO       IL 60630    1                  08/01/06           00
0429523731                05                 10/01/06           0.0000
0429523731                O                  09/01/36
0

10842615      E22/G02     F                  173,600.00         ZZ
                          360                173,600.00         1
                          7.2500             1184.26            80
                          7.0000             1184.26
HUNTERSVILLE  NC 28078    1                  07/28/06           00
0429725047                03                 10/01/06           0.0000
0429725047                O                  09/01/36
0

10842617      E22/G02     F                  72,000.00          ZZ
                          360                71,949.01          2
                          7.8750             522.05             80
                          7.6250             522.05
BUCHANAN      MI 49107    1                  08/02/06           00
0429729304                05                 09/01/06           0.0000
0429729304                O                  08/01/36
0

10842627      E22/G02     F                  131,400.00         ZZ
                          360                131,400.00         1
                          8.3750             998.73             90
                          8.1250             998.73
PAPILLION     NE 68046    1                  08/01/06           04
0429746498                05                 10/01/06           25.0000
0429746498                O                  09/01/36
0

10843691      L14/G02     F                  455,000.00         ZZ
                          360                454,214.29         1
                          6.7500             2951.13            67
                          6.5000             2951.13
PHOENIX       AZ 85048    1                  06/22/06           00
0441811577                03                 08/01/06           0.0000
224503279                 O                  07/01/36
0

10843693      L14/G02     F                  460,000.00         ZZ
                          360                459,594.14         1
                          6.6250             2945.44            80
                          6.3750             2945.44
MINNEAPOLIS   MN 55417    1                  07/05/06           00
0441809241                05                 09/01/06           0.0000
227000292                 O                  08/01/36
0

10843711      L14/G02     F                  260,000.00         ZZ
                          360                260,000.00         1
                          6.7500             1462.50            51
                          6.5000             1462.50
GOODYEAR      AZ 85338    1                  07/20/06           00
0441812096                03                 09/01/06           0.0000
281002422                 O                  08/01/36
0

10843917      L20/G02     F                  76,500.00          ZZ
                          360                76,332.27          1
                          8.0000             561.33             90
                          7.7500             561.33
MARSING       ID 83639    1                  07/26/06           04
0441737509                05                 09/01/06           25.0000
12526103                  N                  08/01/36
0

10844373      J49/G02     F                  100,000.00         ZZ
                          360                99,839.59          1
                          7.1250             673.72             45
                          6.8750             673.72
HENDERSON     NV 89015    5                  06/01/06           00
0441740396                05                 08/01/06           0.0000
2060508001                O                  07/01/36
0

10844409      J49/G02     F                  110,000.00         ZZ
                          360                109,814.65         1
                          6.8750             722.62             38
                          6.6250             722.62
MEDFORD       OR 97504    5                  06/08/06           00
0441791605                05                 08/01/06           0.0000
1060428007                N                  07/01/36
0

10844429      J49/G02     F                  405,000.00         T
                          360                404,317.55         1
                          6.8750             2660.56            60
                          6.6250             2660.56
CARPINTERIA   CA 93013    5                  06/12/06           00
0441777240                01                 08/01/06           0.0000
6060523001                O                  07/01/36
0

10845497      E22/G02     F                  68,000.00          ZZ
                          360                68,000.00          2
                          7.8750             493.05             85
                          7.6250             493.05
LAWTON        OK 73507    5                  08/01/06           01
0429783004                05                 10/01/06           17.0000
0429783004                N                  09/01/36
0

10845511      E22/G02     F                  227,000.00         ZZ
                          360                227,000.00         1
                          7.5000             1493.82            76
                          7.2500             1493.82
WOOD DALE     IL 60191    1                  08/02/06           00
0429790066                05                 10/01/06           0.0000
0429790066                O                  09/01/36
0

10845549      E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.7500             1291.67            80
                          7.5000             1291.67
MESA          AZ 85207    1                  07/28/06           00
0429591019                03                 10/01/06           0.0000
0429591019                N                  09/01/36
0

10845575      E22/G02     F                  67,000.00          ZZ
                          360                67,000.00          1
                          7.6250             474.22             41
                          7.3750             474.22
CARSON CITY   NV 89701    1                  07/28/06           00
0429807621                09                 10/01/06           0.0000
0429807621                O                  09/01/36
0

10845715      E22/G01     F                  130,000.00         ZZ
                          360                130,000.00         1
                          7.0000             864.89             73
                          6.7500             864.89
COCONUT CREEK FL 33066    2                  07/28/06           00
0470022757                01                 10/01/06           0.0000
0470022757                O                  09/01/36
0

10845733      E22/G02     F                  272,000.00         ZZ
                          360                272,000.00         1
                          7.2500             1643.33            80
                          7.0000             1643.33
MIAMI         FL 33194    1                  08/02/06           00
0470038274                09                 10/01/06           0.0000
0470038274                O                  09/01/36
0

10845737      E22/G02     F                  240,000.00         ZZ
                          360                240,000.00         3
                          7.5000             1678.11            80
                          7.2500             1678.11
MILLBURY      MA 01527    1                  08/02/06           00
0470040437                05                 10/01/06           0.0000
0470040437                O                  09/01/36
0

10845755      E22/G02     F                  92,800.00          ZZ
                          360                92,800.00          1
                          7.8750             672.86             80
                          7.6250             672.86
SPRING        TX 77381    1                  08/02/06           00
0470049321                03                 10/01/06           0.0000
0470049321                N                  09/01/36
0

10845767      E22/G02     F                  122,400.00         ZZ
                          360                122,400.00         1
                          8.0000             898.13             80
                          7.7500             898.13
FRUITA        CO 81521    1                  08/02/06           00
0470058033                03                 10/01/06           0.0000
0470058033                N                  09/01/36
0

10845825      E22/G01     F                  75,000.00          ZZ
                          360                75,000.00          1
                          7.1250             505.29             35
                          6.8750             505.29
WEST JORDAN   UT 84084    1                  07/28/06           00
0470127242                01                 10/01/06           0.0000
0470127242                O                  09/01/36
0

10845837      E22/G02     F                  55,710.00          ZZ
                          360                55,710.00          2
                          7.8750             365.60             90
                          7.6250             365.60
KALAMAZOO     MI 49001    1                  08/02/06           01
0470166877                05                 10/01/06           25.0000
0470166877                N                  09/01/36
0

10845873      E22/G01     F                  236,250.00         ZZ
                          360                236,046.60         1
                          6.7500             1532.31            75
                          6.5000             1532.31
OREGON CITY   OR 97045    5                  07/20/06           00
0429451859                03                 09/01/06           0.0000
0429451859                O                  08/01/36
0

10847135      369/G02     F                  172,000.00         ZZ
                          360                171,730.85         1
                          7.2500             1173.34            80
                          7.0000             1173.34
WESTBROOK     ME 04092    1                  06/30/06           00
0441813227                05                 08/01/06           0.0000
80897762                  O                  07/01/36
0

10847139      369/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          7.6250             635.42             80
                          7.3750             635.42
EAGLE PASS    TX 78852    1                  06/27/06           00
0441790888                05                 08/01/06           0.0000
80905375                  O                  07/01/36
0

10847143      369/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          7.0000             1073.33            80
                          6.7500             1073.33
NORTH MIAMI   FL 33181    1                  06/27/06           00
0441813177                05                 08/01/06           0.0000
80911779                  O                  07/01/36
0

10847153      369/G02     F                  560,000.00         ZZ
                          360                560,000.00         1
                          7.2500             3383.33            80
                          7.0000             3383.33
MIAMI SHORES  FL 33138    1                  06/30/06           00
0441815891                05                 08/01/06           0.0000
80932155                  O                  07/01/36
0

10847163      369/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          8.0000             880.00             80
                          7.7500             880.00
SAINT PETERSBUFL 33711    1                  07/07/06           00
0441816410                05                 09/01/06           0.0000
80950421                  O                  08/01/36
0

10847191      J49/G02     F                  650,000.00         ZZ
                          360                650,000.00         1
                          7.0000             3791.67            45
                          6.7500             3791.67
LAHAINA       HI 96761    5                  07/05/06           00
0441746468                20                 09/01/06           0.0000
1406050800                N                  08/01/36
0

10847239      J49/G02     F                  208,000.00         ZZ
                          360                207,649.52         1
                          6.8750             1366.41            80
                          6.6250             1366.41
ARVADA        CO 80005    5                  06/16/06           00
0441741634                05                 08/01/06           0.0000
6060508002                O                  07/01/36
0

10847263      J49/G02     F                  175,000.00         ZZ
                          360                174,705.10         1
                          6.8750             1149.63            59
                          6.6250             1149.63
SIMI VALLEY   CA 93063    5                  06/21/06           00
0441776697                01                 08/01/06           0.0000
6060531002                N                  07/01/36
0

10847485      AB4/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          7.6250             707.79             39
                          7.3750             707.79
WORCESTER     MA 01602    1                  08/02/06           00
0441735453                05                 10/01/06           0.0000
12537494                  O                  09/01/36
0

10847505      J49/G02     F                  83,200.00          ZZ
                          360                83,200.00          1
                          7.1250             494.00             80
                          6.8750             494.00
LAS VEGAS     NV 89101    1                  06/09/06           00
0441746815                09                 08/01/06           0.0000
2060516000                O                  07/01/36
0

10847735      J49/G02     F                  725,000.00         ZZ
                          360                724,420.23         1
                          7.1250             4884.46            70
                          6.8750             4884.46
DANA POINT    CA 92629    5                  07/14/06           00
0441800174                03                 09/01/06           0.0000
60609629001               O                  08/01/36
0

10847835      X47/G02     F                  111,850.00         ZZ
                          360                111,769.04         1
                          7.6250             791.67             80
                          7.3750             791.67
CROWLEY       TX 76036    1                  07/27/06           00
0441741147                03                 09/01/06           0.0000
K19190                    N                  08/01/36
0

10849713      E22/G02     F                  360,000.00         ZZ
                          360                360,000.00         4
                          7.5000             2250.00            80
                          7.2500             2250.00
IRVINGTON     NJ 07111    1                  08/03/06           00
0429307200                05                 10/01/06           0.0000
0429307200                O                  09/01/36
0

10849807      E22/G02     F                  156,000.00         ZZ
                          360                156,000.00         1
                          7.5000             1090.77            80
                          7.2500             1090.77
SOUTHFIELD    MI 48075    1                  08/03/06           00
0429711765                05                 10/01/06           0.0000
0429711765                O                  09/01/36
0

10849849      E22/G02     F                  99,000.00          ZZ
                          360                99,000.00          1
                          7.2500             675.35             77
                          7.0000             675.35
GREAT FALLS   MT 59404    1                  08/02/06           00
0429781057                05                 10/01/06           0.0000
0429781057                O                  09/01/36
0

10849861      E22/G02     F                  78,000.00          ZZ
                          360                78,000.00          1
                          7.6250             552.08             48
                          7.3750             552.08
SIOUX FALLS   SD 57107    1                  08/03/06           00
0429791924                05                 10/01/06           0.0000
0429791924                O                  09/01/36
0

10849887      E22/G02     F                  112,400.00         ZZ
                          360                112,400.00         1
                          7.3750             776.32             80
                          7.1250             776.32
ALLEN PARK    MI 48101    1                  08/03/06           00
0429838436                05                 10/01/06           0.0000
0429838436                O                  09/01/36
0

10849953      E22/G02     F                  124,800.00         ZZ
                          360                124,800.00         1
                          7.5000             872.62             80
                          7.2500             872.62
NEW PARIS     IN 46553    1                  08/03/06           00
0470069071                05                 10/01/06           0.0000
0470069071                O                  09/01/36
0

10849963      E22/G02     F                  162,500.00         ZZ
                          360                162,500.00         1
                          7.2500             981.77             65
                          7.0000             981.77
LAKEWOOD      CO 80227    1                  08/03/06           00
0470073990                03                 10/01/06           0.0000
0470073990                N                  09/01/36
0

10849999      E22/G02     F                  100,000.00         ZZ
                          360                99,936.23          1
                          8.2500             751.27             80
                          8.0000             751.27
LITITZ        PA 17543    1                  08/03/06           00
0470134453                07                 09/01/06           0.0000
0470134453                N                  08/01/36
0

10850013      E22/G02     F                  117,760.00         ZZ
                          360                117,760.00         1
                          8.0000             864.08             80
                          7.7500             864.08
MINDEN        NE 68959    1                  08/03/06           00
0470178666                05                 10/01/06           0.0000
0470178666                O                  09/01/36
0

10850371      225/225     F                  109,800.00         T
                          360                109,800.00         1
                          7.0000             640.50             76
                          6.7500             640.50
ST AUGUSTINE  FL 32084    2                  07/10/06           00
006331709                 01                 09/01/06           0.0000
006331709                 O                  08/01/36
0

10850373      225/225     F                  650,000.00         ZZ
                          360                650,000.00         1
                          6.5000             3520.83            57
                          6.2500             3520.83
MC LEAN       VA 22101    5                  07/18/06           00
006331923                 05                 09/01/06           0.0000
006331923                 O                  08/01/36
0

10850383      225/225     F                  133,000.00         ZZ
                          360                132,893.64         1
                          7.1250             896.05             62
                          6.8750             896.05
SLATINGTON    PA 18080    5                  06/30/06           00
006333043                 05                 09/01/06           0.0000
006333043                 O                  08/01/36
0

10850387      225/225     F                  169,900.00         ZZ
                          360                169,900.00         1
                          6.8750             973.39             46
                          6.6250             973.39
MARTINSVILLE  IN 46151    1                  07/21/06           00
006333886                 05                 09/01/06           0.0000
006333886                 O                  08/01/36
0

10850389      225/225     F                  600,000.00         ZZ
                          360                599,554.71         1
                          7.5000             4195.29            80
                          7.2500             4195.29
PALM CITY     FL 34990    1                  07/21/06           00
006333908                 05                 09/01/06           0.0000
006333908                 O                  08/01/36
0

10850391      225/225     F                  166,600.00         ZZ
                          360                166,456.56         1
                          6.7500             1080.56            60
                          6.5000             1080.56
RICHMOND      VA 23238    5                  06/30/06           00
006334201                 05                 09/01/06           0.0000
006334201                 O                  08/01/36
0

10850393      225/225     F                  110,000.00         ZZ
                          360                109,905.29         1
                          6.7500             713.46             53
                          6.5000             713.46
BYRON         GA 31008    1                  07/11/06           00
006334269                 05                 09/01/06           0.0000
006334269                 O                  08/01/36
0

10850401      225/225     F                  103,500.00         ZZ
                          360                103,430.55         1
                          8.0000             759.45             90
                          7.7500             759.45
TAMPA         FL 33610    1                  07/20/06           10
006335193                 05                 09/01/06           25.0000
006335193                 N                  08/01/36
0

10850405      225/225     F                  104,400.00         ZZ
                          360                104,312.30         1
                          6.8750             685.83             80
                          6.6250             685.83
TALLAHASSEE   FL 32301    1                  07/26/06           00
006335688                 03                 09/01/06           0.0000
006335688                 N                  08/01/36
0

10850417      225/225     F                  87,120.00          ZZ
                          360                87,053.70          1
                          7.3750             601.72             80
                          7.1250             601.72
MOCKSVILLE    NC 27028    1                  07/20/06           00
006336268                 05                 09/01/06           0.0000
006336268                 O                  08/01/36
0

10850419      225/225     F                  71,200.00          ZZ
                          360                71,152.22          1
                          8.0000             522.44             80
                          7.7500             522.44
SAINT PETERSBUFL 33701    5                  07/14/06           00
006336433                 01                 09/01/06           0.0000
006336433                 O                  08/01/36
0

10850421      225/225     F                  131,000.00         ZZ
                          360                130,892.62         1
                          7.0000             871.55             28
                          6.7500             871.55
TAMARAC       FL 33321    5                  07/18/06           00
006336460                 03                 09/01/06           0.0000
006336460                 O                  08/01/36
0

10850427      225/225     F                  156,000.00         ZZ
                          360                156,000.00         1
                          8.0000             1040.00            80
                          7.7500             1040.00
ASBURY PARK   NJ 07712    5                  07/19/06           00
006337087                 05                 09/01/06           0.0000
006337087                 N                  08/01/36
0

10850433      225/225     F                  79,100.00          ZZ
                          360                79,035.17          1
                          7.0000             526.25             70
                          6.7500             526.25
GOOSE CREEK   SC 29445    5                  07/21/06           00
006337342                 05                 09/01/06           0.0000
006337342                 N                  08/01/36
0

10850437      225/225     F                  86,400.00          ZZ
                          360                86,334.26          1
                          7.3750             596.74             80
                          7.1250             596.74
GOOSE CREEK   SC 29445    5                  07/21/06           00
006337522                 05                 09/01/06           0.0000
006337522                 O                  08/01/36
0

10850439      225/225     F                  576,000.00         ZZ
                          360                575,561.71         1
                          7.3750             3978.29            80
                          7.1250             3978.29
SAINT PETERSBUFL 33709    5                  07/18/06           00
006337807                 05                 09/01/06           0.0000
006337807                 O                  08/01/36
0

10850443      225/225     F                  76,720.00          ZZ
                          360                76,661.62          1
                          7.3750             529.89             80
                          7.1250             529.89
MYRTLE BEACH  SC 29579    1                  07/20/06           00
006338004                 01                 09/01/06           0.0000
006338004                 O                  08/01/36
0

10850449      225/225     F                  118,600.00         ZZ
                          360                118,490.48         1
                          6.8750             779.12             50
                          6.6250             779.12
UPPER MARLBOROMD 20772    1                  07/25/06           00
006338293                 09                 09/01/06           0.0000
006338293                 O                  08/01/36
0

10850451      225/225     F                  396,000.00         ZZ
                          360                395,659.05         1
                          6.7500             2568.45            80
                          6.5000             2568.45
ARLINGTON     VA 22206    5                  07/24/06           00
006338312                 03                 09/01/06           0.0000
006338312                 O                  08/01/36
0

10850453      225/225     F                  83,000.00          ZZ
                          360                82,935.25          1
                          7.2500             566.21             60
                          7.0000             566.21
MIAMI         FL 33125    5                  07/25/06           00
006338469                 01                 09/01/06           0.0000
006338469                 O                  08/01/36
0

10850457      225/225     F                  465,000.00         ZZ
                          360                464,646.17         1
                          7.3750             3211.64            70
                          7.1250             3211.64
SAPPHIRE      NC 28774    1                  07/26/06           00
006339331                 03                 09/01/06           0.0000
006339331                 O                  08/01/36
0

10850461      225/225     F                  88,200.00          ZZ
                          360                88,134.54          1
                          7.5000             616.71             90
                          7.2500             616.71
DARBY         PA 19023    1                  07/20/06           10
006341213                 05                 09/01/06           25.0000
006341213                 O                  08/01/36
0

10850469      225/225     F                  112,000.00         ZZ
                          360                111,893.73         1
                          6.2500             689.60             62
                          6.0000             689.60
MATTHEWS      NC 28105    1                  07/25/06           00
008977932                 03                 09/01/06           0.0000
008977932                 O                  08/01/36
0

10850471      225/225     F                  226,800.00         TX
                          360                226,800.00         1
                          6.8750             1299.38            60
                          6.6250             1299.38
HOUSTON       TX 77027    5                  07/25/06           00
008978202                 05                 09/01/06           0.0000
008978202                 N                  08/01/36
0

10850473      225/225     F                  97,650.00          ZZ
                          360                97,569.95          1
                          7.0000             649.67             70
                          6.7500             649.67
KING          NC 27021    1                  07/26/06           00
008978986                 05                 09/01/06           0.0000
008978986                 O                  08/01/36
0

10850481      225/225     F                  78,000.00          ZZ
                          360                78,000.00          1
                          7.0000             455.00             80
                          6.7500             455.00
LAUDERHILL    FL 33313    5                  06/28/06           00
003961708                 09                 08/01/06           0.0000
003961708                 N                  07/01/36
0

10850483      225/225     F                  78,000.00          ZZ
                          360                78,000.00          1
                          7.0000             455.00             80
                          6.7500             455.00
LAUDERHILL    FL 33313    5                  06/28/06           00
003961852                 09                 08/01/06           0.0000
003961852                 N                  07/01/36
0

10850485      225/225     F                  80,000.00          ZZ
                          360                80,000.00          1
                          7.0000             466.67             80
                          6.7500             466.67
LAUDERHILL    FL 33313    5                  06/28/06           00
003961890                 09                 08/01/06           0.0000
003961890                 N                  07/01/36
0

10850487      225/225     F                  320,000.00         T
                          360                319,731.16         1
                          6.8750             2102.17            62
                          6.6250             2102.17
PEACHTREE CITYGA 30269    1                  07/07/06           00
003962184                 05                 09/01/06           0.0000
003962184                 O                  08/01/36
0

10850491      225/225     F                  180,000.00         ZZ
                          360                179,696.69         1
                          6.8750             1182.47            80
                          6.6250             1182.47
LAWRENCEVILLE GA 30044    1                  06/26/06           00
003963842                 03                 08/01/06           0.0000
003963842                 O                  07/01/36
0

10850493      225/225     F                  117,000.00         ZZ
                          360                116,802.84         1
                          6.8750             768.61             60
                          6.6250             768.61
GULFPORT      FL 33711    1                  06/29/06           00
003964894                 05                 08/01/06           0.0000
003964894                 O                  07/01/36
0

10850501      225/225     F                  65,000.00          ZZ
                          360                64,951.76          1
                          7.5000             454.49             70
                          7.2500             454.49
PETAL         MS 39465    5                  06/30/06           00
003966786                 05                 09/01/06           0.0000
003966786                 O                  08/01/36
0

10850505      225/225     F                  368,000.00         ZZ
                          360                367,379.89         1
                          6.8750             2417.50            80
                          6.6250             2417.50
OXFORD        NC 27565    1                  06/30/06           00
005999353                 05                 08/01/06           0.0000
005999353                 O                  07/01/36
0

10850519      225/225     F                  538,400.00         ZZ
                          360                537,924.99         1
                          6.6250             3447.43            80
                          6.3750             3447.43
EVANS         GA 30809    1                  07/05/06           00
006325488                 05                 09/01/06           0.0000
006325488                 O                  08/01/36
0

10850525      225/225     F                  100,000.00         ZZ
                          360                99,717.13          1
                          6.8750             656.93             37
                          6.6250             656.93
HOLLYWOOD     FL 33021    1                  07/24/06           00
006327164                 05                 09/01/06           0.0000
006327164                 O                  08/01/36
0

10850533      225/225     F                  105,300.00         ZZ
                          360                105,113.67         1
                          7.0000             700.56             78
                          6.7500             700.56
ORLANDO       FL 32808    5                  06/30/06           00
006328409                 03                 08/01/06           0.0000
006328409                 N                  07/01/36
0

10850545      225/225     F                  204,000.00         ZZ
                          360                204,000.00         1
                          6.8750             1168.75            53
                          6.6250             1168.75
COLLEGEVILLE  PA 19426    5                  06/22/06           00
006328710                 03                 08/01/06           0.0000
006328710                 O                  07/01/36
0

10850551      225/225     F                  156,000.00         ZZ
                          360                155,761.86         1
                          7.3750             1077.45            56
                          7.1250             1077.45
CONCORD       NC 28027    5                  06/26/06           00
006330545                 05                 08/01/06           0.0000
006330545                 O                  07/01/36
0

10851075      Z91/G02     F                  350,000.00         ZZ
                          360                349,740.25         1
                          7.5000             2447.25            67
                          7.2500             2447.25
SALT LAKE CITYUT 84121    1                  07/31/06           00
0441734886                05                 09/01/06           0.0000
1060626001                O                  08/01/36
0

10851165      X89/G02     F                  120,800.00         ZZ
                          360                120,720.99         1
                          8.1250             896.93             80
                          7.8750             896.93
RALEIGH       NC 27603    2                  07/19/06           00
0441737392                05                 09/01/06           0.0000
3063476                   O                  08/01/36
0

10851367      P01/G02     F                  138,800.00         ZZ
                          360                138,691.72         1
                          7.2500             946.86             80
                          7.0000             946.86
CASTLETON ON HNY 12033    1                  07/27/06           00
0441748837                05                 09/01/06           0.0000
06002449                  O                  08/01/36
0

10851401      313/G01     F                  105,600.00         ZZ
                          360                105,521.62         1
                          7.5000             738.38             80
                          7.2500             738.38
DAWSONVILLE   GA 30534    1                  07/31/06           00
0441734530                05                 09/01/06           0.0000
11198595                  O                  08/01/36
0

10852699      E22/G02     F                  151,600.00         ZZ
                          360                151,600.00         1
                          7.5000             1060.01            80
                          7.2500             1060.01
ROANOKE       VA 24015    1                  08/04/06           00
0470000126                05                 10/01/06           0.0000
0470000126                O                  09/01/36
0

10852713      E22/G02     F                  76,500.00          ZZ
                          360                76,500.00          1
                          7.5000             534.90             85
                          7.2500             534.90
HOUSTON       TX 77036    1                  08/04/06           04
0470014085                01                 10/01/06           20.0000
0470014085                N                  09/01/36
0

10852733      E22/G02     F                  148,800.00         ZZ
                          360                148,800.00         1
                          7.3750             1027.72            80
                          7.1250             1027.72
ROY           UT 84067    2                  08/04/06           00
0470032301                05                 10/01/06           0.0000
0470032301                O                  09/01/36
0

10852747      E22/G02     F                  114,000.00         ZZ
                          360                114,000.00         1
                          7.3750             700.63             80
                          7.1250             700.63
MARIETTA      GA 30060    1                  08/04/06           00
0470046038                05                 10/01/06           0.0000
0470046038                O                  09/01/36
0

10852755      E22/G02     F                  192,800.00         ZZ
                          360                192,800.00         1
                          7.1250             1298.93            80
                          6.8750             1298.93
ROSEMOUNT     MN 55068    1                  08/04/06           00
0470050956                05                 10/01/06           0.0000
0470050956                O                  09/01/36
0

10852767      E22/G02     F                  448,000.00         ZZ
                          360                448,000.00         1
                          7.8750             2940.00            80
                          7.6250             2940.00
MIAMI BEACH   FL 33140    1                  08/04/06           00
0470065426                06                 10/01/06           0.0000
0470065426                O                  09/01/36
0

10852783      E22/G02     F                  98,400.00          ZZ
                          360                98,400.00          1
                          8.3750             747.91             80
                          8.1250             747.91
DETROIT       MI 48235    1                  08/04/06           00
0470068834                05                 10/01/06           0.0000
0470068834                N                  09/01/36
0

10852809      E22/G02     F                  66,000.00          ZZ
                          360                66,000.00          1
                          8.1250             490.05             77
                          7.8750             490.05
KATY          TX 77449    1                  08/01/06           00
0470098997                03                 10/01/06           0.0000
0470098997                O                  09/01/36
0

10852847      E22/G01     F                  99,100.00          ZZ
                          360                99,100.00          1
                          6.8750             651.02             80
                          6.6250             651.02
DENVER        CO 80220    1                  08/04/06           00
0470139874                08                 10/01/06           0.0000
0470139874                O                  09/01/36
0

10852859      E22/G02     F                  231,920.00         ZZ
                          360                231,920.00         1
                          7.3750             1504.82            80
                          7.1250             1504.82
PHILADELPHIA  PA 19116    1                  08/04/06           00
0470148552                01                 10/01/06           0.0000
0470148552                O                  09/01/36
0

10852863      E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          8.0000             533.33             80
                          7.7500             533.33
LITHONIA      GA 30058    1                  08/04/06           00
0470157769                05                 10/01/06           0.0000
0470157769                N                  09/01/36
0

10852949      E22/G02     F                  51,200.00          ZZ
                          360                51,200.00          2
                          7.8750             371.24             80
                          7.6250             371.24
ROCHESTER     NY 14613    1                  08/04/06           00
0429315922                05                 10/01/06           0.0000
0429315922                N                  09/01/36
0

10852963      E22/G02     F                  84,800.00          ZZ
                          360                84,800.00          2
                          8.3750             591.83             80
                          8.1250             591.83
GRAND RAPIDS  MI 49503    1                  08/04/06           00
0429361876                05                 10/01/06           0.0000
0429361876                N                  09/01/36
0

10852967      E22/G02     F                  101,488.00         ZZ
                          360                101,488.00         1
                          7.6250             718.33             80
                          7.3750             718.33
ARLINGTON     TX 76002    1                  08/04/06           00
0429387129                03                 10/01/06           0.0000
0429387129                O                  09/01/36
0

10853041      E22/G02     F                  55,500.00          ZZ
                          360                55,500.00          1
                          8.3750             421.84             75
                          8.1250             421.84
CINCINNATI    OH 45251    1                  08/04/06           00
0429611940                05                 10/01/06           0.0000
0429611940                N                  09/01/36
0

10853141      E22/G02     F                  142,400.00         ZZ
                          360                142,400.00         1
                          7.7500             919.67             80
                          7.5000             919.67
APOPKA        FL 32703    1                  08/04/06           00
0429734452                09                 09/01/06           0.0000
0429734452                N                  08/01/36
0

10853161      E22/G02     F                  68,800.00          ZZ
                          360                68,800.00          1
                          7.8750             451.50             80
                          7.6250             451.50
CONYERS       GA 30012    1                  08/04/06           00
0429750748                09                 10/01/06           0.0000
0429750748                N                  09/01/36
0

10853163      E22/G01     F                  239,200.00         ZZ
                          360                239,200.00         1
                          6.6250             1531.62            80
                          6.3750             1531.62
BELLINGHAM    WA 98229    1                  08/03/06           00
0429751688                03                 10/01/06           0.0000
0429751688                O                  09/01/36
0

10853173      E22/G01     F                  182,000.00         ZZ
                          360                182,000.00         1
                          7.5000             1272.57            80
                          7.2500             1272.57
SAINT PETERSBUFL 33713    1                  08/04/06           00
0429755564                05                 10/01/06           0.0000
0429755564                O                  09/01/36
0

10853213      E22/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          7.5000             825.00             80
                          7.2500             825.00
GRANTS PASS   OR 97526    1                  08/01/06           00
0429792435                05                 09/01/06           0.0000
0429792435                O                  08/01/36
0

10853251      E22/G02     F                  135,000.00         ZZ
                          360                135,000.00         1
                          7.5000             943.94             70
                          7.2500             943.94
ROCKY RIVER   OH 44116    5                  08/03/06           00
0429828544                05                 10/01/06           0.0000
0429828544                N                  09/01/36
0

10853265      E22/G02     F                  85,000.00          ZZ
                          360                84,933.69          1
                          7.2500             579.85             40
                          7.0000             579.85
SULPHUR       LA 70665    5                  07/28/06           00
0429835424                05                 09/01/06           0.0000
0429835424                O                  08/01/36
0

10853275      E22/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          7.3750             911.69             80
                          7.1250             911.69
CALEDONIA     MI 49316    2                  07/31/06           00
0429843097                05                 10/01/06           0.0000
0429843097                O                  09/01/36
0

10853279      E22/G02     F                  176,800.00         ZZ
                          360                176,800.00         1
                          7.2500             1206.09            80
                          7.0000             1206.09
WALLA WALLA   WA 99362    1                  08/02/06           00
0429846686                05                 10/01/06           0.0000
0429846686                N                  09/01/36
0

10855241      A52/G02     F                  107,200.00         ZZ
                          360                107,200.00         1
                          7.0000             713.20             80
                          6.7500             713.20
WINDER        GA 30680    2                  08/02/06           00
0441774155                05                 10/01/06           0.0000
40868                     O                  09/01/36
0

10855275      Y80/G02     F                  228,000.00         ZZ
                          360                228,000.00         1
                          7.7500             1472.50            80
                          7.5000             1472.50
SEATTLE       WA 98144    1                  07/28/06           00
0441740321                01                 09/01/06           0.0000
11117057                  O                  08/01/36
0

10855291      825/G02     F                  160,800.00         ZZ
                          360                160,800.00         1
                          7.2500             971.50             80
                          7.0000             971.50
BRECKENRIDGE  CO 80424    1                  08/01/06           00
0441737467                01                 10/01/06           0.0000
102-S6                    O                  09/01/36
0

10855433      Z54/G02     F                  170,000.00         ZZ
                          360                169,870.64         1
                          7.3750             1174.15            58
                          7.1250             1174.15
LAND O' LAKES FL 34638    5                  07/25/06           00
0441745031                03                 09/01/06           0.0000
10494                     N                  08/01/36
0

10855647      253/253     F                  126,878.00         ZZ
                          360                126,797.09         1
                          8.2500             953.20             80
                          8.0000             953.20
GREENWOOD     IN 46143    1                  07/21/06           00
669497                    03                 09/01/06           0.0000
669497                    O                  08/01/36
0

10855899      E22/G01     F                  118,750.00         ZZ
                          360                118,750.00         2
                          6.8750             780.10             52
                          6.6250             780.10
MARYSVILLE    CA 95901    5                  07/31/06           00
0429760382                05                 10/01/06           0.0000
0429760382                O                  09/01/36
0

10855933      E22/G02     F                  164,000.00         ZZ
                          360                164,000.00         1
                          7.5000             1025.00            80
                          7.2500             1025.00
MIAMI         FL 33174    2                  08/01/06           00
0429787633                01                 10/01/06           0.0000
0429787633                O                  09/01/36
0

10855957      E22/G01     F                  144,000.00         ZZ
                          360                144,000.00         1
                          7.5000             1006.87            90
                          7.2500             1006.87
THORSBY       AL 35171    5                  08/02/06           10
0429815053                05                 10/01/06           25.0000
0429815053                O                  09/01/36
0

10855969      E22/G01     F                  173,500.00         ZZ
                          360                173,500.00         1
                          6.8750             1139.77            50
                          6.6250             1139.77
LAKE TAPPS    WA 98391    5                  08/01/06           00
0429824733                03                 10/01/06           0.0000
0429824733                O                  09/01/36
0

10855995      E22/G02     F                  139,750.00         ZZ
                          360                139,750.00         2
                          7.1250             829.77             65
                          6.8750             829.77
DUPONT        CO 80022    5                  08/01/06           00
0429853690                05                 10/01/06           0.0000
0429853690                N                  09/01/36
0

10856007      E22/G01     F                  192,000.00         ZZ
                          360                192,000.00         2
                          7.0000             1277.38            80
                          6.7500             1277.38
OLYMPIA       WA 98506    5                  08/01/06           00
0429871346                05                 10/01/06           0.0000
0429871346                O                  09/01/36
0

10856011      E22/G02     F                  151,200.00         ZZ
                          360                151,200.00         1
                          6.8750             866.25             80
                          6.6250             866.25
HOUSTON       TX 77007    1                  08/04/06           00
0470001462                09                 10/01/06           0.0000
0470001462                O                  09/01/36
0

10856013      E22/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          7.6250             1169.17            80
                          7.3750             1169.17
ARLINGTON     TN 38002    1                  08/07/06           00
0470001579                05                 10/01/06           0.0000
0470001579                O                  09/01/36
0

10856019      E22/G02     F                  133,200.00         ZZ
                          360                133,200.00         1
                          7.0000             777.00             80
                          6.7500             777.00
NOBLESVILLE   IN 46062    1                  08/04/06           00
0470005299                03                 10/01/06           0.0000
0470005299                N                  09/01/36
0

10856035      E22/G02     F                  145,600.00         ZZ
                          360                145,600.00         1
                          7.6250             1030.55            80
                          7.3750             1030.55
JOHNSON CITY  TN 37601    1                  08/07/06           00
0470017278                05                 10/01/06           0.0000
0470017278                O                  09/01/36
0

10856047      E22/G01     F                  100,800.00         ZZ
                          360                100,800.00         1
                          6.8750             662.18             80
                          6.6250             662.18
WILLIAMSTON   MI 48895    1                  08/07/06           00
0470022179                05                 10/01/06           0.0000
0470022179                O                  09/01/36
0

10856057      E22/G02     F                  116,900.00         ZZ
                          360                116,900.00         1
                          7.3750             718.45             80
                          7.1250             718.45
ROUND ROCK    TX 78664    1                  08/02/06           00
0470026428                05                 09/01/06           0.0000
0470026428                N                  08/01/36
0

10856067      E22/G02     F                  90,000.00          ZZ
                          360                90,000.00          1
                          7.2500             613.96             72
                          7.0000             613.96
FORT LAUDERDALFL 33311    5                  08/02/06           00
0470032103                05                 10/01/06           0.0000
0470032103                O                  09/01/36
0

10856081      E22/G02     F                  139,920.00         ZZ
                          360                139,920.00         1
                          7.6250             889.08             80
                          7.3750             889.08
MANCHESTER    CT 06040    1                  08/02/06           00
0470038969                05                 10/01/06           0.0000
0470038969                N                  09/01/36
0

10856089      E22/G02     F                  50,000.00          ZZ
                          360                50,000.00          1
                          8.0000             366.88             76
                          7.7500             366.88
JACKSON       MI 49203    1                  08/04/06           00
0470045030                05                 10/01/06           0.0000
0470045030                O                  09/01/36
0

10856099      E22/G02     F                  176,000.00         ZZ
                          360                176,000.00         1
                          7.2500             1200.63            80
                          7.0000             1200.63
FRIENDSWOOD   TX 77546    1                  08/07/06           00
0470051095                03                 10/01/06           0.0000
0470051095                N                  09/01/36
0

10856107      E22/G02     F                  65,600.00          ZZ
                          360                65,559.22          2
                          8.3750             498.61             80
                          8.1250             498.61
ESCANABA      MI 49829    1                  08/07/06           00
0470052341                05                 09/01/06           0.0000
0470052341                N                  08/01/36
0

10856139      E22/G02     F                  163,200.00         ZZ
                          360                163,200.00         1
                          7.3750             1003.00            80
                          7.1250             1003.00
COLORADO SPRINCO 80909    1                  08/07/06           00
0470076761                05                 10/01/06           0.0000
0470076761                O                  09/01/36
0

10856149      E22/G02     F                  268,000.00         ZZ
                          360                268,000.00         2
                          7.5000             1675.00            80
                          7.2500             1675.00
WEST HARTFORD CT 06119    2                  08/01/06           00
0428473847                05                 10/01/06           0.0000
0428473847                O                  09/01/36
0

10856163      E22/G02     F                  335,000.00         ZZ
                          360                335,000.00         1
                          7.5000             2093.75            78
                          7.2500             2093.75
LAKELAND      MN 55043    1                  08/07/06           00
0428943641                05                 10/01/06           0.0000
0428943641                O                  09/01/36
0

10856175      E22/G01     F                  236,000.00         ZZ
                          360                236,000.00         1
                          6.8750             1550.35            77
                          6.6250             1550.35
ORMOND BEACH  FL 32174    2                  08/02/06           00
0429160187                05                 10/01/06           0.0000
0429160187                O                  09/01/36
0

10856195      E22/G02     F                  192,000.00         ZZ
                          360                192,000.00         1
                          7.5000             1342.49            80
                          7.2500             1342.49
SPOKANE       WA 99203    1                  08/03/06           00
0429299563                05                 10/01/06           0.0000
0429299563                O                  09/01/36
0

10856219      E22/G02     F                  125,600.00         ZZ
                          360                125,600.00         1
                          6.7500             814.64             80
                          6.5000             814.64
CURTICE       OH 43412    2                  08/02/06           00
0470079666                05                 10/01/06           0.0000
0470079666                O                  09/01/36
0

10856235      E22/G02     F                  190,400.00         ZZ
                          360                190,400.00         1
                          7.2500             1298.86            80
                          7.0000             1298.86
CHICAGO       IL 60644    5                  08/02/06           00
0470089160                05                 10/01/06           0.0000
0470089160                O                  09/01/36
0

10856245      E22/G02     F                  59,500.00          ZZ
                          360                59,500.00          1
                          8.3750             452.24             85
                          8.1250             452.24
CRYSTAL SPRINGMS 39059    5                  08/01/06           01
0470102344                05                 10/01/06           12.0000
0470102344                O                  09/01/36
0

10856247      E22/G02     F                  91,120.00          ZZ
                          360                91,120.00          4
                          8.2500             684.55             80
                          8.0000             684.55
COLUMBUS      OH 43223    1                  08/07/06           00
0470106345                05                 10/01/06           0.0000
0470106345                N                  09/01/36
0

10856253      E22/G02     F                  104,000.00         ZZ
                          360                67,320.00          1
                          7.3750             718.30             60
                          7.1250             718.30
BYRON         MI 48418    5                  08/02/06           00
0470111345                05                 10/01/06           0.0000
0470111345                O                  09/01/36
0

10856261      E22/G02     F                  215,000.00         ZZ
                          360                215,000.00         1
                          7.3750             1484.95            59
                          7.1250             1484.95
BAKER CITY    OR 97814    1                  08/03/06           00
0470120122                05                 10/01/06           0.0000
0470120122                O                  09/01/36
0

10856295      E22/G01     F                  171,750.00         ZZ
                          360                171,750.00         1
                          6.3750             1071.50            75
                          6.1250             1071.50
BRISTOL       PA 19007    1                  08/04/06           00
0470145194                05                 10/01/06           0.0000
0470145194                O                  09/01/36
0

10856297      E22/G02     F                  112,388.00         ZZ
                          360                112,388.00         1
                          7.8750             814.89             80
                          7.6250             814.89
COLLEGE STATIOTX 77845    1                  08/07/06           00
0470145905                03                 10/01/06           0.0000
0470145905                N                  09/01/36
0

10856299      E22/G02     F                  340,000.00         ZZ
                          360                340,000.00         1
                          7.3750             2348.30            80
                          7.1250             2348.30
CENTENNIAL    CO 80015    2                  08/02/06           00
0470147984                05                 10/01/06           0.0000
0470147984                O                  09/01/36
0

10856313      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          7.6250             707.79             80
                          7.3750             707.79
AMARILLO      TX 79106    1                  08/07/06           00
0470165382                05                 10/01/06           0.0000
0470165382                O                  09/01/36
0

10856315      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          7.0000             583.33             80
                          6.7500             583.33
FRESNO        TX 77545    1                  08/07/06           00
0470166422                03                 10/01/06           0.0000
0470166422                O                  09/01/36
0

10856323      E22/G01     F                  180,000.00         ZZ
                          360                180,000.00         1
                          6.8750             1182.47            74
                          6.6250             1182.47
BOISE         ID 83704    2                  08/02/06           00
0470173998                05                 10/01/06           0.0000
0470173998                O                  09/01/36
0

10856331      E22/G02     F                  77,440.00          ZZ
                          360                77,440.00          1
                          8.1250             574.99             80
                          7.8750             574.99
MADISON       TN 37115    1                  08/07/06           00
0470178880                05                 10/01/06           0.0000
0470178880                N                  09/01/36
0

10856337      E22/G02     F                  300,000.00         ZZ
                          360                300,000.00         4
                          7.6250             1906.25            43
                          7.3750             1906.25
CHICAGO       IL 60622    5                  08/07/06           00
0470201138                05                 10/01/06           0.0000
0470201138                N                  09/01/36
0

10856363      E22/G02     F                  97,600.00          ZZ
                          360                97,600.00          1
                          8.1250             660.83             80
                          7.8750             660.83
TOBYHANNA     PA 18466    1                  08/07/06           00
0429454580                03                 10/01/06           0.0000
0429454580                N                  09/01/36
0

10856375      E22/G02     F                  120,000.00         T
                          360                120,000.00         1
                          7.5000             839.06             79
                          7.2500             839.06
PRAIRIE GROVE AR 72753    1                  08/04/06           00
0429496441                05                 10/01/06           0.0000
0429496441                O                  09/01/36
0

10856379      E22/G02     F                  83,300.00          ZZ
                          360                83,300.00          1
                          7.5000             582.45             70
                          7.2500             582.45
WICHITA       KS 67212    1                  08/04/06           00
0429509458                09                 10/01/06           0.0000
0429509458                N                  09/01/36
0

10856411      E22/G02     F                  115,120.00         ZZ
                          360                115,120.00         4
                          7.7500             824.73             80
                          7.5000             824.73
PERU          NY 12972    1                  08/07/06           00
0429596067                05                 10/01/06           0.0000
0429596067                O                  09/01/36
0

10856423      E22/G01     F                  201,000.00         ZZ
                          360                201,000.00         3
                          7.3750             1388.26            70
                          7.1250             1388.26
MANCHESTER    NH 03104    5                  08/02/06           00
0429616576                05                 10/01/06           0.0000
0429616576                O                  09/01/36
0

10856429      E22/G02     F                  123,920.00         ZZ
                          360                123,920.00         1
                          7.1250             834.87             80
                          6.8750             834.87
PUEBLO        CO 81005    1                  08/07/06           00
0429624554                05                 10/01/06           0.0000
0429624554                O                  09/01/36
0

10856483      E22/G01     F                  210,000.00         ZZ
                          360                210,000.00         1
                          7.2500             1432.57            59
                          7.0000             1432.57
BAYONNE       NJ 07002    5                  08/02/06           00
0429697295                05                 10/01/06           0.0000
0429697295                O                  09/01/36
0

10856493      E22/G02     F                  124,650.00         ZZ
                          360                124,650.00         1
                          7.7500             893.01             75
                          7.5000             893.01
CONCORD       NC 28027    1                  08/07/06           00
0429712524                03                 10/01/06           0.0000
0429712524                O                  09/01/36
0

10856495      E22/G01     F                  270,400.00         ZZ
                          360                270,400.00         1
                          7.2500             1844.60            80
                          7.0000             1844.60
WASHINGTON TWPNJ 08012    5                  07/28/06           00
0429713175                05                 10/01/06           0.0000
0429713175                O                  09/01/36
0

10857307      H76/G02     F                  89,600.00          ZZ
                          360                89,538.33          1
                          7.8750             649.67             80
                          7.6250             649.67
WATERLOO      NY 13165    5                  07/24/06           00
0441749470                05                 09/01/06           0.0000
2006736597                O                  08/01/36
0

10857361      H76/G02     F                  95,000.00          ZZ
                          360                94,940.95          1
                          8.3750             722.07             74
                          8.1250             722.07
HARTSVILLE    SC 29550    2                  07/24/06           00
0441749991                05                 09/01/06           0.0000
2006752638                O                  08/01/36
0

10857369      H76/G02     F                  312,000.00         ZZ
                          360                311,774.18         1
                          7.6250             2208.32            76
                          7.3750             2208.32
PEMBROKE PINESFL 33026    5                  07/20/06           00
0441749918                05                 09/01/06           0.0000
2006750370                O                  08/01/36
0

10857419      X47/G02     F                  101,200.00         ZZ
                          360                101,131.96         2
                          7.9900             741.86             80
                          7.7400             741.86
AUSTIN        TX 78744    1                  07/28/06           00
0441754033                05                 09/01/06           0.0000
K19219                    N                  08/01/36
0

10857607      X47/G02     F                  106,000.00         ZZ
                          360                105,928.88         1
                          8.0000             777.79             80
                          7.7500             777.79
COLUMBUS      IN 47203    1                  07/28/06           00
0441747128                05                 09/01/06           0.0000
K19308                    N                  08/01/36
0

10858691      P60/G02     F                  103,200.00         ZZ
                          360                103,125.30         1
                          7.6250             730.45             80
                          7.3750             730.45
COLUMBUS      OH 43214    1                  07/21/06           00
0441752466                05                 09/01/06           0.0000
1311204077                N                  08/01/36
0

10861219      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          7.7500             716.41             73
                          7.5000             716.41
SPRINGFIELD   TN 37172    1                  08/08/06           00
0470195843                05                 10/01/06           0.0000
0470195843                O                  09/01/36
0

10861229      E22/G02     F                  63,750.00          ZZ
                          360                63,750.00          1
                          8.2500             478.93             85
                          8.0000             478.93
MIO           MI 48647    2                  08/07/06           04
0470227133                05                 10/01/06           12.0000
0470227133                N                  09/01/36
0

10861239      E22/G02     F                  135,600.00         ZZ
                          360                135,600.00         1
                          7.2500             819.25             80
                          7.0000             819.25
COLORADO SPRINCO 80907    1                  08/08/06           00
0470272915                03                 10/01/06           0.0000
0470272915                O                  09/01/36
0

10861249      E22/G02     F                  125,000.00         ZZ
                          360                125,000.00         1
                          7.0000             831.63             33
                          6.7500             831.63
PORT SAINT LUCFL 34952    5                  08/03/06           00
0428957021                05                 10/01/06           0.0000
0428957021                O                  09/01/36
0

10861301      E22/G02     F                  189,000.00         ZZ
                          360                189,000.00         4
                          7.5000             1321.52            70
                          7.2500             1321.52
COLUMBUS      OH 43235    5                  08/08/06           00
0429480171                05                 10/01/06           0.0000
0429480171                N                  09/01/36
0

10861307      E22/G02     F                  86,450.00          ZZ
                          360                86,450.00          1
                          7.5000             604.47             70
                          7.2500             604.47
WICHITA       KS 67212    1                  08/04/06           00
0429509961                09                 10/01/06           0.0000
0429509961                N                  09/01/36
0

10861317      E22/G02     F                  105,920.00         ZZ
                          360                105,920.00         1
                          7.5000             740.61             80
                          7.2500             740.61
EL PASO       TX 79936    1                  08/07/06           00
0429536246                05                 10/01/06           0.0000
0429536246                O                  09/01/36
0

10861383      E22/G01     F                  126,000.00         ZZ
                          360                126,000.00         1
                          7.5000             881.01             90
                          7.2500             881.01
LA PLACE      LA 70068    5                  08/03/06           04
0429712888                05                 10/01/06           25.0000
0429712888                O                  09/01/36
0

10861397      E22/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          7.5000             875.00             70
                          7.2500             875.00
MINNEAPOLIS   MN 55411    5                  08/08/06           00
0429738487                05                 10/01/06           0.0000
0429738487                N                  09/01/36
0

10861401      E22/G02     F                  150,500.00         ZZ
                          360                150,500.00         1
                          7.5000             940.63             70
                          7.2500             940.63
MINNEAPOLIS   MN 55412    5                  08/08/06           00
0429739592                05                 10/01/06           0.0000
0429739592                N                  09/01/36
0

10861403      E22/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          7.2500             845.90             80
                          7.0000             845.90
KENNEWICK     WA 99337    1                  08/03/06           00
0429741291                05                 10/01/06           0.0000
0429741291                O                  09/01/36
0

10861415      E22/G02     F                  380,000.00         ZZ
                          360                380,000.00         1
                          7.7500             2454.17            80
                          7.5000             2454.17
FARMINGTON    UT 84025    1                  08/03/06           00
0429749773                03                 10/01/06           0.0000
0429749773                O                  09/01/36
0

10861433      E22/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          7.0000             886.67             80
                          6.7500             886.67
FRANKLIN      TN 37069    1                  08/08/06           00
0429775760                03                 10/01/06           0.0000
0429775760                O                  09/01/36
0

10861437      E22/G02     F                  158,400.00         ZZ
                          360                158,400.00         1
                          7.6250             1006.50            80
                          7.3750             1006.50
DRAPER        UT 84020    1                  08/07/06           00
0429779374                05                 10/01/06           0.0000
0429779374                O                  09/01/36
0

10861439      E22/G02     F                  73,950.00          ZZ
                          360                73,950.00          1
                          7.7500             529.79             85
                          7.5000             529.79
MILWAUKEE     WI 53218    5                  08/03/06           04
0429779879                05                 10/01/06           12.0000
0429779879                O                  09/01/36
0

10861449      E22/G01     F                  150,000.00         ZZ
                          360                150,000.00         1
                          7.2500             1023.26            58
                          7.0000             1023.26
WEST BROOKFIELMA 01585    5                  08/03/06           00
0429788003                05                 10/01/06           0.0000
0429788003                O                  09/01/36
0

10861527      E22/G02     F                  108,880.00         ZZ
                          360                108,880.00         1
                          7.8750             789.46             80
                          7.6250             789.46
EL PASO       TX 79924    1                  08/08/06           00
0429869175                05                 10/01/06           0.0000
0429869175                O                  09/01/36
0

10861541      E22/G02     F                  148,400.00         ZZ
                          360                148,400.00         1
                          7.6250             942.96             80
                          7.3750             942.96
KING GEORGE   VA 22485    1                  08/08/06           00
0470015116                09                 10/01/06           0.0000
0470015116                O                  09/01/36
0

10861561      E22/G01     F                  182,000.00         ZZ
                          360                182,000.00         1
                          6.8750             1195.61            80
                          6.6250             1195.61
SPANAWAY      WA 98387    5                  08/01/06           00
0470031063                05                 10/01/06           0.0000
0470031063                O                  09/01/36
0

10861613      E22/G02     F                  54,000.00          ZZ
                          360                54,000.00          2
                          8.3750             410.44             80
                          8.1250             410.44
MILWAUKEE     WI 53216    1                  08/08/06           00
0470075110                05                 10/01/06           0.0000
0470075110                N                  09/01/36
0

10861627      E22/G02     F                  60,300.00          ZZ
                          360                60,300.00          1
                          8.0000             442.46             90
                          7.7500             442.46
MARRERO       LA 70072    1                  08/08/06           10
0470085622                05                 10/01/06           25.0000
0470085622                N                  09/01/36
0

10861649      E22/G01     F                  97,600.00          ZZ
                          360                97,600.00          1
                          7.1250             657.55             80
                          6.8750             657.55
PUEBLO        CO 81005    5                  08/03/06           00
0470105412                05                 10/01/06           0.0000
0470105412                O                  09/01/36
0

10861651      E22/G02     F                  92,000.00          ZZ
                          360                91,930.00          1
                          7.3750             635.42             80
                          7.1250             635.42
COLUMBUS      OH 43228    5                  08/03/06           00
0470106576                05                 09/01/06           0.0000
0470106576                O                  08/01/36
0

10861721      E22/G02     F                  95,000.00          ZZ
                          360                95,000.00          1
                          8.2500             713.70             95
                          8.0000             713.70
OMAHA         NE 68104    1                  08/08/06           10
0470168840                05                 10/01/06           35.0000
0470168840                O                  09/01/36
0

10862987      Y78/G02     F                  125,600.00         ZZ
                          360                125,494.48         1
                          6.8750             825.10             80
                          6.6250             825.10
FISHERS       IN 46038    2                  08/01/06           00
0441824471                05                 09/01/06           0.0000
158471201                 O                  08/01/36
0

10863001      A52/G02     F                  195,000.00         ZZ
                          360                195,000.00         1
                          7.0000             1297.34            46
                          6.7500             1297.34
WILTON MANORS FL 33311    5                  08/04/06           00
0441762747                05                 10/01/06           0.0000
40831                     O                  09/01/36
0

10863203      P48/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.0000             1330.60            59
                          6.7500             1330.60
ESTERO        FL 33928    1                  08/07/06           00
0441747144                03                 10/01/06           0.0000
7884FS                    O                  09/01/36
0

10863797      Y53/G02     F                  227,800.00         ZZ
                          360                227,608.62         1
                          6.8750             1496.48            75
                          6.6250             1496.48
CHARLOTTE     NC 28227    2                  07/26/06           00
0441772365                03                 09/01/06           0.0000
2006087292                O                  08/01/36
0

10865667      E22/G02     F                  174,320.00         ZZ
                          360                174,320.00         1
                          7.2500             1189.17            80
                          7.0000             1189.17
SALT LAKE CITYUT 84106    1                  08/07/06           00
0470148388                05                 10/01/06           0.0000
0470148388                O                  09/01/36
0

10865699      E22/G02     F                  280,000.00         ZZ
                          360                280,000.00         1
                          7.7500             1808.33            80
                          7.5000             1808.33
MEDFORD       OR 97504    5                  08/03/06           00
0470168592                05                 10/01/06           0.0000
0470168592                O                  09/01/36
0

10865703      E22/G02     F                  401,250.00         ZZ
                          360                401,250.00         1
                          7.7500             2591.41            75
                          7.5000             2591.41
WILMETTE      IL 60091    5                  08/04/06           00
0470169822                05                 10/01/06           0.0000
0470169822                O                  09/01/36
0

10865707      E22/G01     F                  164,000.00         ZZ
                          360                164,000.00         1
                          7.3750             1132.71            80
                          7.1250             1132.71
NORTH PROVIDENRI 02911    1                  08/09/06           00
0470178757                05                 10/01/06           0.0000
0470178757                O                  09/01/36
0

10865733      E22/G02     F                  230,400.00         ZZ
                          360                230,400.00         1
                          7.5000             1440.00            80
                          7.2500             1440.00
FEDERAL WAY   WA 98023    2                  08/02/06           00
0470213562                05                 10/01/06           0.0000
0470213562                O                  09/01/36
0

10865735      E22/G02     F                  260,000.00         ZZ
                          360                260,000.00         1
                          7.3750             1795.76            68
                          7.1250             1795.76
MONUMENT      CO 80132    5                  08/04/06           00
0470214370                03                 10/01/06           0.0000
0470214370                O                  09/01/36
0

10865755      E22/G01     F                  122,500.00         ZZ
                          360                122,500.00         1
                          6.5000             774.28             70
                          6.2500             774.28
TALLASSEE     AL 36078    2                  08/09/06           00
0428064125                05                 10/01/06           0.0000
0428064125                O                  09/01/36
0

10865769      E22/G02     F                  176,000.00         ZZ
                          360                176,000.00         1
                          7.6250             1118.33            80
                          7.3750             1118.33
READING       PA 19608    2                  07/21/06           00
0428744924                05                 09/01/06           0.0000
0428744924                O                  08/01/36
0

10865773      E22/G02     F                  408,750.00         ZZ
                          360                408,750.00         3
                          7.5000             2858.04            75
                          7.2500             2858.04
EVERETT       MA 02149    5                  08/04/06           00
0428892533                05                 10/01/06           0.0000
0428892533                O                  09/01/36
0

10865775      E22/G02     F                  252,000.00         ZZ
                          360                252,000.00         1
                          7.6250             1601.25            80
                          7.3750             1601.25
HAYES         VA 23072    1                  08/09/06           00
0428934541                05                 10/01/06           0.0000
0428934541                O                  09/01/36
0

10865781      E22/G02     F                  107,920.00         ZZ
                          360                107,920.00         1
                          7.7500             696.98             80
                          7.5000             696.98
PLANT CITY    FL 33563    1                  08/07/06           00
0429073455                01                 10/01/06           0.0000
0429073455                N                  09/01/36
0

10865819      E22/G02     F                  99,920.00          ZZ
                          360                99,920.00          1
                          7.2500             681.63             80
                          7.0000             681.63
WYOMING       MI 49519    1                  08/09/06           00
0429434558                05                 10/01/06           0.0000
0429434558                O                  09/01/36
0

10865821      E22/G02     F                  120,492.00         ZZ
                          360                120,492.00         1
                          7.7500             778.18             80
                          7.5000             778.18
POOLER        GA 31322    1                  08/10/06           00
0429435407                03                 10/01/06           0.0000
0429435407                N                  09/01/36
0

10865837      E22/G02     F                  144,000.00         ZZ
                          360                144,000.00         1
                          6.8750             825.00             31
                          6.6250             825.00
EDMONDS       WA 98026    5                  08/02/06           00
0429542129                05                 10/01/06           0.0000
0429542129                O                  09/01/36
0

10865855      E22/G02     F                  131,600.00         ZZ
                          360                131,600.00         1
                          7.5000             920.17             80
                          7.2500             920.17
MADISON       NC 27025    2                  08/04/06           00
0429594286                05                 10/01/06           0.0000
0429594286                O                  09/01/36
0

10865863      E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.2500             1364.35            80
                          7.0000             1364.35
CIRCLE PINES  MN 55014    2                  08/04/06           00
0429614274                05                 10/01/06           0.0000
0429614274                O                  09/01/36
0

10865875      E22/G02     F                  54,800.00          ZZ
                          360                54,800.00          1
                          8.2500             411.69             80
                          8.0000             411.69
EL PASO       TX 79904    1                  08/08/06           00
0470084187                05                 10/01/06           0.0000
0470084187                O                  09/01/36
0

10865891      E22/G02     F                  124,800.00         ZZ
                          360                124,800.00         1
                          7.7500             894.08             80
                          7.5000             894.08
SAINT CHARLES MO 63303    1                  08/09/06           00
0429615941                05                 10/01/06           0.0000
0429615941                O                  09/01/36
0

10865903      E22/G02     F                  105,000.00         ZZ
                          360                104,877.26         1
                          6.7500             681.03             64
                          6.5000             681.03
WEST HURLEY   NY 12491    5                  07/26/06           00
0429634280                05                 09/01/06           0.0000
0429634280                O                  08/01/36
0

10865925      E22/G02     F                  89,400.00          ZZ
                          360                89,400.00          1
                          6.7500             579.85             51
                          6.5000             579.85
AVON PARK     FL 33825    2                  08/04/06           00
0429695034                05                 10/01/06           0.0000
0429695034                O                  09/01/36
0

10865943      E22/G02     F                  163,200.00         ZZ
                          360                163,200.00         1
                          6.8750             1072.11            80
                          6.6250             1072.11
HOWELL        MI 48843    1                  08/09/06           00
0429724503                05                 10/01/06           0.0000
0429724503                O                  09/01/36
0

10865945      E22/G02     F                  31,858.58          ZZ
                          360                31,858.58          1
                          8.3750             242.15             70
                          8.1250             242.15
ALAMOGORDO    NM 88310    2                  08/09/06           00
0429724784                05                 10/01/06           0.0000
0429724784                N                  09/01/36
0

10865957      E22/G02     F                  330,000.00         ZZ
                          360                329,600.00         1
                          7.6250             2096.88            75
                          7.3750             2096.88
FALL CITY     WA 98024    5                  08/08/06           00
0429758121                05                 10/01/06           0.0000
0429758121                N                  09/01/36
0

10865983      E22/G02     F                  191,200.00         ZZ
                          360                191,058.10         1
                          7.5000             1336.90            80
                          7.2500             1336.90
ALBUQUERQUE   NM 87111    5                  08/01/06           00
0429784119                05                 09/01/06           0.0000
0429784119                O                  08/01/36
0

10865993      E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          8.3750             586.25             80
                          8.1250             586.25
KELSO         WA 98626    1                  07/28/06           00
0429795727                05                 10/01/06           0.0000
0429795727                N                  09/01/36
0

10866009      E22/G02     F                  216,000.00         ZZ
                          360                216,000.00         1
                          7.3750             1327.50            80
                          7.1250             1327.50
CHINO         CA 91710    1                  08/04/06           00
0429820954                01                 10/01/06           0.0000
0429820954                O                  09/01/36
0

10866015      E22/G02     F                  281,250.00         ZZ
                          360                281,250.00         1
                          7.2500             1699.22            75
                          7.0000             1699.22
VIRGINIA BEACHVA 23452    5                  08/02/06           00
0429831910                05                 10/01/06           0.0000
0429831910                O                  09/01/36
0

10866023      E22/G02     F                  164,800.00         ZZ
                          360                164,800.00         1
                          7.3750             1138.23            80
                          7.1250             1138.23
DENVER        CO 80218    5                  08/04/06           00
0429837255                06                 10/01/06           0.0000
0429837255                O                  09/01/36
0

10866033      E22/G02     F                  178,000.00         ZZ
                          360                178,000.00         1
                          7.2500             1075.42            54
                          7.0000             1075.42
QUEEN CREEK   AZ 85242    5                  08/01/06           00
0429842313                03                 10/01/06           0.0000
0429842313                N                  09/01/36
0

10866035      E22/G01     F                  129,200.00         ZZ
                          360                129,200.00         1
                          6.8750             848.75             80
                          6.6250             848.75
DANBURY       NC 27016    2                  08/04/06           00
0429842842                05                 10/01/06           0.0000
0429842842                O                  09/01/36
0

10866037      E22/G02     F                  129,625.00         ZZ
                          360                129,625.00         1
                          7.8750             939.87             84
                          7.6250             939.87
LAFAYETTE     LA 70507    2                  08/04/06           10
0429843691                05                 10/01/06           12.0000
0429843691                O                  09/01/36
0

10866051      E22/G02     F                  109,967.00         ZZ
                          360                109,967.00         1
                          7.5000             768.91             76
                          7.2500             768.91
HOUSTON       TX 77088    2                  08/04/06           00
0429858756                05                 10/01/06           0.0000
0429858756                O                  09/01/36
0

10866063      E22/G01     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.8750             656.93             80
                          6.6250             656.93
BATON ROUGE   LA 70816    5                  08/02/06           00
0429870389                05                 10/01/06           0.0000
0429870389                O                  09/01/36
0

10866065      E22/G01     F                  107,000.00         ZZ
                          360                107,000.00         1
                          7.0000             711.87             67
                          6.7500             711.87
STEPHENS CITY VA 22655    5                  08/04/06           00
0470002031                05                 10/01/06           0.0000
0470002031                O                  09/01/36
0

10866103      E22/G01     F                  192,000.00         ZZ
                          360                192,000.00         1
                          7.0000             1277.38            80
                          6.7500             1277.38
PORTLAND      OR 97206    5                  08/03/06           00
0470035916                05                 10/01/06           0.0000
0470035916                O                  09/01/36
0

10866105      E22/G01     F                  192,000.00         ZZ
                          360                192,000.00         1
                          7.0000             1277.38            75
                          6.7500             1277.38
LANCASTER     CA 93536    5                  08/02/06           00
0470037714                01                 10/01/06           0.0000
0470037714                O                  09/01/36
0

10866117      E22/G02     F                  64,000.00          ZZ
                          360                64,000.00          1
                          8.2500             480.81             80
                          8.0000             480.81
KANSAS CITY   MO 64123    2                  08/04/06           00
0470099037                05                 10/01/06           0.0000
0470099037                O                  09/01/36
0

10866149      E22/G02     F                  58,500.00          ZZ
                          360                58,500.00          1
                          7.8750             424.17             67
                          7.6250             424.17
HOUSTON       TX 77084    1                  08/09/06           00
0470125774                09                 10/01/06           0.0000
0470125774                O                  09/01/36
0

10866161      E22/G01     F                  154,400.00         ZZ
                          360                154,400.00         1
                          6.8750             1014.30            80
                          6.6250             1014.30
JOHNSTOWN     OH 43031    2                  08/04/06           00
0470132812                05                 10/01/06           0.0000
0470132812                O                  09/01/36
0

10866187      E22/G02     F                  148,000.00         ZZ
                          360                148,000.00         1
                          7.5000             1034.84            80
                          7.2500             1034.84
WINSTON SALEM NC 27103    2                  08/09/06           00
0470044579                05                 10/01/06           0.0000
0470044579                N                  09/01/36
0

10866247      Y53/G02     F                  128,150.00         ZZ
                          360                128,150.00         1
                          6.8750             734.19             69
                          6.6250             734.19
BROOMFIELD    CO 80020    1                  07/28/06           00
0441773124                01                 09/01/06           0.0000
2006091569                O                  08/01/36
0

10866385      Y53/G02     F                  80,150.00          ZZ
                          360                80,150.00          1
                          7.2500             484.24             75
                          7.0000             484.24
EUCLID        OH 44132    1                  07/13/06           00
0441773249                05                 09/01/06           0.0000
2006089303                N                  08/01/36
0

10866609      Y53/G02     F                  144,800.00         ZZ
                          360                144,800.00         1
                          7.0000             844.67             80
                          6.7500             844.67
AURORA        CO 80017    1                  07/27/06           00
0441773413                05                 09/01/06           0.0000
2006091366                O                  08/01/36
0

10866653      Y53/G02     F                  146,400.00         ZZ
                          360                146,282.93         1
                          7.1250             986.32             80
                          6.8750             986.32
RALEIGH       NC 27604    1                  07/31/06           00
0441772332                03                 09/01/06           0.0000
2006088929                O                  08/01/36
0

10866677      Y53/G02     F                  64,000.00          ZZ
                          360                64,000.00          1
                          7.3750             393.33             32
                          7.1250             393.33
CHARLOTTE     NC 28205    5                  07/28/06           00
0441772373                05                 09/01/06           0.0000
2006081740                N                  08/01/36
0

10866725      Y53/G02     F                  417,000.00         ZZ
                          360                417,000.00         1
                          7.6250             2649.69            80
                          7.3750             2649.69
ATLANTA       GA 30342    1                  07/26/06           00
0441772688                05                 09/01/06           0.0000
2006089073                N                  08/01/36
0

10866753      A46/G02     F                  106,000.00         ZZ
                          360                106,000.00         1
                          7.0000             705.22             80
                          6.7500             705.22
ALBUQUERQUE   NM 87121    1                  08/04/06           00
0441780418                05                 10/01/06           0.0000
12614679                  O                  09/01/36
0

10867483      Y53/G02     F                  160,800.00         ZZ
                          360                160,800.00         1
                          7.0000             938.00             80
                          6.7500             938.00
ARVADA        CO 80004    1                  07/26/06           00
0441773033                05                 09/01/06           0.0000
2006089133                O                  08/01/36
0

10867735      X89/G02     F                  138,300.00         ZZ
                          360                138,300.00         1
                          7.8750             1002.77            80
                          7.6250             1002.77
FONDA         NY 12068    1                  08/02/06           00
0441753258                05                 10/01/06           0.0000
6006318                   O                  09/01/36
0

10868323      Y53/G02     F                  156,000.00         ZZ
                          360                156,000.00         1
                          7.2500             942.50             80
                          7.0000             942.50
BRIGHTON      CO 80601    2                  07/26/06           00
0441772597                05                 09/01/06           0.0000
2006090596                O                  08/01/36
0

10868337      Y53/G02     F                  213,600.00         ZZ
                          360                213,600.00         1
                          7.6250             1357.25            80
                          7.3750             1357.25
MINNEAPOLIS   MN 55418    1                  07/28/06           00
0441772423                05                 09/01/06           0.0000
2006089614                O                  08/01/36
0

10868345      Y53/G02     F                  124,700.00         ZZ
                          360                124,602.73         1
                          7.2500             850.67             80
                          7.0000             850.67
DALLAS        GA 30132    1                  07/25/06           00
0441772852                03                 09/01/06           0.0000
2006091297                O                  08/01/36
0

10868379      E22/G02     F                  104,000.00         ZZ
                          360                104,000.00         1
                          7.5000             727.18             80
                          7.2500             727.18
WEATHERFORD   TX 76087    1                  08/10/06           00
0428820245                05                 10/01/06           0.0000
0428820245                O                  09/01/36
0

10868383      E22/G02     F                  175,000.00         ZZ
                          360                175,000.00         3
                          7.2500             1193.81            61
                          7.0000             1193.81
ASHEVILLE     NC 28805    1                  08/10/06           00
0428936488                05                 10/01/06           0.0000
0428936488                N                  09/01/36
0

10868389      E22/G02     F                  276,800.00         ZZ
                          360                276,800.00         1
                          7.6250             1758.83            80
                          7.3750             1758.83
WATERFORD     NY 12188    1                  08/10/06           00
0429245194                05                 10/01/06           0.0000
0429245194                O                  09/01/36
0

10868399      E22/G02     F                  63,900.00          ZZ
                          360                63,900.00          1
                          8.3750             485.69             90
                          8.1250             485.69
LOUISVILLE    KY 40215    1                  08/10/06           04
0429461320                05                 10/01/06           25.0000
0429461320                N                  09/01/36
0

10868409      E22/G02     F                  78,000.00          ZZ
                          360                78,000.00          1
                          7.5000             487.50             80
                          7.2500             487.50
COLLEGE PLACE WA 99324    1                  08/04/06           00
0429581556                05                 10/01/06           0.0000
0429581556                N                  09/01/36
0

10868451      E22/G02     F                  78,320.00          ZZ
                          360                78,320.00          1
                          7.7500             561.09             80
                          7.5000             561.09
AURORA        MO 65605    1                  08/10/06           00
0429719826                05                 10/01/06           0.0000
0429719826                O                  09/01/36
0

10868453      E22/G02     F                  109,600.00         ZZ
                          360                109,600.00         1
                          7.8750             794.68             80
                          7.6250             794.68
OMAHA         NE 68124    1                  08/10/06           00
0429726417                05                 10/01/06           0.0000
0429726417                O                  09/01/36
0

10868473      E22/G02     F                  71,250.00          ZZ
                          360                71,250.00          1
                          7.7500             460.16             75
                          7.5000             460.16
ARLINGTON     TX 76016    1                  08/10/06           00
0429767593                05                 10/01/06           0.0000
0429767593                N                  09/01/36
0

10868515      E22/G02     F                  99,200.00          ZZ
                          360                99,200.00          1
                          7.7500             710.68             80
                          7.5000             710.68
MURFREESBORO  TN 37129    1                  08/10/06           00
0429843253                05                 10/01/06           0.0000
0429843253                O                  09/01/36
0

10868519      E22/G02     F                  178,000.00         ZZ
                          360                178,000.00         1
                          7.2500             1075.42            62
                          7.0000             1075.42
GOODYEAR      AZ 85338    5                  08/02/06           00
0429844293                03                 10/01/06           0.0000
0429844293                N                  09/01/36
0

10868527      E22/G02     F                  90,000.00          ZZ
                          360                90,000.00          2
                          7.5000             629.29             90
                          7.2500             629.29
SCOTIA        NY 12302    1                  08/10/06           04
0429852833                05                 10/01/06           25.0000
0429852833                N                  09/01/36
0

10868533      E22/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          7.6250             864.17             80
                          7.3750             864.17
RAYMORE       MO 64083    1                  08/10/06           00
0429859580                05                 10/01/06           0.0000
0429859580                O                  09/01/36
0

10868551      E22/G02     F                  150,000.00         T
                          360                150,000.00         1
                          7.2500             1023.26            47
                          7.0000             1023.26
NORTH MIAMI BEFL 33160    5                  08/10/06           00
0470009192                01                 10/01/06           0.0000
0470009192                O                  09/01/36
0

10868563      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          8.1250             891.00             80
                          7.8750             891.00
MAGNOLIA      TX 77354    1                  08/10/06           00
0470021957                05                 10/01/06           0.0000
0470021957                O                  09/01/36
0

10868587      E22/G02     F                  99,920.00          ZZ
                          360                99,920.00          1
                          7.5000             698.66             80
                          7.2500             698.66
PORT RICHEY   FL 34668    1                  08/10/06           00
0470043746                05                 10/01/06           0.0000
0470043746                O                  09/01/36
0

10868651      E22/G02     F                  118,800.00         ZZ
                          360                118,800.00         1
                          7.7500             851.10             80
                          7.5000             851.10
AUSTIN        TX 78745    1                  08/10/06           00
0470126038                05                 10/01/06           0.0000
0470126038                O                  09/01/36
0

10868693      E22/G02     F                  156,000.00         ZZ
                          360                156,000.00         1
                          6.7500             1011.81            80
                          6.5000             1011.81
EPHRATA       WA 98823    5                  08/04/06           00
0470196130                05                 10/01/06           0.0000
0470196130                O                  09/01/36
0

10868695      E22/G02     F                  253,920.00         ZZ
                          360                253,920.00         1
                          7.2500             1534.10            80
                          7.0000             1534.10
SPOKANE       WA 99224    1                  08/03/06           00
0470198011                05                 10/01/06           0.0000
0470198011                O                  09/01/36
0

10868715      E22/G02     F                  149,600.00         ZZ
                          360                149,600.00         1
                          7.2500             903.83             80
                          7.0000             903.83
FRISCO        TX 75035    1                  08/09/06           00
0470244823                05                 10/01/06           0.0000
0470244823                O                  09/01/36
0

10868719      E22/G02     F                  218,400.00         ZZ
                          360                218,400.00         2
                          7.0000             1453.02            80
                          6.7500             1453.02
MEMPHIS       TN 38104    1                  08/10/06           00
0470291519                05                 10/01/06           0.0000
0470291519                O                  09/01/36
0

10868721      E22/G02     F                  280,000.00         ZZ
                          360                280,000.00         1
                          7.2500             1910.09            80
                          7.0000             1910.09
FORT LAUDERDALFL 33322    1                  08/10/06           00
0429041734                05                 10/01/06           0.0000
0429041734                O                  09/01/36
0

10868725      E22/G02     F                  212,000.00         ZZ
                          360                212,000.00         2
                          7.5000             1325.00            80
                          7.2500             1325.00
NORFOLK       VA 23510    1                  08/10/06           00
0429692999                05                 10/01/06           0.0000
0429692999                N                  09/01/36
0

10868735      Y53/G02     F                  108,400.00         ZZ
                          360                108,400.00         1
                          6.8750             621.04             80
                          6.6250             621.04
DENVER        CO 80209    1                  07/31/06           00
0441773041                01                 09/01/06           0.0000
2006085163                O                  08/01/36
0

10868739      L21/G02     F                  179,900.00         ZZ
                          360                179,900.00         1
                          7.1250             1068.16            70
                          6.8750             1068.16
GILBERT       AZ 85234    5                  07/24/06           00
0441776721                03                 09/01/06           0.0000
16522860                  O                  08/01/36
0

10868743      Y53/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          7.2500             918.33             80
                          7.0000             918.33
AURORA        CO 80017    1                  07/31/06           00
0441772613                09                 09/01/06           0.0000
2006091109                O                  08/01/36
0

10868983      L21/G02     F                  417,000.00         ZZ
                          360                416,682.69         2
                          7.3750             2880.12            80
                          7.1250             2880.12
MALDEN        MA 02148    2                  07/25/06           00
0441791134                05                 09/01/06           0.0000
52513989                  O                  08/01/36
0

10868991      L21/G02     F                  267,200.00         ZZ
                          360                267,200.00         1
                          7.3750             1642.17            80
                          7.1250             1642.17
ESSEX JUNCTIONVT 05452    1                  07/31/06           00
0441787215                03                 09/01/06           0.0000
RJ1994                    O                  08/01/36
0

10868997      L21/G02     F                  111,900.00         ZZ
                          360                111,900.00         1
                          7.5000             782.43             80
                          7.2500             782.43
UPPER DARBY   PA 19082    1                  08/04/06           00
0441779436                05                 10/01/06           0.0000
52513828                  O                  09/01/36
0

10869013      Y53/G02     F                  100,800.00         ZZ
                          360                100,719.39         1
                          7.1250             679.11             80
                          6.8750             679.11
LANDIS        NC 28088    5                  07/26/06           00
0441772654                05                 09/01/06           0.0000
2006091995                O                  08/01/36
0

10869029      L21/G02     F                  316,000.00         ZZ
                          360                316,000.00         1
                          7.6250             2007.92            80
                          7.3750             2007.92
PORTSMOUTH    NH 03801    1                  07/31/06           00
0441791621                01                 09/01/06           0.0000
52515202                  O                  08/01/36
0

10871351      225/G02     F                  340,000.00         ZZ
                          360                339,579.03         1
                          6.3750             2121.16            46
                          6.1250             2121.16
CAMPBELL      CA 95008    1                  07/10/06           00
0441834074                05                 09/01/06           0.0000
007572770                 O                  08/01/36
0

10871353      225/G02     F                  67,200.00          ZZ
                          360                67,151.36          1
                          7.6250             475.64             80
                          7.3750             475.64
NORTH AUGUSTA SC 29841    2                  07/24/06           00
0441834157                05                 09/01/06           0.0000
007834109                 N                  08/01/36
0

10871361      225/G02     F                  185,000.00         ZZ
                          360                184,482.59         1
                          6.7500             1199.91            36
                          6.5000             1199.91
EL CERRITO    CA 94530    5                  06/26/06           00
0441834348                05                 08/01/06           0.0000
007843271                 N                  07/01/36
0

10871371      225/G02     F                  150,000.00         ZZ
                          360                149,880.05         1
                          7.1250             1010.58            25
                          6.8750             1010.58
ALBERTSON     NY 11507    5                  07/17/06           00
0441833977                05                 09/01/06           0.0000
007843692                 O                  08/01/36
0

10871375      225/G02     F                  102,400.00         ZZ
                          360                102,313.97         1
                          6.8750             672.70             80
                          6.6250             672.70
CORNELIUS     NC 28031    1                  07/21/06           00
0441834082                03                 09/01/06           0.0000
007843748                 O                  08/01/36
0

10871377      225/G02     F                  728,000.00         ZZ
                          360                727,373.20         1
                          6.7500             4721.80            49
                          6.5000             4721.80
DANA POINT    CA 92629    5                  07/14/06           00
0441834140                03                 09/01/06           0.0000
007843949                 O                  08/01/36
0

10871387      225/G02     F                  480,000.00         ZZ
                          360                480,000.00         1
                          6.8750             2750.00            60
                          6.6250             2750.00
ACTON         CA 93510    5                  07/06/06           00
0441833811                05                 09/01/06           0.0000
007844532                 O                  08/01/36
0

10871391      225/G02     F                  116,000.00         ZZ
                          360                115,913.91         1
                          7.5000             811.09             80
                          7.2500             811.09
BRUNSWICK     OH 44212    5                  07/24/06           00
0441833951                05                 09/01/06           0.0000
007844590                 N                  08/01/36
0

10871395      225/G02     F                  375,000.00         ZZ
                          360                375,000.00         1
                          7.1250             2226.56            58
                          6.8750             2226.56
FLUSHING      NY 11355    5                  07/17/06           00
0441834108                05                 09/01/06           0.0000
007844606                 O                  08/01/36
0

10871401      225/G02     F                  110,000.00         ZZ
                          360                109,914.18         1
                          7.2500             750.40             11
                          7.0000             750.40
AGUA DULCE    CA 91390    5                  07/17/06           00
0441834249                05                 09/01/06           0.0000
007844696                 O                  08/01/36
0

10871411      225/G02     F                  103,200.00         ZZ
                          360                103,119.49         1
                          7.2500             704.01             80
                          7.0000             704.01
PHILADELPHIA  PA 19141    5                  07/18/06           00
0441833969                05                 09/01/06           0.0000
007844962                 O                  08/01/36
0

10871415      225/G02     F                  485,000.00         ZZ
                          360                484,612.15         1
                          7.1250             3267.54            55
                          6.8750             3267.54
BRISTOL       RI 02809    5                  07/18/06           00
0441834090                05                 09/01/06           0.0000
007845121                 O                  08/01/36
0

10871423      225/G02     F                  572,000.00         ZZ
                          360                572,000.00         1
                          7.1250             3396.25            80
                          6.8750             3396.25
EL CAJON      CA 92019    1                  07/17/06           00
0441834330                03                 09/01/06           0.0000
007845209                 O                  08/01/36
0

10871427      225/G02     F                  443,000.00         ZZ
                          360                442,618.59         1
                          6.7500             2873.29            70
                          6.5000             2873.29
HUNTINGTON BEACA 92646    5                  07/17/06           00
0441833787                03                 09/01/06           0.0000
007845320                 O                  08/01/36
0

10871429      225/G02     F                  544,000.00         ZZ
                          360                544,000.00         1
                          7.5000             3400.00            80
                          7.2500             3400.00
DIAMOND BAR   CA 91765    5                  07/19/06           00
0441833845                05                 09/01/06           0.0000
007845452                 O                  08/01/36
0

10871439      225/G02     F                  325,600.00         ZZ
                          360                325,358.35         1
                          7.5000             2276.65            80
                          7.2500             2276.65
LITTLETON     MA 01460    5                  07/25/06           00
0441834173                05                 09/01/06           0.0000
007845831                 N                  08/01/36
0

10871441      225/G02     F                  110,400.00         ZZ
                          360                110,307.25         1
                          6.8750             725.25             80
                          6.6250             725.25
LITTLE ELM    TX 75068    1                  07/17/06           00
0441834223                03                 09/01/06           0.0000
007845952                 O                  08/01/36
0

10871443      225/G02     F                  77,000.00          ZZ
                          360                76,938.42          1
                          7.1250             518.77             42
                          6.8750             518.77
WESTMINSTER   CO 80031    5                  07/20/06           00
0441834280                05                 09/01/06           0.0000
007845983                 O                  08/01/36
0

10871445      225/G02     F                  140,000.00         ZZ
                          360                139,882.37         1
                          6.8750             919.71             53
                          6.6250             919.71
CHARLESTOWN   NH 03603    1                  07/24/06           00
0441833704                05                 09/01/06           0.0000
007846001                 O                  08/01/36
0

10871447      225/G02     F                  500,000.00         ZZ
                          360                499,609.94         1
                          7.2500             3410.89            59
                          7.0000             3410.89
SAN BRUNO     CA 94066    5                  07/13/06           00
0441833779                05                 09/01/06           0.0000
007846028                 O                  08/01/36
0

10871453      225/G02     F                  99,000.00          ZZ
                          360                98,916.83          1
                          6.8750             650.36             31
                          6.6250             650.36
ELMWOOD PARK  IL 60707    5                  07/08/06           00
0441833985                05                 09/01/06           0.0000
007846045                 O                  08/01/36
0

10871467      225/G02     F                  150,000.00         ZZ
                          360                150,000.00         1
                          7.1250             890.62             59
                          6.8750             890.62
CHANDLER      AZ 85224    5                  07/24/06           00
0441833753                03                 09/01/06           0.0000
007846338                 N                  08/01/36
0

10871541      313/G02     F                  119,200.00         ZZ
                          360                119,200.00         1
                          7.8750             864.29             80
                          7.6250             864.29
HARVEYS LAKE  PA 18618    1                  08/04/06           00
0441765740                05                 10/01/06           0.0000
11273869                  O                  09/01/36
0

10871993      X47/G02     F                  76,000.00          ZZ
                          360                76,000.00          3
                          8.2500             570.96             80
                          8.0000             570.96
JACKSONVILLE  AR 72076    1                  08/02/06           00
0441792066                05                 10/01/06           0.0000
90986381                  N                  09/01/36
0

10872107      B76/G02     F                  191,000.00         ZZ
                          360                191,000.00         1
                          7.5000             1335.50            71
                          7.2500             1335.50
FOWLERVILLE   MI 48836    2                  08/03/06           00
0441809076                05                 10/01/06           0.0000
2199529                   O                  09/01/36
0

10872117      AM6/G02     F                  500,000.00         ZZ
                          360                500,000.00         1
                          7.2500             3410.88            80
                          7.0000             3410.88
FAIRFIELD     CA 94533    5                  08/16/06           00
0441865706                03                 10/01/06           0.0000
1                         O                  09/01/36
0

10872153      E23/G02     F                  446,250.00         ZZ
                          360                445,901.88         1
                          7.2500             3044.21            75
                          7.0000             3044.21
LA MIRADA     CA 90638    5                  07/18/06           00
0441927928                05                 09/01/06           0.0000
51061799                  O                  08/01/36
0

10872177      E22/G02     F                  175,200.00         ZZ
                          360                175,200.00         1
                          7.3750             1210.06            80
                          7.1250             1210.06
FAYETTEVILLE  NC 28311    2                  08/07/06           00
0470186479                05                 10/01/06           0.0000
0470186479                O                  09/01/36
0

10872223      E22/G02     F                  120,400.00         ZZ
                          360                120,400.00         1
                          8.0000             883.45             80
                          7.7500             883.45
FORT PIERCE   FL 34950    1                  08/11/06           00
0470223249                05                 10/01/06           0.0000
0470223249                O                  09/01/36
0

10872227      E22/G02     F                  186,000.00         ZZ
                          360                186,000.00         1
                          7.3750             1206.86            80
                          7.1250             1206.86
BRIGHTON      CO 80602    1                  08/11/06           00
0470233107                05                 10/01/06           0.0000
0470233107                O                  09/01/36
0

10872241      E22/G02     F                  100,400.00         ZZ
                          360                100,400.00         1
                          7.1250             676.41             80
                          6.8750             676.41
SEVIERVILLE   TN 37876    1                  08/11/06           00
0470252966                05                 10/01/06           0.0000
0470252966                O                  09/01/36
0

10872267      E22/G02     F                  133,200.00         ZZ
                          360                133,200.00         1
                          7.7500             860.25             80
                          7.5000             860.25
ROBERTSVILLE  MO 63072    1                  08/11/06           00
0470346743                03                 10/01/06           0.0000
0470346743                O                  09/01/36
0

10872283      E22/G02     F                  85,500.00          ZZ
                          360                85,500.00          1
                          8.3750             649.86             95
                          8.1250             649.86
NEW ORLEANS   LA 70114    1                  08/10/06           10
0428983969                05                 10/01/06           35.0000
0428983969                O                  09/01/36
0

10872287      E22/G02     F                  280,000.00         ZZ
                          360                280,000.00         1
                          7.3750             1720.83            80
                          7.1250             1720.83
MACOMB        MI 48044    2                  08/07/06           00
0429103781                05                 10/01/06           0.0000
0429103781                O                  09/01/36
0

10872315      E22/G02     F                  72,000.00          ZZ
                          360                72,000.00          1
                          7.8750             522.05             80
                          7.6250             522.05
SAN ANTONIO   TX 78254    1                  08/11/06           00
0470136037                03                 10/01/06           0.0000
0470136037                O                  09/01/36
0

10872327      E22/G02     F                  156,000.00         ZZ
                          360                156,000.00         4
                          7.3750             958.75             47
                          7.1250             958.75
COLORADO SPRINCO 80909    2                  08/11/06           00
0470139718                05                 10/01/06           0.0000
0470139718                N                  09/01/36
0

10872335      E22/G02     F                  79,600.00          ZZ
                          360                79,600.00          1
                          7.5000             497.50             80
                          7.2500             497.50
DOVER         DE 19901    1                  08/11/06           00
0470145228                05                 10/01/06           0.0000
0470145228                N                  09/01/36
0

10872351      E22/G02     F                  429,000.00         ZZ
                          360                429,000.00         4
                          7.5000             2999.63            65
                          7.2500             2999.63
ENGLEWOOD     NJ 07631    5                  08/11/06           00
0470152646                05                 10/01/06           0.0000
0470152646                N                  09/01/36
0

10872381      E22/G02     F                  137,500.00         ZZ
                          360                137,500.00         1
                          7.0000             914.79             64
                          6.7500             914.79
SMITHSBURG    MD 21783    1                  08/11/06           00
0429362817                05                 10/01/06           0.0000
0429362817                O                  09/01/36
0

10872395      E22/G02     F                  460,000.00         ZZ
                          360                460,000.00         4
                          7.5000             2875.00            80
                          7.2500             2875.00
WASILLA       AK 99654    1                  08/07/06           00
0429468424                05                 10/01/06           0.0000
0429468424                N                  09/01/36
0

10872411      E22/G02     F                  71,000.00          ZZ
                          360                71,000.00          1
                          7.7500             508.65             65
                          7.5000             508.65
VERO BEACH    FL 32960    2                  08/07/06           00
0429548316                01                 10/01/06           0.0000
0429548316                O                  09/01/36
0

10872413      E22/G02     F                  276,000.00         ZZ
                          360                276,000.00         1
                          7.2500             1882.81            80
                          7.0000             1882.81
COLUMBIA      SC 29205    2                  08/07/06           00
0429551567                05                 10/01/06           0.0000
0429551567                O                  09/01/36
0

10872443      E22/G02     F                  481,000.00         ZZ
                          360                481,000.00         1
                          7.7500             3445.94            61
                          7.5000             3445.94
ARLINGTON HEIGIL 60005    5                  08/07/06           00
0429644735                05                 10/01/06           0.0000
0429644735                O                  09/01/36
0

10872453      E22/G02     F                  100,400.00         ZZ
                          360                100,400.00         4
                          7.8750             727.97             80
                          7.6250             727.97
BRYAN         TX 77801    1                  08/11/06           00
0429662745                05                 10/01/06           0.0000
0429662745                N                  09/01/36
0

10872459      E22/G02     F                  460,000.00         ZZ
                          360                460,000.00         1
                          7.5000             3216.39            80
                          7.2500             3216.39
BALDWIN HARBORNY 11510    1                  08/14/06           00
0429674666                05                 10/01/06           0.0000
0429674666                O                  09/01/36
0

10872463      E22/G02     F                  87,400.00          ZZ
                          360                87,400.00          1
                          7.8750             633.71             95
                          7.6250             633.71
BATON ROUGE   LA 70805    2                  08/07/06           10
0429693443                05                 10/01/06           30.0000
0429693443                O                  09/01/36
0

10872481      E22/G02     F                  272,000.00         ZZ
                          360                272,000.00         1
                          7.8750             1785.00            80
                          7.6250             1785.00
TOMS RIVER    NJ 08753    1                  08/11/06           00
0429718539                05                 10/01/06           0.0000
0429718539                O                  09/01/36
0

10872495      E22/G02     F                  63,200.00          ZZ
                          360                63,200.00          1
                          8.2500             474.80             80
                          8.0000             474.80
ROCK HILL     SC 29730    1                  08/11/06           00
0429745144                05                 10/01/06           0.0000
0429745144                N                  09/01/36
0

10872509      E22/G02     F                  115,480.00         ZZ
                          360                115,480.00         1
                          7.8750             757.84             80
                          7.6250             757.84
SPRINGFIELD   MO 65619    1                  08/11/06           00
0429784051                05                 10/01/06           0.0000
0429784051                O                  09/01/36
0

10872511      E22/G02     F                  136,800.00         ZZ
                          360                136,800.00         1
                          7.2500             933.22             80
                          7.0000             933.22
CHARLOTTE     NC 28277    1                  08/11/06           00
0429786874                03                 10/01/06           0.0000
0429786874                N                  09/01/36
0

10872525      E22/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          7.2500             1036.91            80
                          7.0000             1036.91
MIDVALE       UT 84047    1                  08/09/06           00
0429803737                05                 10/01/06           0.0000
0429803737                O                  09/01/36
0

10872533      E22/G02     F                  246,000.00         ZZ
                          360                246,000.00         1
                          7.2500             1678.15            46
                          7.0000             1678.15
ORANGE        CA 92869    5                  08/04/06           00
0429808694                01                 10/01/06           0.0000
0429808694                N                  09/01/36
0

10872539      E22/G02     F                  193,600.00         ZZ
                          360                193,600.00         1
                          7.3750             1256.18            80
                          7.1250             1256.18
HONOLULU      HI 96822    1                  08/08/06           00
0429818321                08                 10/01/06           0.0000
0429818321                O                  09/01/36
0

10872555      E22/G02     F                  106,500.00         ZZ
                          360                106,500.00         1
                          7.0000             708.55             62
                          6.7500             708.55
COLORADO SPRINCO 80909    2                  08/11/06           00
0429828205                05                 10/01/06           0.0000
0429828205                N                  09/01/36
0

10872557      E22/G02     F                  192,000.00         ZZ
                          360                192,000.00         1
                          7.2500             1160.00            80
                          7.0000             1160.00
PUYALLUP      WA 98375    2                  08/03/06           00
0429829062                05                 10/01/06           0.0000
0429829062                O                  09/01/36
0

10872567      E22/G02     F                  84,800.00          ZZ
                          360                84,800.00          1
                          7.6250             600.21             80
                          7.3750             600.21
HIRAM         GA 30141    2                  08/07/06           00
0429840671                09                 10/01/06           0.0000
0429840671                O                  09/01/36
0

10872591      E22/G02     F                  280,000.00         ZZ
                          360                280,000.00         1
                          7.8750             1837.50            80
                          7.6250             1837.50
SOUTH AMBOY   NJ 08879    5                  08/07/06           00
0429861339                05                 10/01/06           0.0000
0429861339                O                  09/01/36
0

10872595      E22/G02     F                  173,120.00         ZZ
                          360                173,120.00         1
                          7.7500             1118.07            80
                          7.5000             1118.07
BESSEMER      AL 35022    1                  08/11/06           00
0429862139                03                 10/01/06           0.0000
0429862139                O                  09/01/36
0

10872601      E22/G02     F                  137,000.00         ZZ
                          360                137,000.00         1
                          7.5000             856.25             65
                          7.2500             856.25
KUNA          ID 83634    2                  08/02/06           00
0429865538                03                 10/01/06           0.0000
0429865538                O                  09/01/36
0

10872607      E22/G02     F                  252,240.00         ZZ
                          360                252,240.00         1
                          6.3750             1340.03            80
                          6.1250             1340.03
WALLA WALLA   WA 99362    1                  08/10/06           00
0429871072                05                 10/01/06           0.0000
0429871072                O                  09/01/36
0

10872611      E22/G02     F                  289,600.00         ZZ
                          360                289,600.00         1
                          7.6250             1840.17            80
                          7.3750             1840.17
UNION         NJ 07083    1                  08/11/06           00
0470003450                07                 10/01/06           0.0000
0470003450                O                  09/01/36
0

10872641      E22/G02     F                  308,000.00         ZZ
                          360                308,000.00         1
                          7.5000             2153.58            80
                          7.2500             2153.58
WOLCOTT       CT 06716    1                  08/11/06           00
0470023730                05                 10/01/06           0.0000
0470023730                O                  09/01/36
0

10872645      E22/G02     F                  131,920.00         ZZ
                          360                131,920.00         1
                          7.5000             824.50             80
                          7.2500             824.50
EAGLE MOUNTAINUT 84043    1                  08/10/06           00
0470025628                05                 10/01/06           0.0000
0470025628                O                  09/01/36
0

10872723      E22/G02     F                  412,000.00         ZZ
                          360                412,000.00         1
                          7.6250             2617.92            80
                          7.3750             2617.92
WEST PALM BEACFL 33412    1                  08/11/06           00
0470083478                05                 10/01/06           0.0000
0470083478                O                  09/01/36
0

10872729      E22/G02     F                  212,000.00         ZZ
                          360                212,000.00         1
                          7.2500             1280.83            80
                          7.0000             1280.83
NORTH BEND    OR 97459    1                  08/07/06           00
0470088626                05                 10/01/06           0.0000
0470088626                O                  09/01/36
0

10872731      E22/G02     F                  216,000.00         ZZ
                          360                216,000.00         1
                          7.7500             1395.00            80
                          7.5000             1395.00
BLOOMINGTON   MN 55420    5                  08/07/06           00
0470089392                07                 10/01/06           0.0000
0470089392                O                  09/01/36
0

10872741      E22/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          8.3750             781.67             80
                          8.1250             781.67
RICHARDSON    TX 75080    1                  08/11/06           00
0470092099                05                 10/01/06           0.0000
0470092099                N                  09/01/36
0

10872755      E22/G02     F                  82,400.00          ZZ
                          360                82,400.00          1
                          7.7500             590.32             80
                          7.5000             590.32
AURORA        CO 80012    5                  08/07/06           00
0470098344                01                 10/01/06           0.0000
0470098344                O                  09/01/36
0

10872763      E22/G02     F                  353,000.00         ZZ
                          360                353,000.00         2
                          6.6250             2260.30            74
                          6.3750             2260.30
EAST BOSTON   MA 02128    5                  08/07/06           00
0470107699                05                 10/01/06           0.0000
0470107699                O                  09/01/36
0

10872791      E22/G02     F                  207,000.00         ZZ
                          360                207,000.00         1
                          6.8750             1185.94            80
                          6.6250             1185.94
LAS VEGAS     NV 89107    2                  08/02/06           00
0470129321                05                 10/01/06           0.0000
0470129321                O                  09/01/36
0

10872795      E22/G02     F                  42,375.00          ZZ
                          360                42,375.00          1
                          8.3750             322.08             75
                          8.1250             322.08
PUEBLO        CO 81005    1                  08/02/06           00
0470059122                05                 10/01/06           0.0000
0470059122                N                  09/01/36
0

10872797      E22/G02     F                  119,875.00         ZZ
                          360                119,875.00         1
                          7.5000             838.18             65
                          7.2500             838.18
LIVE OAK      TX 78233    1                  08/08/06           00
0470149667                05                 10/01/06           0.0000
0470149667                N                  09/01/36
0

10873319      313/G02     F                  285,612.00         ZZ
                          360                285,612.00         1
                          7.3750             1972.66            80
                          7.1250             1972.66
ROCKLEDGE     FL 32955    1                  08/04/06           00
0441778925                03                 10/01/06           0.0000
11180304                  O                  09/01/36
0

10873545      313/G02     F                  225,123.00         ZZ
                          360                225,123.00         1
                          7.3750             1383.57            80
                          7.1250             1383.57
PORT CHARLOTTEFL 33954    1                  08/04/06           00
0441778933                05                 10/01/06           0.0000
10890028                  O                  09/01/36
0

10873665      L21/G02     F                  145,600.00         ZZ
                          360                145,600.00         1
                          7.3750             894.83             65
                          7.1250             894.83
TWP OF HAMILTONJ 08330    2                  07/31/06           00
0441786977                05                 09/01/06           0.0000
52514352                  O                  08/01/36
0

10873673      758/G02     F                  91,048.00          ZZ
                          360                90,985.34          1
                          7.8750             660.16             75
                          7.6250             660.16
HOUSTON       TX 77073    2                  07/24/06           00
0441792363                03                 09/01/06           0.0000
1130002962                N                  08/01/36
0

10873755      Y76/G02     F                  267,920.00         ZZ
                          360                267,920.00         1
                          6.8750             1760.04            80
                          6.6250             1760.04
PORTLAND      OR 97206    1                  08/01/06           00
0441782448                05                 10/01/06           0.0000
PDX418271                 O                  09/01/36
0

10873757      Z82/G02     F                  84,000.00          ZZ
                          360                84,000.00          3
                          8.2500             631.06             80
                          8.0000             631.06
AUSTIN        MN 55912    1                  08/07/06           00
0441768991                05                 10/01/06           0.0000
48509                     N                  09/01/36
0

10873841      Z82/G02     F                  112,000.00         ZZ
                          360                112,000.00         2
                          7.6250             792.73             80
                          7.3750             792.73
SIOUX FALLS   SD 57104    1                  08/07/06           00
0441767928                05                 10/01/06           0.0000
12528661                  N                  09/01/36
0

10873861      Z03/Z03     F                  166,655.00         ZZ
                          360                166,655.00         1
                          7.5000             1165.28            80
                          7.2500             1165.28
THE VILLAGES  FL 32162    1                  08/03/06           00
068023037                 05                 10/01/06           0.0000
068023037                 O                  09/01/36
0

10873927      253/253     F                  258,400.00         ZZ
                          360                258,400.00         1
                          7.7500             1668.84            80
                          7.5000             1668.84
BALTIMORE     MD 21222    1                  08/04/06           00
671159                    05                 10/01/06           0.0000
671159                    O                  09/01/36
0

10873937      Z03/Z03     F                  313,000.00         ZZ
                          360                313,000.00         1
                          7.1250             2108.74            64
                          6.8750             2108.74
THE VILLAGES  FL 32162    1                  08/03/06           00
068023785                 05                 10/01/06           0.0000
068023785                 O                  09/01/36
0

10873965      950/G02     F                  241,600.00         ZZ
                          360                241,600.00         1
                          7.6250             1535.17            80
                          7.3750             1535.17
LAKE STEVENS  WA 98258    1                  08/04/06           00
0441864626                05                 10/01/06           0.0000
EW67135                   N                  09/01/36
0

10875201      X89/G02     F                  167,000.00         ZZ
                          360                166,859.70         2
                          6.8750             1097.07            48
                          6.6250             1097.07
NORTH MIAMI   FL 33161    5                  07/26/06           00
0441804267                05                 09/01/06           0.0000
3064886                   O                  08/01/36
0

10875275      462/G02     F                  547,600.00         ZZ
                          360                547,600.00         1
                          6.7500             3080.25            80
                          6.5000             3080.25
MAPLE GROVE   MN 55311    1                  07/31/06           00
0441801131                03                 09/01/06           0.0000
0009859471                O                  08/01/36
0

10875281      462/G02     F                  379,200.00         ZZ
                          360                378,881.43         1
                          6.8750             2491.07            80
                          6.6250             2491.07
SUN CITY      CA 92586    1                  07/18/06           00
0441781564                03                 09/01/06           0.0000
0009963273                O                  08/01/36
0

10875283      462/G02     F                  311,050.00         ZZ
                          360                311,050.00         1
                          6.1250             1587.65            80
                          5.8750             1587.65
LAS VEGAS     NV 89138    1                  07/18/06           00
0441783511                03                 09/01/06           0.0000
0009975871                O                  08/01/36
0

10875297      462/G02     F                  239,050.00         ZZ
                          360                238,794.44         1
                          5.6250             1376.11            80
                          5.3750             1376.11
LAS VEGAS     NV 89129    1                  07/18/06           00
0441781531                03                 09/01/06           0.0000
0004924460                O                  08/01/36
0

10875299      462/G02     F                  485,900.00         ZZ
                          360                485,900.00         1
                          6.5000             2631.96            80
                          6.2500             2631.96
FONTANA       CA 92536    1                  07/18/06           00
0441781499                03                 09/01/06           0.0000
0004931465                O                  08/01/36
0

10875309      462/G02     F                  480,000.00         ZZ
                          360                480,000.00         1
                          7.7500             3100.00            80
                          7.5000             3100.00
HOWELL        NJ 07731    1                  07/31/06           00
0441800869                05                 09/01/06           0.0000
0005039664                O                  08/01/36
0

10875315      462/G02     F                  175,000.00         ZZ
                          360                175,000.00         1
                          7.0000             1020.83            58
                          6.7500             1020.83
NAPLES        FL 34110    1                  07/18/06           00
0441783610                05                 09/01/06           0.0000
0005052261                N                  08/01/36
0

10875321      462/G02     F                  182,600.00         ZZ
                          360                182,600.00         1
                          6.5000             989.08             80
                          6.2500             989.08
TUCSON        AZ 85757    1                  07/18/06           00
0441805702                03                 09/01/06           0.0000
0005082763                O                  08/01/36
0

10875325      462/G02     F                  86,800.00          ZZ
                          360                86,728.85          1
                          7.0000             577.48             80
                          6.7500             577.48
SPRING        TX 77379    1                  07/28/06           00
0441805421                03                 09/01/06           0.0000
0005147368                N                  08/01/36
0

10875347      462/G02     F                  324,800.00         ZZ
                          360                324,800.00         1
                          6.8750             1860.83            70
                          6.6250             1860.83
SACRAMENTO    CA 95835    5                  07/26/06           00
0441791050                03                 09/01/06           0.0000
0005276662                O                  08/01/36
0

10875351      462/G02     F                  317,550.00         ZZ
                          360                317,550.00         1
                          6.7500             1786.22            80
                          6.5000             1786.22
LA QUINTA     CA 92253    1                  07/27/06           00
0441800034                03                 09/01/06           0.0000
0005335666                N                  08/01/36
0

10875353      462/G02     F                  562,000.00         ZZ
                          360                562,000.00         1
                          7.3750             3453.96            80
                          7.1250             3453.96
CHICAGO       IL 60610    1                  07/18/06           00
0441782661                05                 09/01/06           0.0000
0005357660                O                  08/01/36
0

10875359      462/G02     F                  82,850.00          ZZ
                          360                82,788.51          1
                          7.5000             579.30             80
                          7.2500             579.30
HOUSTON       TX 77044    1                  07/18/06           00
0441806114                03                 09/01/06           0.0000
0005386669                N                  08/01/36
0

10875361      462/G02     F                  87,350.00          ZZ
                          360                87,285.18          1
                          7.5000             610.76             80
                          7.2500             610.76
HOUSTON       TX 77044    1                  07/18/06           00
0441806122                03                 09/01/06           0.0000
0005387865                N                  08/01/36
0

10875363      462/G02     F                  137,950.00         ZZ
                          360                137,828.29         1
                          6.6250             883.31             75
                          6.3750             883.31
BUDA          TX 78610    1                  07/18/06           00
0441802485                03                 09/01/06           0.0000
0005397666                O                  08/01/36
0

10875369      462/G02     F                  90,000.00          ZZ
                          360                89,924.39          1
                          6.8750             591.24             39
                          6.6250             591.24
OAKLAND       FL 34760    5                  07/18/06           00
0441806031                03                 09/01/06           0.0000
0005431465                N                  08/01/36
0

10875377      462/G02     F                  282,750.00         ZZ
                          360                282,475.18         1
                          6.1250             1718.02            65
                          5.8750             1718.02
PARKER        CO 80138    1                  07/18/06           00
0441782521                03                 09/01/06           0.0000
0005470166                O                  08/01/36
0

10875381      462/G02     F                  91,350.00          ZZ
                          360                91,273.26          1
                          6.8750             600.11             50
                          6.6250             600.11
SEABROOK      TX 77586    1                  07/18/06           00
0441783552                03                 09/01/06           0.0000
0005474168                O                  08/01/36
0

10875383      462/G02     F                  417,000.00         ZZ
                          360                417,000.00         1
                          6.5000             2258.75            61
                          6.2500             2258.75
FONTANA       CA 92336    1                  07/18/06           00
0441800117                03                 09/01/06           0.0000
0005483367                O                  08/01/36
0

10875389      462/G02     F                  144,750.00         ZZ
                          360                144,628.39         1
                          6.8750             950.91             80
                          6.6250             950.91
FAIRVIEW      TX 75069    1                  07/26/06           00
0441805876                03                 09/01/06           0.0000
0005511266                O                  08/01/36
0

10875391      462/G02     F                  480,000.00         ZZ
                          360                480,000.00         1
                          7.2500             2900.00            72
                          7.0000             2900.00
FONTANA       CA 92336    1                  07/18/06           00
0441792694                03                 09/01/06           0.0000
0005516265                O                  08/01/36
0

10875395      462/G02     F                  239,250.00         ZZ
                          360                239,250.00         1
                          6.3750             1271.02            80
                          6.1250             1271.02
BAKERSFIELD   CA 93313    1                  07/18/06           00
0441805736                05                 09/01/06           0.0000
0005528468                O                  08/01/36
0

10875399      462/G02     F                  113,650.00         ZZ
                          360                113,561.35         1
                          7.2500             775.29             80
                          7.0000             775.29
LITTLE ELM    TX 75068    1                  07/18/06           00
0441805181                03                 09/01/06           0.0000
0005556063                N                  08/01/36
0

10875401      462/G02     F                  500,000.00         ZZ
                          360                499,502.24         1
                          6.0000             2997.76            58
                          5.7500             2997.76
MOUNTAIN HOUSECA 95391    1                  07/12/06           00
0441784006                05                 09/01/06           0.0000
0005579578                O                  08/01/36
0

10875403      462/G02     F                  257,800.00         ZZ
                          360                257,800.00         1
                          6.7500             1450.13            80
                          6.5000             1450.13
VISALIA       CA 93291    1                  07/18/06           00
0441791084                05                 09/01/06           0.0000
0005586862                O                  08/01/36
0

10875407      462/G02     F                  494,550.00         ZZ
                          360                494,144.61         1
                          7.0000             3290.26            80
                          6.7500             3290.26
BRADENTON     FL 34212    1                  07/25/06           00
0441801271                03                 09/01/06           0.0000
0005592761                O                  08/01/36
0

10875413      462/G02     F                  142,300.00         ZZ
                          360                142,188.99         1
                          7.2500             970.74             80
                          7.0000             970.74
HUMBLE        TX 77346    1                  07/18/06           00
0441804408                03                 09/01/06           0.0000
0005607361                O                  08/01/36
0

10875429      462/G02     F                  472,000.00         ZZ
                          360                472,000.00         1
                          6.0000             2360.00            80
                          5.7500             2360.00
MAPLE GROVE   MN 55311    1                  07/31/06           00
0441801065                03                 09/01/06           0.0000
0005790662                O                  08/01/36
0

10875435      462/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          6.5000             1625.00            80
                          6.2500             1625.00
SAN JACINTO   CA 92583    1                  07/18/06           00
0441791217                05                 09/01/06           0.0000
0005868567                O                  08/01/36
0

10875437      462/G02     F                  404,000.00         ZZ
                          360                404,000.00         1
                          7.0000             2356.67            80
                          6.7500             2356.67
CORONA        CA 92883    1                  07/26/06           00
0441802550                03                 09/01/06           0.0000
0005889266                O                  08/01/36
0

10875443      462/G02     F                  239,150.00         T
                          360                238,963.43         1
                          7.2500             1631.43            80
                          7.0000             1631.43
ORLANDO       FL 32824    1                  07/18/06           00
0441783131                03                 09/01/06           0.0000
0006624571                O                  08/01/36
0

10875461      462/G02     F                  450,000.00         ZZ
                          360                449,602.97         1
                          6.6250             2881.40            45
                          6.3750             2881.40
SAN RAMON     CA 94582    1                  07/17/06           00
0441800976                05                 09/01/06           0.0000
0007313174                O                  08/01/36
0

10875475      462/G02     F                  498,050.00         ZZ
                          360                497,599.75         1
                          6.5000             3148.02            80
                          6.2500             3148.02
SOUTH HARRISONNJ 08085    1                  07/31/06           00
0441804887                03                 09/01/06           0.0000
0007641475                O                  08/01/36
0

10875477      462/G02     F                  443,450.00         ZZ
                          360                443,450.00         1
                          6.7500             2494.41            90
                          6.5000             2494.41
MOUNT DORA    FL 32757    1                  07/25/06           04
0441787827                03                 09/01/06           25.0000
0007648173                O                  08/01/36
0

10875485      462/G02     F                  520,100.00         ZZ
                          360                520,100.00         1
                          6.5000             2817.21            80
                          6.2500             2817.21
CORONA        CA 92880    1                  07/26/06           00
0441802279                03                 09/01/06           0.0000
0008069072                O                  08/01/36
0

10875489      462/G02     F                  372,000.00         ZZ
                          360                372,000.00         1
                          7.1250             2208.75            95
                          6.8750             2208.75
WINTER HAVEN  FL 33884    1                  07/13/06           04
0441801099                03                 09/01/06           30.0000
0008291171                O                  08/01/36
0

10875497      462/G02     F                  314,300.00         ZZ
                          360                314,300.00         1
                          7.2500             1898.90            80
                          7.0000             1898.90
RENO          NV 89521    1                  07/07/06           00
0441804572                03                 09/01/06           0.0000
0008520173                O                  08/01/36
0

10875499      462/G02     F                  290,000.00         ZZ
                          360                290,000.00         1
                          6.7500             1631.25            79
                          6.5000             1631.25
SAN JACINTO   CA 92582    1                  07/07/06           00
0441792751                05                 09/01/06           0.0000
0008655870                O                  08/01/36
0

10875507      462/G02     F                  425,200.00         ZZ
                          360                424,824.86         1
                          6.6250             2722.60            80
                          6.3750             2722.60
MAPLE GROVE   MN 55311    1                  07/18/06           00
0441803848                03                 09/01/06           0.0000
0008891475                O                  08/01/36
0

10875515      462/G02     F                  215,600.00         ZZ
                          360                215,600.00         1
                          7.5000             1347.50            75
                          7.2500             1347.50
SAN DIEGO     CA 92101    1                  07/18/06           00
0441805298                05                 09/01/06           0.0000
0009015777                N                  08/01/36
0

10875521      462/G02     F                  585,000.00         ZZ
                          360                585,000.00         1
                          7.5000             3656.25            90
                          7.2500             3656.25
CARLSBAD      CA 92009    1                  07/21/06           14
0441803590                03                 09/01/06           25.0000
0009344573                O                  08/01/36
0

10875529      462/G02     F                  492,000.00         ZZ
                          360                491,596.71         1
                          7.0000             3273.29            80
                          6.7500             3273.29
BOYNTON BEACH FL 33436    1                  07/28/06           00
0441801032                03                 09/01/06           0.0000
0009433475                O                  08/01/36
0

10875545      462/G02     F                  574,700.00         ZZ
                          360                574,700.00         1
                          6.8750             3292.55            75
                          6.6250             3292.55
CARLSBAD      CA 92009    1                  07/18/06           00
0441783164                03                 09/01/06           0.0000
0009744673                O                  08/01/36
0

10875549      462/G02     F                  112,200.00         ZZ
                          360                112,105.74         1
                          6.8750             737.07             53
                          6.6250             737.07
AUSTIN        TX 78754    1                  07/18/06           00
0441804473                03                 09/01/06           0.0000
0009800574                O                  08/01/36
0

10875613      025/025     F                  169,100.00         ZZ
                          360                168,000.00         1
                          5.6250             792.66             90
                          5.3750             792.66
DALLAS        GA 30132    1                  02/24/06           14
0030722060                05                 04/01/06           25.0000
0030722060                O                  03/01/36
0

10875627      025/025     F                  734,500.00         ZZ
                          360                734,500.00         1
                          6.7500             4131.56            65
                          6.5000             4131.56
EASTPOINT     FL 32328    2                  06/28/06           00
0032263923                05                 08/01/06           0.0000
0032263923                N                  07/01/36
0

10875631      025/025     F                  590,000.00         ZZ
                          360                590,000.00         1
                          7.1250             3503.13            85
                          6.8750             3503.13
REDINGTON SHORFL 33708    1                  03/01/06           11
0032442543                05                 05/01/06           12.0000
0032442543                O                  04/01/36
0

10875633      025/025     F                  650,000.00         ZZ
                          360                649,517.61         1
                          7.5000             4544.89            65
                          7.2500             4544.89
TAMPA         FL 33647    5                  07/12/06           00
0033358201                03                 09/01/06           0.0000
0033358201                O                  08/01/36
0

10875637      025/025     F                  650,000.00         ZZ
                          360                650,000.00         1
                          7.1250             3859.38            65
                          6.8750             3859.38
CORAL GABLES  FL 33146    5                  05/15/06           00
0033491796                05                 07/01/06           0.0000
0033491796                N                  06/01/36
0

10875645      025/025     F                  188,000.00         ZZ
                          360                187,997.88         1
                          6.5000             1018.33            80
                          6.2500             1018.33
RALEIGH       NC 27615    1                  04/13/06           00
0033874314                05                 06/01/06           0.0000
0033874314                O                  05/01/36
0

10875661      025/025     F                  180,750.00         ZZ
                          360                179,924.11         1
                          6.5000             1142.46            80
                          6.2500             1142.46
WAKE FOREST   NC 27587    1                  03/30/06           00
0034763532                05                 05/01/06           0.0000
0034763532                O                  04/01/36
0

10875671      025/025     F                  202,800.00         ZZ
                          360                139,128.78         1
                          7.3750             1246.38            80
                          7.1250             1246.38
DACULA        GA 30019    1                  02/07/06           00
0035120187                05                 03/01/06           0.0000
0035120187                O                  02/01/36
0

10875679      025/025     F                  780,000.00         ZZ
                          360                780,000.00         1
                          7.5000             4875.00            65
                          7.2500             4875.00
ST JAMES CITY FL 33956    5                  07/03/06           00
0035340116                05                 09/01/06           0.0000
0035340116                O                  08/01/36
0

10875685      025/025     F                  119,920.00         ZZ
                          360                119,422.74         1
                          7.0000             797.83             80
                          6.7500             797.83
JACKSONVILLE  FL 32244    1                  03/14/06           00
0035483247                05                 05/01/06           0.0000
0035483247                O                  04/01/36
0

10875691      025/025     F                  124,920.00         ZZ
                          360                124,920.00         1
                          8.2500             858.83             80
                          8.0000             858.83
MIDDLEBURG    FL 32068    1                  03/31/06           00
0035653328                05                 05/01/06           0.0000
0035653328                O                  04/01/36
0

10875695      025/025     F                  468,000.00         ZZ
                          360                468,000.00         1
                          7.1250             2778.75            80
                          6.8750             2778.75
PALM BEACH SHOFL 33404    1                  06/19/06           00
0035842764                05                 08/01/06           0.0000
0035842764                O                  07/01/36
0

10875701      025/025     F                  96,550.00          ZZ
                          360                96,550.00          1
                          7.0000             563.21             78
                          6.7500             563.21
DOUGLASVILLE  GA 30135    2                  02/03/06           00
0035970185                05                 03/01/06           0.0000
0035970185                N                  02/01/36
0

10875709      025/025     F                  262,856.00         ZZ
                          360                262,856.00         1
                          6.2500             1369.04            80
                          6.0000             1369.04
RALEIGH       NC 27615    1                  05/19/06           00
0036062487                05                 07/01/06           0.0000
0036062487                O                  06/01/36
0

10875719      025/025     F                  119,120.00         ZZ
                          360                118,926.58         1
                          7.2500             812.61             80
                          7.0000             812.61
SILER CITY    NC 27344    1                  06/16/06           00
0036224624                05                 08/01/06           0.0000
0036224624                O                  07/01/36
0

10875723      025/025     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.8750             788.31             80
                          6.6250             788.31
LAWRENCEVILLE GA 30045    1                  01/12/06           00
0036495844                05                 03/01/06           0.0000
0036495844                N                  02/01/36
0

10875725      025/025     F                  100,000.00         ZZ
                          360                99,826.53          1
                          7.0000             665.30             80
                          6.7500             665.30
ASHEVILLE     NC 28804    1                  06/21/06           00
0036506590                05                 08/01/06           0.0000
0036506590                N                  07/01/36
0

10875733      025/025     F                  135,877.60         ZZ
                          360                135,877.60         1
                          7.3750             835.08             80
                          7.1250             835.08
LAKELAND      FL 33809    1                  06/23/06           00
0036669901                05                 08/01/06           0.0000
0036669901                O                  07/01/36
0

10875735      025/025     F                  550,280.00         ZZ
                          360                548,984.40         1
                          7.2500             3753.88            80
                          7.0000             3753.88
LAKE WORTH    FL 33467    1                  05/23/06           00
0036687895                05                 07/01/06           0.0000
0036687895                O                  06/01/36
0

10875739      025/025     F                  503,000.00         ZZ
                          360                500,098.85         1
                          6.2500             3097.06            80
                          6.0000             3097.06
ST SIMONS ISLAGA 31522    5                  02/14/06           00
0036907160                05                 04/01/06           0.0000
0036907160                O                  03/01/36
0

10875743      025/025     F                  105,920.00         T
                          360                105,522.01         1
                          7.5000             740.61             80
                          7.2500             740.61
FORT MILL     SC 29715    1                  03/27/06           00
0036968113                03                 05/01/06           0.0000
0036968113                O                  04/01/36
0

10875745      025/025     F                  75,200.00          ZZ
                          360                75,082.31          1
                          7.2500             513.00             80
                          7.0000             513.00
ALBANY        GA 31707    1                  06/22/06           00
0037093937                05                 08/01/06           0.0000
0037093937                O                  07/01/36
0

10875751      025/025     F                  134,300.00         ZZ
                          360                134,300.00         1
                          7.6250             853.36             80
                          7.3750             853.36
LOGANVILLE    GA 30052    1                  06/08/06           00
0037191749                03                 08/01/06           0.0000
0037191749                O                  07/01/36
0

10875753      025/025     F                  44,500.00          ZZ
                          360                44,336.89          2
                          7.6250             314.97             65
                          7.3750             314.97
MEMPHIS       TN 38127    2                  04/03/06           00
0037207347                05                 05/01/06           0.0000
0037207347                N                  04/01/36
0

10875755      025/025     F                  83,999.00          ZZ
                          360                83,973.19          1
                          7.3750             516.24             78
                          7.1250             516.24
DULUTH        GA 30096    1                  04/06/06           00
0037225463                05                 06/01/06           0.0000
0037225463                N                  05/01/36
0

10875757      025/025     F                  113,750.00         ZZ
                          360                113,750.00         1
                          8.2500             782.03             80
                          8.0000             782.03
WOODSTOCK     GA 30188    1                  06/19/06           00
0037227519                05                 08/01/06           0.0000
0037227519                N                  07/01/36
0

10875759      025/025     F                  585,000.00         ZZ
                          360                584,812.23         1
                          7.5000             3656.25            70
                          7.2500             3656.25
CHICKAMAUGA   GA 30707    5                  05/22/06           00
0037458254                05                 07/01/06           0.0000
0037458254                O                  06/01/36
0

10875769      025/025     F                  492,000.00         ZZ
                          360                492,000.00         1
                          7.2500             2972.50            80
                          7.0000             2972.50
ATLANTA       GA 30308    1                  06/23/06           00
0037752128                05                 08/01/06           0.0000
0037752128                O                  07/01/36
0

10875773      025/025     F                  81,700.00          ZZ
                          360                81,700.00          1
                          8.0000             544.67             77
                          7.7500             544.67
TEMPLE        GA 30179    1                  06/26/06           00
0037764164                05                 08/01/06           0.0000
0037764164                O                  07/01/36
0

10875779      025/025     F                  101,600.00         ZZ
                          360                101,528.29         1
                          7.7500             727.88             80
                          7.5000             727.88
GUYTON        GA 31312    1                  07/14/06           00
0037768652                05                 09/01/06           0.0000
0037768652                N                  08/01/36
0

10875787      025/025     F                  95,200.00          ZZ
                          360                95,068.53          1
                          7.8750             690.27             80
                          7.6250             690.27
JACKSONVILLE  FL 32211    1                  06/30/06           00
0038014429                05                 08/01/06           0.0000
0038014429                O                  07/01/36
0

10875795      025/025     F                  446,000.00         ZZ
                          360                446,000.00         1
                          7.7500             2880.42            80
                          7.5000             2880.42
LAKE WORTH    FL 33467    1                  07/14/06           00
0038450185                05                 09/01/06           0.0000
0038450185                O                  08/01/36
0

10875797      025/025     F                  76,000.00          ZZ
                          360                75,939.22          1
                          7.1250             512.03             80
                          6.8750             512.03
GREENVILLE    NC 27858    1                  07/07/06           00
0038674164                05                 09/01/06           0.0000
0038674164                O                  08/01/36
0

10875799      025/025     F                  506,000.00         ZZ
                          360                506,000.00         1
                          7.2500             3057.08            73
                          7.0000             3057.08
NEW PORT RICHEFL 34652    5                  07/26/06           00
0038858205                05                 09/01/06           0.0000
0038858205                O                  08/01/36
0

10875801      025/025     F                  212,100.00         ZZ
                          360                212,100.00         1
                          6.1250             1082.59            80
                          5.8750             1082.59
BAKERSFIELD   CA 93305    1                  10/12/05           00
0143833176                05                 12/01/05           0.0000
0143833176                O                  11/01/35
0

10875809      025/025     F                  211,900.00         ZZ
                          360                211,900.00         1
                          6.2500             1103.65            65
                          6.0000             1103.65
SANTA ANA     CA 92704    2                  10/07/05           00
0143965366                01                 11/01/05           0.0000
0143965366                O                  10/01/35
0

10875819      025/025     F                  287,450.00         ZZ
                          360                287,450.00         1
                          6.5000             1557.02            80
                          6.2500             1557.02
MURRIETA      CA 92563    1                  04/10/06           00
0144117504                05                 06/01/06           0.0000
0144117504                O                  05/01/36
0

10875829      025/025     F                  240,000.00         ZZ
                          360                240,000.00         1
                          6.8750             1375.00            80
                          6.6250             1375.00
GIBSONTON     FL 33534    1                  05/26/06           00
0144126430                03                 07/01/06           0.0000
0144126430                O                  06/01/36
0

10875859      025/025     F                  104,560.00         ZZ
                          360                104,157.27         1
                          7.3750             722.17             80
                          7.1250             722.17
CHARLOTTE     NC 28216    1                  03/22/06           00
0144389566                03                 05/01/06           0.0000
0144389566                N                  04/01/36
0

10875861      025/025     F                  584,000.00         ZZ
                          360                583,997.73         1
                          7.0000             3406.67            80
                          6.7500             3406.67
VENETA        OR 97487    5                  01/27/06           00
0144455995                05                 03/01/06           0.0000
0144455995                O                  02/01/36
0

10875869      025/025     F                  650,000.00         ZZ
                          360                649,453.92         1
                          6.8750             4270.04            65
                          6.6250             4270.04
SEABECK       WA 98380    5                  07/24/06           00
0144646999                05                 09/01/06           0.0000
0144646999                O                  08/01/36
0

10875891      025/025     F                  488,000.00         ZZ
                          360                488,000.00         1
                          7.3750             2999.17            80
                          7.1250             2999.17
DEER PARK     IL 60010    2                  06/19/06           00
0144687746                05                 08/01/06           0.0000
0144687746                O                  07/01/36
0

10875911      025/025     F                  222,000.00         ZZ
                          360                222,000.00         1
                          6.8750             1271.88            80
                          6.6250             1271.88
DISTRICT HEIGHMD 20747    1                  06/23/06           00
0203711031                05                 08/01/06           0.0000
0203711031                N                  07/01/36
0

10875915      025/025     F                  142,600.00         ZZ
                          360                142,382.33         1
                          7.3750             984.90             80
                          7.1250             984.90
WECKI WACHEE  FL 34614    1                  06/09/06           00
0203715792                05                 08/01/06           0.0000
0203715792                N                  07/01/36
0

10875917      025/025     F                  148,000.00         ZZ
                          360                147,765.03         1
                          7.2500             1009.63            80
                          7.0000             1009.63
LOUISA        VA 23093    1                  06/28/06           00
0203717780                05                 08/01/06           0.0000
0203717780                O                  07/01/36
0

10875919      025/025     F                  154,400.00         ZZ
                          360                154,186.78         1
                          7.8750             1119.51            80
                          7.6250             1119.51
CONWAY        SC 29527    1                  06/16/06           00
0203718390                05                 08/01/06           0.0000
0203718390                N                  07/01/36
0

10875931      025/025     F                  616,000.00         ZZ
                          360                616,000.00         2
                          7.3750             3785.83            80
                          7.1250             3785.83
CORONA        NY 11368    1                  07/11/06           00
0203729116                05                 09/01/06           0.0000
0203729116                N                  08/01/36
0

10875935      025/025     F                  430,000.00         ZZ
                          360                430,000.00         1
                          6.8750             2463.54            58
                          6.6250             2463.54
MERIDIAN      ID 83642    5                  06/08/06           00
0203729561                03                 08/01/06           0.0000
0203729561                N                  07/01/36
0

10875937      025/025     F                  78,080.00          ZZ
                          360                77,963.74          1
                          7.5000             545.95             80
                          7.2500             545.95
CLARKSVILLE   IN 47129    1                  06/08/06           00
0203729926                05                 08/01/06           0.0000
0203729926                N                  07/01/36
0

10875939      025/025     F                  209,792.00         ZZ
                          360                209,438.49         1
                          6.8750             1378.18            80
                          6.6250             1378.18
WINTER HAVEN  FL 33881    1                  06/09/06           00
0203730072                03                 08/01/06           0.0000
0203730072                N                  07/01/36
0

10875941      025/025     F                  420,000.00         ZZ
                          360                419,358.86         1
                          7.3750             2900.84            68
                          7.1250             2900.84
HAYDEN LAKE   ID 83835    1                  06/15/06           00
0203731195                05                 08/01/06           0.0000
0203731195                N                  07/01/36
0

10875945      025/025     F                  426,700.00         ZZ
                          360                426,700.00         1
                          7.5000             2666.88            80
                          7.2500             2666.88
WHITE PLAINS  MD 20695    1                  06/09/06           00
0203739388                03                 08/01/06           0.0000
0203739388                O                  07/01/36
0

10875949      025/025     F                  360,000.00         ZZ
                          360                360,000.00         1
                          6.7500             2025.00            80
                          6.5000             2025.00
MOUNT RAINIER MD 20712    5                  06/22/06           00
0203749999                05                 08/01/06           0.0000
0203749999                O                  07/01/36
0

10875953      025/025     F                  540,264.00         ZZ
                          360                540,264.00         1
                          6.6250             2982.71            80
                          6.3750             2982.71
COTATI        CA 94931    1                  06/30/06           00
0144865581                03                 08/01/06           0.0000
0144865581                O                  07/01/36
0

10875971      025/025     F                  548,000.00         ZZ
                          360                548,000.00         1
                          7.2500             3310.83            80
                          7.0000             3310.83
SAN JOSE      CA 95148    1                  06/26/06           00
0144875689                05                 08/01/06           0.0000
0144875689                O                  07/01/36
0

10875973      025/025     F                  535,920.00         ZZ
                          360                535,920.00         1
                          6.8750             3070.38            80
                          6.6250             3070.38
SALINAS       CA 93906    1                  07/06/06           00
0144875788                05                 08/01/06           0.0000
0144875788                O                  07/01/36
0

10875977      025/025     F                  352,000.00         ZZ
                          360                352,000.00         1
                          7.8750             2310.00            80
                          7.6250             2310.00
SUISUN CITY   CA 94585    1                  06/29/06           00
0144880556                05                 08/01/06           0.0000
0144880556                N                  07/01/36
0

10875979      025/025     F                  556,000.00         ZZ
                          360                556,000.00         1
                          7.1250             3301.25            80
                          6.8750             3301.25
SAN JOSE      CA 95128    1                  06/28/06           00
0144880655                05                 08/01/06           0.0000
0144880655                O                  07/01/36
0

10875981      025/025     F                  456,000.00         ZZ
                          360                456,000.00         1
                          7.2500             2755.00            80
                          7.0000             2755.00
SAN JOSE      CA 95122    1                  06/28/06           00
0144880713                07                 08/01/06           0.0000
0144880713                O                  07/01/36
0

10875983      025/025     F                  581,600.00         ZZ
                          360                581,600.00         1
                          7.2500             3513.83            80
                          7.0000             3513.83
SAN JOSE      CA 95125    1                  06/26/06           00
0144881182                05                 08/01/06           0.0000
0144881182                O                  07/01/36
0

10875991      025/025     F                  500,000.00         ZZ
                          360                499,579.93         1
                          6.8750             3284.65            37
                          6.6250             3284.65
PLEASANTON    CA 94588    5                  07/17/06           00
0144882602                05                 09/01/06           0.0000
0144882602                O                  08/01/36
0

10876001      025/025     F                  136,000.00         ZZ
                          360                135,687.63         1
                          7.3750             939.32             80
                          7.1250             939.32
ALBUQUERQUE   NM 87112    1                  06/02/06           00
0144926391                05                 07/01/06           0.0000
0144926391                O                  06/01/36
0

10876031      025/025     F                  473,850.00         ZZ
                          360                473,850.00         1
                          7.3750             2912.20            65
                          7.1250             2912.20
DALLAS        PA 18612    5                  07/05/06           00
0144958253                05                 08/01/06           0.0000
0144958253                O                  07/01/36
0

10876033      025/025     F                  116,800.00         ZZ
                          360                116,800.00         1
                          8.2500             803.00             80
                          8.0000             803.00
COLLEGE PARK  GA 30349    1                  05/09/06           00
0144963915                03                 07/01/06           0.0000
0144963915                N                  06/01/36
0

10876053      025/025     F                  211,000.00         ZZ
                          360                211,000.00         1
                          7.2500             1274.79            77
                          7.0000             1274.79
NORTHGLENN    CO 80234    2                  06/22/06           00
0145012324                05                 08/01/06           0.0000
0145012324                O                  07/01/36
0

10876063      025/025     F                  455,500.00         ZZ
                          360                455,500.00         1
                          7.1250             2704.53            80
                          6.8750             2704.53
GOODYEAR      AZ 85338    1                  07/21/06           00
0145031647                03                 09/01/06           0.0000
0145031647                O                  08/01/36
0

10876065      025/025     F                  509,250.00         ZZ
                          360                508,832.53         1
                          7.0000             3388.06            80
                          6.7500             3388.06
MANASSAS      VA 20112    1                  07/27/06           00
0145032181                03                 09/01/06           0.0000
0145032181                O                  08/01/36
0

10876075      025/025     F                  111,200.00         ZZ
                          360                111,200.00         1
                          7.8750             729.75             80
                          7.6250             729.75
SARASOTA      FL 34234    1                  05/24/06           00
0145128724                05                 07/01/06           0.0000
0145128724                O                  06/01/36
0

10876113      025/025     F                  220,000.00         ZZ
                          360                220,000.00         1
                          7.5000             1375.00            80
                          7.2500             1375.00
REEDLEY       CA 93654    1                  06/22/06           00
0145171674                05                 08/01/06           0.0000
0145171674                N                  07/01/36
0

10876117      025/025     F                  417,000.00         ZZ
                          360                417,000.00         1
                          7.5000             2606.25            76
                          7.2500             2606.25
LITTLETON     CO 80127    5                  06/19/06           00
0145176814                03                 08/01/06           0.0000
0145176814                N                  07/01/36
0

10876141      025/025     F                  104,800.00         ZZ
                          360                104,655.27         1
                          7.8750             759.88             80
                          7.6250             759.88
CINNCINNATI   OH 45211    1                  06/23/06           00
0145219465                05                 08/01/06           0.0000
0145219465                O                  07/01/36
0

10876145      025/025     F                  97,320.00          ZZ
                          360                97,175.09          1
                          7.5000             680.48             80
                          7.2500             680.48
COOKEVILLE    TN 38506    1                  06/14/06           00
0145219721                05                 08/01/06           0.0000
0145219721                O                  07/01/36
0

10876151      025/025     F                  111,600.00         T
                          360                111,433.74         1
                          7.5000             780.33             80
                          7.2500             780.33
GULFPORT      MS 39501    1                  06/27/06           00
0145226312                05                 08/01/06           0.0000
0145226312                O                  07/01/36
0

10876179      025/025     F                  73,902.00          ZZ
                          360                73,902.00          1
                          8.2500             508.08             70
                          8.0000             508.08
AURORA        CO 80017    1                  06/28/06           00
0145245171                01                 08/01/06           0.0000
0145245171                N                  07/01/36
0

10876183      025/025     F                  440,000.00         ZZ
                          360                439,392.39         1
                          7.8750             3190.31            80
                          7.6250             3190.31
MOSCOW        PA 18444    5                  06/15/06           00
0145245791                05                 08/01/06           0.0000
0145245791                N                  07/01/36
0

10876193      025/025     F                  119,600.00         ZZ
                          360                119,417.42         1
                          7.3750             826.05             80
                          7.1250             826.05
WINDER        GA 30680    1                  06/20/06           00
0145248506                05                 08/01/06           0.0000
0145248506                O                  07/01/36
0

10876195      025/025     F                  106,400.00         ZZ
                          360                106,400.00         1
                          7.8750             698.25             80
                          7.6250             698.25
MARIETTA      GA 30066    1                  06/19/06           00
0145248860                05                 08/01/06           0.0000
0145248860                N                  07/01/36
0

10876203      025/025     F                  448,000.00         ZZ
                          360                448,000.00         1
                          7.5000             2800.00            80
                          7.2500             2800.00
POWAY         CA 92064    1                  06/28/06           00
0145251005                05                 08/01/06           0.0000
0145251005                O                  07/01/36
0

10876211      025/025     F                  720,000.00         ZZ
                          360                720,000.00         1
                          7.3750             4425.00            58
                          7.1250             4425.00
ESCONDIDO AREACA 92025    5                  06/28/06           00
0145251971                05                 08/01/06           0.0000
0145251971                O                  07/01/36
0

10876213      025/025     F                  104,800.00         ZZ
                          360                104,635.98         1
                          7.2500             714.93             80
                          7.0000             714.93
CANTON        OH 44706    2                  06/30/06           00
0145253092                05                 08/01/06           0.0000
0145253092                O                  07/01/36
0

10876217      025/025     F                  472,000.00         ZZ
                          360                472,000.00         1
                          7.7500             3048.33            80
                          7.5000             3048.33
GRANADA HILLS CA 91344    5                  07/18/06           00
0145253365                05                 09/01/06           0.0000
0145253365                O                  08/01/36
0

10876219      025/025     F                  462,400.00         ZZ
                          360                462,400.00         1
                          7.3750             2841.83            80
                          7.1250             2841.83
TEMECULA      CA 92592    5                  06/30/06           00
0145253894                03                 08/01/06           0.0000
0145253894                O                  07/01/36
0

10876225      025/025     F                  506,000.00         ZZ
                          360                506,000.00         1
                          6.7500             2846.25            65
                          6.5000             2846.25
VISTA         CA 92083    1                  06/30/06           00
0145254744                05                 08/01/06           0.0000
0145254744                O                  07/01/36
0

10876227      025/025     F                  96,000.00          ZZ
                          360                96,000.00          2
                          6.8750             550.00             80
                          6.6250             550.00
HERMITAGE     TN 37076    1                  06/23/06           00
0145255014                05                 08/01/06           0.0000
0145255014                O                  07/01/36
0

10876229      025/025     F                  100,000.00         ZZ
                          360                99,819.08          1
                          7.6250             707.80             80
                          7.3750             707.80
SPRINGDALE    AR 72762    1                  06/30/06           00
0145255089                05                 08/01/06           0.0000
0145255089                O                  07/01/36
0

10876235      025/025     F                  94,400.00          ZZ
                          360                94,400.00          1
                          7.3750             580.17             80
                          7.1250             580.17
CALUMET CITY  IL 60409    1                  07/07/06           00
0145256236                05                 09/01/06           0.0000
0145256236                O                  08/01/36
0

10876243      025/025     F                  89,600.00          ZZ
                          360                89,482.38          1
                          8.1250             665.28             80
                          7.8750             665.28
COLLEGE STATIOTX 77840    1                  06/29/06           00
0145262093                05                 08/01/06           0.0000
0145262093                N                  07/01/36
0

10876263      025/025     F                  256,000.00         ZZ
                          360                256,000.00         1
                          7.1250             1520.00            80
                          6.8750             1520.00
SANGER        CA 93657    5                  06/12/06           00
0203757216                05                 08/01/06           0.0000
0203757216                N                  07/01/36
0

10876267      025/025     F                  200,000.00         ZZ
                          360                199,800.90         1
                          6.0000             1199.10            86
                          5.7500             1199.10
POTTSTOWN     PA 19464    5                  07/11/06           04
0203764428                05                 09/01/06           25.0000
0203764428                N                  08/01/36
0

10876273      025/025     F                  480,000.00         ZZ
                          360                479,302.97         1
                          7.6250             3397.41            80
                          7.3750             3397.41
FLEETWOOD     PA 19522    5                  06/16/06           00
0203768593                05                 08/01/06           0.0000
0203768593                N                  07/01/36
0

10876275      025/025     F                  453,500.00         ZZ
                          360                452,735.83         1
                          6.8750             2979.17            75
                          6.6250             2979.17
SUNLAND       CA 91040    5                  06/21/06           00
0203773858                05                 08/01/06           0.0000
0203773858                N                  07/01/36
0

10876281      025/025     F                  440,000.00         ZZ
                          360                440,000.00         1
                          7.2500             2658.33            54
                          7.0000             2658.33
PANAMA CITY BEFL 32408    2                  06/20/06           00
0203777537                03                 08/01/06           0.0000
0203777537                N                  07/01/36
0

10876283      025/025     F                  464,000.00         ZZ
                          360                464,000.00         1
                          7.1250             2755.00            80
                          6.8750             2755.00
SILVER SPRING MD 20905    2                  06/26/06           00
0203778378                05                 08/01/06           0.0000
0203778378                N                  07/01/36
0

10876289      025/025     F                  232,000.00         ZZ
                          360                232,000.00         1
                          7.2500             1401.67            80
                          7.0000             1401.67
HYATTSVILLE   MD 20784    1                  06/29/06           00
0203784392                05                 08/01/06           0.0000
0203784392                N                  07/01/36
0

10876295      025/025     F                  256,000.00         ZZ
                          360                256,000.00         1
                          7.1250             1520.00            80
                          6.8750             1520.00
SUITLAND      MD 20746    1                  06/27/06           00
0203787957                05                 08/01/06           0.0000
0203787957                N                  07/01/36
0

10876301      025/025     F                  109,520.00         ZZ
                          360                109,368.76         1
                          7.8750             794.10             80
                          7.6250             794.10
CUMMING       GA 30040    1                  07/05/06           00
0203789383                05                 08/01/06           0.0000
0203789383                N                  07/01/36
0

10876315      025/025     F                  478,320.00         ZZ
                          360                478,320.00         1
                          7.3750             2939.67            80
                          7.1250             2939.67
CAVE CREEK    AZ 85331    1                  07/13/06           00
0145274510                03                 09/01/06           0.0000
0145274510                N                  08/01/36
0

10876323      025/025     F                  499,000.00         ZZ
                          360                499,000.00         1
                          7.8750             3274.69            80
                          7.6250             3274.69
LAS VEGAS     NV 89113    5                  06/30/06           00
0145276101                03                 08/01/06           0.0000
0145276101                N                  07/01/36
0

10876325      025/025     F                  455,000.00         ZZ
                          360                455,000.00         1
                          7.2500             2748.96            65
                          7.0000             2748.96
ALBUQUERQUE   NM 87104    5                  07/06/06           00
0145276150                05                 08/01/06           0.0000
0145276150                N                  07/01/36
0

10876327      025/025     F                  274,700.00         ZZ
                          360                274,700.00         1
                          6.6250             1516.57            80
                          6.3750             1516.57
BUCKEYE       AZ 85326    1                  06/27/06           00
0145276192                03                 08/01/06           0.0000
0145276192                O                  07/01/36
0

10876329      025/025     F                  216,800.00         ZZ
                          360                216,800.00         1
                          7.6250             1377.58            80
                          7.3750             1377.58
HENDERSON     NV 89074    5                  07/05/06           00
0145278297                03                 08/01/06           0.0000
0145278297                N                  07/01/36
0

10876355      025/025     F                  109,360.00         ZZ
                          360                109,084.81         1
                          7.7500             783.47             80
                          7.5000             783.47
PFLUGERVILLE  TX 78660    1                  06/13/06           00
0145236345                03                 08/01/06           0.0000
0145236345                O                  07/01/36
0

10876359      025/025     F                  88,000.00          ZZ
                          360                88,000.00          1
                          7.6250             622.86             80
                          7.3750             622.86
BREMO BLUFF   VA 23022    1                  06/22/06           00
0145236915                05                 08/01/06           0.0000
0145236915                O                  07/01/36
0

10876367      025/025     F                  455,200.00         ZZ
                          360                455,200.00         1
                          7.7500             2939.83            80
                          7.5000             2939.83
STANTON       CA 90680    1                  07/19/06           00
0145368544                05                 09/01/06           0.0000
0145368544                N                  08/01/36
0

10876377      025/025     F                  448,000.00         ZZ
                          360                448,000.00         1
                          7.5000             2800.00            80
                          7.2500             2800.00
BELL          CA 90201    1                  06/14/06           00
0145370615                05                 08/01/06           0.0000
0145370615                O                  07/01/36
0

10876379      025/025     F                  532,000.00         ZZ
                          360                532,000.00         1
                          7.3750             3269.58            80
                          7.1250             3269.58
CORONA        CA 92879    1                  06/26/06           00
0145370987                05                 08/01/06           0.0000
0145370987                O                  07/01/36
0

10876387      025/025     F                  500,000.00         ZZ
                          360                499,217.53         1
                          7.2500             3410.89            51
                          7.0000             3410.89
QUINCY        MA 02171    1                  06/30/06           00
0145380242                29                 08/01/06           0.0000
0145380242                O                  07/01/36
0

10876391      025/025     F                  344,800.00         ZZ
                          360                344,800.00         1
                          7.5000             2155.00            80
                          7.2500             2155.00
FAIRFIELD     CT 06825    1                  07/10/06           00
0145380911                05                 09/01/06           0.0000
0145380911                N                  08/01/36
0

10876407      025/025     F                  124,800.00         ZZ
                          360                124,627.66         1
                          7.8750             904.89             80
                          7.6250             904.89
WEST VALLEY CIUT 84128    1                  06/22/06           00
0145400388                05                 08/01/06           0.0000
0145400388                O                  07/01/36
0

10876413      025/025     F                  94,000.00          ZZ
                          360                94,000.00          1
                          8.2500             646.25             80
                          8.0000             646.25
ALBUQUERQUE   NM 87123    1                  07/05/06           00
0145401956                05                 08/01/06           0.0000
0145401956                O                  07/01/36
0

10876423      025/025     F                  58,500.00          ZZ
                          360                58,419.21          2
                          7.8750             424.17             65
                          7.6250             424.17
JACKSON       MS 39212    1                  06/27/06           00
0145405866                05                 08/01/06           0.0000
0145405866                N                  07/01/36
0

10876427      025/025     F                  58,500.00          ZZ
                          360                58,419.21          2
                          7.8750             424.17             65
                          7.6250             424.17
JACKSON       MS 39204    1                  06/27/06           00
0145405908                05                 08/01/06           0.0000
0145405908                N                  07/01/36
0

10876433      025/025     F                  84,000.00          ZZ
                          360                83,878.01          1
                          7.6250             594.55             80
                          7.3750             594.55
WEST MEMPHIS  AR 72301    1                  06/30/06           00
0145409389                05                 08/01/06           0.0000
0145409389                O                  07/01/36
0

10876447      025/025     F                  169,010.00         ZZ
                          360                168,910.00         1
                          6.7500             950.68             80
                          6.5000             950.68
COLUMBUS      OH 43219    1                  06/28/06           00
0145411948                03                 08/01/06           0.0000
0145411948                O                  07/01/36
0

10876449      025/025     F                  108,000.00         ZZ
                          360                107,815.50         1
                          8.0000             792.47             80
                          7.7500             792.47
MEMPHIS       TN 38141    2                  06/26/06           00
0145411963                05                 08/01/06           0.0000
0145411963                O                  07/01/36
0

10876455      025/025     F                  75,200.00          ZZ
                          360                75,148.24          1
                          7.8750             545.26             80
                          7.6250             545.26
NORCROSS      GA 30093    1                  07/14/06           00
0145412649                01                 09/01/06           0.0000
0145412649                O                  08/01/36
0

10876475      025/025     F                  105,600.00         ZZ
                          360                105,446.63         1
                          7.6250             747.44             80
                          7.3750             747.44
NEWPORT NEWS  VA 23608    1                  06/30/06           00
0145417747                05                 08/01/06           0.0000
0145417747                O                  07/01/36
0

10876479      025/025     F                  106,400.00         ZZ
                          360                106,400.00         1
                          7.3750             653.92             80
                          7.1250             653.92
ROGERS        AR 72758    1                  07/14/06           00
0145417937                05                 09/01/06           0.0000
0145417937                O                  08/01/36
0

10876497      025/025     F                  124,632.00         ZZ
                          360                124,632.00         1
                          7.6250             791.93             80
                          7.3750             791.93
DALLAS        GA 30132    1                  06/30/06           00
0145423968                03                 08/01/06           0.0000
0145423968                N                  07/01/36
0

10876507      025/025     F                  111,920.00         ZZ
                          360                111,836.93         1
                          7.5000             782.57             80
                          7.2500             782.57
MEMPHIS       TN 38134    1                  07/12/06           14
0145426581                05                 09/01/06           30.0000
0145426581                O                  08/01/36
0

10876515      025/025     F                  472,000.00         ZZ
                          360                472,000.00         1
                          7.6250             2999.17            80
                          7.3750             2999.17
FAIRFIELD     CA 94533    1                  07/18/06           00
0145431458                05                 09/01/06           0.0000
0145431458                O                  08/01/36
0

10876529      025/025     F                  450,000.00         ZZ
                          360                449,621.94         1
                          6.8750             2956.19            75
                          6.6250             2956.19
MURRIETA      CA 92563    5                  07/19/06           00
0145437737                05                 09/01/06           0.0000
0145437737                O                  08/01/36
0

10876535      025/025     F                  579,596.00         ZZ
                          360                579,596.00         1
                          7.5000             3622.48            80
                          7.2500             3622.48
SPOTSYLVANIA  VA 22553    1                  07/25/06           00
0145442950                03                 09/01/06           0.0000
0145442950                O                  08/01/36
0

10876537      025/025     F                  496,400.00         ZZ
                          360                496,400.00         1
                          7.5000             3102.50            80
                          7.2500             3102.50
CASTAIC       CA 91384    1                  07/25/06           00
0145443206                05                 09/01/06           0.0000
0145443206                O                  08/01/36
0

10876547      025/025     F                  454,000.00         ZZ
                          360                454,000.00         1
                          7.8750             2979.38            80
                          7.6250             2979.38
BUENA PARK    CA 90620    1                  07/06/06           00
0145456786                05                 09/01/06           0.0000
0145456786                O                  08/01/36
0

10876551      025/025     F                  544,000.00         ZZ
                          360                544,000.00         1
                          7.5000             3400.00            80
                          7.2500             3400.00
DENVER        CO 80209    1                  07/28/06           00
0145487682                05                 09/01/06           0.0000
0145487682                O                  08/01/36
0

10876559      025/025     F                  126,750.00         ZZ
                          360                126,750.00         1
                          6.8750             726.17             65
                          6.6250             726.17
STAFFORD      VA 22556    1                  02/16/06           00
0203084942                05                 04/01/06           0.0000
0203084942                N                  03/01/36
0

10876567      025/025     F                  99,800.00          ZZ
                          360                99,651.40          2
                          7.5000             697.82             80
                          7.2500             697.82
CINCINNATI    OH 45203    1                  06/30/06           00
0203359567                05                 08/01/06           0.0000
0203359567                O                  07/01/36
0

10876579      025/025     F                  326,464.00         ZZ
                          360                326,464.00         1
                          7.5000             2040.40            80
                          7.2500             2040.40
PRESCOTT      AZ 86301    1                  06/02/06           00
0203433511                03                 08/01/06           0.0000
0203433511                N                  07/01/36
0

10876581      025/025     F                  341,508.00         ZZ
                          360                341,508.00         1
                          7.5000             2134.43            80
                          7.2500             2134.43
PRESCOTT      AZ 86301    1                  06/02/06           00
0203433800                03                 08/01/06           0.0000
0203433800                N                  07/01/36
0

10876583      025/025     F                  110,000.00         ZZ
                          360                109,800.58         1
                          6.5000             695.27             61
                          6.2500             695.27
TARENTUM      PA 15084    1                  06/22/06           00
0203440060                05                 08/01/06           0.0000
0203440060                O                  07/01/36
0

10876587      025/025     F                  650,000.00         ZZ
                          360                649,032.21         1
                          7.5000             4544.89            68
                          7.2500             4544.89
OMAHA         NE 68152    2                  06/29/06           00
0203457361                05                 08/01/06           0.0000
0203457361                O                  07/01/36
0

10876593      025/025     F                  420,000.00         ZZ
                          360                420,000.00         1
                          7.3750             2581.25            80
                          7.1250             2581.25
CLERMONT      FL 34711    1                  05/25/06           00
0203479738                03                 07/01/06           0.0000
0203479738                O                  06/01/36
0

10876601      025/025     F                  112,800.00         ZZ
                          360                112,540.89         1
                          7.3750             779.09             80
                          7.1250             779.09
MADISON       WI 53711    1                  05/10/06           00
0203502455                05                 07/01/06           0.0000
0203502455                O                  06/01/36
0

10876613      025/025     F                  120,000.00         ZZ
                          360                119,731.14         1
                          7.5000             839.06             80
                          7.2500             839.06
CORNISH       ME 04020    1                  05/26/06           00
0203526470                05                 07/01/06           0.0000
0203526470                O                  06/01/36
0

10876621      025/025     F                  127,600.00         ZZ
                          360                127,299.57         1
                          7.2500             870.46             80
                          7.0000             870.46
ARRINGTON     VA 22922    1                  05/31/06           00
0203543079                05                 07/01/06           0.0000
0203543079                O                  06/01/36
0

10876625      025/025     F                  151,900.00         ZZ
                          360                151,900.00         1
                          7.2500             917.73             80
                          7.0000             917.73
PETERSBURG    VA 23803    1                  06/16/06           00
0203552708                05                 08/01/06           0.0000
0203552708                N                  07/01/36
0

10876635      025/025     F                  469,600.00         ZZ
                          360                469,600.00         1
                          7.8750             3081.75            80
                          7.6250             3081.75
FRESNO        CA 93711    5                  06/14/06           00
0203566542                05                 08/01/06           0.0000
0203566542                O                  07/01/36
0

10876653      025/025     F                  585,600.00         ZZ
                          360                584,458.76         1
                          6.1250             3558.17            80
                          5.8750             3558.17
LOCUST GROVE  VA 22508    5                  06/19/06           00
0203587373                03                 08/01/06           0.0000
0203587373                O                  07/01/36
0

10876663      025/025     F                  124,450.00         ZZ
                          360                124,450.00         1
                          7.7500             891.58             95
                          7.5000             891.58
OAKLAND       TN 38060    1                  06/07/06           00
0203602610                05                 08/01/06           30.0000
0203602610                O                  07/01/36
0

10876679      025/025     F                  99,000.00          ZZ
                          360                98,967.52          1
                          7.8750             649.69             80
                          7.6250             649.69
HAPEVILLE     GA 30354    1                  05/30/06           00
0203642608                05                 07/01/06           0.0000
0203642608                O                  06/01/36
0

10876681      025/025     F                  550,000.00         ZZ
                          360                550,000.00         1
                          7.5000             3845.68            80
                          7.2500             3845.68
REDMOND       WA 98053    1                  06/16/06           00
0203642921                05                 08/01/06           0.0000
0203642921                O                  07/01/36
0

10876689      025/025     F                  116,375.00         ZZ
                          360                116,226.07         1
                          8.2500             874.29             95
                          8.0000             874.29
FAYETTEVILLE  NC 28314    1                  06/19/06           00
0203650130                05                 08/01/06           0.0000
0203650130                O                  07/01/36
0

10876695      025/025     F                  600,000.00         ZZ
                          360                600,000.00         1
                          6.8750             3437.50            80
                          6.6250             3437.50
ANACORTES     WA 98221    5                  06/02/06           00
0203660253                05                 08/01/06           0.0000
0203660253                O                  07/01/36
0

10876699      025/025     F                  79,900.00          ZZ
                          360                79,607.57          1
                          8.5000             614.36             80
                          8.2500             614.36
SAN ANTONIO   TX 78212    1                  06/09/06           00
0203665674                05                 08/01/06           0.0000
0203665674                O                  07/01/36
0

10876705      025/025     F                  128,250.00         ZZ
                          360                128,049.30         1
                          7.2500             874.89             95
                          7.0000             874.89
ZELIENOPLE    PA 16063    1                  06/13/06           00
0203668280                05                 08/01/06           0.0000
0203668280                O                  07/01/36
0

10876731      025/025     F                  116,000.00         ZZ
                          360                116,000.00         1
                          7.3750             712.92             80
                          7.1250             712.92
SUMMERVILLE   SC 29485    1                  07/06/06           00
0203687546                03                 09/01/06           0.0000
0203687546                O                  08/01/36
0

10876735      025/025     F                  456,000.00         ZZ
                          360                455,354.24         1
                          7.7500             3266.84            80
                          7.5000             3266.84
FRESNO        CA 93711    5                  06/23/06           00
0203691423                05                 08/01/06           0.0000
0203691423                N                  07/01/36
0

10876737      025/025     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.5000             1250.00            80
                          7.2500             1250.00
GRANTS PASS   OR 97526    5                  06/06/06           00
0203691548                05                 08/01/06           0.0000
0203691548                N                  07/01/36
0

10876739      025/025     F                  165,200.00         ZZ
                          360                165,200.00         1
                          7.2500             998.08             80
                          7.0000             998.08
SHARPSBURG    GA 30277    1                  06/26/06           00
0203694625                05                 08/01/06           0.0000
0203694625                N                  07/01/36
0

10876741      025/025     F                  444,000.00         ZZ
                          360                443,355.26         1
                          7.6250             3142.60            80
                          7.3750             3142.60
HAMPTON BAYS  NY 11946    1                  06/27/06           00
0203694781                05                 08/01/06           0.0000
0203694781                O                  07/01/36
0

10876749      025/025     F                  274,000.00         ZZ
                          360                274,000.00         1
                          6.3750             1455.63            53
                          6.1250             1455.63
CARLE PLACE   NY 11514    5                  06/16/06           00
0203699350                05                 08/01/06           0.0000
0203699350                N                  07/01/36
0

10876751      025/025     F                  452,000.00         ZZ
                          360                452,000.00         1
                          7.2500             2730.83            80
                          7.0000             2730.83
LIVERMORE     CA 94551    1                  06/15/06           00
0203702097                03                 08/01/06           0.0000
0203702097                O                  07/01/36
0

10876753      025/025     F                  413,000.00         ZZ
                          360                413,000.00         1
                          7.2500             2495.21            70
                          7.0000             2495.21
WEST BABYLON  NY 11704    1                  06/16/06           00
0203702279                05                 08/01/06           0.0000
0203702279                N                  07/01/36
0

10876757      025/025     F                  109,601.00         ZZ
                          360                109,467.73         1
                          8.5000             842.74             80
                          8.2500             842.74
CEDAR HILL    TX 75104    1                  06/07/06           00
0203704747                05                 08/01/06           0.0000
0203704747                N                  07/01/36
0

10876763      025/025     F                  280,000.00         ZZ
                          360                279,285.00         1
                          7.3750             1720.83            80
                          7.1250             1720.83
STAFFORD      VA 22554    1                  06/23/06           00
0203706999                03                 08/01/06           0.0000
0203706999                N                  07/01/36
0

10876765      025/025     F                  520,000.00         ZZ
                          360                520,000.00         1
                          7.3750             3195.83            80
                          7.1250             3195.83
POULSBO       WA 98370    1                  06/30/06           00
0145325544                05                 08/01/06           0.0000
0145325544                O                  07/01/36
0

10876771      025/025     F                  81,200.00          ZZ
                          360                81,200.00          1
                          8.1250             602.91             80
                          7.8750             602.91
GASTONIA      NC 28056    1                  07/14/06           00
0145342135                05                 09/01/06           0.0000
0145342135                O                  08/01/36
0

10876777      025/025     F                  610,000.00         ZZ
                          360                610,000.00         1
                          7.3750             3748.96            44
                          7.1250             3748.96
SANTA BARBARA CA 93109    5                  06/29/06           00
0145352571                05                 08/01/06           0.0000
0145352571                N                  07/01/36
0

10876789      025/025     F                  430,400.00         ZZ
                          360                430,400.00         1
                          7.8750             2824.50            80
                          7.6250             2824.50
LONG BEACH    CA 90807    1                  07/14/06           00
0145365862                05                 09/01/06           0.0000
0145365862                N                  08/01/36
0

10876797      025/025     F                  205,600.00         ZZ
                          360                205,600.00         1
                          6.8750             1177.92            80
                          6.6250             1177.92
TEHACHAPI     CA 93561    1                  07/05/06           00
0145366647                05                 08/01/06           0.0000
0145366647                O                  07/01/36
0

10876813      025/025     F                  620,500.00         ZZ
                          360                620,500.00         1
                          7.5000             3878.13            78
                          7.2500             3878.13
VAIL          CO 81657    5                  07/17/06           00
0203792148                06                 09/01/06           0.0000
0203792148                N                  08/01/36
0

10876815      025/025     F                  303,920.00         ZZ
                          360                303,886.74         1
                          7.2500             1836.18            80
                          7.0000             1836.18
RIVERDALE     MD 20737    1                  06/30/06           00
0203792486                05                 08/01/06           0.0000
0203792486                N                  07/01/36
0

10876821      025/025     F                  515,600.00         ZZ
                          360                515,540.30         1
                          6.8750             2953.96            76
                          6.6250             2953.96
STAFFORD      VA 22554    5                  06/27/06           00
0203796560                03                 09/01/06           0.0000
0203796560                N                  08/01/36
0

10876823      025/025     F                  542,000.00         ZZ
                          360                541,555.73         1
                          7.0000             3605.94            67
                          6.7500             3605.94
OKLAHOMA CITY OK 73116    5                  07/18/06           00
0203801675                05                 09/01/06           0.0000
0203801675                O                  08/01/36
0

10876827      025/025     F                  147,960.00         ZZ
                          360                147,826.24         1
                          6.5000             935.21             80
                          6.2500             935.21
RICHMOND      VA 23233    5                  07/20/06           00
0203803747                03                 09/01/06           0.0000
0203803747                N                  08/01/36
0

10876831      025/025     F                  239,200.00         ZZ
                          360                239,200.00         1
                          7.3750             1470.08            80
                          7.1250             1470.08
FREDERICK     MD 21702    1                  06/23/06           00
0203806534                03                 08/01/06           0.0000
0203806534                N                  07/01/36
0

10876837      025/025     F                  460,000.00         ZZ
                          360                460,000.00         1
                          7.5000             2875.00            80
                          7.2500             2875.00
LANHAM        MD 20706    1                  07/12/06           04
0203813233                03                 09/01/06           25.0000
0203813233                O                  08/01/36
0

10876839      025/025     F                  505,000.00         ZZ
                          360                504,615.74         1
                          7.3750             3487.91            72
                          7.1250             3487.91
MONTROSE      CO 81401    2                  07/17/06           00
0203815386                03                 09/01/06           0.0000
0203815386                N                  08/01/36
0

10876841      025/025     F                  368,000.00         ZZ
                          360                368,000.00         1
                          6.8750             2108.33            80
                          6.6250             2108.33
ROCKVILLE     MD 20853    1                  06/26/06           00
0203815758                05                 08/01/06           0.0000
0203815758                N                  07/01/36
0

10876843      025/025     F                  519,150.00         ZZ
                          360                519,150.00         1
                          6.7500             2920.22            80
                          6.5000             2920.22
LANSDOWNE     VA 20176    1                  06/23/06           00
0203816640                03                 08/01/06           0.0000
0203816640                N                  07/01/36
0

10876851      025/025     F                  79,300.00          ZZ
                          360                79,246.79          1
                          8.0000             581.88             95
                          7.7500             581.88
PARK RIVER    ND 58270    1                  07/14/06           00
0203848841                05                 09/01/06           0.0000
0203848841                O                  08/01/36
0

10876865      025/025     F                  426,000.00         ZZ
                          360                426,000.00         1
                          7.8750             2795.63            80
                          7.6250             2795.63
COLLEYVILLE   TX 76034    1                  07/18/06           00
0203870449                03                 09/01/06           0.0000
0203870449                N                  08/01/36
0

10876867      025/025     F                  472,000.00         ZZ
                          360                472,000.00         1
                          7.6250             2999.17            80
                          7.3750             2999.17
EAST ELMHURST NY 11369    1                  07/19/06           00
0203875190                05                 09/01/06           0.0000
0203875190                N                  08/01/36
0

10876881      025/025     F                  468,000.00         ZZ
                          360                468,000.00         1
                          8.0000             3120.00            80
                          7.7500             3120.00
CONCORD       CA 94518    1                  07/18/06           00
0203944947                05                 09/01/06           0.0000
0203944947                N                  08/01/36
0

10877187      E22/G02     F                  75,300.00          ZZ
                          360                75,300.00          1
                          8.3750             525.53             89
                          8.1250             525.53
HOUSTON       TX 77033    2                  08/09/06           04
0429651813                05                 10/01/06           25.0000
0429651813                N                  09/01/36
0

10877243      E22/G02     F                  51,100.00          ZZ
                          360                51,100.00          1
                          8.3750             388.40             89
                          8.1250             388.40
ALAMOGORDO    NM 88310    2                  08/09/06           01
0429724800                05                 10/01/06           25.0000
0429724800                O                  09/01/36
0

10877283      E22/G02     F                  131,200.00         ZZ
                          360                131,200.00         1
                          7.6250             928.63             80
                          7.3750             928.63
DES MOINES    IA 50313    2                  08/07/06           00
0429779077                05                 10/01/06           0.0000
0429779077                O                  09/01/36
0

10877291      E22/G02     F                  105,264.00         ZZ
                          360                105,264.00         1
                          7.7500             754.12             80
                          7.5000             754.12
HUTTO         TX 78634    1                  08/10/06           00
0429805690                03                 10/01/06           0.0000
0429805690                N                  09/01/36
0

10877303      E22/G02     F                  454,800.00         ZZ
                          360                454,800.00         1
                          7.3750             2795.13            80
                          7.1250             2795.13
GILBERT       AZ 85297    1                  08/08/06           00
0429816903                03                 10/01/06           0.0000
0429816903                O                  09/01/36
0

10877321      E22/G02     F                  91,120.00          ZZ
                          360                91,120.00          1
                          8.3750             635.94             80
                          8.1250             635.94
BROOKSHIRE    TX 77423    1                  08/14/06           00
0429828148                03                 10/01/06           0.0000
0429828148                N                  09/01/36
0

10877323      E22/G02     F                  98,320.00          ZZ
                          360                98,320.00          1
                          8.2500             675.95             80
                          8.0000             675.95
SEGUIN        TX 78155    1                  08/08/06           00
0429830979                05                 10/01/06           0.0000
0429830979                N                  09/01/36
0

10877339      E22/G02     F                  86,000.00          ZZ
                          360                86,000.00          1
                          8.3750             653.66             80
                          8.1250             653.66
CHICAGO       IL 60619    1                  08/14/06           00
0429839129                05                 10/01/06           0.0000
0429839129                N                  09/01/36
0

10877345      E22/G02     F                  348,000.00         ZZ
                          360                348,000.00         1
                          7.5000             2175.00            80
                          7.2500             2175.00
CLERMONT      FL 34711    5                  08/08/06           00
0429844939                07                 10/01/06           0.0000
0429844939                O                  09/01/36
0

10877357      E22/G02     F                  85,000.00          ZZ
                          360                85,000.00          4
                          7.5000             594.33             46
                          7.2500             594.33
PUEBLO        CO 81001    5                  08/15/06           00
0429852536                05                 10/01/06           0.0000
0429852536                N                  09/01/36
0

10877391      E22/G02     F                  107,920.00         ZZ
                          360                107,920.00         1
                          7.5000             754.59             80
                          7.2500             754.59
SAN ANTONIO   TX 78245    1                  08/14/06           00
0429871148                03                 10/01/06           0.0000
0429871148                O                  09/01/36
0

10877419      E22/G02     F                  127,500.00         ZZ
                          360                127,500.00         1
                          7.1250             858.99             77
                          6.8750             858.99
UCON          ID 83454    5                  08/08/06           00
0470014689                05                 10/01/06           0.0000
0470014689                O                  09/01/36
0

10877431      E22/G02     F                  73,000.00          ZZ
                          360                73,000.00          1
                          7.3750             448.65             78
                          7.1250             448.65
WINSTON-SALEM NC 27104    2                  08/14/06           00
0470018458                01                 10/01/06           0.0000
0470018458                N                  09/01/36
0

10877435      E22/G02     F                  114,320.00         T
                          360                114,320.00         1
                          7.5000             799.34             80
                          7.2500             799.34
ORLANDO       FL 32811    1                  08/14/06           00
0470021478                01                 10/01/06           0.0000
0470021478                O                  09/01/36
0

10877443      E22/G02     F                  106,200.00         ZZ
                          360                106,200.00         1
                          8.3750             807.20             90
                          8.1250             807.20
HILLSBORO     MO 63050    1                  08/14/06           10
0470025701                05                 10/01/06           25.0000
0470025701                N                  09/01/36
0

10877447      E22/G02     F                  195,000.00         ZZ
                          360                195,000.00         1
                          7.2500             1178.13            65
                          7.0000             1178.13
LAS VEGAS     NV 89149    5                  08/08/06           00
0470025925                09                 10/01/06           0.0000
0470025925                O                  09/01/36
0

10877471      E22/G02     F                  67,500.00          ZZ
                          360                67,500.00          1
                          7.8750             489.42             38
                          7.6250             489.42
SHREVEPORT    LA 71118    5                  08/08/06           00
0470040387                05                 10/01/06           0.0000
0470040387                O                  09/01/36
0

10877511      E22/G02     F                  348,000.00         ZZ
                          360                348,000.00         1
                          7.2500             2102.50            80
                          7.0000             2102.50
ACCOKEEK      MD 20607    5                  08/09/06           00
0429355605                05                 10/01/06           0.0000
0429355605                O                  09/01/36
0

10877525      E22/G02     F                  108,000.00         ZZ
                          360                108,000.00         3
                          7.8750             783.07             80
                          7.6250             783.07
OGDEN         UT 84401    1                  08/02/06           00
0429489958                05                 10/01/06           0.0000
0429489958                N                  09/01/36
0

10877533      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.3750             828.81             80
                          7.1250             828.81
PAHOA         HI 96778    1                  07/27/06           00
0429519671                03                 10/01/06           0.0000
0429519671                O                  09/01/36
0

10877535      E22/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          7.0000             1224.16            80
                          6.7500             1224.16
SOUTHFIELD    MI 48075    2                  08/09/06           00
0429532419                05                 10/01/06           0.0000
0429532419                O                  09/01/36
0

10877581      E22/G02     F                  150,750.00         ZZ
                          360                150,750.00         1
                          7.2500             1028.38            66
                          7.0000             1028.38
COLORADO SPRINCO 80906    1                  08/14/06           00
0470070038                05                 10/01/06           0.0000
0470070038                O                  09/01/36
0

10877589      E22/G02     F                  101,992.00         ZZ
                          360                101,992.00         1
                          7.7500             730.68             90
                          7.5000             730.68
NASHVILLE     TN 37201    1                  08/14/06           04
0470075086                01                 10/01/06           25.0000
0470075086                N                  09/01/36
0

10877621      E22/G02     F                  77,250.00          ZZ
                          360                77,250.00          1
                          7.6250             546.77             75
                          7.3750             546.77
LITTLE ROCK   AR 72204    2                  08/08/06           00
0470089079                05                 10/01/06           0.0000
0470089079                O                  09/01/36
0

10877633      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.3750             828.81             80
                          7.1250             828.81
AMERY         WI 54001    2                  08/08/06           00
0470095431                05                 10/01/06           0.0000
0470095431                O                  09/01/36
0

10877647      E22/G02     F                  150,000.00         ZZ
                          360                150,000.00         1
                          7.1250             1010.58            60
                          6.8750             1010.58
KENNER        LA 70065    2                  08/09/06           00
0470116278                05                 10/01/06           0.0000
0470116278                O                  09/01/36
0

10877649      E22/G02     F                  184,000.00         ZZ
                          360                184,000.00         1
                          6.7500             1193.42            53
                          6.5000             1193.42
FORT LAUDERDALFL 33312    5                  08/08/06           00
0470118498                05                 10/01/06           0.0000
0470118498                O                  09/01/36
0

10877657      E22/G02     F                  64,000.00          ZZ
                          360                64,000.00          1
                          7.2500             436.59             60
                          7.0000             436.59
LAKEWOOD      CO 80228    5                  08/08/06           00
0470120759                01                 10/01/06           0.0000
0470120759                O                  09/01/36
0

10877683      E22/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          6.8750             802.08             80
                          6.6250             802.08
DENVER        CO 80221    1                  08/14/06           00
0470136839                03                 10/01/06           0.0000
0470136839                O                  09/01/36
0

10877747      E22/G02     F                  560,000.00         ZZ
                          360                560,000.00         1
                          6.8750             3208.33            61
                          6.6250             3208.33
WESTON        CT 06883    5                  08/08/06           00
0470176587                05                 10/01/06           0.0000
0470176587                O                  09/01/36
0

10877751      E22/G02     F                  101,992.00         ZZ
                          360                101,992.00         1
                          7.7500             730.68             90
                          7.5000             730.68
NASHVILLE     TN 37201    1                  08/14/06           04
0470183203                01                 10/01/06           25.0000
0470183203                N                  09/01/36
0

10877757      E22/G02     F                  118,720.00         ZZ
                          360                118,720.00         2
                          7.2500             809.88             80
                          7.0000             809.88
GHENT         NY 12037    1                  08/14/06           00
0470188657                05                 10/01/06           0.0000
0470188657                O                  09/01/36
0

10877787      E22/G02     F                  111,000.00         ZZ
                          360                111,000.00         1
                          7.5000             776.13             77
                          7.2500             776.13
HOUSTON       TX 77083    2                  08/08/06           00
0470203597                03                 10/01/06           0.0000
0470203597                O                  09/01/36
0

10877803      E22/G02     F                  108,800.00         ZZ
                          360                108,800.00         1
                          7.7500             779.46             80
                          7.5000             779.46
KATY          TX 77449    1                  08/10/06           00
0470212408                03                 10/01/06           0.0000
0470212408                N                  09/01/36
0

10877807      E22/G02     F                  112,400.00         ZZ
                          360                112,400.00         1
                          7.5000             785.92             80
                          7.2500             785.92
PUEBLO WEST   CO 81007    1                  08/08/06           00
0470212754                05                 10/01/06           0.0000
0470212754                N                  09/01/36
0

10877817      E22/G02     F                  101,992.00         ZZ
                          360                101,992.00         1
                          7.7500             730.68             90
                          7.5000             730.68
NASHVILLE     TN 37201    1                  08/14/06           04
0470219338                01                 10/01/06           25.0000
0470219338                N                  09/01/36
0

10877829      E22/G02     F                  500,000.00         ZZ
                          360                500,000.00         1
                          7.5000             3496.07            80
                          7.2500             3496.07
SAINT AUGUSTINFL 32080    5                  08/08/06           00
0470227893                05                 10/01/06           0.0000
0470227893                O                  09/01/36
0

10877853      E22/G02     F                  101,250.00         ZZ
                          360                101,250.00         1
                          8.1250             751.78             75
                          7.8750             751.78
ATTICA        MI 48412    2                  08/15/06           00
0470241449                05                 10/01/06           0.0000
0470241449                N                  09/01/36
0

10877859      E22/G02     F                  204,400.00         ZZ
                          360                204,400.00         1
                          7.3750             1256.21            70
                          7.1250             1256.21
STURBRIDGE    MA 01566    5                  08/09/06           00
0470249509                05                 10/01/06           0.0000
0470249509                O                  09/01/36
0

10877889      E22/G02     F                  344,250.00         ZZ
                          360                344,250.00         1
                          7.0000             2008.13            85
                          6.7500             2008.13
RED FEATHER LACO 80545    1                  08/14/06           04
0470302340                09                 10/01/06           25.0000
0470302340                O                  09/01/36
0

10877893      E22/G02     F                  159,250.00         ZZ
                          360                159,250.00         1
                          7.2500             1086.37            70
                          7.0000             1086.37
MARIETTA      GA 30067    1                  08/14/06           00
0470322132                03                 10/01/06           0.0000
0470322132                O                  09/01/36
0

10877895      E22/G02     F                  60,000.00          ZZ
                          360                60,000.00          1
                          7.8750             435.04             88
                          7.6250             435.04
SOUTHAVEN     MS 38671    1                  08/14/06           01
0470338195                09                 10/01/06           30.0000
0470338195                O                  09/01/36
0

10878497      L21/G02     F                  172,000.00         ZZ
                          360                172,000.00         1
                          6.7500             967.50             80
                          6.5000             967.50
OLYMPIA       WA 98513    5                  07/25/06           00
0441780038                03                 09/01/06           0.0000
52511939                  O                  08/01/36
0

10878519      L21/G02     F                  550,000.00         T
                          360                550,000.00         1
                          6.6250             3521.72            80
                          6.3750             3521.72
PAYSON        AZ 85541    5                  08/02/06           00
0441779964                03                 10/01/06           0.0000
16523399                  O                  09/01/36
0

10878527      L21/G02     F                  228,750.00         ZZ
                          360                228,750.00         1
                          7.5000             1429.69            75
                          7.2500             1429.69
MECHANICSVILLEVA 23111    5                  07/29/06           00
0441779121                03                 09/01/06           0.0000
52514768                  O                  08/01/36
0

10878827      A03/G02     F                  201,600.00         ZZ
                          360                201,600.00         1
                          6.8750             1324.37            80
                          6.6250             1324.37
SHELBY TOWNSHIMI 48317    1                  08/04/06           00
0441805074                05                 10/01/06           0.0000
12593348                  O                  09/01/36
0

10878909      L20/G02     F                  121,600.00         ZZ
                          360                121,600.00         1
                          7.5000             760.00             80
                          7.2500             760.00
OGDEN         UT 84401    1                  08/07/06           00
0441791001                05                 10/01/06           0.0000
1061071348                N                  09/01/36
0

10878921      E44/G02     F                  130,400.00         ZZ
                          360                130,400.00         1
                          7.2500             889.56             80
                          7.0000             889.56
GRANTSVILLE   UT 84029    1                  08/07/06           00
0441779071                05                 10/01/06           0.0000
12598055                  O                  09/01/36
0

10879113      G27/G02     F                  149,500.00         ZZ
                          360                149,368.10         1
                          6.6250             957.26             65
                          6.3750             957.26
BAKERSFIELD   CA 93309    1                  07/27/06           00
0441832631                05                 09/01/06           0.0000
343060041                 N                  08/01/36
0

10879135      U05/G02     F                  180,000.00         ZZ
                          360                179,848.78         1
                          6.8750             1182.47            75
                          6.6250             1182.47
MESA          AZ 85204    5                  07/27/06           00
0441800521                05                 09/01/06           0.0000
3000980868                O                  08/01/36
0

10879167      X47/G02     F                  79,200.00          ZZ
                          360                79,200.00          1
                          8.2500             544.50             80
                          8.0000             544.50
REED CITY     MI 49677    2                  08/04/06           00
0441812765                05                 10/01/06           0.0000
K19325                    O                  09/01/36
0

10879245      253/253     F                  196,000.00         ZZ
                          360                195,843.26         1
                          7.1250             1320.49            80
                          6.8750             1320.49
KISSIMMEE     FL 34758    5                  07/28/06           00
668989                    03                 09/01/06           0.0000
668989                    O                  08/01/36
0

10879251      X47/G02     F                  90,000.00          ZZ
                          360                90,000.00          1
                          7.2500             613.96             39
                          7.0000             613.96
INDEPENDENCE  MO 64057    5                  08/09/06           00
0441813037                05                 10/01/06           0.0000
K19378                    O                  09/01/36
0

10879275      X47/G02     F                  88,150.00          ZZ
                          360                88,093.79          1
                          8.2500             662.24             80
                          8.0000             662.24
FOREST PARK   GA 30297    1                  08/01/06           00
0441808367                09                 09/01/06           0.0000
K19353                    N                  08/01/36
0

10879297      AE5/G02     F                  438,750.00         ZZ
                          360                438,750.00         1
                          7.7000             2815.31            75
                          7.4500             2815.31
GLENDALE      AZ 85308    5                  08/08/06           00
0441775665                03                 10/01/06           0.0000
0607078                   O                  09/01/36
0

10879481      Y42/G02     F                  390,000.00         ZZ
                          360                390,000.00         1
                          7.0000             2594.68            68
                          6.7500             2594.68
PHOENIX       AZ 85018    5                  08/09/06           00
0441783099                05                 10/01/06           0.0000
3006070008                O                  09/01/36
0

10879505      H49/G02     F                  176,000.00         ZZ
                          360                175,862.70         1
                          7.2500             1200.63            54
                          7.0000             1200.63
GILBERT       AZ 85233    1                  07/27/06           00
0441791548                03                 09/01/06           0.0000
762242                    N                  08/01/36
0

10879509      313/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          6.7500             1167.48            34
                          6.5000             1167.48
MORRISON      CO 80465    1                  08/03/06           00
0441779089                05                 10/01/06           0.0000
11214913                  O                  09/01/36
0

10879515      S43/G02     F                  108,800.00         T
                          360                108,800.00         1
                          7.1250             733.01             80
                          6.8750             733.01
ALBUQUERQUE   NM 87123    1                  08/07/06           00
0441790938                07                 10/01/06           0.0000
0001177263                O                  09/01/36
0

10879585      Z03/Z03     F                  148,326.00         ZZ
                          360                148,326.00         1
                          7.1250             999.30             65
                          6.8750             999.30
THE VILLAGES  FL 32162    1                  08/07/06           00
068023653                 05                 10/01/06           0.0000
068023653                 O                  09/01/36
0

10879793      L21/G02     F                  80,000.00          ZZ
                          360                79,934.43          1
                          7.0000             532.25             63
                          6.7500             532.25
HYATTSVILLE   MD 20781    5                  08/02/06           00
0441779915                08                 09/01/06           0.0000
52513939                  O                  08/01/36
0

10880127      E22/G02     F                  95,000.00          ZZ
                          360                95,000.00          2
                          7.7500             613.54             68
                          7.5000             613.54
NEW ORLEANS   LA 70117    5                  08/10/06           00
0470181785                05                 10/01/06           0.0000
0470181785                O                  09/01/36
0

10880151      E22/G02     F                  464,000.00         ZZ
                          360                464,000.00         1
                          7.2500             2803.33            80
                          7.0000             2803.33
GILBERT       AZ 85297    1                  08/10/06           00
0470198078                03                 10/01/06           0.0000
0470198078                O                  09/01/36
0

10880167      E22/G02     F                  112,800.00         ZZ
                          360                112,800.00         1
                          7.6250             798.39             80
                          7.3750             798.39
KANSAS CITY   MO 64155    1                  08/15/06           00
0470135955                05                 10/01/06           0.0000
0470135955                O                  09/01/36
0

10880185      E22/G02     F                  211,920.00         ZZ
                          360                211,920.00         1
                          7.6250             1346.58            80
                          7.3750             1346.58
ANCHORAGE     AK 99507    1                  08/11/06           00
0470155102                03                 10/01/06           0.0000
0470155102                N                  09/01/36
0

10880189      E22/G02     F                  290,400.00         ZZ
                          360                290,400.00         1
                          7.5000             2030.52            80
                          7.2500             2030.52
WINDSOR       CO 80550    1                  08/11/06           00
0470157454                03                 10/01/06           0.0000
0470157454                O                  09/01/36
0

10880199      E22/G02     F                  255,000.00         ZZ
                          360                255,000.00         1
                          7.2500             1540.63            73
                          7.0000             1540.63
PISCATAWAY TOWNJ 08854    2                  08/02/06           00
0470166521                05                 10/01/06           0.0000
0470166521                O                  09/01/36
0

10880203      E22/G02     F                  120,800.00         ZZ
                          360                120,800.00         1
                          7.5000             755.00             80
                          7.2500             755.00
HUDSON        FL 34667    2                  08/09/06           00
0470201708                05                 10/01/06           0.0000
0470201708                O                  09/01/36
0

10880237      E22/G02     F                  237,883.00         ZZ
                          360                237,883.00         1
                          7.2500             1622.78            80
                          7.0000             1622.78
PUYALLUP      WA 98375    1                  08/08/06           00
0470231853                03                 10/01/06           0.0000
0470231853                O                  09/01/36
0

10880247      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         2
                          7.8750             725.07             69
                          7.6250             725.07
TOLEDO        OH 43606    2                  08/15/06           00
0470240193                05                 10/01/06           0.0000
0470240193                N                  09/01/36
0

10880249      E22/G02     F                  150,500.00         ZZ
                          360                150,500.00         1
                          7.3750             1039.47            97
                          7.1250             1039.47
LOGAN         OH 43138    2                  08/10/06           01
0470244401                05                 10/01/06           35.0000
0470244401                O                  09/01/36
0

10880267      E22/G02     F                  142,800.00         ZZ
                          360                142,800.00         1
                          7.3750             986.28             80
                          7.1250             986.28
RICHLAND      WA 99354    1                  08/10/06           00
0470260621                05                 10/01/06           0.0000
0470260621                O                  09/01/36
0

10880291      E22/G02     F                  650,000.00         ZZ
                          360                650,000.00         1
                          7.3750             4489.39            57
                          7.1250             4489.39
STAR          ID 83644    5                  08/10/06           00
0470296831                03                 10/01/06           0.0000
0470296831                O                  09/01/36
0

10880327      E22/G02     F                  198,000.00         ZZ
                          360                198,000.00         1
                          7.5000             1384.44            80
                          7.2500             1384.44
GRAND JUNCTIONCO 81501    1                  08/15/06           00
0429780117                05                 10/01/06           0.0000
0429780117                O                  09/01/36
0

10880343      E22/G02     F                  189,000.00         ZZ
                          360                189,000.00         1
                          7.1250             1273.33            90
                          6.8750             1273.33
TAMPA         FL 33624    5                  08/10/06           10
0429801483                09                 10/01/06           25.0000
0429801483                O                  09/01/36
0

10880381      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.2500             818.61             52
                          7.0000             818.61
PALM COAST    FL 32164    1                  08/15/06           00
0429860737                05                 10/01/06           0.0000
0429860737                O                  09/01/36
0

10880407      E22/G02     F                  100,800.00         ZZ
                          360                100,800.00         1
                          7.3750             696.20             80
                          7.1250             696.20
DANSVILLE     NY 14437    1                  08/15/06           00
0470003955                05                 10/01/06           0.0000
0470003955                O                  09/01/36
0

10880455      E22/G02     F                  119,560.00         ZZ
                          360                119,560.00         1
                          8.1250             887.73             80
                          7.8750             887.73
HOUSTON       TX 77062    1                  08/15/06           00
0470039959                03                 10/01/06           0.0000
0470039959                N                  09/01/36
0

10880465      E22/G02     F                  263,500.00         ZZ
                          360                263,500.00         1
                          7.1250             1564.53            79
                          6.8750             1564.53
SALT LAKE CITYUT 84105    2                  08/08/06           00
0470045725                05                 10/01/06           0.0000
0470045725                O                  09/01/36
0

10880475      E22/G02     F                  137,129.00         ZZ
                          360                137,129.00         1
                          6.8750             900.84             80
                          6.6250             900.84
HOUSTON       TX 77095    1                  08/15/06           00
0428673883                03                 10/01/06           0.0000
0428673883                N                  09/01/36
0

10880493      E22/G02     F                  108,750.00         ZZ
                          360                108,750.00         1
                          7.6250             769.73             75
                          7.3750             769.73
SPRINGFIELD   MO 65807    2                  08/10/06           00
0429204928                05                 10/01/06           0.0000
0429204928                O                  09/01/36
0

10880523      E22/G02     F                  468,000.00         ZZ
                          360                468,000.00         1
                          8.1250             3168.75            80
                          7.8750             3168.75
SILVER SPRING MD 20910    1                  08/15/06           00
0429507718                05                 10/01/06           0.0000
0429507718                N                  09/01/36
0

10880529      E22/G02     F                  410,320.00         ZZ
                          360                410,320.00         1
                          7.6250             2607.24            80
                          7.3750             2607.24
BOULDER       CO 80304    1                  08/15/06           00
0429532781                03                 10/01/06           0.0000
0429532781                O                  09/01/36
0

10880541      E22/G02     F                  117,000.00         ZZ
                          360                117,000.00         1
                          7.2500             798.15             65
                          7.0000             798.15
CRYSTAL       MN 55422    5                  08/14/06           00
0470051384                05                 10/01/06           0.0000
0470051384                N                  09/01/36
0

10880557      E22/G02     F                  103,200.00         ZZ
                          360                103,200.00         1
                          8.0000             757.25             79
                          7.7500             757.25
KIMBERLING CITMO 65686    5                  08/10/06           00
0470068651                05                 10/01/06           0.0000
0470068651                O                  09/01/36
0

10880559      E22/G02     F                  211,000.00         ZZ
                          360                211,000.00         1
                          7.1250             1252.81            65
                          6.8750             1252.81
BOISE         ID 83702    5                  08/09/06           00
0470069378                05                 10/01/06           0.0000
0470069378                N                  09/01/36
0

10880561      E22/G02     F                  234,000.00         ZZ
                          360                233,986.00         1
                          7.1250             1389.38            79
                          6.8750             1389.38
HENDERSONVILLETN 37075    5                  08/10/06           00
0470070285                03                 10/01/06           0.0000
0470070285                O                  09/01/36
0

10880597      E22/G02     F                  100,400.00         ZZ
                          360                100,400.00         4
                          7.8750             727.97             80
                          7.6250             727.97
BRYAN         TX 77801    1                  08/11/06           00
0429663651                05                 10/01/06           0.0000
0429663651                N                  09/01/36
0

10880599      E22/G02     F                  100,400.00         ZZ
                          360                100,400.00         4
                          7.8750             727.97             80
                          7.6250             727.97
BRYAN         TX 77801    1                  08/11/06           00
0429663891                05                 10/01/06           0.0000
0429663891                N                  09/01/36
0

10880601      E22/G02     F                  100,400.00         ZZ
                          360                100,400.00         4
                          7.8750             727.97             80
                          7.6250             727.97
BRYAN         TX 77801    1                  08/11/06           00
0429663958                05                 10/01/06           0.0000
0429663958                N                  09/01/36
0

10880609      E22/G02     F                  148,000.00         ZZ
                          360                148,000.00         1
                          7.0000             984.65             71
                          6.7500             984.65
SANFORD       FL 32773    5                  08/07/06           00
0429706427                05                 10/01/06           0.0000
0429706427                O                  09/01/36
0

10880625      E22/G02     F                  140,800.00         ZZ
                          360                140,800.00         1
                          7.0000             821.33             80
                          6.7500             821.33
FOUNTAIN      CO 80817    1                  08/15/06           00
0429722432                05                 10/01/06           0.0000
0429722432                O                  09/01/36
0

10880653      E22/G02     F                  417,000.00         ZZ
                          360                417,000.00         1
                          7.1250             2475.94            65
                          6.8750             2475.94
CORONA        CA 92880    2                  08/10/06           00
0470084542                05                 10/01/06           0.0000
0470084542                O                  09/01/36
0

10880663      E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.5000             1118.74            80
                          7.2500             1118.74
WEST JORDAN   UT 84088    2                  08/02/06           00
0470088733                05                 10/01/06           0.0000
0470088733                O                  09/01/36
0

10880667      E22/G02     F                  77,600.00          ZZ
                          360                77,600.00          3
                          7.8750             562.65             80
                          7.6250             562.65
PHILADELPHIA  PA 19140    1                  08/21/06           00
0470094525                05                 10/01/06           0.0000
0470094525                O                  09/01/36
0

10880691      E22/G02     F                  68,400.00          ZZ
                          360                68,400.00          1
                          8.1250             507.87             95
                          7.8750             507.87
HAZEL GREEN   AL 35750    1                  08/15/06           01
0470109034                05                 10/01/06           35.0000
0470109034                O                  09/01/36
0

10880713      E22/G02     F                  106,400.00         ZZ
                          360                106,400.00         3
                          7.5000             743.96             80
                          7.2500             743.96
LOCK HAVEN    PA 17745    2                  08/10/06           00
0470126129                05                 10/01/06           0.0000
0470126129                O                  09/01/36
0

10880723      E22/G02     F                  133,600.00         ZZ
                          360                133,600.00         1
                          6.5000             723.67             80
                          6.2500             723.67
APOPKA        FL 32703    1                  08/15/06           00
0428734792                05                 10/01/06           0.0000
0428734792                O                  09/01/36
0

10881189      Z95/G02     F                  120,900.00         ZZ
                          360                120,900.00         1
                          7.7500             866.14             65
                          7.5000             866.14
VERO BEACH    FL 32962    1                  08/11/06           00
0441790771                05                 10/01/06           0.0000
32365                     N                  09/01/36
0

10881245      W08/G02     F                  168,210.00         ZZ
                          360                168,210.00         1
                          7.7500             1086.36            90
                          7.5000             1086.36
MIAMI         FL 33166    1                  08/10/06           14
0441828522                08                 10/01/06           30.0000
069647M                   N                  09/01/36
0

10881257      W08/G02     F                  171,810.00         ZZ
                          360                171,810.00         1
                          7.7500             1109.61            90
                          7.5000             1109.61
MIAMI         FL 33166    1                  08/10/06           11
0441828423                08                 10/01/06           30.0000
069646M                   N                  09/01/36
0

10881427      X89/G02     F                  96,000.00          ZZ
                          360                96,000.00          1
                          7.8750             696.06             80
                          7.6250             696.06
LAFAYETTE     IN 47905    1                  08/08/06           00
0441800505                05                 10/01/06           0.0000
6006378                   O                  09/01/36
0

10881435      P01/G02     F                  80,750.00          ZZ
                          360                80,750.00          1
                          7.2500             550.86             95
                          7.0000             550.86
MUNCY         PA 17756    2                  08/08/06           10
0441802113                05                 10/01/06           30.0000
06002643                  O                  09/01/36
0

10881537      758/G02     F                  79,192.00          ZZ
                          360                79,192.00          1
                          8.0000             527.95             80
                          7.7500             527.95
HUMBLE        TX 77338    1                  08/01/06           00
0441804085                03                 10/01/06           0.0000
1130003149                N                  09/01/36
0

10881563      A52/G02     F                  143,200.00         ZZ
                          360                143,200.00         1
                          7.3750             880.08             80
                          7.1250             880.08
LAWRENCEVILLE GA 30044    1                  08/10/06           00
0441804549                05                 10/01/06           0.0000
41089                     O                  09/01/36
0

10881583      313/G02     F                  244,800.00         ZZ
                          360                244,800.00         2
                          7.6250             1555.51            80
                          7.3750             1555.51
PORTLAND      OR 97214    1                  08/02/06           00
0441787058                05                 10/01/06           0.0000
11244225                  N                  09/01/36
0

10881615      313/G02     F                  217,500.00         ZZ
                          360                217,500.00         1
                          7.2500             1483.74            75
                          7.0000             1483.74
EUGENE        OR 97404    1                  08/01/06           00
0441786902                05                 10/01/06           0.0000
11251469                  O                  09/01/36
0

10881623      560/560     F                  575,000.00         ZZ
                          360                574,573.27         1
                          7.5000             4020.48            80
                          7.2500             4020.48
WALL          NJ 07719    5                  07/26/06           00
656122429                 05                 09/01/06           0.0000
656122429                 O                  08/01/36
0

10881721      560/560     F                  122,000.00         T
                          360                121,723.21         1
                          7.0000             811.67             33
                          6.7500             811.67
MOHAVE VALLEY AZ 86440    5                  06/08/06           00
569305204                 03                 08/01/06           0.0000
569305204                 O                  07/01/36
0

10881725      560/560     F                  467,000.00         ZZ
                          360                466,626.54         1
                          7.1250             3146.27            55
                          6.8750             3146.27
MCKINNEY      TX 75071    2                  07/26/06           00
588021600                 05                 09/01/06           0.0000
588021600                 O                  08/01/36
0

10881731      560/560     F                  417,000.00         ZZ
                          360                416,150.78         1
                          6.3750             2601.54            69
                          6.1250             2601.54
FREEHOLD      NJ 07728    1                  06/15/06           00
593391907                 05                 08/01/06           0.0000
593391907                 O                  07/01/36
0

10881733      560/560     F                  416,000.00         ZZ
                          360                414,519.66         2
                          6.6250             2663.70            80
                          6.3750             2663.70
HONOLULU      HI 96819    1                  04/27/06           00
593432909                 05                 06/01/06           0.0000
593432909                 N                  05/01/36
0

10881735      560/560     F                  108,000.00         ZZ
                          360                107,624.89         1
                          6.7500             700.49             80
                          6.5000             700.49
OTIS ORCHARDS WA 99027    1                  04/12/06           00
593457005                 05                 06/01/06           0.0000
593457005                 N                  05/01/36
0

10881755      560/560     F                  132,000.00         ZZ
                          360                131,648.66         2
                          6.6250             845.22             80
                          6.3750             845.22
NORTH POLE    AK 99705    5                  05/23/06           00
594667008                 05                 07/01/06           0.0000
594667008                 N                  06/01/36
0

10881801      560/560     F                  204,553.00         ZZ
                          360                204,199.77         1
                          6.7500             1326.73            80
                          6.5000             1326.73
FALCON        CO 80831    1                  06/29/06           00
595690900                 05                 08/01/06           0.0000
595690900                 O                  07/01/36
0

10881803      560/560     F                  450,000.00         ZZ
                          360                449,602.97         1
                          6.6250             2881.40            48
                          6.3750             2881.40
NORTHVILLE    MI 48167    1                  07/12/06           00
595727900                 05                 09/01/06           0.0000
595727900                 O                  08/01/36
0

10881811      560/560     F                  616,600.00         ZZ
                          360                616,055.99         1
                          6.6250             3948.16            60
                          6.3750             3948.16
THOUSAND OAKS CA 91362    5                  07/21/06           00
595765207                 03                 09/01/06           0.0000
595765207                 O                  08/01/36
0

10881819      560/560     F                  512,000.00         ZZ
                          360                511,548.27         1
                          6.6250             3278.40            80
                          6.3750             3278.40
PHOENIX       AZ 85045    5                  07/17/06           00
595798703                 05                 09/01/06           0.0000
595798703                 O                  08/01/36
0

10881821      560/560     F                  512,000.00         ZZ
                          360                511,569.85         1
                          6.8750             3363.48            50
                          6.6250             3363.48
SPRING        TX 77379    2                  07/31/06           00
595801804                 05                 09/01/06           0.0000
595801804                 O                  08/01/36
0

10881837      560/560     F                  284,905.00         ZZ
                          360                284,905.00         1
                          7.0000             1661.95            95
                          6.7500             1661.95
FORT WAYNE    IN 46804    1                  07/19/06           11
596026005                 03                 09/01/06           30.0000
596026005                 O                  08/01/36
0

10881839      560/560     F                  597,600.00         ZZ
                          360                597,072.75         1
                          6.6250             3826.50            80
                          6.3750             3826.50
MOORESVILLE   NC 28115    1                  07/19/06           00
596071308                 05                 09/01/06           0.0000
596071308                 O                  08/01/36
0

10881845      560/560     F                  207,920.00         ZZ
                          360                207,920.00         1
                          6.7500             1169.55            80
                          6.5000             1169.55
NEWARK        DE 19711    1                  07/21/06           00
596105809                 05                 09/01/06           0.0000
596105809                 N                  08/01/36
0

10881855      560/560     F                  540,000.00         ZZ
                          360                539,511.83         1
                          6.5000             3413.17            48
                          6.2500             3413.17
PRESCOTT      AZ 86301    2                  07/26/06           00
596139907                 05                 09/01/06           0.0000
596139907                 O                  08/01/36
0

10881873      560/560     F                  483,750.00         ZZ
                          360                483,353.46         1
                          7.0000             3218.41            75
                          6.7500             3218.41
AVON          CT 06001    5                  07/21/06           00
596327304                 05                 09/01/06           0.0000
596327304                 O                  08/01/36
0

10881879      560/560     F                  436,081.00         ZZ
                          360                435,714.63         1
                          6.8750             2864.75            65
                          6.6250             2864.75
BURBANK       CA 91506    5                  07/19/06           00
596363804                 05                 09/01/06           0.0000
596363804                 O                  08/01/36
0

10881889      560/560     F                  607,807.00         ZZ
                          360                607,320.94         1
                          7.1250             4094.91            80
                          6.8750             4094.91
CORONA        CA 92883    5                  07/14/06           00
596429209                 05                 09/01/06           0.0000
596429209                 O                  08/01/36
0

10881895      560/560     F                  608,000.00         ZZ
                          360                607,489.20         1
                          6.8750             3994.13            80
                          6.6250             3994.13
HALF MOON BAY CA 94019    5                  07/18/06           00
596493700                 05                 09/01/06           0.0000
596493700                 O                  08/01/36
0

10881911      560/560     F                  261,000.00         ZZ
                          360                261,000.00         1
                          6.8750             1495.32            37
                          6.6250             1495.32
SAN JUAN BAUTICA 95045    2                  07/31/06           00
596727008                 05                 09/01/06           0.0000
596727008                 O                  08/01/36
0

10881923      560/560     F                  643,300.00         ZZ
                          360                642,216.01         1
                          6.8750             4226.02            75
                          6.6250             4226.02
SAINT LOUIS   MO 63124    5                  06/29/06           00
601559681                 05                 08/01/06           0.0000
601559681                 O                  07/01/36
0

10881933      560/560     F                  450,000.00         ZZ
                          360                449,621.95         1
                          6.8750             2956.18            75
                          6.6250             2956.18
TUCSON        AZ 85743    5                  07/07/06           00
601579801                 05                 09/01/06           0.0000
601579801                 O                  08/01/36
0

10881997      560/560     F                  585,000.00         ZZ
                          360                584,508.53         1
                          6.8750             3843.03            75
                          6.6250             3843.03
SCOTTSDALE    AZ 85254    5                  07/05/06           00
601604205                 05                 09/01/06           0.0000
601604205                 O                  08/01/36
0

10882017      560/560     F                  576,000.00         ZZ
                          360                575,527.86         1
                          7.0000             3832.14            80
                          6.7500             3832.14
TUCSON        AZ 85718    5                  07/10/06           00
601606748                 03                 09/01/06           0.0000
601606748                 O                  08/01/36
0

10882041      560/560     F                  480,000.00         ZZ
                          360                479,150.68         1
                          6.6250             3073.49            80
                          6.3750             3073.49
DENVER        CO 80237    5                  06/29/06           00
601611818                 05                 08/01/06           0.0000
601611818                 O                  07/01/36
0

10882055      560/560     F                  435,000.00         ZZ
                          360                434,669.00         1
                          7.3750             3004.44            75
                          7.1250             3004.44
NORRIDGE      IL 60706    5                  07/26/06           00
601620890                 05                 09/01/06           0.0000
601620890                 O                  08/01/36
0

10882057      560/560     F                  705,000.00         ZZ
                          360                703,309.16         1
                          6.8750             4631.35            75
                          6.6250             4631.35
ORANGE        CA 92869    5                  06/19/06           00
601621342                 03                 08/01/06           0.0000
601621342                 O                  07/01/36
0

10882079      560/560     F                  572,000.00         ZZ
                          360                572,000.00         1
                          6.8750             3277.08            80
                          6.6250             3277.08
CHINO         CA 91710    5                  07/14/06           00
601632091                 03                 09/01/06           0.0000
601632091                 O                  08/01/36
0

10882227      758/G02     F                  198,400.00         ZZ
                          360                198,249.03         1
                          7.3750             1370.30            80
                          7.1250             1370.30
PEARLAND      TX 77581    1                  07/28/06           00
0441791803                03                 09/01/06           0.0000
1620001288                O                  08/01/36
0

10882245      X83/G02     F                  105,600.00         ZZ
                          360                105,600.00         1
                          7.1250             711.45             76
                          6.8750             711.45
NORTHWOOD     OH 43619    2                  08/07/06           00
0441800851                05                 10/01/06           0.0000
8209922                   O                  09/01/36
0

10882329      369/G02     F                  455,400.00         ZZ
                          360                454,806.75         1
                          7.2500             3106.63            80
                          7.0000             3106.63
CHULA VISTA   CA 91915    1                  07/01/06           00
0441871399                03                 09/01/06           0.0000
80666431                  O                  08/01/36
0

10882339      369/G02     F                  640,000.00         ZZ
                          360                640,000.00         1
                          7.0000             3733.33            80
                          6.7500             3733.33
LOS ANGELES NOCA 91326    5                  06/29/06           00
0441871506                05                 08/01/06           0.0000
80820590                  O                  07/01/36
0

10882361      369/G02     F                  465,000.00         ZZ
                          360                465,000.00         1
                          6.5000             2518.75            51
                          6.2500             2518.75
LOS ALAMITOS  CA 90720    5                  07/07/06           00
0441854742                05                 09/01/06           0.0000
80897523                  O                  08/01/36
0

10882367      369/G02     F                  693,750.00         ZZ
                          360                693,152.69         1
                          6.7500             4499.65            75
                          6.5000             4499.65
ALEXANDRIA    VA 22315    1                  07/21/06           00
0441871472                03                 09/01/06           0.0000
80902265                  O                  08/01/36
0

10882387      369/G02     F                  496,000.00         ZZ
                          360                496,000.00         1
                          7.6250             3151.67            79
                          7.3750             3151.67
SANTA CLARITA CA 91354    1                  07/11/06           00
0441871514                03                 09/01/06           0.0000
80940026                  O                  08/01/36
0

10882397      369/G02     F                  620,000.00         ZZ
                          360                619,528.23         1
                          7.3750             4282.19            80
                          7.1250             4282.19
SALISBURY     MD 21804    2                  07/12/06           00
0441856440                03                 09/01/06           0.0000
80952120                  O                  08/01/36
0

10882401      369/G02     F                  86,793.00          ZZ
                          360                86,793.00          1
                          7.5000             542.46             70
                          7.2500             542.46
MORROW        GA 30260    1                  07/14/06           00
0441854452                03                 09/01/06           0.0000
80954092                  N                  08/01/36
0

10882411      369/G02     F                  572,564.00         ZZ
                          360                572,564.00         1
                          7.3750             3518.88            80
                          7.1250             3518.88
PHOENIX       AZ 85085    1                  07/25/06           00
0441848306                03                 09/01/06           0.0000
80960305                  O                  08/01/36
0

10882439      369/G02     F                  81,700.00          ZZ
                          360                81,700.00          1
                          7.0000             543.55             56
                          6.7500             543.55
DETROIT       MI 48223    5                  08/10/06           00
0441856614                05                 10/01/06           0.0000
81004236                  O                  09/01/36
0

10882475      253/253     F                  257,600.00         ZZ
                          360                257,600.00         1
                          7.3750             1779.18            80
                          7.1250             1779.18
BLOOMINGTON   MN 55438    2                  08/01/06           00
671745                    05                 10/01/06           0.0000
671745                    O                  09/01/36
0

10882489      X83/G02     F                  111,600.00         ZZ
                          360                111,600.00         1
                          7.6500             791.82             80
                          7.4000             791.82
VEEDERSBURG   IN 47987    1                  08/10/06           00
0441800877                05                 10/01/06           0.0000
8209943                   O                  09/01/36
0

10882515      253/253     F                  95,000.00          ZZ
                          360                95,000.00          1
                          7.5000             664.26             76
                          7.2500             664.26
PRINCETON     IL 61356    1                  08/02/06           00
666289                    01                 10/01/06           0.0000
666289                    O                  09/01/36
0

10882853      E22/G02     F                  153,678.00         ZZ
                          360                153,678.00         1
                          7.1250             912.46             75
                          6.8750             912.46
JACKSONVILLE  FL 32244    1                  08/08/06           00
0470054644                03                 10/01/06           0.0000
0470054644                N                  09/01/36
0

10882899      E22/G02     F                  56,700.00          ZZ
                          360                56,700.00          1
                          7.7500             406.21             90
                          7.5000             406.21
FLORENCE      AL 35630    5                  08/11/06           01
0470286592                05                 10/01/06           25.0000
0470286592                O                  09/01/36
0

10882929      E22/G02     F                  150,400.00         ZZ
                          360                150,400.00         1
                          7.2500             1025.99            80
                          7.0000             1025.99
SAN ANTONIO   TX 78254    1                  08/14/06           00
0470315474                03                 10/01/06           0.0000
0470315474                O                  09/01/36
0

10882933      E22/G02     F                  150,000.00         ZZ
                          360                150,000.00         3
                          6.8750             985.39             56
                          6.6250             985.39
FITCHBURG     MA 01420    2                  08/16/06           00
0470318809                05                 10/01/06           0.0000
0470318809                N                  09/01/36
0

10882941      E22/G02     F                  64,800.00          ZZ
                          360                64,800.00          1
                          8.3750             492.53             90
                          8.1250             492.53
BOSSIER CITY  LA 71111    1                  08/15/06           04
0470329624                05                 10/01/06           25.0000
0470329624                N                  09/01/36
0

10882947      E22/G02     F                  152,750.00         ZZ
                          360                152,750.00         1
                          7.2500             1042.02            65
                          7.0000             1042.02
PHOENIX       AZ 85051    5                  08/11/06           00
0470343054                03                 10/01/06           0.0000
0470343054                O                  09/01/36
0

10882953      E22/G02     F                  58,500.00          ZZ
                          360                58,500.00          1
                          8.3750             444.64             90
                          8.1250             444.64
BOSSIER CITY  LA 71111    1                  08/15/06           04
0470368192                05                 10/01/06           25.0000
0470368192                N                  09/01/36
0

10882955      E22/G02     F                  73,800.00          ZZ
                          360                73,800.00          1
                          8.3750             560.93             90
                          8.1250             560.93
BOSSIER CITY  LA 71111    1                  08/15/06           04
0470368374                05                 10/01/06           25.0000
0470368374                N                  09/01/36
0

10882957      E22/G02     F                  62,100.00          ZZ
                          360                62,100.00          1
                          8.3750             472.00             90
                          8.1250             472.00
BOSSIER CITY  LA 71111    1                  08/15/06           04
0470368549                05                 10/01/06           25.0000
0470368549                N                  09/01/36
0

10882983      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          8.0000             733.76             80
                          7.7500             733.76
BUFFALO       MO 65622    1                  08/16/06           00
0429231301                05                 10/01/06           0.0000
0429231301                O                  09/01/36
0

10882991      E22/G02     F                  102,400.00         ZZ
                          360                102,400.00         1
                          7.2500             698.55             80
                          7.0000             698.55
FREMONT       NE 68025    2                  08/11/06           00
0429290802                05                 10/01/06           0.0000
0429290802                O                  09/01/36
0

10883001      E22/G02     F                  231,000.00         ZZ
                          360                231,000.00         1
                          7.6250             1467.81            76
                          7.3750             1467.81
SAGLE         ID 83860    2                  08/10/06           00
0429484967                05                 10/01/06           0.0000
0429484967                O                  09/01/36
0

10883021      E22/G02     F                  83,600.00          ZZ
                          360                83,600.00          1
                          7.8750             606.16             95
                          7.6250             606.16
TULSA         OK 74129    5                  08/11/06           04
0429626310                05                 10/01/06           30.0000
0429626310                O                  09/01/36
0

10883051      E22/G02     F                  176,800.00         ZZ
                          360                176,800.00         1
                          7.3750             1086.58            77
                          7.1250             1086.58
HARPERS FERRY WV 25425    2                  08/11/06           00
0429720618                03                 10/01/06           0.0000
0429720618                O                  09/01/36
0

10883071      E22/G02     F                  387,200.00         ZZ
                          360                387,200.00         2
                          7.5000             2707.36            80
                          7.2500             2707.36
NEWARK        NJ 07114    1                  08/16/06           00
0429768096                05                 10/01/06           0.0000
0429768096                O                  09/01/36
0

10883079      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          7.5000             699.21             39
                          7.2500             699.21
PHOENIX       AZ 85016    1                  08/11/06           00
0429779317                05                 10/01/06           0.0000
0429779317                O                  09/01/36
0

10883089      E22/G02     F                  168,000.00         ZZ
                          360                168,000.00         1
                          7.3750             1160.33            80
                          7.1250             1160.33
AUSTIN        TX 78759    1                  08/11/06           00
0429796048                01                 10/01/06           0.0000
0429796048                O                  09/01/36
0

10883099      E22/G02     F                  60,000.00          ZZ
                          360                60,000.00          1
                          8.3750             456.04             80
                          8.1250             456.04
ST. PETERSBURGFL 33701    1                  08/16/06           00
0429813223                05                 10/01/06           0.0000
0429813223                N                  09/01/36
0

10883119      E22/G02     F                  208,000.00         ZZ
                          360                208,000.00         1
                          7.7500             1343.33            80
                          7.5000             1343.33
HAVERHILL     MA 01835    1                  08/16/06           00
0429842073                01                 10/01/06           0.0000
0429842073                O                  09/01/36
0

10883121      E22/G02     F                  89,600.00          ZZ
                          360                89,600.00          1
                          8.0000             597.33             80
                          7.7500             597.33
CHARLOTTE     NC 28216    1                  08/16/06           00
0429843311                05                 10/01/06           0.0000
0429843311                N                  09/01/36
0

10883153      E22/G02     F                  133,000.00         ZZ
                          360                133,000.00         1
                          7.5000             929.96             54
                          7.2500             929.96
LITTLE EGG HARNJ 08087    5                  08/11/06           00
0470009523                05                 10/01/06           0.0000
0470009523                O                  09/01/36
0

10883169      E22/G02     F                  118,400.00         ZZ
                          360                118,400.00         1
                          7.8750             858.48             80
                          7.6250             858.48
ANTHONY       TX 79821    1                  08/14/06           00
0470041674                05                 10/01/06           0.0000
0470041674                O                  09/01/36
0

10883189      E22/G02     F                  178,500.00         ZZ
                          360                178,500.00         2
                          7.2500             1217.68            79
                          7.0000             1217.68
GRAPEVINE     TX 76051    2                  08/14/06           00
0470097478                05                 10/01/06           0.0000
0470097478                N                  09/01/36
0

10883191      E22/G02     F                  161,000.00         ZZ
                          360                161,000.00         2
                          7.1250             1084.69            72
                          6.8750             1084.69
GRAPEVINE     TX 76051    2                  08/15/06           00
0470097502                05                 10/01/06           0.0000
0470097502                N                  09/01/36
0

10883247      E22/G02     F                  244,000.00         ZZ
                          360                244,000.00         1
                          7.0000             1623.34            62
                          6.7500             1623.34
LAUREL        MD 20724    5                  08/11/06           00
0470138991                05                 10/01/06           0.0000
0470138991                O                  09/01/36
0

10883251      E22/G02     F                  228,750.00         ZZ
                          360                228,750.00         1
                          6.8750             1502.72            75
                          6.6250             1502.72
BETHEL        MN 55005    2                  08/11/06           00
0470140724                05                 10/01/06           0.0000
0470140724                O                  09/01/36
0

10883263      E22/G02     F                  192,000.00         ZZ
                          360                192,000.00         1
                          7.2500             1309.78            80
                          7.0000             1309.78
BIRMINGHAM    AL 35242    2                  08/11/06           00
0470146663                05                 10/01/06           0.0000
0470146663                O                  09/01/36
0

10883279      E22/G02     F                  127,297.00         ZZ
                          360                127,297.00         1
                          7.3750             782.35             75
                          7.1250             782.35
ALBANY        OR 97322    1                  08/10/06           00
0470169996                05                 10/01/06           0.0000
0470169996                N                  09/01/36
0

10883311      E22/G02     F                  81,900.00          ZZ
                          360                81,900.00          1
                          7.8750             593.83             70
                          7.6250             593.83
PORT RICHEY   FL 34668    1                  08/16/06           00
0470202151                05                 10/01/06           0.0000
0470202151                N                  09/01/36
0

10883331      E22/G02     F                  295,200.00         ZZ
                          360                295,200.00         1
                          7.7500             1906.50            80
                          7.5000             1906.50
KANSAS CITY   MO 64114    2                  08/11/06           00
0470234014                05                 10/01/06           0.0000
0470234014                O                  09/01/36
0

10883827      H58/G02     F                  330,000.00         ZZ
                          360                330,000.00         1
                          7.2500             1993.75            100
                          6.1100             1993.75
ROSEVILLE     CA 95661    1                  07/25/06           12
0441842374                05                 09/01/06           35.0000
402684                    O                  08/01/36
0

10883833      H58/G02     F                  333,000.00         ZZ
                          360                332,764.97         1
                          7.7500             2385.65            90
                          6.7800             2385.65
TUCSON        AZ 85712    5                  07/25/06           12
0441855038                03                 09/01/06           25.0000
403354                    O                  08/01/36
0

10884545      U05/G02     F                  88,000.00          ZZ
                          360                88,000.00          3
                          7.7500             568.33             80
                          7.5000             568.33
CINCINNATI    OH 45206    1                  08/08/06           00
0441800489                05                 10/01/06           0.0000
3000994342                N                  09/01/36
0

10884571      U05/G02     F                  103,200.00         ZZ
                          360                103,200.00         1
                          7.1250             695.28             80
                          6.8750             695.28
FORT WORTH    TX 76137    1                  08/10/06           00
0441800497                03                 10/01/06           0.0000
3000997704                O                  09/01/36
0

10884613      P27/G02     F                  89,000.00          ZZ
                          360                89,000.00          1
                          7.0000             592.12             40
                          6.7500             592.12
LYNN HAVEN    FL 32444    5                  08/08/06           00
0441806007                05                 10/01/06           0.0000
2144995941                O                  09/01/36
0

10884619      313/G02     F                  40,000.00          T
                          360                40,000.00          1
                          8.2500             275.01             12
                          8.0000             275.01
NORTH EASTHAM MA 02651    5                  08/09/06           00
0441801693                05                 10/01/06           0.0000
11262300                  O                  09/01/36
0

10884627      144/144     F                  160,000.00         ZZ
                          360                159,865.58         1
                          6.8750             1051.09            63
                          6.6250             1051.09
MARBLETOWN    NY 12401    1                  07/07/06           00
160785147                 05                 09/01/06           0.0000
160785147                 O                  08/01/36
0

10884667      X47/G02     F                  92,000.00          ZZ
                          360                92,000.00          2
                          7.8750             603.75             80
                          7.6250             603.75
SAINT LOUIS   MO 63116    1                  08/10/06           00
0441827193                05                 10/01/06           0.0000
91005040                  N                  09/01/36
0

10884671      P27/G02     F                  256,500.00         ZZ
                          360                256,500.00         1
                          7.1250             1728.09            95
                          6.8750             1728.09
FENTON        MI 48430    5                  08/04/06           14
0441806064                05                 10/01/06           30.0000
IA3144087514              O                  09/01/36
0

10884755      U05/G02     F                  108,000.00         ZZ
                          360                107,919.85         1
                          7.5000             755.15             80
                          7.2500             755.15
MARBLE FALLS  TX 78657    1                  07/28/06           00
0441800463                09                 09/01/06           0.0000
3000989010                O                  08/01/36
0

10884797      U05/G02     F                  159,250.00         ZZ
                          360                159,250.00         1
                          6.8750             1046.16            65
                          6.6250             1046.16
GRANBURY      TX 76048    1                  08/07/06           00
0441800448                03                 10/01/06           0.0000
3000928222                O                  09/01/36
0

10884939      H49/G02     F                  93,600.00          ZZ
                          360                93,600.00          2
                          8.0000             686.80             80
                          7.7500             686.80
CLEVELAND HEIGOH 44112    1                  08/04/06           00
0441811775                05                 10/01/06           0.0000
757135                    N                  09/01/36
0

10885013      AN5/G02     F                  250,000.00         ZZ
                          360                250,000.00         1
                          7.0000             1458.33            75
                          6.7500             1458.33
COVENTRY      RI 02816    1                  08/11/06           00
0441801412                05                 10/01/06           0.0000
12622356                  O                  09/01/36
0

10885101      Y21/G02     F                  39,510.00          ZZ
                          360                39,510.00          1
                          7.6250             251.05             90
                          7.3750             251.05
COLUMBUS      OH 43207    1                  07/18/06           04
0441832763                05                 09/01/06           25.0000
206624956                 N                  08/01/36
0

10885111      Y21/G02     F                  181,600.00         ZZ
                          360                181,443.65         1
                          6.7500             1177.85            80
                          6.5000             1177.85
TEMPLE HILLS  MD 20748    5                  07/26/06           00
0441815230                05                 09/01/06           0.0000
206641354                 O                  08/01/36
0

10885115      Y21/G02     F                  219,500.00         ZZ
                          360                219,315.59         1
                          6.8750             1441.96            88
                          6.6250             1441.96
CAPITOL HEIGHTMD 20743    5                  07/26/06           01
0441824810                05                 09/01/06           25.0000
206649622                 O                  08/01/36
0

10885119      Y21/G02     F                  680,000.00         ZZ
                          360                679,414.53         1
                          6.7500             4410.47            80
                          6.5000             4410.47
ENCINITAS     CA 92024    5                  07/20/06           00
0441804846                05                 09/01/06           0.0000
206655495                 O                  08/01/36
0

10885215      721/G02     F                  171,750.00         TX
                          360                171,750.00         4
                          6.5000             930.31             75
                          6.2500             930.31
KILLEEN       TX 76549    5                  08/03/06           00
0441802709                05                 10/01/06           0.0000
14203                     N                  09/01/36
0

10885591      E22/G02     F                  146,100.00         ZZ
                          360                146,100.00         1
                          7.5000             913.13             75
                          7.2500             913.13
SALEM         OR 97301    1                  08/09/06           00
0428829683                07                 10/01/06           0.0000
0428829683                N                  09/01/36
0

10885593      E22/G02     F                  68,400.00          ZZ
                          360                68,400.00          1
                          8.1250             507.87             90
                          7.8750             507.87
SOUTH BEND    IN 46615    1                  08/17/06           04
0428957211                05                 10/01/06           25.0000
0428957211                O                  09/01/36
0

10885599      E22/G02     F                  96,000.00          ZZ
                          360                96,000.00          1
                          7.8750             696.07             80
                          7.6250             696.07
CHEEKTOWAGA   NY 14225    1                  08/17/06           00
0429191257                05                 10/01/06           0.0000
0429191257                O                  09/01/36
0

10885611      E22/G02     F                  56,000.00          ZZ
                          360                56,000.00          1
                          8.3750             425.64             80
                          8.1250             425.64
SOUTH BEND    IN 46628    1                  08/17/06           00
0429358658                05                 10/01/06           0.0000
0429358658                N                  09/01/36
0

10885621      E22/G02     F                  78,400.00          ZZ
                          360                78,400.00          2
                          7.6250             554.91             80
                          7.3750             554.91
EVANS         NY 14047    1                  08/17/06           00
0429562002                05                 10/01/06           0.0000
0429562002                O                  09/01/36
0

10885625      E22/G02     F                  191,000.00         ZZ
                          360                191,000.00         1
                          7.3750             1319.19            70
                          7.1250             1319.19
YUCCA VALLEY  CA 92284    5                  08/09/06           00
0429593726                05                 10/01/06           0.0000
0429593726                O                  09/01/36
0

10885631      E22/G02     F                  232,500.00         ZZ
                          360                232,500.00         4
                          7.5000             1625.67            75
                          7.2500             1625.67
COEUR D ALENE ID 83814    5                  08/16/06           00
0429648348                05                 10/01/06           0.0000
0429648348                N                  09/01/36
0

10885647      E22/G02     F                  108,000.00         ZZ
                          360                108,000.00         1
                          7.2500             652.50             80
                          7.0000             652.50
DESTIN        FL 32541    1                  08/17/06           00
0429738016                09                 10/01/06           0.0000
0429738016                O                  09/01/36
0

10885675      E22/G02     F                  126,320.00         ZZ
                          360                126,320.00         1
                          6.8750             829.83             80
                          6.6250             829.83
MCCELLANVILLE SC 29458    1                  08/17/06           00
0429791858                05                 10/01/06           0.0000
0429791858                O                  09/01/36
0

10885677      E22/G02     F                  74,000.00          ZZ
                          360                74,000.00          2
                          7.6250             470.21             57
                          7.3750             470.21
CHARLOTTE     NC 28205    2                  08/17/06           00
0429822778                05                 10/01/06           0.0000
0429822778                N                  09/01/36
0

10885681      E22/G02     F                  93,000.00          ZZ
                          360                93,000.00          1
                          7.2500             634.42             75
                          7.0000             634.42
GREAT FALLS   MT 59405    5                  08/16/06           00
0429828270                05                 10/01/06           0.0000
0429828270                N                  09/01/36
0

10885689      E22/G02     F                  145,600.00         ZZ
                          360                145,600.00         1
                          7.0000             968.68             80
                          6.7500             968.68
BERKELEY TWP  NJ 08753    1                  08/17/06           00
0429857469                03                 10/01/06           0.0000
0429857469                O                  09/01/36
0

10885699      E22/G02     F                  59,360.00          ZZ
                          360                59,360.00          1
                          8.3750             451.18             80
                          8.1250             451.18
MOUNT POCONO  PA 18344    1                  08/17/06           00
0429871080                01                 10/01/06           0.0000
0429871080                N                  09/01/36
0

10885715      E22/G02     F                  192,000.00         ZZ
                          360                191,857.51         1
                          7.5000             1342.49            80
                          7.2500             1342.49
HIALEAH       FL 33015    2                  07/26/06           00
0470017716                01                 09/01/06           0.0000
0470017716                O                  08/01/36
0

10885767      E22/G02     F                  132,160.00         ZZ
                          360                132,160.00         1
                          7.3750             912.80             80
                          7.1250             912.80
SPOKANE       WA 99208    1                  08/14/06           00
0470090622                05                 10/01/06           0.0000
0470090622                O                  09/01/36
0

10885777      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.7500             648.60             80
                          6.5000             648.60
EDMOND        OK 73013    1                  08/16/06           00
0470098807                05                 10/01/06           0.0000
0470098807                O                  09/01/36
0

10885809      E22/G02     F                  123,100.00         ZZ
                          360                123,100.00         1
                          7.7500             795.02             80
                          7.5000             795.02
TRAVERSE CITY MI 49684    1                  08/17/06           00
0470164997                29                 10/01/06           0.0000
0470164997                O                  09/01/36
0

10885863      E22/G02     F                  118,400.00         ZZ
                          360                118,400.00         1
                          8.1250             879.12             80
                          7.8750             879.12
APOPKA        FL 32712    1                  08/17/06           00
0470229956                05                 10/01/06           0.0000
0470229956                O                  09/01/36
0

10885897      E22/G02     F                  149,216.00         ZZ
                          360                149,216.00         1
                          7.5000             1043.34            80
                          7.2500             1043.34
TEMPLE        TX 76502    1                  08/17/06           00
0470306218                03                 10/01/06           0.0000
0470306218                O                  09/01/36
0

10885917      E22/G02     F                  174,624.00         ZZ
                          360                174,624.00         1
                          7.3750             1073.21            95
                          7.1250             1073.21
MOUNT PLEASANTSC 29466    1                  08/18/06           01
0470354325                01                 10/01/06           35.0000
0470354325                O                  09/01/36
0

10885923      E22/G02     F                  99,200.00          ZZ
                          360                99,200.00          1
                          6.8750             651.67             80
                          6.6250             651.67
HOUSTON       TX 77055    1                  08/17/06           00
0470436973                05                 10/01/06           0.0000
0470436973                O                  09/01/36
0

10886419      F61/G02     F                  232,000.00         ZZ
                          360                232,000.00         1
                          7.1250             1563.03            80
                          6.8750             1563.03
SEATTLE       WA 98178    1                  08/15/06           00
0441810975                05                 10/01/06           0.0000
064177B                   O                  09/01/36
0

10886465      Z95/G02     F                  93,100.00          ZZ
                          360                93,100.00          2
                          7.3750             572.18             70
                          7.1250             572.18
SALEM         NJ 08079    1                  08/14/06           00
0441808714                05                 10/01/06           0.0000
30492                     N                  09/01/36
0

10887397      477/G02     F                  122,550.00         ZZ
                          360                122,550.00         1
                          7.1250             825.64             95
                          6.8750             825.64
STOCKTON      CA 95207    1                  08/02/06           10
0441814340                01                 10/01/06           30.0000
259455                    O                  09/01/36
0

10887445      253/253     F                  143,600.00         ZZ
                          360                143,600.00         1
                          6.6250             919.49             80
                          6.3750             919.49
ARLINGTON     TX 76013    1                  08/09/06           00
12571684                  05                 10/01/06           0.0000
12571684                  O                  09/01/36
0

10887457      U05/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          7.3750             1843.75            77
                          7.1250             1843.75
PHOENIX       AZ 85053    5                  08/07/06           00
0441808540                05                 10/01/06           0.0000
3000995418                O                  09/01/36
0

10887497      U05/G02     F                  97,500.00          ZZ
                          360                97,500.00          1
                          7.6250             619.53             75
                          7.3750             619.53
LIVONIA       MI 48150    1                  08/09/06           00
0441805454                05                 10/01/06           0.0000
3000990513                O                  09/01/36
0

10887623      313/G02     F                  205,199.00         ZZ
                          360                205,199.00         1
                          7.3750             1417.26            80
                          7.1250             1417.26
NORTH PORT    FL 34286    1                  08/09/06           00
0441806403                05                 10/01/06           0.0000
10817492                  O                  09/01/36
0

10887689      758/G02     F                  164,000.00         ZZ
                          360                164,000.00         1
                          7.0000             1091.10            80
                          6.7500             1091.10
AUSTIN        TX 78751    1                  08/08/06           00
0441812898                05                 10/01/06           0.0000
1500005154                O                  09/01/36
0

10887693      313/G02     F                  471,200.00         ZZ
                          360                471,200.00         1
                          7.5000             3294.70            80
                          7.2500             3294.70
SIMI VALLEY   CA 93063    1                  08/02/06           00
0441806452                05                 10/01/06           0.0000
11255965                  O                  09/01/36
0

10887739      X51/G02     F                  150,000.00         ZZ
                          360                150,000.00         1
                          6.7500             972.90             75
                          6.5000             972.90
MURRAY        UT 84123    5                  08/10/06           00
0441809159                03                 10/01/06           0.0000
0060731012                O                  09/01/36
0

10888093      E22/G02     F                  144,800.00         ZZ
                          360                144,800.00         1
                          7.3750             1000.10            80
                          7.1250             1000.10
SHELTON       WA 98584    2                  08/10/06           00
0428944599                05                 10/01/06           0.0000
0428944599                O                  09/01/36
0

10888101      E22/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          7.7500             802.38             80
                          7.5000             802.38
NORTHGLENN    CO 80260    1                  08/18/06           00
0429077787                05                 10/01/06           0.0000
0429077787                N                  09/01/36
0

10888121      E22/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          7.5000             643.28             80
                          7.2500             643.28
ROSEVILLE     MI 48066    1                  08/18/06           00
0429324981                05                 10/01/06           0.0000
0429324981                O                  09/01/36
0

10888157      E22/G02     F                  140,000.00         ZZ
                          360                140,000.00         1
                          7.5000             875.00             80
                          7.2500             875.00
BRANDON       FL 33511    1                  08/16/06           00
0429568801                03                 10/01/06           0.0000
0429568801                O                  09/01/36
0

10888173      E22/G02     F                  135,920.00         ZZ
                          360                135,920.00         1
                          7.7500             877.82             80
                          7.5000             877.82
FORT LAUDERDALFL 33311    1                  08/18/06           00
0429661465                05                 10/01/06           0.0000
0429661465                O                  09/01/36
0

10888193      E22/G02     F                  119,584.00         ZZ
                          360                119,584.00         3
                          7.8750             867.07             80
                          7.6250             867.07
ALBANY        NY 12202    1                  08/18/06           00
0429736291                05                 10/01/06           0.0000
0429736291                N                  09/01/36
0

10888195      E22/G02     F                  161,600.00         ZZ
                          360                161,600.00         1
                          7.7500             1043.67            80
                          7.5000             1043.67
SPRINGFIELD   MO 65802    2                  08/14/06           00
0429748098                05                 10/01/06           0.0000
0429748098                O                  09/01/36
0

10888199      E22/G02     F                  75,600.00          ZZ
                          360                75,600.00          2
                          8.3750             574.61             80
                          8.1250             574.61
HARLINGEN     TX 78550    1                  08/11/06           00
0429756307                05                 10/01/06           0.0000
0429756307                N                  09/01/36
0

10888217      E22/G02     F                  190,000.00         ZZ
                          360                190,000.00         1
                          7.0000             1264.07            62
                          6.7500             1264.07
PALM HARBOR   FL 34683    5                  08/14/06           00
0429776552                05                 10/01/06           0.0000
0429776552                O                  09/01/36
0

10888223      E22/G02     F                  77,000.00          ZZ
                          360                77,000.00          2
                          7.5000             538.40             43
                          7.2500             538.40
FRUITA        CO 81521    5                  08/14/06           00
0429783871                05                 10/01/06           0.0000
0429783871                O                  09/01/36
0

10888241      E22/G02     F                  236,400.00         ZZ
                          360                236,400.00         1
                          7.5000             1652.94            80
                          7.2500             1652.94
HIGHTSTOWN    NJ 08520    1                  08/18/06           00
0429818156                05                 10/01/06           0.0000
0429818156                O                  09/01/36
0

10888267      E22/G02     F                  129,000.00         ZZ
                          360                129,000.00         1
                          7.5000             901.99             68
                          7.2500             901.99
TRAVERS CITY  MI 49686    2                  08/14/06           00
0429863863                05                 10/01/06           0.0000
0429863863                O                  09/01/36
0

10888269      E22/G02     F                  114,950.00         ZZ
                          360                114,950.00         1
                          7.8750             833.47             80
                          7.6250             833.47
ALGER         MI 48610    1                  08/18/06           00
0429864630                05                 10/01/06           0.0000
0429864630                O                  09/01/36
0

10888271      E22/G02     F                  134,400.00         ZZ
                          360                134,400.00         1
                          7.5000             939.74             70
                          7.2500             939.74
CAMERON       MO 64429    2                  08/14/06           00
0429865660                05                 10/01/06           0.0000
0429865660                O                  09/01/36
0

10888275      E22/G02     F                  444,000.00         ZZ
                          360                444,000.00         1
                          8.0000             2960.00            70
                          7.7500             2960.00
SCOTCH PLAINS NJ 07076    2                  08/18/06           00
0470002866                05                 10/01/06           0.0000
0470002866                N                  09/01/36
0

10888307      E22/G02     F                  184,000.00         T
                          360                184,000.00         1
                          7.5000             1150.00            80
                          7.2500             1150.00
MESA          AZ 85212    1                  08/09/06           00
0470042177                03                 10/01/06           0.0000
0470042177                O                  09/01/36
0

10888337      E22/G02     F                  258,400.00         ZZ
                          360                258,400.00         1
                          7.5000             1615.00            80
                          7.2500             1615.00
SALT LAKE CITYUT 84109    1                  08/04/06           00
0470069956                05                 10/01/06           0.0000
0470069956                O                  09/01/36
0

10888359      E22/G02     F                  170,000.00         ZZ
                          360                170,000.00         1
                          7.5000             1062.50            74
                          7.2500             1062.50
LOWER TWP     NJ 08251    5                  08/11/06           00
0470086430                05                 10/01/06           0.0000
0470086430                O                  09/01/36
0

10888361      E22/G02     F                  113,600.00         ZZ
                          360                113,600.00         1
                          7.7500             813.84             80
                          7.5000             813.84
HOUSTON       TX 77066    1                  08/16/06           00
0470086489                03                 10/01/06           0.0000
0470086489                O                  09/01/36
0

10888379      E22/G02     F                  460,000.00         ZZ
                          360                460,000.00         1
                          7.5000             2875.00            80
                          7.2500             2875.00
FAIRBURN      GA 30213    1                  08/18/06           00
0470107558                03                 10/01/06           0.0000
0470107558                O                  09/01/36
0

10888395      E22/G02     F                  91,200.00          ZZ
                          360                91,200.00          1
                          7.6250             645.51             80
                          7.3750             645.51
WOODLAND PARK CO 80863    1                  08/18/06           00
0470118902                09                 10/01/06           0.0000
0470118902                N                  09/01/36
0

10888399      E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          7.0000             1050.00            80
                          6.7500             1050.00
BENSALEM      PA 19020    1                  08/18/06           00
0470120932                07                 10/01/06           0.0000
0470120932                O                  09/01/36
0

10888411      E22/G02     F                  82,400.00          ZZ
                          360                82,400.00          1
                          8.3750             626.30             80
                          8.1250             626.30
CINCINNATI    OH 45231    2                  08/18/06           00
0470130295                05                 10/01/06           0.0000
0470130295                N                  09/01/36
0

10888415      E22/G02     F                  130,000.00         TX
                          360                130,000.00         1
                          7.5000             908.98             58
                          7.2500             908.98
AUSTIN        TX 78734    5                  08/14/06           00
0470134842                03                 10/01/06           0.0000
0470134842                O                  09/01/36
0

10888435      E22/G02     F                  488,000.00         ZZ
                          360                488,000.00         1
                          7.5000             3050.00            80
                          7.2500             3050.00
ROCHESTER     MI 48307    5                  08/14/06           00
0470152265                05                 10/01/06           0.0000
0470152265                O                  09/01/36
0

10888467      E22/G02     F                  148,000.00         ZZ
                          360                148,000.00         1
                          7.1250             997.10             80
                          6.8750             997.10
GALVESTON     TX 77550    1                  08/18/06           00
0470180563                05                 10/01/06           0.0000
0470180563                O                  09/01/36
0

10888537      E22/G02     F                  185,600.00         ZZ
                          360                185,600.00         1
                          7.3750             1281.89            80
                          7.1250             1281.89
TUCSON        AZ 85710    5                  08/10/06           00
0470229816                03                 10/01/06           0.0000
0470229816                O                  09/01/36
0

10888539      E22/G02     F                  123,300.00         ZZ
                          360                123,300.00         1
                          8.3750             937.17             90
                          8.1250             937.17
GRETNA        LA 70056    2                  08/14/06           10
0470231283                05                 10/01/06           30.0000
0470231283                O                  09/01/36
0

10888549      E22/G02     F                  99,080.00          ZZ
                          360                99,080.00          1
                          8.1250             735.67             80
                          7.8750             735.67
PFLUGERVILLE  TX 78660    1                  08/18/06           00
0470238148                03                 10/01/06           0.0000
0470238148                N                  09/01/36
0

10888561      E22/G02     F                  75,000.00          ZZ
                          360                75,000.00          1
                          8.2500             563.45             72
                          8.0000             563.45
PUEBLO        CO 81004    5                  08/18/06           00
0470246018                05                 10/01/06           0.0000
0470246018                N                  09/01/36
0

10888569      E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          8.0000             587.01             80
                          7.7500             587.01
LIVE OAK      TX 78233    1                  08/18/06           00
0470248881                05                 10/01/06           0.0000
0470248881                N                  09/01/36
0

10888573      E22/G02     F                  57,675.00          ZZ
                          360                57,675.00          1
                          8.3750             438.37             75
                          8.1250             438.37
CINCINNATI    OH 45231    1                  08/18/06           00
0470250184                05                 10/01/06           0.0000
0470250184                N                  09/01/36
0

10888585      E22/G02     F                  206,250.00         ZZ
                          360                206,250.00         1
                          7.7500             1332.03            75
                          7.5000             1332.03
LIBERTY       UT 84310    5                  08/14/06           00
0470256694                05                 10/01/06           0.0000
0470256694                O                  09/01/36
0

10888593      E22/G02     F                  97,600.00          ZZ
                          360                97,600.00          1
                          8.2500             733.24             80
                          8.0000             733.24
FORT WORTH    TX 76137    1                  08/17/06           00
0470265596                05                 10/01/06           0.0000
0470265596                N                  09/01/36
0

10888613      E22/G02     F                  115,120.00         ZZ
                          360                115,120.00         1
                          7.5000             719.50             80
                          7.2500             719.50
WEST VALLEY CIUT 84120    1                  08/14/06           00
0470273335                05                 10/01/06           0.0000
0470273335                N                  09/01/36
0

10888623      E22/G02     F                  85,950.00          ZZ
                          360                85,950.00          1
                          7.0000             571.83             90
                          6.7500             571.83
DALLAS        TX 75219    1                  08/18/06           10
0470286972                01                 10/01/06           25.0000
0470286972                O                  09/01/36
0

10888627      E22/G02     F                  106,400.00         ZZ
                          360                106,400.00         1
                          7.8750             771.47             80
                          7.6250             771.47
SANTA TERESA  NM 88008    1                  08/18/06           00
0470291659                05                 10/01/06           0.0000
0470291659                N                  09/01/36
0

10888663      E22/G02     F                  156,000.00         ZZ
                          360                156,000.00         1
                          7.2500             942.50             80
                          7.0000             942.50
FORT COLLINS  CO 80525    1                  08/18/06           00
0470319633                05                 10/01/06           0.0000
0470319633                O                  09/01/36
0

10888665      E22/G02     F                  85,500.00          ZZ
                          360                85,500.00          1
                          8.3750             649.86             90
                          8.1250             649.86
LEEDS         AL 35094    1                  08/18/06           10
0470319724                05                 10/01/06           25.0000
0470319724                N                  09/01/36
0

10888689      E22/G02     F                  204,000.00         ZZ
                          360                204,000.00         1
                          7.3750             1253.75            80
                          7.1250             1253.75
TACOMA        WA 98406    1                  08/16/06           00
0470342254                05                 10/01/06           0.0000
0470342254                O                  09/01/36
0

10888691      E22/G02     F                  80,750.00          ZZ
                          360                80,750.00          1
                          8.3750             613.76             95
                          8.1250             613.76
MOBILE        AL 36606    1                  08/18/06           10
0470348830                05                 10/01/06           35.0000
0470348830                O                  09/01/36
0

10888707      E22/G02     F                  127,900.00         ZZ
                          360                127,900.00         4
                          7.5000             894.30             80
                          7.2500             894.30
KIMBALL       MN 55353    1                  08/18/06           00
0470374349                05                 10/01/06           0.0000
0470374349                O                  09/01/36
0

10888711      E22/G02     F                  164,800.00         ZZ
                          360                164,800.00         1
                          7.6250             1047.17            80
                          7.3750             1047.17
MEMPHIS       TN 38004    1                  08/18/06           00
0470383738                05                 10/01/06           0.0000
0470383738                O                  09/01/36
0

10889233      313/G02     F                  179,200.00         ZZ
                          360                179,200.00         1
                          6.7500             1162.29            65
                          6.5000             1162.29
PUEBLO        CO 81006    1                  08/10/06           00
0441815149                05                 10/01/06           0.0000
11274404                  O                  09/01/36
0

10889247      P27/G02     F                  256,000.00         ZZ
                          360                256,000.00         1
                          7.7500             1653.33            80
                          7.5000             1653.33
BROKEN ARROW  OK 74014    5                  08/11/06           00
0441813102                03                 10/01/06           0.0000
DR5538290608              O                  09/01/36
0

10889253      253/253     F                  486,400.00         ZZ
                          360                486,400.00         1
                          7.7500             3141.33            80
                          7.5000             3141.33
NOBLESVILLE   IN 46062    1                  08/08/06           00
660354                    03                 10/01/06           0.0000
660354                    O                  09/01/36
0

10889265      S22/G02     F                  107,250.00         ZZ
                          360                107,250.00         1
                          7.5000             749.91             75
                          7.2500             749.91
ORLANDO       FL 32819    2                  08/15/06           00
0441812708                05                 10/01/06           0.0000
0611312P                  N                  09/01/36
0

10889437      S22/G02     F                  108,000.00         ZZ
                          360                108,000.00         1
                          7.5000             755.15             75
                          7.2500             755.15
ORLANDO       FL 32819    2                  08/15/06           00
0441824539                05                 10/01/06           0.0000
0611313P                  N                  09/01/36
0

10889455      E23/G02     F                  146,000.00         ZZ
                          360                146,000.00         1
                          7.2500             995.98             64
                          7.0000             995.98
TUCSON        AZ 85710    5                  08/03/06           00
0441842697                05                 10/01/06           0.0000
42015779                  O                  09/01/36
0

10889551      Y60/G02     F                  199,550.00         ZZ
                          360                199,550.00         1
                          6.5000             1261.29            79
                          6.2500             1261.29
SMYRNA        DE 19977    5                  08/14/06           00
0441839255                05                 10/01/06           0.0000
60721015                  O                  09/01/36
0

10889659      AR7/G02     F                  470,000.00         ZZ
                          360                470,000.00         1
                          7.7500             3367.14            74
                          7.5000             3367.14
LITTLETON     MA 01460    5                  08/14/06           00
0441809753                05                 10/01/06           0.0000
10850233                  O                  09/01/36
0

10889675      E44/G02     F                  110,120.00         ZZ
                          360                110,120.00         1
                          7.5000             769.98             80
                          7.2500             769.98
ST. GEORGE    UT 84770    1                  08/14/06           00
0441807856                09                 10/01/06           0.0000
42060047                  O                  09/01/36
0

10889777      Y78/G02     F                  117,600.00         ZZ
                          360                117,600.00         1
                          6.8000             766.66             80
                          6.5500             766.66
INDIANAPOLIS  IN 46228    2                  08/11/06           00
0441811163                05                 10/01/06           0.0000
158939901                 O                  09/01/36
0

10889851      X47/G02     F                  76,800.00          ZZ
                          360                76,800.00          4
                          8.0000             563.53             80
                          7.7500             563.53
TRENTON       NC 28585    1                  08/11/06           00
0441836657                05                 10/01/06           0.0000
K19178                    N                  09/01/36
0

10889877      U05/G02     F                  155,000.00         ZZ
                          360                155,000.00         3
                          7.0000             1031.22            54
                          6.7500             1031.22
NORTH LAS VEGANV 89030    5                  08/09/06           00
0441808441                05                 10/01/06           0.0000
3000997249                N                  09/01/36
0

10889963      U05/G02     F                  500,000.00         ZZ
                          360                500,000.00         1
                          7.5000             3125.00            74
                          7.2500             3125.00
MADEIRA BEACH FL 33708    1                  08/08/06           00
0441806734                05                 10/01/06           0.0000
3000993640                N                  09/01/36
0

10889973      P01/G02     F                  28,600.00          ZZ
                          360                28,600.00          1
                          7.8750             207.37             65
                          7.6250             207.37
NEW HARTFORD  NY 13413    1                  08/02/06           00
0441836517                05                 10/01/06           0.0000
06002402                  N                  09/01/36
0

10889975      X47/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          8.1250             861.30             80
                          7.8750             861.30
FORT WORTH    TX 76131    1                  08/11/06           00
0441836624                05                 10/01/06           0.0000
K19409                    N                  09/01/36
0

10890649      E22/G02     F                  103,000.00         ZZ
                          360                103,000.00         1
                          8.0000             686.67             74
                          7.7500             686.67
DECATUR       GA 30035    2                  08/17/06           00
0470266743                05                 10/01/06           0.0000
0470266743                N                  09/01/36
0

10890773      E22/G02     F                  50,000.00          ZZ
                          360                50,000.00          2
                          7.8750             362.53             90
                          7.6250             362.53
HOLLIDAYSBURG PA 16648    1                  08/21/06           04
0470410606                05                 10/01/06           25.0000
0470410606                N                  09/01/36
0

10890779      E22/G02     F                  239,750.00         ZZ
                          360                239,750.00         1
                          7.2500             1448.49            70
                          7.0000             1448.49
OLIVE BRANCH  MS 38654    1                  08/21/06           00
0470419094                03                 10/01/06           0.0000
0470419094                O                  09/01/36
0

10890877      E22/G02     F                  58,720.00          ZZ
                          360                58,609.90          1
                          8.2500             403.70             80
                          8.0000             403.70
SAN ANTONIO   TX 78249    1                  08/18/06           00
0470199571                07                 10/01/06           0.0000
0470199571                N                  09/01/36
0

10890951      E22/G02     F                  51,000.00          TX
                          360                51,000.00          2
                          8.0000             374.22             75
                          7.7500             374.22
CLEBURNE      TX 76033    5                  08/17/06           00
0428973127                05                 10/01/06           0.0000
0428973127                N                  09/01/36
0

10890971      E22/G02     F                  70,200.00          ZZ
                          360                70,200.00          1
                          7.3750             484.85             80
                          7.1250             484.85
MANSFIELD     TX 76063    1                  08/11/06           00
0429260599                05                 10/01/06           0.0000
0429260599                N                  09/01/36
0

10890975      E22/G02     F                  77,850.00          ZZ
                          360                77,850.00          1
                          7.7500             502.78             90
                          7.5000             502.78
OXFORD        MS 38655    5                  08/16/06           04
0429290174                01                 10/01/06           25.0000
0429290174                N                  09/01/36
0

10891015      E22/G02     F                  58,400.00          ZZ
                          360                58,400.00          1
                          7.8750             423.44             80
                          7.6250             423.44
PETERSBURG    VA 23803    2                  08/21/06           00
0429442890                05                 10/01/06           0.0000
0429442890                N                  09/01/36
0

10891105      E22/G02     F                  100,800.00         ZZ
                          360                100,800.00         1
                          8.2500             757.28             80
                          8.0000             757.28
TALLASSEE     AL 36078    1                  08/21/06           00
0429770886                05                 10/01/06           0.0000
0429770886                O                  09/01/36
0

10891157      E22/G02     F                  399,999.00         ZZ
                          360                399,999.00         1
                          7.2500             2728.70            89
                          7.0000             2728.70
COLUMBIA      SC 29203    1                  08/21/06           04
0429854896                05                 10/01/06           25.0000
0429854896                O                  09/01/36
0

10891209      E22/G02     F                  233,200.00         ZZ
                          360                233,200.00         1
                          6.7500             1311.75            80
                          6.5000             1311.75
GILBERT       AZ 85233    1                  08/11/06           00
0470036823                05                 10/01/06           0.0000
0470036823                O                  09/01/36
0

10891271      E22/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          8.3750             577.65             85
                          8.1250             577.65
BIRMINGHAM    AL 35215    5                  08/21/06           10
0470094541                05                 10/01/06           20.0000
0470094541                N                  09/01/36
0

10891287      E22/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          7.8750             667.06             80
                          7.6250             667.06
SPOKANE       WA 99205    1                  08/18/06           00
0470108564                05                 10/01/06           0.0000
0470108564                N                  09/01/36
0

10891295      E22/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          7.1250             1187.50            80
                          6.8750             1187.50
HILLSBORO     OR 97123    1                  08/17/06           00
0470115700                03                 10/01/06           0.0000
0470115700                O                  09/01/36
0

10891305      E22/G02     F                  91,200.00          ZZ
                          360                91,200.00          1
                          7.7500             653.37             80
                          7.5000             653.37
INDIANAPOLIS  IN 46227    1                  08/21/06           00
0470120015                05                 10/01/06           0.0000
0470120015                O                  09/01/36
0

10891307      E22/G02     F                  55,000.00          ZZ
                          360                55,000.00          1
                          6.8750             361.31             11
                          6.6250             361.31
HUNTINGTON BEACA 92649    1                  08/03/06           00
0470122607                01                 10/01/06           0.0000
0470122607                N                  09/01/36
0

10891357      E22/G02     F                  81,000.00          ZZ
                          360                81,000.00          1
                          8.3750             615.66             90
                          8.1250             615.66
CLEVELAND     TX 77328    1                  08/16/06           04
0470155649                05                 10/01/06           25.0000
0470155649                N                  09/01/36
0

10892805      W68/G02     F                  328,000.00         ZZ
                          360                327,168.57         1
                          6.8750             2154.73            80
                          6.6250             2154.73
BUDA          TX 78610    2                  05/16/06           00
0441810595                03                 07/01/06           0.0000
6050368                   O                  06/01/36
0

10892819      W68/G02     F                  72,000.00          TX
                          360                71,946.57          1
                          7.5000             503.43             80
                          7.2500             503.43
CROSBY        TX 77532    5                  07/31/06           00
0441810579                05                 09/01/06           0.0000
6066107                   O                  08/01/36
0

10893033      U05/G02     F                  90,000.00          T
                          360                90,000.00          1
                          7.0000             598.77             45
                          6.7500             598.77
ASHLAND       WI 54806    5                  08/11/06           00
0441812559                05                 10/01/06           0.0000
3000998507                O                  09/01/36
0

10893245      U05/G02     F                  84,640.00          ZZ
                          360                84,640.00          1
                          7.1250             570.24             80
                          6.8750             570.24
GARLAND       TX 75040    1                  08/10/06           00
0441826054                05                 10/01/06           0.0000
300094815                 O                  09/01/36
0

10893373      AB5/G02     F                  84,000.00          ZZ
                          360                84,000.00          2
                          7.5000             587.34             80
                          7.2500             587.34
MILWAUKEE     WI 53204    1                  08/15/06           00
0441814084                05                 10/01/06           0.0000
12649490                  O                  09/01/36
0

10893433      Z82/G02     F                  184,500.00         ZZ
                          360                184,500.00         1
                          7.3750             1274.30            62
                          7.1250             1274.30
VERGAS        MN 56587    5                  08/14/06           00
0441813359                05                 10/01/06           0.0000
44800                     O                  09/01/36
0

10893459      Z82/G02     F                  212,000.00         ZZ
                          360                212,000.00         1
                          7.5000             1482.33            80
                          7.2500             1482.33
SHAKOPEE      MN 55379    5                  08/15/06           00
0441812997                05                 10/01/06           0.0000
49265                     O                  09/01/36
0

10893479      253/253     F                  123,500.00         ZZ
                          360                123,500.00         4
                          7.0000             821.65             80
                          6.7500             821.65
DAYTON        OH 45419    2                  08/16/06           00
669819                    05                 10/01/06           0.0000
669819                    N                  09/01/36
0

10893509      B39/G02     F                  80,200.00          ZZ
                          360                80,200.00          1
                          7.5000             501.25             80
                          7.2500             501.25
SAINT PAUL    MN 55102    1                  08/18/06           00
0441837549                08                 10/01/06           0.0000
F06400241                 O                  09/01/36
0

10894337      X47/G02     F                  78,400.00          ZZ
                          360                78,400.00          1
                          8.0000             575.27             80
                          7.7500             575.27
SOUTHAVEN     MS 38671    1                  08/16/06           00
0441840568                05                 10/01/06           0.0000
K19422                    N                  09/01/36
0

10894411      E22/G02     F                  105,000.00         ZZ
                          360                105,000.00         1
                          8.1250             779.62             80
                          7.8750             779.62
IDAHO FALLS   ID 83401    1                  08/15/06           00
0428775860                05                 10/01/06           0.0000
0428775860                N                  09/01/36
0

10894415      E22/G02     F                  52,000.00          ZZ
                          360                52,000.00          3
                          7.5000             363.59             100
                          7.2500             363.59
SCHENECTADY   NY 12307    1                  08/22/06           10
0428956148                05                 10/01/06           35.0000
0428956148                O                  09/01/36
0

10894423      E22/G02     F                  101,600.00         ZZ
                          360                101,600.00         1
                          7.7500             727.87             80
                          7.5000             727.87
CHITTENANGO   NY 13037    1                  08/22/06           00
0429237068                05                 10/01/06           0.0000
0429237068                O                  09/01/36
0

10894427      E22/G02     F                  75,000.00          ZZ
                          360                75,000.00          4
                          7.0000             498.98             75
                          6.7500             498.98
MEMPHIS       TN 38141    2                  08/22/06           00
0429240658                05                 10/01/06           0.0000
0429240658                N                  09/01/36
0

10894441      E22/G02     F                  91,200.00          ZZ
                          360                91,200.00          4
                          7.6250             645.51             80
                          7.3750             645.51
LACKAWANNA    NY 14218    1                  08/22/06           00
0429458268                05                 10/01/06           0.0000
0429458268                N                  09/01/36
0

10894453      E22/G02     F                  82,800.00          ZZ
                          360                82,800.00          2
                          7.5000             578.95             90
                          7.2500             578.95
SAN ANTONIO   TX 78214    1                  08/18/06           10
0429547342                05                 10/01/06           25.0000
0429547342                N                  09/01/36
0

10894467      E22/G02     F                  76,400.00          ZZ
                          360                76,400.00          1
                          7.5000             534.20             80
                          7.2500             534.20
VAN BUREN     AR 72956    1                  08/22/06           00
0429598808                05                 10/01/06           0.0000
0429598808                O                  09/01/36
0

10894485      E22/G02     F                  103,120.00         ZZ
                          360                103,120.00         1
                          8.0000             687.47             80
                          7.7500             687.47
LOUISVILLE    KY 40258    1                  08/22/06           00
0429698574                05                 10/01/06           0.0000
0429698574                O                  09/01/36
0

10894511      E22/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          7.3750             467.08             80
                          7.1250             467.08
RICHMOND      VA 23234    1                  08/22/06           00
0429764194                07                 10/01/06           0.0000
0429764194                N                  09/01/36
0

10894613      E22/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          7.7500             831.04             80
                          7.5000             831.04
LANCASTER     SC 29720    1                  08/22/06           00
0470076779                05                 10/01/06           0.0000
0470076779                O                  09/01/36
0

10894643      E22/G02     F                  235,000.00         ZZ
                          360                235,000.00         2
                          7.5000             1643.15            61
                          7.2500             1643.15
CHICAGO       IL 60618    5                  08/17/06           00
0470254491                05                 10/01/06           0.0000
0470254491                O                  09/01/36
0

10894653      E22/G02     F                  45,000.00          ZZ
                          360                45,000.00          1
                          8.0000             330.19             75
                          7.7500             330.19
TOLEDO        OH 43613    5                  08/17/06           00
0470264037                05                 10/01/06           0.0000
0470264037                O                  09/01/36
0

10894669      E22/G02     F                  149,600.00         ZZ
                          360                149,600.00         1
                          7.0000             872.67             88
                          6.7500             872.67
COLORADO CITY CO 81019    2                  08/17/06           04
0470107665                05                 10/01/06           25.0000
0470107665                O                  09/01/36
0

10894703      E22/G02     F                  153,000.00         ZZ
                          360                153,000.00         1
                          7.1250             1030.79            80
                          6.8750             1030.79
SHERWOOD      AR 72120    2                  08/17/06           00
0470140716                05                 10/01/06           0.0000
0470140716                O                  09/01/36
0

10894723      E22/G02     F                  96,500.00          ZZ
                          360                96,500.00          1
                          8.2500             724.97             90
                          8.0000             724.97
INDIANAPOLIS  IN 46217    1                  08/22/06           04
0470158882                05                 10/01/06           25.0000
0470158882                N                  09/01/36
0

10894765      E22/G02     F                  50,000.00          ZZ
                          360                50,000.00          1
                          8.2500             375.63             80
                          8.0000             375.63
CHARLOTTE     NC 28213    1                  08/22/06           00
0470201757                01                 10/01/06           0.0000
0470201757                N                  09/01/36
0

10894791      E22/G02     F                  52,225.00          ZZ
                          360                52,225.00          1
                          8.3750             396.95             80
                          8.1250             396.95
SAN ANTONIO   TX 78242    1                  08/15/06           00
0470215922                05                 10/01/06           0.0000
0470215922                N                  09/01/36
0

10894793      E22/G02     F                  45,000.00          TX
                          360                45,000.00          2
                          8.0000             330.19             75
                          7.7500             330.19
CLEBURNE      TX 76033    5                  08/18/06           00
0470217043                05                 10/01/06           0.0000
0470217043                N                  09/01/36
0

10894795      E22/G02     F                  80,560.00          ZZ
                          360                80,560.00          1
                          7.7500             577.14             80
                          7.5000             577.14
SILVERWOOD    MI 48760    1                  08/22/06           00
0470219122                05                 10/01/06           0.0000
0470219122                O                  09/01/36
0

10894797      E22/G02     F                  109,200.00         ZZ
                          360                109,200.00         1
                          8.0000             801.27             80
                          7.7500             801.27
CHANNELVIEW   TX 77530    1                  08/22/06           00
0470219940                05                 10/01/06           0.0000
0470219940                O                  09/01/36
0

10894837      E22/G02     F                  63,800.00          ZZ
                          360                63,800.00          1
                          8.2500             479.31             74
                          8.0000             479.31
SAN ANTONIO   TX 78228    2                  08/18/06           00
0470284720                05                 10/01/06           0.0000
0470284720                N                  09/01/36
0

10894871      E22/G02     F                  120,720.00         ZZ
                          360                120,720.00         1
                          8.0000             839.38             80
                          7.7500             839.38
CONWAY        SC 29527    1                  08/22/06           00
0470327420                03                 10/01/06           0.0000
0470327420                O                  09/01/36
0

10894903      E22/G02     F                  229,939.00         ZZ
                          360                229,939.00         1
                          7.2500             1389.21            80
                          7.0000             1389.21
WEST VALLEY CIUT 84118    1                  08/21/06           00
0470355546                05                 10/01/06           0.0000
0470355546                O                  09/01/36
0

10894929      E22/G02     F                  91,920.00          ZZ
                          360                91,920.00          1
                          7.8750             666.48             80
                          7.6250             666.48
BLUE SPRINGS  MO 64015    1                  08/21/06           00
0470399742                05                 10/01/06           0.0000
0470399742                N                  09/01/36
0

10894933      E22/G02     F                  53,600.00          ZZ
                          360                53,600.00          1
                          8.3750             374.08             80
                          8.1250             374.08
SPRING        TX 77373    1                  08/21/06           00
0470402728                09                 10/01/06           0.0000
0470402728                N                  09/01/36
0

10894963      E22/G02     F                  79,172.00          ZZ
                          360                79,172.00          1
                          8.1250             587.85             80
                          7.8750             587.85
SAN ANTONIO   TX 78222    1                  08/22/06           00
0470252941                03                 10/01/06           0.0000
0470252941                N                  09/01/36
0

10895343      M29/G02     F                  371,000.00         ZZ
                          360                371,000.00         1
                          7.3750             2280.10            70
                          7.1250             2280.10
HIGHLANDS RANCCO 80126    5                  08/17/06           00
0441842085                03                 10/01/06           0.0000
12648961                  O                  09/01/36
0

10896007      J53/J53     F                  308,000.00         ZZ
                          360                308,000.00         1
                          7.2500             2101.10            80
                          7.0000             2101.10
MINDEN        LA 71055    2                  08/18/06           00
200602244                 03                 10/01/06           0.0000
200602244                 O                  09/01/36
0

10896065      Z91/G02     F                  111,200.00         ZZ
                          360                111,200.00         1
                          7.3750             768.03             80
                          7.1250             768.03
MAGNA         UT 84044    1                  08/07/06           00
0441824885                05                 10/01/06           0.0000
1060711002                O                  09/01/36
0

10896079      Z91/G02     F                  125,200.00         ZZ
                          360                125,200.00         1
                          7.6250             795.54             80
                          7.3750             795.54
SALT LAKE CITYUT 84116    1                  08/10/06           00
0441825908                05                 10/01/06           0.0000
1060726002                O                  09/01/36
0

10896137      X08/G02     F                  332,000.00         ZZ
                          360                332,000.00         1
                          6.8750             1902.08            80
                          6.6250             1902.08
COLORADO SPRINCO 80908    1                  08/02/06           00
0441855681                03                 10/01/06           0.0000
7018378                   O                  09/01/36
0

10896153      U85/G02     F                  100,400.00         ZZ
                          360                100,400.00         1
                          7.7500             719.28             80
                          7.5000             719.28
REEDSBURG     WI 53959    5                  08/18/06           00
0441862810                05                 10/01/06           0.0000
0506010260                O                  09/01/36
0

10896271      X08/G02     F                  104,012.00         ZZ
                          360                104,012.00         1
                          7.5000             727.27             80
                          7.2500             727.27
LOGAN         UT 84341    1                  08/04/06           00
0441855558                09                 10/01/06           0.0000
7017966                   O                  09/01/36
0

10896303      Z73/Z73     F                  109,500.00         ZZ
                          360                109,500.00         1
                          7.1250             737.73             65
                          6.8750             737.73
MORRISVILLE   NC 27560    1                  08/03/06           00
10000009237               09                 10/01/06           0.0000
10000009237               N                  09/01/36
0

10896309      X08/G02     F                  164,800.00         ZZ
                          360                164,800.00         1
                          7.0000             961.33             80
                          6.7500             961.33
SANDY         UT 84070    1                  08/15/06           00
0441848587                05                 10/01/06           0.0000
7017679                   N                  09/01/36
0

10896447      N96/G02     F                  475,000.00         ZZ
                          360                475,000.00         1
                          7.1250             2820.31            72
                          6.8750             2820.31
SCOTTSDALE    AZ 85258    5                  08/16/06           00
0441832623                03                 10/01/06           0.0000
060577                    O                  09/01/36
0

10896459      M37/G02     F                  181,930.00         ZZ
                          360                181,930.00         1
                          7.7500             1303.37            80
                          7.5000             1303.37
FLAGSTAFF     AZ 86004    1                  08/09/06           00
0441844909                05                 10/01/06           0.0000
639419                    N                  09/01/36
0

10896489      L21/G02     F                  212,000.00         ZZ
                          360                212,000.00         1
                          7.3750             1302.92            80
                          7.1250             1302.92
DESERT HOT SPRCA 92240    5                  08/02/06           00
0441839495                05                 10/01/06           0.0000
16523305                  O                  09/01/36
0

10896537      L21/G02     F                  440,000.00         ZZ
                          360                440,000.00         1
                          6.7500             2475.00            80
                          6.5000             2475.00
GILBERT       AZ 85296    2                  08/10/06           00
0441839396                03                 10/01/06           0.0000
52516309                  O                  09/01/36
0

10896557      L21/G02     F                  392,000.00         ZZ
                          360                392,000.00         1
                          7.1250             2640.98            80
                          6.8750             2640.98
POMONA        CA 91767    5                  08/09/06           00
0441839404                05                 10/01/06           0.0000
16523143                  O                  09/01/36
0

10896683      P60/G02     F                  118,500.00         ZZ
                          360                118,500.00         2
                          7.5000             828.57             77
                          7.2500             828.57
COLUMBUS      OH 43229    2                  08/17/06           00
0441827730                05                 10/01/06           0.0000
1311205918                N                  09/01/36
0

10897403      L21/G02     F                  205,000.00         ZZ
                          360                205,000.00         1
                          6.8750             1174.48            68
                          6.6250             1174.48
CHANDLER      AZ 85226    5                  08/10/06           00
0441839420                03                 10/01/06           0.0000
16523868                  O                  09/01/36
0

10897413      253/253     F                  94,900.00          ZZ
                          360                94,900.00          1
                          7.2500             573.35             80
                          7.0000             573.35
AUBURNDALE    FL 33823    1                  08/14/06           00
669398                    05                 10/01/06           0.0000
669398                    O                  09/01/36
0

10897419      X08/G02     F                  168,000.00         ZZ
                          360                167,851.78         1
                          6.6250             1075.72            80
                          6.3750             1075.72
NORTH OGDEN   UT 84414    1                  07/28/06           00
0441848793                05                 09/01/06           0.0000
7017832                   O                  08/01/36
0

10897829      E22/G02     F                  106,400.00         ZZ
                          360                106,400.00         1
                          8.0000             780.73             80
                          7.7500             780.73
PALM BAY      FL 32907    1                  08/23/06           00
0470370610                05                 10/01/06           0.0000
0470370610                O                  09/01/36
0

10897861      E22/G02     F                  66,500.00          ZZ
                          360                66,500.00          1
                          7.8750             482.17             94
                          7.6250             482.17
SOUTH BEND    IN 46614    5                  08/18/06           04
0470233271                05                 10/01/06           30.0000
0470233271                O                  09/01/36
0

10897903      E22/G02     F                  78,400.00          ZZ
                          360                78,400.00          1
                          8.3750             595.90             80
                          8.1250             595.90
CHESAPEAKE    VA 23321    1                  08/23/06           00
0470255126                07                 10/01/06           0.0000
0470255126                N                  09/01/36
0

10897989      E22/G02     F                  56,610.00          ZZ
                          360                56,610.00          1
                          8.3750             430.28             90
                          8.1250             430.28
WILDER        ID 83676    1                  08/21/06           04
0470397266                05                 10/01/06           25.0000
0470397266                O                  09/01/36
0

10898017      E22/G02     F                  119,508.00         ZZ
                          360                119,508.00         1
                          7.3750             825.41             80
                          7.1250             825.41
KATY          TX 77494    1                  08/22/06           00
0470432709                03                 10/01/06           0.0000
0470432709                O                  09/01/36
0

10898071      E22/G02     F                  56,560.00          ZZ
                          360                56,560.00          2
                          8.3750             429.90             80
                          8.1250             429.90
ERIE          PA 16502    1                  08/23/06           00
0470067547                05                 10/01/06           0.0000
0470067547                N                  09/01/36
0

10898075      E22/G02     F                  105,600.00         ZZ
                          360                105,600.00         1
                          8.3750             737.00             80
                          8.1250             737.00
FORT WORTH    TX 76108    1                  08/08/06           00
0470068503                03                 10/01/06           0.0000
0470068503                N                  09/01/36
0

10898081      E22/G02     F                  64,000.00          ZZ
                          360                64,000.00          1
                          8.1250             475.20             87
                          7.8750             475.20
JENNINGS      LA 70546    1                  08/23/06           10
0470075409                05                 10/01/06           25.0000
0470075409                O                  09/01/36
0

10898095      E22/G02     F                  72,000.00          ZZ
                          360                72,000.00          1
                          7.5000             503.43             79
                          7.2500             503.43
CARNEGIE      PA 15106    2                  08/18/06           00
0470104373                05                 10/01/06           0.0000
0470104373                O                  09/01/36
0

10898125      E22/G02     F                  86,400.00          ZZ
                          360                86,400.00          4
                          7.7500             618.98             80
                          7.5000             618.98
BATON ROUGE   LA 70820    1                  08/17/06           00
0470134495                05                 10/01/06           0.0000
0470134495                N                  09/01/36
0

10898145      E22/G02     F                  69,600.00          ZZ
                          360                69,600.00          1
                          8.1250             471.25             80
                          7.8750             471.25
CHARLOTTE     NC 28215    1                  08/23/06           00
0470155896                05                 10/01/06           0.0000
0470155896                N                  09/01/36
0

10898147      E22/G02     F                  60,000.00          ZZ
                          360                60,000.00          1
                          8.0000             440.26             80
                          7.7500             440.26
FORT WORTH    TX 76108    1                  08/23/06           00
0470158791                05                 10/01/06           0.0000
0470158791                O                  09/01/36
0

10898189      E22/G02     F                  60,000.00          ZZ
                          360                60,000.00          2
                          7.5000             419.53             50
                          7.2500             419.53
SPOKANE       WA 99205    5                  08/21/06           00
0470215492                05                 10/01/06           0.0000
0470215492                N                  09/01/36
0

10898213      E22/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          8.0000             997.92             80
                          7.7500             997.92
MCKINNEY      TX 75070    1                  08/21/06           00
0429073448                03                 10/01/06           0.0000
0429073448                N                  09/01/36
0

10898231      E22/G02     F                  62,250.00          ZZ
                          360                62,250.00          1
                          8.1250             462.20             74
                          7.8750             462.20
SYRACUSE      NY 13206    5                  08/18/06           00
0429419195                05                 10/01/06           0.0000
0429419195                O                  09/01/36
0

10898247      E22/G02     F                  70,250.00          ZZ
                          360                70,250.00          1
                          8.2500             527.76             95
                          8.0000             527.76
MEMPHIS       TN 38109    5                  08/18/06           01
0429548480                05                 10/01/06           30.0000
0429548480                O                  09/01/36
0

10898283      E22/G02     F                  63,600.00          ZZ
                          360                63,600.00          1
                          8.2500             477.81             80
                          8.0000             477.81
MILLWOOD      KY 42762    1                  08/23/06           00
0429720741                05                 10/01/06           0.0000
0429720741                O                  09/01/36
0

10898293      E22/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          7.5000             615.31             80
                          7.2500             615.31
RED LION      PA 17356    1                  08/23/06           00
0429751480                01                 10/01/06           0.0000
0429751480                O                  09/01/36
0

10898301      E22/G02     F                  79,920.00          ZZ
                          360                79,920.00          1
                          7.5000             558.81             80
                          7.2500             558.81
SARANAC       NY 12981    1                  08/23/06           00
0429773179                05                 10/01/06           0.0000
0429773179                O                  09/01/36
0

10898303      E22/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          8.0000             557.66             80
                          7.7500             557.66
RIVERDALE     GA 30296    1                  08/23/06           00
0429777808                07                 10/01/06           0.0000
0429777808                N                  09/01/36
0

10898305      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          8.3750             912.09             80
                          8.1250             912.09
MERIDEN       CT 06450    1                  08/23/06           00
0429781834                05                 10/01/06           0.0000
0429781834                N                  09/01/36
0

10898307      E22/G02     F                  114,906.00         ZZ
                          360                114,906.00         1
                          7.7500             742.10             80
                          7.5000             742.10
KATY          TX 77449    1                  08/22/06           00
0429784481                05                 10/01/06           0.0000
0429784481                O                  09/01/36
0

10898309      E22/G02     F                  52,500.00          ZZ
                          360                52,500.00          2
                          8.3750             399.04             80
                          8.1250             399.04
NEW HAVEN     CT 06519    2                  08/23/06           00
0429787393                05                 10/01/06           0.0000
0429787393                N                  09/01/36
0

10898317      E22/G02     F                  56,400.00          ZZ
                          360                56,400.00          1
                          7.8750             408.94             80
                          7.6250             408.94
HALLSVILLE    TX 75650    1                  08/22/06           00
0429795461                05                 10/01/06           0.0000
0429795461                O                  09/01/36
0

10898325      E22/G02     F                  138,400.00         ZZ
                          360                138,400.00         1
                          7.3750             955.89             80
                          7.1250             955.89
SALEM         OR 97301    1                  08/21/06           00
0429818602                05                 10/01/06           0.0000
0429818602                O                  09/01/36
0

10898357      E22/G02     F                  88,000.00          ZZ
                          360                88,000.00          4
                          7.5000             615.31             80
                          7.2500             615.31
BAY CITY      MI 48706    1                  08/23/06           00
0470022104                05                 10/01/06           0.0000
0470022104                N                  09/01/36
0

10898367      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          7.5000             699.21             80
                          7.2500             699.21
HOUSTON       TX 77038    1                  08/17/06           00
0470034414                05                 10/01/06           0.0000
0470034414                O                  09/01/36
0

10898385      E22/G02     F                  63,200.00          ZZ
                          360                63,200.00          1
                          8.2500             474.80             80
                          8.0000             474.80
GARLAND       TX 75040    1                  08/08/06           00
0429852809                05                 10/01/06           0.0000
0429852809                N                  09/01/36
0

10898393      E22/G02     F                  117,000.00         ZZ
                          360                117,000.00         4
                          7.8750             848.33             75
                          7.6250             848.33
ROCHESTER     NY 14620    1                  08/23/06           00
0470247909                05                 10/01/06           0.0000
0470247909                N                  09/01/36
0

10898855      L21/G02     F                  220,000.00         ZZ
                          360                220,000.00         1
                          6.8750             1260.42            80
                          6.6250             1260.42
MESA          AZ 85210    1                  08/16/06           00
0441839552                03                 10/01/06           0.0000
52516930                  O                  09/01/36
0

10900945      313/G02     F                  217,223.00         ZZ
                          360                217,223.00         1
                          6.9990             1445.05            80
                          6.7490             1445.05
ROCKLEDGE     FL 32955    1                  08/16/06           00
0441839107                03                 10/01/06           0.0000
11061249                  O                  09/01/36
0

10901545      U05/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          8.2500             631.06             80
                          8.0000             631.06
PICKENS       SC 29671    1                  08/16/06           00
0441842952                05                 10/01/06           0.0000
3000984186                N                  09/01/36
0

10901593      P27/G02     F                  265,500.00         ZZ
                          360                265,500.00         1
                          7.8750             1925.06            90
                          7.6250             1925.06
SALT LAKE CITYUT 84106    5                  08/08/06           14
0441837135                05                 10/01/06           25.0000
2144747263                O                  09/01/36
0

10901927      P27/G02     F                  600,000.00         ZZ
                          360                600,000.00         1
                          7.2500             3625.00            79
                          7.0000             3625.00
DANA POINT    CA 92624    2                  08/16/06           00
0441843364                05                 10/01/06           0.0000
RF85086                   O                  09/01/36
0

10903277      Z82/G02     F                  93,500.00          ZZ
                          360                93,500.00          1
                          7.8750             677.94             78
                          7.6250             677.94
LA CROSSE     WI 54601    2                  08/21/06           00
0441839008                05                 10/01/06           0.0000
11388                     O                  09/01/36
0

10904943      X51/G02     F                  90,000.00          ZZ
                          360                90,000.00          1
                          6.7500             506.25             44
                          6.5000             506.25
DEMING        NM 88030    5                  08/16/06           00
0441846649                05                 10/01/06           0.0000
0060531004                O                  09/01/36
0

10904989      U05/G02     F                  105,600.00         ZZ
                          360                105,600.00         1
                          8.2500             793.34             80
                          8.0000             793.34
GRAND PRAIRIE TX 75052    1                  08/10/06           00
0441836459                05                 10/01/06           0.0000
3000987708                N                  09/01/36
0

10905017      X47/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          7.5000             615.31             80
                          7.2500             615.31
WILLIS        TX 77318    1                  08/18/06           00
0441842176                03                 10/01/06           0.0000
K19495                    O                  09/01/36
0

10905031      S43/G02     F                  78,780.00          ZZ
                          360                78,780.00          1
                          7.2500             537.42             80
                          7.0000             537.42
ALBUQUERQUE   NM 87104    1                  08/15/06           00
0441836707                05                 10/01/06           0.0000
0001187025                O                  09/01/36
0

10905103      P70/G02     F                  441,000.00         ZZ
                          360                441,000.00         1
                          7.5000             3083.54            90
                          7.2500             3083.54
NORTH BELLMORENY 11710    1                  08/17/06           10
0441836582                05                 10/01/06           30.0000
20060720005               O                  09/01/36
0

10905357      E22/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          8.3750             851.28             80
                          8.1250             851.28
CHICAGO       IL 60617    1                  08/24/06           00
0428784300                05                 10/01/06           0.0000
0428784300                N                  09/01/36
0

10905361      E22/G02     F                  60,500.00          ZZ
                          360                60,500.00          2
                          7.6250             428.22             65
                          7.3750             428.22
CLEVELAND     OH 44108    5                  08/24/06           00
0428935670                05                 10/01/06           0.0000
0428935670                N                  09/01/36
0

10905417      E22/G02     F                  72,000.00          ZZ
                          360                72,000.00          3
                          7.6250             509.61             80
                          7.3750             509.61
CINCINATI     OH 45204    1                  08/17/06           00
0429837487                05                 10/01/06           0.0000
0429837487                N                  09/01/36
0

10905421      E22/G02     F                  63,750.00          ZZ
                          360                63,750.00          1
                          8.3750             484.55             75
                          8.1250             484.55
ARLINGTON     TX 76001    1                  08/21/06           00
0429850738                05                 10/01/06           0.0000
0429850738                N                  09/01/36
0

10905451      E22/G02     F                  69,520.00          ZZ
                          360                69,520.00          1
                          7.5000             486.09             80
                          7.2500             486.09
BATON ROUGE   LA 70802    1                  08/24/06           00
0470044652                01                 10/01/06           0.0000
0470044652                N                  09/01/36
0

10905485      E22/G02     F                  73,800.00          ZZ
                          360                73,800.00          1
                          8.3750             560.93             90
                          8.1250             560.93
ELKHART       IN 46516    5                  08/24/06           01
0470106873                05                 10/01/06           25.0000
0470106873                N                  09/01/36
0

10905531      E22/G02     F                  67,416.00          ZZ
                          360                67,416.00          1
                          8.1250             500.56             80
                          7.8750             500.56
PFLUGERVILLE  TX 78660    1                  08/17/06           00
0470194663                09                 10/01/06           0.0000
0470194663                N                  09/01/36
0

10905533      E22/G02     F                  67,416.00          ZZ
                          360                67,416.00          1
                          8.1250             500.56             80
                          7.8750             500.56
PFLUGERVILLE  TX 78660    1                  08/17/06           00
0470196494                09                 10/01/06           0.0000
0470196494                N                  09/01/36
0

10905671      E22/G02     F                  68,000.00          ZZ
                          360                68,000.00          1
                          7.7500             487.16             80
                          7.5000             487.16
YORK          PA 17313    1                  08/24/06           00
0470372970                07                 10/01/06           0.0000
0470372970                N                  09/01/36
0

10905691      E22/G02     F                  85,500.00          ZZ
                          360                85,500.00          1
                          8.3750             649.86             90
                          8.1250             649.86
SAINT LOUIS   MO 63137    1                  08/24/06           10
0470382318                05                 10/01/06           25.0000
0470382318                N                  09/01/36
0

10905743      E22/G02     F                  133,520.00         ZZ
                          360                133,520.00         1
                          7.5000             933.59             80
                          7.2500             933.59
HOUSTON       TX 77083    1                  08/24/06           00
0470469115                03                 10/01/06           0.0000
0470469115                O                  09/01/36
0

10905765      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.5000             839.06             80
                          7.2500             839.06
EL PASO       TX 79924    1                  08/21/06           00
0470401654                05                 10/01/06           0.0000
0470401654                O                  09/01/36
0

10906075      AP1/G02     F                  115,000.00         ZZ
                          240                115,000.00         1
                          6.5000             857.41             28
                          6.2500             857.41
INDIO         CA 92201    5                  08/15/06           00
0441841715                05                 10/01/06           0.0000
01011381                  O                  09/01/26
0

10906221      721/G02     F                  174,000.00         TX
                          360                174,000.00         4
                          6.5000             942.50             75
                          6.2500             942.50
KILLEEN       TX 76549    5                  08/03/06           00
0441841905                05                 10/01/06           0.0000
000014198                 N                  09/01/36
0

10906475      S05/G02     F                  153,000.00         ZZ
                          360                152,722.64         1
                          6.5000             967.06             85
                          6.2500             967.06
CLEARWATER    FL 33755    1                  06/02/06           10
0441842028                05                 08/01/06           12.0000
12667301                  O                  07/01/36
0

10906543      G27/G02     F                  610,000.00         ZZ
                          360                610,000.00         1
                          7.1250             4109.68            61
                          6.8750             4109.68
GRAIN VALLEY  MO 64029    2                  08/16/06           00
0441848025                05                 10/01/06           0.0000
253060197                 O                  09/01/36
0

10906577      144/144     F                  97,500.00          ZZ
                          360                97,500.00          1
                          6.8750             640.51             66
                          6.6250             640.51
OLIVEBRIDGE   NY 12461    1                  08/07/06           00
160785923                 05                 10/01/06           0.0000
160785923                 O                  09/01/36
0

10906791      313/G02     F                  111,750.00         ZZ
                          360                111,750.00         1
                          6.7500             724.81             49
                          6.5000             724.81
MEQUON        WI 53097    1                  08/15/06           00
0441840097                01                 10/01/06           0.0000
11213550                  O                  09/01/36
0

10906889      W68/G02     F                  107,544.00         ZZ
                          360                107,544.00         1
                          7.7500             694.56             80
                          7.5000             694.56
CARTERSVILLE  GA 30121    1                  08/10/06           00
0441832474                05                 10/01/06           0.0000
6075664                   O                  09/01/36
0

10906989      E22/G02     F                  104,000.00         ZZ
                          360                104,000.00         1
                          7.7500             745.07             80
                          7.5000             745.07
HOUSTON LAKE  MO 64151    1                  08/25/06           00
0470220807                05                 10/01/06           0.0000
0470220807                O                  09/01/36
0

10906991      E22/G02     F                  77,868.00          ZZ
                          360                77,868.00          1
                          8.1250             527.23             90
                          7.8750             527.23
MINNEAPOLIS   MN 55412    1                  08/25/06           04
0470225848                05                 10/01/06           25.0000
0470225848                N                  09/01/36
0

10907003      E22/G02     F                  58,000.00          ZZ
                          360                58,000.00          1
                          8.3750             440.84             80
                          8.1250             440.84
GOSHEN        IN 46526    1                  08/25/06           00
0470241340                05                 10/01/06           0.0000
0470241340                N                  09/01/36
0

10907023      E22/G02     F                  66,400.00          ZZ
                          360                66,400.00          1
                          8.2500             498.84             80
                          8.0000             498.84
HEREFORD      TX 79045    1                  08/24/06           00
0470252750                05                 10/01/06           0.0000
0470252750                O                  09/01/36
0

10907059      E22/G02     F                  112,000.00         TX
                          360                112,000.00         1
                          8.3750             851.28             80
                          8.1250             851.28
HOUSTON       TX 77062    5                  08/25/06           00
0470272352                03                 10/01/06           0.0000
0470272352                N                  09/01/36
0

10907131      E22/G02     F                  71,920.00          ZZ
                          360                71,920.00          1
                          8.1250             534.00             80
                          7.8750             534.00
HOUSTON       TX 77015    1                  08/25/06           00
0470332834                05                 10/01/06           0.0000
0470332834                O                  09/01/36
0

10907203      E22/G02     F                  60,000.00          ZZ
                          360                60,000.00          2
                          8.3750             456.04             75
                          8.1250             456.04
GLADEWATER    TX 75647    2                  08/25/06           00
0470379058                05                 10/01/06           0.0000
0470379058                N                  09/01/36
0

10907251      E22/G02     F                  68,400.00          ZZ
                          360                68,400.00          1
                          7.6250             484.13             80
                          7.3750             484.13
SAN ANTONIO   TX 78209    1                  08/25/06           00
0470420258                01                 10/01/06           0.0000
0470420258                O                  09/01/36
0

10907255      E22/G02     F                  98,400.00          ZZ
                          360                98,400.00          1
                          8.0000             656.00             80
                          7.7500             656.00
UNION CITY    GA 30291    1                  08/25/06           00
0470424359                09                 10/01/06           0.0000
0470424359                N                  09/01/36
0

10907355      E22/G02     F                  110,673.00         ZZ
                          360                110,673.00         1
                          7.6250             783.34             80
                          7.3750             783.34
MAGNOLIA      TX 77354    1                  08/24/06           00
0429767452                03                 10/01/06           0.0000
0429767452                O                  09/01/36
0

10907377      E22/G02     F                  68,800.00          ZZ
                          360                68,800.00          1
                          8.1250             510.84             80
                          7.8750             510.84
LAWTON        OK 73501    1                  08/25/06           00
0429825490                05                 10/01/06           0.0000
0429825490                N                  09/01/36
0

10907379      E22/G02     F                  59,000.00          ZZ
                          360                59,000.00          1
                          8.2500             443.25             70
                          8.0000             443.25
NATALBANY     LA 70451    2                  08/21/06           00
0429838766                05                 10/01/06           0.0000
0429838766                O                  09/01/36
0

10907415      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          8.2500             901.52             80
                          8.0000             901.52
HAYDEN        ID 83835    1                  08/22/06           00
0470041310                05                 10/01/06           0.0000
0470041310                N                  09/01/36
0

10907421      E22/G02     F                  64,800.00          ZZ
                          360                64,800.00          3
                          8.3750             492.53             80
                          8.1250             492.53
RICHMOND      IN 47374    1                  08/25/06           00
0470051491                05                 10/01/06           0.0000
0470051491                N                  09/01/36
0

10907433      E22/G02     F                  423,500.00         ZZ
                          360                423,500.00         1
                          7.2500             2889.02            65
                          7.0000             2889.02
SANTA ANA     CA 92707    5                  08/18/06           00
0470062266                05                 10/01/06           0.0000
0470062266                O                  09/01/36
0

10907515      E22/G02     F                  26,250.00          ZZ
                          360                26,250.00          1
                          8.3750             199.52             75
                          8.1250             199.52
BESSEMER      AL 35020    1                  08/25/06           00
0470146473                05                 10/01/06           0.0000
0470146473                N                  09/01/36
0

10907637      E22/G02     F                  63,000.00          ZZ
                          360                63,000.00          1
                          8.3750             478.85             90
                          8.1250             478.85
BRISTOW       OK 74010    5                  08/25/06           04
0470467044                05                 10/01/06           25.0000
0470467044                N                  09/01/36
0

10907639      E22/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          7.7500             1033.33            80
                          7.5000             1033.33
BERKELEY      IL 60163    1                  08/25/06           00
0470467630                05                 10/01/06           0.0000
0470467630                O                  09/01/36
0

10907645      E22/G02     F                  107,864.00         ZZ
                          360                107,864.00         1
                          7.7500             772.75             80
                          7.5000             772.75
DEER PARK     TX 77536    1                  08/25/06           00
0470477894                05                 10/01/06           0.0000
0470477894                O                  09/01/36
0

10907653      E22/G02     F                  51,750.00          ZZ
                          360                51,750.00          1
                          8.2500             388.78             80
                          8.0000             388.78
GRAND RAPIDS  MI 49504    1                  08/25/06           00
0470488404                05                 10/01/06           0.0000
0470488404                O                  09/01/36
0

10907655      E22/G02     F                  73,400.00          ZZ
                          360                73,400.00          1
                          8.2500             551.43             80
                          8.0000             551.43
EULESS        TX 76039    1                  08/25/06           00
0470488511                03                 10/01/06           0.0000
0470488511                N                  09/01/36
0

10908257      L21/G02     F                  205,000.00         ZZ
                          360                205,000.00         1
                          6.6250             1131.77            56
                          6.3750             1131.77
MISSION VIEJO CA 92691    5                  08/07/06           00
0441841608                01                 10/01/06           0.0000
16523671                  N                  09/01/36
0

10908279      L21/G02     F                  350,500.00         ZZ
                          360                350,500.00         1
                          6.8750             2008.07            78
                          6.6250             2008.07
LOS ANGELES   CA 91722    2                  08/09/06           00
0441840592                05                 10/01/06           0.0000
16523034                  O                  09/01/36
0

10908413      L21/G02     F                  85,000.00          ZZ
                          360                85,000.00          1
                          8.0000             623.70             27
                          7.7500             623.70
HARWICH       MA 02645    5                  08/15/06           00
0441841723                05                 10/01/06           0.0000
52513174                  O                  09/01/36
0

10908499      L21/G02     F                  736,000.00         ZZ
                          360                736,000.00         1
                          7.2500             4446.67            80
                          7.0000             4446.67
MILTON        MA 02186    1                  08/15/06           00
0441840352                05                 10/01/06           0.0000
52507385                  O                  09/01/36
0

10908587      L21/G02     F                  88,350.00          ZZ
                          360                88,292.20          1
                          8.1250             656.00             95
                          7.8750             656.00
BARRE         VT 05641    1                  08/01/06           19
0441840436                05                 09/01/06           30.0000
TB1246                    O                  08/01/36
0

10908605      944/G02     F                  155,000.00         ZZ
                          360                154,738.81         1
                          6.8750             1018.24            44
                          6.6250             1018.24
MODESTO       CA 95350    5                  06/28/06           00
0441854999                05                 08/01/06           0.0000
1001890269                O                  07/01/36
0

10908607      P70/G02     F                  436,050.00         ZZ
                          360                436,050.00         1
                          7.7500             3123.92            95
                          7.5000             3123.92
ROOSEVELT     NY 11575    1                  08/22/06           10
0441846417                05                 10/01/06           30.0000
12645206                  O                  09/01/36
0

10908615      F62/F62     F                  220,000.00         ZZ
                          360                220,000.00         1
                          7.6250             1397.92            70
                          7.3750             1397.92
MIRAMAR       FL 33023    5                  08/14/06           00
51063                     05                 10/01/06           0.0000
51063                     O                  09/01/36
0

10908787      A52/G02     F                  123,000.00         ZZ
                          360                123,000.00         1
                          7.6250             870.59             78
                          7.3750             870.59
LITHONIA      GA 30058    1                  08/09/06           00
0441848678                05                 10/01/06           0.0000
40830                     O                  09/01/36
0

10909175      Z44/G02     F                  140,000.00         ZZ
                          360                139,896.10         1
                          7.5000             978.90             80
                          7.2500             978.90
CULVER        OR 97734    2                  07/07/06           00
0441850609                05                 09/01/06           0.0000
4022261                   N                  08/01/36
0

10909179      Z44/G02     F                  176,000.00         ZZ
                          360                176,000.00         1
                          7.7500             1136.67            80
                          7.5000             1136.67
PORTLAND      OR 97230    1                  07/18/06           00
0441857752                05                 09/01/06           0.0000
4022389                   O                  08/01/36
0

10909181      Z44/G02     F                  220,800.00         ZZ
                          360                220,636.13         1
                          7.5000             1543.87            80
                          7.2500             1543.87
CANBY         OR 97013    1                  07/24/06           00
0441857976                05                 09/01/06           0.0000
4022456                   O                  08/01/36
0

10909191      Z44/G02     F                  195,900.00         ZZ
                          360                195,727.16         1
                          6.6250             1254.37            80
                          6.3750             1254.37
PRINEVILLE    OR 97754    5                  07/21/06           00
0441859097                05                 09/01/06           0.0000
4022526                   O                  08/01/36
0

10909193      Z44/G02     F                  232,000.00         ZZ
                          360                231,844.34         1
                          8.0000             1702.33            80
                          7.7500             1702.33
EUGENE        OR 97405    5                  07/20/06           00
0441856325                03                 09/01/06           0.0000
4022549                   N                  08/01/36
0

10909205      Z44/G02     F                  221,250.00         ZZ
                          360                221,250.00         1
                          6.7500             1244.53            75
                          6.5000             1244.53
SALEM         OR 97304    1                  07/31/06           00
0441856168                05                 09/01/06           0.0000
4022720                   N                  08/01/36
0

10909225      Z44/G02     F                  72,500.00          ZZ
                          360                72,443.44          1
                          7.2500             494.58             75
                          7.0000             494.58
LEBANON       OR 97355    2                  07/10/06           00
0441855202                05                 09/01/06           0.0000
4022839                   N                  08/01/36
0

10909229      Z44/G02     F                  93,000.00          ZZ
                          360                92,930.98          1
                          7.5000             650.27             59
                          7.2500             650.27
EUGENE        OR 97402    2                  07/14/06           00
0441860293                03                 09/01/06           0.0000
4022858                   N                  08/01/36
0

10909241      Z44/G02     F                  104,000.00         ZZ
                          360                103,922.82         1
                          7.5000             727.18             70
                          7.2500             727.18
EUGENE        OR 97402    2                  07/19/06           00
0441860681                03                 09/01/06           0.0000
4022946                   N                  08/01/36
0

10909243      Z44/G02     F                  100,000.00         ZZ
                          360                99,925.79          1
                          7.5000             699.21             69
                          7.2500             699.21
EUGENE        OR 97402    2                  07/20/06           00
0441860624                03                 09/01/06           0.0000
4022948                   N                  08/01/36
0

10909245      Z44/G02     F                  101,000.00         ZZ
                          360                100,601.99         1
                          7.5000             706.21             70
                          7.2500             706.21
EUGENE        OR 97402    2                  07/20/06           00
0441860665                03                 09/01/06           0.0000
4022949                   N                  08/01/36
0

10909247      Z44/G02     F                  149,175.00         ZZ
                          360                149,175.00         1
                          7.5000             932.34             65
                          7.2500             932.34
VENETA        OR 97487    1                  07/18/06           00
0441855749                05                 09/01/06           0.0000
4022964                   O                  08/01/36
0

10909273      Z44/G02     F                  108,800.00         ZZ
                          360                108,759.98         1
                          7.1250             686.02             80
                          6.8750             686.02
EUGENE        OR 97405    1                  07/28/06           00
0441858586                05                 09/01/06           0.0000
4023049                   O                  08/01/36
0

10909281      Z44/G02     F                  102,400.00         ZZ
                          360                102,336.36         1
                          8.3750             714.67             80
                          8.1250             714.67
TWENTYNINE PALCA 92277    1                  07/25/06           00
0441859147                05                 09/01/06           0.0000
4023076                   O                  08/01/36
0

10909285      Z44/G02     F                  288,000.00         ZZ
                          360                288,000.00         1
                          7.1250             1940.31            80
                          6.8750             1940.31
DALLAS        OR 97338    5                  08/01/06           00
0441851086                05                 10/01/06           0.0000
4023085                   O                  09/01/36
0

10909297      Z44/G02     F                  246,400.00         ZZ
                          360                246,202.96         1
                          7.1250             1660.04            80
                          6.8750             1660.04
BEAVERTON     OR 97007    1                  07/26/06           00
0441855046                05                 09/01/06           0.0000
4023131                   O                  08/01/36
0

10909303      Z44/G02     F                  148,800.00         ZZ
                          360                148,674.99         1
                          6.8750             977.51             80
                          6.6250             977.51
SPRINGFIELD   OR 97478    1                  08/01/06           00
0441859931                05                 09/01/06           0.0000
4023167                   O                  08/01/36
0

10909347      Z44/G02     F                  222,400.00         ZZ
                          360                222,400.00         1
                          7.3750             1536.06            80
                          7.1250             1536.06
CLACKAMAS     OR 97015    5                  08/01/06           00
0441857935                05                 10/01/06           0.0000
4023372                   N                  09/01/36
0

10909367      Z44/G02     F                  88,000.00          ZZ
                          360                87,927.86          1
                          7.0000             585.47             78
                          6.7500             585.47
PORTLAND      OR 97203    1                  07/28/06           00
0441858115                01                 09/01/06           0.0000
4023436                   O                  08/01/36
0

10909381      Z44/G02     F                  149,600.00         ZZ
                          360                149,600.00         1
                          6.8750             982.77             80
                          6.6250             982.77
SALEM         OR 97302    1                  08/14/06           00
0441858396                05                 10/01/06           0.0000
4023618                   O                  09/01/36
0

10909397      Z44/G02     F                  48,000.00          ZZ
                          360                48,000.00          2
                          7.2500             327.44             19
                          7.0000             327.44
EUGENE        OR 97408    5                  08/11/06           00
0441858438                05                 10/01/06           0.0000
4023736                   O                  09/01/36
0

10909469      X08/G02     F                  91,800.00          ZZ
                          360                91,800.00          1
                          8.2500             689.66             90
                          8.0000             689.66
VERNAL        UT 84078    1                  08/02/06           04
0441847746                05                 10/01/06           25.0000
190CAYWO701862            N                  09/01/36
0

10909495      313/G02     F                  114,864.00         ZZ
                          360                114,864.00         1
                          7.3750             793.34             80
                          7.1250             793.34
PENSACOLA     FL 32534    1                  08/18/06           00
0441861945                03                 10/01/06           0.0000
11201795                  N                  09/01/36
0

10909869      975/G02     F                  540,000.00         ZZ
                          360                540,000.00         1
                          7.0000             3150.00            79
                          6.7500             3150.00
ANAHEIM       CA 92806    5                  08/02/06           00
0441844412                05                 10/01/06           0.0000
2061914                   O                  09/01/36
0

10909883      975/G02     F                  456,000.00         ZZ
                          360                456,000.00         1
                          6.8750             2612.50            80
                          6.6250             2612.50
FULLERTON     CA 92833    1                  08/15/06           00
0441871563                05                 10/01/06           0.0000
2062478                   O                  09/01/36
0

10909899      L21/G02     F                  137,000.00         ZZ
                          360                137,000.00         1
                          7.7500             981.49             79
                          7.5000             981.49
ATHENS        GA 30606    5                  08/09/06           00
0441841921                05                 10/01/06           0.0000
52515634                  N                  09/01/36
0

10909949      L21/G02     F                  58,500.00          ZZ
                          360                58,500.00          1
                          6.7500             379.43             33
                          6.5000             379.43
MONROE TWP    NJ 08831    5                  08/11/06           00
0441841970                01                 10/01/06           0.0000
52516174                  O                  09/01/36
0

10909975      L21/G02     F                  436,500.00         ZZ
                          360                436,500.00         1
                          7.5000             2728.13            75
                          7.2500             2728.13
SELBYVILLE    DE 19975    5                  08/16/06           00
0441841889                03                 10/01/06           0.0000
52514470                  O                  09/01/36
0

10909999      Z12/G02     F                  144,000.00         T
                          360                144,000.00         1
                          7.0000             840.00             74
                          6.7500             840.00
HIALEAH       FL 33018    5                  08/14/06           00
0441865342                01                 10/01/06           0.0000
1000862                   O                  09/01/36
0

10910001      L21/G02     F                  218,300.00         ZZ
                          360                218,300.00         1
                          6.7500             1415.89            59
                          6.5000             1415.89
JACKSONVILLE  FL 32208    5                  08/15/06           00
0441841822                05                 10/01/06           0.0000
52516037                  O                  09/01/36
0

10910015      L21/G02     F                  408,000.00         ZZ
                          360                408,000.00         1
                          7.0000             2714.44            80
                          6.7500             2714.44
WARRENTON     VA 20187    1                  08/18/06           00
0441841855                05                 10/01/06           0.0000
52516899                  O                  09/01/36
0

10910315      E22/G02     F                  478,000.00         ZZ
                          360                478,000.00         1
                          7.6250             3037.29            80
                          7.3750             3037.29
MELROSE PARK  IL 60160    1                  08/28/06           00
0470062332                05                 10/01/06           0.0000
0470062332                O                  09/01/36
0

10910413      E22/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          7.7500             802.38             80
                          7.5000             802.38
SPRINGFIELD   MO 65804    1                  08/28/06           00
0470168998                05                 10/01/06           0.0000
0470168998                O                  09/01/36
0

10910447      E22/G02     F                  500,000.00         ZZ
                          360                500,000.00         1
                          7.3750             3453.38            75
                          7.1250             3453.38
EL MONTE      CA 91732    1                  08/24/06           00
0470194895                03                 10/01/06           0.0000
0470194895                O                  09/01/36
0

10910471      E22/G02     F                  64,000.00          ZZ
                          360                64,000.00          1
                          8.3750             486.45             80
                          8.1250             486.45
KINGFISHER    OK 73750    1                  08/28/06           00
0470346446                05                 10/01/06           0.0000
0470346446                N                  09/01/36
0

10910525      E22/G02     F                  113,000.00         ZZ
                          360                113,000.00         1
                          7.6250             799.81             80
                          7.3750             799.81
DOUGLASVILLE  GA 30135    1                  08/28/06           00
0470376195                05                 10/01/06           0.0000
0470376195                O                  09/01/36
0

10910577      E22/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          8.2500             632.50             80
                          8.0000             632.50
DETROIT       MI 48228    1                  08/28/06           00
0470406687                05                 10/01/06           0.0000
0470406687                N                  09/01/36
0

10910641      E22/G02     F                  66,400.00          ZZ
                          360                66,400.00          1
                          8.2500             498.84             80
                          8.0000             498.84
SAN ANTONIO   TX 78209    1                  08/28/06           00
0470435074                05                 10/01/06           0.0000
0470435074                N                  09/01/36
0

10910691      E22/G02     F                  52,000.00          ZZ
                          360                52,000.00          1
                          7.8750             377.04             80
                          7.6250             377.04
BEAUMONT      TX 77707    1                  08/25/06           00
0470489493                05                 10/01/06           0.0000
0470489493                O                  09/01/36
0

10910701      E22/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          8.0000             880.00             80
                          7.7500             880.00
HOUSTON       TX 77009    1                  08/25/06           00
0470508805                05                 10/01/06           0.0000
0470508805                N                  09/01/36
0

10910735      E22/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          7.6250             651.17             78
                          7.3750             651.17
ANDERSON      SC 29625    2                  08/17/06           00
0470210345                05                 10/01/06           0.0000
0470210345                O                  09/01/36
0

10910737      E22/G02     F                  107,944.00         ZZ
                          360                107,944.00         1
                          7.8750             782.67             80
                          7.6250             782.67
FRIENDSWOOD   TX 77546    1                  08/28/06           00
0470211582                03                 10/01/06           0.0000
0470211582                O                  09/01/36
0

10910787      E22/G02     F                  119,625.00         ZZ
                          360                119,625.00         1
                          7.2500             722.73             75
                          7.0000             722.73
BLUE SPRINGS  MO 64015    1                  08/25/06           00
0470251224                09                 10/01/06           0.0000
0470251224                N                  09/01/36
0

10910823      E22/G02     F                  108,000.00         ZZ
                          360                108,000.00         1
                          7.6250             764.42             80
                          7.3750             764.42
EAST PROSPECT PA 17317    1                  08/28/06           00
0470273996                05                 10/01/06           0.0000
0470273996                O                  09/01/36
0

10910857      E22/G02     F                  76,800.00          ZZ
                          360                76,800.00          1
                          8.1250             520.00             80
                          7.8750             520.00
FRIENDSWOOD   TX 77546    1                  08/25/06           00
0470297383                03                 10/01/06           0.0000
0470297383                N                  09/01/36
0

10910877      E22/G02     F                  98,750.00          ZZ
                          360                98,750.00          1
                          7.6250             698.95             89
                          7.3750             698.95
LAFAYETTE     LA 70508    2                  08/28/06           04
0428981260                01                 10/01/06           25.0000
0428981260                N                  09/01/36
0

10910889      E22/G02     F                  106,035.00         ZZ
                          360                106,035.00         1
                          7.7500             759.65             75
                          7.5000             759.65
CARROLLTON    TX 75007    2                  08/21/06           00
0429288780                05                 10/01/06           0.0000
0429288780                O                  09/01/36
0

10910923      E22/G02     F                  53,600.00          ZZ
                          360                53,600.00          2
                          8.3750             407.40             80
                          8.1250             407.40
PUEBLO        CO 81003    1                  08/25/06           00
0429645054                05                 10/01/06           0.0000
0429645054                N                  09/01/36
0

10910955      E22/G02     F                  65,250.00          ZZ
                          360                65,250.00          1
                          8.3750             495.95             75
                          8.1250             495.95
ARLINGTON     TX 76017    1                  08/14/06           00
0429751233                05                 10/01/06           0.0000
0429751233                N                  09/01/36
0

10910973      E22/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          7.7500             659.10             80
                          7.5000             659.10
HANOVER       PA 17331    1                  08/28/06           00
0429817943                05                 10/01/06           0.0000
0429817943                N                  09/01/36
0

10911039      E22/G02     F                  134,394.00         ZZ
                          360                134,394.00         1
                          7.5000             939.70             80
                          7.2500             939.70
MILFORD       PA 18337    1                  08/28/06           00
0470047978                05                 10/01/06           0.0000
0470047978                O                  09/01/36
0

10911119      E22/G02     F                  96,800.00          ZZ
                          360                96,800.00          1
                          7.8750             701.87             80
                          7.6250             701.87
DEARBORN HEIGHMI 48127    1                  08/28/06           00
0429010507                05                 10/01/06           0.0000
0429010507                N                  09/01/36
0

10912095      U42/G02     F                  228,000.00         ZZ
                          360                228,000.00         1
                          7.0000             1330.00            80
                          6.7500             1330.00
LAKEWOOD      CO 80226    2                  08/21/06           00
0441861234                05                 10/01/06           0.0000
47600888                  O                  09/01/36
0

10912235      U85/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          7.6250             622.86             80
                          7.3750             622.86
FARLEY        IA 52046    2                  08/22/06           00
0441847811                05                 10/01/06           0.0000
0506031411                O                  09/01/36
0

10912289      F62/F62     F                  477,000.00         ZZ
                          360                477,000.00         1
                          7.3750             3294.52            68
                          7.1250             3294.52
VILLAGE OF PALFL 33158    5                  08/11/06           00
12613907                  05                 10/01/06           0.0000
12613907                  O                  09/01/36
0

10912325      X83/G02     F                  136,000.00         ZZ
                          360                136,000.00         1
                          6.8750             893.42             80
                          6.6250             893.42
COLUMBUS      OH 43213    1                  08/22/06           00
0441864873                05                 10/01/06           0.0000
8209970                   O                  09/01/36
0

10912813      313/G02     F                  277,000.00         ZZ
                          360                277,000.00         1
                          7.7500             1788.96            80
                          7.5000             1788.96
PORTLAND      OR 97202    5                  08/08/06           00
0441854643                05                 10/01/06           0.0000
11265485                  O                  09/01/36
0

10912861      Z82/G02     F                  149,600.00         ZZ
                          360                149,600.00         1
                          7.2500             1020.54            80
                          7.0000             1020.54
MADISON       WI 53716    2                  08/25/06           00
0441847712                05                 10/01/06           0.0000
50161                     O                  09/01/36
0

10912877      313/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.9990             558.80             80
                          6.7490             558.80
ARLINGTON     TX 76012    1                  08/18/06           00
0441845435                05                 10/01/06           0.0000
11265410                  O                  09/01/36
0

10913219      W35/G02     F                  295,500.00         ZZ
                          360                295,245.58         1
                          6.7500             1916.61            75
                          6.5000             1916.61
OTTAWA LAKE   MI 49267    1                  07/31/06           00
0441864683                05                 09/01/06           0.0000
64191                     O                  08/01/36
0

10913253      U05/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.8750             687.50             75
                          6.6250             687.50
NIKISKI       AK 99635    5                  08/14/06           00
0441846862                05                 10/01/06           0.0000
3000984033                O                  09/01/36
0

10915117      E22/G02     F                  51,680.00          ZZ
                          360                51,680.00          1
                          8.3750             392.81             76
                          8.1250             392.81
SAN ANTONIO   TX 78249    1                  08/29/06           00
0470373218                07                 10/01/06           0.0000
0470373218                N                  09/01/36
0

10915173      E22/G02     F                  148,400.00         ZZ
                          360                148,400.00         1
                          7.5000             1037.63            80
                          7.2500             1037.63
NEWPORT NEWS  VA 23601    1                  08/29/06           00
0470396268                05                 10/01/06           0.0000
0470396268                O                  09/01/36
0

10915233      E22/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          7.7500             945.66             80
                          7.5000             945.66
ARVADA        CO 80005    2                  08/29/06           00
0470436700                01                 10/01/06           0.0000
0470436700                N                  09/01/36
0

10915235      E22/G02     F                  528,000.00         ZZ
                          360                528,000.00         1
                          7.2500             3190.00            80
                          7.0000             3190.00
MORENO VALLEY CA 92555    1                  08/24/06           00
0470437633                03                 10/01/06           0.0000
0470437633                O                  09/01/36
0

10915319      E22/G02     F                  71,500.00          ZZ
                          360                71,500.00          1
                          7.8750             518.42             75
                          7.6250             518.42
LEAD HILL     AR 72644    2                  08/24/06           00
0429283971                05                 10/01/06           0.0000
0429283971                O                  09/01/36
0

10915351      E22/G02     F                  58,948.00          ZZ
                          360                58,948.00          2
                          7.8750             427.41             75
                          7.6250             427.41
MEMPHIS       TN 38115    5                  08/29/06           00
0429653041                05                 10/01/06           0.0000
0429653041                N                  09/01/36
0

10915403      E22/G02     F                  86,250.00          ZZ
                          360                86,250.00          2
                          7.8750             625.37             75
                          7.6250             625.37
KILLEN        AL 35645    5                  08/23/06           00
0470013251                05                 10/01/06           0.0000
0470013251                N                  09/01/36
0

10915425      E22/G02     F                  94,500.00          ZZ
                          360                94,500.00          1
                          7.8750             685.19             70
                          7.6250             685.19
THOMASTON     CT 06787    1                  08/29/06           00
0470051012                01                 10/01/06           0.0000
0470051012                O                  09/01/36
0

10915529      E22/G02     F                  95,200.00          ZZ
                          360                95,200.00          1
                          7.5000             665.65             80
                          7.2500             665.65
CARLISLE      PA 17013    1                  08/29/06           00
0470202375                01                 10/01/06           0.0000
0470202375                N                  09/01/36
0

10915535      E22/G02     F                  98,999.00          ZZ
                          360                98,999.00          1
                          7.7500             709.24             80
                          7.5000             709.24
SPRINGFIELD   MO 65804    1                  08/29/06           00
0470205279                05                 10/01/06           0.0000
0470205279                O                  09/01/36
0

10915541      E22/G02     F                  104,400.00         ZZ
                          360                104,400.00         1
                          7.5000             729.98             80
                          7.2500             729.98
SAN ANGELO    TX 76901    1                  08/29/06           00
0470210253                05                 10/01/06           0.0000
0470210253                O                  09/01/36
0

10915553      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.8750             870.08             80
                          7.6250             870.08
ALBUQUERQUE   NM 87107    2                  08/29/06           00
0470220344                05                 10/01/06           0.0000
0470220344                N                  09/01/36
0

10915585      E22/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          7.8750             667.06             80
                          7.6250             667.06
CAMDEN        SC 29020    1                  08/30/06           00
0470242850                05                 10/01/06           0.0000
0470242850                N                  09/01/36
0

10915647      E22/G02     F                  87,920.00          ZZ
                          360                87,920.00          1
                          7.2500             599.77             80
                          7.0000             599.77
GRACELAKE     IL 60030    1                  08/29/06           00
0470289695                01                 10/01/06           0.0000
0470289695                O                  09/01/36
0

10915669      E22/G02     F                  59,920.00          ZZ
                          360                59,920.00          2
                          7.8750             434.46             80
                          7.6250             434.46
AMBRIDGE      PA 15003    1                  08/29/06           00
0470312828                05                 10/01/06           0.0000
0470312828                N                  09/01/36
0

10917495      L49/G02     F                  460,700.00         ZZ
                          360                460,700.00         1
                          7.0000             2687.42            80
                          6.7500             2687.42
PASADENA      CA 91101    1                  08/04/06           00
0441915543                01                 10/01/06           0.0000
10040351                  O                  09/01/36
0

10917513      253/253     F                  247,006.00         ZZ
                          360                247,006.00         1
                          7.0000             1440.87            80
                          6.7500             1440.87
SUN CITY      AZ 85373    1                  08/18/06           00
651070                    03                 10/01/06           0.0000
651070                    O                  09/01/36
0

10917537      L49/G02     F                  425,550.00         ZZ
                          360                425,550.00         1
                          7.0000             2482.38            80
                          6.7500             2482.38
BROOMFIELD    CO 80020    1                  08/10/06           00
0441915113                03                 10/01/06           0.0000
10037944                  O                  09/01/36
0

10917543      L49/G02     F                  100,900.00         ZZ
                          360                100,900.00         1
                          6.8750             662.84             67
                          6.6250             662.84
SAN ANTONIO   TX 78233    1                  08/16/06           00
0441914157                03                 10/01/06           0.0000
10040915                  O                  09/01/36
0

10917719      313/G02     F                  150,000.00         ZZ
                          360                150,000.00         1
                          6.3750             935.81             67
                          6.1250             935.81
PALM BAY      FL 32909    1                  08/22/06           00
0441861838                05                 10/01/06           0.0000
10893428                  O                  09/01/36
0

10917773      U05/G02     F                  76,500.00          ZZ
                          360                76,500.00          1
                          7.8750             554.68             90
                          7.6250             554.68
COLUMBIA      SC 29223    2                  08/10/06           01
0441848413                05                 10/01/06           25.0000
3000994638                O                  09/01/36
0

10917799      U05/G02     F                  146,400.00         ZZ
                          360                146,400.00         1
                          7.2500             998.71             80
                          7.0000             998.71
EASTPOINTE    MI 48021    1                  08/18/06           00
0441865524                05                 10/01/06           0.0000
3000999732                O                  09/01/36
0

10917915      H58/G02     F                  320,000.00         ZZ
                          360                320,000.00         1
                          6.6250             1766.67            80
                          6.3750             1766.67
ELK GROVE     CA 95757    2                  08/04/06           00
0441914231                05                 10/01/06           0.0000
392081                    O                  09/01/36
0

10917921      H58/G02     F                  244,000.00         ZZ
                          360                244,000.00         1
                          7.1250             1448.75            80
                          6.8750             1448.75
LAS VEGAS     NV 89147    2                  08/14/06           00
0441913134                05                 10/01/06           0.0000
402295                    O                  09/01/36
0

10917923      H58/G02     F                  160,000.00         ZZ
                          360                160,000.00         1
                          6.7500             900.00             19
                          6.5000             900.00
CASTRO VALLEY CA 94552    2                  08/08/06           00
0441916020                05                 10/01/06           0.0000
402745                    O                  09/01/36
0

10917977      H58/G02     F                  390,000.00         ZZ
                          360                390,000.00         1
                          6.3750             2433.09            61
                          6.1250             2433.09
BRENTWOOD     CA 94513    1                  08/14/06           00
0441915691                05                 10/01/06           0.0000
407103                    O                  09/01/36
0

10917987      H58/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          6.6250             1280.62            80
                          6.3750             1280.62
MESA          AZ 85208    5                  08/17/06           00
0441917549                05                 10/01/06           0.0000
408428                    O                  09/01/36
0

10918061      W35/G02     F                  280,000.00         ZZ
                          360                280,000.00         1
                          7.6500             1986.64            79
                          7.4000             1986.64
NEWNAN        GA 30263    5                  08/09/06           00
0441863925                05                 10/01/06           0.0000
63703                     O                  09/01/36
0

10918099      E23/G02     F                  84,600.00          ZZ
                          360                84,600.00          2
                          7.6250             598.79             90
                          7.3750             598.79
HAMILTON      OH 45015    1                  08/08/06           01
0441862406                05                 10/01/06           25.0000
76000928                  N                  09/01/36
0

10918225      313/G02     F                  79,450.00          ZZ
                          360                79,450.00          1
                          7.3750             548.75             70
                          7.1250             548.75
BARTLETT      TN 38135    1                  08/18/06           00
0441847902                05                 10/01/06           0.0000
11266368                  N                  09/01/36
0

10918277      X47/G02     F                  83,600.00          ZZ
                          360                83,600.00          1
                          7.6250             591.72             80
                          7.3750             591.72
STONE MOUNTAINGA 30083    1                  08/16/06           00
0441858479                05                 10/01/06           0.0000
K19483                    N                  09/01/36
0

10918305      U45/G02     F                  142,000.00         ZZ
                          360                142,000.00         1
                          7.7500             1017.31            80
                          7.5000             1017.31
DIVIDE        CO 80814    2                  08/22/06           00
0441855012                05                 10/01/06           0.0000
USC3200                   N                  09/01/36
0

10918603      B76/G02     F                  85,200.00          ZZ
                          360                85,200.00          1
                          7.8750             617.76             80
                          7.6250             617.76
ALLEN PARK    MI 48101    1                  08/24/06           00
0441854965                05                 10/01/06           0.0000
5181961                   O                  09/01/36
0

10919425      E22/G02     F                  240,000.00         ZZ
                          360                240,000.00         4
                          7.6250             1698.70            80
                          7.3750             1698.70
LANSING       IL 60438    1                  08/30/06           00
0429091671                05                 10/01/06           0.0000
0429091671                N                  09/01/36
0

10919437      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          8.3750             912.09             80
                          8.1250             912.09
WONDERLAKE    IL 60097    1                  08/30/06           00
0429214349                05                 10/01/06           0.0000
0429214349                O                  09/01/36
0

10919499      E22/G02     F                  60,000.00          ZZ
                          360                60,000.00          1
                          8.3750             456.04             80
                          8.1250             456.04
HOUSTON       TX 77022    1                  08/28/06           00
0429743784                05                 10/01/06           0.0000
0429743784                N                  09/01/36
0

10919597      E22/G02     F                  69,200.00          ZZ
                          360                69,200.00          1
                          8.3750             525.97             80
                          8.1250             525.97
SAGINAW       MI 48601    1                  08/30/06           00
0470022302                05                 10/01/06           0.0000
0470022302                N                  09/01/36
0

10919619      E22/G02     F                  108,800.00         ZZ
                          360                108,800.00         3
                          8.1250             807.84             80
                          7.8750             807.84
HOUSTON       TX 77026    1                  08/29/06           00
0470054735                05                 10/01/06           0.0000
0470054735                N                  09/01/36
0

10919623      E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          8.0000             587.01             67
                          7.7500             587.01
BLOUNTSVILLE  AL 35031    5                  08/24/06           00
0470060401                05                 10/01/06           0.0000
0470060401                O                  09/01/36
0

10919651      E22/G02     F                  96,000.00          ZZ
                          360                96,000.00          1
                          7.5000             671.25             80
                          7.2500             671.25
COLUMBIA      SC 29223    2                  08/25/06           00
0470079229                05                 10/01/06           0.0000
0470079229                O                  09/01/36
0

10919703      E22/G02     F                  123,200.00         ZZ
                          360                123,200.00         1
                          7.8750             808.50             80
                          7.6250             808.50
WESTLAND      MI 48186    1                  08/30/06           00
0470132903                05                 10/01/06           0.0000
0470132903                O                  09/01/36
0

10919711      E22/G02     F                  76,800.00          ZZ
                          360                76,800.00          1
                          7.5000             537.00             80
                          7.2500             537.00
MISSOURI CITY TX 77489    1                  08/30/06           00
0470142241                03                 10/01/06           0.0000
0470142241                O                  09/01/36
0

10919733      E22/G02     F                  95,000.00          ZZ
                          360                95,000.00          1
                          7.2500             648.07             80
                          7.0000             648.07
ALBUQUERQUE   NM 87109    1                  08/30/06           00
0470158544                09                 10/01/06           0.0000
0470158544                O                  09/01/36
0

10919767      E22/G02     F                  63,600.00          ZZ
                          360                63,600.00          1
                          7.6250             450.16             80
                          7.3750             450.16
ALTOONA       PA 16602    1                  08/30/06           00
0470187253                05                 10/01/06           0.0000
0470187253                O                  09/01/36
0

10919783      E22/G02     F                  61,520.00          ZZ
                          360                61,520.00          1
                          7.3750             424.90             80
                          7.1250             424.90
SHERWOOD      AR 72120    1                  08/30/06           00
0470202391                05                 10/01/06           0.0000
0470202391                O                  09/01/36
0

10919803      E22/G02     F                  79,050.00          ZZ
                          360                79,050.00          1
                          7.6250             559.51             75
                          7.3750             559.51
OWASSO        OK 74055    2                  08/25/06           00
0470215633                05                 10/01/06           0.0000
0470215633                O                  09/01/36
0

10919809      E22/G02     F                  61,056.00          ZZ
                          360                61,056.00          1
                          7.5000             426.91             80
                          7.2500             426.91
NATRONA HEIGHTPA 15065    1                  08/30/06           00
0470218744                05                 10/01/06           0.0000
0470218744                O                  09/01/36
0

10919853      E22/G02     F                  70,110.00          ZZ
                          360                70,110.00          2
                          8.3750             532.89             90
                          8.1250             532.89
PHILADELPHIA  PA 19141    1                  08/30/06           04
0470243064                05                 10/01/06           25.0000
0470243064                N                  09/01/36
0

10919859      E22/G02     F                  69,600.00          ZZ
                          360                69,600.00          1
                          7.8750             504.65             80
                          7.6250             504.65
ATHENS        TN 37303    1                  08/30/06           00
0470245028                05                 10/01/06           0.0000
0470245028                O                  09/01/36
0

10919865      E22/G02     F                  63,200.00          ZZ
                          360                63,200.00          1
                          8.3750             480.37             71
                          8.1250             480.37
LINCOLN       NE 68504    2                  08/25/06           00
0470247255                05                 10/01/06           0.0000
0470247255                O                  09/01/36
0

10919881      E22/G02     F                  112,480.00         ZZ
                          360                112,480.00         1
                          7.3750             776.87             80
                          7.1250             776.87
PUEBLO        CO 81005    2                  08/25/06           00
0470253501                05                 10/01/06           0.0000
0470253501                O                  09/01/36
0

10919929      E22/G02     F                  87,750.00          ZZ
                          360                87,750.00          4
                          7.7500             628.65             75
                          7.5000             628.65
TYLER         TX 75708    1                  08/29/06           00
0470280306                05                 10/01/06           0.0000
0470280306                N                  09/01/36
0

10920055      E22/G02     F                  71,120.00          ZZ
                          360                71,120.00          1
                          8.3750             540.56             80
                          8.1250             540.56
RAWLINS       WY 82301    1                  08/25/06           00
0470336538                05                 10/01/06           0.0000
0470336538                N                  09/01/36
0

10920103      E22/G02     F                  95,400.00          ZZ
                          360                95,400.00          1
                          7.3750             658.90             90
                          7.1250             658.90
BALTIMORE     MD 21224    1                  08/30/06           04
0470357344                07                 10/01/06           25.0000
0470357344                N                  09/01/36
0

10920135      E22/G02     F                  116,000.00         ZZ
                          360                116,000.00         1
                          8.1250             861.30             80
                          7.8750             861.30
ARLINGTON     TX 76017    1                  08/30/06           00
0470364373                05                 10/01/06           0.0000
0470364373                N                  09/01/36
0

10920189      E22/G02     F                  90,250.00          ZZ
                          360                90,250.00          1
                          7.8750             654.38             95
                          7.6250             654.38
TYRONE        PA 16686    5                  08/25/06           04
0470384199                05                 10/01/06           30.0000
0470384199                O                  09/01/36
0

10920211      E22/G02     F                  53,250.00          ZZ
                          360                53,250.00          1
                          8.2500             400.05             75
                          8.0000             400.05
BAYTOWN       TX 77520    1                  08/30/06           00
0470390055                05                 10/01/06           0.0000
0470390055                N                  09/01/36
0

10920343      E22/G02     F                  121,600.00         ZZ
                          360                121,600.00         1
                          7.3750             839.86             80
                          7.1250             839.86
NASHVILLE     TN 37207    1                  08/30/06           00
0470445412                05                 10/01/06           0.0000
0470445412                O                  09/01/36
0

10920467      E22/G02     F                  107,680.00         ZZ
                          360                107,680.00         1
                          7.5000             752.91             80
                          7.2500             752.91
HOUSTON       TX 77085    1                  08/29/06           00
0470498437                03                 10/01/06           0.0000
0470498437                O                  09/01/36
0

10920483      E22/G02     F                  80,010.00          ZZ
                          360                80,010.00          1
                          8.3750             608.13             90
                          8.1250             608.13
EL PASO       TX 79936    1                  08/30/06           10
0470508177                05                 10/01/06           25.0000
0470508177                N                  09/01/36
0

10920517      E22/G02     F                  86,550.00          ZZ
                          360                86,550.00          1
                          8.1250             586.02             75
                          7.8750             586.02
LAND O LAKES  FL 34639    1                  08/30/06           00
0470526781                01                 10/01/06           0.0000
0470526781                N                  09/01/36
0

10922301      L49/G02     F                  544,050.00         ZZ
                          360                544,050.00         1
                          6.8750             3574.03            80
                          6.6250             3574.03
TEMECULA      CA 92592    1                  08/10/06           00
0441926797                03                 10/01/06           0.0000
10036333                  O                  09/01/36
0

10922765      L49/G02     F                  189,600.00         ZZ
                          360                189,600.00         1
                          6.7500             1066.50            80
                          6.5000             1066.50
TUCSON        AZ 85746    1                  08/09/06           00
0441916178                03                 10/01/06           0.0000
10040636                  O                  09/01/36
0

10922831      L49/G02     F                  519,650.00         ZZ
                          360                519,650.00         1
                          6.5000             3284.55            80
                          6.2500             3284.55
CORONA        CA 92880    1                  08/11/06           00
0441931581                03                 10/01/06           0.0000
10037555                  O                  09/01/36
0

10923001      313/G02     F                  40,500.00          ZZ
                          360                40,500.00          1
                          7.6250             257.35             75
                          7.3750             257.35
GASTONIA      NC 28052    1                  08/22/06           00
0441861879                05                 10/01/06           0.0000
11282134                  N                  09/01/36
0

10923019      F84/G02     F                  416,250.00         ZZ
                          360                416,250.00         1
                          6.6250             2665.29            75
                          6.3750             2665.29
WOODSIDE      NY 11377    1                  08/18/06           00
0441907680                05                 10/01/06           0.0000
1                         O                  09/01/36
0

10923031      X89/G02     F                  147,200.00         ZZ
                          360                147,200.00         1
                          7.3750             1016.67            80
                          7.1250             1016.67
WAHOO         NE 68066    1                  08/21/06           00
0441875747                05                 10/01/06           0.0000
6006479                   O                  09/01/36
0

10923101      313/G02     F                  30,000.00          ZZ
                          360                30,000.00          1
                          7.6250             190.63             75
                          7.3750             190.63
STATESVILLE   NC 28677    1                  08/22/06           00
0441861796                05                 10/01/06           0.0000
11283454                  N                  09/01/36
0

10923137      L49/G02     F                  96,500.00          ZZ
                          360                96,500.00          1
                          6.7500             625.90             50
                          6.5000             625.90
FORT COLLINS  CO 80528    1                  08/14/06           00
0441914017                09                 10/01/06           0.0000
10038726                  O                  09/01/36
0

10923157      253/253     F                  274,400.00         ZZ
                          360                274,400.00         1
                          7.7500             1965.84            90
                          7.5000             1965.84
BERWYN        PA 19312    5                  08/21/06           11
670546                    05                 10/01/06           25.0000
670546                    O                  09/01/36
0

10923197      721/G02     F                  172,500.00         TX
                          360                172,500.00         4
                          6.5000             934.38             75
                          6.2500             934.38
KILLEEN       TX 76549    5                  08/17/06           00
0441868692                05                 10/01/06           0.0000
000014200                 N                  09/01/36
0

10923203      Z03/Z03     F                  208,802.00         ZZ
                          360                208,802.00         1
                          7.5000             1459.97            80
                          7.2500             1459.97
THE VILLAGES  FL 32162    1                  08/21/06           00
068024227                 05                 10/01/06           0.0000
068024227                 O                  09/01/36
0

10923275      L68/G02     F                  86,400.00          ZZ
                          360                86,400.00          1
                          7.1250             513.00             80
                          6.8750             513.00
SANGER        TX 76266    1                  08/01/06           00
0441865771                05                 10/01/06           0.0000
0000011977                N                  09/01/36
0

10923521      721/G02     F                  157,500.00         TX
                          360                157,500.00         4
                          6.5000             853.13             75
                          6.2500             853.13
KILLEEN       TX 76549    5                  08/17/06           00
0441868684                05                 10/01/06           0.0000
000014206                 N                  09/01/36
0

10923801      E22/G02     F                  142,400.00         ZZ
                          360                142,400.00         1
                          8.3750             1082.34            80
                          8.1250             1082.34
DELTONA       FL 32738    1                  08/31/06           00
0470115221                05                 10/01/06           0.0000
0470115221                N                  09/01/36
0

10923823      E22/G02     F                  56,000.00          ZZ
                          360                56,000.00          1
                          8.3750             425.64             80
                          8.1250             425.64
MONTGOMERY    AL 36116    1                  08/31/06           00
0470131665                05                 10/01/06           0.0000
0470131665                N                  09/01/36
0

10923897      E22/G02     F                  83,200.00          ZZ
                          360                83,200.00          1
                          7.7500             537.33             80
                          7.5000             537.33
MANOR         TX 78653    1                  08/31/06           00
0470186222                05                 10/01/06           0.0000
0470186222                O                  09/01/36
0

10923899      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         4
                          7.6250             707.79             80
                          7.3750             707.79
BANGOR        ME 04401    1                  08/31/06           00
0470188509                05                 10/01/06           0.0000
0470188509                N                  09/01/36
0

10924015      E22/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          7.7500             859.69             74
                          7.5000             859.69
DECATUR       GA 30032    2                  08/31/06           00
0470285834                05                 10/01/06           0.0000
0470285834                N                  09/01/36
0

10924051      E22/G02     F                  81,647.00          ZZ
                          360                81,647.00          1
                          7.5000             510.29             80
                          7.2500             510.29
HOUSTON       TX 77072    1                  08/31/06           00
0470304734                09                 10/01/06           0.0000
0470304734                O                  09/01/36
0

10924109      E22/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          7.8750             551.05             80
                          7.6250             551.05
YORK          PA 17404    1                  08/31/06           00
0470332107                07                 10/01/06           0.0000
0470332107                N                  09/01/36
0

10924129      E22/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          8.3750             668.86             80
                          8.1250             668.86
HOUSTON       TX 77084    2                  08/30/06           00
0470341199                03                 10/01/06           0.0000
0470341199                N                  09/01/36
0

10924189      E22/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          8.0000             645.71             80
                          7.7500             645.71
CROSBY        TX 77532    1                  08/31/06           00
0470366063                03                 10/01/06           0.0000
0470366063                O                  09/01/36
0

10924271      E22/G02     F                  75,920.00          ZZ
                          360                75,920.00          1
                          7.6250             537.36             80
                          7.3750             537.36
HOUSTON       TX 77041    1                  08/31/06           00
0470537192                03                 10/01/06           0.0000
0470537192                O                  09/01/36
0

10924327      E22/G02     F                  86,550.00          ZZ
                          360                86,550.00          1
                          8.1250             586.02             75
                          7.8750             586.02
LAND O LAKES  FL 34639    1                  08/30/06           00
0470526732                01                 10/01/06           0.0000
0470526732                N                  09/01/36
0

10924335      E22/G02     F                  54,000.00          ZZ
                          360                54,000.00          1
                          7.8750             391.54             90
                          7.6250             391.54
BELLWOOD      PA 16617    1                  08/31/06           04
0470497272                05                 10/01/06           25.0000
0470497272                O                  09/01/36
0

10924387      E22/G02     F                  45,375.00          ZZ
                          360                45,375.00          1
                          7.8750             329.00             75
                          7.6250             329.00
NORRISTOWN    PA 19401    1                  08/31/06           00
0470382003                07                 10/01/06           0.0000
0470382003                N                  09/01/36
0

10924415      E22/G02     F                  84,500.00          ZZ
                          360                84,500.00          1
                          6.8750             484.11             63
                          6.6250             484.11
CHICAGO       IL 60639    1                  08/31/06           00
0470393760                01                 10/01/06           0.0000
0470393760                O                  09/01/36
0

10924441      E22/G02     F                  53,600.00          ZZ
                          360                53,600.00          1
                          7.7500             384.00             80
                          7.5000             384.00
MARKS         MS 38646    1                  08/31/06           00
0470401340                05                 10/01/06           0.0000
0470401340                O                  09/01/36
0

10924457      E22/G02     F                  64,000.00          ZZ
                          360                64,000.00          2
                          7.7500             458.50             80
                          7.5000             458.50
BATON ROUGE   LA 70810    1                  08/30/06           00
0470478892                05                 10/01/06           0.0000
0470478892                N                  09/01/36
0

10924501      E22/G02     F                  61,200.00          ZZ
                          360                61,200.00          3
                          8.2500             459.78             90
                          8.0000             459.78
GLOVERSVILLE  NY 12078    1                  08/31/06           10
0429138563                05                 10/01/06           25.0000
0429138563                N                  09/01/36
0

10924503      E22/G02     F                  73,425.00          ZZ
                          360                73,425.00          1
                          7.7500             474.20             75
                          7.5000             474.20
CHARLESTON    SC 29414    1                  08/31/06           00
0429185465                01                 10/01/06           0.0000
0429185465                N                  09/01/36
0

10924587      E22/G02     F                  88,999.00          ZZ
                          360                88,999.00          2
                          7.7500             637.60             79
                          7.5000             637.60
AMHERST       NY 14228    1                  08/31/06           00
0470472192                05                 10/01/06           0.0000
0470472192                N                  09/01/36
0

10924689      E22/G02     F                  96,928.00          ZZ
                          360                96,928.00          1
                          8.1250             719.69             80
                          7.8750             719.69
HOUSTON       TX 77047    1                  08/31/06           00
0470423914                03                 10/01/06           0.0000
0470423914                N                  09/01/36
0

10924715      E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          7.5000             699.21             80
                          7.2500             699.21
SPOKANE       WA 99203    1                  08/24/06           00
0470404096                05                 10/01/06           0.0000
0470404096                O                  09/01/36
0

10924765      E22/G02     F                  52,000.00          ZZ
                          360                52,000.00          1
                          7.3750             359.15             80
                          7.1250             359.15
SAN ANTONIO   TX 78219    1                  08/31/06           00
0470033390                05                 10/01/06           0.0000
0470033390                O                  09/01/36
0

10925715      560/560     F                  284,000.00         ZZ
                          360                284,000.00         1
                          7.7500             1834.17            80
                          7.5000             1834.17
CENTENNIAL    CO 80112    1                  08/25/06           00
597438506                 03                 10/01/06           0.0000
597438506                 O                  09/01/36
0

10925743      560/560     F                  585,476.00         ZZ
                          360                585,476.00         2
                          7.0000             3895.19            67
                          6.7500             3895.19
DOWNEY        CA 90242    5                  08/10/06           00
596671503                 05                 10/01/06           0.0000
596671503                 N                  09/01/36
0

10925945      L21/G02     F                  444,500.00         ZZ
                          360                444,500.00         1
                          7.2500             2685.52            70
                          7.0000             2685.52
RIVERSIDE     CA 92503    1                  08/01/06           00
0441858818                03                 10/01/06           0.0000
52514082                  O                  09/01/36
0

10926149      U05/G02     F                  381,500.00         ZZ
                          360                381,500.00         1
                          7.5000             2384.38            70
                          7.2500             2384.38
CHANDLER      AZ 85226    2                  08/22/06           00
0441876703                03                 10/01/06           0.0000
3000998501                N                  09/01/36
0

10927333      313/G02     F                  95,550.00          ZZ
                          360                95,550.00          1
                          6.9990             635.64             40
                          6.7490             635.64
PALM BAY      FL 32907    1                  08/24/06           00
0441869021                05                 10/01/06           0.0000
11283371                  O                  09/01/36
0

10927347      U05/G02     F                  151,200.00         ZZ
                          360                151,200.00         1
                          6.8750             993.28             80
                          6.6250             993.28
SUWANEE       GA 30024    1                  08/22/06           00
0441876679                03                 10/01/06           0.0000
3000990483                N                  09/01/36
0

10928077      Z03/Z03     F                  100,000.00         T
                          360                100,000.00         1
                          6.8750             656.93             39
                          6.6250             656.93
THE VILLAGES  FL 32162    1                  08/25/06           00
068023834                 05                 10/01/06           0.0000
068023834                 O                  09/01/36
0

10928117      624/G02     F                  56,250.00          ZZ
                          360                56,214.13          1
                          8.2500             422.59             75
                          8.0000             422.59
BATTLE CREEK  MI 49017    5                  07/18/06           00
0441868577                05                 09/01/06           0.0000
1000110438                N                  08/01/36
0

10928133      624/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          7.7500             490.83             59
                          7.5000             490.83
FAYETTEVILLE  NC 28314    1                  07/17/06           00
0441868601                01                 09/01/06           0.0000
12544336                  N                  08/01/36
0

10928365      L21/G02     F                  376,550.00         ZZ
                          360                376,550.00         1
                          7.3750             2314.21            78
                          7.1250             2314.21
FORT MYERS    FL 33913    1                  08/18/06           00
0441856606                03                 10/01/06           0.0000
52516879                  O                  09/01/36
0

10928367      L49/G02     F                  309,850.00         ZZ
                          360                309,602.21         1
                          7.1250             2087.52            80
                          6.8750             2087.52
AVONDALE      AZ 85323    1                  07/12/06           00
0441925815                03                 09/01/06           0.0000
10034077                  O                  08/01/36
0

10928397      X47/G02     F                  103,600.00         ZZ
                          360                103,600.00         1
                          7.8750             751.17             80
                          7.6250             751.17
RICHMOND      TX 77469    2                  08/25/06           00
0441875572                03                 10/01/06           0.0000
90995451                  O                  09/01/36
0

10928401      L21/G02     F                  96,700.00          ZZ
                          360                96,700.00          1
                          7.5000             604.38             69
                          7.2500             604.38
PELHAM        AL 35124    2                  08/09/06           00
0441856481                03                 10/01/06           0.0000
52515057                  O                  09/01/36
0

10929027      E22/G02     F                  108,800.00         ZZ
                          360                108,800.00         1
                          7.5000             760.75             80
                          7.2500             760.75
ST. PETERS    MO 63376    2                  08/28/06           00
0470383878                05                 10/01/06           0.0000
0470383878                O                  09/01/36
0

10929035      E22/G02     F                  94,400.00          ZZ
                          360                94,400.00          2
                          8.3750             717.51             80
                          8.1250             717.51
TRENTON       NJ 08618    1                  09/01/06           00
0470393877                05                 10/01/06           0.0000
0470393877                N                  09/01/36
0

10929187      E22/G02     F                  75,200.00          ZZ
                          360                75,200.00          2
                          7.7500             538.74             80
                          7.5000             538.74
HAMTRAMCK     MI 48212    1                  09/01/06           00
0429858509                05                 10/01/06           0.0000
0429858509                O                  09/01/36
0

10929209      E22/G02     F                  75,000.00          TX
                          360                75,000.00          1
                          7.6250             530.85             45
                          7.3750             530.85
SOUTHLAKE     TX 76092    5                  08/28/06           00
0470222597                05                 10/01/06           0.0000
0470222597                O                  09/01/36
0

10929257      E22/G02     F                  68,000.00          ZZ
                          360                68,000.00          1
                          8.3750             516.85             80
                          8.1250             516.85
CHICAGO       IL 60621    1                  09/01/06           00
0470298738                05                 10/01/06           0.0000
0470298738                N                  09/01/36
0

10929453      E22/G02     F                  51,200.00          ZZ
                          360                51,200.00          1
                          8.1250             346.67             80
                          7.8750             346.67
NEW WHITELAND IN 46184    1                  09/01/06           00
0470615949                05                 10/01/06           0.0000
0470615949                N                  09/01/36
0

10929463      E22/G02     F                  98,400.00          ZZ
                          360                98,400.00          1
                          7.5000             688.03             80
                          7.2500             688.03
ATHENS        TX 75752    1                  08/31/06           00
0470665019                05                 10/01/06           0.0000
0470665019                O                  09/01/36
0

10929545      E22/G02     F                  64,400.00          ZZ
                          360                64,400.00          1
                          8.3750             449.46             79
                          8.1250             449.46
BATON ROUGE   LA 70816    1                  09/01/06           00
0429664634                05                 10/01/06           0.0000
0429664634                N                  09/01/36
0

10930751      X89/G02     F                  191,200.00         ZZ
                          360                191,200.00         1
                          7.1250             1288.15            80
                          6.8750             1288.15
HAMILTON      NJ 08610    5                  08/25/06           00
0441876638                05                 10/01/06           0.0000
3067994                   O                  09/01/36
0

10930753      313/G02     F                  114,800.00         ZZ
                          360                114,800.00         1
                          7.3750             705.55             80
                          7.1250             705.55
RICHLAND      MI 49083    1                  08/24/06           00
0441874344                05                 10/01/06           0.0000
11275393                  N                  09/01/36
0

10931117      X47/G02     F                  89,600.00          ZZ
                          360                89,600.00          1
                          8.0000             657.45             80
                          7.7500             657.45
HOLLAND       MI 49423    1                  08/25/06           00
0441914355                05                 10/01/06           0.0000
91019483                  N                  09/01/36
0

10931199      U87/G02     F                  608,000.00         ZZ
                          360                608,000.00         1
                          6.8750             3994.13            80
                          6.6250             3994.13
WALNUT        CA 91789    5                  08/30/06           00
0441907946                05                 10/01/06           0.0000
3C96                      O                  09/01/36
0

10931267      313/G02     F                  240,000.00         ZZ
                          360                240,000.00         1
                          6.9990             1399.81            80
                          6.7490             1399.81
FT COLLINS    CO 80526    1                  08/28/06           00
0441874310                05                 10/01/06           0.0000
11277043                  O                  09/01/36
0

10931503      253/253     F                  120,175.00         ZZ
                          360                120,175.00         1
                          7.7500             860.95             95
                          7.5000             860.95
CASPER        WY 82604    1                  08/25/06           48
670814                    05                 10/01/06           35.0000
670814                    O                  09/01/36
0

10931845      E22/G02     F                  78,720.00          ZZ
                          360                78,720.00          2
                          7.7500             563.96             80
                          7.5000             563.96
SYRACUSE      NY 13207    1                  09/05/06           00
0470104589                05                 10/01/06           0.0000
0470104589                N                  09/01/36
0

10931849      E22/G02     F                  368,000.00         ZZ
                          360                368,000.00         1
                          7.3750             2261.67            80
                          7.1250             2261.67
RIVERSIDE     CA 92505    5                  08/28/06           00
0470120080                05                 10/01/06           0.0000
0470120080                O                  09/01/36
0

10931879      E22/G02     F                  85,000.00          ZZ
                          360                85,000.00          1
                          6.8750             558.39             59
                          6.6250             558.39
LANDERS       CA 92285    5                  08/23/06           00
0470174640                05                 10/01/06           0.0000
0470174640                N                  09/01/36
0

10932125      E22/G02     F                  188,800.00         ZZ
                          360                188,800.00         1
                          8.0000             1385.35            80
                          7.7500             1385.35
CHARLOTTE     NC 28262    5                  08/30/06           00
0470418252                03                 10/01/06           0.0000
0470418252                O                  09/01/36
0

10932131      E22/G02     F                  330,000.00         ZZ
                          360                330,000.00         1
                          6.3750             2058.77            55
                          6.1250             2058.77
BAKERSFIELD   CA 93306    5                  08/24/06           00
0470422395                03                 10/01/06           0.0000
0470422395                O                  09/01/36
0

10932155      E22/G02     F                  650,000.00         ZZ
                          360                650,000.00         2
                          6.8750             3723.96            65
                          6.6250             3723.96
SANTA BARBARA CA 93105    2                  08/28/06           00
0470439977                05                 10/01/06           0.0000
0470439977                N                  09/01/36
0

10932189      E22/G02     F                  67,416.00          ZZ
                          360                67,416.00          1
                          8.3750             512.41             80
                          8.1250             512.41
PFLUGERVILLE  TX 78660    1                  08/31/06           00
0470461161                03                 10/01/06           0.0000
0470461161                N                  09/01/36
0

10932719      L21/G02     F                  85,000.00          ZZ
                          360                85,000.00          1
                          8.0000             566.67             74
                          7.7500             566.67
KNIGHTDALE    NC 27545    1                  08/11/06           00
0441915428                03                 10/01/06           0.0000
52516298                  O                  09/01/36
0

10932727      W68/G02     F                  87,062.00          ZZ
                          360                87,062.00          1
                          7.6250             616.22             70
                          7.3750             616.22
LUBBOCK       TX 79416    1                  08/22/06           00
0441905767                05                 10/01/06           0.0000
6064211                   N                  09/01/36
0

10932763      W68/G02     F                  82,400.00          ZZ
                          360                82,400.00          1
                          7.5000             576.15             80
                          7.2500             576.15
ARLINGTON     TX 76001    2                  08/14/06           00
0441905361                05                 10/01/06           0.0000
6075357                   O                  09/01/36
0

10932765      W68/G02     F                  125,000.00         ZZ
                          360                125,000.00         1
                          6.8750             716.15             29
                          6.6250             716.15
RANCHO SANTA MCA 92688    5                  08/10/06           00
0441902970                01                 10/01/06           0.0000
6075390                   O                  09/01/36
0

10932811      W68/G02     F                  78,400.00          T
                          360                78,400.00          1
                          7.3750             541.49             80
                          7.1250             541.49
PENSACOLA     FL 32514    1                  08/21/06           00
0441907656                01                 10/01/06           0.0000
6082891                   O                  09/01/36
0

10932813      W68/G02     F                  100,800.00         ZZ
                          360                100,800.00         1
                          7.5000             704.81             80
                          7.2500             704.81
SAN ANTONIO   TX 78254    1                  08/18/06           00
0441904125                03                 10/01/06           0.0000
6083154                   O                  09/01/36
0

10932911      L21/G02     F                  75,000.00          T
                          360                75,000.00          1
                          7.6250             476.56             50
                          7.3750             476.56
CONYERS       GA 30012    1                  08/14/06           00
0441915238                03                 10/01/06           0.0000
52515783                  O                  09/01/36
0

10932953      L21/G02     F                  120,750.00         ZZ
                          360                120,750.00         1
                          6.8750             691.80             75
                          6.6250             691.80
ACWORTH       GA 30102    1                  08/25/06           00
0441912078                05                 10/01/06           0.0000
52516194                  O                  09/01/36
0

10932977      L21/G02     F                  89,250.00          ZZ
                          360                89,250.00          1
                          7.8750             647.13             75
                          7.6250             647.13
NORRISTOWN    PA 19401    5                  08/21/06           00
0441906658                07                 10/01/06           0.0000
52510183                  N                  09/01/36
0

10932993      L21/G02     F                  129,000.00         ZZ
                          360                129,000.00         1
                          6.8750             739.06             75
                          6.6250             739.06
DECATUR       GA 30030    1                  08/25/06           00
0441914025                05                 10/01/06           0.0000
52515759                  O                  09/01/36
0

10933509      L21/G02     F                  425,000.00         ZZ
                          360                425,000.00         1
                          7.2500             2899.25            51
                          7.0000             2899.25
SCITUATE      MA 02066    5                  08/18/06           00
0441906534                05                 10/01/06           0.0000
52515107                  O                  09/01/36
0

10933553      L21/G02     F                  207,000.00         ZZ
                          360                207,000.00         1
                          6.8750             1359.85            38
                          6.6250             1359.85
FRAMINGHAM    MA 01701    5                  08/09/06           00
0441905882                05                 10/01/06           0.0000
52514172                  O                  09/01/36
0

10933589      L21/G02     F                  104,550.00         ZZ
                          360                104,550.00         1
                          6.7500             588.09             85
                          6.5000             588.09
GRIFFIN       GA 30223    1                  08/28/06           14
0441912680                05                 10/01/06           12.0000
52517814                  O                  09/01/36
0

10933677      L21/G02     F                  121,500.00         ZZ
                          360                121,500.00         1
                          7.6250             859.97             64
                          7.3750             859.97
LAWRENCEVILLE GA 30043    2                  08/16/06           00
0441915329                03                 10/01/06           0.0000
52516439                  O                  09/01/36
0

10933793      X47/G02     F                  124,000.00         ZZ
                          360                124,000.00         1
                          8.2500             931.57             80
                          8.0000             931.57
BUDA          TX 78610    1                  08/30/06           00
0441929981                03                 10/01/06           0.0000
K19591                    O                  09/01/36
0

10933857      313/G02     F                  93,520.00          ZZ
                          360                93,520.00          1
                          8.2500             702.59             80
                          8.0000             702.59
SOUTH BELOIT  IL 61080    1                  08/25/06           00
0441912482                05                 10/01/06           0.0000
11241874                  N                  09/01/36
0

10933879      356/G02     F                  570,500.00         ZZ
                          360                570,500.00         1
                          7.3750             3506.20            70
                          7.1250             3506.20
GALT          CA 95632    5                  08/23/06           00
0441924495                05                 10/01/06           0.0000
12610980                  O                  09/01/36
0

10934479      N74/G02     F                  108,000.00         ZZ
                          360                108,000.00         1
                          7.8750             783.07             80
                          7.6250             783.07
WINSTON SALEM NC 27107    2                  08/18/06           00
0441908605                05                 10/01/06           0.0000
0038051011                O                  09/01/36
0

10934491      L21/G02     F                  515,000.00         ZZ
                          360                515,000.00         1
                          6.7500             3340.29            80
                          6.5000             3340.29
YARDLEY       PA 19067    2                  08/21/06           00
0441906880                05                 10/01/06           0.0000
52517182                  O                  09/01/36
0

10934521      Z73/Z73     F                  600,000.00         ZZ
                          360                600,000.00         1
                          6.8750             3941.57            56
                          6.6250             3941.57
NORTHRIDGE    CA 91326    5                  08/24/06           00
10000009137               05                 10/01/06           0.0000
10000009137               O                  09/01/36
0

10934537      L21/G02     F                  75,000.00          ZZ
                          360                75,000.00          1
                          7.5000             524.42             46
                          7.2500             524.42
BALTIMORE     MD 21211    5                  08/22/06           00
0441911575                07                 10/01/06           0.0000
52516869                  O                  09/01/36
0

10934545      L21/G02     F                  274,500.00         ZZ
                          360                274,500.00         1
                          6.8750             1803.27            90
                          6.6250             1803.27
TOMS RIVER    NJ 08753    5                  08/18/06           19
0441911336                05                 10/01/06           25.0000
52516541                  O                  09/01/36
0

10934561      L21/G02     F                  446,800.00         ZZ
                          360                446,800.00         1
                          6.5000             2824.08            80
                          6.2500             2824.08
HAVERTOWN     PA 19083    1                  08/29/06           00
0441911096                05                 10/01/06           0.0000
52516479                  O                  09/01/36
0

10934631      L21/G02     F                  332,500.00         ZZ
                          360                332,500.00         1
                          6.8750             1904.95            79
                          6.6250             1904.95
TWP OF HAZLET NJ 07730    2                  08/22/06           00
0441908019                05                 10/01/06           0.0000
52514649                  O                  09/01/36
0

10934839      E22/G02     F                  104,800.00         ZZ
                          360                104,800.00         1
                          7.5000             732.78             80
                          7.2500             732.78
HOUSTON       TX 77079    1                  08/30/06           00
0470403692                09                 10/01/06           0.0000
0470403692                O                  09/01/36
0

10935017      E22/G02     F                  92,800.00          ZZ
                          360                92,800.00          1
                          7.7500             599.33             80
                          7.5000             599.33
TOLEDO        OH 43613    1                  09/06/06           00
0470562869                05                 10/01/06           0.0000
0470562869                O                  09/01/36
0

10936239      313/G02     F                  78,000.00          ZZ
                          360                78,000.00          1
                          7.1250             525.51             65
                          6.8750             525.51
FRAMINGHAM    MA 01702    1                  08/30/06           00
0441911104                01                 10/01/06           0.0000
11280260                  N                  09/01/36
0

10936271      313/G02     F                  76,000.00          ZZ
                          360                76,000.00          2
                          8.1250             564.30             80
                          7.8750             564.30
ROCKFORD      IL 61103    1                  08/25/06           00
0441912367                05                 10/01/06           0.0000
11280815                  N                  09/01/36
0

10936289      AC4/G02     F                  86,400.00          ZZ
                          360                86,400.00          1
                          7.6250             611.54             80
                          7.3750             611.54
TUCKER        GA 30084    5                  08/31/06           00
0441914637                09                 10/01/06           0.0000
0100003919                N                  09/01/36
0

10939051      U80/G02     F                  138,500.00         ZZ
                          360                138,500.00         1
                          7.1250             933.10             92
                          6.8750             933.10
CHESTERFIELD  SC 29709    2                  08/25/06           04
0441954229                05                 10/01/06           30.0000
30022766                  O                  09/01/36
0

10939053      758/G02     F                  91,200.00          ZZ
                          360                91,200.00          2
                          7.8750             598.50             80
                          7.6250             598.50
CUMBERLAND    MD 21502    1                  08/17/06           00
0441964962                05                 10/01/06           0.0000
5430001888                N                  09/01/36
0

10939083      U85/G02     F                  106,000.00         ZZ
                          360                106,000.00         1
                          8.0000             777.79             82
                          7.7500             777.79
RACINE        WI 53404    1                  08/31/06           48
0441915923                05                 10/01/06           35.0000
12650916                  O                  09/01/36
0

10939093      U85/G02     F                  93,500.00          ZZ
                          360                93,500.00          1
                          7.7500             669.85             53
                          7.5000             669.85
MAYFOOD       IL 60153    1                  08/30/06           00
0441913696                05                 10/01/06           0.0000
12633419                  O                  09/01/36
0

10939103      M37/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          7.7500             723.33             70
                          7.5000             723.33
TUCSON        AZ 85706    2                  08/25/06           00
0441916640                03                 10/01/06           0.0000
0000639747                O                  09/01/36
0

10942281      225/G02     F                  187,340.00         ZZ
                          360                187,340.00         1
                          6.5000             1184.12            41
                          6.2500             1184.12
WAXHAW        NC 28173    1                  08/11/06           00
0441936804                03                 10/01/06           0.0000
007848482                 O                  09/01/36
0

10942285      225/G02     F                  73,000.00          ZZ
                          360                73,000.00          1
                          7.6250             516.69             79
                          7.3750             516.69
ARLINGTON     TX 76002    1                  08/08/06           00
0441935814                05                 10/01/06           0.0000
007848506                 N                  09/01/36
0

10942299      225/G02     F                  90,000.00          ZZ
                          360                90,000.00          1
                          7.3750             621.61             75
                          7.1250             621.61
HAMPTON       VA 23669    5                  08/24/06           00
0441954146                09                 10/01/06           0.0000
007848743                 N                  09/01/36
0

10942303      225/G02     F                  60,000.00          ZZ
                          360                60,000.00          1
                          6.8750             343.75             27
                          6.6250             343.75
MIAMI         FL 33179    5                  08/15/06           00
0441954054                01                 10/01/06           0.0000
007848815                 O                  09/01/36
0

10942319      225/G02     F                  417,000.00         ZZ
                          360                417,000.00         1
                          6.6250             2670.10            76
                          6.3750             2670.10
RICHMOND      VA 23226    1                  08/15/06           00
0441945003                05                 10/01/06           0.0000
007849002                 O                  09/01/36
0

10942327      225/G02     F                  83,900.00          T
                          360                83,900.00          1
                          6.7500             544.18             70
                          6.5000             544.18
PLANO         TX 75074    1                  08/23/06           00
0441954062                05                 10/01/06           0.0000
007849035                 O                  09/01/36
0

10942331      225/G02     F                  109,750.00         ZZ
                          360                109,750.00         1
                          6.7500             711.84             38
                          6.5000             711.84
TROUP         TX 75789    2                  08/25/06           00
0441954138                03                 10/01/06           0.0000
007849174                 O                  09/01/36
0

10942333      225/G02     F                  175,750.00         ZZ
                          360                175,750.00         1
                          6.8750             1154.56            95
                          6.6250             1154.56
NEWPORT NEWS  VA 23601    5                  08/18/06           04
0441939865                05                 10/01/06           30.0000
007849197                 O                  09/01/36
0

10942353      225/G02     F                  429,000.00         ZZ
                          360                429,000.00         1
                          6.8750             2457.82            57
                          6.6250             2457.82
CEDAR HILL    TX 75104    2                  07/31/06           00
0441928405                03                 09/01/06           0.0000
007572717                 O                  08/01/36
0

10942363      225/G02     F                  156,800.00         ZZ
                          360                156,648.26         1
                          6.8750             1030.07            80
                          6.6250             1030.07
DEARBORN HEIGHMI 48127    2                  07/26/06           00
0441930393                05                 09/01/06           0.0000
007572799                 O                  08/01/36
0

10942377      225/G02     F                  92,000.00          T
                          360                91,875.02          1
                          7.5000             643.28             80
                          7.2500             643.28
PROVO         UT 84606    1                  08/01/06           00
0441928371                01                 09/01/06           0.0000
007572883                 O                  08/01/36
0

10942385      225/G02     F                  246,320.00         T
                          360                246,320.00         1
                          6.6250             1577.22            80
                          6.3750             1577.22
SHASTA LAKE   CA 96019    1                  08/10/06           00
0441944246                05                 10/01/06           0.0000
007572941                 O                  09/01/36
0

10942387      225/G02     F                  70,400.00          ZZ
                          360                70,400.00          1
                          7.1250             474.30             80
                          6.8750             474.30
BLANDING      UT 84511    1                  08/08/06           00
0441937489                05                 10/01/06           0.0000
007572947                 O                  09/01/36
0

10942393      225/G02     F                  259,500.00         ZZ
                          360                259,500.00         1
                          6.6250             1661.61            38
                          6.3750             1661.61
SAN DIEGO     CA 92109    5                  08/10/06           00
0441933728                05                 10/01/06           0.0000
007573016                 O                  09/01/36
0

10942401      225/G02     F                  70,500.00          ZZ
                          360                70,500.00          1
                          7.8750             511.18             75
                          7.6250             511.18
LOUISVILLE    KY 40211    5                  08/15/06           00
0441927530                05                 10/01/06           0.0000
007573051                 N                  09/01/36
0

10942417      225/G02     F                  100,000.00         ZZ
                          360                99,915.99          1
                          6.8750             656.93             11
                          6.6250             656.93
RANCHO PALOS VCA 90275    5                  07/26/06           00
0441929007                05                 09/01/06           0.0000
007839222                 O                  08/01/36
0

10942425      225/G02     F                  480,000.00         ZZ
                          360                479,000.00         1
                          7.1250             2850.00            77
                          6.8750             2850.00
BELMONT       MA 02478    1                  07/28/06           00
0441930955                05                 09/01/06           0.0000
007841648                 O                  08/01/36
0

10942443      225/G02     F                  160,000.00         T
                          360                159,861.75         1
                          6.7500             1037.76            42
                          6.5000             1037.76
CORAL SPRINGS FL 33076    5                  07/25/06           00
0441945094                03                 09/01/06           0.0000
007842699                 O                  08/01/36
0

10942445      225/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          7.0000             886.67             80
                          6.7500             886.67
FREEHOLD      NJ 07728    1                  05/30/06           00
0441926938                05                 07/01/06           0.0000
007842947                 N                  06/01/36
0

10942453      225/G02     F                  264,500.00         T
                          360                264,466.47         1
                          6.6250             1460.26            50
                          6.3750             1460.26
SAN FERNANDO  CA 91340    5                  07/21/06           00
0441934577                05                 09/01/06           0.0000
007843270                 O                  08/01/36
0

10942457      225/G02     F                  90,000.00          T
                          360                89,924.39          1
                          6.8750             591.24             30
                          6.6250             591.24
ROHNERT PARK  CA 94928    5                  07/12/06           00
0441928710                01                 09/01/06           0.0000
007843404                 O                  08/01/36
0

10942471      225/G02     F                  130,000.00         ZZ
                          360                130,000.00         1
                          7.0000             864.90             60
                          6.7500             864.90
VENICE        FL 34293    1                  08/08/06           00
0441943545                05                 10/01/06           0.0000
007843834                 O                  09/01/36
0

10942485      225/G02     F                  70,000.00          T
                          360                69,939.73          1
                          6.7500             454.02             45
                          6.5000             454.02
WALTON        NY 13856    5                  07/10/06           00
0441923927                05                 09/01/06           0.0000
007844395                 O                  08/01/36
0

10942521      225/G02     F                  138,000.00         T
                          360                138,000.00         1
                          6.7500             776.25             31
                          6.5000             776.25
SAN DIEGO     CA 92104    1                  07/20/06           00
0441938420                01                 09/01/06           0.0000
007845085                 O                  08/01/36
0

10942533      225/G02     F                  84,000.00          T
                          360                83,940.71          1
                          7.7500             601.79             74
                          7.5000             601.79
CHARLOTTE     NC 28214    5                  07/31/06           00
0441933264                05                 09/01/06           0.0000
007845401                 O                  08/01/36
0

10942539      225/G02     F                  84,750.00          T
                          360                84,693.13          1
                          8.0000             621.87             75
                          7.7500             621.87
RICHMOND      VA 23222    2                  07/25/06           00
0441944774                05                 09/01/06           0.0000
007845548                 O                  08/01/36
0

10942541      225/G02     F                  46,800.00          ZZ
                          360                46,800.00          1
                          7.8750             339.34             80
                          7.6250             339.34
PLANO         TX 75074    1                  08/11/06           00
0441940467                01                 10/01/06           0.0000
007845564                 O                  09/01/36
0

10942545      225/G02     F                  479,000.00         ZZ
                          360                478,626.34         1
                          7.2500             3267.62            79
                          7.0000             3267.62
ORLANDO       FL 32837    5                  07/28/06           00
0441937968                03                 09/01/06           0.0000
007845587                 O                  08/01/36
0

10942571      225/G02     F                  448,000.00         ZZ
                          360                447,659.11         1
                          7.3750             3094.22            80
                          7.1250             3094.22
HOLLISTER     CA 95023    5                  07/07/06           00
0441935640                05                 09/01/06           0.0000
007845819                 O                  08/01/36
0

10942583      225/G02     F                  750,000.00         T
                          360                749,414.92         1
                          7.2500             5116.33            55
                          7.0000             5116.33
EAST HAMPTON  NY 11937    5                  08/01/06           00
0441940095                05                 09/01/06           0.0000
007845892                 O                  08/01/36
0

10942591      225/G02     F                  565,000.00         ZZ
                          360                565,000.00         1
                          7.3750             3902.32            80
                          7.1250             3902.32
LOS ANGELES   CA 90045    5                  08/01/06           00
0441935699                05                 10/01/06           0.0000
007845927                 N                  09/01/36
0

10942595      225/G02     F                  350,000.00         ZZ
                          360                349,691.20         1
                          6.6250             2241.09            60
                          6.3750             2241.09
FRANKLIN      TN 37069    1                  07/27/06           00
0441940053                03                 09/01/06           0.0000
007845967                 O                  08/01/36
0

10942617      225/G02     F                  70,040.00          ZZ
                          360                69,990.56          1
                          7.7500             501.78             80
                          7.5000             501.78
TERRELL       TX 75160    1                  07/19/06           00
0441936820                05                 09/01/06           0.0000
007846150                 O                  08/01/36
0

10942627      225/G02     F                  91,500.00          T
                          360                91,500.00          1
                          7.6250             581.41             75
                          7.3750             581.41
DAYTONA BEACH FL 32114    5                  07/28/06           00
0441939766                05                 09/01/06           0.0000
007846241                 O                  08/01/36
0

10942651      225/G02     F                  192,500.00         ZZ
                          360                192,349.83         1
                          7.2500             1313.19            70
                          7.0000             1313.19
SACRAMENTO    CA 95838    5                  07/17/06           00
0441927951                05                 09/01/06           0.0000
007846356                 N                  08/01/36
0

10942691      225/G02     F                  120,000.00         ZZ
                          360                119,887.56         1
                          6.8750             788.32             22
                          6.6250             788.32
SAN DIEGO     CA 92111    5                  07/21/06           00
0441939881                05                 09/01/06           0.0000
007846528                 O                  08/01/36
0

10942695      225/G02     F                  441,700.00         ZZ
                          360                441,700.00         1
                          7.2500             2668.60            70
                          7.0000             2668.60
LAKEWOOD      NJ 08701    1                  08/23/06           00
0441933918                05                 10/01/06           0.0000
007846533                 O                  09/01/36
0

10942709      225/G02     F                  500,000.00         ZZ
                          360                499,619.54         1
                          7.3750             3453.38            55
                          7.1250             3453.38
LONG BEACH    CA 90803    5                  07/20/06           00
0441944808                05                 09/01/06           0.0000
007846602                 O                  08/01/36
0

10942711      225/G02     F                  168,600.00         ZZ
                          360                168,600.00         1
                          7.2500             1018.62            63
                          7.0000             1018.62
RICHMOND      VA 23223    5                  08/01/06           00
0441928215                05                 09/01/06           0.0000
007846603                 N                  08/01/36
0

10942717      225/G02     F                  424,000.00         T
                          360                424,000.00         1
                          7.7500             3037.59            80
                          7.5000             3037.59
CARSON        CA 90745    5                  08/02/06           00
0441928538                05                 10/01/06           0.0000
007846619                 O                  09/01/36
0

10942719      225/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.7500             648.60             37
                          6.5000             648.60
NORTON        MA 02766    5                  08/10/06           00
0441927456                05                 10/01/06           0.0000
007846628                 O                  09/01/36
0

10942743      225/G02     F                  78,500.00          ZZ
                          360                78,500.00          1
                          7.8750             569.18             72
                          7.6250             569.18
SAINT LOUIS   MO 63123    5                  08/14/06           00
0441942943                05                 10/01/06           0.0000
007846735                 N                  09/01/36
0

10942757      225/G02     F                  456,000.00         ZZ
                          360                456,000.00         1
                          7.8750             2992.50            80
                          7.6250             2992.50
CARSON        CA 90745    5                  07/31/06           00
0441951514                05                 09/01/06           0.0000
007846885                 O                  08/01/36
0

10942765      225/G02     F                  128,000.00         ZZ
                          360                128,000.00         1
                          7.0000             851.59             80
                          6.7500             851.59
RENTON        WA 98056    1                  08/02/06           00
0441934973                01                 10/01/06           0.0000
007846939                 N                  09/01/36
0

10942781      225/G02     F                  152,000.00         ZZ
                          360                152,000.00         1
                          7.1250             902.50             59
                          6.8750             902.50
GLENDALE      AZ 85306    5                  08/07/06           00
0441927241                05                 10/01/06           0.0000
007847022                 N                  09/01/36
0

10942799      225/G02     F                  55,000.00          T
                          360                54,959.18          1
                          7.5000             384.57             50
                          7.2500             384.57
TAMPA         FL 33603    5                  08/04/06           00
0441932431                05                 09/01/06           0.0000
007847170                 O                  08/01/36
0

10942801      225/G02     F                  110,000.00         ZZ
                          360                104,848.40         1
                          7.0000             731.83             63
                          6.7500             731.83
LINCOLN       NE 68507    5                  08/04/06           00
0441936606                05                 10/01/06           0.0000
007847195                 O                  09/01/36
0

10942809      225/G02     F                  301,600.00         ZZ
                          360                301,340.32         1
                          6.7500             1956.18            95
                          6.5000             1956.18
PENSACOLA     FL 32514    1                  07/28/06           10
0441939063                03                 09/01/06           30.0000
007847280                 O                  08/01/36
0

10942841      225/G02     F                  80,000.00          T
                          360                78,010.98          3
                          6.6250             512.25             18
                          6.3750             512.25
DESERT HOT SPRCA 92240    5                  08/01/06           00
0441928256                05                 10/01/06           0.0000
007847561                 O                  09/01/36
0

10942851      225/G02     F                  185,500.00         T
                          360                185,500.00         1
                          7.1250             1101.41            70
                          6.8750             1101.41
SUN CITY WEST AZ 85375    5                  08/03/06           00
0441944253                05                 10/01/06           0.0000
007847694                 N                  09/01/36
0

10942859      225/G02     F                  342,000.00         ZZ
                          360                342,000.00         1
                          6.5000             1852.50            59
                          6.2500             1852.50
WHITTIER      CA 90603    1                  08/10/06           00
0441951589                05                 10/01/06           0.0000
007847719                 O                  09/01/36
0

10942861      225/G02     F                  97,360.00          T
                          360                97,291.28          1
                          7.7500             697.50             95
                          7.5000             697.50
SAN MARCOS    TX 78666    1                  07/31/06           12
0441925583                05                 09/01/06           30.0000
007847768                 O                  08/01/36
0

10942865      225/G02     F                  89,500.00          ZZ
                          360                89,500.00          1
                          7.7500             578.02             79
                          7.5000             578.02
CHICAGO HEIGHTIL 60411    2                  07/31/06           00
0441938826                05                 10/01/06           0.0000
007847781                 O                  09/01/36
0

10942889      225/G02     F                  494,000.00         T
                          360                494,000.00         1
                          7.1250             3328.17            60
                          6.8750             3328.17
STAMFORD      CT 06902    5                  08/25/06           00
0441943578                05                 10/01/06           0.0000
007848077                 O                  09/01/36
0

10942897      225/G02     F                  136,199.00         T
                          360                136,199.00         1
                          7.6250             964.01             80
                          7.3750             964.01
MADISON       AL 35756    1                  08/18/06           00
0441935806                05                 10/01/06           0.0000
007848153                 O                  09/01/36
0

10942899      225/G02     F                  149,000.00         ZZ
                          360                149,000.00         1
                          6.8750             978.82             37
                          6.6250             978.82
MATTITUCK     NY 11952    5                  08/03/06           00
0441944337                05                 10/01/06           0.0000
007848173                 O                  09/01/36
0

10942903      225/G02     F                  690,000.00         ZZ
                          360                690,000.00         1
                          6.7500             4475.33            70
                          6.5000             4475.33
SAN JOSE      CA 95128    5                  08/09/06           00
0441965910                05                 10/01/06           0.0000
007848224                 O                  09/01/36
0

10942907      225/G02     F                  200,800.00         ZZ
                          360                200,800.00         1
                          6.8750             1150.42            80
                          6.6250             1150.42
CRANSTON      RI 02920    1                  08/17/06           00
0441941119                05                 10/01/06           0.0000
007848270                 O                  09/01/36
0

10942915      225/G02     F                  258,000.00         ZZ
                          360                258,000.00         1
                          6.3750             1609.59            55
                          6.1250             1609.59
TALLAHASSEE   FL 32312    5                  08/07/06           00
0441938750                05                 10/01/06           0.0000
007848330                 O                  09/01/36
0

10942917      225/G02     F                  120,000.00         ZZ
                          360                120,000.00         1
                          6.7500             778.32             78
                          6.5000             778.32
JACKSONVILLE  FL 91910    1                  08/25/06           00
0441942703                05                 10/01/06           0.0000
007848335                 O                  09/01/36
0

10942923      225/G02     F                  591,700.00         ZZ
                          360                591,700.00         2
                          6.7500             3837.76            60
                          6.5000             3837.76
SIERRA MADRE  CA 91024    2                  08/11/06           00
0441942034                05                 10/01/06           0.0000
007848403                 O                  09/01/36
0

10943979      X83/G02     F                  87,900.00          ZZ
                          360                87,900.00          1
                          7.6250             622.15             78
                          7.3750             622.15
DES MOINES    IA 50316    1                  08/28/06           00
0441941929                05                 10/01/06           0.0000
8209999                   N                  09/01/36
0

10944147      313/G02     F                  83,000.00          ZZ
                          360                83,000.00          1
                          7.9990             608.97             80
                          7.7490             608.97
BURLINGTON    KY 41005    1                  08/29/06           00
0441929940                01                 10/01/06           0.0000
11295193                  O                  09/01/36
0

10944611      U05/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          6.8750             525.54             31
                          6.6250             525.54
COCKEYSVILLE  MD 21030    1                  08/30/06           00
0441933348                09                 10/01/06           0.0000
3001006641                O                  09/01/36
0

10944767      W05/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.7500             472.50             58
                          6.5000             472.50
TAMPA         FL 33618    2                  08/30/06           00
0441953569                09                 10/01/06           0.0000
0006080803                N                  09/01/36
0

10944919      Z44/G02     F                  77,000.00          ZZ
                          360                77,000.00          1
                          7.2500             525.28             46
                          7.0000             525.28
SHERWOOD      OR 97140    1                  08/01/06           00
0441952371                05                 10/01/06           0.0000
4023493                   N                  09/01/36
0

10944975      144/144     F                  227,500.00         T
                          360                227,500.00         1
                          6.8750             1494.51            65
                          6.6250             1494.51
T/GREENVILLE  NY 12083    5                  08/25/06           00
8/25/06                   05                 10/01/06           0.0000
8/25/06                   O                  09/01/36
0

10946077      H49/G02     F                  115,900.00         ZZ
                          360                115,900.00         1
                          8.2500             796.81             80
                          8.0000             796.81
FLORISSANT    MO 63033    1                  08/24/06           00
0441940186                03                 10/01/06           0.0000
760718                    N                  09/01/36
0

10950079      U05/G02     F                  118,000.00         ZZ
                          360                118,000.00         1
                          7.6250             749.79             80
                          7.3750             749.79
RUPERT        ID 83350    1                  08/29/06           00
0441935145                05                 10/01/06           0.0000
3001005749                O                  09/01/36
0

10951513      253/253     F                  243,500.00         ZZ
                          360                243,500.00         1
                          7.6250             1723.48            90
                          7.3750             1723.48
OKLAHOMA CITY OK 73134    5                  08/23/06           11
671610                    05                 10/01/06           30.0000
671610                    O                  09/01/36
0

10951557      253/253     F                  139,200.00         ZZ
                          360                139,200.00         1
                          7.0000             926.11             80
                          6.7500             926.11
DUNCANVILLE   TX 75137    1                  08/28/06           00
673800                    05                 10/01/06           0.0000
673800                    O                  09/01/36
0

10953143      253/253     F                  217,000.00         ZZ
                          360                217,000.00         1
                          7.6250             1378.86            70
                          7.3750             1378.86
OAK LAWN      IL 60453    5                  08/29/06           00
673254                    05                 10/01/06           0.0000
673254                    O                  09/01/36
0

10953839      U05/G02     F                  82,400.00          ZZ
                          360                82,400.00          1
                          7.8750             597.46             80
                          7.6250             597.46
AUSTIN        TX 78759    1                  08/25/06           00
0441934999                01                 10/01/06           0.0000
3001001337                N                  09/01/36
0

10953863      Z03/Z03     F                  60,000.00          ZZ
                          360                60,000.00          1
                          6.6250             384.19             44
                          6.3750             384.19
THE VILLAGES  FL 32162    1                  08/29/06           00
068024074                 05                 10/01/06           0.0000
068024074                 O                  09/01/36
0

10954039      U85/G02     F                  115,200.00         ZZ
                          360                115,200.00         1
                          7.5000             805.50             90
                          7.2500             805.50
MOBILE        AL 36608    1                  08/22/06           48
0441934262                05                 10/01/06           25.0000
0506010267                O                  09/01/36
0

10954311      313/G02     F                  111,240.00         ZZ
                          360                111,240.00         1
                          7.3750             768.31             80
                          7.1250             768.31
FORNEY        TX 75126    1                  08/18/06           00
0441937752                03                 10/01/06           0.0000
11192861                  N                  09/01/36
0

10954327      Z03/Z03     F                  75,000.00          ZZ
                          360                75,000.00          1
                          7.5000             524.41             37
                          7.2500             524.41
THE VILLAGES  FL 32162    1                  08/29/06           00
068024127                 05                 10/01/06           0.0000
068024127                 O                  09/01/36
0

10956433      U05/G02     F                  82,400.00          ZZ
                          360                82,400.00          1
                          7.8750             597.46             80
                          7.6250             597.46
AUSTIN        TX 78759    1                  08/24/06           00
0441954963                01                 10/01/06           0.0000
3001001332                N                  09/01/36
0

10956455      313/G02     F                  188,000.00         ZZ
                          360                188,000.00         1
                          6.8750             1235.03            80
                          6.6250             1235.03
WETUMPKA      AL 36093    1                  08/31/06           00
0441951704                05                 10/01/06           0.0000
12684173                  O                  09/01/36
0

10956563      X47/G02     F                  115,150.00         ZZ
                          360                115,150.00         1
                          7.1250             683.70             80
                          6.8750             683.70
RED OAK       TX 75154    1                  09/07/06           00
0441939451                03                 10/01/06           0.0000
K19699                    N                  09/01/36
0

10956733      313/G02     F                  116,600.00         ZZ
                          360                116,600.00         1
                          7.3750             805.33             80
                          7.1250             805.33
FORNEY        TX 75126    1                  08/28/06           00
0441935459                03                 10/01/06           0.0000
11212149                  N                  09/01/36
0

10956927      E44/G02     F                  110,591.00         ZZ
                          360                110,591.00         1
                          7.0000             735.76             80
                          6.7500             735.76
TOOELE        UT 84074    1                  08/25/06           00
0441951456                05                 10/01/06           0.0000
12192435                  O                  09/01/36
0

10957389      X67/G02     F                  220,500.00         ZZ
                          360                220,500.00         4
                          7.2500             1504.20            70
                          7.0000             1504.20
NEW BEDFORD   MA 02740    1                  08/30/06           00
0441953510                05                 10/01/06           0.0000
12636725                  N                  09/01/36
0

10957457      U05/G02     F                  82,400.00          ZZ
                          360                82,400.00          1
                          7.8750             597.46             80
                          7.6250             597.46
AUSTIN        TX 78759    1                  08/25/06           00
0441940483                01                 10/01/06           0.0000
3001001341                N                  09/01/36
0

10960409      A50/G02     F                  70,225.00          ZZ
                          360                70,225.00          1
                          7.2500             424.28             42
                          7.0000             424.28
CANTON        GA 30114    1                  09/01/06           00
0441966561                09                 10/01/06           0.0000
12663752                  O                  09/01/36
0

10960853      A50/G02     F                  97,000.00          ZZ
                          240                97,000.00          1
                          7.2500             766.67             75
                          7.0000             766.67
NEWNAN        GA 30263    5                  08/31/06           00
0441966819                05                 10/01/06           0.0000
12671810                  N                  09/01/26
0

10960925      A50/G02     F                  95,000.00          ZZ
                          240                95,000.00          1
                          7.2500             750.86             75
                          7.0000             750.86
NEWNAN        GA 30263    5                  08/31/06           00
0441966710                05                 10/01/06           0.0000
12669709                  N                  09/01/26
0

10961019      A50/G02     F                  95,950.00          ZZ
                          360                95,950.00          1
                          7.8750             695.71             95
                          7.6250             695.71
HARTFORD      AL 36344    1                  08/29/06           01
0441966868                05                 10/01/06           30.0000
12609625                  O                  09/01/36
0

Total Number of Loans     2,173

Total Original Balance    403,875,971.10

Total Principal Balance   403,429,034.54

Total Original P+I        2,635,945.09

Total Current P+I         2,635,939.01

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
1476604                                 0.2500
47570.28                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

1823710                                 0.2500
24630.06                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

6805660                                 0.2500
116824.31                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

9714483                                 0.2500
219532.09                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10297798                                0.2500
135970.67                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10366842                                0.2500
572299.80                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10395328                                0.2500
118927.29                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10395330                                0.2500
118927.29                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10395332                                0.2500
118927.29                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10395334                                0.2500
118927.29                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10396983                                0.2500
163123.14                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10451620                                0.2500
272994.61                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10453852                                0.2500
83272.74                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10453854                                0.2500
83304.75                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10453856                                0.2500
53860.80                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10484524                                0.2500
78087.73                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10484968                                0.2500
67810.94                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10485640                                0.8630
71671.85                                0.0800
8.2500                                  0.0000
7.3870                                  0.0000
7.3070
6.5000                                  0.8070

10485646                                0.8090
89649.64                                0.0800
8.2500                                  0.0000
7.4410                                  0.0000
7.3610
6.5000                                  0.8610

10485648                                0.8500
64188.32                                0.0800
8.3750                                  0.0000
7.5250                                  0.0000
7.4450
6.5000                                  0.9450

10485666                                0.8500
83379.16                                0.0800
9.6250                                  0.0000
8.7750                                  0.0000
8.6950
6.5000                                  2.1950

10485708                                0.8500
158710.33                               0.0800
7.8750                                  0.0000
7.0250                                  0.0000
6.9450
6.5000                                  0.4450

10489353                                0.2500
84256.36                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10494613                                0.2500
102691.98                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10497715                                0.2500
73989.95                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10497855                                0.2500
119524.34                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10497935                                0.2500
49779.37                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10504845                                0.2500
194080.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10505170                                0.2500
115007.23                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10520971                                0.2500
110000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10520985                                0.2500
110000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10521470                                0.2500
96409.11                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10521582                                0.2500
74722.79                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10521608                                0.2500
95577.76                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10521672                                0.2500
77456.38                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10521828                                0.2500
95824.28                                0.0800
8.5000                                  0.0000
8.2500                                  0.0000
8.1700
6.5000                                  1.6700

10522018                                0.2500
79820.75                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10522026                                0.2500
84319.92                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10522064                                0.2500
75833.92                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10522076                                0.2500
113074.52                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10522352                                0.2500
98140.39                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10522366                                0.2500
95796.53                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10522370                                0.2500
77803.22                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10522616                                0.7774
233625.39                               0.0800
7.5000                                  0.0000
6.7226                                  0.0000
6.6426
6.5000                                  0.1426

10522618                                0.7774
84838.44                                0.0300
6.8750                                  0.0000
6.0976                                  0.0000
6.0676
6.0676                                  0.0000

10522620                                0.7774
267754.36                               0.0300
6.5000                                  0.0000
5.7226                                  0.0000
5.6926
5.6926                                  0.0000

10522622                                0.7774
113862.17                               0.0300
6.8750                                  0.0000
6.0976                                  0.0000
6.0676
6.0676                                  0.0000

10522624                                0.7774
109100.11                               0.0300
7.2500                                  0.0000
6.4726                                  0.0000
6.4426
6.4426                                  0.0000

10522642                                0.7774
100146.63                               0.0800
8.0000                                  0.0000
7.2226                                  0.0000
7.1426
6.5000                                  0.6426

10522668                                0.7774
53882.01                                0.0800
7.6250                                  0.0000
6.8476                                  0.0000
6.7676
6.5000                                  0.2676

10522670                                0.7774
67457.11                                0.0800
7.6250                                  0.0000
6.8476                                  0.0000
6.7676
6.5000                                  0.2676

10522678                                0.7774
80843.97                                0.0800
8.2500                                  0.0000
7.4726                                  0.0000
7.3926
6.5000                                  0.8926

10522680                                0.7774
85317.78                                0.0800
7.7500                                  0.0000
6.9726                                  0.0000
6.8926
6.5000                                  0.3926

10522690                                0.7774
76352.64                                0.0800
8.2500                                  0.0000
7.4726                                  0.0000
7.3926
6.5000                                  0.8926

10522692                                0.7774
186147.90                               0.0300
7.2500                                  0.0000
6.4726                                  0.0000
6.4426
6.4426                                  0.0000

10522696                                0.7774
94843.13                                0.0800
9.0000                                  0.0000
8.2226                                  0.0000
8.1426
6.5000                                  1.6426

10522704                                0.7774
61066.27                                0.0800
7.6250                                  0.0000
6.8476                                  0.0000
6.7676
6.5000                                  0.2676

10522708                                0.7774
108000.00                               0.0800
7.8750                                  0.0000
7.0976                                  0.0000
7.0176
6.5000                                  0.5176

10522710                                0.7774
128458.32                               0.0800
8.3750                                  0.0000
7.5976                                  0.0000
7.5176
6.5000                                  1.0176

10522716                                0.7774
51101.38                                0.0800
8.2500                                  0.0000
7.4726                                  0.0000
7.3926
6.5000                                  0.8926

10522726                                0.7774
48498.99                                0.0800
7.8750                                  0.0000
7.0976                                  0.0000
7.0176
6.5000                                  0.5176

10527667                                0.2500
210000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10529751                                0.2500
122924.73                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10531127                                0.2500
198400.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10536420                                0.2500
82773.67                                0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10538129                                0.2500
230348.43                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10540369                                0.2500
75728.33                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10541633                                0.2500
78596.13                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10544225                                0.2500
62267.85                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10544427                                0.2500
118788.44                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10545876                                0.2500
199687.02                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10545890                                0.2500
161600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10546759                                0.2500
116800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10549091                                0.2500
49834.23                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10549103                                0.2500
234040.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10551949                                0.2500
62176.94                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10563161                                0.2500
52076.80                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10563441                                0.2500
74474.49                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10564521                                0.2500
157861.42                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10570669                                0.2500
256000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10571399                                0.2500
164000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10571749                                0.2500
55652.53                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10571750                                0.2500
539175.67                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10571762                                0.2500
499233.98                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10571806                                0.2500
143535.95                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10571824                                0.2500
188678.31                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10571826                                0.2500
159743.34                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10571834                                0.2500
80374.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10571836                                0.2500
248500.72                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10571838                                0.2500
224720.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10571846                                0.2500
195677.73                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10571848                                0.2500
138777.02                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10571860                                0.2500
123046.31                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10571866                                0.2500
191692.01                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10571882                                0.2500
206867.62                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10571888                                0.2500
95058.24                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10571892                                0.2500
91006.93                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10571896                                0.2500
146411.50                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10571908                                0.2500
262997.91                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10571918                                0.2500
159755.73                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10571920                                0.2500
151743.85                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10571923                                0.2500
112095.29                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10571938                                0.2500
116830.10                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10571939                                0.2500
112095.29                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10571940                                0.2500
175523.57                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10571942                                0.2500
71401.26                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10571944                                0.2500
163594.34                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10571954                                0.2500
91872.94                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10571956                                0.2500
193711.14                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10571960                                0.2500
107350.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10571964                                0.2500
319920.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10571966                                0.2500
196349.80                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10571968                                0.2500
104908.61                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10571974                                0.2500
144000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10571986                                0.2500
249618.37                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10571988                                0.2500
175731.33                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10571992                                0.2500
77063.83                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10571994                                0.2500
111590.47                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10571996                                0.2500
89466.58                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572002                                0.2500
154000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10572008                                0.2500
98709.24                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10572010                                0.2500
276587.56                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572014                                0.2500
183726.03                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572018                                0.2500
95844.94                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572022                                0.2500
129775.51                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10572038                                0.2500
162258.04                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572042                                0.2500
69882.02                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10572048                                0.2500
69903.34                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572050                                0.2500
186400.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572056                                0.2500
153537.65                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572060                                0.2500
102258.58                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572064                                0.2500
83811.42                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572066                                0.2500
76488.11                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10572072                                0.2500
69842.50                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572078                                0.2500
68904.71                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572094                                0.2500
132000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572096                                0.2500
184724.54                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572098                                0.2500
127160.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572104                                0.2500
206060.63                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10572108                                0.2500
74896.42                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572110                                0.2500
235530.07                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572112                                0.2500
175585.58                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572114                                0.2500
130205.84                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572120                                0.2500
149044.72                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572138                                0.2500
105842.17                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572140                                0.2500
114184.11                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10572144                                0.2500
159749.60                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572146                                0.2500
175703.42                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10572152                                0.2500
203160.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10572156                                0.2500
25742.39                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572172                                0.2500
159761.76                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572174                                0.2500
153352.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10572182                                0.2500
109440.83                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10572184                                0.2500
185500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572196                                0.2500
97834.85                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10572206                                0.2500
131772.06                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10572210                                0.2500
127799.68                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572212                                0.2500
65969.55                                0.0800
8.5000                                  0.0000
8.2500                                  0.0000
8.1700
6.5000                                  1.6700

10572216                                0.2500
36795.11                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572218                                0.2500
90000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10572220                                0.2500
209646.12                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10572222                                0.2500
153170.37                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572246                                0.2500
133788.76                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572250                                0.2500
131894.44                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10572252                                0.2500
89758.55                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572260                                0.2500
239503.68                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572268                                0.2500
126624.90                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572282                                0.2500
75508.08                                0.0800
8.5000                                  0.0000
8.2500                                  0.0000
8.1700
6.5000                                  1.6700

10572286                                0.2500
79880.87                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572288                                0.2500
119814.74                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572290                                0.2500
179718.31                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572292                                0.2500
102251.29                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10572300                                0.2500
202240.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572304                                0.2500
135770.82                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10572308                                0.2500
254620.32                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572310                                0.2500
200000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572312                                0.2500
193304.46                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572318                                0.2500
114841.20                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572322                                0.2500
94751.48                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572324                                0.2500
108649.75                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572334                                0.2500
115809.26                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10572336                                0.2500
130773.78                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10572344                                0.2500
139758.24                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10572346                                0.2500
171473.03                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572368                                0.2500
75900.23                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10572370                                0.2500
139829.78                               0.0800
8.5000                                  0.0000
8.2500                                  0.0000
8.1700
6.5000                                  1.6700

10572374                                0.2500
91866.38                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10572386                                0.2500
112378.29                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10572388                                0.2500
227651.95                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572392                                0.2500
79902.71                                0.0800
8.5000                                  0.0000
8.2500                                  0.0000
8.1700
6.5000                                  1.6700

10572402                                0.2500
141777.77                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572408                                0.2500
267600.96                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572418                                0.2500
122267.31                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10572422                                0.2500
139764.07                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10572424                                0.2500
131793.42                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572426                                0.2500
107335.89                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572432                                0.2500
136452.17                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10572434                                0.2500
119788.08                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10572442                                0.2500
122821.38                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10572444                                0.2500
99865.35                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10572446                                0.2500
110351.22                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10572452                                0.2500
199702.21                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572458                                0.2500
194103.23                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572466                                0.2500
62327.92                                0.0800
8.7500                                  0.0000
8.5000                                  0.0000
8.4200
6.5000                                  1.9200

10572494                                0.2500
186730.85                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572496                                0.2500
130000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572498                                0.2500
105150.86                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10572506                                0.2500
77213.54                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10572528                                0.2500
79883.82                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10572532                                0.2500
130999.71                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572534                                0.2500
131817.70                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572542                                0.2500
107850.85                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572544                                0.2500
75895.04                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572548                                0.2500
115309.50                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10572554                                0.2500
127823.24                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572558                                0.2500
159749.60                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572564                                0.2500
113740.83                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572566                                0.2500
95880.24                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10572570                                0.2500
102000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10572578                                0.2500
149787.58                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10572580                                0.2500
83371.39                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10572586                                0.2500
116838.41                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572592                                0.2500
111845.33                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572602                                0.2500
73091.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10572626                                0.2500
127799.68                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572628                                0.2500
117600.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10572630                                0.2500
166139.58                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10572636                                0.2500
101832.29                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10572642                                0.2500
175717.66                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10572644                                0.2500
88786.12                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10572652                                0.2500
89862.60                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10572654                                0.2500
208000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10572658                                0.2500
104858.61                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10572676                                0.2500
95787.54                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572678                                0.2500
71401.26                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10572680                                0.2500
155737.13                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10572682                                0.2500
53939.22                                0.0800
8.8750                                  0.0000
8.6250                                  0.0000
8.5450
6.5000                                  2.0450

10572686                                0.2500
99847.68                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10572688                                0.2500
115813.91                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10572690                                0.2500
103859.96                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10574255                                0.2500
149603.49                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10579141                                0.2500
102122.43                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10580155                                0.2500
350996.58                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10580203                                0.2500
142403.02                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10582297                                0.2500
88128.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10582355                                0.2500
63830.82                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10582485                                0.2500
58640.62                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10582988                                0.2500
144678.35                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10582996                                0.2500
239643.50                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10583000                                0.2500
147881.65                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10583004                                0.2500
205826.94                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10583012                                0.2500
125200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10583020                                0.2500
155712.50                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10583022                                0.2500
191200.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10583030                                0.2500
124892.38                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10583032                                0.2500
241600.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10583034                                0.2500
156400.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10583038                                0.2500
104705.26                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10583042                                0.2500
142371.18                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10583046                                0.2500
119901.64                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10583050                                0.2500
110000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10583052                                0.2500
227822.14                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10583054                                0.2500
194000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10583056                                0.2500
138880.33                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10583057                                0.2500
328000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10583058                                0.2500
130303.22                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10583060                                0.2500
139885.25                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10584023                                0.2500
102905.81                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10584125                                0.2500
159532.36                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10584524                                0.2500
70925.58                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10584546                                0.2500
169553.89                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10584590                                0.2500
83144.18                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10584628                                0.2500
104424.37                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10585059                                0.2500
85028.38                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10588280                                0.2500
114600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10588282                                0.2500
86700.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10588298                                0.2500
75000.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10588420                                0.2500
68000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10591072                                0.2500
133500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10591076                                0.2500
104700.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10591086                                0.2500
122600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10591088                                0.2500
132000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10591092                                0.2500
128200.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10591096                                0.2500
82700.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10591108                                0.2500
164000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10591116                                0.2500
83000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10591120                                0.2500
130900.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10591685                                0.2500
212822.72                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10591914                                0.2500
125900.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10591924                                0.2500
112000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10591926                                0.2500
81600.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10591932                                0.2500
282000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10591936                                0.2500
70850.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10593128                                0.2500
273600.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10593151                                0.2500
103920.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10594082                                0.2500
111300.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10594353                                0.2500
110349.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10594363                                0.2500
106008.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10594751                                0.2500
113200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10594755                                0.2500
109728.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10595045                                0.2500
175200.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10595128                                0.2500
102700.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10595138                                0.2500
102000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10595242                                0.2500
416000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10595272                                0.2500
253000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10595274                                0.2500
76300.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10595288                                0.2500
75100.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10600483                                0.2500
94250.21                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10600518                                0.2500
400200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10600520                                0.2500
108500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10600522                                0.2500
55000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10600530                                0.2500
162000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10601503                                0.2500
111066.20                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10602185                                0.2500
109279.67                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10602215                                0.2500
107684.32                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10602348                                0.2500
144578.43                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10602378                                0.2500
75050.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10602390                                0.2500
150000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10602394                                0.2500
79200.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10602398                                0.2500
198800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10602410                                0.2500
173350.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10602426                                0.2500
115200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10602557                                0.2500
337120.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10603662                                0.2500
575800.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10603672                                0.2500
83300.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10605427                                0.2500
136800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10606878                                0.2500
448000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10606882                                0.2500
207820.92                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10606886                                0.2500
78833.71                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10606892                                0.2500
113600.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10606894                                0.2500
105511.28                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10606896                                0.2500
260000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10606908                                0.2500
104000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10606920                                0.2500
123893.24                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10606922                                0.2500
87688.86                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10606924                                0.2500
116800.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10606926                                0.2500
150567.04                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10606944                                0.2500
416649.67                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10606950                                0.2500
240000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10606954                                0.2500
270000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10606956                                0.2500
450950.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10606958                                0.2500
520000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10606964                                0.2500
412000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10606966                                0.2500
134937.55                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10606972                                0.2500
200000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10606978                                0.2500
103500.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10606986                                0.2500
300000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10606988                                0.2500
128000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10606998                                0.2500
520000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607002                                0.2500
269200.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10607008                                0.2500
182000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607010                                0.2500
127806.55                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10607016                                0.2500
154616.76                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607018                                0.2500
235996.64                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607020                                0.2500
519900.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607022                                0.2500
148775.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607030                                0.2500
384000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607032                                0.2500
499000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607044                                0.2500
499569.51                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607046                                0.2500
174000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607050                                0.2500
281000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10607052                                0.2500
300000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607056                                0.2500
440000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10607062                                0.2500
211821.89                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607064                                0.2500
408000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607072                                0.2500
506000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607078                                0.2500
343200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607082                                0.2500
164000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607084                                0.2500
607843.83                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607086                                0.2500
222500.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607088                                0.2500
219000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607094                                0.2500
640000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607096                                0.2500
415000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607098                                0.2500
360496.88                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607120                                0.2500
99913.90                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607126                                0.2500
221212.24                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607128                                0.2500
134281.42                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10607136                                0.2500
495583.30                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607138                                0.2500
520000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10607140                                0.2500
455188.13                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10607142                                0.2500
244000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10607146                                0.2500
311997.50                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607148                                0.2500
492000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607150                                0.2500
379680.75                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607154                                0.2500
452619.42                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607160                                0.2500
512000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607166                                0.2500
210300.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10607574                                0.2500
136000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10607598                                0.2500
89000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10607610                                0.2500
95000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10608108                                0.2500
105500.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10608114                                0.2500
335000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10608142                                0.2500
337500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10608623                                0.2500
97255.63                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10608640                                0.2500
428500.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10608650                                0.2500
86450.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10608652                                0.2500
90500.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10608658                                0.2500
97000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10608755                                0.2500
151587.95                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10609629                                0.2500
249600.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10610429                                0.2500
264079.65                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10610573                                0.2500
153991.86                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10610693                                0.2500
51089.75                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10613011                                0.2500
71011.79                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10613485                                0.2500
184592.30                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10615809                                0.2500
396000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10615813                                0.2500
58423.40                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10618884                                0.2500
186300.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10618950                                0.2500
121600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10618966                                0.2500
213700.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10618980                                0.2500
260000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10619134                                0.2500
496000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10619152                                0.2500
420000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10619154                                0.2500
420000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10619158                                0.2500
417000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10619160                                0.2500
486800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10619170                                0.2500
630000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10619210                                0.2500
93600.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10619244                                0.2500
76000.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10619302                                0.2500
79200.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10619366                                0.2500
117731.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10620990                                0.2500
94000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10620994                                0.2500
82800.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10620996                                0.2500
75100.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10622325                                0.2500
95712.32                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10622402                                0.2500
126000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10622636                                0.2500
51000.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10622876                                0.2500
491450.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10622943                                0.2500
332000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10623240                                0.2500
105600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10623282                                0.2500
75800.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10623322                                0.2500
292800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10623416                                0.2500
715000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10624014                                0.2500
85000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10624042                                0.2500
488000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10624556                                0.2500
94300.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10624561                                0.2500
95712.32                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10624576                                0.2500
62100.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10625166                                0.2500
408000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10625196                                0.2500
87000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10625243                                0.2500
172258.22                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10625443                                0.2500
70260.90                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10625561                                0.2500
259445.93                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10626355                                0.2500
159543.89                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10626582                                0.2500
78500.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10626614                                0.2500
118000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10626708                                0.2500
257600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10628034                                0.2500
279150.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10628056                                0.2500
708500.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10629362                                0.2500
82500.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10629394                                0.2500
89600.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10629404                                0.2500
133000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10630140                                0.2500
740000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10630158                                0.2500
224925.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

10630166                                0.2500
528000.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10630989                                0.2500
271448.82                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10633137                                0.2500
139723.39                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10633221                                0.2500
107019.94                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10633283                                0.2500
55085.28                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10635053                                0.2500
59990.71                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10635059                                0.2500
66183.03                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10637375                                0.2500
100562.68                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10647346                                0.2500
90400.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10649541                                0.2500
319300.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10649615                                0.2500
122993.86                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10650582                                0.2500
65600.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10651547                                0.2500
85000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10651608                                0.2500
130000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10654990                                0.2500
372000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10654996                                0.2500
347750.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10656035                                0.2500
227316.79                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10658305                                0.2500
91798.96                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10660019                                0.2500
188800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10660503                                0.2500
111368.07                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10664317                                0.2500
127733.99                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10667929                                0.2500
105097.19                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10670601                                0.2500
115764.92                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10670715                                0.2500
125140.89                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10671010                                0.2500
235500.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10671014                                0.2500
486000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10671022                                0.2500
79600.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10671827                                0.2500
415916.86                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10676463                                0.2500
96543.81                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10676693                                0.2500
320000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10678979                                0.2500
136000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10689405                                0.2500
400000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10689441                                0.2500
97791.17                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10692453                                0.2500
74604.39                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10692601                                0.2500
138400.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10696163                                0.2500
122250.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10696389                                0.2500
270146.67                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10696473                                0.2500
48000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10696639                                0.2500
124682.92                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10697707                                0.2500
52340.89                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10701309                                0.2500
79816.23                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10702873                                0.2500
249598.97                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10704487                                0.2500
43906.24                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10705255                                0.2500
707919.18                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10706941                                0.2500
215627.01                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10707737                                0.2500
120000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10708543                                0.2500
223950.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10708905                                0.2500
177520.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10708979                                0.2500
177520.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10709021                                0.2500
134674.21                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10709325                                0.2500
142000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10710067                                0.2500
139752.27                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10710213                                0.2500
89466.58                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10710365                                0.2500
71900.57                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10710451                                0.2500
50071.52                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10715035                                0.2500
72337.34                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10715461                                0.2500
151045.05                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10718849                                0.2500
73530.78                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10719241                                0.2500
143252.20                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10721909                                0.2500
80873.25                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10724103                                0.2500
91305.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10726087                                0.2500
143801.15                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10728281                                0.2500
205178.59                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10728393                                0.2500
72777.17                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10730359                                0.2500
288672.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10732089                                0.2500
249557.64                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10732113                                0.2500
95860.60                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10732293                                0.2500
163730.35                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10732311                                0.2500
125800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10732345                                0.2500
144784.11                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10732441                                0.2500
409292.01                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10732949                                0.2500
69903.34                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10733233                                0.2500
75838.05                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10733283                                0.2500
89866.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10733309                                0.2500
110239.69                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10733321                                0.2500
139769.83                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10736619                                0.2500
127827.65                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10737769                                0.2500
189000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10737897                                0.2500
88850.03                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10740313                                0.2500
175950.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10741501                                0.2500
351392.16                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10742111                                0.2500
120000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10744009                                0.2500
166264.20                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10744079                                0.2500
166264.20                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10744337                                0.2500
98234.19                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10744403                                0.2500
206400.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10744415                                0.2500
182684.01                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10747193                                0.2500
181791.06                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10747681                                0.2500
118236.51                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10747685                                0.2500
119830.07                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10747771                                0.2500
95864.04                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10747857                                0.2500
119393.48                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10748051                                0.2500
97465.22                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10748185                                0.2500
279528.19                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10748425                                0.2500
76400.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10752923                                0.2500
70246.15                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10753015                                0.2500
63860.15                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10753851                                0.2500
80893.68                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10754049                                0.2500
117600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10755583                                0.2500
226748.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10757155                                0.2500
233352.05                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10757973                                0.2500
23043.14                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10758121                                0.2500
90000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10758133                                0.2500
72684.46                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10758167                                0.2500
84882.62                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10758273                                0.2500
161727.04                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10760391                                0.2500
149747.25                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10760469                                0.2500
77868.58                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10760665                                0.2500
180085.66                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10762097                                0.2500
96000.00                                0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10762107                                0.2500
199967.48                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10762249                                0.2500
177882.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10763119                                0.2500
65880.36                                0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10763273                                0.2500
134932.06                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10763541                                0.2500
144109.68                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10764123                                0.2500
92839.40                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10764143                                0.2500
211200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10767069                                0.2500
197426.77                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10767319                                0.2500
172900.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10767413                                0.2500
85065.16                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10767829                                0.2500
117401.29                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10769109                                0.2500
148492.98                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10769117                                0.2500
139683.33                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10769207                                0.2500
113369.48                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10769277                                0.2500
123898.35                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10770323                                0.2500
459785.01                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10771159                                0.2500
416674.70                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10775607                                0.2500
92919.93                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10775929                                0.2500
245000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10779151                                0.2500
82334.11                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10779337                                0.2500
109916.30                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10780023                                0.2500
106249.32                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10780027                                0.2500
78793.77                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10780247                                0.2500
88724.13                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10781439                                0.2500
168507.59                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10781943                                0.2500
109753.55                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10782315                                0.2500
161600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10783161                                0.2500
93959.90                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10784655                                0.2500
147890.16                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10784687                                0.2500
195854.54                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10787063                                0.2500
87040.05                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10787691                                0.2500
235000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10787905                                0.2500
46835.23                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10788329                                0.2500
205822.64                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10789179                                0.2500
171872.35                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10789245                                0.2500
129901.08                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10790507                                0.2500
123833.94                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10790519                                0.2500
315180.93                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10791851                                0.2500
424000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10791965                                0.2500
84505.99                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10792049                                0.2500
215503.88                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792119                                0.2500
123216.32                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792143                                0.2500
79877.86                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792145                                0.2500
159632.48                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792197                                0.2500
147668.41                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10792255                                0.2500
79881.54                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10792257                                0.2500
79881.54                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10792293                                0.2500
279583.10                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10792309                                0.2500
75886.83                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10792363                                0.2500
181722.17                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10792397                                0.2500
84723.47                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10792469                                0.2500
194709.66                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10792477                                0.2500
179731.99                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10793045                                0.2500
224833.02                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10793459                                0.2500
225000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10793475                                0.2500
205400.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10794895                                0.2500
122306.86                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10794899                                1.1500
124223.39                               0.0300
7.2500                                  0.0000
6.1000                                  0.0000
6.0700
6.0700                                  0.0000

10796257                                0.2500
129898.59                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10796443                                0.2500
103922.82                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10796559                                0.2500
168621.60                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10796571                                0.2500
233600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10796751                                0.2500
144000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10797997                                0.2500
190243.93                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10799343                                0.2500
200000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10799371                                0.2500
87533.34                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10800063                                0.2500
110917.62                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10800339                                0.2500
159623.26                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800483                                0.2500
404396.98                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10800535                                0.2500
38439.74                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10800919                                0.2500
107120.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10801039                                0.2500
146280.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10801201                                0.2500
124907.23                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10801547                                0.2500
108425.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10803437                                0.2500
132000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10803453                                0.2500
300000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10803761                                0.2500
77549.24                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10807361                                0.2500
97847.33                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10807819                                0.2500
163078.88                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10808205                                0.2500
104299.46                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10808259                                0.2500
77369.41                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10808265                                0.2500
83868.54                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10808271                                0.2500
84177.59                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10808283                                0.2500
113747.42                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10808339                                0.2500
99861.91                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10808351                                0.2500
81714.12                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10808381                                0.2500
129586.77                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10808389                                0.2500
161200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10808393                                0.2500
124813.88                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10808397                                0.2500
90726.55                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10808405                                0.2500
89569.75                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10808431                                0.2500
91000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10808465                                0.2500
99843.51                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10808467                                0.2500
111200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10808473                                0.2500
88954.63                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10808531                                0.2500
43448.98                                0.0800
8.5000                                  0.0000
8.2500                                  0.0000
8.1700
6.5000                                  1.6700

10808583                                0.2500
119821.32                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10808589                                0.2500
80000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10808601                                0.2500
128704.41                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10808609                                0.2500
115500.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10808623                                0.2500
158322.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10808633                                0.2500
174400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10808647                                0.2500
103302.09                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10808671                                0.2500
98739.97                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10808673                                0.2500
116720.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10808685                                0.2500
177600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10808703                                0.2500
70350.13                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10808723                                0.2500
117804.68                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10808725                                0.2500
113842.58                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10808729                                0.2500
101855.56                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10808743                                0.2500
199654.63                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10808747                                0.2500
97834.87                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10808767                                0.2500
107839.20                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10808769                                0.2500
102300.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10808775                                0.2500
94923.43                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10808777                                0.2500
96925.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10808799                                0.2500
259572.51                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10808803                                0.2500
127352.76                               0.0800
8.7500                                  0.0000
8.5000                                  0.0000
8.4200
6.5000                                  1.9200

10808807                                0.2500
125787.69                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10808811                                0.2500
228951.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10808817                                0.2500
118930.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10808821                                0.2500
219680.52                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10808953                                0.2500
86594.89                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10810499                                0.2500
308000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10810589                                0.2500
62100.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10810681                                0.2500
130103.37                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10810719                                0.2500
116161.54                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10810753                                0.2500
52892.10                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10810769                                0.2500
131200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10813249                                0.2500
114400.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10816035                                0.2500
123907.97                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10816109                                0.2500
263597.01                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10816259                                0.2500
379988.84                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10816381                                0.2500
235320.80                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10816469                                0.2500
148914.79                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10816503                                0.2500
231015.11                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10816515                                0.2500
303762.85                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10816745                                0.2500
351725.41                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10816757                                0.2500
99925.79                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10816787                                0.2500
182157.79                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10816795                                0.2500
239817.38                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10817189                                0.2500
355000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10819121                                0.2500
80949.65                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10819145                                0.2500
74991.46                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10819187                                0.2500
123403.66                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10819231                                0.2500
105121.93                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10819413                                0.2500
147763.02                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10819537                                0.2500
99929.42                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10819547                                0.2500
89929.79                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10819581                                0.2500
417001.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10819639                                0.2500
303694.45                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10819737                                0.2500
88911.18                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10820065                                0.2500
104326.32                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10823039                                0.2500
224000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10824065                                0.2500
67556.89                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10824139                                0.2500
74953.39                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10824141                                0.2500
198750.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10827951                                0.2500
159865.58                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10829139                                0.2500
89538.34                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10829269                                0.2500
186166.73                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10829761                                0.2500
118037.33                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10829821                                0.2500
99934.58                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10829849                                0.2500
114914.65                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10830061                                0.2500
107920.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10830221                                0.2500
132401.67                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10831067                                0.2500
90131.36                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10832283                                0.2500
135396.90                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10832289                                0.2500
74885.51                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10832323                                0.2500
224665.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10832343                                0.2500
83946.44                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10833695                                0.2500
127905.01                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10834093                                0.2500
177552.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10835529                                0.2500
76294.51                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10836909                                0.2500
286400.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10837105                                0.2500
75049.61                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10837613                                0.2500
145092.24                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10837921                                0.2500
165000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10838039                                0.2500
97427.65                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838107                                0.2500
99925.79                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838137                                0.2500
139896.10                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838361                                0.2500
133898.04                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10838411                                0.2500
154811.05                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10838957                                0.2500
75920.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10840137                                0.2500
489650.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10840145                                0.2500
247200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840149                                0.2500
173947.44                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840153                                0.2500
198775.31                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840161                                0.2500
199500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840163                                0.2500
292064.48                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840165                                0.2500
204000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840167                                0.2500
74885.48                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10840169                                0.2500
194043.73                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840173                                0.2500
339200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840177                                0.2500
461657.12                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840181                                0.2500
193200.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840209                                0.2500
74888.31                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840215                                0.2500
236629.12                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840217                                0.2500
139885.24                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10840221                                0.2500
148871.71                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10840235                                0.2500
104250.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10840237                                0.2500
166556.03                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840239                                0.2500
251605.63                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840243                                0.2500
178839.68                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840259                                0.2500
214548.51                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840265                                0.2500
245777.61                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10840271                                0.2500
159749.60                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840275                                0.2500
161374.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840283                                0.2500
164861.37                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10840285                                0.2500
119908.68                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10840289                                0.2500
214736.47                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10840307                                0.2500
153740.50                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10840309                                0.2500
110227.22                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840311                                0.2500
110808.32                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10840319                                0.2500
238335.62                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10840323                                0.2500
296000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840327                                0.2500
167868.94                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840331                                0.2500
99918.02                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10840337                                0.2500
315000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840345                                0.2500
99879.79                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840351                                0.2500
194855.28                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840355                                0.2500
84882.62                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10840359                                0.2500
87939.43                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10840361                                0.2500
143807.73                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840369                                0.2500
195000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840371                                0.2500
130303.22                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840373                                0.2500
118800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840375                                0.2500
77219.28                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10840387                                0.2500
263294.44                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840389                                0.2500
89613.44                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840395                                0.2500
296250.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10840401                                0.2500
144000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840405                                0.2500
224820.07                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840407                                0.2500
224820.07                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840413                                0.2500
103338.83                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10840415                                0.2500
171869.11                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10840425                                0.2500
79937.58                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840437                                0.2500
520000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10840441                                0.2500
88000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840445                                0.2500
159459.18                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10840447                                0.2500
286750.54                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840455                                0.2500
243999.30                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840461                                0.2500
105438.79                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10840465                                0.2500
299777.36                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840483                                0.2500
54850.75                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10840487                                0.2500
155000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10840489                                0.2500
155878.30                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840493                                0.2500
99823.04                                0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10840497                                0.2500
144778.66                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10840503                                0.2500
116000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10840513                                0.2500
84932.54                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10840523                                0.2500
254100.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840527                                0.2500
116816.90                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840529                                0.2500
89929.79                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840543                                0.2500
88873.96                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10840547                                0.2500
177721.46                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840551                                0.2500
250726.13                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840555                                0.2500
294760.47                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840569                                0.2500
472000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10840573                                0.2500
235621.42                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840575                                0.2500
145716.33                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840585                                0.2500
91869.72                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10840587                                0.2500
160542.06                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10840601                                0.2500
122185.90                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10840867                                0.2500
101177.96                               0.0800
7.7100                                  0.0000
7.4600                                  0.0000
7.3800
6.5000                                  0.8800

10841389                                0.2500
82068.49                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10841411                                0.2500
125424.48                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10841443                                0.2500
69750.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10841817                                0.2500
107929.35                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10842369                                0.2500
94428.09                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10842443                                0.2500
62328.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10842507                                0.2500
292200.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10842615                                0.2500
173600.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10842617                                0.2500
71949.01                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10842627                                0.2500
131400.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10843691                                0.2500
454214.29                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10843693                                0.2500
459594.14                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10843711                                0.2500
260000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10843917                                0.2500
76332.27                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10844373                                0.2500
99839.59                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10844409                                0.2500
109814.65                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10844429                                0.2500
404317.55                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10845497                                0.2500
68000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10845511                                0.2500
227000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10845549                                0.2500
200000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10845575                                0.2500
67000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10845715                                0.2500
130000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10845733                                0.2500
272000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10845737                                0.2500
240000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10845755                                0.2500
92800.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10845767                                0.2500
122400.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10845825                                0.2500
75000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10845837                                0.2500
55710.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10845873                                0.2500
236046.60                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10847135                                0.2500
171730.85                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10847139                                0.2500
100000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10847143                                0.2500
184000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10847153                                0.2500
560000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10847163                                0.2500
132000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10847191                                0.2500
650000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10847239                                0.2500
207649.52                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10847263                                0.2500
174705.10                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10847485                                0.2500
100000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10847505                                0.2500
83200.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10847735                                0.2500
724420.23                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10847835                                0.2500
111769.04                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10849713                                0.2500
360000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10849807                                0.2500
156000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10849849                                0.2500
99000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10849861                                0.2500
78000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10849887                                0.2500
112400.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10849953                                0.2500
124800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10849963                                0.2500
162500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10849999                                0.2500
99936.23                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10850013                                0.2500
117760.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10850371                                0.2500
109800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10850373                                0.2500
650000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10850383                                0.2500
132893.64                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10850387                                0.2500
169900.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10850389                                0.2500
599554.71                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10850391                                0.2500
166456.56                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10850393                                0.2500
109905.29                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10850401                                0.2500
103430.55                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10850405                                0.2500
104312.30                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10850417                                0.2500
87053.70                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10850419                                0.2500
71152.22                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10850421                                0.2500
130892.62                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10850427                                0.2500
156000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10850433                                0.2500
79035.17                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10850437                                0.2500
86334.26                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10850439                                0.2500
575561.71                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10850443                                0.2500
76661.62                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10850449                                0.2500
118490.48                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10850451                                0.2500
395659.05                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10850453                                0.2500
82935.25                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10850457                                0.2500
464646.17                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10850461                                0.2500
88134.54                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10850469                                0.2500
111893.73                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10850471                                0.2500
226800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10850473                                0.2500
97569.95                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10850481                                0.2500
78000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10850483                                0.2500
78000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10850485                                0.2500
80000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10850487                                0.2500
319731.16                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10850491                                0.2500
179696.69                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10850493                                0.2500
116802.84                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10850501                                0.2500
64951.76                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10850505                                0.2500
367379.89                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10850519                                0.2500
537924.99                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10850525                                0.2500
99717.13                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10850533                                0.2500
105113.67                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10850545                                0.2500
204000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10850551                                0.2500
155761.86                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10851075                                0.2500
349740.25                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10851165                                0.2500
120720.99                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10851367                                0.2500
138691.72                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10851401                                0.2500
105521.62                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10852699                                0.2500
151600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10852713                                0.2500
76500.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10852733                                0.2500
148800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10852747                                0.2500
114000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10852755                                0.2500
192800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10852767                                0.2500
448000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10852783                                0.2500
98400.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10852809                                0.2500
66000.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10852847                                0.2500
99100.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10852859                                0.2500
231920.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10852863                                0.2500
80000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10852949                                0.2500
51200.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10852963                                0.2500
84800.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10852967                                0.2500
101488.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10853041                                0.2500
55500.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10853141                                0.2500
142400.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10853161                                0.2500
68800.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10853163                                0.2500
239200.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10853173                                0.2500
182000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10853213                                0.2500
132000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10853251                                0.2500
135000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10853265                                0.2500
84933.69                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10853275                                0.2500
132000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10853279                                0.2500
176800.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10855241                                0.2500
107200.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10855275                                0.2500
228000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10855291                                0.2500
160800.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10855433                                0.2500
169870.64                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10855647                                0.2500
126797.09                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10855899                                0.2500
118750.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10855933                                0.2500
164000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10855957                                0.2500
144000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10855969                                0.2500
173500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10855995                                0.2500
139750.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10856007                                0.2500
192000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10856011                                0.2500
151200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10856013                                0.2500
184000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10856019                                0.2500
133200.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10856035                                0.2500
145600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10856047                                0.2500
100800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10856057                                0.2500
116900.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10856067                                0.2500
90000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10856081                                0.2500
139920.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10856089                                0.2500
50000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10856099                                0.2500
176000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10856107                                0.2500
65559.22                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10856139                                0.2500
163200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10856149                                0.2500
268000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10856163                                0.2500
335000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10856175                                0.2500
236000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10856195                                0.2500
192000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10856219                                0.2500
125600.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10856235                                0.2500
190400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10856245                                0.2500
59500.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10856247                                0.2500
91120.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10856253                                0.2500
67320.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10856261                                0.2500
215000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10856295                                0.2500
171750.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10856297                                0.2500
112388.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10856299                                0.2500
340000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10856313                                0.2500
100000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10856315                                0.2500
100000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10856323                                0.2500
180000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10856331                                0.2500
77440.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10856337                                0.2500
300000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10856363                                0.2500
97600.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10856375                                0.2500
120000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10856379                                0.2500
83300.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10856411                                0.2500
115120.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10856423                                0.2500
201000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10856429                                0.2500
123920.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10856483                                0.2500
210000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10856493                                0.2500
124650.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10856495                                0.2500
270400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10857307                                0.2500
89538.33                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10857361                                0.2500
94940.95                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10857369                                0.2500
311774.18                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10857419                                0.2500
101131.96                               0.0800
7.9900                                  0.0000
7.7400                                  0.0000
7.6600
6.5000                                  1.1600

10857607                                0.2500
105928.88                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10858691                                0.2500
103125.30                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10861219                                0.2500
100000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10861229                                0.2500
63750.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10861239                                0.2500
135600.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10861249                                0.2500
125000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10861301                                0.2500
189000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10861307                                0.2500
86450.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10861317                                0.2500
105920.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10861383                                0.2500
126000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10861397                                0.2500
140000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10861401                                0.2500
150500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10861403                                0.2500
124000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10861415                                0.2500
380000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10861433                                0.2500
152000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10861437                                0.2500
158400.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10861439                                0.2500
73950.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10861449                                0.2500
150000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10861527                                0.2500
108880.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10861541                                0.2500
148400.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10861561                                0.2500
182000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10861613                                0.2500
54000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10861627                                0.2500
60300.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10861649                                0.2500
97600.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10861651                                0.2500
91930.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10861721                                0.2500
95000.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10862987                                0.2500
125494.48                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10863001                                0.2500
195000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10863203                                0.2500
200000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10863797                                0.2500
227608.62                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10865667                                0.2500
174320.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10865699                                0.2500
280000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10865703                                0.2500
401250.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10865707                                0.2500
164000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10865733                                0.2500
230400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10865735                                0.2500
260000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10865755                                0.2500
122500.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10865769                                0.2500
176000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10865773                                0.2500
408750.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10865775                                0.2500
252000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10865781                                0.2500
107920.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10865819                                0.2500
99920.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10865821                                0.2500
120492.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10865837                                0.2500
144000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10865855                                0.2500
131600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10865863                                0.2500
200000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10865875                                0.2500
54800.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10865891                                0.2500
124800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10865903                                0.2500
104877.26                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10865925                                0.2500
89400.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10865943                                0.2500
163200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10865945                                0.2500
31858.58                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10865957                                0.2500
329600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10865983                                0.2500
191058.10                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10865993                                0.2500
84000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10866009                                0.2500
216000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10866015                                0.2500
281250.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10866023                                0.2500
164800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10866033                                0.2500
178000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10866035                                0.2500
129200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10866037                                0.2500
129625.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10866051                                0.2500
109967.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10866063                                0.2500
100000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10866065                                0.2500
107000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10866103                                0.2500
192000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10866105                                0.2500
192000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10866117                                0.2500
64000.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10866149                                0.2500
58500.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10866161                                0.2500
154400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10866187                                0.2500
148000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10866247                                0.2500
128150.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10866385                                0.2500
80150.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10866609                                0.2500
144800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10866653                                0.2500
146282.93                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10866677                                0.2500
64000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10866725                                0.2500
417000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10866753                                0.2500
106000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10867483                                0.2500
160800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10867735                                0.2500
138300.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10868323                                0.2500
156000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10868337                                0.2500
213600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10868345                                0.2500
124602.73                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10868379                                0.2500
104000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10868383                                0.2500
175000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10868389                                0.2500
276800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10868399                                0.2500
63900.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10868409                                0.2500
78000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10868451                                0.2500
78320.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10868453                                0.2500
109600.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10868473                                0.2500
71250.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10868515                                0.2500
99200.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10868519                                0.2500
178000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10868527                                0.2500
90000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10868533                                0.2500
136000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10868551                                0.2500
150000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10868563                                0.2500
120000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10868587                                0.2500
99920.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10868651                                0.2500
118800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10868693                                0.2500
156000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10868695                                0.2500
253920.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10868715                                0.2500
149600.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10868719                                0.2500
218400.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10868721                                0.2500
280000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10868725                                0.2500
212000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10868735                                0.2500
108400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10868739                                0.2500
179900.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10868743                                0.2500
152000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10868983                                0.2500
416682.69                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10868991                                0.2500
267200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10868997                                0.2500
111900.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10869013                                0.2500
100719.39                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10869029                                0.2500
316000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10871351                                0.2500
339579.03                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10871353                                0.2500
67151.36                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10871361                                0.2500
184482.59                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10871371                                0.2500
149880.05                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10871375                                0.2500
102313.97                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10871377                                0.2500
727373.20                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10871387                                0.2500
480000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10871391                                0.2500
115913.91                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10871395                                0.2500
375000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10871401                                0.2500
109914.18                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10871411                                0.2500
103119.49                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10871415                                0.2500
484612.15                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10871423                                0.2500
572000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10871427                                0.2500
442618.59                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10871429                                0.2500
544000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10871439                                0.2500
325358.35                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10871441                                0.2500
110307.25                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10871443                                0.2500
76938.42                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10871445                                0.2500
139882.37                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10871447                                0.2500
499609.94                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10871453                                0.2500
98916.83                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10871467                                0.2500
150000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10871541                                0.2500
119200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10871993                                0.2500
76000.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10872107                                0.2500
191000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10872117                                0.2500
500000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10872153                                0.2500
445901.88                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10872177                                0.2500
175200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10872223                                0.2500
120400.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10872227                                0.2500
186000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10872241                                0.2500
100400.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10872267                                0.2500
133200.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10872283                                0.2500
85500.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10872287                                0.2500
280000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10872315                                0.2500
72000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10872327                                0.2500
156000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10872335                                0.2500
79600.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10872351                                0.2500
429000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10872381                                0.2500
137500.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10872395                                0.2500
460000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10872411                                0.2500
71000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10872413                                0.2500
276000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10872443                                0.2500
481000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10872453                                0.2500
100400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10872459                                0.2500
460000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10872463                                0.2500
87400.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10872481                                0.2500
272000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10872495                                0.2500
63200.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10872509                                0.2500
115480.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10872511                                0.2500
136800.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10872525                                0.2500
152000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10872533                                0.2500
246000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10872539                                0.2500
193600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10872555                                0.2500
106500.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10872557                                0.2500
192000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10872567                                0.2500
84800.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10872591                                0.2500
280000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10872595                                0.2500
173120.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10872601                                0.2500
137000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10872607                                0.2500
252240.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10872611                                0.2500
289600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10872641                                0.2500
308000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10872645                                0.2500
131920.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10872723                                0.2500
412000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10872729                                0.2500
212000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10872731                                0.2500
216000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10872741                                0.2500
112000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10872755                                0.2500
82400.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10872763                                0.2500
353000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10872791                                0.2500
207000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10872795                                0.2500
42375.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10872797                                0.2500
119875.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10873319                                0.2500
285612.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10873545                                0.2500
225123.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10873665                                0.2500
145600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10873673                                0.2500
90985.34                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10873755                                0.2500
267920.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10873757                                0.2500
84000.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10873841                                0.2500
112000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10873861                                0.2500
166655.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10873927                                0.2500
258400.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10873937                                0.2500
313000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10873965                                0.2500
241600.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10875201                                0.2500
166859.70                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875275                                0.2500
547600.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10875281                                0.2500
378881.43                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875283                                0.2500
311050.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10875297                                0.2500
238794.44                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

10875299                                0.2500
485900.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10875309                                0.2500
480000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10875315                                0.2500
175000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10875321                                0.2500
182600.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10875325                                0.2500
86728.85                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10875347                                0.2500
324800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875351                                0.2500
317550.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10875353                                0.2500
562000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10875359                                0.2500
82788.51                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10875361                                0.2500
87285.18                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10875363                                0.2500
137828.29                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10875369                                0.2500
89924.39                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875377                                0.2500
282475.18                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10875381                                0.2500
91273.26                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875383                                0.2500
417000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10875389                                0.2500
144628.39                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875391                                0.2500
480000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875395                                0.2500
239250.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10875399                                0.2500
113561.35                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875401                                0.2500
499502.24                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

10875403                                0.2500
257800.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10875407                                0.2500
494144.61                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10875413                                0.2500
142188.99                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875429                                0.2500
472000.00                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

10875435                                0.2500
300000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10875437                                0.2500
404000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10875443                                0.2500
238963.43                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875461                                0.2500
449602.97                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10875475                                0.2500
497599.75                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10875477                                0.2500
443450.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10875485                                0.2500
520100.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10875489                                0.2500
372000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10875497                                0.2500
314300.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875499                                0.2500
290000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10875507                                0.2500
424824.86                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10875515                                0.2500
215600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10875521                                0.2500
585000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10875529                                0.2500
491596.71                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10875545                                0.2500
574700.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875549                                0.2500
112105.74                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875613                                0.2500
168000.00                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

10875627                                0.2500
734500.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10875631                                0.2500
590000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10875633                                0.2500
649517.61                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10875637                                0.2500
650000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10875645                                0.2500
187997.88                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10875661                                0.2500
179924.11                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10875671                                0.2500
139128.78                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10875679                                0.2500
780000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10875685                                0.2500
119422.74                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10875691                                0.2500
124920.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10875695                                0.2500
468000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10875701                                0.2500
96550.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10875709                                0.2500
262856.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10875719                                0.2500
118926.58                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875723                                0.2500
120000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875725                                0.2500
99826.53                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10875733                                0.2500
135877.60                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10875735                                0.2500
548984.40                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875739                                0.2500
500098.85                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10875743                                0.2500
105522.01                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10875745                                0.2500
75082.31                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875751                                0.2500
134300.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10875753                                0.2500
44336.89                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10875755                                0.2500
83973.19                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10875757                                0.2500
113750.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10875759                                0.2500
584812.23                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10875769                                0.2500
492000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875773                                0.2500
81700.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10875779                                0.2500
101528.29                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10875787                                0.2500
95068.53                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10875795                                0.2500
446000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10875797                                0.2500
75939.22                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10875799                                0.2500
506000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875801                                0.2500
212100.00                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10875809                                0.2500
211900.00                               0.0300
6.2500                                  0.0000
6.0000                                  0.0000
5.9700
5.9700                                  0.0000

10875819                                0.2500
287450.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10875829                                0.2500
240000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875859                                0.2500
104157.27                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10875861                                0.2500
583997.73                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10875869                                0.2500
649453.92                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875891                                0.2500
488000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10875911                                0.2500
222000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875915                                0.2500
142382.33                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10875917                                0.2500
147765.03                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875919                                0.2500
154186.78                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10875931                                0.2500
616000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10875935                                0.2500
430000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875937                                0.2500
77963.74                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10875939                                0.2500
209438.49                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875941                                0.2500
419358.86                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10875945                                0.2500
426700.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10875949                                0.2500
360000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10875953                                0.2500
540264.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10875971                                0.2500
548000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875973                                0.2500
535920.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10875977                                0.2500
352000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10875979                                0.2500
556000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10875981                                0.2500
456000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875983                                0.2500
581600.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10875991                                0.2500
499579.93                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10876001                                0.2500
135687.63                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876031                                0.2500
473850.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876033                                0.2500
116800.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10876053                                0.2500
211000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876063                                0.2500
455500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10876065                                0.2500
508832.53                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10876075                                0.2500
111200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876113                                0.2500
220000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876117                                0.2500
417000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876141                                0.2500
104655.27                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876145                                0.2500
97175.09                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876151                                0.2500
111433.74                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876179                                0.2500
73902.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10876183                                0.2500
439392.39                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876193                                0.2500
119417.42                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876195                                0.2500
106400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876203                                0.2500
448000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876211                                0.2500
720000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876213                                0.2500
104635.98                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876217                                0.2500
472000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10876219                                0.2500
462400.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876225                                0.2500
506000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10876227                                0.2500
96000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10876229                                0.2500
99819.08                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876235                                0.2500
94400.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876243                                0.2500
89482.38                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10876263                                0.2500
256000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10876267                                0.2500
199800.90                               0.0300
6.0000                                  0.0000
5.7500                                  0.0000
5.7200
5.7200                                  0.0000

10876273                                0.2500
479302.97                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876275                                0.2500
452735.83                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10876281                                0.2500
440000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876283                                0.2500
464000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10876289                                0.2500
232000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876295                                0.2500
256000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10876301                                0.2500
109368.76                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876315                                0.2500
478320.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876323                                0.2500
499000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876325                                0.2500
455000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876327                                0.2500
274700.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10876329                                0.2500
216800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876355                                0.2500
109084.81                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10876359                                0.2500
88000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876367                                0.2500
455200.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10876377                                0.2500
448000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876379                                0.2500
532000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876387                                0.2500
499217.53                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876391                                0.2500
344800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876407                                0.2500
124627.66                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876413                                0.2500
94000.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10876423                                0.2500
58419.21                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876427                                0.2500
58419.21                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876433                                0.2500
83878.01                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876447                                0.2500
168910.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10876449                                0.2500
107815.50                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10876455                                0.2500
75148.24                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876475                                0.2500
105446.63                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876479                                0.2500
106400.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876497                                0.2500
124632.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876507                                0.2500
111836.93                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876515                                0.2500
472000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876529                                0.2500
449621.94                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10876535                                0.2500
579596.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876537                                0.2500
496400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876547                                0.2500
454000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876551                                0.2500
544000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876559                                0.2500
126750.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10876567                                0.2500
99651.40                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876579                                0.2500
326464.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876581                                0.2500
341508.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876583                                0.2500
109800.58                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10876587                                0.2500
649032.21                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876593                                0.2500
420000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876601                                0.2500
112540.89                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876613                                0.2500
119731.14                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876621                                0.2500
127299.57                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876625                                0.2500
151900.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876635                                0.2500
469600.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876653                                0.2500
584458.76                               0.0300
6.1250                                  0.0000
5.8750                                  0.0000
5.8450
5.8450                                  0.0000

10876663                                0.2500
124450.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10876679                                0.2500
98967.52                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876681                                0.2500
550000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876689                                0.2500
116226.07                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10876695                                0.2500
600000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10876699                                0.2500
79607.57                                0.0800
8.5000                                  0.0000
8.2500                                  0.0000
8.1700
6.5000                                  1.6700

10876705                                0.2500
128049.30                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876731                                0.2500
116000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876735                                0.2500
455354.24                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10876737                                0.2500
200000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876739                                0.2500
165200.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876741                                0.2500
443355.26                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876749                                0.2500
274000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10876751                                0.2500
452000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876753                                0.2500
413000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876757                                0.2500
109467.73                               0.0800
8.5000                                  0.0000
8.2500                                  0.0000
8.1700
6.5000                                  1.6700

10876763                                0.2500
279285.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876765                                0.2500
520000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876771                                0.2500
81200.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10876777                                0.2500
610000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876789                                0.2500
430400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876797                                0.2500
205600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10876813                                0.2500
620500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876815                                0.2500
303886.74                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10876821                                0.2500
515540.30                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10876823                                0.2500
541555.73                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10876827                                0.2500
147826.24                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10876831                                0.2500
239200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876837                                0.2500
460000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10876839                                0.2500
504615.74                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10876841                                0.2500
368000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10876843                                0.2500
519150.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10876851                                0.2500
79246.79                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10876865                                0.2500
426000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10876867                                0.2500
472000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10876881                                0.2500
468000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10877187                                0.2500
75300.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10877243                                0.2500
51100.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10877283                                0.2500
131200.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10877291                                0.2500
105264.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10877303                                0.2500
454800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10877321                                0.2500
91120.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10877323                                0.2500
98320.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10877339                                0.2500
86000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10877345                                0.2500
348000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10877357                                0.2500
85000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10877391                                0.2500
107920.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10877419                                0.2500
127500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10877431                                0.2500
73000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10877435                                0.2500
114320.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10877443                                0.2500
106200.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10877447                                0.2500
195000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10877471                                0.2500
67500.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10877511                                0.2500
348000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10877525                                0.2500
108000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10877533                                0.2500
120000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10877535                                0.2500
184000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10877581                                0.2500
150750.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10877589                                0.2500
101992.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10877621                                0.2500
77250.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10877633                                0.2500
120000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10877647                                0.2500
150000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10877649                                0.2500
184000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10877657                                0.2500
64000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10877683                                0.2500
140000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10877747                                0.2500
560000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10877751                                0.2500
101992.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10877757                                0.2500
118720.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10877787                                0.2500
111000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10877803                                0.2500
108800.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10877807                                0.2500
112400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10877817                                0.2500
101992.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10877829                                0.2500
500000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10877853                                0.2500
101250.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10877859                                0.2500
204400.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10877889                                0.2500
344250.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10877893                                0.2500
159250.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10877895                                0.2500
60000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10878497                                0.2500
172000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10878519                                0.2500
550000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10878527                                0.2500
228750.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10878827                                0.2500
201600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10878909                                0.2500
121600.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10878921                                0.2500
130400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10879113                                0.2500
149368.10                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10879135                                0.2500
179848.78                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10879167                                0.2500
79200.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10879245                                0.2500
195843.26                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10879251                                0.2500
90000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10879275                                0.2500
88093.79                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10879297                                0.2500
438750.00                               0.0800
7.7000                                  0.0000
7.4500                                  0.0000
7.3700
6.5000                                  0.8700

10879481                                0.2500
390000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10879505                                0.2500
175862.70                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10879509                                0.2500
180000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10879515                                0.2500
108800.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10879585                                0.2500
148326.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10879793                                0.2500
79934.43                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10880127                                0.2500
95000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10880151                                0.2500
464000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10880167                                0.2500
112800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10880185                                0.2500
211920.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10880189                                0.2500
290400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10880199                                0.2500
255000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10880203                                0.2500
120800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10880237                                0.2500
237883.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10880247                                0.2500
100000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10880249                                0.2500
150500.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10880267                                0.2500
142800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10880291                                0.2500
650000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10880327                                0.2500
198000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10880343                                0.2500
189000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10880381                                0.2500
120000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10880407                                0.2500
100800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10880455                                0.2500
119560.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10880465                                0.2500
263500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10880475                                0.2500
137129.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10880493                                0.2500
108750.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10880523                                0.2500
468000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10880529                                0.2500
410320.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10880541                                0.2500
117000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10880557                                0.2500
103200.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10880559                                0.2500
211000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10880561                                0.2500
233986.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10880597                                0.2500
100400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10880599                                0.2500
100400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10880601                                0.2500
100400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10880609                                0.2500
148000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10880625                                0.2500
140800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10880653                                0.2500
417000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10880663                                0.2500
160000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10880667                                0.2500
77600.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10880691                                0.2500
68400.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10880713                                0.2500
106400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10880723                                0.2500
133600.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10881189                                0.2500
120900.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10881245                                0.2500
168210.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10881257                                0.2500
171810.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10881427                                0.2500
96000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10881435                                0.2500
80750.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10881537                                0.2500
79192.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10881563                                0.2500
143200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10881583                                0.2500
244800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10881615                                0.2500
217500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10881623                                0.2500
574573.27                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10881721                                0.2500
121723.21                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10881725                                0.2500
466626.54                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10881731                                0.2500
416150.78                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10881733                                0.2500
414519.66                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10881735                                0.2500
107624.89                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10881755                                0.2500
131648.66                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10881801                                0.2500
204199.77                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10881803                                0.2500
449602.97                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10881811                                0.2500
616055.99                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10881819                                0.2500
511548.27                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10881821                                0.2500
511569.85                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10881837                                0.2500
284905.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10881839                                0.2500
597072.75                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10881845                                0.2500
207920.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10881855                                0.2500
539511.83                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10881873                                0.2500
483353.46                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10881879                                0.2500
435714.63                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10881889                                0.2500
607320.94                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10881895                                0.2500
607489.20                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10881911                                0.2500
261000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10881923                                0.2500
642216.01                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10881933                                0.2500
449621.95                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10881997                                0.2500
584508.53                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10882017                                0.2500
575527.86                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10882041                                0.2500
479150.68                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10882055                                0.2500
434669.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10882057                                0.2500
703309.16                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10882079                                0.2500
572000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10882227                                0.2500
198249.03                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10882245                                0.2500
105600.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10882329                                0.2500
454806.75                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10882339                                0.2500
640000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10882361                                0.2500
465000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10882367                                0.2500
693152.69                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10882387                                0.2500
496000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10882397                                0.2500
619528.23                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10882401                                0.2500
86793.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10882411                                0.2500
572564.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10882439                                0.2500
81700.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10882475                                0.2500
257600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10882489                                0.2500
111600.00                               0.0800
7.6500                                  0.0000
7.4000                                  0.0000
7.3200
6.5000                                  0.8200

10882515                                0.2500
95000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10882853                                0.2500
153678.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10882899                                0.2500
56700.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10882929                                0.2500
150400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10882933                                0.2500
150000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10882941                                0.2500
64800.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10882947                                0.2500
152750.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10882953                                0.2500
58500.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10882955                                0.2500
73800.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10882957                                0.2500
62100.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10882983                                0.2500
100000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10882991                                0.2500
102400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10883001                                0.2500
231000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10883021                                0.2500
83600.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10883051                                0.2500
176800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10883071                                0.2500
387200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10883079                                0.2500
100000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10883089                                0.2500
168000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10883099                                0.2500
60000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10883119                                0.2500
208000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10883121                                0.2500
89600.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10883153                                0.2500
133000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10883169                                0.2500
118400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10883189                                0.2500
178500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10883191                                0.2500
161000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10883247                                0.2500
244000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10883251                                0.2500
228750.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10883263                                0.2500
192000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10883279                                0.2500
127297.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10883311                                0.2500
81900.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10883331                                0.2500
295200.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10883827                                1.1400
330000.00                               0.0300
7.2500                                  0.0000
6.1100                                  0.0000
6.0800
6.0800                                  0.0000

10883833                                0.9700
332764.97                               0.0800
7.7500                                  0.0000
6.7800                                  0.0000
6.7000
6.5000                                  0.2000

10884545                                0.2500
88000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10884571                                0.2500
103200.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10884613                                0.2500
89000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10884619                                0.2500
40000.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10884627                                0.2500
159865.58                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10884667                                0.2500
92000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10884671                                0.2500
256500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10884755                                0.2500
107919.85                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10884797                                0.2500
159250.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10884939                                0.2500
93600.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10885013                                0.2500
250000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10885101                                0.2500
39510.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10885111                                0.2500
181443.65                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10885115                                0.2500
219315.59                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10885119                                0.2500
679414.53                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10885215                                0.2500
171750.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10885591                                0.2500
146100.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10885593                                0.2500
68400.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10885599                                0.2500
96000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10885611                                0.2500
56000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10885621                                0.2500
78400.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10885625                                0.2500
191000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10885631                                0.2500
232500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10885647                                0.2500
108000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10885675                                0.2500
126320.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10885677                                0.2500
74000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10885681                                0.2500
93000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10885689                                0.2500
145600.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10885699                                0.2500
59360.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10885715                                0.2500
191857.51                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10885767                                0.2500
132160.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10885777                                0.2500
100000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10885809                                0.2500
123100.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10885863                                0.2500
118400.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10885897                                0.2500
149216.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10885917                                0.2500
174624.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10885923                                0.2500
99200.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10886419                                0.2500
232000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10886465                                0.2500
93100.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10887397                                0.2500
122550.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10887445                                0.2500
143600.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10887457                                0.2500
300000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10887497                                0.2500
97500.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10887623                                0.2500
205199.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10887689                                0.2500
164000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10887693                                0.2500
471200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10887739                                0.2500
150000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10888093                                0.2500
144800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10888101                                0.2500
112000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10888121                                0.2500
92000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888157                                0.2500
140000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888173                                0.2500
135920.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10888193                                0.2500
119584.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10888195                                0.2500
161600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10888199                                0.2500
75600.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10888217                                0.2500
190000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10888223                                0.2500
77000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888241                                0.2500
236400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888267                                0.2500
129000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888269                                0.2500
114950.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10888271                                0.2500
134400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888275                                0.2500
444000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10888307                                0.2500
184000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888337                                0.2500
258400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888359                                0.2500
170000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888361                                0.2500
113600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10888379                                0.2500
460000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888395                                0.2500
91200.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10888399                                0.2500
180000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10888411                                0.2500
82400.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10888415                                0.2500
130000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888435                                0.2500
488000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888467                                0.2500
148000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10888537                                0.2500
185600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10888539                                0.2500
123300.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10888549                                0.2500
99080.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10888561                                0.2500
75000.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10888569                                0.2500
80000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10888573                                0.2500
57675.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10888585                                0.2500
206250.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10888593                                0.2500
97600.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10888613                                0.2500
115120.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888623                                0.2500
85950.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10888627                                0.2500
106400.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10888663                                0.2500
156000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10888665                                0.2500
85500.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10888689                                0.2500
204000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10888691                                0.2500
80750.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10888707                                0.2500
127900.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10888711                                0.2500
164800.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10889233                                0.2500
179200.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10889247                                0.2500
256000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10889253                                0.2500
486400.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10889265                                0.2500
107250.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10889437                                0.2500
108000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10889455                                0.2500
146000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10889551                                0.2500
199550.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10889659                                0.2500
470000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10889675                                0.2500
110120.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10889777                                0.2500
117600.00                               0.0500
6.8000                                  0.0000
6.5500                                  0.0000
6.5000
6.5000                                  0.0000

10889851                                0.2500
76800.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10889877                                0.2500
155000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10889963                                0.2500
500000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10889973                                0.2500
28600.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10889975                                0.2500
116000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10890649                                0.2500
103000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10890773                                0.2500
50000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10890779                                0.2500
239750.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10890877                                0.2500
58609.90                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10890951                                0.2500
51000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10890971                                0.2500
70200.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10890975                                0.2500
77850.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10891015                                0.2500
58400.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10891105                                0.2500
100800.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10891157                                0.2500
399999.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10891209                                0.2500
233200.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10891271                                0.2500
76000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10891287                                0.2500
92000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10891295                                0.2500
200000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10891305                                0.2500
91200.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10891307                                0.2500
55000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10891357                                0.2500
81000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10892805                                0.2500
327168.57                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10892819                                0.2500
71946.57                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10893033                                0.2500
90000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10893245                                0.2500
84640.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10893373                                0.2500
84000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10893433                                0.2500
184500.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10893459                                0.2500
212000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10893479                                0.2500
123500.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10893509                                0.2500
80200.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10894337                                0.2500
78400.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10894411                                0.2500
105000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10894415                                0.2500
52000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10894423                                0.2500
101600.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10894427                                0.2500
75000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10894441                                0.2500
91200.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10894453                                0.2500
82800.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10894467                                0.2500
76400.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10894485                                0.2500
103120.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10894511                                0.2500
76000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10894613                                0.2500
116000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10894643                                0.2500
235000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10894653                                0.2500
45000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10894669                                0.2500
149600.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10894703                                0.2500
153000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10894723                                0.2500
96500.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10894765                                0.2500
50000.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10894791                                0.2500
52225.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10894793                                0.2500
45000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10894795                                0.2500
80560.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10894797                                0.2500
109200.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10894837                                0.2500
63800.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10894871                                0.2500
120720.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10894903                                0.2500
229939.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10894929                                0.2500
91920.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10894933                                0.2500
53600.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10894963                                0.2500
79172.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10895343                                0.2500
371000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10896007                                0.2500
308000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10896065                                0.2500
111200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10896079                                0.2500
125200.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10896137                                0.2500
332000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10896153                                0.2500
100400.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10896271                                0.2500
104012.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10896303                                0.2500
109500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10896309                                0.2500
164800.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10896447                                0.2500
475000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10896459                                0.2500
181930.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10896489                                0.2500
212000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10896537                                0.2500
440000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10896557                                0.2500
392000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10896683                                0.2500
118500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10897403                                0.2500
205000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10897413                                0.2500
94900.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10897419                                0.2500
167851.78                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10897829                                0.2500
106400.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10897861                                0.2500
66500.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10897903                                0.2500
78400.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10897989                                0.2500
56610.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10898017                                0.2500
119508.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10898071                                0.2500
56560.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10898075                                0.2500
105600.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10898081                                0.2500
64000.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10898095                                0.2500
72000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10898125                                0.2500
86400.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10898145                                0.2500
69600.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10898147                                0.2500
60000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10898189                                0.2500
60000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10898213                                0.2500
136000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10898231                                0.2500
62250.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10898247                                0.2500
70250.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10898283                                0.2500
63600.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10898293                                0.2500
88000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10898301                                0.2500
79920.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10898303                                0.2500
76000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10898305                                0.2500
120000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10898307                                0.2500
114906.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10898309                                0.2500
52500.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10898317                                0.2500
56400.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10898325                                0.2500
138400.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10898357                                0.2500
88000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10898367                                0.2500
100000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10898385                                0.2500
63200.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10898393                                0.2500
117000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10898855                                0.2500
220000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10900945                                0.2500
217223.00                               0.0800
6.9990                                  0.0000
6.7490                                  0.0000
6.6690
6.5000                                  0.1690

10901545                                0.2500
84000.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10901593                                0.2500
265500.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10901927                                0.2500
600000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10903277                                0.2500
93500.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10904943                                0.2500
90000.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10904989                                0.2500
105600.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10905017                                0.2500
88000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10905031                                0.2500
78780.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10905103                                0.2500
441000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10905357                                0.2500
112000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10905361                                0.2500
60500.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10905417                                0.2500
72000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10905421                                0.2500
63750.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10905451                                0.2500
69520.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10905485                                0.2500
73800.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10905531                                0.2500
67416.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10905533                                0.2500
67416.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10905671                                0.2500
68000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10905691                                0.2500
85500.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10905743                                0.2500
133520.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10905765                                0.2500
120000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10906075                                0.2500
115000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10906221                                0.2500
174000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10906475                                0.2500
152722.64                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10906543                                0.2500
610000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10906577                                0.2500
97500.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10906791                                0.2500
111750.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10906889                                0.2500
107544.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10906989                                0.2500
104000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10906991                                0.2500
77868.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10907003                                0.2500
58000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10907023                                0.2500
66400.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10907059                                0.2500
112000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10907131                                0.2500
71920.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10907203                                0.2500
60000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10907251                                0.2500
68400.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10907255                                0.2500
98400.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10907355                                0.2500
110673.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10907377                                0.2500
68800.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10907379                                0.2500
59000.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10907415                                0.2500
120000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10907421                                0.2500
64800.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10907433                                0.2500
423500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10907515                                0.2500
26250.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10907637                                0.2500
63000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10907639                                0.2500
160000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10907645                                0.2500
107864.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10907653                                0.2500
51750.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10907655                                0.2500
73400.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10908257                                0.2500
205000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10908279                                0.2500
350500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10908413                                0.2500
85000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10908499                                0.2500
736000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10908587                                0.2500
88292.20                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10908605                                0.2500
154738.81                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10908607                                0.2500
436050.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10908615                                0.2500
220000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10908787                                0.2500
123000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10909175                                0.2500
139896.10                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10909179                                0.2500
176000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10909181                                0.2500
220636.13                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10909191                                0.2500
195727.16                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10909193                                0.2500
231844.34                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10909205                                0.2500
221250.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10909225                                0.2500
72443.44                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10909229                                0.2500
92930.98                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10909241                                0.2500
103922.82                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10909243                                0.2500
99925.79                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10909245                                0.2500
100601.99                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10909247                                0.2500
149175.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10909273                                0.2500
108759.98                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10909281                                0.2500
102336.36                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10909285                                0.2500
288000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10909297                                0.2500
246202.96                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10909303                                0.2500
148674.99                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10909347                                0.2500
222400.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10909367                                0.2500
87927.86                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10909381                                0.2500
149600.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10909397                                0.2500
48000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10909469                                0.2500
91800.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10909495                                0.2500
114864.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10909869                                0.2500
540000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10909883                                0.2500
456000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10909899                                0.2500
137000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10909949                                0.2500
58500.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10909975                                0.2500
436500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10909999                                0.2500
144000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10910001                                0.2500
218300.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10910015                                0.2500
408000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10910315                                0.2500
478000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10910413                                0.2500
112000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10910447                                0.2500
500000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10910471                                0.2500
64000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10910525                                0.2500
113000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10910577                                0.2500
92000.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10910641                                0.2500
66400.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10910691                                0.2500
52000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10910701                                0.2500
132000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10910735                                0.2500
92000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10910737                                0.2500
107944.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10910787                                0.2500
119625.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10910823                                0.2500
108000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10910857                                0.2500
76800.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10910877                                0.2500
98750.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10910889                                0.2500
106035.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10910923                                0.2500
53600.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10910955                                0.2500
65250.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10910973                                0.2500
92000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10911039                                0.2500
134394.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10911119                                0.2500
96800.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10912095                                0.2500
228000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10912235                                0.2500
88000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10912289                                0.2500
477000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10912325                                0.2500
136000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10912813                                0.2500
277000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10912861                                0.2500
149600.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10912877                                0.2500
84000.00                                0.0800
6.9990                                  0.0000
6.7490                                  0.0000
6.6690
6.5000                                  0.1690

10913219                                0.2500
295245.58                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10913253                                0.2500
120000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10915117                                0.2500
51680.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10915173                                0.2500
148400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10915233                                0.2500
132000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10915235                                0.2500
528000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10915319                                0.2500
71500.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10915351                                0.2500
58948.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10915403                                0.2500
86250.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10915425                                0.2500
94500.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10915529                                0.2500
95200.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10915535                                0.2500
98999.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10915541                                0.2500
104400.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10915553                                0.2500
120000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10915585                                0.2500
92000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10915647                                0.2500
87920.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10915669                                0.2500
59920.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10917495                                0.2500
460700.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10917513                                0.2500
247006.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10917537                                0.2500
425550.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10917543                                0.2500
100900.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10917719                                0.2500
150000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10917773                                0.2500
76500.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10917799                                0.2500
146400.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10917915                                0.2500
320000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10917921                                0.2500
244000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10917923                                0.2500
160000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10917977                                0.2500
390000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10917987                                0.2500
200000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10918061                                0.2500
280000.00                               0.0800
7.6500                                  0.0000
7.4000                                  0.0000
7.3200
6.5000                                  0.8200

10918099                                0.2500
84600.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10918225                                0.2500
79450.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10918277                                0.2500
83600.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10918305                                0.2500
142000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10918603                                0.2500
85200.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10919425                                0.2500
240000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10919437                                0.2500
120000.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10919499                                0.2500
60000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10919597                                0.2500
69200.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10919619                                0.2500
108800.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10919623                                0.2500
80000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10919651                                0.2500
96000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10919703                                0.2500
123200.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10919711                                0.2500
76800.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10919733                                0.2500
95000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10919767                                0.2500
63600.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10919783                                0.2500
61520.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10919803                                0.2500
79050.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10919809                                0.2500
61056.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10919853                                0.2500
70110.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10919859                                0.2500
69600.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10919865                                0.2500
63200.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10919881                                0.2500
112480.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10919929                                0.2500
87750.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10920055                                0.2500
71120.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10920103                                0.2500
95400.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10920135                                0.2500
116000.00                               0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10920189                                0.2500
90250.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10920211                                0.2500
53250.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10920343                                0.2500
121600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10920467                                0.2500
107680.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10920483                                0.2500
80010.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10920517                                0.2500
86550.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10922301                                0.2500
544050.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10922765                                0.2500
189600.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10922831                                0.2500
519650.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10923001                                0.2500
40500.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10923019                                0.2500
416250.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10923031                                0.2500
147200.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10923101                                0.2500
30000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10923137                                0.2500
96500.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10923157                                0.2500
274400.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10923197                                0.2500
172500.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10923203                                0.2500
208802.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10923275                                0.2500
86400.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10923521                                0.2500
157500.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10923801                                0.2500
142400.00                               0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10923823                                0.2500
56000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10923897                                0.2500
83200.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10923899                                0.2500
100000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10924015                                0.2500
120000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10924051                                0.2500
81647.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10924109                                0.2500
76000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10924129                                0.2500
88000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10924189                                0.2500
88000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10924271                                0.2500
75920.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10924327                                0.2500
86550.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10924335                                0.2500
54000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10924387                                0.2500
45375.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10924415                                0.2500
84500.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10924441                                0.2500
53600.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10924457                                0.2500
64000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10924501                                0.2500
61200.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10924503                                0.2500
73425.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10924587                                0.2500
88999.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10924689                                0.2500
96928.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10924715                                0.2500
100000.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10924765                                0.2500
52000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10925715                                0.2500
284000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10925743                                0.2500
585476.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10925945                                0.2500
444500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10926149                                0.2500
381500.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10927333                                0.2500
95550.00                                0.0800
6.9990                                  0.0000
6.7490                                  0.0000
6.6690
6.5000                                  0.1690

10927347                                0.2500
151200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10928077                                0.2500
100000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10928117                                0.2500
56214.13                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10928133                                0.2500
76000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10928365                                0.2500
376550.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10928367                                0.2500
309602.21                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10928397                                0.2500
103600.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10928401                                0.2500
96700.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10929027                                0.2500
108800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10929035                                0.2500
94400.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10929187                                0.2500
75200.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10929209                                0.2500
75000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10929257                                0.2500
68000.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10929453                                0.2500
51200.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10929463                                0.2500
98400.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10929545                                0.2500
64400.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10930751                                0.2500
191200.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10930753                                0.2500
114800.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10931117                                0.2500
89600.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10931199                                0.2500
608000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10931267                                0.2500
240000.00                               0.0800
6.9990                                  0.0000
6.7490                                  0.0000
6.6690
6.5000                                  0.1690

10931503                                0.2500
120175.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10931845                                0.2500
78720.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10931849                                0.2500
368000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10931879                                0.2500
85000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10932125                                0.2500
188800.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10932131                                0.2500
330000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10932155                                0.2500
650000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10932189                                0.2500
67416.00                                0.0800
8.3750                                  0.0000
8.1250                                  0.0000
8.0450
6.5000                                  1.5450

10932719                                0.2500
85000.00                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10932727                                0.2500
87062.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10932763                                0.2500
82400.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10932765                                0.2500
125000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10932811                                0.2500
78400.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10932813                                0.2500
100800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10932911                                0.2500
75000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10932953                                0.2500
120750.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10932977                                0.2500
89250.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10932993                                0.2500
129000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10933509                                0.2500
425000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10933553                                0.2500
207000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10933589                                0.2500
104550.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10933677                                0.2500
121500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10933793                                0.2500
124000.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10933857                                0.2500
93520.00                                0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10933879                                0.2500
570500.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10934479                                0.2500
108000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10934491                                0.2500
515000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10934521                                0.2500
600000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10934537                                0.2500
75000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10934545                                0.2500
274500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10934561                                0.2500
446800.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10934631                                0.2500
332500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10934839                                0.2500
104800.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10935017                                0.2500
92800.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10936239                                0.2500
78000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10936271                                0.2500
76000.00                                0.0800
8.1250                                  0.0000
7.8750                                  0.0000
7.7950
6.5000                                  1.2950

10936289                                0.2500
86400.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10939051                                0.2500
138500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10939053                                0.2500
91200.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10939083                                0.2500
106000.00                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10939093                                0.2500
93500.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10939103                                0.2500
112000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10942281                                0.2500
187340.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10942285                                0.2500
73000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10942299                                0.2500
90000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10942303                                0.2500
60000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10942319                                0.2500
417000.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10942327                                0.2500
83900.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10942331                                0.2500
109750.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10942333                                0.2500
175750.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10942353                                0.2500
429000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10942363                                0.2500
156648.26                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10942377                                0.2500
91875.02                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10942385                                0.2500
246320.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10942387                                0.2500
70400.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10942393                                0.2500
259500.00                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10942401                                0.2500
70500.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10942417                                0.2500
99915.99                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10942425                                0.2500
479000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10942443                                0.2500
159861.75                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10942445                                0.2500
152000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10942453                                0.2500
264466.47                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10942457                                0.2500
89924.39                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10942471                                0.2500
130000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10942485                                0.2500
69939.73                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10942521                                0.2500
138000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10942533                                0.2500
83940.71                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10942539                                0.2500
84693.13                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
6.5000                                  1.1700

10942541                                0.2500
46800.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10942545                                0.2500
478626.34                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10942571                                0.2500
447659.11                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10942583                                0.2500
749414.92                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10942591                                0.2500
565000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10942595                                0.2500
349691.20                               0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10942617                                0.2500
69990.56                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10942627                                0.2500
91500.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10942651                                0.2500
192349.83                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10942691                                0.2500
119887.56                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10942695                                0.2500
441700.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10942709                                0.2500
499619.54                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10942711                                0.2500
168600.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10942717                                0.2500
424000.00                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10942719                                0.2500
100000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10942743                                0.2500
78500.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10942757                                0.2500
456000.00                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10942765                                0.2500
128000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10942781                                0.2500
152000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10942799                                0.2500
54959.18                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10942801                                0.2500
104848.40                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10942809                                0.2500
301340.32                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10942841                                0.2500
78010.98                                0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10942851                                0.2500
185500.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10942859                                0.2500
342000.00                               0.0300
6.5000                                  0.0000
6.2500                                  0.0000
6.2200
6.2200                                  0.0000

10942861                                0.2500
97291.28                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10942865                                0.2500
89500.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
6.5000                                  0.9200

10942889                                0.2500
494000.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10942897                                0.2500
136199.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10942899                                0.2500
149000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10942903                                0.2500
690000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10942907                                0.2500
200800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10942915                                0.2500
258000.00                               0.0300
6.3750                                  0.0000
6.1250                                  0.0000
6.0950
6.0950                                  0.0000

10942917                                0.2500
120000.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10942923                                0.2500
591700.00                               0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10943979                                0.2500
87900.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10944147                                0.2500
83000.00                                0.0800
7.9990                                  0.0000
7.7490                                  0.0000
7.6690
6.5000                                  1.1690

10944611                                0.2500
80000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10944767                                0.2500
84000.00                                0.0300
6.7500                                  0.0000
6.5000                                  0.0000
6.4700
6.4700                                  0.0000

10944919                                0.2500
77000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10944975                                0.2500
227500.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10946077                                0.2500
115900.00                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
6.5000                                  1.4200

10950079                                0.2500
118000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10951513                                0.2500
243500.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10951557                                0.2500
139200.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10953143                                0.2500
217000.00                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
6.5000                                  0.7950

10953839                                0.2500
82400.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10953863                                0.2500
60000.00                                0.0300
6.6250                                  0.0000
6.3750                                  0.0000
6.3450
6.3450                                  0.0000

10954039                                0.2500
115200.00                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10954311                                0.2500
111240.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10954327                                0.2500
75000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
6.5000                                  0.6700

10956433                                0.2500
82400.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10956455                                0.2500
188000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
6.5000                                  0.0450

10956563                                0.2500
115150.00                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
6.5000                                  0.2950

10956733                                0.2500
116600.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
6.5000                                  0.5450

10956927                                0.2500
110591.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
6.5000                                  0.1700

10957389                                0.2500
220500.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10957457                                0.2500
82400.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

10960409                                0.2500
70225.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10960853                                0.2500
97000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10960925                                0.2500
95000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
6.5000                                  0.4200

10961019                                0.2500
95950.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
6.5000                                  1.0450

Total Number of Loans:                  2,173

Total Original Balance:                 403,875,971.10

Total Principal Balance:                403,429,034.54

Total Original P+I:                     2,635,945.09

Total Current P+I:                      2,635,939.01

                                       85

                                  EXHIBIT TWO-I

                         SCHEDULE OF DISCOUNT FRACTIONS
                                FOR GROUP I LOANS

                                       86

                                 EXHIBIT TWO-II

                       SCHEDULE OF DISCOUNT FRACTIONS FOR
                                 GROUP II LOANS

                                       87

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

        (i) the  applicable  Record Date,  Determination  Date and  Distribution
Date;

        (ii) for Loan Group I and Loan Group II separately, the aggregate amount of payments  received with respect to the Mortgage Loans,  including  prepayment amounts;

        (iii) the  Servicing  Fee and  Subservicing  Fee  payable  to the Master
Servicer and the Subservicer;

        (iv) the amount of any other fees or expenses paid;

        (v) (a) the amount of such  distribution  to the  Certificateholders  of such Class applied to reduce the Certificate  Principal Balance thereof, and (b)
the aggregate amount included therein representing Principal Prepayments;

        (vi)  the  amount  of such  distribution  to  Holders  of such  Class of
Certificates allocable to interest;

        (vii) if the  distribution  to the Holders of such Class of Certificates is less than the full  amount  that would be  distributable  to such  Holders if there were sufficient funds available therefor, the amount of the shortfall;

        (viii)  the  aggregate  Certificate  Principal  Balance of each Class of
Certificates and each of the Senior Percentage and Subordinate Class Percentage,
before and after giving effect to the amounts  distributed on such  Distribution
Date, separately  identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

        (ix) the aggregate  Certificate Principal Balance of each of the Class A
Certificates,  Class M Certificates  and Class B Certificates  as of the Closing
Date;

        (x) for Loan Group I and Loan Group II separately,  the weighted average remaining  term to maturity of the  Mortgage  Loans after  giving  effect to the amounts distributed on such Distribution Date;

        (xi) for Loan Group I and Loan Group II separately, the weighted average
Mortgage  Rates  of the  Mortgage  Loans  after  giving  effect  to the  amounts distributed on such Distribution Date;

        (xii) if applicable,  the Special  Hazard Amount,  Fraud Loss Amount and
Bankruptcy Amount and as of the close of business on the applicable Distribution
Date;

        (xiii) for Loan Group I and Loan Group II  separately,  the Pool  Stated
Principal  Balance and number of the Mortgage  Loans after giving  effect to the distribution of principal on such  Distribution  Date and the number of Mortgage
Loans at the beginning and end of the related Due Period;

                                       88

        (xiv) for Loan Group I and Loan Group II separately, on the basis of the most recent  reports  furnished  to it by  Sub-Servicers,  the number and Stated
Principal  Balances of Mortgage  Loans that are  Delinquent  (A) 30-59 days, (B)
60-89 days and (C) 90 or more days and the number and Stated Principal  Balances of Mortgage Loans that are in foreclosure;

        (xv) for Loan Group I and Loan Group II separately, the aggregate amount of Realized Losses for such Distribution Date;

        (xvi) the amount, terms and general purpose of any Advance by the Master
Servicer pursuant to Section 4.04;

        (xvii) any material modifications, extensions or waivers to the terms of the  Mortgage  Loans  during  the Due  Period or that have  cumulatively  become material over time;

        (xviii)  any  material  breaches  of Mortgage  Loan  representations  or warranties or covenants in the Agreement;

        (xix) the related Subordinate Principal Distribution Amount;

        (xx)  for  Loan  Group I and  Loan  Group  II  separately,  the  number, aggregate principal balance and Stated Principal Balances of any REO Properties;

        (xxi) the aggregate Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of  Certificates,  after giving  effect to the  distribution made on such Distribution Date;

        (xxii) the Pass-Through Rate with respect to the Class A-V Certificates;

        (xxiii) [Reserved];

        (xxiv) the Notional  Amount with respect to each class of Interest  Only
Certificates;

        (xxv) the occurrence of the Credit Support Depletion Date;

        (xxvi) the related Senior Accelerated Distribution Percentage applicable to such distribution;

        (xxvii) the related Senior Percentage for such Distribution Date; and

        (xxviii) for Loan Group I and Loan Group II  separately,  the  aggregate amount of any recoveries on previously foreclosed loans from Sellers.

        (xxix) with respect to each of the Class II-A-1, Class II-A-5, and Class
II-A-7  Certificates,  the  amount of any  Yield  Maintenance  Payment  for such
Distribution Date, if any.

        In the case of  information  furnished  pursuant to clauses (i) and (ii)
above,  the amounts shall be expressed as a dollar amount per Certificate with a
$1,000 denomination.

                                       89

        The   Trustee's   internet   website   will   initially  be  located  at
http://www.tss.db.com/invr.  To receive  this  statement  via first  class mail, telephone the trustee at (800) 735-7777.

                                       90

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                       AGREEMENT DATED AS OF MARCH 1, 2006

================================================================================

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT

                            Dated as of March 1, 2006

                        Residential Accredit Loans, Inc.
                 Mortgage Asset-Backed Pass-Through Certificates

================================================================================

        Section 2.03. Representations, Warranties and Covenants of the Master
                          Servicer and the Company.........................................42

        Section 2.04. Representations and Warranties of Residential Funding................44

        Section 2.05. Execution and Authentication of Certificates/Issuance of
                          Certificates Evidencing Interests in REMIC I Certificates........46

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
                          Interests; Acceptance by the Trustee.............................46

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............46

        Section 2.08. Purposes and Powers of the Trust.....................................46

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................46

        Section 3.01. Master Servicer to Act as Servicer...................................46

        Section 3.02. Subservicing Agreements Between Master Servicer and
                          Subservicers; Enforcement of Subservicers' and Sellers'

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                          Certificateholders...............................................50

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee......50

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
                          Custodial Account................................................50

        Section 3.08. Subservicing Accounts; Servicing Accounts............................53

        Section 3.09. Access to Certain Documentation and  Information Regarding the
                          Mortgage Loans...................................................55

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................55

        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
                          Thereunder.......................................................57

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
                          Coverage.........................................................58

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and

        Section 4.02. Distributions.     As provided in Section 4.02 of the Series
                          Supplement.......................................................74

        Section 4.03. Statements to Certificateholders; Statements to Rating
                          Agencies; Exchange Act Reporting.................................74

        Section 4.04. Distribution of Reports to the Trustee and  the Company;

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
                          Assignment of Rights and Delegation of Duties by Master
                          Servicer.........................................................89

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;

        Section 9.01. Optional Purchase by the Master Servicer of All Certificates;
                          Termination Upon Purchase by the Master Servicer or

        Section 10.03.Designation of REMIC(s). As provided in Section 10.03 of the
                          Series Supplement...............................................114

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II
                          Regular Interests. As provided in Section 10.04 of the
                          Series Supplement...............................................114

        Section 10.05.Compliance with Withholding Requirements. As provided in

                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit A-I:          Form of Class X Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit C-I:          Form of Class P Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:            Information to be Provided by the Master Servicer to the Rating
                      Agencies Relating to Reportable Modified Mortgage Loans
Exhibit R:            Servicing Criteria

        This is the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Standard Terms", and as incorporated by reference into a
Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing
Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"),
RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the
Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only
Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional
Amount thereof immediately prior to such Distribution Date. Accrued Certificate
Interest will be calculated on the basis of a 360-day year, consisting of twelve
30-day months. In each case Accrued Certificate Interest on any Class or
Subclass of Certificates will be reduced by the amount of:

        (i)    Prepayment Interest Shortfalls on all Mortgage Loans or, if the
               Mortgage Pool is comprised of two or more Loan Groups, on the
               Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating
               Interest as provided in Section 4.01),

         (ii)  the interest portion (adjusted to the Net Mortgage Rate (or the
               Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the
               Mortgage Pool is comprised of two or more Loan Groups, on the
               Mortgage Loans in the related Loan Group (including Excess
               Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy
               Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage
               Loans or, if the Mortgage Pool is comprised of two or more Loan
               Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO
               Disposition of such Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess
               Bankruptcy Losses or Extraordinary Losses, and

        (iv)   any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates,
               including interest that is not collectible from the Mortgagor pursuant to the Servicemembers Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time,

with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of
Accrued Certificate Interest payable from the related Loan Group on such
Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates,
Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the
Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of
Class B Certificates or such Class of Class M Certificates pursuant to Section
4.05.

        Addendum and Assignment Agreement: The Addendum and Assignment
Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional  Collateral  Loan:  Each  Mortgage  Loan that is supported by
Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master
Servicer, pursuant to Section 4.04.

        Advance Facility: As defined in Section 3.22.

        Advance Facility Notice: As defined in Section 3.22.

        Advance Facility Trustee: As defined in Section 3.22.

        Advancing Person: As defined in Section 3.22.

        Advance Reimbursement Amounts: As defined in Section 3.22.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and
"controlled" have meanings correlative to the foregoing.

        Ambac:  Ambac Assurance  Corporation  (formerly known as AMBAC Indemnity
Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and,
with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i)
Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments,
Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and
Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation
Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master
Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related
Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a
Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit
Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage
Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the
Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of
Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering
Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the
Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan
Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage
Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any
Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate
Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv)
any amount deposited in the Certificate Account pursuant to Section 4.07 or
Section 9.01, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to
Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety
Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged
Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate
Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y)
amounts permitted to be withdrawn by the Master Servicer from the Custodial
Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating
Interest provided pursuant to this Section 3.16(e) is less than Prepayment
Interest Shortfalls incurred on the Mortgage Loans in connection with Principal
Prepayments in Full and Curtailments made in the prior calendar month, such
Compensating Interest shall be allocated on such Distribution Date to the
Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such
Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient
Valuation or Debt Service Reduction; provided, however, that neither a Deficient
Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related
Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service
Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the
Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of
Michigan, the State of California, the State of Illinois or the State of
Minnesota (and such other state or states in which the Custodial Account or the
Certificate Account are at the time located) are required or authorized by law or executive order to be closed.
        Buydown Funds: Any amount contributed by the seller of a Mortgaged
Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 through September 30, and October 1 through December 31.

        Capitalization Reimbursement Amount: With respect to any Distribution
Date and, with respect to any Mortgage Pool comprised of two or more Loan
Groups, each Loan Group, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans or, if the Mortgage
Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, during the prior calendar month and reimbursed to the Master
Servicer or Subservicer on or prior to such Distribution Date pursuant to
Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the
Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: With respect to any
Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount, if any, by which the amount of
Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan
Groups, on the Mortgage Loans in the related Loan Group) during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount (or, if the Mortgage Pool is
comprised of two or more Loan Groups, Available Distribution Amount for the related Loan Group) for that Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a
Mortgage Loan as to which an REO Acquisition occurred, a determination by the
Master Servicer that it has received all Insurance Proceeds, Liquidation
Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date: As to any Distribution Date, the
Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured
Certificates, the Certificate Insurer to the extent of Cumulative Insurance
Payments, except that neither a Disqualified Organization nor a Non-United
States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this
Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate
thereof shall be deemed not to be outstanding and the Percentage Interest or
Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate
Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or
"Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

         (i)   the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii)  any Subsequent Recoveries added to the Certificate Principal
               Balance of such Certificate pursuant to Section 4.02, plus

        (iii)  in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate
               Principal Balance thereof prior to such date of determination, minus

         (iv)  the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor
               Certificate) and applied to reduce the Certificate Principal
               Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate)
               pursuant to Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the
Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage
Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this
Agreement.

        Class A-P Certificate: Any one of the Certificates designated as a Class
A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or
REO Disposition of a Discount Mortgage Loan, any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan
Group, the excess of the amount described in clause (C)(1) of the definition of
Class A-P Principal Distribution Amount (for the related Loan Group, if applicable) over the amount described in clause (C)(2) of such definition.

        Class A-P Principal Distribution Amount: With respect to any
Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount
        Mortgage Loan in the related Loan Group) due during the related Due
        Period, whether or not received on or prior to the related Determination
        Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy
        Losses exceeds the Bankruptcy Amount;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount
        Mortgage Loan in the related Loan Group) received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan
        described in clause (C) below), including Principal Prepayments in Full,
        Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount
        Fraction of the amount of any shortfall deposited in the Custodial
        Account in connection with such substitution);

               (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) that occurred during the preceding calendar month
        (or was deemed to have occurred during such period in accordance with
        Section 3.07(b)) that did not result in any Excess Special Hazard
        Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary
        Losses, an amount equal to the lesser of (1) the applicable Discount
        Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D) any amounts allocable to principal for any previous
        Distribution Date (calculated pursuant to clauses (A) through (C) above)
        that remain undistributed; and

               (E) the amount of any Class A-P Collection Shortfalls for such
        Distribution Date and the related Loan Group, if applicable, and the amount of any Class A-P Collection Shortfalls (for the related Loan
        Group, if applicable) remaining unpaid for all previous Distribution
        Dates, but only to the extent of the Eligible Funds for such
        Distribution Date; minus

               (F) the related Discount Fraction of the portion of the
        Capitalization Reimbursement Amount (for the related Loan Group, if applicable) for such Distribution Date, if any, related to each Discount
        Mortgage Loan (in the related Loan Group, if applicable).

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support Depletion Date, the Class A-P Principal
Distribution Amount (for a Loan Group, if applicable) shall equal the excess of
(i) the sum of (a) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (in the related Loan Group, if applicable) received or advanced prior to the related Determination Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy
Losses exceeds the Bankruptcy Amount and (b) the related Discount Fraction of the aggregate amount of unscheduled collections described in clauses (B) and (C)
above over (ii) the amount calculated pursuant to clause (F) above.

        Class A-V Certificate: Any one of the Certificates designated as a Class
A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class
B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class
M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986, as amended.

        Combined  Collateral LLC:  Combined  Collateral LLC, a Delaware  limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in
Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such
Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such
Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Compliance With Laws Representation: The following representation and warranty (or any representation and warranty that is substantially similar) made by Residential Funding in Section 4 of Assignment Agreement: "Each Mortgage Loan
at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a
Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the
Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement,
dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage
Corporation, Combined Collateral LLC and The First National Bank of Chicago (now
known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a
Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the
Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the
Company, the Master Servicer, the Trustee and a Custodian pursuant to which the
Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly
Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive   Certificate:   Any  Certificate  other  than  a  Book-Entry
Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a
Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to
59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on.
The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede &
Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and
a "clearing agency" registered pursuant to the provisions of Section 17A of the
Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net
Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the
Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount
Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for
Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization
(other than certain farmers' cooperatives described in Section 521 of the Code)
which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv)
rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an
Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an
Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R
Certificate to such Person. The terms "United States", "State" and
"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i)
maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the
Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted
Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial
Account or the Certificate Account will not reduce the rating assigned to any
Class of Certificates by such Rating Agency below the then-current rating assigned to such Certificates).

        Event of Default:  As defined in Section 7.01.

        Excess  Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof,  which exceeds the then applicable Bankruptcy Amount.

        Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

        Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution
Date on which the aggregate Certificate Principal Balance of the Class of
Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate
Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of
Realized Losses to be allocated to such classes of Certificates on such
Distribution Date as reduced by any amount calculated pursuant to clause (E) of the definition of Class A-P Principal Distribution Amount. With respect to any
Mortgage Pool that is comprised of two or more Loan Groups, the Excess
Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each
Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a
Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative
Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a)     losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b)     nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c)     hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1.      by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d)     any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e)     insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal
National Mortgage Association Charter Act, or any successor thereto.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related
Determination Date and any Mortgage Loan, the excess, if any, of Liquidation
Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or
REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such
Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage
Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Fraud Losses:  Realized  Losses on Mortgage  Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the
Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of
Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section
4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1,
Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master
Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of
Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first
Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of
Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial   Subordinate  Class  Percentage:   As  defined  in  the  Series
Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the
Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are
not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest  Only  Certificates:  A Class or Subclass of  Certificates  not
entitled  to  payments  of  principal,  and  designated  as such  in the  Series
Supplement.  The Interest Only Certificates  will have no Certificate  Principal
Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

        Junior Certificateholder: The Holder of not less than 95% of the
Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates
outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous
Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged
Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of
Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of
Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section
4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3,
Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the
Certificate Principal Balance of each Class of Certificates (other than the
Interest Only Certificates which have no Certificate Principal Balance) and each
Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a
Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such
Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO
Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any
Servicing Modification that constitutes a reduction of the interest rate on such
Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute
Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage
Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock
Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative
Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing
Modification.

        Mortgaged Property: The underlying real property securing a Mortgage
Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and
Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount
Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the
Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master
Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections,
Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such
Mortgage Loan by the Master Servicer, which forgives amounts which the Master
Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable
Advances. The determination by the Master Servicer that it has made a
Nonrecoverable Advance or that any proposed Advance would constitute a
Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only
Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the
Board, the President or a Vice President or Assistant Vice President, or a
Director or Managing Director, and by the Treasurer, the Secretary, or one of
the Assistant Treasurers or Assistant Secretaries of the Company or the Master
Servicer, as the case may be, and delivered to the Trustee, as required by this
Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the
Trustee and the Master Servicer, who may be counsel for the Company or the
Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan
(including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02,
2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent: The Trustee or any successor Paying Agent appointed by the
Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class
R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional
Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial
Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i)     obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the
        United States;

(ii)    repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)   federal funds,  certificates of deposit,  demand deposits, time deposits and bankers'  acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original  maturity of more than 365 days or a remaining maturity of more than 30 days)  denominated  in United States dollars of any U.S. depository  institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company;  provided that the debt obligations of such depository  institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available;  and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository  institution or trust company shall exceed 30 days, the short-term  rating of such institution  shall be A-1+ in the case of
        Standard & Poor's if Standard & Poor's is a Rating Agency;

(iv)    commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v)     any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available
        (in the case of Standard & Poor's such rating shall be either AAAm or
        AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi)    other obligations or securities that are acceptable to each Rating
        Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency
        (without giving effect to any Certificate Policy (as defined in the
        Series Supplement) in the case of Insured Certificates (as defined in the Series Supplement) below the lower of the then-current rating assigned to such Certificates by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and for purposes of this Agreement, any references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of
Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch;
provided, however, that any Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions: (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal Balance of the
Certificates and each investment must not mature beyond 30 days; (iii) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index. Any Permitted Investment may be held by or through the Trustee or its Affiliates.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the
Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage
Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master
Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any
Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance: As to any Distribution Date, the
aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b)
the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1
Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated
Principal Balance of all of the Mortgage Loans (or related REO Properties)
immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of
Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any
Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or
Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the
Stated Principal Balance of such Mortgage Loan over the amount of interest
(adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or
Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment
in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv)
and (v).

        Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series
Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a
Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: Collectively, the Client Guide and the Servicer Guide for
Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property)
required to be or otherwise purchased on any date pursuant to Section 2.02,
2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated
Principal Balance thereof plus the principal portion of any related unreimbursed
Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or
Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate
(or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by
Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i)    have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one
               Mortgage Loan for a Deleted Mortgage Loan, an aggregate
               outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage
               Loan (the amount of any shortfall to be deposited by Residential
               Funding in the Custodial Account in the month of substitution);

        (ii)   have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net
               Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of
               substitution;

        (iv)   have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage
               Loan;

        (v)    comply with each representation and warranty set forth in
               Sections 2.03 and 2.04 hereof and Section 4 of the Assignment
               Agreement; and

        (vi)   have a Pool Strip Rate equal to or greater than that of the
               Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified
Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a
Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the
Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the
"Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip
Rate of the related Deleted Mortgage Loan

        (i)    the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted
               Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii)   the excess of the Pool Strip Rate on such Qualified Substitute
               Mortgage Loan as calculated pursuant to the definition of "Pool
               Strip Rate" over the Pool Strip Rate on the related Deleted
               Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master
Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a)     as to which a Cash  Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal
                Balance of the Mortgage Loan (or REO Property) as of the date of
                Cash Liquidation or REO Disposition, plus (ii) interest (and REO
                Imputed Interest,  if any) at the Net Mortgage Rate from the Due
                Date  as  to  which  interest  was  last  paid  or  advanced  to
                Certificateholders  up to the Due Date in the Due Period related to the  Distribution  Date on which such  Realized  Loss will be allocated  pursuant  to  Section  4.05 on the  Stated  Principal
                Balance  of such  Mortgage  Loan (or REO  Property)  outstanding during  each  Due  Period  that  such  interest  was not paid or advanced,  minus (iii) the proceeds, if any, received during the month  in  which  such  Cash  Liquidation  (or REO  Disposition)
                occurred, to the extent applied as recoveries of interest at the
                Net Mortgage Rate and to principal of the Mortgage  Loan, net of the portion  thereof  reimbursable to the Master Servicer or any
                Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement  thereunder but which have not been previously reimbursed,

        (b)     which is the  subject of a Servicing  Modification,  (i) (1) the amount by which the interest portion of a Monthly Payment or the principal  balance of such  Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were
                forgiven  and  that  constitute   Servicing  Advances  that  are
                reimbursable to the Master  Servicer or a Subservicer,  and (ii)
                any such amount with  respect to a Monthly  Payment  that was or would have been due in the month immediately following the month in which a Principal  Prepayment  or the Purchase  Price of such
                Mortgage Loan is received or is deemed to have been received,

        (c)    which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the
               Deficient Valuation, or

        (d)    which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service
Reduction shall be deemed a Realized Loss hereunder so long as the Master
Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a
Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage
Loan will be reduced to the extent such recoveries are applied to reduce the
Certificate Principal Balance of any Class of Certificates on any Distribution
Date.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular  Certificate:  Any of the  Certificates  other  than a  Class  R
Certificate.

        Regulation AB: Subpart  229.1100 - Asset Backed  Securities  (Regulation
AB),  17 C.F.R.  ss.ss.229.1100-229.1123,  as such may be  amended  from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed  Securities,  Securities
Act Release No. 33-8518,  70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the
staff of the  Commission,  or as may be provided by the  Commission or its staff from time to time.

        Reimbursement Amounts: As defined in Section 3.22.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential
Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through
860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the
Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master
Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO
Proceeds and other payments and recoveries (including proceeds of a final sale)
which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO
Property (including, without limitation, proceeds from the rental of the related
Mortgaged Property or, with respect to a Cooperative Loan, the related
Cooperative Apartment) which proceeds are required to be deposited into the
Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such
Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this
Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the
Subservicer from the related Additional Collateral.

        Residential Funding: Residential Funding Corporation, a Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice
President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred, in each case with direct responsibility for the administration of the Agreement.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount
Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Securitization Transaction: Any transaction involving a sale or other transfer of mortgage loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related
Cooperative Stock.

        Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of
Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any
Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan
Group, 100%. With respect to any Distribution Date thereafter and any such Loan
Group, if applicable, as follows:

(i)     for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii)    for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii)   for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv)    for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v)     for any Distribution Date thereafter, the Senior Percentage for such
        Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution
Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property)
        averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate
        Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO
        Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or
        50%, respectively, of the sum of the Initial Certificate Principal
        Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property)
        averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the
        Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter)
        after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances
        of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior
Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any
Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the
Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the
Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal
Balances of the related Senior Certificates (other than the Class A-P
Certificates, if any) to zero, the related Senior Accelerated Distribution
Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior Support Certificate: A Senior Certificate that provides additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

        Series: All of the Certificates issued pursuant to a Pooling and
Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d)
of Regulation AB, as such may be amended from time to time.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii)
any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the
Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under
Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan
Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a
Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged
Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary
Loss.

        Standard & Poor's: Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related
REO Property, as of any Distribution Date, (i) the sum of (a) the Cut-off Date
Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated
Principal Balance of the Mortgage Loan has been increased pursuant to a
Servicing Modification, minus (ii) the sum of (a) the principal portion of the
Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period related to the previous Distribution
Date which were received or with respect to which an Advance was made, and (b)
all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution
Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the
Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B
Certificates, executed by the Trustee and authenticated by the Certificate
Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such
Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the
Mortgage Loans (or related REO Properties) (other than the related Discount
Fraction of each Discount Mortgage Loan) immediately prior to such Distribution
Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%
minus the related Senior Percentage as of such Distribution Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section
2.04) specifically related to a Mortgage Loan that was the subject of a Cash
Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a
Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage
Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to
Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset
Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of
November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as
such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan
Schedule as the "CURR NET" for such Mortgage Loan.

        Successor Master Servicer: As defined in Section 3.22.

        Surety:  Ambac,  or its successors in interest,  or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE),
dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the
Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage
Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service
Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return,
including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of
REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC
Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the
Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transaction Party:  As defined in Section 12.02(a).

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee:  Any Person  who is  acquiring  by  Transfer  any  Ownership
Interest in a Certificate.

        Transferor:  Any Person who is  disposing  by Transfer of any  Ownership
Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this
Agreement, consisting of:

(i)     the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii)    all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust
        Fund, including the proceeds from the liquidation of Additional
        Collateral for any Additional Collateral Loan or Pledged Assets for any
        Pledged Asset Loan, but not including amounts on deposit in the Initial
        Monthly Payment Fund,

(iii)   property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv)    the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Trustee Information:  As specified in Section 12.05(a)(i)(A).

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the
United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the
District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a
United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United
States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

        U.S.A. Patriot Act: Uniting and Strengthening America by Providing
Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001, as amended.

        Voting Rights: The portion of the voting rights of all of the
Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter"
and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing
Agreement. The definitions set forth herein include both the singular and the plural.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the
        Certificate Policy (as defined in the Series Supplement), if any for the benefit of the Holders of the Insured Certificates (as defined in the
        Series Supplement).

(b)     In connection with such assignment, except as set forth in Section
        2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more
        Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i)     The original Mortgage Note, endorsed without recourse in blank or to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)    The original Mortgage, noting the presence of the MIN of the Mortgage
        Loan and language indicating that the Mortgage Loan is a MOM Loan if the
        Mortgage Loan is a MOM Loan, with evidence of recording indicated
        thereon or a copy of the Mortgage with evidence of recording indicated
        thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)    The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is
        registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)     The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i)     The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original
        Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)    A counterpart of the Cooperative Lease and the Assignment of Proprietary
        Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii)   The related Cooperative Stock Certificate, representing the related
        Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument)
        executed in blank;

(iv)    The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi)    Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of
        Proprietary Lease;

(vii)   Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii)  An executed assignment of the interest of the originator in the Security
        Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix)    The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x)     A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c)     The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
        (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians,
        deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of
        (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
        (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the
        Trustee to deliver those documents with respect to any or all of the
        Mortgage Loans then being held by the Master Servicer, the Master
        Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a
"High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a "High-Cost Home Loan" as defined in the Indiana House Enrolled Act No.
1229, effective as of January 1, 2005.

(d) Notwithstanding the provisions of Section 2.01(c), in connection with any
Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective
Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the
Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and
UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the
Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such
Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated
thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative
Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or
Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage
in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(I)(ii), (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the
MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the
Trustee in accordance with this Agreement for the benefit of the
Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such
Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential
Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the
Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated
REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the
Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular
Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York
Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note,
Security Agreement, Assignment of Proprietary Lease, Cooperative Stock
Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the
Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the
Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the
Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections
8-106, 9-313, 9-314 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the
Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any
Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform
Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC
Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential
Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2)
any change of type or jurisdiction of organization of Residential Funding or the
Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial
Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly
Payment Fund in the Custodial Account and shall include such Initial Monthly
Payment Fund in the Available Distribution Amount for the initial Distribution
Date. Notwithstanding anything herein to the contrary, the Initial Monthly
Payment Fund shall not be an asset of any REMIC. To the extent that the Initial
Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the
Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury
Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this
Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the
Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned
Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset
Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal
Deposit Insurance Corporation or the Securities Investor Protection Corporation
or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section
2.01(b)(i) above (except that for purposes of such acknowledgement only, a
Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets,
Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future
Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents
(specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage
Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on
Schedule A attached to such Interim Certification. Upon delivery of the Mortgage
Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee)
of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the
Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master
Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master
Servicer shall promptly notify Residential Funding of such omission or defect and request Residential Funding to correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if Residential Funding does not correct or cure such omission or defect within such period, require Residential Funding to purchase such Mortgage
Loan from the Trust Fund at its Purchase Price, within 90 days from the date the
Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.
The Purchase Price for any such Mortgage Loan shall be deposited by the Master
Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a
Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to Residential Funding the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the
Master Servicer, in each case without recourse, as shall be necessary to vest in
Residential Funding or its designee any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of Residential Funding to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the
Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a)     The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i)     The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any
        Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or
        constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv)    The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition
        (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v)     No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)    The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)   No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the
        Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii)  The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new
        Subservicing Agreements will comply with the provisions of Section 3.02;
        and

(ix)    The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the
Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section
2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the
Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a)
available to the Certificateholders or the Trustee on behalf of the
Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Residential Funding.

        The Company, as assignee of Residential Funding under the Assignment
Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian
of a breach of any of the representations and warranties made in the Assignment
Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach and request that Residential
Funding either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such
Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage
Loan if such substitution occurs within two years following the Closing Date;
provided that if the breach would cause the Mortgage Loan to be other than a
"qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If a breach of the Compliance With Laws Representation has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a
Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee or the
Custodian for the benefit of the Certificateholders with respect to such
Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the
Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by
Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage
Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to
Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly
Payment due on a Deleted Mortgage Loan for such month and thereafter Residential
Funding shall be entitled to retain all amounts received in respect of such
Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount
Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the
Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master
Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted
Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount
Fractions, to the Trustee. Upon such substitution, the Qualified Substitute
Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, Residential Funding shall be deemed to have made the representations and warranties with respect to the
Qualified Substitute Mortgage Loan contained in the related Assignment
Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this
Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment
Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase
Event (as defined in the Assignment Agreement) has occurred pursuant to Section
4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute
Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans
(in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the
Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust
Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any
REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of Residential Funding to cure such breach or purchase, or to substitute for, a Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the Compliance With Laws Representation shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding,
then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential
Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Assignment Agreement applicable to such Mortgage
Loan.

Section 2.05.   Execution  and   Authentication  of   Certificates/Issuance   of
        Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06.  Conveyance  of  Uncertificated  REMIC  I  and  REMIC  II  Regular
        Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing
activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the
Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of
MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section
3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the
MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master
Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master
Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal
Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code.
The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage
Loan, the Master Servicer shall, to the extent not inconsistent with this
Agreement, comply with the Program Guide as if it were the originator of such
Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the
Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the
Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related
Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section
3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers;
        Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with
Subservicers, for the servicing and administration of all or some of the
Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section
3.07, the related Subservicing Fee from payments of interest received on such
Mortgage Loan after payment of all amounts required to be remitted to the Master
Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a
Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest.
Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master
Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer
have agreed. A representative form of Subservicing Agreement is attached hereto as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such
Subservicer will remain obligated under the related Subservicing Agreement. The
Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The
Program Guide and any other Subservicing Agreement entered into between the
Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related
Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage
Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as
appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related
Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing
Agreement that may exist in accordance with the terms and conditions of such
Subservicing Agreement and without any limitation by virtue of this Agreement;
provided, however, that in the event of termination of any Subservicing
Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing
Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of
Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the
Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master
Servicer may, in the exercise of its business judgment, release the terminated
Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master
Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage
Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master
Servicer alone were servicing and administering the Mortgage Loans. The Master
Servicer shall be entitled to enter into any agreement with a Subservicer or
Seller for indemnification of the Master Servicer and nothing contained in this
Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the
Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer
(including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master
Servicer under each Subservicing Agreement that may have been entered into. The
Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each
Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a)     The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage
        Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary
        Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the
        Due Date for payments due on a Mortgage Loan in accordance with the
        Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this
        Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master
        Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of
        Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance.
        Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders
        (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the
        Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the
        Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the
        Maturity Date, (3) the Stated Principal Balance of all Reportable
        Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any
        Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off
        Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the
        Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any
        Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the
        Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity
        Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section
        1.860G-2(b)(3).

(b)     The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date
        (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i)     All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii)    All payments on account of interest at the Adjusted Mortgage Rate on the
        Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)   Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net
        of any related expenses of the Subservicer);

(iv)    All proceeds of any Mortgage Loans purchased pursuant to Section 2.02,
        2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation and all amounts required to be deposited in connection with the substitution of a
        Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)     Any amounts required to be deposited pursuant to Section 3.07(c) or
        3.21;

(vi)    All amounts transferred from the Certificate Account to the Custodial
        Account in accordance with Section 4.02(a);

(vii)   Any amounts realized by the Subservicer and received by the Master
        Servicer in respect of any Additional Collateral; and

(viii)  Any amounts received by the Master Servicer in respect of Pledged
        Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust
Fund (consisting of payments in respect of principal and interest on the
Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In
the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the
Custodial Account, any provision herein to the contrary notwithstanding. The
Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others.
Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds
and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,
2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received
(and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution)
and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the
Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the
Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the
Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more
Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program
Guide and be otherwise acceptable to the Master Servicer and each Rating Agency.
The Subservicer will be required thereby to deposit into the Subservicing
Account on a daily basis all proceeds of Mortgage Loans received by the
Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing
Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the
Subservicer, pursuant to the Subservicing Agreement, to remit to the Master
Servicer for deposit in the Custodial Account all funds held in the Subservicing
Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing
Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified
Mortgage Loan) on any Curtailment received by such Subservicer in respect of a
Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related
Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a
Subservicer pursuant to the preceding sentence shall be for the benefit of the
Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master
Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the
Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the
Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each
Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums,
Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance
Policy) and 3.12(a) (with respect to hazard insurance), to refund to any
Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the
Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the
Master Servicer, will be recoverable by the Master Servicer out of Insurance
Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If compliance with this Section 3.09 shall make any Class of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the
supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift
Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master
Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)     to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii)    to  reimburse   itself  or  the  related   Subservicer   for  previously
        unreimbursed  Advances,   Servicing  Advances  or  other  expenses  made
        pursuant to Sections 3.01, 3.07(a),  3.08, 3.11, 3.12(a),  3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement,  such withdrawal  right  being  limited to  amounts  received  on the  related
        Mortgage Loans  (including,  for this purpose,  REO Proceeds,  Insurance
        Proceeds,  Liquidation  Proceeds  and  proceeds  from the  purchase of a
        Mortgage  Loan  pursuant  to Section  2.02,  2.03,  2.04 or 4.07)  which represent (A) Late  Collections  of Monthly  Payments for which any such advance  was  made  in the  case of  Subservicer  Advances  or  Advances pursuant  to Section  4.04 and (B)  recoveries  of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)   to pay to itself or the related  Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage  Loan as  contemplated  by Sections
        3.14 and 3.16,  an amount  equal to that  remaining  portion of any such payment as to interest  (but not in excess of the  Servicing Fee and the
        Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining  amount of such interest  being  interest at the
        Net  Mortgage  Rate  (or  Modified  Net  Mortgage  Rate in the case of a
        Modified  Mortgage  Loan) on the amount  specified  in the  amortization schedule of the related  Mortgage Loan as the principal  balance thereof at the beginning of the period  respecting  which such interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional servicing compensation any Foreclosure
        Profits, any amounts remitted by Subservicers as interest in respect of
        Curtailments pursuant to Section 3.08(b), and any amounts paid by a
        Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such
        Principal Prepayment in Full is to be distributed to the
        Certificateholders;

(vi)    to pay to itself, a Subservicer, a Seller, Residential Funding, the
        Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section
        2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to reimburse  itself or the related  Subservicer for any  Nonrecoverable
        Advance  or  Advances  in  the  manner  and to the  extent  provided  in subsection  (c) below,  and any  Advance or  Servicing  Advance  made in connection  with a modified  Mortgage Loan that is in default or, in the judgment  of the  Master  Servicer,  default is  reasonably  foreseeable pursuant to Section 3.07(a),  to the extent the amount of the Advance or
        Servicing  Advance  was added to the  Stated  Principal  Balance  of the
        Mortgage Loan in a prior calendar month, or any Advance  reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii)  to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11,
        3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an
        Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix)    to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above;
        and

(x)     to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals pursuant to clauses (ii), (iii),
        (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master
        Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)     The Master Servicer shall be entitled to reimburse itself or the related
        Subservicer for any advance made in respect of a Mortgage Loan that the
        Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section
        4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to
        Certificateholders (and not theretofore reimbursed to the Master
        Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance
Policy of any loss which, but for the actions of the Master Servicer or
Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a
Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary
Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is
reduced below an amount equal to 80% of the appraised value of the related
Mortgaged Property as determined in any appraisal thereof after the Closing
Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current
Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master
Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a
Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the
Mortgage Loans, the Master Servicer agrees to present or to cause the related
Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any
Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance
Proceeds collected by or remitted to the Master Servicer under any Primary
Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan
(other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such
Mortgage Loan or 100 percent of the insurable value of the improvements;
provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis.
To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged
Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the
Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the
Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage
Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the
Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged
Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate
Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or
Freddie Mac, whichever is greater, with respect to the Master Servicer if the
Master Servicer were servicing and administering the Mortgage Loans for Fannie
Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master
Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                  Modification Agreements; Certain Assignments.

(a)     When any Mortgaged Property is conveyed by the Mortgagor, the Master
        Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any
        Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any
        Required Insurance Policy. Notwithstanding the foregoing:

(i)     the Master Servicer shall not be deemed to be in default under this
        Section 3.13(a) by reason of any transfer or assumption which the Master
        Servicer is restricted by law from preventing; and

(ii)    if the Master Servicer determines that it is reasonably likely that any
        Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a
        Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the
        Trustee, the assumption agreement with the Person to whom the Mortgaged
        Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A)
        constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B)
        cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section
        10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the
        Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the
        Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the
        Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the
        Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the
        Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the
        Mortgage File for such Mortgage Loan. Any fee collected by the Master
        Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master
        Servicer or such Subservicer as additional servicing compensation.

(c)     The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the
        Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d)     Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a
        "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the
        Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master
        Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master
        Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert
(which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged
Property by the Mortgagor) or permitting a short refinancing (a payoff of the
Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii)
agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the
Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement.
The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of
Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds
(respecting which it shall have priority for purposes of withdrawals from the
Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance
Proceeds or REO Proceeds). In the event of such a determination by the Master
Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such
Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral
(other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such
Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such
Agreement and in a manner that is in the best interests of the
Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the
Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master
Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such
Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets)
shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the
Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage
Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation
Proceeds and other payments and recoveries referred to in the definition of
"Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the
Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master
Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the
Master Servicer to be received in connection with the related defaulted Mortgage
Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any
other unscheduled collections or the amount of any Realized Loss, the Master
Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO
Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage
Loan held in the Trust Fund until such time as the REO Property shall be sold.
Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master
Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the
Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state
(including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the
Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master
Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of
Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series
Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property
(subject to any conditions contained in such Opinion of Counsel). The Master
Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section
3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented)
or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as
"foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance
Proceeds or REO Proceeds, will be applied in the following order of priority:
first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed
Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the
case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all
Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure
Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such
Mortgage Loan, the Master Servicer will cause compliance with the provisions of
Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the
Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial
Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of
receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such
Mortgage and to execute and deliver, on behalf of the Trustee and the
Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any
Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master
Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage
Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage
Loan have been deposited in the Custodial Account or (ii) the Mortgage File or
such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the
Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the
Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the
Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e)
below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that
Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash
Liquidation or REO Disposition exceed the unpaid principal balance of such
Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed
Interest) at a per annum rate equal to the related Net Mortgage Rate (or the
Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master
Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or
Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the
Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder
(including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any co-trustee (as provided in
Section 8.05) and the fees and expense of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this
Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the
Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the
Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after it receives a written request from the
Trustee or the Company, the Master Servicer shall forward to the Trustee and the
Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on the immediately preceding Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

        The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, (i) a servicing assessment as described in Section 4.03(f)(ii)
and (ii) a servicer compliance statement, signed by an authorized officer of the
Master Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation
AB, to the effect that:

        (A) A review of the Master Servicer's activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

        (B) To the best of such officer's knowledge, based on such review, the
Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

        The Master Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1122 and Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Master
Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form
10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form
10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the
American Institute of Certified Public Accountants, to furnish to the Company and the Trustee the attestation required under Item 1122(b) of Regulation AB. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified
Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master
Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The
Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or
Persons identified by the Company or Residential Funding. The Company may, but
is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this
Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited
Buydown Funds in an account that satisfies the requirements for a Subservicing
Account (the "Buydown Account"). The Master Servicer shall cause the
Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing
Agreement to the Master Servicer together with the related payment made by the
Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the
Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a
Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary
Insurance Policy), the Subservicer shall be required to withdraw from the
Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related
Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility

(a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the
Master Servicer sells, assigns or pledges to another Person (an "Advancing
Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master
Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master
Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing
Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable
Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including
Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance
Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement
Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such
Advancing Person in an Advance Facility Notice described below in Section
3.22(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance
Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a)
or 6.02(c) hereof and shall not be deemed to be a Subservicer under this
Agreement. Notwithstanding anything to the contrary herein, in no event shall
Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be
included in the Available Distribution Amount or distributed to
Certificateholders.

(b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), the Master Servicer and the related
Advancing Person shall deliver to the Certificate Insurer and the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance
Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance
Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing
Person or to an Advance Facility Trustee designated in the Advance Facility
Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee). The Master Servicer shall provide the
Certificate Insurer, if any, with notice of any termination of any Advance
Facility pursuant to this Section 3.22(b).

(c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the
Master Servicer would be permitted to reimburse itself in accordance with
Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the
Advancing Person had made the related Advance(s) and/or Servicing Advance(s).
Notwithstanding the foregoing, except with respect to reimbursement of
Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no
Person shall be entitled to reimbursement from funds held in the Collection
Account for future distribution to Certificateholders pursuant to this
Agreement. Neither the Company nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the
Company or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing
Person or Advance Facility Trustee. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master
Servicer shall not be liable for any errors in such information.

(d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments, certificates and other documents reasonably satisfactory to the Trustee provided by the Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in
such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out"
("FIFO") basis, subject to the qualifications set forth below:

               (i) Any successor Master Servicer to Residential Funding (a
        "Successor Master Servicer") and the Advancing Person or Advance
        Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A)
        to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or
        Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance
        Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the
        Advancing Person or Advance Facility Trustee in such Advances and/or
        Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person
        has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage
        Loan, from such sources as and when collected, and (B) reimbursements of
        Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed
        Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer
        pursuant to this Agreement, on the one hand, and any such Successor
        Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this
        Section 3.22(e), some or all of a Reimbursement Amount paid to the
        Advancing Person or Advance Facility Trustee relates to Advances or
        Servicing Advances that were made by a Person other than Residential
        Funding or the Advancing Person or Advance Facility Trustee, then the
        Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all
        Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The
        documentation establishing any Advance Facility shall require
        Residential Funding to provide to the related Advancing Person or
        Advance Facility Trustee loan by loan information with respect to each
        Reimbursement Amount distributed to such Advancing Person or Advance
        Facility Trustee on each date of remittance thereof to such Advancing
        Person or Advance Facility Trustee, to enable the Advancing Person or
        Advance Facility Trustee to make the FIFO allocation of each
        Reimbursement Amount with respect to each Mortgage Loan.

               (ii) By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance
        Facility, and is replaced by a Successor Master Servicer, and the
        Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance
        Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor
        Master Servicer, have been reimbursed in full, at which point the
        Successor Master Servicer shall be entitled to retain all related
        Reimbursement Amounts subsequently collected with respect to that
        Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to
        be reimbursed on an aggregate basis pursuant to Section 3.10 of this
        Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f) The Master Servicer shall remain entitled to be reimbursed for all
Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g) Any amendment to this Section 3.22 or to any other provision of this
Agreement that may be necessary or appropriate to effect the terms of an Advance
Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor Master Servicer, may be entered into by the Trustee, the Certificate Insurer, Company and the Master Servicer without the consent of any Certificateholder, with written confirmation from each Rating
Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, and an opinion of counsel as required by Section
11.01(c), notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

        (h) Any rights of set-off that the Trust Fund, the Trustee, the Company, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

        (i) At any time when an Advancing Person shall have ceased funding
Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances
(as the case may be) the right to reimbursement for which were assigned to the
Advancing Person, then upon the delivery of a written notice signed by the
Advancing Person and the Master Servicer or its successor or assign) to the
Trustee terminating the Advance Facility Notice (the "Notice of Facility
Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the
Custodial Account pursuant to Section 3.10.

        (j) After delivery of any Advance Facility Notice, and until any such
Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a
Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate
Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution
Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the
Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding
Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the
Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the
Distribution Date next following the date of such investment (except that (i)
any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii)
any other investment may mature or be payable on demand on such Distribution
Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such
Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using
Affiliates to effect transactions in certain Permitted Investments and (iii)
effecting transactions in certain Permitted Investments.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03. Statements to  Certificateholders;  Statements to Rating Agencies;
        Exchange Act Reporting.

(a)     Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan
        Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. The
        Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The
        Trustee shall provide prior notification to the Company, the Master
        Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the
        Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating
        Agency within a reasonable period of time; provided, however, that the
        Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable period of time after it receives a written request from a Holder of a Certificate, other than a Class R Certificate, the
        Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R
        Certificate, a statement containing the information set forth in clauses
        (v) and (vi) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the
        Code.

(c)     Within a reasonable period of time after it receives a written request from a Holder of a Class R Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section
        4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the
        Code.

(d)     Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting
        Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)     The Master Servicer shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the
        Exchange Act, and the rules and regulations of the Commission thereunder including, without limitation, reports on Form 10-K, Form 10-D and Form
        8-K. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust
        Fund that are received by a Responsible Officer of the Trustee, (III)
        notice of all matters that, to the actual knowledge of a Responsible
        Officer of the Trustee, have been submitted to a vote of the
        Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Company or the
        Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the
        Series Supplement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)     Any Form 10-K filed with the Commission in connection with this Section
        4.03 shall include, with respect to the Certificates relating to such
        10-K:

(i)     A certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the
        Commission (the "Form 10-K Certification"), in compliance with Rules
        13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)    A report  regarding its  assessment  of compliance  during the preceding calendar  year  with all  applicable  servicing  criteria  set  forth in
        relevant   Commission   regulations  with  respect  to   mortgage-backed
        securities  transactions  taken as a whole involving the Master Servicer that  are  backed  by the same  types of  assets  as those  backing  the certificates,  as well as similar  reports on  assessment  of compliance received from other parties  participating in the servicing  function as required  by  relevant  Commission  regulations,  as  described  in Item
        1122(a) of  Regulation  AB. The Master  Servicer  shall  obtain from all other  parties  participating  in the  servicing  function  any required assessments.

(iii)   With respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in Regulation 1122(b) of
        Regulation AB and Section 3.19.

(iv)    The servicer compliance certificate required to be delivered pursuant
        Section 3.18.

(g)     In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

(h)     This Section 4.03 may be amended in accordance with this Agreement without the consent of the Certificateholders.

(i)     The Trustee shall make available on the Trustee's internet website each of the reports filed with the Commission by or on behalf of the Company under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Trustee.

Section 4.04.  Distribution of Reports to the Trustee and the Company;  Advances
        by the Master Servicer.

(a) Prior to the close of business on the Determination Date, the Master
Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to any
Certificate Insurer and Certificateholders by the Master Servicer on request)
setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the
Certificate Account on the immediately succeeding Certificate Account Deposit
Date pursuant to clause (iii) of Section 4.01(a). The determination by the
Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit
Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing
Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the
Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination
Date; provided that no Advance shall be made if it would be a Nonrecoverable
Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for
Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such
Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such
Certificate Account Deposit Date shall be less than payments to
Certificateholders required to be made on the following Distribution Date. The
Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master
Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous
Due Periods, which allocation shall be made, to the extent practicable, to
Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master
Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a
Nonrecoverable Advance or that any proposed Advance, if made, would constitute a
Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the
Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any
Certificate Account Deposit Date that it will be unable to deposit in the
Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than
3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00
Noon, New York time, on such day the Trustee shall have been notified in writing
(by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed.
Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

(a) With respect to any Mortgage Loan that is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that such Mortgage
Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter; and provided, further, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b) If at any time the Master Servicer makes a payment to the Certificate
Account covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master
Servicer, without recourse, to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such
Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master
Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The
Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the
Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a
Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Senior, Class X, Class M, Class B, Class P and Class R Certificates
shall be substantially in the forms set forth in Exhibits A, A-I, B, C, C-I and
D, respectively, and shall, on original issue, be executed and delivered by the
Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the
Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such
Certificates. No Certificate shall be entitled to any benefit under this
Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All
Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such
Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective
Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the
Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such
Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes
(including the making of payments due on the respective Classes of Book-Entry
Certificates) deal with the Depository as the authorized representative of the
Certificate Owners with respect to the respective Classes of Book-Entry
Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective
Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of
Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate
Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as
Depository and (B) the Company is unable to locate a qualified successor or (ii)
the Company notifies the Depository and the Trustee of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the
Depository, the Depository Participants holding beneficial interests in the
Book-Entry Certificates agree to such termination through the Depository, the
Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the
Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall execute, authenticate and deliver the Definitive Certificates. In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive
Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such a request, such Certificate
Owner shall, subject to the rules and procedures of the Depository, provide the
Depository or the related Depository Participant with directions for the
Certificate Registrar to exchange or cause the exchange of the Certificate
Owner's interest in such Class of Certificates for an equivalent Percentage
Interest in fully registered definitive form. Upon receipt by the Certificate
Registrar of instructions from the Depository directing the Certificate
Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive
Certificate, and any other information reasonably required by the Certificate
Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate
Principal Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a
Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the
Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of
Certificates by the Certificate Principal Balance of the Definitive Certificate.

        None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section
5.01 and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the
Master Servicer shall recognize the Holders of the Definitive Certificates as
Certificateholders hereunder.

(c) If the Class A-V Certificates are Definitive Certificates, from time to time
Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V
Certificates to be issued under this Agreement by delivering a "Request for
Exchange" substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC
Regular Interest or Interests specified in writing by such initial Holder to the
Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests
corresponding to any Subclass, the Initial Notional Amount and the initial
Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V
REMIC Regular Interest designated on a Request for Exchange corresponds to a
Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every
Certificate presented or surrendered for exchange by the initial Holder shall
(if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such
Certificate and shall be completed to the satisfaction of the Trustee and the
Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class
A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)            The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the
               Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The
               Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b)            Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class
               B, Class P or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the
               Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new
               Certificates of a like Class (or Subclass) and aggregate
               Percentage Interest.

(c)            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the
               Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the
               Trustee and the Certificate Registrar duly executed by, the
               Holder thereof or his attorney duly authorized in writing.

(d)            No transfer, sale, pledge or other disposition of a Class B
               Certificate or Class P Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate or Class P Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of
               Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer
               (except that, if such transfer is made by the Company or the
               Master Servicer or any Affiliate thereof, the Company or the
               Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such
               Certificate by the Company or any Affiliate thereof to the
               Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H (with respect to any Class
               B Certificate) or Exhibit G-1 (with respect to any Class P
               Certificate) hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of
               Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the
               Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the
               Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in
               connection with any transfer of any such Certificate by the
               Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the
               Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or
               (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master
               Servicer with an investment letter substantially in the form of
               Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master
               Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer"
               as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule
               144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master
               Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

        (e)     (i) In the case of any Class B,  Class P or Class R  Certificate presented for registration in the name of any Person, either (A)
                the Trustee  shall  require an Opinion of Counsel  acceptable to and in form  and  substance  satisfactory  to the  Trustee,  the
                Company and the Master  Servicer to the effect that the purchase or holding of such  Class B, Class P or Class R  Certificate  is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under Section 406 of the Employee  Retirement Income Security Act of 1974, as amended
                ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the  Company  or  the  Master  Servicer  to  any  obligation  or liability  (including  obligations or liabilities under ERISA or
                Section  4975 of the Code) in  addition to those  undertaken  in this Agreement, which Opinion of Counsel shall not be an expense of the  Trustee,  the Company or the Master  Servicer or (B) the
                prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification  to the effect set forth in paragraph  six of Exhibit H (with respect to any Class B  Certificate)  or  paragraph  fifteen of Exhibit G-1
                (with   respect   to  any  Class  R   Certificate   or  Class  P
                Certificate),  which the Trustee may rely upon  without  further inquiry or  investigation,  or such other  certifications as the
                Trustee may deem  desirable  or  necessary in order to establish
                that  such   Transferee   or  the  Person  in  whose  name  such
                registration is requested  either (a) is not an employee benefit plan  or  other  plan  subject  to  the  prohibited  transaction provisions  of ERISA or Section 4975 of the Code,  or any Person
                (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition  (each, a "Plan Investor") or (b) in the case of any Class B  Certificate,  the following  conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to  purchase or hold such  Certificate  (or interest therein) is an "insurance  company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class
                Exemption  ("PTCE") 95-60, and (iii) the conditions set forth in
                Sections  I and III of PTCE  95-60  have  been  satisfied  (each entity that  satisfies  this clause (b), a "Complying  Insurance
                Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such
               Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such
               Certificate in reliance on Prohibited Transaction Exemption
               ("PTE") 94-29, as most recently amended, PTE 2002-41, 67 Fed.
               Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such
               Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the
               conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii)
               acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as
               Certificate Owner thereof retroactive to the date of such
               Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such
               Certificate to such preceding Transferee.

                      (B) Any purported Certificate Owner whose acquisition or
               holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e)
               shall indemnify and hold harmless the Company, the Trustee, the
               Master Servicer, any Subservicer, the Underwriters and the Trust
               Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)            (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B)
               below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class
               R Certificate are expressly subject to the following provisions:

(A)            Each Person holding or acquiring any Ownership Interest in a
               Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)             In  connection  with  any  proposed  Transfer  of any  Ownership
                Interest in a Class R  Certificate,  the Trustee  shall  require delivery to it, and shall not register the Transfer of any Class
                R  Certificate  until  its  receipt  of,  (I) an  affidavit  and agreement (a "Transfer  Affidavit  and  Agreement,"  in the form attached hereto as Exhibit G-1) from the proposed Transferee, in
                form  and  substance   satisfactory  to  the  Master   Servicer,
                representing  and warranting,  among other things,  that it is a
                Permitted  Transferee,  that it is not  acquiring  its Ownership
                Interest in the Class R  Certificate  that is the subject of the proposed Transfer as a nominee,  trustee or agent for any Person who is not a  Permitted  Transferee,  that  for  so  long  as it retains its Ownership Interest in a Class R Certificate, it will endeavor  to  remain  a  Permitted  Transferee,  and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by  them,  and (II) a  certificate,  in the form  attached hereto as Exhibit G-2,  from the Holder  wishing to transfer the
                Class R Certificate,  in form and substance  satisfactory to the
                Master  Servicer,   representing  and  warranting,  among  other
                things,  that no purpose of the  proposed  Transfer is to impede the assessment or collection of tax.

(C)            Notwithstanding the delivery of a Transfer Affidavit and
               Agreement by a proposed Transferee under clause (B) above, if a
               Responsible Officer of the Trustee who is assigned to this
               Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest
               in a Class R Certificate to such proposed Transferee shall be effected.

(D)            Each Person holding or acquiring any Ownership Interest in a
               Class R Certificate shall agree (x) to require a Transfer
               Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R
               Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)            Each Person holding or acquiring an Ownership Interest in a Class
               R Certificate, by purchasing an Ownership Interest in such
               Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary
               Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it
               is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii)           The Trustee shall register the Transfer of any Class R
               Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the
               Class R Certificates to Non-United States Persons and
               Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(iii)

        (A)     If any  Disqualified  Organization  shall  become a holder  of a
                Class  R  Certificate,   then  the  last   preceding   Permitted
                Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof  retroactive to the
                date  of   registration   of  such  Transfer  of  such  Class  R
                Certificate. If a Non-United States Person shall become a holder of a Class R Certificate,  then the last preceding United States
                Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is  disregarded  pursuant to the  provisions  of  Treasury  Regulations  Section  1.860E-1 or
                Section 1.860G-3,  then the last preceding Permitted  Transferee shall be restored, to the extent permitted by law, to all rights and  obligations  as Holder  thereof  retroactive to the date of registration  of such Transfer of such Class R Certificate.  The
                Trustee  shall be  under  no  liability  to any  Person  for any registration  of  Transfer of a Class R  Certificate  that is in fact not  permitted  by this  Section  5.02(f) or for making any payments due on such  Certificate  to the holder  thereof or for taking any other  action with  respect to such holder  under the provisions of this Agreement.

        (B)     If any purported  Transferee  shall become a Holder of a Class R
                Certificate  in  violation of the  restrictions  in this Section
                5.02(f) and to the extent that the  retroactive  restoration  of the  rights  of the  Holder  of  such  Class  R  Certificate  as described in clause (iii)(A) above shall be invalid,  illegal or unenforceable,  then the Master  Servicer  shall have the right, without notice to the holder or any prior holder of such Class R
                Certificate,  to sell such Class R  Certificate  to a  purchaser selected  by the  Master  Servicer  on such  terms as the Master
                Servicer may choose.  Such purported  Transferee  shall promptly endorse and deliver each Class R Certificate in accordance  with the instructions of the Master  Servicer.  Such purchaser may be the  Master  Servicer  itself  or any  Affiliate  of the  Master
                Servicer.  The  proceeds  of such sale,  net of the  commissions
                (which may include commissions payable to the Master Servicer or its  Affiliates),  expenses  and  taxes  due,  if any,  shall be remitted by the Master  Servicer to such  purported  Transferee.
                The terms and conditions of any sale under this clause  (iii)(B)
                shall  be  determined  in the  sole  discretion  of  the  Master
                Servicer,  and the  Master  Servicer  shall not be liable to any
                Person having an Ownership  Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv)    The Master  Servicer,  on behalf of the Trustee,  shall make  available, upon  written  request from the Trustee,  all  information  necessary to compute any tax imposed (A) as a result of the  Transfer of an Ownership
        Interest in a Class R  Certificate  to any Person who is a  Disqualified
        Organization, including the information regarding "excess inclusions" of such  Class R  Certificates  required  to be  provided  to the  Internal
        Revenue Service and certain Persons as described in Treasury Regulations
        Sections  1.860D-1(b)(5) and 1.860E-2(a)(5),  and (B) as a result of any regulated investment company, real estate investment trust, common trust fund,  partnership,  trust, estate or organization  described in Section
        1381  of the  Code  that  holds  an  Ownership  Interest  in a  Class  R
        Certificate  having as among its  record  holders at any time any Person
        who  is  a  Disqualified   Organization.   Reasonable  compensation  for
        providing such  information  may be required by the Master Servicer from such Person.

(v)     The  provisions  of this Section  5.02(f) set forth prior to this clause
        (v) may be modified,  added to or eliminated,  provided that there shall have been delivered to the Trustee the following:

(A)     written  notification  from each  Rating  Agency to the effect  that the modification,  addition to or  elimination of such  provisions  will not cause such Rating Agency to downgrade its then-current  ratings, if any, of any Class of the Senior (in the case of the Insured  Certificates (as defined  in the Series  Supplement),  such  determination  shall be made without  giving  effect to the  Certificate  Policy  (as  defined in the
        Series Supplement)),  Class M or Class B Certificates below the lower of the then-current  rating or the rating assigned to such  Certificates as of the Closing Date by such Rating Agency; and

(B)     subject to Section  10.01(f),  an  Officers'  Certificate  of the Master
        Servicer  stating  that the Master  Servicer  has received an Opinion of
        Counsel, in form and substance  satisfactory to the Master Servicer,  to the  effect  that such  modification,  addition  to or  absence  of such provisions  will not cause any  portion  of any REMIC  formed  under the
        Series  Supplement to cease to qualify as a REMIC and will not cause (x)
        any  portion  of any REMIC  formed  under the  Series  Supplement  to be subject to an  entity-level  tax caused by the  Transfer  of any Class R
        Certificate  to a Person that is a  Disqualified  Organization  or (y) a
        Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate  to a Person that is not a Permitted Transferee.

(g)     No  service  charge  shall  be made  for any  transfer  or  exchange  of
        Certificates of any Class,  but the Trustee may require payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)     All  Certificates   surrendered  for  transfer  and  exchange  shall  be
        destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate
Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new
Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the
Trustee and the Certificate Registrar) connected therewith. Any duplicate
Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the
Certificate Registrar and any agent of the Company, the Master Servicer, the
Trustee, any Certificate Insurer or the Certificate Registrar may treat the
Person in whose name any Certificate is registered as the owner of such
Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master
Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor
any agent of the Company, the Master Servicer, the Trustee, any Certificate
Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master
Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the
Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the
Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  U.S.A. Patriot Act Compliance.

        In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee may obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or  Consolidation  of the Company or the Master  Servicer;
        Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Company and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding;
provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie
Mac; and provided further that each Rating Agency's ratings, if any, of the
Senior (in the case of the Insured Certificates (as defined in the Series
Supplement), such determination shall be made without giving effect to the
Certificate Policy (as defined in the Series Supplement)), Class M or Class B
Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage
Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the
Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured Certificates
(as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement))
that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each
Rating Agency). In the case of any such assignment and delegation, the Master
Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence. Notwithstanding the foregoing, in the event of a pledge or assignment by the Master Servicer solely of its rights to purchase all assets of the Trust
Fund under Section 9.01(a) (or, if so specified in Section 9.01(a), its rights to purchase the Mortgage Loans and property acquired related to such Mortgage
Loans or its rights to purchase the Certificates related thereto), the provisos of the first sentence of this paragraph will not apply.

Section 6.03.  Limitation on Liability of the Company,  the Master  Servicer and
        Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans
(except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the
Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the
Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial
Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment
Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the
Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an
Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)     the Master  Servicer shall fail to deposit or cause to be deposited into the Certificate  Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise or the Master
        Servicer  shall fail to  distribute  or cause to be  distributed  to the
        Holders of  Certificates  of any Class any  distribution  required to be made  under  the  terms  of the  Certificates  of such  Class  and  this
        Agreement and, in each case, such failure shall continue  unremedied for a period  of 5 days  after the date upon  which  written  notice of such failure, requiring such failure to be remedied, shall have been given to the  Master  Servicer  by the  Trustee  or the  Company or to the Master
        Servicer,  the Company and the Trustee by the Holders of Certificates of
        such Class  evidencing  Percentage  Interests  aggregating not less than
        25%; or

(ii)    the Master  Servicer  shall  fail to observe or perform in any  material respect  any other of the  covenants  or  agreements  on the part of the
        Master  Servicer  contained in the  Certificates of any Class or in this
        Agreement and such failure shall continue  unremedied for a period of 30 days  (except  that  such  number  of days  shall be 15 in the case of a failure to pay the premium for any Required  Insurance Policy) after the date on which written  notice of such failure,  requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company,  or to the Master Servicer,  the Company and the Trustee by
        the Holders of Certificates of any Class evidencing,  in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)     the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)    the Master Servicer shall notify the Trustee pursuant to Section 4.04(b)
        that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of
Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the
Voting Rights, the Trustee shall, by notice in writing to the Master Servicer
(and to the Company if given by the Trustee or to the Trustee if given by the
Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the
Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the
Mortgage Loans and the proceeds thereof, other than its rights as a
Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the
Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master
Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the
Certificate Account or thereafter be received with respect to the Mortgage
Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a
Mortgage Loan which was due prior to the notice terminating Residential
Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below)
of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the
Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and
4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master
Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the
Trustee shall be entitled to all funds relating to the Mortgage Loans which the
Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial
Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.
Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the
Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor
Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans. The Master
Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transition hereunder.

        (b) In connection with the termination or resignation of the Master
Servicer hereunder, either (i) the successor Master Servicer, including the
Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with
MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS'
rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such
Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the
Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Master
Servicer, the Trustee shall give prompt written notice thereof to the
Certificateholders at their respective addresses appearing in the Certificate
Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of
Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of
Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or
Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this
Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the
Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the
Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are  specifically  set forth in this Agreement,  no implied  covenants or obligations  shall be read into this Agreement  against the Trustee and, in the absence of bad faith on the part of the Trustee,  the Trustee may conclusively rely, as to the  truth of the  statements  and the  correctness  of the  opinions expressed  therein,  upon any certificates or opinions  furnished to the
        Trustee by the Company or the Master  Servicer  and which on their face, do not contradict the requirements of this Agreement;

(ii)    The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the
        Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding
        Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this
        Agreement;

(iv)    The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv)
        and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the
        Master Servicer, the Company or any Certificateholder; and

(v)     Except to the extent provided in Section 7.02, no provision in this
        Agreement shall require the Trustee to expend or risk its own funds
        (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)     The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section
        860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the
        Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The Trustee  shall be under no  obligation to exercise any of the trusts or powers  vested in it by this  Agreement or to  institute,  conduct or defend any  litigation  hereunder or in relation  hereto at the request, order or  direction  of any of the  Certificateholders,  pursuant to the provisions of this Agreement,  unless such Certificateholders shall have offered to the  Trustee  reasonable  security or  indemnity  against the costs,  expenses  and  liabilities  which  may be  incurred  therein  or thereby; nothing contained herein shall, however, relieve the Trustee of the  obligation,  upon the  occurrence of an Event of Default (which has not been cured or  waived),  to  exercise  such of the rights and powers vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise  as a prudent  investor  would  exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)     Prior to the  occurrence of an Event of Default  hereunder and after the curing or waiver of all Events of Default which may have  occurred,  the
        Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion,  report, notice,  request,  consent,  order, approval,  bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class  evidencing,  as to such Class,  Percentage
        Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable  time to the Trustee of the costs,  expenses or  liabilities  likely  to be  incurred  by it in the  making  of  such investigation is, in the opinion of the Trustee,  not reasonably assured to the  Trustee  by the  security  afforded  to it by the  terms of this
        Agreement,  the Trustee may require  reasonable  indemnity  against such expense or  liability as a condition to so  proceeding.  The  reasonable expense of every such examination  shall be paid by the Master Servicer, if an Event of  Default  shall  have  occurred  and is  continuing,  and otherwise by the Certificateholder requesting the investigation;

(vi)    The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)   To the extent authorized under the Code and the regulations  promulgated thereunder,  each  Holder of a Class R  Certificate  hereby  irrevocably appoints  and  authorizes  the  Trustee to be its  attorney-in-fact  for purposes of signing  any Tax  Returns  required to be filed on behalf of the Trust Fund.  The Trustee  shall sign on behalf of the Trust Fund and deliver  to the  Master  Servicer  in a timely  manner  any Tax  Returns prepared  by or on behalf of the  Master  Servicer  that the  Trustee is required  to sign as  determined  by the  Master  Servicer  pursuant  to applicable  federal,  state or local tax laws,  provided that the Master
        Servicer  shall  indemnify  the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)     Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section
        10.01(f)) it shall have obtained or been furnished with an Opinion of
        Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or
        (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on
        "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the
Mortgage Loans) shall be taken as the statements of the Company or the Master
Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the
Certificates shall be duly and validly executed and authenticated by it as
Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master
Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master
Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the
Custodial Account or the Certificate Account by the Company or the Master
Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not
Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a)     The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the
        Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement
        (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
        Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master Servicer agrees to indemnify the Trustee for, and to hold the
        Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the
        Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, and the Master Servicer
        further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the second paragraph of
        Section 2.01(c) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses)
        of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of this paragraph, provided that:

(i)     with respect to any such claim, the Trustee shall have given the Master
        Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii)   notwithstanding anything in this Agreement to the contrary, the Master
        Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the
Master Servicer in this Section 8.05(b) shall not be available (A) for any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement or (B) where the Trustee is required to indemnify the
Master Servicer pursuant to Section 12.05(a).

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and the short-term rating of such institution shall be A-1 in the case of Standard &
Poor's if Standard & Poor's is a Rating Agency. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning
Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the
Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii)
above other than any failure to comply with the provisions of Article XII, in which case no notice or grace period shall be applicable) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the
Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section
8.08.

Section 8.08.  Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the
Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this
Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the
Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the
Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the
Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the
Trust Fund or property securing the same may at the time be located, the Master
Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the
Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust
Fund, or any part thereof, and, subject to the other provisions of this Section
8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to
Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the
Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the
Company, or shall, at the direction of the Company and the Master Servicer, appoint one or more Custodians who are not Affiliates of the Company, the Master
Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article
VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The
Trustee shall notify the Certificateholders of the appointment of any Custodian
(other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the United States at the address designated in Section 11.05 of the Series Supplement where
Certificates may be surrendered for registration of transfer or exchange. The
Trustee will maintain an office at the address stated in Section 11.05 of the
Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01.  Optional  Purchase by the Master  Servicer  of All  Certificates;
        Termination  Upon Purchase by the Master  Servicer or Liquidation of All
        Mortgage Loans

(a)     Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to
        Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)     the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)    the  purchase  by the  Master  Servicer  of all  Mortgage  Loans and all
        property acquired in respect of any Mortgage Loan remaining in the Trust
        Fund at a price  equal to 100% of the unpaid  principal  balance of each
        Mortgage Loan or, if less than such unpaid principal  balance,  the fair market value of the related  underlying  property of such  Mortgage Loan with  respect to Mortgage  Loans as to which title has been  acquired if such fair market value is less than such unpaid  principal  balance (net of any  unreimbursed  Advances  attributable to principal) on the day of repurchase  plus accrued  interest  thereon at the Net Mortgage Rate (or
        Modified Net Mortgage  Rate in the case of any Modified  Mortgage  Loan)
        to,  but not  including,  the  first  day of the  month  in  which  such repurchase  price is distributed,  provided,  however,  that in no event shall the trust  created  hereby  continue  beyond the  expiration of 21 years from the death of the last survivor of the  descendants  of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St.
        James,  living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary,  as determined by the Master Servicer, to avoid  disqualification of any portion of any
        REMIC formed under the Series  Supplement as a REMIC. The purchase price paid by the Master  Servicer  shall also  include  any  amounts  owed by
        Residential  Funding  pursuant to the last paragraph of Section 4 of the
        Assignment  Agreement  in respect of any  liability,  penalty or expense that resulted from a breach of the Compliance With Laws  Representation, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust
Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal
Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed
Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool
Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual
Period and any previously unpaid Accrued Certificate Interest. If the Master
Servicer exercises this right to purchase the outstanding Certificates, the
Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

               (b) The Master Servicer shall give the Trustee not less than 40 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to
        Certificateholders (whether as a result of the exercise by the Master
        Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the
        Certificates will be purchased (as a result of the exercise by the
        Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee
        (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter. Such notice shall be prepared by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(iii)   the anticipated Final Distribution Date upon which final payment of the
        Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the
        Distribution Date on which such purchase is to be made,

(iv)    the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(v)     that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the
        Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to
Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the
Master Servicer shall deposit in an Eligible Account, established by the Master
Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee.
The Trustee will withdraw from such account the amount specified in subsection
(c) below.

(b) In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class
M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master
Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders (i)
the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the
Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding
Certificates, an amount determined as follows: (A) with respect to each
Certificate the outstanding Certificate Principal Balance thereof, plus Accrued
Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A). Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate
Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

(c) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to
Certificateholders to be withdrawn therefrom and credited to the remaining
Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any
Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting
Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master
Servicer all amounts distributable to the holders thereof and the Master
Servicer shall thereafter hold such amounts until distributed to such Holders.
No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such
Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate
Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the
Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their
Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any
Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01.
Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto.
Any Certificates so purchased or deemed to have been purchased on such
Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a)     Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions,"
        as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:
(i)     The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section
        860F of the Code and regulations thereunder;

(ii)    The Master Servicer shall notify the Trustee at the commencement of such
        90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)   If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution
        Date, purchase all of the assets of the Trust Fund for cash.

(b)     Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final
Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law.
The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the
Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the
Trustee shall not permit the creation of any "interests" (within the meaning of
Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a
0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the
REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as
REMIC Administrator and shall be paid reasonable compensation not to exceed
$3,000 per year by any successor Master Servicer hereunder for so acting as the
REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax
Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the
Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the
Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R
Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a
Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the
Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC
Provisions (and the Trustee shall assist the Master Servicer and the REMIC
Administrator, to the extent reasonably requested by the Master Servicer and the
REMIC Administrator to do so). The Master Servicer and the REMIC Administrator
shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii)
result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the
Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an
Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC
Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the
Trust Fund, but in no event at the expense of the Master Servicer, the REMIC
Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder)
as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an
Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master
Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all
times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and
"permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any
REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section
860G(c) of the Code, on any contributions to any such REMIC after the Startup
Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the
Custodial Account as provided by Section 3.10 and on the Distribution Date(s)
following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the
REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless
(subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any
Certificates are outstanding or subject the REMIC to any tax under the REMIC
Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section
10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section
860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury
Regulations, the "latest possible maturity date" by which the Certificate
Principal Balance of each Class of Certificates (other than the Interest Only
Certificates) representing a regular interest in the applicable REMIC and the
Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest
(other than each Uncertificated REMIC Regular Interest represented by a Class
A-V Certificate, if any) and the rights to the Interest Only Certificates and
Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and
Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for
Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized
Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii)
the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this
Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC
Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC
Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust
Fund, the Company or the Master Servicer, as a result of a breach of the
Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the
Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust
Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the
REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the
Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the
REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust
Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax
Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular
Interests.

        As provided in Section 10.04 of the Series Supplement.

Section 10.05. Compliance with Withholding Requirements.

        As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to modify,  eliminate or add to any of its  provisions to such extent as shall be necessary or  desirable  to maintain the  qualification  of the
        Trust Fund as a REMIC at all times that any  Certificate  is outstanding or to avoid or  minimize  the risk of the  imposition  of any tax on the
        Trust Fund  pursuant to the Code that would be a claim against the Trust
        Fund,  provided  that the Trustee has  received an Opinion of Counsel to the effect that (A) such action is  necessary  or  desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B)  such  action  will  not  adversely  affect  in any material respect the interests of any Certificateholder,

(iv)    to change  the  timing  and/or  nature of  deposits  into the  Custodial
        Account  or the  Certificate  Account or to change the name in which the
        Custodial  Account  is  maintained,  provided  that (A) the  Certificate
        Account  Deposit  Date  shall  in no event  be  later  than the  related
        Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any  Certificateholder  and  (C)  such  change  shall  not  result  in a reduction of the rating assigned to any Class of Certificates  below the lower  of  the  then-current  rating  or the  rating  assigned  to  such
        Certificates  as of the  Closing  Date  (in  the  case  of  the  Insured
        Certificates (as defined in the Series  Supplement),  such determination shall be made  without  giving  effect  to the  Certificate  Policy  (as defined in the Series  Supplement)),  as evidenced by a letter from each
        Rating Agency to such effect,

(v)     to modify,  eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual  interests" in a REMIC,  provided that (A) such  change  shall  not  result  in  reduction  of the  rating assigned  to any  such  Class of  Certificates  below  the  lower of the then-current  rating or the rating  assigned to such  Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement),  such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect, and (B)
        such change shall not (subject to Section 10.01(f)),  as evidenced by an
        Opinion of Counsel  (at the  expense of the party  seeking so to modify, eliminate or add such provisions),  cause any REMIC created hereunder or any of the Certificateholders  (other than the transferor) to be subject to a  federal  tax  caused  by a  transfer  to a  Person  that  is not a
        Permitted Transferee,

(vi)    to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of
        Counsel, adversely affect in any material respect the interests of any
        Certificateholder or

               (vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b)     This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial
        Agreement or of modifying in any manner the rights of the Holders of
        Certificates of such Class; provided, however, that no such amendment shall:

(i)     reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)    reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f)
        and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master
        Servicer, the Company or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the
        Series Supplement to fail to qualify as a REMIC at any time that any
        Certificate is outstanding.

(d)     Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the
        Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)     The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the
        Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section
        1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the
        Class M Certificateholders, the Master Servicer or the Trustee, as
        applicable; provided that the Company obtains (subject to Section
        10.01(f)) an Opinion of Counsel (which need not be an opinion of
        Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions"
        under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any
        Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by
        General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's
        Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment)
        and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the
Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting
Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this
Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related
Percentage Interests of such Class, shall have made written request upon the
Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other
Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the
Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such
Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the
Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i)
shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (ii)
shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1), or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     (1) the termination or appointment of a successor Master Servicer or (2)
        the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d)     the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e)     the statement required to be delivered to the Holders of each Class of
        Certificates pursuant to Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and
        3.19,

(g)     (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h)     the occurrence of any monthly cash flow shortfall to the Holders of any
        Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this
Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the
"Resecuritized Certificates"), the Company may deposit such Resecuritized
Certificates into a new REMIC, grantor trust or custodial arrangement (a
"Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental
Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the
Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an
"amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the
establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the
Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental
Article will not endanger the status of the Trust Fund as a REMIC or (subject to
Section 10.01(f)) result in the imposition of a tax upon the Trust Fund
(including but not limited to the tax on prohibited transactions as defined in
Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

        As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

        As provided in Section 11.10 of the Series Supplement.

ARTICLE XII

                          COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of the Parties; Reasonableness.

               The Company, the Trustee and the Master Servicer acknowledge and agree that the purpose of this Article XII is to facilitate compliance by the
Company with the provisions of Regulation AB and related rules and regulations of the Commission. The Company shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the
Exchange Act and the rules and regulations of the Commission under the
Securities Act and the Exchange Act. Each of the Master Servicer and the Trustee
acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the
Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Company in good faith for delivery of information under these provisions on the basis of evolving interpretations of
Regulation AB. Each of the Master Servicer and the Trustee shall cooperate reasonably with the Company to deliver to the Company (including any of its assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Company to permit the Company to comply with the provisions of Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

               (a)....The Trustee shall be deemed to represent and warrant to the Company as of the date hereof and on each date on which information is provided to the Company under Sections 12.01, 12.02(b) or 12.03 that, except as disclosed in writing to the Company prior to such date: (i) it is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other Securitization
Transaction due to any default of the Trustee; (ii) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its trustee obligations under this Agreement or any other
Securitization Transaction as to which it is the trustee; (iii) there are no material legal or governmental proceedings pending (or known to be contemplated)
against it that would be material to Certificateholders; (iv) there are no relationships or transactions (as described in Item 1119(b) of Regulation AB)
relating to the Trustee with respect to the Company or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as each of such terms are used in Regulation AB) relating to the Securitization Transaction contemplated by the Agreement, as identified by the Company to the Trustee in writing as of the Closing Date (each, a "Transaction Party") that are outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the Securitization
Transaction, and that are material to the investors' understanding of the
Certificates; and (v) the Trustee is not an affiliate (as contemplated by Item
1119(a) of Regulation AB) of any Transaction Party. The Company shall notify the
Trustee of any change in the identity of a Transaction Party after the Closing
Date.

               (b)....If so requested by the Company on any date following the
Closing Date, the Trustee shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide the pertinent facts, in writing, to the Company. Any such request from the Company shall not be given more than once each calendar quarter, unless the Company shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

Section 12.03. Information to Be Provided by the Trustee.

               For so long as the Certificates are outstanding, for the purpose of satisfying the Company's reporting obligation under the Exchange Act with respect to any class of Certificates, the Trustee shall provide to the Company a written description of (a) any litigation or governmental proceedings pending against the Trustee as of the last day of each calendar month that would be material to Certificateholders, and (b) any affiliations or relationships (as described in Item 1119 of Regulation AB) that develop following the Closing Date between the Trustee and any Transaction Party of the type described in Section
12.02(a)(iv) or 12.02(a)(v) as of the last day of each calendar year. Any descriptions required with respect to legal proceedings, as well as updates to previously provided descriptions, under this Section 12.03 shall be given no later than five Business Days prior to the Determination Date following the month in which the relevant event occurs, and any notices and descriptions required with respect to affiliations, as well as updates to previously provided descriptions, under this Section 12.03 shall be given no later than January 31 of the calendar year following the year in which the relevant event occurs. As of the related Distribution Date with respect to each Report on Form 10-D with respect to the Certificates filed by or on behalf of the Company, and as of
March 15 preceding the date each Report on Form 10-K with respect to the
Certificates is filed, the Trustee shall be deemed to represent and warrant that any information previously provided by the Trustee under this Article XII is materially correct and does not have any material omissions unless the Trustee has provided an update to such information. The Company will allow the Trustee to review any disclosure relating to material litigation against the Trustee prior to filing such disclosure with the Commission to the extent the Company changes the information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

               On or before March 15 of each calendar year, the Trustee shall:

(a) deliver to the Company a report (in form and substance reasonably satisfactory to the Company) regarding the Trustee's assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item
1122 of Regulation AB. Such report shall be signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on
Exhibit R hereto; and

(b) deliver to the Company a report of a registered public accounting firm satisfying the requirements of Rule 2-01 of Regulation S-X under the Securities
Act and the Exchange Act that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and
2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a) The Trustee shall indemnify the Company, each affiliate of the Company, the
Master Servicer and each affiliate of the Master Servicer, and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                        (i)(A) any untrue statement of a material fact contained
or alleged to be contained in any information, report, certification, accountants' attestation or other material provided under this Article XII by or on behalf of the Trustee (collectively, the "Trustee Information"), or (B) the omission or alleged omission to state in the Trustee Information a material fact required to be stated in the Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

                        (ii) any failure by the Trustee to deliver any
information, report, certification or other material when and as required under this Article XII, other than a failure by the Trustee to deliver an accountants'
attestation.

(b) In the case of any failure of performance described in clause (ii) of
Section 12.05(a), as well as a failure to deliver an accountants' attestation, the Trustee shall (i) promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants' attestation or other material not delivered by the
Trustee as required and (ii) cooperate with the Company to mitigate any damages that may result from such failure.

(c) The Company and the Master Servicer shall indemnify the Trustee, each affiliate of the Trustee and the respective present and former directors, officers, employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Agreement by or on behalf of the Company or
Master Servicer for inclusion in any report filed with Commission under the
Exchange Act (collectively, the "RFC Information"), or (ii) the omission or alleged omission to state in the RFC Information a material fact required to be stated in the RFC Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Notwithstanding any provision in this Section 12.05 to the contrary, the parties agree that none of the Trustee, the Company or the Master Servicer shall be liable to the other for any consequential or punitive damages whatsoever, whether in contract, tort (including negligence and strict liability), or any other legal or equitable principle; provided, however, that such limitation shall not be applicable with respect to third party claims made against a party.

                                    EXHIBIT A

FORM  OF  CLASS  A  CERTIFICATE,  [PRINCIPAL  ONLY/CLASS  A-P]  CERTIFICATE  AND
[INTEREST ONLY/CLASS A-V] CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO
CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF
APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO
THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED
ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT
PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS
BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL
CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]%
AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN
$[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE]
[NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS
MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED
ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH
RATE.]

Certificate No.                                   [        %][Variable] Pass-Through Rate
                                                  [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing                     [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____                               Aggregate Initial [Certificate Principal
                                                  Balance] [[Interest Only/Class
A-V] Notional
First Distribution Date:                          Amount] [Subclass Notional Amount] of the
_________ 25, ____                                Class A-     Certificates:

Master Servicer:                                  [Initial] [Certificate Principal
Residential Funding                               Balance] [Interest Only/Class A-V] [Subclass]
Corporation                                       Notional Amount] of this Certificate:
                                                  $                          ]
Assumed Final
Distribution Date:                                CUSIP 76110F-
___________ 25, ____

                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund
               consisting primarily of a pool of [conventional one- to
               four-family fixed interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential
Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC
Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master
Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.
None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of
their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage
Interest evidenced by this Certificate [(obtained by dividing the [Initial
Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional
Amount] of this Certificate by the aggregate [Initial Certificate Principal
Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V]
Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the
"Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing
Agreement dated as specified above (the "Agreement") among the Company, the
Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the
Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-
Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional
Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage
Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of
the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such
[Interest Only/Class A-V]- Certificates immediately prior to such date.] [The
[Interest Only/Class A-V][- ] Certificates have no Certificate Principal
Balance.]

               Distributions on this Certificate will be made either by the
Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise)
for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this
Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New
York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class
A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of
Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial
Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and
State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the
Trustee and the Certificate Registrar duly executed by the Holder hereof or such
Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Company, the Master Servicer, the Trustee or the
Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the
Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the
Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii)
purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated
Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee

                                            By:____________________________
                                                 Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: _______________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage
Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the
Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: ________________________
                                        _____________________________________
                                        Signature by or on behalf of assignor

                                        _____________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available  funds  to  ___________________________________  for  the account of ___________________ account number __________________,  or, if mailed by check, to _________________________.

        Applicable statements should be mailed to _______________.

        This  information  is provided by  ______________,  the  assignee  named above, or ___________________, as its agent.

                                   EXHIBIT A-1

                           FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT
FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED
IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

Certificate No. ____                              Variable Pass-Through Rate
Class X Senior

Date of Pooling and Servicing Agreement           Percentage Interest: 100%
and Cut-off Date:                                 __________ 1, ____

Master Servicer:                                  Aggregate   Initial  Notional  Amount  of  the
Residential Funding Corporation                   Class X Certificates: $__________

First Distribution Date:                          Initial  Notional Amount of this  Certificate:
__________ 25, ____                               $_____________

Assumed Final Distribution Date:                  CUSIP ________
_____________

                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                SERIES ____-____

        Evidencing a percentage interest in the distributions allocable to the
        Class X Certificates with respect to a Trust Fund consisting primarily of a pool of [one- to four-family residential, payment-option, adjustable-rate first lien mortgage loans with a negative amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit
Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage
Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer,
the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the
Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the
Initial Notional Amount of this Certificate by the Aggregate Notional Amount of all Class X Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of [one-
to four-family residential, payment-option, adjustable-rate first lien mortgage loans with a negative amortization feature] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company,"
which term includes any successor entity under the Agreement referred to below).
The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
________________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such
Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the
Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the
Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class X Certificates on such Distribution Date. The
Class X Certificates have no Certificate Principal Balance.

        Distributions on this Certificate will be made either by the Master
Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the
Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the
Master Servicer or such Paying Agent, or by check mailed to the address of the
Person entitled thereto, as such name and address shall appear on the
Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Notional Amount of this Certificate is set forth above.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through
Certificates of the Series specified hereon (herein collectively called the
"Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to
Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the
Certificateholders under the Agreement at any time by the Company, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Company, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Company, the Master Servicer, the Trustee or the
Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the
Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii)
purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated
Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the
Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee

                                            By:____________________________
                                                 Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: _______________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage
Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the
Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: ________________________
                                        _____________________________________
                                        Signature by or on behalf of assignor

                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available  funds  to  ___________________________________  for  the account of ___________________ account number __________________,  or, if mailed by check, to _________________________.

        Applicable statements should be mailed to _______________.

        This  information  is provided by  ______________,  the  assignee  named above, or ___________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR
CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED
IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO
CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF
APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO
THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED
ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS
BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID
ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000]
OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD.
NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON
THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

        ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY
VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT
EITHER (A) SUCH TRANSFEREE IS NOT AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A
TRUSTEE OF ANY PLAN, OR ANY OTHER PERSON, ACTING, DIRECTLY OR INDIRECTLY, ON
BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN
INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON
PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, AS MOST RECENTLY AMENDED, PTE
2002-41, 67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC EXEMPTION"), AND THAT IT
UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC
EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF
PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH
OR MOODY'S OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF
FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED
TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH
IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT
SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY).

        IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY
PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING
PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN
INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION,
OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT
PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF
RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL
BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS
CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS
CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS
IN SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND
HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER,
AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR
EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the
        Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT
        LOANS, INC.

               This Certificate is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential
Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC
Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master
Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.
None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of
their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Certificate
Principal Balance of this Certificate by the aggregate Certificate Principal
Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of
[conventional one- to four-family fixed interest rate first mortgage loans] (the
"Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc.
(hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a
Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the
Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-
Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the
Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise)
for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this
Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New
York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               Any transferee of this Certificate will be deemed to have
represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such transferee is not an investment manager, a named fiduciary or a trustee of any plan, or any other person, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any plan (a "plan investor"), (b) it has acquired and is holding such
Certificate in reliance on prohibited transaction exemption ("PTE") 94-29, as most recently amended, PTE 2002-41, 67 fed. Reg. 54487 (August 22, 2002) (the
"RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by
Standard & Poor's, Fitch or Moody's or (c) (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor prohibited transaction class exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied
(each entity that satisfies this clause (c), a "complying insurance company).

               If this Certificate (or any interest herein) is acquired or held by any person that does not satisfy the conditions described in the preceding paragraph, then the last preceding transferee that either (i) is not a plan investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a complying insurance company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate owner thereof retroactive to the date of such transfer of this Certificate. The Trustee shall be under no liability to any person for making any payments due on this
Certificate to such preceding transferee.

               This Certificate is one of a duly authorized issue of
Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial
Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and
State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the
Trustee and the Certificate Registrar duly executed by the Holder hereof or such
Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Company, the Master Servicer, the Trustee or the
Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the
Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the
Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii)
purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated
Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee

                                            By:___________________________
                                                 Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: _______________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage
Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the
Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: ________________________
                                        _____________________________________
                                        Signature by or on behalf of assignor

                                        ____________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available  funds  to  ___________________________________  for  the account of ___________________ account number __________________,  or, if mailed by check, to _________________________.

        Applicable statements should be mailed to _______________.

        This  information  is provided by  ______________,  the  assignee  named above, or ___________________, as its agent.

                                    EXHIBIT C

                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN
THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE
RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR
IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER
SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH
THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE
PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR
AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE
TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE
AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY
OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING
INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL
INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE
DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE
LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE
PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ]
OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO
MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL
PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL
BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT
THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED
ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $_________________
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $_________________
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the
       Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential
Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC
Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master
Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.
None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of
their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate
(obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by
Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust
Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
__________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the
Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such
Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record
Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B
Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the
Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise)
for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this
Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New
York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the
Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the
Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the
Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as
amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code")
and stating, among other things, that the transferee's acquisition of a Class B
Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a
"Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE")
95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60..

               This Certificate is one of a duly authorized issue of
Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial
Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and
State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the
Trustee and the Certificate Registrar duly executed by the Holder hereof or such
Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Company, the Master Servicer, the Trustee or the
Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the
Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the
Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii)
purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated
Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee

                                            By:____________________________
                                                 Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: _______________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage
Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the
Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: ________________________
                                        _____________________________________
                                        Signature by or on behalf of assignor

                                        _____________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available  funds  to  ___________________________________  for  the account of ___________________ account number __________________,  or, if mailed by check, to _________________________.

        Applicable statements should be mailed to _______________.

        This  information  is provided by  ______________,  the  assignee  named above, or ___________________, as its agent.

                                   EXHIBIT C-I

                           FORM OF CLASS P CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE
RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR
IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER
SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH
THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT).

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE
PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR
AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE
TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE
AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY
OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No. ___                               Prepayment Charge

Class P - Prepayment Charge                       Aggregate Certificate Principal Balance
                                                  of the Class P
Date of Pooling and Servicing                     Certificates as of
Agreement and Cut-off Date:                       the Cut-off Date:
__________ 1, ____                                $0.00

First Distribution Date:                          Initial Certificate Principal Balance of this
__________ 25, ____                               Certificate: $____

Master Servicer:                                  Percentage Interest of this Certificate:
Residential Funding Corporation                   100%

Assumed Final Distribution Date:                  CUSIP: __________
__________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the
       Class P Certificates with respect to the Trust Fund consisting primarily of a pool of [one- to four-family residential, payment-option, adjustable-rate first lien mortgage loans with a negative amortization feature] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential
Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC
Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master
Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.
None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of
their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that ____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of [one- to four-family residential, payment-option, adjustable-rate first lien mortgage loans with a negative amortization feature] (the "Mortgage Loans"), formed and sold by Residential
Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above
(the "Agreement") among the Company, the Master Servicer and
____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the
Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such
Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the amount required to be distributed to Holders of Class P
Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the
Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise)
for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this
Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New
York.

               No transfer of this Class P Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the
Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the
Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the
Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as
amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code")
and stating, among other things, that the transferee's acquisition of a Class P
Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a
"Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of
Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial
Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and
State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the
Trustee and the Certificate Registrar duly executed by the Holder hereof or such
Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Company, the Master Servicer, the Trustee or the
Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the
Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the
Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii)
purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated
Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee

                                            By:____________________________
                                                 Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: _______________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage
Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the
Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: ________________________
                                        _____________________________________
                                        Signature by or on behalf of assignor

                                        _____________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available  funds  to  ___________________________________  for  the account of ___________________ account number __________________,  or, if mailed by check, to _________________________.

        Applicable statements should be mailed to _______________.

        This  information  is provided by  ______________,  the  assignee  named above, or ___________________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON
OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE
PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR
AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE
TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE
AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY
OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY
IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER
AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE
OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY
AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY
WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT
FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH
GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR
ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION
(OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE)
WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING
THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE
INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION
1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION
775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS
TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES
CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE
PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE
REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A
DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH
REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE
HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS
CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE
SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $____________________

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                   ___________%

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the
        Class R Certificates with respect to the Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential
Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC
Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master
Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates.
None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of
their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Initial
Certificate Principal Balance of this Certificate by the aggregate Initial
Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential
Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above
(the "Agreement") among the Company, the Master Servicer and __________________,
as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the
Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the
Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R
Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i)
each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any
Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a
United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this
Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New
York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.
Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the
Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the
Agreement.

               No transfer of this Class R Certificate will be made unless the
Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer
with respect to the permissibility of such transfer under the Employee
Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of
Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial
Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the
Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and
State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the
Trustee and the Certificate Registrar duly executed by the Holder hereof or such
Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Company, the Master Servicer, the Trustee or the
Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the
Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the
Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining
Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii)
purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated
Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this
Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee

                                            By:____________________________
                                                 Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.

                                            [___________________________],
                                                 as Certificate Registrar

                                            By: _______________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage
Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the
Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: ________________________
                                        _____________________________________
                                        Signature by or on behalf of assignor

                                        _____________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available  funds  to  ___________________________________  for  the account of ___________________ account number __________________,  or, if mailed by check, to _________________________.

        Applicable statements should be mailed to _______________.

        This  information  is provided by  ______________,  the  assignee  named above, or ___________________, as its agent.

                                    EXHIBIT E

                        FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of , 20
, by and between Residential Funding Corporation, its successors and assigns
("Residential Funding") and (the "Seller/Servicer," and, together with
Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service
Loans for, Residential Funding, and Residential Funding desires to purchase
Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding
Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the
Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1)     Each party is duly  organized,  validly  existing,  and in good standing under the laws of its  jurisdiction of  organization,  is qualified,  if necessary,  to do business and in good standing in each  jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2)     This Contract has been duly  authorized,  executed and delivered by each party and  constitutes  a valid and legally  binding  agreement  of each party enforceable in accordance with its terms.

(3)     There is no action,  proceeding or investigation  pending or threatened, and no basis  therefor is known to either  party,  that could affect the validity or prospective validity of this Contract.

(4)     Insofar as its capacity to carry out any obligation  under this Contract is concerned,  neither party is in violation of any charter, articles of incorporation,  bylaws, mortgage,  indenture,  indebtedness,  agreement, instrument,  judgment,  decree,  order,  statute, rule or regulation and none of the foregoing  adversely  affects its capacity to fulfill any of its obligations  under this Contract.  Its execution of, and performance pursuant to, this  Contract will not result in a violation of any of the foregoing.

b.                    Seller/Servicer's Representations, Warranties and
                      Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified
               Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller
Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding.
Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      Attention:
      Telefacsimile Number:  (___) ____ - _______

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this
Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This
Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                (Name of Seller/Servicer)
By:                                     By:
      (Signature)                               (Signature)
By:                                     By:
      (Typed Name)                              (Typed Name)
Title:                                  Title:
======================================= ========================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
      (Signature)                               (Signature)
By:                                     By:
      (Typed Name)                              (Typed Name)
Title:                                  Title:

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:  ________________
Title:
Date:

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R
(the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of
Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of
Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R
Certificates after March 31, 1988; (ii) that such tax would be on the transferor
(or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding
Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity"
includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of
Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section
7701(a)(30)(E) of the Code.

6. The Owner hereby agrees that it will not cause income from the Class R
Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8. That the Owner has reviewed the restrictions set forth on the face of the
Class R Certificates and the provisions of Section 5.02(f) of the Pooling and
Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the
Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10. The Owner's Taxpayer Identification Number is __________.

11. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R
Certificates.

12. That no purpose of the Owner relating to the transfer of any of the Class R
Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as
Exhibit 1.

13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the
Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R
Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class
R Certificates remain outstanding.

15. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with
"plan assets" of any such plan.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 200 .

                                            [NAME OF OWNER]

                                            By:____________________
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

____________________________________
[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this day of _______, 200__.

                                                 NOTARY PUBLIC

                                            COUNTY OF _______________
                                            STATE OF _________________
                                            My Commission expires the ______
                                            day of ____,20___.

                                    EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of
Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number
1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the Office of
Management and Budget, Attn: Desk Officer for the Department of the Treasury,
Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer,
W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic
REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the
REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65
FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs. Section
1.860H-6(g) of the proposed regulations provides requirements for transfers of
FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S.
taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section
1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d)
compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev.
Proc. 2001-12 for transfers occurring before August 19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility
Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections
553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                   EXHIBIT G-2

                         FORM OF TRANSFEROR CERTIFICATE

                                                          _______ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, Class R

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal
Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___,
Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of
___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the
"Company"), Residential Funding Corporation, as master servicer (the "Master
Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the
Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the
Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by
Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R
Certificate may not be respected for United States income tax purposes (and the
Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a
United States Person and a Permitted Transferee.

                                            Very truly yours,

                                                (Seller)

                                            By: _________________
                                            Name:
                                            Title:

                                    EXHIBIT H

                     FORM OF INVESTOR REPRESENTATION LETTER

                                                     _____, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, [Class B-]

Ladies and Gentlemen:

               (the "Purchaser") intends to purchase from (the "Seller") $
Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through
Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"),
dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the
"Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master
Servicer that:

1.      The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state  securities law, (b) the Company is not
        required  to  so  register   or  qualify  the   Certificates,   (c)  the
        Certificates may be resold only if registered and qualified  pursuant to the  provisions  of the  Act  or  any  state  securities  law,  or if an exemption from such registration and qualification is available, (d) the
        Pooling and  Servicing  Agreement  contains  restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.      The  Purchaser is  acquiring  the  Certificates  for its own account for investment  only and not with a view to or for sale in  connection  with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3.      The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business  matters, and, in particular, in such matters related to securities similar to the
        Certificates, such that it is capable of evaluating the merits and risks of investment in the  Certificates,  (b) able to bear the economic risks of such  an  investment  and (c) an  "accredited  investor"  within  the meaning of Rule 501(a) promulgated pursuant to the Act.

4.      The Purchaser has been  furnished  with,  and has had an  opportunity to review (a) [a copy of the Private  Placement  Memorandum,  dated  _____,
        20___,  relating  to the  Certificates  (b)] a copy of the  Pooling  and
        Servicing  Agreement and [b] [c] such other  information  concerning the
        Certificates,  the Mortgage  Loans and the Company as has been requested by the  Purchaser  from the Company or the Seller and is relevant to the
        Purchaser's decision to purchase the Certificates. The Purchaser has had any  questions  arising from such review  answered by the Company or the
        Seller to the  satisfaction of the Purchaser.  [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution  of the  Certificates  and was provided  with a copy of the
        Private Placement Memorandum (the "Memorandum") relating to the original sale (the  "Original  Sale") of the  Certificates  by the  Company,  the
        Purchaser  acknowledges  that such  Memorandum was provided to it by the
        Seller,  that the  Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or  facilitate  in any way the  purchase of the  Certificates  by the
        Purchaser  from the Seller,  and the Purchaser  agrees that it will look solely to the Seller and not to the Company  with respect to any damage, liability,  claim  or  expense  arising  out  of,  resulting  from or in connection  with (a) error or  omission,  or alleged  error or omission, contained in the  Memorandum,  or (b) any  information,  development  or event arising after the date of the Memorandum.]

5.      The  Purchaser  has not and  will not nor has it  authorized  or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any  Certificate,  any interest in any Certificate or any other similar  security to any person in any manner,  (b) solicit any offer to buy  or to  accept  a  pledge,  disposition  of  other  transfer  of any
        Certificate,  any  interest  in any  Certificate  or any  other  similar security  from any  person in any  manner,  (c)  otherwise  approach  or
        negotiate  with  respect  to  any  Certificate,   any  interest  in  any
        Certificate or any other similar security with any person in any manner,
        (d) make any general  solicitation by means of general advertising or in any other  manner or (e) take any other  action,  that (as to any of (a)
        through (e) above) would  constitute a distribution  of any  Certificate under the Act, that would render the  disposition  of any  Certificate a violation of Section 5 of the Act or any state  securities  law, or that would  require  registration  or  qualification  pursuant  thereto.  The
        Purchaser will not sell or otherwise  transfer any of the  Certificates, except in  compliance  with the  provisions of the Pooling and Servicing
        Agreement.

6.      The Purchaser

(a)     is not an  employee  benefit  or other plan  subject  to the  prohibited transaction provisions of the Employee Retirement Income Security Act of
        1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code
        of 1986,  as amended  (a  "Plan"),  or any other  person  (including  an investment  manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly,  on behalf of or purchasing any Certificate with
        "plan assets" of any Plan within the meaning of the  Department of Labor
        ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b)     is an  insurance  company,  the  source  of  funds  to be  used by it to purchase the  Certificates  is an "insurance  company  general  account"
        (within  the  meaning  of DOL  Prohibited  Transaction  Class  Exemption
        ("PTCE")  95-60),  and the  purchase is being made in reliance  upon the availability  of the exemptive  relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the
Purchaser will not transfer such Certificates to any Plan or person unless such
Plan or person meets the requirements set forth in either 6(a) or (b) above.

                                            Very truly yours,

                                            By: _________________________
                                            Name:
                                            Title:

                                    EXHIBIT I

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                 ___________, 20____

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the
"Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed
Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans,
Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the
Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a)
offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any
Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through
(e) above) would constitute a distribution of the Certificates under the
Securities Act of 1933 (the "Act"), that would render the disposition of any
Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and
Servicing Agreement.

                                            Very truly yours,

                                                (Seller)

                                            By: _____________________
                                            Name:
                                            Title:

                                    EXHIBIT J

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:

               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1.      In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule
        144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule
        144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A
        Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of
        1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.      The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and
        Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____
        among Residential Funding Corporation as Master Servicer, Residential
        Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the
        Agreement and __________________, as trustee, as follows:

(a)     The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b)     The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)     The Buyer has been furnished with all information regarding the Rule
        144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d)     Neither  the  Buyer  nor  anyone  acting  on  its  behalf  has  offered, transferred,  pledged,  sold or  otherwise  disposed  of the  Rule  144A
        Securities,  any  interest  in the Rule  144A  Securities  or any  other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the  Rule  144A  Securities  or any  other  similar  security  from,  or otherwise  approached  or  negotiated  with  respect  to the  Rule  144A
        Securities,  any  interest  in the Rule  144A  Securities  or any  other similar  security  with,  any person in any manner,  or made any general solicitation by means of general  advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule
        144A Securities  under the 1933 Act or that would render the disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor  will it act,  nor has it authorized  or will it authorize  any person to act, in such manner with respect to the Rule 144A Securities.

(e)     The Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification  to that effect attached hereto as Annex 1 or Annex 2. The
        Buyer is aware  that the sale to it is being  made in  reliance  on Rule
        144A.  The  Buyer is  acquiring  the Rule  144A  Securities  for its own account  or  the  accounts  of  other  qualified  institutional  buyers, understands  that such Rule 144A  Securities  may be resold,  pledged or transferred only (i) to a person  reasonably  believed to be a qualified institutional  buyer  that  purchases  for  its own  account  or for the account of a qualified  institutional buyer to whom notice is given that the  resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from  registration  under the 1933
        Act.

               [3. The Buyer

                      [(a) is not an employee benefit or other plan subject to
        the prohibited transaction provisions of the Employee Retirement Income
        Security Act of 1974, as amended ("ERISA"), or Section 4975 of the
        Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the
        Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101](1);
        or

                      (b) is an insurance company, the source of funds to be
        used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class
        Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.](2)

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this
document as of the date set forth below.

Print Name of Seller                              Print Name of Buyer
By:                                               By:
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
Date:                                             Date:

                              ANNEX 1 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial
Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities
Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

--      Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar  institution),  Massachusetts or similar business trust,  partnership,  or charitable  organization  described in
        Section 501(c)(3) of the Internal Revenue Code.

--      Bank. The Buyer (a) is a national bank or banking institution  organized under the laws of any State,  territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign  bank or  equivalent  institution,  and (b) has an audited net worth of at least  $25,000,000  as  demonstrated  in its  latest  annual financial statements, a copy of which is attached hereto.

--      Savings  and Loan.  The Buyer  (a) is a  savings  and loan  association, building and loan association,  cooperative bank, homestead  association or similar  institution,  which is supervised and examined by a State or
        Federal authority having  supervision over any such institutions or is a foreign savings and loan  association or equivalent  institution and (b)
        has an audited net worth of at least  $25,000,000 as demonstrated in its latest annual financial statements.

--      Broker-Dealer.  The Buyer is a dealer registered  pursuant to Section 15 of the Securities Exchange Act of 1934.

--      Insurance  Company.  The Buyer is an insurance company whose primary and predominant  business  activity  is  the  writing  of  insurance  or the reinsuring  of risks  underwritten  by insurance  companies and which is subject  to  supervision  by the  insurance  commissioner  or a  similar official or agency of a State or territory or the District of Columbia.

--      State or Local Plan. The Buyer is a plan established and maintained by a
        State, its political  subdivisions,  or any agency or instrumentality of the  State  or  its  political  subdivisions,  for  the  benefit  of its employees.

--      ERISA Plan. The Buyer is an employee  benefit plan within the meaning of
        Title I of the Employee Retirement Income Security Act of 1974.

--      Investment Adviser.  The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

--      SBIC. The Buyer is a Small Business  Investment  Company licensed by the
        U.S.  Small Business  Administration  under Section 301(c) or (d) of the
        Small Business Investment Act of 1958.

--      Business  Development  Company.  The  Buyer  is a  business  development company as defined in Section 202(a)(22) of the Investment  Advisers Act
        of 1940.

--      Trust Fund.  The Buyer is a trust fund whose  trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained  by a State,  its  political  subdivisions,  or any agency or instrumentality  of the  State or its  political  subdivisions,  for the benefit of its  employees,  or (b)  employee  benefit  plans  within the meaning of Title I of the  Employee  Retirement  Income  Security Act of
        1974, but is not a trust fund that includes as  participants  individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the
Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.
However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the
Buyer will only purchase for the account of a third party that at the time is a
"qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By: ___________________
                                                 Name:
                                                 Title:

                                            Date:__________________

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities
Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment
Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii)
as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the
Buyer's Family of Investment Companies, the cost of such securities was used.

--             The Buyer owned $ in securities (other than the excluded
               securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

--             The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded
               securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of
Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii)
loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the
Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                            Print Name of Buyer

                                            By: ________________________
                                                 Title:

                                            IF AN ADVISER:

                                            Print Name of Buyer

                                            Date:  _____________________

                                    EXHIBIT K

                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                  ARTICLE XIII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 13.01. Subordinate Certificate Loss Coverage; Limited
Guaranty. (a) Subject to subsection (c) below, prior to the later of the third
Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution
Date for Advances or Sub-Servicer Advances previously made, (which will not be
Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess
Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the
Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination
Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses
and Extraordinary Losses) will be allocated to the Class B Certificates on such
Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized
Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a);
provided, however, that the amount of such demand in respect of any Distribution
Date shall in no event be greater than the sum of (i) the additional amount of
Accrued Certificate Interest that would have been paid for the Class B
Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal
Balances of the Class B Certificates on such Distribution Date due to such
Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess
Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount
Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 13.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance
Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited
Guaranty"), executed by General Motors Acceptance Corporation, of Residential
Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the
Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this
Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate
Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains
(subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of
Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date"
under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or
Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate
Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not
supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance
Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance
Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the
Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss
Obligation pursuant to this Section shall be accompanied by a written Opinion of
Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master
Servicer and the Trustee shall reasonably request. Neither the Company, the
Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 13.02. Amendments Relating to the Limited Guaranty.
Notwithstanding Sections 11.01 or 13.01: (i) the provisions of this Article XIII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate
Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XIII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential
Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential
Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e)
and, provided further that the Company obtains (subject to the provisions of
Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited
Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel
(which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on
"contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any
Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                    EXHIBIT L

                           [FORM OF LIMITED GUARANTY]

                                LIMITED GUARANTY

                        RESIDENTIAL ACCREDIT LOANS, INC.

                       Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___

                                                       ______, 200__

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

        WHEREAS,   Residential  Funding  Corporation,   a  Delaware  corporation
("Residential  Funding"),  an indirect wholly-owned subsidiary of General Motors
Acceptance Corporation,  a New York corporation ("GMAC"), plans to incur certain obligations  as  described  under  Section  13.01 of the Pooling  and  Servicing
Agreement  dated as of ___________ 1, ____ (the  "Servicing  Agreement"),  among
Residential  Accredit  Loans,  Inc.  (the  "Company"),  Residential  Funding and
__________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series
____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 13.01 of the Servicing Agreement,
Residential Funding agrees to make payments to the Holders of the Class B
Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the
Certificate Account on behalf of Residential Funding (or otherwise provide to
Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related
Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
13.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against
Residential Funding or any other person or by any other fact or circumstance.
Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 13.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential
Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited
Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be
modified, amended or terminated only by the written agreement of GMAC and the
Trustee and only if such modification, amendment or termination is permitted under Section 13.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the
Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the
State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited
Guaranty shall be delivered to the Trustee in connection with the execution of
Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the
Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION

                                            By: ______________________
                                            Name:
                                            Title:

Acknowledged by:

__________________,
    as Trustee

By:
Name:
Title:

RESIDENTIAL ACCREDIT LOANS, INC.

By:
Name:
Title:

                                    EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                         _____, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by (the "Trustee") to (the "Lender") of (the "Mortgage Loan") pursuant to
Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), dated as of ___________ 1, ____ among Residential
Accredit Loans, Inc., as seller (the "Company"), Residential Funding
Corporation, as Master Servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such  assignment  is at the  request  of the  borrower  under  the  related
Mortgage Loan.

                                            Very truly yours,

                                    (Lender)

                                            By:________________________
                                            Name:
                                            Title:

                                    EXHIBIT N

                          FORM OF REQUEST FOR EXCHANGE

                                                        [DATE]

__________________
__________________
__________________

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates,
                      Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage
Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the
Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1.                    [Interest Only/Class A-V]- Certificates, corresponding to
                      the following Uncertificated REMIC Regular Interests:
                      [List numbers corresponding to the related loans and Pool
                      Strip Rates from the Mortgage Loan Schedule]. The initial
                      Subclass Notional Amount and the Initial Pass-Through Rate
                      on the [Interest Only/Class A-V]- Certificates will be $
                      and %, respectively.

2.                    [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest
Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of
___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding
Corporation and __________________, as trustee.

                                            RESIDENTIAL FUNDING CORPORATION

                                            By: ____________________________
                                                Name:
                                                Title:

                                    EXHIBIT O

                         Form of Form 10-K Certification

        I, [identify the certifying individual], certify that:

        1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form
10-K of the trust (the "Exchange Act periodic reports") created pursuant to the
Series Supplement dated ___________________ to the Standard Terms of Pooling and
Servicing Agreement dated ____________________ (together, the "P&S Agreement")
among Residential Accredit Loans, Inc., Residential Funding Corporation (the
"Master Servicer") and [Name of Trustee] (the "Trustee");

        2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

        4. I am responsible for reviewing the activities performed by the Master
Servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item
1123 of Regulation AB, and except a disclosed in the Exchange Act periodic reports, the Master Servicer has fulfilled its obligations under the P&S
Agreement; and

        5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of
Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________

____________________________*
[Signature] [Title:]

* to be signed by the senior officer in charge of the servicing functions of the
Master Servicer

                                    EXHIBIT P

                   [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The  undersigned,  a Responsible  Officer of [_________] (the "Trustee")
certifies that:

        (a) The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing
Agreement dated as of [_________], 20[__] (the "Agreement") by and among
[__________], as depositor, Residential Funding Corporation, as Master Servicer,
and the Trustee in accordance with the standards set forth therein.

        (b) Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the Agreement is accurate as of the last day of the
20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

        IN  WITNESS  WHEREOF,  I  have  duly  executed  this  certificate  as of
_________, 20__.]

                                                   Name:______________________
                                                   Title:

                                    EXHIBIT Q

INFORMATION  TO BE  PROVIDED  BY THE  MASTER  SERVICER  TO THE  RATING  AGENCIES
RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan

                                    EXHIBIT R

                SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing
Criteria":

-------------------------------------------------------------------------- ------------------
                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
-------------------------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                        GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                       CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments on pool assets are deposited into the |X| (as to
                  appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days accounts held by specified in the transaction agreements. Trustee)
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an |X| (as
                  to obligor or to an investor are made only by authorized
                  investors only) personnel.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of       |X| (as to
                  overcollateralization, are separately maintained         accounts held by
                  (e.g., with respect to commingling of cash) as set           Trustee)
1122(d)(2)(iv) forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v)     Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent unauthorized access.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for all
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                       INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports to investors, including those to be filed with the
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
                  agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                  are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in          |X|
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements made to an investor are posted within two
                  business days to the servicer's investor records, or such
                  other number of days specified in the |X|
1122(d)(3)(iii) transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,          |X|
1122(d)(3)(iv) or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related asset pool documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments on pool assets, including any payoffs, made in
                  accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                  specified in the transaction agreements, and allocated to
                  principal, interest or other items (e.g., escrow) in
                  accordance with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
                  documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                  requirements established by the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at
                  least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
                  unemployment).
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return for pool
                  assets with variable rates are computed based on the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction
                  agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xii)   Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of
1122(d)(4)(xiii) days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Any external enhancement or other support, identified in Item
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                  maintained as set forth in the |X|
1122(d)(4)(xv) transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------

----------------- -------------------------------------------------------- ------------------

(1) Only paragraph (a) for Class P Certificates.

(2) Class B Certificateholders may represent to either (a) or (b).

                                               EXHIBIT E

                                    Form of Form 10K Certification

         I, [identify the certifying individual], certify that:

         1.       I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the "Exchange Act periodic reports") created pursuant to the Trust Agreement dated ____________________ (together, the
"Trust Agreement") among Residential Accredit Loans, Inc., Residential Funding Company, LLC (the
"Certificate Administrator") and [Name of Trustee] (the "Trustee");

         2.       Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3.       Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the
Exchange Act periodic reports;

         4.       I am responsible for reviewing the activities performed by the Certificate
Administrator and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except a disclosed in the Exchange Act periodic reports, the Certificate Administrator has fulfilled its obligations under the Trust Agreement; and

         5.       All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report.  Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

         In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________

____________________________*

[Signature]
[Title:]

* to be signed by the senior officer in charge of the servicing functions of the Certificate
Administrator

                                               EXHIBIT F

                        Form of Back-up Certification to Form 10K Certification

         The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

         (a)      The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Trust Agreement dated as of [_________], 20[__] (the
"Agreement") by and among [_______________], Residential Funding Company, LLC and the Trustee in
accordance with the standards set forth therein.

         (b)      Based on my knowledge, the list of Certificateholders as shown on the Certificate
Register as of the end of each calendar year that is provided by the Trustee pursuant to the
Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the
Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                                              ________________________________
                                                              Name:
                                                              Title:

                                               EXHIBIT G

                    SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

_________________________________________________________________________________________________________________
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
_________________________________________________________________________________________________________________
     Reference                                     Criteria
_________________________________________________________________________________________________________________
                                       General Servicing Considerations
_________________________________________________________________________________________________________________
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
_________________________________________________________________________________________________________________
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
_________________________________________________________________________________________________________________
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
_________________________________________________________________________________________________________________
                                      Cash Collection and Administration
_________________________________________________________________________________________________________________
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate             |X| (as to accounts
                     custodial bank accounts and related bank clearing accounts no more        held by Trustee)
                     than two business days following receipt, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to    |X| (as to investors
                     an investor are made only by authorized personnel.                            only)
_________________________________________________________________________________________________________________
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
_________________________________________________________________________________________________________________
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with           |X| (as to accounts
                     respect to commingling of cash) as set forth in the transaction         held by Trustee)
1122(d)(2)(iv)       agreements.
_________________________________________________________________________________________________________________
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
_________________________________________________________________________________________________________________
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
_________________________________________________________________________________________________________________
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
                                      Investor Remittances and Reporting
_________________________________________________________________________________________________________________
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
_________________________________________________________________________________________________________________
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
_________________________________________________________________________________________________________________
                     Disbursements made to an investor are posted within two business
                     days to the servicer's investor records, or such other number of               |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
_________________________________________________________________________________________________________________
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  |X|
1122(d)(3)(iv)       statements.
_________________________________________________________________________________________________________________
                                          Pool Asset Administration
_________________________________________________________________________________________________________________
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
_________________________________________________________________________________________________________________
                     Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements
_________________________________________________________________________________________________________________
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
_________________________________________________________________________________________________________________
1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
_________________________________________________________________________________________________________________
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
_________________________________________________________________________________________________________________
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
_________________________________________________________________________________________________________________
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
_________________________________________________________________________________________________________________
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
_________________________________________________________________________________________________________________
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
_________________________________________________________________________________________________________________
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained            |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
_________________________________________________________________________________________________________________

                                               EXHIBIT H

                                    CORRIDOR AGREEMENT DATED AS OF
                                           FEBRUARY 8, 2008

                                               EXHIBIT I

                                        FORM OF EXCHANGE NOTICE

                                   [CERTIFICATEHOLDER'S LETTERHEAD]

[DATE]

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705-4934

                  Re:

Ladies and Gentlemen:

         Pursuant to the terms of the Trust Agreement (the "Trust Agreement"), dated as of [], among
Residential Accredit Loans, Inc., as depositor, Residential Funding Company, LLC, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee (the "Trustee") and supplemental interest trust trustee, we hereby present and surrender the Exchangeable [Exchanged] Certificates specified on Annex I attached hereto (the "Exchangeable [Exchanged] Certificates") to the Trustee, in
exchange for the Exchanged [Exchangeable] Certificates specified on Annex I attached hereto (the
"Exchanged [Exchangeable] Certificates").

         We agree that upon such exchange the portions of the Exchangeable [Exchanged] Certificates designated for exchange shall be deemed cancelled and replaced by the Exchanged [Exchangeable]
Certificates issued in exchange therefor. We confirm that we have paid a fee to the Trustee in connection with such exchange equal to $10,000.

         For purposes of Section 4.05 of the Trust Agreement, the email address of the undersigned Certificateholder is [________________].

                                                              Very truly yours,
                                                              [NAME OF CERTIFICATEHOLDER]

                                                              By:________________________
                                                              Authorized Officer

                                                              [MEDALLION STAMP GUARANTEE]

                                                              Acknowledged by:

                                                              DEUTSCHE BANK TRUST COMPANY
                                                              AMERICAS,
                                                              as Trustee

                                                              By: ______________________________
                                                              Name:
                                                              Title:

                                                              By: ______________________________
                                                              Name:
                                                              Title:

                                       ANNEX I TO EXHIBIT SEVEN

                                 EXCHANGEABLE [EXCHANGED] CERTIFICATES

_________________________________________________________________________________________________________________________________
    Exchangeable [Exchanged] Certificates       Exchanged [Exchangeable] Certificates
_________________________________________________________________________________________________________________________________
  Certificate(s)    Outstanding   CUSIP Number  Certificate(s)   Initial     CUSIP Number   Certificateholder's     Proposed
                    Certificate                                Certificate                     DTC Participant    Exchange Date
                     Principal                                  Principal                        Number
                      Balance                                    Balance
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

                                               EXHIBIT J

                          AVAILABLE COMBINATIONS OF EXCHANGEABLE CERTIFICATES

         Exchangeable  Certificates may be exchanged for the related  Exchanged  Certificates  shown in this  Exhibit  J.  In any  exchange,  the  Percentage  Interest  of the  Exchanged  Certificates  to be
received  or  delivered  in such  exchange  will  equal the  Percentage  Interest  of the  Exchangeable
Certificates so exchanged.

           Classes of Exchangeable Certificates                            Class of Exchanged Certificates
                     to be Exchanged                                                to be Received

__________________________________________________________    __________________________________________________________

     Classes of                                                    Class of
    Exchangeable       Maximum Original       Initial              Exchanged       Maximum Original        Initial
    Certificates         Certificate       Pass-Through          Certificates         Certificate       Pass-Through
  to be Exchanged     Principal Balance         Rate            to be Received     Principal Balance         Rate
________________________________________________________________________________________________________________________

Class II-A-1          $14,737,000         3.87625%             Class II-A-3       $16,372,873          3.87625%

Class II-A-2          $1,635,873          3.87625%

At all times, the Class II-A-1,  Class II-A-2, and Class II-A-3 Certificates,  in the aggregate,  will receive interest at a per annum rate equal to LIBOR plus 0.50%,  with a maximum  rate of 7.00% per annum and a minimum rate of 0.50% per annum, and, on the Closing Date, will have an initial aggregate Certificate Principal Balance of $16,372,873.

                                                                                                              Page

ARTICLE I             DEFINITIONS................................................................................4

         Section 1.01.         Defined Terms.....................................................................4

ARTICLE II            CONVEYANCE OF THE UNDERLYING CERTIFICATES; ORIGINAL ISSUANCE OF TRUST

         Section 2.03.         Conveyance of Uncertificated REMIC Regular Interests;
                               Acceptance by the Trustee........................................................21

         Section 2.04.         Execution and Authentication of Certificates/Issuance of
                               Certificates Evidencing Interests in REMIC Certificates..........................21

         Section 2.05.         Conveyance of Uncertificated REMIC I and REMIC II Regular
                               Interests; Acceptance by the Trustee.............................................21

         Section 2.06.         Purposes and Powers of the Trust Fund............................................21

ARTICLE III           ADMINISTRATION OF THE UNDERLYING CERTIFICATES; PAYMENTS AND REPORTS TO
                      CERTIFICATEHOLDERS........................................................................21

         Section 3.01.         Collection of Monies.............................................................25

         Section 3.02.         Establishment of Trust Certificate Account; Deposits in Trust

         Section 5.03.         Trustee Not Liable for Trust Certificates or Underlying

         Section 5.11.         Certificate Administrator to Pay Trustee's Fees and Expenses;

Exhibit A-1.......Form of Class I Certificate
Exhibit A-2.......Form of Class II Certificate
Exhibit B.........Form of Class R Certificate
Exhibit C-1.......Form of Transfer Affidavit and Agreement
Exhibit C-2.......Form of Transferor Certificate
Exhibit D-1.......RALI Series 2006-QS11 Pooling and Servicing Agreement
Exhibit D-2.......RALI Series 2006-QS12 Pooling and Servicing Agreement
Exhibit E.........Form of Form 10K Certification
Exhibit F.........Form of Back-up Certification to Form 10K Certification
Exhibit G.........Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit H.........Corridor Agreement
Exhibit I ........Form of Exchange Notice
Exhibit J.........Available Combinations of Exchangeable Certificates